UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Jon S. Rand, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2023 through February 29, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report
J.P. Morgan Exchange-Traded Funds
February 29, 2024
Fund	Ticker	Listing Exchange
JPMorgan Active Bond ETF	JBND	New York Stock Exchange LLC
JPMorgan Core Plus Bond ETF	JCPB	Cboe BZX Exchange, Inc.
JPMorgan Income ETF	JPIE	NYSE Arca, Inc.
JPMorgan International Bond Opportunities ETF	JPIB	Cboe BZX Exchange, Inc.
JPMorgan Municipal ETF	JMUB	Cboe BZX Exchange, Inc.
JPMorgan Short Duration Core Plus ETF	JSCP	NYSE Arca, Inc.
JPMorgan Ultra-Short Income ETF	JPST	NYSE Arca, Inc.
JPMorgan Ultra-Short Municipal Income ETF	JMST	Cboe BZX Exchange, Inc.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 15, 2024 (Unaudited)
Dear Shareholder,
Financial markets largely rallied through the final months of 2023 and into the first quarter of 2024, as leading central banks refrained from implementing further interest rate increases. Equity markets generally outperformed bond markets for the twelve months ended February 29, 2024, led by four consecutive months of net gains in U.S. equity prices.
“The global economic outlook for the year ahead remains positive and financial markets appear more resilient than a year ago.” — Brian S. Shlissel
Economic data were stronger than many economists expected in the face of elevated interest rates throughout the year. Following weak but positive economic growth in the first half of 2023, U.S. gross domestic product increased to 4.9% in the third quarter and 3.4% growth in the final quarter of the year. While the U.S. unemployment rate rose slightly during the second half of the year, it remained below 4% for the entire 12 month period and monthly job growth data frequently surpassed the consensus forecasts of economists.
Meanwhile, the U.S. Federal Reserve (the “Fed”) continued to raise interest rates through the end of summer 2023, then settled on a benchmark lending rate range of 5.25 - 5.50% through the first quarter of 2024. The European Central Bank and the Bank of England followed similar trajectories, raising interest rates at regular intervals into the third quarter of 2023 and then holding rates at those elevated levels for the remainder of the period. Notably, the Bank of Japan raised interest rates for the first time in 17 years in mid-March 2024, ending eight years of negative interest rates and setting its benchmark rate range at 0.0 to 0.1%.
The Fed and certain other leading central banks fueled investor expectations for interest rate reductions in 2024 and growing optimism that developed market economies could enjoy a “soft landing” of positive growth coupled with relatively low unemployment.
However, there remain significant risks to the macroeconomic backdrop. Slower economic growth due to the impact of higher interest rates could leave the U.S. economy more vulnerable to potential shocks from geopolitical events, natural disasters or political turmoil, particularly taking into account the upcoming U.S. presidential election. Additionally, financial markets may also come under pressure should the Fed decide not to reduce interest rates to the extent anticipated by investors. Finally, the recent run-up in U.S. equity prices could lead to increased volatility in certain sectors of the market.
The global economic outlook for the year ahead remains positive and financial markets appear to be more resilient than a year ago. Global growth is estimated at 2.9% this year and 3.0% for 2025, with a continued decline in inflation, according to the Organization for Economic Cooperation and Development’s February 2024 forecast. However, across market cycles, we believe that those investors who hold a well-diversified portfolio and a long-term view are best positioned.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 29, 2024	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)
While bond markets generally underperformed equity markets during the period, fixed income securities rallied in late 2023 as leading central banks signaled that they could begin to lower interest rates in 2024. Overall, U.S. high yield bonds (also known as junk bonds) and emerging markets debt outperformed other sectors of the bond market, and corporate debt generally outperformed U.S. Treasury bonds and other developed markets sovereign debt for the twelve months ended February 29, 2024.
Global economic growth was stronger than expected in the first quarter of 2023, but in late March, Silicon Valley Bank collapsed after management sold off the bank’s portfolio of U.S. Treasury bonds at a steep loss, which triggered a run on the bank’s deposits. While U.S. regulators moved swiftly to guarantee some deposits at the bank to prevent further contagion, depositors began withdrawing cash from First Republic Bank. At the end of April, U.S. regulators announced First Republic Bank had been closed and sold to J.P. Morgan Chase & Co. Meanwhile, the Swiss government brokered a takeover of troubled Credit Suisse by UBS Group AG. These events sharply elevated market volatility in the banking sector, particularly in U.S. regional bank stocks.
Throughout the first half of 2023, leading central banks continued to raise interest rates at regular intervals in an effort to ease inflationary pressures. By the end of summer 2023, inflation data in the U.S. and across Europe had shown significant reduction in core consumer prices. In response, the U.S. Federal Reserve, the European Central Bank and the Bank of England in separate decisions each declined to raise interest rates further during the final months of 2023.
By the start of the second half of 2023, the general consensus view of economists was that interest rates would remain elevated for an extended period, particularly in the U.S. where labor markets remained tight and economic growth was generally stronger than expected. However, at its December meeting, the U.S. Federal Reserve indicated that it was prepared to begin the process of cutting interest rates in 2024, given the trajectory of inflation data.
Global economic growth largely proved more resilient than economists’ forecasts during the period, led by expansions in the U.S., Japan, India and select emerging markets. Meanwhile, the Eurozone, U.K., China and Canada struggled with weaker growth. China’s economy faced low levels of consumer spending and business confidence, along with long-standing debt issues in the domestic property sector. Across Europe, weakness in consumer and business spending and ongoing stresses from the war in Ukraine weighed on economic growth. Notably, inflation data in the U.K. indicated that prices were declining at a somewhat slower pace than in other developed markets.
However, investor concerns about a potential economic recession receded during the period as data showed a general trend toward stability in labor markets amid declining inflation and the pivot in the policies of leading central banks. Global equity markets responded with a four-month rally through the end of February 2024. Notably, the outperformance of U.S. equity markets was led by a handful of large cap companies in the information technology and communications sectors; Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc.
For the twelve months ended February 29, 2024, the Bloomberg U.S. High Yield Corporate Index returned 11.03%; the Bloomberg Emerging Markets Index returned 7.92% and the Bloomberg U.S. Aggregate Index returned 3.33%.

2	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Active Bond ETF
FUND COMMENTARY
FOR THE PERIOD October 11, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.95%
Market Price **	6.23%
Bloomberg U.S. Aggregate Index	3.33%
Net Assets as of 2/29/2024	$195,376,421
Duration as of 2/29/2024	6.1 Years
Fund Ticker	JBND
INVESTMENT OBJECTIVE***
The JPMorgan Active Bond ETF (the “Fund”) seeks to deliver total return from a portfolio of investment grade intermediate- and long-term bonds.
INVESTMENT APPROACH
The Fund invests primarily in investment grade corporate bonds, U.S. Treasury obligations, including Treasury coupon strips and Treasury principal strips, other U.S. government and agency securities, and asset-backed and mortgage-backed securities. The Fund’s average weighted maturity will normally range between four and twelve years. As part of its investment approach, the adviser seeks to assess the impact of environmental, social and governance factors on many issuers in the universe in which the Fund invests.
HOW DID THE FUND PERFORM?
For the period from inception October 11, 2023 to February 29, 2024, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s overweight position in securitized credit, specifically non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, was a leading contributor to performance. The Fund’s underweight allocation to U.S. Treasury bonds and its security selection in corporate credit, specifically the industrials and financials sectors, also contributed to relative performance. The Fund’s longer overall duration and yield curve positioning also contributed to relative performance. Generally, bonds of longer duration will experience a greater increase in price compared with shorter duration bonds when interest rates fall.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund’s largest allocations were to agency mortgage-backed securities and U.S. Treasury bonds, and its smallest allocations were to commercial mortgage-backed securities and non-agency mortgage-backed securities. The Fund’s duration at the end of the period was 6.12 years.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Asset-Backed Securities	22.2%
Mortgage-Backed Securities	21.9
U.S. Treasury Obligations	20.3
Corporate Bonds	14.9
Collateralized Mortgage Obligations	5.6
Commercial Mortgage-Backed Securities	5.2
Others (each less than 1.0%)	0.1
Short-Term Investments	9.8

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $52.10 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the New York Stock Exchange LLC. As of February 29, 2024, the closing price was $52.24.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Active Bond ETF
FUND COMMENTARY
FOR THE PERIOD October 11, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited) (continued)
TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Active Bond ETF
Net Asset Value	October 11, 2023	5.95%
Market Price		6.23
LIFE OF FUND PERFORMANCE (10/11/23 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on October 11, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active Bond ETF and the Bloomberg U.S. Aggregate Index from October 11, 2023 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

4	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Core Plus Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	4.58%
Market Price **	4.65%
Bloomberg U.S. Aggregate Index	3.33%
Net Assets as of 2/29/2024	$2,630,096,493
Duration as of 2/29/2024	6.3 Years
Fund Ticker	JCPB
INVESTMENT OBJECTIVE***
The JPMorgan Core Plus Bond ETF (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s overweight positions in securitized credit, including asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities, and its out-of-Benchmark position in high yield corporate credit (also known as junk bonds) were leading contributors to performance. The Fund’s longer overall duration relative to the Benchmark also contributed to performance, particularly in March 2023 and December 2023 when the yields fell on 10-year US Treasury bonds. Generally, bonds of longer duration will experience a greater increase in price compared with shorter duration bonds when interest rates fall.
The Fund’s underweight position in investment grade corporate credit was a leading detractor from relative performance. The Fund’s positioning in emerging markets debt also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities.
The managers employed a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. During the period, the Fund’s managers decreased the Fund’s duration to 6.32 years at February 29, 2024 from 6.40 years at February 28, 2023.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	28.1%
Mortgage-Backed Securities	24.3
Asset-Backed Securities	16.1
U.S. Treasury Obligations	9.8
Commercial Mortgage-Backed Securities	5.6
Collateralized Mortgage Obligations	3.3
Loan Assignments	1.0
Others (each less than 1.0%)	0.9
Short-Term Investments	10.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.22 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $46.34.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Core Plus Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Core Plus Bond ETF
Net Asset Value	January 28, 2019	4.58%	1.48%	1.64%
Market Price		4.65	1.47	1.69
LIFE OF FUND PERFORMANCE (1/28/19 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on January 28, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Core Plus Bond ETF and the Bloomberg U.S. Aggregate Index from January 28, 2019 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

6	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	6.67%
Market Price **	6.27%
Bloomberg U.S. Aggregate Index	3.33%
Net Assets as of 2/29/2024	$1,071,983,762
Duration as of 2/29/2024	2.9 Years
Fund Ticker	JPIE
INVESTMENT OBJECTIVE***
The JPMorgan Income ETF (the “Fund”) seeks to provide income with a secondary objective of capital appreciation.
INVESTMENT APPROACH
The Fund invests opportunistically in a wide variety of debt securities that have high potential to produce income and have low correlations to each other in order to manage risk. The Fund utilizes a flexible approach, shifting its allocations based on changing market conditions and seeks to manage distributions to reduce fluctuations in monthly dividends.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund generated a positive return and outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s out-of-Index allocations to non-agency mortgage-backed securities, commercial mortgage-backed securities, emerging markets debt and high yield corporate bonds (also known as junk bonds) contributed to performance. The Fund’s U.S. Treasury securities allocation was the largest detractor from relative performance. The Fund’s underweight allocation to investment grade corporate bonds and its out-of-Index allocation to non-USD currency also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund invested opportunistically among multiple debt markets and sectors that the adviser believed had a high potential to produce income. The Fund’s adviser sought to manage risk through exposure to debt markets that it believed to have low correlations to each other. During the period, the Fund’s adviser increased its allocations to agency mortgage-backed securities and commercial mortgage-backed securities and decreased the Fund’s exposure to high yield bonds, investment grade corporate bonds and asset-backed securities.
The Fund's duration decreased to 2.91 years at February 29, 2024 from 4.11 years at February 28, 2023.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	34.0%
Commercial Mortgage-Backed Securities	20.6
Mortgage-Backed Securities	18.8
Asset-Backed Securities	16.2
Collateralized Mortgage Obligations	5.6
Foreign Government Securities	3.2
Exchange-Traded Funds	1.4
Others (each less than 1.0%)	0.1
Short-Term Investments	0.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.17 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $45.37.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Income ETF
Net Asset Value	October 28, 2021	6.67%	0.51%
Market Price		6.27	0.67
LIFE OF FUND PERFORMANCE (10/28/21 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on October 28, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Income ETF and the Bloomberg U.S. Aggregate Index from October 28, 2021 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

8	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan International Bond Opportunities ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	6.08%
Market Price **	6.31%
Bloomberg Multiverse ex-USA (USD Hedged) Index	7.12%
Net Assets as of 2/29/2024	$415,646,453
Duration as of 2/29/2024	3.8 Years
Fund Ticker	JPIB
INVESTMENT OBJECTIVE***
The JPMorgan International Bond Opportunities ETF (the “Fund”) seeks to provide total return.
INVESTMENT APPROACH
The Fund invests across sectors in developed and emerging markets and is without benchmark constraints. The Fund is flexible and opportunistic, and the Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund posted a positive return of 6.08%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. The Fund’s benchmark is the Bloomberg Multiverse ex-USA (USD Hedged) Index, which had a return of 7.12% for the period.
In terms of absolute performance, the Fund’s allocations to securitized debt, corporate credit and emerging markets debt were leading contributors to performance. In particular, investment grade debt contributed the most to absolute performance. The Fund’s duration positioning detracted from performance as interest rates generally rose during the period. Generally, bonds of longer duration will experience a larger decrease in price compared with shorter duration bonds when interest rates rise.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s adviser increased the Fund’s exposure to emerging markets debt to 21% from 17% and increased the Fund’s exposure to investment grade credit to 38% from 37%. The Fund’s adviser decreased its allocation to high yield corporate bonds (also known as “junk bonds”) to 19% from 22% and securitized products to 2% from 5%.
The adviser increased the Fund’s overall duration to 3.80 years at February 28, 2024 from 3.49 years at February 28, 2023, largely by moving the Fund’s short Germany government bond position to a long position and removing the short Japan government bond position.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	61.2%
Foreign Government Securities	32.3
U.S. Treasury Obligations	1.1
Asset-Backed Securities	1.0
Others (each less than 1.0%)	1.4
Short-Term Investments	3.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
United States	13.8%
United Kingdom	11.5
Spain	9.4
France	8.5
Brazil	7.6
Italy	5.6
Canada	5.2
Mexico	4.9
Germany	4.4
Australia	3.0
Ireland	2.2
Netherlands	2.1
Luxembourg	1.8
Czech Republic	1.7
Switzerland	1.6
South Africa	1.5
Others (each less than 1.0%)	12.2
Short-Term Investments	3.0

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

February 29, 2024	J.P. Morgan Exchange-Traded Funds	9

JPMorgan International Bond Opportunities ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.23 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $47.55.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Exchange-Traded Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan International Bond Opportunities ETF
Net Asset Value	April 5, 2017	6.08%	2.95%	2.98%
Market Price		6.31	3.05	3.08
LIFE OF FUND PERFORMANCE (4/5/17 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on April 5, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Bond Opportunities ETF and the Bloomberg Multiverse ex-USA (USD Hedged) Index from April 5, 2017 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Multiverse ex-USA (USD Hedged) Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the respective Index, if applicable.
The Bloomberg Multiverse ex-USA (USD Hedged) Index is a measure of the global fixed income bond market that combines the Barclays Global Aggregate Index, which measures investment-grade debt from 24 different local currency markets, and the Barclays Global High Yield Index, which measures the global high yield fixed income markets. It excludes U.S. securities and is hedged to the U.S. dollar. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Municipal ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.46%
Market Price **	5.48%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	4.62%
Net Assets as of 2/29/2024	$1,221,487,390
Duration as of 2/29/2024	5.6 Years
Fund Ticker	JMUB
INVESTMENT OBJECTIVE***
The JPMorgan Municipal ETF (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.
INVESTMENT APPROACH
The Fund invests primarily in a portfolio of municipal securities, the income from which is exempt from federal income tax. The Fund seeks to maintain an average dollar weighted maturity between three and twelve years.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”).
Relative to the Index, the Fund’s overall longer duration was a leading contributor to performance as interest rates fell during the second half of the period. Generally, bonds of longer duration will experience a larger increase in price compared with shorter duration bonds when interest rates fall. The Fund’s overweight position in the industrial development revenue/pollution control revenue bonds sector and its overweight allocation to bonds rated single-A and BBB also contributed to relative performance as lower rated bonds generally outperformed higher rated bonds during the period.
The Fund’s underweight position in the leasing sector and its allocation to credit default swaps were leading detractors from performance relative to the Index.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund was overweight in bonds rated BBB. The Fund’s duration was 5.6 years compared with 4.6 years for the Index.
CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	36.3%
AA	41.5
A	13.1
BBB	4.7
BB	1.2
NR	3.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.79 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $50.84.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Exchange-Traded Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Municipal ETF
Net Asset Value	October 29, 2018	5.46%	2.19%	2.94%
Market Price		5.48	2.17	2.96
LIFE OF FUND PERFORMANCE (10/29/18 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on October 29, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Municipal ETF and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from October 29, 2018 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Short Duration Core Plus ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.26%
Market Price **	5.41%
Bloomberg 1-5 Year Government/Credit Index	4.54%
Net Assets as of 2/29/2024	$410,557,850
Duration as of 2/29/2024	2.6 Years
Fund Ticker	JSCP
INVESTMENT OBJECTIVE***
The JPMorgan Short Duration Core Plus ETF (the “Fund”) seeks total return, consistent with preservation of capital.
INVESTMENT APPROACH
The Fund invests primarily in traditional fixed income sectors, with the flexibility to invest up to 30% of its net assets in below investment grade securities (also known as high yield or “junk bonds”) and up to 25% of its net assets in foreign securities. The Fund’s adviser seeks to maintain a duration of three years or less. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The adviser uses both a top down and bottom up research process as well as a combination of fundamental and quantitative inputs to allocate the Fund’s assets among a range of sectors. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis to address the Fund’s dual objective of seeking total return and preservation of capital. Such analysis includes an evaluation of interest rate risk, credit risk, duration, liquidity, currency risk, legal provisions and the structure of the transaction.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg 1-5 Year Government/Credit Index (the “Index”).
Relative to the Index, the Fund’s allocations to corporate bonds and asset-backed securities were leading contributors to performance. The Fund’s longer overall duration was a leading detractor from relative performance as interest rates rose during the period. Generally, bonds with longer duration will experience a larger decrease in price compared with shorter duration bonds when interest rates rise. The Fund’s allocations to mortgage-backed securities and commercial mortgage-backed securities also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s adviser focused on security selection and relative value, which seeks to take advantage of pricing discrepancies among individual securities or market sectors. The adviser used bottom-up research to construct, in its view, a portfolio of undervalued fixed income securities. The adviser employs a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
Relative to the Index during the period, the Fund had an underweight position in U.S. Treasury bonds and out-of-Index allocations to mortgage-backed securities, asset-backed securities, high yield bonds (also known as junk bonds) and emerging markets debt. The Fund’s portfolio managers decreased the Fund’s duration to 2.61 years at February 29, 2024 from 2.62 years at February 28, 2023.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	35.5%
Asset-Backed Securities	18.5
U.S. Treasury Obligations	18.0
Mortgage-Backed Securities	12.1
Commercial Mortgage-Backed Securities	4.3
Collateralized Mortgage Obligations	4.2
Foreign Government Securities	1.1
Others (each less than 1.0%)	0.0****
Short-Term Investments	6.3

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.29 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the

14	J.P. Morgan Exchange-Traded Funds	February 29, 2024

market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $46.32.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****
Amount rounds to less than 0.1%.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	15

JPMorgan Short Duration Core Plus ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Short Duration Core Plus ETF
Net Asset Value	March 1, 2021	5.26%	0.14%
Market Price		5.41	0.16
LIFE OF FUND PERFORMANCE (3/1/21 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on March 1, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Short Duration Core Plus ETF and the Bloomberg 1-5 Year Government/Credit Index from March 1, 2021 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-5 Year Government/Credit Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg 1-5 Year Government/Credit Index includes the Government and Credit portions of the Barclays Aggregate for securities of 1-5 year maturities. The Government portion includes treasuries and agencies. The Credit portion includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

16	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Ultra-Short Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.29%
Market Price **	5.31%
ICE BofA 3-Month US Treasury Bill Index	5.25%
Net Assets as of 2/29/2024	$22,514,509,028
Duration as of 2/29/2024	0.6 Years
Fund Ticker	JPST
INVESTMENT OBJECTIVE***
The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.
INVESTMENT APPROACH
The Fund primarily invests in investment grade, U.S. dollar-denominated short-term fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. Duration measures the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund outperformed the ICE BofA 3-Month US Treasury Bill Index (the “Index”).
Relative to the Index, the Fund’s out-of-Index allocations to corporate debt, commercial paper, and certificates of deposit were leading contributors to performance amid resilience in the broader bond market and strong investor demand for investment grade credit.
The Fund’s longer duration position was a leading detractor from performance as interest rates rose and remained elevated during the period. Generally, bonds of longer duration will experience a greater decline in price compared with shorter duration bonds when interest rates rise.
HOW WAS THE FUND POSITIONED?
In descending order, the Fund’s largest allocations during the period were to corporate bonds, money market instruments, collateralized loan obligations, asset-backed securities, U.S. Treasury securities and mortgage-backed securities.
PORTFOLIO COMPOSITION BY SECTOR AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Financials	37.8%
Commercial Paper	14.1
Certificates of Deposits	11.4
Asset-Backed Securities	11.1
Utilities	4.2
Health Care	2.4
Consumer Discretionary	2.3
Industrials	2.3
U.S. Treasury Obligations	2.3
Energy	2.1
Information Technology	1.4
Others (each less than 1.0%)	2.6
Other Short-Term Investments	6.0

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.41 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $50.44.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	17

JPMorgan Ultra-Short Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	5.29%	2.40%	2.35%
Market Price		5.31	2.40	2.36
LIFE OF FUND PERFORMANCE (5/17/17 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on May 17, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofA 3-Month US Treasury Bill Index from May 17, 2017 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

18	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Ultra-Short Municipal Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	3.59%
Market Price **	3.67%
Bloomberg 1-Year Municipal Bond Index	3.53%
Net Assets as of 2/29/2024	$2,636,616,919
Duration as of 2/29/2024	0.5 Years
Fund Ticker	JMST
INVESTMENT OBJECTIVE***
The JPMorgan Ultra-Short Municipal Income ETF (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
INVESTMENT APPROACH
The Fund primarily invests in investment grade fixed income securities or the unrated equivalent, variable and floating rate municipal securities, the income from which is exempt from federal income tax. The Fund invests in a portfolio of municipal securities with an average weighted maturity of two years or less.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg 1-Year Municipal Bond Index (the “Index”).
Relative to the Index, the Fund’s overweight allocation to bonds of 1-to-2 year durations was a leading contributor to performance. Duration measures a bond’s price sensitivity relative to changes in interest rates. Generally, bonds of longer duration will experience a greater increase in price compared with shorter duration bonds when interest rates fall. The Fund’s overweight position in bonds rated single-A also contributed to relative performance as lower quality bonds generally underperformed higher quality bonds during the period.
The Fund’s out-of-Index allocation to variable rate notes, which were used to manage the Fund’s day-to-day liquidity and are an integral part of Fund strategy, was a leading detractor from performance. The Fund’s overweight position in local general obligation bonds and its underweight position in the electric sector also detracted from performance.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund’s duration was 0.5 years compared with 1.3 years for the Index.
CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	27.9%
AA	33.7
A	19.2
BBB	0.8
NR	18.4

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.80 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $50.81.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	19

JPMorgan Ultra-Short Municipal Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value	October 16, 2018	3.59%	1.62%	1.72%
Market Price		3.67	1.61	1.73
LIFE OF FUND PERFORMANCE (10/16/18 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on October 16, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Municipal Income ETF and the Bloomberg 1-Year Municipal Bond Index from October 16, 2018 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-Year Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg 1-Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption on gains resulting from or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

20	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Active Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 23.9%
ACM Auto Trust Series 2023-2A, Class A, 7.97%, 6/20/2030 (a)	268,121	269,652
American Credit Acceptance Receivables Trust Series 2023-4, Class C, 6.99%, 9/12/2030 (a)	430,000	438,663
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (a)	253,000	244,280
Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	500,000	482,782
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (a)	544,000	507,753
Series 2021-SFR1, Class D, 2.60%, 6/17/2038 (a)	1,000,000	875,956
Series 2021-SFR2, Class A, 1.53%, 8/17/2038 (a)	100,000	91,143
Series 2021-SFR3, Class C, 1.80%, 10/17/2038 (a)	380,000	343,288
Series 2021-SFR3, Class E1, 2.33%, 10/17/2038 (a)	620,000	555,064
Series 2023-SFR1, Class E1, 4.00%, 4/17/2040 (a)	520,000	471,303
Series 2023-SFR2, Class E1, 3.95%, 6/17/2040 (a)	550,000	485,114
Bridge Trust Series 2022-SFR1, Class A, 3.40%, 11/17/2037 (a)	350,000	335,702
Bridgecrest Lending Auto Securitization Trust Series 2023-1, Class C, 7.10%, 8/15/2029	350,000	359,136
Business Jet Securities LLC Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	691,315	646,756
BXG Receivables Note Trust Series 2022-A, Class C, 5.35%, 9/28/2037 (a)	251,271	237,543
Carvana Auto Receivables Trust
Series 2023-N1, Class B, 5.85%, 11/10/2027 (a)	660,000	659,283
Series 2021-P4, Class A4, 1.64%, 12/10/2027	400,000	371,598
Series 2022-P1, Class A4, 3.52%, 2/10/2028	300,000	287,558
CPS Auto Receivables Trust Series 2023-D, Class C, 7.17%, 1/15/2030 (a)	400,000	410,071
Credit Acceptance Auto Loan Trust
Series 2021-2A, Class C, 1.64%, 6/17/2030 (a)	800,000	785,700
Series 2021-4, Class A, 1.26%, 10/15/2030 (a)	338,403	332,873
Series 2021-4, Class C, 1.94%, 2/18/2031 (a)	480,000	454,981
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2023-2A, Class A, 5.92%, 5/16/2033 (a)	600,000	602,095
DP Lion Holdco LLC Series 2023-1A, Class A, 8.24%, 11/30/2043 ‡	250,000	251,946
FHF Issuer Trust
Series 2023-2A, Class B, 7.49%, 11/15/2029 (a)	450,000	462,344
Series 2024-1A, Class B, 6.26%, 3/15/2030 (a)	158,000	157,354
First Investors Auto Owner Trust Series 2023-1A, Class C, 6.81%, 12/17/2029 (a)	340,000	347,536
FirstKey Homes Trust
Series 2020-SFR1, Class D, 2.24%, 8/17/2037 (a)	400,000	375,960
Series 2020-SFR1, Class E, 2.79%, 8/17/2037 (a)	500,000	471,450
Series 2020-SFR2, Class C, 1.67%, 10/19/2037 (a)	295,000	274,436
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (a)	615,000	575,765
Series 2021-SFR1, Class C, 1.89%, 8/17/2038 (a)	450,000	407,761
Series 2022-SFRA, Class A, 3.10%, 3/17/2039 (a)	297,218	275,023
FMC GMSR Issuer Trust
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (b)	1,600,000	1,454,567
Series 2021-GT1, Class A, 3.62%, 7/25/2026 (a) (b)	463,095	402,737
Series 2021-GT1, Class B, 4.36%, 7/25/2026 (a) (b)	600,000	498,696
Series 2021-GT2, Class A, 3.85%, 10/25/2026 (a) (b)	522,400	454,564
Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	500,000	465,192
Foundation Finance Trust Series 2023-2A, Class D, 9.10%, 6/15/2049 (a)	500,000	511,617
FRTKL Series 2021-SFR1, Class D, 2.17%, 9/17/2038 (a)	545,000	488,945
GLS Auto Receivables Issuer Trust Series 2021-4A, Class D, 2.48%, 10/15/2027 (a)	1,000,000	942,090
GLS Auto Select Receivables Trust
Series 2023-2A, Class A3, 6.38%, 2/15/2029 (a)	500,000	511,319
Series 2024-1A, Class C, 5.69%, 3/15/2030 (a)	300,000	298,157
Series 2024-1A, Class D, 6.43%, 1/15/2031 (a)	295,000	297,286
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	21

JPMorgan Active Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Goodgreen Ltd.
Series 2024-1A, Class A, 6.29%, 7/15/2056 (a)	500,000	489,996
Series 2024-1A, Class B, 8.12%, 7/15/2056 (a)	500,000	489,997
Goodgreen Trust Series 2016-1A, Class A, 3.23%, 10/15/2052 ‡ (a)	712,960	638,485
Granite Park Equipment Leasing LLC
Series 2023-1A, Class A3, 6.46%, 9/20/2032 (a)	354,000	361,188
Series 2023-1A, Class D, 7.00%, 8/22/2033 (a)	350,000	346,935
HERO Funding (Cayman Islands) Series 2017-3A, Class A1, 3.19%, 9/20/2048 ‡ (a)	479,326	413,552
HERO Funding Trust (Cayman Islands) Series 2020-1A, Class A, 2.59%, 9/20/2057 ‡ (a)	551,366	450,583
Hilton Grand Vacations Trust Series 2022-2A, Class B, 4.74%, 1/25/2037 (a)	415,682	401,114
HIN Timeshare Trust Series 2020-A, Class A, 1.39%, 10/9/2039 (a)	316,698	294,098
Home Partners of America Trust Series 2020-2, Class E, 3.08%, 1/17/2041 (a)	492,797	409,797
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/2031 (a)	400,000	346,099
Series 2021-2A, Class B, 2.37%, 4/20/2032 (a)	500,000	425,031
Series 2022-1A, Class E, 7.58%, 7/20/2032 ‡ (a)	775,000	742,836
Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 8/21/2034 (a)	161,091	158,734
Series 2020-AA, Class B, 3.21%, 8/21/2034 (a)	200,000	192,140
Series 2021-AA, Class B, 2.33%, 3/20/2036 (a)	310,000	275,781
Series 2021-AA, Class C, 2.96%, 3/20/2036 (a)	200,000	176,457
Series 2021-AA, Class D, 3.83%, 3/20/2036 (a)	225,000	197,274
Series 2021-BA, Class C, 2.66%, 11/20/2036 (a)	200,000	171,153
Merchants Fleet Funding LLC Series 2023-1A, Class A, 7.21%, 5/20/2036 (a)	500,000	503,681
MNR ABS Issuer I LLC, 8.95%, 12/15/2038 ‡	245,557	247,198
New Residential Mortgage Loan Trust Series 2022-SFR1, Class B, 2.85%, 2/17/2039 (a)	455,000	420,175
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	470,971	441,053
Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (a)	485,394	451,762
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	307,543	285,879
NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	523,755	502,883
Oportun Issuance Trust
Series 2024-1A, Class B, 6.55%, 4/8/2031 (a)	206,000	205,447
Series 2021-B, Class C, 3.65%, 5/8/2031 (a)	1,400,000	1,312,923
Series 2021-C, Class A, 2.18%, 10/8/2031 (a)	168,000	157,908
Series 2021-C, Class B, 2.67%, 10/8/2031 (a)	665,000	621,484
Pagaya AI Technology in Housing Trust Series 2023-1, Class A, 3.60%, 10/25/2040 (a)	550,000	502,902
Pretium Mortgage Credit Partners LLC
Series 2022-NPL1, Class A1, 2.98%, 1/25/2052 (a) (c)	458,110	452,838
Series 2021-RN1, Class A1, 1.99%, 2/25/2061 (a) (c)	174,091	169,251
Progress Residential
Series 2021-SFR3, Class A, 1.64%, 5/17/2026 (a)	98,748	91,090
Series 2021-SFR1, Class C, 1.56%, 4/17/2038 (a)	500,000	456,568
Progress Residential Trust
Series 2022-SFR2, Class E1, 4.55%, 4/17/2027 (a)	700,000	655,671
Series 2023-SFR2, Class D, 4.50%, 10/17/2028 (a)	450,000	419,305
Series 2021-SFR6, Class A, 1.52%, 7/17/2038 (a)	99,569	91,001
Series 2023-SFR1, Class E2, 6.60%, 3/17/2040 (a)	450,000	438,976
Series 2021-SFR7, Class A, 1.69%, 8/17/2040 (a)	419,233	361,259
Series 2021-SFR10, Class E1, 3.57%, 12/17/2040 (a)	741,195	647,388
Series 2022-SFR1, Class E1, 3.93%, 2/17/2041 (a)	1,048,000	928,765
Series 2022-SFR4, Class A, 4.44%, 5/17/2041 (a)	199,194	193,198
PRPM LLC Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (c)	398,359	384,691
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Regional Management Issuance Trust Series 2022-1, Class B, 3.71%, 3/15/2032 (a)	300,000	280,631
Renew
Series 2023-1A, Class A, 5.90%, 11/20/2058 ‡ (a)	954,043	932,869
Series 2024-1A, Class A, 6.21%, 11/20/2059 ‡ (a)	798,264	799,645
Republic Finance Issuance Trust Series 2020-A, Class B, 3.54%, 11/20/2030 (a)	125,000	120,817
Santander Drive Auto Receivables Trust
Series 2022-4, Class C, 5.00%, 11/15/2029	545,000	537,680
Series 2022-5, Class D, 5.67%, 12/16/2030	400,000	397,615
Series 2022-6, Class D, 5.69%, 2/18/2031	400,000	397,428
SCF Equipment Leasing LLC
Series 2022-2A, Class A3, 6.50%, 10/21/2030 (a)	600,000	606,035
Series 2023-1A, Class A3, 6.17%, 5/20/2032 (a)	300,000	307,754
Series 2022-2A, Class D, 6.50%, 10/20/2032 (a)	200,000	197,058
Series 2023-1A, Class D, 7.00%, 8/22/2033 (a)	699,000	706,406
Sierra Timeshare Receivables Funding LLC
Series 2021-2A, Class A, 1.35%, 9/20/2038 (a)	88,559	82,924
Series 2021-2A, Class C, 1.95%, 9/20/2038 (a)	26,047	24,192
Series 2023-1A, Class C, 7.00%, 1/20/2040 (a)	393,065	394,847
Series 2022-2A, Class C, 6.36%, 6/20/2040 (a)	356,579	353,267
Tricolor Auto Securitization Trust Series 2022-1A, Class D, 5.38%, 1/15/2026 (a)	350,000	345,251
Tricon American Homes Trust Series 2020-SFR2, Class E1, 2.73%, 11/17/2039 (a)	500,000	440,055
Tricon Residential Trust
Series 2022-SFR1, Class E1, 5.34%, 4/17/2039 (a)	272,000	262,340
Series 2023-SFR2, Class C, 5.00%, 12/17/2040 (a)	300,000	291,228
Vericrest Opportunity Loan Transferee Series 2021-NP11, Class A1, 1.87%, 8/25/2051 (a) (c)	526,229	505,883
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (c)	70,089	67,396
VOLT XCIII LLC Series 2021-NPL2, Class A1, 4.89%, 2/27/2051 (a) (c)	135,430	131,394
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (c)	140,037	136,853
Westlake Automobile Receivables Trust Series 2023-4A, Class D, 7.19%, 7/16/2029 (a)	350,000	358,550
Total Asset-Backed Securities (Cost $45,968,768)		46,775,703
Mortgage-Backed Securities — 23.7%
FHLMC Gold Pools, Other Pool # RE0003, 4.00%, 7/1/2049	557,551	523,315
FNMA UMBS, 30 Year
Pool # AL9058, 3.50%, 9/1/2046	305,718	278,388
Pool # AL9397, 3.00%, 10/1/2046	391,700	342,053
Pool # BE9590, 3.50%, 5/1/2047	145,711	131,806
Pool # BQ1367, 2.50%, 9/1/2050 (d)	1,054,619	878,227
Pool # BQ3137, 2.50%, 10/1/2050	431,565	362,679
Pool # CA8021, 2.50%, 12/1/2050	484,226	400,961
Pool # CB0458, 2.50%, 5/1/2051	470,828	390,134
Pool # FM7293, 2.50%, 5/1/2051	230,409	191,975
Pool # CB0397, 3.00%, 5/1/2051	275,311	237,921
Pool # FM7910, 2.50%, 7/1/2051	640,328	538,392
Pool # FM7957, 2.50%, 7/1/2051 (d)	792,085	660,000
Pool # CB1406, 3.00%, 8/1/2051	824,702	711,417
Pool # FS5389, 2.50%, 11/1/2051	481,779	398,804
Pool # BU3608, 3.00%, 11/1/2051	147,658	127,374
Pool # BU9885, 2.50%, 1/1/2052	578,864	477,061
Pool # CB2855, 2.50%, 2/1/2052	770,657	643,597
Pool # CB3384, 4.00%, 4/1/2052	414,106	381,253
Pool # CB3775, 4.00%, 6/1/2052	380,082	350,038
Pool # BY9849, 6.00%, 10/1/2053	575,268	579,332
FNMA, Other
Pool # BS2870, 1.27%, 8/1/2028	347,302	300,001
Pool # BL6257, 2.13%, 11/1/2028	1,205,488	1,070,668
Pool # BS5507, 3.23%, 11/1/2028	299,283	279,881
Pool # BS4928, 2.15%, 3/1/2029	2,646,000	2,351,817
Pool # BS5162, 2.73%, 9/1/2029	1,143,826	1,031,694
Pool # BL4429, 2.25%, 10/1/2029	299,588	264,744
Pool # AM6835, 3.58%, 10/1/2029	1,172,776	1,100,925
Pool # BL4333, 2.52%, 11/1/2029	376,692	336,330
Pool # AN8514, 3.27%, 2/1/2030	958,277	886,813
Pool # BS6161, 4.47%, 8/1/2030	493,110	482,785
Pool # BZ0392, 4.82%, 3/1/2031	799,578	799,286
Pool # BM6857, 1.83%, 12/1/2031 (b)	1,497,555	1,215,838
Pool # BS5337, 3.01%, 4/1/2032	310,000	274,018
Pool # BS5581, 3.46%, 6/1/2032	370,150	338,308
Pool # BS5659, 3.66%, 6/1/2032	795,000	730,948
Pool # AN5759, 3.29%, 7/1/2032	1,137,587	1,023,942
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	23

JPMorgan Active Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # BS5530, 3.30%, 7/1/2032	701,000	628,335
Pool # BS6132, 3.86%, 7/1/2032	415,000	388,813
Pool # BS6276, 3.97%, 8/1/2032	680,000	637,967
Pool # BS5718, 3.46%, 9/1/2032	900,000	813,161
Pool # BS6689, 3.83%, 9/1/2032	390,000	363,829
Pool # BS6417, 3.83%, 10/1/2032	497,612	463,950
Pool # BS6951, 3.90%, 10/1/2032	500,000	467,163
Pool # BS6619, 3.91%, 10/1/2032	593,768	553,393
Pool # BS6731, 3.78%, 11/1/2032	133,140	123,499
Pool # BZ0159, 4.98%, 1/1/2033	490,000	493,632
Pool # BS1636, 2.25%, 4/1/2033	750,000	614,363
Pool # BS1899, 2.17%, 5/1/2033	605,000	491,693
Pool # BS9616, 4.79%, 9/1/2033	300,000	298,233
Pool # BZ0419, 4.25%, 1/1/2034	605,000	578,742
Pool # BZ0430, 4.32%, 2/1/2034	325,000	312,568
Pool # BL2213, 3.34%, 5/1/2034	1,000,000	889,918
Pool # BZ0565, 5.04%, 5/1/2034	1,000,000	1,013,171
Pool # BL3772, 2.92%, 10/1/2034	110,644	95,268
Pool # BL7071, 1.91%, 6/1/2035	383,000	286,012
Pool # AN4430, 3.61%, 1/1/2037	420,820	389,257
Pool # CA4632, 4.00%, 11/1/2043 (d)	579,456	552,310
Pool # BF0189, 3.00%, 6/1/2057	689,372	587,107
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 3/25/2054 (d)	6,410,000	5,265,878
TBA, 5.00%, 3/25/2054 (d)	6,300,000	6,109,034
GNMA II Pool # CK7234 ARM, 6.44%, 2/20/2072 (b)	416,435	426,640
GNMA II, 30 Year
Pool # AQ6679, 3.50%, 10/20/2045	132,244	120,924
Pool # AK8802, 3.75%, 3/20/2046	299,383	277,443
Pool # CO8957, 5.00%, 12/20/2052	808,438	786,778
Pool # CX2674, 6.00%, 10/20/2053	228,289	232,283
GNMA II, Other Pool # AD0019, 3.50%, 2/20/2033	920,963	875,637
Total Mortgage-Backed Securities (Cost $45,270,400)		46,229,726
U.S. Treasury Obligations — 22.0%
U.S. Treasury Bonds
3.88%, 8/15/2040	600,000	561,188
4.25%, 11/15/2040	650,000	635,502
4.75%, 2/15/2041	1,679,000	1,741,438
4.38%, 8/15/2043	4,865,000	4,763,139
3.00%, 2/15/2048	1,920,000	1,491,975
3.00%, 8/15/2048	578,000	448,514
3.00%, 8/15/2052	1,077,000	832,614
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

4.13%, 8/15/2053	2,099,000	2,009,465
4.25%, 2/15/2054	760,000	745,750
U.S. Treasury Notes
5.00%, 9/30/2025	1,055,000	1,058,379
4.25%, 12/31/2025	3,000,000	2,976,562
4.63%, 9/30/2028	7,785,000	7,890,523
4.38%, 11/30/2028	1,000,000	1,004,219
2.63%, 2/15/2029	2,800,000	2,594,484
2.38%, 3/31/2029	500,000	456,934
4.13%, 8/31/2030	4,735,000	4,692,274
4.88%, 10/31/2030	1,300,000	1,343,875
4.38%, 11/30/2030	1,000,000	1,005,313
3.75%, 12/31/2030	1,350,000	1,308,234
3.38%, 5/15/2033	1,800,000	1,679,203
3.88%, 8/15/2033	200,000	194,031
4.50%, 11/15/2033	2,455,000	2,501,415
U.S. Treasury STRIPS Bonds 5.51%, 2/15/2041 (e)	2,249,000	1,016,959
Total U.S. Treasury Obligations (Cost $42,154,819)		42,951,990
Corporate Bonds — 16.1%
Aerospace & Defense — 0.7%
BAE Systems plc (United Kingdom) 5.80%, 10/11/2041 (a)	100,000	100,850
Boeing Co. (The)
5.15%, 5/1/2030	250,000	245,817
5.71%, 5/1/2040	160,000	155,857
3.38%, 6/15/2046	590,000	400,517
L3Harris Technologies, Inc.
5.40%, 7/31/2033	100,000	100,071
4.85%, 4/27/2035	115,000	109,320
Northrop Grumman Corp. 5.15%, 5/1/2040	110,000	106,783
RTX Corp. 3.03%, 3/15/2052	170,000	111,130
		1,330,345
Automobiles — 0.1%
General Motors Co. 5.95%, 4/1/2049	130,000	125,224
Banks — 4.1%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (f)	200,000	173,950
Bank of America Corp.
(SOFR + 1.06%), 2.09%, 6/14/2029 (f)	500,000	439,390
(SOFR + 1.21%), 2.57%, 10/20/2032 (f)	500,000	409,800
(SOFR + 1.65%), 5.47%, 1/23/2035 (f)	355,000	353,973
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Banque Federative du Credit Mutuel SA (France) 5.79%, 7/13/2028 (a)	200,000	204,520
Barclays plc (United Kingdom)
(SOFR + 2.98%), 6.22%, 5/9/2034 (f)	200,000	202,496
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 3.33%, 11/24/2042 (f)	200,000	144,790
BNP Paribas SA (France) (SOFR + 1.52%), 5.18%, 1/9/2030 (a) (f)	400,000	396,256
BPCE SA (France)
(SOFR + 1.98%), 6.61%, 10/19/2027 (a) (f)	250,000	255,008
(SOFR + 2.59%), 7.00%, 10/19/2034 (a) (f)	500,000	533,521
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.45%), 4.08%, 4/23/2029 (f)	150,000	143,160
(SOFR + 1.18%), 2.52%, 11/3/2032 (f)	250,000	202,922
Credit Agricole SA (France) (SOFR + 1.86%), 6.32%, 10/3/2029 (a) (f)	250,000	257,656
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.71%, 3/1/2030 (a) (f)	400,000	400,849
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 2.21%, 8/17/2029 (f)	200,000	173,639
(SOFR + 2.39%), 6.25%, 3/9/2034 (f)	200,000	207,531
(SOFR + 2.65%), 6.33%, 3/9/2044 (f)	200,000	210,273
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (f)	200,000	201,901
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 5.75%, 7/6/2034 (f)	200,000	203,995
National Australia Bank Ltd. (Australia) 2.33%, 8/21/2030 (a) (g)	250,000	204,526
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.95%), 5.81%, 9/13/2029 (f)	200,000	202,034
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.78%, 3/1/2035 (f)	480,000	479,045
Skandinaviska Enskilda Banken AB (Sweden) 5.38%, 3/5/2029 (a)	205,000	204,270
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Societe Generale SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (f)	200,000	162,129
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.95%), 6.69%, 1/10/2034 (a) (f)	200,000	206,608
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.07%, 1/19/2035 (a) (f)	214,000	210,861
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.10%, 1/11/2035 (a) (f)	200,000	200,966
Truist Financial Corp. (SOFR + 1.92%), 5.71%, 1/24/2035 (f)	115,000	113,853
US Bancorp (SOFR + 1.86%), 5.68%, 1/23/2035 (f)	100,000	99,768
Wells Fargo & Co.
(SOFR + 1.79%), 6.30%, 10/23/2029 (f)	315,000	326,492
(SOFR + 2.06%), 6.49%, 10/23/2034 (f)	265,000	281,830
(SOFR + 1.78%), 5.50%, 1/23/2035 (f)	175,000	173,844
		7,981,856
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 5.80%, 1/23/2059	155,000	164,543
Molson Coors Beverage Co. 4.20%, 7/15/2046	105,000	85,774
		250,317
Biotechnology — 0.6%
AbbVie, Inc.
4.55%, 3/15/2035	150,000	143,709
4.05%, 11/21/2039	300,000	263,020
4.25%, 11/21/2049	255,000	218,765
Amgen, Inc. 5.75%, 3/2/2063	225,000	225,021
Gilead Sciences, Inc. 2.60%, 10/1/2040	315,000	219,916
		1,070,431
Broadline Retail — 0.1%
Amazon.com, Inc. 3.25%, 5/12/2061	160,000	110,089
Building Products — 0.1%
Masco Corp. 6.50%, 8/15/2032	100,000	106,042
Capital Markets — 0.9%
Bank of New York Mellon Corp. (The)
(SOFR + 1.60%), 6.32%, 10/25/2029 (f)	110,000	115,333
(SOFR + 1.85%), 6.47%, 10/25/2034 (f)	110,000	119,323
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Active Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
Goldman Sachs Group, Inc. (The)
(SOFR + 1.25%), 2.38%, 7/21/2032 (f)	250,000	203,446
(3-MONTH CME TERM SOFR + 1.69%), 4.41%, 4/23/2039 (f)	250,000	221,229
Morgan Stanley
(SOFR + 1.59%), 5.16%, 4/20/2029 (f)	250,000	248,570
(SOFR + 1.87%), 5.25%, 4/21/2034 (f)	250,000	245,383
(SOFR + 1.73%), 5.47%, 1/18/2035 (f)	66,000	65,922
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00%), 6.30%, 9/22/2034 (a) (f)	400,000	413,514
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 3.18%, 2/11/2043 (a) (f)	200,000	143,994
		1,776,714
Chemicals — 0.2%
CF Industries, Inc. 5.15%, 3/15/2034	100,000	96,768
DuPont de Nemours, Inc. 5.32%, 11/15/2038	80,000	79,080
LYB International Finance III LLC 4.20%, 10/15/2049	240,000	185,375
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	85,000	76,846
		438,069
Commercial Services & Supplies — 0.0% ^
Element Fleet Management Corp. (Canada) 6.32%, 12/4/2028 (a)	70,000	71,795
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. 3.20%, 7/15/2051	85,000	58,766
Consumer Finance — 0.2%
AerCap Ireland Capital DAC (Ireland) 3.00%, 10/29/2028	200,000	179,713
Avolon Holdings Funding Ltd. (Ireland)
4.38%, 5/1/2026 (a)	40,000	38,499
2.53%, 11/18/2027 (a)	300,000	263,454
		481,666
Consumer Staples Distribution & Retail — 0.2%
7-Eleven, Inc. 1.80%, 2/10/2031 (a)	100,000	79,677
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (a)	125,000	94,698
5.62%, 2/12/2054 (a)	110,000	109,645
Kroger Co. (The) 5.00%, 4/15/2042	95,000	87,162
		371,182
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified REITs — 0.1%
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	150,000	138,695
Simon Property Group LP 3.25%, 9/13/2049	85,000	58,908
WP Carey, Inc. 2.25%, 4/1/2033	100,000	75,782
		273,385
Diversified Telecommunication Services — 0.2%
AT&T, Inc.
3.50%, 6/1/2041	145,000	111,107
3.80%, 12/1/2057	240,000	168,908
Verizon Communications, Inc.
2.65%, 11/20/2040	130,000	89,629
3.55%, 3/22/2051	155,000	112,562
		482,206
Electric Utilities — 1.9%
DTE Electric Co. 5.40%, 4/1/2053	70,000	69,355
Duke Energy Corp. 3.75%, 9/1/2046	270,000	201,473
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (a)	100,000	81,079
Emera US Finance LP (Canada) 4.75%, 6/15/2046	255,000	208,741
Entergy Texas, Inc. 5.80%, 9/1/2053	125,000	128,838
Evergy Metro, Inc. 5.30%, 10/1/2041	105,000	98,699
FirstEnergy Transmission LLC 5.45%, 7/15/2044 (a)	215,000	202,437
Fortis, Inc. (Canada) 3.06%, 10/4/2026	100,000	94,462
ITC Holdings Corp.
2.95%, 5/14/2030 (a)	100,000	87,278
5.40%, 6/1/2033 (a)	200,000	197,543
Massachusetts Electric Co. 4.00%, 8/15/2046 (a)	65,000	49,775
Monongahela Power Co. 5.85%, 2/15/2034 (a)	100,000	101,857
NextEra Energy Capital Holdings, Inc.
5.25%, 2/28/2053	120,000	111,845
5.55%, 3/15/2054	200,000	193,804
Niagara Mohawk Power Corp. 5.66%, 1/17/2054 (a)	60,000	58,256
Oncor Electric Delivery Co. LLC 4.95%, 9/15/2052	110,000	102,371
Pacific Gas and Electric Co.
6.40%, 6/15/2033	100,000	103,971
5.80%, 5/15/2034	265,000	264,721
4.45%, 4/15/2042	230,000	185,418
PPL Electric Utilities Corp. 5.25%, 5/15/2053	105,000	102,016
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Public Service Co. of Oklahoma
5.25%, 1/15/2033	100,000	99,175
Series K, 3.15%, 8/15/2051	135,000	90,403
Public Service Electric and Gas Co. 5.45%, 3/1/2054	150,000	150,096
Sierra Pacific Power Co. 5.90%, 3/15/2054 (a)	145,000	148,318
Southern California Edison Co.
6.00%, 1/15/2034	100,000	104,388
5.70%, 3/1/2053	110,000	109,366
5.75%, 4/15/2054	220,000	219,113
Union Electric Co. 4.00%, 4/1/2048	120,000	94,497
Xcel Energy, Inc. 4.80%, 9/15/2041	90,000	77,513
		3,736,808
Electronic Equipment, Instruments & Components — 0.0% ^
Corning, Inc. 5.35%, 11/15/2048	60,000	57,641
Financial Services — 0.2%
Fiserv, Inc. 4.40%, 7/1/2049	90,000	75,294
Global Payments, Inc. 5.30%, 8/15/2029	100,000	98,656
Nationwide Building Society (United Kingdom) (3-MONTH SOFR + 1.45%), 4.30%, 3/8/2029 (a) (f)	220,000	209,239
		383,189
Food Products — 0.3%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	100,000	85,037
Campbell Soup Co. 3.13%, 4/24/2050	65,000	42,244
J M Smucker Co. (The)
6.20%, 11/15/2033	80,000	84,557
6.50%, 11/15/2053	75,000	81,493
JBS USA LUX SA 6.75%, 3/15/2034 (a)	100,000	103,000
Kraft Heinz Foods Co. 4.38%, 6/1/2046	90,000	74,563
Tyson Foods, Inc. 5.70%, 3/15/2034 (d)	80,000	79,897
		550,791
Gas Utilities — 0.1%
Atmos Energy Corp. 4.13%, 3/15/2049	90,000	74,220
Boston Gas Co. 4.49%, 2/15/2042 (a)	100,000	81,593
Piedmont Natural Gas Co., Inc. 5.05%, 5/15/2052	75,000	67,469
Southwest Gas Corp. 3.80%, 9/29/2046	65,000	47,490
		270,772
Ground Transportation — 0.2%
Burlington Northern Santa Fe LLC 3.55%, 2/15/2050	100,000	75,435
CSX Corp. 3.35%, 9/15/2049	95,000	68,185
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ground Transportation — continued
Norfolk Southern Corp. 4.05%, 8/15/2052	80,000	63,985
Penske Truck Leasing Co. LP 6.05%, 8/1/2028 (a)	100,000	102,283
Union Pacific Corp. 4.10%, 9/15/2067	65,000	51,473
		361,361
Health Care Providers & Services — 0.6%
Aetna, Inc. 4.50%, 5/15/2042	100,000	84,881
CVS Health Corp.
5.13%, 2/21/2030	114,000	113,290
5.05%, 3/25/2048	325,000	289,891
Elevance Health, Inc. 4.65%, 1/15/2043	100,000	90,481
HCA, Inc.
5.50%, 6/1/2033	200,000	198,815
4.63%, 3/15/2052	315,000	257,910
UnitedHealth Group, Inc. 3.25%, 5/15/2051	185,000	129,739
		1,165,007
Health Care REITs — 0.1%
Welltower OP LLC
3.10%, 1/15/2030	100,000	89,209
6.50%, 3/15/2041	100,000	107,936
		197,145
Independent Power and Renewable Electricity Producers — 0.4%
Constellation Energy Generation LLC
5.80%, 3/1/2033	200,000	204,418
5.75%, 10/1/2041	205,000	200,594
6.50%, 10/1/2053	150,000	164,625
Southern Power Co. 5.15%, 9/15/2041	310,000	285,599
		855,236
Industrial Conglomerates — 0.1%
Honeywell International, Inc. 5.25%, 3/1/2054	100,000	99,797
Industrial REITs — 0.0% ^
Prologis LP 2.25%, 4/15/2030	100,000	85,758
Insurance — 0.4%
Aon North America, Inc. 5.75%, 3/1/2054	130,000	130,510
Arthur J Gallagher & Co. 5.75%, 7/15/2054	50,000	49,524
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	110,000	87,266
CNA Financial Corp. 5.13%, 2/15/2034	100,000	96,690
Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (a)	80,000	59,872
Mutual of Omaha Cos. Global Funding 5.45%, 12/12/2028 (a)	150,000	151,366
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	27

JPMorgan Active Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
New York Life Insurance Co. 3.75%, 5/15/2050 (a)	120,000	91,655
Prudential Funding Asia plc (Hong Kong) 3.13%, 4/14/2030	50,000	44,313
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (a)	75,000	61,673
		772,869
Interactive Media & Services — 0.1%
Meta Platforms, Inc. 5.60%, 5/15/2053	125,000	129,418
Media — 0.6%
Charter Communications Operating LLC
4.40%, 4/1/2033	200,000	174,847
3.50%, 3/1/2042	200,000	130,817
4.80%, 3/1/2050	335,000	242,413
Comcast Corp.
4.20%, 8/15/2034	250,000	229,862
3.25%, 11/1/2039	210,000	161,049
4.00%, 11/1/2049	135,000	107,311
Discovery Communications LLC 3.63%, 5/15/2030	150,000	131,844
Paramount Global 5.85%, 9/1/2043	80,000	64,705
		1,242,848
Metals & Mining — 0.2%
Newmont Corp.
3.25%, 5/13/2030 (a)	100,000	89,438
5.75%, 11/15/2041 (a)	100,000	101,509
Nucor Corp. 2.98%, 12/15/2055	70,000	45,170
Steel Dynamics, Inc. 3.25%, 10/15/2050	85,000	55,793
		291,910
Multi-Utilities — 0.2%
Consolidated Edison Co. of New York, Inc. 5.70%, 6/15/2040	70,000	70,440
Consumers Energy Co. 3.25%, 8/15/2046	80,000	58,513
Dominion Energy, Inc. Series C, 4.90%, 8/1/2041	110,000	98,599
Puget Energy, Inc. 2.38%, 6/15/2028	100,000	88,840
San Diego Gas & Electric Co. 3.95%, 11/15/2041	55,000	44,349
Southern Co. Gas Capital Corp. 4.40%, 6/1/2043	140,000	115,946
		476,687
Office REITs — 0.0% ^
Alexandria Real Estate Equities, Inc. 5.25%, 5/15/2036	60,000	57,597
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — 1.1%
APA Infrastructure Ltd. (Australia) 4.25%, 7/15/2027 (a)	150,000	146,381
Columbia Pipelines Operating Co. LLC 5.93%, 8/15/2030 (a)	100,000	101,860
ConocoPhillips Co. 5.30%, 5/15/2053	85,000	83,195
Energy Transfer LP
6.00%, 2/1/2029 (a)	60,000	60,166
6.50%, 2/1/2042	260,000	272,458
Exxon Mobil Corp.
3.00%, 8/16/2039	90,000	69,400
3.45%, 4/15/2051	95,000	70,311
Flex Intermediate Holdco LLC 3.36%, 6/30/2031 (a)	100,000	81,308
Kinder Morgan, Inc. 5.00%, 2/1/2029	115,000	113,992
Marathon Petroleum Corp. 6.50%, 3/1/2041	70,000	74,294
MPLX LP 4.80%, 2/15/2029	100,000	97,934
NGPL PipeCo LLC
4.88%, 8/15/2027 (a)	100,000	97,614
3.25%, 7/15/2031 (a)	100,000	85,329
Northern Natural Gas Co. 5.63%, 2/1/2054 (a)	20,000	20,257
Phillips 66 Co. 4.90%, 10/1/2046	125,000	111,618
Plains All American Pipeline LP 4.90%, 2/15/2045	450,000	378,968
Sabine Pass Liquefaction LLC 4.50%, 5/15/2030	100,000	95,691
TotalEnergies Capital International SA (France) 3.13%, 5/29/2050	125,000	87,108
		2,047,884
Pharmaceuticals — 0.4%
Astrazeneca Finance LLC (United Kingdom) 5.00%, 2/26/2034	120,000	120,403
Bristol-Myers Squibb Co.
5.55%, 2/22/2054	120,000	121,423
5.65%, 2/22/2064	180,000	181,647
Eli Lilly & Co. 5.00%, 2/9/2054	130,000	128,058
Merck & Co., Inc. 5.15%, 5/17/2063	125,000	121,975
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	200,000	148,978
		822,484
Residential REITs — 0.1%
Essex Portfolio LP 1.65%, 1/15/2031	100,000	78,172
UDR, Inc. 3.10%, 11/1/2034	100,000	80,423
		158,595
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Retail REITs — 0.1%
NNN REIT, Inc. 5.60%, 10/15/2033	100,000	99,725
Realty Income Corp. 4.85%, 3/15/2030	100,000	98,003
		197,728
Semiconductors & Semiconductor Equipment — 0.4%
Broadcom, Inc. 2.45%, 2/15/2031 (a)	150,000	125,312
Intel Corp. 5.70%, 2/10/2053	110,000	111,506
KLA Corp. 3.30%, 3/1/2050	95,000	68,634
NXP BV (China)
5.00%, 1/15/2033	100,000	96,633
3.25%, 5/11/2041	180,000	132,194
QUALCOMM, Inc. 4.50%, 5/20/2052	75,000	66,408
Texas Instruments, Inc. 5.05%, 5/18/2063	95,000	90,832
		691,519
Software — 0.2%
Intuit, Inc. 5.50%, 9/15/2053	70,000	71,993
Oracle Corp.
4.90%, 2/6/2033	100,000	96,695
3.65%, 3/25/2041	215,000	165,319
		334,007
Specialized REITs — 0.1%
Crown Castle, Inc. 4.00%, 3/1/2027	100,000	96,324
Extra Space Storage LP 5.90%, 1/15/2031	80,000	81,928
		178,252
Specialty Retail — 0.1%
Lowe's Cos., Inc.
2.63%, 4/1/2031	61,000	51,967
5.75%, 7/1/2053	105,000	106,070
		158,037
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. 4.10%, 8/8/2062	260,000	217,719
Tobacco — 0.1%
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	100,000	88,492
4.39%, 8/15/2037	130,000	106,613
		195,105
Water Utilities — 0.1%
American Water Capital Corp. 5.45%, 3/1/2054	200,000	196,736
Wireless Telecommunication Services — 0.3%
T-Mobile USA, Inc.
3.88%, 4/15/2030	200,000	185,643
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wireless Telecommunication Services — continued
3.00%, 2/15/2041	400,000	288,908
5.50%, 1/15/2055	79,000	76,942
Vodafone Group plc (United Kingdom) 4.88%, 6/19/2049	115,000	99,573
		651,066
Total Corporate Bonds (Cost $30,234,199)		31,512,053
Collateralized Mortgage Obligations — 6.1%
FHLMC, REMIC
Series 4016, Class KZ, 4.00%, 3/15/2042	292,774	275,525
Series 5027, Class JA, 2.00%, 10/25/2044	163,681	144,437
Series 4487, Class TL, 3.00%, 5/15/2045	1,000,000	823,756
Series 4585, Class DA, 3.00%, 6/15/2045	278,052	254,740
Series 4710, Class JE, 2.75%, 6/15/2047	597,505	502,248
Series 4994, Class LI, IO, 4.00%, 12/25/2048	177,423	34,512
Series 4896, Class CG, 3.50%, 4/15/2049	349,276	321,873
Series 5141, Class PA, 1.00%, 4/25/2050	341,339	276,127
FHLMC, STRIPS
Series 276, Class 20, 2.00%, 9/15/2042	271,214	231,292
Series 326, Class 350, 3.50%, 3/15/2044	551,464	503,179
FN, 4.52%, 2/25/2034 (d)	400,000	400,250
FNMA, REMIC
Series 2012-4, Class NB, 4.00%, 2/25/2042	265,000	248,066
Series 2012-124, Class PA, 2.50%, 7/25/2042	120,280	107,742
Series 2012-130, Class DC, 3.00%, 12/25/2042	338,801	300,101
Series 2017-87, Class EA, 3.00%, 4/25/2044	282,467	252,605
Series 2019-60, Class DA, 2.50%, 3/25/2049	208,536	179,853
Series 2019-12, Class BA, 3.00%, 4/25/2049	305,766	264,412
Series 2020-54, Class UB, 5.00%, 7/25/2050	154,866	150,537
Series 2021-27, Class EC, 1.50%, 5/25/2051	160,732	127,415
GNMA
Series 2012-13, Class FQ, 5.75%, 1/20/2038 (b)	363,615	355,919
Series 2019-83, Class YA, 4.77%, 6/20/2040 (b)	177,770	176,185
Series 2013-91, Class WA, 4.43%, 4/20/2043 (b)	248,853	234,067
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	29

JPMorgan Active Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
PRPM LLC
Series 2020-4, Class A1, 5.61%, 10/25/2025 (a) (c)	586,098	584,756
Series 2023-RCF2, Class A1, 4.00%, 11/25/2053 (a) (c)	191,442	181,538
Series 2024-RCF1, Class A1, 4.00%, 1/25/2054 (a) (c)	184,117	175,585
Series 2024-RPL1, Class A1, 4.20%, 12/25/2064 (a) (b)	400,000	381,828
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M60C, 3.50%, 6/25/2057	1,274,686	1,158,978
Series 2019-1, Class MA, 3.50%, 7/25/2058	279,132	262,273
Series 2019-1, Class MT, 3.50%, 7/25/2058	516,253	455,707
Series 2019-2, Class HT, 3.00%, 8/25/2058	609,176	522,289
Vendee Mortgage Trust
Series 2010-1, Class DZ, 4.25%, 4/15/2040	587,370	558,880
Series 2011-1, Class DZ, 3.75%, 9/15/2046	1,535,545	1,420,220
Total Collateralized Mortgage Obligations (Cost $11,493,849)		11,866,895
Commercial Mortgage-Backed Securities — 5.7%
Banc of America Re-Remic Trust Series 2024-FRR1, Class B, 0.00%, 4/27/2049 ‡ (a)	1,000,000	592,425
BB-UBS Trust Series 2012-SHOW, Class B, 3.88%, 11/5/2036 (a)	465,000	435,085
CSMC OA LLC
Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	1,095,000	963,600
Series 2014-USA, Class B, 4.18%, 9/15/2037 (a)	705,000	608,072
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KL06, Class XFX, IO, 1.36%, 12/25/2029 (b)	5,000,000	263,941
Series KJ40, Class A2, 3.69%, 11/25/2030 (b)	335,000	317,518
Series K135, Class AM, 1.91%, 10/25/2031 (b)	1,050,000	859,316
Series KJ44, Class A2, 4.61%, 2/25/2033	500,000	486,600
FNMA ACES
Series 2020-M53, Class A2, 1.69%, 11/25/2032 (b)	27,000	21,109
Series 2023-M8, Class A1, 4.47%, 11/25/2032 (b)	498,402	491,504
Series 2024-M2, Class A1, 4.62%, 4/25/2033 (b)	800,000	794,227
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (a) (b)	570,000	508,992
Series 2018-K154, Class B, 4.02%, 11/25/2032 (a) (b)	610,000	495,371
Series 2018-K155, Class B, 4.17%, 4/25/2033 (a) (b)	580,000	473,549
Series 2015-K46, Class C, 3.70%, 4/25/2048 (a) (b)	316,000	307,849
Series 2018-K80, Class B, 4.23%, 8/25/2050 (a) (b)	125,000	118,455
Series 2017-K71, Class B, 3.75%, 11/25/2050 (a) (b)	100,000	93,984
Series 2018-K79, Class C, 4.21%, 7/25/2051 (a) (b)	145,000	134,993
GAM Re-REMIC Trust
Series 2022-FRR3, Class BK41, PO, 10/27/2047 ‡ (a)	250,000	236,430
Series 2022-FRR3, Class CK41, PO, 10/27/2047 ‡ (a)	100,000	94,228
Series 2022-FRR3, Class AK47, 0.70%, 5/27/2048 ‡ (a) (b)	500,000	459,327
Series 2021-FRR1, Class 2A, PO, 11/29/2050 ‡ (a)	580,000	436,102
GAM Re-REMIC TRUST Series 2021-FRR2, Class BK49, 2.30%, 9/27/2051 ‡ (a) (b)	300,000	276,158
GNMA
Series 2017-76, Class B, 2.60%, 12/16/2056	703,097	515,358
Series 2017-191, Class B, 2.50%, 7/16/2059 (b)	688,303	424,180
JPMCC Re-REMIC Trust Series 2015-FRR2, Class AK39, 2.50%, 8/27/2047 (a) (b)	500,000	483,459
MRCD MARK Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	200,000	174,500
Total Commercial Mortgage-Backed Securities (Cost $10,803,986)		11,066,332
Foreign Government Securities — 0.1%
United Mexican States 6.34%, 5/4/2053 (Cost $217,337)	230,000	224,336
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 10.5%
Investment Companies — 10.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (h) (i) (Cost $20,630,652)	20,630,652	20,630,652
Total Investments — 108.1% (Cost $206,774,010)		211,257,687
Liabilities in Excess of Other Assets — (8.1)%		(15,881,266)
NET ASSETS — 100.0%		195,376,421

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(c)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	The rate shown is the effective yield as of February 29, 2024.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(g)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $204,526 or 0.10% of the
Fund’s net assets as of February 29, 2024.

(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury Ultra Bond	20	06/18/2024	USD	2,560,000	56,222
U.S. Treasury 2 Year Note	20	06/28/2024	USD	4,096,406	3,062
					59,284

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	31

JPMorgan Active Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 29.8%
Aerospace & Defense — 0.3%
Boeing Co. (The)
2.75%, 2/1/2026	14,000	13,295
2.20%, 2/4/2026	95,000	89,122
3.10%, 5/1/2026	35,000	33,344
2.70%, 2/1/2027	65,000	60,533
3.75%, 2/1/2050	925,000	656,712
5.93%, 5/1/2060	40,000	38,296
Bombardier, Inc. (Canada) 6.00%, 2/15/2028 (a)	595,000	577,611
BWX Technologies, Inc. 4.13%, 4/15/2029 (a)	580,000	538,246
Howmet Aerospace, Inc.
5.13%, 10/1/2024	28,000	27,845
5.95%, 2/1/2037	554,000	562,533
L3Harris Technologies, Inc. 5.60%, 7/31/2053	217,000	218,758
Lockheed Martin Corp.
4.70%, 5/15/2046	100,000	92,163
4.15%, 6/15/2053	650,000	539,313
Precision Castparts Corp. 4.38%, 6/15/2045	154,000	135,114
RTX Corp.
4.13%, 11/16/2028	1,735,000	1,664,900
1.90%, 9/1/2031	450,000	358,836
5.15%, 2/27/2033	365,000	361,417
4.50%, 6/1/2042	100,000	87,431
3.03%, 3/15/2052	650,000	424,910
5.38%, 2/27/2053	144,000	139,684
6.40%, 3/15/2054	785,000	868,995
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	253,000	273,583
TransDigm, Inc.
6.75%, 8/15/2028 (a)	465,000	470,560
6.38%, 3/1/2029 (a)	392,000	393,772
6.63%, 3/1/2032 (a)	380,000	382,374
Triumph Group, Inc. 7.75%, 8/15/2025	16,000	15,966
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a) (b)	20,000	4,711
		9,030,024
Automobile Components — 0.3%
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (a)	400,000	387,705
7.00%, 4/15/2028 (a)	450,000	458,774
Allison Transmission, Inc.
5.88%, 6/1/2029 (a)	621,000	611,700
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Automobile Components — continued
3.75%, 1/30/2031 (a)	75,000	64,806
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	730,000	721,040
6.88%, 7/1/2028	625,000	603,944
5.00%, 10/1/2029	75,000	65,031
Aptiv plc 5.40%, 3/15/2049	25,000	22,450
Clarios Global LP
6.25%, 5/15/2026 (a)	427,000	425,842
6.75%, 5/15/2028 (a)	425,000	430,145
Cooper-Standard Automotive, Inc.
13.50% (Blend (Cash 9.00% + PIK 4.50%)), 3/31/2027 (a) (c)	45,245	47,524
10.63% (PIK), 5/15/2027 (a) (c)	32,879	23,773
Dana, Inc.
5.38%, 11/15/2027	590,000	569,514
5.63%, 6/15/2028	230,000	222,646
4.50%, 2/15/2032	40,000	33,596
Goodyear Tire & Rubber Co. (The)
4.88%, 3/15/2027	120,000	115,172
5.00%, 7/15/2029	1,341,000	1,234,305
5.25%, 7/15/2031	660,000	595,637
Icahn Enterprises LP
6.38%, 12/15/2025	247,000	244,845
5.25%, 5/15/2027	315,000	289,312
Lear Corp. 2.60%, 1/15/2032	10,000	8,093
		7,175,854
Automobiles — 0.1%
Ford Motor Co.
9.63%, 4/22/2030	810,000	946,259
4.75%, 1/15/2043	380,000	307,426
General Motors Co. 5.95%, 4/1/2049	25,000	24,082
Hyundai Capital America
1.50%, 6/15/2026 (a)	940,000	860,231
3.00%, 2/10/2027 (a)	200,000	187,662
Nissan Motor Acceptance Co. LLC 2.00%, 3/9/2026 (a)	305,000	281,156
		2,606,816
Banks — 6.6%
ABN AMRO Bank NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 6.58%, 10/13/2026 (a) (d)	600,000	605,709
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	33

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 6.34%, 9/18/2027 (a) (d)	200,000	203,396
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (d)	1,000,000	869,751
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (a) (d)	200,000	159,035
AIB Group plc (Ireland) (SOFR + 2.33%), 6.61%, 9/13/2029 (a) (d)	2,600,000	2,697,840
ANZ New Zealand Int'l Ltd. (New Zealand) 5.36%, 8/14/2028 (a)	900,000	907,349
ASB Bank Ltd. (New Zealand) 2.38%, 10/22/2031 (a)	200,000	161,847
Banco Bilbao Vizcaya Argentaria SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.10%), 9.38%, 3/19/2029 (d) (e) (f) (g)	1,995,000	2,105,204
Banco Santander SA (Spain)
2.75%, 5/28/2025	200,000	192,989
5.59%, 8/8/2028	2,800,000	2,824,817
6.61%, 11/7/2028	600,000	630,412
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 9.63%, 11/21/2028 (d) (e) (f) (g)	2,000,000	2,113,954
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	2,600,000	2,422,344
(3-MONTH CME TERM SOFR + 1.84%), 3.82%, 1/20/2028 (d)	3,436,000	3,300,444
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (d)	1,205,000	1,148,853
(3-MONTH CME TERM SOFR + 1.63%), 3.59%, 7/21/2028 (d)	261,000	247,444
(SOFR + 2.04%), 4.95%, 7/22/2028 (d)	390,000	386,127
(3-MONTH CME TERM SOFR + 1.30%), 3.42%, 12/20/2028 (d)	454,000	424,142
(SOFR + 1.63%), 5.20%, 4/25/2029 (d)	1,190,000	1,183,554
(SOFR + 1.06%), 2.09%, 6/14/2029 (d)	635,000	558,025
(SOFR + 1.57%), 5.82%, 9/15/2029 (d)	7,258,000	7,396,467
(SOFR + 1.53%), 1.90%, 7/23/2031 (d)	660,000	535,664
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (d)	2,660,000	2,226,120
(SOFR + 1.22%), 2.30%, 7/21/2032 (d)	1,900,000	1,537,897
(SOFR + 1.21%), 2.57%, 10/20/2032 (d)	640,000	524,544
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(SOFR + 1.91%), 5.29%, 4/25/2034 (d)	1,510,000	1,488,620
(SOFR + 1.84%), 5.87%, 9/15/2034 (d)	2,870,000	2,942,932
(SOFR + 1.65%), 5.47%, 1/23/2035 (d)	2,200,000	2,193,636
(3-MONTH CME TERM SOFR + 1.58%), 4.08%, 4/23/2040 (d)	112,000	95,702
Bank of Ireland Group plc (Ireland)
(EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (d) (e) (f) (g) (h)	1,200,000	1,308,308
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (a) (d)	259,000	260,369
Bank of Montreal (Canada)
5.30%, 6/5/2026	300,000	300,766
5.72%, 9/25/2028	1,000,000	1,025,131
Bank of Nova Scotia (The) (Canada)
3.45%, 4/11/2025	300,000	293,653
2.15%, 8/1/2031	650,000	531,025
Banque Federative du Credit Mutuel SA (France)
4.94%, 1/26/2026 (a)	200,000	198,554
5.90%, 7/13/2026 (a)	200,000	202,605
1.60%, 10/4/2026 (a)	200,000	182,416
5.79%, 7/13/2028 (a)	605,000	618,674
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.30%), 7.39%, 11/2/2028 (d)	1,400,000	1,480,039
BNP Paribas SA (France)
(SOFR + 1.61%), 1.90%, 9/30/2028 (a) (d)	450,000	398,217
(SOFR + 1.22%), 2.16%, 9/15/2029 (a) (d)	1,500,000	1,297,904
(SOFR + 1.52%), 5.18%, 1/9/2030 (a) (d)	1,360,000	1,347,271
(SOFR + 1.59%), 5.50%, 5/20/2030 (a) (d)	1,245,000	1,239,420
(SOFR + 1.87%), 5.89%, 12/5/2034 (a) (d)	1,995,000	2,038,991
(SOFR + 1.88%), 5.74%, 2/20/2035 (a) (d)	2,770,000	2,742,842
BPCE SA (France)
4.75%, 7/19/2027 (a)	450,000	441,105
(SOFR + 1.98%), 6.61%, 10/19/2027 (a) (d)	1,230,000	1,254,639
5.13%, 1/18/2028 (a)	745,000	739,066
(SOFR + 2.27%), 6.71%, 10/19/2029 (a) (d)	2,680,000	2,782,227
(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (d)	575,000	460,246
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.73%), 3.12%, 10/19/2032 (a) (d)	250,000	201,614
(SOFR + 2.59%), 7.00%, 10/19/2034 (a) (d)	890,000	949,667
CaixaBank SA (Spain)
(SOFR + 2.08%), 6.68%, 9/13/2027 (a) (d)	820,000	835,867
(EUR Swap Annual 5 Year + 6.35%), 5.88%, 10/9/2027 (d) (e) (f) (g) (h)	800,000	841,139
(EUR Swap Annual 5 Year + 3.55%), 6.25%, 2/23/2033 (d) (h)	800,000	904,178
Canadian Imperial Bank of Commerce (Canada) 5.99%, 10/3/2028	500,000	517,402
Citibank NA 5.80%, 9/29/2028	500,000	515,135
Citigroup, Inc.
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (f) (g)	1,761,000	1,666,699
(SOFR + 0.77%), 1.46%, 6/9/2027 (d)	650,000	595,340
(3-MONTH CME TERM SOFR + 1.82%), 3.89%, 1/10/2028 (d)	1,350,000	1,297,516
(SOFR + 1.28%), 3.07%, 2/24/2028 (d)	645,000	604,164
(3-MONTH CME TERM SOFR + 1.65%), 3.67%, 7/24/2028 (d)	1,200,000	1,137,832
(3-MONTH CME TERM SOFR + 1.45%), 4.08%, 4/23/2029 (d)	1,295,000	1,235,950
(3-MONTH CME TERM SOFR + 1.60%), 3.98%, 3/20/2030 (d)	500,000	468,680
(SOFR + 1.15%), 2.67%, 1/29/2031 (d)	1,650,000	1,415,594
(SOFR + 3.91%), 4.41%, 3/31/2031 (d)	155,000	146,420
(SOFR + 2.11%), 2.57%, 6/3/2031 (d)	620,000	524,280
(SOFR + 1.17%), 2.56%, 5/1/2032 (d)	2,490,000	2,050,083
(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	1,665,000	1,351,462
(SOFR + 2.34%), 6.27%, 11/17/2033 (d)	3,300,000	3,461,854
(SOFR + 1.38%), 2.90%, 11/3/2042 (d)	55,000	39,004
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.22%), 3.65%, 4/6/2028 (a) (d)	890,000	843,223
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (d)	550,000	524,032
5.59%, 7/5/2026 (a)	565,000	569,693
(SOFR + 0.89%), 1.25%, 1/26/2027 (a) (d)	250,000	230,769
5.30%, 7/12/2028 (a)	990,000	997,367
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(SOFR + 1.86%), 6.32%, 10/3/2029 (a) (d)	2,745,000	2,829,062
(SOFR + 1.69%), 5.34%, 1/10/2030 (a) (d)	400,000	396,799
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.45%), 3.77%, 3/28/2025 (a) (d)	450,000	449,132
(3-MONTH SOFR + 1.59%), 3.24%, 12/20/2025 (a) (d)	200,000	195,445
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.71%, 3/1/2030 (a) (d)	345,000	345,733
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (a) (d)	375,000	349,798
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (d)	200,000	183,108
(SOFR + 1.57%), 5.89%, 8/14/2027 (d)	1,015,000	1,021,733
(SOFR + 1.10%), 2.25%, 11/22/2027 (d)	200,000	183,209
(3-MONTH CME TERM SOFR + 1.81%), 4.04%, 3/13/2028 (d)	800,000	766,930
(SOFR + 2.61%), 5.21%, 8/11/2028 (d)	305,000	302,042
(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	5,370,000	4,757,603
(SOFR + 3.35%), 7.39%, 11/3/2028 (d)	250,000	264,843
(SOFR + 1.29%), 2.21%, 8/17/2029 (d)	1,200,000	1,041,831
(3-MONTH CME TERM SOFR + 1.87%), 3.97%, 5/22/2030 (d)	3,250,000	3,013,484
(SOFR + 1.19%), 2.80%, 5/24/2032 (d)	1,950,000	1,612,227
(SOFR + 1.41%), 2.87%, 11/22/2032 (d)	250,000	206,223
(SOFR + 2.39%), 6.25%, 3/9/2034 (d)	1,150,000	1,193,301
6.10%, 1/14/2042	230,000	252,112
ING Groep NV (Netherlands) (SOFR + 1.56%), 6.08%, 9/11/2027 (d)	315,000	319,164
Intesa Sanpaolo SpA (Italy)
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (d) (e) (f) (g) (h)	400,000	443,668
7.20%, 11/28/2033 (a)	3,373,000	3,531,046
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (d)	200,000	144,268
KBC Group NV (Belgium) (EURIBOR ICE Swap Rate 5 Year + 4.93%), 8.00%, 9/5/2028 (d) (e) (f) (g) (h)	1,400,000	1,596,130
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	35

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
KeyCorp (SOFR + 2.42%), 6.40%, 3/6/2035 (d)	1,940,000	1,945,667
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026 (d)	200,000	195,235
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.38%), 5.46%, 1/5/2028 (d)	350,000	348,502
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 4.98%, 8/11/2033 (d)	550,000	523,442
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 5.68%, 1/5/2035 (d)	380,000	375,694
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.78%, 3/2/2025	269,000	264,565
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (d)	1,060,000	969,791
Series 8NC7, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.53%), 5.48%, 2/22/2031 (d)	200,000	201,492
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (d)	580,000	590,930
Morgan Stanley Bank NA 4.75%, 4/21/2026	255,000	253,382
National Australia Bank Ltd. (Australia) 4.90%, 6/13/2028	250,000	249,342
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (d)	1,950,000	2,003,450
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 5.85%, 3/2/2027 (d)	800,000	803,286
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (d)	600,000	556,733
(3-MONTH SOFR + 1.91%), 5.08%, 1/27/2030 (d)	665,000	649,604
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.78%, 3/1/2035 (d)	415,000	414,175
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (a)	400,000	401,400
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
PNC Financial Services Group, Inc. (The)
2.55%, 1/22/2030	639,000	548,922
(SOFR + 0.98%), 2.31%, 4/23/2032 (d)	50,000	40,794
(SOFR + 1.95%), 5.94%, 8/18/2034 (d)	680,000	692,768
(SOFR + 2.28%), 6.88%, 10/20/2034 (d)	1,465,000	1,587,018
(SOFR + 1.90%), 5.68%, 1/22/2035 (d)	400,000	401,153
Royal Bank of Canada (Canada)
4.65%, 1/27/2026 (e)	245,000	242,756
4.24%, 8/3/2027	425,000	414,219
Santander Holdings USA, Inc. (SOFR + 2.50%), 6.17%, 1/9/2030 (d)	455,000	453,814
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 2.75%), 6.83%, 11/21/2026 (d)	1,340,000	1,360,433
(SOFR + 0.99%), 1.67%, 6/14/2027 (d)	200,000	181,804
(SOFR + 2.60%), 6.53%, 1/10/2029 (d)	1,625,000	1,666,298
Skandinaviska Enskilda Banken AB (Sweden) 5.38%, 3/5/2029 (a)	410,000	408,540
Societe Generale SA (France)
4.25%, 4/14/2025 (a)	200,000	195,669
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (d)	1,700,000	1,567,881
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (d)	200,000	201,668
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (d)	200,000	182,167
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.80%, 1/19/2028 (a) (d)	1,200,000	1,101,120
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 6.45%, 1/10/2029 (a) (d)	1,800,000	1,838,651
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 5.63%, 1/19/2030 (a) (d)	700,000	689,810
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.07%, 1/19/2035 (a) (d)	1,110,000	1,093,718
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (a) (d)	610,000	561,456
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (a) (d)	1,400,000	1,487,794
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.45%), 6.30%, 1/9/2029 (a)	200,000	203,920
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.20%), 7.02%, 2/8/2030 (a) (d)	548,000	575,225
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.10%, 1/11/2035 (a) (d)	425,000	427,053
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	255,000	259,087
5.72%, 9/14/2028	680,000	695,031
5.71%, 1/13/2030	255,000	261,506
5.77%, 1/13/2033	200,000	206,530
Sumitomo Mitsui Trust Bank Ltd. (Japan)
1.05%, 9/12/2025 (a)	60,000	56,261
4.95%, 9/15/2027 (a)	200,000	198,418
Svenska Handelsbanken AB (Sweden) 5.50%, 6/15/2028 (a)	970,000	975,170
Swedbank AB (Sweden)
6.14%, 9/12/2026 (a)	245,000	248,015
5.34%, 9/20/2027 (a)	200,000	199,518
Toronto-Dominion Bank (The) (Canada)
5.10%, 1/9/2026	270,000	270,378
5.53%, 7/17/2026	265,000	267,310
5.52%, 7/17/2028	100,000	101,679
2.00%, 9/10/2031	385,000	313,899
4.46%, 6/8/2032	120,000	114,420
Truist Bank 4.05%, 11/3/2025	60,000	58,676
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (d)	2,300,000	2,323,233
(SOFR + 1.85%), 5.12%, 1/26/2034 (d)	1,790,000	1,697,937
(SOFR + 2.36%), 5.87%, 6/8/2034 (d)	588,000	587,940
(SOFR + 1.92%), 5.71%, 1/24/2035 (d)	608,000	601,937
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (d)	200,000	183,544
US Bancorp
(SOFR + 0.73%), 2.22%, 1/27/2028 (d)	800,000	732,969
(SOFR + 1.56%), 5.38%, 1/23/2030 (d)	370,000	367,922
(SOFR + 1.86%), 5.68%, 1/23/2035 (d)	590,000	588,628
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Wells Fargo & Co.
3.55%, 9/29/2025	227,000	221,137
(3-MONTH CME TERM SOFR + 1.01%), 2.16%, 2/11/2026 (d)	913,000	883,089
(SOFR + 1.32%), 3.91%, 4/25/2026 (d)	600,000	588,313
3.00%, 10/23/2026	360,000	340,344
(3-MONTH CME TERM SOFR + 1.57%), 3.58%, 5/22/2028 (d)	1,481,000	1,403,932
(SOFR + 1.98%), 4.81%, 7/25/2028 (d)	320,000	314,263
(SOFR + 1.74%), 5.57%, 7/25/2029 (d)	860,000	865,632
(SOFR + 1.79%), 6.30%, 10/23/2029 (d)	5,310,000	5,503,721
(SOFR + 1.50%), 5.20%, 1/23/2030 (d)	1,990,000	1,972,907
(3-MONTH CME TERM SOFR + 1.26%), 2.57%, 2/11/2031 (d)	250,000	213,144
(SOFR + 1.50%), 3.35%, 3/2/2033 (d)	2,340,000	2,008,459
(SOFR + 2.02%), 5.39%, 4/24/2034 (d)	1,740,000	1,711,358
(SOFR + 1.99%), 5.56%, 7/25/2034 (d)	3,110,000	3,097,984
(SOFR + 2.06%), 6.49%, 10/23/2034 (d)	1,420,000	1,510,183
Westpac Banking Corp. (Australia)
5.54%, 11/17/2028	300,000	307,035
1.95%, 11/20/2028	30,000	26,329
(USD SOFR Spread-Adjusted ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (d) (e)	200,000	192,075
Westpac New Zealand Ltd. (New Zealand) 5.20%, 2/28/2029 (a)	540,000	539,627
		174,433,022
Beverages — 0.1%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	540,000	516,840
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.38%, 4/15/2038	250,000	228,616
Coca-Cola Femsa SAB de CV (Mexico) 2.75%, 1/22/2030	180,000	158,972
Constellation Brands, Inc.
4.65%, 11/15/2028	345,000	338,659
4.50%, 5/9/2047	120,000	101,238
Diageo Capital plc (United Kingdom) 3.88%, 4/29/2043	430,000	364,354
Keurig Dr. Pepper, Inc. 3.40%, 11/15/2025	38,000	36,816
Molson Coors Beverage Co. 4.20%, 7/15/2046	190,000	155,211
PepsiCo, Inc. 2.75%, 10/21/2051	415,000	273,134
		2,173,840
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	37

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Biotechnology — 0.6%
AbbVie, Inc.
3.20%, 11/21/2029	2,761,000	2,526,123
5.05%, 3/15/2034	520,000	522,589
4.05%, 11/21/2039	1,797,000	1,575,488
4.25%, 11/21/2049	230,000	197,317
5.40%, 3/15/2054	680,000	690,283
Amgen, Inc.
5.25%, 3/2/2030	175,000	176,301
3.15%, 2/21/2040	477,000	357,857
5.65%, 3/2/2053	3,055,000	3,053,729
Biogen, Inc. 2.25%, 5/1/2030	3,960,000	3,314,531
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	28,000	11,340
Gilead Sciences, Inc.
1.65%, 10/1/2030	518,000	422,951
5.25%, 10/15/2033	580,000	586,759
4.60%, 9/1/2035	1,000,000	949,086
2.60%, 10/1/2040	525,000	366,527
5.55%, 10/15/2053	220,000	224,251
Grifols SA (Spain) 4.75%, 10/15/2028 (a)	200,000	166,560
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	200,000	161,786
		15,303,478
Broadline Retail — 0.1%
Amazon.com, Inc. 3.95%, 4/13/2052	155,000	128,127
Go Daddy Operating Co. LLC
5.25%, 12/1/2027 (a)	510,000	493,425
3.50%, 3/1/2029 (a)	175,000	155,816
Macy's Retail Holdings LLC 5.88%, 4/1/2029 (a)	435,000	418,935
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	495,000	485,515
Nordstrom, Inc.
2.30%, 4/8/2024	85,000	84,601
4.38%, 4/1/2030	335,000	295,973
Shutterfly Finance LLC 8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (c)	11,937	9,302
		2,071,694
Building Products — 0.3%
Builders FirstSource, Inc.
4.25%, 2/1/2032 (a)	1,335,000	1,172,965
6.38%, 3/1/2034 (a)	250,000	249,417
EMRLD Borrower LP 6.63%, 12/15/2030 (a)	1,195,000	1,199,182
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Building Products — continued
Griffon Corp. 5.75%, 3/1/2028	925,000	894,937
James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	455,000	438,775
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	725,000	689,656
Masco Corp. 1.50%, 2/15/2028	125,000	108,621
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	435,000	437,921
Smyrna Ready Mix Concrete LLC 8.88%, 11/15/2031 (a)	995,000	1,054,485
Standard Industries, Inc.
5.00%, 2/15/2027 (a)	20,000	19,256
4.75%, 1/15/2028 (a)	550,000	518,891
4.38%, 7/15/2030 (a)	825,000	735,558
Summit Materials LLC
5.25%, 1/15/2029 (a)	560,000	542,091
7.25%, 1/15/2031 (a)	550,000	570,737
		8,632,492
Capital Markets — 2.1%
Bank of New York Mellon Corp. (The)
3.25%, 5/16/2027	160,000	152,139
(SOFR + 1.60%), 6.32%, 10/25/2029 (d)	400,000	419,392
(SOFR + 1.42%), 4.29%, 6/13/2033 (d)	180,000	168,388
(SOFR + 1.85%), 6.47%, 10/25/2034 (d)	1,760,000	1,909,162
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	53,000	59,150
Deutsche Bank AG (Germany)
(SOFR + 2.52%), 7.15%, 7/13/2027 (d)	315,000	323,550
(SOFR + 1.59%), 5.71%, 2/8/2028 (d)	365,000	362,474
(SOFR + 2.51%), 6.82%, 11/20/2029 (d)	825,000	853,165
Goldman Sachs Group, Inc. (The)
(3-MONTH CME TERM SOFR + 1.46%), 3.27%, 9/29/2025 (d)	201,000	198,194
(SOFR + 1.08%), 5.80%, 8/10/2026 (d)	800,000	804,411
3.50%, 11/16/2026	726,000	696,361
(SOFR + 0.80%), 1.43%, 3/9/2027 (d)	1,835,000	1,695,993
(SOFR + 1.51%), 4.39%, 6/15/2027 (d)	117,000	114,838
(SOFR + 1.11%), 2.64%, 2/24/2028 (d)	150,000	138,920
(3-MONTH CME TERM SOFR + 1.77%), 3.69%, 6/5/2028 (d)	1,620,000	1,544,914
(3-MONTH CME TERM SOFR + 1.42%), 3.81%, 4/23/2029 (d)	2,205,000	2,081,815
(3-MONTH CME TERM SOFR + 1.56%), 4.22%, 5/1/2029 (d)	1,500,000	1,438,260
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
(SOFR + 1.77%), 6.48%, 10/24/2029 (d)	4,915,000	5,149,703
(SOFR + 1.28%), 2.62%, 4/22/2032 (d)	2,855,000	2,373,877
(SOFR + 1.41%), 3.10%, 2/24/2033 (d)	2,790,000	2,365,977
(SOFR + 1.51%), 3.21%, 4/22/2042 (d)	160,000	119,058
(SOFR + 1.63%), 3.44%, 2/24/2043 (d)	18,000	13,693
LPL Holdings, Inc. 4.00%, 3/15/2029 (a)	295,000	270,653
Macquarie Group Ltd. (Australia) (3-MONTH SOFR + 1.75%), 5.03%, 1/15/2030 (a) (d)	200,000	197,407
Morgan Stanley
3.88%, 1/27/2026	330,000	321,868
3.63%, 1/20/2027	191,000	184,154
(SOFR + 0.88%), 1.59%, 5/4/2027 (d)	3,210,000	2,959,331
(SOFR + 1.00%), 2.48%, 1/21/2028 (d)	914,000	845,537
3.59%, 7/22/2028 (i)	1,360,000	1,287,383
(SOFR + 1.73%), 5.12%, 2/1/2029 (d)	260,000	258,296
(SOFR + 1.59%), 5.16%, 4/20/2029 (d)	1,945,000	1,933,876
(SOFR + 1.63%), 5.45%, 7/20/2029 (d)	2,440,000	2,449,288
(SOFR + 1.83%), 6.41%, 11/1/2029 (d)	300,000	313,155
(SOFR + 1.45%), 5.17%, 1/16/2030 (d)	1,880,000	1,868,197
(3-MONTH CME TERM SOFR + 1.89%), 4.43%, 1/23/2030 (d)	1,573,000	1,509,893
(SOFR + 1.03%), 1.79%, 2/13/2032 (d)	350,000	277,119
(SOFR + 1.29%), 2.94%, 1/21/2033 (d)	1,265,000	1,060,943
(SOFR + 1.88%), 5.42%, 7/21/2034 (d)	1,830,000	1,819,133
(SOFR + 2.05%), 6.63%, 11/1/2034 (d)	1,365,000	1,479,095
(SOFR + 1.73%), 5.47%, 1/18/2035 (d)	420,000	419,506
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (d)	380,000	378,998
(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	285,000	214,266
MSCI, Inc. 4.00%, 11/15/2029 (a)	115,000	105,570
Nuveen LLC 4.00%, 11/1/2028 (a)	160,000	154,638
S&P Global, Inc.
2.70%, 3/1/2029	456,000	412,819
1.25%, 8/15/2030	500,000	399,209
3.25%, 12/1/2049	563,000	402,593
State Street Corp.
(SOFR + 1.72%), 5.82%, 11/4/2028 (d)	335,000	343,031
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 6.70%, 3/15/2029 (d) (f) (g)	2,512,000	2,505,201
(SOFR + 1.48%), 5.68%, 11/21/2029 (d)	500,000	510,834
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
UBS Group AG (Switzerland)
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (a) (d)	250,000	229,846
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (d)	585,000	529,988
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.75%, 5/12/2028 (a) (d)	200,000	195,066
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 9.25%, 11/13/2028 (a) (d) (e) (f) (g)	260,000	277,576
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.52%), 5.43%, 2/8/2030 (a) (d)	483,000	479,771
(3-MONTH SOFR + 1.47%), 3.13%, 8/13/2030 (a) (d)	2,350,000	2,077,310
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (a) (d)	700,000	667,280
(SOFR + 3.92%), 6.54%, 8/12/2033 (a) (d)	493,000	514,128
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.76%), 9.25%, 11/13/2033 (a) (d) (e) (f) (g)	265,000	292,790
(SOFR + 5.02%), 9.02%, 11/15/2033 (a) (d)	550,000	661,768
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.77%), 5.70%, 2/8/2035 (a) (d)	1,380,000	1,364,934
4.88%, 5/15/2045	250,000	229,724
		55,385,608
Chemicals — 0.3%
Avient Corp. 7.13%, 8/1/2030 (a)	650,000	664,242
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	300,000	289,636
CF Industries, Inc. 5.15%, 3/15/2034	610,000	590,284
Chemours Co. (The)
5.75%, 11/15/2028 (a)	790,000	692,867
4.63%, 11/15/2029 (a)	195,000	160,344
CVR Partners LP 6.13%, 6/15/2028 (a)	335,000	316,769
Ecolab, Inc. 2.13%, 2/1/2032	75,000	61,634
EIDP, Inc. 4.80%, 5/15/2033	320,000	313,101
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	625,000	566,454
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	39

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
LYB International Finance III LLC 3.38%, 10/1/2040	390,000	289,321
NOVA Chemicals Corp. (Canada)
5.25%, 6/1/2027 (a)	310,000	287,126
8.50%, 11/15/2028 (a)	545,000	575,442
9.00%, 2/15/2030 (a)	620,000	621,983
Nutrien Ltd. (Canada)
4.90%, 3/27/2028	186,000	184,474
2.95%, 5/13/2030	80,000	70,833
3.95%, 5/13/2050	190,000	148,382
Olin Corp. 5.13%, 9/15/2027	290,000	281,242
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	1,375,000	1,220,313
Sherwin-Williams Co. (The) 4.50%, 6/1/2047	15,000	13,000
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	33,000	26,819
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	350,000	332,493
7.38%, 3/1/2031 (a)	320,000	324,461
		8,031,220
Commercial Services & Supplies — 0.3%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	812,000	719,862
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	540,000	488,025
4.88%, 7/15/2032 (a)	585,000	526,500
Allied Universal Holdco LLC 4.63%, 6/1/2028 (a)	450,000	400,095
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	270,000	258,747
Brink's Co. (The) 4.63%, 10/15/2027 (a)	200,000	188,998
Clean Harbors, Inc. 4.88%, 7/15/2027 (a)	370,000	356,995
Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	705,000	673,384
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	105,000	101,944
5.13%, 12/15/2026 (a)	55,000	53,798
4.00%, 8/1/2028 (a)	735,000	673,901
4.75%, 6/15/2029 (a)	730,000	683,526
6.75%, 1/15/2031 (a)	230,000	235,258
Interface, Inc. 5.50%, 12/1/2028 (a)	160,000	150,059
Madison IAQ LLC 4.13%, 6/30/2028 (a)	1,185,000	1,079,486
Prime Security Services Borrower LLC
3.38%, 8/31/2027 (a)	885,000	810,209
6.25%, 1/15/2028 (a)	295,000	291,072
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Services & Supplies — continued
Stericycle, Inc.
5.38%, 7/15/2024 (a)	85,000	84,957
3.88%, 1/15/2029 (a)	335,000	301,473
Waste Management, Inc. 1.50%, 3/15/2031	170,000	135,206
Williams Scotsman, Inc. 7.38%, 10/1/2031 (a)	560,000	580,916
		8,794,411
Communications Equipment — 0.1%
Ciena Corp. 4.00%, 1/31/2030 (a)	305,000	272,975
Cisco Systems, Inc.
5.05%, 2/26/2034	1,261,000	1,269,325
5.30%, 2/26/2054	170,000	172,066
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	105,000	85,575
CommScope, Inc. 6.00%, 3/1/2026 (a)	472,000	424,800
		2,224,741
Construction & Engineering — 0.1%
Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (a)	867,740	628,790
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	465,000	427,908
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	1,043,000	943,362
MasTec, Inc. 4.50%, 8/15/2028 (a)	635,000	595,464
Weekley Homes LLC 4.88%, 9/15/2028 (a)	750,000	696,068
		3,291,592
Construction Materials — 0.0% ^
Knife River Corp. 7.75%, 5/1/2031 (a)	575,000	595,489
Martin Marietta Materials, Inc. 2.40%, 7/15/2031	300,000	249,634
		845,123
Consumer Finance — 0.8%
AerCap Ireland Capital DAC (Ireland)
2.45%, 10/29/2026	860,000	793,256
5.75%, 6/6/2028	400,000	402,895
3.00%, 10/29/2028	1,050,000	943,494
Ally Financial, Inc.
5.75%, 11/20/2025	605,000	601,984
6.70%, 2/14/2033	270,000	266,029
American Express Co.
1.65%, 11/4/2026	480,000	439,078
2.55%, 3/4/2027	540,000	501,175
5.85%, 11/5/2027	270,000	277,210
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Finance — continued
(SOFRINDX + 1.28%), 5.28%, 7/27/2029 (d)	1,325,000	1,331,770
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (a)	478,000	462,780
5.50%, 1/15/2026 (a)	60,000	58,995
2.13%, 2/21/2026 (a)	215,000	198,593
4.25%, 4/15/2026 (a)	1,245,000	1,200,603
2.53%, 11/18/2027 (a)	2,035,000	1,787,096
6.38%, 5/4/2028 (a)	575,000	583,483
5.75%, 3/1/2029 (a)	1,180,000	1,162,976
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (d)	100,000	80,017
Ford Motor Credit Co. LLC
4.39%, 1/8/2026	890,000	865,418
4.27%, 1/9/2027	1,290,000	1,235,777
4.13%, 8/17/2027	1,350,000	1,277,672
6.80%, 5/12/2028	1,090,000	1,124,834
7.20%, 6/10/2030	550,000	579,211
4.00%, 11/13/2030	250,000	221,038
3.63%, 6/17/2031	200,000	170,498
General Motors Financial Co., Inc.
3.80%, 4/7/2025	35,000	34,346
5.40%, 5/8/2027	75,000	75,034
3.60%, 6/21/2030	1,060,000	948,423
5.75%, 2/8/2031	705,000	702,952
2.70%, 6/10/2031	690,000	568,798
John Deere Capital Corp. 4.70%, 6/10/2030	400,000	396,812
Navient Corp. 5.88%, 10/25/2024	20,000	19,953
OneMain Finance Corp.
7.13%, 3/15/2026	1,469,000	1,492,859
3.50%, 1/15/2027	354,000	325,848
6.63%, 1/15/2028	440,000	437,502
Volkswagen International Finance NV (Germany) (EUR Swap Annual 10 Year + 3.37%), 3.88%, 6/14/2027 (d) (f) (g) (h)	500,000	509,326
		22,077,735
Consumer Staples Distribution & Retail — 0.3%
7-Eleven, Inc.
0.95%, 2/10/2026 (a)	65,000	59,901
1.80%, 2/10/2031 (a)	1,825,000	1,454,106
2.50%, 2/10/2041 (a)	14,000	9,366
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	1,350,000	1,301,457
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Staples Distribution & Retail — continued
5.88%, 2/15/2028 (a)	530,000	522,319
3.50%, 3/15/2029 (a)	965,000	859,774
4.88%, 2/15/2030 (a)	20,000	18,774
Alimentation Couche-Tard, Inc. (Canada)
5.27%, 2/12/2034 (a)	958,000	949,079
3.44%, 5/13/2041 (a)	5,000	3,788
3.63%, 5/13/2051 (a)	10,000	7,292
5.62%, 2/12/2054 (a)	200,000	199,354
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	391,000	382,919
Rite Aid Corp. 8.00%, 11/15/2026 (a) (b)	125,000	90,312
Sysco Corp. 2.40%, 2/15/2030	250,000	215,036
Target Corp.
4.50%, 9/15/2032	200,000	193,624
4.80%, 1/15/2053	550,000	508,526
		6,775,627
Containers & Packaging — 0.3%
Ardagh Packaging Finance plc 4.13%, 8/15/2026 (a)	1,275,000	1,176,238
Ball Corp.
6.00%, 6/15/2029	435,000	437,108
3.13%, 9/15/2031	480,000	404,379
Canpack SA (Poland) 3.88%, 11/15/2029 (a)	200,000	172,644
Crown Americas LLC
4.25%, 9/30/2026	13,000	12,477
5.25%, 4/1/2030	350,000	337,120
Graphic Packaging International LLC
4.75%, 7/15/2027 (a)	108,000	104,463
3.50%, 3/15/2028 (a)	180,000	164,603
LABL, Inc. 6.75%, 7/15/2026 (a)	525,000	509,170
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	1,310,000	1,327,445
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	720,000	718,407
Packaging Corp. of America
4.05%, 12/15/2049	285,000	223,958
3.05%, 10/1/2051	85,000	56,744
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	1,455,000	1,355,332
Sealed Air Corp.
4.00%, 12/1/2027 (a)	570,000	530,174
6.13%, 2/1/2028 (a)	205,000	204,373
TriMas Corp. 4.13%, 4/15/2029 (a)	637,000	580,651
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	41

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Containers & Packaging — continued
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (j)	450,000	438,839
WRKCo, Inc. 4.65%, 3/15/2026	30,000	29,611
		8,783,736
Distributors — 0.0% ^
American Builders & Contractors Supply Co., Inc.
4.00%, 1/15/2028 (a)	435,000	406,340
3.88%, 11/15/2029 (a)	155,000	138,429
Ritchie Bros Holdings, Inc. (Canada)
6.75%, 3/15/2028 (a)	235,000	240,511
7.75%, 3/15/2031 (a)	65,000	68,331
		853,611
Diversified Consumer Services — 0.1%
Service Corp. International 5.13%, 6/1/2029	770,000	751,366
Wand NewCo 3, Inc. 7.63%, 1/30/2032 (a)	2,357,000	2,421,817
		3,173,183
Diversified REITs — 0.1%
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	590,000	545,534
Simon Property Group LP
2.45%, 9/13/2029	500,000	436,051
3.25%, 9/13/2049	31,000	21,484
VICI Properties LP
3.50%, 2/15/2025 (a)	90,000	87,729
4.50%, 9/1/2026 (a)	95,000	91,654
4.63%, 12/1/2029 (a)	20,000	18,622
WP Carey, Inc. 2.25%, 4/1/2033	145,000	109,884
		1,310,958
Diversified Telecommunication Services — 0.6%
Altice France SA (France) 5.13%, 7/15/2029 (a)	200,000	151,029
AT&T, Inc.
1.65%, 2/1/2028	450,000	395,956
2.55%, 12/1/2033	1,870,000	1,474,917
3.50%, 6/1/2041	260,000	199,226
3.65%, 6/1/2051	65,000	46,511
3.55%, 9/15/2055	1,205,000	820,880
CCO Holdings LLC
5.13%, 5/1/2027 (a)	270,000	255,194
5.00%, 2/1/2028 (a)	545,000	502,897
5.38%, 6/1/2029 (a)	100,000	90,437
4.75%, 3/1/2030 (a)	4,894,000	4,163,252
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — continued
4.50%, 8/15/2030 (a)	2,079,000	1,724,572
4.25%, 2/1/2031 (a)	1,415,000	1,138,137
4.75%, 2/1/2032 (a)	1,025,000	826,944
4.50%, 6/1/2033 (a)	135,000	103,848
Embarq Corp. 8.00%, 6/1/2036	13,000	7,360
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	235,000	227,128
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	1,414,000	1,315,561
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	130,000	85,661
4.00%, 2/15/2027 ‡ (a)	1,000,000	650,000
NBN Co. Ltd. (Australia) 5.75%, 10/6/2028 (a)	500,000	514,720
Sprint Capital Corp. 6.88%, 11/15/2028	258,000	274,438
Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	134,000	124,323
Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	200,000	199,237
Verizon Communications, Inc.
4.33%, 9/21/2028	75,000	72,793
4.02%, 12/3/2029	684,000	648,139
3.40%, 3/22/2041	715,000	547,808
2.88%, 11/20/2050	75,000	47,779
5.50%, 2/23/2054	400,000	395,180
3.70%, 3/22/2061	30,000	21,198
		17,025,125
Electric Utilities — 2.0%
Alabama Power Co.
3.05%, 3/15/2032	200,000	173,165
5.85%, 11/15/2033	275,000	287,729
Baltimore Gas and Electric Co.
3.20%, 9/15/2049	295,000	202,194
2.90%, 6/15/2050	550,000	356,619
5.40%, 6/1/2053	305,000	299,164
Comision Federal de Electricidad (Mexico)
4.69%, 5/15/2029 (h)	500,000	470,625
6.26%, 2/15/2052 (h)	600,000	519,705
Commonwealth Edison Co. 5.30%, 2/1/2053	450,000	435,569
Connecticut Light and Power Co. (The) 4.00%, 4/1/2048	46,000	37,459
Consumers 2023 Securitization Funding LLC Series A2, 5.21%, 9/1/2030	771,000	779,805
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
DTE Electric Co.
5.20%, 3/1/2034	500,000	497,506
5.40%, 4/1/2053	80,000	79,262
DTE Electric Securitization Funding II LLC Series A-2, 6.09%, 9/1/2037	400,000	426,244
Duke Energy Carolinas LLC 3.20%, 8/15/2049	634,000	437,922
Duke Energy Florida LLC
5.88%, 11/15/2033	230,000	240,774
6.20%, 11/15/2053	240,000	259,906
Duke Energy Indiana LLC
Series YYY, 3.25%, 10/1/2049	125,000	86,312
2.75%, 4/1/2050	395,000	245,892
5.40%, 4/1/2053	770,000	742,636
Duke Energy Ohio, Inc. 5.25%, 4/1/2033	624,000	624,490
Duquesne Light Holdings, Inc. 2.53%, 10/1/2030 (a)	148,000	122,195
Edison International
5.25%, 11/15/2028	100,000	99,430
6.95%, 11/15/2029	245,000	261,131
Electricite de France SA (France) 6.90%, 5/23/2053 (a)	640,000	697,344
Emera US Finance LP (Canada)
2.64%, 6/15/2031	660,000	535,176
4.75%, 6/15/2046	50,000	40,930
Enel Finance International NV (Italy) 2.25%, 7/12/2031 (a)	200,000	159,823
Enel SpA (Italy) Series 6.5Y, (EUR Swap Annual 5 Year + 1.72%), 1.38%, 6/8/2027 (d) (f) (g) (h)	3,000,000	2,841,153
Entergy Arkansas LLC
4.00%, 6/1/2028	13,000	12,506
2.65%, 6/15/2051	274,000	164,633
Entergy Louisiana LLC
2.40%, 10/1/2026	69,000	64,447
1.60%, 12/15/2030	500,000	396,186
2.90%, 3/15/2051	823,000	516,824
Entergy Mississippi LLC
5.00%, 9/1/2033	535,000	524,709
3.50%, 6/1/2051	20,000	14,141
Entergy Texas Restoration Funding LLC Series A-2, 3.70%, 12/15/2035	215,000	192,974
Entergy Texas, Inc. 1.75%, 3/15/2031	535,000	428,650
Evergy Kansas Central, Inc. 4.13%, 3/1/2042	240,000	198,680
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Eversource Energy
4.60%, 7/1/2027	31,000	30,286
5.45%, 3/1/2028	100,000	100,519
3.38%, 3/1/2032	365,000	313,589
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	1,570,000	1,469,047
FirstEnergy Transmission LLC 2.87%, 9/15/2028 (a)	965,000	871,751
Florida Power & Light Co.
3.70%, 12/1/2047	60,000	46,696
5.30%, 4/1/2053	390,000	385,501
Georgia Power Co. 5.25%, 3/15/2034	500,000	497,741
Indiana Michigan Power Co.
Series K, 4.55%, 3/15/2046	50,000	42,779
5.63%, 4/1/2053	150,000	150,115
Interchile SA (Chile) 4.50%, 6/30/2056 (a)	200,000	158,180
ITC Holdings Corp.
4.95%, 9/22/2027 (a)	432,000	429,177
2.95%, 5/14/2030 (a)	405,000	353,478
5.40%, 6/1/2033 (a)	300,000	296,314
Kentucky Utilities Co. 5.13%, 11/1/2040	404,000	383,267
MidAmerican Energy Co.
3.65%, 4/15/2029	46,000	43,400
5.85%, 9/15/2054	110,000	115,821
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	430,000	411,811
Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	240,000	199,784
Monongahela Power Co. 5.85%, 2/15/2034 (a)	210,000	213,901
Nevada Power Co. 6.00%, 3/15/2054	600,000	630,122
NextEra Energy Capital Holdings, Inc.
5.75%, 9/1/2025	430,000	432,297
5.00%, 7/15/2032	60,000	58,438
5.25%, 2/28/2053	80,000	74,564
Northern States Power Co. 2.60%, 6/1/2051	590,000	364,360
NRG Energy, Inc.
6.63%, 1/15/2027	21,000	20,997
2.45%, 12/2/2027 (a)	60,000	53,589
5.75%, 1/15/2028	560,000	551,602
3.38%, 2/15/2029 (a)	210,000	183,295
5.25%, 6/15/2029 (a)	1,375,000	1,303,061
Ohio Power Co.
Series P, 2.60%, 4/1/2030	50,000	43,296
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	43

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Series R, 2.90%, 10/1/2051	225,000	144,232
Oklahoma Gas and Electric Co. 5.40%, 1/15/2033	100,000	101,772
Oncor Electric Delivery Co. LLC
3.10%, 9/15/2049	290,000	199,070
4.95%, 9/15/2052	400,000	372,260
Pacific Gas and Electric Co.
3.45%, 7/1/2025	17,000	16,511
2.95%, 3/1/2026	110,000	104,390
4.65%, 8/1/2028	2,200,000	2,103,528
6.10%, 1/15/2029	605,000	619,316
4.55%, 7/1/2030	1,624,000	1,524,180
6.40%, 6/15/2033	860,000	894,151
6.95%, 3/15/2034	1,125,000	1,215,835
5.80%, 5/15/2034	1,225,000	1,223,712
4.20%, 6/1/2041	30,000	23,583
4.25%, 3/15/2046	418,000	318,501
6.75%, 1/15/2053	1,770,000	1,894,126
PG&E Corp.
5.00%, 7/1/2028	1,001,000	954,734
5.25%, 7/1/2030	300,000	282,017
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	185,000	187,629
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	25,000	23,269
Series A-4, 5.21%, 12/1/2047	40,000	39,425
Series A-5, 5.10%, 6/1/2052	70,000	68,789
PPL Electric Utilities Corp.
6.25%, 5/15/2039	382,000	413,133
5.25%, 5/15/2053	70,000	68,011
Public Service Co. of Oklahoma
5.25%, 1/15/2033	155,000	153,720
Series G, 6.63%, 11/15/2037	725,000	784,762
Series K, 3.15%, 8/15/2051	150,000	100,447
Public Service Electric and Gas Co. 4.65%, 3/15/2033	520,000	503,303
SCE Recovery Funding LLC Series A-1, 4.70%, 6/15/2040	48,188	46,799
Sigeco Securitization I LLC
Series A1, 5.03%, 11/15/2036	53,000	52,472
Series A2, 5.17%, 5/15/2041	49,000	46,826
Southern California Edison Co.
5.30%, 3/1/2028	719,000	725,839
5.65%, 10/1/2028	600,000	614,408
Series G, 2.50%, 6/1/2031	775,000	650,693
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
5.95%, 11/1/2032	2,000,000	2,085,415
Series C, 4.13%, 3/1/2048	238,000	190,345
Series 20A, 2.95%, 2/1/2051	430,000	276,284
5.88%, 12/1/2053	706,000	716,061
5.75%, 4/15/2054	390,000	388,428
Southern Co. (The)
5.50%, 3/15/2029	390,000	395,547
5.70%, 3/15/2034	100,000	101,868
Southwestern Electric Power Co.
Series N, 1.65%, 3/15/2026	45,000	41,867
5.30%, 4/1/2033	130,000	128,253
3.25%, 11/1/2051	210,000	137,873
Southwestern Public Service Co. 4.50%, 8/15/2041	74,000	61,240
Tierra Mojada Luxembourg II SARL (Mexico) 5.75%, 12/1/2040 (a)	271,401	242,963
Tucson Electric Power Co.
1.50%, 8/1/2030	448,000	359,645
4.85%, 12/1/2048	232,000	205,162
5.50%, 4/15/2053	115,000	112,347
Union Electric Co.
5.45%, 3/15/2053	555,000	544,543
5.25%, 1/15/2054	500,000	473,408
Virginia Electric and Power Co. 5.70%, 8/15/2053	730,000	738,771
Vistra Operations Co. LLC
5.50%, 9/1/2026 (a)	65,000	64,004
5.63%, 2/15/2027 (a)	1,400,000	1,364,229
5.00%, 7/31/2027 (a)	420,000	402,576
4.38%, 5/1/2029 (a)	275,000	250,843
7.75%, 10/15/2031 (a)	1,050,000	1,086,117
Wisconsin Public Service Corp. 4.75%, 11/1/2044	69,000	61,469
		51,603,389
Electrical Equipment — 0.1%
Eaton Corp. 4.15%, 3/15/2033	400,000	376,455
EnerSys 4.38%, 12/15/2027 (a)	630,000	592,987
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	68,000	68,282
6.05%, 4/15/2028 (a)	135,000	135,848
6.30%, 2/15/2030 (a)	57,000	58,039
6.40%, 4/15/2033 (a)	79,000	81,105
Sensata Technologies BV
5.00%, 10/1/2025 (a)	40,000	39,627
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electrical Equipment — continued
4.00%, 4/15/2029 (a)	700,000	634,849
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	365,000	336,763
		2,323,955
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 2.95%, 2/15/2032	20,000	16,713
Coherent Corp. 5.00%, 12/15/2029 (a)	1,165,000	1,086,363
Corning, Inc. 3.90%, 11/15/2049	75,000	57,833
Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	255,000	232,353
		1,393,262
Energy Equipment & Services — 0.2%
Archrock Partners LP 6.88%, 4/1/2027 (a)	480,000	477,584
Baker Hughes Holdings LLC 2.06%, 12/15/2026	400,000	368,916
Diamond Foreign Asset Co. 8.50%, 10/1/2030 (a)	395,000	404,489
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	514,074	463,309
Nabors Industries, Inc. 7.38%, 5/15/2027 (a)	560,000	557,939
Noble Finance II LLC 8.00%, 4/15/2030 (a)	320,000	329,006
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	705,000	704,093
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	214,000	205,220
Transocean, Inc. 8.75%, 2/15/2030 (a)	396,000	406,622
USA Compression Partners LP 6.88%, 4/1/2026	595,000	594,190
Valaris Ltd. 8.38%, 4/30/2030 (a)	575,000	589,598
		5,100,966
Entertainment — 0.4%
Cinemark USA, Inc.
8.75%, 5/1/2025 (a)	79,000	79,076
5.88%, 3/15/2026 (a)	295,000	290,591
5.25%, 7/15/2028 (a)	390,000	364,299
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	2,000	1,975
6.50%, 5/15/2027 (a)	1,055,000	1,064,080
4.75%, 10/15/2027 (a)	365,000	349,457
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	115,000	109,965
Walt Disney Co. (The) 6.65%, 11/15/2037	170,000	192,566
Warnermedia Holdings, Inc.
3.76%, 3/15/2027	3,150,000	2,980,652
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Entertainment — continued
4.28%, 3/15/2032	1,290,000	1,138,021
5.05%, 3/15/2042	2,965,000	2,493,321
5.14%, 3/15/2052	610,000	495,683
WMG Acquisition Corp. 3.88%, 7/15/2030 (a)	100,000	88,250
		9,647,936
Financial Services — 0.3%
Block, Inc.
2.75%, 6/1/2026	309,000	288,248
3.50%, 6/1/2031	690,000	588,621
Fiserv, Inc. 3.20%, 7/1/2026	170,000	162,436
Global Payments, Inc. 3.20%, 8/15/2029	160,000	142,498
GTCR W-2 Merger Sub LLC 7.50%, 1/15/2031 (a)	670,000	698,810
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	400,000	355,818
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	1,080,000	1,061,824
Nationwide Building Society (United Kingdom) (3-MONTH SOFR + 1.45%), 4.30%, 3/8/2029 (a) (d)	350,000	332,879
NCR Atleos Corp. 9.50%, 4/1/2029 (a)	417,000	441,101
PayPal Holdings, Inc. 5.05%, 6/1/2052	100,000	93,823
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	530,000	487,600
3.63%, 3/1/2029 (a)	410,000	363,685
Shell International Finance BV (Netherlands)
2.88%, 11/26/2041	620,000	452,521
3.63%, 8/21/2042	200,000	160,817
3.75%, 9/12/2046	141,000	111,068
3.00%, 11/26/2051	670,000	450,362
Siemens Financieringsmaatschappij NV (Germany) 3.30%, 9/15/2046 (a)	350,000	265,513
Visa, Inc. 2.70%, 4/15/2040	300,000	221,521
		6,679,145
Food Products — 0.2%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	385,000	327,393
Campbell Soup Co. 4.15%, 3/15/2028	170,000	164,024
Cargill, Inc. 4.38%, 4/22/2052 (a)	150,000	129,727
Darling Ingredients, Inc.
5.25%, 4/15/2027 (a)	50,000	49,043
6.00%, 6/15/2030 (a)	545,000	537,067
General Mills, Inc. 4.15%, 2/15/2043	200,000	166,934
JBS USA LUX SA 6.75%, 3/15/2034 (a)	250,000	257,499
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	45

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food Products — continued
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	795,000	720,328
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	82,000	82,786
5.50%, 12/15/2029 (a)	1,000,000	956,819
6.25%, 2/15/2032 (a)	158,000	158,817
Viterra Finance BV (Netherlands) 3.20%, 4/21/2031 (a)	605,000	519,236
		4,069,673
Gas Utilities — 0.1%
AmeriGas Partners LP
5.50%, 5/20/2025	168,000	164,892
5.88%, 8/20/2026	10,000	9,691
5.75%, 5/20/2027	305,000	288,346
Atmos Energy Corp.
5.50%, 6/15/2041	52,000	52,267
5.75%, 10/15/2052	185,000	194,477
6.20%, 11/15/2053	630,000	696,796
Boston Gas Co. 3.00%, 8/1/2029 (a)	37,000	32,449
Piedmont Natural Gas Co., Inc. 5.05%, 5/15/2052	100,000	89,958
Southern California Gas Co. Series XX, 2.55%, 2/1/2030	393,000	341,227
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	495,000	447,975
		2,318,078
Ground Transportation — 0.3%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	600,000	571,710
4.75%, 4/1/2028 (a)	95,000	86,058
5.38%, 3/1/2029 (a)	55,000	50,073
8.00%, 2/15/2031 (a)	525,000	506,848
Burlington Northern Santa Fe LLC
3.55%, 2/15/2050	708,000	534,080
5.20%, 4/15/2054	850,000	833,761
Canadian Pacific Railway Co. (Canada)
2.88%, 11/15/2029	1,125,000	999,958
3.10%, 12/2/2051	250,000	169,892
CSX Corp. 4.50%, 11/15/2052	460,000	403,222
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (a)	355,000	363,777
ERAC USA Finance LLC
5.00%, 2/15/2029 (a)	200,000	198,744
5.20%, 10/30/2034 (a)	100,000	99,188
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ground Transportation — continued
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	300,000	261,000
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	860,000	761,281
Norfolk Southern Corp. 3.95%, 10/1/2042	50,000	41,011
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	376,000	349,259
RXO, Inc. 7.50%, 11/15/2027 (a)	510,000	526,575
Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (a)	400,000	393,188
Uber Technologies, Inc. 7.50%, 9/15/2027 (a)	435,000	445,004
Union Pacific Corp.
2.40%, 2/5/2030	560,000	488,178
3.50%, 2/14/2053	120,000	89,318
XPO, Inc.
6.25%, 6/1/2028 (a)	330,000	330,742
7.13%, 6/1/2031 (a)	405,000	413,624
		8,916,491
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories 4.75%, 11/30/2036	290,000	284,308
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	1,076,000	1,015,618
Baxter International, Inc. 1.73%, 4/1/2031	1,500,000	1,184,686
Becton Dickinson & Co. 3.70%, 6/6/2027	200,000	191,738
Boston Scientific Corp. 6.50%, 11/15/2035 (j)	700,000	773,505
DH Europe Finance II SARL 3.25%, 11/15/2039	250,000	198,919
Hologic, Inc. 3.25%, 2/15/2029 (a)	605,000	539,423
Medline Borrower LP
3.88%, 4/1/2029 (a)	1,735,000	1,555,658
5.25%, 10/1/2029 (a)	55,000	50,874
Teleflex, Inc. 4.25%, 6/1/2028 (a)	450,000	420,115
		6,214,844
Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	936,000	904,822
5.00%, 4/15/2029 (a)	175,000	165,375
AdaptHealth LLC 4.63%, 8/1/2029 (a)	85,000	70,763
Aetna, Inc.
4.13%, 11/15/2042	320,000	255,816
4.75%, 3/15/2044	200,000	172,483
3.88%, 8/15/2047	1,735,000	1,297,196
Cencora, Inc. 5.13%, 2/15/2034	370,000	363,196
Centene Corp. 4.63%, 12/15/2029	581,000	549,946
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
Cigna Group (The)
2.38%, 3/15/2031	135,000	112,701
5.13%, 5/15/2031	470,000	464,801
CommonSpirit Health
1.55%, 10/1/2025	13,000	12,211
2.78%, 10/1/2030	13,000	11,132
3.91%, 10/1/2050	15,000	11,525
Community Health Network, Inc. Series 20-A, 3.10%, 5/1/2050	190,000	127,348
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	126,000	124,748
5.63%, 3/15/2027 (a)	1,830,000	1,674,314
4.75%, 2/15/2031 (a)	85,000	64,682
CVS Health Corp.
4.30%, 3/25/2028	737,000	715,259
5.13%, 2/21/2030	265,000	263,349
5.25%, 2/21/2033	70,000	69,287
5.63%, 2/21/2053	1,000,000	960,724
DaVita, Inc. 4.63%, 6/1/2030 (a)	835,000	734,505
Encompass Health Corp.
4.50%, 2/1/2028	180,000	170,327
4.75%, 2/1/2030	1,210,000	1,122,492
4.63%, 4/1/2031	75,000	67,887
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	50,000	34,832
HCA, Inc.
5.25%, 6/15/2026	570,000	566,530
4.50%, 2/15/2027	580,000	567,650
5.63%, 9/1/2028	3,750,000	3,778,948
3.50%, 9/1/2030	2,012,000	1,797,711
2.38%, 7/15/2031	1,130,000	919,617
5.60%, 4/1/2034	910,000	905,999
5.50%, 6/15/2047	300,000	279,321
5.25%, 6/15/2049	865,000	778,890
3.50%, 7/15/2051	30,000	20,271
6.00%, 4/1/2054	910,000	903,156
Memorial Health Services 3.45%, 11/1/2049	530,000	394,205
MultiCare Health System 2.80%, 8/15/2050	10,000	5,872
MyMichigan Health Series 2020, 3.41%, 6/1/2050	10,000	7,281
New York and Presbyterian Hospital (The) 2.61%, 8/1/2060	5,000	2,886
Northwell Healthcare, Inc. 4.26%, 11/1/2047	110,000	89,519
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
Northwestern Memorial Healthcare Obligated Group Series 2021, 2.63%, 7/15/2051	617,000	402,024
Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	930,000	830,920
Quest Diagnostics, Inc.
2.95%, 6/30/2030	55,000	48,487
6.40%, 11/30/2033	580,000	619,572
Sutter Health 5.55%, 8/15/2053	150,000	156,569
Tenet Healthcare Corp.
4.88%, 1/1/2026	260,000	259,731
5.13%, 11/1/2027	905,000	885,874
4.63%, 6/15/2028	1,040,000	989,840
4.25%, 6/1/2029	4,203,000	3,865,448
4.38%, 1/15/2030	875,000	801,407
6.13%, 6/15/2030	300,000	297,108
UnitedHealth Group, Inc.
4.63%, 11/15/2041	232,000	211,684
3.25%, 5/15/2051	485,000	340,126
5.88%, 2/15/2053	145,000	155,124
5.05%, 4/15/2053	1,400,000	1,331,952
		32,735,443
Health Care REITs — 0.0% ^
Healthpeak OP LLC
2.13%, 12/1/2028	64,000	55,654
3.00%, 1/15/2030	87,000	76,233
Sabra Health Care LP 3.20%, 12/1/2031	120,000	97,295
		229,182
Health Care Technology — 0.0% ^
IQVIA, Inc.
5.00%, 5/15/2027 (a)	200,000	194,708
6.50%, 5/15/2030 (a)	510,000	517,068
		711,776
Hotel & Resort REITs — 0.0% ^
RHP Hotel Properties LP
4.75%, 10/15/2027	390,000	372,450
7.25%, 7/15/2028 (a)	555,000	568,418
		940,868
Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC (Canada)
5.75%, 4/15/2025 (a)	50,000	49,815
3.88%, 1/15/2028 (a)	257,000	239,724
4.00%, 10/15/2030 (a)	290,000	254,737
Acushnet Co. 7.38%, 10/15/2028 (a)	420,000	433,125
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	47

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Boyd Gaming Corp. 4.75%, 12/1/2027	548,000	526,406
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	577,000	530,479
Caesars Entertainment, Inc.
8.13%, 7/1/2027 (a)	285,000	292,634
4.63%, 10/15/2029 (a)	1,405,000	1,282,759
6.50%, 2/15/2032 (a)	918,000	924,869
Carnival Corp.
5.75%, 3/1/2027 (a)	560,000	552,986
4.00%, 8/1/2028 (a)	1,000,000	922,359
10.50%, 6/1/2030 (a)	390,000	425,503
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (a)	765,000	834,587
Cedar Fair LP
6.50%, 10/1/2028	933,000	934,579
5.25%, 7/15/2029	250,000	236,145
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (a)	25,000	24,880
5.75%, 5/1/2028 (a)	285,000	284,214
3.75%, 5/1/2029 (a)	345,000	313,373
4.88%, 1/15/2030	1,220,000	1,159,964
International Game Technology plc 6.25%, 1/15/2027 (a)	200,000	200,844
Las Vegas Sands Corp. 2.90%, 6/25/2025	205,000	196,042
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (a)	615,000	557,863
McDonald's Corp. 5.45%, 8/14/2053	430,000	428,557
MGM Resorts International
6.75%, 5/1/2025	130,000	130,181
4.63%, 9/1/2026	355,000	344,172
5.50%, 4/15/2027	726,000	711,041
Royal Caribbean Cruises Ltd.
11.63%, 8/15/2027 (a)	635,000	686,847
8.25%, 1/15/2029 (a)	1,107,000	1,173,420
9.25%, 1/15/2029 (a)	1,117,000	1,201,548
6.25%, 3/15/2032 (a) (k)	285,000	285,761
Sands China Ltd. (Macau)
5.12%, 8/8/2025 (j)	1,000,000	983,750
4.05%, 1/8/2026 (j)	250,000	239,425
2.55%, 3/8/2027 (j)	200,000	179,230
Six Flags Entertainment Corp. 7.25%, 5/15/2031 (a)	255,000	256,594
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	253,000	253,588
Starbucks Corp.
4.90%, 2/15/2031	350,000	345,764
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — continued
4.80%, 2/15/2033	350,000	345,177
3.35%, 3/12/2050	5,000	3,535
Station Casinos LLC 4.50%, 2/15/2028 (a)	700,000	652,692
Travel + Leisure Co. 5.65%, 4/1/2024 (j)	25,000	24,983
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	509,000	510,838
Wynn Las Vegas LLC 5.25%, 5/15/2027 (a)	125,000	122,321
Wynn Macau Ltd. (Macau)
4.88%, 10/1/2024 (a)	375,000	372,000
5.63%, 8/26/2028 (a)	200,000	187,366
Wynn Resorts Finance LLC
5.13%, 10/1/2029 (a)	1,345,000	1,268,744
7.13%, 2/15/2031 (a)	985,000	1,017,193
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	215,000	203,962
4.63%, 1/31/2032	1,025,000	940,960
		24,047,536
Household Durables — 0.2%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	605,000	602,610
Newell Brands, Inc.
5.20%, 4/1/2026 (j)	1,265,000	1,228,392
6.63%, 9/15/2029	950,000	909,356
6.37%, 4/1/2036 (j)	310,000	272,276
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	970,000	869,453
		3,882,087
Household Products — 0.1%
Central Garden & Pet Co.
5.13%, 2/1/2028	145,000	139,748
4.13%, 10/15/2030	165,000	146,581
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	950,000	868,630
4.38%, 3/31/2029 (a)	275,000	243,644
Spectrum Brands, Inc. 5.00%, 10/1/2029 (a)	475,000	460,750
		1,859,353
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.
5.25%, 6/1/2026 (a)	548,000	539,886
4.50%, 2/15/2028 (a)	260,000	244,906
5.13%, 3/15/2028 (a)	425,000	404,023
Constellation Energy Generation LLC
3.25%, 6/1/2025	187,000	181,629
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — continued
5.80%, 3/1/2033	240,000	245,302
6.25%, 10/1/2039	85,000	87,626
5.75%, 10/1/2041	120,000	117,421
5.60%, 6/15/2042	215,000	209,446
6.50%, 10/1/2053	2,074,000	2,276,215
		4,306,454
Industrial Conglomerates — 0.0% ^
Honeywell International, Inc. 5.25%, 3/1/2054	650,000	648,679
Industrial REITs — 0.0% ^
Prologis LP
1.75%, 7/1/2030	149,000	122,164
4.75%, 6/15/2033	640,000	620,587
		742,751
Insurance — 0.3%
Alleghany Corp. 3.25%, 8/15/2051	50,000	35,277
Aon Corp. 5.35%, 2/28/2033	165,000	164,568
Aon North America, Inc. 5.75%, 3/1/2054	350,000	351,374
Athene Global Funding
1.45%, 1/8/2026 (a)	370,000	341,529
2.95%, 11/12/2026 (a)	44,000	40,774
Berkshire Hathaway Finance Corp.
2.50%, 1/15/2051	200,000	123,593
3.85%, 3/15/2052	715,000	567,230
Cincinnati Financial Corp. 6.13%, 11/1/2034	200,000	208,663
CNA Financial Corp. 5.13%, 2/15/2034	280,000	270,732
Corebridge Global Funding 5.90%, 9/19/2028 (a)	140,000	142,715
Equitable Financial Life Global Funding 1.70%, 11/12/2026 (a)	25,000	22,601
F&G Global Funding 1.75%, 6/30/2026 (a)	10,000	9,028
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	440,000	434,435
Great-West Lifeco Finance 2018 LP (Canada) 4.58%, 5/17/2048 (a)	20,000	17,603
Guardian Life Global Funding 5.74%, 10/2/2028 (a)	500,000	517,446
High Street Funding Trust I 4.11%, 2/15/2028 (a)	641,000	601,470
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	42,000	41,173
Marsh & McLennan Cos., Inc. 5.45%, 3/15/2053	155,000	154,342
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
MetLife, Inc.
4.13%, 8/13/2042	329,000	278,821
5.00%, 7/15/2052	350,000	326,758
Metropolitan Life Global Funding I 5.15%, 3/28/2033 (a)	880,000	870,438
Mutual of Omaha Cos. Global Funding 5.45%, 12/12/2028 (a)	300,000	302,732
New York Life Global Funding 3.00%, 1/10/2028 (a)	51,000	47,442
New York Life Insurance Co. 4.45%, 5/15/2069 (a)	50,000	40,312
Pacific Life Global Funding II 5.50%, 8/28/2026 (a)	135,000	135,879
Pacific Life Insurance Co. (3-MONTH SOFR + 2.80%), 4.30%, 10/24/2067 (a) (d)	27,000	20,492
Pricoa Global Funding I 5.55%, 8/28/2026 (a)	175,000	177,057
Principal Financial Group, Inc. 3.70%, 5/15/2029	235,000	219,222
Principal Life Global Funding II 5.10%, 1/25/2029 (a)	400,000	396,794
Progressive Corp. (The)
3.00%, 3/15/2032	200,000	173,170
4.35%, 4/25/2044	42,000	37,233
Protective Life Global Funding 5.47%, 12/8/2028 (a)	543,000	549,330
Prudential Financial, Inc.
3.88%, 3/27/2028	32,000	30,734
3.91%, 12/7/2047	250,000	196,972
Prudential Funding Asia plc (Hong Kong) 3.13%, 4/14/2030	470,000	416,537
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (a)	800,000	657,841
Travelers Cos., Inc. (The) 5.35%, 11/1/2040	16,000	16,140
W R Berkley Corp. 3.55%, 3/30/2052	45,000	30,826
		8,969,283
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc.
4.80%, 5/15/2030	210,000	209,927
5.60%, 5/15/2053	515,000	533,203
TripAdvisor, Inc. 7.00%, 7/15/2025 (a)	420,000	420,500
		1,163,630
IT Services — 0.1%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	550,000	469,869
CGI, Inc. (Canada) 1.45%, 9/14/2026	170,000	154,055
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	49

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
IT Services — continued
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	605,000	581,480
Twilio, Inc. 3.63%, 3/15/2029	510,000	454,035
		1,659,439
Leisure Products — 0.0% ^
Hasbro, Inc. 3.90%, 11/19/2029	15,000	13,747
Life Sciences Tools & Services — 0.1%
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	120,000	108,256
Danaher Corp. 2.80%, 12/10/2051	300,000	195,026
Thermo Fisher Scientific, Inc.
4.98%, 8/10/2030	650,000	650,460
5.09%, 8/10/2033	2,585,000	2,600,098
		3,553,840
Machinery — 0.2%
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	1,145,000	1,181,080
Hillenbrand, Inc. 3.75%, 3/1/2031	984,000	838,860
Illinois Tool Works, Inc. 3.90%, 9/1/2042	15,000	12,780
Otis Worldwide Corp. 5.25%, 8/16/2028	450,000	453,434
Parker-Hannifin Corp.
3.25%, 3/1/2027	92,000	87,480
4.25%, 9/15/2027	300,000	293,603
Stanley Black & Decker, Inc. 2.75%, 11/15/2050	10,000	5,807
Terex Corp. 5.00%, 5/15/2029 (a)	275,000	256,796
Trinity Industries, Inc.
4.55%, 10/1/2024	220,000	216,754
7.75%, 7/15/2028 (a)	320,000	329,745
Wabash National Corp. 4.50%, 10/15/2028 (a)	750,000	686,250
Xylem, Inc. 1.95%, 1/30/2028	30,000	26,826
		4,389,415
Marine Transportation — 0.0% ^
MV24 Capital BV (Brazil) 6.75%, 6/1/2034 (a)	483,816	454,293
Media — 1.5%
Altice Financing SA (Luxembourg) 5.00%, 1/15/2028 (a)	445,000	393,710
Charter Communications Operating LLC
2.25%, 1/15/2029	1,265,000	1,067,424
2.30%, 2/1/2032	1,250,000	949,670
6.65%, 2/1/2034	2,460,000	2,468,446
3.50%, 6/1/2041	85,000	56,270
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
3.50%, 3/1/2042	535,000	349,934
3.70%, 4/1/2051	40,000	24,282
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	1,102,000	1,030,415
Comcast Corp.
2.65%, 2/1/2030	2,230,000	1,960,754
3.40%, 4/1/2030	1,600,000	1,464,098
4.25%, 10/15/2030	1,344,000	1,285,817
1.50%, 2/15/2031	450,000	358,932
3.90%, 3/1/2038	515,000	441,656
3.25%, 11/1/2039	813,000	623,488
2.89%, 11/1/2051	1,520,000	962,389
4.05%, 11/1/2052	500,000	394,677
5.35%, 5/15/2053	2,925,000	2,850,478
2.94%, 11/1/2056	3,348,000	2,060,130
CSC Holdings LLC
5.38%, 2/1/2028 (a)	470,000	409,666
6.50%, 2/1/2029 (a)	1,570,000	1,368,522
4.50%, 11/15/2031 (a)	200,000	148,500
Directv Financing LLC 5.88%, 8/15/2027 (a)	956,000	902,339
Discovery Communications LLC 4.00%, 9/15/2055	45,000	29,786
DISH DBS Corp.
5.88%, 11/15/2024	1,356,000	1,281,420
5.25%, 12/1/2026 (a)	175,000	139,781
DISH Network Corp. 11.75%, 11/15/2027 (a)	2,615,000	2,726,342
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	235,000	212,355
Gray Television, Inc.
7.00%, 5/15/2027 (a)	745,000	673,257
4.75%, 10/15/2030 (a)	100,000	64,434
5.38%, 11/15/2031 (a)	135,000	87,332
iHeartCommunications, Inc.
6.38%, 5/1/2026	850,000	723,762
8.38%, 5/1/2027	25,000	15,000
5.25%, 8/15/2027 (a)	260,000	192,725
Lamar Media Corp.
3.75%, 2/15/2028	215,000	199,413
4.00%, 2/15/2030	600,000	535,500
News Corp. 3.88%, 5/15/2029 (a)	685,000	619,112
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	785,000	743,928
4.75%, 11/1/2028 (a)	565,000	501,692
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
Outfront Media Capital LLC
5.00%, 8/15/2027 (a)	461,000	443,496
7.38%, 2/15/2031 (a)	455,000	474,870
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	270,000	213,565
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	115,000	93,349
Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	150,000	109,613
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	110,000	104,789
4.00%, 7/15/2028 (a)	2,755,000	2,482,023
5.50%, 7/1/2029 (a)	160,000	151,305
4.13%, 7/1/2030 (a)	1,220,000	1,049,637
Stagwell Global LLC 5.63%, 8/15/2029 (a)	520,000	464,256
TEGNA, Inc.
4.63%, 3/15/2028	890,000	799,042
5.00%, 9/15/2029	595,000	523,600
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	540,000	523,475
7.38%, 6/30/2030 (a)	730,000	705,086
Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	37,000	36,878
		38,492,420
Metals & Mining — 0.4%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	200,000	196,556
6.13%, 5/15/2028 (a)	500,000	500,092
ATI, Inc.
5.88%, 12/1/2027	460,000	450,662
7.25%, 8/15/2030	250,000	256,968
BHP Billiton Finance USA Ltd. (Australia)
5.25%, 9/8/2030	270,000	272,137
4.90%, 2/28/2033	100,000	98,668
5.25%, 9/8/2033	940,000	944,182
Big River Steel LLC 6.63%, 1/31/2029 (a)	635,000	638,781
Carpenter Technology Corp. 6.38%, 7/15/2028	420,000	418,173
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	125,000	125,940
5.88%, 6/1/2027	635,000	628,260
4.63%, 3/1/2029 (a)	310,000	284,598
6.75%, 4/15/2030 (a)	280,000	277,951
Corp. Nacional del Cobre de Chile (Chile)
6.44%, 1/26/2036 (a)	237,000	241,370
6.30%, 9/8/2053 (a)	200,000	194,128
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
FMG Resources August 2006 Pty. Ltd. (Australia)
4.50%, 9/15/2027 (a)	100,000	95,721
5.88%, 4/15/2030 (a)	135,000	132,122
Freeport-McMoRan, Inc.
4.63%, 8/1/2030	300,000	285,895
5.40%, 11/14/2034	183,000	178,022
Glencore Funding LLC (Australia)
3.88%, 10/27/2027 (a)	40,000	38,044
6.13%, 10/6/2028 (a)	2,000,000	2,064,319
2.50%, 9/1/2030 (a)	37,000	31,319
2.85%, 4/27/2031 (a)	435,000	370,668
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	205,000	189,017
Newmont Corp. 5.75%, 11/15/2041 (a)	300,000	304,526
Novelis Corp. 4.75%, 1/30/2030 (a)	255,000	232,868
Nucor Corp. 2.98%, 12/15/2055	50,000	32,264
Rio Tinto Finance USA Ltd. (Australia) 5.20%, 11/2/2040	20,000	19,690
Rio Tinto Finance USA plc (Australia) 4.13%, 8/21/2042	370,000	317,701
Teck Resources Ltd. (Canada) 5.40%, 2/1/2043	20,000	18,509
United States Steel Corp. 6.88%, 3/1/2029	147,000	148,688
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	20,000	18,021
		10,005,860
Mortgage Real Estate Investment Trusts (REITs) — 0.0% ^
Great Ajax Operating Partnership LP Series QIB, 8.88%, 9/1/2027 (a)	1,000,000	944,383
Multi-Utilities — 0.3%
Ameren Corp.
1.95%, 3/15/2027	20,000	18,276
3.50%, 1/15/2031	1,541,000	1,387,465
Ameren Illinois Co. 4.95%, 6/1/2033	750,000	738,290
Berkshire Hathaway Energy Co. 5.15%, 11/15/2043	194,000	186,261
Consolidated Edison Co. of New York, Inc.
Series E, 4.65%, 12/1/2048	225,000	196,670
Series A, 4.13%, 5/15/2049	491,000	394,407
Consumers Energy Co. 4.63%, 5/15/2033	365,000	352,637
DTE Energy Co. 4.88%, 6/1/2028	500,000	492,885
NiSource, Inc. 5.25%, 3/30/2028	275,000	276,211
PG&E Energy Recovery Funding LLC Series A-3, 2.82%, 7/15/2046	70,000	50,073
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	51

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multi-Utilities — continued
Puget Sound Energy, Inc.
5.76%, 7/15/2040	140,000	139,490
5.45%, 6/1/2053	30,000	29,672
San Diego Gas & Electric Co.
4.95%, 8/15/2028	350,000	349,918
2.95%, 8/15/2051	170,000	113,154
5.35%, 4/1/2053	1,200,000	1,164,078
Southern Co. Gas Capital Corp.
5.75%, 9/15/2033	1,160,000	1,188,529
4.40%, 5/30/2047	100,000	81,140
Series 21A, 3.15%, 9/30/2051	710,000	459,893
WEC Energy Group, Inc. 5.60%, 9/12/2026	270,000	272,634
		7,891,683
Office REITs — 0.0% ^
Alexandria Real Estate Equities, Inc.
1.88%, 2/1/2033	53,000	39,661
5.15%, 4/15/2053	30,000	27,186
COPT Defense Properties LP 2.25%, 3/15/2026	94,000	87,907
		154,754
Oil, Gas & Consumable Fuels — 2.7%
Aker BP ASA (Norway) 3.10%, 7/15/2031 (a)	250,000	211,153
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	390,000	398,367
5.75%, 3/1/2027 (a)	430,000	420,728
5.75%, 1/15/2028 (a)	815,000	798,972
Antero Resources Corp.
7.63%, 2/1/2029 (a)	1,023,000	1,053,625
5.38%, 3/1/2030 (a)	125,000	119,125
Apache Corp. 4.38%, 10/15/2028	179,000	167,952
Baytex Energy Corp. (Canada)
8.75%, 4/1/2027 (a)	310,000	321,579
8.50%, 4/30/2030 (a)	734,000	763,220
Blue Racer Midstream LLC 6.63%, 7/15/2026 (a)	195,000	193,530
BP Capital Markets America, Inc.
2.72%, 1/12/2032	557,000	472,629
4.81%, 2/13/2033	4,610,000	4,497,451
4.89%, 9/11/2033	710,000	696,320
3.00%, 2/24/2050	174,000	116,090
2.94%, 6/4/2051	67,000	43,877
3.00%, 3/17/2052	1,085,000	719,970
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
BP Capital Markets plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (f) (g)	155,000	146,281
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.15%), 6.45%, 12/1/2033 (d) (f) (g)	950,000	952,131
Buckeye Partners LP
3.95%, 12/1/2026	795,000	751,831
4.13%, 12/1/2027	175,000	162,873
California Resources Corp. 7.13%, 2/1/2026 (a)	325,000	326,713
Cameron LNG LLC 3.70%, 1/15/2039 (a)	20,000	16,407
Cheniere Energy Partners LP
4.50%, 10/1/2029	1,369,000	1,282,294
4.00%, 3/1/2031	135,000	120,400
3.25%, 1/31/2032	240,000	200,590
Chesapeake Energy Corp.
5.88%, 2/1/2029 (a)	650,000	642,980
6.75%, 4/15/2029 (a)	115,000	115,430
Chord Energy Corp. 6.38%, 6/1/2026 (a)	730,000	730,912
Civitas Resources, Inc.
8.38%, 7/1/2028 (a)	290,000	303,463
8.63%, 11/1/2030 (a)	765,000	818,612
8.75%, 7/1/2031 (a)	1,272,000	1,352,735
CNX Resources Corp. 7.25%, 3/14/2027 (a)	587,000	597,478
Columbia Pipelines Operating Co. LLC
6.04%, 11/15/2033 (a)	360,000	369,649
6.50%, 8/15/2043 (a)	210,000	222,224
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	1,165,000	1,074,641
5.88%, 1/15/2030 (a)	35,000	30,604
ConocoPhillips Co.
5.05%, 9/15/2033	411,000	409,727
3.80%, 3/15/2052	610,000	467,607
5.55%, 3/15/2054	2,340,000	2,367,404
4.03%, 3/15/2062	233,000	181,265
Coterra Energy, Inc. 3.90%, 5/15/2027	30,000	28,851
Crescent Energy Finance LLC
7.25%, 5/1/2026 (a)	593,000	590,836
9.25%, 2/15/2028 (a)	635,000	664,523
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	830,000	758,409
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
4.38%, 6/15/2031 (a)	180,000	162,052
4.30%, 4/15/2032 (a)	80,000	71,131
Ecopetrol SA (Colombia) 8.38%, 1/19/2036	257,000	257,514
Empresa Nacional del Petroleo (Chile) 3.75%, 8/5/2026 (h)	200,000	190,125
Enbridge, Inc. (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.43%), 8.50%, 1/15/2084 (d)	1,025,000	1,092,977
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	415,000	414,334
Energy Transfer LP
5.75%, 4/1/2025	100,000	99,835
5.63%, 5/1/2027 (a)	295,000	292,351
8.00%, 4/1/2029 (a)	215,000	223,011
4.15%, 9/15/2029	1,150,000	1,085,681
5.75%, 2/15/2033	450,000	453,103
6.55%, 12/1/2033	510,000	540,957
5.95%, 5/15/2054	1,000,000	975,971
Eni USA, Inc. (Italy) 7.30%, 11/15/2027	140,000	148,791
EnLink Midstream LLC 5.38%, 6/1/2029	312,000	302,377
EnLink Midstream Partners LP
4.85%, 7/15/2026	645,000	628,884
5.60%, 4/1/2044	404,000	366,145
Enterprise Products Operating LLC Series H, 6.65%, 10/15/2034	530,000	585,238
EQM Midstream Partners LP
4.13%, 12/1/2026	420,000	402,616
7.50%, 6/1/2027 (a)	1,245,000	1,273,762
6.50%, 7/1/2027 (a)	405,000	409,050
5.50%, 7/15/2028	365,000	357,978
4.50%, 1/15/2029 (a)	215,000	201,545
4.75%, 1/15/2031 (a)	335,000	311,521
Exxon Mobil Corp.
4.23%, 3/19/2040	750,000	672,483
3.10%, 8/16/2049	220,000	153,939
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (a)	15,000	12,196
4.32%, 12/30/2039 (a)	20,000	14,458
Genesis Energy LP
8.00%, 1/15/2027	385,000	387,663
7.75%, 2/1/2028	630,000	630,005
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	477,000	453,796
Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	370,000	348,725
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Greensaif Pipelines Bidco SARL (Saudi Arabia) 6.51%, 2/23/2042 (a)	400,000	409,628
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	950,000	966,779
Hess Corp. 4.30%, 4/1/2027	1,350,000	1,317,041
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	105,000	103,514
5.50%, 10/15/2030 (a)	275,000	264,276
Hilcorp Energy I LP 5.75%, 2/1/2029 (a)	1,384,000	1,338,437
KazMunayGas National Co. JSC (Kazakhstan) 5.38%, 4/24/2030 (h)	400,000	388,352
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	760,000	740,555
MEG Energy Corp. (Canada) 5.88%, 2/1/2029 (a)	430,000	419,233
MPLX LP
2.65%, 8/15/2030	470,000	400,168
4.95%, 3/14/2052	55,000	47,203
NGL Energy Operating LLC
8.13%, 2/15/2029 (a)	273,000	275,574
8.38%, 2/15/2032 (a)	428,000	434,755
NGPL PipeCo LLC 3.25%, 7/15/2031 (a)	10,000	8,533
NuStar Logistics LP
5.75%, 10/1/2025	250,000	247,733
5.63%, 4/28/2027	395,000	390,935
Permian Resources Operating LLC
5.38%, 1/15/2026 (a)	315,000	309,864
7.75%, 2/15/2026 (a)	295,000	298,526
5.88%, 7/1/2029 (a)	910,000	889,214
7.00%, 1/15/2032 (a)	370,000	379,908
Petroleos Mexicanos (Mexico)
6.88%, 8/4/2026	300,000	289,020
5.35%, 2/12/2028	300,000	260,493
10.00%, 2/7/2033	1,100,000	1,065,790
7.69%, 1/23/2050	800,000	551,080
Phillips 66 4.65%, 11/15/2034	330,000	310,112
Pioneer Natural Resources Co.
1.13%, 1/15/2026	50,000	46,407
1.90%, 8/15/2030	2,330,000	1,940,859
Raizen Fuels Finance SA (Brazil) 6.45%, 3/5/2034 (a)	245,000	245,992
Range Resources Corp.
4.88%, 5/15/2025	45,000	44,378
8.25%, 1/15/2029	1,275,000	1,330,166
Rockies Express Pipeline LLC
3.60%, 5/15/2025 (a)	385,000	373,285
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	53

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
4.95%, 7/15/2029 (a)	465,000	434,837
4.80%, 5/15/2030 (a)	440,000	407,550
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	90,000	89,876
5.88%, 6/30/2026	420,000	423,404
5.00%, 3/15/2027	1,225,000	1,215,879
4.50%, 5/15/2030	1,249,000	1,195,185
SM Energy Co.
6.75%, 9/15/2026	250,000	248,603
6.63%, 1/15/2027	605,000	602,556
Southwestern Energy Co.
5.70%, 1/23/2025 (j)	2,000	1,989
8.38%, 9/15/2028	305,000	317,201
5.38%, 2/1/2029	1,215,000	1,174,185
5.38%, 3/15/2030	370,000	353,639
Summit Midstream Holdings LLC 9.00%, 10/15/2026 (a) (j)	185,000	183,025
Suncor Energy, Inc. (Canada) 6.80%, 5/15/2038	83,000	88,636
Sunoco LP
6.00%, 4/15/2027	185,000	184,318
5.88%, 3/15/2028	430,000	425,381
4.50%, 5/15/2029	180,000	166,275
4.50%, 4/30/2030	815,000	741,553
Tallgrass Energy Partners LP
6.00%, 3/1/2027 (a)	395,000	389,865
5.50%, 1/15/2028 (a)	55,000	52,250
7.38%, 2/15/2029 (a)	330,000	329,261
6.00%, 12/31/2030 (a)	865,000	804,386
6.00%, 9/1/2031 (a)	40,000	36,641
TotalEnergies Capital International SA (France)
2.99%, 6/29/2041	270,000	200,333
3.46%, 7/12/2049	424,000	317,327
TransCanada PipeLines Ltd. (Canada) 5.10%, 3/15/2049	48,000	44,135
Valero Energy Corp. 2.15%, 9/15/2027	25,000	22,654
Venture Global Calcasieu Pass LLC 3.88%, 8/15/2029 (a)	570,000	511,580
Venture Global LNG, Inc.
8.13%, 6/1/2028 (a)	2,595,000	2,636,278
9.50%, 2/1/2029 (a)	785,000	836,978
8.38%, 6/1/2031 (a)	415,000	419,756
Vital Energy, Inc. 10.13%, 1/15/2028	715,000	748,337
		71,893,355
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Passenger Airlines — 0.2%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	1,233,750	1,222,440
7.25%, 2/15/2028 (a)	225,000	226,873
5.75%, 4/20/2029 (a)	1,375,000	1,344,680
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	25,643	25,263
Delta Air Lines, Inc.
7.38%, 1/15/2026	105,000	108,281
4.38%, 4/19/2028	140,000	134,225
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	602,000	602,147
United Airlines Holdings, Inc. 4.88%, 1/15/2025	16,000	15,840
United Airlines Pass-Through Trust Series 2016-2, Class A Shares, 3.10%, 10/7/2028	6,878	6,107
United Airlines, Inc. 4.63%, 4/15/2029 (a)	695,000	641,071
VistaJet Malta Finance plc (Switzerland) 9.50%, 6/1/2028 (a)	480,000	404,400
		4,731,327
Personal Care Products — 0.1%
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	545,000	532,062
4.13%, 4/1/2029 (a)	70,000	63,783
Estee Lauder Cos., Inc. (The) 2.60%, 4/15/2030	258,000	225,629
Kenvue, Inc. 5.10%, 3/22/2043	300,000	293,183
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	265,000	256,138
		1,370,795
Pharmaceuticals — 0.8%
Astrazeneca Finance LLC (United Kingdom)
4.88%, 3/3/2033	500,000	498,832
5.00%, 2/26/2034	380,000	381,276
AstraZeneca plc (United Kingdom) 1.38%, 8/6/2030	370,000	299,836
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	263,000	247,248
8.50%, 1/31/2027 (a)	88,000	50,074
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	1,357,000	1,262,838
5.75%, 8/15/2027 (a)	30,000	18,077
4.88%, 6/1/2028 (a)	280,000	159,524
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
Bristol-Myers Squibb Co.
5.75%, 2/1/2031	500,000	521,270
5.20%, 2/22/2034	1,760,000	1,774,298
4.13%, 6/15/2039	629,000	547,982
2.35%, 11/13/2040	480,000	321,948
3.70%, 3/15/2052	975,000	740,008
5.55%, 2/22/2054	1,870,000	1,892,169
3.90%, 3/15/2062	180,000	134,364
6.40%, 11/15/2063	520,000	580,604
5.65%, 2/22/2064	200,000	201,830
Catalent Pharma Solutions, Inc. 3.13%, 2/15/2029 (a)	500,000	482,865
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (j)	440,000	443,280
Eli Lilly & Co. 4.95%, 2/27/2063	740,000	713,856
Jazz Securities DAC 4.38%, 1/15/2029 (a)	400,000	368,514
Merck & Co., Inc.
5.00%, 5/17/2053	235,000	227,759
5.15%, 5/17/2063	425,000	414,716
Organon & Co.
4.13%, 4/30/2028 (a)	700,000	640,402
5.13%, 4/30/2031 (a)	750,000	642,840
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 5/19/2033	540,000	525,859
5.30%, 5/19/2053	675,000	660,283
5.34%, 5/19/2063	2,600,000	2,504,459
Pfizer, Inc. 4.40%, 5/15/2044	500,000	450,049
Roche Holdings, Inc. 5.49%, 11/13/2030 (a)	1,620,000	1,668,719
Royalty Pharma plc 1.20%, 9/2/2025	166,000	155,417
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	145,000	138,119
Takeda Pharmaceutical Co. Ltd. (Japan)
5.00%, 11/26/2028	1,000,000	998,352
3.03%, 7/9/2040	400,000	297,956
Zoetis, Inc.
2.00%, 5/15/2030	435,000	365,060
5.60%, 11/16/2032	64,000	66,120
		21,396,803
Real Estate Management & Development — 0.0% ^
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	75,000	60,750
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Real Estate Management & Development — continued
Ontario Teachers' Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (a)	200,000	188,448
Realogy Group LLC 5.75%, 1/15/2029 (a)	105,000	78,104
		327,302
Residential REITs — 0.1%
AvalonBay Communities, Inc. 3.35%, 5/15/2027	32,000	30,344
Camden Property Trust
5.85%, 11/3/2026	400,000	408,494
3.15%, 7/1/2029	130,000	118,264
ERP Operating LP 3.25%, 8/1/2027	191,000	179,411
Essex Portfolio LP 2.65%, 3/15/2032	535,000	435,380
Mid-America Apartments LP 4.20%, 6/15/2028	100,000	96,767
UDR, Inc. 2.10%, 8/1/2032	45,000	34,792
		1,303,452
Retail REITs — 0.0% ^
NNN REIT, Inc.
3.60%, 12/15/2026	39,000	37,121
5.60%, 10/15/2033	100,000	99,725
Realty Income Corp.
4.13%, 10/15/2026	44,000	42,835
3.25%, 1/15/2031	279,000	247,142
Regency Centers LP 3.70%, 6/15/2030	335,000	305,391
Scentre Group Trust 1 (Australia)
3.50%, 2/12/2025 (a)	150,000	147,023
3.25%, 10/28/2025 (a)	160,000	154,303
		1,033,540
Semiconductors & Semiconductor Equipment — 0.5%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	885,000	889,701
ams-OSRAM AG (Austria) 12.25%, 3/30/2029 (a)	750,000	760,781
Broadcom, Inc. 3.14%, 11/15/2035 (a)	1,465,000	1,162,897
Entegris, Inc.
4.38%, 4/15/2028 (a)	460,000	429,835
3.63%, 5/1/2029 (a)	180,000	159,300
5.95%, 6/15/2030 (a)	690,000	676,582
Intel Corp.
5.20%, 2/10/2033	400,000	400,444
5.63%, 2/10/2043	193,000	196,028
5.70%, 2/10/2053	921,000	933,607
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	55

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — continued
KLA Corp.
4.65%, 7/15/2032	440,000	428,980
5.00%, 3/15/2049	100,000	95,407
3.30%, 3/1/2050	280,000	202,291
Marvell Technology, Inc.
5.75%, 2/15/2029	550,000	560,344
2.95%, 4/15/2031	85,000	72,854
NVIDIA Corp. 3.50%, 4/1/2040	100,000	83,529
NXP BV (China)
3.25%, 5/11/2041	270,000	198,291
3.13%, 2/15/2042	330,000	233,544
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	555,000	507,564
QUALCOMM, Inc.
4.25%, 5/20/2032	55,000	52,551
4.50%, 5/20/2052	415,000	367,457
Synaptics, Inc. 4.00%, 6/15/2029 (a)	485,000	434,368
Texas Instruments, Inc. 5.05%, 5/18/2063	1,931,000	1,846,275
TSMC Arizona Corp. (Taiwan) 2.50%, 10/25/2031	960,000	812,122
TSMC Global Ltd. (Taiwan) 1.00%, 9/28/2027 (a)	380,000	331,428
		11,836,180
Software — 0.4%
Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	220,000	207,253
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	260,000	237,337
Elastic NV 4.13%, 7/15/2029 (a)	480,000	431,151
Intuit, Inc.
5.20%, 9/15/2033	541,000	546,601
5.50%, 9/15/2053	580,000	596,514
Microsoft Corp.
1.35%, 9/15/2030 (a)	230,000	188,322
2.50%, 9/15/2050 (a)	300,000	190,654
NCR Voyix Corp.
5.00%, 10/1/2028 (a)	930,000	864,323
5.13%, 4/15/2029 (a)	270,000	250,337
Oracle Corp.
2.65%, 7/15/2026	583,000	549,112
2.30%, 3/25/2028	15,000	13,442
4.90%, 2/6/2033	1,245,000	1,203,846
3.80%, 11/15/2037	1,150,000	947,036
3.65%, 3/25/2041	115,000	88,427
3.95%, 3/25/2051	375,000	279,732
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Software — continued
5.55%, 2/6/2053	835,000	797,709
4.38%, 5/15/2055	305,000	239,435
RingCentral, Inc. 8.50%, 8/15/2030 (a)	455,000	470,420
Roper Technologies, Inc. 1.75%, 2/15/2031	355,000	283,906
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	980,000	954,324
VMware LLC 4.65%, 5/15/2027	285,000	278,969
Workday, Inc. 3.70%, 4/1/2029	172,000	160,832
		9,779,682
Specialized REITs — 0.2%
American Tower Corp.
1.45%, 9/15/2026	85,000	77,260
5.90%, 11/15/2033	100,000	102,558
2.95%, 1/15/2051	25,000	15,867
Crown Castle, Inc.
2.90%, 3/15/2027	270,000	251,371
5.10%, 5/1/2033	2,000,000	1,933,105
Equinix, Inc. 3.90%, 4/15/2032	80,000	72,582
Extra Space Storage LP 2.20%, 10/15/2030	88,000	71,943
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	455,000	436,387
5.00%, 7/15/2028 (a)	610,000	577,510
Public Storage Operating Co.
2.25%, 11/9/2031	90,000	74,201
5.10%, 8/1/2033	304,000	303,709
SBA Communications Corp. 3.13%, 2/1/2029	930,000	823,045
		4,739,538
Specialty Retail — 0.5%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	297,000	276,953
4.63%, 11/15/2029 (a)	625,000	569,340
AutoZone, Inc. 1.65%, 1/15/2031	150,000	119,350
Bath & Body Works, Inc.
5.25%, 2/1/2028	175,000	169,908
7.50%, 6/15/2029	923,000	950,330
6.88%, 11/1/2035	950,000	950,477
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	430,000	363,214
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	590,000	538,553
Home Depot, Inc. (The)
1.88%, 9/15/2031	770,000	623,731
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Specialty Retail — continued
4.50%, 9/15/2032	540,000	528,247
4.25%, 4/1/2046	301,000	257,081
3.63%, 4/15/2052	805,000	608,088
Lithia Motors, Inc. 3.88%, 6/1/2029 (a)	480,000	428,400
Lowe's Cos., Inc.
1.70%, 10/15/2030	170,000	138,031
4.25%, 4/1/2052	665,000	534,278
5.63%, 4/15/2053	1,585,000	1,573,054
O'Reilly Automotive, Inc.
1.75%, 3/15/2031	73,000	58,510
4.70%, 6/15/2032	90,000	87,078
Penske Automotive Group, Inc. 3.75%, 6/15/2029	769,000	681,132
PetSmart, Inc. 4.75%, 2/15/2028 (a)	1,350,000	1,265,362
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	615,000	542,700
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	700,000	652,876
Staples, Inc.
7.50%, 4/15/2026 (a)	725,000	697,026
10.75%, 4/15/2027 (a)	23,000	21,045
TJX Cos., Inc. (The) 3.88%, 4/15/2030	160,000	151,749
		12,786,513
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.
4.38%, 5/13/2045	429,000	391,638
2.65%, 2/8/2051	1,140,000	735,260
4.85%, 5/10/2053	490,000	478,984
2.85%, 8/5/2061	750,000	477,493
Seagate HDD Cayman
4.09%, 6/1/2029	150,000	136,879
3.13%, 7/15/2029	335,000	277,102
8.25%, 12/15/2029 (a)	924,000	990,072
4.13%, 1/15/2031	114,000	100,132
8.50%, 7/15/2031 (a)	230,000	248,680
9.63%, 12/1/2032	140,000	158,214
		3,994,454
Textiles, Apparel & Luxury Goods — 0.0% ^
Hanesbrands, Inc. 4.88%, 5/15/2026 (a)	130,000	125,453
William Carter Co. (The) 5.63%, 3/15/2027 (a)	205,000	201,121
		326,574
Tobacco — 0.5%
Altria Group, Inc. 2.45%, 2/4/2032	480,000	384,427
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Tobacco — continued
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	1,045,000	924,743
4.74%, 3/16/2032	1,000,000	940,723
6.42%, 8/2/2033	1,890,000	1,944,246
4.39%, 8/15/2037	600,000	492,061
4.54%, 8/15/2047	665,000	498,766
Philip Morris International, Inc.
3.13%, 3/2/2028	459,000	427,114
5.75%, 11/17/2032	820,000	836,448
5.38%, 2/15/2033	1,545,000	1,537,601
5.63%, 9/7/2033	3,140,000	3,173,531
5.25%, 2/13/2034	2,970,000	2,901,688
4.38%, 11/15/2041	345,000	293,260
		14,354,608
Trading Companies & Distributors — 0.3%
Air Lease Corp.
3.38%, 7/1/2025	92,000	89,364
1.88%, 8/15/2026	34,000	31,221
Aviation Capital Group LLC 4.13%, 8/1/2025 (a)	110,000	106,868
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	817,000	799,595
Imola Merger Corp. 4.75%, 5/15/2029 (a)	740,000	685,684
United Rentals North America, Inc.
4.88%, 1/15/2028	1,245,000	1,201,793
5.25%, 1/15/2030	1,195,000	1,157,052
3.88%, 2/15/2031	185,000	163,494
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	85,000	85,508
7.25%, 6/15/2028 (a)	1,460,000	1,492,027
6.38%, 3/15/2029 (a) (k)	510,000	510,047
6.63%, 3/15/2032 (a) (k)	300,000	300,098
		6,622,751
Transportation Infrastructure — 0.0% ^
Transurban Finance Co. Pty. Ltd. (Australia) 2.45%, 3/16/2031 (a)	212,000	175,851
Water Utilities — 0.0% ^
American Water Capital Corp.
5.15%, 3/1/2034	500,000	495,851
5.45%, 3/1/2054	420,000	413,146
		908,997
Wireless Telecommunication Services — 0.4%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	200,000	130,653
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	57

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Wireless Telecommunication Services — continued
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	185,000	158,058
6.63%, 8/1/2026	215,000	141,689
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052	40,000	33,010
Sprint LLC 7.63%, 3/1/2026	71,000	73,360
T-Mobile USA, Inc.
4.80%, 7/15/2028	2,140,000	2,112,440
2.63%, 2/15/2029	1,493,000	1,323,812
3.38%, 4/15/2029	3,835,000	3,516,014
5.20%, 1/15/2033	750,000	745,540
5.05%, 7/15/2033	355,000	347,210
5.15%, 4/15/2034	995,000	979,755
5.65%, 1/15/2053	500,000	497,273
		10,058,814
Total Corporate Bonds (Cost $782,682,405)		783,705,041
Mortgage-Backed Securities — 25.8%
FHLMC Gold Pools, 30 Year Pool # G60855, 4.50%, 12/1/2045	62,790	61,020
FHLMC Gold Pools, Other
Pool # WN1158, 1.80%, 11/1/2028	4,000,000	3,484,618
Pool # WN2203, 3.75%, 8/1/2032	1,200,000	1,108,983
Pool # WN3233, 3.19%, 7/1/2033	4,000,000	3,553,315
Pool # N31271, 4.50%, 1/1/2036	12,735	12,183
Pool # RE0003, 4.00%, 7/1/2049	2,186,761	2,052,485
Pool # RE6055, 2.50%, 8/1/2050	13,716,572	11,053,877
FHLMC UMBS, 20 Year Pool # SC0310, 2.00%, 8/1/2042	904,211	755,386
FHLMC UMBS, 30 Year
Pool # QA5045, 4.00%, 11/1/2049	43,020	39,969
Pool # RA1983, 3.00%, 2/1/2050	4,096,870	3,548,765
Pool # QB1397, 2.50%, 7/1/2050	2,125,953	1,750,286
Pool # SD8089, 2.50%, 7/1/2050	4,256,952	3,531,953
Pool # RA5422, 3.00%, 6/1/2051	8,437,604	7,252,094
Pool # QC7968, 2.50%, 10/1/2051	4,036,904	3,351,990
Pool # RA6228, 2.50%, 11/1/2051	5,042,379	4,173,270
Pool # RA6222, 3.00%, 11/1/2051	3,372,075	2,891,117
Pool # SD3770, 2.50%, 3/1/2052 (k)	2,291,427	1,888,972
Pool # SD2301, 3.50%, 3/1/2052	1,344,257	1,201,291
Pool # SD7554, 2.50%, 4/1/2052	6,985,608	5,835,240
Pool # SD1464, 3.00%, 5/1/2052	1,009,763	866,441
Pool # SD3781, 4.00%, 7/1/2052	5,514,916	5,078,219
Pool # SD1303, 4.50%, 7/1/2052	1,517,611	1,438,376
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # SD4181, 3.50%, 8/1/2052	5,835,979	5,197,378
Pool # QE8091, 4.00%, 8/1/2052	1,675,143	1,543,165
Pool # SD1725, 4.00%, 10/1/2052	1,890,015	1,741,177
Pool # QF3433, 5.00%, 11/1/2052	1,939,056	1,894,032
Pool # RA8766, 5.00%, 3/1/2053	1,900,060	1,843,542
Pool # SD3567, 4.50%, 5/1/2053	3,909,665	3,703,723
Pool # RA9669, 5.00%, 8/1/2053	3,708,891	3,597,798
FNMA UMBS, 15 Year Pool # FM8445, 3.00%, 4/1/2033	3,772,602	3,647,206
FNMA UMBS, 20 Year Pool # MA3004, 4.00%, 5/1/2037	305,726	293,351
FNMA UMBS, 30 Year
Pool # AL2374, 4.00%, 12/1/2041	89,589	85,032
Pool # AL4244, 4.00%, 7/1/2042	102,373	97,419
Pool # BM1164, 3.50%, 12/1/2045	73,091	66,134
Pool # MA3073, 4.50%, 7/1/2047	17,052	16,494
Pool # BK4769, 5.00%, 8/1/2048	302,329	298,749
Pool # BN5013, 5.00%, 1/1/2049	109,821	109,296
Pool # BO1073, 4.50%, 6/1/2049	13,062	12,463
Pool # BO3039, 3.00%, 7/1/2049	157,703	136,999
Pool # BN6475, 4.00%, 7/1/2049	7,643	7,104
Pool # BO2562, 4.00%, 7/1/2049	68,973	64,245
Pool # BO4519, 4.00%, 8/1/2049	3,438	3,193
Pool # BO2203, 3.50%, 9/1/2049	224,399	202,781
Pool # FS1186, 3.50%, 1/1/2050	1,665,532	1,487,112
Pool # FM3365, 3.00%, 3/1/2050	2,850,975	2,468,840
Pool # CA5702, 2.50%, 5/1/2050	1,275,517	1,064,238
Pool # CA6587, 2.00%, 8/1/2050 (k)	2,037,594	1,622,523
Pool # CA6989, 2.50%, 9/1/2050	4,593,453	3,848,467
Pool # BQ4516, 2.00%, 2/1/2051	8,016,808	6,345,253
Pool # CB0397, 3.00%, 5/1/2051	1,032,415	892,203
Pool # FS5384, 2.50%, 6/1/2051	5,736,242	4,778,831
Pool # FM7957, 2.50%, 7/1/2051 (k)	15,049,619	12,540,005
Pool # CB1406, 3.00%, 8/1/2051	14,169,874	12,223,441
Pool # CB1411, 3.00%, 8/1/2051	3,830,404	3,304,284
Pool # BU0070, 2.50%, 10/1/2051	898,418	740,752
Pool # FM9198, 2.50%, 11/1/2051 (k)	6,190,919	5,150,005
Pool # FS5389, 2.50%, 11/1/2051	2,756,378	2,281,654
Pool # FS0009, 3.50%, 11/1/2051	3,052,317	2,728,798
Pool # FM9961, 3.00%, 12/1/2051	453,488	388,376
Pool # MA4494, 3.00%, 12/1/2051	4,031,102	3,467,390
Pool # FS4108, 4.00%, 12/1/2051	3,805,269	3,508,425
Pool # CB2637, 2.50%, 1/1/2052	456,331	376,903
Pool # BV0273, 3.00%, 1/1/2052	285,552	244,561
Pool # CB2670, 3.00%, 1/1/2052	424,468	363,515
Pool # MA4548, 2.50%, 2/1/2052	6,346,899	5,222,438
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # BV3930, 3.00%, 2/1/2052	541,930	464,573
Pool # BV0295, 3.50%, 2/1/2052	566,666	514,326
Pool # FS0957, 3.00%, 3/1/2052	264,655	226,765
Pool # FS1954, 3.00%, 3/1/2052	1,720,770	1,504,526
Pool # FS4393, 3.00%, 3/1/2052	3,231,240	2,769,130
Pool # CB3132, 3.50%, 3/1/2052	2,840,614	2,527,969
Pool # FS1538, 3.00%, 4/1/2052	8,761,213	7,505,501
Pool # CB3378, 4.00%, 4/1/2052	3,192,807	2,939,348
Pool # CB3384, 4.00%, 4/1/2052	8,282,117	7,625,061
Pool # BW6017, 3.50%, 5/1/2052	583,086	523,938
Pool # CB3608, 3.50%, 5/1/2052	4,850,894	4,319,537
Pool # FS2588, 4.50%, 8/1/2052	1,565,480	1,483,742
Pool # FS3536, 4.50%, 8/1/2052	1,848,155	1,750,728
Pool # CB4830, 4.50%, 9/1/2052	1,397,124	1,324,535
Pool # FS3829, 4.50%, 9/1/2052	1,339,440	1,269,504
Pool # CB4628, 5.00%, 9/1/2052	2,262,148	2,195,130
Pool # FS2982, 5.00%, 9/1/2052	2,868,360	2,785,633
Pool # CB4837, 5.00%, 10/1/2052	1,470,344	1,437,570
Pool # BX0627, 5.00%, 11/1/2052	1,951,484	1,904,871
Pool # CB5413, 4.00%, 12/1/2052	1,953,529	1,802,747
Pool # CB5428, 4.50%, 12/1/2052	1,960,055	1,864,391
Pool # BX3808, 5.00%, 3/1/2053	966,058	944,297
Pool # BX3811, 5.00%, 3/1/2053	1,580,621	1,534,645
Pool # CB5896, 5.00%, 3/1/2053	1,845,925	1,791,636
Pool # BX3824, 5.50%, 3/1/2053	360,231	357,097
Pool # CB5907, 5.50%, 3/1/2053	1,089,539	1,084,650
Pool # BY4714, 5.00%, 6/1/2053	3,155,801	3,061,246
Pool # BY4776, 5.00%, 7/1/2053	2,970,779	2,881,766
Pool # BY4736, 5.50%, 7/1/2053	2,797,573	2,773,228
Pool # BY7218, 5.00%, 9/1/2053	1,551,919	1,505,355
FNMA, Other
Pool # AM8846, 2.68%, 5/1/2025	136,989	132,810
Pool # AM0414, 2.87%, 9/1/2027	392,220	368,073
Pool # AN7560, 2.90%, 12/1/2027	179,562	167,277
Pool # BS8981, 5.04%, 2/1/2029	3,822,000	3,860,034
Pool # BL2367, 3.48%, 5/1/2029	527,096	496,461
Pool # BS6079, 3.52%, 7/1/2029	2,500,000	2,357,238
Pool # AN6730, 3.01%, 9/1/2029	1,994,186	1,833,983
Pool # BS6621, 3.50%, 9/1/2029	4,000,000	3,749,930
Pool # BS7011, 4.81%, 9/1/2029	2,969,519	2,958,690
Pool # BS8075, 5.00%, 9/1/2029	1,500,000	1,509,487
Pool # BS1577, 1.82%, 2/1/2030	844,852	720,637
Pool # BS6827, 4.19%, 5/1/2030	905,100	877,736
Pool # BS4878, 2.44%, 6/1/2030	585,615	514,208
Pool # BS8846, 4.09%, 7/1/2030	2,500,000	2,405,485
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # BS9022, 4.46%, 7/1/2030	2,640,000	2,590,802
Pool # 387898, 3.71%, 8/1/2030	733,007	687,866
Pool # BS6088, 4.04%, 8/1/2030	4,615,000	4,413,005
Pool # BS5171, 2.51%, 10/1/2030	1,925,000	1,683,324
Pool # BS5985, 3.99%, 11/1/2030	424,103	405,224
Pool # BS8033, 4.43%, 11/1/2030	3,090,000	3,030,510
Pool # BS8306, 4.52%, 12/1/2030	2,977,939	2,935,622
Pool # BS9296, 4.80%, 12/1/2030	2,505,000	2,508,630
Pool # BL9645, 1.50%, 1/1/2031	100,000	80,564
Pool # BL9627, 1.56%, 1/1/2031	500,000	404,584
Pool # BS1731, 1.82%, 1/1/2031	957,062	799,544
Pool # BS1304, 1.54%, 3/1/2031	1,500,000	1,206,053
Pool # BS2422, 1.67%, 7/1/2031	1,200,000	966,907
Pool # BS2898, 1.56%, 9/1/2031	1,000,000	795,272
Pool # BS4116, 2.28%, 10/1/2031	764,859	643,647
Pool # BS3612, 1.93%, 11/1/2031	1,500,000	1,220,060
Pool # BM6857, 1.83%, 12/1/2031 (i)	23,461,696	19,048,128
Pool # BS4505, 1.93%, 1/1/2032	8,000,000	6,550,123
Pool # BS4563, 2.01%, 1/1/2032	1,100,000	902,463
Pool # BS3464, 2.03%, 1/1/2032	1,112,000	913,799
Pool # BS4709, 2.22%, 2/1/2032	2,000,000	1,648,791
Pool # BM7037, 1.75%, 3/1/2032 (i)	1,099,005	881,823
Pool # BS4654, 2.39%, 3/1/2032	1,446,190	1,225,456
Pool # BL6367, 1.82%, 4/1/2032	324,902	264,524
Pool # BS5130, 2.55%, 4/1/2032	483,639	415,690
Pool # BS5463, 3.34%, 5/1/2032	1,742,527	1,580,247
Pool # BS5597, 3.59%, 5/1/2032	1,175,000	1,073,799
Pool # BS5195, 2.80%, 6/1/2032	2,042,650	1,765,079
Pool # BS5875, 3.66%, 6/1/2032	2,108,313	1,938,311
Pool # BS6301, 3.67%, 8/1/2032	945,000	871,865
Pool # BS6385, 3.89%, 8/1/2032	2,443,357	2,297,757
Pool # BS6448, 3.93%, 8/1/2032	1,550,000	1,456,898
Pool # BS6502, 3.41%, 9/1/2032	2,956,760	2,689,128
Pool # BS6335, 3.75%, 9/1/2032	1,030,000	959,098
Pool # BS6339, 3.80%, 9/1/2032	1,056,986	982,426
Pool # BS6347, 4.03%, 9/1/2032	350,000	326,585
Pool # BS6417, 3.83%, 10/1/2032	2,606,490	2,430,170
Pool # BS6951, 3.90%, 10/1/2032	13,290,000	12,417,193
Pool # BS6759, 3.97%, 10/1/2032	889,713	840,690
Pool # BL8708, 1.40%, 11/1/2032	200,000	152,683
Pool # BS6995, 4.18%, 11/1/2032	1,015,000	970,263
Pool # BS6849, 4.23%, 11/1/2032	786,192	755,993
Pool # BS6815, 4.71%, 11/1/2032	1,283,000	1,274,369
Pool # BS6994, 4.85%, 11/1/2032	661,000	663,412
Pool # BS7203, 4.98%, 11/1/2032	1,249,000	1,261,623
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	59

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # BS7095, 4.80%, 12/1/2032	1,023,597	1,023,605
Pool # BS7663, 4.71%, 1/1/2033	1,998,342	1,985,399
Pool # AN8257, 3.26%, 2/1/2033	949,650	853,202
Pool # BS7671, 4.76%, 2/1/2033	2,177,000	2,169,785
Pool # BS8334, 4.71%, 3/1/2033	2,368,369	2,344,760
Pool # BS1636, 2.25%, 4/1/2033	1,138,043	932,228
Pool # BS7740, 4.11%, 4/1/2033	2,000,000	1,892,843
Pool # BS8277, 4.39%, 4/1/2033	3,014,000	2,921,177
Pool # BS8157, 4.51%, 4/1/2033	2,750,000	2,689,815
Pool # BS8256, 4.53%, 4/1/2033	2,000,000	1,952,746
Pool # BS8055, 4.71%, 4/1/2033	1,500,000	1,489,305
Pool # BS8250, 4.51%, 5/1/2033	1,749,435	1,709,081
Pool # BS8152, 4.55%, 5/1/2033	2,000,000	1,962,025
Pool # BS8703, 4.48%, 6/1/2033	3,000,000	2,927,786
Pool # AN6000, 3.21%, 7/1/2033	953,067	844,926
Pool # AN9725, 3.76%, 7/1/2033	100,125	93,156
Pool # BS8883, 4.58%, 7/1/2033	2,558,000	2,515,004
Pool # BS9146, 4.35%, 8/1/2033	2,000,000	1,931,191
Pool # BS6038, 3.98%, 9/1/2033	2,085,000	1,932,851
Pool # BS8897, 4.55%, 9/1/2033	3,115,000	3,055,706
Pool # BS9616, 4.79%, 9/1/2033	1,203,000	1,195,913
Pool # BS9470, 4.45%, 10/1/2033	3,000,000	2,919,114
Pool # BS9182, 4.52%, 10/1/2033	1,216,000	1,189,811
Pool # BS9310, 4.64%, 10/1/2033	1,718,898	1,692,711
Pool # BS4197, 2.14%, 12/1/2033	498,491	404,212
Pool # BZ0419, 4.25%, 1/1/2034	5,000,000	4,782,990
Pool # BZ0410, 4.52%, 1/1/2034	10,440,000	10,215,514
Pool # BZ0430, 4.32%, 2/1/2034	3,625,000	3,486,334
Pool # BZ0420, 4.60%, 2/1/2034	20,000,000	19,674,897
Pool # BL3625, 2.89%, 9/1/2034	2,107,000	1,781,351
Pool # BL3756, 2.92%, 9/1/2034	5,000,000	4,283,747
Pool # BS6427, 3.75%, 9/1/2034	1,010,000	919,571
Pool # BL3772, 2.92%, 10/1/2034	674,424	580,702
Pool # BS5018, 2.88%, 10/1/2035	750,000	603,665
Pool # AN7345, 3.21%, 11/1/2037	616,551	529,877
Pool # MA1072, 3.50%, 5/1/2042	9,328	8,580
Pool # BF0533, 2.50%, 11/1/2050	1,163,999	967,178
Pool # BF0230, 5.50%, 1/1/2058	376,331	384,156
Pool # BF0300, 4.00%, 8/1/2058	5,542,722	5,155,979
Pool # BF0400, 4.00%, 8/1/2059	616,295	566,412
Pool # BF0497, 3.00%, 7/1/2060	67,701	56,087
Pool # BF0520, 3.00%, 1/1/2061	3,199,561	2,725,062
Pool # BF0560, 2.50%, 9/1/2061	869,826	691,225
Pool # BF0562, 3.50%, 9/1/2061	843,116	734,579
Pool # BF0583, 4.00%, 12/1/2061	852,291	784,317
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # BF0586, 5.00%, 12/1/2061	826,528	805,579
Pool # BF0617, 2.50%, 3/1/2062	3,092,421	2,458,405
Pool # BF0677, 4.00%, 9/1/2062	2,988,587	2,750,226
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 3/25/2054 (k)	16,740,000	13,752,074
TBA, 3.00%, 3/25/2054 (k)	16,000,000	13,683,471
TBA, 4.00%, 3/25/2054 (k)	1,825,000	1,678,955
TBA, 5.00%, 3/25/2054 (k)	35,000,000	33,939,080
TBA, 5.50%, 3/25/2054 (k)	25,000,000	24,729,320
TBA, 6.00%, 3/25/2054 (k)	15,000,000	15,062,562
GNMA I, 30 Year
Pool # 783473, 3.50%, 11/15/2041	4,308,207	4,006,039
Pool # CO1928, 5.50%, 10/15/2052	1,258,813	1,286,574
Pool # CR2369, 6.00%, 1/15/2053	1,791,515	1,900,651
GNMA II
Pool # CE9366, ARM, 6.27%, 10/20/2071 (i)	5,054,473	5,162,096
Pool # CH4945, ARM, 6.38%, 10/20/2071 (i)	6,343,289	6,476,929
Pool # CH7776, ARM, 6.48%, 10/20/2071 (i)	5,947,845	6,100,241
Pool # CJ7125, ARM, 6.51%, 10/20/2071 (i)	467,598	480,213
Pool # CE9384, ARM, 6.40%, 11/20/2071 (i)	764,785	785,965
Pool # CJ7141, ARM, 6.45%, 11/20/2071 (i)	452,213	463,075
Pool # CE5557, ARM, 6.63%, 11/20/2071 (i)	105,357	108,865
Pool # CK7234, ARM, 6.44%, 2/20/2072 (i)	6,246,526	6,399,595
Pool # CK2792, ARM, 6.62%, 3/20/2072 (i)	826,717	855,472
Pool # CO0363, ARM, 6.78%, 7/20/2072 (i)	783,884	820,133
GNMA II, 30 Year
Pool # AJ9020, 4.50%, 10/20/2044	32,681	31,318
Pool # BB3525, 4.00%, 9/20/2047	23,446	22,046
Pool # AY2413, 4.25%, 10/20/2048	1,483,098	1,403,025
Pool # BJ9820, 4.20%, 1/20/2049	1,162,413	1,081,803
Pool # BM2418, 4.00%, 8/20/2049	14,156	13,482
Pool # BN7049, 4.50%, 8/20/2049	131,112	126,598
Pool # BP7160, 4.50%, 9/20/2049	84,762	83,918
Pool # CH1162, 3.50%, 6/20/2050	218,495	205,024
Pool # CB8492, 3.50%, 1/20/2051	1,621,711	1,537,016
Pool # CB8531, 3.50%, 2/20/2051	712,894	664,320
Pool # CC9803, 4.00%, 4/20/2051	213,549	199,833
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA7534, 2.50%, 8/20/2051	4,205,669	3,561,126
Pool # CH1291, 3.50%, 9/20/2051	897,899	817,881
Pool # CH1293, 3.50%, 9/20/2051	2,563,167	2,384,923
Pool # CH1292, 3.50%, 10/20/2051	1,032,528	947,836
Pool # MA7705, 2.50%, 11/20/2051	5,797,580	4,908,546
Pool # CH7863, 3.50%, 12/20/2051	655,840	596,444
Pool # CI2080, 3.50%, 12/20/2051	783,721	699,367
Pool # CH0876, 3.00%, 1/20/2052	96,296	84,819
Pool # CH0877, 3.00%, 1/20/2052	267,199	235,268
Pool # CH0878, 3.00%, 1/20/2052	284,951	250,719
Pool # CJ3916, 3.00%, 1/20/2052	728,455	654,419
Pool # CK2608, 3.00%, 1/20/2052	439,408	386,196
Pool # CK4909, 3.00%, 1/20/2052	95,798	84,171
Pool # CK4916, 3.00%, 1/20/2052	200,925	176,166
Pool # CJ8184, 3.50%, 1/20/2052	602,144	544,664
Pool # CK4918, 3.50%, 1/20/2052	70,460	64,018
Pool # CK7137, 4.00%, 1/20/2052	458,557	420,855
Pool # CK2667, 3.00%, 2/20/2052	584,871	512,772
Pool # CK2672, 3.50%, 2/20/2052	577,310	524,162
Pool # CM2154, 3.00%, 3/20/2052	745,509	652,206
Pool # CM2278, 3.50%, 4/20/2052	822,703	748,189
Pool # CO4826, 5.00%, 6/20/2052	549,344	536,685
Pool # CO4847, 5.00%, 7/20/2052	836,033	816,768
Pool # MA8200, 4.00%, 8/20/2052	1,828,736	1,702,089
Pool # CO1924, 4.50%, 10/20/2052	1,182,152	1,175,755
Pool # CP8517, 4.50%, 10/20/2052	979,082	922,430
Pool # CO1925, 5.00%, 10/20/2052	980,971	1,012,874
Pool # CO8957, 5.00%, 12/20/2052	6,845,100	6,661,696
Pool # CS4305, 5.50%, 6/20/2053	2,460,407	2,453,810
Pool # CV0175, 6.50%, 6/20/2053	1,321,095	1,367,060
Pool # CS4391, 5.50%, 7/20/2053	2,938,013	2,930,135
Pool # CW7288, 6.50%, 9/20/2053	1,116,401	1,136,402
GNMA II, Single Family, 30 Year
TBA, 5.00%, 3/15/2054 (k)	31,025,000	30,302,234
TBA, 5.50%, 3/15/2054 (k)	11,000,000	10,926,523
Total Mortgage-Backed Securities (Cost $685,895,957)		677,928,325
Asset-Backed Securities — 17.0%
ACC Trust Series 2022-1, Class C, 3.24%, 10/20/2025 (a)	1,000,000	648,451
ACHV ABS TRUST
Series 2023-1PL, Class C, 7.42%, 3/18/2030 (a)	1,977,000	1,995,708
Series 2023-2PL, Class C, 7.27%, 5/20/2030 (a)	2,900,000	2,929,224
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2023-3PL, Class C, 7.35%, 8/19/2030 (a)	1,750,000	1,770,066
ACM Auto Trust Series 2023-2A, Class A, 7.97%, 6/20/2030 (a)	2,413,084	2,426,865
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class B, 6.83%, 12/18/2037 (a) (i)	250,000	242,983
Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	359,200	324,410
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.87%, 6/25/2061 (a) (i)	5,072,564	4,811,398
Series 2021-B, Class A, 2.24%, 6/25/2066 (a) (j)	217,802	212,293
American Airlines Pass-Through Trust Series 2015-2, Class A, 4.00%, 9/22/2027	174,072	163,006
American Credit Acceptance Receivables Trust
Series 2023-3, Class A, 6.00%, 3/12/2027 (a)	1,539,517	1,541,271
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	300,000	292,222
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	506,000	504,663
Series 2023-3, Class D, 6.82%, 10/12/2029 (a)	1,955,000	1,969,944
American Homes 4 Rent Trust
Series 2014-SFR3, Class B, 4.20%, 12/17/2036 (a)	125,000	123,249
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	150,000	149,371
Series 2015-SFR1, Class F, 5.89%, 4/17/2052 (a)	400,000	398,673
Series 2015-SFR2, Class A, 3.73%, 10/17/2052 (a)	87,746	85,452
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	500,000	479,884
Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	675,000	651,756
Series 2020-SFR3, Class E1, 2.56%, 9/17/2037 (a)	2,082,000	1,959,024
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (a)	350,000	329,357
Series 2020-SFR4, Class A, 1.36%, 11/17/2037 (a)	1,500,000	1,402,283
Series 2020-SFR5, Class D, 2.18%, 11/17/2037 (a)	3,000,000	2,809,285
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	61

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (a)	425,000	395,822
Series 2020-SFR5, Class F, 2.69%, 11/17/2037 (a)	1,500,000	1,405,413
Series 2021-SFR3, Class C, 1.80%, 10/17/2038 (a)	1,900,000	1,716,439
Series 2022-SFR1, Class F, 6.02%, 3/17/2039 (a)	750,000	689,707
Series 2022-SFR3, Class D, 4.00%, 10/17/2039 (a)	2,120,000	1,969,257
Series 2022-SFR3, Class E1, 4.00%, 10/17/2039 (a)	1,400,000	1,268,838
Series 2022-SFR3, Class E2, 4.00%, 10/17/2039 (a)	3,504,000	3,155,353
Series 2023-SFR1, Class E2, 4.00%, 4/17/2040 (a)	2,505,000	2,213,176
Series 2023-SFR1, Class F, 4.00%, 4/17/2040 (a)	4,500,000	3,820,775
Series 2023-SFR2, Class E1, 3.95%, 6/17/2040 (a)	3,300,000	2,910,683
Aqua Finance Trust
Series 2019-A, Class B, 3.47%, 7/16/2040 (a)	177,971	165,900
Series 2019-A, Class D, 6.07%, 7/16/2040 (a)	3,628,146	3,300,106
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class D, 3.34%, 8/20/2026 (a)	7,000,000	6,583,847
Bastion Funding I LLC Series 2023-1A, Class A2, 7.12%, 4/25/2038 ‡ (a)	2,404,358	2,378,883
Bridge Trust Series 2022-SFR1, Class A, 3.40%, 11/17/2037 (a)	7,370,000	7,068,922
Bridgecrest Lending Auto Securitization Trust Series 2023-1, Class C, 7.10%, 8/15/2029	5,000,000	5,130,520
British Airways Pass-Through Trust (United Kingdom) Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	49,162	49,046
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	307,272	297,866
Series 2020-1A, Class B, 3.97%, 11/15/2035 ‡ (a)	2,287,644	2,212,242
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	2,403,249	2,248,345
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (a)	363,091	337,087
Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	138,078	132,232
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

BXG Receivables Note Trust
Series 2020-A, Class C, 4.22%, 2/28/2036 (a)	1,990,287	1,860,736
Series 2022-A, Class A, 4.12%, 9/28/2037 (a)	4,220,374	4,048,871
Series 2023-A, Class C, 7.38%, 11/15/2038 (a)	2,120,832	2,088,172
CarMax Auto Owner Trust Series 2023-4, Class A3, 6.00%, 7/17/2028	725,000	738,312
Carvana Auto Receivables Trust
Series 2022-P1, Class A4, 3.52%, 2/10/2028	3,500,000	3,354,847
Series 2023-P2, Class A4, 5.38%, 3/12/2029 (a)	2,000,000	1,994,323
Series 2023-P3, Class A4, 5.71%, 7/10/2029 (a)	709,000	714,353
Series 2023-N3, Class C, 6.55%, 12/10/2029 (a)	3,489,000	3,540,201
Cascade MH Asset Trust
Series 2019-MH1, Class B, 5.00%, 11/25/2044 ‡ (a) (i)	401,843	372,773
Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (a)	796,260	684,895
Series 2022-MH1, Class M, 4.25%, 8/25/2054 ‡ (a) (j)	933,112	738,238
Continental Finance Credit Card ABS Master Trust Series 2022-A, Class A, 6.19%, 10/15/2030 (a)	825,000	814,148
CoreVest American Finance Trust
Series 2019-1, Class E, 5.59%, 3/15/2052 (a) (i)	551,000	520,768
Series 2019-2, Class E, 5.22%, 6/15/2052 (a) (i)	1,043,000	918,400
Series 2019-3, Class E, 4.72%, 10/15/2052 (a) (i)	570,000	489,160
CPS Auto Receivables Trust
Series 2022-D, Class D, 8.73%, 1/16/2029 (a)	1,000,000	1,052,833
Series 2023-A, Class D, 6.44%, 4/16/2029 (a)	723,000	727,552
Series 2023-D, Class C, 7.17%, 1/15/2030 (a)	4,100,000	4,203,223
Series 2022-C, Class C, 5.28%, 4/15/2030 (a)	1,000,000	992,266
Credit Acceptance Auto Loan Trust
Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	1,250,000	1,211,254
Series 2021-4, Class A, 1.26%, 10/15/2030 (a)	538,061	529,269
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	1,000,000	1,010,639
Series 2023-1A, Class C, 7.71%, 7/15/2033 (a)	1,675,000	1,718,682
Series 2023-2A, Class C, 7.15%, 9/15/2033 (a)	1,500,000	1,514,879
Series 2023-3A, Class C, 7.62%, 12/15/2033 (a)	2,700,000	2,760,806
Series 2023-5A, Class C, 7.30%, 4/17/2034 (a)	4,820,000	4,881,486
7.68%, 4/17/2034	5,000,000	5,000,000
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	250,000	226,830
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	148,254	138,742
Series 2021-1A, Class D, 3.83%, 11/21/2033 (a)	130,047	119,234
DLLAA LLC Series 2023-1A, Class A3, 5.64%, 2/22/2028 (a)	1,265,000	1,278,572
DP Lion Holdco LLC Series 2023-1A, Class B, 12.73%, 11/30/2043 ‡	1,500,000	1,512,600
Drive Auto Receivables Trust Series 2020-2, Class D, 3.05%, 5/15/2028	490,812	486,792
DT Auto Owner Trust
Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	424,345	422,664
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	1,350,000	1,378,006
Series 2023-1A, Class D, 6.44%, 11/15/2028 (a)	1,440,000	1,436,881
Series 2023-2A, Class D, 6.62%, 2/15/2029 (a)	1,600,000	1,602,176
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class C, 2.09%, 8/27/2035 (a)	316,786	289,790
Series 2021-A, Class D, 3.32%, 8/27/2035 (a)	113,138	102,831
Exeter Automobile Receivables Trust
Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	137,965	137,604
Series 2023-2A, Class C, 5.75%, 7/17/2028	969,000	966,697
Series 2022-3A, Class D, 6.76%, 9/15/2028	1,000,000	1,009,011
Series 2022-5A, Class D, 7.40%, 2/15/2029	1,000,000	1,021,953
Series 2022-6A, Class D, 8.03%, 4/6/2029	1,291,000	1,345,382
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2023-4A, Class D, 6.95%, 12/17/2029	1,205,000	1,230,425
Series 2022-4A, Class E, 8.23%, 3/15/2030 (a)	1,000,000	1,010,135
Series 2024-1A, Class D, 5.84%, 6/17/2030	4,720,000	4,698,034
Series 2023-4A, Class E, 9.57%, 2/18/2031 (a)	1,120,000	1,181,916
FHF Issuer Trust
Series 2023-2A, Class B, 7.49%, 11/15/2029 (a)	4,550,000	4,674,810
Series 2024-1A, Class B, 6.26%, 3/15/2030 (a)	807,000	803,701
FHF Trust
Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	90,218	88,075
Series 2022-2A, Class A, 6.14%, 12/15/2027 (a)	728,166	724,876
First Investors Auto Owner Trust
Series 2021-2A, Class C, 1.47%, 11/15/2027 (a)	2,662,000	2,499,405
Series 2023-1A, Class C, 6.81%, 12/17/2029 (a)	1,300,000	1,328,813
FirstKey Homes Trust
Series 2020-SFR1, Class E, 2.79%, 8/17/2037 (a)	2,300,000	2,168,672
Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	2,201,000	2,092,720
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (a)	8,800,000	8,238,581
Series 2020-SFR2, Class F1, 3.02%, 10/19/2037 (a)	1,000,000	938,659
Series 2020-SFR2, Class F2, 3.12%, 10/19/2037 (a)	560,000	524,407
Series 2022-SFR3, Class D, 3.50%, 7/17/2038 (a)	1,250,000	1,167,946
Series 2022-SFR3, Class E1, 3.50%, 7/17/2038 (a)	4,500,000	4,158,358
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 (a)	500,000	451,199
Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 (a)	1,668,000	1,498,381
Series 2021-SFR1, Class F2, 3.45%, 8/17/2038 (a)	2,500,000	2,225,215
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (a)	635,000	565,504
Series 2021-SFR2, Class E2, 2.36%, 9/17/2038 (a)	814,000	723,314
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	63

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2022-SFR1, Class E1, 5.00%, 5/19/2039 (a)	3,165,000	3,042,302
Series 2022-SFR1, Class E2, 5.00%, 5/19/2039 (a)	2,000,000	1,912,300
Series 2022-SFR2, Class E2, 4.50%, 7/17/2039 (a)	492,000	452,954
Flagship Credit Auto Trust
Series 2020-4, Class D, 2.18%, 2/16/2027 (a)	280,000	265,962
Series 2021-4, Class C, 1.96%, 12/15/2027 (a)	500,000	472,397
Series 2023-2, Class C, 5.81%, 5/15/2029 (a)	535,000	533,221
FMC GMSR Issuer Trust
Series 2021-GT1, Class B, 4.36%, 7/25/2026 (a) (i)	1,900,000	1,579,205
Series 2022-GT1, Class A, 6.19%, 4/25/2027 (a)	7,000,000	6,755,762
Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	600,000	558,230
Series 2022-GT2, Class B, 10.07%, 7/25/2027 (a)	1,000,000	997,490
Foundation Finance Trust
Series 2020-1A, Class B, 4.62%, 7/16/2040 (a)	300,000	292,073
Series 2020-1A, Class C, 5.75%, 7/16/2040 (a)	1,450,000	1,346,874
Series 2021-1A, Class C, 2.99%, 5/15/2041 (a)	470,820	406,409
Series 2023-1A, Class D, 9.18%, 12/15/2043 (a)	2,000,000	2,017,400
FREED ABS Trust
Series 2021-2, Class C, 1.94%, 6/19/2028 (a)	49,259	48,927
Series 2022-1FP, Class D, 3.35%, 3/19/2029 (a)	700,000	675,512
Series 2022-3FP, Class C, 7.05%, 8/20/2029 (a)	500,000	500,404
Series 2022-4FP, Class C, 8.59%, 12/18/2029 (a)	1,000,000	1,012,138
FRTKL Series 2021-SFR1, Class D, 2.17%, 9/17/2038 (a)	1,000,000	897,148
GLS Auto Receivables Issuer Trust
Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	4,000,000	3,860,471
Series 2021-2A, Class E, 2.87%, 5/15/2028 (a)	1,500,000	1,418,143
Series 2022-3A, Class E, 8.35%, 10/15/2029 (a)	750,000	755,042
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2023-2A, Class E, 9.37%, 1/15/2030 (a)	2,000,000	2,076,350
Series 2023-1A, Class E, 11.42%, 3/15/2030 (a)	1,500,000	1,643,187
GLS Auto Select Receivables Trust
Series 2023-1A, Class A2, 6.27%, 8/16/2027 (a)	2,534,884	2,545,493
Series 2024-1A, Class B, 5.32%, 3/15/2030 (a)	1,000,000	992,397
Series 2024-1A, Class C, 5.69%, 3/15/2030 (a)	300,000	298,157
Series 2024-1A, Class D, 6.43%, 1/15/2031 (a)	705,000	710,463
Hertz Vehicle Financing LLC Series 2023-3A, Class A, 5.94%, 2/25/2028 (a)	1,397,000	1,411,292
HGI CRE CLO Ltd. (Cayman Islands)
Series 2022-FL3, Class B, 7.92%, 4/20/2037 (a) (i)	1,000,000	980,334
Series 2022-FL3, Class E, 9.62%, 4/20/2037 (a) (i)	663,500	640,367
Hilton Grand Vacations Trust
Series 2022-1D, Class D, 6.79%, 6/20/2034 (a)	223,454	213,281
Series 2022-2A, Class D, 8.73%, 1/25/2037 (a)	389,702	386,063
Series 2020-AA, Class C, 6.42%, 2/25/2039 (a)	147,840	146,775
HIN Timeshare Trust
Series 2020-A, Class D, 5.50%, 10/9/2039 (a)	506,717	477,855
Series 2020-A, Class E, 6.50%, 10/9/2039 (a)	1,456,811	1,366,722
HINNT LLC
Series 2022-A, Class D, 6.50%, 5/15/2041 (a)	479,998	458,838
Series 2022-A, Class E, 8.00%, 5/15/2041 (a)	1,879,553	1,809,780
Home Partners of America Trust
Series 2022-1, Class D, 4.73%, 4/17/2039 (a)	952,040	889,696
Series 2019-2, Class A, 2.70%, 10/19/2039 (a)	7,525,045	6,861,268
Series 2021-3, Class D, 3.00%, 1/17/2041 (a)	3,849,788	3,318,815
John Deere Owner Trust Series 2023-B, Class A4, 5.11%, 5/15/2030	2,200,000	2,198,751
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Lending Funding Trust
Series 2020-2A, Class A, 2.32%, 4/21/2031 (a)	3,750,000	3,475,715
Series 2020-2A, Class D, 6.77%, 4/21/2031 (a)	4,000,000	3,668,966
Lendingpoint Asset Securitization Trust Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	1,000,000	871,577
Lendmark Funding Trust
Series 2021-1A, Class A, 1.90%, 11/20/2031 (a)	844,000	770,168
Series 2021-1A, Class D, 5.05%, 11/20/2031 (a)	2,870,000	2,419,059
Series 2021-2A, Class B, 2.37%, 4/20/2032 (a)	1,545,000	1,313,347
Series 2021-2A, Class D, 4.46%, 4/20/2032 (a)	3,800,000	3,078,069
Series 2022-1A, Class E, 7.58%, 7/20/2032 ‡ (a)	5,000,000	4,792,490
Series 2023-1A, Class D, 8.69%, 5/20/2033 (a)	530,000	547,592
LP LMS Asset Securitization Trust
6.17%, 10/15/2028 ‡	145,458	144,992
Series 2023-1A, Class B, 7.48%, 10/17/2033 (a)	1,500,000	1,474,742
Series 2023-1A, Class A, 8.18%, 10/17/2033 (a)	662,094	664,496
Mariner Finance Issuance Trust
Series 2019-AA, Class D, 5.44%, 7/20/2032 (a)	1,500,000	1,471,045
Series 2020-AA, Class D, 5.75%, 8/21/2034 (a)	2,070,000	1,931,539
Series 2023-AA, Class E, 11.12%, 10/22/2035 (a)	1,500,000	1,500,042
Series 2021-AA, Class B, 2.33%, 3/20/2036 (a)	1,300,000	1,156,501
Series 2021-AA, Class C, 2.96%, 3/20/2036 (a)	370,000	326,445
Series 2021-AA, Class D, 3.83%, 3/20/2036 (a)	651,000	570,778
Series 2021-AA, Class E, 5.40%, 3/20/2036 (a)	6,040,000	5,194,936
Series 2021-BA, Class E, 4.68%, 11/20/2036 (a)	5,840,000	4,898,002
Series 2022-AA, Class D, 9.10%, 10/20/2037 (a)	650,000	659,372
Series 2022-AA, Class E, 10.98%, 10/20/2037 ‡ (a)	3,000,000	3,038,897
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Marlette Funding Trust
Series 2023-1A, Class C, 7.20%, 4/15/2033 (a)	980,000	993,756
Series 2023-2A, Class C, 6.96%, 6/15/2033 (a)	375,000	378,991
Merchants Fleet Funding LLC Series 2023-1A, Class A, 7.21%, 5/20/2036 (a)	4,000,000	4,029,445
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	2,584,000	2,610,024
MNR ABS Issuer I LLC, 12.44%, 12/15/2038 ‡	3,916,796	3,983,381
MVW LLC
Series 2020-1A, Class C, 4.21%, 10/20/2037 (a)	89,371	85,849
Series 2020-1A, Class D, 7.14%, 10/20/2037 (a)	893,714	866,747
Series 2019-2A, Class B, 2.44%, 10/20/2038 (a)	41,854	39,406
Series 2023-1A, Class C, 6.54%, 10/20/2040 (a)	2,349,629	2,333,132
Series 2022-2A, Class C, 7.62%, 10/21/2041 (a)	682,305	697,434
Series 2022-2A, Class D, 9.00%, 10/21/2041 (a)	1,656,638	1,651,479
MVW Owner Trust Series 2019-1A, Class C, 3.33%, 11/20/2036 (a)	24,708	23,710
New Residential Mortgage LLC Series 2020-FNT1, Class A, 5.44%, 6/25/2025 (a)	1,415,663	1,388,826
New Residential Mortgage Loan Trust
Series 2022-SFR1, Class D, 3.30%, 2/17/2039 (a)	340,000	310,756
Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	420,000	375,284
Nissan Auto Lease Trust Series 2023-B, Class A4, 5.61%, 11/15/2027	800,000	802,498
NMEF Funding LLC Series 2021-A, Class C, 2.58%, 12/15/2027 (a)	600,000	585,889
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	139,157	133,202
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	477,616	447,276
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	136,446	128,037
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	1,178,955	1,095,909
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	65

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	1,355,601	1,301,581
Octane Receivables Trust
Series 2020-1A, Class C, 2.89%, 3/20/2026 (a)	343,645	339,448
Series 2022-2A, Class C, 6.29%, 7/20/2028 (a)	1,390,000	1,382,233
Series 2022-2A, Class D, 7.70%, 2/20/2030 (a)	2,000,000	2,025,631
Series 2024-1A, Class D, 6.43%, 10/21/2030 (a)	3,000,000	2,973,213
OneMain Direct Auto Receivables Trust Series 2019-1A, Class B, 3.95%, 11/14/2028 (a)	1,000,000	967,376
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	680,307	652,337
Series 2021-A, Class C, 3.44%, 3/8/2028 (a)	161,573	155,164
Oportun Issuance Trust
Series 2022-2, Class C, 9.36%, 10/9/2029 (a)	1,500,000	1,504,977
Series 2022-3, Class C, 10.15%, 1/8/2030 (a)	1,912,000	1,937,381
Series 2024-1A, Class C, 7.42%, 4/8/2031 (a)	1,200,000	1,196,066
Series 2021-B, Class B, 1.96%, 5/8/2031 (a)	400,000	375,702
Series 2021-B, Class C, 3.65%, 5/8/2031 (a)	5,215,000	4,890,636
Series 2022-A, Class C, 7.40%, 6/9/2031 (a)	755,000	731,406
Series 2021-C, Class A, 2.18%, 10/8/2031 (a)	3,663,000	3,442,954
Pagaya AI Debt Selection Trust Series 2021-1, Class B, 2.13%, 11/15/2027 (a)	46,687	46,608
PFP Ltd. (Cayman Islands)
Series 2021-7, Class C, 7.09%, 4/14/2038 (a) (i)	18,060	17,646
Series 2021-7, Class D, 7.84%, 4/14/2038 (a) (i)	169,992	162,998
Porsche Financial Auto Securitization Trust
Series 2023-1A, Class A3, 4.81%, 9/22/2028 (a)	1,500,000	1,489,773
Series 2023-2A, Class A3, 5.79%, 1/22/2029 (a)	600,000	607,336
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Prestige Auto Receivables Trust Series 2022-1A, Class C, 7.09%, 8/15/2028 (a)	1,200,000	1,213,604
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (j)	347,313	342,177
Series 2021-RN3, Class A1, 1.84%, 9/25/2051 (a) (j)	691,573	658,020
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (j)	240,175	235,983
Pretium Mortgage Credit Partners LLC Series 2022-NPL1, Class A1, 2.98%, 1/25/2052 (a) (j)	2,290,551	2,264,188
Progress Residential
Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 (a)	450,000	410,738
Series 2021-SFR3, Class E2, 2.69%, 5/17/2026 (a)	645,000	588,219
Progress Residential Trust
Series 2022-SFR2, Class E2, 4.80%, 4/17/2027 (a)	651,000	605,715
Series 2020-SFR3, Class E, 2.30%, 10/17/2027 (a)	2,300,000	2,147,238
Series 2020-SFR3, Class G, 4.11%, 10/17/2027 (a)	500,000	473,695
Series 2023-SFR2, Class E1, 4.75%, 10/17/2028 (a)	3,769,000	3,457,832
Series 2020-SFR1, Class C, 2.18%, 4/17/2037 (a)	2,100,000	2,009,087
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (a)	425,000	407,735
Series 2020-SFR1, Class F, 3.43%, 4/17/2037 (a)	450,000	432,199
Series 2020-SFR1, Class G, 4.03%, 4/17/2037 (a)	5,000,000	4,780,532
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (a)	750,000	726,144
Series 2021-SFR2, Class E2, 2.65%, 4/19/2038 (a)	500,000	456,948
Series 2021-SFR5, Class E1, 2.21%, 7/17/2038 (a)	950,000	858,245
Series 2021-SFR5, Class E2, 2.36%, 7/17/2038 (a)	270,000	242,885
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	2,650,000	2,372,970
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 (a)	1,090,000	1,032,915
Series 2022-SFR3, Class E2, 5.60%, 4/17/2039 (a)	4,160,000	3,963,911
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2022-SFR3, Class F, 6.60%, 4/17/2039 (a)	665,000	632,666
Series 2022-SFR5, Class E2, 6.86%, 6/17/2039 (a)	388,000	384,291
Series 2023-SFR1, Class E2, 6.60%, 3/17/2040 (a)	5,476,000	5,341,856
Series 2021-SFR7, Class E1, 2.59%, 8/17/2040 (a)	793,000	673,541
Series 2022-SFR1, Class E2, 3.99%, 2/17/2041 (a)	750,000	655,827
PRPM LLC Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (i)	115,940	114,562
RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (j)	238,153	230,362
ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 8.00%, 12/27/2044 (a) (i)	44,272	44,132
Regional Management Issuance Trust
Series 2020-1, Class C, 3.80%, 10/15/2030 (a)	1,900,000	1,766,979
Series 2021-1, Class D, 5.07%, 3/17/2031 (a)	500,000	452,524
Series 2022-1, Class B, 3.71%, 3/15/2032 (a)	1,358,000	1,270,323
Series 2022-2B, Class B, 8.51%, 11/17/2032 (a)	1,227,000	1,272,436
Renew Series 2023-1A, Class A, 5.90%, 11/20/2058 ‡ (a)	3,205,585	3,134,439
RT Fin LLC, 7.85%, 10/15/2043 ‡	1,924,688	1,950,835
Santander Drive Auto Receivables Trust
Series 2022-4, Class C, 5.00%, 11/15/2029	5,000,000	4,932,843
Series 2023-2, Class C, 5.47%, 12/16/2030	1,500,000	1,493,870
Series 2022-5, Class D, 5.67%, 12/16/2030	6,000,000	5,964,221
Series 2022-6, Class D, 5.69%, 2/18/2031	6,200,000	6,160,135
Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	150,000	146,251
SCF Equipment Leasing LLC
Series 2022-2A, Class A3, 6.50%, 10/21/2030 (a)	2,300,000	2,323,135
Series 2023-1A, Class B, 6.37%, 5/20/2032 (a)	4,000,000	4,099,608
Series 2022-2A, Class E, 6.50%, 6/20/2035 (a)	1,112,000	972,463
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class D, 6.59%, 7/20/2037 (a)	365,622	354,961
Series 2021-1A, Class D, 3.17%, 11/20/2037 (a)	164,856	154,563
Series 2022-1A, Class D, 6.00%, 10/20/2038 (a)	303,250	288,505
Series 2022-3A, Class D, 10.52%, 7/20/2039 (a)	468,355	479,961
Series 2023-1A, Class D, 9.80%, 1/20/2040 (a)	1,706,329	1,727,100
Series 2023-2A, Class D, 9.72%, 4/20/2040 (a)	891,081	907,365
Series 2022-2A, Class D, 9.22%, 6/20/2040 (a)	294,300	295,808
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.97%, 9/25/2037 (a)	471,502	436,336
Tesla Auto Lease Trust Series 2023-B, Class A4, 6.22%, 3/22/2027 (a)	3,300,000	3,334,935
Theorem Funding Trust Series 2022-2A, Class A, 6.06%, 12/15/2028 (a)	172,836	172,171
Tricolor Auto Securitization Trust Series 2022-1A, Class D, 5.38%, 1/15/2026 (a)	3,755,000	3,704,053
Tricon American Homes Series 2020-SFR1, Class E, 3.54%, 7/17/2038 (a)	300,000	281,526
United Airlines Pass-Through Trust
Series 2014-1, Class A, 4.00%, 4/11/2026	107,011	103,596
Series 2018-1, Class A, 3.70%, 3/1/2030	11,393	10,210
United Auto Credit Securitization Trust
Series 2022-2, Class C, 5.81%, 5/10/2027 (a)	856,000	852,193
Series 2022-2, Class E, 10.00%, 4/10/2029 ‡ (a)	1,000,000	700,000
UOG ABS Issuer I LLC Series 2023-1, Class A1, 8.35%, 6/5/2040 ‡ (a)	931,310	928,796
Upstart Securitization Trust Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	443,388	441,778
Upstart Structured Pass-Through Trust Series 2022-4A, Class A, 7.01%, 11/15/2030 (a)	459,912	460,191
US Auto Funding Trust
Series 2022-1A, Class B, 5.13%, 12/15/2025 (a)	700,000	270,493
Series 2022-1A, Class D, 9.14%, 7/15/2027 ‡ (a)	1,000,000	150,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	67

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
USASF Receivables LLC Series 2020-1A, Class D, 9.35%, 3/15/2027 (a)	552,859	552,823
VCAT LLC
Series 2021-NPL1, Class A1, 5.29%, 12/26/2050 (a) (j)	98,445	97,800
Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 (a) (j)	680,382	662,269
Vericrest Opportunity Loan Transferee Series 2021-NP11, Class A1, 1.87%, 8/25/2051 (a) (j)	3,067,323	2,948,728
Veros Auto Receivables Trust Series 2021-1, Class B, 1.49%, 10/15/2026 (a)	133,094	131,848
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (j)	1,349,365	1,245,952
VOLT XCII LLC Series 2021-NPL1, Class A1, 4.89%, 2/27/2051 (a) (j)	630,118	614,669
VOLT XCIII LLC Series 2021-NPL2, Class A1, 4.89%, 2/27/2051 (a) (j)	1,021,275	990,839
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (j)	142,191	138,958
Westgate Resorts LLC
Series 2020-1A, Class C, 6.21%, 3/20/2034 (a)	30,435	30,224
Series 2022-1A, Class B, 2.29%, 8/20/2036 (a)	114,980	110,020
Series 2022-1A, Class D, 3.84%, 8/20/2036 (a)	459,919	435,811
Series 2023-1A, Class C, 7.49%, 12/20/2037 (a)	2,546,316	2,528,121
Westlake Automobile Receivables Trust
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	500,000	476,580
Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	2,500,000	2,394,729
Series 2022-2A, Class D, 5.48%, 9/15/2027 (a)	1,000,000	990,809
Series 2023-3A, Class C, 6.02%, 9/15/2028 (a)	2,100,000	2,110,679
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	905,000	918,995
Series 2023-2A, Class D, 7.01%, 11/15/2028 (a)	1,219,000	1,237,631
Series 2023-4A, Class D, 7.19%, 7/16/2029 (a)	3,500,000	3,585,504
Total Asset-Backed Securities (Cost $443,268,180)		446,933,618
U.S. Treasury Obligations — 10.3%
U.S. Treasury Bonds
4.50%, 8/15/2039	11,176,000	11,351,498
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

1.13%, 5/15/2040	2,073,000	1,279,187
1.13%, 8/15/2040	6,437,100	3,933,169
4.75%, 2/15/2041	1,421,000	1,473,843
2.25%, 5/15/2041	4,977,000	3,633,988
4.38%, 5/15/2041	811,000	802,510
3.13%, 11/15/2041	6,143,000	5,114,287
2.75%, 11/15/2042	1,571,000	1,217,341
4.00%, 11/15/2042	44,411,000	41,456,628
3.63%, 8/15/2043	11,641,000	10,262,269
3.75%, 11/15/2043	2,226,000	1,995,748
3.38%, 5/15/2044	14,050,000	11,878,287
2.88%, 8/15/2045	809,000	624,731
1.88%, 2/15/2051	2,622,000	1,569,615
2.38%, 5/15/2051	13,009,000	8,778,534
2.25%, 2/15/2052	1,775,000	1,161,100
4.00%, 11/15/2052	7,080,000	6,629,203
3.63%, 2/15/2053	1,682,000	1,470,567
U.S. Treasury Notes
1.13%, 10/31/2026	36,764,000	33,695,068
0.50%, 8/31/2027	22,449,000	19,656,906
1.25%, 9/30/2028	16,718,000	14,619,760
2.38%, 3/31/2029	12,045,000	11,007,530
1.88%, 2/15/2032	5,701,000	4,787,281
2.75%, 8/15/2032	5,487,000	4,898,648
3.88%, 8/15/2033	51,668,000	50,126,033
U.S. Treasury STRIPS Bonds
3.82%, 2/15/2034 (l)	4,986,000	3,237,013
4.77%, 5/15/2040 (l)	3,436,000	1,620,220
4.66%, 11/15/2040 (l)	18,060,000	8,269,920
4.17%, 5/15/2041 (l)	10,019,000	4,474,512
2.37%, 8/15/2041 (l)	207,000	91,294
2.72%, 2/15/2042 (l)	1,065,000	457,701
Total U.S. Treasury Obligations (Cost $282,574,856)		271,574,391
Commercial Mortgage-Backed Securities — 5.9%
BAMLL RE-Remic Trust Series 2014-FRR8, Class C, 0.00%, 11/26/2047 ‡ (a) (i)	4,000,000	3,763,585
Banc of America Re-Remic Trust
Series 2024-FRR1, Class B, 0.00%, 4/27/2049 ‡ (a)	5,000,000	2,962,125
Series 2024-FRR1, Class C, 0.00%, 4/27/2049 ‡ (a)	7,128,000	3,814,492
Series 2024-FRR1, Class A, 2.14%, 4/27/2049 ‡ (a) (i)	3,000,000	2,191,955
BBCMS Mortgage Trust Series 2016-ETC, Class E, 3.61%, 8/14/2036 (a) (i)	8,413,000	6,443,014
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
BB-UBS Trust Series 2012-SHOW, Class E, 4.03%, 11/5/2036 (a) (i)	225,000	198,150
BMD2 Re-Remic Trust Series 2019-FRR1, Class 5B13, 2.20%, 5/25/2052 ‡ (a) (i)	4,000,000	2,939,758
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (a)	2,000,000	1,854,645
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class DK45, 0.00%, 2/28/2025 (a)	380,000	342,226
Series 2021-FRR1, Class CK45, 1.34%, 2/28/2025 (a) (i)	500,000	461,673
Series 2021-FRR1, Class BK45, 2.05%, 2/28/2025 (a) (i)	600,000	563,962
Series 2021-FRR1, Class CK54, 0.00%, 2/28/2026 (a)	480,000	399,617
Series 2021-FRR1, Class DKW1, 0.00%, 2/28/2026 (a)	430,000	350,066
Series 2021-FRR1, Class BK98, 0.00%, 8/29/2029 (a)	1,150,000	735,411
Series 2021-FRR1, Class AK99, 0.00%, 9/29/2029 (a)	3,000,000	1,983,111
Series 2021-FRR1, Class BK99, 0.00%, 9/29/2029 (a)	400,000	235,571
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	239,000	153,411
FHLMC
Series K753, Class A2, 4.40%, 10/25/2030	3,125,000	3,058,696
Series 19K-1510, Class C, 0.00%, 1/25/2034 ‡ (a)	10,000,000	4,181,692
Series 2023-MN7, Class M2, 11.02%, 9/25/2043 (a) (i)	1,240,000	1,270,740
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN1, Class M1, 7.32%, 1/25/2051 (a) (i)	1,398,288	1,366,743
Series 2021-MN1, Class M2, 9.07%, 1/25/2051 (a) (i)	685,000	672,644
Series 2021-MN3, Class M1, 7.62%, 11/25/2051 (a) (i)	466,473	455,496
Series 2021-MN3, Class M2, 9.32%, 11/25/2051 (a) (i)	4,500,000	4,331,410
Series 2022-MN4, Class M1, 9.57%, 5/25/2052 (a) (i)	976,189	988,373
Series 2022-MN4, Class M2, 11.82%, 5/25/2052 (a) (i)	750,000	794,284
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KW06, Class A2, 3.80%, 6/25/2028 (i)	1,750,000	1,678,561
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series K088, Class A2, 3.69%, 1/25/2029	350,000	334,591
Series K128, Class X3, IO, 2.78%, 4/25/2031 (i)	550,000	81,619
Series KJ48, Class A2, 5.03%, 10/25/2031	2,000,000	1,998,777
Series K136, Class A2, 2.13%, 11/25/2031	3,500,000	2,917,263
Series K142, Class A2, 2.40%, 3/25/2032	1,250,000	1,054,823
Series K-151, Class A2, 3.80%, 10/25/2032 (i)	1,050,000	977,758
Series K-153, Class A2, 3.82%, 12/25/2032 (i)	1,000,000	932,115
Series KJ44, Class A2, 4.61%, 2/25/2033	5,000,000	4,865,996
Series K-160, Class A2, 4.50%, 8/25/2033 (i)	6,000,000	5,873,384
Series K-1520, Class X1, IO, 0.47%, 2/25/2036 (i)	4,480,714	169,436
Series K-1520, Class X3, IO, 3.09%, 4/25/2039 (i)	550,000	128,520
Series K145, Class AM, 2.58%, 6/25/2055	1,100,000	936,417
Series Q014, Class X, IO, 2.79%, 10/25/2055 (i)	1,854,350	288,316
FNMA ACES
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (i)	259,011	243,471
Series 2021-M11, Class A2, 1.46%, 3/25/2031 (i)	300,000	240,812
Series 2023-M2, Class PT, 3.24%, 4/25/2031 (i)	3,995,817	3,653,983
Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (i)	2,700,000	2,170,484
Series 2022-M1, Class A1, 1.67%, 10/25/2031 (i)	445,312	396,990
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (i)	1,400,000	1,124,240
Series 2021-M15, Class A2, 2.00%, 11/25/2031	1,500,000	1,258,728
Series 2022-M8, Class A2, 1.94%, 12/25/2031 (i)	2,500,000	2,030,246
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (i)	970,207	926,634
Series 2022-M13, Class A2, 2.59%, 6/25/2032 (i)	1,372,000	1,172,215
Series 2020-M53, Class A2, 1.69%, 11/25/2032 (i)	1,250,000	977,263
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	69

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (i)	2,980,000	2,922,031
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	17,585	17,088
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (i)	496,857	39,691
FREMF Mortgage Trust
Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (i)	250,000	234,453
Series 2018-KBX1, Class B, 3.61%, 1/25/2026 (a) (i)	500,000	439,823
Series 2021-KHG3, Class BFX, 2.40%, 9/25/2028 (a) (i)	1,000,000	840,469
Series 2018-K157, Class C, PO, 9/25/2033 (a)	10,448,587	4,525,609
Series 2015-K44, Class B, 3.72%, 1/25/2048 (a) (i)	200,000	195,585
Series 2015-K45, Class B, 3.60%, 4/25/2048 (a) (i)	199,293	194,658
Series 2015-K48, Class B, 3.65%, 8/25/2048 (a) (i)	200,000	194,391
Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (i)	200,000	194,034
Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (i)	381,860	371,016
Series 2016-K52, Class B, 3.93%, 1/25/2049 (a) (i)	250,000	242,018
Series 2016-K53, Class C, 4.02%, 3/25/2049 (a) (i)	70,000	67,527
Series 2016-K57, Class B, 3.92%, 8/25/2049 (a) (i)	1,000,000	959,651
Series 2017-K69, Class D, PO, 10/25/2049 (a)	7,343,050	5,239,011
Series 2017-K69, Class X2B, IO, 0.10%, 10/25/2049 (a)	23,685,560	68,584
Series 2017-K729, Class B, 3.67%, 11/25/2049 (a) (i)	300,000	294,279
Series 2018-K80, Class B, 4.23%, 8/25/2050 (a) (i)	1,000,000	947,643
Series 2019-K88, Class C, 4.38%, 2/25/2052 (a) (i)	1,975,000	1,837,449
Series 2020-K116, Class D, PO, 9/25/2052 (a)	12,000,000	6,454,799
Series 2020-K116, Class X2A, IO, 0.10%, 9/25/2052 (a)	127,888,596	556,942
Series 2020-K116, Class X2B, IO, 0.10%, 9/25/2052 (a)	31,000,000	144,848
Series 2020-K122, Class D, PO, 1/25/2054 (a)	11,000,000	5,815,075
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2020-K122, Class X2B, IO, 0.10%, 1/25/2054 (a)	27,000,000	133,874
FRR Re-REMIC Trust Series 2018-C1, Class CK43, PO, 2/27/2048 (a)	612,660	557,091
GAM Re-REMIC Trust
Series 2021-FRR1, Class 1B, PO, 11/29/2050 ‡ (a)	5,000,000	3,811,037
Series 2022-FRR3, Class BK89, PO, 1/27/2052 ‡ (a)	4,000,000	2,663,669
GS Mortgage Securities Corp. II Series 2023-SHIP, Class A, 4.32%, 9/10/2038 (a) (i)	4,140,000	4,008,290
Hudson Yards Mortgage Trust Series 2019-30HY, Class A, 3.23%, 7/10/2039 (a)	3,000,000	2,674,660
JPMCC Re-REMIC Trust Series 2015-FRR2, Class AK39, 2.50%, 8/27/2047 (a) (i)	944,000	912,771
MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 8.03%, 4/15/2038 (a) (i)	503,326	497,034
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 8.69%, 10/25/2049 (a) (i)	6,129,523	6,030,286
Series 2020-01, Class M10, 9.19%, 3/25/2050 (a) (i)	10,221,770	10,094,581
Series 2023-01, Class M10, 11.82%, 11/25/2053 (a) (i)	5,685,000	5,877,102
RFM Reremic Trust Series 2022-FRR1, Class BK64, 1.71%, 3/1/2050 (a) (i)	2,328,481	1,902,690
Total Commercial Mortgage-Backed Securities (Cost $155,485,628)		154,905,251
Collateralized Mortgage Obligations — 3.4%
Anchor Mortgage Trust Series 2021-1, Class A2, 3.65%, 10/25/2026 (a) (j)	476,191	444,284
Connecticut Avenue Securities Trust Series 2023-R06, Class 1M2, 8.02%, 7/25/2043 (a) (i)	1,500,000	1,546,926
Credit One, 6.47%, 2/25/2029 ‡	5,000,000	5,000,000
CSMC Trust
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (i)	330,636	327,550
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 (a) (j)	484,453	478,243
FHLMC, REMIC
Series 5200, Class YV, 2.50%, 7/25/2033	3,873,556	3,467,910
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2708, Class ZD, 5.50%, 11/15/2033	67,735	67,313
Series 4302, Class PA, 4.00%, 12/15/2043	52,848	50,261
Series 4281, Class BC, 4.50%, 12/15/2043 (i)	80,010	77,330
Series 5141, Class AH, 2.25%, 11/25/2047	1,257,984	1,091,099
Series 5200, Class MA, 2.50%, 8/25/2048	3,219,907	2,852,964
Series 5028, Class JG, 1.50%, 8/25/2050	2,882,519	2,218,658
Series 5155, Class JD, 1.25%, 10/25/2051	1,437,226	1,094,622
Series 5347, PO, 10/25/2053	5,125,934	3,979,594
FHLMC, STRIPS Series 406, PO, 10/25/2053	3,812,694	3,034,668
FN, 4.52%, 2/25/2034 (k)	15,000,000	15,009,375
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	1,089,825	1,023,706
FNMA, REMIC
Series 2003-7, Class FA, 6.19%, 2/25/2033 (i)	66,380	66,586
Series 2013-108, Class GU, 3.00%, 10/25/2033	373,750	351,103
Series 2005-110, Class TY, 5.50%, 12/25/2035	41,104	41,643
Series 2007-89, Class F, 6.02%, 9/25/2037 (i)	74,668	74,390
Series 2011-112, Class PB, 4.00%, 11/25/2041	106,260	99,530
Series 2014-57, Class PE, 3.00%, 9/25/2044	1,129,000	909,813
Series 2021-14, Class CB, 1.00%, 11/25/2049	3,757,889	2,826,940
GNMA
Series 2012-13, Class FQ, 5.75%, 1/20/2038 (i)	2,105,677	2,061,111
Series 2010-14, Class FH, 5.94%, 2/16/2040 (i)	3,075,967	3,057,193
Series 2010-61, Class FK, 5.94%, 5/16/2040 (i)	2,016,452	2,003,022
Series 2012-61, Class FM, 5.84%, 5/16/2042 (i)	341,376	337,204
Series 2020-165, Class UD, 1.50%, 11/20/2050	712,682	540,438
Series 2010-H24, Class FA, 5.81%, 10/20/2060 (i)	34,840	34,665
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2014-H03, Class FA, 6.06%, 1/20/2064 (i)	19,275	19,234
Series 2015-H02, Class FA, 6.11%, 1/20/2065 (i)	3,053,424	3,047,111
Series 2015-H05, Class FC, 5.94%, 2/20/2065 (i)	209,617	207,716
Series 2021-H14, Class CF, 6.72%, 9/20/2071 (i)	2,993,170	3,049,421
GS Mortgage-Backed Securities Corp. Trust Series 2021-RPL1, Class A1, 1.75%, 12/25/2060 (a) (i)	2,726,480	2,483,429
Home RE Ltd. (Bermuda) Series 2022-1, Class M1C, 10.82%, 10/25/2034 (a) (i)	750,000	795,267
LHOME Mortgage Trust
Series 2023-RTL1, Class A1, 7.87%, 1/25/2028 (a) (j)	1,320,000	1,333,834
Series 2023-RTL2, Class A1, 8.00%, 6/25/2028 (a) (j)	2,000,000	2,028,299
Series 2023-RTL4, Class A1, 7.63%, 11/25/2028 (a) (j)	3,675,000	3,718,481
Radnor RE Ltd. (Bermuda) Series 2022-1, Class M1B, 12.07%, 9/25/2032 (a) (i)	400,000	428,314
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class MA, 3.00%, 5/25/2057	366,066	335,175
Series 2018-1, Class M60C, 3.50%, 5/25/2057	133,301	121,480
Series 2018-3, Class MA, 3.50%, 8/25/2057 (i)	52,078	48,912
Series 2018-3, Class M55D, 4.00%, 8/25/2057 (i)	255,297	236,793
Series 2018-2, Class MT, 3.50%, 11/25/2057	565,199	498,697
Series 2018-2, Class M55D, 4.00%, 11/25/2057	280,835	261,081
Series 2019-1, Class MA, 3.50%, 7/25/2058	2,648,732	2,488,756
Series 2019-2, Class MA, 3.50%, 8/25/2058	1,393,838	1,302,240
Series 2019-3, Class MT, 3.50%, 10/25/2058	4,400,564	3,879,753
Series 2020-1, Class MA, 2.50%, 8/25/2059	4,161,950	3,739,594
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	449,156	401,499
Series 2020-3, Class TTW, 3.00%, 5/25/2060	409,143	372,332
Series 2021-1, Class BXS, 14.35%, 9/25/2060 (a) (i)	149,375	117,901
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	71

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2022-1, Class MTU, 3.25%, 11/25/2061	471,587	403,888
Series 2023-1, Class MT, 3.00%, 10/25/2062	2,980,666	2,494,605
Towd Point Mortgage Trust Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	754,000	597,537
Two Harbors Msr Frn, 7.55%, 10/25/2024 ‡ (a)	1,500,000	1,492,500
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (i)	800,000	718,498
Total Collateralized Mortgage Obligations (Cost $90,894,792)		90,790,488
Loan Assignments — 1.1% (d) (m)
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/31/2028	902,686	885,950
Building Products — 0.1%
Emerson Climate Technologies, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.79%, 5/31/2030	920,000	917,470
QUIKRETE Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 3/19/2029	700,000	700,168
		1,617,638
Chemicals — 0.1%
DuPont Performance, 1st Lien Term Loan B-4 (3-MONTH CME TERM SOFR + 2.50%), 7.85%, 12/20/2029	581,698	581,896
Ineos US Finance LLC, 1st Lien Term Loan B (Luxembourg) (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 2/18/2030	748,120	740,796
		1,322,692
Commercial Services & Supplies — 0.0% ^
Madison IAQ LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 6/21/2028	304,668	303,336
Electronic Equipment, Instruments & Components — 0.0% ^
NCR Atleos LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.75%; 3-MONTH CME TERM SOFR + 4.75%), 10.16%, 3/27/2029	450,000	449,159
Ground Transportation — 0.0% ^
Genesee & Wyoming, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 7.45%, 12/30/2026	460,000	459,945
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Equipment & Supplies — 0.0% ^
Medline Borrower LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 10/23/2028	225,000	225,011
Health Care Providers & Services — 0.1%
DaVita, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.19%, 8/12/2026	897,636	896,478
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 11/15/2028	1,000,000	998,750
Syneos Health,Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%; 3-MONTH CME TERM SOFR + 4.00%), 9.35%, 9/27/2030	695,000	685,882
		2,581,110
Hotels, Restaurants & Leisure — 0.0% ^
Carnival Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.32%, 8/9/2027	444,265	444,358
Household Durables — 0.0% ^
KDC US Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.33%, 8/15/2028	425,000	424,392
Insurance — 0.1%
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.68%, 8/19/2028	897,739	891,849
Hub International Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.57%, 6/20/2030	725,000	724,094
		1,615,943
IT Services — 0.0% ^
MH Sub I LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.58%, 5/3/2028	748,120	735,215
Leisure Products — 0.0% ^
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 12/15/2026	274,307	274,137
Topgolf Callaway, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 3/15/2030 (n)	465,000	464,954
		739,091
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Machinery — 0.0% ^
Alliance Laundry Systems LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%; 3-MONTH CME TERM SOFR + 3.50%), 8.93%, 10/8/2027	554,667	555,127
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.93%, 4/5/2029	500,000	500,625
		1,055,752
Media — 0.1%
Charter Communications Operating LLC, 1st Lien Term Loan B-4 (3-MONTH SOFR + 2.00%), 7.33%, 12/7/2030	1,500,000	1,473,540
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 9.07%, 8/21/2026	525,000	521,792
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.82%, 1/18/2028	1,413,555	1,372,619
		3,367,951
Oil, Gas & Consumable Fuels — 0.0% ^
Buckeye Partners, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 11/22/2030	888,555	888,715
Passenger Airlines — 0.1%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.75%), 10.33%, 4/20/2028	1,123,889	1,144,962
United Airlines, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.25%), 10.77%, 6/21/2027	233,333	240,095
		1,385,057
Personal Care Products — 0.1%
Conair Holdings LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 5/17/2028	947,586	909,342
Nestle Skin Health SA, Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 3.50%), 8.95%, 10/1/2026	1,500,217	1,501,672
		2,411,014
Pharmaceuticals — 0.0% ^
Elanco Animal Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.18%, 8/1/2027	348,832	344,203
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Professional Services — 0.1%
Brookfield WEC Holdings Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.08%, 1/27/2031	1,035,000	1,030,953
Dun & Bradstreet Corp., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 8.07%, 1/18/2029	600,000	598,350
KBR, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.58%, 1/17/2031	916,663	917,809
		2,547,112
Semiconductors & Semiconductor Equipment — 0.1%
Brooks Automation, 1st Lien Term Loan B (12-MONTH CME TERM SOFR + 3.10%), 7.95%, 2/1/2029	1,419,755	1,416,504
Vertiv Group Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 3/2/2027	780,940	781,651
		2,198,155
Software — 0.1%
AthenaHealth, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.58%, 2/15/2029	500,000	495,235
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 12/1/2027	620,205	621,885
		1,117,120
Specialty Retail — 0.1%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 10/19/2027	496,203	496,584
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/3/2028	820,342	782,812
		1,279,396
Wireless Telecommunication Services — 0.0% ^
Iridium Communications, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 9/20/2030	680,501	679,460
Total Loan Assignments (Cost $29,191,844)		29,077,775
Foreign Government Securities — 1.0%
Benin Government Bond 7.96%, 2/13/2038 (a)	320,000	309,900
Dominican Republic Government Bond
5.50%, 2/22/2029 (h)	400,000	386,908
6.00%, 2/22/2033 (a)	900,000	869,850
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	73

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
6.40%, 6/5/2049 (h)	900,000	840,656
Federal Republic of Nigeria
6.50%, 11/28/2027 (h)	1,000,000	909,230
7.14%, 2/23/2030 (h)	200,000	176,625
8.75%, 1/21/2031 (h)	500,000	470,885
7.38%, 9/28/2033 (a)	300,000	251,325
Federative Republic of Brazil
4.75%, 1/14/2050	700,000	517,601
7.13%, 5/13/2054	915,000	914,771
Finance Department Government of Sharjah 6.13%, 3/6/2036 (a)	786,000	778,250
Gabonese Republic 6.95%, 6/16/2025 (h)	500,000	481,535
Hashemite Kingdom of Jordan 7.38%, 10/10/2047 (h)	200,000	172,250
Hungary Government Bond
5.50%, 6/16/2034 (a)	200,000	194,556
6.75%, 9/25/2052 (a)	200,000	212,228
Istanbul Metropolitan Municipality 10.50%, 12/6/2028 (a)	500,000	536,250
Kingdom of Bahrain 5.45%, 9/16/2032 (a)	600,000	542,063
Kingdom of Morocco 6.50%, 9/8/2033 (h)	200,000	205,214
Kingdom of Saudi Arabia 5.75%, 1/16/2054 (a)	1,000,000	966,150
Republic of Angola 8.25%, 5/9/2028 (a)	1,000,000	920,970
Republic of Colombia
8.00%, 11/14/2035	400,000	415,880
8.75%, 11/14/2053	1,000,000	1,070,770
Republic of Costa Rica
6.55%, 4/3/2034 (a)	400,000	412,736
7.30%, 11/13/2054 (a)	800,000	843,784
Republic of Cote d'Ivoire
6.13%, 6/15/2033 (h)	900,000	789,480
8.25%, 1/30/2037 (a)	202,000	197,203
Republic of Guatemala 6.60%, 6/13/2036 (a)	300,000	303,225
Republic of Iraq 5.80%, 1/15/2028 (h)	400,000	373,236
Republic of Panama 7.88%, 3/1/2057	279,000	274,553
Republic of Paraguay
6.00%, 2/9/2036 (a)	970,000	973,356
6.10%, 8/11/2044 (h)	200,000	190,000
5.60%, 3/13/2048 (h)	300,000	265,869
5.40%, 3/30/2050 (h)	2,100,000	1,805,832
Republic of Senegal 6.75%, 3/13/2048 (h)	600,000	434,250
Republic of South Africa 7.30%, 4/20/2052	1,000,000	868,750
Republic of Turkey
9.88%, 1/15/2028	200,000	219,376
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

7.63%, 5/15/2034	1,344,000	1,338,960
Romania Government Bond
6.38%, 1/30/2034 (a)	424,000	421,952
7.63%, 1/17/2053 (a)	600,000	654,222
State of Mongolia 8.65%, 1/19/2028 (h)	400,000	414,700
Sultanate of Oman Government Bond 7.00%, 1/25/2051 (a)	1,800,000	1,867,104
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	400,000	418,860
United Mexican States 6.34%, 5/4/2053	200,000	195,075
Total Foreign Government Securities (Cost $25,883,010)		25,406,390
Municipal Bonds — 0.0% (o) ^
Ohio — 0.0% ^
Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114	25,000	24,094
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Customer Rate Relief Bonds Series 2023A-2, Rev., 5.17%, 4/1/2041	45,000	45,630
Total Municipal Bonds (Cost $77,767)		69,724
	SHARES
Common Stocks — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. ‡ *	16	168
Health Care Providers & Services — 0.0% ^
Envision Healthcare Corp. ‡ *	18	181
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.	185	15,314
Specialty Retail — 0.0% ^
NMG, Inc. ‡ *	1	109
Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	270	7,425
Total Common Stocks (Cost $10,351)		23,197
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡ (Cost $2,753)	2,868	1,620
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	NO. OF WARRANTS	VALUE($)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ * (Cost $1)	78	1,034
	SHARES
Short-Term Investments — 11.6%
Investment Companies — 11.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (p) (q) (Cost $304,836,673)	304,836,673	304,836,673
Total Investments — 105.9% (Cost $2,800,804,217)		2,785,253,527
Liabilities in Excess of Other Assets — (5.9)%		(155,157,034)
NET ASSETS — 100.0%		2,630,096,493

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
PIK	Payment In Kind
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

PT	Limited liability company
RE	Reinsured
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $9,413,600 or 0.36% of the
Fund’s net assets as of February 29, 2024.

(f)	Security is an interest bearing note with preferred security characteristics.
(g)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 29, 2024.

(h)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(i)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	75

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
(j)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	The rate shown is the effective yield as of February 29, 2024.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of February 29, 2024. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(p)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(q)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	319	06/18/2024	USD	35,249,500	128,564
U.S. Treasury 10 Year Ultra Note	3	06/18/2024	USD	342,703	2,174
U.S. Treasury Long Bond	486	06/18/2024	USD	57,955,500	552,721
U.S. Treasury Ultra Bond	1,018	06/18/2024	USD	130,304,000	2,861,666
U.S. Treasury 2 Year Note	932	06/28/2024	USD	190,892,531	142,616
U.S. Treasury 5 Year Note	714	06/28/2024	USD	76,403,578	165,145
					3,852,886
Short Contracts
U.S. Treasury 10 Year Note	(2)	06/18/2024	USD	(221,000)	(785)
U.S. Treasury 10 Year Ultra Note	(333)	06/18/2024	USD	(38,040,047)	(242,630)
U.S. Treasury 5 Year Note	(1)	06/28/2024	USD	(107,008)	(315)
					(243,730)
					3,609,156

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of February 29, 2024:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	8,622,249	EUR	7,960,838	Morgan Stanley	3/5/2024	17,840
USD	8,632,614	EUR	7,960,838	Barclays Bank plc	4/2/2024	18,052
Total unrealized appreciation						35,892
EUR	7,960,838	USD	8,622,718	Barclays Bank plc	3/5/2024	(18,310)
Total unrealized depreciation						(18,310)
Net unrealized appreciation						17,582

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Abbreviations
EUR	Euro
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of February 29, 2024:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Morgan Stanley	6/20/2028	0.54	USD2,300,000	16,547	(62,623)	(46,076)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Morgan Stanley	6/20/2028	0.54	USD3,000,000	19,270	(79,369)	(60,099)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Morgan Stanley	6/20/2028	0.54	USD2,900,000	8,782	(66,878)	(58,096)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Morgan Stanley	6/20/2028	0.54	USD210,000	1,904	(6,111)	(4,207)
							46,503	(214,981)	(168,478)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding — sell protection(**) as of February 29, 2024:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.IG.38-V1	1.00	Quarterly	6/20/2027	0.35	USD11,000,000	(3,801)	243,635	239,834
CDX.NA.IG.39-V1	1.00	Quarterly	12/20/2027	0.42	USD7,250,000	63,441	96,839	160,280
						59,640	340,474	400,114

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	77

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of February 29, 2024:

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities
OTC Credit default swap contracts outstanding - buy protection	46,503	(168,478)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 35.9%
Aerospace & Defense — 0.3%
Bombardier, Inc. (Canada)
7.88%, 4/15/2027 (a)	680,000	680,868
8.75%, 11/15/2030 (a)	565,000	591,843
BWX Technologies, Inc. 4.13%, 6/30/2028 (a)	250,000	232,527
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	547,000	591,501
TransDigm, Inc.
6.38%, 3/1/2029 (a)	416,000	417,880
6.63%, 3/1/2032 (a)	466,000	468,912
Triumph Group, Inc. 9.00%, 3/15/2028 (a)	186,000	194,432
		3,177,963
Automobile Components — 1.0%
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (a)	1,200,000	1,163,114
7.00%, 4/15/2028 (a)	185,000	188,607
8.25%, 4/15/2031 (a)	155,000	163,190
Allison Transmission, Inc.
4.75%, 10/1/2027 (a)	25,000	23,971
5.88%, 6/1/2029 (a)	745,000	733,843
3.75%, 1/30/2031 (a)	670,000	578,937
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	63,000	62,226
6.88%, 7/1/2028	540,000	521,807
5.00%, 10/1/2029	450,000	390,187
Clarios Global LP
6.75%, 5/15/2025 (a)	135,000	134,907
6.25%, 5/15/2026 (a)	1,855,000	1,849,969
8.50%, 5/15/2027 (a)	1,365,000	1,372,074
Cooper-Standard Automotive, Inc. 13.50% (Blend (Cash 9.00% + PIK 4.50%)), 3/31/2027 (a) (b)	102,250	107,401
Dana, Inc.
5.38%, 11/15/2027	140,000	135,139
5.63%, 6/15/2028	335,000	324,289
4.25%, 9/1/2030	40,000	34,497
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	80,000	71,809
Goodyear Tire & Rubber Co. (The)
5.00%, 7/15/2029	2,284,000	2,102,276
5.25%, 7/15/2031	150,000	135,372
Icahn Enterprises LP 6.25%, 5/15/2026	855,000	833,147
		10,926,762
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — 1.0%
Banco Mercantil del Norte SA (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (c) (d) (e) (f) (g)	400,000	391,960
Bank of Nova Scotia (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.39%), 8.63%, 10/27/2082 (c) (g)	600,000	617,288
BBVA Bancomer SA (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (c) (f) (g)	400,000	365,488
BNP Paribas SA (France) (SOFR + 1.59%), 5.50%, 5/20/2030 (a) (g)	580,000	577,400
BPCE SA (France)
(SOFR + 2.10%), 5.98%, 1/18/2027 (a) (g)	4,678,000	4,681,879
5.13%, 1/18/2028 (a)	725,000	719,226
Citigroup, Inc.
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (d) (e) (g)	95,000	93,775
Series X, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (g)	100,000	93,938
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (a) (g)	200,000	200,789
HSBC Holdings plc (United Kingdom)
(SOFR + 3.35%), 7.39%, 11/3/2028 (g)	290,000	307,218
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (c) (d) (e) (g)	200,000	165,767
ING Groep NV (Netherlands) (USD ICE Swap Rate 5 Year + 4.20%), 6.75%, 4/16/2024 (c) (d) (e) (f) (g)	200,000	200,010
Nordea Bank Abp (Finland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (a) (c) (d) (e) (g)	200,000	196,700
Santander UK Group Holdings plc (United Kingdom) (SOFR + 2.60%), 6.53%, 1/10/2029 (g)	720,000	738,298
Societe Generale SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (g)	315,000	317,627
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	79

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Toronto-Dominion Bank (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.13%, 10/31/2082 (c) (g)	950,000	988,721
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (g)	162,000	152,433
		10,808,517
Biotechnology — 0.0% ^
Grifols SA (Spain) 4.75%, 10/15/2028 (a)	400,000	333,120
Broadline Retail — 0.2%
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	1,920,000	1,883,210
Nordstrom, Inc. 4.25%, 8/1/2031	110,000	92,567
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (b)	192,837	150,269
9.75%, 10/1/2027 (a)	22,913	22,913
		2,148,959
Building Products — 0.7%
Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (a)	150,000	144,914
Builders FirstSource, Inc.
5.00%, 3/1/2030 (a)	280,000	264,398
6.38%, 6/15/2032 (a)	865,000	864,863
6.38%, 3/1/2034 (a)	255,000	254,405
EMRLD Borrower LP 6.63%, 12/15/2030 (a)	1,530,000	1,535,355
Griffon Corp. 5.75%, 3/1/2028	85,000	82,238
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	200,000	190,250
Masonite International Corp. 5.38%, 2/1/2028 (a)	250,000	249,062
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	150,000	136,866
Standard Industries, Inc.
4.75%, 1/15/2028 (a)	2,910,000	2,745,403
4.38%, 7/15/2030 (a)	470,000	419,045
Summit Materials LLC 7.25%, 1/15/2031 (a)	249,000	258,388
		7,145,187
Capital Markets — 0.6%
Coinbase Global, Inc. 3.38%, 10/1/2028 (a)	40,000	33,786
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
Goldman Sachs Group, Inc. (The)
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (d) (e) (g)	95,000	92,958
(SOFR + 1.08%), 5.80%, 8/10/2026 (g)	1,150,000	1,156,342
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 7.50%, 2/10/2029 (d) (e) (g)	390,000	410,094
Nasdaq, Inc. 5.35%, 6/28/2028	1,160,000	1,171,633
State Street Corp. Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 6.70%, 3/15/2029 (d) (e) (g)	3,110,000	3,101,582
		5,966,395
Chemicals — 1.2%
Axalta Coating Systems LLC
4.75%, 6/15/2027 (a)	350,000	337,909
3.38%, 2/15/2029 (a)	1,540,000	1,368,582
Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	400,000	288,000
Braskem Netherlands Finance BV (Brazil) 7.25%, 2/13/2033 (a)	400,000	364,280
Celanese US Holdings LLC 1.40%, 8/5/2026	240,000	217,672
Chemours Co. (The)
5.75%, 11/15/2028 (a)	2,220,000	1,947,045
4.63%, 11/15/2029 (a)	75,000	61,671
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	365,000	330,809
INEOS Finance plc (Luxembourg)
6.75%, 5/15/2028 (a)	500,000	488,950
7.50%, 4/15/2029 (a)	200,000	198,520
INEOS Quattro Finance 2 plc (United Kingdom) 9.63%, 3/15/2029 (a)	200,000	210,389
NOVA Chemicals Corp. (Canada)
5.25%, 6/1/2027 (a)	2,420,000	2,241,435
8.50%, 11/15/2028 (a)	200,000	211,171
4.25%, 5/15/2029 (a)	25,000	20,679
9.00%, 2/15/2030 (a)	246,000	246,787
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	20,000	19,400
4.50%, 10/15/2029	2,170,000	1,925,875
4.00%, 4/1/2031	200,000	169,644
SEE NOTES TO FINANCIAL STATEMENTS.

80	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	9,000	7,314
5.13%, 4/1/2029 (a)	220,000	83,529
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	1,360,000	1,291,974
5.63%, 8/15/2029 (a)	1,370,000	1,201,388
		13,233,023
Commercial Services & Supplies — 1.1%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	805,000	713,656
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	845,000	763,669
4.88%, 7/15/2032 (a)	180,000	162,000
Allied Universal Holdco LLC 6.63%, 7/15/2026 (a)	586,000	584,225
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	1,350,000	1,293,737
Brink's Co. (The) 4.63%, 10/15/2027 (a)	335,000	316,572
Garda World Security Corp. 4.63%, 2/15/2027 (a)	240,000	229,237
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	1,530,000	1,485,473
5.13%, 12/15/2026 (a)	25,000	24,454
4.00%, 8/1/2028 (a)	1,045,000	958,131
4.38%, 8/15/2029 (a)	60,000	54,664
6.75%, 1/15/2031 (a)	288,000	294,584
Madison IAQ LLC 4.13%, 6/30/2028 (a)	2,435,000	2,218,185
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	665,000	659,971
3.38%, 8/31/2027 (a)	1,615,000	1,478,517
Stericycle, Inc. 3.88%, 1/15/2029 (a)	250,000	224,979
Williams Scotsman, Inc. 7.38%, 10/1/2031 (a)	150,000	155,603
		11,617,657
Communications Equipment — 0.2%
Ciena Corp. 4.00%, 1/31/2030 (a)	150,000	134,250
CommScope, Inc.
6.00%, 3/1/2026 (a)	1,575,000	1,417,500
8.25%, 3/1/2027 (a)	710,000	310,895
4.75%, 9/1/2029 (a)	625,000	428,125
		2,290,770
Construction & Engineering — 0.2%
Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (f)	477,257	345,835
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Construction & Engineering — continued
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	90,000	82,821
International Airport Finance SA (Ecuador) 12.00%, 3/15/2033 (f)	577,401	593,280
MasTec, Inc. 4.50%, 8/15/2028 (a)	275,000	257,878
Mexico City Airport Trust (Mexico) 5.50%, 10/31/2046 (f)	400,000	331,848
Pike Corp. 8.63%, 1/31/2031 (a)	105,000	110,885
Weekley Homes LLC 4.88%, 9/15/2028 (a)	150,000	139,213
		1,861,760
Construction Materials — 0.0% ^
Knife River Corp. 7.75%, 5/1/2031 (a)	150,000	155,345
Consumer Finance — 1.6%
AerCap Ireland Capital DAC (Ireland)
6.10%, 1/15/2027	335,000	339,186
3.00%, 10/29/2028	810,000	727,839
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (a)	1,140,000	1,103,702
6.38%, 5/4/2028 (a)	365,000	370,385
5.75%, 3/1/2029 (a)	2,060,000	2,030,280
Ford Motor Credit Co. LLC
2.30%, 2/10/2025	1,755,000	1,697,589
4.69%, 6/9/2025	200,000	197,178
5.13%, 6/16/2025	600,000	593,923
3.38%, 11/13/2025	200,000	191,885
4.39%, 1/8/2026	600,000	583,428
6.95%, 6/10/2026	200,000	203,980
4.54%, 8/1/2026	200,000	193,898
4.27%, 1/9/2027	725,000	694,526
4.13%, 8/17/2027	3,505,000	3,317,214
2.90%, 2/10/2029	200,000	174,245
7.20%, 6/10/2030	200,000	210,622
6.05%, 3/5/2031	3,080,000	3,066,048
OneMain Finance Corp.
7.13%, 3/15/2026	220,000	223,573
3.88%, 9/15/2028	840,000	733,902
		16,653,403
Consumer Staples Distribution & Retail — 0.9%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	2,510,000	2,419,745
5.88%, 2/15/2028 (a)	1,370,000	1,350,145
3.50%, 3/15/2029 (a)	835,000	743,950
4.88%, 2/15/2030 (a)	450,000	422,416
Performance Food Group, Inc.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	81

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Staples Distribution & Retail — continued
5.50%, 10/15/2027 (a)	1,420,000	1,390,652
4.25%, 8/1/2029 (a)	1,355,000	1,229,736
Rite Aid Corp.
7.50%, 7/1/2025 (a) (h)	248,000	177,940
8.00%, 11/15/2026 (a) (h)	225,000	162,563
US Foods, Inc.
6.88%, 9/15/2028 (a)	130,000	132,275
4.75%, 2/15/2029 (a)	1,064,000	998,851
4.63%, 6/1/2030 (a)	266,000	243,740
		9,272,013
Containers & Packaging — 1.0%
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (a)	1,420,000	1,310,007
5.25%, 8/15/2027 (a)	1,225,000	888,188
LABL, Inc. 6.75%, 7/15/2026 (a)	1,930,000	1,871,805
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (a)	2,445,000	2,477,560
9.25%, 4/15/2027 (a)	235,000	228,522
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	620,000	618,628
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	2,955,000	2,752,583
TriMas Corp. 4.13%, 4/15/2029 (a)	65,000	59,250
Trivium Packaging Finance BV (Netherlands)
5.50%, 8/15/2026 (a) (i)	650,000	633,878
8.50%, 8/15/2027 (a) (i)	250,000	243,699
		11,084,120
Distributors — 0.0% ^
Ritchie Bros Holdings, Inc. 6.75%, 3/15/2028 (a)	335,000	342,856
Diversified Consumer Services — 0.2%
Service Corp. International 3.38%, 8/15/2030	1,645,000	1,412,266
Wand NewCo 3, Inc. 7.63%, 1/30/2032 (a)	299,000	307,222
		1,719,488
Diversified REITs — 0.1%
VICI Properties LP
4.25%, 12/1/2026 (a)	345,000	330,036
3.75%, 2/15/2027 (a)	395,000	371,576
4.50%, 1/15/2028 (a)	150,000	142,519
3.88%, 2/15/2029 (a)	675,000	615,769
4.63%, 12/1/2029 (a)	37,000	34,451
		1,494,351
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — 2.1%
Altice France SA (France)
8.13%, 2/1/2027 (a)	400,000	367,570
5.13%, 7/15/2029 (a)	250,000	188,786
5.50%, 10/15/2029 (a)	400,000	302,868
CCO Holdings LLC
5.00%, 2/1/2028 (a)	510,000	470,601
5.38%, 6/1/2029 (a)	3,406,000	3,080,276
6.38%, 9/1/2029 (a)	1,105,000	1,038,166
4.75%, 3/1/2030 (a)	5,665,000	4,819,131
4.50%, 8/15/2030 (a)	5,422,000	4,497,657
4.25%, 2/1/2031 (a)	1,754,000	1,410,808
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	1,210,000	1,169,466
5.00%, 5/1/2028 (a)	1,020,000	943,963
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (a)	2,330,000	2,167,791
Level 3 Financing, Inc.
4.63%, 9/15/2027 ‡ (a)	745,000	473,075
4.25%, 7/1/2028 ‡ (a)	450,000	274,500
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	100,000	65,893
4.00%, 2/15/2027 ‡ (a)	1,975,000	1,283,750
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	43,000	41,270
		22,595,571
Electric Utilities — 0.8%
Comision Federal de Electricidad (Mexico) 4.68%, 2/9/2051 (f)	200,000	140,050
Electricidad Firme de Mexico Holdings SA de CV (Mexico) 4.90%, 11/20/2026 (a)	200,000	187,850
Energuate Trust (Guatemala) 5.88%, 5/3/2027 (f)	200,000	190,478
Eskom Holdings SOC Ltd. (South Africa) 7.13%, 2/11/2025 (f)	700,000	696,528
Instituto Costarricense de Electricidad (Costa Rica)
6.75%, 10/7/2031 (a)	200,000	199,370
6.38%, 5/15/2043 (f)	200,000	173,950
Minejesa Capital BV (Indonesia) 4.63%, 8/10/2030 (f)	185,960	176,063
NRG Energy, Inc.
6.63%, 1/15/2027	20,000	19,997
5.75%, 1/15/2028	2,735,000	2,693,983
5.25%, 6/15/2029 (a)	145,000	137,414
3.63%, 2/15/2031 (a)	570,000	479,275
SEE NOTES TO FINANCIAL STATEMENTS.

82	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Tierra Mojada Luxembourg II SARL (Mexico) 5.75%, 12/1/2040 (f)	180,934	161,976
Trinidad Generation UnLtd (Trinidad And Tobago) 5.25%, 11/4/2027 (f)	200,000	194,960
Vistra Operations Co. LLC
5.13%, 5/13/2025 (a)	284,000	281,659
5.63%, 2/15/2027 (a)	800,000	779,559
5.00%, 7/31/2027 (a)	2,128,000	2,039,719
		8,552,831
Electrical Equipment — 0.1%
Regal Rexnord Corp.
6.05%, 4/15/2028 (a)	410,000	412,575
6.30%, 2/15/2030 (a)	219,000	222,990
6.40%, 4/15/2033 (a)	97,000	99,585
		735,150
Electronic Equipment, Instruments & Components — 0.3%
Coherent Corp. 5.00%, 12/15/2029 (a)	1,412,000	1,316,690
Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	2,475,000	2,116,496
		3,433,186
Energy Equipment & Services — 0.1%
Archrock Partners LP 6.88%, 4/1/2027 (a)	390,000	388,037
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (f)	171,358	154,436
Nabors Industries, Inc. 7.38%, 5/15/2027 (a)	235,000	234,135
Precision Drilling Corp. (Canada)
7.13%, 1/15/2026 (a)	288,000	287,630
6.88%, 1/15/2029 (a)	225,000	222,247
Transocean, Inc. 8.75%, 2/15/2030 (a)	238,500	244,898
		1,531,383
Entertainment — 0.6%
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	175,000	172,805
6.50%, 5/15/2027 (a)	1,890,000	1,906,267
4.75%, 10/15/2027 (a)	3,105,000	2,972,774
3.75%, 1/15/2028 (a)	140,000	128,856
Warnermedia Holdings, Inc. 3.76%, 3/15/2027	720,000	681,292
WMG Acquisition Corp.
3.75%, 12/1/2029 (a)	198,000	175,353
3.88%, 7/15/2030 (a)	307,000	270,927
		6,308,274
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Financial Services — 0.4%
Block, Inc. 3.50%, 6/1/2031	1,535,000	1,309,468
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.88%, 12/15/2052 (g)	500,000	499,190
Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (a)	425,000	401,216
NCR Atleos Corp. 9.50%, 4/1/2029 (a)	929,000	982,692
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	295,000	271,400
3.63%, 3/1/2029 (a)	1,353,000	1,200,161
		4,664,127
Food Products — 0.6%
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	1,925,000	1,744,192
Minerva Luxembourg SA (Brazil) 8.88%, 9/13/2033 (a)	300,000	314,940
Post Holdings, Inc.
5.63%, 1/15/2028 (a)	993,000	974,779
5.50%, 12/15/2029 (a)	217,000	207,630
4.63%, 4/15/2030 (a)	2,685,000	2,443,015
6.25%, 2/15/2032 (a)	171,000	171,884
Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026 (a)	200,000	191,081
		6,047,521
Gas Utilities — 0.1%
AmeriGas Partners LP
5.88%, 8/20/2026	345,000	334,351
5.75%, 5/20/2027	615,000	581,419
9.38%, 6/1/2028 (a)	262,000	265,930
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	150,000	135,750
		1,317,450
Ground Transportation — 0.8%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	225,000	214,391
4.75%, 4/1/2028 (a)	1,470,000	1,331,630
8.00%, 2/15/2031 (a)	750,000	724,069
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (a)	1,204,000	1,233,769
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	180,000	156,600
Hertz Corp. (The)
4.63%, 12/1/2026 (a)	100,000	88,521
5.00%, 12/1/2029 (a)	2,285,000	1,750,559
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	83

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Ground Transportation — continued
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	105,000	97,969
RXO, Inc. 7.50%, 11/15/2027 (a)	350,000	361,375
Transnet SOC Ltd. (South Africa) 8.25%, 2/6/2028 (a)	200,000	198,875
Uber Technologies, Inc.
7.50%, 9/15/2027 (a)	1,535,000	1,570,302
4.50%, 8/15/2029 (a)	715,000	669,475
XPO, Inc. 6.25%, 6/1/2028 (a)	425,000	425,956
		8,823,491
Health Care Equipment & Supplies — 0.7%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	2,545,000	2,402,183
Hologic, Inc.
4.63%, 2/1/2028 (a)	150,000	143,716
3.25%, 2/15/2029 (a)	1,404,000	1,251,817
Medline Borrower LP
3.88%, 4/1/2029 (a)	2,450,000	2,196,751
5.25%, 10/1/2029 (a)	1,300,000	1,202,482
		7,196,949
Health Care Providers & Services — 1.6%
180 Medical, Inc. (United Kingdom) 3.88%, 10/15/2029 (a)	200,000	179,000
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	440,000	425,344
5.00%, 4/15/2029 (a)	185,000	174,825
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	1,504,000	1,489,050
5.63%, 3/15/2027 (a)	645,000	590,127
6.00%, 1/15/2029 (a)	610,000	524,600
4.75%, 2/15/2031 (a)	255,000	194,045
DaVita, Inc.
4.63%, 6/1/2030 (a)	340,000	299,080
3.75%, 2/15/2031 (a)	1,965,000	1,612,435
Encompass Health Corp.
4.50%, 2/1/2028	1,225,000	1,159,173
4.75%, 2/1/2030	845,000	783,889
4.63%, 4/1/2031	350,000	316,807
McKesson Corp. 5.25%, 2/15/2026	395,000	395,005
Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	629,000	561,988
Tenet Healthcare Corp.
4.88%, 1/1/2026	680,000	679,297
6.25%, 2/1/2027	297,000	296,295
5.13%, 11/1/2027	3,685,000	3,607,121
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
4.63%, 6/15/2028	2,670,000	2,541,225
6.13%, 6/15/2030	373,000	369,404
6.75%, 5/15/2031 (a)	659,000	664,766
		16,863,476
Health Care Technology — 0.1%
IQVIA, Inc. 5.00%, 5/15/2027 (a)	950,000	924,861
Hotel & Resort REITs — 0.3%
RHP Hotel Properties LP
4.75%, 10/15/2027	2,725,000	2,602,375
4.50%, 2/15/2029 (a)	190,000	176,611
		2,778,986
Hotels, Restaurants & Leisure — 1.8%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	1,195,000	1,114,672
4.00%, 10/15/2030 (a)	455,000	399,674
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	375,000	344,765
Caesars Entertainment, Inc.
8.13%, 7/1/2027 (a)	930,000	954,911
4.63%, 10/15/2029 (a)	315,000	287,594
6.50%, 2/15/2032 (a)	321,000	323,402
Carnival Corp. 5.75%, 3/1/2027 (a)	55,000	54,311
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (a)	1,365,000	1,489,166
Cedar Fair LP
5.50%, 5/1/2025 (a)	750,000	747,486
5.25%, 7/15/2029	190,000	179,470
Hilton Domestic Operating Co., Inc. 3.75%, 5/1/2029 (a)	870,000	790,245
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	1,175,000	1,146,399
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (a)	150,000	136,064
MGM Resorts International
6.75%, 5/1/2025	1,505,000	1,507,095
5.75%, 6/15/2025	575,000	574,189
4.63%, 9/1/2026	220,000	213,290
5.50%, 4/15/2027	60,000	58,764
Royal Caribbean Cruises Ltd.
11.63%, 8/15/2027 (a)	1,134,000	1,226,589
8.25%, 1/15/2029 (a)	663,000	702,780
9.25%, 1/15/2029 (a)	215,000	231,274
6.25%, 3/15/2032 (a) (j)	322,000	322,860
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	815,000	797,681
SEE NOTES TO FINANCIAL STATEMENTS.

84	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	15,000	15,035
Station Casinos LLC 4.50%, 2/15/2028 (a)	845,000	787,892
Studio City Finance Ltd. (Macau)
6.50%, 1/15/2028 (f)	200,000	189,250
5.00%, 1/15/2029 (f)	200,000	174,500
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	775,000	777,798
Wynn Macau Ltd. (Macau) 5.63%, 8/26/2028 (f)	200,000	187,366
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	2,820,000	2,660,118
Yum! Brands, Inc. 4.75%, 1/15/2030 (a)	1,050,000	996,093
		19,390,733
Household Durables — 0.5%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	535,000	532,887
Newell Brands, Inc.
4.88%, 6/1/2025	110,000	107,672
5.20%, 4/1/2026 (i)	2,205,000	2,141,190
6.37%, 4/1/2036 (i)	150,000	131,746
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	2,590,000	2,321,530
		5,235,025
Household Products — 0.3%
Central Garden & Pet Co.
5.13%, 2/1/2028	325,000	313,227
4.13%, 10/15/2030	450,000	399,766
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	842,000	769,881
4.38%, 3/31/2029 (a)	1,417,000	1,255,433
Spectrum Brands, Inc.
5.00%, 10/1/2029 (a)	620,000	601,400
3.88%, 3/15/2031 (a)	470,000	446,390
		3,786,097
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp. 4.63%, 2/1/2029 (a)	795,000	731,622
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (f)	280,000	274,960
		1,006,582
IT Services — 0.0% ^
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	150,000	144,169
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Leisure Products — 0.1%
Mattel, Inc. 5.88%, 12/15/2027 (a)	530,000	530,337
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	185,000	182,687
		713,024
Machinery — 0.2%
ATS Corp. (Canada) 4.13%, 12/15/2028 (a)	150,000	136,898
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	960,000	990,251
Hillenbrand, Inc. 3.75%, 3/1/2031	150,000	127,875
Terex Corp. 5.00%, 5/15/2029 (a)	80,000	74,704
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	200,000	192,109
Trinity Industries, Inc. 7.75%, 7/15/2028 (a)	150,000	154,568
Wabash National Corp. 4.50%, 10/15/2028 (a)	150,000	137,250
		1,813,655
Marine Transportation — 0.0% ^
MV24 Capital BV (Brazil) 6.75%, 6/1/2034 (f)	161,272	151,431
Media — 4.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	2,500,000	2,020,300
5.38%, 4/1/2038	100,000	86,154
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	1,710,000	1,598,919
7.75%, 4/15/2028 (a)	522,000	451,245
9.00%, 9/15/2028 (a)	2,015,000	2,101,645
CSC Holdings LLC
5.38%, 2/1/2028 (a)	300,000	261,489
6.50%, 2/1/2029 (a)	3,010,000	2,623,727
Directv Financing LLC 5.88%, 8/15/2027 (a)	2,480,000	2,340,797
Discovery Communications LLC 4.95%, 5/15/2042	60,000	47,274
DISH DBS Corp.
5.88%, 11/15/2024	7,161,000	6,767,145
7.75%, 7/1/2026	1,585,000	1,010,437
5.25%, 12/1/2026 (a)	254,000	202,882
DISH Network Corp. 11.75%, 11/15/2027 (a)	2,217,000	2,311,396
GCI LLC 4.75%, 10/15/2028 (a)	453,000	406,463
Gray Television, Inc.
7.00%, 5/15/2027 (a)	480,000	433,776
4.75%, 10/15/2030 (a)	979,000	630,813
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	85

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
5.38%, 11/15/2031 (a)	1,443,000	933,484
iHeartCommunications, Inc.
6.38%, 5/1/2026	860,000	732,277
5.25%, 8/15/2027 (a)	2,710,000	2,008,787
Lamar Media Corp. 4.88%, 1/15/2029	140,000	132,650
Midcontinent Communications 5.38%, 8/15/2027 (a)	190,000	180,025
News Corp.
3.88%, 5/15/2029 (a)	1,600,000	1,446,102
5.13%, 2/15/2032 (a)	150,000	139,740
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	2,795,000	2,648,764
4.75%, 11/1/2028 (a)	1,005,000	892,391
Outfront Media Capital LLC
4.25%, 1/15/2029 (a)	350,000	314,352
4.63%, 3/15/2030 (a)	150,000	133,141
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.38%, 3/30/2062 (g)	151,000	130,993
Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	280,000	204,611
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	1,610,000	1,533,730
4.00%, 7/15/2028 (a)	1,280,000	1,153,172
5.50%, 7/1/2029 (a)	2,380,000	2,250,659
Stagwell Global LLC 5.63%, 8/15/2029 (a)	1,040,000	928,512
TEGNA, Inc.
4.63%, 3/15/2028	665,000	597,037
5.00%, 9/15/2029	770,000	677,600
Univision Communications, Inc.
8.00%, 8/15/2028 (a)	1,780,000	1,789,505
7.38%, 6/30/2030 (a)	285,000	275,273
Videotron Ltd. (Canada)
5.13%, 4/15/2027 (a)	1,560,000	1,528,562
3.63%, 6/15/2029 (a)	150,000	134,748
		44,060,577
Metals & Mining — 0.4%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	200,000	196,556
6.13%, 5/15/2028 (a)	200,000	200,037
ATI, Inc.
5.88%, 12/1/2027	375,000	367,387
4.88%, 10/1/2029	25,000	22,956
7.25%, 8/15/2030	150,000	154,180
Big River Steel LLC 6.63%, 1/31/2029 (a)	55,000	55,327
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
Cleveland-Cliffs, Inc. 4.63%, 3/1/2029 (a)	420,000	385,584
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (f)	400,000	387,016
FMG Resources August 2006 Pty. Ltd. (Australia) 4.38%, 4/1/2031 (a)	565,000	506,325
Nexa Resources SA (Brazil) 5.38%, 5/4/2027 (f)	200,000	193,075
Novelis Corp.
4.75%, 1/30/2030 (a)	1,784,000	1,629,163
3.88%, 8/15/2031 (a)	411,000	347,812
		4,445,418
Oil, Gas & Consumable Fuels — 4.5%
AI Candelaria Spain SA (Colombia)
7.50%, 12/15/2028 (f)	247,500	238,605
5.75%, 6/15/2033 (a)	250,000	197,000
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	30,000	30,644
5.75%, 3/1/2027 (a)	495,000	484,327
5.75%, 1/15/2028 (a)	1,965,000	1,926,356
5.38%, 6/15/2029 (a)	585,000	556,398
Antero Resources Corp.
8.38%, 7/15/2026 (a)	20,000	20,733
7.63%, 2/1/2029 (a)	270,000	278,082
5.38%, 3/1/2030 (a)	710,000	676,632
Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (a)	382,000	381,741
Bapco Energies BSCC (Bahrain) 7.50%, 10/25/2027 (f)	500,000	516,719
Baytex Energy Corp. (Canada)
8.75%, 4/1/2027 (a)	200,000	207,470
8.50%, 4/30/2030 (a)	840,000	873,440
Blue Racer Midstream LLC 7.63%, 12/15/2025 (a)	150,000	151,315
BP Capital Markets plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (g)	75,000	70,781
Buckeye Partners LP
3.95%, 12/1/2026	1,207,000	1,141,460
4.13%, 12/1/2027	170,000	158,219
4.50%, 3/1/2028 (a)	200,000	185,942
California Resources Corp. 7.13%, 2/1/2026 (a)	100,000	100,527
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	2,245,000	2,253,395
Chord Energy Corp. 6.38%, 6/1/2026 (a)	575,000	575,719
SEE NOTES TO FINANCIAL STATEMENTS.

86	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Civitas Resources, Inc.
8.38%, 7/1/2028 (a)	550,000	575,533
8.63%, 11/1/2030 (a)	1,060,000	1,134,286
8.75%, 7/1/2031 (a)	567,000	602,988
Columbia Pipelines Holding Co. LLC 6.04%, 8/15/2028 (a)	390,000	397,199
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	110,000	101,468
5.88%, 1/15/2030 (a)	1,845,000	1,613,287
Crescent Energy Finance LLC 9.25%, 2/15/2028 (a)	945,000	988,935
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	1,760,000	1,608,192
Ecopetrol SA (Colombia)
8.63%, 1/19/2029	140,000	148,260
4.63%, 11/2/2031	100,000	82,603
8.88%, 1/13/2033	480,000	504,480
8.38%, 1/19/2036	252,000	252,504
Enbridge, Inc. (Canada) Series NC5, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.79%), 8.25%, 1/15/2084 (g)	305,000	316,399
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	175,000	174,719
Energian Israel Finance Ltd. (Israel)
4.88%, 3/30/2026 (f)	300,000	281,766
5.38%, 3/30/2028 (f)	50,000	44,820
Energy Transfer LP
3.90%, 5/15/2024 (i)	1,155,000	1,150,809
5.75%, 4/1/2025	125,000	124,794
5.63%, 5/1/2027 (a)	535,000	530,196
8.00%, 4/1/2029 (a)	180,000	186,707
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.02%), 8.00%, 5/15/2054 (g)	1,000,000	1,039,000
EQM Midstream Partners LP
6.00%, 7/1/2025 (a)	98,000	97,866
6.50%, 7/1/2027 (a)	955,000	964,551
5.50%, 7/15/2028	435,000	426,632
7.50%, 6/1/2030 (a)	170,000	180,685
4.75%, 1/15/2031 (a)	325,000	302,222
Genesis Energy LP
8.00%, 1/15/2027	1,380,000	1,389,547
8.25%, 1/15/2029	107,000	108,785
Greenko Solar Mauritius Ltd. (India) 5.55%, 1/29/2025 (f)	200,000	197,120
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Greenko Wind Projects Mauritius Ltd. (India) 5.50%, 4/6/2025 (f)	200,000	196,810
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	280,000	284,945
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	1,660,000	1,636,511
5.13%, 6/15/2028 (a)	30,000	28,823
4.25%, 2/15/2030 (a)	450,000	409,766
Howard Midstream Energy Partners LLC
6.75%, 1/15/2027 (a)	90,000	89,658
8.88%, 7/15/2028 (a)	150,000	158,062
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	732,000	713,271
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (f)	450,000	440,437
6.50%, 6/30/2027 (f)	150,000	143,638
6.75%, 6/30/2030 (f)	50,000	45,750
Medco Bell Pte. Ltd. (Indonesia) 6.38%, 1/30/2027 (f)	200,000	194,666
NGL Energy Operating LLC
8.13%, 2/15/2029 (a)	511,000	515,817
8.38%, 2/15/2032 (a)	259,000	263,088
NuStar Logistics LP
6.00%, 6/1/2026	150,000	148,282
5.63%, 4/28/2027	510,000	504,752
6.38%, 10/1/2030	565,000	566,599
Permian Resources Operating LLC
5.88%, 7/1/2029 (a)	335,000	327,348
9.88%, 7/15/2031 (a)	1,060,000	1,173,950
Peru LNG Srl (Peru) 5.38%, 3/22/2030 (f)	1,100,000	938,927
Petroleos Mexicanos (Mexico)
4.25%, 1/15/2025	200,000	194,872
6.88%, 10/16/2025	400,000	394,160
4.50%, 1/23/2026	200,000	186,200
6.88%, 8/4/2026	250,000	240,850
6.50%, 3/13/2027	400,000	373,060
5.35%, 2/12/2028	300,000	260,493
5.95%, 1/28/2031	330,000	256,212
10.00%, 2/7/2033	1,450,000	1,404,905
6.38%, 1/23/2045	410,000	254,712
7.69%, 1/23/2050	500,000	344,425
Range Resources Corp.
8.25%, 1/15/2029	898,000	936,855
4.75%, 2/15/2030 (a)	158,000	146,783
Rockies Express Pipeline LLC
3.60%, 5/15/2025 (a)	200,000	193,914
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	87

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
4.80%, 5/15/2030 (a)	150,000	138,937
SM Energy Co.
6.75%, 9/15/2026	430,000	427,598
6.50%, 7/15/2028	150,000	150,187
Southwestern Energy Co.
8.38%, 9/15/2028	160,000	166,400
5.38%, 2/1/2029	465,000	449,380
5.38%, 3/15/2030	565,000	540,016
Sunoco LP
4.50%, 5/15/2029	670,000	618,911
4.50%, 4/30/2030	565,000	514,083
Tallgrass Energy Partners LP
6.00%, 3/1/2027 (a)	65,000	64,155
5.50%, 1/15/2028 (a)	760,000	722,000
6.00%, 12/31/2030 (a)	470,000	437,066
6.00%, 9/1/2031 (a)	150,000	137,405
Targa Resources Partners LP 6.50%, 7/15/2027	285,000	287,959
Transcanada Trust (Canada) (SOFR + 4.42%), 5.50%, 9/15/2079 (g)	100,000	89,418
Venture Global LNG, Inc.
8.13%, 6/1/2028 (a)	1,312,000	1,332,869
9.50%, 2/1/2029 (a)	355,000	378,506
9.88%, 2/1/2032 (a)	355,000	373,773
Vital Energy, Inc. 10.13%, 1/15/2028	1,135,000	1,187,919
		48,536,981
Paper & Forest Products — 0.0% ^
Suzano Austria GmbH (Brazil) 7.00%, 3/16/2047 (f)	200,000	207,220
Passenger Airlines — 0.4%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	2,707,500	2,682,681
5.75%, 4/20/2029 (a)	640,000	625,887
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	234,394	234,452
United Airlines, Inc. 4.38%, 4/15/2026 (a)	760,000	731,473
		4,274,493
Personal Care Products — 0.3%
Coty, Inc.
5.00%, 4/15/2026 (a)	519,000	508,620
4.75%, 1/15/2029 (a)	210,000	196,613
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Personal Care Products — continued
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	2,235,000	2,181,941
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	390,000	376,958
		3,264,132
Pharmaceuticals — 0.9%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	1,065,000	1,001,214
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	2,490,000	2,317,219
9.00%, 12/15/2025 (a)	1,685,000	1,602,671
5.75%, 8/15/2027 (a)	715,000	430,839
5.00%, 2/15/2029 (a)	450,000	196,934
5.25%, 1/30/2030 (a)	70,000	30,196
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (a)	50,000	49,228
3.13%, 2/15/2029 (a)	175,000	169,003
Cheplapharm Arzneimittel GmbH (Germany) 5.50%, 1/15/2028 (a)	250,000	235,000
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (i)	620,000	624,622
Jazz Securities DAC 4.38%, 1/15/2029 (a)	200,000	184,257
Organon & Co.
4.13%, 4/30/2028 (a)	2,370,000	2,168,219
5.13%, 4/30/2031 (a)	400,000	342,848
		9,352,250
Professional Services — 0.0% ^
TriNet Group, Inc. 7.13%, 8/15/2031 (a)	150,000	152,796
Real Estate Management & Development — 0.0% ^
Realogy Group LLC
5.75%, 1/15/2029 (a)	218,000	162,159
5.25%, 4/15/2030 (a)	275,000	192,619
		354,778
Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	365,000	366,938
Entegris, Inc.
4.38%, 4/15/2028 (a)	290,000	270,983
4.75%, 4/15/2029 (a)	445,000	419,603
3.63%, 5/1/2029 (a)	35,000	30,975
5.95%, 6/15/2030 (a)	1,355,000	1,328,651
SEE NOTES TO FINANCIAL STATEMENTS.

88	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — continued
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	790,000	722,479
Synaptics, Inc. 4.00%, 6/15/2029 (a)	150,000	134,341
		3,273,970
Software — 0.8%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	175,000	171,670
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (a)	975,000	872,895
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	1,910,000	1,743,516
NCR Voyix Corp. 5.13%, 4/15/2029 (a)	3,630,000	3,365,646
RingCentral, Inc. 8.50%, 8/15/2030 (a)	295,000	304,998
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	2,150,000	2,093,670
		8,552,395
Specialized REITs — 0.1%
Iron Mountain, Inc. 5.00%, 7/15/2028 (a)	115,000	108,875
SBA Communications Corp. 3.88%, 2/15/2027	1,065,000	1,004,921
		1,113,796
Specialty Retail — 1.1%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	65,000	60,613
4.63%, 11/15/2029 (a)	1,700,000	1,548,605
4.75%, 3/1/2030	70,000	63,702
Bath & Body Works, Inc.
7.50%, 6/15/2029	105,000	108,109
6.75%, 7/1/2036	115,000	113,024
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	660,000	557,492
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	230,000	209,944
Lithia Motors, Inc.
3.88%, 6/1/2029 (a)	1,130,000	1,008,525
4.38%, 1/15/2031 (a)	150,000	133,092
Penske Automotive Group, Inc. 3.75%, 6/15/2029	304,000	269,264
PetSmart, Inc. 4.75%, 2/15/2028 (a)	3,525,000	3,303,999
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	813,000	717,423
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	1,486,000	1,385,962
6.13%, 7/1/2029 (a)	45,000	41,963
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Specialty Retail — continued
6.00%, 12/1/2029 (a)	289,000	269,061
Staples, Inc. 7.50%, 4/15/2026 (a)	1,900,000	1,826,688
		11,617,466
Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman
4.09%, 6/1/2029	430,000	392,386
8.25%, 12/15/2029 (a)	345,000	369,670
8.50%, 7/15/2031 (a)	42,000	45,411
		807,467
Textiles, Apparel & Luxury Goods — 0.0% ^
William Carter Co. (The) 5.63%, 3/15/2027 (a)	150,000	147,161
Tobacco — 0.0% ^
BAT International Finance plc (United Kingdom) 4.45%, 3/16/2028	310,000	298,960
Trading Companies & Distributors — 0.9%
Air Lease Corp. 5.85%, 12/15/2027	540,000	546,692
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	1,040,000	1,017,845
Imola Merger Corp. 4.75%, 5/15/2029 (a)	2,990,000	2,770,534
United Rentals North America, Inc. 4.88%, 1/15/2028	1,616,000	1,559,917
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	2,070,000	2,082,368
7.25%, 6/15/2028 (a)	810,000	827,768
6.38%, 3/15/2029 (a) (j)	548,000	548,050
6.63%, 3/15/2032 (a) (j)	320,000	320,105
		9,673,279
Wireless Telecommunication Services — 0.1%
Altice France Holding SA 10.50%, 5/15/2027 (a)	400,000	261,306
Millicom International Cellular SA (Guatemala) 5.13%, 1/15/2028 (f)	180,000	171,410
Sprint LLC 7.13%, 6/15/2024	25,000	25,066
United States Cellular Corp. 6.70%, 12/15/2033	150,000	147,586
Vodafone Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.13%, 6/4/2081 (g)	100,000	85,406
		690,774
Total Corporate Bonds (Cost $385,083,128)		385,069,574
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	89

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — 21.8%
1211 Avenue of the Americas Trust Series 2015-1211, Class C, 4.14%, 8/10/2035 (a) (k)	935,000	885,077
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A, 3.22%, 4/14/2033 (a)	500,000	480,827
Series 2015-200P, Class C, 3.60%, 4/14/2033 (a) (k)	1,000,000	952,889
Series 2015-200P, Class D, 3.60%, 4/14/2033 (a) (k)	2,507,500	2,375,128
Banc of America Re-Remic Trust Series 2024-FRR1, Class C, 0.00%, 4/27/2049 ‡ (a)	3,000,000	1,605,426
BANK
Series 2022-BNK39, Class XA, IO, 0.42%, 2/15/2055 (k)	8,054,040	209,362
Series 2019-BN20, Class D, 2.50%, 9/15/2062 (a)	700,000	460,134
Series 2020-BN28, Class XA, IO, 1.76%, 3/15/2063 (k)	4,123,656	355,177
Series 2020-BN26, Class E, 2.50%, 3/15/2063 (a)	320,000	169,844
BANK5 Series 2023-5YR3, Class A2, 6.26%, 9/15/2056	5,799,075	5,995,348
BBCMS Mortgage Trust
Series 2021-C11, Class XB, IO, 0.96%, 9/15/2054 (k)	4,500,000	272,695
Series 2023-C20, Class XA, IO, 0.85%, 7/15/2056 (k)	13,289,751	708,978
Series 2023-C21, Class A5, 6.00%, 9/15/2056 (k)	1,350,000	1,433,082
Series 2023-C22, Class A5, 6.80%, 11/15/2056 (k)	2,900,000	3,258,524
Series 2023-5C23, Class A3, 6.68%, 12/15/2056 (k)	4,350,000	4,603,228
Benchmark Mortgage Trust
Series 2021-B26, Class ASB, 2.26%, 6/15/2054	800,000	718,707
Series 2022-B33, Class A5, 3.46%, 3/15/2055	800,000	706,163
Series 2022-B36, Class A5, 4.47%, 7/15/2055 (k)	800,000	761,645
Series 2022-B37, Class A5, 5.75%, 11/15/2055 (k)	604,000	631,692
Series 2023-V3, Class A3, 6.36%, 7/15/2056 (k)	200,000	208,877
Series 2024-V5, Class A3, 5.81%, 1/10/2057	440,549	452,486
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2024-V5, Class C, 6.97%, 1/10/2057 (k)	300,000	306,470
BHMS Series 2018-ATLS, Class A, 6.86%, 7/15/2035 (a) (k)	2,580,000	2,571,787
BMO Mortgage Trust
Series 2024-5C3, Class A3, 5.74%, 2/15/2057	2,420,000	2,472,927
Series 2024-5C3, Class C, 6.86%, 2/15/2057 (k)	700,000	702,392
BX Series 2021-MFM1, Class A, 6.13%, 1/15/2034 (a) (k)	536,383	532,360
BX Commercial Mortgage Trust
Series 2021-21M, Class A, 6.16%, 10/15/2036 (a) (k)	337,457	334,294
Series 2021-VINO, Class A, 6.08%, 5/1/2038 (a) (k)	272,098	269,388
Series 2021-ACNT, Class A, 6.28%, 11/15/2038 (a) (k)	837,199	831,705
BX Trust
Series 2022-LBA6, Class A, 6.32%, 1/15/2039 (a) (k)	155,000	153,838
Series 2024-MF, Class A, 6.74%, 2/15/2039 (a) (k)	1,970,000	1,966,297
Series 2024-MF, Class B, 6.99%, 2/15/2039 (a) (k)	800,000	797,999
CD Mortgage Trust
Series 2018-CD7, Class C, 4.84%, 8/15/2051 (k)	580,000	514,751
Series 2019-CD8, Class E, 3.00%, 8/15/2057 (a)	3,800,000	1,889,324
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class B, 4.34%, 10/10/2047 (k)	3,588,000	3,436,270
Series 2018-C5, Class XA, IO, 0.67%, 6/10/2051 (k)	1,475,072	35,919
Series 2018-C6, Class XA, IO, 0.75%, 11/10/2051 (k)	2,068,232	60,368
Series 2015-GC33, Class D, 3.17%, 9/10/2058	3,500,000	2,088,046
Series 2015-GC33, Class B, 4.57%, 9/10/2058 (k)	4,082,000	3,680,336
Commercial Mortgage Trust
Series 2014-CR14, Class C, 3.74%, 2/10/2047 (k)	2,967,820	2,709,624
Series 2014-CR15, Class C, 4.14%, 2/10/2047 (k)	1,000,000	920,002
Series 2014-UBS5, Class C, 4.60%, 9/10/2047 (k)	2,300,000	2,086,222
SEE NOTES TO FINANCIAL STATEMENTS.

90	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2015-CR22, Class D, 4.07%, 3/10/2048 (a) (k)	500,000	422,097
Series 2015-LC23, Class E, 3.55%, 10/10/2048 (a) (k)	3,000,000	2,474,334
Series 2015-PC1, Class B, 4.28%, 7/10/2050 (k)	65,000	61,153
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 6.35%, 5/15/2036 (a) (k)	588,536	588,541
CSAIL Commercial Mortgage Trust Series 2015-C2, Class C, 4.17%, 6/15/2057 (k)	4,250,000	3,707,807
FHLMC
Series K-153, Class X1, IO, 0.44%, 12/25/2032 (k)	16,499,284	561,731
Series 2023-MN7, Class M1, 8.92%, 9/25/2043 (a) (k)	897,896	901,131
Series 2023-MN7, Class M2, 11.02%, 9/25/2043 (a) (k)	750,000	768,593
Series 2023-MN7, Class B1, 14.17%, 9/25/2043 (a) (k)	500,000	489,653
FHLMC Multiclass Certificates
Series 2020-RR12, Class X, IO, 2.10%, 10/27/2027 (k)	2,000,000	118,822
Series 2020-RR06, Class AX, IO, 1.88%, 10/27/2028 (k)	2,000,000	125,451
Series 2020-RR14, Class X, IO, 2.13%, 3/27/2034 (k)	2,500,000	363,348
Series 2021-RR16, Class X, IO, 0.96%, 10/27/2034 (k)	5,600,000	409,952
Series 2023-RR21, Class X, IO, 3.39%, 4/27/2036 (k)	18,000,000	4,162,500
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class B1, 10.82%, 7/25/2041 (a) (k)	200,000	158,388
Series 2021-MN1, Class M2, 9.07%, 1/25/2051 (a) (k)	3,000,000	2,945,884
Series 2021-MN3, Class M2, 9.32%, 11/25/2051 (a) (k)	4,700,000	4,523,917
Series 2021-MN3, Class B1, 12.17%, 11/25/2051 (a) (k)	1,750,000	1,558,438
FHLMC, Multifamily Structured Pass-Through Certificates
Series K107, Class X1, IO, 1.59%, 1/25/2030 (k)	10,826,655	816,741
Series K-1513, Class X3, IO, 2.93%, 12/25/2037 (k)	4,500,000	931,791
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FHLMC, Multi-Family Structured Pass-Through Certificates
Series K038, Class X1, IO, 0.92%, 3/25/2024 (k)	10,193,698	519
Series KC06, Class X1, IO, 0.88%, 6/25/2026 (k)	5,531,522	46,176
Series K738, Class X1, IO, 1.51%, 1/25/2027 (k)	44,314,104	1,527,131
Series K063, Class X3, IO, 2.08%, 2/25/2027 (k)	11,342,000	625,999
Series K740, Class X1, IO, 0.74%, 9/25/2027 (k)	15,702,221	347,715
Series K072, Class X1, IO, 0.36%, 12/25/2027 (k)	15,255,199	188,431
Series K742, Class X1, IO, 0.78%, 3/25/2028 (k)	2,759,686	55,963
Series K742, Class X3, IO, 2.59%, 4/25/2028 (k)	5,000,000	439,422
Series K743, Class X1, IO, 0.92%, 5/25/2028 (k)	1,647,227	53,584
Series K078, Class X1, IO, 0.08%, 6/25/2028 (k)	62,267,710	298,231
Series K745, Class X1, IO, 0.67%, 8/25/2028 (k)	15,903,635	391,889
Series K082, Class X1, IO, 0.01%, 9/25/2028 (k)	196,488,494	518,494
Series K083, Class X1, IO, 0.04%, 9/25/2028 (k)	132,322,498	450,571
Series K086, Class X1, IO, 0.24%, 11/25/2028 (k)	51,234,788	559,059
Series K084, Class X3, IO, 2.24%, 11/25/2028 (k)	751,485	67,570
Series K091, Class X1, IO, 0.56%, 3/25/2029 (k)	8,791,116	213,315
Series K096, Class X3, IO, 2.04%, 7/25/2029 (k)	8,380,000	736,466
Series K100, Class X1, IO, 0.65%, 9/25/2029 (k)	54,704,358	1,639,856
Series K090, Class X3, IO, 2.31%, 10/25/2029 (k)	5,000,000	507,853
Series K104, Class X1, IO, 1.12%, 1/25/2030 (k)	9,291,844	478,270
Series K109, Class X1, IO, 1.58%, 4/25/2030 (k)	13,841,940	1,046,934
Series K110, Class X1, IO, 1.70%, 4/25/2030 (k)	8,834,648	697,808
Series K115, Class X1, IO, 1.32%, 6/25/2030 (k)	7,950,381	524,117
Series K119, Class X1, IO, 0.93%, 9/25/2030 (k)	7,330,887	344,585
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	91

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K120, Class X1, IO, 1.04%, 10/25/2030 (k)	21,699,422	1,127,042
Series K123, Class X1, IO, 0.77%, 12/25/2030 (k)	18,385,414	741,383
Series K129, Class X3, IO, 3.16%, 5/25/2031 (k)	8,000,000	1,396,974
Series K131, Class X1, IO, 0.73%, 7/25/2031 (k)	11,970,163	518,509
Series K133, Class X1, IO, 0.35%, 9/25/2031 (k)	7,463,690	160,893
Series K-152, Class A1, 3.78%, 1/25/2032	1,190,318	1,130,137
Series K-161, Class A1, 5.08%, 7/25/2032	3,480,000	3,535,544
Series K-1514, Class X1, IO, 0.58%, 10/25/2034 (k)	1,186,677	51,219
Series Q012, Class X, IO, 4.07%, 9/25/2035 (k)	404,489	69,435
Series K-1518, Class X1, IO, 0.86%, 10/25/2035 (k)	10,503,064	690,884
Series K-1520, Class X1, IO, 0.47%, 2/25/2036 (k)	412,265	15,590
Series K067, Class X3, IO, 2.11%, 9/25/2044 (k)	15,000,000	972,750
Series K068, Class X3, IO, 2.06%, 10/25/2044 (k)	12,000,000	771,937
Series K060, Class X3, IO, 1.90%, 12/25/2044 (k)	11,950,000	547,128
Series K062, Class X3, IO, 2.08%, 1/25/2045 (k)	15,000,000	798,234
Series K730, Class X3, IO, 2.03%, 2/25/2045 (k)	25,000,000	433,883
Series K065, Class X3, IO, 2.19%, 7/25/2045 (k)	8,509,531	530,421
Series K066, Class X3, IO, 2.16%, 8/25/2045 (k)	25,000,000	1,636,260
Series K071, Class X3, IO, 2.01%, 11/25/2045 (k)	8,700,000	575,009
Series K085, Class X3, IO, 2.31%, 12/25/2045 (k)	1,850,000	164,523
Series K097, Class X3, IO, 2.02%, 9/25/2046 (k)	3,000,000	266,465
Series K082, Class X3, IO, 2.21%, 10/25/2046 (k)	10,000,000	883,876
Series K083, Class X3, IO, 2.29%, 11/25/2046 (k)	621,062	55,989
Series K092, Class X3, IO, 2.25%, 5/25/2047 (k)	43,959,013	4,333,150
Series K737, Class X3, IO, 1.77%, 1/25/2048 (k)	11,779,376	508,019
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series K109, Class X3, IO, 3.39%, 5/25/2048 (k)	3,400,000	564,117
Series K121, Class X3, IO, 2.77%, 11/25/2048 (k)	5,000,000	722,004
Series K126, Class X3, IO, 2.63%, 1/25/2049 (k)	2,950,000	414,756
Series K124, Class X3, IO, 2.62%, 2/25/2049 (k)	5,000,000	685,479
Series K125, Class X3, IO, 2.65%, 2/25/2049 (k)	16,750,000	2,379,574
Series K741, Class X3, IO, 2.45%, 3/25/2049 (k)	13,766,615	1,071,909
Series K127, Class X3, IO, 2.65%, 3/25/2049 (k)	4,000,000	562,283
Series K743, Class X3, IO, 2.95%, 6/25/2049 (k)	13,000,000	1,323,657
FIVE Mortgage Trust Series 2023-V1, Class XA, IO, 0.68%, 2/10/2056 (k)	5,070,501	115,353
FNMA ACES
Series 2020-M3, Class X1, IO, 0.35%, 2/25/2030 (k)	3,532,870	57,483
Series 2022-M2, Class X2, IO, 0.21%, 1/25/2032 (k)	2,831,408	36,079
Series 2020-M31, Class AB, 0.50%, 10/25/2032	72,854	58,251
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (k)	1,500,000	1,470,821
FREMF Mortgage Trust
Series 2017-KF31, Class B, 8.35%, 4/25/2024 (a) (k)	145,324	144,815
Series 2017-KF38, Class B, 7.95%, 9/25/2024 (a) (k)	828,828	818,697
Series 2018-KF45, Class B, 7.40%, 3/25/2025 (a) (k)	675,023	654,927
Series 2018-KF47, Class B, 7.45%, 5/25/2025 (a) (k)	243,085	237,865
Series 2018-KC02, Class B, 4.10%, 7/25/2025 (a) (k)	25,000	23,841
Series 2018-KF53, Class B, 7.50%, 10/25/2025 (k)	24,588	23,857
Series 2019-KF60, Class B, 7.80%, 2/25/2026 (a) (k)	726,180	701,802
Series 2019-KF62, Class B, 7.50%, 4/25/2026 (a) (k)	5,307	4,994
Series 2019-K735, Class B, 4.02%, 5/25/2026 (a) (k)	150,000	144,671
Series 2019-KF72, Class B, 7.55%, 11/25/2026 (a) (k)	730,796	690,722
SEE NOTES TO FINANCIAL STATEMENTS.

92	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2017-KF40, Class B, 8.15%, 11/25/2027 (a) (k)	943,700	879,037
Series 2018-KF43, Class B, 7.60%, 1/25/2028 (a) (k)	21,473	20,429
Series 2018-KF50, Class B, 7.35%, 7/25/2028 (a) (k)	3,383	3,200
Series 2018-KF54, Class B, 7.65%, 11/25/2028 (k)	661,491	612,281
Series 2019-KF59, Class B, 7.80%, 2/25/2029 (a) (k)	675,975	640,000
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (a)	19,699,805	67,551
Series 2019-KW09, Class C, PO, 6/25/2029 (a)	790,000	495,696
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (a)	10,000,000	39,868
Series 2019-KF67, Class C, 11.45%, 8/25/2029 (a) (k)	3,245,854	2,737,257
Series 2020-KF76, Class B, 8.20%, 1/25/2030 (a) (k)	641,021	600,723
Series 2018-KW07, Class B, 4.08%, 10/25/2031 (a) (k)	300,000	253,563
Series 2023-KF149, Class CS, 11.48%, 12/25/2032 (a) (k)	499,867	513,378
Series 19K-1513, Class X2A, IO, 0.10%, 8/25/2034 (a)	64,831,609	419,175
Series 2014-K38, Class B, 4.07%, 6/25/2047 (a) (k)	335,000	333,287
Series 2015-K46, Class C, 3.70%, 4/25/2048 (a) (k)	100,000	97,420
Series 2017-K69, Class D, PO, 10/25/2049 (a)	3,000,000	2,140,396
Series 2017-K724, Class D, PO, 12/25/2049 (a)	68,425	67,971
Series 2017-K62, Class B, 3.88%, 1/25/2050 (a) (k)	415,000	395,592
Series 2018-K730, Class B, 3.79%, 2/25/2050 (a) (k)	200,000	195,589
Series 2019-K91, Class C, 4.26%, 4/25/2051 (a) (k)	250,000	230,701
Series 2020-K116, Class D, PO, 9/25/2052 (a)	4,500,000	2,420,550
Series 2020-K116, Class X2A, IO, 0.10%, 9/25/2052 (a)	59,521,732	259,211
Series 2020-K116, Class X2B, IO, 0.10%, 9/25/2052 (a)	12,768,420	59,660
Series 2020-K122, Class D, PO, 1/25/2054 (a)	4,000,000	2,114,573
Series 2020-K122, Class X2B, IO, 0.10%, 1/25/2054 (a)	10,972,469	54,405
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

GNMA
Series 2015-93, IO, 0.24%, 11/16/2054 (k)	28,115,521	174,710
Series 2014-88, Class AJ, 2.99%, 3/16/2055 (k)	1,071,082	933,386
Series 2015-33, IO, 0.25%, 2/16/2056 (k)	47,649,747	358,826
Series 2017-53, IO, 0.53%, 11/16/2056 (k)	4,362,585	107,150
Series 2023-127, IO, 0.42%, 7/16/2057 (k)	47,681,511	771,988
Series 2017-158, IO, 0.45%, 9/16/2057 (k)	3,490,481	87,165
Series 2018-45, IO, 0.54%, 3/16/2059 (k)	12,592,133	398,739
Series 2023-108, IO, 0.70%, 8/16/2059 (k)	12,604,092	445,121
Series 2018-9, IO, 0.44%, 1/16/2060 (k)	8,869,322	265,356
Series 2019-109, IO, 0.80%, 4/16/2060 (k)	5,632,781	296,146
Series 2020-184, IO, 0.91%, 11/16/2060 (k)	9,292,174	590,508
Series 2021-17, IO, 1.05%, 1/16/2061 (k)	13,357,563	987,271
Series 2021-82, Class TA, IF, IO, 3.64%, 4/16/2061 (k)	10,397,908	491,872
Series 2021-90, IO, 0.83%, 5/16/2061 (k)	17,863,132	1,055,845
Series 2021-147, IO, 0.99%, 6/16/2061 (k)	7,731,575	548,421
Series 2021-153, Class SA, IF, IO, 3.60%, 8/16/2061 (k)	6,682,000	330,653
Series 2019-154, IO, 0.58%, 9/16/2061 (k)	7,245,149	287,785
Series 2021-218, IO, 0.96%, 10/16/2061 (k)	329,661	20,066
Series 2020-2, IO, 0.59%, 3/16/2062 (k)	10,389,391	454,062
Series 2020-110, IO, 0.98%, 3/16/2062 (k)	19,028,379	1,234,371
Series 2020-38, IO, 0.82%, 4/16/2062 (k)	14,968,532	859,718
Series 2020-120, IO, 0.76%, 5/16/2062 (k)	5,814,115	325,613
Series 2020-100, IO, 0.78%, 5/16/2062 (k)	5,702,411	321,227
Series 2020-91, Class IU, IO, 0.99%, 5/16/2062 (k)	9,388,650	604,724
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	93

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2020-118, IO, 0.88%, 6/16/2062 (k)	6,437,416	385,873
Series 2020-194, IO, 1.08%, 6/16/2062 (k)	8,412,040	576,775
Series 2020-169, IO, 0.85%, 7/16/2062 (k)	6,324,056	379,175
Series 2020-64, IO, 1.17%, 7/16/2062 (k)	3,840,500	293,428
Series 2020-161, IO, 1.05%, 8/16/2062 (k)	4,988,061	330,974
Series 2021-71, IO, 0.87%, 10/16/2062 (k)	3,608,554	219,986
Series 2021-28, IO, 1.04%, 10/16/2062 (k)	14,012,058	1,009,967
Series 2020-190, IO, 1.05%, 11/16/2062 (k)	8,327,020	602,318
Series 2021-35, IO, 1.03%, 12/16/2062 (k)	3,205,064	224,986
Series 2021-11, Class IX, IO, 1.16%, 12/16/2062 (k)	6,414,203	484,677
Series 2021-40, IO, 0.82%, 2/16/2063 (k)	3,135,474	187,196
Series 2021-120, IO, 0.99%, 2/16/2063 (k)	6,455,824	442,337
Series 2021-62, Class SA, IF, IO, 3.37%, 2/16/2063 (k)	3,276,368	176,416
Series 2021-106, IO, 0.86%, 4/16/2063 (k)	4,974,770	319,203
Series 2021-151, IO, 0.92%, 4/16/2063 (k)	7,975,047	528,329
Series 2021-60, IO, 0.83%, 5/16/2063 (k)	2,242,801	130,933
Series 2021-126, IO, 0.85%, 5/16/2063 (k)	9,726,505	614,100
Series 2021-22, IO, 0.98%, 5/16/2063 (k)	7,890,952	529,301
Series 2021-10, IO, 0.99%, 5/16/2063 (k)	4,924,991	330,331
Series 2021-170, IO, 0.99%, 5/16/2063 (k)	12,017,072	845,742
Series 2024-32, IO, 0.71%, 6/16/2063 (k)	32,000,000	1,439,052
Series 2021-141, Class SA, IF, IO, 3.65%, 6/16/2063 (k)	1,722,562	70,152
Series 2021-133, IO, 0.88%, 7/16/2063 (k)	8,999,421	581,716
Series 2021-61, IO, 1.04%, 8/16/2063 (k)	1,386,469	94,100
Series 2023-15, Class AB, 4.00%, 8/16/2063 (k)	740,653	690,239
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2023-179, IO, 0.61%, 9/16/2063 (k)	75,566,706	3,069,671
Series 2021-110, IO, 0.87%, 11/16/2063 (k)	5,727,276	366,124
Series 2021-200, IO, 0.88%, 11/16/2063 (k)	1,977,904	132,232
Series 2021-180, IO, 0.91%, 11/16/2063 (k)	8,906,969	600,792
Series 2021-185, IO, 1.10%, 11/16/2063 (k)	1,505,288	119,083
Series 2021-220, IO, 0.83%, 12/16/2063 (k)	11,093,608	681,742
Series 2021-224, IO, 0.78%, 4/16/2064 (k)	1,936,071	122,373
Series 2022-149, IO, 0.45%, 6/16/2064 (k)	13,260,302	582,505
Series 2022-134, IO, 0.51%, 6/16/2064 (k)	2,941,194	134,365
Series 2022-165, IO, 0.59%, 6/16/2064 (k)	9,579,776	516,228
Series 2022-80, IO, 0.59%, 6/16/2064 (k)	1,162,971	56,139
Series 2022-62, IO, 0.62%, 6/16/2064 (k)	1,941,713	100,476
Series 2022-52, IO, 0.77%, 6/16/2064 (k)	9,704,284	537,062
Series 2022-141, IO, 0.78%, 6/16/2064 (k)	2,957,702	203,761
Series 2022-210, IO, 0.70%, 7/16/2064 (k)	2,170,727	136,807
Series 2022-199, IO, 0.76%, 7/16/2064 (k)	3,946,321	252,283
Series 2023-15, IO, 0.92%, 8/16/2064 (k)	1,781,264	131,628
Series 2023-36, IO, 0.93%, 10/16/2064 (k)	4,928	341
Series 2023-144, Class IB, IO, 0.75%, 12/16/2064 (k)	4,773,084	298,563
Series 2023-26, IO, 0.97%, 4/16/2065 (k)	4,954,687	350,010
Series 2023-51, IO, 1.12%, 5/16/2065 (k)	11,576,622	968,726
Series 2024-17, IO, 1.06%, 6/16/2065 (k)	12,932,066	1,027,890
Series 2023-126, IO, 0.88%, 7/16/2065 (k)	8,152,419	597,189
Series 2023-46, IO, 1.16%, 7/16/2065 (k)	4,500,000	365,071
SEE NOTES TO FINANCIAL STATEMENTS.

94	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
GS Mortgage Securities Corp. II Series 2023-SHIP, Class A, 4.32%, 9/10/2038 (a) (k)	1,000,000	968,186
GS Mortgage Securities Trust
Series 2016-GS2, Class D, 2.75%, 5/10/2049 (a)	750,000	638,202
Series 2019-GC40, Class E, 3.00%, 7/10/2052 (a)	800,000	463,394
ILPT Commercial Mortgage Trust
Series 2022-LPF2, Class A, 7.56%, 10/15/2039 (a) (k)	104,962	104,896
Series 2022-LPF2, Class E, 11.26%, 10/15/2039 (a) (k)	240,000	230,742
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.23%, 7/15/2048 (k)	5,150,000	4,073,305
Series 2015-C31, Class B, 4.62%, 8/15/2048 (k)	3,790,000	3,325,748
Series 2015-C33, Class C, 4.64%, 12/15/2048 (k)	150,000	132,138
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class C, 3.75%, 3/15/2050 (k)	1,050,000	840,022
Series 2017-JP5, Class B, 4.08%, 3/15/2050 (k)	850,000	757,473
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class D, 4.94%, 12/15/2046 (a) (k)	1,119,341	989,218
Series 2015-JP1, Class C, 4.72%, 1/15/2049 (k)	2,900,000	2,567,874
Series 2016-JP3, Class C, 3.42%, 8/15/2049 (k)	3,800,000	3,118,954
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class D, 4.90%, 4/15/2047 (a) (k)	910,537	909,909
Series 2014-C16, Class AS, 4.09%, 6/15/2047	600,000	591,153
Series 2014-C18, Class B, 4.41%, 10/15/2047 (k)	100,000	97,043
Series 2016-C31, Class C, 4.26%, 11/15/2049 (k)	100,000	83,777
Series 2015-C23, Class B, 4.14%, 7/15/2050 (k)	900,000	841,008
Morgan Stanley Capital I Trust Series 2020-L4, Class D, 2.50%, 2/15/2053 (a)	500,000	337,818
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

MRCD MARK Mortgage Trust Series 2019-PARK, Class E, 2.72%, 12/15/2036 (a)	400,000	224,000
MSC Trust Series 2021-ILP, Class A, 6.21%, 11/15/2036 (a) (k)	239,209	236,817
MSWF Commercial Mortgage Trust Series 2023-2, Class A5, 6.01%, 12/15/2056 (k)	9,150,000	9,746,465
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 8.69%, 10/25/2049 (a) (k)	7,613,687	7,490,421
Series 2020-01, Class M10, 9.19%, 3/25/2050 (a) (k)	9,170,189	9,056,084
Series 2023-01, Class M7, 9.32%, 11/25/2053 (a) (k)	2,496,956	2,544,024
Series 2023-01, Class M10, 11.82%, 11/25/2053 (a) (k)	825,000	852,878
UBS Commercial Mortgage Trust Series 2018-C10, Class D, 3.00%, 5/15/2051 (a)	1,000,000	663,065
Velocity Commercial Capital Loan Trust
Series 2018-1, Class A, 3.59%, 4/25/2048 (a)	136,768	130,154
Series 2022-3, Class A, 5.22%, 6/25/2052 (a) (k)	245,623	234,768
Series 2022-4, Class A, 5.63%, 8/25/2052 (a) (k)	505,725	486,079
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class D, 3.00%, 5/15/2051 (a)	250,000	175,093
Series 2022-C62, Class C, 4.35%, 4/15/2055 (k)	100,000	78,548
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class C, 4.23%, 8/15/2047 (k)	2,150,000	1,956,928
Series 2014-C22, Class C, 3.75%, 9/15/2057 (k)	100,000	76,817
Series 2014-C22, Class B, 4.37%, 9/15/2057 (k)	100,000	90,334
Total Commercial Mortgage-Backed Securities (Cost $234,732,633)		233,832,987
Mortgage-Backed Securities — 19.9%
FHLMC Gold Pools, Other
Pool # WN1250, 4.40%, 5/1/2028	1,500,000	1,462,505
Pool # WN2453, 4.62%, 5/1/2028	850,000	838,902
Pool # WN2492, 4.93%, 6/1/2028	1,000,000	994,201
Pool # WN2493, 4.94%, 9/1/2028	900,000	894,815
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	95

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # WN2435, 3.99%, 7/1/2030	2,070,000	1,981,435
Pool # WN2184, 2.50%, 4/1/2032	330,000	276,653
Pool # WN2266, 3.55%, 10/1/2032	600,000	540,614
Pool # WN2270, 3.95%, 10/1/2032	600,000	549,231
Pool # WN2271, 3.95%, 10/1/2032	450,000	411,927
Pool # WN2290, 3.80%, 11/1/2032	470,000	426,646
Pool # WN2298, 4.35%, 11/1/2032	580,000	542,946
Pool # WA3236, 4.75%, 11/1/2032	574,985	548,504
Pool # WN2326, 4.45%, 12/1/2032	210,000	201,940
Pool # WN1205, 4.60%, 1/1/2033	390,000	368,362
Pool # WN1206, 4.60%, 1/1/2033	537,000	507,927
Pool # WN2308, 4.90%, 1/1/2033	200,000	191,460
FNMA UMBS, 30 Year
Pool # MA4894, 6.00%, 1/1/2053	873,062	877,452
Pool # MA5167, 6.50%, 10/1/2053	10,439,236	10,624,875
Pool # MA5192, 6.50%, 11/1/2053	14,843,884	15,105,389
FNMA, Other
Pool # BS9065, 4.62%, 7/1/2028	650,000	642,305
Pool # BS9617, 4.79%, 10/1/2028	1,200,000	1,196,352
Pool # BS7094, 4.78%, 11/1/2029	3,520,000	3,487,391
Pool # BS9607, 5.06%, 9/1/2030	162,000	163,708
Pool # BS9738, 4.97%, 10/1/2030	220,000	221,208
Pool # BS3390, 1.69%, 10/1/2031	1,326,679	1,082,745
Pool # BS3377, 1.72%, 10/1/2031	205,000	164,534
Pool # BS4789, 2.17%, 2/1/2032	1,000,000	824,243
Pool # BS8929, 4.52%, 7/1/2033	4,800,000	4,708,555
Pool # BS4294, 1.97%, 1/1/2034	800,000	628,957
GNMA II, 30 Year
Pool # MA8151, 4.50%, 7/20/2052	30	29
Pool # MA8649, 6.00%, 2/20/2053	454,759	457,286
Pool # MA8651, 7.00%, 2/20/2053	160,885	164,248
Pool # MA9109, 7.00%, 8/20/2053	2,118,171	2,162,449
Pool # MA9110, 7.50%, 8/20/2053	552,920	566,088
Pool # MA9173, 6.50%, 9/20/2053	6,294,739	6,385,674
Pool # MA9174, 7.00%, 9/20/2053	8,392,587	8,568,028
Pool # MA9243, 6.50%, 10/20/2053	57,392,746	58,221,848
Pool # MA9425, 6.50%, 1/20/2054	4,914,814	4,987,364
GNMA II, Other
Pool # CW7529, 7.00%, 9/20/2063	119,719	121,618
Pool # CX4071, 7.00%, 10/20/2063	1,981,415	2,012,849
Pool # CX4083, 7.00%, 10/20/2063	694,273	705,287
Pool # CY0090, 7.00%, 10/20/2063	245,627	249,524
Pool # CY0120, 7.00%, 10/20/2063	208,363	211,668
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

GNMA II, Single Family, 30 Year
TBA, 5.50%, 3/15/2054 (j)	33,783,000	33,557,340
TBA, 6.00%, 3/15/2054 (j)	43,897,000	44,111,044
Total Mortgage-Backed Securities (Cost $212,345,497)		212,948,126
Asset-Backed Securities — 17.2%
ACHV ABS TRUST Series 2023-2PL, Class B, 6.88%, 5/20/2030 (a)	376,875	377,511
Affirm Asset Securitization Trust
Series 2022-A, Class 1D, 5.53%, 5/17/2027 (a)	595,000	586,660
Series 2023-A, Class 1A, 6.61%, 1/18/2028 (a)	1,030,000	1,036,302
Series 2023-A, Class A, 6.61%, 1/18/2028 (a)	500,000	503,058
Series 2023-B, Class A, 6.82%, 9/15/2028 (a)	1,436,000	1,456,665
AIMCO CLO (Cayman Islands) Series 2015-AA, Class BR2, 7.18%, 10/17/2034 (a) (k)	1,700,000	1,700,017
Air Canada Pass-Through Trust (Canada) Series 2020-2, Class B, 9.00%, 10/1/2025 (a)	4,681	4,761
American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	43,250	39,628
American Credit Acceptance Receivables Trust
Series 2023-1, Class A, 5.45%, 9/14/2026 (a)	106,675	106,626
Series 2022-3, Class B, 4.55%, 10/13/2026 (a)	81,284	81,250
Series 2022-4, Class B, 6.75%, 10/13/2026 (a)	126,836	126,918
Series 2024-1, Class B, 5.60%, 11/12/2027 (a)	2,400,000	2,397,866
Series 2021-3, Class E, 2.56%, 11/15/2027 (a)	800,000	769,454
Series 2023-4, Class B, 6.63%, 2/14/2028 (a)	2,566,000	2,595,729
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	190,000	185,074
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	267,000	266,295
Series 2022-4, Class C, 7.86%, 2/15/2029 (a)	210,000	212,344
Series 2023-1, Class C, 5.59%, 4/12/2029 (a)	400,000	398,134
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	395,000	395,196
SEE NOTES TO FINANCIAL STATEMENTS.

96	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2023-2, Class C, 5.96%, 8/13/2029 (a)	900,000	900,413
Series 2023-3, Class C, 6.44%, 10/12/2029 (a)	1,083,000	1,091,643
Series 2023-3, Class D, 6.82%, 10/12/2029 (a)	1,800,000	1,813,759
Series 2024-1, Class C, 5.63%, 1/14/2030 (a)	1,950,000	1,941,786
Series 2024-1, Class D, 5.86%, 5/13/2030 (a)	2,965,000	2,950,235
Series 2023-4, Class D, 7.65%, 9/12/2030 (a)	2,400,000	2,474,693
AMSR Trust
Series 2020-SFR1, Class H, 5.30%, 4/17/2037 (a)	100,000	96,550
Series 2020-SFR3, Class G, 4.99%, 9/17/2037 (a)	1,050,000	1,004,746
Series 2020-SFR5, Class F, 2.69%, 11/17/2037 (a)	1,500,000	1,405,413
Apidos CLO (Cayman Islands)
Series 2018-29A, Class A2, 7.14%, 7/25/2030 (a) (k)	1,000,000	999,907
Series 2019-31A, Class A1R, 6.68%, 4/15/2031 (a) (k)	1,000,000	1,001,708
Series 2020-33A, Class BR, 7.18%, 10/24/2034 (a) (k)	3,460,000	3,453,135
Ares CLO Ltd. (Cayman Islands) Series 2016-40A, Class A1RR, 6.45%, 1/15/2029 (a) (k)	580,266	580,529
ARES CLO Ltd. (Cayman Islands) Series 2018-47A, Class B, 7.03%, 4/15/2030 (a) (k)	250,000	249,513
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class C, 3.02%, 8/20/2026 (a)	461,000	441,875
Series 2022-3A, Class A, 4.62%, 2/20/2027 (a)	943,000	928,441
Series 2023-1A, Class C, 6.23%, 4/20/2029 (a)	1,207,000	1,210,738
Series 2023-4A, Class A, 5.49%, 6/20/2029 (a)	800,000	802,659
Bain Capital Credit CLO (Cayman Islands) Series 2020-1A, Class A1, 6.75%, 4/18/2033 (a) (k)	560,000	560,936
Ballyrock CLO Ltd. (Cayman Islands) Series 2020-2A, Class A2R, 7.13%, 10/20/2031 (a) (k)	3,500,000	3,497,526
Benefit Street Partners CLO Ltd. (Cayman Islands) Series 2019-18A, Class A1R, 6.75%, 10/15/2034 (a) (k)	1,000,000	1,000,444
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Bridgecrest Lending Auto Securitization Trust Series 2023-1, Class B, 6.80%, 8/15/2029	442,000	450,851
British Airways Pass-Through Trust (United Kingdom) Series 2020-1, Class B, 8.38%, 11/15/2028 (a)	7,585	7,893
BSPRT Issuer Ltd. (Cayman Islands)
Series 2021-FL7, Class D, 8.18%, 12/15/2038 (a) (k)	275,000	260,128
Series 2021-FL7, Class E, 8.83%, 12/15/2038 (a) (k)	265,000	244,987
Business Jet Securities LLC Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	41,030	39,774
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands) Series 2014-1A, Class A1R2, 6.55%, 4/17/2031 (a) (k)	840,698	842,131
CIFC Funding Ltd. (Cayman Islands)
Series 2014-1A, Class BR2, 6.96%, 1/18/2031 (a) (k)	250,000	249,890
Series 2018-1A, Class B, 6.96%, 4/18/2031 (a) (k)	500,000	500,069
Series 2014-5A, Class A1R2, 6.78%, 10/17/2031 (a) (k)	595,000	595,389
Series 2021-4A, Class A, 6.63%, 7/15/2033 (a) (k)	670,000	670,689
Conn's Receivables Funding LLC
Series 2022-A, Class B, 9.52%, 12/15/2026 (a)	244,585	245,306
Series 2023-A, Class A, 8.01%, 1/17/2028 (a)	240,333	241,150
Series 2023-A, Class B, 10.00%, 1/17/2028 (a)	508,000	513,199
CoreVest American Finance Trust
Series 2019-1, Class E, 5.59%, 3/15/2052 (a) (k)	300,000	283,540
Series 2019-2, Class E, 5.22%, 6/15/2052 (a) (k)	350,000	308,188
Series 2019-3, Class E, 4.72%, 10/15/2052 (a) (k)	350,000	300,362
Credit Acceptance Auto Loan Trust
Series 2022-3A, Class A, 6.57%, 10/15/2032 (a)	250,000	251,812
Series 2023-1A, Class A, 6.48%, 3/15/2033 (a)	700,000	706,892
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	300,000	303,192
Series 2023-2A, Class A, 5.92%, 5/16/2033 (a)	900,000	903,142
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	97

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2023-3A, Class B, 7.09%, 10/17/2033 (a)	391,000	397,086
Series 2023-5A, Class A, 6.13%, 12/15/2033 (a)	2,250,000	2,260,184
Series 2023-5A, Class B, 6.71%, 2/15/2034 (a)	1,467,000	1,479,088
DB Master Finance LLC Series 2021-1A, Class A23, 2.79%, 11/20/2051 (a)	293,250	244,535
Dewolf Park CLO Ltd. Series 2017-1A, Class AR, 6.50%, 10/15/2030 (a) (k)	1,380,040	1,380,768
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2II, 4.47%, 10/25/2045 (a)	185,500	181,605
Driven Brands Funding LLC
Series 2019-1A, Class A2, 4.64%, 4/20/2049 (a)	256,500	247,909
Series 2021-1A, Class A2, 2.79%, 10/20/2051 (a)	1,955,000	1,695,773
Series 2022-1A, Class A2, 7.39%, 10/20/2052 (a)	592,500	600,830
Dryden CLO Ltd. (Cayman Islands)
Series 2018-64A, Class A, 6.53%, 4/18/2031 (a) (k)	942,034	943,480
Series 2018-58A, Class B, 7.08%, 7/17/2031 (a) (k)	250,000	249,575
Series 2019-68A, Class AR, 6.75%, 7/15/2035 (a) (k)	1,790,000	1,791,965
Series 2019-68A, Class BR, 7.28%, 7/15/2035 (a) (k)	1,700,000	1,697,467
Dryden Senior Loan Fund (Cayman Islands)
Series 2017-47A, Class A1R, 6.56%, 4/15/2028 (a) (k)	591,382	591,626
Series 2015-41A, Class AR, 6.55%, 4/15/2031 (a) (k)	797,227	798,218
DT Auto Owner Trust
Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	1,500,000	1,403,526
Series 2021-4A, Class E, 3.34%, 7/17/2028 (a)	1,600,000	1,493,057
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	374,000	381,759
Series 2023-1A, Class B, 5.19%, 10/16/2028 (a)	467,000	463,841
Series 2023-1A, Class C, 5.55%, 10/16/2028 (a)	525,000	522,339
Series 2022-1A, Class E, 5.53%, 3/15/2029 (a)	2,400,000	2,299,551
Series 2023-3A, Class C, 6.40%, 5/15/2029 (a)	1,349,000	1,357,459
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Elmwood CLO Ltd. (Cayman Islands)
Series 2020-1A, Class A, 6.82%, 4/15/2033 (a) (k)	1,200,000	1,201,115
Series 2021-4A, Class B, 7.18%, 10/20/2034 (a) (k)	740,000	739,990
Exeter Automobile Receivables Trust
Series 2020-3A, Class E, 3.44%, 8/17/2026 (a)	2,000,000	1,953,806
Series 2021-2A, Class D, 1.40%, 4/15/2027	2,000,000	1,901,638
Series 2023-1A, Class B, 5.72%, 4/15/2027	149,000	148,800
Series 2021-3A, Class D, 1.55%, 6/15/2027	500,000	470,663
Series 2020-3A, Class F, 5.56%, 6/15/2027 (a)	1,500,000	1,482,384
Series 2023-1A, Class C, 5.82%, 2/15/2028	176,000	175,717
Series 2023-3A, Class C, 6.21%, 6/15/2028	1,827,000	1,842,083
Series 2021-2A, Class E, 2.90%, 7/17/2028 (a)	750,000	704,869
Series 2023-2A, Class C, 5.75%, 7/17/2028	500,000	498,812
Series 2023-4A, Class C, 6.51%, 8/15/2028	920,000	932,496
Series 2022-3A, Class D, 6.76%, 9/15/2028	400,000	403,604
Series 2021-3A, Class E, 3.04%, 12/15/2028 (a)	900,000	834,361
Series 2022-4A, Class D, 5.98%, 12/15/2028	168,000	167,490
Series 2022-6A, Class D, 8.03%, 4/6/2029	375,000	390,796
Series 2023-3A, Class D, 6.68%, 4/16/2029	954,000	966,480
Series 2023-1A, Class D, 6.69%, 6/15/2029	500,000	505,928
Series 2023-2A, Class D, 6.32%, 8/15/2029	500,000	502,913
Series 2022-1A, Class E, 5.02%, 10/15/2029 (a)	1,070,000	1,002,770
Series 2023-1A, Class E, 12.07%, 9/16/2030 (a)	900,000	1,018,230
FirstKey Homes Trust Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	500,000	475,402
Flagship Credit Auto Trust
Series 2019-3, Class E, 3.84%, 12/15/2026 (a)	800,000	776,600
SEE NOTES TO FINANCIAL STATEMENTS.

98	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2023-1, Class A3, 5.01%, 8/16/2027 (a)	133,000	132,095
Series 2023-1, Class B, 5.05%, 1/18/2028 (a)	100,000	98,905
FMC GMSR Issuer Trust Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	300,000	279,115
Foundation Finance Trust Series 2023-1A, Class D, 9.18%, 12/15/2043 (a)	438,000	441,811
FREED ABS Trust
Series 2022-1FP, Class D, 3.35%, 3/19/2029 (a)	200,000	193,003
Series 2022-3FP, Class C, 7.05%, 8/20/2029 (a)	100,000	100,081
Series 2022-4FP, Class B, 7.58%, 12/18/2029 (a)	137,816	138,099
Galaxy CLO Ltd. (Cayman Islands)
Series 2018-25A, Class C, 7.59%, 10/25/2031 (a) (k)	1,000,000	997,470
Series 2016-22A, Class ARR, 6.78%, 4/16/2034 (a) (k)	2,200,000	2,200,117
GLS Auto Receivables Issuer Trust
Series 2023-1A, Class A2, 5.98%, 8/17/2026 (a)	258,471	258,619
Series 2023-1A, Class B, 6.19%, 6/15/2027 (a)	484,000	485,130
Series 2021-1A, Class E, 3.14%, 1/18/2028 (a)	650,000	624,151
Series 2022-2A, Class D, 6.15%, 4/17/2028 (a)	420,000	418,636
Series 2023-1A, Class C, 6.38%, 12/15/2028 (a)	203,000	204,263
Series 2023-1A, Class D, 7.01%, 1/16/2029 (a)	652,000	665,599
Series 2022-2A, Class E, 5.50%, 6/15/2029 (a)	2,500,000	2,340,532
Goldentree Loan Management US CLO Ltd. (Cayman Islands) Series 2017-2A, Class AR, 6.49%, 11/20/2030 (a) (k)	903,437	903,708
GoldenTree Loan Opportunities XII Ltd. (Cayman Islands) Series 2016-12A, Class CR, 7.53%, 7/21/2030 (a) (k)	1,000,000	998,104
Hertz Vehicle Financing III LLC Series 2023-4A, Class D, 9.44%, 3/25/2030 (a)	1,500,000	1,561,488
Hertz Vehicle Financing LLC
Series 2022-3A, Class B, 3.86%, 3/25/2025 (a)	83,333	83,231
Series 2022-4A, Class D, 6.56%, 9/25/2026 (a)	300,000	293,825
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2023-1A, Class A, 5.49%, 6/25/2027 (a)	400,000	399,239
Series 2023-1A, Class C, 6.91%, 6/25/2027 (a)	292,000	293,388
Series 2023-3A, Class A, 5.94%, 2/25/2028 (a)	595,000	601,087
Series 2023-3A, Class D, 9.43%, 2/25/2028 (a)	1,600,000	1,648,315
Series 2023-2A, Class D, 9.40%, 9/25/2029 (a)	1,700,000	1,771,299
HGI CRE CLO Ltd. (Cayman Islands) Series 2022-FL3, Class E, 9.62%, 4/20/2037 (a) (k)	195,500	188,684
Hilton Grand Vacations Trust Series 2022-1D, Class D, 6.79%, 6/20/2034 (a)	223,454	213,281
HINNT LLC Series 2022-A, Class D, 6.50%, 5/15/2041 (a)	409,226	391,186
KKR CLO Ltd. (Cayman Islands) Series 22A, Class B, 7.18%, 7/20/2031 (a) (k)	250,000	249,743
KKR CLO Trust (Cayman Islands) Series 39A, Class B1, 7.28%, 10/15/2034 (a) (k)	2,500,000	2,509,673
LCM Ltd. (Cayman Islands) Series 26A, Class A1, 6.65%, 1/20/2031 (a) (k)	416,542	416,566
LendingClub Loan Certificate Issuer Trust
Series 2022-NP1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	50,000	448,999
Series 2022-P1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	50,000	406,969
Series 2022-P2, Class CERT, 0.00%, 4/15/2037 ‡ (a)	50,000	439,975
Lendingpoint Asset Securitization Trust
Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	2,250,000	1,961,048
Series 2022-B, Class A, 4.77%, 10/15/2029 (a)	64,091	63,636
Series 2022-C, Class C, 8.68%, 2/15/2030 (a)	200,000	195,898
Lendmark Funding Trust Series 2024-1A, Class A, 5.53%, 6/21/2032 (a)	1,950,000	1,946,471
Madison Park Funding Ltd. (Cayman Islands)
Series 2016-20A, Class BR, 7.13%, 7/27/2030 (a) (k)	250,000	249,584
Series 2017-26A, Class CR, 7.63%, 7/29/2030 (a) (k)	1,500,000	1,497,764
Series 2018-32A, Class A1R, 6.58%, 1/22/2031 (a) (k)	500,000	500,131
Series 2017-23A, Class AR, 6.55%, 7/27/2031 (a) (k)	1,203,640	1,204,593
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	99

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2019-34A, Class AR, 6.71%, 4/25/2032 (a) (k)	530,000	530,769
Series 2019-33A, Class AR, 6.60%, 10/15/2032 (a) (k)	1,500,000	1,501,157
Series 2019-37A, Class AR, 6.65%, 7/15/2033 (a) (k)	1,150,000	1,152,187
Magnetite Ltd. (Cayman Islands)
Series 2019-22A, Class AR, 6.64%, 4/15/2031 (a) (k)	1,000,000	1,000,912
Series 2015-12A, Class ARR, 6.68%, 10/15/2031 (a) (k)	693,835	694,416
Mariner Finance Issuance Trust Series 2023-AA, Class E, 11.12%, 10/22/2035 (a)	500,000	500,014
Marlette Funding Trust
Series 2023-1A, Class A, 6.07%, 4/15/2033 (a)	237,581	237,578
Series 2023-1A, Class B, 6.50%, 4/15/2033 (a)	700,000	703,515
Series 2023-1A, Class C, 7.20%, 4/15/2033 (a)	350,000	354,913
Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 6.50%, 10/15/2029 (a) (k)	234,599	234,938
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands) Series 2017-26A, Class AR, 6.48%, 10/18/2030 (a) (k)	484,074	484,388
New Residential Mortgage LLC Series 2020-FNT2, Class A, 5.44%, 7/25/2025 (a)	463,879	454,895
New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	168,000	150,114
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	266,219	249,308
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	139,536	130,936
Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (a)	213,626	198,824
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	76,134	70,771
OCP CLO Ltd. (Cayman Islands)
Series 2018-15A, Class A1, 6.68%, 7/20/2031 (a) (k)	342,434	342,862
Series 2015-9A, Class A1R2, 6.57%, 1/15/2033 (a) (k)	1,500,000	1,501,271
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Octagon Investment Partners Ltd. (Cayman Islands)
Series 2018-2A, Class A1B, 6.84%, 7/25/2030 (a) (k)	4,500,000	4,463,663
Series 2018-1A, Class A1A, 6.64%, 1/20/2031 (a) (k)	940,035	941,132
OnDeck Asset Securitization Trust IV LLC Series 2023-1A, Class A, 7.00%, 8/19/2030 (a)	468,000	468,369
OneMain Financial Issuance Trust
Series 2018-2A, Class A, 3.57%, 3/14/2033 (a)	83,799	83,353
Series 2023-2A, Class A2, 6.82%, 9/15/2036 (a) (k)	1,780,000	1,802,410
Oportun Issuance Trust
Series 2022-2, Class A, 5.94%, 10/9/2029 (a)	5,239	5,237
Series 2022-2, Class D, 11.34%, 10/9/2029	863,000	824,742
Series 2022-3, Class A, 7.45%, 1/8/2030 (a)	112,880	113,040
Pagaya AI Debt Selection Trust Series 2021-3, Class C, 3.27%, 5/15/2029 (a)	1,499,918	1,270,721
Palmer Square CLO Ltd. (Cayman Islands) Series 2015-1A, Class A1A4, 6.71%, 5/21/2034 (a) (k)	510,000	510,536
Palmer Square Loan Funding Ltd. (Cayman Islands) Series 2022-1A, Class A1, 6.37%, 4/15/2030 (a) (k)	459,601	459,458
PMT Issuer Trust-FMSR
Series 2021-FT1, Class A, 8.44%, 3/25/2026 (a) (k)	2,600,000	2,601,115
Series 2022-FT1, Class A, 9.51%, 6/25/2027 (a) (k)	1,200,000	1,212,156
PNMAC GMSR ISSUER TRUST Series 2022-GT1, Class A, 9.57%, 5/25/2027 (a) (k)	343,000	347,428
Progress Residential Trust Series 2023-SFR1, Class E1, 6.15%, 3/17/2040 (a)	736,000	716,390
PRPM LLC Series 2021-11, Class A2, 4.58%, 11/25/2026 (a) (i)	1,000,000	973,100
RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (i)	99,230	95,984
Republic Finance Issuance Trust Series 2021-A, Class D, 5.23%, 12/22/2031 (a)	800,000	724,113
Santander Bank Auto Credit-Linked Notes
Series 2022-C, Class B, 6.45%, 12/15/2032 (a)	178,694	178,857
SEE NOTES TO FINANCIAL STATEMENTS.

100	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2022-C, Class C, 6.99%, 12/15/2032 (a)	154,868	155,490
Series 2022-C, Class D, 8.20%, 12/15/2032 (a)	142,956	144,028
Series 2022-C, Class E, 11.37%, 12/15/2032 (a)	118,522	119,955
Santander Drive Auto Receivables Trust
Series 2021-3, Class D, 1.33%, 9/15/2027	2,000,000	1,920,515
Series 2024-1, Class B, 5.23%, 12/15/2028	2,200,000	2,195,158
Series 2023-4, Class B, 5.77%, 12/15/2028	428,000	430,650
Series 2022-4, Class C, 5.00%, 11/15/2029	1,130,000	1,114,822
Series 2024-1, Class C, 5.45%, 3/15/2030	1,000,000	998,336
Series 2023-3, Class C, 5.77%, 11/15/2030	220,000	221,253
Series 2022-6, Class D, 5.69%, 2/18/2031	3,900,000	3,874,924
Series 2023-5, Class C, 6.43%, 2/18/2031	1,904,000	1,962,750
Series 2023-6, Class C, 6.40%, 3/17/2031	3,171,000	3,254,612
Series 2022-7, Class C, 6.69%, 3/17/2031	174,000	177,303
SBA Small Business Investment Cos.
Series 2023-10A, Class 1, 5.17%, 3/10/2033	1,634,342	1,619,332
Series 2023-10B, Class 1, 5.69%, 9/10/2033	2,000,000	2,029,748
SoFi Consumer Loan Program Trust Series 2023-1S, Class A, 5.81%, 5/15/2031 (a)	75,820	75,769
Symphony CLO Ltd. (Cayman Islands)
Series 2018-19A, Class B, 6.93%, 4/16/2031 (a) (k)	1,900,000	1,889,915
Series 2020-23A, Class AR, 6.60%, 1/15/2034 (a) (k)	595,551	595,834
Theorem Funding Trust
Series 2022-2A, Class B, 9.27%, 12/15/2028 (a)	400,000	412,132
Series 2022-3A, Class A, 7.60%, 4/15/2029 (a)	121,951	122,930
Tricon Residential Trust Series 2022-SFR1, Class E2, 5.74%, 4/17/2039 (a)	101,000	97,433
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	29,167	27,924
Series 2016-1, Class B, 3.65%, 1/7/2026	24,306	23,084
Upstart Pass-Through Trust
Series 2022-PT2, Class A, HB, 21.85%, 2/20/2030 ‡ (a) (k)	347,578	347,578
Series 2022-PT3, Class A, HB, 25.11%, 4/20/2030 ‡ (a) (k)	230,483	229,757
Upstart Securitization Trust
Series 2021-2, Class C, 3.61%, 6/20/2031 (a)	3,300,000	3,192,801
Series 2022-2, Class B, 6.10%, 5/20/2032 (a)	250,000	249,817
Voya CLO Ltd. (Cayman Islands) Series 2020-2A, Class A1R, 6.73%, 7/19/2034 (a) (k)	1,000,000	1,001,057
Westlake Automobile Receivables Trust
Series 2022-2A, Class D, 5.48%, 9/15/2027 (a)	432,000	428,030
Series 2023-1A, Class B, 5.41%, 1/18/2028 (a)	375,000	373,973
Series 2021-3A, Class F, 4.25%, 6/15/2028 (a)	2,000,000	1,795,260
Series 2023-1A, Class C, 5.74%, 8/15/2028 (a)	405,000	404,491
Series 2023-3A, Class C, 6.02%, 9/15/2028 (a)	920,000	924,678
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	437,000	443,758
Series 2023-3A, Class D, 6.47%, 3/15/2029 (a)	632,000	638,834
Total Asset-Backed Securities (Cost $183,303,006)		183,938,323
Collateralized Mortgage Obligations — 5.9%
Angel Oak Mortgage Trust I LLC Series 2019-4, Class B2, 5.66%, 7/26/2049 (a) (k)	800,000	737,206
CHL Mortgage Pass-Through Trust Series 2006-OA5, Class 2A1, 5.84%, 4/25/2046 (k)	147,031	120,525
COLT Mortgage Loan Trust Series 2023-2, Class A1, 6.60%, 7/25/2068 (a) (i)	367,264	369,667
Connecticut Avenue Securities Trust
Series 2019-R01, Class 2B1, 9.79%, 7/25/2031 (a) (k)	1,500,000	1,612,500
Series 2019-R04, Class 2B1, 10.69%, 6/25/2039 (a) (k)	673,542	718,045
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	101

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2019-R07, Class 1B1, 8.84%, 10/25/2039 (a) (k)	663,166	684,036
Series 2020-R01, Class 1B1, 8.69%, 1/25/2040 (a) (k)	1,500,000	1,541,920
Series 2022-R06, Class 1M2, 9.17%, 5/25/2042 (a) (k)	1,100,000	1,164,574
Series 2023-R01, Class 1M1, 7.72%, 12/25/2042 (a) (k)	2,558,398	2,620,263
Series 2023-R02, Class 1M1, 7.62%, 1/25/2043 (a) (k)	269,316	275,221
Series 2023-R02, Class 1M2, 8.67%, 1/25/2043 (a) (k)	550,000	578,552
Series 2023-R02, Class 1B1, 10.87%, 1/25/2043 (a) (k)	350,000	384,056
Series 2023-R04, Class 1M1, 7.62%, 5/25/2043 (a) (k)	1,042,991	1,068,268
Series 2023-R04, Class 1M2, 8.87%, 5/25/2043 (a) (k)	500,000	531,520
Series 2023-R06, Class 1M2, 8.02%, 7/25/2043 (a) (k)	680,000	701,273
Series 2023-R07, Class 2M2, 8.57%, 9/25/2043 (a) (k)	1,500,000	1,574,003
Series 2024-R01, Class 1B1, 8.02%, 1/25/2044 (a) (k)	2,500,000	2,509,481
Deephaven Residential Mortgage Trust Series 2022-2, Class A1, 4.30%, 3/25/2067 (a) (k)	111,130	105,210
FHLMC STACR REMIC Trust
Series 2021-HQA1, Class M2, 7.57%, 8/25/2033 (a) (k)	1,735,280	1,767,761
Series 2022-DNA3, Class M1B, 8.22%, 4/25/2042 (a) (k)	500,000	517,452
Series 2023-DNA1, Class M1A, 7.42%, 3/25/2043 (a) (k)	510,805	521,018
Series 2023-DNA2, Class M1A, 7.42%, 4/25/2043 (a) (k)	1,127,125	1,148,533
FHLMC STACR Trust
Series 2018-DNA3, Class B1, 9.34%, 9/25/2048 (a) (k)	300,000	324,737
Series 2019-HQA1, Class B1, 9.84%, 2/25/2049 (a) (k)	750,000	811,828
FHLMC STACR, Whole Loan
Series 2017-DNA2, Class B1, 10.59%, 10/25/2029 (k)	250,000	274,980
Series 2017-DNA3, Class B1, 9.89%, 3/25/2030 (k)	1,550,000	1,670,043
FHLMC, REMIC
Series 5164, Class J, 2.50%, 5/25/2049	1,314,844	1,126,978
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 5387, Class KB, 6.00%, 3/25/2054	2,900,000	3,064,937
FNMA, Connecticut Avenue Securities
Series 2017-C01, Class 1B1, 11.19%, 7/25/2029 (k)	2,400,000	2,708,733
Series 2017-C02, Class 2B1, 10.94%, 9/25/2029 (k)	2,120,000	2,370,889
Series 2017-C03, Class 1B1, 10.29%, 10/25/2029 (k)	780,000	850,145
Series 2017-C05, Class 1B1, 9.04%, 1/25/2030 (k)	1,090,558	1,147,771
Series 2017-C06, Class 1B1, 9.59%, 2/25/2030 (k)	450,000	480,354
Series 2017-C07, Class 1B1, 9.44%, 5/25/2030 (k)	790,000	852,001
Series 2018-C01, Class 1B1, 8.99%, 7/25/2030 (k)	1,346,000	1,435,117
Series 2018-C03, Class 1B1, 9.19%, 10/25/2030 (k)	3,647,000	3,929,479
Series 2021-R02, Class 2B1, 8.62%, 11/25/2041 (a) (k)	64,000	65,830
Series 2021-R02, Class 2B2, 11.52%, 11/25/2041 (a) (k)	26,000	27,202
FNMA, REMIC Series 2021-86, Class T, 2.50%, 9/25/2048	1,166,123	999,412
FWD Securitization Trust Series 2020-INV1, Class A1, 2.24%, 1/25/2050 (a) (k)	442,229	405,160
GNMA
Series 2014-181, Class SL, IF, IO, 0.17%, 12/20/2044 (k)	476,028	44,692
Series 2021-78, Class IB, IO, 3.00%, 5/20/2051	926,118	148,018
Series 2021-107, Class XI, IO, 3.00%, 6/20/2051	1,394,201	215,008
Series 2021-117, Class ES, IF, IO, 0.87%, 7/20/2051 (k)	1,627,280	214,546
Series 2021-142, Class XI, IO, 3.00%, 8/20/2051	144,924	23,205
Series 2021-188, Class IJ, IO, 3.00%, 10/20/2051	2,898,522	462,712
LHOME Mortgage Trust
Series 2023-RTL1, Class A1, 7.87%, 1/25/2028 (a) (i)	1,160,000	1,172,157
Series 2023-RTL2, Class A1, 8.00%, 6/25/2028 (a) (i)	500,000	507,075
Series 2023-RTL3, Class A1, 8.00%, 8/25/2028 (a) (i)	1,550,000	1,574,077
Series 2024-RTL1, Class A1, 7.02%, 1/25/2029 (a) (i)	750,000	748,861
SEE NOTES TO FINANCIAL STATEMENTS.

102	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
MFA Trust
Series 2022-RTL1, Class A1, 5.07%, 4/26/2027 (a) (i)	3,870,000	3,796,399
Series 2023-RTL1, Class A1, 7.58%, 8/25/2027 (a) (i)	260,000	259,523
Series 2021-NQM1, Class A1, 1.15%, 4/25/2065 (a) (k)	119,234	107,481
New Residential Mortgage Loan Trust
Series 2018-3A, Class A1C, 3.00%, 5/25/2058 (a) (k)	257,064	234,235
Series 2019-NQM5, Class A1, 2.71%, 11/25/2059 (a) (k)	186,546	170,220
OBX Trust
Series 2023-NQM3, Class A1, 5.95%, 2/25/2063 (a) (i)	584,604	581,968
Series 2023-NQM7, Class A1, 6.84%, 4/25/2063 (a) (i)	727,206	735,577
Series 2023-NQM6, Class A1, 6.52%, 7/25/2063 (a) (i)	356,775	359,176
PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 8.84%, 8/25/2025 (a) (k)	183,077	183,951
PRET LLC Series 2024-NPL2, Class A1, 7.02%, 2/25/2054 ‡ (a) (i)	2,500,000	2,495,092
PRPM LLC
Series 2020-6, Class A1, 5.36%, 11/25/2025 (a) (i)	605,433	603,903
Series 2024-1, Class A1, 6.96%, 2/25/2029 ‡ (a) (k)	1,140,000	1,141,766
STACR Trust Series 2018-HRP2, Class B1, 9.64%, 2/25/2047 (a) (k)	600,000	655,471
Starwood Mortgage Residential Trust Series 2020-INV1, Class B2, 4.26%, 11/25/2055 (a)	250,000	193,418
Verus Securitization Trust
Series 2023-1, Class A1, 5.85%, 12/25/2067 (a) (i)	773,023	768,068
Series 2023-2, Class A1, 6.19%, 3/25/2068 (a) (i)	582,650	581,718
Series 2023-4, Class A1, 5.81%, 5/25/2068 (a) (i)	856,130	851,610
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (k)	500,000	449,061
Total Collateralized Mortgage Obligations (Cost $61,866,037)		63,075,668
Foreign Government Securities — 3.3%
Banque Centrale de Tunisie 5.75%, 1/30/2025 (f)	200,000	184,546
Benin Government Bond 7.96%, 2/13/2038 (a)	680,000	658,537
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Dominican Republic Government Bond
5.50%, 2/22/2029 (f)	350,000	338,545
7.05%, 2/3/2031 (a)	510,000	524,790
7.05%, 2/3/2031 (f)	500,000	514,500
6.00%, 2/22/2033 (a)	150,000	144,975
6.00%, 2/22/2033 (f)	500,000	483,250
6.40%, 6/5/2049 (f)	750,000	700,547
5.88%, 1/30/2060 (f)	450,000	380,074
Federal Republic of Nigeria
7.63%, 11/21/2025 (f)	600,000	590,437
6.50%, 11/28/2027 (f)	1,100,000	1,000,153
6.13%, 9/28/2028 (f)	200,000	175,694
7.14%, 2/23/2030 (f)	600,000	529,875
7.88%, 2/16/2032 (f)	500,000	439,445
7.38%, 9/28/2033 (f)	400,000	335,100
8.25%, 9/28/2051 (a)	200,000	162,524
8.25%, 9/28/2051 (f)	400,000	325,048
Federative Republic of Brazil 7.13%, 5/13/2054	368,000	367,908
Gabonese Republic 6.95%, 6/16/2025 (f)	800,000	770,456
Hashemite Kingdom of Jordan
4.95%, 7/7/2025 (f)	600,000	583,470
5.85%, 7/7/2030 (f)	400,000	361,000
7.38%, 10/10/2047 (f)	400,000	344,500
Islamic Republic of Pakistan
6.00%, 4/8/2026 (a)	500,000	397,555
6.00%, 4/8/2026 (f)	400,000	318,044
6.88%, 12/5/2027 (f)	1,000,000	760,110
Istanbul Metropolitan Municipality 10.50%, 12/6/2028 (a)	267,000	286,358
Kingdom of Bahrain
7.38%, 5/14/2030 (f)	200,000	206,030
5.45%, 9/16/2032 (f)	200,000	180,688
7.50%, 9/20/2047 (f)	600,000	564,282
Kingdom of Morocco 6.50%, 9/8/2033 (f)	400,000	410,428
Republic of Angola
9.50%, 11/12/2025 (f)	400,000	399,616
8.25%, 5/9/2028 (f)	800,000	736,776
8.00%, 11/26/2029 (f)	400,000	355,812
8.75%, 4/14/2032 (a)	200,000	175,720
9.13%, 11/26/2049 (f)	800,000	642,424
Republic of Armenia 3.60%, 2/2/2031 (f)	400,000	323,652
Republic of Colombia
4.50%, 3/15/2029	200,000	182,502
3.00%, 1/30/2030	200,000	164,084
8.75%, 11/14/2053	579,000	619,976
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	103

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Republic of Costa Rica
6.13%, 2/19/2031 (f)	200,000	202,900
6.55%, 4/3/2034 (a)	920,000	949,293
7.00%, 4/4/2044 (f)	400,000	410,100
7.30%, 11/13/2054 (a)	565,000	595,922
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (f)	1,400,000	1,357,125
5.75%, 12/31/2032 (f) (i)	74,099	69,391
6.13%, 6/15/2033 (f)	600,000	526,320
8.25%, 1/30/2037 (a)	600,000	585,750
Republic of El Salvador
6.38%, 1/18/2027 (f)	450,000	387,103
8.63%, 2/28/2029 (f)	600,000	522,750
7.12%, 1/20/2050 (f)	350,000	239,232
9.50%, 7/15/2052 (f)	350,000	292,425
Republic of Ghana
6.38%, 2/11/2027 (f) (h)	200,000	86,500
8.75%, 3/11/2061 (f) (h)	200,000	84,824
Republic of Guatemala 6.60%, 6/13/2036 (a)	700,000	707,525
Republic of Honduras 6.25%, 1/19/2027 (f)	350,000	335,664
Republic of Iraq 5.80%, 1/15/2028 (f)	975,000	909,763
Republic of Kenya
7.00%, 5/22/2027 (f)	400,000	383,388
9.75%, 2/16/2031 (a)	235,000	235,294
8.00%, 5/22/2032 (f)	200,000	180,500
Republic of Namibia 5.25%, 10/29/2025 (f)	200,000	197,636
Republic of Panama 6.40%, 2/14/2035	200,000	184,750
Republic of Paraguay
5.85%, 8/21/2033 (a)	200,000	198,116
6.10%, 8/11/2044 (f)	400,000	380,000
5.40%, 3/30/2050 (a)	500,000	429,960
Republic of Rwanda 5.50%, 8/9/2031 (a)	700,000	566,699
Republic of Senegal
6.25%, 5/23/2033 (f)	1,000,000	832,500
6.75%, 3/13/2048 (f)	1,900,000	1,375,125
Republic of Serbia 6.50%, 9/26/2033 (a)	200,000	203,400
Republic of South Africa
4.30%, 10/12/2028	500,000	450,312
5.88%, 4/20/2032	200,000	180,438
6.25%, 3/8/2041	100,000	82,375
Republic of Turkey
9.88%, 1/15/2028	300,000	329,064
9.38%, 3/14/2029	200,000	217,188
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

9.38%, 1/19/2033	200,000	221,540
7.63%, 5/15/2034	764,000	761,135
Republic of Uzbekistan 5.38%, 2/20/2029 (f)	200,000	188,146
Republic of Uzbekistan International Bond 7.85%, 10/12/2028 (a)	200,000	209,230
Romania Government Bond 6.38%, 1/30/2034 (a)	172,000	171,169
State of Mongolia
3.50%, 7/7/2027 (f)	200,000	176,974
8.65%, 1/19/2028 (a)	200,000	207,350
4.45%, 7/7/2031 (f)	200,000	167,218
Sultanate of Oman Government Bond
6.25%, 1/25/2031 (f)	600,000	614,812
6.50%, 3/8/2047 (f)	400,000	394,360
6.75%, 1/17/2048 (f)	500,000	502,870
Turkiye Ihracat Kredi Bankasi A/S
9.38%, 1/31/2026 (a)	400,000	418,860
9.00%, 1/28/2027 (a)	400,000	417,250
Total Foreign Government Securities (Cost $35,717,250)		35,779,677
	SHARES
Exchange-Traded Funds — 1.5%
Fixed Income — 1.5%
Invesco Senior Loan ETF (Cost $15,961,915)	756,000	15,966,720
	PRINCIPAL AMOUNT($)
Municipal Bonds — 0.1% (a) (k) (l)
California — 0.1%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project Series 2020A-3, Rev., AMT, 8.00%, 8/15/2024 (Cost $600,000)	600,000	610,290
Convertible Bonds — 0.0% ^
Media — 0.0% ^
DISH Network Corp. 2.38%, 3/15/2024 (Cost $150,000)	150,000	147,570
SEE NOTES TO FINANCIAL STATEMENTS.

104	February 29, 2024

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.1%
Investment Companies — 0.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (m) (n) (Cost $1,443,320)	1,442,615	1,443,336
Total Investments — 105.7% (Cost $1,131,202,786)		1,132,812,271
Liabilities in Excess of Other Assets — (5.7)%		(60,828,509)
NET ASSETS — 100.0%		1,071,983,762

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
AMT	Alternative Minimum Tax
CIFC	Commercial Industrial Finance Corp.
CR	Custodial Receipts
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK	Payment In Kind
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $2,925,934 or 0.27% of the
Fund’s net assets as of February 29, 2024.

(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 29, 2024.

(f)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(h)	Defaulted security.
(i)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(l)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	105

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of February 29, 2024.
TBA Short Commitments

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 4.00%, 3/25/2054(a)	(22,600,000)	(20,798,501)
GNMA II, Single Family, 30 Year
TBA, 4.00%, 3/15/2054(a)	(35,900,000)	(33,419,763)
TBA, 4.50%, 3/15/2054(a)	(9,000,000)	(8,596,797)
(Proceeds received of $63,342,176)		(62,815,061)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Ultra Note	325	06/18/2024	USD	37,126,172	235,451
U.S. Treasury Ultra Bond	9	06/18/2024	USD	1,152,000	25,301
U.S. Treasury 2 Year Note	725	06/28/2024	USD	148,494,726	110,936
U.S. Treasury 5 Year Note	2,036	06/28/2024	USD	217,867,905	605,649
					977,337
Short Contracts
U.S. Treasury 10 Year Note	(426)	06/18/2024	USD	(47,073,000)	(165,690)
U.S. Treasury 10 Year Ultra Note	(193)	06/18/2024	USD	(22,047,234)	(140,624)
U.S. Treasury Long Bond	(187)	06/18/2024	USD	(22,299,750)	(211,870)
U.S. Treasury Ultra Bond	(181)	06/18/2024	USD	(23,168,000)	(509,797)
					(1,027,981)
					(50,644)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

106	February 29, 2024

Forward foreign currency exchange contracts outstanding as of February 29, 2024:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	110,245,473	USD	736,400	HSBC Bank, NA	3/15/2024	241
Total unrealized appreciation						241
JPY	1,456,083,130	USD	9,889,452	HSBC Bank, NA	3/15/2024	(160,155)
Total unrealized depreciation						(160,155)
Net unrealized depreciation						(159,914)

Abbreviations
JPY	Japanese Yen
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of February 29, 2024:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Morgan Stanley	6/20/2028	0.54	USD2,200,000	15,827	(59,900)	(44,073)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Morgan Stanley	6/20/2028	0.54	USD5,000,000	7,548	(107,713)	(100,165)
							23,375	(167,613)	(144,238)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	107

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 29, 2024:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	3.38	USD 6,150,000	(36,166)	(411,068)	(447,234)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	3.38	USD 60,700,000	(3,614,218)	(799,940)	(4,414,158)
						(3,650,384)	(1,211,008)	(4,861,392)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of February 29, 2024:

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities
OTC Credit default swap contracts outstanding - buy protection	23,375	(144,238)
SEE NOTES TO FINANCIAL STATEMENTS.

108	February 29, 2024

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 59.8%
Australia — 0.6%
APA Infrastructure Ltd. 2.00%, 7/15/2030 (a)	EUR150,000	143,981
Commonwealth Bank of Australia 2.69%, 3/11/2031 (b) (c)	1,250,000	1,027,667
Glencore Funding LLC
5.40%, 5/8/2028 (b)	450,000	452,462
6.38%, 10/6/2030 (b)	185,000	194,387
2.85%, 4/27/2031 (b)	450,000	383,449
2.63%, 9/23/2031 (b)	398,000	330,205
		2,532,151
Austria — 0.1%
Benteler International AG
9.38%, 5/15/2028 (b)	EUR116,000	134,149
9.38%, 5/15/2028 (a)	EUR200,000	231,291
		365,440
Belgium — 0.9%
Azelis Finance NV 5.75%, 3/15/2028 (a)	EUR500,000	556,115
KBC Group NV
(EUR Swap Annual 5 Year + 3.59%), 4.25%, 10/24/2025 (a) (c) (d) (e) (f)	EUR400,000	408,002
(EURIBOR ICE Swap Rate 5 Year + 4.93%), 8.00%, 9/5/2028 (a) (c) (d) (e) (f)	EUR800,000	912,074
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (b) (f)	200,000	201,214
(EUR Swap Annual 5 Year + 1.25%), 1.63%, 9/18/2029 (a) (f)	EUR300,000	319,213
Ontex Group NV 3.50%, 7/15/2026 (a)	EUR800,000	840,473
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR600,000	601,580
		3,838,671
Brazil — 0.3%
Braskem Netherlands Finance BV 7.25%, 2/13/2033 (a)	350,000	318,745
Guara Norte SARL 5.20%, 6/15/2034 (b)	278,457	250,959
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	200,790
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Brazil — continued
Suzano Austria GmbH
3.75%, 1/15/2031	48,000	41,952
7.00%, 3/16/2047 (a)	200,000	207,220
Vale Overseas Ltd. 6.13%, 6/12/2033	305,000	308,355
		1,328,021
Canada — 0.9%
Bank of Nova Scotia (The)
2.45%, 2/2/2032	420,000	344,703
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 4.59%, 5/4/2037 (c) (f)	570,000	509,820
Canadian Pacific Railway Co. 3.50%, 5/1/2050	90,000	65,970
Emera US Finance LP 2.64%, 6/15/2031	1,272,000	1,031,431
Emera, Inc. Series 16-A, (3-MONTH SOFR + 5.44%), 6.75%, 6/15/2076 (f)	236,000	231,254
Enbridge, Inc. Series NC5, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.79%), 8.25%, 1/15/2084 (f)	775,000	803,964
Federation des Caisses Desjardins du Quebec (SOFRINDX + 1.09%), 5.28%, 1/23/2026 (b) (f)	510,000	507,154
Transcanada Trust Series 16-A, (3-MONTH SOFR + 4.64%), 5.88%, 8/15/2076 (f)	57,000	54,666
		3,548,962
Chile — 0.1%
Alfa Desarrollo SpA 4.55%, 9/27/2051 (b)	337,879	250,875
China — 0.9%
Country Garden Holdings Co. Ltd. 3.13%, 10/22/2025 (a) (g)	530,000	41,075
Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	184,950
Longfor Group Holdings Ltd. 4.50%, 1/16/2028 (a)	300,000	159,180
NXP BV
5.55%, 12/1/2028	1,472,000	1,485,042
2.50%, 5/11/2031	1,097,000	905,486
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	109

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
China — continued
5.00%, 1/15/2033	490,000	473,502
TI Automotive Finance plc 3.75%, 4/15/2029 (a)	EUR500,000	495,096
		3,744,331
Colombia — 0.0% ^
AI Candelaria Spain SA 5.75%, 6/15/2033 (b)	250,000	197,000
Denmark — 0.5%
Danske Bank A/S
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (b) (f)	262,000	263,034
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.62%, 9/11/2026 (b) (f)	600,000	562,480
(EURIBOR ICE Swap Rate 1 Year + 0.88%), 0.75%, 6/9/2029 (a) (f)	EUR500,000	472,546
(EURIBOR ICE Swap Rate 1 Year + 1.70%), 4.75%, 6/21/2030 (a) (f)	EUR800,000	895,048
		2,193,108
France — 8.3%
Accor SA 1.75%, 2/4/2026 (a) (h)	EUR400,000	416,204
Airbus SE
1.63%, 6/9/2030 (a)	EUR1,100,000	1,076,586
1.38%, 5/13/2031 (a)	EUR300,000	284,032
Altice France SA 3.38%, 1/15/2028 (a)	EUR1,000,000	875,448
Autoroutes du Sud de la France SA
1.13%, 4/20/2026 (a)	EUR800,000	824,305
3.25%, 1/19/2033 (a)	EUR600,000	636,217
AXA SA (EURIBOR 3 Month + 3.75%), 3.38%, 7/6/2047 (a) (f)	EUR600,000	628,577
Banijay Entertainment SASU
7.00%, 5/1/2029 (a)	EUR100,000	112,944
7.00%, 5/1/2029 (b)	EUR218,000	246,217
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

France — continued
BNP Paribas SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.35%), 8.50%, 8/14/2028 (b) (c) (d) (e) (f)	1,000,000	1,031,222
(EURIBOR ICE Swap Rate 5 Year + 4.63%), 7.38%, 6/11/2030 (a) (c) (d) (e) (f)	EUR400,000	452,129
BPCE SA
5.15%, 7/21/2024 (b)	600,000	597,273
4.88%, 4/1/2026 (b)	450,000	440,059
(SOFR + 2.10%), 5.98%, 1/18/2027 (b) (f)	2,038,000	2,039,690
(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a) (f)	EUR400,000	396,285
4.38%, 7/13/2028 (a)	EUR900,000	987,941
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (f)	480,000	384,205
(SOFR + 1.73%), 3.12%, 10/19/2032 (b) (f)	250,000	201,614
Burger King France SAS (EURIBOR 3 Month + 4.75%), 8.65%, 11/1/2026 (a) (f)	EUR350,000	381,550
Cerba Healthcare SACA 3.50%, 5/31/2028 (a)	EUR739,000	694,503
CGG SA 7.75%, 4/1/2027 (a)	EUR304,000	292,914
Chrome Holdco SAS 5.00%, 5/31/2029 (a)	EUR100,000	79,439
Credit Agricole SA
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (f)	1,000,000	923,077
(U.K. Government Bonds 1 Year Note Generic Bid Yield + 2.60%), 5.75%, 11/29/2027 (a) (f)	GBP500,000	634,811
2.00%, 3/25/2029 (a)	EUR200,000	195,671
(SOFR + 1.86%), 6.32%, 10/3/2029 (b) (f)	705,000	726,590
Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.88%, 10/25/2029 (a) (f)	EUR300,000	318,275
Electricite de France SA
(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a) (d) (e) (f)	EUR1,000,000	1,070,950
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
France — continued
(EUR Swap Annual 5 Year + 3.97%), 3.38%, 6/15/2030 (a) (d) (e) (f)	EUR1,000,000	956,832
6.25%, 5/23/2033 (b)	500,000	522,334
Elis SA 1.63%, 4/3/2028 (a)	EUR1,100,000	1,090,436
Forvia SE
2.63%, 6/15/2025 (a)	EUR300,000	320,074
3.13%, 6/15/2026 (a)	EUR600,000	631,442
2.38%, 6/15/2027 (a)	EUR600,000	603,133
3.75%, 6/15/2028 (a)	EUR700,000	723,460
iliad SA
5.38%, 6/14/2027 (a)	EUR600,000	657,198
1.88%, 2/11/2028 (a)	EUR800,000	784,851
5.63%, 2/15/2030 (a)	EUR700,000	773,583
Loxam SAS
2.88%, 4/15/2026 (a)	EUR300,000	314,408
4.50%, 2/15/2027 (b)	EUR288,000	309,440
Lune Holdings SARL 5.63%, 11/15/2028 (a)	EUR475,000	419,945
Orange SA (EUR Swap Annual 5 Year + 2.10%), 1.75%, 7/15/2028 (a) (d) (e) (f)	EUR1,100,000	1,050,673
Paprec Holding SA
3.50%, 7/1/2028 (a)	EUR573,000	585,378
7.25%, 11/17/2029 (b)	EUR182,000	208,264
Renault SA
1.25%, 6/24/2025 (a)	EUR500,000	519,056
2.00%, 9/28/2026 (a)	EUR700,000	716,205
1.13%, 10/4/2027 (a)	EUR800,000	780,597
Rexel SA 2.13%, 6/15/2028 (a)	EUR700,000	702,059
Societe Generale SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.93%), 4.75%, 5/26/2026 (b) (c) (d) (e) (f)	400,000	351,889
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (b) (c) (d) (e) (f)	525,000	423,528
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (f)	580,000	470,173
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

France — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.34%, 1/21/2033 (b) (f)	501,000	413,701
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.95%), 6.69%, 1/10/2034 (b) (f)	580,000	599,164
SPIE SA 2.63%, 6/18/2026 (a)	EUR600,000	627,923
TotalEnergies Capital International SA 3.13%, 5/29/2050	50,000	34,843
TotalEnergies SE (EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a) (d) (e) (f)	EUR750,000	806,986
Vallourec SA 8.50%, 6/30/2026 (a)	EUR500,000	541,643
Veolia Environnement SA (EURIBOR ICE Swap Rate 5 Year + 2.15%), 1.63%, 6/1/2026 (a) (d) (e) (f)	EUR400,000	398,815
Vinci SA 1.75%, 9/26/2030 (a)	EUR100,000	97,316
		34,384,077
Germany — 4.0%
Adler Pelzer Holding GmbH
9.50%, 4/1/2027 (a)	EUR100,000	109,269
9.50%, 4/1/2027 (b)	EUR308,000	336,548
Birkenstock Financing SARL 5.25%, 4/30/2029 (a)	EUR800,000	855,042
Cheplapharm Arzneimittel GmbH
3.50%, 2/11/2027 (a)	EUR300,000	313,297
4.38%, 1/15/2028 (a)	EUR550,000	577,609
Commerzbank AG (EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/5/2030 (a) (f)	EUR500,000	529,454
CT Investment GmbH 5.50%, 4/15/2026 (a)	EUR206,000	221,042
Deutsche Bank AG (SOFR + 2.26%), 3.74%, 1/7/2033 (f)	450,000	361,650
Deutsche Lufthansa AG
2.88%, 2/11/2025 (a)	EUR1,200,000	1,279,127
3.00%, 5/29/2026 (a)	EUR400,000	420,431
Douglas GmbH 6.00%, 4/8/2026 (a)	EUR700,000	760,036
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	111

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Germany — continued
Evonik Industries AG (EUR Swap Annual 5 Year + 1.84%), 1.38%, 9/2/2081 (a) (f)	EUR300,000	291,816
Heidelberg Materials Finance Luxembourg SA 4.88%, 11/21/2033 (a)	EUR500,000	569,923
IHO Verwaltungs GmbH
3.75% (Cash), 9/15/2026 (a) (i)	EUR325,000	344,333
3.88% (Cash), 5/15/2027 (a) (i) (j)	EUR800,000	839,937
8.75% (Cash), 5/15/2028 (b) (i)	EUR263,169	307,899
8.75% (Cash), 5/15/2028 (a) (i) (j)	EUR100,000	116,997
Kirk Beauty SUN GmbH 8.25% (Cash), 10/1/2026 (a) (i)	EUR100,000	109,296
Nidda Healthcare Holding GmbH 7.50%, 8/21/2026 (a)	EUR1,000,000	1,116,012
Schaeffler AG
2.88%, 3/26/2027 (a)	EUR650,000	683,201
3.38%, 10/12/2028 (a)	EUR200,000	207,514
Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR747,318	803,986
Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR400,000	424,894
thyssenkrupp AG 2.50%, 2/25/2025 (a)	EUR400,000	426,731
TK Elevator Midco GmbH 4.38%, 7/15/2027 (a)	EUR300,000	312,892
TUI Cruises GmbH 6.50%, 5/15/2026 (a)	EUR350,000	379,301
Volkswagen International Finance NV
(EUR Swap Annual 5 Year + 3.75%), 3.50%, 6/17/2025 (a) (d) (e) (f)	EUR400,000	420,583
(EUR Swap Annual 10 Year + 3.98%), 4.63%, 6/27/2028 (a) (d) (e) (f)	EUR500,000	519,470
3.25%, 11/18/2030 (a)	EUR600,000	626,103
ZF Europe Finance BV
2.00%, 2/23/2026 (a)	EUR900,000	924,288
2.50%, 10/23/2027 (a)	EUR500,000	501,961
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Germany — continued
ZF Finance GmbH
2.25%, 5/3/2028 (a)	EUR200,000	196,084
3.75%, 9/21/2028 (a)	EUR600,000	620,271
		16,506,997
India — 0.2%
Greenko Dutch BV 3.85%, 3/29/2026 (b)	185,000	174,362
Greenko Power II Ltd. 4.30%, 12/13/2028 (b)	382,500	350,466
NTPC Ltd. 3.75%, 4/3/2024 (a)	200,000	199,492
		724,320
Indonesia — 0.2%
Indonesia Asahan Aluminium PT 5.45%, 5/15/2030 (b)	200,000	195,752
Pertamina Persero PT 3.65%, 7/30/2029 (b)	400,000	370,532
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)	200,000	192,208
		758,492
Ireland — 2.2%
AerCap Ireland Capital DAC
2.45%, 10/29/2026	300,000	276,717
6.10%, 1/15/2027	635,000	642,935
5.75%, 6/6/2028	342,000	344,475
3.30%, 1/30/2032	258,000	218,186
AIB Group plc
(EUR Swap Annual 5 Year + 6.63%), 6.25%, 6/23/2025 (a) (c) (d) (e) (f)	EUR700,000	748,994
(EUR Swap Annual 1 Year + 1.95%), 4.63%, 7/23/2029 (a) (f)	EUR300,000	330,862
(EUR Swap Annual 5 Year + 2.15%), 1.88%, 11/19/2029 (a) (f)	EUR750,000	793,579
Avolon Holdings Funding Ltd.
3.95%, 7/1/2024 (b)	126,000	124,810
2.88%, 2/15/2025 (b)	265,000	256,562
5.50%, 1/15/2026 (b)	315,000	309,724
2.13%, 2/21/2026 (b)	940,000	868,269
4.25%, 4/15/2026 (b)	125,000	120,543
4.38%, 5/1/2026 (b)	60,000	57,748
3.25%, 2/15/2027 (b)	505,000	465,610
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Ireland — continued
6.38%, 5/4/2028 (b)	110,000	111,623
5.75%, 3/1/2029 (b)	900,000	887,016
Bank of Ireland Group plc
(EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (a) (c) (d) (e) (f)	EUR711,000	775,173
(EUR Swap Annual 5 Year + 6.43%), 6.00%, 9/1/2025 (a) (c) (d) (e) (f)	EUR600,000	635,510
eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR1,100,000	1,154,390
		9,122,726
Israel — 0.1%
Energian Israel Finance Ltd.
4.88%, 3/30/2026 (a)	156,000	146,518
5.38%, 3/30/2028 (a)	150,475	134,886
Leviathan Bond Ltd.
6.13%, 6/30/2025 (a)	200,000	195,750
6.50%, 6/30/2027 (a)	165,554	158,533
		635,687
Italy — 5.2%
Assicurazioni Generali SpA
2.43%, 7/14/2031 (a)	EUR200,000	187,162
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/2047 (a) (f)	EUR200,000	223,760
Autostrade per l'Italia SpA
1.88%, 9/26/2029 (a)	EUR900,000	866,625
5.13%, 6/14/2033 (a)	EUR600,000	677,287
Enel Finance International NV
1.38%, 7/12/2026 (b)	1,460,000	1,330,243
3.50%, 4/6/2028 (b)	200,000	186,442
1.88%, 7/12/2028 (b)	425,000	368,389
0.50%, 6/17/2030 (a)	EUR200,000	178,942
0.88%, 1/17/2031 (a)	EUR493,000	443,524
2.25%, 7/12/2031 (b)	536,000	428,325
5.00%, 6/15/2032 (b)	200,000	190,836
Enel SpA
Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.38%, 8/24/2026 (a) (d) (e) (f)	EUR800,000	832,778
Series 9.5Y, (EUR Swap Annual 5 Year + 2.01%), 1.88%, 6/8/2030 (a) (d) (e) (f)	EUR300,000	264,333
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Italy — continued
Eni SpA 4.25%, 5/9/2029 (b)	250,000	241,234
Guala Closures SpA 3.25%, 6/15/2028 (a)	EUR584,000	586,302
Infrastrutture Wireless Italiane SpA
1.88%, 7/8/2026 (a)	EUR500,000	516,265
1.63%, 10/21/2028 (a)	EUR200,000	197,411
Intesa Sanpaolo SpA
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (a) (c) (d) (e) (f)	EUR276,000	306,131
5.25%, 1/13/2030 (a)	EUR845,000	976,292
6.63%, 6/20/2033 (b)	1,220,000	1,233,383
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (b) (f)	200,000	144,268
Lottomatica SpA
7.13%, 6/1/2028 (a)	EUR200,000	228,565
7.13%, 6/1/2028 (b)	EUR237,000	270,850
Mundys SpA
1.63%, 2/3/2025 (a)	EUR300,000	315,343
1.88%, 7/13/2027 (a)	EUR450,000	452,315
1.88%, 2/12/2028 (a)	EUR800,000	787,428
Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR477,000	250,553
Rossini SARL 6.75%, 10/30/2025 (a)	EUR450,000	486,747
Saipem Finance International BV 2.63%, 1/7/2025 (a)	EUR700,000	745,514
Shiba Bidco SpA 4.50%, 10/31/2028 (a)	EUR750,000	770,556
TeamSystem SpA 3.50%, 2/15/2028 (a)	EUR300,000	308,028
Telecom Italia Finance SA 7.75%, 1/24/2033	EUR230,000	290,839
Telecom Italia SpA
2.88%, 1/28/2026 (a)	EUR200,000	209,675
3.63%, 5/25/2026 (a)	EUR400,000	423,360
2.38%, 10/12/2027 (a)	EUR1,350,000	1,354,452
6.88%, 2/15/2028 (a)	EUR500,000	572,668
1.63%, 1/18/2029 (a)	EUR600,000	557,693
UniCredit SpA
(EUR Swap Annual 5 Year + 4.93%), 5.38%, 6/3/2025 (a) (c) (d) (e) (f)	EUR400,000	423,923
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	113

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Italy — continued
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (a) (c) (d) (e) (f)	EUR400,000	443,162
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (f)	200,000	183,544
(EURIBOR 3 Month + 0.85%), 0.93%, 1/18/2028 (a) (f)	EUR600,000	598,469
(EURIBOR 3 Month + 1.90%), 4.80%, 1/17/2029 (a) (f)	EUR1,100,000	1,227,144
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (b) (f)	410,000	342,836
		21,623,596
Japan — 0.6%
Mitsubishi UFJ Financial Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (f)	707,000	652,626
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/2028	1,110,000	1,108,170
1.00%, 7/9/2029	EUR363,000	344,152
3.00%, 11/21/2030 (a)	EUR200,000	207,325
3.03%, 7/9/2040	270,000	201,120
		2,513,393
Kazakhstan — 0.2%
KazMunayGas National Co. JSC
5.38%, 4/24/2030 (a)	600,000	582,528
5.75%, 4/19/2047 (a)	380,000	323,570
		906,098
Kuwait — 0.0% ^
MEGlobal Canada ULC 5.00%, 5/18/2025 (b)	200,000	197,650
Luxembourg — 1.8%
Altice Finco SA 4.75%, 1/15/2028 (a)	EUR600,000	543,102
Altice France Holding SA
8.00%, 5/15/2027 (a)	EUR850,000	523,647
8.00%, 5/15/2027 (b)	EUR123,000	75,775
4.00%, 2/15/2028 (a)	EUR100,000	48,621
ARD Finance SA 5.00% (Cash), 6/30/2027 (a) (i) (j)	EUR400,000	168,605
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Luxembourg — continued
Herens Midco SARL 5.25%, 5/15/2029 (a)	EUR403,000	302,716
INEOS Finance plc
3.38%, 3/31/2026 (a)	EUR547,000	579,563
6.63%, 5/15/2028 (a)	EUR350,000	384,964
6.38%, 4/15/2029 (b)	EUR348,000	375,702
Matterhorn Telecom SA
3.13%, 9/15/2026 (a)	EUR775,000	813,362
4.00%, 11/15/2027 (a)	EUR100,000	106,982
Monitchem HoldCo 3 SA 8.75%, 5/1/2028 (a)	EUR300,000	339,204
PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR750,000	806,547
SELP Finance SARL, REIT 0.88%, 5/27/2029 (a)	EUR1,400,000	1,287,841
SES SA
(EUR Swap Annual 5 Year + 3.19%), 2.88%, 5/27/2026 (a) (d) (e) (f)	EUR400,000	405,016
0.88%, 11/4/2027 (a)	EUR130,000	126,508
Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR90,105	95,768
Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR400,000	426,375
		7,410,298
Malaysia — 0.1%
Petronas Capital Ltd. 3.40%, 4/28/2061 (b)	436,000	297,086
Mexico — 0.6%
BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b) (c) (f)	200,000	182,744
Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.13%, 6/8/2026 (b) (d) (e) (f)	488,000	464,820
Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050	150,000	111,137
Petroleos Mexicanos 6.88%, 8/4/2026	1,560,000	1,502,904
Southern Copper Corp. 5.88%, 4/23/2045	140,000	139,300
		2,400,905
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Morocco — 0.0% ^
OCP SA 6.88%, 4/25/2044 (a)	200,000	187,500
Netherlands — 2.1%
ABN AMRO Bank NV
4.75%, 7/28/2025 (b)	200,000	196,208
(EUR Swap Annual 5 Year + 4.67%), 4.38%, 9/22/2025 (a) (c) (d) (e) (f)	EUR200,000	209,236
4.80%, 4/18/2026 (b)	200,000	195,126
(EUR Swap Annual 5 Year + 3.90%), 4.75%, 9/22/2027 (a) (c) (d) (e) (f)	EUR600,000	600,655
Cooperatieve Rabobank UA
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (b) (f)	365,000	340,116
(EUR Swap Annual 5 Year + 3.70%), 3.25%, 12/29/2026 (a) (c) (d) (e) (f)	EUR200,000	194,310
(EUR Swap Annual 5 Year + 4.68%), 4.38%, 6/29/2027 (a) (c) (d) (e) (f)	EUR800,000	807,522
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.22%), 3.65%, 4/6/2028 (b) (f)	890,000	843,223
ING Groep NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (c) (d) (e) (f)	495,000	465,785
Q-Park Holding I BV
2.00%, 3/1/2027 (a)	EUR200,000	201,483
5.13%, 3/1/2029 (b)	EUR293,000	317,466
Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR500,000	509,597
Sunrise HoldCo IV BV 3.88%, 6/15/2029 (a)	EUR700,000	727,030
Titan Holdings II BV 5.13%, 7/15/2029 (a)	EUR568,000	537,041
Trivium Packaging Finance BV 3.75%, 8/15/2026 (a) (h)	EUR550,000	573,447
VZ Vendor Financing II BV 2.88%, 1/15/2029 (a)	EUR100,000	93,548
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Netherlands — continued
Wolters Kluwer NV 3.75%, 4/3/2031 (a)	EUR500,000	548,937
Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR1,400,000	1,291,875
		8,652,605
New Zealand — 0.1%
ANZ New Zealand Int'l Ltd. 2.55%, 2/13/2030 (b)	490,000	423,984
Norway — 0.6%
Aker BP ASA 6.00%, 6/13/2033 (b)	525,000	533,833
DNB Bank ASA
(U.K. Government Bonds 1 Year Note Generic Bid Yield + 1.35%), 2.63%, 6/10/2026 (a) (f)	GBP1,000,000	1,219,508
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (b) (f)	841,000	784,481
		2,537,822
Portugal — 0.7%
EDP - Energias de Portugal SA
(EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a) (f)	EUR1,000,000	1,033,515
Series NC5., (EUR Swap Annual 5 Year + 1.89%), 1.50%, 3/14/2082 (a) (f)	EUR400,000	391,111
(EUR Swap Annual 5 Year + 3.18%), 5.94%, 4/23/2083 (a) (f)	EUR200,000	223,194
EDP Finance BV
3.63%, 7/15/2024 (b)	675,000	669,023
1.50%, 11/22/2027 (a)	EUR750,000	755,340
		3,072,183
South Africa — 0.4%
Anglo American Capital plc
4.00%, 9/11/2027 (b)	500,000	475,755
5.50%, 5/2/2033 (b)	1,170,000	1,153,819
		1,629,574
Spain — 5.2%
Abertis Infraestructuras Finance BV
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	115

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Spain — continued
(EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a) (d) (e) (f)	EUR900,000	931,409
(EUR Swap Annual 5 Year + 3.27%), 2.63%, 1/26/2027 (a) (d) (e) (f)	EUR400,000	396,654
Banco Bilbao Vizcaya Argentaria SA
Series 9, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.19%), 6.50%, 3/5/2025 (c) (d) (e) (f)	200,000	197,087
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.10%), 9.38%, 3/19/2029 (c) (d) (e) (f)	1,000,000	1,055,240
Banco de Sabadell SA (EUR Swap Annual 1 Year + 0.97%), 0.63%, 11/7/2025 (a) (f)	EUR300,000	317,100
Banco Santander SA
5.15%, 8/18/2025	1,400,000	1,389,617
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (f)	800,000	723,817
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 9.63%, 11/21/2028 (c) (d) (e) (f)	1,000,000	1,056,977
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.30%), 9.63%, 5/21/2033 (c) (d) (e) (f)	400,000	428,387
CaixaBank SA
1.13%, 3/27/2026 (a)	EUR1,000,000	1,024,873
(EUR Swap Annual 5 Year + 6.35%), 5.88%, 10/9/2027 (a) (c) (d) (e) (f)	EUR400,000	420,570
(EUR Swap Annual 5 Year + 3.86%), 3.63%, 9/14/2028 (a) (c) (d) (e) (f)	EUR600,000	511,845
(SOFR + 2.77%), 6.84%, 9/13/2034 (b) (f)	425,000	446,859
Cellnex Finance Co. SA 2.25%, 4/12/2026 (a)	EUR500,000	521,149
Cellnex Telecom SA
1.00%, 4/20/2027 (a)	EUR600,000	592,947
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Spain — continued
1.88%, 6/26/2029 (a)	EUR800,000	780,358
1.75%, 10/23/2030 (a)	EUR800,000	754,111
Cirsa Finance International Sarl
7.88%, 7/31/2028 (a)	EUR200,000	228,006
6.50%, 3/15/2029 (b)	EUR149,000	162,983
eDreams ODIGEO SA
5.50%, 7/15/2027 (b)	EUR307,000	327,658
5.50%, 7/15/2027 (a)	EUR400,000	426,916
Grifols SA
1.63%, 2/15/2025 (a)	EUR550,000	577,087
3.20%, 5/1/2025 (a)	EUR100,000	103,839
2.25%, 11/15/2027 (a)	EUR1,000,000	976,894
3.88%, 10/15/2028 (a)	EUR500,000	458,448
Grupo Antolin-Irausa SA
3.38%, 4/30/2026 (a)	EUR100,000	97,812
3.50%, 4/30/2028 (a)	EUR300,000	248,044
Iberdrola International BV
(EUR Swap Annual 5 Year + 2.06%), 2.63%, 3/22/2024 (a) (d) (e) (f)	EUR800,000	862,653
Series NC5, (EUR Swap Annual 5 Year + 2.32%), 1.87%, 1/28/2026 (a) (d) (e) (f)	EUR300,000	306,787
Kaixo Bondco Telecom SA 5.13%, 9/30/2029 (a)	EUR392,000	415,120
Lorca Telecom Bondco SA 4.00%, 9/18/2027 (a)	EUR1,066,000	1,128,136
Naturgy Finance BV (EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a) (d) (e) (f)	EUR200,000	215,543
Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (f)	EUR800,000	859,885
Telefonica Emisiones SA 5.21%, 3/8/2047	150,000	134,916
Telefonica Europe BV
(EUR Swap Annual 8 Year + 2.97%), 3.88%, 6/22/2026 (a) (d) (e) (f)	EUR900,000	947,283
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Spain — continued
(EUR Swap Annual 6 Year + 2.87%), 2.88%, 2/24/2028 (a) (d) (e) (f)	EUR1,000,000	985,977
(EUR Swap Annual 7 Year + 3.35%), 6.14%, 2/3/2030 (a) (d) (e) (f)	EUR500,000	548,640
		21,561,627
Sweden — 0.9%
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a) (c) (d) (e) (f)	1,000,000	835,510
Verisure Holding AB
3.88%, 7/15/2026 (a)	EUR475,000	504,637
3.25%, 2/15/2027 (a)	EUR1,100,000	1,136,479
Verisure Midholding AB 5.25%, 2/15/2029 (a)	EUR500,000	521,635
Volvo Car AB
2.00%, 1/24/2025 (a)	EUR200,000	211,297
2.50%, 10/7/2027 (a)	EUR400,000	406,895
		3,616,453
Switzerland — 1.6%
Dufry One BV
2.50%, 10/15/2024 (a)	EUR700,000	747,103
2.00%, 2/15/2027 (a)	EUR700,000	704,018
Holcim Finance Luxembourg SA 0.50%, 4/23/2031 (a)	EUR900,000	771,525
Holcim Sterling Finance Netherlands BV 2.25%, 4/4/2034 (a)	GBP300,000	288,901
Swiss Re Finance Luxembourg SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (f)	200,000	193,891
UBS Group AG
(SOFR + 3.34%), 6.37%, 7/15/2026 (b) (f)	300,000	302,058
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (f)	322,000	315,621
4.28%, 1/9/2028 (b)	550,000	527,816
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Switzerland — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 9.25%, 11/13/2028 (b) (c) (d) (e) (f)	200,000	213,520
(SOFR + 3.73%), 4.19%, 4/1/2031 (b) (f)	274,000	251,998
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.10%, 2/11/2032 (b) (f)	280,000	221,074
(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (f)	561,000	471,430
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (f)	430,000	346,365
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (b) (f)	200,000	190,651
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.76%), 9.25%, 11/13/2033 (b) (c) (d) (e) (f)	200,000	220,973
Zurich Insurance Co. Ltd. (EURIBOR 3 Month + 3.95%), 3.50%, 10/1/2046 (a) (f)	EUR700,000	741,169
		6,508,113
Taiwan — 0.4%
TSMC Arizona Corp. 4.25%, 4/22/2032	380,000	365,112
TSMC Global Ltd.
1.25%, 4/23/2026 (b)	700,000	645,267
2.25%, 4/23/2031 (b)	700,000	586,509
		1,596,888
United Kingdom — 9.8%
888 Acquisitions Ltd.
7.56%, 7/15/2027 (b)	EUR230,000	241,251
7.56%, 7/15/2027 (a)	EUR300,000	314,630
AstraZeneca plc
0.38%, 6/3/2029 (a)	EUR700,000	651,554
4.00%, 9/18/2042	490,000	418,205
Barclays plc (SOFR + 2.22%), 6.49%, 9/13/2029 (f)	270,000	278,312
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	117

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
BAT Capital Corp.
6.34%, 8/2/2030	380,000	392,425
7.08%, 8/2/2043	1,005,000	1,047,305
Bellis Acquisition Co. plc
3.25%, 2/16/2026 (a)	GBP300,000	357,892
4.50%, 2/16/2026 (a)	GBP200,000	243,018
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (f)	204,000	201,015
(EUR Swap Annual 5 Year + 3.52%), 3.25%, 3/22/2026 (a) (d) (e) (f)	EUR1,150,000	1,199,040
(EUR Swap Annual 5 Year + 3.78%), 3.63%, 3/22/2029 (a) (d) (e) (f)	EUR200,000	201,859
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (f)	94,000	88,712
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.15%), 6.45%, 12/1/2033 (d) (e) (f)	380,000	380,852
Cadent Finance plc 0.63%, 3/19/2030 (a)	EUR800,000	717,349
Centrica plc 4.38%, 3/13/2029 (a)	GBP200,000	243,105
CPUK Finance Ltd. 4.50%, 8/28/2027 (a)	GBP400,000	452,535
EC Finance plc 3.00%, 10/15/2026 (a)	EUR899,000	942,490
Eversholt Funding plc 2.74%, 6/30/2040 (a)	GBP676,927	704,600
Gatwick Funding Ltd. 2.50%, 4/15/2030 (a)	GBP700,000	759,806
Heathrow Funding Ltd.
1.50%, 10/12/2025 (a)	EUR800,000	831,289
6.75%, 12/3/2026 (a)	GBP300,000	391,325
1.50%, 2/11/2030 (a)	EUR300,000	284,168
1.13%, 10/8/2030 (a)	EUR1,000,000	913,881
1.88%, 3/14/2034 (a)	EUR250,000	221,372
5.88%, 5/13/2041 (a)	GBP100,000	128,848
HSBC Holdings plc
(SOFR + 1.54%), 1.65%, 4/18/2026 (f)	490,000	467,662
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Kingdom — continued
(SOFR + 3.03%), 7.34%, 11/3/2026 (f)	720,000	741,329
5.75%, 12/20/2027 (a)	GBP200,000	255,528
(SOFR + 2.61%), 5.21%, 8/11/2028 (f)	380,000	376,315
(SOFR + 1.73%), 2.01%, 9/22/2028 (f)	3,260,000	2,888,228
(SOFR + 1.29%), 2.21%, 8/17/2029 (f)	985,000	855,169
(3-MONTH CME TERM SOFR + 1.87%), 3.97%, 5/22/2030 (f)	374,000	346,782
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (c) (d) (e) (f)	695,000	576,039
(SOFR + 1.41%), 2.87%, 11/22/2032 (f)	440,000	362,953
Iceland Bondco plc 10.88%, 12/15/2027 (b)	GBP120,000	160,158
INEOS Quattro Finance 1 plc 3.75%, 7/15/2026 (a)	EUR400,000	415,580
INEOS Quattro Finance 2 plc 8.50%, 3/15/2029 (b)	EUR200,000	226,240
INEOS Styrolution Ludwigshafen GmbH 2.25%, 1/16/2027 (a)	EUR300,000	297,382
International Consolidated Airlines Group SA
2.75%, 3/25/2025 (a)	EUR100,000	106,326
1.50%, 7/4/2027 (a)	EUR700,000	696,035
Jaguar Land Rover Automotive plc
4.50%, 1/15/2026 (a)	EUR500,000	540,185
4.50%, 7/15/2028 (a)	EUR100,000	106,848
Lloyds Banking Group plc
4.58%, 12/10/2025	200,000	195,989
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.48%), 5.99%, 8/7/2027 (f)	410,000	412,874
National Grid plc
2.18%, 6/30/2026 (a)	EUR900,000	940,081
0.25%, 9/1/2028 (a)	EUR800,000	744,239
NatWest Group plc
(3-MONTH SOFR + 1.76%), 4.27%, 3/22/2025 (f)	780,000	779,327
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (c) (d) (e) (f)	650,000	631,118
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.27%), 5.52%, 9/30/2028 (f)	400,000	400,083
(EURIBOR 3 Month + 0.89%), 0.67%, 9/14/2029 (a) (f)	EUR1,200,000	1,120,197
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.78%, 3/1/2035 (f)	440,000	439,125
NGG Finance plc (EUR Swap Annual 5 Year + 2.53%), 2.13%, 9/5/2082 (a) (f)	EUR730,000	719,948
Nomad Foods Bondco plc 2.50%, 6/24/2028 (a)	EUR600,000	598,954
Pinnacle Bidco plc 8.25%, 10/11/2028 (b)	EUR287,000	324,210
Punch Finance plc 6.13%, 6/30/2026 (a)	GBP438,000	533,597
RAC Bond Co. plc 5.25%, 11/4/2027 (a)	GBP554,000	649,955
RELX Finance BV 0.88%, 3/10/2032 (a)	EUR500,000	443,378
Rolls-Royce plc
0.88%, 5/9/2024 (a)	EUR600,000	644,073
4.63%, 2/16/2026 (a)	EUR700,000	763,293
1.63%, 5/9/2028 (a)	EUR100,000	98,364
Santander UK Group Holdings plc
(SOFR + 2.75%), 6.83%, 11/21/2026 (f)	285,000	289,346
(SOFR + 0.99%), 1.67%, 6/14/2027 (f)	900,000	818,120
(SOFR + 2.60%), 6.53%, 1/10/2029 (f)	665,000	681,900
South Eastern Power Networks plc 5.63%, 9/30/2030 (a)	GBP400,000	521,364
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (b) (f)	395,000	386,282
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (b) (f)	670,000	712,016
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Kingdom — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (b) (f)	650,000	613,704
Synthomer plc 3.88%, 7/1/2025 (a)	EUR400,000	426,887
Thames Water Utilities Finance plc 4.38%, 1/18/2031 (a)	EUR400,000	399,352
Virgin Media Finance plc 3.75%, 7/15/2030 (a)	EUR800,000	756,733
Vmed O2 UK Financing I plc 3.25%, 1/31/2031 (a)	EUR500,000	478,854
Vodafone Group plc
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a) (f)	EUR700,000	736,390
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)	429,000	439,607
(EUR Swap Annual 5 Year + 3.48%), 3.00%, 8/27/2080 (a) (f)	EUR925,000	886,170
		40,611,127
United States — 10.2%
AbbVie, Inc.
5.05%, 3/15/2034	740,000	743,684
4.25%, 11/21/2049	530,000	454,688
5.40%, 3/15/2054	110,000	111,663
AES Corp. (The)
3.30%, 7/15/2025 (b)	31,000	29,891
3.95%, 7/15/2030 (b)	42,000	38,159
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (d) (e) (f)	104,000	93,831
American Medical Systems Europe BV 1.63%, 3/8/2031	EUR100,000	95,535
Amgen, Inc.
5.25%, 3/2/2033	329,000	328,098
4.66%, 6/15/2051	150,000	130,543
Ardagh Packaging Finance plc 2.13%, 8/15/2026 (a)	EUR900,000	876,579
AT&T, Inc.
3.50%, 9/15/2053	130,000	89,354
3.55%, 9/15/2055	99,000	67,442
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	119

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Bank of America Corp.
(SOFR + 1.29%), 5.08%, 1/20/2027 (f)	210,000	208,671
(SOFR + 1.05%), 2.55%, 2/4/2028 (f)	175,000	161,952
(SOFR + 1.63%), 5.20%, 4/25/2029 (f)	500,000	497,292
(SOFR + 1.57%), 5.82%, 9/15/2029 (f)	1,080,000	1,100,604
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (f)	560,000	468,657
(SOFR + 1.32%), 2.69%, 4/22/2032 (f)	249,000	208,519
(SOFR + 1.22%), 2.30%, 7/21/2032 (f)	470,000	380,427
(SOFR + 1.84%), 5.87%, 9/15/2034 (f)	360,000	369,148
(SOFR + 1.65%), 5.47%, 1/23/2035 (f)	480,000	478,612
Baxter International, Inc. 2.54%, 2/1/2032	605,000	496,039
Berkshire Hathaway Energy Co. 4.60%, 5/1/2053	47,000	40,129
Boeing Co. (The) 5.81%, 5/1/2050	205,000	197,595
BP Capital Markets America, Inc.
2.72%, 1/12/2032	881,000	747,552
4.81%, 2/13/2033	600,000	585,352
Bristol-Myers Squibb Co.
5.20%, 2/22/2034	530,000	534,306
5.55%, 2/22/2054	230,000	232,727
5.65%, 2/22/2064	155,000	156,419
Broadcom, Inc. 3.47%, 4/15/2034 (b)	1,090,000	920,570
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d) (e) (f)	310,000	272,766
CCO Holdings LLC 5.13%, 5/1/2027 (b)	140,000	132,323
Cencora, Inc. 2.70%, 3/15/2031	839,000	716,803
CenterPoint Energy, Inc. 2.95%, 3/1/2030	280,000	247,606
CF Industries, Inc. 4.95%, 6/1/2043	224,000	199,178
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Charter Communications Operating LLC
3.70%, 4/1/2051	308,000	186,970
3.90%, 6/1/2052	282,000	177,293
Cheniere Energy Partners LP 5.95%, 6/30/2033	540,000	543,546
Citigroup, Inc.
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (e) (f)	160,000	151,432
Series X, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (f)	686,000	644,414
(SOFR + 1.17%), 2.56%, 5/1/2032 (f)	320,000	263,464
(SOFR + 1.18%), 2.52%, 11/3/2032 (f)	140,000	113,636
Columbia Pipelines Operating Co. LLC
5.93%, 8/15/2030 (b)	800,000	814,883
6.04%, 11/15/2033 (b)	200,000	205,360
Comcast Corp.
2.80%, 1/15/2051	130,000	81,267
5.35%, 5/15/2053	1,365,000	1,330,223
2.94%, 11/1/2056	290,000	178,446
Constellation Energy Generation LLC
5.80%, 3/1/2033	200,000	204,418
5.60%, 6/15/2042	210,000	204,575
6.50%, 10/1/2053	140,000	153,650
Crown Castle, Inc., REIT 4.80%, 9/1/2028	190,000	185,461
CVS Health Corp. 5.25%, 2/21/2033	131,000	129,665
Danaher Corp. 2.80%, 12/10/2051	85,000	55,257
Diamondback Energy, Inc. 3.13%, 3/24/2031	277,000	242,856
Discovery Communications LLC 3.63%, 5/15/2030	50,000	43,948
Duke Energy Indiana LLC 5.40%, 4/1/2053	35,000	33,756
Duke Energy Ohio, Inc.
5.25%, 4/1/2033	45,000	45,035
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
5.65%, 4/1/2053	15,000	15,137
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	140,000	113,511
EMRLD Borrower LP 6.38%, 12/15/2030 (b)	EUR182,000	206,541
Energy Transfer LP (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.02%), 8.00%, 5/15/2054 (f)	490,000	509,110
Entergy Texas, Inc. 1.75%, 3/15/2031	115,000	92,140
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	274,000	256,381
FirstEnergy Transmission LLC 2.87%, 9/15/2028 (b)	705,000	636,875
Ford Motor Credit Co. LLC
4.27%, 1/9/2027	200,000	191,593
3.63%, 6/17/2031	467,000	398,113
Freeport-McMoRan, Inc.
4.13%, 3/1/2028	119,000	112,907
4.25%, 3/1/2030	218,000	203,686
4.63%, 8/1/2030	740,000	705,209
5.40%, 11/14/2034	29,000	28,211
General Electric Co. 4.13%, 9/19/2035 (a)	EUR100,000	110,713
Gilead Sciences, Inc. 5.55%, 10/15/2053	430,000	438,309
Global Payments, Inc. 2.90%, 11/15/2031	265,000	221,173
Goldman Sachs Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d) (e) (f)	10,000	9,199
(SOFR + 0.91%), 1.95%, 10/21/2027 (f)	355,000	324,984
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 7.50%, 2/10/2029 (d) (e) (f)	510,000	536,277
(SOFR + 1.28%), 2.62%, 4/22/2032 (f)	290,000	241,129
(SOFR + 1.25%), 2.38%, 7/21/2032 (f)	190,000	154,619
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
(SOFR + 1.26%), 2.65%, 10/21/2032 (f)	300,000	247,432
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (b)	50,000	47,568
HCA, Inc.
5.88%, 2/15/2026	185,000	185,767
5.20%, 6/1/2028	170,000	169,367
2.38%, 7/15/2031	370,000	301,113
5.50%, 6/15/2047	91,000	84,727
5.25%, 6/15/2049	500,000	450,225
3.50%, 7/15/2051	150,000	101,354
4.63%, 3/15/2052	687,000	562,490
Healthpeak OP LLC, REIT 5.25%, 12/15/2032	367,000	358,972
Hyundai Capital America
3.50%, 11/2/2026 (b)	555,000	529,238
3.50%, 11/2/2026 (a)	150,000	143,037
6.50%, 1/16/2029 (b)	110,000	115,119
International Game Technology plc 2.38%, 4/15/2028 (a)	EUR200,000	202,942
JBS USA LUX SA
6.75%, 3/15/2034 (b)	240,000	247,199
4.38%, 2/2/2052	120,000	86,331
7.25%, 11/15/2053 (b)	290,000	303,841
KeyCorp (SOFR + 2.42%), 6.40%, 3/6/2035 (f)	830,000	832,425
Kinder Morgan, Inc. 5.20%, 6/1/2033	230,000	223,924
Kraft Heinz Foods Co. 4.88%, 10/1/2049	250,000	223,036
Lowe's Cos., Inc. 4.80%, 4/1/2026	225,000	223,625
Meta Platforms, Inc. 4.45%, 8/15/2052	148,000	129,308
Metropolitan Life Global Funding I 3.30%, 3/21/2029 (b)	185,000	169,864
Morgan Stanley
(SOFR + 0.88%), 1.59%, 5/4/2027 (f)	690,000	636,118
(SOFR + 1.61%), 4.21%, 4/20/2028 (f)	315,000	304,880
(SOFR + 1.73%), 5.12%, 2/1/2029 (f)	455,000	452,019
(SOFR + 1.59%), 5.16%, 4/20/2029 (f)	575,000	571,711
(SOFR + 1.63%), 5.45%, 7/20/2029 (f)	870,000	873,312
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	121

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
(SOFR + 1.18%), 2.24%, 7/21/2032 (f)	220,000	177,235
(SOFR + 1.20%), 2.51%, 10/20/2032 (f)	173,000	141,658
(SOFR + 1.88%), 5.42%, 7/21/2034 (f)	290,000	288,278
(SOFR + 1.73%), 5.47%, 1/18/2035 (f)	140,000	139,835
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (f)	125,000	124,670
Netflix, Inc. 5.38%, 11/15/2029 (b)	357,000	362,521
OI European Group BV 6.25%, 5/15/2028 (b)	EUR180,000	201,843
Oracle Corp.
3.60%, 4/1/2050	70,000	49,283
5.55%, 2/6/2053	181,000	172,917
Pacific Gas and Electric Co.
3.30%, 3/15/2027	366,000	343,027
6.15%, 1/15/2033	460,000	470,552
6.40%, 6/15/2033	360,000	374,296
5.80%, 5/15/2034	395,000	394,585
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (b) (g) (h)	9,000	5,707
Pfizer Investment Enterprises Pte. Ltd. 5.34%, 5/19/2063	120,000	115,590
PNC Financial Services Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (d) (e) (f)	321,000	271,660
(SOFR + 1.90%), 5.68%, 1/22/2035 (f)	110,000	110,317
Regency Centers LP, REIT 2.95%, 9/15/2029	95,000	84,093
Roper Technologies, Inc. 2.95%, 9/15/2029	160,000	143,262
State Street Corp. Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 6.70%, 3/15/2029 (d) (e) (f)	180,000	179,513
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Take-Two Interactive Software, Inc.
3.55%, 4/14/2025	60,000	58,770
5.00%, 3/28/2026	57,000	56,689
3.70%, 4/14/2027	210,000	200,805
Texas Instruments, Inc. 5.00%, 3/14/2053	90,000	87,444
Thermo Fisher Scientific, Inc. 0.88%, 10/1/2031	EUR100,000	89,616
T-Mobile USA, Inc.
2.63%, 2/15/2029	34,000	30,147
2.55%, 2/15/2031	81,000	68,294
Truist Financial Corp.
(SOFR + 2.30%), 6.12%, 10/28/2033 (f)	95,000	96,673
(SOFR + 1.85%), 5.12%, 1/26/2034 (f)	410,000	388,913
(SOFR + 2.36%), 5.87%, 6/8/2034 (f)	336,000	335,966
(SOFR + 1.92%), 5.71%, 1/24/2035 (f)	75,000	74,252
UGI International LLC 2.50%, 12/1/2029 (a)	EUR350,000	336,594
Union Electric Co. 3.90%, 4/1/2052	80,000	62,274
US Bancorp (SOFR + 1.86%), 5.68%, 1/23/2035 (f)	110,000	109,744
Warnermedia Holdings, Inc.
4.28%, 3/15/2032	1,452,000	1,280,936
5.05%, 3/15/2042	155,000	130,342
5.14%, 3/15/2052	111,000	90,198
Wells Fargo & Co.
Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (f)	340,000	319,920
(SOFR + 1.74%), 5.57%, 7/25/2029 (f)	780,000	785,108
(SOFR + 1.99%), 5.56%, 7/25/2034 (f)	500,000	498,068
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
(SOFR + 1.78%), 5.50%, 1/23/2035 (f)	390,000	387,424
Welltower OP LLC, REIT 2.80%, 6/1/2031	220,000	186,804
		42,510,853
Total Corporate Bonds (Cost $260,519,700)		248,388,613
Foreign Government Securities — 31.5%
Angola — 0.2%
Republic of Angola
8.00%, 11/26/2029 (a)	210,000	186,801
8.75%, 4/14/2032 (b)	483,000	424,364
		611,165
Australia — 2.4%
Commonwealth of Australia
1.25%, 5/21/2032	AUD16,638,000	8,696,935
3.00%, 3/21/2047 (a)	AUD2,140,000	1,090,695
		9,787,630
Bahrain — 0.1%
Kingdom of Bahrain 6.00%, 9/19/2044 (a)	335,000	270,311
Brazil — 7.1%
Notas do Tesouro Nacional
10.00%, 1/1/2025 (g)	BRL40,000,000	8,044,150
10.00%, 1/1/2027 (g)	BRL107,300,000	21,563,788
		29,607,938
Canada — 4.2%
Canada Government Bond
1.50%, 5/1/2024	CAD4,039,000	2,959,781
2.75%, 8/1/2024	CAD7,000,000	5,111,808
1.50%, 9/1/2024	CAD8,795,000	6,376,610
3.00%, 11/1/2024	CAD4,175,000	3,038,953
		17,487,152
Colombia — 0.4%
Republic of Colombia
3.13%, 4/15/2031	460,000	364,067
7.50%, 2/2/2034	790,000	799,172
5.20%, 5/15/2049	520,000	377,619
8.75%, 11/14/2053	277,000	296,603
		1,837,461
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Costa Rica — 0.2%
Republic of Costa Rica
6.13%, 2/19/2031 (a)	300,000	304,350
7.30%, 11/13/2054 (b)	521,000	549,514
		853,864
Czech Republic — 1.7%
Czech Republic
4.50%, 11/11/2032	CZK57,580,000	2,583,967
4.90%, 4/14/2034	CZK68,550,000	3,169,763
1.95%, 7/30/2037	CZK37,240,000	1,256,052
		7,009,782
Dominican Republic — 0.3%
Dominican Republic Government Bond
6.88%, 1/29/2026 (b)	280,000	282,975
5.30%, 1/21/2041 (b)	375,000	314,812
6.85%, 1/27/2045 (a)	660,000	648,120
		1,245,907
Germany — 0.3%
Bundesrepublik Deutschland 2.30%, 2/15/2033 (a)	EUR1,090,000	1,171,409
Hungary — 0.3%
Hungary Government Bond
5.50%, 3/26/2036 (b)	936,000	901,293
6.75%, 9/25/2052 (b)	394,000	418,089
		1,319,382
Israel — 0.1%
State of Israel Government Bond 3.38%, 1/15/2050	570,000	382,791
Italy — 0.2%
Italian Republic Government Bond 2.88%, 10/17/2029	1,135,000	999,454
Ivory Coast — 0.3%
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (a)	270,000	261,731
6.13%, 6/15/2033 (a)	570,000	500,004
6.88%, 10/17/2040 (b)	EUR730,000	653,871
		1,415,606
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	123

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (a) (g)	227,000	13,052
6.65%, 11/3/2028 (a) (g)	226,000	12,995
		26,047
Mexico — 4.2%
Mex Bonos Desarr Fix Rt
7.75%, 5/29/2031	MXN125,280,000	6,795,572
7.50%, 5/26/2033	MXN92,230,000	4,852,177
8.00%, 5/24/2035	MXN72,630,000	3,893,674
United Mexican States
4.49%, 5/25/2032	EUR496,000	540,414
6.35%, 2/9/2035	325,000	332,615
3.77%, 5/24/2061	392,000	252,271
3.75%, 4/19/2071	1,433,000	903,220
		17,569,943
New Zealand — 0.5%
New Zealand Government Bond
4.50%, 4/15/2027 (a)	NZD952,000	577,312
2.75%, 4/15/2037 (a)	NZD3,201,000	1,550,218
		2,127,530
Nigeria — 0.1%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	300,000	295,219
7.38%, 9/28/2033 (b)	327,000	273,944
		569,163
Oman — 0.3%
Sultanate of Oman Government Bond
5.63%, 1/17/2028 (a)	300,000	300,000
6.25%, 1/25/2031 (a)	550,000	563,578
6.75%, 1/17/2048 (a)	320,000	321,837
		1,185,415
Paraguay — 0.1%
Republic of Paraguay 4.95%, 4/28/2031 (b)	550,000	527,714
Philippines — 0.1%
Republic of Philippines
2.95%, 5/5/2045	330,000	228,980
5.50%, 1/17/2048	200,000	202,200
		431,180
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Poland — 0.7%
Republic of Poland 6.00%, 10/25/2033	PLN10,400,000	2,728,206
Romania — 0.5%
Romania Government Bond
6.63%, 9/27/2029 (b)	EUR776,000	898,508
6.38%, 1/30/2034 (b)	554,000	551,324
4.63%, 4/3/2049 (b)	EUR276,000	249,866
7.63%, 1/17/2053 (b)	148,000	161,375
		1,861,073
Saudi Arabia — 0.3%
Kingdom of Saudi Arabia 5.00%, 1/18/2053 (b)	1,246,000	1,098,960
Senegal — 0.1%
Republic of Senegal 6.25%, 5/23/2033 (a)	660,000	549,450
South Africa — 1.1%
Republic of South Africa
4.30%, 10/12/2028	490,000	441,306
8.25%, 3/31/2032	ZAR29,250,000	1,302,944
8.88%, 2/28/2035	ZAR49,822,132	2,149,521
5.75%, 9/30/2049	710,000	516,969
		4,410,740
Spain — 4.0%
Bonos and Obligaciones del Estado
0.25%, 7/30/2024	EUR3,000,000	3,195,580
2.75%, 10/31/2024 (a)	EUR5,480,000	5,884,878
1.60%, 4/30/2025 (a)	EUR7,070,000	7,488,691
		16,569,149
Turkey — 0.2%
Republic of Turkey
9.88%, 1/15/2028	350,000	383,908
7.63%, 5/15/2034	568,000	565,870
		949,778
United Arab Emirates — 0.1%
United Arab Emirates Government Bond 4.00%, 7/28/2050 (b)	400,000	253,584
United Kingdom — 1.4%
United Kingdom of Great Britain and Northern Ireland 3.75%, 10/22/2053 (a)	GBP5,390,000	5,921,345
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Uruguay — 0.0% ^
Oriental Republic of Uruguay 5.10%, 6/18/2050	88,906	85,328
Total Foreign Government Securities (Cost $135,178,623)		130,864,457
U.S. Treasury Obligations — 1.1%
United States — 1.1%
U.S. Treasury Inflation Linked Notes , 1.38%, 7/15/2033 (Cost $4,342,087)	4,484,400	4,292,712
Asset-Backed Securities — 1.0%
Cayman Islands — 0.2%
Bain Capital Credit CLO Ltd. Series 2021-7A, Class A1, 6.72%, 1/22/2035 (b) (j)	250,000	250,123
Dryden CLO Ltd. Series 2019-68A, Class AR, 6.75%, 7/15/2035 (b) (j)	290,000	290,318
Galaxy CLO Ltd. Series 2013-15A, Class ARR, 6.55%, 10/15/2030 (b) (j)	191,578	191,617
Neuberger Berman CLO Series 2013-15A, Class A1R2, 6.50%, 10/15/2029 (b) (j)	234,599	234,938
		966,996
United States — 0.8%
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 (b)	63,661	62,446
American Credit Acceptance Receivables Trust
Series 2023-1, Class A, 5.45%, 9/14/2026 (b)	64,005	63,975
Series 2023-1, Class C, 5.59%, 4/12/2029 (b)	267,000	265,754
BMW Vehicle Lease Trust Series 2023-1, Class A3, 5.16%, 11/25/2025	81,000	80,809
Chase Funding Trust Series 2003-6, Class 1A7, 5.28%, 11/25/2034 (h)	55,444	53,564
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB5, Class M1, 6.35%, 1/25/2034 (j)	67,073	68,168
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Flagship Credit Auto Trust
Series 2023-1, Class A3, 5.01%, 8/16/2027 (b)	88,000	87,401
Series 2023-1, Class B, 5.05%, 1/18/2028 (b)	66,000	65,278
FREED ABS Trust Series 2022-3FP, Class B, 5.79%, 8/20/2029 (b)	114,600	114,561
GM Financial Automobile Leasing Trust
Series 2023-1, Class A2B, 5.87%, 6/20/2025 (j)	52,123	52,156
Series 2023-1, Class A3, 5.16%, 4/20/2026	172,000	171,669
GoldenTree Loan Opportunities Ltd. Series 2015-10A, Class AR, 6.70%, 7/20/2031 (b) (j)	238,337	238,637
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	115,970	117,019
Series 2019-1, Class A, 2.95%, 5/15/2028	40,855	35,651
Series 2020-1, Class B, 7.75%, 11/15/2028	32,288	32,999
Progress Residential Series 2021-SFR1, Class E, 2.11%, 4/17/2038 (b)	250,000	227,314
Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (b)	650,000	633,753
Structured Asset Investment Loan Trust Series 2005-HE3, Class M1, 6.16%, 9/25/2035 (j)	12,992	12,730
US Auto Funding Series 2021-1A, Class C, 2.20%, 5/15/2026 (b)	938,326	859,933
		3,243,817
Total Asset-Backed Securities (Cost $4,315,886)		4,210,813
Commercial Mortgage-Backed Securities — 0.8%
United States — 0.8%
BANK Series 2018-BN13, Class C, 4.54%, 8/15/2061 (j)	118,000	102,308
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	125

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
United States — continued
Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 (j)	315,000	237,637
BHMS Series 2018-ATLS, Class A, 6.86%, 7/15/2035 (b) (j)	130,000	129,586
BX Trust Series 2024-MF, Class B, 6.99%, 2/15/2039 (b) (j)	320,000	319,200
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.05%, 2/28/2025 (b) (j)	1,000,000	939,936
CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.43%, 11/15/2050 (j)	28,000	24,822
CD Mortgage Trust Series 2016-CD2, Class C, 3.98%, 11/10/2049 (j)	21,000	17,199
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K739, Class X1, IO, 1.20%, 9/25/2027 (j)	2,084,763	67,224
Series K072, Class X3, IO, 2.14%, 12/25/2045 (j)	400,000	28,401
Series K089, Class X3, IO, 2.30%, 1/25/2046 (j)	850,000	80,527
Series K078, Class X3, IO, 2.21%, 6/25/2046 (j)	1,820,000	144,826
Series K088, Class X3, IO, 2.35%, 2/25/2047 (j)	880,000	84,616
FREMF Series 2018-KF46, Class B, 7.40%, 3/25/2028 (b) (j)	241,539	222,879
FREMF Mortgage Trust
Series 2017-KF31, Class B, 8.35%, 4/25/2024 (b) (j)	38,243	38,109
Series 2017-KF38, Class B, 7.95%, 9/25/2024 (b) (j)	19,725	19,484
Series 2018-KF47, Class B, 7.45%, 5/25/2025 (b) (j)	9,422	9,220
Series 2018-KF49, Class B, 7.35%, 6/25/2025 (b) (j)	133,319	129,324
Series 2017-K728, Class C, 3.72%, 11/25/2050 (b) (j)	105,000	103,152
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.75%, 11/10/2045 (b) (j)	263,512	240,302
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 2015-GC30, Class C, 4.07%, 5/10/2050 (j)	36,000	31,623
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.23%, 7/15/2048 (j)	62,000	49,038
Series 2015-C31, Class C, 4.62%, 8/15/2048 (j)	23,000	18,778
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.38%, 12/15/2049 (j)	28,000	22,627
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (j)	134,898	51,352
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class C, 4.32%, 5/15/2048 (j)	36,000	31,705
Morgan Stanley Capital I Trust Series 2015-MS1, Class B, 4.02%, 5/15/2048 (j)	28,000	25,987
UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 (j)	106,000	96,307
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (j)	67,961	64,744
Series 2019-1, Class M1, 3.94%, 3/25/2049 (b) (j)	74,805	66,343
Total Commercial Mortgage-Backed Securities (Cost $3,772,280)		3,397,256
Collateralized Mortgage Obligations — 0.6%
United States — 0.6%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	72,619	63,275
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	50,723	42,045
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	56,586	52,611
Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	110,439	58,722
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
United States — continued
Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 5.59%, 2/25/2037 (j)	9,299	8,913
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	39,689	16,140
Connecticut Avenue Securities Trust Series 2023-R02, Class 1M1, 7.62%, 1/25/2043 (b) (j)	307,791	314,539
FHLMC, REMIC
Series 4305, Class SK, IF, IO, 1.16%, 2/15/2044 (j)	359,579	40,711
Series 4689, Class SD, IF, IO, 0.71%, 6/15/2047 (j)	239,036	28,257
Series 5022, IO, 3.00%, 9/25/2050	368,954	59,674
Series 5023, Class MI, IO, 3.00%, 10/25/2050	652,736	103,441
Series 4839, Class WS, IF, IO, 0.66%, 8/15/2056 (j)	1,666,739	202,570
FNMA, REMIC
Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	360,625	11,879
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	370,882	24,751
Series 2012-93, Class SE, IF, IO, 0.66%, 9/25/2042 (j)	72,098	7,590
Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	73,052	12,979
Series 2015-40, Class LS, IF, IO, 0.73%, 6/25/2045 (j)	186,743	17,913
Series 2017-31, Class SG, IF, IO, 0.66%, 5/25/2047 (j)	614,003	69,575
Series 2017-39, Class ST, IF, IO, 0.66%, 5/25/2047 (j)	169,708	20,994
FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (j)	35,637	846
GNMA Series 2015-H13, Class GI, IO, 1.53%, 4/20/2065 (j)	60,625	1,291
Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 6.00%, 7/25/2029 (j)	6,973	6,647
MFA Trust Series 2023-RTL1, Class A1, 7.58%, 8/25/2027 (b) (h)	230,000	229,578
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 6.50%, 7/25/2034 (j)	9,566	9,017
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025 ‡ (b) (j)	1,200,000	1,184,032
Total Collateralized Mortgage Obligations (Cost $2,960,147)		2,587,990
	SHARES
Common Stocks — 0.0% ^
United States — 0.0% ^
Windstream Holdings, Inc. ‡ *(Cost $—)	16	168
Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (k) (l)(Cost $12,140,460)	12,140,460	12,140,460
Total Investments — 97.7% (Cost $423,229,183)		405,882,469
Other Assets Less Liabilities — 2.3%		9,763,984
NET ASSETS — 100.0%		415,646,453

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CZK	Czech Republic Koruna
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	127

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $17,056,742 or 4.10% of the
Fund’s net assets as of February 29, 2024.

(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 29, 2024.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(g)	Defaulted security.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Bund	159	03/07/2024	EUR	22,783,502	(215,570)
U.S. Treasury 10 Year Note	230	06/18/2024	USD	25,415,000	92,689
U.S. Treasury 10 Year Ultra Note	42	06/18/2024	USD	4,797,844	6,584
U.S. Treasury 2 Year Note	309	06/28/2024	USD	63,289,476	47,287
U.S. Treasury 5 Year Note	172	06/28/2024	USD	18,405,344	51,163
					(17,847)
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Exchange-Traded Funds	February 29, 2024

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
Euro-Bobl	(67)	03/07/2024	EUR	(8,412,288)	104,053
Euro-Buxl 30 Year Bond	(23)	03/07/2024	EUR	(3,304,676)	(52,316)
Euro-Schatz	(250)	03/07/2024	EUR	(28,403,424)	218,772
3 Month Euro Euribor	(192)	06/17/2024	EUR	(49,982,245)	(1,580)
U.S. Treasury 10 Year Note	(26)	06/18/2024	USD	(2,873,000)	(10,164)
U.S. Treasury 10 Year Ultra Note	(163)	06/18/2024	USD	(18,620,203)	(114,002)
U.S. Treasury Long Bond	(2)	06/18/2024	USD	(238,500)	(2,262)
U.S. Treasury Ultra Bond	(111)	06/18/2024	USD	(14,208,000)	(312,322)
Long Gilt	(26)	06/26/2024	GBP	(3,219,294)	(7,857)
U.S. Treasury 2 Year Note	(11)	06/28/2024	USD	(2,253,023)	(2,060)
U.S. Treasury 5 Year Note	(162)	06/28/2024	USD	(17,335,266)	(50,832)
(230,570)
(248,417)

Abbreviations
EUR	Euro
GBP	British Pound
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	129

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Forward foreign currency exchange contracts outstanding as of February 29, 2024:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	96,362	USD	104,125	BNP Paribas	3/5/2024	28
EUR	1,100,882	USD	1,185,413	Citibank, NA	3/5/2024	4,467
EUR	1,830,000	USD	1,972,601	Morgan Stanley	3/5/2024	5,340
USD	124,736,173	EUR	115,167,696	Morgan Stanley	3/5/2024	258,090
USD	7,431,147	GBP	5,863,812	TD Bank Financial Group	3/5/2024	29,218
CLP	1,541,819,740	USD	1,563,632	Citibank, NA**	3/26/2024	30,509
CZK	17,497,078	USD	739,696	Barclays Bank plc	3/26/2024	6,384
INR	39,690,540	USD	477,449	Citibank, NA**	3/26/2024	787
INR	477,449,198	USD	5,742,423	Merrill Lynch International**	3/26/2024	10,415
JPY	570,610,548	USD	3,810,009	BNP Paribas	3/26/2024	9,634
PLN	1,730,049	USD	431,432	Goldman Sachs International	3/26/2024	1,713
PLN	12,220,552	USD	3,009,460	HSBC Bank, NA	3/26/2024	50,143
THB	103,311,565	USD	2,860,628	Citibank, NA	3/26/2024	25,173
USD	14,416,479	CAD	19,536,780	Citibank, NA	3/26/2024	16,243
USD	3,017,720	CAD	4,057,304	State Street Corp.	3/26/2024	27,149
USD	2,853,357	IDR	44,560,870,283	Goldman Sachs International**	3/26/2024	17,993
USD	4,015,656	JPY	594,417,400	Citibank, NA	3/26/2024	36,650
USD	3,020,367	KRW	3,998,815,206	Citibank, NA**	3/26/2024	21,648
USD	5,605,731	PHP	314,526,338	Goldman Sachs International**	3/26/2024	6,511
USD	429,822	PHP	24,109,157	Merrill Lynch International**	3/26/2024	629
USD	3,115,159	THB	111,136,398	Standard Chartered Bank	3/26/2024	10,787
USD	3,629,993	ZAR	69,739,945	Citibank, NA	3/26/2024	805
USD	1,568,040	ZAR	30,110,450	Goldman Sachs International	3/26/2024	1,126
USD	128,671,772	EUR	118,658,753	Barclays Bank plc	4/2/2024	269,060
USD	2,033,887	EUR	1,870,933	HSBC Bank, NA	4/2/2024	9,318
USD	7,433,670	GBP	5,863,812	Barclays Bank plc	4/2/2024	30,437
Total unrealized appreciation						880,257
EUR	118,658,753	USD	128,524,278	Barclays Bank plc	3/5/2024	(272,915)
GBP	5,863,812	USD	7,432,417	Barclays Bank plc	3/5/2024	(30,488)
USD	4,354,407	EUR	4,039,415	BNP Paribas	3/5/2024	(11,562)
USD	2,151,979	EUR	1,998,523	Citibank, NA	3/5/2024	(8,109)
USD	516,116	EUR	480,364	Morgan Stanley	3/5/2024	(3,081)
CLP	2,683,068,321	USD	2,780,713	HSBC Bank, NA**	3/26/2024	(6,595)
JPY	589,573,002	USD	4,015,782	Morgan Stanley	3/26/2024	(69,204)
KRW	11,930,118,812	USD	8,952,916	Citibank, NA**	3/26/2024	(6,496)
KRW	4,167,987,620	USD	3,129,120	Citigorup Global Markets, Inc.**	3/26/2024	(3,538)
USD	12,570,181	AUD	19,393,605	Barclays Bank plc	3/26/2024	(44,612)
USD	22,217,769	BRL	110,833,785	Goldman Sachs International**	3/26/2024	(24,961)
USD	5,053,299	CZK	119,685,011	BNP Paribas	3/26/2024	(50,098)
USD	25,779,724	EUR	24,054,239	HSBC Bank, NA	3/26/2024	(241,955)
USD	5,879,876	GBP	4,688,317	State Street Corp.	3/26/2024	(38,985)
USD	2,773,830	HUF	1,011,129,313	Goldman Sachs International	3/26/2024	(4,465)
USD	15,456,637	MXN	266,674,080	Morgan Stanley	3/26/2024	(132,853)
USD	2,161,760	NZD	3,557,996	Morgan Stanley	3/26/2024	(4,556)
USD	2,841,184	SGD	3,828,522	TD Bank Financial Group	3/26/2024	(6,980)
USD	3,133,733	THB	112,375,652	Citibank, NA	3/26/2024	(5,255)
EUR	296,910	USD	321,476	Barclays Bank plc	4/2/2024	(184)
EUR	363,223	USD	394,688	Morgan Stanley	4/2/2024	(1,638)
Total unrealized depreciation						(968,530)
Net unrealized depreciation						(88,273)

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chile Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 29, 2024:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
iTraxx.Europe.Crossover.40-V1	5.00	Quarterly	12/20/2028	3.05	EUR 3,419,071	(78,469)	(249,929)	(328,398)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	131

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Centrally Cleared interest rate swap contracts outstanding as of February 29, 2024:

FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
1 day SOFR annually	2.95 annually	Receive	12/17/2035	USD3,750,000	—	215,999	215,999
1 day SOFR annually	3.03 annually	Receive	12/4/2035	USD7,500,000	—	383,858	383,858
					—	599,857	599,857
1 day SOFR annually	2.74 annually	Pay	12/17/2027	USD17,000,000	—	(267,026)	(267,026)
1 day SOFR annually	2.87 annually	Pay	12/4/2027	USD34,000,000	—	(460,109)	(460,109)
1 day SOFR annually	3.60 annually	Pay	7/14/2028	USD53,000,000	(144)	(6,862)	(7,006)
1 day SOFR annually	3.71 annually	Receive	7/14/2036	USD12,000,000	3,806	(8,862)	(5,056)
					3,662	(742,859)	(739,197)
					3,662	(143,002)	(139,340)

(a)	Value of floating rate index at February 29, 2024 was as follows:

FLOATING RATE INDEX	VALUE
1 day SOFR	5.32%

Abbreviations
EUR	Euro
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 86.7% (a)
Alabama — 2.8%
Alabama Federal Aid Highway Finance Authority Series 2015, Rev., 4.00%, 9/1/2024 (b)	3,000,000	3,007,767
Black Belt Energy Gas District, Gas Project
Series 2023A, Rev., 5.25%, 10/1/2030 (c)	2,000,000	2,130,178
Series 2023B-2, Rev., LIQ : Royal Bank of Canada, 5.25%, 12/1/2030 (c)	1,000,000	1,083,757
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (c)	820,000	807,551
City of Pell City, Warrants Series 2015A, GO, 5.00%, 2/1/2025	100,000	101,584
County of Jefferson
Series 2024, Rev., 5.00%, 10/1/2035	1,000,000	1,142,845
Series 2024, Rev., 5.00%, 10/1/2038	2,000,000	2,225,324
Series 2024, Rev., 5.00%, 10/1/2039	2,000,000	2,210,898
Series 2024, Rev., 5.25%, 10/1/2042	1,000,000	1,106,010
Series 2024, Rev., 5.25%, 10/1/2043	1,000,000	1,099,755
Series 2024, Rev., 5.25%, 10/1/2049	1,000,000	1,073,991
Energy Southeast A Cooperative District Series 2023A-1, Rev., 5.50%, 1/1/2031 (c)	5,000,000	5,437,054
Lower Alabama Gas District (The), Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,250,000	1,327,600
Selma Industrial Development Board, International Paper Co. Project Series 2020A, Rev., 1.38%, 6/16/2025 (c)	100,000	96,710
Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (c)	25,000	25,007
Southeast Alabama Gas Supply District (The), Project No. 2 Series 2024 B, Rev., 5.00%, 5/1/2032 (c) (d)	1,500,000	1,595,383
Southeast Energy Authority A Cooperative District Project No.06 Series 2023B, Rev., LIQ : Royal Bank of Canada, 5.00%, 6/1/2030 (c)	5,870,000	6,233,188
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (c)	2,115,000	2,124,766
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Alabama — continued
Southeast Energy Authority A Cooperative District, Project No. 3 Series 2022A-1, Rev., 5.50%, 12/1/2029 (c)	1,000,000	1,070,288
University of Alabama (The), Huntsville General Fee Series 2018B-2, Rev., 5.00%, 9/1/2031	95,000	104,050
Total Alabama		34,003,706
Arizona — 2.3%
Arizona Board of Regents
Series 2020A, Rev., 5.00%, 7/1/2030	105,000	119,527
Series 2020A, Rev., 5.00%, 7/1/2033	430,000	486,994
Arizona Industrial Development Authority, Academies of Math and Science Projects Rev., 4.50%, 7/1/2033 (e)	510,000	507,285
Arizona Industrial Development Authority, Cadence Campus Project Series 2020A, Rev., 4.00%, 7/15/2030 (e)	105,000	102,288
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 5.00%, 1/1/2036	250,000	180,837
Arizona Industrial Development Authority, KIPP Nashville Project
Series 2022A, Rev., 5.00%, 7/1/2028	225,000	237,800
Series 2022A, Rev., 5.00%, 7/1/2029	235,000	251,204
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund
Series 2020A, Rev., 4.00%, 11/1/2038	200,000	200,978
Series 2023A, Rev., 5.00%, 11/1/2038	1,000,000	1,098,220
Series 2023A, Rev., 5.00%, 11/1/2040	1,950,000	2,124,363
Series 2023A, Rev., 5.25%, 11/1/2048	1,000,000	1,076,657
City of Phoenix Civic Improvement Corp., Junior Lien, Airport System Series 2019A, Rev., 5.00%, 7/1/2044	2,000,000	2,136,803
City of Phoenix Civic Improvement Corp., Junior Lien, Wastewater System
Series 2023, Rev., 5.00%, 7/1/2041	2,000,000	2,266,424
Series 2023, Rev., 5.00%, 7/1/2043	4,000,000	4,491,921
City of Phoenix Civic Improvement Corp., Senior Lien, Airport System
Series 2023, Rev., AMT, 5.00%, 7/1/2024	375,000	376,336
Series 2023, Rev., AMT, 5.00%, 7/1/2025	500,000	508,813
Gilbert Water Resource Municipal Property Corp. Series 2022, Rev., 4.00%, 7/15/2047	2,035,000	2,021,804
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	133

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
Industrial Development Authority of the County of Pima (The), La Posada at Pusch Ridge Project Series 2022B-3, Rev., 5.13%, 11/15/2029 (e)	750,000	756,312
Maricopa County Industrial Development Authority, Banner Health
Series 2023A-1, Rev., 5.00%, 5/15/2026 (c)	1,235,000	1,278,218
Series A, Rev., 4.00%, 1/1/2041	1,500,000	1,502,917
Maricopa County Industrial Development Authority, Valley Christian Schools Project Series 2023A, Rev., 6.00%, 7/1/2043 (e)	945,000	964,803
Maricopa County School District No. 3, Tempe Elementary, School Improvement, Project of 2016 Series 2017A, GO, 5.00%, 7/1/2027	30,000	32,159
Maricopa County Unified School District No. 60 Higley COP, AGM, 5.00%, 6/1/2036	200,000	227,599
Salt River Project Agricultural Improvement and Power District, Arizona Electric System
Series 2023 A, Rev., 5.00%, 1/1/2050	4,045,000	4,431,092
Series 2023B, Rev., 5.25%, 1/1/2053	1,000,000	1,118,339
Salt Verde Financial Corp. Series 2007-1, Rev., 5.25%, 12/1/2026	100,000	103,384
Total Arizona		28,603,077
Arkansas — 0.1%
City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2024	75,000	75,619
County of Pulaski, Arkansas Children's Hospital Rev., 5.00%, 3/1/2037	500,000	565,000
Total Arkansas		640,619
California — 5.0%
Azusa Unified School District, Election of 2014
Series 2022D, GO, 5.00%, 8/1/2029	125,000	141,500
Series 2022D, GO, 5.00%, 8/1/2032	175,000	206,359
California Community Choice Financing Authority, Clean Energy Project
Series 2023B-1, Rev., 5.00%, 8/1/2029 (c)	2,565,000	2,704,118
Series 2023 G-1, Rev., 5.25%, 4/1/2030 (c)	1,000,000	1,067,146
Series 2021B-1, Rev., 4.00%, 8/1/2031 (c)	6,750,000	6,784,234
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Series 2024 A, Rev., 5.00%, 4/1/2032 (c)	5,000,000	5,366,543
California Enterprise Development Authority, Riverside County, Rocketship Public Schools-Obligated Group No. 2 Series 2022A, Rev., 4.00%, 6/1/2027 (e)	260,000	253,200
California Health Facilities Financing Authority, On Lok Senior Health Service Rev., 5.00%, 8/1/2040	100,000	106,188
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project
Series 2020A-3, Rev., AMT, 8.00%, 8/15/2024 (c) (e)	1,000,000	1,017,151
Series 2020A, Rev., AMT, 3.95%, 1/30/2025 (c) (e)	5,140,000	5,139,286
California Infrastructure and Economic Development Bank, California Academy of Science Series 2024A, Rev., 3.25%, 8/1/2029 (d)	5,000,000	5,045,084
California Municipal Finance Authority, Aymium Williams Project Series 2022, Rev., AMT, 4.00%, 6/26/2024 (c) (e)	4,000,000	3,995,676
California Municipal Finance Authority, Community Health System Series 2021A, Rev., 5.00%, 2/1/2033	800,000	880,978
California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039	150,000	150,579
California Municipal Finance Authority, Waste Management, Inc. Project Series 2022A, Rev., AMT, 4.13%, 10/1/2025 (c)	1,500,000	1,500,409
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project Rev., AMT, 5.00%, 7/1/2036 (e)	770,000	829,400
California Public Finance Authority, Enso Village Project Series 2021B-3, Rev., 2.13%, 11/15/2027 (e)	355,000	353,429
California School Finance Authority, Kipp SoCal Public Schools Series 2019A, Rev., 5.00%, 7/1/2039 (e)	500,000	513,768
City of Aliso Viejo COP, 4.00%, 11/1/2028	175,000	186,625
City of Los Angeles Department of Airports, International Airport Subordinate Series 2021A, Rev., AMT, 5.00%, 5/15/2039	1,740,000	1,873,399
City of Santa Rosa, Courthouse Square Project and Lease COP, 4.00%, 10/1/2024	90,000	90,332
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (e)	255,000	197,137
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments Series 2022B, Rev., 5.00%, 9/1/2037 (e)	100,000	102,362
El Centro Financing Authority, Police Station Project
Series 2023A, Rev., 5.00%, 10/1/2024	260,000	262,353
Series 2023A, Rev., 5.00%, 10/1/2025	545,000	560,200
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
Series 2018A-1, Rev., 5.00%, 6/1/2028 (b)	250,000	274,448
Series 2021B-2, Rev., Zero Coupon, 6/1/2066	9,000,000	1,020,285
Indio Finance Authority, City of Indio
Series 2022A, Rev., 5.00%, 11/1/2028	275,000	303,764
Series 2022A, Rev., 5.00%, 11/1/2029	325,000	366,009
Series 2022A, Rev., 5.00%, 11/1/2030	400,000	458,218
Series 2022A, Rev., 5.00%, 11/1/2034	200,000	236,953
Los Angeles County Development Authority, West LA Building 156 and 157 Apartments Series 2023C, Rev., 3.75%, 12/1/2026 (c)	3,000,000	3,004,968
Los Angeles Department of Water and Power, Power System Series 2022A, Rev., 5.00%, 7/1/2030	235,000	273,766
Ontario Public Financing Authority, Civic Center Improvements Series 2022A, Rev., AGM, 5.00%, 11/1/2033	140,000	166,867
Petaluma Public Financing Authority, Road Improvement Projects Rev., 5.00%, 5/1/2026	150,000	157,178
Redding Joint Powers Financing Authority Series 2019A, Rev., 5.00%, 4/1/2026	150,000	156,030
River Islands Public Financing Authority, Facilities District No. 2003
Series 2022A-1, AGM, 5.00%, 9/1/2029	210,000	234,706
Series 2022A-1, AGM, 5.00%, 9/1/2030	330,000	376,110
Salinas Union High School District, Election of 2020 Series A, GO, 4.00%, 8/1/2047	1,000,000	1,012,497
San Diego County Regional Airport Authority
Series 2023B, Rev., AMT, 5.25%, 7/1/2038	2,000,000	2,251,304
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Series 2023B, Rev., AMT, 5.00%, 7/1/2048	5,460,000	5,765,941
San Dieguito Union High School District, Election of 2012 Series A-2, GO, 5.00%, 8/1/2024	150,000	150,138
San Jose Evergreen Community College District Series C, GO, 4.00%, 9/1/2043	2,000,000	2,054,170
Solano Irrigation District, Water COP, 4.00%, 8/1/2031	285,000	299,911
South San Francisco Public Facilities Financing Authority, Community Civic Campus and Multiple Capital Projects Series 2021A, Rev., 4.00%, 6/1/2029	220,000	236,136
South San Francisco Public Facilities Financing Authority, Multiple Capital Project Series 2022A, Rev., 5.00%, 6/1/2029	270,000	305,258
State of California, Various Purpose GO, 5.00%, 11/1/2032	335,000	386,908
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp. Series 2021A, Class 1, Rev., 5.00%, 6/1/2032	110,000	123,404
Tracy Public Financing Authority, Legacy Fields Series 2022A, Rev., 5.00%, 11/1/2036	1,035,000	1,188,082
University of California Series 2018AZ, Rev., 4.00%, 5/15/2029	130,000	138,257
Vallecito Union School District Series A, GO, 5.00%, 8/1/2031	595,000	683,732
Yucaipa Valley Water District Financing Authority, Water and Sewer Series 2022A, Rev., 5.00%, 9/1/2034	500,000	590,763
Total California		61,543,259
Colorado — 2.3%
Adams County Housing Authority, Maiker Housing Partners Multifamily Housing, Overlook At Thornton Series 2023, Rev., 4.50%, 5/1/2026 (c)	3,300,000	3,302,301
Boulder Valley School District No. Re-2 Boulder GO, 4.13%, 12/1/2046	1,000,000	1,013,584
City and County of Denver Series 2020B, GO, 5.00%, 8/1/2029	220,000	247,612
City and County of Denver, Airport System
Series 2018 A, Rev., AMT, 5.00%, 12/1/2028	2,845,000	3,058,607
Series 2022A, Rev., AMT, 5.00%, 11/15/2032	1,000,000	1,130,605
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	135

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Series 2018A, Rev., AMT, 5.00%, 12/1/2035	505,000	535,178
Series 2022A, Rev., AMT, 5.50%, 11/15/2042	1,500,000	1,688,268
City of Colorado Springs, Utilities System Improvement Series 2007A, Rev., VRDO, LIQ : TD Bank NA, 3.20%, 3/11/2024 (c)	9,170,000	9,170,000
Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Series 2021A, Rev., 5.00%, 2/1/2051 (e)	150,000	131,896
Colorado Higher Education, Capital Construction, Lease Purchase Financing Program COP, 4.00%, 9/1/2034	335,000	351,509
Colorado Housing and Finance Authority Series 2023L, Class III, Rev., GNMA COLL, 5.75%, 11/1/2053	3,000,000	3,206,939
County of Adams COP, 5.00%, 12/1/2024	150,000	151,953
Dominion Water and Sanitation District Rev., 5.00%, 12/1/2027	500,000	500,933
San Miguel County School District R-1 Telluride
Series 2024, GO, 5.00%, 12/1/2037 (d)	1,000,000	1,163,072
Series 2024, GO, 5.00%, 12/1/2042 (d)	1,000,000	1,130,667
State of Colorado, Building Excellent Schools Today Series S, COP, 4.00%, 3/15/2037	1,000,000	1,037,127
University of Colorado, Enterprise System Series 2017A-2, Rev., 5.00%, 6/1/2026	40,000	41,866
Total Colorado		27,862,117
Connecticut — 0.7%
City of Meriden
Series 2023, GO, 4.00%, 6/15/2041	890,000	897,084
GO, 4.00%, 6/15/2043	1,080,000	1,080,067
City of Norwalk
Series 2023, GO, 4.00%, 8/15/2042	700,000	711,249
Series 2023, GO, 4.00%, 8/15/2043	500,000	506,120
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (e)	1,000,000	971,244
State of Connecticut Series A, GO, 5.00%, 4/15/2033	135,000	143,312
State of Connecticut Special Tax
Series 2023A, Rev., 5.00%, 7/1/2037	2,000,000	2,348,520
Series 2023A, Rev., 5.00%, 7/1/2038	1,000,000	1,164,655
University of Connecticut Series 2017A, Rev., 5.00%, 1/15/2028	125,000	132,507
Total Connecticut		7,954,758
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Delaware — 0.2%
Delaware State Economic Development Authority, St. Andrews School Project Rev., 4.00%, 7/1/2041	2,190,000	2,209,665
District of Columbia — 1.7%
District of Columbia Series 2023A, GO, 5.00%, 1/1/2036	3,000,000	3,547,591
District of Columbia, Income Tax
Series 2019A, Rev., 5.00%, 3/1/2029	100,000	111,694
Series 2023 A, Rev., 5.00%, 5/1/2043	1,500,000	1,692,976
Series 2023 A, Rev., 5.25%, 5/1/2048	2,500,000	2,814,153
District of Columbia, Kipp DC Project Rev., 4.00%, 7/1/2039	100,000	96,514
District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series B, Rev., 5.00%, 10/1/2025	65,000	67,086
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series 2022C1, Rev., 4.00%, 10/1/2040	2,000,000	2,049,924
Metropolitan Washington Airports Authority Aviation
Series 2010D, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (c)	5,000,000	5,000,000
Series 2023A, Rev., AMT, 5.00%, 10/1/2025	875,000	894,258
Series 2021A, Rev., AMT, 5.00%, 10/1/2031	1,360,000	1,518,404
Series 2020A, Rev., AMT, 4.00%, 10/1/2035	1,750,000	1,790,459
Washington Metropolitan Area Transit Authority Dedicated, Sustainability Climate Transition Bonds Series 2023A, Rev., 5.00%, 7/15/2037	1,500,000	1,746,115
Total District of Columbia		21,329,174
Florida — 3.6%
Capital Trust Authority, IPS Enterprises, Inc., Projects
Series 2023 A, Rev., 5.13%, 6/15/2033 (e)	1,250,000	1,283,299
Series 2023 A, Rev., 6.00%, 6/15/2043 (e)	2,060,000	2,126,002
Central Florida Tourism Oversight District Series 2016A, GO, 5.00%, 6/1/2026	50,000	51,945
City of Cape Coral, Florida Special Obligation Rev., 5.00%, 10/1/2024	110,000	111,134
City of Kissimmee, Sales Tax Rev., 4.00%, 10/1/2025	170,000	172,885
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
City of Orlando, Capital Improvement Series B, Rev., 5.00%, 10/1/2024	60,000	60,594
City of Tampa, H. Lee Moffitt Cancer Center Project Series 2016B, Rev., 5.00%, 7/1/2024	35,000	35,136
Cobb County Kennestone Hospital Authority, Wellstar Health System, Inc., Project Series 2023, Rev., 5.00%, 6/1/2027	1,930,000	1,965,836
County of Hillsborough, Communications Services Tax Rev., 5.00%, 10/1/2024	40,000	40,424
County of Lee, Airport
Series 2021 B, Rev., AMT, 5.00%, 10/1/2031	1,840,000	2,024,471
Series 2021A, Rev., AMT, 5.00%, 10/1/2031	400,000	439,543
County of Manatee Series 2023, Rev., 5.50%, 10/1/2053	5,000,000	5,661,704
County of Miami-Dade, Aviation System Series A, Rev., AMT, 5.00%, 10/1/2034	1,000,000	1,004,204
County of Miami-Dade, Jackson Health System Series 2015A, Rev., 5.00%, 6/1/2025	140,000	142,918
County of Okaloosa, Sales Tax Rev., 5.00%, 10/1/2024	30,000	30,272
County of Pasco, H Lee Moffitt Cancer Center and Research Institutes
Series 2023A, Rev., AGM, 5.25%, 9/1/2026	275,000	288,671
Series 2023A, Rev., AGM, 5.25%, 9/1/2027	300,000	320,715
Series 2023A, Rev., AGM, 5.25%, 9/1/2028	300,000	325,813
Duval County Public Schools Series 2022-A, COP, AGM, 5.00%, 7/1/2034	500,000	563,003
East Central Regional Wastewater Treatment Facilities Operation Board, Biosolids Project Rev., 5.00%, 10/1/2024	30,000	30,309
Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2032	250,000	273,664
Florida Department of Children and Families, Evaluation Treatment Center Financing Corp. Project Series 2021B, COP, 5.00%, 10/1/2028	210,000	231,843
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects
Series 2022A-1, Rev., 4.00%, 7/1/2031	175,000	175,766
Series 2021A, Rev., 4.00%, 7/1/2035	325,000	323,230
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Florida Development Finance Corp., Idea Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (e)	150,000	152,881
Florida Housing Finance Corp., Culmer Apartments Series 2023C, Rev., 5.00%, 12/1/2025 (c)	1,410,000	1,439,034
Florida Housing Finance Corp., Hampton Point Apartments Series 2023E, Rev., 5.00%, 5/1/2025 (c)	1,320,000	1,338,519
Florida Housing Finance Corp., Northside Transit Village III Series 2023B, Rev., GNMA COLL, 5.00%, 2/1/2026 (c)	1,000,000	1,024,098
Florida Municipal Loan Council, Village of Palmetto Bay Series 2021A, Rev., 4.00%, 10/1/2028	75,000	78,396
Florida Municipal Power Agency, All-Requirements Power Supply Project Series 2016A, Rev., 5.00%, 10/1/2024	130,000	131,213
Florida State Board of Governors University of North Florida Dormitory
Series 2023A, Rev., 5.00%, 11/1/2041	2,205,000	2,451,102
Series 2023A, Rev., 5.00%, 11/1/2042	2,675,000	2,963,223
Florida State Board of Governors, University of Florida Mandatory Student Fee Series 2021A, Rev., AGM, 5.00%, 11/1/2028	100,000	109,219
JEA Water and Sewer System Series 2024A, Rev., 5.25%, 10/1/2049	6,280,000	7,043,183
Lee County School Board (The) Series 2023A, COP, 4.00%, 8/1/2048	1,500,000	1,461,381
Miami-Dade County Housing Finance Authority, Running Brook Apartments Series 202, Rev., 3.55%, 1/1/2026 (c)	1,500,000	1,490,844
Middleton Community Development District A, City of Wildwood, Florida Special Assessment 5.85%, 5/1/2037	250,000	262,800
Orange County Health Facilities Authority, Orlando Health Obligated Group Series 2023A, Rev., 5.00%, 10/1/2036	750,000	861,026
Orange County Health Facilities Authority, The Nemours Foundation Project Series 2009C-2, Rev., VRDO, LOC : TD Bank NA, 3.25%, 3/11/2024 (c)	1,020,000	1,020,000
Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group Rev., 5.00%, 11/15/2032	240,000	248,051
Palm Beach County School District Series 2024A, COP, 5.00%, 8/1/2039	2,085,000	2,390,909
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	137

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Polk County Housing Finance Authority, Episcopal Catholic Apartments Series 2023, Rev., 4.15%, 6/1/2026 (c)	750,000	759,330
State of Florida Board of Education, Public Education Capital Outlay
Series 2015B, GO, 5.00%, 6/1/2024	30,000	30,126
Series 2017B, GO, 5.00%, 6/1/2031	75,000	80,240
State of Florida, State Board of Education, Lottery Series 2016A, Rev., 5.00%, 7/1/2026	75,000	78,703
Tampa Bay Water, Regional Water Supply Authority, Utility System Series 2016C, Rev., 5.00%, 10/1/2025	55,000	56,662
Tampa-Hillsborough County Expressway Authority Series 2017B, Rev., 5.00%, 7/1/2031	40,000	43,565
University of Florida, Department of Housing and Residence Education Housing System Series 2021A, Rev., 5.00%, 7/1/2026	125,000	130,884
Village Community Development District No. 15 4.25%, 5/1/2028 (e)	350,000	351,852
Total Florida		43,680,622
Georgia — 4.0%
Augusta Development Authority, AU Health System, Inc. Project Series 2018, Rev., 4.00%, 7/1/2038	3,995,000	3,979,956
Bartow County Development Authority, Georgia Power Co. Plant Series 2009-1, Rev., 3.95%, 3/8/2028 (c)	2,000,000	2,005,623
City of Atlanta, Airport Passenger Facility Charge, Subordinate Lien Series 2019D, Rev., AMT, 4.00%, 7/1/2037	2,350,000	2,367,392
City of Atlanta, Georgia Airport Series 2019B, Rev., AMT, 5.00%, 7/1/2031	1,810,000	1,955,389
Columbia County Hospital Authority, Wellstart Health System Inc., Project Series 2023B, Rev., 5.00%, 4/1/2042	2,000,000	2,201,813
County of DeKalb, Water and Sewerage Series 2006B, Rev., 5.25%, 10/1/2026	25,000	26,527
Development Authority of Monroe County (The), Georgia Power Co. Plant Scherer Project Series 2009-2, Rev., 3.88%, 3/6/2026 (c)	1,250,000	1,252,542
Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038	1,425,000	1,451,157
Georgia Ports Authority Series 2021, Rev., 4.00%, 7/1/2051	5,000,000	4,910,371
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2037	255,000	250,481
Main Street Natural Gas, Inc., Gas Supply
Series 2022B, Rev., 5.00%, 6/1/2029 (c)	1,750,000	1,839,113
Series 2023B, Rev., 5.00%, 3/1/2030 (c)	4,785,000	5,075,592
Series 2023A, Rev., 5.00%, 6/1/2030 (c)	4,000,000	4,209,798
Series 2023C, Rev., 5.00%, 9/1/2030 (c)	2,500,000	2,660,330
Series 2023D, Rev., 5.00%, 12/1/2030 (c)	3,500,000	3,690,905
Series 2023E SUB E1, Rev., 5.00%, 6/1/2031 (c)	4,230,000	4,516,291
Series 2024 A, Rev., 5.00%, 9/1/2031 (c)	3,000,000	3,208,472
Metropolitan Atlanta Rapid Transit Authority, Sales Tax
Series 2017D, Rev., 4.00%, 7/1/2028	35,000	36,383
Series 2023A, Rev., 5.00%, 7/1/2036	490,000	580,540
Series 2023A, Rev., 5.00%, 7/1/2039	900,000	1,041,251
Rome Building Authority, Rome City School Project Series 2023, Rev., 5.00%, 3/1/2036	1,000,000	1,184,475
Walton County Water and Sewer Authority, Hard Labor Creek Reservoir Water Treatment Facility Project
Rev., 5.25%, 2/1/2034	100,000	120,360
Rev., 5.25%, 2/1/2035	135,000	161,998
Total Georgia		48,726,759
Hawaii — 0.0% ^
City and County of Honolulu Series D, GO, 5.00%, 9/1/2032	45,000	48,058
State of Hawaii Series FK, GO, 5.00%, 5/1/2033	30,000	31,832
Total Hawaii		79,890
Idaho — 0.0% ^
Idaho Health Facilities Authority, St. Luke's Health System Project Series 2021A, Rev., 5.00%, 3/1/2029	35,000	38,183
Idaho Housing and Finance Association, Transportation Expansion and Congestion Mitigation Fund Series 2022A, Rev., 5.00%, 8/15/2035	500,000	584,883
Total Idaho		623,066
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — 4.2%
Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2027	45,000	46,509
Chicago Midway International Airport, Senior Lien
Series 2023A, Rev., AMT, 5.00%, 1/1/2029	1,175,000	1,262,175
Series 2023A, Rev., AMT, 5.00%, 1/1/2030	1,545,000	1,683,624
Series 2023 C, Rev., AMT, 5.00%, 1/1/2034	3,500,000	3,963,060
Series 2023 C, Rev., AMT, 5.00%, 1/1/2039	2,500,000	2,732,619
Series 2023A, Rev., AMT, 5.75%, 1/1/2048	1,335,000	1,496,161
Series 2023A, Rev., AMT, 5.50%, 1/1/2053	1,100,000	1,201,498
Chicago O'Hare International Airport, Customer Facility Charge Senior Lien
Series 2023, Rev., 5.00%, 1/1/2036	1,265,000	1,422,945
Series 2023, Rev., 5.00%, 1/1/2037	825,000	919,895
Chicago O'Hare International Airport, General Airport, Senior Lien
Series 2020A, Rev., 5.00%, 1/1/2034	200,000	223,333
Series B, Rev., 5.00%, 1/1/2034	40,000	41,968
City of Chicago, Waterworks, Second Lien
Series 2023B, Rev., 5.00%, 11/1/2024	625,000	630,517
Series 2023A, Rev., AGM, 5.25%, 11/1/2053	365,000	397,776
City of Decatur GO, 5.00%, 3/1/2027	130,000	134,628
City of Highland Park GO, 4.00%, 12/30/2028	35,000	37,121
Cook County School District No. 87 Berkeley GO, AGM, 4.00%, 12/1/2030	35,000	37,308
County of Cook, Sales Tax Rev., 5.00%, 11/15/2034	2,000,000	2,118,927
County of Lake, Sales Tax GO, 4.00%, 11/30/2027	100,000	104,462
Illinois Finance Authority, Clark-Lindsey Village Series 2022A, Rev., 5.13%, 6/1/2032	185,000	178,772
Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2032	35,000	36,820
Illinois Finance Authority, DePaul College Prep Project Series 2023A, Rev., 4.50%, 8/1/2033 (e)	500,000	511,824
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Illinois Finance Authority, Lake Forest College
Series 2022A, Rev., 5.00%, 10/1/2029	320,000	335,844
Series 2022A, Rev., 5.00%, 10/1/2030	205,000	216,454
Series 2022A, Rev., 5.00%, 10/1/2031	235,000	249,393
Illinois Finance Authority, Plymouth Place, Inc.
Series 2022B-2, Rev., 5.25%, 3/25/2024	85,000	84,627
Series 2022B-1, Rev., 6.00%, 11/15/2027	100,000	100,022
Illinois Finance Authority, Smith Crossing Rev., 4.00%, 10/15/2028	350,000	323,860
Illinois Finance Authority, Uchicago Medicine Series 2022B-2, Rev., 5.00%, 8/15/2027 (c)	1,000,000	1,060,475
Illinois Finance Authority, University of Chicago Series 2015A, Rev., 5.00%, 10/1/2025 (b)	3,250,000	3,343,169
Illinois Housing Development Authority
Rev., FHA, 4.00%, 6/1/2025 (c)	2,815,000	2,819,970
Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 10/1/2054 (d)	1,000,000	1,090,612
Illinois State Toll Highway Authority
Series 2019A, Rev., 5.00%, 1/1/2036	250,000	274,795
Series 2024 A, Rev., 5.00%, 1/1/2038	2,000,000	2,344,829
Lake County Community Consolidated School District No. 3 Beach Park GO, AGM, 4.00%, 2/1/2032	175,000	181,455
Sales Tax Securitization Corp., Second Lien Series 2020A, Rev., 4.00%, 1/1/2040	1,750,000	1,761,796
Sales Tax Securitization Corp., Senior Lien Series 2023C, Rev., 5.00%, 1/1/2033	1,000,000	1,115,635
Southern Illinois University
Series 2022A, Rev., 5.00%, 4/1/2029	675,000	726,509
Series 2022A, Rev., 5.00%, 4/1/2030	800,000	871,053
Series 2022A, Rev., 5.00%, 4/1/2031	575,000	633,264
Series 2022A, Rev., 5.00%, 4/1/2032	510,000	566,529
State of Illinois
GO, 5.00%, 4/1/2024	30,000	30,030
Series 2018A, GO, 5.00%, 10/1/2024	30,000	30,250
Series 2023D, GO, 5.00%, 7/1/2025	1,145,000	1,168,420
Series 2017D, GO, 5.00%, 11/1/2025	2,550,000	2,616,431
Series 2017 A, GO, 5.00%, 12/1/2026	1,000,000	1,045,536
Series 2022A, GO, 5.00%, 3/1/2029	500,000	543,913
Series 2018B, GO, 5.00%, 10/1/2029	2,000,000	2,163,221
GO, 4.00%, 6/1/2032	1,000,000	1,007,934
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	139

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Series 2020B, GO, 4.00%, 10/1/2033	2,400,000	2,469,493
Series 2018A, GO, 5.00%, 10/1/2033	1,000,000	1,072,374
Series 2023B, GO, 5.50%, 5/1/2047	375,000	411,071
Series 2023B, GO, 4.50%, 5/1/2048	65,000	64,616
University of Illinois, Auxiliary Facilities System Series 2021A, Rev., 5.00%, 4/1/2029	450,000	497,381
Village of Bolingbrook Series 2018A, GO, AGM, 5.00%, 1/1/2033	125,000	132,333
Village of Wilmette Series 2020B, GO, 5.00%, 12/1/2026	140,000	148,360
Will County School District No. 86 Joliet Series 2024, GO, 5.00%, 3/1/2043	1,000,000	1,081,483
Total Illinois		51,765,079
Indiana — 0.9%
Ball State University, Student Fee Series R, Rev., 5.00%, 7/1/2024	35,000	35,186
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (e)	250,000	203,808
City of Valparaiso Rev., 5.38%, 12/1/2041 (e)	200,000	157,011
Decatur County, Jail Building Corp. Rev., 5.00%, 7/15/2028	250,000	269,985
Indiana Finance Authority Series 2016C, Rev., 5.00%, 12/1/2025	35,000	36,248
Indiana Finance Authority, CHF- Tippecanoe LLC- Student Housing Project
Series 2023A, Rev., 5.00%, 6/1/2038	400,000	428,688
Series 2023A, Rev., 5.00%, 6/1/2043	430,000	452,859
Series 2023A, Rev., 5.00%, 6/1/2053	790,000	816,818
Indiana Finance Authority, CWA Authority Project Series 2023A, Rev., 5.00%, 10/1/2037	800,000	925,606
Indiana Finance Authority, DePauw University Series 2022A, Rev., 5.00%, 7/1/2031	730,000	788,912
Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group
Series 2008-J, Rev., VRDO, LOC : Barclays Bank plc, 2.85%, 3/1/2024 (c)	2,720,000	2,720,000
Series 2017C, Rev., 4.00%, 11/1/2034	115,000	117,566
Indiana Finance Authority, Rose-Hulman Institute of Technology Project Rev., 5.00%, 6/1/2030	200,000	220,550
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Indiana Housing and Community Development Authority, Vita of New Whiteland Project Rev., 6.75%, 1/1/2043	1,000,000	1,000,530
Indiana State University, Housing and Dining System Rev., 5.00%, 4/1/2031	75,000	78,479
Perry Township Multi School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2025	35,000	35,841
Vinton-Tecumseh School Building Corp., Ad Valorem Property Tax
Rev., 5.00%, 1/15/2030	1,125,000	1,251,982
Rev., 5.00%, 7/15/2030	1,150,000	1,289,919
Wheeler-Union Township School Building Corp. Rev., 4.00%, 7/15/2034	400,000	417,983
Total Indiana		11,247,971
Iowa — 0.3%
Cedar Rapids Community School District Infrastructure Sales Services and Use Tax
Series 2023, Rev., AGM, 5.00%, 7/1/2035	1,045,000	1,179,768
Series 2023, Rev., AGM, 5.00%, 7/1/2036	1,060,000	1,187,295
City of West Des Moines, Urban Renewal Series 2016B, GO, 5.00%, 6/1/2024	35,000	35,148
Des Moines Independent Community School District, Sales Services and Use Tax Rev., 5.00%, 6/1/2028	175,000	190,569
Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2027	30,000	32,371
Iowa Student Loan Liquidity Corp., Student Loan
Series 2023B, Rev., AMT, 5.00%, 12/1/2026	600,000	618,808
Series 2023B, Rev., AMT, 5.00%, 12/1/2027	900,000	937,754
Total Iowa		4,181,713
Kansas — 0.5%
City of Topeka, Kansas Health Care Facilities
Series 2022B, Rev., 5.13%, 12/1/2026	250,000	249,317
Series 2022A, Rev., 5.75%, 12/1/2033	250,000	252,162
Johnson County Community College Foundation, Inc. COP, 5.00%, 10/1/2024	105,000	106,106
Johnson County Water District No. 1 Series 2017A, Rev., 5.00%, 1/1/2025	50,000	50,719
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kansas — continued
Kansas Development Finance Authority, AdventHealth Series 2021B, Rev., 5.00%, 11/15/2031 (c)	200,000	226,514
University of Kansas Hospital Authority, Health System Rev., VRDO, LOC : US Bank NA, 2.95%, 3/1/2024 (c)	4,660,000	4,660,000
Total Kansas		5,544,818
Kentucky — 0.8%
County of Boone, Duke Energy Kentucky, Inc. Series 2008A, Rev., 3.70%, 8/1/2027	500,000	494,573
Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series 2017B, Rev., 5.00%, 8/15/2029	165,000	174,360
Kentucky Public Energy Authority Series 2023 A-1, Rev., 5.25%, 2/1/2032 (c)	3,330,000	3,589,384
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2016A, Rev., 4.00%, 10/1/2036	65,000	64,932
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System Series 2017B, Rev., 5.00%, 5/15/2024	25,000	25,087
University of Kentucky, General Receipts Series 2015A, Rev., 4.00%, 4/1/2038	5,000,000	4,974,900
Total Kentucky		9,323,236
Louisiana — 1.9%
Louisiana Local Government Environmental Facilities and Community Development Authority, Calcasieu Parish Projects Rev., 5.00%, 12/1/2030	250,000	275,888
Louisiana Public Facilities Authority, Materra Campus Project Series 2021C, Rev., 4.00%, 6/1/2031 (e)	245,000	227,851
Parish of St. John the Baptist, Marathon Oil Corp., Project Series 2017A-1, Rev., 4.05%, 7/1/2026 (c)	2,750,000	2,727,613
State of Louisiana Series 2016-B, GO, 4.00%, 8/1/2026	30,000	30,723
State of Louisiana Gasoline and Fuels Tax Series A, Rev., 4.50%, 5/1/2025 (b)	5,000,000	5,075,625
State of Louisiana Gasoline and Fuels Tax, Second Lien Series 2023A-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (c)	15,000,000	15,000,000
Total Louisiana		23,337,700
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Maine — 0.2%
Maine Health and Higher Educational Facilities Authority, Mainehealth
Series 2023A, Rev., AGM, 5.00%, 7/1/2038	250,000	278,393
Series 2023A, Rev., AGM, 5.00%, 7/1/2039	295,000	324,685
Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2024	75,000	75,853
Maine Turnpike Authority Rev., 4.00%, 7/1/2040	2,100,000	2,128,397
Total Maine		2,807,328
Maryland — 2.5%
County of Anne Arundel Series 2022, GO, 5.00%, 10/1/2035	2,565,000	3,010,411
County of Baltimore, Consolidated Public Improvement Series 2020, GO, 5.00%, 3/1/2025	4,000,000	4,077,912
County of St. Mary's, Public Improvement GO, 4.00%, 7/15/2027	70,000	72,982
Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program Series 1985B, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/11/2024 (c)	10,000,000	10,000,000
Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Series 2008D, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (c)	9,300,000	9,300,000
State of Maryland, Department of Transportation Rev., 5.00%, 9/1/2026	75,000	79,112
State of Maryland, State and Local Facilities Loan of 2017
Series 2017A, GO, 5.00%, 8/1/2025	45,000	46,285
Series 2017B, GO, 5.00%, 8/1/2026	205,000	215,943
State of Maryland, State and Local Facilities Loan of 2021 Series 2021A, GO, 5.00%, 3/1/2031	400,000	464,712
State of Maryland, State and Local Facilities Loan of 2022 Series 2022A, GO, 5.00%, 6/1/2033	1,000,000	1,185,323
Town of Ocean City Series 2023, GO, 4.00%, 1/15/2043	1,500,000	1,522,783
Total Maryland		29,975,463
Massachusetts — 4.4%
City of Brockton GO, 4.00%, 8/1/2047	2,000,000	1,967,089
Commonwealth of Massachusetts
Series 2024A, GO, 5.00%, 1/1/2041	1,000,000	1,143,773
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	141

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
Series 2024 A, GO, 5.00%, 3/1/2041	5,000,000	5,729,404
Series 2024B, GO, 5.00%, 11/1/2041	3,000,000	3,443,683
Series 2020 E, GO, 5.00%, 11/1/2050	3,210,000	3,419,635
Series 2023 D, GO, 5.00%, 10/1/2051	10,000,000	10,897,093
Series 2023A, GO, 5.00%, 5/1/2053	8,440,000	9,158,897
Massachusetts Development Finance Agency, Boston Medical Center Issue
Series 2023G, Rev., 5.00%, 7/1/2029	750,000	821,515
Series 2023G, Rev., 4.38%, 7/1/2052	700,000	694,883
Series 2023G, Rev., 5.25%, 7/1/2052	1,000,000	1,078,652
Massachusetts Development Finance Agency, Mass General Brigham Series 2024 E-2, Rev., VRDO, LOC : Royal Bank of Canada, 2.75%, 3/1/2024 (c)	10,000,000	10,000,000
Massachusetts Development Finance Agency, Milford Regional Medical Center Series 2020G, Rev., 5.00%, 7/15/2037 (e)	245,000	248,065
Massachusetts Development Finance Agency, Salem Community Corp. Rev., 5.00%, 1/1/2030	235,000	228,851
Massachusetts State College Building Authority Series 2017D, Rev., 5.00%, 5/1/2027	45,000	48,290
Town of Andover
Series 2023, GO, 4.00%, 12/1/2045	1,515,000	1,544,576
Series 2023, GO, 4.00%, 12/1/2046	1,615,000	1,635,183
Series 2023, GO, 4.00%, 12/1/2051	1,350,000	1,343,315
Town of Hopkinton, Municipal Purpose Loan GO, 5.00%, 11/15/2024	30,000	30,405
Total Massachusetts		53,433,309
Michigan — 2.0%
Berrien Springs Public Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2030	250,000	277,575
City of Ann Arbor
Rev., 4.00%, 4/1/2042	1,515,000	1,538,186
Rev., 4.00%, 4/1/2045	1,705,000	1,697,938
City of Detroit, Unlimited Tax
Series 2021A, GO, 5.00%, 4/1/2031	480,000	514,890
Series 2023C, GO, 6.00%, 5/1/2043	1,200,000	1,337,036
Series 2021A, GO, 5.00%, 4/1/2046	1,015,000	1,031,292
City of Holland
Series 2023, GO, 5.00%, 5/1/2041	1,070,000	1,181,883
Series 2023, GO, 5.00%, 5/1/2042	1,000,000	1,098,403
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
Grand Traverse County Hospital Finance Authority, Munson Healthcare Obligated Group Rev., 5.00%, 7/1/2026	175,000	181,996
Great Lakes Water Authority Sewage Disposal System, Second Lien Series 2023A, Rev., 5.00%, 7/1/2038	1,000,000	1,161,888
Lansing Board of Water and Light Series 2024 A, Rev., 5.00%, 7/1/2049	12,000,000	13,206,454
Michigan State Building Authority, Facilities Program Series 2023-II, Rev., 4.00%, 10/15/2047	675,000	674,806
State of Michigan Trunk Line Series 2021A, Rev., 4.00%, 11/15/2036	395,000	421,590
Total Michigan		24,323,937
Minnesota — 0.9%
City of Mankato
Series 2022B, GO, 5.00%, 2/1/2027	250,000	266,172
Series 2022B, GO, 5.00%, 2/1/2029	755,000	837,321
City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 5.00%, 11/15/2033	180,000	189,737
County of Hennepin Series 2023 A, GO, 5.00%, 12/1/2034	2,000,000	2,402,648
Duluth Economic Development Authority, Benedictine Health System Series 2021A, Rev., 3.00%, 7/1/2024	100,000	99,307
Metropolitan Council, Minneapolis St. Paul Metropolitan Area Series 2023C, GO, 4.00%, 3/1/2041	2,800,000	2,851,637
Minnesota Housing Finance Agency Series 2023F, Rev., GNMA / FNMA / FHLMC, 5.75%, 7/1/2053	2,480,000	2,650,033
Minnesota Municipal Gas Agency Subseries, 2022A, Rev., LIQ : Royal Bank of Canada, 4.00%, 6/1/2027	1,000,000	1,007,302
State of Minnesota, Various Purpose Series 2020A, GO, 5.00%, 8/1/2030	350,000	403,237
Total Minnesota		10,707,394
Mississippi — 0.0% ^
Mississippi Development Bank, Ranking County Project Rev., 5.00%, 3/1/2026	205,000	213,549
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Mississippi — continued
Mississippi State University Educational Building Corp., New Facilities and Refinancing Project Rev., 5.00%, 8/1/2025	35,000	35,819
State of Mississippi Series 2016B, GO, 5.00%, 12/1/2025	20,000	20,723
Total Mississippi		270,091
Missouri — 0.7%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2024	40,000	40,246
City of Excelsior Springs Series 2020B, COP, 4.00%, 3/1/2030	115,000	121,523
Health and Educational Facilities Authority of the State of Missouri
Rev., 4.00%, 2/15/2035	390,000	379,874
Rev., 4.00%, 2/15/2036	580,000	562,059
Health and Educational Facilities Authority of the State of Missouri, Lake Regional Health System Rev., 5.00%, 2/15/2027	225,000	230,156
Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects Series 2016A, Rev., 5.00%, 2/1/2036	1,000,000	1,002,658
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2028	180,000	194,963
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Episcopal-Presbyterian Hospitals Series 2015B, Rev., 5.00%, 12/1/2026	165,000	168,387
Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital Rev., 5.00%, 9/1/2026	200,000	202,616
Metropolitan St. Louis Sewer District, Wastewater System Improvement Series 2017A, Rev., 5.00%, 5/1/2027	45,000	48,092
Missouri Housing Development Commission, Single Family, First Place Homeownership Loan Program Series 2024 A, Rev., GNMA / FNMA / FHLMC, 5.75%, 5/1/2055 (d)	3,000,000	3,276,375
Springfield School District No. R-12 GO, 4.00%, 3/1/2042	1,800,000	1,826,883
Total Missouri		8,053,832
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Montana — 0.2%
Yellowstone and Carbon Counties School District No. 7-70 Laurel Series 2023, GO, 5.00%, 7/1/2039	1,675,000	1,885,735
Nebraska — 0.3%
Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2030	320,000	337,700
Central Plains Energy Project, Gas Project No. 5 Series 2022-1, Rev., 5.00%, 10/1/2029 (c)	1,335,000	1,401,073
City of Lincoln, Electric System
Rev., 5.00%, 9/1/2026	85,000	89,409
Rev., 5.00%, 9/1/2028	50,000	53,254
Omaha Public Power District, Electric System
Series 2016A, Rev., 5.00%, 2/1/2026	40,000	41,609
Series 2016A, Rev., 5.00%, 2/1/2027	30,000	31,179
Series 2016A, Rev., 5.00%, 2/1/2028	1,075,000	1,117,048
Total Nebraska		3,071,272
Nevada — 0.5%
Clark County School District, Limited Tax
Series 2018A, GO, 5.00%, 6/15/2032	95,000	102,528
Series 2018A, GO, 4.00%, 6/15/2035	90,000	92,752
Clark County Water Reclamation District Series 2023, GO, 5.00%, 7/1/2043	4,000,000	4,441,364
County of Clark Department of Aviation, Jet Aviation Fuel tax Series 2022A, Rev., AMT, 5.00%, 7/1/2026	500,000	517,487
County of Clark, Limited Tax Series 2018B, GO, 5.00%, 12/1/2027	120,000	130,043
County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, Rev., 5.00%, 7/1/2033	155,000	171,687
Nye County School District Series 2023, GO, PSF-GTD, 5.00%, 5/1/2036	1,000,000	1,174,909
Truckee Meadows Water Authority Rev., 5.00%, 7/1/2029	50,000	53,568
Total Nevada		6,684,338
New Hampshire — 0.6%
New Hampshire Business Finance Authority, Springpoint Senior Living Project Rev., 4.00%, 1/1/2025	290,000	287,185
New Hampshire Business Finance Authority, University of Nevada Reno Project
Series 2023A, Rev., 5.00%, 12/1/2036	715,000	816,367
Series 2023A, Rev., 5.00%, 12/1/2037	860,000	973,277
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	143

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Hampshire — continued
Series 2023A, Rev., 5.00%, 12/1/2038	665,000	746,943
Series 2023A, Rev., 5.25%, 12/1/2039	790,000	896,128
Series 2023A, Rev., 5.25%, 6/1/2051	2,400,000	2,631,765
Series 2023A, Rev., 4.50%, 6/1/2053	1,075,000	1,075,735
Total New Hampshire		7,427,400
New Jersey — 1.7%
Borough of North Haledon GO, BAN, 4.50%, 6/26/2024	5,000,000	5,011,692
Burlington County Bridge Commission, Government Leasing Program Series C, Rev., 4.50%, 8/7/2024	1,750,000	1,758,018
City of New Brunswick GO, 4.00%, 3/15/2024	10,000	10,002
New Jersey Economic Development Authority, School Facilities Construction Series 2024SSS, Rev., 5.00%, 6/15/2026 (d)	1,000,000	1,040,512
New Jersey Transportation Trust Fund Authority, Transportation Program Series 2023 BB, Rev., 5.25%, 6/15/2050	3,500,000	3,834,169
New Jersey Transportation Trust Fund Authority, Transportation System
Series 2018A, Rev., 4.00%, 12/15/2031	250,000	260,085
Series 2018A, Rev., 5.00%, 12/15/2033	2,000,000	2,172,387
New Jersey Turnpike Authority Series 2022B, Rev., 5.00%, 1/1/2042	1,500,000	1,682,726
Township of Raritan GO, BAN, 4.50%, 4/29/2024	5,000,000	5,005,743
Total New Jersey		20,775,334
New Mexico — 0.4%
Albuquerque Municipal School District No. 12 Series 2023B, GO, 5.00%, 8/1/2024	590,000	593,803
City of Albuquerque Series 2015A, Rev., 5.00%, 7/1/2026	240,000	246,049
Loving Municipal School District No. 10 Series 2023, GO, 5.00%, 9/15/2024	3,875,000	3,905,793
New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2016E, Rev., 5.00%, 6/1/2024	25,000	25,105
New Mexico Finance Authority, State Transportation, Subordinate Lien Series 2018A, Rev., 5.00%, 6/15/2027	100,000	107,419
State of New Mexico, Capital Projects GO, 5.00%, 3/1/2024	305,000	305,000
Total New Mexico		5,183,169
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — 12.8%
Build NYC Resource Corp., Kipp NYC Public School Facilities - Canal West Project
Rev., 5.00%, 7/1/2033	585,000	639,102
Rev., 5.00%, 7/1/2034	205,000	223,207
City of New York, Fiscal Year 2006 Series 2006, Subseries I-4, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (c)	10,000,000	10,000,000
City of New York, Fiscal Year 2018
Series 2018E, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (c)	4,400,000	4,400,000
Series 2018F-1, GO, 5.00%, 4/1/2033	105,000	113,769
City of New York, Fiscal Year 2019 Series 2019E, GO, 5.00%, 8/1/2033	100,000	110,314
City of New York, Fiscal Year 2020 Series 2020C-1, GO, 5.00%, 8/1/2033	160,000	181,929
City of New York, Fiscal Year 2021
Series 2021A-1, GO, 5.00%, 8/1/2031	185,000	210,689
Series 2021-1, GO, 5.00%, 4/1/2033	235,000	270,316
Series 2021F, Subseries F-1, GO, 5.00%, 3/1/2037	1,000,000	1,126,910
City of New York, Fiscal Year 2022 Series 2022B,Subseries B-1, GO, 5.00%, 8/1/2033	1,650,000	1,939,239
City of New York, Fiscal Year 2023 Series 2023E, Subseries E-1, GO, 4.00%, 4/1/2050	1,290,000	1,259,956
City of New York, Fiscal Year 2024 Series 2024A, GO, 4.13%, 8/1/2053	1,225,000	1,204,424
Malone Central School District GO, BAN, 4.50%, 6/27/2024	5,000,000	5,010,516
Metropolitan Transportation Authority Series 2015 E-1, Rev., VRDO, LOC : Barclays Bank plc, 3.78%, 3/1/2024 (c)	2,300,000	2,300,000
New York City Municipal Water Finance Authority, Water and Sewer System Series 2019FF-1, Rev., 4.00%, 6/15/2049	1,530,000	1,496,579
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series DD-1, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (c)	2,100,000	2,100,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2020 Series 2022FF, Rev., 4.00%, 6/15/2041	1,760,000	1,780,871
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2023
Series 2023CC, Rev., VRDO, LIQ : Barclays Bank plc, 2.85%, 3/1/2024 (c)	2,105,000	2,105,000
Series 2023, Subseries AA-3, Rev., 5.00%, 6/15/2047	725,000	797,930
Series 2023AA Subseries AA-1, Rev., 5.25%, 6/15/2052	3,000,000	3,326,702
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2024 Series 2024, Subseries AA-1, Rev., 5.25%, 6/15/2053	2,700,000	3,015,967
New York City Transitional Finance Authority Building Aid, Subordinate Series 2019 S-2A, Rev., 5.00%, 7/15/2025 (b)	45,000	46,155
New York City Transitional Finance Authority Building Aid, Subordinate, Fiscal Year 2020 Series 2020S1, Subseries S-1B, Rev., 4.00%, 7/15/2042	1,500,000	1,505,456
New York City Transitional Finance Authority Building Aid, Subordinate, Fiscal Year 2023 Series 2023, Subseries S-1A, Rev., 5.00%, 7/15/2035	800,000	942,582
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018 Series 2018S-4A, Rev., 5.00%, 7/15/2033	105,000	114,710
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series D-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.85%, 3/1/2024 (c)	15,700,000	15,700,000
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017F-1, Rev., 5.00%, 5/1/2030	550,000	586,981
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2020 Series 2020A, Subseries A-2, Rev., 5.00%, 5/1/2039	265,000	287,600
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021 Series 2021C, Subseries C-1, Rev., 4.00%, 5/1/2035	750,000	796,297
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022 Series 2022B, Subseries B-1, Rev., 4.00%, 8/1/2045	13,370,000	13,135,549
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023 Series 2023F, Subseries F-1, Rev., 4.00%, 2/1/2051	1,250,000	1,204,502
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2024
Series 2024C, Rev., 5.25%, 5/1/2048	2,000,000	2,230,005
Series 2024F, Subseries F-1, Rev., 5.25%, 2/1/2053	1,000,000	1,103,537
Series 2024C, Rev., 5.00%, 5/1/2053	2,500,000	2,697,468
Series 2024F, Subseries F-1, Rev., 4.25%, 2/1/2054	1,000,000	981,133
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2022 Series 2022F, SubseriesF-1, Rev., 5.00%, 2/1/2036	525,000	608,416
New York Power Authority, Green Transmission Project
Series 2023 A, Rev., AGM, 5.00%, 11/15/2053	1,000,000	1,100,853
Series 2023 A, Rev., AGM, 5.13%, 11/15/2058	2,750,000	3,039,607
New York State Dormitory Authority, Cornell University Series 2019D, Rev., 5.00%, 7/1/2033	135,000	163,683
New York State Dormitory Authority, Northwell Health Obligated Group Series 2019A, Rev., 5.00%, 5/1/2029	70,000	75,773
New York State Dormitory Authority, Personal Income Tax
Series 2019D, Rev., 5.00%, 2/15/2034	2,000,000	2,264,616
Series 2015B, Rev., 5.00%, 2/15/2035	4,000,000	4,060,874
Series 2021A, Rev., 4.00%, 3/15/2037	990,000	1,035,586
Series 2021E, Rev., 4.00%, 3/15/2040	3,000,000	3,053,061
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2021 E, Rev., 4.00%, 3/15/2042	1,000,000	1,007,165
New York State Dormitory Authority, State Supported Debt University Facilities Series 2019A, Rev., 5.00%, 7/1/2024	25,000	25,146
New York State Housing Finance Agency, 160 Madison Avenue LLC Series 2013A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.55%, 3/1/2024 (c)	5,000,000	5,000,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	145

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2017A, Rev., 5.00%, 3/15/2027 (b)	150,000	160,434
Series 2020A, Rev., 4.00%, 3/15/2045	500,000	495,305
Series 2023A, Rev., 5.00%, 3/15/2057	5,000,000	5,370,422
New York State Urban Development Corp., State Sales Tax Series 2021A, Rev., 4.00%, 3/15/2046	2,500,000	2,463,311
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Series 2018, Rev., AMT, 5.00%, 1/1/2030	2,065,000	2,135,233
Series 2018, Rev., AMT, 5.00%, 1/1/2031	1,430,000	1,476,941
Series 2023, Rev., AMT, 6.00%, 4/1/2035	3,000,000	3,382,113
Series 2023, Rev., AMT, 5.63%, 4/1/2040	3,000,000	3,253,886
New York Transportation Development Corp., JFK International Airport New Terminal One Project Series 2023, Rev., AMT, AGM, 5.00%, 6/30/2049	1,000,000	1,049,360
Onondaga Civic Development Corp., Le Moyne College Project
Rev., 5.00%, 7/1/2027	100,000	103,900
Series 2020B, Rev., 5.00%, 7/1/2032	250,000	264,992
Port Authority of New York and New Jersey, Consolidated
Series 214, Rev., AMT, 5.00%, 9/1/2036	1,975,000	2,110,447
Series 223, Rev., AMT, 4.00%, 7/15/2037	510,000	514,311
Port Washington Union Free School District GO, 4.00%, 8/1/2036	1,370,000	1,453,426
Smithtown Central School District
GO, 4.00%, 6/1/2035	2,465,000	2,647,404
GO, 4.00%, 6/1/2036	2,125,000	2,254,384
GO, 4.00%, 6/1/2037	2,000,000	2,099,067
Suffolk Tobacco Asset Securitization Corp. Series 2021 A-2, Rev., 5.00%, 6/1/2033	2,375,000	2,652,471
Syracuse Industrial Development Agency, Syracuse City School District Project Series 2020A, Rev., 4.00%, 5/1/2036	1,275,000	1,321,289
Town of Stony Point GO, 5.00%, 8/15/2027	75,000	80,462
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Triborough Bridge and Tunnel Authority Sales Tax Series 2024ASUB A-1, Rev., 5.00%, 5/15/2046	4,000,000	4,441,824
Triborough Bridge and Tunnel Authority Sales Tax, TBTA Capital Lockbox Series 2023A, Rev., 4.13%, 5/15/2053	2,250,000	2,196,028
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax Series 2022D-1A, Rev., 5.00%, 11/15/2037	1,000,000	1,161,457
Tully Central School District GO, BAN, 4.50%, 6/27/2024	5,000,000	5,011,958
Westchester County Local Development Corp., Kendal on Hudson Project Series 2022B, Rev., 5.00%, 1/1/2032	240,000	251,132
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project
Series 2021D, Rev., 2.88%, 4/1/2024 (e)	250,000	247,187
Series 2021C-EFRB, Rev., 3.20%, 7/1/2028 (e)	250,000	244,925
Yonkers Industrial Development Agency, New Community School Project Rev., 5.00%, 5/1/2042	1,445,000	1,580,273
Total New York		156,804,117
North Carolina — 0.7%
City of Charlotte Series 2023B, Rev., AMT, 5.00%, 7/1/2048	570,000	604,191
City of Charlotte, North Carolina Government Facilities
Series 2023B, COP, 5.00%, 6/1/2026	400,000	419,281
Series 2023B, COP, 5.00%, 6/1/2027	460,000	493,985
City of Sanford
Series 2023, Rev., 5.00%, 4/1/2034	250,000	294,268
Series 2023, Rev., 5.00%, 4/1/2036	140,000	163,205
City of Wilson
Series 2024, Rev., 5.00%, 10/1/2035 (d)	1,000,000	1,179,719
Series 2024, Rev., 5.00%, 10/1/2036 (d)	1,320,000	1,547,439
County of Davidson GO, 5.00%, 6/1/2027	35,000	37,541
County of Wayne, Limited Obligation Rev., 5.00%, 6/1/2024	25,000	25,101
State of North Carolina, Build NC Programs, Limited Obligation
Series 2014C, Rev., 5.00%, 5/1/2024	25,000	25,068
Series 2020B, Rev., 5.00%, 5/1/2029	100,000	111,872
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Carolina — continued
University of North Carolina, Hospital at Chapel Hill Series A, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (c)	2,800,000	2,800,000
Water and Sewer Authority of Cabarrus County Series 2024, Rev., 4.00%, 6/1/2049	1,000,000	987,615
Total North Carolina		8,689,285
North Dakota — 0.4%
City of Grand Forks
Series 2023A, Rev., AGM, 5.00%, 12/1/2039	400,000	441,058
Series 2023A, Rev., AGM, 5.00%, 12/1/2040	350,000	383,348
North Dakota Housing Finance Agency, Home Mortgage Finance Program
Series 2017H, Rev., VRDO, LIQ : Royal Bank of Canada, 3.30%, 3/11/2024 (c)	1,725,000	1,725,000
Series 2023A, Rev., 5.75%, 7/1/2053	2,235,000	2,374,908
Total North Dakota		4,924,314
Ohio — 3.0%
Bowling Green State University, General Receipts Series 2016A, Rev., 5.00%, 6/1/2024	25,000	25,091
Buckeye Tobacco Settlement Financing Authority Series 2020B-2, Class 2, Rev., 5.00%, 6/1/2055	5,250,000	5,002,689
City of Cleveland Series 2022A, GO, 5.00%, 12/1/2035	460,000	532,040
County of Franklin, Ohio Hospital Facilities Series 2009A, Rev., VRDO, LIQ : Barclays Bank plc, 3.40%, 3/11/2024 (c)	5,000,000	5,000,000
County of Summit, Various Purpose Improvement Series 2022, GO, 5.00%, 12/1/2031	100,000	117,079
County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series 2019A, Rev., 4.00%, 7/1/2033	205,000	208,352
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project Series 2023, Rev., 5.00%, 12/1/2028 (c) (e)	3,795,000	3,852,916
Northeast Ohio Medical University Series 2022, Rev., 5.00%, 12/1/2035	1,000,000	1,110,008
Ohio Air Quality Development Authority, Duke Energy Corp.
Series 2022B, Rev., 4.00%, 6/1/2027 (c)	2,000,000	2,012,173
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Series 2022A, Rev., AMT, 4.25%, 6/1/2027 (c)	1,500,000	1,514,075
Ohio Higher Educational Facility Commission, Denison University 2017 Project Series 2017A, Rev., 5.00%, 11/1/2025	75,000	77,159
Ohio Higher Educational Facility Commission, John Carroll university Rev., 4.00%, 10/1/2034	440,000	445,845
Ohio State University (The), General Receipts Series 2023A-2, Rev., VRDO, 3.40%, 3/11/2024 (c)	10,000,000	10,000,000
Ohio Turnpike and Infrastructure Commission, Junior Lien Series 2018A, Rev., 5.00%, 2/15/2027	135,000	143,996
Ohio Water Development Authority
Series 2016B, Rev., 5.00%, 6/1/2026	30,000	31,433
Series 2023A, Rev., 5.00%, 12/1/2036	1,335,000	1,584,588
Ohio Water Development Authority, Drinking Water Assistance Fund Series 2022A, Rev., 5.00%, 12/1/2041	1,000,000	1,134,015
Ohio Water Development Authority, Water Pollution Control Loan Fund
Series 2017A, Rev., 5.00%, 12/1/2026	45,000	47,724
Series 2023B, Rev., 5.00%, 12/1/2038	1,500,000	1,733,682
Series 2020 A, Rev., 5.00%, 12/1/2050	1,000,000	1,075,628
State of Ohio Series 2021B, GO, 5.00%, 9/15/2031	210,000	245,329
State of Ohio, Capital Facilities Lease Appropriation, Administrative Building Fund Projects, Tax Exempt Series 2018A, Rev., 5.00%, 10/1/2034	220,000	240,722
State of Ohio, Natural Resources Series 2017V, GO, 5.00%, 10/1/2027	35,000	37,888
Youngstown State University, General Receipts Rev., AGM, 4.00%, 12/15/2030	490,000	521,541
Total Ohio		36,693,973
Oklahoma — 0.5%
Oklahoma Capitol Improvement Authority Series 2014A, Rev., 5.00%, 7/1/2025	1,000,000	1,005,792
Oklahoma Capitol Improvement Authority, State Highway, Capital Improvement Rev., 5.00%, 7/1/2024	100,000	100,503
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	147

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oklahoma — continued
Oklahoma Water Resources Board, State Loan Program
Series 2024 A, Rev., 5.00%, 10/1/2037	1,000,000	1,138,037
Series 2023A, Rev., 4.00%, 10/1/2043	3,720,000	3,769,690
Total Oklahoma		6,014,022
Oregon — 0.2%
Salem Hospital Facility Authority, Multi Model, Salem Health Project Series 2019A, Rev., 5.00%, 5/15/2028	75,000	80,399
Tri-County Metropolitan Transportation District of Oregon, Senior Lien Payroll Tax
Series 2018A, Rev., 5.00%, 9/1/2027 (b)	45,000	48,573
Series 2021A, Rev., 5.00%, 9/1/2035	1,060,000	1,221,307
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc.
Series 2022, Rev., 5.00%, 7/1/2026	300,000	307,317
Series 2022, Rev., 5.00%, 7/1/2028	400,000	419,159
Total Oregon		2,076,755
Pennsylvania — 4.8%
Aliquippa School District, Limited Tax GO, 3.88%, 12/1/2037	200,000	196,080
Allegheny County Airport Authority, Pittsburgh International Airport
Series 2023A, Rev., AMT, AGM, 5.50%, 1/1/2048	1,500,000	1,653,555
Series 2023A, Rev., AMT, AGM, 5.50%, 1/1/2053	1,000,000	1,092,271
Allegheny County Higher Education Building Authority, Carnegie Mellon University Series 2008A, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.00%, 3/1/2024 (c)	6,000,000	6,000,000
Allegheny County Higher Education Building Authority, University Refunding Duquesne University
Series 2014A, Rev., 5.00%, 3/1/2024	1,095,000	1,095,000
Series 2024, Rev., 5.00%, 3/1/2043	3,500,000	3,896,946
Berks County Industrial Development Authority, The Highlands at Wyomissing Series 2017A, Rev., 5.00%, 5/15/2037	250,000	251,595
Bucks County Water and Sewer Authority
Series 2022A, Rev., AGM, 5.00%, 12/1/2032	115,000	135,736
Series 2022A, Rev., AGM, 5.00%, 12/1/2033	105,000	124,313
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Series 2022A, Rev., AGM, 5.00%, 12/1/2036	380,000	441,082
City of Philadelphia, Airport System Series 2017B, Rev., AMT, 5.00%, 7/1/2035	2,000,000	2,071,668
Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2035	225,000	240,724
Commonwealth of Pennsylvania Series 1, GO, 4.00%, 3/19/2024	2,000,000	2,000,470
County of Lehigh, Lehigh Valley Health Network Hospital Series 2016A, Rev., 4.00%, 7/1/2035	175,000	175,570
Delaware Valley Regional Finance Authority, Local Government Series 2022D, Rev., 4.00%, 3/1/2029	1,000,000	1,038,331
Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (c)	250,000	258,792
Montgomery County Higher Education and Health Authority, Thomas Jefferson University
Rev., 5.00%, 9/1/2027	265,000	278,882
Series 2018A, Rev., 4.00%, 9/1/2038	135,000	135,763
Montgomery County Industrial Development Authority, Constellation Energy Generation Series 2023A, Rev., 4.10%, 4/3/2028 (c)	2,250,000	2,306,034
Pennsylvania Economic Development Financing Authority, Junior Guaranteed, Capitol Region Parking System
Series 2024 B, Rev., GTD, 4.25%, 1/1/2050 (d)	1,500,000	1,451,820
Series 2024 B, Rev., GTD, 4.38%, 7/1/2053 (d)	2,500,000	2,424,825
Pennsylvania Economic Development Financing Authority, Senior Insured, Capitol Region Parking System Series 2024 A, Rev., AGM, 4.00%, 1/1/2042 (d)	1,250,000	1,212,638
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057	425,000	447,589
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Series 2021A-2, Rev., 4.60%, 10/1/2026 (c)	5,000,000	5,051,445
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2023-141A, Rev., 5.75%, 10/1/2053	4,960,000	5,265,504
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Pennsylvania Turnpike Commission
Series A-1, Rev., 5.00%, 12/1/2029	105,000	113,144
Series A-1, Rev., 5.00%, 12/1/2031	60,000	64,525
Series 2016B, Rev., 4.00%, 6/1/2033	575,000	585,721
Series 2022A, Rev., 5.00%, 12/1/2033	1,000,000	1,165,242
Series 2022B, Rev., 5.25%, 12/1/2041	1,000,000	1,158,073
Pennsylvania Turnpike Commission, Subordinate Series 2023-1, Rev., 5.00%, 12/1/2036	750,000	865,066
Philadelphia Authority for Industrial Development, Holy Family University Project Rev., 5.00%, 9/1/2027	610,000	637,658
Philadelphia Energy Authority (The), Philadelphia Street Lighting Project
Series 2023A, Rev., 5.00%, 11/1/2037	835,000	948,904
Series 2023A, Rev., 5.00%, 11/1/2038	850,000	955,770
Series 2023A, Rev., 5.00%, 11/1/2041	1,265,000	1,397,499
School District of Philadelphia (The) Series 2024A, Rev., RAN, 5.00%, 6/28/2024	4,750,000	4,770,752
Swarthmore Borough Authority Series 2023, Rev., 5.00%, 9/15/2053	1,500,000	1,647,168
Township of Hampton
GO, 5.00%, 1/1/2035	150,000	171,268
GO, 5.00%, 1/1/2037	175,000	197,876
GO, 4.00%, 1/1/2042	970,000	983,047
GO, 4.00%, 1/1/2047	700,000	691,538
University of Pittsburgh-of the Commonwealth System of Higher Education Series 2023 A, Rev., 5.00%, 2/15/2034	3,000,000	3,644,554
Total Pennsylvania		59,244,438
Puerto Rico — 0.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Series A-2, Rev., 4.78%, 7/1/2058	2,500,000	2,487,505
Rhode Island — 0.4%
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group
Series 2024, Rev., 5.00%, 5/15/2036	960,000	1,077,792
Series 2024, Rev., 5.00%, 5/15/2038	1,150,000	1,267,017
Series 2024, Rev., 5.00%, 5/15/2042	1,000,000	1,075,929
Series 2024, Rev., 5.00%, 5/15/2043	1,000,000	1,071,223
State of Rhode Island and Providence Plantations Consolidated Capital Development Loan Series 2018A, GO, 5.00%, 4/1/2029	75,000	81,905
Total Rhode Island		4,573,866
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

South Carolina — 0.9%
Charleston County Airport District Rev., 5.00%, 7/1/2035	250,000	275,982
County of Dorchester, Waterworks and Sewer System Series 2023, Rev., 4.25%, 10/1/2048	2,320,000	2,348,250
Horry County School District Series 2015A, GO, SCSDE, 4.00%, 3/1/2028	5,000,000	5,039,963
Patriots Energy Group Financing Agency Series 2023 SUB B-1, Rev., 5.25%, 3/1/2031 (c)	2,670,000	2,884,202
Total South Carolina		10,548,397
South Dakota — 0.2%
South Dakota Housing Development Authority Series 2023J, Rev., GNMA / FNMA / FHLMC, 3.88%, 12/12/2024 (c)	2,000,000	2,005,430
Tennessee — 2.8%
City of Clarksville
Series 2021A, Rev., 4.00%, 2/1/2041	3,950,000	3,986,452
Series 2021A, Rev., 4.00%, 2/1/2051	1,000,000	977,458
City of Knoxville, Wastewater System Series 2022B, Rev., 4.00%, 4/1/2045	2,765,000	2,782,870
City of Lenoir City, Electric System Series 2022, Rev., 5.00%, 6/1/2033	165,000	191,972
County of Coffee, Rural High School Series 2021A, GO, 5.00%, 6/1/2028	125,000	136,960
County of Sullivan GO, 5.00%, 5/1/2026	30,000	31,378
Johnson City Health and Educational Facilities Board, Ballad Health Series 2023A, Rev., 5.00%, 7/1/2024	625,000	626,922
Knox County Health Educational and Housing Facility Board, University of Tennessee Project
Series 2024A-1, Rev., 5.00%, 7/1/2037	435,000	484,897
Series 2024A-1, Rev., 5.00%, 7/1/2038	430,000	475,598
Series 2024A-1, Rev., 5.00%, 7/1/2039	500,000	550,728
Series 2024A-1, Rev., 5.25%, 7/1/2049	1,250,000	1,347,459
Memphis-Shelby County Airport Authority Series 2021A, Rev., AMT, 5.00%, 7/1/2045	1,000,000	1,045,731
Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Belmont University
Rev., 5.00%, 5/1/2026	450,000	467,404
Series 2023, Rev., 5.00%, 5/1/2038	400,000	443,487
Metropolitan Government of Nashville and Davidson County
GO, 5.00%, 7/1/2031	2,000,000	2,190,800
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	149

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Tennessee — continued
Series 2024 A, Rev., 5.00%, 5/15/2038	1,000,000	1,173,857
Series 2024 A, Rev., 5.00%, 5/15/2039	1,500,000	1,751,361
Series 2024 A, Rev., 5.25%, 5/15/2049	1,000,000	1,135,278
Metropolitan Government of Nashville and Davidson County, Electric System Series 2014A, Rev., 5.00%, 5/15/2024	10,000	10,034
Metropolitan Nashville Airport Authority (The)
Series 2022B, Rev., AMT, 5.25%, 7/1/2047	630,000	677,410
Series 2022B, Rev., AMT, 5.00%, 7/1/2052	500,000	519,980
Shelby County Health Educational and Housing Facilities Board, Methodist Le Bonheur Healthcare
Series 2017A, Rev., 5.00%, 5/1/2024	155,000	155,294
Series 2017A, Rev., 5.00%, 5/1/2027	200,000	210,699
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project
Series 2019A, Rev., 5.00%, 10/1/2029	150,000	135,056
Series 2019A, Rev., 5.50%, 10/1/2034	150,000	128,843
State of Tennessee
Series A, GO, 5.00%, 9/1/2024 (b)	25,000	25,222
Series 2023A, GO, 5.00%, 5/1/2038	10,000,000	11,648,501
Tennessee Energy Acquisition Corp., Gas Project Series 2023A-1, Rev., 5.00%, 5/1/2028 (c)	1,250,000	1,292,779
Total Tennessee		34,604,430
Texas — 6.7%
Aledo Independent School District, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/15/2042	500,000	555,319
GO, PSF-GTD, 5.00%, 2/15/2048	5,615,000	6,092,044
Arlington Higher Education Finance Corp., Trinity Basin Preparatory, Inc.
Rev., PSF-GTD, 5.00%, 8/15/2026	160,000	167,311
Rev., PSF-GTD, 5.00%, 8/15/2027	145,000	154,478
Rev., PSF-GTD, 5.00%, 8/15/2028	150,000	162,457
Rev., PSF-GTD, 5.00%, 8/15/2029	130,000	143,299
Rev., PSF-GTD, 5.00%, 8/15/2030	100,000	112,061
Belton Independent School District, Unlimited Tax Series 2022, GO, PSF-GTD, 4.00%, 2/15/2052	3,000,000	2,882,982
Board of Regents of the University of Texas System, Financing System Series 2016D, Rev., 5.00%, 8/15/2024	50,000	50,405
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Brushy Creek Regional Utility Authority, Inc., Brushy Creek Regional Water Treatment and Distribution Project Rev., 5.00%, 8/1/2026	85,000	88,768
City of Austin, Airport System
Rev., AMT, 5.00%, 11/15/2035	1,000,000	1,113,780
Series 2017B, Rev., AMT, 5.00%, 11/15/2046	1,000,000	1,009,218
City of Corpus Christi, Utility System Series 2022B, Rev., 5.00%, 7/15/2032	325,000	378,248
City of Dallas Housing Finance Corp., Rosemont at Ash Creek Apartments Series 2023, Rev., FHA, 5.00%, 12/1/2025 (c)	1,375,000	1,405,179
City of Georgetown Series 2022, GO, 4.00%, 8/15/2041	2,410,000	2,429,951
City of Georgetown, Utilities System
Series 2023, Rev., 5.00%, 8/15/2025	520,000	533,010
Series 2023, Rev., 5.00%, 8/15/2038	1,375,000	1,537,206
City of Grand Prairie Series 2023, GO, 4.00%, 2/15/2037	600,000	623,233
City of Houston, Combined Utility System, First Lien Series 2018D, Rev., 5.00%, 11/15/2030	45,000	49,413
City of San Antonio, Electric and Gas Systems Series 2023B, Rev., 5.25%, 2/1/2041	1,560,000	1,780,394
City of San Marcos, Combination Tax GO, 5.00%, 8/15/2031	170,000	181,338
Clifton Higher Education Finance Corp., Yes Prep Public School, Inc.
Series 2023, Rev., PSF-GTD, 5.00%, 4/1/2025	195,000	198,418
Series 2023, Rev., PSF-GTD, 5.00%, 4/1/2026	250,000	259,488
Series 2023, Rev., PSF-GTD, 5.00%, 4/1/2038	265,000	292,563
Series 2023, Rev., PSF-GTD, 4.25%, 4/1/2048	1,000,000	995,850
County of Hays, Limited Tax GO, 5.00%, 2/15/2026	20,000	20,755
County of Williamson, Limited Tax GO, 5.00%, 2/15/2026	40,000	41,656
Crandall Independent School District, Unlimited Tax
Series 2023, GO, PSF-GTD, 5.00%, 2/1/2039	2,800,000	3,184,206
Series 2023, GO, PSF-GTD, 5.00%, 2/1/2041	5,100,000	5,734,725
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2053	595,000	642,894
Cypress-Fairbanks Independent School District, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2025	20,000	20,368
Dallas Area Rapid Transit, Sales Tax, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2024 (b)	200,000	202,678
Denton Independent School District Series 2023, GO, PSF-GTD, 5.00%, 8/15/2043	1,805,000	2,023,311
Garland Independent School District, Unlimited Tax, School Building Series 2023A, GO, PSF-GTD, 5.00%, 2/15/2040	1,000,000	1,135,005
Glen Rose Independent School District, Unlimited Tax
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2035	1,000,000	1,127,637
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2036	1,000,000	1,116,653
Laredo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2024	25,000	25,176
Lower Colorado River Authority, LCRA Transmission Services Corp. Project Rev., 5.00%, 5/15/2035	155,000	167,112
Melissa Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 5.00%, 2/1/2041	1,000,000	1,125,638
Montgomery Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 4.00%, 2/15/2053	1,190,000	1,149,526
North Texas Tollway Authority, First Tier Series 2023 A, Rev., 5.00%, 1/1/2026	3,740,000	3,869,263
Northside Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2024	65,000	65,477
Northwest Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 5.00%, 2/15/2039	2,500,000	2,824,838
Permanent University Fund - University of Texas System Series 2016A, Rev., 5.00%, 7/1/2024	85,000	85,497
State of Texas Series 2015-A, GO, 5.00%, 10/1/2024	50,000	50,532
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health Project Series 2022F, Rev., 5.00%, 11/15/2030 (c)	2,000,000	2,217,216
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Series 2008A, Rev., VRDO, 3.30%, 3/11/2024 (c)	5,000,000	5,000,000
Tarrant Regional Water District Water Supply System Series 2022, Rev., 5.00%, 3/1/2048	4,930,000	5,282,500
Texas A&M University, Financing System Series 2017E, Rev., 5.00%, 5/15/2030	155,000	165,043
Texas Municipal Gas Acquisition & Supply Corp. IV Series 2023B, Rev., 5.50%, 1/1/2034 (c)	5,000,000	5,552,010
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC Project Series 2023, Rev., AMT, 5.25%, 12/31/2036	2,700,000	2,899,723
Texas Public Finance Authority, Texas Southern University
Series 2023, Rev., 5.00%, 5/1/2026	500,000	516,270
Series 2023, Rev., 5.00%, 5/1/2027	625,000	656,707
Texas State Affordable Housing Corp., Juniper Creek Apartments Project Series 2023, Rev., 3.75%, 7/1/2026 (c)	3,000,000	2,995,240
Texas Water Development Board
Series 2023 A, Rev., 5.00%, 10/15/2024	1,000,000	1,011,533
Series 2023 A, Rev., 5.00%, 10/15/2037	1,700,000	1,979,418
Series 2023 A, Rev., 5.00%, 10/15/2058	1,725,000	1,876,584
Trinity River Authority of Texas, Livingston Regional Water Supply System Project
Series 2023, Rev., 5.00%, 8/1/2036	1,120,000	1,306,274
Series 2023, Rev., 5.00%, 8/1/2037	1,175,000	1,357,647
Trinity River Authority, Tarrant County Water Project
Series 2023, Rev., 5.00%, 2/1/2041	700,000	786,589
Series 2023, Rev., 5.00%, 2/1/2042	675,000	757,052
Trinity River Authority, Water Project Rev., 5.00%, 2/1/2026	60,000	62,322
Total Texas		82,231,488
Utah — 0.8%
City of Salt Lake City, Airport System
Series 2021A, Rev., AMT, 5.00%, 7/1/2029	2,350,000	2,541,647
Series 2023A, Rev., AMT, 5.25%, 7/1/2040	1,060,000	1,179,784
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	151

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Utah — continued
Series 2023A, Rev., AMT, 5.25%, 7/1/2048	1,750,000	1,889,815
City of Salt Lake City, Sales and Excise Tax Series 2022A, Rev., 4.00%, 10/1/2030	155,000	167,122
Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project Series 2021A, Rev., 5.00%, 6/15/2041 (e)	150,000	129,347
Utah Infrastructure Agency, Tax-Exempt Telecommunications Rev., 5.00%, 10/15/2032	310,000	329,917
Utah Telecommunication Open Infrastructure Agency, Sales Tax and Telecommunications
Rev., 5.25%, 6/1/2033	250,000	291,583
Rev., 5.25%, 6/1/2034	325,000	378,753
Rev., 5.25%, 6/1/2035	580,000	676,233
Utah Transit Authority, Sales Tax
Series 2007A, Rev., BHAC - CR, MBIA, 5.00%, 6/15/2035	295,000	349,398
Series 2023, Rev., 5.00%, 12/15/2041	1,235,000	1,406,327
Total Utah		9,339,926
Vermont — 0.2%
Vermont Municipal Bond Bank
Series 2024 1, Rev., 5.00%, 12/1/2035 (d)	1,000,000	1,164,090
Series 2024 1, Rev., 5.00%, 12/1/2036 (d)	1,000,000	1,156,848
Total Vermont		2,320,938
Virginia — 1.3%
City of Richmond, Public Improvement Series 2017B, GO, 5.00%, 7/15/2027	175,000	188,399
County of Fairfax
Series 2023A, GO, 4.00%, 10/1/2038	2,000,000	2,103,147
Series 2023A, GO, 4.00%, 10/1/2039	2,000,000	2,090,281
County of Spotsylvania, Public Improvement GO, 5.00%, 7/15/2029	85,000	93,973
Loudoun County Economic Development Authority, Howard Hughes Medical Institute Series E, Rev., VRDO, 3.39%, 3/11/2024 (c)	4,000,000	4,000,000
Northern Virginia Transportation Commission, Transforming Rail in Virginia Program Rev., 5.00%, 6/1/2040	640,000	723,415
Virginia College Building Authority Series 2023A, Rev., 4.00%, 9/1/2040	1,485,000	1,534,406
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
Virginia Commonwealth Transportation Board Rev., 4.00%, 5/15/2045	2,000,000	1,998,590
Virginia Small Business Financing Authority, Environmental Facilities Series 2022, Rev., 5.00%, 11/15/2024 (c)	1,500,000	1,501,475
Virginia Small Business Financing Authority, Senior Lien
Rev., AMT, 4.00%, 7/1/2032	250,000	254,036
Rev., AMT, 4.00%, 1/1/2036	2,000,000	2,011,521
Total Virginia		16,499,243
Washington — 3.9%
Auburn School District No. 408 of King and Pierce Counties, Unlimited Tax GO, 4.00%, 12/1/2036	1,000,000	1,032,238
Central Puget Sound Regional Transit Authority, Sales and Use Tax
Series 2015S-1, Rev., 5.00%, 11/1/2024	30,000	30,363
Series 2021S-1, Rev., 4.00%, 11/1/2040	2,000,000	2,049,807
City of Seattle, Municipal Light and Power Series 2021 A, Rev., 4.00%, 7/1/2047	5,000,000	4,938,846
City of Seattle, Water System Rev., 5.00%, 8/1/2024	35,000	35,256
Clark County School District No. 101 La Center, Unlimited Tax GO, 5.00%, 12/1/2029	50,000	54,482
County of King Series 2016A, Rev., 4.00%, 7/1/2038	5,000,000	4,990,250
County of King, Limited Tax
Series 2013B, GO, 5.00%, 3/5/2024	20,000	20,001
Series 2023 B, GO, 5.00%, 12/1/2053	6,055,000	6,608,082
County of Spokane, Limited Tax Series 2022A, GO, 5.00%, 12/1/2042	900,000	1,003,361
Energy Northwest, Columbia Generating Station Series 2021A, Rev., 4.00%, 7/1/2042	3,760,000	3,785,998
Energy Northwest, Project 1 Series 2017A, Rev., 5.00%, 7/1/2028	55,000	58,961
Franklin County School District No. 1 Pasco, Unlimited Tax GO, 5.00%, 12/1/2030	35,000	37,658
King County Public Hospital District No. 2, Evergreen Healthcare, Limited Tax GO, 5.00%, 12/1/2024 (b)	105,000	106,406
King County School District No. 411 Issaquah, Unlimited Tax GO, 5.00%, 12/1/2024	35,000	35,481
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2029	45,000	48,044
North Thurston Public Schools, Unlimited Tax GO, 4.00%, 12/1/2036	2,100,000	2,192,254
Pierce County School District No. 416 White River, Unlimited Tax GO, 5.00%, 12/1/2025	50,000	51,782
Snohomish County School District No. 4 Lake Stevens, Unlimited Tax GO, 5.00%, 12/1/2024	25,000	25,348
Spokane County School District No. 354 Mead, Unlimited Tax GO, 5.00%, 12/1/2024	20,000	20,268
State of Washington Series 2024 C, GO, 5.00%, 2/1/2049	10,000,000	11,044,760
State of Washington, State and Local Agency Real and Personal Property Series 2015-C, COP, 5.00%, 1/1/2029	55,000	56,805
State of Washington, Various Purpose
Series 2020C, GO, 5.00%, 2/1/2043	700,000	759,800
Series 2023B, GO, 5.00%, 2/1/2043	2,000,000	2,243,968
Series 2022A, GO, 5.00%, 8/1/2043	1,170,000	1,293,016
Series 2024B, GO, 5.00%, 6/1/2044	3,000,000	3,355,869
Washington State Housing Finance Commission
Series 2023A, Rev., 5.00%, 7/1/2026	285,000	292,719
Series 2023A, Rev., 5.00%, 7/1/2027	350,000	364,095
Washington State Housing Finance Commission, Seattle Academy of Arts and Science Project Series 2023, Rev., 5.63%, 7/1/2038 (e)	1,215,000	1,344,167
Total Washington		47,880,085
West Virginia — 0.3%
State of West Virginia Series 2019 A, GO, 5.00%, 12/1/2035	1,055,000	1,170,989
West Virginia Hospital Finance Authority, University Health System Series 2023 A, Rev., 5.00%, 6/1/2040	1,800,000	1,971,915
West Virginia Hospital Finance Authority, Vandalia Health Group Series 2023B, Rev., AGM, 5.00%, 9/1/2040	300,000	324,514
Total West Virginia		3,467,418
Wisconsin — 0.9%
City of Oshkosh, Sewer
Series 2022E, Rev., 5.00%, 5/1/2027	550,000	587,272
Series 2022E, Rev., 5.00%, 5/1/2029	605,000	670,649
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
City of Oshkosh, Water
Series 2022D, Rev., 5.00%, 1/1/2027	165,000	174,843
Series 2022D, Rev., 5.00%, 1/1/2028	180,000	194,613
Public Finance Authority, AFCO Airport Real Estate Group
Series 2023, Rev., AMT, 5.00%, 7/1/2025	265,000	267,105
Series 2023, Rev., AMT, 5.00%, 7/1/2026	450,000	458,167
Series 2023, Rev., AMT, 5.00%, 7/1/2027	790,000	813,824
Public Finance Authority, Eastern Michigan University Student Housing Project Series 2022A-1, Rev., 5.00%, 7/1/2032	500,000	570,818
Public Finance Authority, Piedmont Community Charter School Rev., 5.00%, 6/15/2039	200,000	200,051
Public Finance Authority, Triad Educational Services, Inc. Rev., 5.00%, 6/15/2032	365,000	375,561
Public Finance Authority, Ultimate Medical Academy Project Series 2019A, Rev., 5.00%, 10/1/2029 (e)	150,000	156,815
State of Wisconsin
Series 2016-1, GO, 5.00%, 11/1/2024	40,000	40,497
Series 2016-2, GO, 5.00%, 11/1/2026	50,000	52,098
Series 2015-1, GO, 5.00%, 5/1/2027	2,330,000	2,380,434
Series 2023B, GO, 5.00%, 5/1/2035	1,280,000	1,500,644
State of Wisconsin, Environmental Improvement Fund Series 2018A, Rev., 5.00%, 6/1/2025	35,000	35,867
Village of Pleasant Prairie GO, 4.00%, 8/1/2024	10,000	10,023
Wisconsin Department of Transportation Series 2017 2, Rev., 5.00%, 7/1/2031	180,000	191,932
Wisconsin Health and Educational Facilities Authority, Forensic science and Protective Medicine Collaboration, Inc. Project Series 2024, Rev., 5.00%, 8/1/2027 (d) (e)	1,000,000	1,024,489
Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019A, Rev., 5.00%, 11/1/2029	150,000	144,690
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	153

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Wisconsin Housing and Economic Development Authority Home Ownership Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 9/1/2054	1,000,000	1,094,091
WPPI Energy Series 2016A, Rev., 5.00%, 7/1/2024	170,000	170,882
Total Wisconsin		11,115,365
Total Municipal Bonds (Cost $1,039,670,345)		1,058,776,826
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 3.88%, 4/30/2025 (Cost $3,990,398)	4,000,000	3,951,406
	SHARES
Short-Term Investments — 14.6%
Investment Companies — 14.6%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (f) (g) (Cost $178,358,585)	178,345,313	178,363,148
Total Investments — 101.6% (Cost $1,222,019,328)		1,241,091,380
Liabilities in Excess of Other Assets — (1.6)%		(19,603,990)
NET ASSETS — 100.0%		1,221,487,390

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Insurance Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	24	06/28/2024	USD	4,915,687	3,672
U.S. Treasury 5 Year Note	61	06/28/2024	USD	6,527,477	18,143
					21,815

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 36.9%
Aerospace & Defense — 0.3%
Bombardier, Inc. (Canada)
7.88%, 4/15/2027 (a)	41,000	41,052
6.00%, 2/15/2028 (a)	109,000	105,815
RTX Corp. 5.75%, 11/8/2026	850,000	862,156
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	29,000	31,359
TransDigm, Inc. 6.38%, 3/1/2029 (a)	135,000	135,610
		1,175,992
Automobile Components — 0.2%
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (a)	200,000	193,852
7.00%, 4/15/2028 (a)	50,000	50,975
Allison Transmission, Inc. 5.88%, 6/1/2029 (a)	89,000	87,667
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	68,000	67,165
6.88%, 7/1/2028	44,000	42,518
Clarios Global LP
6.25%, 5/15/2026 (a)	137,000	136,628
6.75%, 5/15/2028 (a)	35,000	35,424
Dana, Inc.
5.38%, 11/15/2027	62,000	59,847
4.50%, 2/15/2032	23,000	19,318
Goodyear Tire & Rubber Co. (The) 5.25%, 4/30/2031	167,000	151,243
Icahn Enterprises LP 5.25%, 5/15/2027	80,000	73,476
		918,113
Automobiles — 0.3%
Ford Motor Co. 9.63%, 4/22/2030	36,000	42,056
Hyundai Capital America
1.80%, 10/15/2025 (a)	200,000	188,512
5.25%, 1/8/2027 (a)	965,000	961,554
Volkswagen Group of America Finance LLC (Germany) 3.35%, 5/13/2025 (a)	200,000	194,824
		1,386,946
Banks — 17.4%
ABN AMRO Bank NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (a) (b)	400,000	362,519
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 6.34%, 9/18/2027 (a) (b)	500,000	508,490
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
AIB Group plc (Ireland)
(3-MONTH SOFR + 1.87%), 4.26%, 4/10/2025 (a) (b)	645,000	643,453
(SOFR + 2.33%), 6.61%, 9/13/2029 (a) (b)	1,750,000	1,815,854
ASB Bank Ltd. (New Zealand)
5.35%, 6/15/2026 (a)	1,000,000	999,607
5.40%, 11/29/2027 (a)	1,000,000	1,006,483
Banco Bilbao Vizcaya Argentaria SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (b)	800,000	799,586
Banco Continental SAECA (Paraguay) 2.75%, 12/10/2025 (a)	350,000	328,262
Banco Santander SA (Spain)
2.75%, 5/28/2025	600,000	578,968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (b)	200,000	180,954
5.59%, 8/8/2028	800,000	807,091
6.61%, 11/7/2028	200,000	210,137
Bank of America Corp.
(3-MONTH CME TERM SOFR + 0.90%), 2.02%, 2/13/2026 (b)	585,000	565,171
(SOFR + 1.33%), 3.38%, 4/2/2026 (b)	380,000	370,913
(SOFR + 0.96%), 1.73%, 7/22/2027 (b)	230,000	210,906
(SOFR + 1.34%), 5.93%, 9/15/2027 (b)	1,000,000	1,013,378
(SOFR + 1.05%), 2.55%, 2/4/2028 (b)	345,000	319,277
(SOFR + 2.04%), 4.95%, 7/22/2028 (b)	475,000	470,283
(SOFR + 1.99%), 6.20%, 11/10/2028 (b)	400,000	412,683
(SOFR + 1.63%), 5.20%, 4/25/2029 (b)	870,000	865,288
(SOFR + 1.57%), 5.82%, 9/15/2029 (b)	1,000,000	1,019,078
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (a) (b)	335,000	336,770
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (b)	245,000	222,854
Bank of Montreal (Canada) 5.20%, 2/1/2028	585,000	587,280
Bank of New Zealand (New Zealand) 5.08%, 1/30/2029 (a)	395,000	393,071
Bank of Nova Scotia (The) (Canada)
5.35%, 12/7/2026	720,000	722,617
5.25%, 6/12/2028	500,000	502,382
Banque Federative du Credit Mutuel SA (France)
5.90%, 7/13/2026 (a)	500,000	506,513
4.75%, 7/13/2027 (a)	530,000	523,116
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	155

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
5.79%, 7/13/2028 (a)	750,000	766,951
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.28%, 11/24/2027 (b)	820,000	749,442
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (b)	795,000	761,049
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.34%, 6/12/2029 (a) (b)	500,000	499,770
(SOFR + 1.59%), 5.50%, 5/20/2030 (a) (b)	630,000	627,176
BPCE SA (France)
5.15%, 7/21/2024 (a)	285,000	283,705
(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (b)	750,000	701,135
(SOFR + 2.10%), 5.98%, 1/18/2027 (a) (b)	500,000	500,415
(SOFR + 1.98%), 6.61%, 10/19/2027 (a) (b)	1,525,000	1,555,548
(SOFR + 2.27%), 6.71%, 10/19/2029 (a) (b)	375,000	389,304
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.96%), 5.72%, 1/18/2030 (a) (b)	460,000	458,048
CaixaBank SA (Spain) (SOFR + 2.08%), 6.68%, 9/13/2027 (a) (b)	805,000	820,577
Canadian Imperial Bank of Commerce (Canada) 5.00%, 4/28/2028	505,000	503,187
Citigroup, Inc.
(SOFR + 0.67%), 0.98%, 5/1/2025 (b)	85,000	84,257
(SOFR + 0.69%), 2.01%, 1/25/2026 (b)	455,000	439,604
(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	200,000	194,662
(SOFR + 1.55%), 5.61%, 9/29/2026 (b)	1,750,000	1,752,220
(SOFR + 0.77%), 1.12%, 1/28/2027 (b)	85,000	78,335
(3-MONTH CME TERM SOFR + 1.82%), 3.89%, 1/10/2028 (b)	370,000	355,615
(SOFR + 1.28%), 3.07%, 2/24/2028 (b)	500,000	468,344
(SOFR + 1.36%), 5.17%, 2/13/2030 (b)	2,130,000	2,108,245
Cooperatieve Rabobank UA (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.22%), 3.65%, 4/6/2028 (a) (b)	535,000	506,881
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.56%, 2/28/2029 (a) (b)	1,075,000	1,078,746
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	765,000	728,881
5.59%, 7/5/2026 (a)	1,825,000	1,840,159
(SOFR + 1.69%), 5.34%, 1/10/2030 (a) (b)	645,000	639,839
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (b)	805,000	783,883
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.18%), 6.26%, 9/22/2026 (a) (b)	805,000	813,299
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.71%, 3/1/2030 (a) (b)	350,000	350,743
DNB Bank ASA (Norway) (SOFRINDX + 1.95%), 5.90%, 10/9/2026 (a) (b)	500,000	502,618
Federation des Caisses Desjardins du Quebec (Canada)
4.40%, 8/23/2025 (a)	200,000	197,185
5.70%, 3/14/2028 (a)	325,000	328,577
5.25%, 4/26/2029 (a)	710,000	703,584
HSBC Holdings plc (United Kingdom)
(3-MONTH CME TERM SOFR + 1.21%), 3.80%, 3/11/2025 (b)	250,000	249,874
(SOFR + 0.71%), 0.98%, 5/24/2025 (b)	350,000	346,043
(SOFR + 1.29%), 1.59%, 5/24/2027 (b)	569,000	520,941
(SOFR + 1.57%), 5.89%, 8/14/2027 (b)	855,000	860,672
(SOFR + 1.10%), 2.25%, 11/22/2027 (b)	385,000	352,677
(SOFR + 2.61%), 5.21%, 8/11/2028 (b)	420,000	415,927
(SOFR + 1.97%), 6.16%, 3/9/2029 (b)	1,750,000	1,788,001
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (b)	500,000	473,476
(SOFR + 1.01%), 1.73%, 4/1/2027 (b)	200,000	185,142
KBC Group NV (Belgium) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (a) (b)	1,030,000	1,036,254
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (b)	200,000	193,744
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.48%), 5.99%, 8/7/2027 (b)	1,000,000	1,007,009
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.38%), 5.46%, 1/5/2028 (b)	740,000	736,833
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (b)	755,000	762,174
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.13%), 3.84%, 4/17/2026 (b)	258,000	253,027
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (b)	512,000	468,428
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (b)	400,000	369,237
Mizuho Financial Group, Inc. (Japan)
(3-MONTH CME TERM SOFR + 1.24%), 2.84%, 7/16/2025 (b)	200,000	197,847
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 2.65%, 5/22/2026 (b)	470,000	453,697
National Bank of Canada (Canada) 5.60%, 12/18/2028	1,620,000	1,636,409
NatWest Group plc (United Kingdom)
4.80%, 4/5/2026	500,000	493,820
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 5.85%, 3/2/2027 (b)	1,100,000	1,104,518
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 5.58%, 3/1/2028 (b)	580,000	580,501
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.95%), 5.81%, 9/13/2029 (b)	500,000	505,084
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (a)	500,000	453,408
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 0.79%), 1.09%, 3/15/2025 (b)	645,000	643,964
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (b)	655,000	613,971
Skandinaviska Enskilda Banken AB (Sweden) 5.38%, 3/5/2029 (a)	940,000	936,652
Societe Generale SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (b)	365,000	352,741
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (b)	570,000	525,701
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 6.45%, 1/10/2029 (a) (b)	2,055,000	2,099,127
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 5.63%, 1/19/2030 (a) (b)	1,000,000	985,443
Standard Chartered plc (United Kingdom)
(3-MONTH SOFR + 1.21%), 2.82%, 1/30/2026 (a) (b)	200,000	193,960
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (a) (b)	310,000	303,158
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.85%), 6.19%, 7/6/2027 (a) (b)	470,000	473,440
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.88%, 7/13/2026	585,000	593,529
5.52%, 1/13/2028	775,000	787,420
Sumitomo Mitsui Trust Bank Ltd. (Japan)
0.85%, 3/25/2024 (a)	200,000	199,455
5.20%, 3/7/2029 (a)	820,000	821,834
Svenska Handelsbanken AB (Sweden) 5.50%, 6/15/2028 (a)	750,000	753,997
Toronto-Dominion Bank (The) (Canada)
5.10%, 1/9/2026	575,000	575,804
5.53%, 7/17/2026	620,000	625,404
Wells Fargo & Co.
(3-MONTH CME TERM SOFR + 1.01%), 2.16%, 2/11/2026 (b)	150,000	145,086
(SOFR + 1.51%), 3.53%, 3/24/2028 (b)	285,000	270,215
(SOFR + 1.98%), 4.81%, 7/25/2028 (b)	945,000	928,058
(SOFR + 1.74%), 5.57%, 7/25/2029 (b)	975,000	981,385
(SOFR + 1.79%), 6.30%, 10/23/2029 (b)	210,000	217,661
(SOFR + 1.50%), 5.20%, 1/23/2030 (b)	1,585,000	1,571,386
Westpac New Zealand Ltd. (New Zealand) 5.20%, 2/28/2029 (a)	715,000	714,506
		71,613,608
Beverages — 0.0% ^
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	60,000	52,379
Biotechnology — 0.0% ^
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	39,000	15,795
Broadline Retail — 0.0% ^
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	72,000	70,620
Nordstrom, Inc. 4.38%, 4/1/2030	44,000	38,874
		109,494
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	157

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Building Products — 0.2%
Builders FirstSource, Inc. 4.25%, 2/1/2032 (a)	64,000	56,232
EMRLD Borrower LP 6.63%, 12/15/2030 (a)	90,000	90,315
Griffon Corp. 5.75%, 3/1/2028	125,000	120,937
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	79,000	75,149
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	49,000	49,329
Smyrna Ready Mix Concrete LLC 8.88%, 11/15/2031 (a)	70,000	74,185
Standard Industries, Inc. 4.75%, 1/15/2028 (a)	64,000	60,380
Summit Materials LLC 5.25%, 1/15/2029 (a)	114,000	110,354
		636,881
Capital Markets — 4.4%
Bank of New York Mellon Corp. (The) (SOFR + 1.03%), 4.95%, 4/26/2027 (b)	380,000	377,935
Credit Suisse AG (Switzerland) 7.50%, 2/15/2028	270,000	290,612
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	350,000	328,016
(SOFR + 2.52%), 7.15%, 7/13/2027 (b)	350,000	359,500
(SOFR + 1.22%), 2.31%, 11/16/2027 (b)	150,000	136,267
(SOFR + 2.51%), 6.82%, 11/20/2029 (b)	1,995,000	2,063,107
Goldman Sachs Group, Inc. (The)
(SOFR + 0.91%), 1.95%, 10/21/2027 (b)	423,000	387,235
(SOFR + 1.11%), 2.64%, 2/24/2028 (b)	390,000	361,192
(SOFR + 1.85%), 3.62%, 3/15/2028 (b)	720,000	686,471
(SOFR + 1.73%), 4.48%, 8/23/2028 (b)	1,000,000	975,023
(SOFR + 1.77%), 6.48%, 10/24/2029 (b)	1,750,000	1,833,567
Macquarie Bank Ltd. (Australia) 5.21%, 6/15/2026 (a)	1,000,000	998,352
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (a)	490,000	491,449
(SOFR + 0.91%), 1.63%, 9/23/2027 (a) (b)	140,000	126,458
(SOFR + 2.13%), 4.10%, 6/21/2028 (a) (b)	380,000	362,253
Morgan Stanley
(SOFR + 0.72%), 0.99%, 12/10/2026 (b)	150,000	138,396
(SOFR + 0.86%), 1.51%, 7/20/2027 (b)	335,000	306,470
(SOFR + 1.00%), 2.48%, 1/21/2028 (b)	400,000	370,038
(SOFR + 2.24%), 6.30%, 10/18/2028 (b)	985,000	1,018,185
(SOFR + 1.59%), 5.16%, 4/20/2029 (b)	565,000	561,769
(SOFR + 1.63%), 5.45%, 7/20/2029 (b)	600,000	602,284
(SOFR + 1.45%), 5.17%, 1/16/2030 (b)	1,550,000	1,540,268
Nomura Holdings, Inc. (Japan) 1.85%, 7/16/2025	200,000	189,942
State Street Corp. (SOFR + 1.48%), 5.68%, 11/21/2029 (b)	715,000	730,492
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
UBS Group AG (Switzerland)
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	250,000	245,707
(SOFR + 3.34%), 6.37%, 7/15/2026 (a) (b)	405,000	407,779
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.71%, 1/12/2027 (a) (b)	297,000	296,905
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (a) (b)	410,000	401,878
(SOFR + 3.70%), 6.44%, 8/11/2028 (a) (b)	870,000	894,153
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.52%), 5.43%, 2/8/2030 (a) (b)	750,000	744,986
		18,226,689
Chemicals — 0.2%
Avient Corp. 5.75%, 5/15/2025 (a)	44,000	43,743
Braskem Netherlands Finance BV (Brazil) 4.50%, 1/31/2030 (c)	200,000	163,540
Chemours Co. (The) 5.75%, 11/15/2028 (a)	160,000	140,328
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	62,000	56,192
INEOS Finance plc (Luxembourg) 6.75%, 5/15/2028 (a)	200,000	195,580
NOVA Chemicals Corp. (Canada)
8.50%, 11/15/2028 (a)	50,000	52,793
4.25%, 5/15/2029 (a)	67,000	55,418
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	173,000	153,537
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	11,000	8,940
WR Grace Holdings LLC 4.88%, 6/15/2027 (a)	64,000	60,799
		930,870
Commercial Services & Supplies — 0.4%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	122,000	108,156
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	13,000	12,961
4.63%, 6/1/2028 (a)	200,000	177,170
APi Group DE, Inc. 4.13%, 7/15/2029 (a)	50,000	45,000
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	59,000	56,541
Brink's Co. (The) 4.63%, 10/15/2027 (a)	31,000	29,295
Element Fleet Management Corp. (Canada)
1.60%, 4/6/2024 (a)	145,000	144,367
3.85%, 6/15/2025 (a)	200,000	194,541
Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	85,000	81,188
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Commercial Services & Supplies — continued
GFL Environmental, Inc. (Canada)
4.00%, 8/1/2028 (a)	160,000	146,699
4.75%, 6/15/2029 (a)	71,000	66,480
Madison IAQ LLC 4.13%, 6/30/2028 (a)	126,000	114,781
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	130,000	129,017
6.25%, 1/15/2028 (a)	145,000	143,069
		1,449,265
Communications Equipment — 0.0% ^
CommScope, Inc.
6.00%, 3/1/2026 (a)	85,000	76,500
4.75%, 9/1/2029 (a)	95,000	65,075
		141,575
Construction & Engineering — 0.1%
Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (c)	173,548	125,758
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	44,000	40,490
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	84,000	75,976
Pike Corp. 5.50%, 9/1/2028 (a)	35,000	33,200
Weekley Homes LLC 4.88%, 9/15/2028 (a)	59,000	54,757
		330,181
Consumer Finance — 2.0%
AerCap Ireland Capital DAC (Ireland)
6.45%, 4/15/2027 (a)	695,000	711,374
5.75%, 6/6/2028	500,000	503,619
5.10%, 1/19/2029	605,000	594,685
Ally Financial, Inc. 5.75%, 11/20/2025	65,000	64,676
American Express Co. (SOFR + 1.33%), 6.34%, 10/30/2026 (b)	910,000	923,847
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2026 (a)	875,000	860,344
5.75%, 3/1/2029 (a)	970,000	956,006
Capital One Financial Corp.
(SOFR + 2.08%), 5.47%, 2/1/2029 (b)	345,000	343,092
(SOFR + 1.91%), 5.70%, 2/1/2030 (b)	1,940,000	1,944,361
Ford Motor Credit Co. LLC 4.27%, 1/9/2027	425,000	407,136
General Motors Financial Co., Inc. 5.40%, 5/8/2027	515,000	515,231
OneMain Finance Corp.
7.13%, 3/15/2026	67,000	68,088
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
6.63%, 1/15/2028	83,000	82,529
5.38%, 11/15/2029	58,000	53,820
		8,028,808
Consumer Staples Distribution & Retail — 0.1%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	216,000	208,233
3.50%, 3/15/2029 (a)	59,000	52,566
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	22,000	21,545
Rite Aid Corp. 8.00%, 11/15/2026 (a) (d)	85,000	61,413
		343,757
Containers & Packaging — 0.2%
Ardagh Packaging Finance plc 4.13%, 8/15/2026 (a)	200,000	184,508
Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	70,000	63,987
LABL, Inc. 6.75%, 7/15/2026 (a)	100,000	96,985
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	173,000	175,304
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	152,000	151,664
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	104,000	96,876
TriMas Corp. 4.13%, 4/15/2029 (a)	60,000	54,692
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (e)	200,000	195,040
		1,019,056
Diversified Consumer Services — 0.0% ^
Service Corp. International 5.13%, 6/1/2029	41,000	40,008
Diversified Telecommunication Services — 0.4%
Altice France SA (France) 5.13%, 7/15/2029 (a)	200,000	151,029
CCO Holdings LLC
5.00%, 2/1/2028 (a)	197,000	181,781
4.75%, 3/1/2030 (a)	362,000	307,948
4.50%, 8/15/2030 (a)	715,000	593,107
4.75%, 2/1/2032 (a)	13,000	10,488
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	77,000	74,421
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	187,000	173,981
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	41,000	27,016
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	159

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
4.00%, 2/15/2027 ‡ (a)	216,000	140,400
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	31,000	29,753
		1,689,924
Electric Utilities — 1.9%
Enel Finance America LLC (Italy) 7.10%, 10/14/2027 (a)	200,000	210,447
Enel Finance International NV (Italy) 4.63%, 6/15/2027 (a)	445,000	436,274
EnfraGen Energia Sur SA (Colombia) 5.38%, 12/30/2030 (c)	200,000	160,000
Eskom Holdings SOC Ltd. (South Africa) 7.13%, 2/11/2025 (c)	200,000	199,008
Exelon Corp. 5.15%, 3/15/2028	305,000	304,170
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	2,535,000	2,371,996
Instituto Costarricense de Electricidad (Costa Rica) 6.75%, 10/7/2031 (a)	200,000	199,370
ITC Holdings Corp. 3.65%, 6/15/2024	745,000	740,435
Metropolitan Edison Co. 5.20%, 4/1/2028 (a)	240,000	239,512
NextEra Energy Capital Holdings, Inc. 5.75%, 9/1/2025	445,000	447,377
NRG Energy, Inc.
3.38%, 2/15/2029 (a)	46,000	40,150
5.25%, 6/15/2029 (a)	232,000	219,862
Pacific Gas and Electric Co. 5.55%, 5/15/2029	685,000	686,414
Pennsylvania Electric Co. 5.15%, 3/30/2026 (a)	225,000	222,926
PG&E Corp. 5.00%, 7/1/2028	145,000	138,298
Southern California Edison Co. 5.15%, 6/1/2029	820,000	820,189
Vistra Operations Co. LLC
3.55%, 7/15/2024 (a)	350,000	346,855
5.00%, 7/31/2027 (a)	90,000	86,266
4.38%, 5/1/2029 (a)	27,000	24,628
7.75%, 10/15/2031 (a)	100,000	103,440
		7,997,617
Electrical Equipment — 0.0% ^
EnerSys 6.63%, 1/15/2032 (a)	95,000	95,393
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	44,000	40,596
		135,989
Electronic Equipment, Instruments & Components — 0.0% ^
Coherent Corp. 5.00%, 12/15/2029 (a)	91,000	84,857
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Energy Equipment & Services — 0.2%
Archrock Partners LP 6.88%, 4/1/2027 (a)	95,000	94,522
Diamond Foreign Asset Co. 8.50%, 10/1/2030 (a)	50,000	51,201
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	171,358	154,436
Nabors Industries, Inc. 7.38%, 5/15/2027 (a)	85,000	84,687
Noble Finance II LLC 8.00%, 4/15/2030 (a)	80,000	82,252
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	50,000	49,936
Transocean, Inc. 8.75%, 2/15/2030 (a)	31,500	32,345
USA Compression Partners LP 6.88%, 9/1/2027	75,000	74,615
Valaris Ltd. 8.38%, 4/30/2030 (a)	50,000	51,269
		675,263
Entertainment — 0.1%
Cinemark USA, Inc.
5.88%, 3/15/2026 (a)	31,000	30,536
5.25%, 7/15/2028 (a)	90,000	84,069
Live Nation Entertainment, Inc.
6.50%, 5/15/2027 (a)	135,000	136,162
4.75%, 10/15/2027 (a)	120,000	114,890
Take-Two Interactive Software, Inc. 5.00%, 3/28/2026	103,000	102,438
		468,095
Financial Services — 0.7%
Block, Inc.
2.75%, 6/1/2026	15,000	13,993
3.50%, 6/1/2031	38,000	32,417
Global Payments, Inc.
1.20%, 3/1/2026	415,000	382,013
4.95%, 8/15/2027	335,000	331,926
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	157,000	154,358
Nationwide Building Society (United Kingdom) (SOFR + 1.29%), 2.97%, 2/16/2028 (a) (b)	1,850,000	1,711,692
NCR Atleos Corp. 9.50%, 4/1/2029 (a)	100,000	105,779
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	57,000	52,440
3.63%, 3/1/2029 (a)	44,000	39,030
4.00%, 10/15/2033 (a)	5,000	4,151
		2,827,799
Food Products — 0.2%
Post Holdings, Inc.
5.63%, 1/15/2028 (a)	63,000	61,844
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food Products — continued
4.63%, 4/15/2030 (a)	91,000	82,799
Viterra Finance BV (Netherlands)
2.00%, 4/21/2026 (a)	200,000	185,130
4.90%, 4/21/2027 (a)	570,000	557,974
		887,747
Gas Utilities — 0.0% ^
AmeriGas Partners LP
5.88%, 8/20/2026	49,000	47,488
9.38%, 6/1/2028 (a)	45,000	45,675
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	70,000	63,350
		156,513
Ground Transportation — 0.2%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	144,000	137,210
4.75%, 4/1/2028 (a)	31,000	28,082
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (a)	70,000	71,731
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	109,000	94,830
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	153,000	135,437
RXO, Inc. 7.50%, 11/15/2027 (a)	50,000	51,625
Uber Technologies, Inc. 7.50%, 9/15/2027 (a)	40,000	40,920
XPO, Inc.
6.25%, 6/1/2028 (a)	20,000	20,045
7.13%, 6/1/2031 (a)	45,000	45,958
		625,838
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP
3.88%, 4/1/2029 (a)	135,000	121,045
5.25%, 10/1/2029 (a)	90,000	83,249
		204,294
Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	41,000	39,634
AdaptHealth LLC 4.63%, 8/1/2029 (a)	54,000	44,955
Cardinal Health, Inc. 5.13%, 2/15/2029	1,595,000	1,587,954
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	129,000	127,718
5.63%, 3/15/2027 (a)	173,000	158,282
6.00%, 1/15/2029 (a)	67,000	57,620
4.75%, 2/15/2031 (a)	77,000	58,594
DaVita, Inc. 4.63%, 6/1/2030 (a)	148,000	130,188
Encompass Health Corp. 4.75%, 2/1/2030	136,000	126,165
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
HCA, Inc. 5.20%, 6/1/2028	520,000	518,064
Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	70,000	62,542
Star Parent, Inc. 9.00%, 10/1/2030 (a)	105,000	110,814
Tenet Healthcare Corp.
5.13%, 11/1/2027	59,000	57,753
4.25%, 6/1/2029	553,000	508,587
		3,588,870
Hotel & Resort REITs — 0.0% ^
RHP Hotel Properties LP
4.75%, 10/15/2027	67,000	63,985
4.50%, 2/15/2029 (a)	60,000	55,772
		119,757
Hotels, Restaurants & Leisure — 0.5%
1011778 BC ULC (Canada) 3.88%, 1/15/2028 (a)	46,000	42,908
Boyd Gaming Corp. 4.75%, 12/1/2027	59,000	56,675
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	85,000	78,147
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (a)	190,000	173,469
6.50%, 2/15/2032 (a)	105,000	105,786
Carnival Corp.
4.00%, 8/1/2028 (a)	100,000	92,236
6.00%, 5/1/2029 (a)	110,000	107,493
10.50%, 6/1/2030 (a)	110,000	120,014
Cedar Fair LP 5.25%, 7/15/2029	85,000	80,289
Hilton Domestic Operating Co., Inc. 4.88%, 1/15/2030	72,000	68,457
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	75,000	69,700
4.50%, 6/15/2029 (a)	49,000	44,448
MGM Resorts International
5.50%, 4/15/2027	78,000	76,393
4.75%, 10/15/2028	75,000	70,398
Royal Caribbean Cruises Ltd.
11.63%, 8/15/2027 (a)	25,000	27,041
8.25%, 1/15/2029 (a)	105,000	111,300
9.25%, 1/15/2029 (a)	125,000	134,461
Sands China Ltd. (Macau) 5.12%, 8/8/2025 (e)	200,000	196,750
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	56,000	54,810
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	22,000	22,051
Station Casinos LLC 4.50%, 2/15/2028 (a)	89,000	82,985
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	161

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	160,000	150,929
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	28,000	26,562
4.63%, 1/31/2032	8,000	7,344
		2,000,646
Household Durables — 0.1%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	179,000	178,293
Newell Brands, Inc. 6.38%, 9/15/2027	125,000	121,088
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	140,000	125,488
		424,869
Household Products — 0.1%
Central Garden & Pet Co.
4.13%, 10/15/2030	59,000	52,414
4.13%, 4/30/2031 (a)	31,000	27,124
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	101,000	92,349
4.38%, 3/31/2029 (a)	44,000	38,983
Spectrum Brands, Inc. 5.00%, 10/1/2029 (a)	90,000	87,300
		298,170
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp. 4.50%, 2/15/2028 (a)	85,000	80,065
Constellation Energy Generation LLC 5.60%, 3/1/2028	355,000	359,712
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (c)	140,000	137,480
		577,257
Insurance — 0.8%
Athene Global Funding
0.91%, 8/19/2024 (a)	295,000	287,725
2.50%, 1/14/2025 (a)	308,000	298,908
Corebridge Global Funding 5.90%, 9/19/2028 (a)	645,000	657,511
Equitable Financial Life Global Funding 0.80%, 8/12/2024 (a)	230,000	225,083
HUB International Ltd. 7.25%, 6/15/2030 (a)	80,000	81,608
Jackson National Life Global Funding
3.88%, 6/11/2025 (a)	150,000	145,911
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
5.50%, 1/9/2026 (a)	575,000	572,391
Met Tower Global Funding 5.40%, 6/20/2026 (a)	1,000,000	1,005,010
		3,274,147
IT Services — 0.0% ^
Ahead DB Holdings LLC 6.63%, 5/1/2028 (a)	120,000	107,036
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	49,000	41,861
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	52,000	49,979
		198,876
Leisure Products — 0.0% ^
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	59,000	58,263
Machinery — 0.1%
Chart Industries, Inc.
7.50%, 1/1/2030 (a)	92,000	94,899
9.50%, 1/1/2031 (a)	50,000	53,718
Hillenbrand, Inc. 6.25%, 2/15/2029	85,000	85,012
Terex Corp. 5.00%, 5/15/2029 (a)	41,000	38,286
		271,915
Media — 1.0%
Altice Financing SA (Luxembourg) 5.00%, 1/15/2028 (a)	200,000	176,948
Charter Communications Operating LLC 6.15%, 11/10/2026	700,000	706,118
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	201,000	187,943
7.75%, 4/15/2028 (a)	26,000	22,476
9.00%, 9/15/2028 (a)	60,000	62,580
CSC Holdings LLC
11.25%, 5/15/2028 (a)	200,000	206,354
6.50%, 2/1/2029 (a)	400,000	348,668
Directv Financing LLC 5.88%, 8/15/2027 (a)	89,000	84,004
DISH DBS Corp.
5.88%, 11/15/2024	119,000	112,455
7.75%, 7/1/2026	76,000	48,450
5.25%, 12/1/2026 (a)	98,000	78,278
DISH Network Corp. 11.75%, 11/15/2027 (a)	314,000	327,370
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	91,000	82,231
Gray Television, Inc.
7.00%, 5/15/2027 (a)	55,000	49,704
5.38%, 11/15/2031 (a)	90,000	58,221
iHeartCommunications, Inc.
6.38%, 5/1/2026	100,000	85,149
8.38%, 5/1/2027	22,500	13,500
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
5.25%, 8/15/2027 (a)	195,000	144,544
News Corp. 3.88%, 5/15/2029 (a)	46,000	41,575
Nexstar Media, Inc. 5.63%, 7/15/2027 (a)	147,000	139,309
Outfront Media Capital LLC 4.25%, 1/15/2029 (a)	95,000	85,324
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	36,000	28,475
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	18,000	14,611
Sinclair Television Group, Inc.
5.13%, 2/15/2027 (a)	60,000	55,174
4.13%, 12/1/2030 (a)	59,000	43,114
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	49,000	46,679
5.50%, 7/1/2029 (a)	285,000	269,512
4.13%, 7/1/2030 (a)	95,000	81,734
Stagwell Global LLC 5.63%, 8/15/2029 (a)	117,000	104,458
TEGNA, Inc. 4.63%, 3/15/2028	115,000	103,247
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	71,000	68,827
8.00%, 8/15/2028 (a)	40,000	40,214
7.38%, 6/30/2030 (a)	45,000	43,464
Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	41,000	40,174
		4,000,884
Metals & Mining — 0.2%
ATI, Inc. 5.88%, 12/1/2027	108,000	105,808
Big River Steel LLC 6.63%, 1/31/2029 (a)	41,000	41,244
Carpenter Technology Corp. 6.38%, 7/15/2028	67,000	66,708
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	62,000	62,466
5.88%, 6/1/2027	8,000	7,915
4.63%, 3/1/2029 (a)	13,000	11,935
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (c)	200,000	193,508
FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	62,000	59,347
Novelis Corp. 4.75%, 1/30/2030 (a)	77,000	70,317
		619,248
Multi-Utilities — 0.4%
DTE Energy Co. 5.10%, 3/1/2029	1,455,000	1,442,727
Oil, Gas & Consumable Fuels — 1.8%
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	48,000	49,030
5.38%, 6/15/2029 (a)	26,000	24,729
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Antero Resources Corp.
7.63%, 2/1/2029 (a)	27,000	27,808
5.38%, 3/1/2030 (a)	59,000	56,227
APA Infrastructure Ltd. (Australia) 4.20%, 3/23/2025 (a)	350,000	344,584
Ascent Resources Utica Holdings LLC 8.25%, 12/31/2028 (a)	95,000	96,461
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	89,000	92,324
Blue Racer Midstream LLC 6.63%, 7/15/2026 (a)	27,000	26,796
Buckeye Partners LP 4.13%, 12/1/2027	80,000	74,456
California Resources Corp. 7.13%, 2/1/2026 (a)	35,000	35,184
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	72,000	72,269
Chord Energy Corp. 6.38%, 6/1/2026 (a)	36,000	36,045
Civitas Resources, Inc.
8.38%, 7/1/2028 (a)	88,000	92,085
8.75%, 7/1/2031 (a)	90,000	95,712
CNX Resources Corp. 6.00%, 1/15/2029 (a)	54,000	51,902
Comstock Resources, Inc. 6.75%, 3/1/2029 (a)	147,000	135,599
Crescent Energy Finance LLC 9.25%, 2/15/2028 (a)	115,000	120,347
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	170,000	155,337
Ecopetrol SA (Colombia)
5.38%, 6/26/2026	150,000	147,615
8.63%, 1/19/2029	50,000	52,950
8.38%, 1/19/2036	70,000	70,140
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	85,000	84,864
Energian Israel Finance Ltd. (Israel) 4.88%, 3/30/2026 (c)	180,000	169,060
Energy Transfer LP
5.63%, 5/1/2027 (a)	614,000	608,486
8.00%, 4/1/2029 (a)	16,000	16,596
EQM Midstream Partners LP
4.00%, 8/1/2024	10,000	9,926
7.50%, 6/1/2027 (a)	65,000	66,502
5.50%, 7/15/2028	135,000	132,403
Genesis Energy LP
8.00%, 1/15/2027	66,000	66,457
7.75%, 2/1/2028	80,000	80,001
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	475,000	451,894
Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	185,000	174,362
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	163

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	146,436	149,022
Hilcorp Energy I LP 5.75%, 2/1/2029 (a)	72,000	69,630
KazMunayGas National Co. JSC (Kazakhstan) 5.38%, 4/24/2030 (c)	200,000	194,176
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	120,000	116,930
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (c)	50,000	48,938
6.50%, 6/30/2027 (c)	150,000	143,639
MEG Energy Corp. (Canada) 5.88%, 2/1/2029 (a)	54,000	52,648
NGL Energy Operating LLC 8.13%, 2/15/2029 (a)	85,000	85,801
Northriver Midstream Finance LP (Canada) 5.63%, 2/15/2026 (a)	45,000	44,115
NuStar Logistics LP 5.63%, 4/28/2027	55,000	54,434
Permian Resources Operating LLC 7.00%, 1/15/2032 (a)	135,000	138,615
Peru LNG Srl (Peru) 5.38%, 3/22/2030 (c)	200,000	170,714
Petroleos Mexicanos (Mexico)
4.25%, 1/15/2025	200,000	194,872
4.50%, 1/23/2026	100,000	93,100
6.88%, 8/4/2026	280,000	269,752
6.49%, 1/23/2027	420,000	392,570
5.35%, 2/12/2028	300,000	260,493
Range Resources Corp.
8.25%, 1/15/2029	54,000	56,336
4.75%, 2/15/2030 (a)	24,000	22,296
Rockies Express Pipeline LLC 4.95%, 7/15/2029 (a)	85,000	79,486
SM Energy Co.
6.75%, 9/15/2026	26,000	25,855
6.63%, 1/15/2027	54,000	53,782
Southwestern Energy Co.
8.38%, 9/15/2028	31,000	32,240
5.38%, 3/15/2030	45,000	43,010
Sunoco LP 5.88%, 3/15/2028	149,000	147,400
Tallgrass Energy Partners LP
6.00%, 3/1/2027 (a)	44,000	43,428
6.00%, 12/31/2030 (a)	102,000	94,852
Venture Global LNG, Inc. 8.13%, 6/1/2028 (a)	340,000	345,408
Vital Energy, Inc. 10.13%, 1/15/2028	135,000	141,294
		7,282,987
Passenger Airlines — 0.1%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	147,000	145,652
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Passenger Airlines — continued
5.75%, 4/20/2029 (a)	156,750	153,293
United Airlines, Inc.
4.38%, 4/15/2026 (a)	47,000	45,236
4.63%, 4/15/2029 (a)	110,000	101,465
VistaJet Malta Finance plc (Switzerland) 9.50%, 6/1/2028 (a)	150,000	126,375
		572,021
Personal Care Products — 0.0% ^
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	108,000	105,436
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	54,000	52,194
		157,630
Pharmaceuticals — 0.2%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	88,000	82,730
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	299,000	278,252
4.88%, 6/1/2028 (a)	257,000	146,420
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (e)	54,000	54,403
Organon & Co. 4.13%, 4/30/2028 (a)	200,000	182,972
		744,777
Real Estate Management & Development — 0.0% ^
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	67,000	54,270
Realogy Group LLC 5.75%, 1/15/2029 (a)	134,000	99,676
		153,946
Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	54,000	54,287
ams-OSRAM AG (Austria) 12.25%, 3/30/2029 (a)	200,000	202,875
Entegris, Inc. 5.95%, 6/15/2030 (a)	90,000	88,250
Marvell Technology, Inc. 5.75%, 2/15/2029	670,000	682,601
Synaptics, Inc. 4.00%, 6/15/2029 (a)	35,000	31,346
		1,059,359
Software — 0.1%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	64,000	58,422
NCR Voyix Corp.
5.00%, 10/1/2028 (a)	132,000	122,678
5.13%, 4/15/2029 (a)	48,000	44,504
RingCentral, Inc. 8.50%, 8/15/2030 (a)	70,000	72,372
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	70,000	68,166
		366,142
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Specialized REITs — 0.0% ^
Iron Mountain, Inc. 4.88%, 9/15/2027 (a)	52,000	49,873
Specialty Retail — 0.3%
Asbury Automotive Group, Inc. 4.50%, 3/1/2028	59,000	55,018
Bath & Body Works, Inc.
5.25%, 2/1/2028	41,000	39,807
7.50%, 6/15/2029	76,000	78,250
6.75%, 7/1/2036	23,000	22,605
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	85,000	71,798
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	49,000	44,727
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	31,000	29,535
4.38%, 1/15/2031 (a)	31,000	27,506
Penske Automotive Group, Inc. 3.75%, 6/15/2029	64,000	56,687
PetSmart, Inc. 4.75%, 2/15/2028 (a)	250,000	234,326
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	84,000	74,125
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	104,000	96,999
Staples, Inc.
7.50%, 4/15/2026 (a)	155,000	149,019
10.75%, 4/15/2027 (a)	85,000	77,775
		1,058,177
Technology Hardware, Storage & Peripherals — 0.0% ^
Seagate HDD Cayman
8.25%, 12/15/2029 (a)	18,000	19,287
8.50%, 7/15/2031 (a)	6,000	6,487
9.63%, 12/1/2032	44,000	49,725
		75,499
Trading Companies & Distributors — 0.1%
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	74,000	72,423
Imola Merger Corp. 4.75%, 5/15/2029 (a)	76,000	70,422
United Rentals North America, Inc. 4.88%, 1/15/2028	64,000	61,779
WESCO Distribution, Inc. 7.25%, 6/15/2028 (a)	68,000	69,492
		274,116
Wireless Telecommunication Services — 0.2%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	67,000	44,154
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wireless Telecommunication Services — continued
T-Mobile USA, Inc.
3.50%, 4/15/2025	150,000	146,640
3.38%, 4/15/2029	600,000	550,093
		740,887
Total Corporate Bonds (Cost $153,350,012)		151,584,396
Asset-Backed Securities — 19.2%
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (a)	134,632	122,958
ACHV ABS TRUST Series 2023-4CP, Class B, 7.24%, 11/25/2030 (a)	500,000	504,085
ACM Auto Trust Series 2023-1A, Class B, 7.26%, 1/22/2030 (a)	383,000	383,914
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	263,000	237,684
American Credit Acceptance Receivables Trust
Series 2022-1, Class D, 2.46%, 3/13/2028 (a)	1,500,000	1,449,820
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	584,000	582,457
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	375,000	375,186
AMSR Trust
Series 2021-SFR3, Class E1, 2.33%, 10/17/2038 (a)	300,000	268,579
Series 2021-SFR4, Class E1, 2.97%, 12/17/2038 (a)	400,000	356,195
Series 2023-SFR2, Class B, 3.95%, 6/17/2040 (a)	1,500,000	1,392,861
Aqua Finance Trust Series 2021-A, Class B, 2.40%, 7/17/2046 (a)	313,000	258,918
AREIT Trust Series 2021-CRE5, Class C, 7.68%, 11/17/2038 ‡ (a) (f)	336,000	321,954
Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 6.66%, 4/22/2031 (a) (f)	165,227	165,268
Bain Capital Credit CLO Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 6.55%, 7/20/2030 (a) (f)	242,404	242,778
Bayview Opportunity Master Fund Trust Series 2024-SN1, Class D, 6.36%, 7/16/2029 (a)	1,000,000	1,001,720
BOF Funding Trust Series 2023-CAR3, Class C, 4.50%, 7/26/2032 (a)	377,104	366,159
Bridgecrest Lending Auto Securitization Trust Series 2024-1, Class C, 5.65%, 4/16/2029	1,500,000	1,499,284
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	165

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
BSPRT Issuer Ltd. (Cayman Islands) Series 2021-FL7, Class B, 7.48%, 12/15/2038 (a) (f)	475,000	465,539
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	164,122	159,098
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	437,155	408,978
CarNow Auto Receivables Trust
Series 2021-2A, Class C, 1.69%, 3/15/2027 (a)	244,238	243,208
Series 2022-1A, Class D, 5.79%, 9/15/2027 (a)	397,000	364,887
Carvana Auto Receivables Trust
Series 2019-3A, Class E, 4.60%, 7/15/2026 (a)	502,126	499,609
Series 2023-N3, Class C, 6.55%, 12/10/2029 (a)	1,600,000	1,623,480
Series 2023-N4, Class B, 6.46%, 2/11/2030 (a)	1,435,000	1,456,060
Series 2024-N1, Class C, 5.80%, 5/10/2030 (a)	1,250,000	1,250,500
Continental Finance Credit Card ABS Master Trust Series 2021-A, Class A, 2.55%, 12/17/2029 (a)	400,000	382,062
CPS Auto Receivables Trust
Series 2019-B, Class E, 5.00%, 3/17/2025 (a)	130,575	130,519
Series 2021-D, Class D, 2.31%, 12/15/2027 (a)	200,000	191,816
Series 2022-A, Class D, 2.84%, 4/16/2029 (a)	1,021,000	966,673
Series 2023-A, Class D, 6.44%, 4/16/2029 (a)	750,000	754,722
Series 2023-C, Class C, 6.27%, 10/15/2029 (a)	881,000	886,619
Series 2022-C, Class D, 6.45%, 4/15/2030 (a)	240,000	240,609
Credit Acceptance Auto Loan Trust
Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	250,000	242,251
Series 2022-1A, Class C, 5.70%, 10/15/2032 (a)	467,000	458,969
Series 2023-5A, Class C, 7.30%, 4/17/2034 (a)	350,000	354,465
Crossroads Asset Trust Series 2021-A, Class C, 1.44%, 1/20/2026 (a)	4,422	4,416
Dext ABS LLC Series 2021-1, Class A, 1.12%, 2/15/2028 (a)	81,583	79,864
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

DT Auto Owner Trust
Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	250,000	241,003
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	750,000	701,616
Series 2023-3A, Class B, 6.07%, 3/15/2028 (a)	500,000	502,189
Series 2023-1A, Class C, 5.55%, 10/16/2028 (a)	300,000	298,480
Series 2023-1A, Class D, 6.44%, 11/15/2028 (a)	307,000	306,335
Series 2023-3A, Class C, 6.40%, 5/15/2029 (a)	1,606,000	1,616,071
Elara HGV Timeshare Issuer LLC
Series 2023-A, Class A, 6.16%, 2/25/2038 (a)	467,079	474,100
Series 2023-A, Class C, 7.30%, 2/25/2038 (a)	775,592	787,605
Equify ABS LLC Series 2023-1A, Class A, 7.20%, 9/15/2031 (a)	608,507	610,122
Exeter Automobile Receivables Trust
Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	20,524	20,458
Series 2020-1A, Class E, 3.74%, 1/15/2027 (a)	635,000	626,138
Series 2021-2A, Class D, 1.40%, 4/15/2027	210,000	199,672
Series 2022-5A, Class C, 6.51%, 12/15/2027	345,000	347,014
Series 2021-4A, Class D, 1.96%, 1/17/2028	480,000	455,195
Series 2023-3A, Class C, 6.21%, 6/15/2028	1,410,000	1,421,640
Series 2022-2A, Class D, 4.56%, 7/17/2028	800,000	779,043
Series 2022-5A, Class D, 7.40%, 2/15/2029	500,000	510,976
Series 2022-6A, Class D, 8.03%, 4/6/2029	500,000	521,062
Series 2023-4A, Class D, 6.95%, 12/17/2029	800,000	816,880
Series 2023-5A, Class D, 7.13%, 2/15/2030	700,000	721,117
FCI Funding LLC Series 2021-1A, Class A, 1.13%, 4/15/2033 ‡ (a)	14,375	14,196
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (a)	96,153	93,283
Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	31,986	31,227
FirstKey Homes Trust
Series 2021-SFR3, Class E1, 2.99%, 12/17/2038 (a)	500,000	453,048
Series 2022-SFR2, Class D, 4.50%, 7/17/2039 (a)	615,000	581,344
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Flagship Credit Auto Trust
Series 2021-1, Class D, 1.27%, 3/15/2027 (a)	225,000	209,757
Series 2021-3, Class C, 1.46%, 9/15/2027 (a)	1,568,000	1,483,760
Series 2022-1, Class D, 3.64%, 3/15/2028 (a)	536,000	499,781
Series 2022-2, Class C, 5.30%, 4/17/2028 (a)	750,000	736,394
Series 2022-3, Class C, 4.99%, 7/17/2028 (a)	858,000	840,279
Series 2022-3, Class D, 6.00%, 7/17/2028 (a)	600,000	585,533
Series 2023-3, Class C, 6.01%, 7/16/2029 (a)	900,000	905,857
Foundation Finance Trust Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	68,124	61,832
FRTKL
Series 2021-SFR1, Class B, 1.72%, 9/17/2038 (a)	650,000	589,799
Series 2021-SFR1, Class D, 2.17%, 9/17/2038 (a)	238,000	213,521
Galaxy CLO Ltd. (Cayman Islands) Series 2015-19A, Class A1RR, 6.53%, 7/24/2030 (a) (f)	204,943	204,827
GLS Auto Receivables Issuer Trust
Series 2019-4A, Class C, 3.06%, 8/15/2025 (a)	12,586	12,566
Series 2021-3A, Class D, 1.48%, 7/15/2027 (a)	200,000	188,987
Series 2020-4A, Class E, 3.51%, 10/15/2027 (a)	1,000,000	972,269
Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	750,000	723,838
Series 2023-3A, Class C, 6.01%, 5/15/2029 (a)	900,000	903,181
GLS Auto Select Receivables Trust
Series 2023-1A, Class A3, 5.96%, 10/16/2028 (a)	757,000	764,826
Series 2023-1A, Class B, 6.09%, 3/15/2029 (a)	722,000	732,580
Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	56,540	52,776
Hilton Grand Vacations Trust Series 2023-1A, Class A, 5.72%, 1/25/2038 (a)	915,983	920,921
Home Partners of America Trust Series 2021-3, Class E1, 3.20%, 1/17/2041 (a)	458,308	392,255
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

LCM LP (Cayman Islands) Series 14A, Class AR, 6.62%, 7/20/2031 (a) (f)	338,333	339,060
LCM Ltd. (Cayman Islands) Series 26A, Class A1, 6.65%, 1/20/2031 (a) (f)	165,295	165,304
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	46,248	44,935
Lendingpoint Asset Securitization Trust Series 2022-A, Class C, 2.82%, 6/15/2029 (a)	218,222	216,149
LendingPoint Asset Securitization Trust Series 2020-REV1, Class B, 4.49%, 10/15/2028 (a)	154,458	153,728
LendingPoint Pass-Through Trust Series 2022-ST1, Class A, 2.50%, 3/15/2028 (a)	56,602	55,037
Lendmark Funding Trust
Series 2021-1A, Class A, 1.90%, 11/20/2031 (a)	950,000	866,895
Series 2023-1A, Class D, 8.69%, 5/20/2033 (a)	400,000	413,277
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (a)	9,956	9,910
LP LMS Asset Securitization Trust Series 2023-1A, Class A, 8.18%, 10/17/2033 (a)	228,308	229,137
Mariner Finance Issuance Trust
Series 2023-AA, Class A, 6.70%, 10/22/2035 (a)	750,000	761,065
Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	192,000	175,847
Merchants Fleet Funding LLC Series 2023-1A, Class A, 7.21%, 5/20/2036 (a)	345,000	347,540
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	808,000	816,137
Mission Lane Credit Card Master Trust Series 2023-A, Class A, 7.23%, 7/17/2028 (a)	200,000	201,224
MVW LLC
Series 2023-2A, Class C, 7.06%, 11/20/2040 (a)	571,900	579,850
Series 2021-1WA, Class A, 1.14%, 1/22/2041 (a)	81,279	75,382
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (a)	34,884	32,366
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands) Series 2020-37A, Class AR, 6.55%, 7/20/2031 (a) (f)	349,486	349,383
New Residential Mortgage Loan Trust
Series 2022-SFR1, Class B, 2.85%, 2/17/2039 (a)	650,000	600,250
Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	520,000	464,638
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	167

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (a)	54,028	53,664
NRZ Excess Spread-Collateralized Notes Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	73,927	69,231
Octane Receivables Trust Series 2023-1A, Class D, 7.76%, 3/20/2030 (a)	500,000	509,289
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	73,133	70,126
Oportun Issuance Trust
Series 2021-B, Class B, 1.96%, 5/8/2031 (a)	600,000	563,552
Series 2022-A, Class B, 5.25%, 6/9/2031 (a)	600,000	582,210
Pagaya AI Debt Selection Trust Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	65,761	64,053
Palmer Square Loan Funding Ltd. (Cayman Islands) Series 2021-2A, Class A1, 6.38%, 5/20/2029 (a) (f)	65,216	65,226
PFP Ltd. (Cayman Islands) Series 2021-7, Class C, 7.09%, 4/14/2038 (a) (f)	18,224	17,806
PRET LLC
Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (e)	1,032,324	994,472
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (e)	143,942	141,814
Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (f)	370,523	361,679
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (e)	160,889	155,667
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (e)	109,171	107,265
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (e)	758,569	739,272
Progress Residential Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 (a)	200,000	182,550
Progress Residential Trust
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	350,000	313,411
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 (a)	562,000	532,567
Series 2024-SFR1, Class D, 3.75%, 2/17/2041 (a)	1,125,000	1,004,781
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (f)	85,796	84,776
Series 2021-5, Class A1, 1.79%, 6/25/2026 (a) (e)	689,135	672,729
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (e)	200,664	194,459
Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (e)	184,384	178,057
Series 2021-8, Class A1, 1.74%, 9/25/2026 (a) (f)	988,603	947,791
Series 2021-11, Class A1, 2.49%, 11/25/2026 (a) (e)	182,157	178,385
Purchasing Power Funding LLC Series 2024-A, Class B, 6.43%, 8/15/2028 (a)	1,250,000	1,250,390
Reach ABS Trust Series 2023-1A, Class A, 7.05%, 2/18/2031 (a)	488,316	490,309
Republic Finance Issuance Trust Series 2021-A, Class A, 2.30%, 12/22/2031 (a)	500,000	475,277
Santander Drive Auto Receivables Trust
Series 2021-3, Class D, 1.33%, 9/15/2027	300,000	288,077
Series 2022-3, Class C, 4.49%, 8/15/2029	985,000	964,835
Series 2022-4, Class C, 5.00%, 11/15/2029	1,250,000	1,233,211
Series 2022-6, Class D, 5.69%, 2/18/2031	500,000	496,785
Series 2023-6, Class C, 6.40%, 3/17/2031	928,000	952,469
Series 2023-4, Class C, 6.04%, 12/15/2031	2,000,000	2,029,759
SCF Equipment Leasing LLC Series 2021-1A, Class D, 1.93%, 9/20/2030 (a)	535,000	502,257
Sierra Timeshare Receivables Funding LLC Series 2023-2A, Class A, 5.80%, 4/20/2040 (a)	900,499	906,583
Skopos Auto Receivables Trust Series 2019-1A, Class D, 5.24%, 4/15/2025 (a)	37,790	37,782
Sound Point CLO Ltd. (Cayman Islands) Series 2019-1A, Class AR, 6.66%, 1/20/2032 (a) (f)	400,000	400,279
Stratus CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 6.38%, 12/29/2029 (a) (f)	294,904	295,072
Symphony CLO Ltd. (Cayman Islands) Series 2016-18A, Class A1RR, 6.68%, 7/23/2033 (a) (f)	250,000	250,398
Tricon Residential Trust
Series 2021-SFR1, Class E1, 2.79%, 7/17/2038 (a)	240,000	218,870
Series 2023-SFR1, Class B, 5.10%, 7/17/2040 (a)	800,000	784,729
Upstart Pass-Through Trust
Series 2021-ST4, Class A, 2.00%, 7/20/2027 (a)	47,055	45,293
Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	48,762	47,437
Series 2021-ST8, Class A, 1.75%, 10/20/2029 (a)	49,380	48,763
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2021-ST9, Class A, 1.70%, 11/20/2029 (a)	42,885	42,289
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	93,101	90,984
Series 2022-ST1, Class A, 2.60%, 3/20/2030 (a)	159,750	157,023
Upstart Securitization Trust
Series 2021-2, Class B, 1.75%, 6/20/2031 (a)	20,512	20,466
Series 2021-4, Class B, 1.84%, 9/20/2031 (a)	203,901	200,019
Series 2021-5, Class B, 2.49%, 11/20/2031 (a)	225,000	220,245
Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	236,906	236,046
US Auto Funding Trust Series 2022-1A, Class B, 5.13%, 12/15/2025 (a)	574,000	221,805
VCAT LLC
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (a) (e)	92,533	91,456
Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (e)	115,217	111,304
Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 (a) (e)	148,668	143,484
Venture CLO Ltd. (Cayman Islands) Series 2018-32A, Class A2A, 6.63%, 7/18/2031 (a) (f)	148,277	148,252
Veros Auto Receivables Trust
Series 2022-1, Class A, 3.47%, 12/15/2025 (a)	41,197	41,047
Series 2023-1, Class C, 8.32%, 11/15/2028 (a)	1,250,000	1,296,305
VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 (a) (e)	207,739	199,576
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (e)	337,341	311,488
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (e)	95,936	93,163
VOLT XCVI LLC Series 2021-NPL5, Class A1, 5.12%, 3/27/2051 (a) (e)	70,047	68,529
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (e)	98,449	96,404
Westlake Automobile Receivables Trust
Series 2021-1A, Class D, 1.23%, 4/15/2026 (a)	250,000	243,570
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	1,000,000	953,160
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	500,000	507,732
Total Asset-Backed Securities (Cost $79,420,005)		78,714,385
U.S. Treasury Obligations — 18.7%
U.S. Treasury Notes
4.63%, 2/28/2025	32,500	32,364
3.88%, 3/31/2025	125,000	123,525
2.88%, 6/15/2025	4,520,000	4,405,941
3.00%, 7/15/2025	2,847,800	2,778,051
3.13%, 8/15/2025	195,000	190,392
3.50%, 9/15/2025	167,700	164,471
5.00%, 9/30/2025	135,000	135,432
4.25%, 10/15/2025	2,935,000	2,911,382
4.50%, 11/15/2025	5,285,000	5,264,768
0.50%, 2/28/2026	15,000	13,829
4.63%, 3/15/2026	586,100	586,123
3.75%, 4/15/2026	425,000	417,778
0.75%, 5/31/2026	290,000	266,596
4.13%, 6/15/2026	1,480,000	1,466,241
4.38%, 8/15/2026	3,345,000	3,333,894
0.75%, 8/31/2026	1,180,000	1,076,381
4.63%, 9/15/2026	705,000	706,955
4.63%, 10/15/2026	6,375,000	6,395,918
4.63%, 11/15/2026	410,000	411,538
4.38%, 12/15/2026	650,000	648,680
4.00%, 1/15/2027	15,410,000	15,229,414
4.13%, 2/15/2027	25,990,000	25,776,801
4.00%, 2/29/2028	172,700	170,575
3.63%, 3/31/2028	3,040,000	2,960,556
3.63%, 5/31/2028	420,000	408,860
4.63%, 9/30/2028	150,000	152,033
4.25%, 2/28/2029	960,000	960,150
Total U.S. Treasury Obligations (Cost $77,289,679)		76,988,648
Mortgage-Backed Securities — 12.5%
FHLMC Pool # 841368 ARM, 6.73%, 9/1/2047 (f)	1,387,522	1,414,879
FHLMC Gold Pools, 30 Year Pool # G08878, 4.50%, 5/1/2049	238,100	229,364
FHLMC UMBS, 10 Year Pool # RD5034, 2.00%, 9/1/2030	380,105	353,313
FHLMC UMBS, 15 Year
Pool # ZS6689, 2.50%, 4/1/2028	125,586	120,142
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	169

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # SB0725, 4.00%, 8/1/2037	896,988	867,457
Pool # SB8184, 4.00%, 10/1/2037	678,566	653,565
Pool # SB8189, 4.00%, 11/1/2037	1,885,886	1,817,698
Pool # SB8222, 4.50%, 4/1/2038	1,274,817	1,247,031
Pool # SB8229, 4.50%, 5/1/2038	1,750,479	1,712,324
Pool # SB8261, 5.50%, 10/1/2038 (g)	1,195,454	1,198,633
FHLMC UMBS, 30 Year
Pool # ZT1703, 4.00%, 1/1/2049	785,387	736,937
Pool # SD8231, 4.50%, 7/1/2052	815,566	772,227
Pool # SD8246, 5.00%, 9/1/2052	629,210	610,868
Pool # SD8343, 6.00%, 7/1/2053	6,864,428	6,894,840
FNMA Pool # BM4562 ARM, 6.34%, 5/1/2047 (f)	1,007,501	1,028,689
FNMA UMBS, 15 Year
Pool # FM1156, 2.50%, 4/1/2033	675,842	632,255
Pool # MA4361, 2.50%, 6/1/2036	333,422	302,874
Pool # FM7767, 2.00%, 7/1/2036	3,812,131	3,396,909
Pool # CB1216, 2.50%, 7/1/2036	613,232	557,037
Pool # FS1563, 2.50%, 7/1/2036	463,974	421,447
Pool # FS1329, 2.00%, 2/1/2037	851,418	756,776
Pool # MA4640, 3.50%, 6/1/2037	625,663	592,003
Pool # MA4944, 4.50%, 3/1/2038	2,530,657	2,475,497
Pool # MA5093, 5.00%, 7/1/2038	7,972,578	7,904,076
FNMA UMBS, 20 Year
Pool # FM3933, 3.00%, 6/1/2037	1,437,733	1,323,941
Pool # FM3075, 3.50%, 11/1/2039	931,463	864,582
Pool # CA8310, 2.50%, 12/1/2040	239,609	207,748
Pool # MA4780, 4.50%, 10/1/2042	2,397,944	2,320,298
FNMA UMBS, 30 Year
Pool # FM2972, 4.00%, 12/1/2044	813,092	765,819
Pool # FS2237, 4.00%, 10/1/2046	1,915,912	1,803,830
Pool # BM1285, 4.50%, 5/1/2047	130,197	126,343
Pool # FS1847, 4.00%, 1/1/2049	239,721	225,284
Pool # FS1891, 4.00%, 1/1/2050	796,456	747,004
Pool # FS0085, 4.00%, 11/1/2050	859,356	804,980
Pool # MA4733, 4.50%, 9/1/2052	822,676	778,958
Pool # MA5039, 5.50%, 6/1/2053	2,967,040	2,936,702
GNMA II, 30 Year
Pool # MA8201, 4.50%, 8/20/2052	690,411	659,977
Pool # MA8429, 5.50%, 11/20/2052	1,193,259	1,186,884
Total Mortgage-Backed Securities (Cost $52,293,083)		51,449,191
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — 4.5%
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class C, 3.60%, 4/14/2033 (a) (f)	1,000,000	952,889
Series 2015-200P, Class D, 3.60%, 4/14/2033 (a) (f)	400,000	378,884
Beast Mortgage Trust Series 2021-1818, Class B, 6.88%, 3/15/2036 (a) (f)	179,000	129,529
Benchmark Mortgage Trust Series 2024-V5, Class C, 6.97%, 1/10/2057 (f)	300,000	306,470
BMO Mortgage Trust Series 2024-5C3, Class C, 6.86%, 2/15/2057 (f)	300,000	301,025
BX Commercial Mortgage Trust Series 2021-VOLT, Class D, 7.08%, 9/15/2036 (a) (f)	275,000	270,359
BX Trust
Series 2021-RISE, Class D, 7.18%, 11/15/2036 (a) (f)	330,132	326,212
Series 2022-LBA6, Class D, 7.32%, 1/15/2039 (a) (f)	525,000	518,437
Series 2024-MF, Class B, 6.99%, 2/15/2039 (a) (f)	1,200,000	1,196,999
Citigroup Commercial Mortgage Trust
Series 2021-PRM2, Class F, 9.18%, 10/15/2038 (a) (f)	275,000	267,994
Series 2015-GC27, Class B, 3.77%, 2/10/2048	200,000	193,697
Series 2015-GC27, Class C, 4.42%, 2/10/2048 (f)	440,000	416,097
Series 2015-GC29, Class C, 4.14%, 4/10/2048 (f)	400,000	369,195
Series 2015-GC31, Class C, 4.03%, 6/10/2048 (f)	250,000	174,954
Commercial Mortgage Trust
Series 2019-WCM, Class G, 8.13%, 10/15/2034 (a) (f)	385,000	385,120
Series 2014-UBS5, Class C, 4.60%, 9/10/2047 (f)	2,200,000	1,995,517
Series 2014-CR20, Class C, 4.45%, 11/10/2047 (f)	100,000	94,203
Series 2015-CR26, Class B, 4.46%, 10/10/2048 (f)	200,000	189,854
Series 2015-PC1, Class B, 4.28%, 7/10/2050 (f)	200,000	188,164
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class E, 3.56%, 11/15/2048 (f)	325,000	277,003
Series 2015-C2, Class C, 4.17%, 6/15/2057 (f)	700,000	610,698
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K068, Class X1, IO, 0.42%, 8/25/2027 (f)	3,509,193	44,304
Series K111, Class X3, IO, 3.18%, 4/25/2048 (f)	405,000	62,934
Series K110, Class X3, IO, 3.40%, 6/25/2048 (f)	380,000	61,784
Series K115, Class X3, IO, 2.96%, 9/25/2048 (f)	430,000	62,484
Series K125, Class X3, IO, 2.65%, 2/25/2049 (f)	460,000	65,349
FREMF Mortgage Trust
Series 2018-K732, Class C, 4.06%, 5/25/2025 (a) (f)	200,000	194,088
Series 2014-K41, Class C, 3.83%, 11/25/2047 (a) (f)	100,000	98,020
Series 2016-K57, Class C, 3.92%, 8/25/2049 (a) (f)	185,000	175,905
Series 2016-K58, Class C, 3.74%, 9/25/2049 (a) (f)	110,000	104,071
GS Mortgage Securities Trust
Series 2016-GS2, Class B, 3.76%, 5/10/2049 (f)	100,000	93,419
Series 2017-GS5, Class D, 3.51%, 3/10/2050 (a) (f)	250,000	123,274
Independence Plaza Trust Series 2018-INDP, Class C, 4.16%, 7/10/2035 (a)	150,000	140,815
JPMBB Commercial Mortgage Securities Trust
Series 2015-C31, Class C, 4.62%, 8/15/2048 (f)	150,000	122,466
Series 2016-C1, Class D1, 4.20%, 3/17/2049 (a) (f)	400,000	340,606
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class C, 3.75%, 3/15/2050 (f)	800,000	640,016
Series 2017-JP5, Class D, 4.50%, 3/15/2050 (a) (f)	275,000	207,482
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class D, 4.94%, 12/15/2046 (a) (f)	149,246	131,896
Series 2016-JP3, Class C, 3.42%, 8/15/2049 (f)	1,000,000	820,777
Life Mortgage Trust Series 2021-BMR, Class C, 6.53%, 3/15/2038 (a) (f)	191,679	188,325
MHC Commercial Mortgage Trust Series 2021-MHC, Class D, 7.03%, 4/15/2038 (a) (f)	209,719	207,950
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class D, 3.26%, 5/15/2048 (a)	220,000	189,278
Series 2015-C25, Class B, 4.52%, 10/15/2048 (f)	500,000	469,710
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	225,000	201,819
SMRT Series 2022-MINI, Class E, 8.02%, 1/15/2039 (a) (f)	350,000	337,750
STWD Mortgage Trust (Cayman Islands) Series 2021-LIH, Class B, 7.09%, 11/15/2036 (a) (f)	400,000	394,375
Velocity Commercial Capital Loan Trust Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (f)	118,902	99,151
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS4, Class B, 4.22%, 12/15/2048 (f)	500,000	476,540
Series 2015-LC22, Class D, 4.54%, 9/15/2058 (f)	205,000	183,827
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class C, 4.00%, 3/15/2045 (f)	117,000	101,278
Series 2014-C21, Class C, 4.23%, 8/15/2047 (f)	1,000,000	910,199
Series 2014-C25, Class B, 4.24%, 11/15/2047 (f)	160,000	154,639
Series 2014-C22, Class C, 3.75%, 9/15/2057 (f)	725,000	556,925
Series 2014-C22, Class AS, 4.07%, 9/15/2057 (f)	1,000,000	905,732
Total Commercial Mortgage-Backed Securities (Cost $19,453,343)		18,410,488
Collateralized Mortgage Obligations — 4.4%
Connecticut Avenue Securities Trust
Series 2022-R01, Class 1M2, 7.22%, 12/25/2041 (a) (f)	521,000	524,597
Series 2022-R02, Class 2M2, 8.32%, 1/25/2042 (a) (f)	225,000	230,748
FHLMC STACR REMIC Trust
Series 2021-DNA2, Class M2, 7.62%, 8/25/2033 (a) (f)	85,846	87,606
Series 2022-DNA1, Class M1A, 6.32%, 1/25/2042 (a) (f)	605,047	603,863
Series 2023-HQA3, Class M2, 8.67%, 11/25/2043 (a) (f)	725,000	757,060
Series 2020-HQA3, Class B1, 11.19%, 7/25/2050 (a) (f)	165,223	183,398
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	171

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
FHLMC, REMIC
Series 2673, Class PE, 5.50%, 9/15/2033	80,730	81,631
Series 4754, Class VG, 4.00%, 12/15/2036	625,000	608,554
Series 3878, Class PL, 4.50%, 11/15/2040	334,300	326,628
Series 4376, Class A, 4.00%, 7/15/2041	964,436	946,231
Series 4583, Class UP, 3.00%, 7/15/2045	1,826,777	1,660,052
Series 4599, Class PA, 3.00%, 9/15/2045	1,873,145	1,715,950
Series 4718, Class DA, 3.00%, 2/15/2047	233,662	212,429
Series 5194, Class H, 2.50%, 10/25/2047	6,308,877	5,575,989
Series 5021, Class MI, IO, 3.00%, 10/25/2050	412,570	63,417
FNMA, REMIC
Series 2012-136, Class DL, 3.50%, 12/25/2042	215,340	202,169
Series 2022-42, Class EA, 3.75%, 6/25/2052	2,073,083	1,949,943
Series 2022-43, Class P, 4.00%, 7/25/2052	497,676	470,266
GNMA Series 2021-9, Class MI, IO, 2.50%, 1/20/2051	219,970	29,501
Legacy Mortgage Asset Trust Series 2021-GS3, Class A1, 1.75%, 7/25/2061 (a) (e)	105,380	101,712
LHOME Mortgage Trust Series 2024-RTL1, Class A1, 7.02%, 1/25/2029 (a) (e)	1,225,000	1,223,139
NYMT Loan Trust Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (e)	236,839	225,732
Verus Securitization Trust Series 2021-2, Class M1, 2.19%, 2/25/2066 (a) (f)	144,000	104,412
Total Collateralized Mortgage Obligations (Cost $18,275,257)		17,885,027
Foreign Government Securities — 1.1%
Benin Government Bond 7.96%, 2/13/2038 (a)	200,000	193,687
Dominican Republic Government Bond
6.00%, 7/19/2028 (c)	300,000	299,175
4.50%, 1/30/2030 (a)	150,000	136,232
4.50%, 1/30/2030 (c)	150,000	136,232
7.05%, 2/3/2031 (c)	200,000	205,800
Federal Republic of Nigeria
7.63%, 11/21/2025 (c)	200,000	196,812
6.50%, 11/28/2027 (c)	400,000	363,692
Gabonese Republic 6.95%, 6/16/2025 (c)	200,000	192,614
Hashemite Kingdom of Jordan
4.95%, 7/7/2025 (c)	200,000	194,490
6.13%, 1/29/2026 (c)	200,000	196,672
Istanbul Metropolitan Municipality 10.50%, 12/6/2028 (a)	200,000	214,500
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Republic of Angola
9.50%, 11/12/2025 (c)	200,000	199,808
8.25%, 5/9/2028 (c)	200,000	184,194
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (c)	600,000	581,625
5.75%, 12/31/2032 (c) (e)	53,694	50,283
7.63%, 1/30/2033 (a)	200,000	193,750
Republic of El Salvador 8.63%, 2/28/2029 (c)	170,000	148,113
Republic of Iraq 5.80%, 1/15/2028 (c)	250,000	233,272
Republic of Kenya 9.75%, 2/16/2031 (a)	200,000	200,250
Republic of Senegal 6.25%, 5/23/2033 (c)	200,000	166,500
Republic of Turkey 9.88%, 1/15/2028	200,000	219,376
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	200,000	209,430
Total Foreign Government Securities (Cost $4,767,726)		4,716,507
Municipal Bonds — 0.0% (f) (h) ^
California — 0.0% ^
California Housing Finance Agency Series 2021-1, Class X, Rev., 0.80%, 11/20/2035 (Cost $103,392)	2,115,109	103,235
	SHARES
Short-Term Investments — 6.6%
Investment Companies — 6.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (i) (j) (Cost $25,963,821)	25,951,986	25,964,962
	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills, 5.19%, 8/8/2024 (k) (l) (Cost $955,993)	978,000	955,695
Total Short-Term Investments (Cost $26,919,814)		26,920,657
Total Investments — 103.9% (Cost $431,872,311)		426,772,534
Liabilities in Excess of Other Assets — (3.9)%		(16,214,684)
NET ASSETS — 100.0%		410,557,850

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Exchange-Traded Funds	February 29, 2024

ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Securities

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(d)	Defaulted security.
(e)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(f)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 29, 2024.
(k)	The rate shown is the effective yield as of February 29, 2024.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	5	06/28/2024	USD	1,024,102	826
U.S. Treasury 5 Year Note	423	06/28/2024	USD	45,264,304	103,911
					104,737
Short Contracts
U.S. Treasury 10 Year Note	(118)	06/18/2024	USD	(13,039,000)	(46,107)
U.S. Treasury 10 Year Ultra Note	(70)	06/18/2024	USD	(7,996,406)	(51,006)
U.S. Treasury Long Bond	(17)	06/18/2024	USD	(2,027,250)	(19,263)
					(116,376)
					(11,639)

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	173

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding — sell protection(**) as of February 29, 2024:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	3.38	USD1,400,000	79,167	22,642	101,809

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 55.4%
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (a)	117,000	115,602
L3Harris Technologies, Inc.
3.83%, 4/27/2025	4,550,000	4,466,528
3.85%, 12/15/2026	2,902,000	2,803,044
RTX Corp. 3.20%, 3/15/2024	20,734,000	20,716,744
		28,101,918
Automobile Components — 0.1%
Magna International, Inc. (Canada) 3.63%, 6/15/2024	16,015,000	15,914,571
Automobiles — 2.0%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.53%), 5.89%, 4/1/2024 (a) (b)	22,838,000	22,845,674
(SOFRINDX + 0.62%), 5.94%, 8/11/2025 (a) (b)	9,237,000	9,252,872
Hyundai Capital America
0.88%, 6/14/2024 (a)	47,002,000	46,343,163
1.00%, 9/17/2024 (a)	5,566,000	5,421,742
2.65%, 2/10/2025 (a)	8,000,000	7,776,361
5.80%, 6/26/2025 (a)	24,390,000	24,481,574
6.00%, 7/11/2025 (a)	28,960,000	29,110,874
1.80%, 10/15/2025 (a)	1,792,000	1,689,073
(SOFR + 1.32%), 6.65%, 11/3/2025 (a) (b)	7,000,000	7,031,899
5.50%, 3/30/2026 (a)	1,961,000	1,962,534
1.50%, 6/15/2026 (a) (c)	2,659,000	2,433,354
1.65%, 9/17/2026 (a)	1,451,000	1,322,499
5.25%, 1/8/2027 (a)	44,239,000	44,081,007
Kia Corp. (South Korea) 1.00%, 4/16/2024 (a)	12,580,000	12,501,123
Mercedes-Benz Finance North America LLC (Germany)
0.75%, 3/1/2024 (a)	1,065,000	1,065,000
4.90%, 1/9/2026 (a)	84,449,000	84,142,089
1.45%, 3/2/2026 (a)	6,330,000	5,883,015
Volkswagen Group of America Finance LLC (Germany)
2.85%, 9/26/2024 (a)	6,760,000	6,648,897
(SOFR + 0.93%), 6.30%, 9/12/2025 (a) (b)	119,020,000	119,211,116
4.63%, 11/13/2025 (a) (c)	5,008,000	4,941,558
1.25%, 11/24/2025 (a)	12,208,000	11,367,896
3.20%, 9/26/2026 (a)	9,504,000	9,027,408
		458,540,728
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — 22.4%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 6.34%, 9/18/2027 (a) (b)	30,000,000	30,509,393
ASB Bank Ltd. (New Zealand) 3.13%, 5/23/2024 (a) (c)	6,755,000	6,715,044
Australia & New Zealand Banking Group Ltd. (Australia)
4.83%, 2/3/2025 (a)	23,413,000	23,316,737
5.38%, 7/3/2025	72,769,000	72,992,642
Banco Santander SA (Spain)
3.89%, 5/24/2024	24,600,000	24,505,732
2.71%, 6/27/2024	13,555,000	13,422,189
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 5.74%, 6/30/2024 (b)	66,257,000	66,267,846
3.50%, 3/24/2025	10,215,000	10,006,723
2.75%, 5/28/2025	30,937,000	29,852,532
Bank of America Corp.
(SOFR + 0.41%), 5.78%, 6/14/2024 (b)	85,060,000	85,038,735
(3-MONTH CME TERM SOFR + 0.97%), 3.46%, 3/15/2025 (b)	2,992,000	2,989,618
(SOFR + 0.69%), 0.98%, 4/22/2025 (b)	46,148,000	45,809,963
(SOFR + 1.11%), 3.84%, 4/25/2025 (b)	75,312,000	75,081,951
(3-MONTH CME TERM SOFR + 1.35%), 3.09%, 10/1/2025 (b)	2,383,000	2,347,300
(3-MONTH CME TERM SOFR + 0.90%), 2.02%, 2/13/2026 (b)	15,000,000	14,491,567
(SOFR + 1.29%), 5.08%, 1/20/2027 (b)	95,000,000	94,398,748
Bank of America NA (SOFR + 0.78%), 6.10%, 8/18/2025 (b)	5,320,000	5,348,634
Bank of Montreal (Canada)
5.30%, 6/5/2026	79,200,000	79,402,297
(SOFRINDX + 1.16%), 6.53%, 12/11/2026 (b)	79,051,000	80,046,154
Bank of New Zealand (New Zealand) 4.85%, 2/7/2028 (a)	75,000,000	74,206,535
Bank of Nova Scotia (The) (Canada)
0.65%, 7/31/2024	7,304,000	7,159,867
1.45%, 1/10/2025	500,000	483,101
(SOFR + 0.46%), 5.81%, 1/10/2025 (b)	32,900,000	32,927,522
5.45%, 6/12/2025	74,090,000	74,122,871
4.75%, 2/2/2026	67,362,000	66,829,080
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	175

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
1.05%, 3/2/2026	2,000,000	1,844,281
1.30%, 9/15/2026	8,539,000	7,778,342
Banque Federative du Credit Mutuel SA (France)
4.94%, 1/26/2026 (a)	84,097,000	83,488,768
5.90%, 7/13/2026 (a)	106,402,000	107,788,041
5.09%, 1/23/2027 (a) (c)	26,779,000	26,728,990
Barclays plc (United Kingdom) (3-MONTH SOFR + 1.61%), 3.93%, 5/7/2025 (b)	34,200,000	34,067,391
BNP Paribas SA (France) 3.38%, 1/9/2025 (a)	16,441,000	16,136,970
BPCE SA (France)
4.00%, 4/15/2024	44,075,000	43,973,757
5.03%, 1/15/2025 (a) (c)	119,399,000	118,547,228
(SOFR + 0.96%), 6.31%, 9/25/2025 (a) (b)	113,486,000	114,257,024
5.10%, 1/26/2026 (a)	66,344,000	66,062,250
5.20%, 1/18/2027 (a)	18,677,000	18,667,866
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.94%), 6.29%, 4/7/2025 (b)	95,598,000	96,150,512
5.14%, 4/28/2025	80,000,000	79,720,801
3.95%, 8/4/2025	226,000	221,568
Citigroup, Inc.
(SOFR + 0.69%), 6.02%, 10/30/2024 (b)	24,674,000	24,701,388
(SOFR + 0.67%), 0.98%, 5/1/2025 (b)	18,466,000	18,304,590
(SOFR + 1.37%), 4.14%, 5/24/2025 (b)	5,000,000	4,976,979
(SOFR + 0.53%), 1.28%, 11/3/2025 (b)	37,295,000	36,144,872
3.70%, 1/12/2026	1,045,000	1,017,292
(SOFR + 0.69%), 2.01%, 1/25/2026 (b)	20,768,000	20,065,272
(SOFR + 1.53%), 3.29%, 3/17/2026 (b)	7,796,000	7,610,430
(3-MONTH CME TERM SOFR + 1.51%), 6.84%, 7/1/2026 (b)	23,987,000	24,288,586
Citizens Bank NA (SOFR + 1.02%), 5.28%, 1/26/2026 (b)	163,697,000	160,997,787
Commonwealth Bank of Australia (Australia) (SOFR + 0.74%), 6.11%, 3/14/2025 (a) (b)	11,628,000	11,681,779
Credit Agricole SA (France)
5.57%, 2/28/2025 (a)	112,332,000	112,339,735
5.59%, 7/5/2026 (a)	74,257,000	74,873,816
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
DNB Bank ASA (Norway)
(SOFRINDX + 0.81%), 2.97%, 3/28/2025 (a) (b)	1,400,000	1,397,181
(SOFRINDX + 1.95%), 5.90%, 10/9/2026 (a) (b)	17,680,000	17,772,570
Federation des Caisses Desjardins du Quebec (Canada)
0.70%, 5/21/2024 (a) (c)	26,044,000	25,766,850
(SOFR + 0.43%), 5.75%, 5/21/2024 (a) (b)	41,345,000	41,363,489
2.05%, 2/10/2025 (a)	12,410,000	12,027,456
(SOFRINDX + 1.09%), 5.28%, 1/23/2026 (a) (b)	203,120,000	201,986,468
Fifth Third Bancorp 2.55%, 5/5/2027	7,223,000	6,632,785
HSBC Holdings plc (United Kingdom)
(3-MONTH CME TERM SOFR + 1.47%), 3.80%, 3/11/2025 (b)	5,000,000	4,997,487
(SOFR + 0.71%), 0.98%, 5/24/2025 (b)	82,670,000	81,735,264
(3-MONTH CME TERM SOFR + 1.40%), 2.63%, 11/7/2025 (b)	84,049,000	82,199,687
HSBC USA, Inc. 5.63%, 3/17/2025	1,560,000	1,561,895
ING Groep NV (Netherlands)
3.55%, 4/9/2024	34,170,000	34,088,697
(SOFR + 1.56%), 6.08%, 9/11/2027 (b)	55,000,000	55,727,058
KeyBank NA
(SOFRINDX + 0.32%), 5.69%, 6/14/2024 (b)	68,003,000	67,764,799
5.85%, 11/15/2027	1,510,000	1,491,318
Lloyds Banking Group plc (United Kingdom)
3.90%, 3/12/2024	11,510,000	11,504,887
4.45%, 5/8/2025	12,004,000	11,850,139
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (b)	16,000,000	15,499,495
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.38%), 5.46%, 1/5/2028 (b)	58,422,000	58,171,989
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.41%, 3/7/2024	1,191,000	1,190,781
2.19%, 2/25/2025	21,549,000	20,870,006
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.95%, 7/19/2025 (b)	66,270,000	65,053,312
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.06%, 9/12/2025 (b)	4,499,000	4,480,056
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.96%, 10/11/2025 (b)	34,169,000	33,157,331
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 5.72%, 2/20/2026 (b)	62,690,000	62,726,707
Mizuho Financial Group, Inc. (Japan)
3.48%, 4/12/2026 (a) (c)	1,565,000	1,506,718
(3-MONTH CME TERM SOFR + 1.09%), 2.23%, 5/25/2026 (b)	8,000,000	7,672,951
Morgan Stanley Bank NA (SOFR + 1.08%), 4.95%, 1/14/2028 (b)	34,562,000	34,387,225
National Australia Bank Ltd. (Australia)
4.75%, 12/10/2025	23,828,000	23,714,520
(SOFR + 0.65%), 6.00%, 12/10/2025 (a) (b)	44,601,000	44,767,059
(SOFR + 0.55%), 5.88%, 1/29/2026 (a) (b)	104,000,000	103,984,547
National Bank of Canada (Canada)
0.75%, 8/6/2024	7,390,000	7,232,849
5.25%, 1/17/2025	258,971,000	258,333,647
(SOFR + 1.01%), 3.75%, 6/9/2025 (b)	68,074,000	67,657,434
NatWest Group plc (United Kingdom)
(3-MONTH SOFR + 1.76%), 4.27%, 3/22/2025 (b)	10,045,000	10,036,328
4.80%, 4/5/2026	3,350,000	3,308,593
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 5.85%, 3/2/2027 (b) (c)	50,000,000	50,205,380
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 5.58%, 3/1/2028 (b)	49,426,000	49,468,724
NatWest Markets plc (United Kingdom)
0.80%, 8/12/2024 (a)	14,463,000	14,151,686
(SOFR + 0.53%), 5.85%, 8/12/2024 (a) (b)	30,695,000	30,708,614
PNC Financial Services Group, Inc. (The) (SOFRINDX + 1.09%), 4.76%, 1/26/2027 (b)	81,210,000	80,233,135
Royal Bank of Canada (Canada) 4.88%, 1/19/2027	42,563,000	42,367,164
Societe Generale SA (France)
3.88%, 3/28/2024 (a)	21,608,000	21,572,347
2.63%, 10/16/2024 (a)	10,595,000	10,387,762
2.63%, 1/22/2025 (a)	77,079,000	74,887,425
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (b)	4,450,000	4,300,536
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.52%, 1/19/2028 (a) (b)	99,000,000	97,901,693
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.88%), 1.21%, 3/23/2025 (a) (b)	12,200,000	12,111,794
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.10%), 7.78%, 11/16/2025 (a) (b)	2,850,000	2,887,449
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.95%), 1.82%, 11/23/2025 (a) (b)	18,463,000	17,886,770
(SOFR + 1.74%), 7.10%, 3/30/2026 (a) (b)	10,609,000	10,678,747
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.85%), 6.19%, 7/6/2027 (a) (b)	45,000,000	45,329,400
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.35%, 1/15/2025	14,650,000	14,267,543
5.46%, 1/13/2026	25,879,000	25,973,562
Sumitomo Mitsui Trust Bank Ltd. (Japan)
0.85%, 3/25/2024 (a)	48,302,000	48,170,380
(SOFR + 0.44%), 5.81%, 9/16/2024 (a) (b)	33,827,000	33,852,418
5.65%, 3/9/2026 (a)	20,516,000	20,653,743
5.20%, 3/7/2027 (a)	45,107,000	45,044,391
Svenska Handelsbanken AB (Sweden) 5.25%, 6/15/2026 (a)	137,014,000	136,814,501
Toronto-Dominion Bank (The) (Canada) 1.20%, 6/3/2026	6,456,000	5,923,367
Wells Fargo & Co.
(SOFR + 0.51%), 0.81%, 5/19/2025 (b)	19,800,000	19,563,628
(SOFR + 1.32%), 3.91%, 4/25/2026 (b)	24,500,000	24,022,784
(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	7,656,000	7,346,174
(SOFR + 1.56%), 4.54%, 8/15/2026 (b)	500,000	493,092
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	177

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Wells Fargo Bank NA
4.81%, 1/15/2026	70,583,000	70,227,137
(SOFR + 1.07%), 6.44%, 12/11/2026 (b)	37,507,000	37,933,860
Westpac Banking Corp. (Australia) (SOFR + 0.55%), 5.88%, 1/29/2026 (a) (b)	103,539,000	103,532,658
Westpac New Zealand Ltd. (New Zealand)
5.13%, 2/26/2027 (a)	38,013,000	37,971,618
4.90%, 2/15/2028 (a)	30,000,000	29,668,435
		5,040,866,591
Beverages — 0.2%
Constellation Brands, Inc.
3.60%, 5/9/2024	22,819,000	22,726,657
4.75%, 11/15/2024	18,877,000	18,769,516
3.70%, 12/6/2026	3,941,000	3,795,929
Suntory Holdings Ltd. (Japan) 2.25%, 10/16/2024 (a)	4,200,000	4,104,544
		49,396,646
Biotechnology — 1.1%
AbbVie, Inc.
2.60%, 11/21/2024	56,357,000	55,190,497
3.80%, 3/15/2025	102,864,000	101,283,801
Amgen, Inc.
1.90%, 2/21/2025	983,000	949,509
5.25%, 3/2/2025	92,163,000	91,934,436
2.60%, 8/19/2026	631,000	595,558
Gilead Sciences, Inc. 3.70%, 4/1/2024	4,950,000	4,941,084
		254,894,885
Capital Markets — 3.9%
Bank of New York Mellon Corp. (The) (SOFR + 1.35%), 4.41%, 7/24/2026 (b)	11,494,000	11,336,016
Credit Suisse AG (Switzerland)
4.75%, 8/9/2024	8,640,000	8,600,500
3.63%, 9/9/2024	16,089,000	15,929,369
Goldman Sachs Group, Inc. (The)
4.00%, 3/3/2024	14,349,000	14,349,000
3.00%, 3/15/2024	64,873,000	64,812,664
3.85%, 7/8/2024	10,908,000	10,839,550
(SOFR + 0.49%), 5.83%, 10/21/2024 (b)	38,732,000	38,750,591
3.50%, 1/23/2025	12,257,000	12,045,860
(3-MONTH CME TERM SOFR + 1.46%), 3.27%, 9/29/2025 (b)	3,700,000	3,648,344
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
(SOFR + 0.61%), 0.86%, 2/12/2026 (b)	2,575,000	2,457,565
3.75%, 2/25/2026	13,456,000	13,114,140
(SOFR + 1.07%), 6.39%, 8/10/2026 (b)	34,982,000	35,151,282
(SOFR + 0.79%), 1.09%, 12/9/2026 (b)	7,025,000	6,507,555
3.85%, 1/26/2027	50,000,000	48,286,413
Intercontinental Exchange, Inc. 3.65%, 5/23/2025	5,000,000	4,898,820
Macquarie Bank Ltd. (Australia)
2.30%, 1/22/2025 (a)	18,309,000	17,805,980
5.39%, 12/7/2026 (a)	27,007,000	27,058,075
(SOFR + 1.20%), 6.58%, 12/7/2026 (a) (b)	15,000,000	15,172,500
Morgan Stanley
(SOFR + 0.51%), 5.85%, 1/22/2025 (b)	2,958,000	2,960,603
(SOFR + 1.16%), 3.62%, 4/17/2025 (b)	85,300,000	85,044,008
(SOFR + 0.53%), 0.79%, 5/30/2025 (b)	76,634,000	75,555,424
(SOFR + 0.56%), 1.16%, 10/21/2025 (b)	12,000,000	11,644,458
(SOFR + 0.72%), 0.99%, 12/10/2026 (b)	6,000,000	5,535,836
(SOFR + 1.30%), 5.05%, 1/28/2027 (b)	50,000,000	49,825,649
Nomura Holdings, Inc. (Japan) 5.10%, 7/3/2025	1,000,000	990,288
State Street Corp. (SOFR + 0.94%), 2.35%, 11/1/2025 (b)	2,335,000	2,283,399
UBS AG (Switzerland)
(SOFR + 0.45%), 5.78%, 8/9/2024 (a) (b)	30,423,000	30,450,381
(SOFR + 0.93%), 6.30%, 9/11/2025 (b)	70,430,000	70,840,889
UBS Group AG (Switzerland)
3.75%, 3/26/2025	64,600,000	63,268,380
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 4.49%, 8/5/2025 (a) (b)	110,199,000	109,488,649
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	19,100,000	18,772,004
		877,424,192
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — 0.3%
LyondellBasell Industries NV 5.75%, 4/15/2024	39,471,000	39,468,796
Nutrien Ltd. (Canada) 5.90%, 11/7/2024	726,000	726,960
Sherwin-Williams Co. (The)
3.13%, 6/1/2024	1,881,000	1,868,110
4.05%, 8/8/2024	13,400,000	13,298,584
Westlake Corp.
0.88%, 8/15/2024	6,993,000	6,834,542
3.60%, 8/15/2026	2,915,000	2,804,602
		65,001,594
Commercial Services & Supplies — 0.5%
Element Fleet Management Corp. (Canada)
1.60%, 4/6/2024 (a)	44,978,000	44,781,673
6.27%, 6/26/2026 (a) (c)	67,601,000	68,204,794
		112,986,467
Communications Equipment — 0.1%
Cisco Systems, Inc. 4.80%, 2/26/2027	16,103,000	16,116,398
Consumer Finance — 5.4%
AerCap Ireland Capital DAC (Ireland) 1.65%, 10/29/2024	172,797,000	168,125,357
American Express Co.
3.38%, 5/3/2024	13,210,000	13,153,668
4.90%, 2/13/2026	1,000,000	996,804
(SOFR + 1.00%), 4.99%, 5/1/2026 (b)	1,038,000	1,031,910
3.30%, 5/3/2027	39,917,000	37,837,683
5.85%, 11/5/2027	19,076,000	19,585,389
(SOFR + 1.00%), 5.10%, 2/16/2028 (b)	24,600,000	24,507,246
American Honda Finance Corp.
(SOFRINDX + 0.62%), 5.95%, 6/7/2024 (b)	19,056,000	19,073,302
0.75%, 8/9/2024	5,630,000	5,515,706
(SOFRINDX + 0.70%), 6.02%, 11/22/2024 (b)	35,646,000	35,732,620
(SOFR + 0.55%), 5.87%, 2/12/2025 (b)	21,064,000	21,100,066
Series A, 4.60%, 4/17/2025	17,885,000	17,761,379
(SOFRINDX + 0.78%), 6.12%, 4/23/2025 (b)	8,400,000	8,434,399
5.00%, 5/23/2025	134,270,000	133,893,581
Avolon Holdings Funding Ltd. (Ireland)
3.95%, 7/1/2024 (a)	1,500,000	1,485,832
2.88%, 2/15/2025 (a)	23,617,000	22,865,035
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
Capital One Financial Corp.
3.20%, 2/5/2025	4,903,000	4,794,072
(SOFR + 1.29%), 2.64%, 3/3/2026 (b)	27,974,000	27,129,122
(SOFR + 2.16%), 4.99%, 7/24/2026 (b)	8,298,000	8,222,220
(SOFR + 0.86%), 1.88%, 11/2/2027 (b)	21,014,000	19,073,181
Caterpillar Financial Services Corp. (SOFR + 0.45%), 5.77%, 11/14/2024 (b)	127,335,000	127,548,543
General Motors Financial Co., Inc.
1.05%, 3/8/2024	18,436,000	18,426,390
3.95%, 4/13/2024	15,000,000	14,962,038
1.20%, 10/15/2024	11,003,000	10,699,269
John Deere Capital Corp.
(SOFR + 0.50%), 5.84%, 7/3/2025 (b)	52,201,000	52,322,064
(SOFR + 0.48%), 5.81%, 10/22/2025 (b)	102,324,000	102,514,016
Toyota Motor Credit Corp.
(SOFR + 0.52%), 5.83%, 8/22/2024 (b)	112,607,000	112,783,568
(SOFR + 0.55%), 5.87%, 10/16/2024 (b)	114,534,000	114,796,283
(SOFR + 0.65%), 6.00%, 1/5/2026 (b)	75,000,000	75,182,335
		1,219,553,078
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc. 0.95%, 2/10/2026 (a)	2,469,000	2,275,335
Dollar General Corp. 3.88%, 4/15/2027	519,000	499,299
		2,774,634
Containers & Packaging — 0.1%
Avery Dennison Corp. 0.85%, 8/15/2024	15,000,000	14,663,532
Sonoco Products Co. 1.80%, 2/1/2025	2,000,000	1,928,798
		16,592,330
Diversified REITs — 0.3%
WP Carey, Inc.
4.60%, 4/1/2024	3,353,000	3,347,771
4.00%, 2/1/2025	61,782,000	60,772,055
		64,119,826
Diversified Telecommunication Services — 0.2%
AT&T, Inc. 0.90%, 3/25/2024	13,381,000	13,341,869
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	179

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
Bell Canada (The) (Canada) Series US-3, 0.75%, 3/17/2024	9,947,000	9,924,123
NBN Co. Ltd. (Australia) 0.88%, 10/8/2024 (a)	750,000	728,790
Telstra Corp. Ltd. (Australia) 3.13%, 4/7/2025 (a)	14,950,000	14,588,261
Verizon Communications, Inc. 3.38%, 2/15/2025	631,000	618,666
		39,201,709
Electric Utilities — 3.1%
American Electric Power Co., Inc. Series N, 1.00%, 11/1/2025	1,461,000	1,357,871
Arizona Public Service Co. 2.55%, 9/15/2026	1,170,000	1,092,453
Cleveland Electric Illuminating Co. (The) 5.50%, 8/15/2024	26,109,000	26,082,821
Duke Energy Corp.
5.00%, 12/8/2025	1,004,000	1,000,590
2.65%, 9/1/2026	747,000	702,743
4.85%, 1/5/2027	82,342,000	81,724,650
Emera US Finance LP (Canada) 0.83%, 6/15/2024	11,121,000	10,941,868
Enel Finance International NV (Italy)
2.65%, 9/10/2024 (a)	9,700,000	9,541,842
4.25%, 6/15/2025 (a) (c)	14,133,000	13,888,989
6.80%, 10/14/2025 (a)	27,022,000	27,547,492
1.38%, 7/12/2026 (a)	3,005,000	2,737,932
Entergy Corp.
0.90%, 9/15/2025	1,163,000	1,087,033
2.95%, 9/1/2026	699,000	663,354
Evergy, Inc. 2.45%, 9/15/2024	80,026,000	78,527,836
Eversource Energy
4.20%, 6/27/2024	44,805,000	44,588,495
5.00%, 1/1/2027	18,266,000	18,146,610
Exelon Corp.
3.40%, 4/15/2026	5,956,000	5,734,492
2.75%, 3/15/2027	3,246,000	3,019,518
Georgia Power Co.
Series A, 2.20%, 9/15/2024	37,878,000	37,157,485
(SOFRINDX + 0.75%), 6.08%, 5/8/2025 (b)	52,192,000	52,337,555
5.00%, 2/23/2027	10,752,000	10,731,752
Interstate Power and Light Co. 3.25%, 12/1/2024	6,238,000	6,130,863
ITC Holdings Corp. 3.65%, 6/15/2024	4,775,000	4,745,741
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
NextEra Energy Capital Holdings, Inc.
4.20%, 6/20/2024	1,088,000	1,082,744
4.26%, 9/1/2024	34,871,000	34,602,916
6.05%, 3/1/2025	19,458,000	19,527,977
5.75%, 9/1/2025	35,823,000	36,014,349
4.95%, 1/29/2026	96,815,000	96,059,171
1.88%, 1/15/2027	1,424,000	1,299,315
3.55%, 5/1/2027	944,000	898,349
Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (a)	9,869,000	9,729,077
Pinnacle West Capital Corp. 1.30%, 6/15/2025	190,000	180,341
PPL Capital Funding, Inc. 3.10%, 5/15/2026	1,308,000	1,246,923
Southwestern Electric Power Co. Series K, 2.75%, 10/1/2026	460,000	431,845
Tampa Electric Co. 3.88%, 7/12/2024	16,877,000	16,767,110
Virginia Power Fuel Securitization LLC Series A-1, 5.09%, 5/1/2027	45,553,000	45,388,881
		702,718,983
Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. 3.20%, 4/1/2024	15,475,000	15,446,448
TD SYNNEX Corp. 1.25%, 8/9/2024	24,822,000	24,326,155
Teledyne Technologies, Inc. 0.95%, 4/1/2024	31,122,000	30,988,245
		70,760,848
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (a)	5,937,000	5,812,939
Entertainment — 0.1%
Netflix, Inc. 5.88%, 2/15/2025	2,001,000	2,006,982
Take-Two Interactive Software, Inc.
3.30%, 3/28/2024	968,000	966,312
3.55%, 4/14/2025	15,997,000	15,669,031
5.00%, 3/28/2026	8,706,000	8,658,473
		27,300,798
Financial Services — 1.4%
Citigroup Global Markets Holdings, Inc. 0.75%, 6/7/2024	29,285,000	28,860,460
Corebridge Financial, Inc. 3.50%, 4/4/2025	6,835,000	6,675,590
EDP Finance BV (Portugal) 3.63%, 7/15/2024 (a)	61,376,000	60,832,509
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Financial Services — continued
Fidelity National Information Services, Inc. 0.60%, 3/1/2024	961,000	961,000
Fiserv, Inc.
2.75%, 7/1/2024	27,532,000	27,257,565
3.85%, 6/1/2025	5,718,000	5,603,335
3.20%, 7/1/2026	10,000,000	9,555,043
Global Payments, Inc. 2.65%, 2/15/2025	98,038,000	95,137,628
National Rural Utilities Cooperative Finance Corp. (SOFR + 0.70%), 6.03%, 5/7/2025 (b)	38,872,000	39,033,638
NTT Finance Corp. (Japan)
0.58%, 3/1/2024 (a)	320,000	320,000
1.16%, 4/3/2026 (a)	776,000	714,850
Siemens Financieringsmaatschappij NV (Germany) (SOFR + 0.43%), 5.80%, 3/11/2024 (a) (b)	34,774,000	34,775,136
		309,726,754
Food Products — 0.2%
Campbell Soup Co.
3.95%, 3/15/2025	7,004,000	6,891,753
3.30%, 3/19/2025	1,695,000	1,654,523
Conagra Brands, Inc. 4.30%, 5/1/2024	4,409,000	4,398,910
General Mills, Inc.
4.00%, 4/17/2025	1,271,000	1,250,699
4.70%, 1/30/2027	14,835,000	14,692,367
Mondelez International Holdings Netherlands BV
2.25%, 9/19/2024 (a)	628,000	616,028
0.75%, 9/24/2024 (a)	5,991,000	5,826,048
Tyson Foods, Inc. 4.00%, 3/1/2026	3,004,000	2,932,837
		38,263,165
Ground Transportation — 0.5%
Canadian Pacific Railway Co. (Canada) 1.35%, 12/2/2024	5,933,000	5,747,551
Penske Truck Leasing Co. LP
3.45%, 7/1/2024 (a)	4,000,000	3,968,540
2.70%, 11/1/2024 (a)	15,544,000	15,227,351
3.95%, 3/10/2025 (a)	7,034,000	6,900,609
5.75%, 5/24/2026 (a)	54,563,000	54,846,195
3.40%, 11/15/2026 (a)	4,558,000	4,315,688
5.35%, 1/12/2027 (a)	24,679,000	24,610,049
		115,615,983
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Equipment & Supplies — 0.1%
Baxter International, Inc. 2.60%, 8/15/2026	5,000,000	4,690,587
Becton Dickinson & Co.
3.36%, 6/6/2024	1,072,000	1,065,033
3.73%, 12/15/2024	25,882,000	25,519,756
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	585,000	567,527
		31,842,903
Health Care Providers & Services — 0.8%
Cardinal Health, Inc. 3.08%, 6/15/2024	44,340,000	43,978,054
Cigna Group (The)
3.50%, 6/15/2024	17,569,000	17,442,368
3.25%, 4/15/2025	3,050,000	2,977,006
4.50%, 2/25/2026	3,047,000	3,004,623
1.25%, 3/15/2026	1,663,000	1,536,276
CVS Health Corp. 5.00%, 2/20/2026	4,792,000	4,770,252
Elevance Health, Inc.
3.35%, 12/1/2024	11,000,000	10,813,150
2.38%, 1/15/2025	82,584,000	80,340,098
1.50%, 3/15/2026	3,000,000	2,786,954
Laboratory Corp. of America Holdings 3.25%, 9/1/2024	1,356,000	1,338,567
		168,987,348
Health Care REITs — 0.2%
Healthpeak OP LLC 3.40%, 2/1/2025	4,510,000	4,416,975
Ventas Realty LP 3.50%, 2/1/2025	20,015,000	19,611,110
Welltower OP LLC 3.63%, 3/15/2024	13,150,000	13,138,427
		37,166,512
Hotels, Restaurants & Leisure — 0.2%
Marriott International, Inc.
Series EE, 5.75%, 5/1/2025	2,000,000	2,007,216
5.45%, 9/15/2026	42,438,000	42,626,517
		44,633,733
Insurance — 5.0%
Aon North America, Inc. 5.13%, 3/1/2027	24,376,000	24,358,320
Athene Global Funding
1.00%, 4/16/2024 (a)	21,061,000	20,934,468
(SOFRINDX + 0.70%), 6.01%, 5/24/2024 (a) (b)	55,521,000	55,562,022
2.75%, 6/25/2024 (a)	1,094,000	1,082,630
Brighthouse Financial Global Funding
1.00%, 4/12/2024 (a)	7,007,000	6,968,390
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	181

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
1.75%, 1/13/2025 (a)	18,888,000	18,212,312
CNA Financial Corp. 4.50%, 3/1/2026	3,750,000	3,690,017
Corebridge Global Funding
0.65%, 6/17/2024 (a)	24,278,000	23,917,437
5.75%, 7/2/2026 (a)	34,554,000	34,580,202
(SOFR + 1.30%), 6.66%, 9/25/2026 (a) (b)	88,857,000	89,251,322
Equitable Financial Life Global Funding 1.10%, 11/12/2024 (a)	4,277,000	4,138,009
Jackson National Life Global Funding
2.65%, 6/21/2024 (a)	8,651,000	8,562,909
1.75%, 1/12/2025 (a)	4,116,000	3,975,524
MassMutual Global Funding II (SOFR + 0.98%), 6.33%, 7/10/2026 (a) (b)	113,952,000	114,656,223
Met Tower Global Funding 4.85%, 1/16/2027 (a) (c)	36,092,000	36,006,121
New York Life Global Funding
3.86%, 8/26/2024 (a)	179,360,000	177,927,014
(SOFRINDX + 0.58%), 5.92%, 1/16/2026 (a) (b)	134,932,000	135,323,438
Pacific Life Global Funding II
(SOFRINDX + 0.86%), 6.23%, 6/16/2025 (a) (b)	7,205,000	7,248,230
1.20%, 6/24/2025 (a)	1,500,000	1,423,469
(SOFRINDX + 1.05%), 6.38%, 7/28/2026 (a) (b)	55,983,000	56,273,155
Principal Life Global Funding II
1.25%, 6/23/2025 (a)	3,500,000	3,319,957
(SOFR + 0.90%), 6.21%, 8/28/2025 (a) (b)	64,631,000	64,899,058
5.00%, 1/16/2027 (a)	14,849,000	14,879,588
Protective Life Global Funding 4.99%, 1/12/2027 (a)	37,334,000	37,228,915
Reliance Standard Life Global Funding II
2.50%, 10/30/2024 (a)	3,544,000	3,460,468
5.24%, 2/2/2026 (a)	169,725,000	166,861,396
		1,114,740,594
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc. 1.22%, 10/18/2024	33,740,000	32,853,827
Machinery — 0.9%
Daimler Truck Finance North America LLC (Germany)
(SOFR + 1.00%), 6.35%, 4/5/2024 (a) (b)	58,479,000	58,512,073
1.63%, 12/13/2024 (a)	3,099,000	3,005,091
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Machinery — continued
5.20%, 1/17/2025 (a)	38,702,000	38,586,402
3.50%, 4/7/2025 (a)	12,489,000	12,220,491
5.60%, 8/8/2025 (a)	17,943,000	17,984,315
5.15%, 1/16/2026 (a)	10,998,000	10,964,283
2.00%, 12/14/2026 (a)	10,000,000	9,173,129
5.00%, 1/15/2027 (a)	18,892,000	18,819,835
3.65%, 4/7/2027 (a)	2,950,000	2,830,148
Otis Worldwide Corp. 2.06%, 4/5/2025	2,000,000	1,927,302
Parker-Hannifin Corp. 3.65%, 6/15/2024	18,763,000	18,655,437
Stanley Black & Decker, Inc. 2.30%, 2/24/2025	5,000,000	4,844,501
		197,523,007
Media — 0.1%
Cox Communications, Inc. 3.35%, 9/15/2026 (a)	515,000	489,867
Omnicom Group, Inc. 3.65%, 11/1/2024	15,058,000	14,862,864
		15,352,731
Metals & Mining — 0.4%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (a)	5,501,000	5,419,090
Glencore Funding LLC (Australia)
4.13%, 3/12/2024 (a)	30,550,000	30,537,484
4.63%, 4/29/2024 (a)	45,008,000	44,908,521
		80,865,095
Multi-Utilities — 1.1%
Ameren Corp.
2.50%, 9/15/2024	21,911,000	21,553,201
1.95%, 3/15/2027	2,702,000	2,469,098
CenterPoint Energy, Inc.
(SOFRINDX + 0.65%), 5.97%, 5/13/2024 (b)	17,869,000	17,871,822
2.50%, 9/1/2024	25,000,000	24,591,730
DTE Energy Co.
Series C, 2.53%, 10/1/2024 (d)	41,505,000	40,706,221
4.22%, 11/1/2024 (d)	39,195,000	38,771,425
2.85%, 10/1/2026	3,215,000	3,027,898
NiSource, Inc. 3.49%, 5/15/2027	4,155,000	3,948,750
Public Service Enterprise Group, Inc. 2.88%, 6/15/2024	41,291,000	40,934,016
WEC Energy Group, Inc. 0.80%, 3/15/2024	53,348,000	53,264,906
		247,139,067
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — 2.1%
ConocoPhillips Co. 2.40%, 3/7/2025	547,000	531,401
Enbridge, Inc. (Canada)
3.50%, 6/10/2024	28,069,000	27,894,509
2.50%, 1/15/2025	39,608,000	38,602,735
Energy Transfer LP 4.75%, 1/15/2026	103,000	101,809
Enterprise Products Operating LLC 4.60%, 1/11/2027	71,564,000	71,045,508
Kinder Morgan Energy Partners LP 4.30%, 5/1/2024	3,463,000	3,452,038
Magellan Midstream Partners LP 5.00%, 3/1/2026	3,435,000	3,408,746
Marathon Petroleum Corp. 3.63%, 9/15/2024	9,400,000	9,294,304
MPLX LP 4.88%, 12/1/2024	37,000,000	36,788,027
ONEOK, Inc. 2.75%, 9/1/2024	17,009,000	16,741,899
Phillips 66 3.85%, 4/9/2025	392,000	385,313
Pioneer Natural Resources Co. 5.10%, 3/29/2026	28,294,000	28,263,217
Sabine Pass Liquefaction LLC 5.75%, 5/15/2024	5,107,000	5,103,959
Spectra Energy Partners LP
4.75%, 3/15/2024	24,217,000	24,197,635
3.50%, 3/15/2025	3,762,000	3,687,226
TransCanada PipeLines Ltd. (Canada) 1.00%, 10/12/2024	53,742,000	52,193,640
Williams Cos., Inc. (The)
4.30%, 3/4/2024	28,883,000	28,883,000
4.55%, 6/24/2024	89,955,000	89,552,636
3.90%, 1/15/2025	31,273,000	30,812,855
		470,940,457
Paper & Forest Products — 0.0% ^
Georgia-Pacific LLC
0.63%, 5/15/2024 (a)	4,670,000	4,623,628
0.95%, 5/15/2026 (a) (c)	3,897,000	3,562,851
		8,186,479
Personal Care Products — 0.1%
Haleon UK Capital plc 3.13%, 3/24/2025	16,322,000	15,917,098
Pharmaceuticals — 0.2%
Bayer US Finance II LLC (Germany)
3.38%, 7/15/2024 (a)	3,651,000	3,613,740
4.25%, 12/15/2025 (a)	6,140,000	5,969,952
Bayer US Finance LLC (Germany) 3.38%, 10/8/2024 (a)	3,000,000	2,950,045
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pharmaceuticals — continued
Bristol-Myers Squibb Co. (SOFR + 0.49%), 5.81%, 2/20/2026 (b)	33,658,000	33,778,212
EMD Finance LLC (Germany) 3.25%, 3/19/2025 (a)	3,730,000	3,645,985
		49,957,934
Professional Services — 0.1%
Equifax, Inc. 2.60%, 12/1/2024	18,677,000	18,256,614
Semiconductors & Semiconductor Equipment — 0.4%
Microchip Technology, Inc.
0.98%, 9/1/2024	3,859,000	3,766,349
4.25%, 9/1/2025	13,591,000	13,337,256
NXP BV (China)
4.88%, 3/1/2024	64,066,000	64,066,000
3.88%, 6/18/2026	168,000	162,501
		81,332,106
Software — 0.1%
Oracle Corp. 2.50%, 4/1/2025	11,687,000	11,314,084
Roper Technologies, Inc. 2.35%, 9/15/2024	5,680,000	5,577,874
VMware LLC 1.00%, 8/15/2024	7,113,000	6,959,715
		23,851,673
Specialized REITs — 0.1%
American Tower Corp.
2.95%, 1/15/2025	2,868,000	2,802,665
2.40%, 3/15/2025	12,201,000	11,795,120
4.40%, 2/15/2026	5,314,000	5,225,766
1.60%, 4/15/2026	6,221,000	5,760,954
Crown Castle, Inc. 4.45%, 2/15/2026	8,426,000	8,267,817
		33,852,322
Specialty Retail — 0.0% ^
AutoZone, Inc.
3.25%, 4/15/2025	1,643,000	1,604,631
3.63%, 4/15/2025	534,000	524,202
3.75%, 6/1/2027	3,204,000	3,077,700
Lowe's Cos., Inc.
3.13%, 9/15/2024	2,974,000	2,934,705
3.38%, 9/15/2025	2,000,000	1,946,319
		10,087,557
Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC
4.00%, 7/15/2024	2,000,000	1,986,495
5.85%, 7/15/2025	3,351,000	3,365,799
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	183

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Technology Hardware, Storage & Peripherals — continued
6.02%, 6/15/2026	3,129,000	3,163,322
4.90%, 10/1/2026	1,941,000	1,923,207
Hewlett Packard Enterprise Co.
1.45%, 4/1/2024	37,209,000	37,079,132
5.90%, 10/1/2024	86,671,000	86,767,922
		134,285,877
Tobacco — 0.3%
Altria Group, Inc. 2.35%, 5/6/2025	4,665,000	4,504,713
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	55,242,000	54,590,106
2.79%, 9/6/2024	9,067,000	8,927,678
		68,022,497
Trading Companies & Distributors — 0.2%
Air Lease Corp. 0.80%, 8/18/2024	39,030,000	38,119,779
TTX Co. 5.50%, 9/25/2026 (a)	3,705,000	3,715,083
		41,834,862
Transportation Infrastructure — 0.0% ^
Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.63%, 4/28/2026 (a)	6,970,000	6,705,755
Water Utilities — 0.0% ^
American Water Capital Corp. 3.40%, 3/1/2025	2,434,000	2,385,761
Wireless Telecommunication Services — 0.0% ^
T-Mobile USA, Inc. 3.50%, 4/15/2025	6,762,000	6,610,509
Total Corporate Bonds (Cost $12,487,388,839)		12,475,017,355
Asset-Backed Securities — 11.2%
522 Funding CLO Ltd. (Cayman Islands) Series 2019-4A, Class AR, 6.66%, 4/20/2030 (a) (e)	25,004,604	25,004,254
AIMCO CLO (Cayman Islands)
Series 2018-AA, Class A, 6.60%, 4/17/2031 (a) (e)	18,017,792	18,057,431
Series 2018-BA, Class AR, 6.68%, 1/15/2032 (a) (e)	5,750,000	5,748,563
AIMCO CLO Ltd. (Cayman Islands)
Series 2020-12A, Class XR, 6.17%, 1/17/2032 (a) (e)	2,533,333	2,532,153
Series 2020-12A, Class AR, 6.49%, 1/17/2032 (a) (e)	3,689,000	3,690,151
Series 2019-10A, Class AR, 6.64%, 7/22/2032 (a) (e)	10,000,000	10,006,590
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ally Auto Receivables Trust Series 2022-3, Class A3, 5.07%, 4/15/2027	6,250,000	6,230,479
Anchorage Capital CLO Ltd. (Cayman Islands) Series 2016-9A, Class XR, 6.53%, 7/15/2032 (a) (e)	250,000	249,948
Apidos CLO (Cayman Islands)
Series 2016-24A, Class A1AL, 6.53%, 10/20/2030 (a) (e)	47,360,053	47,403,198
Series 2018-18A, Class AR, 0.00%, 10/22/2030 (a) (e) (f)	40,000,000	40,021,520
Series 2019-31A, Class A1R, 6.68%, 4/15/2031 (a) (e)	28,565,000	28,613,789
Ares CLO Ltd. (Cayman Islands)
Series 2016-40A, Class A1RR, 6.45%, 1/15/2029 (a) (e)	15,488,616	15,495,632
Series 2013-2A, Class XR2, 6.53%, 10/28/2034 (a) (e)	2,750,000	2,749,747
ARI Fleet Lease Trust Series 2023-A, Class A2, 5.41%, 2/17/2032 (a)	10,296,510	10,271,751
Atlas Senior Loan Fund Ltd. (Cayman Islands) Series 2021-18A, Class X, 6.41%, 1/18/2035 (a) (e)	1,066,667	1,066,044
Bain Capital Credit CLO (Cayman Islands) Series 2019-1A, Class X, 6.40%, 4/19/2034 (a) (e)	2,700,000	2,698,855
Bain Capital Credit CLO Ltd. (Cayman Islands) Series 2020-3A, Class X, 6.43%, 10/23/2034 (a) (e)	1,760,000	1,759,426
Ballyrock CLO Ltd. (Cayman Islands)
Series 2020-2A, Class A1R, 6.59%, 10/20/2031 (a) (e)	20,442,347	20,445,087
Series 2019-1A, Class A1R, 6.61%, 7/15/2032 (a) (e)	42,764,000	42,850,512
Bank of America Auto Trust Series 2023-2A, Class A2, 5.85%, 8/17/2026 (a)	76,409,000	76,659,461
Barings CLO Ltd. (Cayman Islands) Series 2018-3A, Class A1, 6.53%, 7/20/2029 (a) (e)	551,799	551,880
BMW Vehicle Lease Trust Series 2024-1, Class A2A, 5.10%, 7/27/2026	54,063,000	53,962,583
BMW Vehicle Owner Trust Series 2023-A, Class A2A, 5.72%, 4/27/2026	38,810,322	38,845,814
Buckhorn Park CLO Ltd. (Cayman Islands) Series 2019-1A, Class XR, 6.21%, 7/18/2034 (a) (e)	833,330	833,096
Capital One Prime Auto Receivables Trust Series 2021-1, Class A3, 0.77%, 9/15/2026	10,427,724	10,120,260
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands)
Series 2015-1A, Class AR3, 6.56%, 7/20/2031 (a) (e)	6,954,527	6,964,826
Series 2015-4A, Class A1R, 6.92%, 7/20/2032 (a) (e)	5,000,000	5,017,500
CCG Receivables Trust Series 2023-2, Class A2, 6.28%, 4/14/2032 (a)	12,000,000	12,145,955
Cedar Funding II CLO Ltd. (Cayman Islands) Series 2013-1A, Class AXR, 6.43%, 4/20/2034 (a) (e)	1,151,786	1,149,763
Chesapeake Funding LLC (Canada) Series 2023-2A, Class A1, 6.16%, 10/15/2035 (a)	12,574,750	12,650,929
CIFC Funding Ltd. (Cayman Islands)
Series 2017-5A, Class A1, 6.76%, 11/16/2030 (a) (e)	21,234,111	21,261,461
Series 2018-4A, Class A1, 6.73%, 10/17/2031 (a) (e)	12,018,730	12,024,331
Citibank Credit Card Issuance Trust Series 2023-A2, Class A2, 5.96%, 12/8/2027 (e)	65,328,000	65,536,860
CNH Equipment Trust Series 2024-A, Class A2, 5.19%, 7/15/2027	42,055,000	41,985,189
Dell Equipment Finance Trust
Series 2022-1, Class A3, 2.49%, 8/23/2027 (a)	6,315,953	6,271,273
Series 2023-1, Class A3, 5.65%, 9/22/2028 (a)	9,224,000	9,252,086
Series 2023-2, Class A2, 5.84%, 1/22/2029 (a)	23,413,000	23,438,382
Series 2023-3, Class A2, 6.10%, 4/23/2029 (a)	38,840,000	38,991,484
Dewolf Park CLO Ltd. Series 2017-1A, Class AR, 6.50%, 10/15/2030 (a) (e)	21,649,370	21,660,801
Dryden CLO Ltd. (Cayman Islands) Series 2018-58A, Class A1, 6.58%, 7/17/2031 (a) (e)	6,516,806	6,522,424
Dryden Senior Loan Fund (Cayman Islands)
Series 2017-47A, Class A1R, 6.56%, 4/15/2028 (a) (e)	26,758,855	26,769,907
Series 2013-30A, Class AR, 6.39%, 11/15/2028 (a) (e)	1,281,314	1,280,338
Series 2013-26A, Class AR, 6.48%, 4/15/2029 (a) (e)	5,462,412	5,461,456
Series 2014-36A, Class AR3, 6.60%, 4/15/2029 (a) (e)	27,666,386	27,700,084
Series 2015-41A, Class AR, 6.55%, 4/15/2031 (a) (e)	4,787,672	4,793,623
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Elmwood CLO Ltd. (Cayman Islands)
Series 2022-5A, Class AR, 6.97%, 7/17/2033 (a) (e)	39,000,000	39,140,010
Series 2021-3A, Class A, 6.62%, 10/20/2034 (a) (e)	10,000,000	10,011,840
Enterprise Fleet Financing LLC
Series 2022-4, Class A2, 5.76%, 10/22/2029 (a)	28,942,084	29,001,591
Series 2023-3, Class A2, 6.40%, 3/20/2030 (a)	17,232,000	17,497,183
Enterprise Fleet Funding LLC Series 2021-1, Class A2, 0.44%, 12/21/2026 (a)	4,996,082	4,961,313
Flatiron CLO Ltd. (Cayman Islands) Series 2018-1A, Class A, 6.53%, 4/17/2031 (a) (e)	3,245,388	3,248,069
Ford Credit Auto Lease Trust Series 2023-A, Class A2A, 5.19%, 6/15/2025	4,735,206	4,732,409
Galaxy CLO Ltd. (Cayman Islands)
Series 2015-19A, Class A1RR, 6.53%, 7/24/2030 (a) (e)	8,197,707	8,193,099
Series 2013-15A, Class ARR, 6.55%, 10/15/2030 (a) (e)	24,582,226	24,587,167
Series 2018-28A, Class A1, 6.68%, 7/15/2031 (a) (e)	20,638,283	20,658,921
Series 2016-22A, Class XRR, 6.48%, 4/16/2034 (a) (e)	1,894,737	1,893,937
GM Financial Consumer Automobile Receivables Trust
Series 2023-3, Class A2A, 5.74%, 9/16/2026	44,776,971	44,825,263
Series 2024-1, Class A2A, 5.12%, 2/16/2027	36,515,000	36,444,657
Goldentree Loan Management US CLO Ltd. (Cayman Islands)
Series 2022-12A, Class X, 6.32%, 4/20/2034 (a) (e)	1,800,000	1,799,248
Series 2022-14A, Class X, 6.52%, 7/20/2035 (a) (e)	922,500	922,440
GoldenTree Loan Opportunities Ltd. (Cayman Islands) Series 2015-11A, Class AR2, 6.63%, 1/18/2031 (a) (e)	5,334,247	5,341,982
Greenwood Park CLO Ltd.
Series 2018-1A, Class A2, 6.59%, 4/15/2031 (a) (e)	3,380,610	3,385,972
Series 2018-1A, Class A1, 6.61%, 4/15/2031 (a) (e)	2,027,231	2,027,176
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	185

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Harriman Park CLO Ltd. (Cayman Islands) Series 2020-1A, Class XR, 6.18%, 4/20/2034 (a) (e)	416,663	416,578
Honda Auto Receivables Owner Trust Series 2023-1, Class A2, 5.22%, 10/21/2025	42,665,556	42,604,971
Hyundai Auto Lease Securitization Trust Series 2022-C, Class A2A, 4.34%, 1/15/2025 (a)	8,425,996	8,420,591
Hyundai Auto Receivables Trust
Series 2021-A, Class A3, 0.38%, 9/15/2025	4,018,466	3,978,831
Series 2023-B, Class A2A, 5.77%, 5/15/2026	64,068,816	64,152,105
Series 2021-A, Class A4, 0.62%, 5/17/2027	12,390,000	11,948,653
ICG US CLO Ltd. (Cayman Islands)
Series 2016-1A, Class XRR, 6.48%, 4/29/2034 (a) (e)	1,684,214	1,684,051
Series 2014-1A, Class XR, 6.38%, 10/20/2034 (a) (e)	700,000	699,818
KKR CLO Ltd. (Cayman Islands)
Series 23, Class A1, 6.73%, 10/20/2031 (a) (e)	4,471,282	4,476,844
Series 32A, Class A1, 6.90%, 1/15/2032 (a) (e)	18,000,000	17,998,002
Series 24, Class A1R, 6.66%, 4/20/2032 (a) (e)	10,000,000	10,015,000
Kubota Credit Owner Trust Series 2022-1A, Class A3, 2.67%, 10/15/2026 (a)	75,000,000	73,047,465
LCM LP (Cayman Islands) Series 14A, Class AR, 6.62%, 7/20/2031 (a) (e)	17,745,591	17,783,691
LCM Ltd. (Cayman Islands)
Series 24A, Class AR, 6.56%, 3/20/2030 (a) (e)	19,193,839	19,227,832
Series 25A, Class AR, 6.42%, 7/20/2030 (a) (e)	17,531,394	17,537,986
Series 26A, Class A1, 6.65%, 1/20/2031 (a) (e)	10,082,966	10,083,531
Series 29A, Class AR, 6.65%, 4/15/2031 (a) (e)	10,000,000	9,998,810
Madison Park Funding Ltd. (Cayman Islands)
Series 2015-17A, Class AR2, 6.58%, 7/21/2030 (a) (e)	4,548,216	4,556,444
Series 2015-18A, Class ARR, 6.52%, 10/21/2030 (a) (e)	47,619,177	47,677,510
Series 2021-52A, Class X, 6.48%, 1/22/2035 (a) (e)	1,447,368	1,442,078
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Magnetite Ltd. (Cayman Islands)
Series 2016-18A, Class AR2, 6.45%, 11/15/2028 (a) (e)	18,131,368	18,132,492
Series 2014-8A, Class AR2, 6.56%, 4/15/2031 (a) (e)	8,942,496	8,943,935
Series 2016-17A, Class AR, 6.68%, 7/20/2031 (a) (e)	13,558,959	13,583,365
Series 2015-15A, Class AR, 6.60%, 7/25/2031 (a) (e)	3,832,709	3,840,033
Series 2020-25A, Class A, 6.79%, 1/25/2032 (a) (e)	26,250,000	26,280,004
Mercedes-Benz Auto Receivables Trust Series 2023-1, Class A2, 5.09%, 1/15/2026	18,538,141	18,516,617
Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 6.50%, 10/15/2029 (a) (e)	33,405,390	33,453,627
Neuberger Berman CLO Ltd. (Cayman Islands)
Series 2013-14A, Class AR2, 6.61%, 1/28/2030 (a) (e)	13,057,435	13,060,673
Series 2017-16SA, Class XR, 6.38%, 4/15/2034 (a) (e)	2,500,000	2,498,603
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands)
Series 2017-26A, Class AR, 6.48%, 10/18/2030 (a) (e)	26,258,421	26,275,489
Series 2019-31A, Class AR, 6.62%, 4/20/2031 (a) (e)	2,150,000	2,151,552
Series 2020-37A, Class AR, 6.55%, 7/20/2031 (a) (e)	25,703,975	25,696,418
Newark BSL CLO Ltd. (Cayman Islands)
Series 2016-1A, Class A1R, 6.68%, 12/21/2029 (a) (e)	16,910,509	16,919,911
Series 2017-1A, Class A1R, 6.56%, 7/25/2030 (a) (e)	25,783,326	25,816,999
OCP CLO Ltd. (Cayman Islands)
Series 2017-13A, Class A1AR, 6.54%, 7/15/2030 (a) (e)	40,162,075	40,200,992
Series 2018-15A, Class A1, 6.68%, 7/20/2031 (a) (e)	1,677,929	1,680,026
Series 2020-8RA, Class A1, 6.80%, 1/17/2032 (a) (e)	35,000,000	34,992,615
Series 2019-17A, Class A1R, 6.62%, 7/20/2032 (a) (e)	13,000,000	13,006,695
Series 2020-18A, Class AR, 6.67%, 7/20/2032 (a) (e)	8,953,500	8,959,615
Series 2015-9A, Class X, 6.07%, 1/15/2033 (a) (e)	1,000,000	999,485
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Octagon Investment Partners Ltd. (Cayman Islands)
Series 2017-1A, Class A1R, 6.58%, 3/17/2030 (a) (e)	28,397,446	28,436,890
Series 2018-1A, Class A1A, 6.64%, 1/20/2031 (a) (e)	8,331,963	8,341,695
OHA Credit Partners Ltd. (Cayman Islands) Series 2016-13A, Class XR, 6.43%, 10/25/2034 (a) (e)	875,000	874,185
OSD CLO Ltd. (Cayman Islands)
Series 2021-23A, Class A, 6.45%, 4/17/2031 (a) (e)	7,627,223	7,622,784
Series 2023-27A, Class A, 6.91%, 4/16/2035 (a) (e)	11,995,226	11,908,704
Palmer Square CLO Ltd. (Cayman Islands) Series 2018-2A, Class A1A, 6.68%, 7/16/2031 (a) (e)	10,421,162	10,434,678
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2021-1A, Class A1, 6.48%, 4/20/2029 (a) (e)	548,378	548,182
Series 2021-2A, Class A1, 6.38%, 5/20/2029 (a) (e)	13,938,666	13,940,715
Series 2021-4A, Class A1, 6.38%, 10/15/2029 (a) (e)	17,756,759	17,724,246
Series 2022-1A, Class A1, 6.37%, 4/15/2030 (a) (e)	26,072,574	26,064,413
Series 2022-3A, Class A1A, 7.13%, 4/15/2031 (a) (e)	48,739,951	48,869,453
Porsche Financial Auto Securitization Trust Series 2023-1A, Class A2, 5.42%, 12/22/2026 (a)	23,322,163	23,309,814
Rad CLO Ltd. (Cayman Islands) Series 2020-7A, Class A1R, 0.00%, 4/17/2036 (a) (e) (f)	22,750,000	22,750,000
Santander Drive Auto Receivables Trust Series 2023-1, Class A2, 5.36%, 5/15/2026	2,677,920	2,677,832
Sculptor CLO Ltd. (Cayman Islands) Series 27A, Class X, 6.63%, 7/20/2034 (a) (e)	3,333,333	3,329,067
Sound Point CLO II Ltd. (Cayman Islands) Series 2013-1A, Class A1R, 6.66%, 1/26/2031 (a) (e)	1,880,580	1,883,096
Sound Point CLO Ltd. (Cayman Islands) Series 2019-1A, Class AR, 6.66%, 1/20/2032 (a) (e)	7,268,000	7,273,066
Stratus CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 6.38%, 12/29/2029 (a) (e)	3,686,298	3,688,403
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Symphony CLO Ltd. (Cayman Islands)
Series 2018-19A, Class A, 6.54%, 4/16/2031 (a) (e)	10,160,512	10,171,373
Series 2020-24A, Class AR, 0.00%, 1/23/2032 (a) (e) (f)	45,893,000	45,893,000
Series 2020-24A, Class A, 6.78%, 1/23/2032 (a) (e)	28,550,000	28,542,862
Symphony Static CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 6.42%, 10/25/2029 (a) (e)	26,989,315	26,999,868
TCI-Symphony CLO Ltd. (Cayman Islands) Series 2017-1A, Class AR, 6.51%, 7/15/2030 (a) (e)	16,981,161	16,996,902
Venture CLO Ltd. (Cayman Islands)
Series 2019-36A, Class XR, 6.28%, 4/20/2032 (a) (e)	458,333	457,135
Series 2021-43A, Class X, 6.63%, 4/15/2034 (a) (e)	3,750,000	3,748,414
Verizon Master Trust Series 2024-1, Class A1A, 5.00%, 12/20/2028	78,273,000	78,056,012
Volkswagen Auto Loan Enhanced Trust
Series 2023-1, Class A2A, 5.50%, 12/21/2026	88,407,084	88,405,042
Series 2023-2, Class A2A, 5.72%, 3/22/2027	116,992,000	117,357,296
Voya CLO Ltd. (Cayman Islands)
Series 2015-1A, Class A1R, 6.46%, 1/18/2029 (a) (e)	2,207,857	2,207,714
Series 2017-3A, Class XR, 6.43%, 4/20/2034 (a) (e)	1,714,285	1,713,557
World Omni Auto Receivables Trust
Series 2021-A, Class A3, 0.30%, 1/15/2026	9,425,500	9,279,681
Series 2024-A, Class A2A, 5.05%, 4/15/2027	80,097,000	79,958,280
Total Asset-Backed Securities (Cost $2,522,323,423)		2,527,643,469
U.S. Treasury Obligations — 2.3%
U.S. Treasury Notes 0.38%, 7/15/2024 (Cost $520,194,226)	528,400,000	518,802,111
Commercial Mortgage-Backed Securities — 0.1%
Benchmark Mortgage Trust Series 2018-B3, Class A2, 3.85%, 4/10/2051	925,488	906,728
Citigroup Commercial Mortgage Trust Series 2018-B2, Class A2, 3.79%, 3/10/2051	3,054,458	3,046,578
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	187

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Wells Fargo Commercial Mortgage Trust Series 2018-C46, Class A2, 4.06%, 8/15/2051	2,770,147	2,763,190
Total Commercial Mortgage-Backed Securities (Cost $6,987,247)		6,716,496
Short-Term Investments — 31.8%
Certificates of Deposits — 11.5%
Bank of Montreal (Canada) , 5.85%, 7/12/2024	101,536,000	101,657,283
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.64%), 5.95%, 5/31/2024 (b)	10,116,000	10,129,681
6.05%, 6/28/2024	3,636,000	3,640,978
Barclays Bank plc (United Kingdom) , 6.00%, 8/8/2024	103,000,000	103,179,153
BNP Paribas SA (France)
5.95%, 9/12/2024	108,749,000	108,984,513
5.95%, 10/3/2024	36,792,000	36,883,774
5.34%, 10/8/2024	88,055,000	88,006,873
(SOFR + 0.56%), 5.87%, 8/8/2025 (b)	38,432,000	38,439,355
Canadian Imperial Bank of Commerce (Canada)
5.60%, 3/7/2024	31,908,000	31,907,834
6.01%, 6/28/2024	89,201,000	89,294,421
Citibank NA
5.63%, 3/1/2024	75,569,000	75,569,159
5.80%, 3/5/2024	16,352,000	16,352,539
5.84%, 4/30/2024	101,301,000	101,339,111
Cooperatieve Rabobank UA (Netherlands)
5.57%, 3/1/2024	65,572,000	65,571,968
5.95%, 9/12/2024	34,713,000	34,804,216
Credit Agricole Corporate and Investment Bank (France) (SOFR + 0.60%), 5.91%, 8/1/2025 (b)	30,536,000	30,561,707
First Abu Dhabi Bank USA NV (SOFR + 5.67%), 5.58%, 3/1/2024 (b)	64,341,000	64,339,010
Kookmin Bank (South Korea) , 6.00%, 5/20/2024	111,963,000	112,052,709
Lloyds Bank Corporate Markets plc (United Kingdom)
(SOFR + 0.66%), 5.97%, 8/15/2024 (b)	28,414,000	28,478,127
6.07%, 10/2/2024	110,821,000	111,177,517
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Certificates of Deposits — continued
Mitsubishi UFJ Trust & Banking Corp. (Japan) (SOFR + 0.50%), 5.81%, 7/5/2024 (b)	28,650,000	28,685,845
MUFG Bank Ltd. (Japan) , 5.71%, 5/24/2024	31,350,000	31,365,719
National Australia Bank Ltd. (Australia) (SOFR + 5.93%), 5.83%, 10/16/2024 (b)	122,345,000	122,593,719
Natixis SA (France) (SOFR + 0.59%), 5.90%, 8/8/2025 (b)	31,855,000	31,939,211
Nordea Bank Abp (Finland) (SOFR + 0.27%), 5.58%, 2/27/2025 (b)	53,902,000	53,886,559
Norinchukin Bank (The) (Japan) (SOFR + 5.61%), 5.52%, 7/19/2024 (b)	159,306,000	159,339,830
Sumitomo Mitsui Banking Corp. (Japan)
(SOFR + 6.11%), 6.01%, 6/6/2024 (b)	226,669,000	227,025,902
(SOFR + 6.13%), 6.03%, 8/7/2024 (b)	48,274,000	48,390,953
Svenska Handelsbanken AB (Sweden)
(SOFR + 5.63%), 5.54%, 10/31/2024 (b)	26,011,000	26,011,000
(SOFR + 5.76%), 5.66%, 1/23/2025 (b)	61,725,000	61,763,563
(SOFR + 5.68%), 5.59%, 2/26/2025 (b)	95,628,000	95,610,302
Toronto-Dominion Bank (The) (Canada)
5.95%, 9/13/2024	100,000,000	100,242,188
6.00%, 9/20/2024	41,785,000	41,902,713
Wells Fargo Bank NA (SOFR + 0.60%), 5.91%, 11/4/2024 (b)	123,732,000	124,019,801
Westpac Banking Corp. (Australia) (SOFR + 0.27%), 5.58%, 2/21/2025 (b)	173,820,000	173,752,292
Total Certificates of Deposit (Cost $2,576,058,286)		2,578,899,525
Commercial Paper — 14.3%
ANZ New Zealand Int'l Ltd. (New Zealand) 5.24%, 10/22/2024 (a)	49,466,000	47,804,902
Australia & New Zealand Banking Group Ltd. (Australia)
5.66%, 6/7/2024 (g)	112,000,000	110,386,142
5.94%, 8/16/2024 (a)	2,883,000	2,811,797
Banco Santander SA (Spain)
5.79%, 5/7/2024 (a)	60,124,000	59,511,038
5.27%, 10/11/2024 (a)	69,900,000	67,606,406
Bank of Montreal (Canada) (SOFR + 0.55%), 5.86%, 11/5/2024 (b)	82,000,000	82,142,096
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Short-Term Investments — continued
Commercial Paper — continued
Bell Canada (The) (Canada)
5.79%, 4/2/2024 (a) (g)	29,074,000	28,928,991
5.80%, 4/16/2024 (a) (g)	46,139,000	45,810,969
BofA Securities, Inc. 5.38%, 2/26/2025 (g)	3,500,000	3,319,218
Brookfield Corporate Treasury Ltd. (Canada)
5.92%, 3/13/2024 (a) (g)	13,428,000	13,400,447
5.91%, 3/18/2024 (a) (g)	54,846,000	54,690,114
5.89%, 3/26/2024 (a) (g)	23,700,000	23,602,637
6.02%, 3/28/2024 (a)	78,184,000	77,838,047
Canadian National Railway Co. (Canada) 5.65%, 4/4/2024 (a)	101,152,000	100,623,411
Commonwealth Bank of Australia (Australia) 5.93%, 7/22/2024 (a)	132,398,000	129,628,234
Credit Agricole Corporate and Investment Bank (France) 5.30%, 10/4/2024 (g)	116,606,000	112,910,857
Credit Industriel et Commercial (France) 5.17%, 2/6/2025 (a) (g)	73,221,000	69,499,943
CRH America Finance, Inc.
5.87%, 4/5/2024 (g)	13,600,000	13,524,302
6.01%, 6/18/2024 (a)	10,387,000	10,209,404
5.68%, 6/21/2024 (a) (g)	5,500,000	5,403,411
DNB Bank ASA (Norway) 5.14%, 2/7/2025 (a) (g)	142,168,000	135,296,736
First Abu Dhabi Bank PJSC (United Arab Emirates)
5.39%, 8/8/2024 (a)	22,621,000	22,084,651
5.33%, 10/8/2024 (a) (g)	193,918,000	187,665,496
General Motors Financial Co., Inc.
6.01%, 5/29/2024 (g)	8,695,000	8,570,661
6.00%, 5/30/2024 (g)	40,000,000	39,421,813
6.00%, 6/5/2024 (g)	16,800,000	16,541,603
Glencore Funding LLC (Australia)
5.74%, 7/8/2024 (a) (g)	14,792,000	14,498,214
5.76%, 8/30/2024 (a)	73,700,000	71,666,708
HSBC USA, Inc.
6.25%, 6/6/2024 (g)	52,663,000	51,880,119
6.50%, 8/1/2024 (g)	2,870,000	2,802,942
6.51%, 9/27/2024 (g)	24,750,000	23,950,154
5.65%, 2/7/2025 (a)	30,000,000	28,408,885
ING US Funding LLC (Netherlands)
5.89%, 6/14/2024 (g)	95,379,000	93,876,010
5.91%, 7/19/2024 (g)	94,619,000	92,656,165
L3Harris Technologies, Inc.
5.68%, 3/25/2024 (a) (g)	12,000,000	11,954,162
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Paper — continued
5.88%, 5/31/2024 (a) (g)	7,905,000	7,791,838
6.32%, 8/27/2024 (g)	33,020,000	32,067,373
6.22%, 8/29/2024 (g)	12,500,000	12,135,650
Lloyds Bank plc (United Kingdom) 5.90%, 4/22/2024 (g)	121,445,000	120,470,989
LVMH Moet Hennessy Louis Vuitton, Inc. (France)
5.83%, 7/23/2024 (g)	11,200,000	10,964,144
5.81%, 11/7/2024 (a)	6,955,000	6,707,963
Macquarie Bank Ltd. (Australia)
5.15%, 4/5/2024 (g)	100,000,000	99,460,800
5.82%, 4/26/2024 (g)	1,500,000	1,487,139
5.93%, 5/17/2024 (a)	58,200,000	57,511,999
6.00%, 8/20/2024 (g)	19,877,000	19,367,719
5.77%, 11/20/2024 (a)	83,000,000	79,784,555
NatWest Markets plc (United Kingdom) 5.31%, 10/23/2024 (a)	40,100,000	38,686,958
Nordea Bank Abp (Finland) 5.78%, 4/11/2024 (g)	66,450,000	66,039,629
Nutrien Ltd. (Canada)
5.76%, 3/14/2024 (a)	17,000,000	16,963,658
5.76%, 3/15/2024 (a)	47,615,000	47,505,863
Philip Morris International, Inc. 5.51%, 6/4/2024 (a) (g)	1,200,000	1,182,624
Skandinaviska Enskilda Banken AB (Sweden) 5.79%, 4/1/2024 (g)	180,259,000	179,417,834
Societe Generale SA (France)
6.00%, 5/13/2024 (g)	33,394,000	33,026,017
5.90%, 6/21/2024 (g)	31,600,000	31,074,352
Standard Chartered Bank (United Kingdom)
6.05%, 8/13/2024 (g)	40,071,000	39,097,819
6.08%, 8/27/2024 (a)	6,290,000	6,125,265
5.36%, 2/14/2025 (a) (g)	85,143,000	80,881,538
Suncorp-Metway Ltd. (Australia) 5.44%, 7/2/2024 (a) (g)	17,895,000	17,567,680
Svenska Handelsbanken AB (Sweden) 6.00%, 8/22/2024 (g)	67,788,000	66,063,651
Swedbank AB (Sweden) 5.33%, 7/1/2024 (g)	3,200,000	3,142,144
Telstra Group Ltd. (Australia)
5.86%, 3/8/2024 (g)	12,000,000	11,985,652
5.87%, 3/12/2024 (g)	65,000,000	64,883,393
6.14%, 9/6/2024 (g)	22,200,000	21,554,295
TELUS Corp. (Canada) 5.82%, 6/12/2024 (a)	14,887,000	14,646,282
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	189

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Short-Term Investments — continued
Commercial Paper — continued
Toronto-Dominion Bank (The) (Canada) 5.98%, 8/23/2024 (g)	93,960,000	91,565,816
VW Credit, Inc. (Germany) 5.96%, 4/19/2024 (g)	18,284,000	18,142,299
Westpac Banking Corp. (Australia) 5.91%, 9/13/2024 (g)	57,366,000	55,733,880
Total Commercial Paper (Cost $3,213,531,285)		3,213,963,503
	SHARES
Investment Companies — 4.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (h) (i) (Cost $1,101,895,063)	1,101,895,063	1,101,895,063
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (h) (i)	27,702,971	27,711,282
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (h) (i)	4,046,410	4,046,410
Total Investment of Cash Collateral from Securities Loaned (Cost $31,757,692)		31,757,692
	PRINCIPAL AMOUNT($)
Repurchase Agreements — 1.0%
Wells Fargo Securities LLC, 5.88%, dated 2/29/2024, due 3/12/2024, repurchase price $230,450,800, collateralized by Collateralized Mortgage Obligations, 0.20% - 10.79%, due 5/28/2029 - 12/25/2068, with the value of $252,010,908. (Cost $230,000,000)	230,000,000	230,000,000
Total Short-Term Investments (Cost $7,153,242,326)		7,156,515,783
Total Investments — 100.8% (Cost $22,690,136,061)		22,684,695,214
Liabilities in Excess of Other Assets — (0.8)%		(170,186,186)
NET ASSETS — 100.0%		22,514,509,028

Percentages indicated are based on net assets.

Abbreviations
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate

^	Amount rounds to less than 0.1% of net assets.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)	The security or a portion of this security is on loan at February 29, 2024. The total value of securities on loan at February 29, 2024 is $30,637,237.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	The rate shown is the effective yield as of February 29, 2024.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 2 Year Note	(331)	06/28/2024	USD	(67,795,523)	(61,893)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	191

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 92.6% (a)
Alabama — 4.0%
Alabama Federal Aid Highway Finance Authority
Series 2015, Rev., 4.00%, 9/1/2024 (b)	46,810,000	46,931,191
Series 2015, Rev., 5.00%, 9/1/2024 (b)	365,000	367,709
Alabama Public School and College Authority, Capital improvement
Series 2014B, Rev., 5.00%, 1/1/2026	310,000	311,730
Series 2014-B, Rev., 5.00%, 1/1/2027	45,000	45,216
Alabama Public School and College Authority, Capital Improvement
Series 2013A, Rev., 3.25%, 6/1/2024	40,000	39,963
Series 2014-B, Rev., 5.00%, 1/1/2025	75,000	75,383
Series 2014-A, Rev., 5.00%, 2/1/2025	35,000	35,041
Alabama Special Care Facilities Financing Authority-Birmingham Series 2015, Rev., 5.00%, 6/1/2024	385,000	386,428
Auburn University
Series 2014A, Rev., 5.00%, 6/1/2024	220,000	220,912
Series 2014A, Rev., 5.00%, 6/1/2024 (b)	60,000	60,234
Autauga County Board of Education Rev., 5.00%, 4/1/2024	30,000	30,025
Birmingham Airport Authority
Rev., 5.00%, 7/1/2024	60,000	60,321
Rev., 5.00%, 7/1/2026	20,000	20,969
Black Belt Energy Gas District, Gas Prepay Project No. 4 Series 2019A-1, Rev., 4.00%, 12/1/2025 (c)	25,000,000	25,049,393
Black Belt Energy Gas District, Gas Project No. 6 Series 2021B, Rev., 4.00%, 12/1/2026 (c)	60,000	60,074
Black Belt Energy Gas District, Gas Supply Series 2022D-2, Rev., LIQ : Royal Bank of Canada, (SOFR + 1.40%), 4.96%, 3/7/2024 (d)	25,575,000	25,811,896
City of Hoover, Warrants GO, 2.00%, 3/1/2025	30,000	29,435
City of Huntsville, Warrants Series 2016D, GO, 5.00%, 5/1/2025	25,000	25,559
City of Huntsville, Warrants, Water Revenue Series 2015, Rev., 5.00%, 5/1/2025 (b)	1,400,000	1,431,481
City of Tuscaloosa Series 2019A, GO, 4.00%, 7/1/2024	35,000	35,092
County of Jefferson Series 2024, Rev., 5.00%, 10/1/2026	800,000	837,240
County of Mobile, Warrants GO, 5.00%, 8/1/2025 (b)	25,000	25,665
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Alabama — continued
Industrial Development Board of The City of Mobile, Alabama Power Control, Barry Plant Project Series 2007A, Rev., 1.00%, 6/26/2025 (c)	100,000	96,569
Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2024 (b)	220,000	220,000
Montgomery Water Works and Sanitary Sewer Board Series 2019-A, Rev., 5.00%, 9/1/2025	35,000	36,010
Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (c)	245,000	245,067
Southeast Energy Authority A Cooperative District, Project No. 4 Series 2022B-1, Rev., 5.00%, 8/1/2024	1,160,000	1,164,602
University of Alabama (The)
Series 2012-A, Rev., 5.00%, 7/1/2024	310,000	310,377
Series 2014B, Rev., 5.00%, 7/1/2024 (b)	50,000	50,276
Series 2017A, Rev., 5.00%, 7/1/2024	50,000	50,268
Total Alabama		104,064,126
Alaska — 1.7%
Alaska Housing Finance Corp., General Mortgage Series 2019A, Rev., 1.50%, 6/1/2024	305,000	302,110
Alaska Housing Finance Corp., Home Mortgage Series 2007A, Rev., VRDO, LIQ : FHLB, 3.30%, 3/11/2024 (c)	30,000,000	30,000,000
Alaska Housing Finance Corp., State Capital Project
Series II 2015A, Rev., 5.00%, 6/1/2024	20,000	20,071
Series 2014D-II, Rev., 5.00%, 12/1/2024	2,800,000	2,832,131
Alaska Municipal Bond Bank Authority
Series 2012-2, Rev., 5.00%, 9/1/2024	60,000	60,072
Series 1, Rev., 5.00%, 12/1/2024	190,000	192,055
Series 1, Rev., 5.00%, 12/1/2025	220,000	226,329
Series 3, Rev., 5.00%, 12/1/2026	25,000	26,276
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project
Rev., 5.00%, 9/1/2024	560,000	564,156
Rev., 5.00%, 9/1/2025	325,000	333,041
Rev., 5.25%, 9/1/2026	185,000	190,368
Rev., 5.25%, 9/1/2027	1,845,000	1,897,715
Series 2015, Rev., 5.25%, 9/1/2028	3,030,000	3,114,789
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Alaska — continued
Borough of North Slope Series 2020A, GO, 5.00%, 6/30/2025	60,000	61,525
City of Anchorage, Electric Utilities, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2024 (b)	4,900,000	4,965,606
Municipality of Anchorage
Series 2019 B, GO, 5.00%, 4/1/2024	30,000	30,038
Series 2020 E, GO, 5.00%, 4/1/2024	20,000	20,026
State of Alaska Series 2016B, GO, 5.00%, 8/1/2028	40,000	41,026
University of Alaska Series 2015T, Rev., 5.00%, 10/1/2025	500,000	510,850
Total Alaska		45,388,184
Arizona — 2.7%
Arizona Department of Transportation State Highway Fund Series 2015, Rev., 5.00%, 7/1/2024 (b)	50,000	50,252
Arizona Health Facilities Authority, Banner Health
Series 2015 B, Rev., (SIFMA Municipal Swap Index Yield + 0.25%), 3.55%, 3/7/2024 (b) (d)	1,500,000	1,495,034
Series 2015 B, Rev., (SIFMA Municipal Swap Index Yield + 0.25%), 3.55%, 3/7/2024 (d)	7,900,000	7,782,762
Arizona Health Facilities Authority, Phoenix Children's Hospital Series 2013B, Rev., 5.00%, 2/1/2026	1,065,000	1,065,550
Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2026	50,000	50,518
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Series 2019A, Rev., 5.00%, 11/1/2024	95,000	95,851
Arizona State University Series 2015B, Rev., 5.00%, 7/1/2026	45,000	46,195
Arizona Transportation Board, Excise Tax, Maricopa County Regional Area Road Fund
Rev., 5.00%, 7/1/2025	40,000	41,050
Series 2014, Rev., 5.00%, 7/1/2025	45,000	45,291
Chandler Industrial Development Authority, Intel Corp. Project Series 2019, Rev., AMT, 5.00%, 6/3/2024 (c)	9,800,000	9,815,556
City of Buckeye, Excise Tax Series 2015, Rev., 5.00%, 7/1/2024	25,000	25,138
City of Goodyear, Water and Sewer Series 2020, Rev., AGM, 5.00%, 7/1/2024	25,000	25,134
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — continued
City of Mesa
Series 2006, Rev., AGM - CR, 5.00%, 7/1/2024	25,000	25,138
Series 2013, Rev., 5.00%, 7/1/2024	110,000	110,571
City of Phoenix Series 2014, GO, 4.00%, 7/1/2024	35,000	35,092
City of Phoenix Civic Improvement Corp., Junior Lien, Wastewater System
Rev., 5.00%, 7/1/2024	230,000	230,253
Series 2016, Rev., 5.00%, 7/1/2024	20,000	20,110
City of Scottsdale Series 2015, GO, 4.00%, 7/1/2024	35,000	35,087
County of Maricopa Series 2018A, COP, 5.00%, 7/1/2024	795,000	799,359
County of Navajo Rev., 4.00%, 7/1/2025	20,000	20,218
County of Pima, Sewer System
Series 2016, Rev., 5.00%, 7/1/2024 (b)	25,000	25,134
Series 2019, Rev., 5.00%, 7/1/2024	25,000	25,148
County of Yuma Series 2022, Rev., 5.00%, 7/15/2024	100,000	100,612
Maricopa County Elementary School District No. 45 Fowler Series 2019D, GO, 5.00%, 7/1/2024	125,000	125,669
Maricopa County Industrial Development Authority, Banner Health
Series C, Rev., 5.00%, 10/18/2024 (c)	350,000	353,057
Series 2019 D, Rev., 5.00%, 5/15/2026 (c)	715,000	740,471
Series 2023A-1, Rev., 5.00%, 5/15/2026 (c)	5,340,000	5,526,871
Maricopa County Unified School District No. 41 Gilbert Series 2019C, GO, 5.00%, 7/1/2024	65,000	65,397
Maricopa County Unified School District No. 69 Paradise Valley Series 2018D, GO, 5.00%, 7/1/2024	85,000	85,466
Maricopa County Unified School District No. 95 Queen Creek Series 2018, GO, 5.00%, 7/1/2024	25,000	25,146
Maricopa County Unified School District No. 97-Deer Valley Series 2020A, GO, 5.00%, 7/1/2024	25,000	25,134
Pima County Regional Transportation Authority, Excise Tax
Rev., 5.00%, 6/1/2024	60,000	60,258
Series 2014, Rev., 5.00%, 6/1/2025	330,000	330,468
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	193

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-147, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/11/2024 (c) (e)	11,000,000	11,000,000
Salt River Project Agricultural Improvement and Power District, Arizona Electric System Series 2015A, Rev., 5.00%, 12/1/2045	30,000,000	30,654,801
Scottsdale Municipal Property Corp. Series 2015, Rev., 5.00%, 7/1/2025 (b)	30,000	30,799
State of Arizona Series 2019A, COP, 5.00%, 10/1/2025 (b)	40,000	41,271
Total Arizona		71,029,861
Arkansas — 0.2%
City of Springdale Series 2018, Rev., 5.00%, 4/1/2024 (b)	100,000	100,116
University of Arkansas, Various Facilities Fayetteville Series 2015A, Rev., 5.00%, 11/1/2024 (b)	6,060,000	6,125,352
University of Central Arkansas, Student Fee Series 2020A, Rev., 5.00%, 11/1/2026	75,000	78,414
Total Arkansas		6,303,882
California — 1.8%
Antelope Valley Community College District GO, 5.00%, 2/15/2025 (b)	70,000	71,288
Brentwood Infrastructure Financing Authority, Civic Center Project Rev., 5.00%, 10/1/2024	40,000	40,385
California County Tobacco Securitization Agency, Gold Country Settlement Funding Corp. Series 2020A, Rev., 5.00%, 6/1/2026	1,090,000	1,132,755
California Health Facilities Financing Authority Series 2019 C, Rev., 5.00%, 10/1/2025 (b) (c)	25,000	25,775
California Health Facilities Financing Authority, Adventist Health System
Series 2011A, Rev., VRDO, 3.00%, 3/1/2024 (c)	480,000	480,000
Series 2013A, Rev., 5.00%, 3/1/2024	110,000	110,000
California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2024	375,000	380,347
California Health Facilities Financing Authority, EL Camino Hospital Series 2017, Rev., 5.00%, 2/1/2025	30,000	30,454
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Health Facilities Financing Authority, St. Joseph Health System
Series 2016B-2, Rev., 4.00%, 10/1/2024 (c)	275,000	274,911
Series 2013 A, Rev., 5.00%, 7/1/2025	105,000	105,066
Series 2019C, Rev., 5.00%, 10/1/2025 (c)	520,000	529,206
Series 2013A, Rev., 5.00%, 7/1/2026	80,000	80,096
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project Series 2020A, Rev., AMT, 3.95%, 1/30/2025 (c) (e)	7,580,000	7,578,947
California Infrastructure and Economic Development Bank, Colburn School (The) Rev., (SIFMA Municipal Swap Index Yield + 0.90%), 4.20%, 3/7/2024 (d)	28,500,000	28,070,494
California Infrastructure and Economic Development Bank, The Broad Sustainability Bonds Series 2018C, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 3.65%, 3/6/2024 (d)	5,250,000	5,249,649
California Infrastructure and Economic Development Bank, UCSF 2130 Third Street Series 2017, Rev., 5.00%, 5/15/2024	20,000	20,065
Chula Vista Municipal Financing Authority Rev., 5.00%, 5/1/2024	10,000	10,027
City of Long Beach Harbor, Private Activity Series 2020A, Rev., 4.00%, 5/15/2024	45,000	45,077
City of Los Angeles Department of Airports, International Airport Subordinate Series 2018E, Rev., 5.00%, 5/15/2024	15,000	15,056
City of Los Angeles, Wastewater System
Series 2013-A, Rev., 5.00%, 6/1/2025	75,000	75,117
Series 2013A, Rev., 5.00%, 6/1/2026	50,000	50,095
Series 2013A, Rev., 5.00%, 6/1/2027	75,000	75,143
City of Petaluma Series 2019, Rev., 5.00%, 5/1/2024	30,000	30,078
City of San Francisco, Public Utilities Commission Water Series 2017A, Rev., 5.00%, 11/1/2024 (b)	30,000	30,382
City of Vernon, Electric System Series 2021A, Rev., 5.00%, 10/1/2025	200,000	203,051
Colton Joint Unified School District, Election of 2008 Series 2010B, GO, AGM, 5.80%, 8/21/2026 (b)	25,000	26,770
Contra Costa County Transportation Authority, Sales Tax Series 2015A, Rev., 5.00%, 3/1/2024	200,000	200,000
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
County of Sacramento Airport System Series 2020, Rev., 5.00%, 7/1/2024 (b)	25,000	25,130
El Dorado Irrigation District Series 2014A, Rev., AGM, 5.00%, 3/1/2024 (b)	80,000	80,000
Grossmont Healthcare District Series C, GO, 5.00%, 7/15/2024	25,000	25,149
Hermosa Beach Public Financing Authority Rev., 4.00%, 11/1/2024	25,000	25,133
Merced Union High School District GO, AGM, Zero Coupon, 2/18/2025 (b)	350,000	109,222
Orange County Water District Series 2021A, COP, 4.00%, 2/15/2025	175,000	176,459
Padre Dam Municipal Water District Series 2017A, COP, 5.00%, 10/1/2024	50,000	50,510
Palomar Community College District GO, 5.00%, 5/1/2024	50,000	50,152
Poway Public Financing Authority Series 2023 A, Rev., 5.00%, 6/1/2024	50,000	50,240
Sacramento Municipal Utility District, Electric Series 2019B, Rev., 5.00%, 10/15/2025 (c)	335,000	341,300
San Francisco City and County Airport Commission, San Francisco International Airport
Series 2019D, Rev., 5.00%, 5/1/2024 (b)	45,000	45,124
Series 2016A, Rev., 4.00%, 5/1/2025	25,000	25,314
San Francisco Municipal Transportation Agency Series 2014, Rev., 5.00%, 3/1/2024 (b)	40,000	40,000
San Joaquin Hills Transportation Corridor Agency, Toll Road, Senior Lien Series 1993, Rev., Zero Coupon, 1/1/2025 (b)	120,000	116,866
San Juan Water District Rev., 5.00%, 2/1/2025	45,000	45,733
Sanger Public Financing Authority Series 2014, Rev., AGM, 4.00%, 6/15/2024 (b)	20,000	20,438
Santa Clara Valley Transportation Authority Series 2023 A, Rev., 5.00%, 4/1/2024	50,000	50,070
Sequoia Union High School District GO, 5.00%, 7/1/2024 (b)	40,000	40,247
State of California GO, 5.00%, 12/1/2025	75,000	75,097
State of California, Various Purpose GO, 5.00%, 10/1/2025	1,705,000	1,761,057
Tahoe-Truckee Sanitation Agency, Wastewater Rev., 5.00%, 7/1/2024	30,000	30,180
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp. Series 2019A, Class 1, Rev., 5.00%, 6/1/2025	55,000	56,120
Tustin Unified School District, School Facilities Improvement Districts No. 2002-1 and 2008-1 GO, 5.00%, 8/1/2025	30,000	30,911
University of California Series 2014AM, Rev., 5.00%, 5/15/2024	55,000	55,200
Ventura County Public Financing Authority Series 2016A, Rev., 5.00%, 11/1/2024	25,000	25,310
West Hollywood Public Financing Authority, Hollywood Park Phase II Rev., 5.00%, 4/1/2024	75,000	75,090
Total California		48,366,286
Colorado — 1.1%
Adams 12 Five Star Schools, The City and County of Broomfield
GO, 5.00%, 12/15/2024	30,000	30,042
Series 2014B, GO, 5.00%, 12/15/2024	20,000	20,298
Apex Park and Recreation District GO, 3.00%, 12/1/2024	50,000	49,805
Board of Governors of Colorado State University System Series 2015A, Rev., 5.00%, 3/1/2025 (b)	45,000	45,854
City and County of Broomfield, Sales and Use Tax
Series 2017, Rev., 5.00%, 12/1/2024	40,000	40,536
Series A, Rev., 5.00%, 12/1/2024	180,000	180,247
City and County of Denver, Airport System
Series B, Rev., 5.00%, 11/15/2024	125,000	126,574
Series 2016 A, Rev., 5.00%, 11/15/2025	30,000	31,018
Series 2023B, Rev., AMT, 5.00%, 11/15/2026	4,700,000	4,898,062
Series 2023B, Rev., AMT, 5.00%, 11/15/2027	2,000,000	2,119,564
City of Arvada, Sales and Use Tax Series 2019, Rev., 5.00%, 12/1/2024	25,000	25,329
City of Colorado Springs, Utilities System Improvement Series 2020 C, Rev., 5.00%, 11/15/2024	20,000	20,257
City of Northglenn Series 2017, COP, 5.00%, 12/1/2024	70,000	70,911
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	195

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Colorado Health Facilities Authority, Adventhealth Obligated Group
Series 2019B, Rev., 5.00%, 11/19/2026 (b) (c)	590,000	620,313
Series 2019B, Rev., 5.00%, 11/19/2026 (c)	1,280,000	1,340,312
Colorado Health Facilities Authority, Adventist Health System
Series 2018B, Rev., 5.00%, 11/20/2025 (c)	570,000	584,722
Series 2016C, Rev., 5.00%, 11/15/2026 (c)	165,000	172,735
Colorado Health Facilities Authority, Children's Hospital Colorado Project
Series C, Rev., 5.00%, 12/1/2024	75,000	75,795
Series C, Rev., 5.00%, 12/1/2026	65,000	67,573
Colorado Health Facilities Authority, CommonSpirit Health
Series 2019A-1, Rev., 5.00%, 8/1/2025	175,000	178,440
Series 2019A-1, Rev., 5.00%, 8/1/2026	340,000	352,429
Series 2019B-2, Rev., 5.00%, 8/1/2026 (c)	1,195,000	1,228,912
Series 2019A-2, Rev., 5.00%, 8/1/2027	5,000,000	5,274,520
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group
Series 2022A, Rev., 5.00%, 11/1/2024	190,000	191,554
Series 2022A, Rev., 5.00%, 11/1/2028	700,000	750,009
Colorado Health Facilities Authority, NCMC, Inc., Project
Rev., 4.00%, 5/15/2026 (b)	350,000	356,248
Series 2016, Rev., 4.00%, 5/15/2026 (b)	20,000	20,357
Colorado Health Facilities Authority, Sanford Health Series 2019A, Rev., 5.00%, 11/1/2029	75,000	82,800
Colorado Health Facilities Authority, School Health System Series 2019A, Rev., 5.00%, 1/1/2025	1,210,000	1,226,718
Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project Series 2015A, Rev., 5.00%, 6/1/2024 (b)	200,000	200,659
Colorado Higher Education, Capital Construction, Lease Purchase Financing Program Series 2020, COP, 5.00%, 9/1/2024	65,000	65,562
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
Colorado State Education Loan Program Series 2023A, Rev., TRAN, 5.00%, 6/28/2024	490,000	492,571
County of Boulder, Flood Reconstruction Project Series 2021A, COP, 5.00%, 12/1/2024	25,000	25,346
E-470 Public Highway Authority Series 2020 A, Rev., 5.00%, 9/1/2026	75,000	78,687
El Paso County School District No. 38 Lewis-Palmer Series 2012, GO, 5.00%, 12/1/2024	375,000	380,159
Metro Wastewater Reclamation District Series 2019 A, Rev., 5.00%, 4/1/2024	85,000	85,106
Regional Transportation District, Denver Transit Partners
Series 2020A, Rev., 5.00%, 7/15/2024	300,000	301,215
Series 2020A, Rev., 5.00%, 7/15/2025	205,000	208,742
State of Colorado
Series 2013I, COP, 5.00%, 3/15/2024	30,000	30,015
Series 2013I, COP, 5.00%, 3/15/2024 (b)	25,000	25,013
Series 2019O, COP, 5.00%, 3/15/2024	20,000	20,010
Series 2022, COP, 6.00%, 12/15/2024	35,000	35,782
Series 2018L, COP, 5.00%, 3/15/2027	25,000	26,591
State of Colorado Department of Transportation Series 2016, COP, 5.00%, 6/15/2024	40,000	40,183
Town of Castle Rock, Sales and Use Tax Rev., 5.00%, 6/1/2025	25,000	25,573
University of Colorado, Enterprise System
Series B-1, Rev., 4.00%, 6/1/2024 (b)	25,000	25,044
Series A, Rev., 5.00%, 6/1/2024 (b)	60,000	60,249
Series A, Rev., 5.00%, 6/1/2025 (b)	30,000	30,729
Series 2021C-3B, Rev., 2.00%, 10/15/2026 (c)	6,250,000	5,986,494
University of Colorado, Hospital Authority Series 2019C, Rev., 5.00%, 11/15/2024 (c)	50,000	50,117
Total Colorado		28,375,781
Connecticut — 0.8%
City of Danbury Series 2024, GO, BAN, 5.00%, 9/24/2024 (e)	11,600,000	11,685,092
City of Groton Series A, GO, 5.00%, 4/1/2024	100,000	100,113
Connecticut State Health and Educational Facilities Authority, Stamford Hospital Series L-1, Rev., 4.00%, 7/1/2024	650,000	649,261
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Connecticut — continued
Connecticut State Health and Educational Facilities Authority, University System Issue Series L, Rev., 3.00%, 11/1/2026	120,000	119,697
Connecticut State Health and Educational Facilities Authority., Yale New Heaven Health Series A, Rev., 5.00%, 7/1/2026	75,000	75,339
Metropolitan District (The) Series 2015, GO, 5.00%, 3/1/2024	130,000	130,000
South Central Connecticut Regional Water Authority Series 29, Rev., 5.00%, 8/1/2024	65,000	65,081
State of Connecticut
Series 2018 D, GO, 5.00%, 4/15/2024	175,000	175,333
Series A, GO, 5.00%, 4/15/2024	85,000	85,162
Series F, GO, 5.00%, 11/15/2024	25,000	25,322
Series 2014E, GO, 4.00%, 9/1/2027	75,000	75,229
State of Connecticut Special Tax
Series 2021 A, Rev., 4.00%, 5/1/2024	20,000	20,018
Series 2020 A, Rev., 5.00%, 5/1/2024	75,000	75,186
State of Connecticut, SIFMA Index Series 2013A, GO, (SIFMA Municipal Swap Index Yield + 0.99%), 4.29%, 3/7/2024 (d)	175,000	175,764
State of Connecticut, Special Tax Transportation Infrastructure Purposes
Series 2018 B, Rev., 5.00%, 10/1/2024	75,000	75,734
Series 2018C, Rev., 5.00%, 10/1/2024	85,000	85,832
Town of Darien GO, BAN, 4.00%, 4/25/2024	50,000	50,038
Town of Mansfield GO, BAN, 4.00%, 5/15/2024	1,000,000	1,001,488
Town of Monroe Series 2019, GO, 5.00%, 5/1/2024	105,000	105,280
Town of Southington Series 2023, GO, 5.00%, 5/1/2024	20,000	20,053
Town of Wolcott GO, BAN, 4.25%, 2/11/2025	6,500,000	6,548,977
University of Connecticut
Series 2016 A, Rev., 5.00%, 3/15/2024	305,000	305,146
Series 2015A, Rev., 5.00%, 2/15/2026	25,000	25,423
Total Connecticut		21,674,568
Delaware — 0.0% ^
County of New Castle GO, 5.00%, 4/1/2024	25,000	25,030
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Delaware — continued
Delaware River and Bay Authority Series C, Rev., 5.00%, 5/1/2024	120,000	120,282
Delaware State Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (c)	715,000	687,575
Total Delaware		832,887
District of Columbia — 1.3%
District of Columbia Housing Finance Agency, Multifamily Housing Edgewood Apartments Project Series 2023, Rev., FHA, 5.00%, 6/1/2026 (c)	5,900,000	6,027,606
District of Columbia Housing Finance Agency, Paxton Project Series 2022, Rev., 4.00%, 9/1/2025 (c)	4,045,000	4,053,892
District of Columbia, Children's Hospital Obligated Group
Series 2015, Rev., 5.00%, 7/15/2024	675,000	677,880
Series 2015, Rev., 5.00%, 7/15/2025	110,000	112,229
Series 2015, Rev., 5.00%, 7/15/2027	155,000	160,089
Series 2015, Rev., 5.00%, 7/15/2028	100,000	102,957
Series 2015, Rev., 5.00%, 7/15/2029	80,000	82,368
District of Columbia, Federal Highway Rev., 5.00%, 12/1/2024	320,000	320,407
District of Columbia, Gallery Place Project Rev., 5.00%, 6/1/2024	100,000	100,131
District of Columbia, National Public Radio, Inc. Rev., 5.00%, 4/1/2024 (b)	100,000	100,120
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series 2014C, Rev., 5.00%, 10/1/2024	25,000	25,262
Metropolitan Washington Airports Authority Aviation
Series 2010C-2, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (c)	20,000,000	20,000,000
Series 2019 B, Rev., 5.00%, 10/1/2026	30,000	31,648
Series 2014A, Rev., AMT, 5.00%, 10/1/2028	365,000	367,178
Series 2021A, Rev., AMT, 5.00%, 10/1/2028	1,355,000	1,457,117
Washington Metropolitan Area Transit Authority
Series 2017B, Rev., 5.00%, 7/1/2024	95,000	95,524
Series A-1, Rev., 5.00%, 7/1/2024	40,000	40,220
Series A-1, Rev., 5.00%, 7/1/2027	50,000	53,401
Total District of Columbia		33,808,029
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	197

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — 5.6%
Alachua County School Board Series 2020, COP, AGM, 5.00%, 7/1/2027	20,000	21,393
Brevard County Health Facilities Authority, Health First, Inc., Project Rev., 5.00%, 4/1/2024	500,000	500,353
Brevard County School District
Series C, COP, 5.00%, 7/1/2026	75,000	76,726
Series 2014, COP, 5.00%, 7/1/2027	260,000	261,205
Series 2014, COP, 5.00%, 7/1/2028	165,000	165,733
Capital Trust Agency, Inc., Sustainability Bonds -The Marie
Rev., 4.00%, 6/15/2024 (e)	1,000,000	997,140
Rev., 4.00%, 6/15/2025 (e)	340,000	335,647
Central Florida Expressway Authority, Senior Lien
Series 2017, Rev., 5.00%, 7/1/2024	75,000	75,401
Series 2016B, Rev., 5.00%, 7/1/2025	80,000	81,985
Series 2016 B, Rev., 5.00%, 7/1/2026	35,000	36,583
Series 2016 B, Rev., 5.00%, 7/1/2027	105,000	109,499
Series 2016 B, Rev., 5.00%, 7/1/2028	160,000	166,527
Central Florida Tourism Oversight District Series 2017A, GO, 5.00%, 6/1/2025	100,000	102,121
City of Gainesville, Utilities System
Series 2017A, Rev., 5.00%, 10/1/2024	95,000	95,952
Series 2017 A, Rev., 5.00%, 10/1/2028	20,000	21,545
City of Jacksonville
Series 2016, Rev., 5.00%, 10/1/2025	25,000	25,810
Series B, Rev., 5.00%, 10/1/2025 (b)	105,000	108,092
City of Jacksonville, Health Care Facilities, Baptist Health Series 2019C, Rev., VRDO, 3.30%, 3/11/2024 (c)	20,000,000	20,000,000
City of Lakeland, Department of Electric Utilities Rev., 5.00%, 10/1/2026	20,000	20,737
City of Miami Gardens, Florida General Series 2014, GO, 5.00%, 7/1/2024 (b)	50,000	50,268
City of Orlando, Capital Improvement
Series 2016B, Rev., 5.00%, 10/1/2024	125,000	126,238
Series 2018 B, Rev., 5.00%, 10/1/2024	35,000	35,347
City of Orlando, Florida Contract Tourist Development Tax Payments
Series 2014A, Rev., 5.00%, 5/1/2024 (b)	20,000	20,050
Series 2014A, Rev., 5.25%, 5/1/2024 (b)	165,000	165,478
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
City of South Miami Health Facilities Authority, Inc., Baptist Health South Florida Obligated Group Rev., 5.00%, 8/15/2028	45,000	48,000
City of Tallahassee, Energy System
Series 2020, Rev., 5.00%, 10/1/2025	50,000	51,597
Series 2020, Rev., 5.00%, 10/1/2027	65,000	69,833
County of Broward, Airport System
Series Q-1, Rev., 5.00%, 10/1/2024	430,000	430,412
Series Q-1, Rev., 5.00%, 10/1/2025	195,000	195,205
Series 2013C, Rev., 5.25%, 10/1/2026	100,000	100,080
County of Hillsborough, Communications Services Tax Rev., 5.00%, 10/1/2024	35,000	35,371
County of Hillsborough, Community Investment Tax Rev., 5.00%, 11/1/2025	25,000	25,797
County of Hillsborough, Wastewater Impact Fee Series 2021, Rev., 5.00%, 5/1/2024	250,000	250,587
County of Lee, Tourist Development Tax Series 2019A, Rev., 5.00%, 10/1/2024	25,000	25,252
County of Lee, Transportation Facilities
Rev., AGM, 5.00%, 10/1/2024	1,500,000	1,512,291
Series 2014, Rev., AGM, 5.00%, 10/1/2027	2,550,000	2,568,716
County of Lee, Water and Sewer Series A, Rev., 5.00%, 10/1/2024	145,000	145,186
County of Miami-Dade
Series 2016 B, Rev., 5.00%, 4/1/2024	280,000	280,337
Series 2019B, Rev., 5.00%, 4/1/2024	115,000	115,138
Series 2016B, Rev., 5.00%, 4/1/2027	175,000	181,918
County of Miami-Dade, Aviation System
Series 2020A, Rev., 5.00%, 10/1/2024	400,000	403,620
Series B, Rev., 5.00%, 10/1/2024	400,000	400,459
Series A, Rev., 5.00%, 10/1/2025	320,000	328,925
Series B, Rev., 5.00%, 10/1/2026	260,000	265,702
Series A, Rev., 5.00%, 10/1/2027	145,000	151,401
Series A, Rev., 5.00%, 10/1/2028	155,000	161,509
County of Miami-Dade, Building Better Communities Program
Series 2016A, GO, 5.00%, 7/1/2024	30,000	30,165
Series 2015B, GO, 5.00%, 7/1/2026	270,000	271,595
Series 2015-D, GO, 5.00%, 7/1/2028	20,000	20,900
County of Miami-Dade, Transit System Rev., 5.00%, 7/1/2026	25,000	25,543
County of Miami-Dade, Water and Sewer System
Series 2015, Rev., 5.00%, 10/1/2024	250,000	252,633
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Series 2015, Rev., 5.00%, 10/1/2026	100,000	102,709
County of Polk Utility System Series 2013, Rev., 5.00%, 10/1/2024	65,000	65,092
County of St. Lucie Series 2017, Rev., 5.00%, 10/1/2024	25,000	25,233
County of St. Lucie, Power and Light Co., Project Rev., VRDO, 3.85%, 3/1/2024 (c)	45,750,000	45,750,000
Duval County Public Schools
Series 2022A, COP, 5.00%, 7/1/2024	150,000	150,705
Series 2022A, COP, AGM, 5.00%, 7/1/2026	340,000	356,161
Series 2015B, COP, 5.00%, 7/1/2027	20,000	20,465
Escambia County School Board Series 2020A, COP, 5.00%, 2/1/2026	175,000	180,359
Florida Department of Environmental Protection
Series 2014A, Rev., 5.00%, 7/1/2024	60,000	60,325
Series 2015A, Rev., 5.00%, 7/1/2024	65,000	65,352
Series 2016A, Rev., 5.00%, 7/1/2024	65,000	65,352
Series 2016A, Rev., 5.00%, 7/1/2027	720,000	753,713
Florida Department of Environmental Protection, Everglades Restoration Series 2022A, Rev., 5.00%, 7/1/2024	30,000	30,163
Florida Department of Management Services
Series 2015A, COP, 5.00%, 8/1/2024	140,000	140,948
Series 2017A, Rev., 5.00%, 9/1/2024	200,000	201,777
Series 2018A, COP, 5.00%, 11/1/2024	25,000	25,283
Series 2018A, COP, 5.00%, 11/1/2026	20,000	21,114
Florida Development Finance Corp., Nova Southeastern University Project Series 2020A, Rev., 5.00%, 4/1/2024	225,000	225,255
Florida Gulf Coast University Financing Corp., Housing Project Series 2008A, Rev., VRDO, LOC : TD Bank NA, 3.31%, 3/11/2024 (c)	9,325,000	9,325,000
Florida Higher Educational Facilities Financial Authority, Rollins College Project Series 2012B, Rev., 3.13%, 12/1/2025	100,000	98,904
Florida Housing Finance Corp., Culmer Apartments Series 2023C, Rev., 5.00%, 12/1/2025 (c)	4,665,000	4,761,059
Florida Housing Finance Corp., Hampton Point Apartments Series 2023E, Rev., 5.00%, 5/1/2025 (c)	2,530,000	2,565,495
Florida Municipal Power Agency, All-Requirements Power Supply Project
Series 2016A, Rev., 5.00%, 10/1/2024	100,000	100,933
Series 2017A, Rev., 5.00%, 10/1/2025	195,000	200,439
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Series 2015B, Rev., 5.00%, 10/1/2026	25,000	25,625
Series 2016A, Rev., 5.00%, 10/1/2026	650,000	682,727
Series 2017 A, Rev., 5.00%, 10/1/2026	30,000	31,510
Series 2016A, Rev., 5.00%, 10/1/2027	60,000	62,907
Series 2017 A, Rev., 5.00%, 10/1/2027	100,000	107,013
Series 2018A, Rev., 4.00%, 10/1/2028	25,000	25,835
Series 2016A, Rev., 5.00%, 10/1/2028	370,000	387,648
FSU Financial Assistance, Inc. Series 2012C, Rev., 3.00%, 10/1/2025	100,000	99,346
Hillsborough County Aviation Authority, Tampa International Airport Series 2022A, Rev., AMT, 5.00%, 10/1/2027	3,000,000	3,173,771
Hillsborough County, Aviation Authority, Tampa International Airport Series 2015B, Rev., 5.00%, 10/1/2024 (b)	5,160,000	5,211,110
Jacksonville Transportation Authority, Senior Lien Gas Tax Rev., 5.00%, 8/1/2024	25,000	25,167
JEA Water and Sewer System
Series 2008A-1, Rev., VRDO, LIQ : US Bank NA, 3.45%, 3/1/2024 (c)	12,700,000	12,700,000
Series 2014A, Rev., 5.00%, 4/1/2024 (b)	75,000	75,087
Series 2017A, Rev., 5.00%, 10/1/2024	100,000	101,059
Lee County School Board (The)
Series 2014B, COP, 5.00%, 8/1/2024	25,000	25,146
Series 2014B, COP, 5.00%, 8/1/2026	25,000	25,135
Series 2019A, COP, 5.00%, 8/1/2026	35,000	36,710
Lee Memorial Health System Series A-1, Rev., 5.00%, 4/1/2024	215,000	215,168
Miami Beach Redevelopment Agency Series A, Rev., 5.00%, 2/1/2028	575,000	576,974
Miami-Dade County Educational Facilities Authority Series B, Rev., AMBAC, 5.25%, 4/1/2024	505,000	505,565
Miami-Dade County Expressway Authority
Series 2014B, Rev., 5.00%, 7/1/2024	185,000	185,707
Series 2014 A, Rev., 5.00%, 7/1/2027	375,000	376,592
Series 2014B, Rev., 5.00%, 7/1/2027	1,000,000	1,004,245
Series 2016A, Rev., 5.00%, 7/1/2028	20,000	20,684
Series 2014 A, Rev., 5.00%, 7/1/2029	150,000	150,695
Miami-Dade County Housing Finance Authority, Quail Roost Transit Village Series 2023, Rev., 5.00%, 9/1/2025 (c)	2,250,000	2,286,615
Miami-Dade County Housing Finance Authority, Santa Clara II Apartments Series 2023, Rev., 5.00%, 10/1/2025 (c)	4,975,000	5,091,403
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	199

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Orange County Health Facilities Authority, Orlando Health Obligated Group Series 2019B, Rev., 5.00%, 10/1/2025	1,010,000	1,038,954
Orange County School Board
Series 2015D, COP, 5.00%, 8/1/2024	100,000	100,677
Series 2015C, COP, 5.00%, 8/1/2025 (b)	40,000	41,092
Series 2015D, COP, 5.00%, 8/1/2025 (b)	80,000	82,183
Orlando Utilities Commission, Utility System
Series 2013A, Rev., 5.00%, 10/1/2024	260,000	262,679
Series 2013A, Rev., 5.00%, 10/1/2025	500,000	515,424
Palm Beach County Health Facilities Authority, Baptist Health South Florida Obligated Group Rev., 5.00%, 8/15/2024	1,195,000	1,202,716
Palm Beach County School District
Series 2015B, COP, 5.00%, 8/1/2024	150,000	150,973
Series 2015D, COP, 5.00%, 8/1/2024	85,000	85,551
Series 2018B, COP, 5.00%, 8/1/2024	50,000	50,324
Series 2014B, COP, 5.00%, 8/1/2025	45,000	46,141
Series 2017B, COP, 5.00%, 8/1/2025	180,000	184,562
Series 2015B, COP, 5.00%, 8/1/2027	25,000	25,634
Pasco County School Board
Series 2013A, COP, 5.00%, 8/1/2024	1,315,000	1,316,368
Series 2013, Rev., 5.00%, 10/1/2024	520,000	524,943
Series 2022A, COP, 5.00%, 8/1/2025	330,000	337,630
Polk County School District Series 2019B, COP, 5.00%, 1/1/2025	150,000	151,962
Polk County School District, Sales Tax Rev., 5.00%, 10/1/2024	30,000	30,306
Sarasota County Public Hospital District, Sarasota Memorial Hospital Series 1998B, Rev., NATL - RE, 5.25%, 7/1/2024	345,000	346,886
School Board of Miami-Dade County (The), Florida Certificates Of Participation
Series 2014A, COP, 5.00%, 5/1/2024 (b) (c)	1,805,000	1,809,238
Series 2015A, COP, 5.00%, 5/1/2024	25,000	25,055
Series 2014D, COP, 5.00%, 11/1/2024	170,000	171,722
Series 2015D, COP, 5.00%, 2/1/2025	895,000	907,974
Series 2015A, COP, 5.00%, 5/1/2025	180,000	183,428
Series 2015C, COP, 5.00%, 5/1/2025	150,000	152,857
Series 2014D, COP, 5.00%, 11/1/2025	585,000	591,616
Series 2015D, COP, 5.00%, 2/1/2026	385,000	397,582
Series 2015A, COP, 5.00%, 5/1/2026	265,000	269,881
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Series 2015A, COP, 5.00%, 7/1/2026	225,000	230,032
Series 2014D, COP, 5.00%, 11/1/2026	275,000	277,877
Series 2015D, COP, 5.00%, 2/1/2027	150,000	155,331
Series 2015A, COP, AGM, 5.00%, 5/1/2027	330,000	336,386
Series 2016B, COP, 5.00%, 8/1/2027	95,000	99,375
Series 2015A, COP, 5.00%, 5/1/2028	110,000	111,900
Series 2015D, COP, 5.00%, 5/1/2028	345,000	350,960
School District of Broward County, Florida Certificates Of Participation
Series 2015A, COP, 5.00%, 7/1/2024	255,000	256,290
Series 2015B, COP, 5.00%, 7/1/2024	215,000	216,123
Series C, COP, 5.00%, 7/1/2024	285,000	286,442
Series 2015B, COP, 5.00%, 7/1/2025	220,000	225,198
Series A, COP, 5.00%, 7/1/2025	80,000	81,890
Series A, COP, 5.00%, 7/1/2026	40,000	41,947
Series C, COP, 5.00%, 7/1/2026	20,000	20,974
Series 2015B, COP, 5.00%, 7/1/2027	25,000	25,598
Series A, COP, 5.00%, 7/1/2027	25,000	26,079
Series B, COP, 5.00%, 7/1/2027	150,000	156,473
Series 2015A, COP, 5.00%, 7/1/2028	405,000	414,111
Series 2015A, COP, AGM, 5.00%, 7/1/2028	270,000	276,180
Series A, COP, 5.00%, 7/1/2028	310,000	323,946
Seacoast Utility Authority Series B, Rev., 5.00%, 3/1/2024	135,000	135,000
South Broward Hospital District, Memorial Healthcare System
Series 2016, Rev., 5.00%, 5/1/2024	160,000	160,430
Rev., 4.00%, 5/1/2026	215,000	219,676
South Florida Water Management District Series 2015, COP, 5.00%, 10/1/2024	40,000	40,405
St. Johns County School Board, Sales Tax Rev., 5.00%, 10/1/2024	70,000	70,673
State of Florida Series 2023A, GO, 5.00%, 6/1/2026	125,000	131,109
State of Florida Board of Education, Public Education Capital Outlay Series 2015A, GO, 5.00%, 6/1/2026	35,000	35,174
State of Florida Department of Education
Series 2021A, Rev., 5.00%, 7/1/2024	1,000,000	1,004,636
Series 2018A, Rev., 5.00%, 7/1/2025	1,000,000	1,022,712
State of Florida Department of Transportation Rev., 5.00%, 7/1/2024	75,000	75,438
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
State of Florida Department of Transportation Turnpike System
Series 2023 A, Rev., 5.00%, 7/1/2024	45,000	45,250
Series 2016B, Rev., 2.50%, 7/1/2026	20,000	19,632
State of Florida, Public Education Capital Outlay Series 2015 A, GO, 5.00%, 6/1/2025	210,000	210,907
State of Florida, State Board of Education, Lottery Series 2014A, Rev., 3.00%, 7/1/2025	70,000	69,934
Total Florida		148,607,728
Georgia — 0.1%
Braselton Urban Redevelopment Agency, Municipal Facilities Project Rev., GTD, 4.00%, 7/1/2024	30,000	30,045
Carroll County School District, Sales Tax Series 2020, GO, 5.00%, 4/1/2024	80,000	80,102
City of Atlanta, Public Improvement GO, 4.75%, 12/1/2024 (b)	30,000	30,376
City of Atlanta, Water and Wastewater Rev., 5.00%, 11/1/2026	25,000	25,590
Cobb County Kennestone Hospital Authority Rev., 5.00%, 4/1/2024	80,000	80,087
Cobb County Kennestone Hospital Authority, Wellstar Health System, Inc., Project Series 2020B, Rev., 5.00%, 4/1/2025	500,000	509,296
Columbus Medical Center Hospital Authority, Piedmont Healthcare Inc., Project Series 2019A, Rev., 5.00%, 7/1/2026 (c)	235,000	241,225
County of DeKalb, Special Transportation, Parks and Greenspace and Libraries Tax GO, 5.00%, 12/1/2025	40,000	41,426
DeKalb Private Hospital Authority, Children's Healthcare Of Atlanta Series 2019B, Rev., 5.00%, 7/1/2024	75,000	75,377
Downtown Marietta Development Authority, Marietta School Project Series 2018, Rev., 5.00%, 3/1/2024	100,000	100,000
Forsyth County Water and Sewerage Authority Series 2012, Rev., GTD, 5.00%, 4/1/2024 (b)	125,000	125,155
Gainesville and Hall County Development Authority, Hall County Facilities Project Rev., 5.00%, 5/1/2024	20,000	20,053
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc., Project Series 2014A, Rev., GTD, 5.25%, 2/15/2025 (b)	330,000	336,682
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
Henry County School District Series 2016, GO, 5.00%, 8/1/2025	25,000	25,689
Houston Healthcare System, Inc. Series 2016 A, Rev., 5.00%, 4/1/2024 (b)	140,000	140,131
Municipal Electric Authority of Georgia Project Series 2016 A, Rev., 5.00%, 1/1/2026	65,000	67,153
Paulding County School District GO, 5.00%, 2/1/2025 (b)	50,000	50,837
Richmond County Board of Education Series 2021, GO, 5.00%, 10/1/2024	430,000	434,259
Walton County School District Series 2012, GO, 5.25%, 8/1/2025	50,000	51,501
Total Georgia		2,464,984
Hawaii — 0.0% ^
City and County Honolulu, Wastewater System Series B, Rev., 5.00%, 7/1/2024	25,000	25,143
City and County of Honolulu
Series C, GO, 5.00%, 10/1/2024	25,000	25,263
Series 2012C, GO, 3.00%, 11/1/2025	175,000	174,570
County of Maui Series 2020, GO, 5.00%, 3/1/2024	25,000	25,000
State of Hawaii
Series FG, GO, 5.00%, 10/1/2024	25,000	25,268
Series FH, GO, 5.00%, 10/1/2024	105,000	106,124
Series ET, GO, 5.00%, 10/1/2028	25,000	25,689
Series EO, GO, 5.00%, 8/1/2029	40,000	40,279
Total Hawaii		447,336
Idaho — 0.4%
Ada & Canyon Counties Joint School District No. 2 Meridian Series 2015, GO, 5.00%, 8/15/2025 (b)	2,515,000	2,585,531
Idaho Housing and Finance Association, Federal Highway Trust
Series 2015A, Rev., 5.00%, 7/15/2025	75,000	77,126
Series 2015A, Rev., 5.00%, 7/15/2026	70,000	73,394
Idaho Housing and Finance Association, Single Family Mortgage Series 2009A, Class I, Rev., VRDO, 3.48%, 3/11/2024 (c)	1,995,000	1,995,000
Twin Falls County School District No. 411 Twin Falls
Series A, GO, 4.25%, 9/15/2024 (b)	4,025,000	4,046,738
Series A, GO, 4.50%, 9/15/2024 (b)	2,235,000	2,249,986
Total Idaho		11,027,775
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	201

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — 5.4%
Champaign County Community Unit School District No. 4 Champaign Series 2017, GO, 5.00%, 1/1/2025	25,000	25,358
Chicago Board of Education, Unlimited Tax Series 2018A, GO, AGM, 5.00%, 12/1/2024	275,000	277,189
Chicago Midway International Airport Series 2014A, Rev., AMT, 5.00%, 4/3/2024	3,000,000	3,003,506
Chicago O'Hare International Airport, Customer Facility Charge Senior Lien Series B, Rev., 5.00%, 1/1/2027	130,000	131,738
Chicago O'Hare International Airport, General Airport, Senior Lien
Series B, Rev., 5.00%, 1/1/2025	185,000	187,783
Series C, Rev., 5.00%, 1/1/2025	20,000	20,301
Series 2020B, Rev., 5.00%, 1/1/2026	40,000	41,469
Series 2022D, Rev., 5.00%, 1/1/2026	215,000	222,897
Series B, Rev., 5.00%, 1/1/2026	235,000	237,703
Series E, Rev., 5.00%, 1/1/2026	225,000	233,264
Series 2022D, Rev., 5.00%, 1/1/2027	30,000	31,773
Series A, Rev., 5.00%, 1/1/2027	70,000	74,137
Series C, Rev., 5.00%, 1/1/2027	175,000	180,886
Series B, Rev., 5.00%, 1/1/2028	775,000	785,421
Series C, Rev., 5.00%, 1/1/2028	20,000	21,087
Chicago Transit Authority Capital Grant Receipts Series 2017, Rev., 5.00%, 6/1/2024	1,565,000	1,568,632
City of Chicago, Sales Tax Series 2002, Rev., 5.00%, 1/1/2025 (b)	150,000	152,072
City of Decatur
GO, 4.00%, 3/1/2024	120,000	120,000
GO, 4.00%, 3/1/2025	195,000	196,299
GO, 4.00%, 3/1/2026	340,000	346,184
GO, 4.00%, 3/1/2027	200,000	206,214
City of Springfield, Electric System, Senior Lien
Series 2015, Rev., 5.00%, 3/1/2025	130,000	131,895
Rev., 5.00%, 3/1/2028	60,000	60,746
County of Cook
Series 2022A, GO, 5.00%, 11/15/2024	1,250,000	1,263,059
Series 2022 A, GO, 5.00%, 11/15/2025	95,000	97,731
Series 2021B, GO, 4.00%, 11/15/2026	120,000	123,331
Series 2021A, GO, 5.00%, 11/15/2028	110,000	120,484
Du Page and Will Counties Community School District No. 204 Indian Prairie GO, 4.00%, 12/30/2024	100,000	100,573
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
DuPage County Community Unit School District No. 200 Wheaton-Warrenville Series 2019, GO, 5.00%, 10/1/2024	75,000	75,662
Illinois Finance Authority, Advocate Health Care
Series 2013A, Rev., 5.00%, 6/1/2024	50,000	50,033
Series 2014, Rev., 5.00%, 8/1/2024 (b)	19,525,000	19,650,844
Illinois Finance Authority, Advocate Health Care Network Series 2014, Rev., 5.00%, 8/1/2024 (b)	115,000	115,741
Illinois Finance Authority, Edward Elmhurst Healthcare Series 2017 A, Rev., 5.00%, 1/1/2027 (b)	25,000	26,533
Illinois Finance Authority, Northwestern University Series 2015, Rev., 5.00%, 12/1/2026	80,000	82,555
Illinois Finance Authority, OSF Healthcare System
Series 2015A, Rev., 5.00%, 11/15/2024	140,000	141,269
Series 2020 B-1, Rev., 5.00%, 11/15/2024 (c)	2,660,000	2,665,102
Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.70%), 4.00%, 3/7/2024 (d)	5,790,000	5,678,735
Illinois Finance Authority, Riverside Health System Rev., 5.00%, 11/15/2024	1,680,000	1,682,173
Illinois Finance Authority, Rush University Medical Center Obligated Group
Series 2015A, Rev., 5.00%, 11/15/2024	860,000	868,391
Series 2015A, Rev., 5.00%, 11/15/2025	440,000	448,467
Series 2015A, Rev., 5.00%, 11/15/2027	70,000	71,331
Series 2015A, Rev., 5.00%, 11/15/2028	125,000	127,320
Illinois Finance Authority, State Clean Water Initiative
Series 2017, Rev., 5.00%, 7/1/2024	100,000	100,535
Series 2019, Rev., 5.00%, 7/1/2024	50,000	50,268
Series 2016, Rev., 4.00%, 7/1/2026	60,000	61,230
Series 2016, Rev., 5.00%, 1/1/2028	160,000	165,877
Illinois Finance Authority, Swedish Covenant Hospital
Series 2016A, Rev., 5.00%, 8/15/2026 (b)	355,000	370,731
Series 2016 A, Rev., 5.25%, 8/15/2026 (b)	60,000	63,010
Illinois Finance Authority, The Carle Foundation
Series 2021A, Rev., 5.00%, 8/15/2025	40,000	40,938
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Series 2021A, Rev., 5.00%, 8/15/2028	270,000	293,596
Illinois Finance Authority, The University of Chicago Medical Center Series A, Rev., 5.00%, 8/15/2024	505,000	507,925
Illinois Finance Authority, University of Chicago Series 2015A, Rev., 5.00%, 10/1/2025 (b)	27,000,000	27,774,020
Illinois Finance Authority, University Of Chicago Series 2014A, Rev., 5.00%, 10/1/2026	65,000	65,547
Illinois Housing Development Authority Rev., FHA, 4.00%, 6/1/2025 (c)	2,785,000	2,789,917
Illinois Municipal Electric Agency, Power Supply System
Series 2015A, Rev., 5.00%, 2/1/2025	45,000	45,600
Series 2015A, Rev., 5.00%, 2/1/2026	300,000	306,967
Illinois State Toll Highway Authority
Series 2013A, Rev., 5.00%, 4/2/2024	2,340,000	2,342,825
Series 2014B, Rev., 5.00%, 4/2/2024	1,640,000	1,641,915
Series 2019 B, Rev., 5.00%, 1/1/2026	20,000	20,745
Kankakee & Will Counties Community Unit School District No. 5 Series 2015, GO, 4.00%, 5/1/2025	100,000	99,997
Lake Cook Kane & McHenry Counties Community Unit School District 220 Barrington Series 2022, GO, 5.00%, 12/1/2024	170,000	172,214
Lake County School District No. 112 North Shore Series 2022, GO, 5.00%, 12/1/2024	335,000	339,313
Northern Illinois Municipal Power Agency Series 2016 A, Rev., 5.00%, 12/1/2026	45,000	47,455
Public Building Commission of Chicago Series 2006, Rev., AMBAC, 5.25%, 3/1/2024	1,000,000	1,000,000
Railsplitter Tobacco Settlement Authority
Rev., 5.00%, 6/1/2025 (b)	330,000	337,000
Series 2017, Rev., 5.00%, 6/1/2026 (b)	645,000	672,229
Regional Transportation Authority Series 2017A, Rev., 5.00%, 7/1/2024	70,000	70,372
Southwestern Illinois Development Authority Series 2020, Rev., 5.00%, 4/15/2024	120,000	120,207
State of Illinois
Series 2021C, GO, 4.00%, 3/1/2024	1,075,000	1,075,000
Series 2021A, GO, 5.00%, 3/1/2024	1,375,000	1,375,000
Series 2021B, GO, 5.00%, 3/1/2024	360,000	360,000
Series 2022A, GO, 5.00%, 3/1/2024	5,840,000	5,840,000
Series 2022B, GO, 5.00%, 3/1/2024	5,760,000	5,760,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Series 2018A, GO, 4.00%, 5/1/2024	50,000	50,028
Series 2018A, GO, 5.00%, 10/1/2024	50,000	50,417
Series 2022B, GO, 5.00%, 3/1/2025	1,400,000	1,421,284
Series 2014, GO, 5.00%, 5/1/2025	2,165,000	2,169,862
Series 2018B, GO, 5.00%, 10/1/2025	35,000	35,867
Series 2020B, GO, 5.00%, 10/1/2025	40,000	40,991
Series 2020D, GO, 5.00%, 10/1/2025	45,000	46,115
Series 2017D, GO, 5.00%, 11/1/2025	4,050,000	4,155,507
Series 2017A, GO, 5.00%, 12/1/2025	250,000	256,842
GO, 5.00%, 2/1/2026	25,000	25,755
Series 2014, GO, 5.00%, 2/1/2026	2,000,000	2,002,175
Series 2021A, GO, 5.00%, 3/1/2026	150,000	154,745
Series 2016-6, GO, 5.00%, 6/1/2026	585,000	606,125
Series 2018B, GO, 5.00%, 10/1/2026	125,000	130,296
Series 2020B, GO, 5.00%, 10/1/2026	1,305,000	1,360,286
Series 2017D, GO, 5.00%, 11/1/2026	19,635,000	20,501,294
Series 2019 A, GO, 5.00%, 11/1/2026	50,000	52,197
Series 2022A, GO, 5.00%, 3/1/2027	50,000	52,494
Series 2023D, GO, 5.00%, 7/1/2028	75,000	80,702
Series 2020B, GO, 5.00%, 10/1/2028	175,000	188,994
Series 2017D, GO, 5.00%, 11/1/2028	330,000	350,973
Series 2021A, GO, 5.00%, 12/1/2028	50,000	54,154
State of Illinois Sales Tax Series 2013, Rev., 5.00%, 6/15/2026	1,865,000	1,867,717
State of Illinois, Sales Tax
Rev., 5.00%, 6/15/2024	550,000	551,100
Series 2016A, Rev., 5.00%, 6/15/2024	115,000	115,795
Series 2002-4, Rev., NATL - RE, 6.00%, 6/15/2024	425,000	429,117
Tender Option Bond Trust Receipts/ Certificates Series 2017-XF2500, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.35%, 3/11/2024 (c) (e)	1,840,000	1,840,000
University of Illinois, Auxiliary Facilities System
Series 2018A, Rev., 5.00%, 4/1/2024	120,000	120,131
Series 2021 A, Rev., 5.00%, 4/1/2024	435,000	435,473
Village of Midlothian GO, AGM, 4.00%, 1/1/2025	40,000	40,165
Village of Rantoul GO, 4.00%, 1/1/2025	350,000	351,871
Will County School District No. 86 Joliet Series 2015C, GO, AGM - CR, 5.00%, 3/1/2024	6,005,000	6,005,000
Total Illinois		141,099,793
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	203

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — 0.1%
Avon Community School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 7/15/2024	25,000	25,053
Brownsburg 1999 School Building Corp., Ad Valorem Property Tax First Mortgage Series 2015B, Rev., 5.00%, 7/15/2024	30,000	30,156
Carmel Local Public Improvement Bond Bank Series 2021A, Rev., 4.00%, 7/15/2025	65,000	65,684
Carmel Redevelopment Authority, Option Income Tax Lease Rental Series 2014B, Rev., 5.00%, 7/1/2024	70,000	70,363
City of Indianapolis, Department of Public Utilities Water System Series 2018A, Rev., 5.00%, 10/1/2026	25,000	26,367
Clark Pleasant Middle School Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 1/15/2025	35,000	35,184
Fishers Industrial Redevelopment District, Income Tax Rev., 4.00%, 7/15/2024	35,000	35,048
Fort Wayne Redevelopment Authority Lease Rental Series 2014A, Rev., 3.00%, 8/1/2024	50,000	49,865
Franklin Township-Marion County Multiple School Building Corp. Series 2015B, Rev., 5.00%, 7/15/2024	45,000	45,053
GCS School Building Corp. One, Unlimited Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2026	45,000	46,446
Indiana Finance Authority Series 2016C, Rev., 5.00%, 12/1/2024	40,000	40,550
Indiana Finance Authority, Community Foundation Of Northern Indiana Obligated Group
Series 2015, Rev., 5.00%, 3/1/2024	45,000	45,000
Series 2016, Rev., 5.00%, 9/1/2026	40,000	41,760
Indiana Finance Authority, CWA Authority Project
Series 2021-2, Rev., 5.00%, 10/1/2024	25,000	25,240
Series 2021-2, Rev., 5.00%, 10/1/2025	70,000	72,061
Indiana Finance Authority, Deaconess Health System Series 2015A, Rev., 4.00%, 3/1/2025 (b)	90,000	90,617
Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group Series 2016B, Rev., 5.00%, 11/1/2024	345,000	348,721
Indiana Finance Authority, Goshen Health Series 2019B, Rev., 2.10%, 11/1/2026 (c)	60,000	57,196
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Indiana Finance Authority, Indiana University Health Obligated Group
Series 2019C, Rev., 5.00%, 12/1/2024	450,000	454,900
Series 2019B, Rev., 2.25%, 7/1/2025 (c)	150,000	147,339
Indiana Health Facility Financing Authority, Ascension Health Credit Group Series 2005A-7, Rev., 4.00%, 10/1/2025	30,000	30,477
Indiana Municipal Power Agency, Power Supply System
Series 2014A, Rev., 5.00%, 1/1/2027	25,000	25,341
Series 2016C, Rev., 5.00%, 1/1/2027	205,000	213,502
Series 2016C, Rev., 5.00%, 1/1/2028	120,000	124,922
Indianapolis Local Public Improvement Bond Bank Series 2021A, Rev., 5.00%, 6/1/2024	395,000	396,397
Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 3.25%, 1/1/2025	100,000	99,930
IPS Multi-School Building Corp., First Mortgage Series 2015, Rev., 5.00%, 7/15/2026	20,000	20,283
Ivy Tech Community College of Indiana, Student Fee
Series T, Rev., 5.00%, 7/1/2024	70,000	70,354
Series W, Rev., 5.00%, 7/1/2024	30,000	30,152
Series W, Rev., 5.00%, 7/1/2025	25,000	25,587
Jackson County Building Corp. Rev., 2.00%, 1/15/2025	125,000	122,887
New Prairie United School District Building Corp., First Mortgage Rev., 4.00%, 1/15/2025	35,000	35,223
Pike Township Multi-School Building Corp., First Mortgage Rev., 5.00%, 7/15/2024	350,000	351,926
South Bend Community School Building Corp. Series 2017, Rev., 4.00%, 7/15/2024	30,000	30,069
South Gibson School Building Corp., First Mortgage Rev., 4.00%, 1/10/2025	40,000	40,256
Southmont School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 1/15/2025	20,000	20,300
Twin Lakes School Building Corp., First Mortgage Rev., 4.00%, 7/15/2024	35,000	35,042
Winfield Building Corp., Indiana Lease Rental, Sewage Works Treatment Plant Project
Series 2020B, Rev., 4.00%, 7/15/2024	35,000	35,055
SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
Series 2020B, Rev., 4.00%, 1/15/2025	40,000	40,193
Series 2020B, Rev., 4.00%, 7/15/2025	40,000	40,362
Series 2020A, Rev., 4.00%, 1/15/2026	110,000	111,561
Series 2020B, Rev., 4.00%, 1/15/2026	40,000	40,568
Zionsville Community Schools Building Corp., First Mortgage, Capital Appreciation Series 2003Z, Rev., NATL - RE, Zero Coupon, 1/15/2025	25,000	24,249
Total Indiana		3,717,239
Iowa — 1.8%
City of Davenport Series 2023, GO, 5.00%, 6/1/2024	50,000	50,198
County of Linn Series 2019, COP, 5.00%, 6/1/2024	90,000	90,345
Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 3.55%, 3/11/2024 (c)	21,600,000	21,600,000
State of Iowa
Series 2016A, Rev., 5.00%, 6/1/2024	60,000	60,227
Series 2016A, Rev., 5.00%, 6/1/2025	40,000	40,898
State of Iowa Board of Regents, University of Iowa, Hospitals and Clinics Series S, Rev., 5.00%, 9/1/2025	25,000	25,758
University of Iowa (The), Parking System Bond Anticipation Project Series 2023, Rev., BAN, 3.50%, 7/1/2026	24,140,000	24,075,020
Waukee Community School District Series 2019B, GO, 5.00%, 6/1/2024	500,000	501,890
Waukee Community School District Infrastructure Sales Services & Use Tax Series 2017A, Rev., 4.00%, 6/1/2024	1,220,000	1,221,418
Total Iowa		47,665,754
Kansas — 0.2%
City of Derby Series 2024-1, GO, 4.00%, 12/1/2026 (f)	4,180,000	4,239,839
City of Lawrence Series I, GO, 5.00%, 5/1/2024	455,000	455,878
City of Manhattan, Temporary Notes Series 2020-03, GO, 0.75%, 6/15/2024	100,000	98,808
County of Shawnee COP, 3.00%, 9/1/2024	35,000	34,894
Franklin County Unified School District No. 290 Ottawa Series A, GO, 4.00%, 9/1/2025 (b)	55,000	55,767
Johnson County Unified School District No. 233 Olathe Series 2016A, GO, 4.00%, 9/1/2024 (b)	25,000	25,095
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Kansas — continued
Kansas Development Finance Authority, University of Kansas Project Series 2020 B, Rev., 5.00%, 5/1/2024	55,000	55,134
Rice County Unified School District No. 376 Sterling Series 2015, GO, AGM, 4.00%, 9/1/2025 (b)	1,200,000	1,215,858
Sedgwick County Unified School District No. 266 Maize Series 2017, GO, 5.00%, 9/1/2024	100,000	100,810
Total Kansas		6,282,083
Kentucky — 0.8%
Campbell Kenton & Boone Counties Sanitation District No. 1 Series 2020, Rev., 5.00%, 8/1/2024	25,000	25,176
Johnson County School District Finance Corp. Series 2023, Rev., 4.00%, 4/1/2024	1,000,000	1,000,099
Kenton County Public Properties Corp., Court Facilities Project Rev., 3.00%, 3/1/2024	500,000	500,000
Kentucky Asset Liability Commission, Federal Highway Trust Fund
Series 2021A, Rev., 5.00%, 11/1/2024	615,000	621,231
Series 2015A, Rev., 5.00%, 9/1/2025	165,000	169,204
Series 2023A, Rev., 5.00%, 9/1/2025	130,000	133,312
Series 2015A, Rev., 5.00%, 9/1/2026	260,000	266,280
Series A, Rev., 5.00%, 9/1/2026	40,000	40,270
Kentucky Economic Development Finance Authority, Catholic Health Initiatives Series 2011B-3, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 4.70%, 3/7/2024 (d)	12,715,000	12,721,370
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group Series 2019A-1, Rev., 5.00%, 8/1/2025	685,000	698,467
Kentucky Municipal Power Agency, Prairie State Project Series 2015A, Rev., NATL - RE, 5.00%, 9/1/2024	310,000	312,210
Kentucky Public Energy Authority, Gas Supply
Series 2018A, Rev., 4.00%, 3/15/2024 (c)	265,000	265,204
Series 2020A, Rev., 4.00%, 6/1/2026 (c)	710,000	709,410
Kentucky State Property and Building Commission, Project No. 108
Series B, Rev., 5.00%, 8/1/2024	50,000	50,284
Series B, Rev., 5.00%, 8/1/2026	45,000	47,241
Series A, Rev., 5.00%, 8/1/2028	75,000	76,825
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	205

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kentucky — continued
Kentucky State Property and Building Commission, Project No. 112
Series B, Rev., 5.00%, 11/1/2025	100,000	102,731
Series B, Rev., 5.00%, 11/1/2026	75,000	79,159
Kentucky State Property and Building Commission, Project No. 115 Rev., 5.00%, 4/1/2028	20,000	21,284
Kentucky State Property and Building Commission, Project No. 122 Series A, Rev., 5.00%, 11/1/2027	50,000	53,830
Kentucky State Property and Building Commission, Project No.119 Rev., 5.00%, 5/1/2024	700,000	701,430
Kentucky Turnpike Authority, Revitalization Projects
Series 2014A, Rev., 5.00%, 7/1/2024	105,000	105,535
Series B, Rev., 5.00%, 7/1/2025	265,000	271,297
Series B, Rev., 4.00%, 7/1/2027	205,000	211,696
Series 2016A, Rev., 5.00%, 7/1/2027	90,000	94,049
Lexington-Fayette Urban County Government Sewer System Series 2014A, Rev., 5.00%, 9/1/2024	155,000	156,339
Lexington-Fayette Urban County Government, Various Purpose
Series 2012B, GO, 3.00%, 7/1/2024	100,000	99,769
Series 2017A, GO, 5.00%, 9/1/2024	235,000	237,031
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc.
Series 2016 A, Rev., 5.00%, 10/1/2026	25,000	26,139
Series 2016A, Rev., 5.00%, 10/1/2027	25,000	25,928
Louisville and Jefferson County Metropolitan Sewer District Green Bond Certified Series 2022 A, Rev., 5.00%, 5/15/2024	75,000	75,260
Oldham County School District Finance Corp. Series 2023, Rev., 4.00%, 5/1/2024	20,000	20,014
Scott County School District Finance Corp. Rev., 5.00%, 6/1/2025	20,000	20,412
University of Kentucky, General Receipts
Series 2014A, Rev., 4.00%, 4/1/2024 (b)	175,000	175,061
Series 2014A, Rev., 5.00%, 4/1/2024	200,000	200,222
Series 2015B, Rev., 5.00%, 10/1/2024	20,000	20,190
Total Kentucky		20,333,959
Louisiana — 2.4%
Ascension Parish School Board
Series 2013A, GO, 4.00%, 3/1/2024 (b)	25,000	25,000
Series 2020, GO, 4.00%, 3/1/2024	280,000	280,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Louisiana — continued
City of New Orleans, Water System Series 2014, Rev., 5.00%, 12/1/2024 (b)	45,000	45,569
East Baton Rouge Sewerage Commission Series 2014B, Rev., 5.00%, 2/1/2025 (b)	270,000	274,740
Ernest N Morial New Orleans Exhibition Hall Authority Series 2022, Rev., 5.00%, 7/15/2024	375,000	376,586
Housing And Redevelopment Authority of The City of St. Paul Minnesota, Healtheast care System Series 2014, GO, 5.00%, 3/1/2024	25,000	25,000
Jefferson Parish School Board Series 2015, GO, 5.00%, 3/1/2024	50,000	50,000
Louisiana Local Government Environmental Facilities and Community Development Authority, City Of Lake Charles Public Improvement Projects Series 2017, Rev., 5.00%, 5/1/2024	25,000	25,061
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 360 Project Series 2014, Rev., 5.00%, 10/1/2024 (b)	140,000	141,347
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Series 2017, Rev., 5.00%, 10/1/2024	1,250,000	1,260,029
Louisiana Public Facilities Authority, Elementus Minerals, LLC Project Series 2023, Rev., 5.00%, 11/1/2025 (c) (e)	12,400,000	12,560,514
Louisiana Public Facilities Authority, Hurricane Recovery Program Series 2014, Rev., 5.00%, 6/1/2024	120,000	120,462
Louisiana Public Facilities Authority, Tulane University of Louisiana Project Series 2016A, Rev., 5.00%, 12/15/2026	70,000	73,790
Louisiana State University and Agricultural and Mechanical College, Auxiliary Facilities System Series 2016A, Rev., 5.00%, 7/1/2024	75,000	75,299
St Charles Parish School District No. 1 Series 2015, GO, 5.00%, 3/1/2024	45,000	45,000
State of Louisiana
Series A, GO, 5.00%, 5/1/2024	50,000	50,137
Series 2014C, GO, 5.00%, 8/1/2025	65,000	65,480
State of Louisiana Gasoline & Fuels Tax
Series 2014B, Rev., 4.00%, 5/1/2024 (b)	40,000	40,044
Series 2014B, Rev., 5.00%, 5/1/2024 (b)	70,000	70,187
SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Louisiana — continued
State of Louisiana Gasoline and Fuels Tax
Series 2014B, Rev., 5.00%, 5/1/2024 (b)	30,000	30,080
Series A, Rev., 4.50%, 5/1/2025 (b)	31,500,000	31,976,438
State of Louisiana Gasoline and Fuels Tax, Second Lien
Series 2023 A-2, Rev., VRDO, LOC : TD Bank NA, 2.95%, 3/1/2024 (c)	9,000,000	9,000,000
Series 2022A, Rev., (SOFR + 0.50%), 4.22%, 3/7/2024 (d)	7,880,000	7,732,665
Terrebonne Parish Consolidated Government Series 2015, GO, 5.00%, 3/1/2024	30,000	30,000
Total Louisiana		64,373,428
Maine — 0.0% ^
Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 5.00%, 7/1/2026	35,000	36,304
Maine Municipal Bond Bank Series 2014C, Rev., 5.00%, 11/1/2024	25,000	25,284
Maine School Administrative District No. 51 GO, 4.00%, 8/1/2025	50,000	50,612
University of Maine System Rev., 5.00%, 3/1/2025	55,000	55,936
Total Maine		168,136
Maryland — 1.1%
County of Baltimore GO, 5.00%, 3/1/2024	50,000	50,000
County of Baltimore, Consolidated Public Improvement GO, 5.00%, 2/1/2025	25,000	25,441
County of Baltimore, Equipment Acquisition Program Series 2022, COP, 5.00%, 3/1/2024	430,000	430,000
County of Charles Series 2016, GO, 5.00%, 10/1/2024	100,000	101,030
County of Montgomery
Series 2020B, COP, 4.00%, 4/1/2024	100,000	100,035
Series 2014A, GO, 5.00%, 11/1/2024	45,000	45,559
Series 2014A, GO, 5.00%, 11/1/2024 (b)	25,000	25,309
Series 2015 B, GO, 5.00%, 12/1/2024	150,000	150,188
County of Montgomery, Trinity Health Credit Group Series 2013MD, Rev., VRDO, 3.75%, 6/3/2024 (c)	14,675,000	14,675,000
County of Prince George's, Consolidated Public Improvement
Series 2013A, GO, 3.00%, 3/1/2024	30,000	30,000
Series 2014A, GO, 4.00%, 9/1/2024	30,000	30,110
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Maryland — continued
County of Prince George's, Maryland Chesapeake Lighthouse Charter School Project Series A, Rev., 7.00%, 12/1/2024 (b)	1,000,000	1,044,802
County of Worcester Series 2014A, GO, 5.00%, 3/1/2024	225,000	225,000
Maryland Community Development Administration, Housing and Community Development Series 2019A, Rev., 2.10%, 3/1/2024	20,000	20,000
Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Issue Rev., 5.00%, 7/1/2025	45,000	45,904
Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue
Rev., 5.00%, 8/15/2024	85,000	85,485
Series 2013A, Rev., 5.00%, 8/15/2024	570,000	570,282
Series 2020B-1, Rev., 5.00%, 7/1/2025 (c)	900,000	910,671
Maryland Health and Higher Educational Facilities Authority, Peninsula Regional Medical Center Series 2015, Rev., 5.00%, 7/1/2024 (b)	9,320,000	9,354,714
Maryland Health and Higher Educational Facilities Authority, Western Maryland Health System Series 2014, Rev., 5.25%, 7/1/2024 (b)	55,000	55,320
Maryland Stadium Authority, Construction and Revitalization Program Series 2018A, Rev., 5.00%, 5/1/2024	25,000	25,068
Maryland Water Infrastructure Financing Administration Bay Restoration Fund Series 2016, Rev., 5.00%, 3/1/2024	220,000	220,000
State of Maryland
Series 2019 FIRST SERIES, GO, 5.00%, 3/15/2024	130,000	130,067
Series 2020A-1, GO, 5.00%, 3/15/2024	515,000	515,266
Series 2016, GO, 4.00%, 6/1/2028	25,000	25,009
State of Maryland Department of Transportation Series 2015 THIRD ISSUE, Rev., 4.00%, 12/15/2024	195,000	195,057
State of Maryland Department of Transportation, Second Issue Rev., 5.00%, 6/1/2025	65,000	65,052
State of Maryland, State and Local Facilities Loan of 2017 Series A, GO, 5.00%, 3/15/2024	100,000	100,052
Total Maryland		29,250,421
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	207

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — 1.6%
City of Attleboro Series 2016, GO, 4.00%, 3/15/2024	210,000	210,038
City of Boston
Series 2014A, GO, 4.00%, 3/1/2024 (b)	40,000	40,000
Series 2015B, GO, 5.00%, 4/1/2024	55,000	55,075
City of Chicopee Series 2016, GO, 4.00%, 8/15/2024	30,000	30,110
City of Marlborough Series 2020, GO, 5.00%, 5/15/2024	20,000	20,069
City of Springfield Series 2019, GO, 5.00%, 3/1/2024	50,000	50,000
City of Woburn, Municipal Purpose Loan GO, 2.63%, 11/15/2025	100,000	98,674
Commonwealth of Massachusetts
Series B, GO, 5.00%, 4/1/2024	20,000	20,026
Series 2018 C, GO, 5.00%, 4/19/2024	1,485,000	1,487,326
Series 2015A, GO, 5.00%, 5/1/2024	80,000	80,094
Series E, GO, 5.00%, 9/1/2024	125,000	125,156
Commonwealth of Massachusetts Federal Highway, Accelerated Bridge Program Series 2014A, Rev., GAN, 5.00%, 6/15/2024	25,000	25,120
Commonwealth of Massachusetts Federal Highway, Grant Anticipation Note Series 2014A, Rev., GAN, 5.00%, 6/15/2025	25,000	25,128
Massachusetts Development Finance Agency, Caregroup
Series 2015 H-1, Rev., 5.00%, 7/1/2024 (b)	210,000	211,090
Series 2015 H-1, Rev., 5.00%, 7/1/2024	330,000	331,390
Series 2015 H-1, Rev., 5.00%, 7/1/2025 (b)	60,000	61,449
Series 2015 H-1, Rev., 5.00%, 7/1/2025	20,000	20,405
Massachusetts Development Finance Agency, Children's Hospital Corp Obligated Group Series 2014P, Rev., 5.00%, 10/1/2024 (b)	17,000,000	17,173,242
Massachusetts Development Finance Agency, Partners Healthcare System Issue
Series 2019T-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 3.90%, 3/7/2024 (d) (e)	1,075,000	1,071,021
Series 2017S-2, Rev., 5.00%, 1/30/2025 (c)	395,000	400,741
Massachusetts School Building Authority, Dedicated Sales Tax Series 2018A, Rev., 5.00%, 2/15/2028	30,000	30,035
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Massachusetts State College Building Authority
Series 2017D, Rev., 5.00%, 5/1/2024	45,000	45,127
Series 2016A, Rev., 4.00%, 5/1/2025	20,000	20,224
Massachusetts Water Resources Authority
Series 2014F, Rev., 5.00%, 8/1/2024 (b)	30,000	30,218
Series 2014F, Rev., 5.00%, 8/1/2024	5,000	5,038
Montachusett Regional Transit Authority Rev., RAN, GTD, 4.50%, 7/26/2024	11,000,000	11,029,934
Nauset Regional School District GO, BAN, 5.00%, 5/16/2024	1,000,000	1,003,306
Southeastern Massachusetts Regional 911 District GO, BAN, 5.00%, 10/10/2024	1,739,855	1,752,779
Springfield Water and Sewer Commission Series 2019 E, Rev., 4.00%, 4/15/2024	45,000	45,035
Town of Hatfield GO, BAN, 4.50%, 5/16/2024	2,290,000	2,294,779
Town of Marshfield, Municipal Purpose Loan GO, 5.00%, 11/1/2024	25,000	25,036
Town of Middleton, Municipal Purpose Loan GO, 2.50%, 8/15/2025	40,000	39,333
Town of Randolph GO, BAN, 4.75%, 6/27/2024	3,303,800	3,313,941
Town of Tewksbury, Municipal Purpose Loan GO, 4.00%, 1/15/2025	25,000	25,231
Town of West Springfield GO, BAN, 4.75%, 6/20/2024	1,430,000	1,433,671
University of Massachusetts Building Authority Series 1, Rev., 5.00%, 11/1/2024 (b)	45,000	45,529
Total Massachusetts		42,675,370
Michigan — 3.5%
Caledonia Community Schools Series 2014, GO, Q-SBLF, 5.00%, 5/1/2024	65,000	65,175
City of Battle Creek Series 2018, GO, 5.00%, 5/1/2024	25,000	25,056
City of Brighton Series 2021, GO, 4.00%, 10/1/2024	80,000	80,341
City of Detroit, Unlimited Tax Series 2004A, Rev., AGM, 5.25%, 7/1/2024	25,000	25,154
City of Grand Rapids, Capital Improvement, Limited Tax GO, 5.00%, 4/1/2024	50,000	50,056
City of Lathrup Village, Limited Tax GO, 5.00%, 10/1/2025	45,000	46,346
County of Jackson, Transportation GO, 2.00%, 5/1/2024	250,000	249,084
SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
County of Macomb, Limited Tax Series 2015, GO, 4.00%, 5/1/2024	205,000	205,189
Grand Valley State University
Series 2016A, Rev., 5.00%, 12/1/2024	670,000	678,231
Series 2016A, Rev., 5.00%, 12/1/2027	1,625,000	1,666,913
Great Lakes Water Authority, Water Supply System, Second Lien Series 2018A, Rev., 5.00%, 7/1/2024	55,000	55,280
Kalamazoo Hospital Finance Authority, Bronson Healthcare Group, Inc. Rev., 5.00%, 5/15/2024 (b)	5,000	5,015
Karegnondi Water Authority, Water Supply System Series 2014A, Rev., 5.00%, 11/1/2026	125,000	125,085
Kent Hospital Finance Authority, Mary Free Bed Rehabilitation Hospital
Series 2021A, Rev., 5.00%, 4/1/2024	540,000	540,278
Series 2021A, Rev., 5.00%, 4/1/2025	565,000	571,142
L'Anse Creuse Public Schools Series 2015, GO, Q-SBLF, 5.00%, 5/1/2025 (b)	50,000	51,096
Linden Community School District, School Building and Site, Unlimited Tax Series 2021I, GO, Q-SBLF, 4.00%, 5/1/2025	30,000	30,257
Livonia Municipal Building Authority, Limited Tax Rev., 4.00%, 5/1/2024	40,000	40,037
Michigan Finance Authority
Series 2016C-3, Rev., 5.00%, 4/1/2024	285,000	285,299
Series 2015A, Rev., 5.00%, 8/1/2024 (b)	160,000	160,999
Michigan Finance Authority, Ascension Senior Credit Group Series 2016E-1, Rev., 4.00%, 8/15/2024 (c)	60,000	60,073
Michigan Finance Authority, Beaumont Health Credit Group
Series 2022A, Rev., 5.00%, 4/15/2024	645,000	646,144
Series 2015A, Rev., 5.00%, 8/1/2024 (b)	440,000	442,745
Series D-2, Rev., AGM, 5.00%, 7/1/2028	1,560,000	1,569,164
Michigan Finance Authority, Clean Water Revolving Fund
Series 2016B, Rev., 5.00%, 10/1/2024	150,000	151,572
Series 2018B, Rev., 5.00%, 10/1/2024	70,000	70,733
Michigan Finance Authority, Detroit Regional Convention Facility Authority Series 2014H-1, Rev., 5.00%, 10/1/2024	305,000	305,350
Michigan Finance Authority, Henry Ford Health System
Series 2016, Rev., 5.00%, 11/15/2025	240,000	246,498
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
Rev., 5.00%, 11/15/2027	20,000	20,884
Michigan Finance Authority, Hospital Trinity Health Credit Group
Series 2015MI, Rev., 5.50%, 12/1/2026	635,000	651,923
Series 2017A-MI, Rev., 5.00%, 12/1/2027	60,000	64,357
Series 2015MI, Rev., 5.50%, 12/1/2027	1,935,000	1,986,094
Michigan Finance Authority, Local Government Loan Program, Detroit Water and Sewerage Department, Sewage Disposal
Series 2014C-3, Rev., AGM, 5.00%, 7/1/2027	175,000	175,988
Series 2014C-7, Rev., NATL - RE, 5.00%, 7/1/2028	1,000,000	1,003,985
Michigan Finance Authority, Midmichigan Health Series 2014, Rev., 5.00%, 6/1/2024 (b)	600,000	602,342
Michigan Finance Authority, Trinity Health Credit Group
Series 2013MI-1, Rev., VRDO, 3.81%, 6/1/2024 (c)	5,000,000	5,000,000
Series 2017A-MI, Rev., 5.00%, 12/1/2024	755,000	763,720
Series 2019MI-2, Rev., 5.00%, 2/1/2025 (c)	6,910,000	6,999,626
Series 2017A-MI, Rev., 5.00%, 12/1/2026	25,000	26,310
Michigan State Building Authority, Facilities Program
Series 2023-I, Rev., VRDO, 3.40%, 3/11/2024 (c)	20,000,000	20,000,000
Series 2019 I, Rev., 5.00%, 4/15/2024	125,000	125,202
Michigan State Building Authority, Multi Modal Program Series III, Rev., VRDO, 3.40%, 3/11/2024 (c)	8,635,000	8,635,000
Michigan State Hospital Finance Authority, Ascension Health Credit Group
Series 2010F-3, Rev., 4.00%, 7/1/2024 (c)	275,000	275,219
Series 1999B-4, Rev., 5.00%, 11/15/2027	770,000	784,123
Michigan State Hospital Finance Authority, Trinity Health Credit Group Series 2008C, Rev., 5.00%, 12/1/2024	610,000	617,045
Michigan State University Series 2015A, Rev., 5.00%, 8/15/2028	25,000	25,654
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	209

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Michigan Strategic Fund Limited Obligation, Facility For Rare Isotope Beams Projects At Michigan State University Series 2014, Rev., 5.00%, 3/1/2024	280,000	280,000
Michigan Strategic Fund, Rare Isotope Beams Projects Series 2014, Rev., 5.00%, 3/1/2024 (b)	35,000	35,000
North Gratiot Interceptor Drain Drainage District Series 2015, GTD, 5.00%, 5/1/2024	30,000	30,069
North Kent Sewer Authority Series 2016, Rev., 5.00%, 11/1/2024	755,000	763,734
Portage Public Schools Series 2016, GO, 5.00%, 11/1/2024	25,000	25,294
RIB Floater Trust Various States Series 46, Rev., VRDO, LOC : Barclays Bank plc, 3.90%, 3/1/2024 (c) (e)	30,000,000	30,000,000
Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group Series 2014D, Rev., 5.00%, 3/1/2024 (b)	2,240,000	2,240,000
Saginaw City School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2024	35,000	35,085
Schoolcraft Community College District, Limited Tax GO, 3.00%, 5/1/2024	115,000	114,852
South Lake Schools, School Building and Site GO, Q-SBLF, 4.00%, 11/1/2024	25,000	25,024
State of Michigan
Series 2016, Rev., GAN, 5.00%, 3/15/2024	760,000	760,392
Series 2016, Rev., GAN, 5.00%, 3/15/2025	25,000	25,505
Series 2016, Rev., GAN, 5.00%, 3/15/2026	35,000	36,443
Troy School District Series 2015, GO, Q-SBLF, 5.00%, 5/1/2024	40,000	40,109
University of Michigan Series 2014A, Rev., 5.00%, 4/1/2024	20,000	20,025
Wayne County Airport Authority Series C, Rev., 5.00%, 12/1/2026	210,000	221,969
Wayne State University Series 2019A, Rev., 5.00%, 11/15/2024	210,000	212,281
Western Michigan University Series 2015A, Rev., 5.00%, 11/15/2024	40,000	40,459
Total Michigan		91,112,025
Minnesota — 1.6%
City of St. Cloud, Centracare Health System
Series 2014B, Rev., 5.00%, 5/1/2024	1,375,000	1,377,456
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — continued
Series 2016A, Rev., 5.00%, 5/1/2026	55,000	57,011
City of St. Cloud, Infrastructure Management Fund Series 2013A, GO, 3.00%, 2/1/2025	45,000	44,830
City of West St. Paul Series 2017A, GO, 4.00%, 2/1/2025	30,000	30,209
County of Clay Series 2017A, GO, 5.00%, 2/1/2025	50,000	50,882
Duluth Independent School District No. 709
Series A, COP, 4.00%, 2/1/2027	50,000	50,687
Series A, COP, 4.00%, 2/1/2028	2,750,000	2,786,942
Series 2019B, COP, 5.00%, 2/1/2028	395,000	424,956
Housing And Redevelopment Authority of The City of St. Paul Minnesota, Healtheast care System Series 2015A, Rev., 5.00%, 11/15/2025 (b)	1,285,000	1,322,822
Metropolitan Council, Minneapolis St. Paul Metropolitan Area
Series 2015 A, GO, 5.00%, 3/1/2024	50,000	50,000
Series 2019A, GO, 5.00%, 3/1/2024	150,000	150,000
Series 2022C, GO, 5.00%, 3/1/2024	100,000	100,000
Minneapolis-St. Paul Metropolitan Airports Commission Series A, Rev., 4.00%, 1/1/2026	60,000	61,145
Minnesota Higher Education Facilities Authority, Cartleton College Series 2017, Rev., 5.00%, 3/1/2024	45,000	45,000
Minnesota Housing Finance Agency Series 2020D, Rev., 4.00%, 8/1/2024	125,000	125,289
Minnesota Municipal Gas Agency Series 2022B, Rev., LIQ : Royal Bank of Canada, (SOFR + 1.00%), 4.56%, 3/7/2024 (d)	35,000,000	34,899,442
Rosemount-Apple Valley-Eagan Independent School District No. 196 Series 2016A, GO, 5.00%, 2/1/2025	35,000	35,608
Sauk Rapids-Rice Independent School District No. 47 Series 2015 A, GO, 5.00%, 4/25/2024	175,000	175,387
St Paul Port Authority, State of Minnesota Freeman Office Building Series 2013-3, Rev., 5.00%, 12/1/2024	125,000	125,176
St. Cloud Independent School District No. 742 Series 2021A, COP, 3.00%, 2/1/2025	125,000	124,227
St. Paul Port Authority, State of Minnesota Freeman Office Building Series 2013-2, Rev., 5.00%, 12/1/2024	20,000	20,028
SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Minnesota — continued
State of Minnesota Series 2014B, GO, 4.00%, 8/1/2025	75,000	75,292
University of Minnesota Series 2016A, Rev., 5.00%, 4/1/2024	100,000	100,130
Total Minnesota		42,232,519
Mississippi — 0.2%
City of Ridgeland GO, 4.00%, 8/1/2024	25,000	25,076
Jackson State University Educational Building Corp. Series 2015A, Rev., 5.00%, 3/1/2024	50,000	50,000
Madison County School District GO, 5.00%, 3/1/2024	25,000	25,000
Mississippi Business Finance Corp., Waste Management, Inc., Project Rev., 0.70%, 9/1/2026 (c)	1,250,000	1,149,464
Mississippi Development Bank, Department of Corrections Walnut Grove Correctional Facility Refunding Bonds Project Series A, Rev., 5.00%, 8/1/2026	35,000	36,486
Mississippi Development Bank, Harrison County Series 2013A, Rev., 5.00%, 1/1/2026	2,190,000	2,265,691
Mississippi Development Bank, Rankin County School District Project
Rev., 5.00%, 6/1/2024	30,000	30,102
Rev., 5.00%, 6/1/2025	35,000	35,700
Rankin County School District, Limited Tax GO, 5.00%, 8/1/2025	25,000	25,665
State of Mississippi
Series 2020B, GO, 5.00%, 9/1/2024	150,000	151,443
Series 2015F, GO, 5.00%, 11/1/2025 (b)	70,000	72,359
State of Mississippi, Tax-Exempt Series 2017A, GO, 5.00%, 10/1/2024	25,000	25,283
University of Mississippi Educational Building Corp., Facilities Refinancing Project Rev., 5.00%, 10/1/2024	195,000	197,043
University of Southern Mississippi (The) Series 2015A, Rev., 5.00%, 3/1/2024	75,000	75,000
Total Mississippi		4,164,312
Missouri — 1.3%
Cape Girardeau School District No. 63 GO, 4.00%, 3/1/2025	25,000	25,179
City of Kansas City Series 2017C, Rev., 5.00%, 9/1/2027	60,000	64,040
City of Kansas City, Downtown Arena Project Series E, Rev., 5.00%, 4/1/2028	30,000	30,535
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Missouri — continued
City of Kansas City, Missouri Special Obligation Refunding and Improvement, Main Streetcar Extension Project Series 2022C, Rev., 5.00%, 9/1/2025	210,000	215,597
City of St. Louis Airport Series 2005, Rev., NATL - RE, 5.50%, 7/1/2027	75,000	81,458
County of Clay Series 2018A, COP, 4.00%, 5/1/2024 (b)	55,000	55,061
County of Dunklin Rev., 3.00%, 12/1/2026	400,000	399,015
County of Greene, Missouri Capital Project Series 2022A, COP, 5.00%, 3/1/2024	25,000	25,000
Fort Zumwalt School District Series 2022, GO, 5.00%, 3/1/2024	100,000	100,000
Health and Educational Facilities Authority of the State of Missouri Series 2021 C, Rev., 5.00%, 5/1/2028 (c)	18,210,000	19,515,509
Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series 2021B, Rev., 4.00%, 5/1/2026 (c)	5,510,000	5,579,085
Health and Educational Facilities Authority of the State of Missouri, Children's Mercy Hospital Obligated Group
Series 2016, Rev., 5.00%, 5/15/2024	740,000	742,215
Rev., 5.00%, 5/15/2025	60,000	61,080
Health and Educational Facilities Authority of the State of Missouri, Mercy Health
Series 2018A, Rev., 5.00%, 6/1/2027	25,000	26,575
Series 2018A, Rev., 5.00%, 6/1/2029	45,000	48,771
Health and Educational Facilities Authority of the State of Missouri, SSM Health Care Obligated Group
Series 2014A, Rev., 5.00%, 6/1/2024 (b)	115,000	115,463
Series 2022A, Rev., 5.00%, 6/1/2026	100,000	103,693
Health and Educational Facilities Authority of the State of Missouri, St. Louis University Rev., 5.00%, 11/15/2028	220,000	228,896
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Health System, Inc. Rev., 5.00%, 11/15/2029	30,000	31,201
Jasper County Reorganized School District No. R-IX Carthage, Missouri Direct Deposit Program Series 2013, GO, 4.00%, 3/1/2024	2,625,000	2,625,000
Jefferson City School District Series 2018, GO, 4.00%, 3/1/2024	160,000	160,000
Joplin Schools, Missouri Direct Deposit Program GO, 4.00%, 3/1/2025	100,000	100,031
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	211

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Missouri — continued
Liberty Public School District No. 53 Series 2023, GO, 5.00%, 3/1/2024	50,000	50,000
Missouri Highway and Transportation Commission Series A, Rev., 5.00%, 5/1/2024	75,000	75,210
Missouri Joint Municipal Electric Utility Commission, Plum Point Project Series 2014A, Rev., 5.00%, 1/1/2025	75,000	75,828
Missouri Joint Municipal Electric Utility Commission, Prairie State Project
Series 2015A, Rev., 5.00%, 12/1/2024	20,000	20,238
Series 2015A, Rev., 5.00%, 6/1/2028	100,000	101,733
Missouri State Board of Public Buildings
Series 2016 A, Rev., 4.00%, 4/1/2024	50,000	50,027
Series 2017 A, Rev., 5.00%, 4/1/2024	25,000	25,032
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series 2013A, Rev., 5.00%, 7/1/2024	360,000	360,478
Park Hill School District of Platte County Series 2020, GO, 5.00%, 3/1/2024	115,000	115,000
Springfield School District No. R-12, Missouri Direct Deposit Program Series B, GO, 5.00%, 3/1/2024	55,000	55,000
St. Louis County Library District COP, 4.00%, 4/1/2027	2,010,000	2,010,798
Total Missouri		33,272,748
Nebraska — 0.8%
City of Omaha
Series 2021, GO, 5.00%, 4/15/2024	50,000	50,089
Series 2022, GO, 5.00%, 4/15/2024	375,000	375,670
Series 2023, GO, 5.00%, 4/15/2024	100,000	100,179
City of Omaha, Sanitary Sewerage System Series 2020A, Rev., 4.00%, 4/1/2025	35,000	35,321
County of Douglas, Creighton University Projects Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.53%), 3.83%, 3/7/2024 (d)	15,935,000	15,696,620
Douglas County Hospital Authority No. 2, Children's Obligated Group Series 2020B, Rev., 5.00%, 11/15/2025 (c)	2,100,000	2,139,106
Nebraska Public Power District
Series 2012B, Rev., 5.00%, 1/1/2025	10,000	10,013
Series A-1, Rev., 5.00%, 1/1/2025	35,000	35,535
Series 2016A, Rev., 5.00%, 1/1/2026	185,000	191,895
Series B, Rev., 5.00%, 1/1/2026	20,000	20,745
Series 2016A, Rev., 5.00%, 1/1/2027	35,000	36,314
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Nebraska — continued
Series 2023 A, Rev., 5.00%, 7/1/2028	100,000	108,711
Public Power Generation Agency, Whelan Energy Center Unit 2
Series 2015A, Rev., 5.00%, 1/1/2025	165,000	167,010
Series 2015A, Rev., 5.00%, 1/1/2026	845,000	855,088
Southern Public Power District Series 2015, Rev., 5.00%, 12/15/2024 (b)	1,615,000	1,637,749
State of Nebraska Series 2023A, COP, 5.00%, 4/1/2024	175,000	175,190
University of Nebraska, OMAHA Student Housing Project Rev., 3.25%, 5/15/2024 (b)	60,000	59,981
Total Nebraska		21,695,216
Nevada — 0.1%
Clark County School District, Limited Tax
Series 2015D, GO, 5.00%, 6/15/2024	115,000	115,536
Series 2016A, GO, 5.00%, 6/15/2024	45,000	45,210
Series 2016B, GO, 5.00%, 6/15/2024	165,000	165,769
Series 2016E, GO, 5.00%, 6/15/2024	105,000	105,489
Series 2018A, GO, 5.00%, 6/15/2024	220,000	221,025
Series 2015C, GO, 5.00%, 6/15/2025	410,000	419,946
Series 2015 C, GO, 5.00%, 6/15/2026	75,000	77,656
Series 2016B, GO, 5.00%, 6/15/2026	150,000	156,971
Series 2017A, GO, 5.00%, 6/15/2026	65,000	68,021
Series 2021C, GO, 5.00%, 6/15/2026	55,000	57,556
Series 2015C, GO, 5.00%, 6/15/2028	260,000	268,749
Series 2017C, GO, 5.00%, 6/15/2028	150,000	160,809
Clark County School District, Limited Tax, Various Purpose Series 2016F, GO, 3.00%, 6/15/2026	100,000	99,999
County of Clark Passenger Facility Charge, Harry Reid International Airport Passenger Facility Series 2022B, Rev., 5.00%, 7/1/2024	20,000	20,101
County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien
Series 2019D, Rev., 5.00%, 7/1/2024	735,000	738,718
Series 2019D, Rev., 5.00%, 7/1/2025	40,000	40,945
County of Clark, Indexed Fuel and Subordinate Motor Vehicle Tax Series 2014, Rev., 5.00%, 7/1/2028	20,000	20,097
County of Clark, Limited Tax Series 2016B, GO, 5.00%, 11/1/2024	45,000	45,515
County of Clark, Park Improvement, Limited Tax GO, 5.00%, 12/1/2024	25,000	25,326
SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nevada — continued
County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, Rev., 5.00%, 7/1/2026	45,000	47,191
County of Clark, Transportation Improvement, Limited Tax Series 2018B, GO, 5.00%, 12/1/2025	35,000	36,187
State of Nevada Series 2015D, GO, 5.00%, 4/1/2024	75,000	75,095
State of Nevada, Capital Improvement and Cultural Affairs
Series 2015B, GO, 5.00%, 11/1/2024	25,000	25,307
Series 2015B, GO, 5.00%, 11/1/2025	20,000	20,462
State of Nevada, Limited Tax Series 2012-A, GO, 4.00%, 11/1/2024	55,000	55,036
Total Nevada		3,112,716
New Hampshire — 0.0% ^
Windham School District Series 2014A, GO, 5.00%, 7/15/2024	60,000	60,348
New Jersey — 9.9%
Bergen County Improvement Authority (The) Series 2023, Rev., GTD, 4.50%, 5/31/2024	3,983,229	3,994,060
Borough of Bellmawr County of Camden, New Jersey Bond, General Improvement Water Utility Note Series 2023A, GO, BAN, 4.50%, 8/6/2024	6,693,506	6,721,326
Borough of Carteret Series 2023, GO, BAN, 4.75%, 5/31/2024	18,334,000	18,393,881
Borough of Chatham GO, BAN, 4.50%, 5/17/2024	4,571,630	4,581,907
Borough of Emerson GO, BAN, 4.50%, 7/26/2024	3,701,000	3,708,050
Borough of Englewood Cliffs GO, BAN, 4.50%, 8/8/2024	1,885,830	1,891,943
Borough of Glen Ridge GO, BAN, 4.50%, 7/11/2024	2,380,625	2,386,454
Borough of High Bridge GO, BAN, 5.00%, 6/13/2024	1,272,625	1,276,721
Borough of Kenilworth GO, BAN, 4.50%, 3/1/2024	7,632,000	7,632,000
Borough of Montvale GO, BAN, 4.50%, 4/11/2024	5,080,000	5,083,944
Borough of Mountainside GO, BAN, 5.00%, 7/19/2024	3,568,000	3,582,242
Borough of North Caldwell GO, BAN, 4.50%, 7/12/2024	2,885,000	2,895,652
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Borough of Northvale GO, BAN, 5.00%, 9/13/2024	4,498,109	4,520,542
Borough of Ogdensburg GO, BAN, 4.50%, 7/26/2024	1,475,000	1,477,506
Borough of Palisades Park GO, BAN, 4.50%, 3/15/2024	5,363,000	5,363,804
Borough of Ramsey GO, BAN, 4.50%, 2/28/2025 (f)	6,300,000	6,339,451
Borough of Sussex GO, BAN, 4.50%, 7/19/2024	3,034,000	3,040,863
Borough of Union Beach GO, BAN, 4.50%, 4/23/2024	3,901,509	3,903,862
Brick Township Board of Education GO, 4.00%, 1/1/2025	35,000	35,216
Burlington County Bridge Commission, Government Leasing Program Series 2018, Rev., 5.00%, 4/15/2024	25,000	25,048
Camden County Improvement Authority (The) Series 2015A, Rev., GTD, 5.00%, 9/1/2024	25,000	25,231
Camden County Improvement Authority (The), City Hall Project Rev., GTD, 5.00%, 12/1/2025	30,000	31,106
City of Linwood GO, BAN, 4.50%, 7/26/2024	1,862,600	1,866,449
City of Long Branch Series 2020A, GO, 5.00%, 9/15/2025	30,000	30,846
City of Ocean City, General Improvement GO, 4.00%, 9/15/2025	40,000	40,541
City of Ventnor City GO, BAN, 4.50%, 7/10/2024	7,225,000	7,244,387
County of Atlantic GO, 0.50%, 6/1/2024	1,805,000	1,785,292
County of Gloucester Series 2021, GO, 5.00%, 3/1/2024	45,000	45,000
County of Hudson Series B, GO, 4.00%, 7/1/2025	40,000	40,529
Gloucester County Improvement Authority (The) Series 2013A, Rev., GTD, 5.00%, 9/1/2024	15,000	15,019
Hopewell Valley Regional School District GO, 3.25%, 1/15/2025	25,000	24,977
Hudson County Improvement Authority, Courthouse Project Rev., 4.00%, 10/1/2025	40,000	40,592
Jersey City Municipal Utilities Authority, Sewer Project Notes Series 2023A, Rev., 4.00%, 5/3/2024	34,300,000	34,325,495
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	213

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Jersey City Municipal Utilities Authority, Water Project Notes Series 2023B, Rev., 4.00%, 5/3/2024	23,500,000	23,518,299
Middletown Township Board of Education GO, 2.25%, 8/1/2024	720,000	715,054
Monmouth County Improvement Authority (The) Series 2023, Rev., GTD, 4.00%, 3/15/2024	145,000	145,034
Montgomery Township Board of Education GO, 5.00%, 4/1/2024	20,000	20,025
New Jersey Building Authority Series 2016A, Rev., 5.00%, 6/15/2024 (b)	75,000	75,341
New Jersey Economic Development Authority
Series 2015A, Rev., 5.00%, 6/15/2024	400,000	401,696
Series 2014PP, Rev., 5.00%, 6/15/2026	25,000	25,092
Series A, Rev., 4.00%, 11/1/2027	25,000	25,886
New Jersey Economic Development Authority, School Facilities Construction
Series 2012-II, Rev., 3.00%, 3/1/2024	350,000	350,000
Series 2023 RRR, Rev., 5.00%, 3/1/2024	1,430,000	1,430,000
Series 2014PP, Rev., 5.00%, 6/15/2024 (b)	60,000	60,222
Series 2018FFF, Rev., 5.00%, 6/15/2024	50,000	50,212
Series XX, Rev., 5.00%, 6/15/2024	800,000	803,392
Series 2019GGG, Rev., 5.25%, 9/1/2024 (e)	7,000,000	7,062,688
Series 2014PP, Rev., AGM - CR, 5.00%, 6/15/2025	3,500,000	3,514,407
Series 2005N-1, Rev., AGM, 5.50%, 9/1/2025	195,000	201,909
Series 2023RRR, Rev., 5.00%, 3/1/2026	40,000	41,480
Series 2024SSS, Rev., 5.00%, 6/15/2026 (f)	2,730,000	2,840,596
Series XX, Rev., 4.38%, 6/15/2027	25,000	25,336
Series 2024SSS, Rev., 5.00%, 6/15/2027 (f)	1,600,000	1,697,409
New Jersey Educational Facilities Authority, College of New Jersey
Series 2015G, Rev., 5.00%, 7/1/2024 (b)	25,000	25,134
Series 2015G, Rev., 5.00%, 7/1/2025 (b)	35,000	35,868
New Jersey Educational Facilities Authority, Higher Education Facilities Trust Series 2014, Rev., 5.00%, 6/15/2024	120,000	120,498
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
New Jersey Educational Facilities Authority, Higher Educational Capital Improvement Series 2014A, Rev., 5.00%, 9/1/2024	75,000	75,575
New Jersey Health Care Facilities Financing Authority, Barnabas Health Obligated Group
Series 2019B-2, Rev., 5.00%, 7/1/2025 (c)	235,000	240,061
Series 2019B-3, Rev., 5.00%, 7/1/2026 (c)	200,000	206,995
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program Series 2017, Rev., 5.00%, 10/1/2024	1,000,000	1,009,049
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group
Series 2019B-1, Rev., 5.00%, 7/1/2024 (c)	1,260,000	1,266,046
Series 2016A, Rev., 5.00%, 7/1/2026	55,000	57,513
New Jersey Health Care Facilities Financing Authority, Valley Health System Obligated Rev., 5.00%, 7/1/2026	50,000	51,976
New Jersey Health Care Facilities Financing Authority, Virtua Health Obligated Group
Rev., 5.00%, 7/1/2024	440,000	441,236
Rev., 5.00%, 7/1/2025	220,000	220,332
Rev., 5.00%, 7/1/2026	1,125,000	1,129,885
Series 2013, Rev., 5.00%, 7/1/2027	190,000	190,772
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 2019A, Rev., 5.00%, 12/1/2024	40,000	40,465
New Jersey Housing and Mortgage Finance Agency, NBA-New Brunswick LLC Series 2022C-2, Rev., 3.13%, 8/1/2024 (c)	5,100,000	5,067,654
New Jersey Infrastructure Bank, Environmental Infrastructure Series 2015A-R1, Rev., GTD, 5.00%, 9/1/2024	35,000	35,325
New Jersey Sports and Exposition Authority Series 2018A, Rev., 5.00%, 9/1/2024	210,000	211,324
New Jersey Transportation Trust Fund Authority, Capital Appreciation Series 2010A, Rev., Zero Coupon, 12/15/2028	400,000	343,930
New Jersey Transportation Trust Fund Authority, Transportation Program
Series 2014AA, Rev., 5.00%, 6/15/2025	650,000	652,586
Series 2023AA, Rev., 5.00%, 6/15/2025	2,000,000	2,044,240
SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
New Jersey Transportation Trust Fund Authority, Transportation System
Series 2013A, Rev., 5.00%, 6/15/2024	150,000	150,623
Series 2006C, Rev., AMBAC, Zero Coupon, 12/15/2024	2,515,000	2,447,741
Series 2021 A, Rev., 5.00%, 6/15/2026	100,000	104,310
Series 2019 A, Rev., 5.00%, 12/15/2026	150,000	158,120
Series 2018 A, Rev., 5.00%, 12/15/2027	20,000	21,523
Series 2019 A, Rev., 5.00%, 12/15/2027	30,000	32,285
Series 2021 A, Rev., 5.00%, 6/15/2028	25,000	27,178
New Jersey Turnpike Authority
Series 2014A, Rev., 5.00%, 1/1/2027	2,310,000	2,320,697
Series 2014A, Rev., 5.00%, 1/1/2028	125,000	125,599
Passaic County Utilities Authority, Solid Waste Disposal Rev., GTD, 4.50%, 3/1/2024	75,000	75,000
Penns Grove-Carneys Point Regional School District GO, GAN, 4.50%, 7/3/2024	3,713,000	3,720,848
Pequannock Township Board of Education GO, 4.00%, 1/15/2025	50,000	50,348
Ridgewood Board of Education Series 2016 A, GO, 4.00%, 3/15/2024	100,000	100,020
Rutgers The State University of New Jersey Series 2016M, Rev., 5.00%, 5/1/2024	25,000	25,061
South Brunswick Township Board of Education GO, 5.00%, 8/1/2024	45,000	45,059
State of New Jersey, COVID-19 Emergency Bonds Series 2020 A, GO, 5.00%, 6/1/2028	270,000	295,606
State of New Jersey, Various Purpose
GO, 5.00%, 6/1/2024	20,000	20,076
GO, 5.00%, 6/1/2025 (b)	65,000	66,459
Tobacco Settlement Financing Corp.
Series 2018A, Rev., 5.00%, 6/1/2024	1,340,000	1,344,639
Series 2018A, Rev., 5.00%, 6/1/2026	265,000	274,993
Town of Dover, General Improvement Water Utility Series 2024, GO, BAN, 4.50%, 1/23/2025	6,302,000	6,357,110
Town of Westfield GO, BAN, 4.75%, 11/8/2024	2,445,000	2,460,290
Township of Colts Neck GO, 4.00%, 11/15/2025	40,000	40,694
Township of Eastampton GO, BAN, 4.50%, 7/24/2024	3,232,000	3,240,395
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Township of Hamilton Series 2013, GO, 4.00%, 8/1/2024	50,000	50,024
Township of Harrison GO, 4.00%, 8/1/2025	50,000	50,577
Township of Lacey Series 2023A, GO, BAN, 5.00%, 5/9/2024	100,000	100,272
Township of Lawrence GO, BAN, 5.00%, 6/7/2024	2,710,000	2,717,370
Township of Little Falls, General Improvement GO, 4.00%, 8/15/2025	30,000	30,338
Township of Mahwah Series 2023, GO, BAN, 5.00%, 5/31/2024	50,000	50,186
Township of Middle, General Improvement Sewer Utility GO, BAN, 4.50%, 9/5/2024	6,155,000	6,180,232
Township of Mount Holly Series 2023A, GO, BAN, 4.50%, 9/26/2024	2,568,000	2,579,559
Township of North Bergen GO, BAN, 4.00%, 4/24/2024	30,000	30,031
Township of Parsippany-Troy Hills Series 2023, GO, BAN, 5.00%, 10/31/2024	8,250,000	8,334,613
Township of Pennsauken Series 2023A, GO, BAN, 4.50%, 7/12/2024	2,089,900	2,095,060
Township of Readington, General Improvement GO, 5.00%, 1/15/2025	25,000	25,387
Township of Rochelle Park GO, BAN, 4.50%, 8/9/2024	3,024,000	3,032,397
Township of Scotch Plains GO, BAN, 4.50%, 1/17/2025	5,800,000	5,840,232
Township of South Brunswick Series 2020, GO, 4.00%, 10/1/2024	200,000	200,455
Township of Stafford Series 2017, GO, 5.00%, 5/1/2024	30,000	30,073
Township of Tewksbury Series 2023A, GO, 4.50%, 5/14/2024	2,595,000	2,599,999
Township of Toms River Series 2012, GO, 5.00%, 3/1/2024	50,000	50,000
Township of Washington GO, 4.00%, 3/1/2025	30,000	30,211
Township of West Deptford GO, 3.00%, 9/1/2026	100,000	100,035
Township of West Orange Series 203A, GO, 5.00%, 11/7/2024	15,000,000	15,174,099
Township of Woodbridge GO, BAN, 4.50%, 3/15/2024	150,000	150,073
Total New Jersey		261,796,375
New Mexico — 0.1%
Albuquerque Bernalillo County Water Utility Authority Series 2018, Rev., 5.00%, 7/1/2024	55,000	55,300
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	215

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Mexico — continued
Albuquerque Municipal School District No. 12, School Building Series 2018, GO, 5.00%, 8/1/2024	100,000	100,644
City of Santa Fe, Wastewater Utility System Series 2019, Rev., 5.00%, 6/1/2024	125,000	125,534
New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2016C, Rev., 5.00%, 6/1/2024	25,000	25,105
New Mexico Finance Authority, State Transportation, Subordinate Lien Series B-2, Rev., 5.00%, 6/15/2024	20,000	20,097
New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Tax-Exempt
Series 2017B, Rev., 3.50%, 6/15/2024	50,000	50,015
Series 2018C-1, Rev., 4.00%, 6/15/2024	30,000	30,065
New Mexico Hospital Equipment Loan Council, Presbyterian Health Care Services Series 2019B, Rev., 5.00%, 8/1/2025 (c)	100,000	102,049
Santa Fe Public School District Series 2022A, GO, 5.00%, 8/1/2025	75,000	76,890
State of New Mexico
Series 2021, GO, 5.00%, 3/1/2024	115,000	115,000
Series 2023, GO, 5.00%, 3/1/2024	100,000	100,000
Series B, GO, 5.00%, 3/1/2024	120,000	120,000
State of New Mexico Severance Tax Permanent Fund
Series B, Rev., 4.00%, 7/1/2024	75,000	75,186
Series 2018A, Rev., 5.00%, 7/1/2024	20,000	20,113
State of New Mexico, Capital Projects GO, 5.00%, 3/1/2025	55,000	56,017
University of New Mexico (The), Subordinate Lien System Series 2014C, Rev., 5.00%, 6/1/2024	25,000	25,099
Total New Mexico		1,097,114
New York — 17.4%
Canton Central School District Series 2023B, GO, BAN, 4.50%, 7/5/2024	14,850,000	14,891,311
Chenango Forks Central School District Series B, GO, BAN, 4.50%, 6/28/2024	14,065,000	14,095,686
City of Albany Series 2023, GO, BAN, 4.50%, 3/22/2024	300,000	300,186
City of Long Beach Series 2024A, GO, BAN, 4.50%, 9/27/2024	10,767,000	10,808,515
City of New York
Series 2014J, GO, 5.00%, 8/1/2028	40,000	40,219
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series G, GO, 4.00%, 8/1/2029	50,000	50,011
City of New York, Fiscal Year 2004 Series 2004A-6, GO, 5.00%, 8/1/2024	50,000	50,057
City of New York, Fiscal Year 2014
Series 2014I-1, GO, 5.00%, 3/1/2024	100,000	100,000
Series 2014 I-1, GO, 5.00%, 3/1/2025	45,000	45,058
Series 2014J, GO, 5.00%, 8/1/2025	60,000	60,448
Series 2014I-1, GO, 5.00%, 3/1/2026	50,000	50,060
City of New York, Fiscal Year 2015 Series 2015A, GO, 5.00%, 8/1/2026	30,000	30,187
City of New York, Fiscal Year 2016 Series E, GO, 5.00%, 8/1/2024	90,000	90,694
City of New York, Fiscal Year 2017 Series C, GO, 5.00%, 8/1/2025	40,000	41,064
City of New York, Fiscal Year 2018 Series 2018F-1, GO, 4.00%, 4/1/2025	30,000	30,307
City of New York, Fiscal Year 2019
Series G, GO, 5.00%, 8/1/2024	35,000	35,040
Series G, GO, 5.00%, 8/1/2026	225,000	225,267
City of New York, Tax-Exempt Series 2015C, GO, 5.00%, 8/1/2025	30,000	30,497
City of Oneida Series 2023, GO, BAN, 4.00%, 3/29/2024	50,000	50,010
City of Troy GO, BAN, 4.50%, 7/26/2024	5,971,812	5,988,052
Clarence Central School District GO, BAN, 4.50%, 6/20/2024	14,200,000	14,236,647
County of Albany Series 2018, GO, 5.00%, 4/1/2024	110,000	110,134
County of Nassau Series 2014A, GO, AGM, 5.00%, 4/1/2024 (b)	30,000	30,032
County of Nassau, General Improvement
Series 2015B, GO, 5.00%, 4/1/2024 (b)	170,000	170,199
Series 2016A, GO, 5.00%, 1/1/2025	50,000	50,797
County of Oneida Series 2023, GO, BAN, 5.00%, 3/1/2024	500,000	500,000
County of Ontario Series 2016, GO, 5.00%, 4/15/2024	25,000	25,051
County of Rockland Series 2014A, GO, AGM, 5.00%, 3/1/2024	75,000	75,000
County of Washington Series 2023, GO, BAN, 4.50%, 3/22/2024	2,496,000	2,496,899
Deposit Central School District Series A, GO, BAN, 4.75%, 6/28/2024	2,497,050	2,503,819
East Islip Union Free School District GO, BAN, 4.50%, 6/26/2024	21,379,277	21,437,612
SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Erie County Industrial Development Agency (The), School District Buffalo Project Series 2015A, Rev., 5.00%, 5/1/2024	190,000	190,504
Evans-Brant Central School District Series B, GO, BAN, 4.50%, 6/20/2024	23,608,239	23,664,049
Fonda-Fultonville Central School District GO, BAN, 4.50%, 7/12/2024	3,750,000	3,761,754
Frewsburg Central School District GO, BAN, 4.50%, 7/9/2024	3,545,000	3,553,412
Greenwich Central School District GO, BAN, 4.50%, 6/25/2024	2,000,000	2,004,250
Guilderland Central School District GO, BAN, 4.50%, 7/26/2024	14,683,569	14,731,903
Hempstead Union Free School District
Series 2023A, GO, BAN, 4.00%, 4/19/2024	600,000	600,382
GO, RAN, 5.00%, 6/28/2024	10,500,000	10,546,560
Horseheads Central School District Series 2023, GO, BAN, 4.75%, 6/21/2024	205,000	205,813
Hudson Yards Infrastructure Corp., Second Indenture Series 2017A, Rev., 5.00%, 2/15/2025	20,000	20,380
Iroquois Central School District GO, 5.00%, 6/15/2025	25,000	25,549
Lafayette Central School District
GO, RAN, 5.00%, 6/14/2024	2,330,000	2,337,713
GO, BAN, 4.50%, 6/28/2024	4,375,000	4,383,715
Lakeland Central School District GO, BAN, 4.50%, 8/16/2024	3,416,000	3,428,684
Le Roy Central School District Series B, GO, BAN, 4.75%, 6/28/2024	6,290,000	6,310,538
Letchworth Central School District of Gainesville GO, BAN, 4.75%, 6/21/2024	8,820,000	8,846,712
Long Island Power Authority, Electric System
Series 2020B, Rev., 0.85%, 9/1/2025 (c)	125,000	119,342
Rev., 1.00%, 9/1/2025	315,000	299,932
Lyncourt Union Free School District GO, BAN, 4.50%, 6/27/2024	2,825,000	2,830,853
Malone Central School District GO, BAN, 4.50%, 6/27/2024	10,335,250	10,356,986
Massena Central School District GO, BAN, 4.50%, 6/28/2024	14,070,000	14,107,232
Metropolitan Transportation Authority
Series 2005D-2, Rev., VRDO, LOC : Bank of Montreal, 3.50%, 3/1/2024 (c)	15,950,000	15,950,000
Series 2014B, Rev., 5.00%, 5/15/2024 (b)	175,000	175,534
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series 2016D, Rev., 4.00%, 11/15/2024	125,000	125,669
Series 2014B, Rev., 5.00%, 11/15/2024	100,000	100,348
Series 2014C, Rev., 5.00%, 11/15/2024	160,000	161,949
Series 2014D-1, Rev., 5.00%, 11/15/2024 (b)	30,000	30,386
Series 2016B, Rev., 5.00%, 11/15/2024	100,000	101,218
Series 2017B, Rev., 5.00%, 11/15/2024	275,000	278,354
Series D-1, Rev., 5.00%, 11/15/2024	30,000	30,365
Series A-1, Rev., 5.00%, 11/15/2025	20,000	20,457
Metropolitan Transportation Authority, Dedicated Tax Fund Series 2013B-1, Rev., 5.00%, 11/15/2024	175,000	175,410
Monroe County Industrial Development Corp., Rochester Schools Modernization Project
Series 2015, Rev., 5.00%, 5/1/2024	50,000	50,135
Series 2017, Rev., 5.00%, 5/1/2024	40,000	40,108
New York City Health and Hospitals Corp., Health System Series 2008C, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/11/2024 (c)	25,000,000	25,000,000
New York City Industrial Development Agency, Queens Baseball Stadium Project Series 2021A, Rev., AGM, 5.00%, 1/1/2028	1,250,000	1,339,265
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2021 Series 2021, Subseries EE2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.45%, 3/1/2024 (c)	25,000,000	25,000,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2023 Series 2023, Subseries B-1, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.78%, 3/1/2024 (c)	20,000,000	20,000,000
New York City Transitional Finance Authority Building Aid, Subordinate Series 2016 S-1, Rev., 5.00%, 7/15/2028	30,000	31,054
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018 Series S-2, Rev., 5.00%, 7/15/2028	35,000	37,332
New York City Transitional Finance Authority, Future Tax Secured
Series B-1, Rev., 5.00%, 8/1/2024	25,000	25,187
Series C, Rev., 5.00%, 11/1/2027	30,000	32,082
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	217

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014
Series D-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.85%, 3/1/2024 (c)	20,000,000	20,000,000
Series 2014A-1, Rev., 5.00%, 4/2/2024	250,000	250,305
Series 2014D-1, Rev., 5.00%, 4/2/2024	170,000	170,193
Series 2014B-1, Rev., 5.00%, 11/1/2024	25,000	25,066
Series 2014 C, Rev., 5.00%, 11/1/2025	45,000	45,127
Series 2014B-1, Rev., 5.00%, 11/1/2026	60,000	60,144
Series 2014C, Rev., 5.00%, 11/1/2026	100,000	100,240
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017F-1, Rev., 5.00%, 5/1/2024	120,000	120,330
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018
Series 2018B-1, Rev., 5.00%, 8/1/2024 (b)	50,000	50,334
Series 2018B-1, Rev., 5.00%, 8/1/2024	10,000	10,075
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021
Series 2021C, Subseries C-1, Rev., 5.00%, 5/1/2024	25,000	25,069
Series 2021-1, Rev., 5.00%, 11/1/2025	40,000	41,374
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022 Series 2022B,Subseries B-1, Rev., 5.00%, 8/1/2024	530,000	533,956
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2016 Series 2016, Subseries E-1, Rev., 5.00%, 2/1/2025	125,000	127,206
New York State Dormitory Authority Series F, Rev., 5.00%, 10/1/2024	25,000	25,259
New York State Dormitory Authority, Hospitals Center, Langone Hospitals Obligated Group Series 2016A, Rev., 5.00%, 7/1/2024	140,000	140,635
New York State Dormitory Authority, Icahn School of Medicine at Mount Sinai
Series 2015A, Rev., 5.00%, 7/1/2024	90,000	90,306
Series 2015A, Rev., 5.00%, 7/1/2025	240,000	244,106
New York State Dormitory Authority, Northwell Health Obligated Group Series 2019B2, Rev., 5.00%, 5/1/2024 (c)	240,000	240,228
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York State Dormitory Authority, Personal Income Tax
Series 2019A, Rev., 5.00%, 3/15/2024 (b)	1,145,000	1,145,634
Series 2021 E, Rev., 5.00%, 3/15/2024	40,000	40,021
New York State Dormitory Authority, Pratt institute Series 2015A, Rev., 5.00%, 7/1/2024 (b)	150,000	150,759
New York State Dormitory Authority, Pratt Institute Series 2015A, Rev., 5.00%, 7/1/2024 (b)	160,000	160,810
New York State Dormitory Authority, Sales Tax Series 2017 A, Rev., 5.00%, 3/15/2024 (b)	320,000	320,168
New York State Dormitory Authority, School Districts Financing Program
Series 2018D, Rev., 5.00%, 4/1/2024	145,000	145,165
Series 2017G, Rev., 5.00%, 10/1/2024	65,000	65,662
Series 2018A, Rev., 5.00%, 10/1/2024	175,000	176,783
Series C, Rev., 5.00%, 10/1/2024	15,000	15,018
Series H, Rev., 5.00%, 10/1/2025	10,000	10,014
New York State Dormitory Authority, State Personal Income Tax Series 2014C, Rev., 5.00%, 3/15/2024 (b)	240,000	240,133
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2014C, Rev., 5.00%, 3/15/2024 (b)	100,000	100,055
Series 2015 E, Rev., 5.00%, 3/15/2024 (b)	20,000	20,011
New York State Dormitory Authority, State Sales Tax
Series A, Rev., 4.00%, 3/15/2024 (b)	35,000	35,008
Series 2016A, Rev., 5.00%, 3/15/2024 (b)	50,000	50,026
Series 2018E, Rev., 5.00%, 3/15/2024 (b)	125,000	125,069
Series A, Rev., 5.00%, 3/15/2024 (b)	415,000	415,222
Series 2015A, Rev., 5.00%, 3/15/2025 (b)	25,000	25,534
New York State Dormitory Authority, State University Education Facility Series 2005 A, Rev., NATL - RE, 5.50%, 5/15/2024	235,000	236,011
New York State Environmental Facilities Corp., State Revolving Funds, Master Financing Program Series 2012E, Rev., 5.00%, 5/15/2024	15,000	15,020
SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York State Housing Finance Agency, Historic Front Street Series 2003A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.37%, 3/11/2024 (c)	22,000,000	22,000,000
New York State Thruway Authority
Series J, Rev., 5.00%, 5/14/2024	925,000	927,875
Series K, Rev., 5.00%, 1/1/2028	35,000	35,527
New York State Urban Development Corp., State Personal Income Tax
Series 2017C, Rev., 5.00%, 3/15/2024	125,000	125,065
Series 2020 C, Rev., 5.00%, 3/15/2024	400,000	400,208
Series 2016A, Rev., 5.00%, 3/15/2025 (b)	30,000	30,607
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2014A, Rev., 5.00%, 3/15/2024 (b)	50,000	50,025
Series 2014A-B, Rev., 5.00%, 3/15/2024 (b)	75,000	75,034
Series A-2, Rev., NATL - RE, 5.50%, 3/15/2024	385,000	385,258
Onondaga Central School District GO, BAN, 4.50%, 6/28/2024	11,160,000	11,180,296
Oriskany Central School District Series B, GO, BAN, 4.50%, 7/5/2024	4,870,000	4,880,300
Otego-Unadilla Central School District, New York General Obligation Anticipation GO, BAN, 4.50%, 7/18/2024	7,500,000	7,519,727
Owego Apalachin Central School District GO, BAN, 4.50%, 7/5/2024	5,765,000	5,781,284
Pleasantville Union Free School District Series 2016, GO, 5.00%, 5/1/2024	55,000	55,151
Port Authority of New York and New Jersey, Consolidated
Series 189, Rev., 5.00%, 5/1/2025	45,000	45,981
Series 175, Rev., 5.00%, 12/1/2025	100,000	100,146
Series 183, Rev., 5.00%, 12/15/2025	20,000	20,098
Series 175, Rev., 4.00%, 12/1/2026	200,000	200,187
Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series 2015A, Rev., 5.00%, 10/15/2024 (b)	45,000	45,522
Saranac Lake Central School District GO, BAN, 4.50%, 6/21/2024	2,855,000	2,860,831
Schenectady City School District GO, BAN, 4.50%, 7/19/2024	11,220,000	11,257,618
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Shenendehowa Central School District GO, BAN, 4.50%, 6/28/2024	10,100,000	10,126,376
South Country Central School District at Brookhaven Series 2016, GO, 4.00%, 7/15/2024	50,000	50,140
Spencer Van Etten Central School GO, BAN, 4.50%, 6/28/2024	8,752,842	8,770,210
Syracuse Industrial Development Agency
Series 2018 B, Rev., 5.00%, 5/1/2024	70,000	70,182
Series 2019A, Rev., 5.00%, 5/1/2024	25,000	25,065
Three Village Central School District Brookhaven and Smithtown
Series 2019, GO, 5.00%, 5/15/2024	40,000	40,132
GO, 5.00%, 5/15/2025	30,000	30,668
Town of Brookhaven Series 2016, GO, 4.00%, 3/15/2028	60,000	60,106
Town of Dryden Series 2024, GO, BAN, 4.50%, 1/23/2025	3,400,000	3,422,005
Town of Hempstead Series 2017, GO, AGM, 4.00%, 4/1/2024	50,000	50,031
Town of Lancaster Series A, GO, BAN, 4.50%, 7/19/2024	6,469,500	6,487,420
Town of Monroe GO, BAN, 4.50%, 8/2/2024	2,700,000	2,712,854
Town of North Hempstead
Series 2023A, GO, BAN, 4.00%, 3/22/2024	380,000	380,085
Series 2020 B, GO, 5.00%, 5/1/2024	40,000	40,120
Town of Orchard Park GO, BAN, 4.50%, 8/16/2024	3,658,000	3,673,618
Town of Oyster Bay Series 2023, GO, 5.00%, 3/8/2024	250,000	250,073
Town of Riverhead Series 2023B, GO, BAN, 4.50%, 8/15/2024	2,850,000	2,861,028
Town of Stillwater Series 2023, GO, BAN, 4.50%, 5/31/2024	2,940,000	2,947,919
Town of Wawarsing GO, BAN, 4.50%, 7/25/2024	4,200,000	4,210,816
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax
Series 2022A, Rev., BAN, 5.00%, 8/15/2024	55,000	55,411
Series 2022B, Rev., BAN, 5.00%, 12/16/2024	90,000	91,279
Tully Central School District GO, BAN, 4.50%, 6/27/2024	1,519,528	1,523,162
Village of Farmingdale Series l, GO, BAN, 4.25%, 1/30/2025	4,900,000	4,935,293
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	219

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Village of Lancaster Series 2023, GO, BAN, 4.50%, 5/24/2024	1,400,000	1,403,110
Village of Skaneateles GO, BAN, 5.00%, 6/14/2024	1,550,000	1,555,131
Warwick Valley Central School District Series 2023A, GO, BAN, 4.75%, 6/28/2024	5,017,154	5,034,370
Wayne Central School District GO, BAN, 4.50%, 7/26/2024	2,900,000	2,906,815
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project Series 2021D, Rev., 2.88%, 4/1/2024 (e)	1,885,000	1,863,789
Westfield Central School District GO, BAN, 5.00%, 6/13/2024	2,245,000	2,252,360
Windsor Central School District GO, BAN, 4.50%, 7/26/2024	6,464,000	6,480,786
Yorktown Central School District Series 2019, GO, 5.00%, 3/1/2024	120,000	120,000
Total New York		457,879,145
North Carolina — 0.3%
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health Variable Rate, Health Care Series 2021B, Rev., 5.00%, 12/2/2024 (c)	1,430,000	1,444,377
City of Charlotte, Airport Special Facilities Series A, Rev., 5.00%, 7/1/2024	35,000	35,204
City of Charlotte, Convention Facility Project Series 2019A, COP, 5.00%, 6/1/2024	60,000	60,244
City of Durham Series 2018, Rev., 5.00%, 4/1/2024	70,000	70,091
City of Fayetteville, Public Works Commission
Series 2014, Rev., 5.00%, 3/1/2024	100,000	100,000
Series 2016, Rev., 5.00%, 3/1/2024	85,000	85,000
City of Greensboro Series 2014, Rev., 5.00%, 4/1/2024 (b)	90,000	90,112
City of High Point Series 2016, GO, 5.00%, 3/1/2024	50,000	50,000
City of Sanford, Utility Systems Series 2019, Rev., 5.00%, 6/1/2024	70,000	70,265
County of Buncombe Series A, Rev., 5.00%, 6/1/2024 (b)	40,000	40,156
County of Durham Series 2014, GO, 5.00%, 4/1/2024 (b)	25,000	25,031
County of Forsyth Series 2019 A, GO, 5.00%, 3/1/2024	125,000	125,000
County of Lee, Community College Series 2017, GO, 5.00%, 4/1/2024	35,000	35,045
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
County of New Hanover Series 2017, Rev., 5.00%, 10/1/2025 (b)	75,000	77,092
County of Wake
Series 2010-C, GO, 5.00%, 3/1/2024	60,000	60,000
Series 2016 A, Rev., 5.00%, 12/1/2024	20,000	20,280
County of Wake, Hospital System Rev., NATL - RE, 5.13%, 10/1/2026 (b)	75,000	76,924
County of Wake, Public Improvement Series 2019 A, GO, 5.00%, 3/1/2024	75,000	75,000
Greenville Utilities Commission Series 2016, Rev., 5.00%, 4/1/2024	45,000	45,057
North Carolina Capital Facilities Finance Agency, Duke University Project Series 2015B, Rev., 5.00%, 10/1/2025 (b)	20,000	20,589
North Carolina Housing Finance Agency, Homeownership Series 44, Rev., 1.50%, 7/1/2024	230,000	227,115
North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (c)	325,000	334,952
North Carolina Medical Care Commission, Novant Health Series 2013A, Rev., 5.00%, 11/1/2024	160,000	160,192
North Carolina Municipal Power Agency No. 1
Series A, Rev., 5.00%, 1/1/2026	75,000	77,417
Series 2016 A, Rev., 5.00%, 1/1/2028	110,000	114,804
Raleigh Durham Airport Authority
Series 2020A, Rev., AMT, 5.00%, 5/1/2025	940,000	955,220
Series 2020B, Rev., 5.00%, 5/1/2025	20,000	20,461
State of North Carolina
Rev., 5.00%, 3/1/2024	170,000	170,000
Series 2017 B, Rev., 5.00%, 5/1/2024	80,000	80,219
Series 2022A, Rev., 5.00%, 5/1/2025	435,000	444,882
State of North Carolina, Limited Obligation Series 2013A, Rev., 2.25%, 5/1/2026	10,000	9,739
Town of Cary, Public Improvement
Series 2014, GO, 4.00%, 3/1/2024 (b)	610,000	610,000
Series 2014, GO, 5.00%, 3/1/2024	150,000	150,000
University of North Carolina at Charlotte (The) Series 2014, Rev., 5.00%, 4/1/2024 (b)	685,000	685,850
University of North Carolina at Greensboro Series 2014, Rev., 4.00%, 4/1/2024	200,000	200,040
Total North Carolina		6,846,358
SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Dakota — 0.0% ^
Minot Public School District No. 1 GO, 4.00%, 8/1/2025	25,000	25,323
North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2020B, Rev., 1.05%, 7/1/2026	125,000	115,314
University of North Dakota Series 2021A, COP, AGM, 5.00%, 6/1/2024	580,000	582,122
West Fargo Public School District No. 6, School Building GO, 4.00%, 8/1/2024	40,000	40,113
Total North Dakota		762,872
Ohio — 6.0%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron
Series 2022A, Rev., 5.00%, 11/15/2024	75,000	75,794
Series 2022A, Rev., 5.00%, 11/15/2026	355,000	373,334
Series 2022A, Rev., 5.00%, 11/15/2027	470,000	504,709
American Municipal Power, Inc., AMP Fremont Energy Center Project
Series 2017A, Rev., 5.00%, 2/15/2026	25,000	25,871
Series 2017A, Rev., 5.00%, 2/15/2028	20,000	21,542
American Municipal Power, Inc., Electric System Improvement, City of Wapakoneta Project Rev., BAN, 4.50%, 6/21/2024	1,970,000	1,973,163
Athens City School District, Unlimited Tax Series 2023, GO, BAN, 4.75%, 6/3/2024	3,700,000	3,712,529
Big Walnut Local School District, Unlimited Tax Series 2015, GO, 5.00%, 6/1/2025 (b)	670,000	685,447
Bowling Green City School District, Ohio Wood County School Facilities General Obligation Unlimited Tax GO, BAN, 4.75%, 6/3/2024	2,350,000	2,357,958
Central Ohio Solid Waste Authority Series 2016, GO, 5.00%, 12/1/2024	1,000,000	1,012,873
Cincinnati City School District Series 2014, COP, 5.00%, 12/15/2024 (b)	3,260,000	3,303,393
City of Blue Ash, Town Square Renovation Project GO, BAN, 4.25%, 3/28/2024	5,400,000	5,401,243
City of Columbus, Unlimited Tax, General Obligation
Series 2017-1, GO, 5.00%, 4/1/2024	260,000	260,332
Series 2021 A, GO, 5.00%, 4/1/2024	30,000	30,038
City of Columbus, Various Purpose, Unlimited Tax
Series 2018 A, GO, 5.00%, 4/1/2024	230,000	230,294
Series 2014A, GO, 4.00%, 2/15/2028	145,000	145,073
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
City of Dublin, Various Purpose Series 2018 B, GO, 5.00%, 12/1/2024	75,000	75,103
City of Gahanna, Ohio Capital Facilities Series 2023, GO, BAN, 5.13%, 10/24/2024	3,750,000	3,761,990
City of Hamilton Series 2023, GO, BAN, 4.50%, 12/19/2024	3,000,000	3,021,594
City of Lebanon Series 2024, GO, BAN, 4.13%, 2/5/2025	3,800,000	3,815,810
City of Sandusky, Various Purpose Limited Tax GO, BAN, 4.50%, 9/6/2024	12,270,000	12,316,125
City of Springfield GO, BAN, 4.25%, 4/3/2024	4,480,000	4,481,147
City of Strongsville Series 2023, GO, BAN, 4.50%, 6/7/2024	2,740,000	2,747,904
Columbus Metropolitan Library, Ohio Library Facilities, Special Obligation Series 2020, Rev., 4.00%, 12/1/2024	20,000	20,111
County of Allen
Series 2017A, Rev., 5.00%, 8/1/2025	115,000	117,659
Series 2017 A, Rev., 5.00%, 8/1/2027	25,000	26,639
County of Allen, Hospital Facilities, Bon Secours Mercy Health, Inc.
Series 2017A, Rev., 5.00%, 8/1/2024	900,000	905,251
Series 2017 A, Rev., 5.00%, 8/1/2026	20,000	20,872
County of Cuyahoga, Ohio Economic Development Series 2020D, Rev., 4.00%, 12/1/2024	1,850,000	1,860,383
County of Franklin, Hospital Facilities, Nationwide Children's Hospital Project Series 2016C, Rev., 5.00%, 11/1/2024	45,000	45,485
County of Hamilton, Hospital Facility Cincinnati Children's Hospital
Series 2014S, Rev., 5.00%, 5/15/2025	40,000	40,118
Series 2014S, Rev., 5.00%, 5/15/2026	1,690,000	1,694,879
Series 2014S, Rev., 5.00%, 5/15/2027	2,000,000	2,006,144
County of Hamilton, Metropolotan Sewer district of Greater Cincinnati
Series 2014A, Rev., 5.00%, 12/1/2027	370,000	374,517
Series 2014A, Rev., 5.00%, 12/1/2028	2,420,000	2,447,942
County of Hamilton, Sales Tax
Series 2016A, Rev., 5.00%, 12/1/2024	35,000	35,443
Series 2016A, Rev., 5.00%, 12/1/2026	620,000	655,843
County of Hamilton, Trihealth, Inc. Group Project Series 2020 A, Rev., 5.00%, 8/15/2027	25,000	26,668
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	221

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
County of Montgomery, Dayton Children's Hospital Series 2021, Rev., 5.00%, 8/1/2026	170,000	176,894
Cuyahoga Metropolitan Housing Authority, Carver Park Phase III Project Rev., FHA, 4.00%, 6/1/2025 (c)	7,638,000	7,651,486
Cuyahoga Metropolitan Housing Authority, Wade Park Apartments Rev., FHA, 4.75%, 12/1/2025 (c)	4,590,000	4,648,332
Dayton Metro Library, Unlimited Tax GO, 4.00%, 12/1/2024	40,000	40,201
Dublin City School District GO, BAN, 5.00%, 12/18/2024	2,225,000	2,246,148
Dublin City School District, School Facilities Construction and Improvement Series 2019C, GO, 4.00%, 12/1/2024	20,000	20,130
Franklin County Convention Facilities Authority, Tax Lease
Rev., 5.00%, 12/1/2024 (b)	75,000	75,894
Series 2014, Rev., 5.00%, 12/1/2024 (b)	20,000	20,238
Lucas-Plaza Housing Development Corp. Series B, Rev., FHA, Zero Coupon, 6/1/2024 (b)	970,000	961,175
Miamisburg City School District Series 2016, GO, 5.00%, 12/1/2025 (b)	390,000	403,566
Ohio Higher Educational Facility Commission, Case Western Reserve University Project Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.23%), 3.53%, 3/7/2024 (d)	5,500,000	5,392,127
Ohio Housing Finance Agency, Marianna Terrace Apartments Series 2022A, Rev., VRDO, 1.30%, 3/1/2024 (c)	1,000,000	1,000,000
Ohio Housing Finance Agency, RAD Post Oak LLC Series 2022, Rev., 3.35%, 7/1/2024 (c)	4,740,000	4,718,967
Ohio Housing Finance Agency, Riverview San Macro LLC Series 2023, Rev., FHA, 5.00%, 8/1/2025 (c)	3,916,000	3,974,119
Ohio Water Development Authority Series 2016B, Rev., 5.00%, 6/1/2024	35,000	35,149
Salem City School District Series 2023, GO, BAN, 5.25%, 6/3/2024	4,000,000	4,018,408
State of Ohio
Series 2017 A, GO, 5.00%, 3/15/2024	25,000	25,012
Series 2019A, Rev., 5.00%, 4/1/2024	20,000	20,025
Series A, Rev., 5.00%, 4/1/2024	25,000	25,031
Series 2018A, Rev., 5.00%, 6/1/2024	25,000	25,104
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Series A, Rev., 5.00%, 6/1/2024	25,000	25,104
Series 1A, Rev., 5.00%, 12/15/2024	75,000	76,091
Series 2016A, Rev., 5.00%, 2/1/2025	50,000	50,860
Series 2021A, Rev., 5.00%, 2/1/2025	25,000	25,430
Series 2017B, GO, 5.00%, 9/15/2025	450,000	463,990
Series 2016-1, Rev., 5.00%, 12/15/2025	25,000	25,914
State of Ohio, Adult Correctional Building Fund Projects Series 2013A, Rev., 5.00%, 10/1/2024	35,000	35,367
State of Ohio, Capital Facilities Lease Appropriation Series 2017A, Rev., 5.00%, 12/1/2024	55,000	55,757
State of Ohio, Cleveland Clinic Health System
Series 2019F, Rev., VRDO, LIQ : US Bank NA, 3.45%, 3/1/2024 (c)	10,000,000	10,000,000
Series 2019D-2, Rev., VRDO, 3.16%, 3/11/2024 (c)	20,890,000	20,890,000
State of Ohio, Higher Education Series 2014A, GO, 4.00%, 5/1/2024	80,000	80,097
State of Ohio, Infrastructure Improvement Series 2017B, GO, 5.00%, 9/1/2025	30,000	30,906
State of Ohio, Major New Infrastructure Project Series 2018-1, Rev., 5.00%, 12/15/2024	65,000	65,946
State of Ohio, University Hospitals Health System, Inc.
Series 2021B, Rev., VRDO, 3.60%, 3/1/2024 (c)	15,500,000	15,500,000
Series 2014B, Rev., VRDO, 3.60%, 3/11/2024 (c)	14,000,000	14,000,000
Series 2020B, Rev., 5.00%, 1/15/2025 (c)	295,000	298,436
Series 2016A, Rev., 5.00%, 1/15/2027	70,000	72,071
University of Cincinnati Series D, Rev., 5.00%, 6/1/2024	255,000	255,933
Wright State University Series 2021A, Rev., 4.00%, 5/1/2024	700,000	699,995
Total Ohio		158,741,123
Oklahoma — 0.8%
Canadian County Educational Facilities Authority, Mustang Public Schools Project Series 2017, Rev., 4.00%, 9/1/2025	105,000	105,883
Canadian County Independent School District No. 69 Mustang Series 2023, GO, 4.00%, 6/1/2027	3,530,000	3,638,458
SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oklahoma — continued
Grand River Dam Authority
Series 2016A, Rev., 4.00%, 6/1/2024	50,000	50,073
Series 2014A, Rev., 5.00%, 6/1/2025	135,000	135,514
Series 2014A, Rev., 5.00%, 6/1/2026	310,000	311,006
Series 2016A, Rev., 5.00%, 6/1/2026	75,000	78,299
Series 2014A, Rev., 5.00%, 6/1/2028	115,000	115,340
Oklahoma Capitol Improvement Authority, Oklahoma Department of Transportation Project Series 2020 A, Rev., 5.00%, 7/1/2025	50,000	51,175
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Rev., 5.00%, 10/1/2024	780,000	786,614
Rev., 5.00%, 10/1/2025	30,000	30,790
Oklahoma Development Finance Authority, Health System, Integris Obligated Group
Series 2020C, Rev., VRDO, 3.75%, 3/11/2024 (c)	15,610,000	15,610,000
Series 2015A, Rev., 5.00%, 8/15/2024	70,000	70,297
Oklahoma Development Finance Authority, State System Higher Education Master Real Property Series 2014A, Rev., 5.00%, 6/1/2024	50,000	50,161
Oklahoma Turnpike Authority, Turnpike System, Second Senior
Series 2017 D, Rev., 5.00%, 1/1/2025	215,000	218,428
Series 2020A, Rev., 5.00%, 1/1/2025	145,000	147,312
Tulsa County Industrial Authority Educational Facilities Lease, Broken Arrow Public Schools Project Rev., 5.00%, 9/1/2025	35,000	35,045
Total Oklahoma		21,434,395
Oregon — 0.1%
City of Eugene, Electric Utility System Rev., 4.00%, 8/1/2024	140,000	140,065
City of Portland Water System, Second Lien Series 2013 A, Rev., 5.00%, 10/1/2025	250,000	250,622
City of Tualatin Series 2018, GO, 5.00%, 6/15/2024	95,000	95,408
Hospital Facilities Authority of Multnomah County Oregon, Adventist Health System Rev., 5.00%, 3/1/2025 (c)	260,000	261,260
Metro, Oregon Convention Center Hotel Project Rev., 5.00%, 6/15/2025	20,000	20,478
Oregon State Facilities Authority, Providence Health and Services Series 2013A, Rev., 5.00%, 10/1/2024	110,000	110,042
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oregon — continued
Oregon State Lottery
Series B, Rev., 5.00%, 4/1/2024	35,000	35,043
Series C, Rev., 5.00%, 4/1/2024	30,000	30,037
Series C, Rev., 5.00%, 4/1/2025	105,000	105,150
State of Oregon, Article XI-Q State Projects Series 2023 A, GO, 5.00%, 5/1/2024	25,000	25,068
State of Oregon, Housing and Community Services Department, Single-Family Mortgage Program Series 2020A, Rev., 0.90%, 7/1/2024	435,000	430,933
Tri-County Metropolitan Transportation District of Oregon Series 2017A, Rev., 5.00%, 10/1/2025	85,000	87,437
Total Oregon		1,591,543
Pennsylvania — 6.4%
Allegheny County Higher Education Building Authority, University Refunding Duquesne University Series 2016, Rev., 5.00%, 3/1/2027	70,000	72,221
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 5.00%, 4/1/2025	135,000	137,009
Allegheny County Hospital Development Authority, Pittsburgh Medical Center
Series 2019A, Rev., 5.00%, 7/15/2024	1,335,000	1,342,345
Series 2019 A, Rev., 5.00%, 7/15/2025	20,000	20,472
Series 2019 A, Rev., 5.00%, 7/15/2026	110,000	114,871
Allegheny County Hospital Development Authority, UPMC Health Center Series 1997B, Rev., NATL - RE, 6.00%, 7/1/2024	50,000	50,403
Allegheny County Sanitary Authority, Sewer
Series 2015, Rev., 5.00%, 12/1/2024	955,000	966,661
Rev., 5.00%, 12/1/2026	65,000	65,064
Ambridge Borough Water Authority Series 2019, Rev., 4.00%, 11/15/2024	25,000	25,092
Berks County Industrial Development Authority, The Highlands at Wyomissing Series 2018, Rev., 5.00%, 5/15/2025 (b)	2,250,000	2,338,880
Bethel Park School District GO, 5.00%, 8/1/2025	35,000	35,941
Borough of Hanover Series 2020B, GO, 4.00%, 10/1/2024	25,000	25,085
Carlisle Area School District, Limited Tax GO, 3.00%, 9/1/2024	25,000	24,924
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	223

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Centennial School District Bucks County
Series 2017 B, GO, 5.00%, 12/15/2024	25,000	25,315
Series 2017A, GO, 5.00%, 12/15/2024	25,000	25,315
Central Dauphin School District Series 2016, GO, 5.00%, 2/1/2026	25,000	25,902
Chambersburg Area School District Series A, GO, 5.00%, 3/1/2025	150,000	150,172
Cheltenham Township School District Series 2019A, GO, 4.00%, 2/15/2025	20,000	20,120
City of Philadelphia
Series 2017, GO, 5.00%, 8/1/2024	50,000	50,332
Series 2017A, GO, 5.00%, 8/1/2024	250,000	251,662
Series 2019A, GO, 5.00%, 8/1/2024	125,000	125,831
Series 2019 A, GO, 5.00%, 8/1/2025	100,000	102,590
Series 2021 A, GO, 5.00%, 5/1/2026	50,000	52,029
Series 2017 A, GO, 5.00%, 8/1/2026	85,000	88,930
Series 2021A, GO, 5.00%, 5/1/2028	40,000	43,437
City of Philadelphia Water And Wastewater Series 2016, Rev., 5.00%, 10/1/2025	105,000	108,206
City of Philadelphia, Airport System
Series 2017A, Rev., 5.00%, 7/1/2024	795,000	799,152
Series 2020A, Rev., 5.00%, 7/1/2024	125,000	125,653
Commonwealth Financing Authority
Series B-1, Rev., 5.00%, 6/1/2024	120,000	120,454
Series B-1, Rev., AGM, 5.00%, 6/1/2025	50,000	51,171
Series 2019B, Rev., 5.00%, 6/1/2027	20,000	21,317
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2024	2,490,000	2,497,292
Rev., 5.00%, 6/1/2025	400,000	407,261
Rev., 5.00%, 6/1/2026	80,000	82,902
Rev., 5.00%, 6/1/2027	90,000	94,926
Rev., 5.00%, 6/1/2028	125,000	134,099
Commonwealth of Pennsylvania
Series 2013, GO, 4.00%, 3/19/2024	290,000	290,056
Series 2ND, GO, 4.38%, 3/19/2024	2,705,000	2,705,936
Series 2ND, GO, 5.00%, 3/19/2024	300,000	300,181
Series 2014-1, GO, 5.00%, 6/15/2024	40,000	40,190
Series 1ST, GO, 5.00%, 7/1/2024	25,000	25,139
Series 2016, GO, 5.00%, 9/15/2024	635,000	640,982
Series 1ST, GO, 5.00%, 9/15/2026	20,000	21,097
Series 2018A, COP, 5.00%, 7/1/2028	420,000	455,207
Council Rock School District Series 2019A, GO, 4.00%, 11/15/2025	35,000	35,543
County of Allegheny Series C-75, GO, 5.00%, 11/1/2027	20,000	21,061
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Cumberland County Municipal Authority Series 2015, Rev., 5.00%, 1/1/2025 (b)	1,780,000	1,803,139
Daniel Boone Area School District
Series 2017, GO, 5.00%, 4/1/2024	40,000	40,043
Series 2017, GO, 5.00%, 4/1/2024 (b)	20,000	20,024
Delaware County Authority, Villanova University Rev., 5.00%, 8/1/2024	55,000	55,375
Delaware County Industrial Development Authority, United Parcel Service Project Rev., VRDO, 3.00%, 3/1/2024 (c)	40,000,000	40,000,000
Delaware Valley Regional Finance Authority, Local Government Series 2020B, Rev., 5.00%, 11/1/2024	100,000	101,118
East Hempfield Township Industrial Development Authority, Student Services, Inc. Student Housing Project At Millerville University Of Pennsylvania Series 2014, Rev., 5.00%, 7/1/2024 (b)	605,000	607,549
Easton Area School District Series 2020A, GO, 4.00%, 4/1/2025	20,000	20,198
Exeter Township School District Series 2020 A, GO, 5.00%, 5/15/2024	150,000	150,398
Garnet Valley School District Series 2017, GO, 4.00%, 4/1/2027	135,000	136,587
Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (c)	745,000	771,201
General Authority of Southcentral Pennsylvania, Wellspan Health Obligated Group Series 2019E, Rev., VRDO, LIQ : US Bank NA, 2.80%, 3/1/2024 (c)	10,000,000	10,000,000
Hamburg Area School District Series 2020A, GO, 4.00%, 4/1/2024	95,000	95,037
Methacton School District GO, 4.00%, 9/15/2025	75,000	76,048
Monroeville Finance Authority, University of Pittsburg Medical Center Rev., 5.00%, 2/15/2026	120,000	124,045
North Allegheny School District, Unlimited Tax Series 2019A, GO, 4.00%, 5/1/2024	50,000	50,044
North Penn School District Series 2019A, GO, 3.00%, 1/15/2025	30,000	29,876
North Penn Water Authority Rev., (SIFMA Municipal Swap Index Yield + 0.56%), 3.86%, 3/7/2024 (d)	1,225,000	1,225,020
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, Republic Services, Inc., Project Series 2010 B, Rev., 3.75%, 4/1/2024 (c)	1,225,000	1,224,824
SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, University of Pittsburgh Medical Center
Series 2014A, Rev., 5.00%, 2/1/2025	115,000	115,672
Series 2017A, Rev., 5.00%, 11/15/2026	25,000	26,298
Pennsylvania Economic Development Financing Authority, UPMC
Series 2016, Rev., 5.00%, 3/15/2024	210,000	210,089
Rev., 5.00%, 3/15/2026	255,000	264,440
Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Project Series 2013, Rev., AMT, 4.10%, 5/1/2024 (c)	9,000,000	8,997,036
Pennsylvania Higher Educational Facilities Authority
Series AW, Rev., 5.00%, 6/15/2024 (b)	5,000	5,021
Series AW, Rev., 5.00%, 6/15/2024	315,000	316,326
Series AQ, Rev., 5.00%, 6/15/2025 (b)	15,000	15,356
Series AQ, Rev., 5.00%, 6/15/2025	80,000	81,778
Series AT-1, Rev., 5.00%, 6/15/2025	145,000	148,223
Pennsylvania Higher Educational Facilities Authority, BRYN MAWR College Rev., 5.00%, 12/1/2024	70,000	70,886
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System
Series 2016 A, Rev., 5.00%, 8/15/2027	75,000	78,690
Series 2019, Rev., 5.00%, 8/15/2028	30,000	32,832
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2019-130A, Rev., 1.40%, 4/1/2024	260,000	259,182
Pennsylvania Turnpike Commission
Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (c)	38,000,000	38,000,000
Series A-1, Rev., 5.00%, 12/1/2025	750,000	766,878
Series B-2, Rev., 5.00%, 6/1/2026	275,000	286,792
Series 2016B, Rev., 5.00%, 6/1/2027	20,000	20,817
Series 2016A-1, Rev., 5.00%, 12/1/2027	70,000	72,829
Series 2016A-3, Rev., 5.00%, 12/1/2027	55,000	57,858
Series 2021A, Rev., 5.00%, 12/1/2028	20,000	22,150
Series 2014C, Rev., 5.00%, 12/1/2030	50,000	50,577
Series 2014, Rev., 5.00%, 12/1/2031	3,800,000	3,835,523
Series 2014A, Rev., 5.00%, 12/1/2038	2,685,000	2,715,823
Series 2014C, Rev., 5.00%, 12/1/2039	6,660,000	6,731,898
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Pennsylvania Turnpike Commission Oil Franchise Tax Series B, Rev., 5.00%, 12/1/2028	20,000	21,061
Pennsylvania Turnpike Commission, Motor License Fund, Enhanced, Subordinate Series 2017, Rev., 5.00%, 12/1/2028	120,000	128,838
Perkiomen Valley School District GO, 5.00%, 3/1/2024	75,000	75,000
Peters Township School District Washington County GO, 5.00%, 1/15/2026	20,000	20,701
Philadelphia Authority for Industrial Development
Series B-2, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (c)	22,300,000	22,300,000
Series 2019, Rev., 5.00%, 10/1/2026	55,000	57,602
Series 2016, Rev., 5.00%, 4/1/2028	475,000	483,419
Series 2019, Rev., 5.00%, 10/1/2029	125,000	137,813
Philadelphia Gas Works Co.
Series 13, Rev., 5.00%, 8/1/2024	810,000	814,825
Series 13TH, Rev., 5.00%, 8/1/2025	20,000	20,471
Philadelphia Gas Works Co., 1998 General Ordinance Series 14TH, Rev., 5.00%, 10/1/2026	175,000	183,102
School District of Philadelphia (The)
Series F, GO, 5.00%, 9/1/2024	5,800,000	5,838,811
Series F, GO, 5.00%, 9/1/2025	50,000	51,164
Series F, GO, 5.00%, 9/1/2026	50,000	52,262
Southeastern Pennsylvania Transportation Authority
Rev., 5.00%, 3/1/2025	45,000	45,823
Series 2020, Rev., 5.00%, 6/1/2026	215,000	224,362
Series 2020, Rev., 5.00%, 6/1/2028	30,000	32,283
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Rev., 5.00%, 6/1/2024	20,000	20,073
State College Area School District Series 2017, GO, 5.00%, 5/15/2024	35,000	35,121
State Public School Building Authority Series 2016 A, Rev., 5.00%, 6/1/2024	30,000	30,099
State Public School Building Authority, The School District of the City of Harrisburg Project Series 2016A, Rev., AGM, 4.00%, 12/1/2026 (b)	15,000	15,474
Township of Hampden Series 2020, GO, 4.00%, 5/15/2024	25,000	25,021
Township of Lower Paxton GO, 4.00%, 4/1/2024	30,000	30,012
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	225

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Union County Higher Educational Facilities Financing Authority, Bucknell University Series B, Rev., 5.00%, 4/1/2024	25,000	25,028
Upper Dublin School District Series 2017, GO, 5.00%, 11/15/2024	25,000	25,303
West Jefferson Hills School District
GO, 3.00%, 8/1/2024	25,000	24,932
Series 2017A, GO, 5.00%, 8/1/2024	25,000	25,170
West View Municipal Authority Water Series 2014, Rev., 5.00%, 11/15/2024 (b)	2,995,000	3,030,214
Total Pennsylvania		168,645,912
Rhode Island — 0.1%
Rhode Island Commerce Corp., Department of Transportation
Series 2016A, Rev., 5.00%, 6/15/2024	210,000	210,949
Series 2016 B, Rev., 5.00%, 6/15/2025	140,000	143,307
Series 2016 B, Rev., 5.00%, 6/15/2026	65,000	68,079
Series 2016B, Rev., 5.00%, 6/15/2027	230,000	240,952
Series 2016B, Rev., 5.00%, 6/15/2028	100,000	104,536
Rhode Island Health and Educational Building Corp. Series 2016A, Rev., 5.00%, 5/15/2024	675,000	677,196
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund Series 2015A, Rev., 5.00%, 10/1/2024 (b)	150,000	151,486
State of Rhode Island and Providence Plantations Capital Development Series 2019 E, GO, 5.00%, 1/15/2025	60,000	61,002
Total Rhode Island		1,657,507
South Carolina — 0.8%
Aiken County Consolidated School District Series 2018A, GO, SCSDE, 5.00%, 3/1/2024	100,000	100,000
Anderson County School District No. 5 Series 2016 B, GO, SCSDE, 5.00%, 3/1/2024	150,000	150,000
Beaufort County School District
Series 2015A, GO, SCSDE, 5.00%, 3/1/2024	285,000	285,000
Series 2015B, GO, SCSDE, 5.00%, 3/1/2024	30,000	30,000
Beaufort-Jasper Water and Sewer Authority Series B, Rev., 5.00%, 3/1/2024	50,000	50,000
Charleston Educational Excellence Finance Corp., Installment Purchase, Charleston County School District, South Carolina Project Series 2014, Rev., 5.00%, 12/1/2024	50,000	50,651
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

South Carolina — continued
City of Hanahan Series 2021, GO, 5.00%, 3/1/2024	25,000	25,000
County of Newberry Series 2017, GO, 5.00%, 5/1/2024 (b)	30,000	30,078
County Square Redevelopment Corp., South Carolina Project Series 2024, Rev., BAN, 5.00%, 2/9/2025	8,200,000	8,326,965
Dorchester County School District No. 2 Series 2014 A, GO, SCSDE, 4.00%, 3/1/2024 (b)	350,000	350,000
Horry County School District Series 2016, GO, SCSDE, 5.00%, 3/1/2024	185,000	185,000
Lexington County School District No 2 Series 2017 C, GO, SCSDE, 5.00%, 3/1/2024	100,000	100,000
Oconee County School District GO, SCSDE, 5.00%, 3/1/2024	125,000	125,000
Piedmont Municipal Power Agency
Rev., NATL - RE, 5.38%, 1/1/2025	105,000	106,699
Series 2015A, Rev., 5.00%, 1/1/2026	1,700,000	1,722,607
SCAGO Educational Facilities Corp. for Pickens School District Rev., 5.00%, 12/1/2027	85,000	86,807
South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Inc. Series 2020B, Rev., 5.00%, 10/1/2025 (c)	990,000	1,011,636
South Carolina Jobs-Economic Development Authority, York Preparatory Academy Project Series 2014A, Rev., 7.25%, 11/1/2024 (b) (e)	5,250,000	5,372,394
South Carolina Public Service Authority
Series 2014C, Rev., 5.00%, 12/1/2024	750,000	756,517
Series 2022A, Rev., 5.00%, 12/1/2026	465,000	485,744
South Carolina Public Service Authority, Santee Cooper Series A, Rev., 5.00%, 12/1/2026	1,170,000	1,188,465
South Carolina Transportation Infrastructure Bank Series 2015A, Rev., 5.00%, 10/1/2024	125,000	126,324
Spartanburg County School District No. 5 Series 2015B, GO, SCSDE, 5.00%, 3/1/2024	20,000	20,000
State of South Carolina Series 2016A, GO, 5.00%, 4/1/2024	30,000	30,038
SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
South Carolina — continued
University of South Carolina, Higher Education Facilities Rev., 5.00%, 5/1/2025	70,000	71,622
York County School District No. 1 Series 2016, GO, SCSDE, 5.00%, 3/1/2024	25,000	25,000
Total South Carolina		20,811,547
South Dakota — 0.0% ^
South Dakota Board of Regents Housing and Auxiliary Facilities System Series 2015, Rev., 5.00%, 4/1/2024	20,000	20,022
South Dakota State Building Authority
Series 2019A, Rev., 4.00%, 6/1/2024	30,000	30,042
Series 2018 A, Rev., 5.00%, 6/1/2024	90,000	90,340
Series E, Rev., 5.00%, 6/1/2024	50,000	50,189
Series D, Rev., 5.00%, 9/1/2024	25,000	25,204
Total South Dakota		215,797
Tennessee — 0.2%
City of Chattanooga GO, 3.13%, 10/1/2025	140,000	139,904
City of Johnson City Series 2019, GO, 5.00%, 6/1/2024	30,000	30,132
City of Knoxville, Wastewater System Series 2020A, Rev., 5.00%, 4/1/2024	35,000	35,042
City of Memphis
Series 2014B, GO, 4.13%, 4/1/2024 (b)	150,000	150,072
Series 2014B, GO, 5.00%, 4/1/2024	30,000	30,037
Series 2014B, GO, 5.00%, 4/1/2024 (b)	1,300,000	1,301,464
Series 2015C, GO, 5.00%, 4/1/2024 (b)	115,000	115,143
County of Maury GO, 5.00%, 4/1/2024	30,000	30,037
County of Shelby Series 2012A, GO, 5.00%, 3/1/2024	150,000	150,000
County of Wilson
Series 2015, GO, 5.00%, 4/1/2024	175,000	175,224
Series 2016, GO, 5.00%, 4/1/2024	200,000	200,256
GO, 4.00%, 4/1/2025	750,000	750,547
Harpeth Valley Utilities District of Davidson and Williamson Counties Series 2015, Rev., 5.00%, 9/1/2024	20,000	20,178
Johnson City Health and Educational Facilities Board, Ballad Health Series 2023A, Rev., 5.00%, 7/1/2025	755,000	766,838
Knox County Health Educational and Housing Facility Board, Covenant Health Series 2012A, Rev., 5.00%, 1/1/2026	25,000	25,216
Memphis-Shelby County Industrial Development Board
Series 2017B, Rev., 5.00%, 11/1/2025	55,000	56,700
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Tennessee — continued
Series 2017B, Rev., 5.00%, 11/1/2026	45,000	47,389
State of Tennessee Series A, GO, 5.00%, 8/1/2025 (b)	610,000	627,076
Tennessee Energy Acquisition Corp., Commodity Project
Series 2021A, Rev., 5.00%, 11/1/2025	350,000	355,986
Series 2021A, Rev., 5.00%, 11/1/2026	500,000	514,644
Tennessee State School Bond Authority, Higher Educational Facilities Second Program
Series 2014B, Rev., 5.00%, 11/1/2024 (b)	50,000	50,572
Series B, Rev., 5.00%, 11/1/2024	20,000	20,235
Series 2015B, Rev., 5.00%, 11/1/2025 (b)	25,000	25,843
Town of Smyrna GO, 5.00%, 4/1/2024	30,000	30,037
Total Tennessee		5,648,572
Texas — 7.2%
Arlington Higher Education Finance Corp., Lifeschool of Dallas Series 2014A, Rev., PSF-GTD, 5.00%, 8/15/2024 (b)	1,000,000	1,006,634
Austin Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 4.00%, 8/1/2025 (b)	1,905,000	1,930,931
Bay City Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2025	40,000	40,703
Bexar County Hospital District, Limited Tax GO, 5.00%, 2/15/2025	55,000	55,930
Brazosport Water Authority Series 2015C, Rev., 5.00%, 9/1/2024	40,000	40,314
Camino Real Regional Mobility Authority, Senior Lien Series 2014, Rev., 5.00%, 6/1/2024	25,000	25,092
Central Texas Regional Mobility Authority, Senior Lien Series A, Rev., 5.00%, 7/1/2025 (b)	20,000	20,496
Central Texas Regional Mobility Authority, Subordinate Lien
Series 2020F, Rev., BAN, 5.00%, 1/1/2025	185,000	185,854
Series 2021C, Rev., BAN, 5.00%, 1/1/2027	50,000	51,439
Central Texas Turnpike System Series C, Rev., 5.00%, 8/15/2025	750,000	754,272
City of Austin, Airport System Series 2017A, Rev., 5.00%, 11/15/2027	205,000	215,545
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	227

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Austin, Electric Utility System Series 2019B, Rev., 5.00%, 11/15/2024	100,000	101,225
City of Austin, Water and Wastewater System Series 2014, Rev., 5.00%, 11/15/2028	30,000	30,084
City of Beaumont Series 2015, GO, 5.00%, 3/1/2024	50,000	50,000
City of Brownsville, Utilities System
Series 2013A, Rev., 5.00%, 9/1/2024	275,000	275,280
Rev., AGM, 5.00%, 9/1/2025	1,265,000	1,297,600
Series 2013A, Rev., 5.00%, 9/1/2025	200,000	200,238
City of Buda GO, 5.00%, 8/15/2024	50,000	50,367
City of Cedar Hill, Refunding and Improvement GO, 5.00%, 2/15/2025	40,000	40,718
City of Conroe
Series 2018B, GO, 5.00%, 11/15/2024	110,000	111,294
Series 2019A, GO, 5.00%, 3/1/2025	35,000	35,609
City of Copperas Cove GO, 4.00%, 8/15/2025	25,000	25,282
City of Dallas
Series 2013A, GO, 5.00%, 2/15/2025	25,000	25,033
Series 2014, GO, 5.00%, 2/15/2026	235,000	235,231
Series 2014, GO, 5.00%, 2/15/2027	200,000	200,155
Series 2014, GO, 5.00%, 2/15/2028	100,000	100,079
City of Deer Park GO, 3.00%, 3/15/2024	25,000	24,993
City of Denton, Utility System Series 2017, Rev., 5.00%, 12/1/2027	50,000	52,436
City of El Paso Water and Sewer
Series 2014, Rev., 5.00%, 3/1/2024 (b)	300,000	300,000
Series 2015, Rev., 5.00%, 3/1/2024	25,000	25,000
City of Farmers Branch GO, 4.00%, 2/15/2025	35,000	35,258
City of Fort Worth, Texas Combination Tax Series 2023, GO, 5.00%, 3/1/2024	175,000	175,000
City of Friendswood, Waterworks and Sewer System Series 2018, Rev., 5.00%, 3/1/2024	25,000	25,000
City of Frisco, Collin and Denton Counties GO, 5.00%, 2/15/2025	35,000	35,641
City of Garland, Electric Utility System Series 2016B, Rev., 5.00%, 3/1/2025	415,000	421,860
City of Garland, Water and Sewer System Series 2019 A, Rev., 5.00%, 3/1/2024	85,000	85,000
City of Georgetown Series 2018, GO, 5.00%, 8/15/2024	40,000	40,299
City of Granbury Series 2016A, GO, 4.00%, 8/15/2025	35,000	35,479
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Heath, Combination Tax and Surplus GO, 5.00%, 2/15/2025	40,000	40,729
City of Houston, Airport System, Subordinate Lien
Series 2018D, Rev., 5.00%, 7/1/2026	45,000	47,108
Series 2020B, Rev., 5.00%, 7/1/2026	100,000	104,684
Series 2020B, Rev., 5.00%, 7/1/2027	50,000	53,549
Series 2023B, Rev., AGM, 5.00%, 7/1/2028	35,000	38,327
City of Houston, Combined Utility System, First Lien
Series 2014 C, Rev., 5.00%, 5/15/2024	50,000	50,153
Series 2017 B, Rev., 5.00%, 11/15/2025	20,000	20,642
Series 2014 C, Rev., 5.00%, 5/15/2026	135,000	135,463
City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, Zero Coupon, 12/1/2024	85,000	82,857
City of Houston, Public Improvement
Series 2014A, GO, 4.00%, 3/1/2024 (b)	20,000	20,000
Series 2014A, GO, 5.00%, 3/1/2024 (b)	90,000	90,000
Series 2016A, GO, 5.00%, 3/1/2024	620,000	620,000
Series 2021 A, GO, 5.00%, 3/1/2024	60,000	60,000
Series 2021A, GO, 5.00%, 3/1/2026	20,000	20,830
City of Kenedy, Combination Tax GO, 4.00%, 5/1/2025	25,000	25,237
City of Laredo, Combination Tax GO, 5.00%, 2/15/2025	40,000	40,617
City of Lubbock GO, 5.00%, 2/15/2027	20,000	20,301
City of Lubbock, Electric Light and Power System
Rev., 5.00%, 4/15/2024	425,000	425,769
Series 2018, Rev., 5.00%, 4/15/2024	560,000	561,013
Series 2021, Rev., 5.00%, 4/15/2028	35,000	37,903
City of McKinney GO, 5.00%, 8/15/2025	25,000	25,661
City of McKinney, Waterworks and Sewer System Series 2016, Rev., 5.00%, 3/15/2024	50,000	50,024
City of Midland Series 2018A, GO, 5.00%, 3/1/2025	70,000	71,336
City of Midland, Certificates of Obligation GO, 5.00%, 3/1/2025	40,000	40,763
City of Midlothian, Combination Tax, Navarro College District GO, 3.00%, 8/15/2024	25,000	24,912
City of Missouri City GO, 5.00%, 6/15/2024	110,000	110,472
SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Missouri City, Combination Tax, Certificates of Obligation
Series 2018A, GO, 5.00%, 6/15/2024	25,000	25,107
Series 2018B, GO, 4.00%, 6/15/2025	25,000	25,257
City of Mont Belvieu Series 2017A, GO, 5.00%, 8/15/2024	25,000	25,184
City of New Braunfels Series 2016, Rev., 5.00%, 7/1/2024	150,000	150,857
City of New Braunfels, Combination Tax GO, 5.00%, 2/1/2025	40,000	40,627
City of Odessa Series 2015, GO, 5.00%, 3/1/2024	250,000	250,000
City of Pearland, Permanent Improvement
GO, 5.00%, 3/1/2024	40,000	40,000
Series 2016B, GO, 5.00%, 3/1/2024	25,000	25,000
City of Plano Series 2022, GO, 4.00%, 9/1/2024	1,370,000	1,375,010
City of Port Aransas Series 2024, GO, 5.00%, 3/1/2024	135,000	135,000
City of Port Aransas, Combination Tax, Certificates of Obligation GO, 4.00%, 2/1/2025	25,000	25,194
City of Rockwall, General Obligation Series 2013, GO, 5.00%, 8/1/2024	55,000	55,070
City of Round Rock Series 2017, GO, 5.00%, 8/15/2024	30,000	30,240
City of Sachse, Combination Tax and Limited Surplus Series 2017A, GO, 4.00%, 2/15/2025	65,000	65,534
City of San Antonio, Drainage Utility System Rev., 5.00%, 2/1/2027	50,000	50,061
City of San Antonio, Electric and Gas Systems Series 2012, Rev., 5.25%, 2/1/2025	45,000	45,882
City of San Marcos, Combination Tax GO, 5.00%, 8/15/2024	35,000	35,243
City of Sherman, Combination Tax GO, 5.00%, 8/15/2024	25,000	25,187
City of Socorro GO, 5.00%, 3/1/2024 (b)	300,000	300,000
City of Victoria Series 2017, GO, 5.00%, 8/15/2024	25,000	25,177
City of Waco GO, 5.00%, 2/1/2026	90,000	90,111
City of Waco, Combination Tax GO, 5.00%, 2/1/2025	30,000	30,475
City of Waxahachie
Series 2016 B, GO, 5.00%, 8/1/2024	25,000	25,154
Series 2016A, GO, 5.00%, 8/1/2024	60,000	60,370
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Waxahachie, Combination Tax GO, 4.00%, 8/1/2024	45,000	45,097
City of Weatherford GO, 4.00%, 3/1/2025	30,000	30,235
City of Weslaco Series 2016, GO, 5.00%, 2/15/2025	50,000	50,855
Collin County Community College District Series 2018, GO, 5.00%, 8/15/2025	70,000	72,022
Columbia-Brazoria Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 2/1/2025	200,000	199,030
Comal Independent School District, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/1/2025	55,000	55,946
Series B, GO, PSF-GTD, 5.00%, 2/1/2025	25,000	25,033
County of Bexar, Combination Tax Series 2014, GO, 5.00%, 6/15/2024 (b)	125,000	125,568
County of Bexar, Flood Control Tax GO, 5.00%, 6/15/2024	45,000	45,225
County of Bexar, Limited Tax Series 2016, GO, 4.00%, 6/15/2025 (b)	25,000	25,299
County of Brazoria, Limited Tax Series 2021, GO, 5.00%, 3/1/2024	100,000	100,000
County of Comal, Limited Tax GO, 4.00%, 2/1/2025	35,000	35,269
County of Denton
Series 2014, GO, 5.00%, 7/15/2024	25,000	25,158
Series 2019, GO, 5.00%, 7/15/2024	30,000	30,190
County of Fort Bend
Series 2014, GO, 4.50%, 3/1/2024	35,000	35,000
Series B, GO, 5.00%, 3/1/2025	60,000	61,092
County of Galveston, Limited Tax GO, 5.00%, 2/1/2025	30,000	30,478
County of Harris Series 2022A, GO, 5.00%, 10/1/2024	2,240,000	2,263,211
County of Harris, Senior Lien
Series 2016 A, Rev., 5.00%, 8/15/2024	100,000	100,788
Series 2015 B, Rev., 5.00%, 8/15/2026	40,000	40,967
Series 2015 B, Rev., 5.00%, 8/15/2027	90,000	92,176
Series 2016 A, Rev., 5.00%, 8/15/2027	35,000	36,503
County of Harris, Unlimited Tax Series 2022A, GO, 5.00%, 10/1/2024	220,000	222,280
County of Hays, Limited Tax GO, 5.00%, 2/15/2025	35,000	35,582
County of La Salle Series 2018 A, GO, AGM, 5.00%, 3/1/2024	125,000	125,000
County of Montgomery Series 2014A, GO, 5.00%, 3/1/2027	1,410,000	1,411,781
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	229

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
County of Nueces, Combination Tax
GO, 4.00%, 2/15/2025 (b)	15,000	15,095
GO, 4.00%, 2/15/2025	10,000	10,070
County of Taylor, Limited Tax GO, 5.00%, 2/15/2025	30,000	30,505
County of Tom Green, Combination Tax and Limited Surplus GO, 5.00%, 2/1/2025	35,000	35,542
County of Travis Series A, GO, 5.00%, 3/1/2024	50,000	50,000
County of Williamson, Unlimited Tax Series 2014, GO, 5.00%, 2/15/2025	405,000	405,583
Dallas Area Rapid Transit, Sales Tax, Senior Lien
Rev., 5.00%, 12/1/2024	105,000	106,328
Series 2014A, Rev., 5.00%, 12/1/2024	210,000	212,657
Series 2014A, Rev., 5.00%, 12/1/2024 (b)	400,000	405,356
Dallas County Park Cities Municipal Utility District Rev., 4.00%, 8/1/2025	25,000	25,309
Dallas County Utility and Reclamation District, Unlimited Tax
Series 2016, GO, 5.00%, 2/15/2025	100,000	101,597
Series 2016, GO, 5.00%, 2/15/2028	385,000	411,710
Dallas Fort Worth International Airport
Series 2021B, Rev., 5.00%, 11/1/2024	50,000	50,585
Series 2020B, Rev., 5.00%, 11/1/2025	30,000	30,981
Series 2020 A, Rev., 5.00%, 11/1/2026	30,000	31,656
Series 2023B, Rev., 5.00%, 11/1/2026	1,600,000	1,688,307
Series 2023B, Rev., 5.00%, 11/1/2027	1,500,000	1,618,148
Series 2023B, Rev., 5.00%, 11/1/2028	1,000,000	1,101,364
Dallas Independent School District, Unlimited Tax
Series 2014A, GO, PSF-GTD, 5.00%, 8/15/2024 (b)	30,000	30,226
Series 2016A, GO, PSF-GTD, 4.00%, 2/15/2025 (b)	25,000	25,159
GO, PSF-GTD, 5.00%, 2/15/2025	50,000	50,902
Denton County Housing Finance Corp., THF Pathway on Woodrow LP Series 2022, Rev., 5.00%, 2/1/2025 (c)	3,925,000	3,963,978
DeSoto Independent School District Series 2013, GO, PSF-GTD, Zero Coupon, 8/15/2025	500,000	471,641
El Paso Housing Finance Corp., Columbia Housing Partners LP Rev., 4.50%, 3/1/2025 (c)	3,500,000	3,517,460
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
El Paso Independent School District Series 2015A, GO, PSF-GTD, 5.00%, 8/15/2025 (b)	90,000	92,331
Floresville Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 2/1/2025	35,000	34,830
Fort Bend Grand Parkway Toll Road Authority Series 2021 A, Rev., GTD, 5.00%, 3/1/2024	100,000	100,000
Frisco Independent School District Series 2016A, GO, PSF-GTD, 5.00%, 8/15/2025	2,500,000	2,574,001
Galveston Public Facility Corp., The Oleanders at Broadway Rev., 0.47%, 8/1/2024 (c)	3,775,000	3,704,081
Garland Independent School District, Unlimited Tax, School Building
Series 2016, GO, PSF-GTD, 5.00%, 2/15/2025	20,000	20,351
Series A, GO, PSF-GTD, 5.00%, 2/15/2025	50,000	50,879
Hallsville Independent School District Series 2020, GO, PSF-GTD, 5.00%, 2/15/2025	100,000	101,710
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Series 2019C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.57%), 3.87%, 3/7/2024 (d)	575,000	573,611
Series 2014A, Rev., 5.00%, 12/1/2024	25,000	25,303
Series 2019A, Rev., 5.00%, 12/1/2024	385,000	389,673
Series 2020C-2, Rev., 5.00%, 12/1/2024 (c)	595,000	600,867
Series 2014A, Rev., 5.00%, 12/1/2025	70,000	70,851
Series 2014A, Rev., 5.00%, 12/1/2027	25,000	25,310
Harris County Health Facilities Development Corp., Sisters of Charity of the Incarnate Word Series 1997B, Rev., 5.75%, 7/1/2027 (b)	5,995,000	6,252,926
Housing Options, Inc., Brooks Manor - The Oaks Project Rev., 0.50%, 3/1/2025 (c)	6,250,000	5,965,421
Houston Community College System Series 2019, Rev., 5.00%, 4/15/2024	125,000	125,239
Houston Housing Finance Corp. Multi Family Housing Sunset Garden Apartments Series 2022, Rev., FHA, 4.00%, 10/1/2024 (c)	300,000	299,886
Houston Independent School District, Limited Tax Series 2014B, GO, PSF-GTD, 4.00%, 2/15/2027	25,000	25,001
SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Houston Independent School District, Limited Tax Schoolhouse GO, PSF-GTD, 5.00%, 2/15/2025	155,000	157,796
Humble Independent School District, Unlimited Tax School Building Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2025	35,000	35,622
Joshua Independent School District Series 2015, GO, PSF-GTD, 5.00%, 8/15/2024 (b)	65,000	65,446
Keller Independent School District, Unlimited Tax Series 2015, GO, PSF-GTD, 5.00%, 2/15/2025 (b)	20,000	20,361
Klein Independent School District, Unlimited Tax
Series 2015A, GO, PSF-GTD, 5.00%, 8/1/2024	65,000	65,451
GO, PSF-GTD, 5.00%, 2/1/2025	50,000	50,824
Leander Independent School District, Unlimited Tax
Series 2014 C, GO, PSF-GTD, Zero Coupon, 8/15/2024 (b)	35,000,000	11,800,558
Series 2014D, GO, PSF-GTD, Zero Coupon, 8/15/2024 (b)	10,560,000	5,073,528
Lewisville Independent School District, Unlimited Tax
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2024	8,500,000	8,567,366
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2026	925,000	973,304
Series 2016 A, GO, PSF-GTD, 4.00%, 8/15/2027	100,000	101,279
Lower Colorado River Authority, LCRA Transmission Services Corp. Project
Series 2016, Rev., 5.00%, 5/15/2024	100,000	100,295
Series 2018, Rev., 5.00%, 5/15/2024	30,000	30,089
Series 2019, Rev., 5.00%, 5/15/2024	115,000	115,340
Series 2022, Rev., 5.00%, 5/15/2024	285,000	285,842
Series 2022A, Rev., 5.00%, 5/15/2024	800,000	802,363
Rev., 5.00%, 5/15/2025	170,000	173,562
Rev., 5.00%, 5/15/2026	1,225,000	1,228,179
Series 2019A, Rev., 5.00%, 5/15/2026	150,000	156,706
Series 2018, Rev., 5.00%, 5/15/2027	165,000	165,455
Series 2019, Rev., 5.00%, 5/15/2028	105,000	114,326
Series 2023, Rev., AGM, 5.00%, 5/15/2028	80,000	87,272
Metropolitan Transit Authority of Harris County, Sales and Use Tax
Series 2017B, Rev., 5.00%, 11/1/2025	3,040,000	3,138,948
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Series 2018, Rev., 5.00%, 11/1/2026	550,000	580,645
Mission Economic Development Corp., Republic Services, Inc., Project Series 2012, Rev., AMT, 4.10%, 5/1/2024 (c)	14,000,000	13,995,390
New Hope Cultural Education Facilities Finance Corp., Collegiate Housing Galveston LLC Series A, Rev., 5.00%, 4/1/2024 (b)	25,000	25,027
New Hope Cultural Education Facilities Finance Corp., Collegiate Housing Stephenville LLC Tarleton State University Project Series A, Rev., 5.00%, 4/1/2024 (b)	90,000	90,084
New Hope Cultural Education Facilities Finance Corp., Student Housing CHF Collegiate Housing Stephenville Tarleton State University Project Series A, Rev., 5.00%, 4/1/2025 (b)	1,700,000	1,728,896
New Hope Cultural Education Facilities Finance Corp., Student Housing Texas A&M University Series 2017A, Rev., 5.00%, 4/1/2025 (b)	1,105,000	1,124,956
North Harris County Regional Water Authority, Senior Lien Rev., 4.00%, 12/15/2024	125,000	125,786
North Texas Municipal Water District Water System
Series 2015, Rev., 5.00%, 6/1/2024	230,000	230,870
Series 2019A, Rev., 3.00%, 9/1/2024	40,000	39,864
Rev., 5.00%, 9/1/2024	30,000	30,245
Series 2014, Rev., 5.00%, 9/1/2024	200,000	200,265
Series 2015, Rev., 5.00%, 9/1/2027	40,000	41,054
North Texas Tollway Authority, First Tier
Series 2016A, Rev., 5.00%, 1/1/2025	180,000	180,222
Series A, Rev., 5.00%, 1/1/2025	235,000	235,519
Series 2020A, Rev., 5.00%, 1/1/2026	70,000	72,419
Series A, Rev., 5.00%, 1/1/2028	55,000	57,073
North Texas Tollway Authority, Second Tier
Series B, Rev., 5.00%, 1/1/2025	50,000	50,060
Series B, Rev., 5.00%, 1/1/2026	260,000	260,254
Series 2019 B, Rev., 5.00%, 1/1/2027	235,000	249,085
Series B, Rev., 5.00%, 1/1/2027	100,000	103,246
Series 2019 B, Rev., 5.00%, 1/1/2028	25,000	27,049
Northwest Independent School District, Unlimited Tax Series 2016A, GO, PSF-GTD, 5.00%, 2/15/2026 (b)	600,000	623,691
Pasadena Independent School District Series 2023B, GO, 5.00%, 2/15/2027	1,500,000	1,596,878
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	231

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Permanent University Fund - University of Texas System
Series 2008A, Rev., VRDO, LIQ : University of Texas Investment Management Co. (The), 3.33%, 3/11/2024 (c)	20,000,000	20,000,000
Series 2014 B, Rev., 5.00%, 7/1/2024	25,000	25,146
Red River Education Finance Corp., Christian University Project Series 2016A, Rev., 5.00%, 3/15/2025	50,000	50,862
Richardson Independent School District, Unlimited Tax Series 2015B, GO, 5.00%, 2/15/2025	30,000	30,541
Robstown Independent School District Series 2016, GO, PSF-GTD, 4.00%, 2/15/2026	305,000	307,142
Rockwall Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 2/15/2025	50,000	48,405
Round Rock Independent School District
Series 2019 A, GO, PSF-GTD, 5.00%, 8/1/2025	60,000	61,696
Series 2016, GO, PSF-GTD, 5.00%, 8/1/2027	30,000	31,473
San Antonio Housing Trust Finance Corp. Series 2010, Rev., FHLMC COLL, LIQ : FHLMC, 3.50%, 10/1/2024 (b) (c)	2,270,000	2,270,792
San Antonio Independent School District GO, PSF-GTD, 5.00%, 8/15/2024	100,000	100,775
San Antonio Public Facilities Corp., Convention Center Facility Project
Series 2022, Rev., 5.00%, 9/15/2024	25,000	25,228
Series 2022, Rev., 5.00%, 9/15/2028	25,000	27,228
San Antonio Water System, Junior Lien
Series 2016A, Rev., 5.00%, 5/15/2024	25,000	25,083
Series 2018A, Rev., 5.00%, 5/15/2024	35,000	35,117
San Elizario Independent School District, Unlimited Tax Series 2015, GO, PSF-GTD, 5.00%, 5/1/2025 (b)	310,000	316,615
San Jacinto Community College District, Limited Tax GO, 5.00%, 2/15/2025	30,000	30,544
Southwest Higher Education Authority, Inc., Southern Methodist University Project Series 2016A, Rev., 5.00%, 10/1/2024	120,000	121,120
Spring Independent School District Series 2017 A, GO, 5.00%, 8/15/2028	20,000	20,934
State of Texas
Series 2014, GO, 4.00%, 4/1/2024 (b)	25,000	25,011
Series 2014, GO, 5.00%, 4/1/2024 (b)	670,000	670,805
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
State of Texas, Transportation Commission Highway improvement General Obligation Series 2014, GO, 5.00%, 4/1/2024	350,000	350,442
State of Texas, Transportation Commission Mobility Fund
GO, 5.00%, 4/1/2024 (b)	110,000	110,128
Series 2014, GO, 5.00%, 4/1/2024 (b)	555,000	555,646
GO, 5.00%, 10/1/2024	20,000	20,025
State of Texas, Veterans
Series 2015A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (c)	16,060,000	16,060,000
Series 2013A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/11/2024 (c)	9,770,000	9,770,000
Tarrant Regional Water District Water Supply System
Series 2014, Rev., 5.00%, 3/1/2024 (b)	355,000	355,000
Series 2015, Rev., 5.00%, 3/1/2024	125,000	125,000
Texas A&M University Series 2022, Rev., 5.00%, 5/15/2024	220,000	220,716
Texas A&M University, Financing System Series 2017C, Rev., 5.00%, 5/15/2028	80,000	85,451
Texas Department of Housing and Community Affairs, Fishpond at Corpus Christi Apartments Series 2020, Rev., VRDO, 4.00%, 3/1/2024 (c)	1,800,000	1,800,000
Texas Department of Housing and Community Affairs, North Grand Villas Series 2023, Rev., FHA, 5.00%, 8/1/2025 (c)	1,444,000	1,465,827
Texas Department of Housing and Community Affairs, Socorro Village
Series 2022, Rev., 4.00%, 8/1/2024 (c)	3,175,000	3,176,680
Series 2023, Rev., 4.75%, 8/1/2024 (c)	940,000	943,665
Texas Home Collaborative, 1518 Apartments Series 2023, Rev., 5.00%, 10/1/2026 (c)	4,025,000	4,158,925
Texas Public Finance Authority Rev., 5.00%, 2/1/2025	25,000	25,396
Texas State Technical College Series 2022 A, Rev., AGM, 5.00%, 8/1/2028	85,000	93,022
Texas State University System
Series 2019A, Rev., 5.00%, 3/15/2024	35,000	35,016
Series 2017A, Rev., 5.00%, 3/15/2025	115,000	117,089
Series 2019A, Rev., 5.00%, 3/15/2025	190,000	193,509
Texas Transportation Commission State Highway Fund, First Tier
SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series 2014-A, Rev., 5.00%, 4/1/2024 (b)	715,000	715,750
Series 2014-A, Rev., 5.00%, 6/14/2024	405,000	405,595
Series 2016B, Rev., 0.56%, 4/1/2026	10,135,000	9,430,352
Texas Water Development Board, State Revolving Fund Series 2020, Rev., 5.00%, 8/1/2025	100,000	102,813
Texas Water Development Board, State Water Implementation Fund
Series 2017 A, Rev., 5.00%, 4/15/2024	175,000	175,359
Series 2018 A, Rev., 5.00%, 4/15/2024	20,000	20,041
Series 2018A, Rev., 5.00%, 10/15/2024	50,000	50,577
Tomball Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2025	35,000	35,648
Trinity River Authority, Water Project Rev., 5.00%, 2/1/2025	75,000	76,229
Trinity River Public Facility Corp., Cowan Place Apartments Series 2021, Rev., 4.40%, 4/1/2024 (c)	4,775,000	4,774,989
University of Houston
Series 2017A, Rev., 5.00%, 2/15/2025	45,000	45,833
Series 2016A, Rev., 4.00%, 2/15/2027	75,000	75,747
University of North Texas System, Financing System Series 2017A, Rev., 5.00%, 4/15/2025	25,000	25,511
University of North Texas, Financing System Series 2020A, Rev., 5.00%, 4/15/2025	500,000	510,221
Weatherford Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 2/15/2025	50,000	48,464
Total Texas		190,235,349
Utah — 0.2%
Alpine School District, Utah School Bond Guaranty Program
Series 2017 B, GO, 5.00%, 3/15/2024	175,000	175,091
Series 2019 B, GO, 5.00%, 3/15/2024	175,000	175,091
Central Utah Water Conservancy District Series 2021 A, GO, 5.00%, 4/1/2024	605,000	605,737
City of American Fork Series 2016, GO, 5.00%, 5/1/2024	125,000	125,313
City of Sandy City, Sales Tax Rev., 5.00%, 3/1/2024	75,000	75,000
County of Utah, IHC Health Services, Inc.
Series 2020B-1, Rev., 5.00%, 8/1/2024 (c)	3,825,000	3,847,007
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Utah — continued
Series 2020B-2, Rev., 5.00%, 8/1/2026 (c)	100,000	103,773
State of Utah GO, 5.00%, 7/1/2024	75,000	75,421
University of Utah (The) Series 2017A, Rev., 5.00%, 8/1/2024	45,000	45,329
Utah Associated Municipal Power Systems, Horse Butte Wind Project Series 2017A, Rev., 5.00%, 9/1/2026	825,000	863,530
Utah State Building Ownership Authority, Master Lease Program Series 2012A, Rev., 3.00%, 5/15/2025	35,000	34,947
Utah Transit Authority, Sales Tax Series 2015 A, Rev., 5.00%, 6/15/2025	75,000	76,696
Utah Water Finance Agency, Loan Financing Program Series 2019 B, Rev., 5.00%, 3/1/2024	45,000	45,000
Total Utah		6,247,935
Virginia — 0.2%
Caroline County Economic Development Authority Series 2021, Rev., 5.00%, 4/1/2024	165,000	165,177
City of Alexandria Series 2017 C, GO, 5.00%, 7/1/2025	45,000	46,205
City of Chesapeake Series A, Rev., AGM - CR, 4.00%, 7/15/2024	25,000	25,014
City of Hampton
Series 2019 A, GO, 5.00%, 3/1/2024	45,000	45,000
Series 2015B, GO, 5.00%, 9/1/2024 (b)	30,000	30,237
City of Norfolk Rev., 5.00%, 11/1/2024	100,000	101,189
City of Richmond, Public Improvement Series 2014A, GO, 5.00%, 3/1/2024 (b)	25,000	25,000
Commonwealth of Virginia Series 2013B, GO, 4.00%, 6/3/2024	20,000	20,031
County of Fairfax Series 2012 B, GO, 5.00%, 4/1/2024	25,000	25,034
Culpeper County Economic Development Authority, Capital Projects Rev., 5.00%, 6/1/2024	355,000	356,472
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Series 2018 A, Rev., 5.00%, 5/15/2024	305,000	306,023
Fairfax County Water Authority Series 2017, Rev., 5.00%, 4/1/2024	75,000	75,096
Loudoun County Economic Development Authority Series 2022A, Rev., 5.00%, 12/1/2024	30,000	30,415
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	233

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virginia — continued
Louisa Industrial Development Authority, Electric and Power Co. Project Series 2008B, Rev., 0.75%, 9/2/2025 (c)	100,000	93,402
Upper Occoquan Sewage Authority Series 2014, Rev., 5.00%, 7/1/2025 (b)	45,000	46,146
Virginia Beach Development Authority
Series 2020 A, Rev., 5.00%, 4/15/2024	25,000	25,051
Series B, Rev., 4.00%, 5/1/2024	30,000	30,039
Virginia College Building Authority Educational Facilities, 21St Century College and Equipment Programs Series 2015A, Rev., 5.00%, 2/1/2025 (b)	100,000	101,674
Virginia Commonwealth Transportation Board Series 2017, Rev., GAN, 5.00%, 3/15/2024	35,000	35,018
Virginia Commonwealth Transportation Board, Capital Projects
Rev., 5.00%, 5/15/2024	150,000	150,512
Series 2017A, Rev., 5.00%, 5/15/2025	40,000	40,947
Virginia Commonwealth Transportation Board, Federal Highway Transportation Rev., GAN, 5.00%, 3/15/2028	20,000	21,048
Virginia Commonwealth Transportation Board, Federal Transportation Rev., GAN, 5.00%, 3/15/2025	30,000	30,603
Virginia Commonwealth University Health System Authority Series B, Rev., 5.00%, 7/1/2025	45,000	46,040
Virginia Housing Development Authority Series 2020B, Rev., 0.99%, 3/1/2024	28,406	28,406
Virginia Public Building Authority, Public Facilities Series C, Rev., 4.00%, 8/1/2026	25,000	25,110
Virginia Public School Authority, School Financing 1997 Resolution Series 2015A, Rev., 5.00%, 8/1/2024	25,000	25,189
Virginia Resources Authority, Infrastructure Moral Obligation Series 2012B, Rev., 4.00%, 11/1/2024	15,000	15,009
Wise County Industrial Development Authority, Electric and Power Co. Project Series 2010A, Rev., 1.20%, 5/31/2024 (c)	2,110,000	2,093,037
Total Virginia		4,058,124
Washington — 1.7%
Auburn School District No. 408 of King and Pierce Counties, Unlimited Tax GO, 5.00%, 12/1/2024	25,000	25,338
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Central Washington University Rev., 4.00%, 5/1/2026	270,000	270,045
City of Olympia, Limited Tax GO, 5.00%, 12/1/2024	25,000	25,340
City of Redmond, Utility System Series 2014, Rev., 5.00%, 12/1/2024 (b)	1,600,000	1,620,833
City of Seattle, Municipal Light and Power Series 2015A, Rev., 5.00%, 5/1/2024	85,000	85,234
City of Seattle, Solid Waste Series 2014, Rev., 5.00%, 5/1/2027	285,000	285,687
Clark County School District No. 114 Evergreen Series 2019, GO, 5.00%, 12/1/2025	20,000	20,713
County of King, Limited Tax Series 2015A, GO, 5.00%, 1/1/2025 (b)	100,000	101,545
County of King, Sewer, Junior Lien Series 2020B, Rev., 0.88%, 1/1/2026 (c)	60,000	55,666
County of Pierce Series A, GO, 5.00%, 8/1/2024	20,000	20,144
County of Skagit, Limited Tax GO, 5.00%, 12/1/2024	60,000	60,781
Energy Northwest, Columbia Generating Station
Series 2018 A, Rev., 5.00%, 7/1/2024	25,000	25,148
Series A, Rev., 5.00%, 7/1/2024	85,000	85,502
Energy Northwest, Project 1
Series 2014-C, Rev., 5.00%, 7/1/2025	50,000	50,264
Series 2014C, Rev., 5.00%, 7/1/2026	90,000	90,403
Series 2014-C, Rev., 5.00%, 7/1/2027	135,000	135,591
Series 2015-A, Rev., 5.00%, 7/1/2027	30,000	30,765
Energy Northwest, Project 3 Electric Series 2018C, Rev., 5.00%, 7/1/2025	25,000	25,676
Franklin County School District No. 1 Pasco, Unlimited Tax Series 2015, GO, 5.00%, 12/1/2025	5,015,000	5,073,641
FYI Properties, State of Washington District Project Series 2019, Rev., 5.00%, 6/1/2024	110,000	110,416
King and Snohomish Counties School District No. 417 Northshore, Unlimited Tax GO, 5.00%, 12/1/2024	25,000	25,348
King County Fire Protection District No. 39, Unlimited Tax Series 2015A, GO, 5.00%, 12/1/2024	40,000	40,550
King County Public Hospital District No. 2, Evergreen Healthcare, Limited Tax Series 2015B, GO, 5.00%, 12/1/2024 (b)	45,000	45,553
SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2024	65,000	65,431
King County School District No. 405 Bellevue, Unlimited Tax GO, 5.00%, 12/1/2024	160,000	162,166
King County School District No. 411 Issaquah, Unlimited Tax Series 2022, GO, 5.00%, 12/1/2025	110,000	113,826
Port of Seattle, Intermediate Lien
Series 2016, Rev., 5.00%, 2/1/2026	130,000	134,419
Series 2022A, Rev., 5.00%, 8/1/2026	35,000	36,610
Series 2016, Rev., 5.00%, 2/1/2027	30,000	31,043
Rev., 5.00%, 2/1/2028	80,000	82,767
Series 2022A, Rev., 5.00%, 8/1/2028	70,000	76,363
Public Utility District No. 1 of Lewis County, Cowlitz Falls Hydroelec Project Series 2013, Rev., 5.25%, 10/1/2028	2,290,000	2,292,128
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-123, Rev., VRDO, LOC : Royal Bank of Canada, 3.50%, 3/7/2024 (c) (e)	5,860,000	5,860,000
Snohomish County School District No. 6 Mukilteo Series 2022, GO, 5.00%, 12/1/2024	55,000	55,777
State of Washington
Series 2019B, COP, 5.00%, 7/1/2024	20,000	20,115
Series 2020B, COP, 5.00%, 7/1/2024	45,000	45,259
Series R-2022C, GO, 4.00%, 7/1/2027	15,000,000	15,630,201
State of Washington, State and Local Agency Personal Property Series 2014B, COP, 5.00%, 7/1/2024	50,000	50,287
State of Washington, State and Local Agency Real and Personal Property Series 2018C, COP, 5.00%, 7/1/2024	35,000	35,201
State of Washington, Various Purpose
Series R-2015E, GO, 5.00%, 7/1/2024	25,000	25,149
Series 2018A, GO, 5.00%, 8/1/2024	40,000	40,304
Series R-2018C, GO, 5.00%, 8/1/2024	35,000	35,266
Series 2021C, COP, 5.00%, 1/1/2025	1,000,000	1,015,618
University of Washington Series 2020C, Rev., 5.00%, 4/1/2026	25,000	26,149
Washington Economic Development Finance Authority, Washington Biomedical Research Properties Series A, Rev., 5.00%, 6/1/2024	50,000	50,171
Washington Health Care Facilities Authority
Series 2014A, Rev., 5.00%, 5/15/2024 (b)	80,000	80,211
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Series 2012A, Rev., 5.00%, 10/1/2025	25,000	25,012
Washington Health Care Facilities Authority, Multicare Health System Series B, Rev., 5.00%, 8/15/2026	560,000	571,610
Washington Health Care Facilities Authority, Providence Health and Services
Series 2012A, Rev., 5.00%, 10/1/2024	1,055,000	1,055,407
Series 2012A, Rev., 5.00%, 10/1/2026	1,030,000	1,033,439
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Rev., 5.00%, 3/1/2026	500,000	507,334
Washington State Housing Finance Commission Series A, Rev., 7.00%, 7/1/2025 (b) (e)	1,100,000	1,145,981
Washington State Housing Finance Commission, Herons Key Senior Living Series A, Rev., 7.00%, 7/1/2025 (b) (e)	6,530,000	6,802,957
Washington State University Series 2014, Rev., 5.00%, 4/1/2024 (b)	30,000	30,036
Whitman County School District No. 267 Pullman, Unlimited Tax Series 2016, GO, 5.00%, 12/1/2024	35,000	35,487
Total Washington		45,481,907
West Virginia — 0.1%
West Virginia Economic Development Authority, Appalachian Power Co. Series 2015A, Rev., 2.55%, 4/1/2024 (c)	135,000	134,735
West Virginia Economic Development Authority, Correctional Juvenile and Public Safety Facilities
Series 2012A, Rev., 5.00%, 6/1/2024	125,000	125,135
Series 2012A, Rev., 5.00%, 6/1/2025	805,000	808,416
West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Co. Amos Project Series 2010A, Rev., 0.63%, 12/15/2025 (c)	100,000	92,721
West Virginia Hospital Finance Authority Series 2016A, Rev., 5.00%, 6/1/2025	25,000	25,490
Total West Virginia		1,186,497
Wisconsin — 0.5%
Berlin Area School District GO, 4.00%, 3/1/2024 (b)	25,000	25,000
City of De Pere Series 2013A, GO, 3.38%, 12/1/2026	460,000	457,977
City of Madison, Water Utility Rev., BAN, 1.50%, 11/1/2024	820,000	804,556
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	235

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
City of Milwaukee, Promissory Notes Series N4, GO, 5.00%, 4/1/2024	25,000	25,019
County of Milwaukee, Corporate Purpose Series 2018D, GO, 3.00%, 8/1/2024	100,000	99,699
Howard-Suamico School District Series 2021, GO, 5.00%, 3/1/2024	30,000	30,000
Onalaska School District GO, 5.00%, 4/1/2024	230,000	230,287
Parkview School District GO, 4.00%, 4/1/2024 (b)	25,000	25,013
Public Finance Authority Lease Development, Ku Campus Development Corp. Project Series 2016, Rev., 5.00%, 3/1/2024	355,000	355,000
Public Finance Authority, Rose Villa Project Series 2014A, Rev., 5.75%, 11/15/2024 (b) (e)	2,550,000	2,584,201
State of Wisconsin
Series 2022A, COP, 4.00%, 3/1/2024	80,000	80,000
Series 2023-1, GO, 5.00%, 5/1/2024	35,000	35,096
Series 2016-2, GO, 5.00%, 11/1/2024	20,000	20,248
Series 2014-4, GO, 5.00%, 5/1/2025	90,000	91,098
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio
Series 2015-1, Rev., 5.00%, 6/1/2024 (b)	560,000	561,981
Series 20161, Rev., 5.00%, 6/1/2024 (b)	155,000	155,548
Village of Fox Crossing, Corporate Purpose GO, 3.00%, 4/1/2024	185,000	184,872
Wauwatosa School District Series 2019B, GO, 5.00%, 9/1/2024	30,000	30,245
Western Technical College District Series 2017 E, GO, 5.00%, 4/1/2024	40,000	40,045
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Series 2018B-4, Rev., 5.00%, 1/29/2025 (c)	640,000	647,616
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group
Series 2018B-2, Rev., 5.00%, 6/24/2026 (c)	450,000	465,580
Series 2018C1, Rev., 5.00%, 7/29/2026 (c)	1,005,000	1,041,162
Wisconsin Health and Educational Facilities Authority, Ascension Health Credit Series 2013B-5, Rev., 5.00%, 12/3/2024 (c)	1,085,000	1,095,474
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
Wisconsin Health and Educational Facilities Authority, Ascension Health Credit Group Series 2016 A, Rev., 5.00%, 11/15/2029	85,000	88,202
Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group
Series 2016A, Rev., 5.00%, 11/15/2024	385,000	389,848
Series 2019A, Rev., 5.00%, 11/15/2024	300,000	303,778
Series 2016A, Rev., 5.00%, 11/15/2026	2,000,000	2,079,000
Series 2016A, Rev., 5.00%, 11/15/2028	95,000	98,677
Wisconsin Health and Educational Facilities Authority, Mercy Alliance, Inc. Rev., 5.00%, 6/1/2026	160,000	160,123
Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service
Series 2018, Rev., 5.00%, 4/1/2024	25,000	25,027
Series 2018, Rev., 5.00%, 4/1/2028	65,000	70,130
Wisconsin Health and Educational Facilities Authority, The Monroe Clinic, Inc.
Rev., 3.00%, 8/15/2025 (b)	25,000	24,796
Rev., 4.00%, 8/15/2025 (b)	605,000	608,764
Wisconsin Health and Educational Facilities Authority, Unity Point Health
Series 2014A, Rev., 5.00%, 12/1/2024	270,000	272,332
Series 2014A, Rev., 5.00%, 12/1/2025	825,000	832,319
Total Wisconsin		14,038,713
Total Municipal Bonds (Cost $2,443,738,385)		2,441,984,279
	SHARES
Short-Term Investments — 7.1%
Investment Companies — 7.1%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (g) (h) (Cost $186,997,054)	186,989,552	187,008,251
Total Investments — 99.7% (Cost $2,630,735,439)		2,628,992,530
Other Assets Less Liabilities — 0.3%		7,624,389
NET ASSETS — 100.0%		2,636,616,919

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. Morgan Exchange-Traded Funds	February 29, 2024

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
GAN	Grant Anticipation Notes
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	237

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024

	JPMorgan Active Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Income ETF	JPMorgan International Bond Opportunities ETF
ASSETS:
Investments in non-affiliates, at value	$190,627,035	$2,480,416,854	$1,131,368,935	$393,742,009
Investments in affiliates, at value	20,630,652	304,836,673	1,443,336	12,140,460
Cash	55,368	1,045,966	—	14,867
Foreign currency, at value	—	—	168	1,653,585
Deposits at broker for futures contracts	183,000	10,731,000	3,104,000	2,219,730
Deposits at broker for centrally cleared swaps	—	1,028,000	3,320,000	1,111,000
Receivables:
Due from custodian	—	—	—	440,000
Investment securities sold	33,142	1,415,101	397,001	37
Investment securities sold — delayed delivery securities	—	—	63,342,176	—
Fund shares sold	—	13,893,754	6,799,821	—
Interest from non-affiliates	1,038,259	15,549,344	9,370,795	4,848,837
Dividends from affiliates	2,967	43,839	215	1,746
Tax reclaims	—	—	—	84,999
Variation margin on futures contracts	19,375	1,269,231	65,365	473,009
Variation margin on centrally cleared swaps	—	—	2,367	—
Unrealized appreciation on forward foreign currency exchange contracts	—	35,892	241	880,257
Total Assets	212,589,798	2,830,265,654	1,219,214,420	417,610,536
LIABILITIES:
Payables:
Due to custodian	—	—	57,789	—
Foreign currency due to custodian, at value	—	7,508	—	—
TBA short commitments, at value	—	—	62,815,061	—
Investment securities purchased	3,184,504	16,816,874	4,560,608	820,000
Investment securities purchased — delayed delivery securities	13,985,360	181,872,746	79,174,968	—
Unrealized depreciation on forward foreign currency exchange contracts	—	18,310	160,155	968,530
Variation margin on centrally cleared swaps	—	523,469	—	1,564
Outstanding OTC swap contracts, at value	—	168,478	144,238	—
Accrued liabilities:
Management fees (See Note 3.A.)	43,513	761,776	317,839	160,805
Deferred foreign capital gains tax	—	—	—	13,184
Total Liabilities	17,213,377	200,169,161	147,230,658	1,964,083
Net Assets	$195,376,421	$2,630,096,493	$1,071,983,762	$415,646,453
SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan Active Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Income ETF	JPMorgan International Bond Opportunities ETF
NET ASSETS:
Paid-in-Capital	$189,745,544	$2,662,340,350	$1,083,717,917	$443,016,799
Total distributable earnings (loss)	5,630,877	(32,243,857)	(11,734,155)	(27,370,346)
Total Net Assets	$195,376,421	$2,630,096,493	$1,071,983,762	$415,646,453
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	3,750,000	56,900,000	23,730,000	8,800,000
Net asset value, per share	$52.10	$46.22	$45.17	$47.23
Cost of investments in non-affiliates	$186,143,358	$2,495,967,544	$1,129,759,466	$411,088,723
Cost of investments in affiliates	20,630,652	304,836,673	1,443,320	12,140,460
Cost of foreign currency	—	—	169	1,659,110
Proceeds from short TBAs	—	—	63,342,176	—
Net upfront payments/(receipts) on centrally cleared swaps	—	59,640	(3,650,384)	(74,807)
Net upfront payments on OTC swap contracts	—	46,503	23,375	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	239

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)

	JPMorgan Municipal ETF	JPMorgan Short Duration Core Plus ETF	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF
ASSETS:
Investments in non-affiliates, at value	$1,062,728,232	$400,807,572	$21,321,042,459	$2,441,984,279
Investments in affiliates, at value	178,363,148	25,964,962	1,101,895,063	187,008,251
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	—	—	31,757,692	—
Repurchase agreements, at value	—	—	230,000,000	—
Cash	2,045	1,924,289	8,477,080	397,262
Foreign currency, at value	—	50	—	—
Deposits at broker for futures contracts	210,000	—	498,400	—
Receivables:
Due from custodian	—	—	17,860,501	—
Investment securities sold	—	1,260,242	29,492,050	—
Fund shares sold	12,703,401	—	42,872,666	4,943
Interest from non-affiliates	10,312,682	2,822,006	159,448,873	32,492,320
Dividends from affiliates	354,727	3,867	158,463	363,411
Securities lending income (See Note 2.F.)	—	356	8,255	—
Variation margin on futures contracts	8,645	—	—	—
Total Assets	1,264,682,880	432,783,344	22,943,511,502	2,662,250,466
LIABILITIES:
Payables:
Investment securities purchased	17,633,423	20,922,637	285,591,145	10,246,283
Investment securities purchased — delayed delivery securities	25,409,690	1,198,816	108,643,000	15,039,996
Collateral received on securities loaned (See Note 2.F.)	—	—	31,757,692	—
Variation margin on futures contracts	—	4,140	20,679	—
Variation margin on centrally cleared swaps	—	50	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	152,377	99,851	2,989,958	347,268
Total Liabilities	43,195,490	22,225,494	429,002,474	25,633,547
Net Assets	$1,221,487,390	$410,557,850	$22,514,509,028	$2,636,616,919
NET ASSETS:
Paid-in-Capital	$1,209,009,169	$424,687,147	$22,546,136,113	$2,652,514,483
Total distributable earnings (loss)	12,478,221	(14,129,297)	(31,627,085)	(15,897,564)
Total Net Assets	$1,221,487,390	$410,557,850	$22,514,509,028	$2,636,616,919
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	24,050,000	8,870,000	446,600,000	51,900,000
Net asset value, per share	$50.79	$46.29	$50.41	$50.80
Cost of investments in non-affiliates	$1,043,660,743	$405,908,490	$21,326,483,306	$2,443,738,385
Cost of investments in affiliates	178,358,585	25,963,821	1,101,895,063	186,997,054
Cost of repurchase agreements	—	—	230,000,000	—
Cost of foreign currency	—	49	—	—
Investment securities on loan, at value (See Note 2.F.)	—	—	30,637,237	—
Cost of investment of cash collateral (See Note 2.F.)	—	—	31,757,692	—
Net upfront payments on centrally cleared swaps	—	79,167	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. Morgan Exchange-Traded Funds	February 29, 2024

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024

	JPMorgan Active Bond ETF (a)	JPMorgan Core Plus Bond ETF	JPMorgan Income ETF	JPMorgan International Bond Opportunities ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$2,845,446	$72,089,887	$42,213,344	$17,352,119
Interest income from affiliates	125	41	2,809	3,154
Dividend income from non-affiliates	—	1,175	195,194	—
Dividend income from affiliates	304,020	10,558,821	837,596	386,002
Foreign taxes withheld (net)	—	(17,929)	—	(4,846)
Total investment income	3,149,591	82,631,995	43,248,943	17,736,429
EXPENSES:
Management fees (See Note 3.A.)	171,056	5,949,316	2,545,434	1,737,828
Interest expense to non-affiliates	263	44,517	6,414	4,966
Interest expense to affiliates	—	1,257	178	9,511
Total expenses	171,319	5,995,090	2,552,026	1,752,305
Net investment income (loss)	2,978,272	76,636,905	40,696,917	15,984,124
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	304,845	(10,972,657)	(3,600,337)	(6,039,536)(b)
Investments in affiliates	—	—	5,027	—
Futures contracts	5,129	(10,384,492)	(5,748,889)	(2,208,130)
Foreign currency transactions	—	(18,386)	4	(4,503,428)
Forward foreign currency exchange contracts	—	(375,468)	(956,316)	4,457,953
Swaps	—	119,417	(2,233,596)	(1,166,985)
Net realized gain (loss)	309,974	(21,631,586)	(12,534,107)	(9,460,126)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,483,677	25,785,820	16,146,611	19,183,842
Investments in affiliates	—	—	30	—
Futures contracts	59,284	3,777,531	83,392	(1,514,660)
Foreign currency translations	—	(1,079)	(1)	620,561
Forward foreign currency exchange contracts	—	127,462	69,166	(3,898,521)
Swaps	—	108,835	(1,219,791)	(272,675)
Change in net unrealized appreciation/depreciation	4,542,961	29,798,569	15,079,407	14,118,547
Net realized/unrealized gains (losses)	4,852,935	8,166,983	2,545,300	4,658,421
Change in net assets resulting from operations	$7,831,207	$84,803,888	$43,242,217	$20,642,545

(a)
Commencement of operations was October 11, 2023.
(b)
Net of foreign capital gains tax of $(13,184).
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	241

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024 (continued)

	JPMorgan Municipal ETF	JPMorgan Short Duration Core Plus ETF	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$23,162,086	$11,910,094	$1,075,403,406	$81,293,779
Interest income from affiliates	—	1,135	9,130	83
Dividend income from affiliates	2,181,699	445,704	126,512,071	5,383,733
Income from securities lending (net) (See Note 2.F.)	—	10,690	127,765	—
Total investment income	25,343,785	12,367,623	1,202,052,372	86,677,595
EXPENSES:
Management fees (See Note 3.A.)	1,140,487	855,357	38,918,174	4,324,067
Interest expense to non-affiliates	55	2,134	—	3,744
Interest expense to affiliates	3,006	416	56,348	28,281
Total expenses	1,143,548	857,907	38,974,522	4,356,092
Net investment income (loss)	24,200,237	11,509,716	1,163,077,850	82,321,503
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,106,694)	(1,686,756)	(62,588,048)	(3,081,996)
Investments in affiliates	(4,022)	(646)	—	(2,233)
Futures contracts	(208,718)	(742,382)	(42,505,711)	(1,776,264)
Foreign currency transactions	—	114	—	—
Forward foreign currency exchange contracts	—	(113)	—	—
Swaps	(1,327,540)	(141,812)	—	—
Net realized gain (loss)	(5,646,974)	(2,571,595)	(105,093,759)	(4,860,493)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	23,868,591	4,550,950	136,150,824	11,880,089
Investments in affiliates	2,787	1,141	1,000	486
Futures contracts	21,502	2,264	(61,893)	325,334
Foreign currency translations	—	(2)	—	—
Swaps	562,868	66,850	—	—
Change in net unrealized appreciation/depreciation	24,455,748	4,621,203	136,089,931	12,205,909
Net realized/unrealized gains (losses)	18,808,774	2,049,608	30,996,172	7,345,416
Change in net assets resulting from operations	$43,009,011	$13,559,324	$1,194,074,022	$89,666,919
SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. Morgan Exchange-Traded Funds	February 29, 2024

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Active Bond ETF	JPMorgan Core Plus Bond ETF
	Period Ended February 29, 2024 (a)	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,978,272	$76,636,905	$15,449,243
Net realized gain (loss)	309,974	(21,631,586)	(8,263,378)
Change in net unrealized appreciation/depreciation	4,542,961	29,798,569	(34,402,057)
Change in net assets resulting from operations	7,831,207	84,803,888	(27,216,192)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,200,330)	(67,705,618)	(13,633,852)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	189,745,544	1,850,324,642	526,669,693
NET ASSETS:
Change in net assets	195,376,421	1,867,422,912	485,819,649
Beginning of period	—	762,673,581	276,853,932
End of period	$195,376,421	$2,630,096,493	$762,673,581
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$189,745,544	$1,850,324,642	$526,669,693
Total change in net assets resulting from capital transactions	$189,745,544	$1,850,324,642	$526,669,693
SHARE TRANSACTIONS:
Issued	3,750,000	40,400,000	11,200,000
Net increase in shares from transactions	3,750,000	40,400,000	11,200,000

(a)
Commencement of operations was October 11, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	243

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Income ETF		JPMorgan International Bond Opportunities ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,696,917	$9,509,946	$15,984,124	$10,187,081
Net realized gain (loss)	(12,534,107)	(5,053,206)	(9,460,126)	(4,176,011)
Change in net unrealized appreciation/depreciation	15,079,407	(10,704,366)	14,118,547	(12,105,884)
Change in net assets resulting from operations	43,242,217	(6,247,626)	20,642,545	(6,094,814)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(36,944,460)	(8,447,314)	(15,982,342)	(9,201,940)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	716,775,115	225,744,829	126,478,814	(23,314,375)
NET ASSETS:
Change in net assets	723,072,872	211,049,889	131,139,017	(38,611,129)
Beginning of period	348,910,890	137,861,001	284,507,436	323,118,565
End of period	$1,071,983,762	$348,910,890	$415,646,453	$284,507,436
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$716,775,115	$225,744,829	$126,478,814	$37,437,091
Cost of shares redeemed	—	—	—	(60,751,466)
Total change in net assets resulting from capital transactions	$716,775,115	$225,744,829	$126,478,814	$(23,314,375)
SHARE TRANSACTIONS:
Issued	15,960,000	4,950,000	2,700,000	800,000
Redeemed	—	—	—	(1,300,000)
Net increase (decrease) in shares from share transactions	15,960,000	4,950,000	2,700,000	(500,000)
SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan Municipal ETF		JPMorgan Short Duration Core Plus ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,200,237	$6,193,320	$11,509,716	$5,819,211
Net realized gain (loss)	(5,646,974)	(4,252,858)	(2,571,595)	(7,004,929)
Distributions of capital gains received from investment company affiliates	—	1,815	—	—
Change in net unrealized appreciation/depreciation	24,455,748	(4,719,224)	4,621,203	(4,603,014)
Change in net assets resulting from operations	43,009,011	(2,776,947)	13,559,324	(5,788,732)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(21,710,674)	(5,243,802)	(10,842,777)	(5,562,119)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	792,046,510	315,520,744	217,419,306	9,311,169
NET ASSETS:
Change in net assets	813,344,847	307,499,995	220,135,853	(2,039,682)
Beginning of period	408,142,543	100,642,548	190,421,997	192,461,679
End of period	$1,221,487,390	$408,142,543	$410,557,850	$190,421,997
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$801,786,305	$346,910,716	$217,419,306	$74,909,941
Cost of shares redeemed	(9,739,795)	(31,389,972)	—	(65,598,772)
Total change in net assets resulting from capital transactions	$792,046,510	$315,520,744	$217,419,306	$9,311,169
SHARE TRANSACTIONS:
Issued	16,050,000	6,950,000	4,720,000	1,620,000
Redeemed	(200,000)	(650,000)	—	(1,430,000)
Net increase in shares from transactions	15,850,000	6,300,000	4,720,000	190,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	245

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Ultra-Short Income ETF		JPMorgan Ultra-Short Municipal Income ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,163,077,850	$495,099,163	$82,321,503	$42,193,863
Net realized gain (loss)	(105,093,759)	18,789,084	(4,860,493)	(16,769,517)
Distributions of capital gains received from investment company affiliates	—	—	—	13,700
Change in net unrealized appreciation/depreciation	136,089,931	(52,916,345)	12,205,909	(2,836,541)
Change in net assets resulting from operations	1,194,074,022	460,971,902	89,666,919	22,601,505
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,144,625,684)	(471,003,120)	(80,461,934)	(37,164,875)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,679,440,077)	6,468,357,505	106,950,433	(581,594,995)
NET ASSETS:
Change in net assets	(2,629,991,739)	6,458,326,287	116,155,418	(596,158,365)
Beginning of period	25,144,500,767	18,686,174,480	2,520,461,501	3,116,619,866
End of period	$22,514,509,028	$25,144,500,767	$2,636,616,919	$2,520,461,501
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,934,297,175	$9,164,313,805	$478,569,416	$980,178,647
Cost of shares redeemed	(5,613,737,252)	(2,695,956,300)	(371,618,983)	(1,561,773,642)
Total change in net assets resulting from capital transactions	$(2,679,440,077)	$6,468,357,505	$106,950,433	$(581,594,995)
SHARE TRANSACTIONS:
Issued	58,450,000	182,650,000	9,450,000	19,300,000
Redeemed	(111,900,000)	(53,750,000)	(7,350,000)	(30,900,000)
Net increase (decrease) in shares from share transactions	(53,450,000)	128,900,000	2,100,000	(11,600,000)
SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. Morgan Exchange-Traded Funds	February 29, 2024

THIS PAGE IS INTENTIONALLY LEFT BLANK

247

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Active Bond ETF
October 11, 2023 (f) through February 29, 2024	$49.87	$1.01	$1.95	$2.96	$(0.73)	$—	$(0.73)
JPMorgan Core Plus Bond ETF
Year Ended February 29, 2024	46.22	2.27	(0.21)	2.06	(2.06)	—	(2.06)
Year Ended February 28, 2023	52.24	1.68	(6.23)	(4.55)	(1.47)	—	(1.47)
Year Ended February 28, 2022	54.31	1.09	(1.96)	(0.87)	(1.09)	(0.11)	(1.20)
Year Ended February 28, 2021	54.17	0.97	0.70 (g)	1.67	(0.88)	(0.65)	(1.53)
Year Ended February 29, 2020	50.36	1.45	4.13	5.58	(1.44)	(0.33)	(1.77)
JPMorgan Income ETF
Year Ended February 29, 2024	44.90	2.84	0.06	2.90	(2.63)	—	(2.63)
Year Ended February 28, 2023	48.89	2.36	(4.24)	(1.88)	(2.10)	(0.01)	(2.11)
October 28, 2021 (f) through February 28, 2022	50.00	0.58	(1.24)	(0.66)	(0.45)	—	(0.45)
JPMorgan International Bond Opportunities ETF
Year Ended February 29, 2024	46.64	2.12	0.62	2.74	(2.15)	—	(2.15)
Year Ended February 28, 2023	48.96	1.57	(2.48)	(0.91)	(1.41)	—	(1.41)
Year Ended February 28, 2022	51.04	1.16	(1.92)	(0.76)	(1.32)	—	(1.32)
Year Ended February 28, 2021	49.98	1.45	1.00 (g)	2.45	(1.39)	—	(1.39)
Year Ended February 29, 2020	48.75	1.71	1.86	3.57	(2.34)	—	(2.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(h)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

(i)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. Morgan Exchange-Traded Funds	February 29, 2024

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$52.10	$52.24	5.95%	6.23%	$195,376,421	0.29%	5.06%	0.29%	78%

46.22	46.34	4.58	4.65	2,630,096,493	0.39	4.94	0.39	57
46.22	46.30	(8.76)	(8.84)	762,673,581	0.39	3.55	0.39	36
52.24	52.37	(1.66)	(1.73)	276,853,932	0.40	2.02	0.40	81
54.31	54.48	3.08	2.87	146,648,110	0.36	1.76	0.36	272
54.17	54.44	11.24	11.52	54,168,824	0.38	2.76	0.69 (h)	91

45.17	45.37	6.67	6.27	1,071,983,762	0.40	6.33	0.40	162
44.90	45.25	(3.84)	(3.52)	348,910,890	0.40	5.17	0.40	216
48.89	49.09	(1.34)	(0.94)(i)	137,861,001	0.39	3.47	0.39	13

47.23	47.55	6.08	6.31	415,646,453	0.50	4.56	0.50	25
46.64	46.84	(1.81)	(1.43)	284,507,436	0.50	3.39	0.50	71
48.96	48.98	(1.56)	(2.10)	323,118,565	0.50	2.28	0.50	52
51.04	51.34	5.02	5.95	250,097,283	0.50	2.90	0.50	136
49.98	49.83	7.39	6.89	169,928,839	0.53	3.40	0.69 (h)	88
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	249

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal ETF
Year Ended February 29, 2024	$49.77	$1.77	$0.89	$2.66	$(1.64)	$—	$(1.64)
Year Ended February 28, 2023	52.97	1.37	(3.44)	(2.07)	(1.13)	—	(1.13)
Year Ended February 28, 2022	54.37	0.85	(1.18)	(0.33)	(0.85)	(0.22)	(1.07)
Year Ended February 28, 2021	55.15	1.00	(0.71)	0.29	(0.94)	(0.13)	(1.07)
Year Ended February 29, 2020	51.92	1.24	3.91	5.15	(1.22)	(0.70)	(1.92)
JPMorgan Short Duration Core Plus ETF
Year Ended February 29, 2024	45.88	2.01	0.35	2.36	(1.95)	—	(1.95)
Year Ended February 28, 2023	48.60	1.31	(2.78)	(1.47)	(1.25)	—	(1.25)
March 1, 2021 (g) through February 28, 2022	50.00	0.62	(1.42)	(0.80)	(0.59)	(0.01)	(0.60)
JPMorgan Ultra-Short Income ETF
Year Ended February 29, 2024	50.28	2.49	0.10	2.59	(2.46)	—	(2.46)
Year Ended February 28, 2023	50.35	1.17	(0.18)	0.99	(0.97)	(0.09)	(1.06)
Year Ended February 28, 2022	50.78	0.28	(0.35)	(0.07)	(0.32)	(0.04)	(0.36)
Year Ended February 28, 2021	50.51	0.58	0.28	0.86	(0.59)	—(i )	(0.59)
Year Ended February 29, 2020	50.20	1.28	0.32	1.60	(1.29)	—	(1.29)
JPMorgan Ultra-Short Municipal Income ETF
Year Ended February 29, 2024	50.61	1.63	0.16	1.79	(1.60)	—	(1.60)
Year Ended February 28, 2023	50.76	0.70	(0.19)	0.51	(0.66)	—	(0.66)
Year Ended February 28, 2022	51.01	0.13	(0.25)	(0.12)	(0.13)	—	(0.13)
Year Ended February 28, 2021	50.53	0.32	0.52	0.84	(0.36)	—	(0.36)
Year Ended February 29, 2020	50.26	0.78	0.26	1.04	(0.77)	—	(0.77)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

(g)	Commencement of operations.
(h)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(i)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. Morgan Exchange-Traded Funds	February 29, 2024

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$50.79	$50.84	5.46%	5.48%	$1,221,487,390	0.17%	3.54%	0.17%	27%
49.77	49.81	(3.89)	(3.88)	408,142,543	0.16	2.74	0.16	33
52.97	53.01	(0.66)	(0.55)	100,642,548	0.18	1.56	0.18	48
54.37	54.35	0.54	0.67	76,120,305	0.23	1.84	0.23	56
55.15	55.06	10.09	9.71	52,390,882	0.23	2.31	0.67 (f)	51

46.29	46.32	5.28	5.41	410,557,850	0.33	4.39	0.33	48
45.88	45.85	(3.03)	(3.11)	190,421,997	0.32	2.82	0.32	199
48.60	48.61	(1.63)	(1.61)(h)	192,461,679	0.32	1.26	0.32	175

50.41	50.44	5.29	5.31	22,514,509,028	0.17	4.97	0.17	77
50.28	50.30	2.01	2.00	25,144,500,767	0.17	2.34	0.17	57
50.35	50.37	(0.14)	(0.12)	18,686,174,480	0.18	0.56	0.18	70
50.78	50.79	1.72	1.67	16,144,037,713	0.17	1.14	0.17	94
50.51	50.54	3.22	3.22	11,591,489,504	0.18	2.53	0.22 (f)	46

50.80	50.81	3.59	3.67	2,636,616,919	0.17	3.23	0.17	76
50.61	50.58	1.01	0.97	2,520,461,501	0.17	1.39	0.17	94
50.76	50.75	(0.23)	(0.29)	3,116,619,866	0.17	0.26	0.17	50
51.01	51.03	1.66	1.64	1,410,311,158	0.16	0.63	0.16	67
50.53	50.56	2.09	2.09	207,185,582	0.18	1.55	0.34 (f)	153
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	251

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 8 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Active Bond ETF	Diversified
JPMorgan Core Plus Bond ETF	Diversified
JPMorgan Income ETF	Diversified
JPMorgan International Bond Opportunities ETF	Diversified
JPMorgan Municipal ETF	Diversified
JPMorgan Short Duration Core Plus ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan Ultra-Short Municipal Income ETF	Diversified
The investment objective of JPMorgan Active Bond ETF (“Active Bond ETF”) is to seek to deliver total return from a portfolio of investment grade intermediate- and long-term bonds.
The investment objective of JPMorgan Core Plus Bond ETF (“Core Plus Bond ETF”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
The investment objective of JPMorgan Income ETF (“Income ETF”) is to seek to provide income with a secondary objective of capital appreciation.
The investment objective of JPMorgan International Bond Opportunities ETF (“International Bond Opportunities ETF”) is to seek to provide total return.
The investment objective of JPMorgan Municipal ETF (“Municipal ETF”) is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.
The investment objective of JPMorgan Short Duration Core Plus ETF (“Short Duration Core Plus ETF”) is to seek total return, consistent with preservation of capital.
The investment objective of JPMorgan Ultra-Short Income ETF (“Ultra-Short Income ETF”) is to seek to provide current income while seeking to maintain a low volatility of principal.
The investment objective of JPMorgan Ultra-Short Municipal Income ETF (“Ultra-Short Municipal Income ETF”) is to seek to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Active Bond ETF	New York Stock Exchange LLC
Core Plus Bond ETF	Cboe BZX Exchange, Inc.
Income ETF	NYSE Arca, Inc.
International Bond Opportunities ETF	Cboe BZX Exchange, Inc.
Municipal ETF	Cboe BZX Exchange, Inc.
Short Duration Core Plus ETF	NYSE Arca, Inc.
Ultra-Short Income ETF	NYSE Arca, Inc.
Ultra-Short Municipal Income ETF	Cboe BZX Exchange, Inc.
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation

252

Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Active Bond ETF, Core Plus Bond ETF and Income ETF at February 29, 2024.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

253

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Active Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$41,651,833	$5,123,870	$46,775,703
Collateralized Mortgage Obligations	—	11,866,895	—	11,866,895
Commercial Mortgage-Backed Securities	—	8,971,662	2,094,670	11,066,332
Corporate Bonds	—	31,512,053	—	31,512,053
Foreign Government Securities	—	224,336	—	224,336
Mortgage-Backed Securities	—	46,229,726	—	46,229,726
U.S. Treasury Obligations	—	42,951,990	—	42,951,990
Short-Term Investments
Investment Companies	20,630,652	—	—	20,630,652
Total Investments in Securities	$20,630,652	$183,408,495	$7,218,540	$211,257,687
Appreciation in Other Financial Instruments
Futures Contracts	$59,284	$—	$—	$59,284

Core Plus Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$417,879,522	$29,054,096	$446,933,618
Collateralized Mortgage Obligations	—	83,579,490	7,210,998	90,790,488
Commercial Mortgage-Backed Securities	—	128,576,938	26,328,313	154,905,251
Common Stocks
Diversified Telecommunication Services	—	—	168	168
Health Care Providers & Services	—	—	181	181
Oil, Gas & Consumable Fuels	15,314	—	—	15,314
Specialty Retail	—	—	109	109
Wireless Telecommunication Services	—	—	7,425	7,425
Total Common Stocks	15,314	—	7,883	23,197
Corporate Bonds
Aerospace & Defense	—	9,030,024	—	9,030,024
Automobile Components	—	7,175,854	—	7,175,854
Automobiles	—	2,606,816	—	2,606,816
Banks	—	174,433,022	—	174,433,022
Beverages	—	2,173,840	—	2,173,840
Biotechnology	—	15,303,478	—	15,303,478

254

Core Plus Bond ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Broadline Retail	$—	$2,071,694	$—	$2,071,694
Building Products	—	8,632,492	—	8,632,492
Capital Markets	—	55,385,608	—	55,385,608
Chemicals	—	8,031,220	—	8,031,220
Commercial Services & Supplies	—	8,794,411	—	8,794,411
Communications Equipment	—	2,224,741	—	2,224,741
Construction & Engineering	—	3,291,592	—	3,291,592
Construction Materials	—	845,123	—	845,123
Consumer Finance	—	22,077,735	—	22,077,735
Consumer Staples Distribution & Retail	—	6,775,627	—	6,775,627
Containers & Packaging	—	8,783,736	—	8,783,736
Distributors	—	853,611	—	853,611
Diversified Consumer Services	—	3,173,183	—	3,173,183
Diversified REITs	—	1,310,958	—	1,310,958
Diversified Telecommunication Services	—	16,375,125	650,000	17,025,125
Electric Utilities	—	51,603,389	—	51,603,389
Electrical Equipment	—	2,323,955	—	2,323,955
Electronic Equipment, Instruments & Components	—	1,393,262	—	1,393,262
Energy Equipment & Services	—	5,100,966	—	5,100,966
Entertainment	—	9,647,936	—	9,647,936
Financial Services	—	6,679,145	—	6,679,145
Food Products	—	4,069,673	—	4,069,673
Gas Utilities	—	2,318,078	—	2,318,078
Ground Transportation	—	8,916,491	—	8,916,491
Health Care Equipment & Supplies	—	6,214,844	—	6,214,844
Health Care Providers & Services	—	32,735,443	—	32,735,443
Health Care REITs	—	229,182	—	229,182
Health Care Technology	—	711,776	—	711,776
Hotel & Resort REITs	—	940,868	—	940,868
Hotels, Restaurants & Leisure	—	24,047,536	—	24,047,536
Household Durables	—	3,882,087	—	3,882,087
Household Products	—	1,859,353	—	1,859,353
Independent Power and Renewable Electricity Producers	—	4,306,454	—	4,306,454
Industrial Conglomerates	—	648,679	—	648,679
Industrial REITs	—	742,751	—	742,751
Insurance	—	8,969,283	—	8,969,283
Interactive Media & Services	—	1,163,630	—	1,163,630
IT Services	—	1,659,439	—	1,659,439
Leisure Products	—	13,747	—	13,747
Life Sciences Tools & Services	—	3,553,840	—	3,553,840
Machinery	—	4,389,415	—	4,389,415
Marine Transportation	—	454,293	—	454,293
Media	—	38,492,420	—	38,492,420
Metals & Mining	—	10,005,860	—	10,005,860
Mortgage Real Estate Investment Trusts (REITs)	—	944,383	—	944,383
Multi-Utilities	—	7,891,683	—	7,891,683
Office REITs	—	154,754	—	154,754
Oil, Gas & Consumable Fuels	—	71,893,355	—	71,893,355

255

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
Core Plus Bond ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Passenger Airlines	$—	$4,731,327	$—	$4,731,327
Personal Care Products	—	1,370,795	—	1,370,795
Pharmaceuticals	—	21,396,803	—	21,396,803
Real Estate Management & Development	—	327,302	—	327,302
Residential REITs	—	1,303,452	—	1,303,452
Retail REITs	—	1,033,540	—	1,033,540
Semiconductors & Semiconductor Equipment	—	11,836,180	—	11,836,180
Software	—	9,779,682	—	9,779,682
Specialized REITs	—	4,739,538	—	4,739,538
Specialty Retail	—	12,786,513	—	12,786,513
Technology Hardware, Storage & Peripherals	—	3,994,454	—	3,994,454
Textiles, Apparel & Luxury Goods	—	326,574	—	326,574
Tobacco	—	14,354,608	—	14,354,608
Trading Companies & Distributors	—	6,622,751	—	6,622,751
Transportation Infrastructure	—	175,851	—	175,851
Water Utilities	—	908,997	—	908,997
Wireless Telecommunication Services	—	10,058,814	—	10,058,814
Total Corporate Bonds	—	783,055,041	650,000	783,705,041
Foreign Government Securities	—	25,406,390	—	25,406,390
Loan Assignments	—	29,077,775	—	29,077,775
Mortgage-Backed Securities	—	677,928,325	—	677,928,325
Municipal Bonds	—	69,724	—	69,724
Preferred Stocks	—	—	1,620	1,620
U.S. Treasury Obligations	—	271,574,391	—	271,574,391
Warrants	—	—	1,034	1,034
Short-Term Investments
Investment Companies	304,836,673	—	—	304,836,673
Total Investments in Securities	$304,851,987	$2,417,147,596	$63,253,944	$2,785,253,527
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$35,892	$—	$35,892
Futures Contracts	3,852,886	—	—	3,852,886
Swaps	—	340,474	—	340,474
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(18,310)	—	(18,310)
Futures Contracts	(243,730)	—	—	(243,730)
Swaps	—	(214,981)	—	(214,981)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$3,609,156	$143,075	$—	$3,752,231

Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$182,025,271	$1,913,052	$183,938,323
Collateralized Mortgage Obligations	—	58,989,749	4,085,919	63,075,668
Commercial Mortgage-Backed Securities	—	232,227,561	1,605,426	233,832,987

256

Income ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Convertible Bonds	$—	$147,570	$—	$147,570
Corporate Bonds
Aerospace & Defense	—	3,177,963	—	3,177,963
Automobile Components	—	10,926,762	—	10,926,762
Banks	—	10,808,517	—	10,808,517
Biotechnology	—	333,120	—	333,120
Broadline Retail	—	2,148,959	—	2,148,959
Building Products	—	7,145,187	—	7,145,187
Capital Markets	—	5,966,395	—	5,966,395
Chemicals	—	13,233,023	—	13,233,023
Commercial Services & Supplies	—	11,617,657	—	11,617,657
Communications Equipment	—	2,290,770	—	2,290,770
Construction & Engineering	—	1,861,760	—	1,861,760
Construction Materials	—	155,345	—	155,345
Consumer Finance	—	16,653,403	—	16,653,403
Consumer Staples Distribution & Retail	—	9,272,013	—	9,272,013
Containers & Packaging	—	11,084,120	—	11,084,120
Distributors	—	342,856	—	342,856
Diversified Consumer Services	—	1,719,488	—	1,719,488
Diversified REITs	—	1,494,351	—	1,494,351
Diversified Telecommunication Services	—	20,564,246	2,031,325	22,595,571
Electric Utilities	—	8,552,831	—	8,552,831
Electrical Equipment	—	735,150	—	735,150
Electronic Equipment, Instruments & Components	—	3,433,186	—	3,433,186
Energy Equipment & Services	—	1,531,383	—	1,531,383
Entertainment	—	6,308,274	—	6,308,274
Financial Services	—	4,664,127	—	4,664,127
Food Products	—	6,047,521	—	6,047,521
Gas Utilities	—	1,317,450	—	1,317,450
Ground Transportation	—	8,823,491	—	8,823,491
Health Care Equipment & Supplies	—	7,196,949	—	7,196,949
Health Care Providers & Services	—	16,863,476	—	16,863,476
Health Care Technology	—	924,861	—	924,861
Hotel & Resort REITs	—	2,778,986	—	2,778,986
Hotels, Restaurants & Leisure	—	19,390,733	—	19,390,733
Household Durables	—	5,235,025	—	5,235,025
Household Products	—	3,786,097	—	3,786,097
Independent Power and Renewable Electricity Producers	—	1,006,582	—	1,006,582
IT Services	—	144,169	—	144,169
Leisure Products	—	713,024	—	713,024
Machinery	—	1,813,655	—	1,813,655
Marine Transportation	—	151,431	—	151,431
Media	—	44,060,577	—	44,060,577
Metals & Mining	—	4,445,418	—	4,445,418
Oil, Gas & Consumable Fuels	—	48,536,981	—	48,536,981
Paper & Forest Products	—	207,220	—	207,220
Passenger Airlines	—	4,274,493	—	4,274,493
Personal Care Products	—	3,264,132	—	3,264,132

257

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
Income ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Pharmaceuticals	$—	$9,352,250	$—	$9,352,250
Professional Services	—	152,796	—	152,796
Real Estate Management & Development	—	354,778	—	354,778
Semiconductors & Semiconductor Equipment	—	3,273,970	—	3,273,970
Software	—	8,552,395	—	8,552,395
Specialized REITs	—	1,113,796	—	1,113,796
Specialty Retail	—	11,617,466	—	11,617,466
Technology Hardware, Storage & Peripherals	—	807,467	—	807,467
Textiles, Apparel & Luxury Goods	—	147,161	—	147,161
Tobacco	—	298,960	—	298,960
Trading Companies & Distributors	—	9,673,279	—	9,673,279
Wireless Telecommunication Services	—	690,774	—	690,774
Total Corporate Bonds	—	383,038,249	2,031,325	385,069,574
Exchange-Traded Funds	15,966,720	—	—	15,966,720
Foreign Government Securities	—	35,779,677	—	35,779,677
Mortgage-Backed Securities	—	212,948,126	—	212,948,126
Municipal Bonds	—	610,290	—	610,290
Short-Term Investments
Investment Companies	1,443,336	—	—	1,443,336
Total Investments in Securities	$17,410,056	$1,105,766,493	$9,635,722	$1,132,812,271
Liabilities
TBA Short Commitment	$—	$(62,815,061)	$—	$(62,815,061)
Total Liabilities in Securities Sold Short	$—	$(62,815,061)	$—	$(62,815,061)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$241	$—	$241
Futures Contracts	977,337	—	—	977,337
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(160,155)	—	(160,155)
Futures Contracts	(1,027,981)	—	—	(1,027,981)
Swaps	—	(1,378,621)	—	(1,378,621)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(50,644)	$(1,538,535)	$—	$(1,589,179)

International Bond Opportunities ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$4,210,813	$—	$4,210,813
Collateralized Mortgage Obligations
United States	—	1,403,958	1,184,032	2,587,990
Commercial Mortgage-Backed Securities	—	3,397,256	—	3,397,256
Common Stocks	—	—	168	168
Corporate Bonds	—	248,388,613	—	248,388,613
Foreign Government Securities	—	130,864,457	—	130,864,457
U.S. Treasury Obligations	—	4,292,712	—	4,292,712

258

International Bond Opportunities ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$12,140,460	$—	$—	$12,140,460
Total Investments in Securities	$12,140,460	$392,557,809	$1,184,200	$405,882,469
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$880,257	$—	$880,257
Futures Contracts	520,548	—	—	520,548
Swaps	—	599,857	—	599,857
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(968,530)	—	(968,530)
Futures Contracts	(768,965)	—	—	(768,965)
Swaps	—	(992,788)	—	(992,788)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(248,417)	$(481,204)	$—	$(729,621)

Municipal ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$1,058,776,826	$—	$1,058,776,826
U.S. Treasury Obligations	—	3,951,406	—	3,951,406
Short-Term Investments
Investment Companies	178,363,148	—	—	178,363,148
Total Investments in Securities	$178,363,148	$1,062,728,232	$—	$1,241,091,380
Appreciation in Other Financial Instruments
Futures Contracts	$21,815	$—	$—	$21,815

Short Duration Core Plus ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$77,810,159	$904,226	$78,714,385
Collateralized Mortgage Obligations	—	17,885,027	—	17,885,027
Commercial Mortgage-Backed Securities	—	18,410,488	—	18,410,488
Corporate Bonds
Aerospace & Defense	—	1,175,992	—	1,175,992
Automobile Components	—	918,113	—	918,113
Automobiles	—	1,386,946	—	1,386,946
Banks	—	71,613,608	—	71,613,608
Beverages	—	52,379	—	52,379
Biotechnology	—	15,795	—	15,795
Broadline Retail	—	109,494	—	109,494
Building Products	—	636,881	—	636,881
Capital Markets	—	18,226,689	—	18,226,689
Chemicals	—	930,870	—	930,870
Commercial Services & Supplies	—	1,449,265	—	1,449,265

259

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
Short Duration Core Plus ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Communications Equipment	$—	$141,575	$—	$141,575
Construction & Engineering	—	330,181	—	330,181
Consumer Finance	—	8,028,808	—	8,028,808
Consumer Staples Distribution & Retail	—	343,757	—	343,757
Containers & Packaging	—	1,019,056	—	1,019,056
Diversified Consumer Services	—	40,008	—	40,008
Diversified Telecommunication Services	—	1,549,524	140,400	1,689,924
Electric Utilities	—	7,997,617	—	7,997,617
Electrical Equipment	—	135,989	—	135,989
Electronic Equipment, Instruments & Components	—	84,857	—	84,857
Energy Equipment & Services	—	675,263	—	675,263
Entertainment	—	468,095	—	468,095
Financial Services	—	2,827,799	—	2,827,799
Food Products	—	887,747	—	887,747
Gas Utilities	—	156,513	—	156,513
Ground Transportation	—	625,838	—	625,838
Health Care Equipment & Supplies	—	204,294	—	204,294
Health Care Providers & Services	—	3,588,870	—	3,588,870
Hotel & Resort REITs	—	119,757	—	119,757
Hotels, Restaurants & Leisure	—	2,000,646	—	2,000,646
Household Durables	—	424,869	—	424,869
Household Products	—	298,170	—	298,170
Independent Power and Renewable Electricity Producers	—	577,257	—	577,257
Insurance	—	3,274,147	—	3,274,147
IT Services	—	198,876	—	198,876
Leisure Products	—	58,263	—	58,263
Machinery	—	271,915	—	271,915
Media	—	4,000,884	—	4,000,884
Metals & Mining	—	619,248	—	619,248
Multi-Utilities	—	1,442,727	—	1,442,727
Oil, Gas & Consumable Fuels	—	7,282,987	—	7,282,987
Passenger Airlines	—	572,021	—	572,021
Personal Care Products	—	157,630	—	157,630
Pharmaceuticals	—	744,777	—	744,777
Real Estate Management & Development	—	153,946	—	153,946
Semiconductors & Semiconductor Equipment	—	1,059,359	—	1,059,359
Software	—	366,142	—	366,142
Specialized REITs	—	49,873	—	49,873
Specialty Retail	—	1,058,177	—	1,058,177
Technology Hardware, Storage & Peripherals	—	75,499	—	75,499
Trading Companies & Distributors	—	274,116	—	274,116
Wireless Telecommunication Services	—	740,887	—	740,887
Total Corporate Bonds	—	151,443,996	140,400	151,584,396
Foreign Government Securities	—	4,716,507	—	4,716,507
Mortgage-Backed Securities	—	51,449,191	—	51,449,191
Municipal Bonds	—	103,235	—	103,235
U.S. Treasury Obligations	—	76,988,648	—	76,988,648

260

Short Duration Core Plus ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$25,964,962	$—	$—	$25,964,962
U.S. Treasury Obligations	—	955,695	—	955,695
Total Short-Term Investments	25,964,962	955,695	—	26,920,657
Total Investments in Securities	$25,964,962	$399,762,946	$1,044,626	$426,772,534
Appreciation in Other Financial Instruments
Futures Contracts	$104,737	$—	$—	$104,737
Swaps	—	22,642	—	22,642
Depreciation in Other Financial Instruments
Futures Contracts	(116,376)	—	—	(116,376)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(11,639)	$22,642	$—	$11,003

Ultra-Short Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$2,527,643,469	$—	$2,527,643,469
Commercial Mortgage-Backed Securities	—	6,716,496	—	6,716,496
Corporate Bonds	—	12,475,017,355	—	12,475,017,355
U.S. Treasury Obligations	—	518,802,111	—	518,802,111
Short-Term Investments
Certificates of Deposits	—	2,578,899,525	—	2,578,899,525
Commercial Paper	—	3,213,963,503	—	3,213,963,503
Investment Companies	1,101,895,063	—	—	1,101,895,063
Investment of Cash Collateral from Securities Loaned	31,757,692	—	—	31,757,692
Repurchase Agreements	—	230,000,000	—	230,000,000
Total Short-Term Investments	1,133,652,755	6,022,863,028	—	7,156,515,783
Total Investments in Securities	$1,133,652,755	$21,551,042,459	$—	$22,684,695,214
Depreciation in Other Financial Instruments
Futures Contracts	$(61,893)	$—	$—	$(61,893)

Ultra-Short Municipal Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$2,441,984,279	$—	$2,441,984,279
Short-Term Investments
Investment Companies	187,008,251	—	—	187,008,251
Total Investments in Securities	$187,008,251	$2,441,984,279	$—	$2,628,992,530

261

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Active Bond ETF	Balance as of October 11, 2023(a)	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$—	$—	$16,503	$2,182	$5,190,698	$(85,513)	$—	$—	$5,123,870
Commercial Mortgage-Backed Securities	—	—	(7,208)	2,208	2,099,670	—	—	—	2,094,670
Total	$—	$—	$9,295	$4,390	$7,290,368	$(85,513)	$—	$—	$7,218,540

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Commencement of operations was October 11, 2023
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3) amounted to $9,296.
Core Plus Bond ETF	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$2,208,139	$185	$(628,064)	$42,579	$27,848,700	$(3,074,940)	$1,881,672	$—	$775,825	$29,054,096
Collateralized Mortgage Obligations	3,547,824	—	(16,909)	1	6,500,001	(50,465)	—	(1,993,629)	(775,825)	7,210,998
Commercial Mortgage-Backed Securities	825,407	2,786	123,498	50,921	26,161,871	(836,170)	—	—	—	26,328,313
Common Stocks	8,693	2,186	(811)	—	—	(2,185)	—	—	—	7,883
Corporate Bonds	3	(274)	(135,969)	18,346	—	(6)	767,900	—	—	650,000
Preferred Stocks	2,567	—	(947)	—	—	—	—	—	—	1,620
Rights	1	524	—	—	—	(525)	—	—	—	—
Warrants	2,460	—	(1,426)	—	—	—	—	—	—	1,034
Total	$6,595,094	$5,407	$(660,628)	$111,847	$60,510,572	$(3,964,291)	$2,649,572	$(1,993,629)	$—	$63,253,944

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations and Asset-Backed Securities.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3) amounted to $(682,021).

262

There were no significant transfers into or out of level 3 for the year ended February 29, 2024.
Income ETF	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$3,524,503	$—	$(3,061)	$(1,174)	$—	$(1,607,216)	$—	$—	$1,913,052
Collateralized Mortgage Obligations	1,620,029	—	(8,951)	1	3,639,969	—	—	(1,165,129)	4,085,919
Commercial Mortgage-Backed Securities	—	—	(14,837)	4,154	1,616,109	—	—	—	1,605,426
Corporate Bonds	—	(98,861)	(441,529)	95,831	2,030,773	(195,838)	640,949	—	2,031,325
Total	$5,144,532	$(98,861)	$(468,378)	$98,812	$7,286,851	$(1,803,054)	$640,949	$(1,165,129)	$9,635,722

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3) amounted to $(468,378).
There were no significant transfers into or out of level 3 for the year ended February 29, 2024.
International Bond Opportunities ETF	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2024
Investments in Securities:
Collateralized Mortgage Obligations	$1,124,280	$—	$59,750	$2	$—	$—	$—	$—	$1,184,032
Commercial Mortgage-Backed Securities	394,851	2,742	81	(360)	2,686	(400,000)	—	—	—
Common Stocks	—	—	168	—	—	—	—	—	168
Warrants	120	—	(120)	—	—	—	—	—	—
Total	$1,519,251	$2,742	$59,879	$(358)	$2,686	$(400,000)	$—	$—	$1,184,200

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3) amounted to $59,917.

263

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)

Short Duration Core Plus ETF	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$1,755,429	$—	$40,627	$2,567	$—	$(394,738)	$—	$(499,659)	$904,226
Corporate Bonds	—	—	(26,617)	1,151	—	—	165,866	—	140,400
Total	$1,755,429	$—	$14,010	$3,718	$—	$(394,738)	$165,866	$(499,659)	$1,044,626

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3) amounted to $13,239.
There were no significant transfers into or out of level 3 for the year ended February 29, 2024.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Active
Bond ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$2,631,662	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (6.61%)
			Yield (Discount Rate of Cash Flows)	6.61% - 7.00% (6.81%)

Asset-Backed Securities	2,631,662
Total	$2,631,662

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $4,586,878. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

264

Core Plus
Bond ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$17,416,369	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (15.15%)
			Constant Default Rate	0.00% - 57.50% (0.52%)
			Yield (Discount Rate of Cash Flows)	6.03% - 22.25% (8.44%)

Asset-Backed Securities	17,416,369
	2,210,998	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.97% - 15.68% (11.15%)

Collateralized Mortgage Obligations	2,210,998
Total	$19,627,367

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $43,626,577. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Income ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$269,531	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 5.00% (4.26%)
			Constant Default Rate	0.00% - 0.12% (10.23%)
			Yield (Discount Rate of Cash Flows)	6.57% - 8.35% (8.09%)
Asset-Backed Securities	269,531
	449,061	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	15.68% (15.68%)

Collateralized Mortgage Obligations	449,061
Total	$718,592

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $8,917,130. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Restricted Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 29, 2024, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

265

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
C. Repurchase Agreements— Ultra-Short Income ETF may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.
The Fund's repurchase agreements are not subject to master netting arrangements.
D. Loan Assignments— Core Plus Bond ETF invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The invested in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan. In addition, it is unclear whether loans, loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loans are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.
E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments— The Funds purchased when-issued securities, including To-Be-Announced securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
International Bond Opportunities ETF may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a Fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMCB. These amounts are not reflected on the Fund's Statements of Assets and Liabilities.
Active Bond ETF, Core Plus Bond ETF, Income ETF, Municipal ETF, Short Duration Core Plus ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 29, 2024, which are shown as a Receivable for Investment securities sold — delayed delivery securities and/or a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 29, 2024 are detailed on the SOIs, if any.

266

F. Securities Lending — The Funds, except International Bond Opportunities ETF, are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 29, 2024.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Ultra-Short Income ETF	$30,637,237	$(30,637,237)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 29, 2024, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Short Duration Core Plus ETF	$502
Ultra-Short Income ETF	1,994
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Active Bond ETF, Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF, Municipal ETF, Short Duration Core Plus ETF and Ultra-Short Municipal Income ETF did not lend out any securities during the year ended February 29, 2024.

267

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
G. Investment Transactions with Affiliates— The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Active Bond ETF
For the period ended February 29, 2024
Security Description	Value at October 11, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (b) (c)	$—	$121,323,544	$100,692,892	$—	$—	$20,630,652	20,630,652	$304,020	$—

(a)	Commencement of operations was October 11, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 29, 2024.

Core Plus Bond ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	$111,022,635	$1,167,260,812	$973,446,774	$—	$—	$304,836,673	304,836,673	$10,558,821	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Income ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b)	$4,011,385	$559,377,724	$561,950,830	$5,027	$30	$1,443,336	1,442,615	$837,596	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

268

International Bond Opportunities ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	$486,978	$189,111,135	$177,457,653	$—	$—	$12,140,460	12,140,460	$386,002	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Municipal ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$28,406,555	$666,516,209	$516,558,381	$(4,022)	$2,787	$178,363,148	178,345,313	$2,181,699	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Short Duration Core Plus ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b)	$—	$174,511,805	$148,547,338	$(646)	$1,141	$25,964,962	25,951,986	$445,704	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	805,328	12,269,672	13,075,000	—	—	—	—	39,773 *	—
Total	$805,328	$186,781,477	$161,622,338	$(646)	$1,141	$25,964,962		$485,477	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

269

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
Ultra-Short Income ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (a) (b)	$14,713,952	$192,000,000	$179,000,000	$(3,670)*	$1,000	$27,711,282	27,702,971	$797,712 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	1,401,082	118,392,045	115,746,717	—	—	4,046,410	4,046,410	161,055 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	2,751,326,315	14,300,855,923	15,950,287,175	—	—	1,101,895,063	1,101,895,063	126,512,071	—
Total	$2,767,441,349	$14,611,247,968	$16,245,033,892	$(3,670)	$1,000	$1,133,652,755		$127,470,838	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Ultra-Short Municipal Income ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$143,883,279	$2,325,998,867	$2,282,872,148	$(2,233)	$486	$187,008,251	186,989,552	$5,383,733	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

270

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
I. Derivatives —The Funds used derivative instruments including futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds' risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds' ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds' net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes I(1) — I(3) below describe the various derivatives used by the Funds.
(1) Futures Contracts— The Funds used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

271

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Forward Foreign Currency Exchange Contracts— Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF and Short Duration Core Plus ETF are exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Funds' forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3) Swaps — Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF, Municipal ETF and Short Duration Core Plus ETF engaged in various swap transactions, to manage credit and interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Funds are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is reported as Deposits at broker for centrally cleared swaps on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Funds’ OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps
Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF, Municipal ETF and Short Duration Core Plus ETF entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Funds' portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and

272

Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
Interest Rate Swaps
International Bond Opportunities ETF entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.
(4) Summary of Derivatives Information—The following tables present the value of derivatives held as of February 29, 2024, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Active Bond ETF	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$—	$35,892	$241	$880,257	$—	$—	$—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(18,310)	(160,155)	(968,530)	—	—	—
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	59,284	3,852,886	977,337	520,548	21,815	104,737	—
Swaps at Value (Assets) **	—	—	—	599,857	—	—	—
Unrealized Depreciation on Futures Contracts *	—	(243,730)	(1,027,981)	(768,965)	—	(116,376)	(61,893)
Swaps at Value (Liabilities) **	—	—	—	(739,197)	—	—	—
Credit Risk Exposure:
Swaps at Value (Assets) **	—	400,114	—	—	—	101,809	—
Swaps at Value (Liabilities) **	—	(168,478)	(5,005,630)	(328,398)	—	—	—
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	59,284	3,609,156	(50,644)	(248,417)	21,815	(11,639)	(61,893)
Swaps at Value **	—	231,636	(5,005,630)	(467,738)	—	101,809	—
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	17,582	(159,914)	(88,273)	—	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

273

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
The following tables present the effect of derivatives on the Statements of Operations for the year ended February 29, 2024, by primary underlying risk exposure:
	Active Bond ETF	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$—	$(375,468)	$(956,316)	$4,457,953	$—
Interest Rate Risk Exposure:
Futures Contracts	5,129	(10,384,492)	(5,748,889)	(2,208,130)	(208,718)
Swap Contracts	—	—	—	(154,193)	—
Credit Exposure Risk:
Swap Contracts	—	119,417	(2,233,596)	(1,012,792)	(1,327,540)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	—	127,462	69,166	(3,898,521)	—
Interest Rate Risk Exposure:
Futures Contracts	59,284	3,777,531	83,392	(1,514,660)	21,502
Swap Contracts	—	—	—	(22,746)	—
Credit Exposure Risk:
Swap Contracts	—	108,835	(1,219,791)	(249,929)	562,868

	Short Duration Core Plus ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$(113)	$—	$—
Interest Rate Risk Exposure:
Futures Contracts	(742,382)	(42,505,711)	(1,776,264)
Credit Exposure Risk:
Swap Contracts	(141,812)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	2,264	(61,893)	325,334
Credit Exposure Risk:
Swap Contracts	66,850	—	—

274

Derivatives Volume
The table below discloses the volume of the Funds' futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended February 29, 2024. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Active Bond ETF	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF
Futures Contracts:
Average Notional Balance Long	$3,385,341 (a)	$337,903,660	$238,294,696	$140,731,604
Average Notional Balance Short	—	(30,289,809)	(36,882,986)	(105,882,648)
Ending Notional Balance Long	6,656,406	491,147,812	404,640,803	134,691,166
Ending Notional Balance Short	—	(38,368,055)	(114,587,984)	(148,849,919)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	(3,199,454)	(6,867,134)	(66,927,630)
Average Settlement Value Sold	—	2,889,094	264,419	288,655,220
Ending Settlement Value Purchased	—	(8,622,718)	(10,625,852)	(177,448,258)
Ending Settlement Value Sold	—	17,254,863	—	416,869,468
Interest Rate-Related Swaps :
Average Notional Balance - Pays Fixed Rate	—	—	—	92,997,069
Average Notional Balance - Receives Fixed Rate	—	—	—	8,497,019
Ending Notional Balance - Pays Fixed Rate	—	—	—	104,000,000
Ending Notional Balance - Receives Fixed Rate	—	—	—	23,250,000
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	8,628,462	50,083,000	10,283,228
Average Notional Balance - Sell Protection	—	18,250,000	2,423,077	—
Ending Notional Balance - Buy Protection	—	8,410,000	74,050,000	3,695,332
Ending Notional Balance - Sell Protection	—	18,250,000	—	—

(a)	For the period October 11, 2023 through February 29, 2024.

	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF
Futures Contracts:
Average Notional Balance Long	$10,663,428	$54,340,411	$743,873,852	$57,254,770
Average Notional Balance Short	(686,838)	(14,163,040)	(35,245,641)	—
Ending Notional Balance Long	11,443,164	46,288,406	—	—
Ending Notional Balance Short	—	(23,062,656)	(67,795,523)	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	(58,430)	—	—
Average Settlement Value Sold	—	58,407	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	7,911,538	1,819,231	—	—
Average Notional Balance - Sell Protection	—	415,385	—	—
Ending Notional Balance - Sell Protection	—	1,400,000	—	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.E), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds.

275

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
International Bond Opportunities ETF’s derivative contracts collateral requirements and collateral posted or received by counterparty as of February 29, 2024 are as follows:
Fund		Fund Counterparty	Value of swap contracts	Collateral amount
International Bond Opportunities ETF	Collateral Received	Merrill Lynch International	$—	$(10,000)
The Funds' derivatives contracts held at February 29, 2024 are not accounted for as hedging instruments under GAAP.
J. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
K. Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund has elected to have a tax year of the end of February except Active Bond ETF, which is expected to elect a tax year of September 30th. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 29, 2024, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
L. Foreign Taxes—The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
M. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared monthly and paid at least monthly and are declared separately for each class. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Core Plus Bond ETF	$—	$(350,623)	$350,623
Income ETF	—	223,316	(223,316)
International Bond Opportunities ETF	—	(2,936,748)	2,936,748
Municipal ETF	—	(12,964)	12,964
Short Duration Core Plus ETF	—	91,731	(91,731)
Ultra-Short Income ETF	—	1,484,682	(1,484,682)
Ultra-Short Municipal Income ETF	—	(31,104)	31,104
The reclassifications for the Funds relate primarily to foreign currency gains or losses and tax adjustments on certain investments.

276

3. Fees and Other Transactions with Affiliates
A. Management Fee—JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

Active Bond ETF	0.30%
Core Plus Bond ETF	0.40
Income ETF	0.40
International Bond Opportunities ETF	0.50
Municipal ETF	0.18
Short Duration Core Plus ETF	0.33
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee— JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMCB serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services— The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements— The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
During the year ended February 29, 2024, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

277

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
4. Investment Transactions
During the year ended February 29, 2024, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Active Bond ETF	$193,873,563	$50,838,435	$107,059,332	$64,856,422
Core Plus Bond ETF	2,290,765,359	667,769,991	298,585,813	140,098,574
Income ETF	1,850,656,013	1,093,791,977	—	—
International Bond Opportunities ETF	193,108,099	81,892,653	4,362,258	9,291
Municipal ETF	825,758,809	166,142,644	3,984,023	—
Short Duration Core Plus ETF	216,635,580	56,060,141	117,328,316	66,380,727
Ultra-Short Income ETF	9,965,616,203	8,573,668,435	532,930,547	522,848,984
Ultra-Short Municipal Income ETF	1,758,407,383	1,683,580,221	—	—
For the year ended February 29, 2024, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
Municipal ETF	$2,557,502	$—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2024 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Active Bond ETF *	$206,872,940	$4,846,239	$402,208	$4,444,031
Core Plus Bond ETF	2,805,986,352	31,367,019	48,241,470	(16,874,451)
Income ETF	1,064,517,156	14,230,951	13,967,085	263,866
International Bond Opportunities ETF	417,416,585	9,465,072	21,803,616	(12,338,544)
Municipal ETF	1,222,118,420	20,903,103	1,908,328	18,994,775
Short Duration Core Plus ETF	432,232,786	1,823,550	7,193,632	(5,370,082)
Ultra-Short Income ETF	22,690,549,658	31,677,312	37,593,649	(5,916,337)
Ultra-Short Municipal Income ETF	2,630,637,524	3,548,940	5,193,934	(1,644,994)

*
The Fund has an expected tax year end of September 30. The cost of investment securities and components of net assets on a tax basis presented have been estimated as of February 29, 2024, the Fund’s fiscal year end. The actual cost of investment securities and components of net assets on a tax basis will be different as of the Fund’s tax year end. The Fund’s required distributions will be determined by the net investment income and net realized gain or loss for the expected tax year end of September 30.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain derivatives and investments and foreign currency gains or losses.

278

The tax character of distributions paid during the year ended February 29, 2024 was as follows:
	Ordinary Income*	Tax Exempt Income	Total Distributions Paid
Active Bond ETF **	$2,200,330	$—	$2,200,330
Core Plus Bond ETF	67,705,618	—	67,705,618
Income ETF	36,944,460	—	36,944,460
International Bond Opportunities ETF	15,982,342	—	15,982,342
Municipal ETF	222,741	21,487,933	21,710,674
Short Duration Core Plus ETF	10,842,777	—	10,842,777
Ultra-Short Income ETF	1,144,625,684	—	1,144,625,684
Ultra-Short Municipal Income ETF	329,708	80,132,226	80,461,934

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
**
The Fund has an expected tax year end of September 30. The cost of investment securities and components of net assets on a tax basis presented have been estimated as of February 29, 2024, the Fund’s fiscal year end. The actual cost of investment securities and components of net assets on a tax basis will be different as of the Fund’s tax year end. The Fund’s required distributions will be determined by the net investment income and net realized gain or loss for the expected tax year end of September 30.

The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Core Plus Bond ETF	$13,633,852	$—	$—	$13,633,852
Income ETF	8,401,235	46,079	—	8,447,314
International Bond Opportunities ETF	9,201,940	—	—	9,201,940
Municipal ETF	38,277	—	5,205,525	5,243,802
Short Duration Core Plus ETF	5,562,119	—	—	5,562,119
Ultra-Short Income ETF	433,122,466	37,880,654	—	471,003,120
Ultra-Short Municipal Income ETF	187,897	—	36,976,978	37,164,875

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

279

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
As of February 29, 2024, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Active Bond ETF*	$1,150,600	$38,648	$—	$4,444,031
Core Plus Bond ETF	11,031,696	(25,822,586)	—	(17,436,591)
Income ETF	5,798,025	(16,137,809)	—	263,866
International Bond Opportunities ETF	1,561,188	(15,291,109)	—	(12,356,317)
Municipal ETF	—	(8,498,950)	3,523,999	18,994,775
Short Duration Core Plus ETF	1,479,210	(10,133,970)	—	(5,370,082)
Ultra-Short Income ETF	96,292,653	(118,258,859)	—	(5,916,337)
Ultra-Short Municipal Income ETF	—	(21,647,481)	7,654,032	(1,644,994)

*
The Fund has an expected tax year end of September 30. The cost of investment securities and components of net assets on a tax basis presented have been estimated as of February 29, 2024, the Fund’s fiscal year end. The actual cost of investment securities and components of net assets on a tax basis will be different as of the Fund’s tax year end. The Fund’s required distributions will be determined by the net investment income and net realized gain or loss for the expected tax year end of September 30.

The cumulative timing differences primarily consist of post-October capital loss deferrals and tax adjustments on certain investments.
At February 29, 2024, the following Funds had net capital loss carryforwards which are available to offset future realized gains as follows:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Core Plus Bond ETF	$8,342,950	$17,479,636
Income ETF	9,260,883	6,876,926
International Bond Opportunities ETF	2,913,939	12,377,170
Municipal ETF	5,018,417	3,480,533
Short Duration Core Plus ETF	4,672,924	5,461,046
Ultra-Short Income ETF	48,194,853	70,064,006
Ultra-Short Municipal Income ETF	10,449,843	11,197,638
Net capital losses (gains) and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 29, 2024, the Funds deferred to March 1, 2024 the following net capital losses (gains) of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
Income ETF	$(288,029)	$1,930,671	$—
International Bond Opportunities ETF	(358,283)	1,335,930	290,936
Municipal ETF	152,983	1,372,974	—
Short Duration Core Plus ETF	(133,531)	222,609	—
Ultra-Short Income ETF	(2,668,211)	6,362,842	—
Ultra-Short Municipal Income ETF	43,442	196,272	—
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions

280

on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of fixed income securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for the Funds, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 29, 2024.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2024.
Effective August 8, 2023, the Trust, excluding Active Bond ETF, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate (“SOFR”). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended February 29, 2024.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 29, 2024, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
Active Bond ETF	17%

281

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
International Bond Opportunities ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF and Short Duration Core Plus ETF invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
International Bond Opportunities ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of

282

LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds, excluding Municipal ETF and Ultra-Short Municipal Income ETF, invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
As of February 29, 2024, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	International Bond Opportunities ETF	Ultra-Short Income ETF
Canada	— %	10.8%
United Kingdom	11.5	—

283

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the eight funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (eight of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
JPMorgan Active Bond ETF (1)	JPMorgan Municipal ETF (2)
JPMorgan Core Plus Bond ETF (2)	JPMorgan Short Duration Core Plus ETF (2)
JPMorgan Income ETF (2)	JPMorgan Ultra-Short Income ETF (2)
JPMorgan International Bond Opportunities ETF (2)	JPMorgan Ultra-Short Municipal Income ETF (2)

(1) Statement of operations and statement of changes in net assets for the period October 11, 2023 (commencement of operations) through February 29, 2024
(2) Statement of operations for the year ended February 29, 2024 and statement of changes in net assets for the years ended February 29, 2024 and February 28, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 24, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

284

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-2023); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	None
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

285

TRUSTEES
(Unaudited)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	167	None

286

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

287

TRUSTEES
(Unaudited)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

288

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	289

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

290	J.P. Morgan Exchange-Traded Funds	February 29, 2024

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2023, and continued to hold your shares at the end of the reporting period, February 29, 2024.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Active Bond ETF
Actual *	$1,000.00	$1,059.50	$1.15	0.29%
Hypothetical **	1,000.00	1,023.42	1.46	0.29
JPMorgan Core Plus Bond ETF
Actual **	1,000.00	1,031.60	1.97	0.39
Hypothetical **	1,000.00	1,022.92	1.96	0.39
JPMorgan Income ETF
Actual **	1,000.00	1,041.60	2.03	0.40
Hypothetical **	1,000.00	1,022.87	2.01	0.40
JPMorgan International Bond Opportunities ETF
Actual **	1,000.00	1,046.90	2.54	0.50
Hypothetical **	1,000.00	1,022.38	2.51	0.50
JPMorgan Municipal ETF
Actual **	1,000.00	1,042.00	0.86	0.17
Hypothetical **	1,000.00	1,024.02	0.86	0.17
JPMorgan Short Duration Core Plus ETF
Actual **	1,000.00	1,033.90	1.67	0.33
Hypothetical **	1,000.00	1,023.22	1.66	0.33
JPMorgan Ultra-Short Income ETF
Actual **	1,000.00	1,030.30	0.86	0.17
Hypothetical **	1,000.00	1,024.02	0.86	0.17
JPMorgan Ultra-Short Municipal Income ETF
Actual **	1,000.00	1,020.20	0.85	0.17
Hypothetical **	1,000.00	1,024.02	0.86	0.17

*
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 141/366
(to reflect the actual period). The Fund commenced operations on October 11, 2023.

**	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

February 29, 2024	J.P. Morgan Exchange-Traded Funds	291

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.1
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2024, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
1 Effective July 24, 2024, the J.P. Morgan Funds will implement the Tailored Shareholder Reports for Mutual Funds and Exchanged-Traded Funds Rule. This rule rescinds the currently-required statement regarding the operation and effectiveness of a fund’s Liquidity Risk Management Program from the shareholder report.

292	J.P. Morgan Exchange-Traded Funds	February 29, 2024

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited)
JPMorgan Active Bond ETF
On August 8-10, 2023, the Board of Trustees (the “Board” or the “Trustees”) held meetings and approved the initial management agreement (the “Management Agreement”) for the JPMorgan Active Bond ETF (the “Fund”). The Management Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to the Management Agreement or any of their affiliates. In connection with the approval of the Management Agreement, the Trustees reviewed written materials prepared by J.P. Morgan Investment Management Inc. (the “Adviser”) and received oral presentations from Adviser personnel. Before voting on the proposed Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser and with counsel to the Fund and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Management Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Management Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Management Agreement was fair and reasonable and that initial approval of the Management Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel;
•  The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
•  Information about the structure and distribution strategy of the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services to be provided by the Adviser under the Management Agreement;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.
The Trustees also considered the benefits the Adviser is expected to receive as the result of the roles JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, plays as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale. The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of the Fund under a “unitary fee structure.” The Trustees noted that the proposed unitary management fee for the Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when the Fund

February 29, 2024	J.P. Morgan Exchange-Traded Funds	293

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited) (continued)
is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under its Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for management styles substantially similar to that of the Fund. The Trustees considered the Adviser’s view that it does not manage other accounts with a substantially similar investment strategy as that of the Fund.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable.
Management Fee
The Trustees considered the contractual management fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also considered the fees paid to JPMCB, for custody, fund accounting, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge, as well as how the peer funds included in the Broadridge data differed from the Fund. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed management fee was fair and reasonable.

294	J.P. Morgan Exchange-Traded Funds	February 29, 2024

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 29, 2024. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2024. The information necessary to complete your income tax returns for the calendar year ending December 31, 2024 will be provided under separate cover.
Qualified Interest Income (QII) and Short-Term Capital Gain
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 29, 2024:
Qualified Interest Income
JPMorgan Active Bond ETF*	$2,107,054
JPMorgan Core Plus Bond ETF	63,249,444
JPMorgan Income ETF	30,354,835
JPMorgan International Bond Opportunities ETF	2,377,859
JPMorgan Short Duration Core Plus ETF	8,120,412
JPMorgan Ultra-Short Income ETF	598,693,166

*
The Fund has an expected tax year end of September 30. The
maximum allowable amount of ordinary distributions treated as
Qualified Interest Income (QII) and Short-Term Capital Gain will be different as of the Fund’s tax year end.

Tax Exempt Income
Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 29, 2024:
Exempt Distributions Paid
JPMorgan Municipal ETF	$21,487,933
JPMorgan Ultra-Short Municipal Income ETF	80,132,226
Treasury Income
Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2024:
Income from U.S. Treasury Obligations
JPMorgan Active Bond ETF*	27.8%
JPMorgan Core Plus Bond ETF	10.4
JPMorgan Municipal ETF	0.5
JPMorgan Short Duration Core Plus ETF	15.8
JPMorgan Ultra-Short Income ETF	2.3

*	The Fund has an expected tax year end of September 30. The maximum allowable percentage of income earned from direct U.S. Treasury Obligations will be different as of the Fund’s tax year end.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	295

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2024. All rights reserved. February 2024.
AN-FIETF-224

Annual Report
J.P. Morgan Exchange-Traded Funds
February 29, 2024
Fund	Ticker	Listing Exchange
JPMorgan BetaBuilders MSCI US REIT ETF	BBRE	Cboe BZX Exchange, Inc.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 15, 2024 (Unaudited)
Dear Shareholder,
Financial markets largely rallied through the final months of 2023 and into the first quarter of 2024, as leading central banks refrained from implementing further interest rate increases. Equity markets generally outperformed bond markets for the twelve months ended February 29, 2024, led by four consecutive months of net gains in U.S. equity prices.
“The global economic outlook for the year ahead remains positive and financial markets appear more resilient than a year ago.” — Brian S. Shlissel
Economic data were stronger than many economists expected in the face of elevated interest rates throughout the year. Following weak but positive economic growth in the first half of 2023, U.S. gross domestic product increased to 4.9% in the third quarter and 3.4% growth in the final quarter of the year. While the U.S. unemployment rate rose slightly during the second half of the year, it remained below 4% for the entire 12 month period and monthly job growth data frequently surpassed the consensus forecasts of economists.
Meanwhile, the U.S. Federal Reserve (the “Fed”) continued to raise interest rates through the end of summer 2023, then settled on a benchmark lending rate range of 5.25 - 5.50% through the first quarter of 2024. The European Central Bank and the Bank of England followed similar trajectories, raising interest rates at regular intervals into the third quarter of 2023 and then holding rates at those elevated levels for the remainder of the period. Notably, the Bank of Japan raised interest rates for the first time in 17 years in mid-March 2024, ending eight years of negative interest rates and setting its benchmark rate range at 0.0 to 0.1%.
The Fed and certain other leading central banks fueled investor expectations for interest rate reductions in 2024 and growing optimism that developed market economies could enjoy a “soft landing” of positive growth coupled with relatively low unemployment.
However, there remain significant risks to the macroeconomic backdrop. Slower economic growth due to the impact of higher interest rates could leave the U.S. economy more vulnerable to potential shocks from geopolitical events, natural disasters or political turmoil, particularly taking into account the upcoming U.S. presidential election. Additionally, financial markets may also come under pressure should the Fed decide not to reduce interest rates to the extent anticipated by investors. Finally, the recent run-up in U.S. equity prices could lead to increased volatility in certain sectors of the market.
The global economic outlook for the year ahead remains positive and financial markets appear to be more resilient than a year ago. Global growth is estimated at 2.9% this year and 3.0% for 2025, with a continued decline in inflation, according to the Organization for Economic Cooperation and Development’s February 2024 forecast. However, across market cycles, we believe that those investors who hold a well-diversified portfolio and a long-term view are best positioned.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 29, 2024	J.P. Morgan Exchange-Traded Funds	1

JPMorgan BetaBuilders MSCI US REIT ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.61%
Market Price **	5.46%
MSCI US REIT Custom Capped Index	5.72%
Net Assets as of 2/29/2024	$805,356,897
Fund Ticker	BBRE
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of U.S. equity real estate investment trust (REIT) securities. Using a passive investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index. The Underlying Index includes a capping methodology, which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index.
HOW DID THE MARKET PERFORM?
U.S. equities generated positive returns for the period, following a rally in share prices from October 2023 through February 2024. Shares of REITs underperformed the broader market amid elevated interest rates and weakness in the commercial real estate sector.
During the period, the U.S. Federal Reserve (the “Fed”) raised interest rates at regular intervals through May 2023, but improved inflation data allowed the central bank to withhold a further rate increase at its June meeting. The Fed then raised rates once again in July 2023 and then held rates at the 5.25%-to-5.50% range through the end of the period.
Meanwhile, the banking sector was roiled in late March 2023 by the failures of Silicon Valley Bank and First Republic Bank in the U.S. and Credit Suisse Group AG in Switzerland. However, in each case government regulators moved to prevent further contagion within the banking industry, and financial sector stocks largely rebounded in the second half of the period.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The REIT sector generally rebounded in the second half of the period as the Fed declined to further raise interest rates, which contributed to performance of the Fund and the Underlying Index. The Fund’s and the Underlying Index’s allocations to data center REITs were leading contributors to performance. The Fund’s and the Underlying Index’s allocations to the diversified REITs sector was a leading detractor from performance.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the diversified and industrial REIT sectors, and the smallest allocations were to the hotels and regional malls REIT sectors.

2	J.P. Morgan Exchange-Traded Funds	February 29, 2024

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $87.30 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $87.21.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF February 29, 2024		PERCENT OF TOTAL INVESTMENTS
1.	Prologis, Inc.	11.7%
2.	Equinix, Inc.	7.9
3.	Welltower, Inc.	4.3
4.	Simon Property Group, Inc.	4.3
5.	Digital Realty Trust, Inc.	4.1
6.	Public Storage	4.0
7.	Realty Income Corp.	3.8
8.	Extra Space Storage, Inc.	2.9
9.	VICI Properties, Inc.	2.8
10.	AvalonBay Communities, Inc.	2.4

PORTFOLIO COMPOSITION BY SECTOR AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Diversified	18.6%
Industrial	16.4
Apartments	16.4
Storage	10.3
Health Care	9.6
Office	6.0
Single Tenant	5.6
Shopping Centers	5.5
Regional Malls	5.0
Hotels	4.0
Short-Term Investments	2.6

February 29, 2024	J.P. Morgan Exchange-Traded Funds	3

JPMorgan BetaBuilders MSCI US REIT ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value	June 15, 2018	5.61%	4.35%	5.45%
Market Price		5.46	4.33	5.43
LIFE OF FUND PERFORMANCE (6/15/18 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF and the MSCI US REIT Custom Capped Index from June 15, 2018 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Custom Capped Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the respective Index, if applicable.
The MSCI US REIT Custom Capped Index is designed to measure the performance of the US equity REIT market across all market capitalizations. It starts with the universe and weightings of stocks in the MSCI US REIT Index and applies certain investment limits designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the MSCI US REIT Custom Capped Index, from exceeding a maximum of 25% of the MSCI US REIT Custom Capped Index.
For periods presented prior to the adoption of a unitary fee structure, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

4	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders MSCI US REIT ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.6%
Apartments — 16.7%
American Homes 4 Rent, Class A, REIT	252,273	9,336,624
Apartment Income REIT Corp., REIT	119,783	3,631,820
Apartment Investment and Management Co., Class A, REIT *	124,999	922,493
AvalonBay Communities, Inc., REIT	110,866	19,626,608
Camden Property Trust, REIT	80,436	7,599,593
Centerspace, REIT	12,623	701,712
Elme Communities, REIT	71,842	925,325
Equity LifeStyle Properties, Inc., REIT	140,426	9,453,478
Equity Residential, REIT	284,603	17,135,947
Essex Property Trust, Inc., REIT	51,392	11,892,109
Independence Realty Trust, Inc., REIT	179,763	2,631,730
Invitation Homes, Inc., REIT	484,742	16,515,160
Mid-America Apartment Communities, Inc., REIT	91,620	11,514,802
NexPoint Residential Trust, Inc., REIT	19,318	564,279
Sun Communities, Inc., REIT	98,289	13,147,137
UDR, Inc., REIT	258,523	9,177,566
		134,776,383
Diversified — 19.1%
Alexander & Baldwin, Inc., REIT	59,656	970,007
American Assets Trust, Inc., REIT	42,690	920,823
Armada Hoffler Properties, Inc., REIT	57,043	580,698
Broadstone Net Lease, Inc., REIT	139,432	2,078,931
Digital Realty Trust, Inc., REIT	227,736	33,433,922
EPR Properties, REIT	60,292	2,476,795
Equinix, Inc., REIT	73,234	65,091,844
Farmland Partners, Inc., REIT	44,713	527,613
Gaming and Leisure Properties, Inc., REIT	204,501	9,300,705
Gladstone Commercial Corp., REIT (a)	34,716	429,784
Gladstone Land Corp., REIT	28,901	376,002
Global Net Lease, Inc., REIT (a)	158,879	1,145,518
InvenTrust Properties Corp., REIT	55,051	1,390,038
One Liberty Properties, Inc., REIT	15,342	310,522
Safehold, Inc., REIT	38,065	765,868
UMH Properties, Inc., REIT	44,518	685,577
Veris Residential, Inc., REIT	63,806	931,568
VICI Properties, Inc., REIT	762,977	22,835,902
WP Carey, Inc., REIT	165,156	9,303,237
		153,555,354
Health Care — 9.8%
CareTrust REIT, Inc., REIT	78,657	1,774,502
Community Healthcare Trust, Inc., REIT	20,332	551,810
Diversified Healthcare Trust, REIT	102,504	336,213
Global Medical REIT, Inc., REIT	53,605	479,765
INVESTMENTS	SHARES	VALUE($)

Health Care — continued
Healthcare Realty Trust, Inc., REIT	303,305	4,179,543
Healthpeak Properties, Inc., REIT	551,185	9,232,349
LTC Properties, Inc., REIT	33,290	1,047,303
Medical Properties Trust, Inc., REIT (a)	481,123	2,025,528
National Health Investors, Inc., REIT	35,077	2,015,875
Omega Healthcare Investors, Inc., REIT	186,560	5,805,747
Sabra Health Care REIT, Inc., REIT	185,925	2,580,639
Universal Health Realty Income Trust, REIT	11,338	439,688
Ventas, Inc., REIT	316,997	13,405,803
Welltower, Inc., REIT	384,772	35,460,588
		79,335,353
Hotels — 4.0%
Apple Hospitality REIT, Inc., REIT	174,421	2,806,434
Chatham Lodging Trust, REIT	40,613	414,253
DiamondRock Hospitality Co., REIT	170,227	1,600,134
Host Hotels & Resorts, Inc., REIT	567,703	11,774,160
Park Hotels & Resorts, Inc., REIT	180,694	2,999,520
Pebblebrook Hotel Trust, REIT	106,672	1,689,684
RLJ Lodging Trust, REIT	131,778	1,564,205
Ryman Hospitality Properties, Inc., REIT	41,834	4,956,492
Service Properties Trust, REIT	135,969	924,589
Summit Hotel Properties, Inc., REIT	90,524	581,164
Sunstone Hotel Investors, Inc., REIT	170,230	1,904,874
Xenia Hotels & Resorts, Inc., REIT	93,181	1,429,397
		32,644,906
Industrial — 16.8%
Americold Realty Trust, Inc., REIT	214,438	5,425,281
EastGroup Properties, Inc., REIT	34,689	6,094,510
First Industrial Realty Trust, Inc., REIT	105,248	5,578,144
Innovative Industrial Properties, Inc., REIT (a)	22,629	2,217,416
LXP Industrial Trust, REIT	222,365	1,925,681
Plymouth Industrial REIT, Inc., REIT	35,748	771,084
Prologis, Inc., REIT	724,846	96,600,227
Rexford Industrial Realty, Inc., REIT	145,856	7,421,153
STAG Industrial, Inc., REIT	142,851	5,305,486
Terreno Realty Corp., REIT	60,805	3,909,762
		135,248,744
Office — 6.1%
Alexandria Real Estate Equities, Inc., REIT	123,622	15,419,372
Boston Properties, Inc., REIT	118,495	7,668,996
Brandywine Realty Trust, REIT	146,023	627,899
COPT Defense Properties, REIT	90,612	2,195,529
Cousins Properties, Inc., REIT	121,641	2,774,631
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	5

JPMorgan BetaBuilders MSCI US REIT ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Office — continued
Douglas Emmett, Inc., REIT (a)	142,337	1,881,695
Easterly Government Properties, Inc., REIT (a)	71,386	842,355
Empire State Realty Trust, Inc., Class A, REIT	113,536	1,131,954
Equity Commonwealth, REIT *	88,605	1,668,432
Highwoods Properties, Inc., REIT (a)	84,992	2,078,054
Hudson Pacific Properties, Inc., REIT (a)	118,525	751,449
JBG SMITH Properties, REIT	83,548	1,385,226
Kilroy Realty Corp., REIT	84,497	3,201,591
Paramount Group, Inc., REIT	147,971	655,512
Peakstone Realty Trust, REIT (a)	13,749	189,324
Piedmont Office Realty Trust, Inc., Class A, REIT	103,757	650,556
SL Green Realty Corp., REIT (a)	52,301	2,535,553
Vornado Realty Trust, REIT (a)	131,259	3,452,112
		49,110,240
Regional Malls — 5.1%
CBL & Associates Properties, Inc., REIT (a)	11,822	272,615
Macerich Co. (The), REIT (a)	173,212	2,842,409
Simon Property Group, Inc., REIT	238,957	35,399,090
Tanger, Inc., REIT (a)	84,358	2,430,354
		40,944,468
Shopping Centers — 5.7%
Acadia Realty Trust, REIT	77,860	1,276,125
Alexander's, Inc., REIT	2,027	448,068
Brixmor Property Group, Inc., REIT	239,070	5,405,373
Federal Realty Investment Trust, REIT	58,226	5,872,092
Kimco Realty Corp., REIT	533,482	10,541,604
Kite Realty Group Trust, REIT	175,212	3,751,289
NETSTREIT Corp., REIT (a)	45,661	767,562
Phillips Edison & Co., Inc., REIT (a)	93,878	3,353,322
Regency Centers Corp., REIT	132,663	8,218,473
Retail Opportunity Investments Corp., REIT	101,625	1,314,011
Saul Centers, Inc., REIT	12,475	451,470
SITE Centers Corp., REIT	154,474	2,097,757
Urban Edge Properties, REIT	95,472	1,623,979
Whitestone, REIT	41,114	506,525
		45,627,650
Single Tenant — 5.7%
Agree Realty Corp., REIT	70,703	3,885,130
Essential Properties Realty Trust, Inc., REIT	114,240	2,729,194
Four Corners Property Trust, Inc., REIT	68,001	1,644,264
Getty Realty Corp., REIT	32,751	863,316
INVESTMENTS	SHARES	VALUE($)

Single Tenant — continued
NNN REIT, Inc., REIT	142,321	5,791,041
Realty Income Corp., REIT	598,870	31,207,116
		46,120,061
Storage — 10.6%
CubeSmart, REIT	178,509	7,784,777
Extra Space Storage, Inc., REIT	166,485	23,469,390
Iron Mountain, Inc., REIT	230,578	18,132,654
National Storage Affiliates Trust, REIT (a)	69,350	2,483,424
Public Storage, REIT	116,701	33,127,913
		84,998,158
Total Common Stocks (Cost $923,705,972)		802,361,317
Short-Term Investments — 2.7%
Investment Companies — 0.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (b) (c) (Cost $1,720,296)	1,720,296	1,720,296
Investment of Cash Collateral from Securities Loaned — 2.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (b) (c)	17,000,099	17,005,199
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (b) (c)	2,746,649	2,746,649
Total Investment of Cash Collateral from Securities Loaned (Cost $19,753,548)		19,751,848
Total Short-Term Investments (Cost $21,473,844)		21,472,144
Total Investments — 102.3% (Cost $945,179,816)		823,833,461
Liabilities in Excess of Other Assets — (2.3)%		(18,476,564)
NET ASSETS — 100.0%		805,356,897

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at February 29, 2024. The total value of securities on loan at February 29, 2024 is $19,647,837.
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Exchange-Traded Funds	February 29, 2024

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
DJ US Real Estate Index	69	03/15/2024	USD	2,357,040	43,851

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	7

STATEMENT OF ASSETS AND LIABILITIES
AS OF February 29, 2024

JPMorgan BetaBuilders MSCI US REIT ETF
ASSETS:
Investments in non-affiliates, at value	$802,361,317
Investments in affiliates, at value	1,720,296
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	19,751,848
Cash	12,905
Deposits at broker for futures contracts	297,000
Receivables:
Investment securities sold	3,005,372
Fund shares sold	212,454
Dividends from non-affiliates	994,587
Dividends from affiliates	248
Securities lending income (See Note 2.B.)	5,199
Variation margin on futures contracts	17,940
Total Assets	828,379,166
LIABILITIES:
Payables:
Investment securities purchased	3,204,111
Collateral received on securities loaned (See Note 2.B.)	19,751,848
Accrued liabilities:
Management fees (See Note 3.A.)	66,310
Total Liabilities	23,022,269
Net Assets	$805,356,897
NET ASSETS:
Paid-in-Capital	$992,712,919
Total distributable earnings (loss)	(187,356,022)
Total Net Assets	$805,356,897
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	9,225,000
Net asset value, per share	$87.30
Cost of investments in non-affiliates	$923,705,972
Cost of investments in affiliates	1,720,296
Investment securities on loan, at value (See Note 2.B.)	19,647,837
Cost of investment of cash collateral (See Note 2.B.)	19,753,548
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	February 29, 2024

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024

JPMorgan BetaBuilders MSCI US REIT ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$23,185
Interest income from affiliates	39
Dividend income from non-affiliates	27,239,261
Dividend income from affiliates	194,319
Income from securities lending (net) (See Note 2.B.)	77,492
Total investment income	27,534,296
EXPENSES:
Management fees (See Note 3.A.)	825,369
Interest expense to affiliates	240
Total expenses	825,609
Net investment income (loss)	26,708,687
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(8,876,225)
In-kind redemptions of investments in non-affiliates (See Note 4)	14,640,396
Futures contracts	225,014
Net realized gain (loss)	5,989,185
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	20,192,425
Investments in affiliates	(1,700)
Futures contracts	(9,737)
Change in net unrealized appreciation/depreciation	20,180,988
Net realized/unrealized gains (losses)	26,170,173
Change in net assets resulting from operations	$52,878,860
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	9

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders MSCI US REIT ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,708,687	$31,860,013
Net realized gain (loss)	5,989,185	22,039,086
Change in net unrealized appreciation/depreciation	20,180,988	(193,289,538)
Change in net assets resulting from operations	52,878,860	(139,390,439)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(29,628,917)	(24,640,292)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	40,742,629	(451,881,328)
NET ASSETS:
Change in net assets	63,992,572	(615,912,059)
Beginning of period	741,364,325	1,357,276,384
End of period	$805,356,897	$741,364,325
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$197,506,477	$456,973,055
Cost of shares redeemed	(156,763,848)	(908,854,383)
Total change in net assets resulting from capital transactions	$40,742,629	$(451,881,328)
SHARE TRANSACTIONS:
Issued	2,450,000	4,900,000
Redeemed	(1,850,000)	(9,850,000)
Net increase (decrease) in shares from share transactions	600,000	(4,950,000)
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	February 29, 2024

THIS PAGE IS INTENTIONALLY LEFT BLANK

11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders MSCI US REIT ETF
Year Ended February 29, 2024	$85.96	$2.94	$1.69	$4.63	$(3.29)	$—	$(3.29)
Year Ended February 28, 2023	99.98	2.75	(14.63)	(11.88)	(2.14)	—	(2.14)
Year Ended February 28, 2022	82.46	1.93	17.48	19.41	(1.89)	—	(1.89)
Year Ended February 28, 2021	82.62	2.07	0.28 (d)	2.35	(2.51)	—	(2.51)
Year Ended February 29, 2020	81.21	2.55	0.80 (d)	3.35	(1.85)	(0.09)	(1.94)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(d)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(e)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	February 29, 2024

		Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total return (b)	Market price total return (c)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$87.30	$87.21	5.61%	5.46%	$805,356,897	0.11%	3.54%	0.11%	4%
85.96	85.99	(11.84)	(11.85)	741,364,325	0.11	3.03	0.11	8
99.98	100.02	23.55	23.45	1,357,276,384	0.11	1.96	0.11	5
82.46	82.56	3.37	3.36	944,122,915	0.11	2.82	0.11	7
82.62	82.73	4.06	4.18	1,206,297,493	0.11	2.88	0.16 (e)	5
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	13

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) is a separate diversified series of the Trust covered in this report.
The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
Shares of the Fund are listed and traded at market price on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units". Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).

14	J.P. Morgan Exchange-Traded Funds	February 29, 2024

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$823,833,461	$—	$—	$823,833,461
Appreciation in Other Financial Instruments
Futures Contracts (a)	$43,851	$—	$—	$43,851

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of February 29, 2024.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$19,647,837	$(19,647,837)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	15

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
JPMIM voluntarily waived management fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 29, 2024, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund. The amount of this waiver was $2,839.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates— The Fund invested in Underlying Funds advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (a) (b)	$20	$272,000,000	$254,999,320	$6,199 *	$(1,700)	$17,005,199	17,000,099	$1,473,266 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	3,129,388	176,567,802	176,950,541	—	—	2,746,649	2,746,649	236,987 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	2,659,750	59,579,877	60,519,331	—	—	1,720,296	1,720,296	194,319	—
Total	$5,789,158	$508,147,679	$492,469,192	$6,199	$(1,700)	$21,472,144		$1,904,572	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts— The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

16	J.P. Morgan Exchange-Traded Funds	February 29, 2024

The table below discloses the volume of the Fund's futures contracts activity during the year ended February 29, 2024:

Futures Contracts:
Average Notional Balance Long	$4,574,762
Ending Notional Balance Long	2,357,040
E. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Federal Income Taxes— The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of February 29, 2024, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
G. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$12,400,430	$(85,991)	$(12,314,439)
The reclassifications for the Fund relate primarily to redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of the Fund pursuant to the Management Agreement. For such services, JPMIM is paid a fee, which is accrued daily and paid no more frequently than monthly at an annual rate of 0.11% of the Fund's average daily net assets.
Under the Management Agreement, JPMIM is responsible for substantially all expenses of the Fund, (including expenses of the Trust relating to the Fund), except for the management fee, payments under the Fund's 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser, the Adviser will reimburse the Fund for such amount.
B. Administration Fee— JPMIM provides administration services to the Fund. Pursuant to the Management Agreement for the Fund, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	17

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Fund. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by the Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
D. Distribution Services— The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements— The Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under the Management Agreement as described in Note 3.A.
F. Other— Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended February 29, 2024, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$37,686,284	$33,121,608
During the year ended February 29, 2024, there were no purchases or sales of U.S. Government securities.
For the year ended February 29, 2024, in-kind transactions associated with creations and redemptions were as follows:
In-Kind Purchases	In-Kind Sales
$195,336,329	$155,403,770
During the year ended February 29, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2024 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$951,754,764	$35,554,786	$163,432,238	$(127,877,452)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

18	J.P. Morgan Exchange-Traded Funds	February 29, 2024

The tax character of distributions paid during the year ended February 29, 2024 was as follows:
Ordinary Income*	Total Distributions Paid
$29,628,917	$29,628,917

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
Ordinary Income*	Total Distributions Paid
$24,640,292	$24,640,292

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 29, 2024, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,431,975	$(62,673,790)	$(127,877,452)
The cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.
At February 29, 2024, the Fund had net capital loss carryforwards which are available to offset future realized gains as follows:
Capital Loss Carryforward Character
Short-Term	Long-Term
$33,957,253	$28,716,537
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended February 29, 2024, the Fund deferred to March 1, 2024 the following net capital losses (gains) of:
Net Capital Losses (Gains)
Short-Term	Long-Term
$(306,151)	$1,440,379
6. Capital Share Transactions
The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statement of Changes in Net Assets.
Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund's shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
7. Borrowings
Effective November 1, 2022, the Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying

February 29, 2024	J.P. Morgan Exchange-Traded Funds	19

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 29, 2024.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2024.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate (“SOFR”). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Fund did not utilize the Credit Facility during the year ended February 29, 2024.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of February 29, 2024, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:
JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
10.5%	28.0%
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

20	J.P. Morgan Exchange-Traded Funds	February 29, 2024

The Fund may not track the return of its underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, the Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return may differ from the return of the underlying index.
Because the Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
London Interbank Offered Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund's investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan BetaBuilders MSCI US REIT ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan BetaBuilders MSCI US REIT ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 24, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

22	J.P. Morgan Exchange-Traded Funds	February 29, 2024

TRUSTEES
(Unaudited)
The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-2023); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	None
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

February 29, 2024	J.P. Morgan Exchange-Traded Funds	23

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	167	None

24	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	25

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

26	J.P. Morgan Exchange-Traded Funds	February 29, 2024

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	27

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

28	J.P. Morgan Exchange-Traded Funds	February 29, 2024

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2023, and continued to hold your shares at the end of the reporting period, February 29, 2024.
Actual Expenses
For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan BetaBuilders MSCI US REIT ETF
Actual	$1,000.00	$1,057.60	$0.56	0.11%
Hypothetical	1,000.00	1,024.32	0.55	0.11

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

February 29, 2024	J.P. Morgan Exchange-Traded Funds	29

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review of the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.1
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2024, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of the Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Adminis trator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for the Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether the Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.
1 Effective July 24, 2024, the J.P. Morgan Funds will implement the Tailored Shareholder Reports for Mutual Funds and Exchanged-Traded Funds Rule. This rule rescinds the currently-required statement regarding the operation and effectiveness of a fund’s Liquidity Risk Management Program from the shareholder report.

30	J.P. Morgan Exchange-Traded Funds	February 29, 2024

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended February 29, 2024. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2024. The information necessary to complete your income tax returns for the calendar year ending December 31, 2024 will be provided under separate cover.
Section 199A Income
The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as section 199A dividends for the fiscal year ended February 29, 2024.
Qualified Business Income
JPMorgan BetaBuilders MSCI US REIT ETF	$24,826,441

February 29, 2024	J.P. Morgan Exchange-Traded Funds	31

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2024. All rights reserved. February 2024.
AN-RETF-224

Annual Report
J.P. Morgan Exchange-Traded Funds
February 29, 2024
Fund	Ticker	Listing Exchange
JPMorgan Inflation Managed Bond ETF	JCPI	Cboe BZX Exchange, Inc.
JPMorgan Realty Income ETF	JPRE	NYSE Arca, Inc.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 15, 2024 (Unaudited)
Dear Shareholder,
Financial markets largely rallied through the final months of 2023 and into the first quarter of 2024, as leading central banks refrained from implementing further interest rate increases. Equity markets generally outperformed bond markets for the twelve months ended February 29, 2024, led by four consecutive months of net gains in U.S. equity prices.
“The global economic outlook for the year ahead remains positive and financial markets appear more resilient than a year ago.” — Brian S. Shlissel
Economic data were stronger than many economists expected in the face of elevated interest rates throughout the year. Following weak but positive economic growth in the first half of 2023, U.S. gross domestic product increased to 4.9% in the third quarter and 3.4% growth in the final quarter of the year. While the U.S. unemployment rate rose slightly during the second half of the year, it remained below 4% for the entire 12 month period and monthly job growth data frequently surpassed the consensus forecasts of economists.
Meanwhile, the U.S. Federal Reserve (the “Fed”) continued to raise interest rates through the end of summer 2023, then settled on a benchmark lending rate range of 5.25 - 5.50% through the first quarter of 2024. The European Central Bank and the Bank of England followed similar trajectories, raising interest rates at regular intervals into the third quarter of 2023 and then holding rates at those elevated levels for the remainder of the period. Notably, the Bank of Japan raised interest rates for the first time in 17 years in mid-March 2024, ending eight years of negative interest rates and setting its benchmark rate range at 0.0 to 0.1%.
The Fed and certain other leading central banks fueled investor expectations for interest rate reductions in 2024 and growing optimism that developed market economies could enjoy a “soft landing” of positive growth coupled with relatively low unemployment.
However, there remain significant risks to the macroeconomic backdrop. Slower economic growth due to the impact of higher interest rates could leave the U.S. economy more vulnerable to potential shocks from geopolitical events, natural disasters or political turmoil, particularly taking into account the upcoming U.S. presidential election. Additionally, financial markets may also come under pressure should the Fed decide not to reduce interest rates to the extent anticipated by investors. Finally, the recent run-up in U.S. equity prices could lead to increased volatility in certain sectors of the market.
The global economic outlook for the year ahead remains positive and financial markets appear to be more resilient than a year ago. Global growth is estimated at 2.9% this year and 3.0% for 2025, with a continued decline in inflation, according to the Organization for Economic Cooperation and Development’s February 2024 forecast. However, across market cycles, we believe that those investors who hold a well-diversified portfolio and a long-term view are best positioned.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 29, 2024	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)
While bond markets generally underperformed equity markets during the period, fixed income securities rallied in late 2023 as leading central banks signaled that they could begin to lower interest rates in 2024. Overall, U.S. high yield bonds (also known as junk bonds) and emerging markets debt outperformed other sectors of the bond market, and corporate debt generally outperformed U.S. Treasury bonds and other developed markets sovereign debt for the twelve months ended February 29, 2024.
Global economic growth was stronger than expected in the first quarter of 2023, but in late March, Silicon Valley Bank collapsed after management sold off the bank’s portfolio of U.S. Treasury bonds at a steep loss, which triggered a run on the bank’s deposits. While U.S. regulators moved swiftly to guarantee some deposits at the bank to prevent further contagion, depositors began withdrawing cash from First Republic Bank. At the end of April, U.S. regulators announced First Republic Bank had been closed and sold to J.P. Morgan Chase & Co. Meanwhile, the Swiss government brokered a takeover of troubled Credit Suisse by UBS Group AG. These events sharply elevated market volatility in the banking sector, particularly in U.S. regional bank stocks.
Throughout the first half of 2023, leading central banks continued to raise interest rates at regular intervals in an effort to ease inflationary pressures. By the end of summer 2023, inflation data in the U.S. and across Europe had shown significant reduction in core consumer prices. In response, the U.S. Federal Reserve, the European Central Bank and the Bank of England in separate decisions each declined to raise interest rates further during the final months of 2023.
By the start of the second half of 2023, the general consensus among economists was that interest rates would remain elevated for an extended period, particularly in the U.S. where labor markets remained tight and economic growth was generally stronger than expected. However, at its December meeting, the U.S. Federal Reserve indicated that it was prepared to begin the process of cutting interest rates in 2024, given the trajectory of inflation data.
Global economic growth largely proved more resilient than economists’ forecasts during the period, led by expansions in the U.S., Japan, India and select emerging markets. Meanwhile, the Eurozone, U.K., China and Canada struggled with weaker growth. China’s economy faced low levels of consumer spending and business confidence, along with long-standing debt issues in the domestic property sector. Across Europe, weakness in consumer and business spending and ongoing stresses from the war in Ukraine weighed on economic growth. Notably, inflation data in the U.K. indicated that prices were declining at a somewhat slower pace than in other developed markets.
However, investor concerns about a potential economic recession receded during the period as data showed a general trend toward stability in labor markets amid declining inflation and the pivot in the policies of leading central banks. Global equity markets responded with a four-month rally through the end of February 2024. Notably, the outperformance of U.S. equity markets was led by a handful of large cap companies in the information technology and communications sectors; Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc.
For the twelve months ended February 29, 2024, the Bloomberg U.S. Corporate High Yield Index returned 11.03%, the Bloomberg Emerging Markets Index returned 7.92% and the Bloomberg U.S. Aggregate Index returned 3.33%.

2	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Inflation Managed Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	3.88%
Market Price **	3.86%
Bloomberg 1-10 Year U.S. TIPS Index	3.67%
Bloomberg U.S. Intermediate Aggregate Index	3.69%
Net Assets as of 2/29/2024	$660,950,209
Duration as of 2/29/2024	4.6 Years
Fund Ticker	JCPI
INVESTMENT OBJECTIVE***
The JPMorgan Inflation Managed Bond ETF (the “Fund”) seeks to maximize inflation protected total return.
INVESTMENT APPROACH
The Fund invests in a core portfolio of fixed income securities in combination with swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U) and other investments including actual inflation-protected securities to protect the total return generated by its core fixed income holding from inflation risk.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund outperformed both the Bloomberg 1-10 Year U.S. TIPS Index (the “Index”) and the Bloomberg U.S. Intermediate Aggregate Index.
Relative to the Index, the Fund’s allocations to investment grade credit, agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities were leading contributors to relative performance.
The Fund’s longer duration posture and yield curve steepening exposure were the leading detractors from performance as interest rates rose during the period. Bonds of longer duration generally experience a larger decline in price compared with bonds of shorter duration when interest rates rise. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
Relative to the Bloomberg U.S. Intermediate Aggregate Index, the Fund’s inflation exposure was the leading contributor to performance.
HOW WAS THE FUND POSITIONED?
Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.
The Fund’s portfolio managers sought to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds was used as the general basis for the Fund’s inflation swap positioning.
The Fund’s portfolio managers manage the duration of the inflation protection versus the duration of the underlying bonds to protect the portfolio from actual, realized inflation, as well as from the loss of value that results from an increase in inflation expectations. The inflation protection was actively managed using CPI-U swaps and TIPS. Generally, the swaps were structured so that a counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. In turn, the Fund pays a compounded fixed rate. TIPS adjust the principal of the underlying bond so that it increases with inflation as measured by the CPI-U and decreases with deflation. At maturity, a TIPS investor is paid either the adjusted or the original principal, whichever is greater.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	24.8%
Mortgage-Backed Securities	23.2
U.S. Treasury Obligations	18.1
Asset-Backed Securities	9.3
Collateralized Mortgage Obligations	5.7
Commercial Mortgage-Backed Securities	5.3
Others (each less than 1.0%)	0.2
Short-Term Investments	13.4

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

February 29, 2024	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Inflation Managed Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.41 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $46.47.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Exchange-Traded Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan Inflation Managed Bond ETF
Net Asset Value	November 30, 2010*	3.88%	2.47%	1.75%
Market Price		3.86	2.50	1.77

*	Inception date for Class R6 Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
JPMorgan Inflation Managed Bond ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to April 8, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 30, 2010.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on April 11, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the Bloomberg 1-10 Year U.S. TIPS Index and the Bloomberg U.S. Intermediate Aggregate Index from February 28, 2014 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any.
The performance of the Bloomberg 1-10 Year U.S. TIPS Index and the Bloomberg U.S. Intermediate Aggregate Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The Bloomberg 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Realty Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	4.54%
Market Price **	4.28%
FTSE NAREIT All Equity REITs Index [1]	4.29%
MSCI US REIT Index	5.58%
Net Assets as of 2/29/2024	$328,078,273
Fund Ticker	JPRE
INVESTMENT OBJECTIVE***
The JPMorgan Realty Income ETF (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.
INVESTMENT APPROACH
The Fund invests primarily in equity securities of real estate investment trusts (“REITs”) across the market capitalization spectrum and uses an in-depth analysis of each REIT to evaluate whether each company’s current price fully reflects its long-term value.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund outperformed the FTSE NAREIT All Equity Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s overweight allocation to the hotels sector and its security selection in the “other” sector were leading contributors to performance, while the Fund’s security selection in the new leases and retail sectors was a leading detractor from relative performance.
Leading individual contributors to the Fund’s relative performance included its out-of-Benchmark position in Tricon Residential Inc., its overweight position in Digital Realty Trust Inc. and its underweight position in Healthpeak Properties Inc. Shares of Tricon Residential, an owner/operator of single-family homes, rose in January 2024 after the company agreed to be acquired by Blackstone Inc. for an estimated $3.5 billion. Shares of Digital Realty Trust, a data center and work co-location REIT, rose after the company reported better-than-expected results for the second and third quarters of 2023. Shares of Healthpeak Properties, a health care sector REIT, fell after the company reported weaker-than-expected revenue for the fourth quarter of 2023.
Leading individual detractors from the Fund’s relative performance included its overweight positions in W.P. Carey Inc., UDR Inc. and Ventas Inc. Shares of W.P. Carey, a commercial property REIT, fell as rising interest rates during most of the period hurt the broader net lease sector. Shares of UDR, a multi-family residential REIT, fell after the company reported weaker-than-expected revenue for the third quarter of 2023 and fourth-quarter 2023 earnings in line with analysts’ estimates. Shares of Ventas, a health care REIT, fell after the company reported fourth quarter 2024 earnings in line with equity analysts’ expectations and after it issued a weaker-than-expected forecast for 2024.
HOW WAS THE FUND POSITIONED?
The Fund’s adviser used bottom-up fundamental research to construct, in its view, a portfolio of attractively valued real estate securities. The adviser projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model.
During the period, the Fund’s largest allocations were to the technology and hotels sectors and its smallest allocations were to the housing and office sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF February 29, 2024		PERCENT OF TOTAL INVESTMENTS
1.	American Tower Corp.	10.2%
2.	Equinix, Inc.	8.4
3.	Prologis, Inc.	8.1
4.	Digital Realty Trust, Inc.	7.3
5.	Welltower, Inc.	5.9
6.	Equity Residential	5.0
7.	Ventas, Inc.	4.7
8.	Kimco Realty Corp.	4.5
9.	SBA Communications Corp.	4.0
10.	Agree Realty Corp.	3.1

6	J.P. Morgan Exchange-Traded Funds	February 29, 2024

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $43.61 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $43.56.
1
On April 1, 2023, the primary benchmark for the JPMorgan Realty Income ETF was changed to the FTSE NAREIT All Equity REITs Index from the MSCI US REIT Index to more closely align the Fund’s primary benchmark to the current real estate landscape.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY SECTOR AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Diversified	31.5%
Health Care	15.7
Apartments	13.0
Industrial	13.0
Shopping Centers	6.4
Storage	5.5
Office	4.4
Single Tenant	4.1
Hotels	2.0
Others (each less than 1.0%)	1.1
Short-Term Investments	3.3

February 29, 2024	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Realty Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan Realty Income ETF
Net Asset Value	May 15, 2006*	4.54%	5.18%	6.24%
Market Price		4.28	5.15	6.23

*	Inception date for Class R5 Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
JPMorgan Realty Income ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to May 20, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 2, 2015. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class R5 Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class R5 Shares. Inception date for the Predecessor Fund’s Class R5 Shares is May 15, 2006.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class R5 Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on May 23, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund, the MSCI US REIT Index and the FTSE NAREIT All Equity REITs Index from February 28, 2014 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index and the FTSE NAREIT All Equity REITs Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, except specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
Effective April 1, 2023, the Fund’s primary benchmark changed from the MSCI US REIT Index to the FTSE NAREIT All Equity REITs Index to more closely align the Fund’s primary benchmark to the current real estate landscape.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.
The JPMorgan Realty Income ETF (the “JPMorgan Realty Income ETF”) has been developed solely by JPMorgan Chase Bank N.A. The JPMorgan Realty Income ETF is not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE NAREIT All Equity REITs Index (the “Index”) vest in FTSE and Nareit. “FTSE®” is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan Realty Income ETF. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan Realty Income ETF or the suitability of the Index for the purpose to which it is being put by JPMorgan Chase Bank N.A.

8	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

February 29, 2024	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 28.1%
Aerospace & Defense — 0.7%
BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (a)	400,000	362,292
Boeing Co. (The)
2.75%, 2/1/2026	782,000	742,613
3.10%, 5/1/2026	931,000	886,951
L3Harris Technologies, Inc. 3.85%, 12/15/2026	425,000	410,508
Leidos, Inc. 2.30%, 2/15/2031	767,000	628,650
RTX Corp.
3.15%, 12/15/2024	216,000	211,886
5.75%, 1/15/2029	1,500,000	1,544,476
		4,787,376
Automobile Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	222,000	179,671
Automobiles — 0.5%
Hyundai Capital America
3.00%, 2/10/2027 (a)	903,000	847,296
2.38%, 10/15/2027 (a)	919,000	831,766
Nissan Motor Acceptance Co. LLC 2.45%, 9/15/2028 (a)	400,000	342,192
Nissan Motor Co. Ltd. (Japan) 4.81%, 9/17/2030 (a)	800,000	736,588
Stellantis Finance US, Inc. 2.69%, 9/15/2031 (a)	678,000	561,103
		3,318,945
Banks — 8.2%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (b)	900,000	782,776
AIB Group plc (Ireland) (SOFR + 2.33%), 6.61%, 9/13/2029 (a) (b)	264,000	273,935
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (a) (c)	1,550,000	1,505,330
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (b)	200,000	180,954
2.75%, 12/3/2030	1,600,000	1,301,402
Bank of America Corp.
(SOFR + 1.15%), 1.32%, 6/19/2026 (b)	21,000	19,877
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (b)	178,000	165,165
(3-MONTH CME TERM SOFR + 1.84%), 3.82%, 1/20/2028 (b)	937,000	900,034
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(SOFR + 1.63%), 5.20%, 4/25/2029 (b)	1,147,000	1,140,787
(SOFR + 1.53%), 1.90%, 7/23/2031 (b)	2,777,000	2,253,846
(SOFR + 1.65%), 5.47%, 1/23/2035 (b)	1,707,000	1,702,062
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (b)	1,525,000	1,387,155
Bank of Montreal (Canada) 2.65%, 3/8/2027	40,000	37,350
Banque Federative du Credit Mutuel SA (France) 5.90%, 7/13/2026 (a)	757,000	766,861
Barclays plc (United Kingdom)
(SOFR + 1.88%), 6.50%, 9/13/2027 (b)	699,000	711,288
(SOFR + 2.98%), 6.22%, 5/9/2034 (b)	300,000	303,744
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (b)	500,000	478,647
(SOFR + 1.23%), 2.59%, 1/20/2028 (a) (b)	300,000	276,745
BPCE SA (France)
(SOFR + 1.09%), 2.05%, 10/19/2027 (a) (b)	964,000	874,865
(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (b)	1,194,000	955,710
Citigroup, Inc.
(SOFR + 0.77%), 1.12%, 1/28/2027 (b)	1,056,000	973,201
4.45%, 9/29/2027	472,000	457,205
(3-MONTH CME TERM SOFR + 1.82%), 3.89%, 1/10/2028 (b)	90,000	86,501
(SOFR + 1.17%), 2.56%, 5/1/2032 (b)	1,200,000	987,992
(3-MONTH CME TERM SOFR + 1.43%), 3.88%, 1/24/2039 (b)	456,000	383,741
Cooperatieve Rabobank UA (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (a) (b)	750,000	680,386
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.56%, 2/28/2029 (a) (b)	250,000	250,871
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	1,500,000	1,429,179
(SOFR + 1.69%), 5.34%, 1/10/2030 (a) (b)	800,000	793,599
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (a) (b)	407,000	408,606
Discover Bank
2.45%, 9/12/2024	650,000	638,823
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
3.45%, 7/27/2026	447,000	423,927
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.61%, 3/30/2028 (a) (b)	1,000,000	890,207
Fifth Third Bancorp
3.95%, 3/14/2028	500,000	475,609
(SOFR + 1.84%), 5.63%, 1/29/2032 (b)	66,000	65,409
Fifth Third Bank NA 2.25%, 2/1/2027	250,000	229,376
HSBC Holdings plc (United Kingdom)
(3-MONTH CME TERM SOFR + 1.61%), 4.29%, 9/12/2026 (b)	1,250,000	1,225,187
(SOFR + 1.73%), 2.01%, 9/22/2028 (b)	300,000	265,788
(3-MONTH CME TERM SOFR + 1.87%), 3.97%, 5/22/2030 (b)	640,000	593,425
(SOFR + 2.39%), 2.85%, 6/4/2031 (b)	1,141,000	971,148
(SOFR + 1.78%), 5.72%, 3/4/2035 (b)	800,000	797,209
ING Groep NV (Netherlands) (SOFR + 1.01%), 1.73%, 4/1/2027 (b)	880,000	814,624
KeyBank NA 3.30%, 6/1/2025	250,000	240,637
KeyCorp (SOFRINDX + 1.25%), 3.88%, 5/23/2025 (b)	184,000	182,131
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (b)	1,150,000	1,114,026
3.75%, 1/11/2027	469,000	450,050
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.41%, 7/17/2025	400,000	378,851
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (b)	600,000	553,855
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a) (c)	800,000	799,135
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.12%), 5.38%, 5/26/2030 (b)	1,750,000	1,750,689
Morgan Stanley Bank NA 4.75%, 4/21/2026	520,000	516,700
National Australia Bank Ltd. (Australia) 2.33%, 8/21/2030 (a) (c)	850,000	695,389
National Bank of Canada (Canada) 5.60%, 12/18/2028	400,000	404,052
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (b)	286,000	261,353
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.78%, 3/1/2035 (b)	320,000	319,364
PNC Financial Services Group, Inc. (The)
(SOFRINDX + 1.09%), 4.76%, 1/26/2027 (b)	573,000	566,107
(SOFR + 1.34%), 5.30%, 1/21/2028 (b)	340,000	339,576
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (b)	1,200,000	1,124,832
(SOFR + 2.75%), 6.83%, 11/21/2026 (b)	200,000	203,050
(SOFR + 2.60%), 6.53%, 1/10/2029 (b)	750,000	769,061
Societe Generale SA (France)
2.63%, 1/22/2025 (a)	700,000	680,097
4.25%, 4/14/2025 (a)	400,000	391,338
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (b)	1,737,000	1,582,118
Standard Chartered plc (United Kingdom)
(3-MONTH SOFR + 1.21%), 2.82%, 1/30/2026 (a) (b)	800,000	775,840
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.10%, 1/11/2035 (a) (b)	630,000	633,043
Sumitomo Mitsui Financial Group, Inc. (Japan) 1.90%, 9/17/2028	1,300,000	1,131,282
Toronto-Dominion Bank (The) (Canada) 1.15%, 6/12/2025	40,000	37,967
Truist Bank 3.30%, 5/15/2026	1,000,000	953,921
Truist Financial Corp.
(SOFR + 2.45%), 7.16%, 10/30/2029 (b)	275,000	291,053
(SOFR + 1.62%), 5.44%, 1/24/2030 (b)	500,000	494,532
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (b)	835,000	766,297
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (b)	600,000	581,528
US Bancorp
(SOFR + 1.56%), 5.38%, 1/23/2030 (b)	125,000	124,298
(SOFR + 1.86%), 5.68%, 1/23/2035 (b)	127,000	126,705
Wachovia Corp. 7.57%, 8/1/2026 (d)	366,000	383,976
Wells Fargo & Co.
(SOFR + 2.10%), 2.39%, 6/2/2028 (b)	700,000	638,457
(SOFR + 1.50%), 5.20%, 1/23/2030 (b)	2,206,000	2,187,052
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(3-MONTH CME TERM SOFR + 1.43%), 2.88%, 10/30/2030 (b)	637,000	558,634
Westpac Banking Corp. (Australia)
5.54%, 11/17/2028	1,000,000	1,023,451
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (b) (c)	540,000	523,579
		54,414,572
Biotechnology — 0.4%
AbbVie, Inc.
2.95%, 11/21/2026	1,277,000	1,210,803
3.20%, 11/21/2029	800,000	731,944
5.05%, 3/15/2034	245,000	246,220
Amgen, Inc. 5.25%, 3/2/2030	200,000	201,486
Gilead Sciences, Inc. 3.50%, 2/1/2025	35,000	34,391
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	481,000	389,095
		2,813,939
Broadline Retail — 0.0% ^
eBay, Inc. 2.60%, 5/10/2031	50,000	42,402
Capital Markets — 2.2%
Brookfield Finance, Inc. (Canada) 4.25%, 6/2/2026	362,000	355,466
Credit Suisse AG (Switzerland)
3.63%, 9/9/2024	1,920,000	1,900,950
1.25%, 8/7/2026	250,000	226,665
Deutsche Bank AG (Germany)
(SOFR + 2.52%), 7.15%, 7/13/2027 (b)	190,000	195,157
(SOFR + 1.32%), 2.55%, 1/7/2028 (b)	700,000	638,276
(SOFR + 1.72%), 3.04%, 5/28/2032 (b)	1,126,000	931,077
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	237,000	232,802
3.50%, 11/16/2026	1,185,000	1,136,622
(SOFR + 1.09%), 1.99%, 1/27/2032 (b)	512,000	410,541
(SOFR + 1.28%), 2.62%, 4/22/2032 (b)	2,000,000	1,662,961
Invesco Finance plc 3.75%, 1/15/2026	386,000	375,140
Macquarie Group Ltd. (Australia)
(3-MONTH SOFR + 1.75%), 5.03%, 1/15/2030 (a) (b)	200,000	197,407
(SOFR + 2.30%), 6.26%, 12/7/2034 (a) (b)	300,000	310,407
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	40,000	38,494
4.35%, 9/8/2026	1,163,000	1,136,784
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
(SOFR + 1.45%), 5.17%, 1/16/2030 (b)	2,440,000	2,424,681
(SOFR + 1.02%), 1.93%, 4/28/2032 (b)	110,000	87,209
Nasdaq, Inc. 5.55%, 2/15/2034	138,000	138,934
Nomura Holdings, Inc. (Japan)
2.33%, 1/22/2027	800,000	733,880
2.68%, 7/16/2030	753,000	636,660
UBS Group AG (Switzerland)
(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (b)	250,000	239,206
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (a) (b)	900,000	827,445
		14,836,764
Chemicals — 0.2%
Albemarle Corp. 5.05%, 6/1/2032	540,000	512,795
RPM International, Inc. 2.95%, 1/15/2032	438,000	369,922
Westlake Corp. 3.60%, 8/15/2026	400,000	384,851
		1,267,568
Communications Equipment — 0.0% ^
Cisco Systems, Inc. 5.05%, 2/26/2034	283,000	284,868
Construction & Engineering — 0.1%
Quanta Services, Inc. 2.35%, 1/15/2032	446,000	357,224
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	40,000	34,666
Consumer Finance — 1.9%
AerCap Ireland Capital DAC (Ireland)
2.45%, 10/29/2026	1,404,000	1,295,037
3.00%, 10/29/2028	1,835,000	1,648,869
American Express Co. (SOFR + 1.33%), 6.34%, 10/30/2026 (b)	490,000	497,456
Avolon Holdings Funding Ltd. (Ireland)
2.13%, 2/21/2026 (a)	692,000	639,193
4.25%, 4/15/2026 (a)	832,000	802,331
4.38%, 5/1/2026 (a)	1,063,000	1,023,106
2.53%, 11/18/2027 (a)	4,393,000	3,857,845
Capital One Financial Corp.
(SOFR + 1.37%), 4.17%, 5/9/2025 (b)	394,000	392,445
(SOFR + 1.27%), 2.62%, 11/2/2032 (b)	709,000	567,320
General Motors Financial Co., Inc.
1.20%, 10/15/2024	420,000	408,406
2.35%, 1/8/2031	1,590,000	1,296,659
Mitsubishi HC Finance America LLC (Japan) 5.81%, 9/12/2028 (a)	200,000	203,374
		12,632,041
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Staples Distribution & Retail — 0.1%
7-Eleven, Inc. 1.80%, 2/10/2031 (a)	505,000	402,369
Walmart, Inc. 4.10%, 4/15/2033	200,000	190,572
		592,941
Containers & Packaging — 0.1%
Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	453,000	414,090
WRKCo, Inc. 4.90%, 3/15/2029	150,000	148,621
		562,711
Diversified REITs — 0.3%
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	163,000	150,715
Safehold GL Holdings LLC 2.80%, 6/15/2031	682,000	554,151
Simon Property Group LP 2.45%, 9/13/2029	200,000	174,420
WP Carey, Inc.
2.40%, 2/1/2031	800,000	658,432
2.25%, 4/1/2033	893,000	676,732
		2,214,450
Diversified Telecommunication Services — 0.5%
AT&T, Inc. 1.65%, 2/1/2028	881,000	775,194
NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (a)	1,100,000	930,906
Sprint Capital Corp. 6.88%, 11/15/2028	155,000	164,875
Verizon Communications, Inc.
2.63%, 8/15/2026	793,000	747,641
1.68%, 10/30/2030	870,000	701,371
		3,319,987
Electric Utilities — 1.9%
Alabama Power Co. 5.85%, 11/15/2033	500,000	523,144
American Electric Power Co., Inc.
2.03%, 3/15/2024	179,000	178,774
5.63%, 3/1/2033	500,000	503,605
Arizona Public Service Co. 3.35%, 6/15/2024	322,000	319,711
Atlantic City Electric Co. 4.00%, 10/15/2028	20,000	19,267
CenterPoint Energy Houston Electric LLC Series AA, 3.00%, 2/1/2027	310,000	294,006
Cleveland Electric Illuminating Co. (The)
5.50%, 8/15/2024	10,000	9,990
3.50%, 4/1/2028 (a)	386,000	359,467
4.55%, 11/15/2030 (a)	290,000	270,165
Connecticut Light and Power Co. (The) Series A, 3.20%, 3/15/2027	20,000	19,030
DTE Electric Co. 3.38%, 3/1/2025	100,000	98,150
Duke Energy Carolinas LLC 6.45%, 10/15/2032	50,000	54,169
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Duke Energy Indiana LLC 5.25%, 3/1/2034	450,000	448,830
Duke Energy Ohio, Inc. 5.25%, 4/1/2033	73,000	73,057
Duquesne Light Holdings, Inc.
2.53%, 10/1/2030 (a)	421,000	347,596
2.78%, 1/7/2032 (a)	554,000	449,178
Edison International 3.55%, 11/15/2024	714,000	702,801
Entergy Louisiana LLC 1.60%, 12/15/2030	100,000	79,237
Evergy, Inc. 2.90%, 9/15/2029	418,000	370,333
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	864,000	808,444
Fortis, Inc. (Canada) 3.06%, 10/4/2026	721,000	681,070
Interstate Power and Light Co. 4.10%, 9/26/2028	30,000	28,736
ITC Holdings Corp. 2.95%, 5/14/2030 (a)	251,000	219,069
Kentucky Utilities Co. 3.30%, 10/1/2025	200,000	193,152
NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	200,000	168,188
Niagara Mohawk Power Corp.
3.51%, 10/1/2024 (a)	640,000	630,926
1.96%, 6/27/2030 (a)	500,000	408,621
NRG Energy, Inc. 2.45%, 12/2/2027 (a)	805,000	718,983
Pacific Gas and Electric Co.
2.95%, 3/1/2026	458,000	434,644
4.55%, 7/1/2030	778,999	731,117
Pennsylvania Electric Co. 3.25%, 3/15/2028 (a)	256,000	236,287
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	848,000	789,300
Potomac Electric Power Co. 5.20%, 3/15/2034	172,000	171,114
SCE Recovery Funding LLC Series A-2, 1.94%, 5/15/2038	285,000	208,465
Southern Co. (The) 5.70%, 3/15/2034	207,000	210,868
Southwestern Electric Power Co. Series M, 4.10%, 9/15/2028	10,000	9,584
Tampa Electric Co. 4.90%, 3/1/2029	274,000	272,546
Virginia Electric and Power Co. Series A, 3.50%, 3/15/2027	210,000	201,095
Wisconsin Electric Power Co. 3.10%, 6/1/2025	400,000	389,118
		12,631,837
Electrical Equipment — 0.0% ^
Eaton Corp. 3.10%, 9/15/2027	50,000	47,325
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 3.88%, 1/12/2028	958,000	905,017
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Energy Equipment & Services — 0.0% ^
Halliburton Co. 2.92%, 3/1/2030	200,000	177,642
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	39,000	37,400
		215,042
Financial Services — 0.5%
Corebridge Financial, Inc. 3.65%, 4/5/2027	300,000	284,663
Fiserv, Inc. 5.35%, 3/15/2031	850,000	850,742
Global Payments, Inc.
2.15%, 1/15/2027	901,000	826,901
3.20%, 8/15/2029	200,000	178,123
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	890,000	791,696
Nationwide Building Society (United Kingdom) 4.85%, 7/27/2027 (a)	300,000	296,426
		3,228,551
Food Products — 0.3%
Bimbo Bakeries USA, Inc. (Mexico) 6.05%, 1/15/2029 (a)	500,000	513,740
General Mills, Inc. 4.95%, 3/29/2033	151,000	148,240
J M Smucker Co. (The) 6.20%, 11/15/2033	264,000	279,039
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	89,000	87,348
Smithfield Foods, Inc.
5.20%, 4/1/2029 (a)	376,000	360,767
3.00%, 10/15/2030 (a)	600,000	493,987
		1,883,121
Gas Utilities — 0.1%
Atmos Energy Corp. 2.63%, 9/15/2029	300,000	267,025
ONE Gas, Inc. 2.00%, 5/15/2030	248,000	206,578
		473,603
Ground Transportation — 0.5%
Canadian Pacific Railway Co. (Canada) 2.05%, 3/5/2030	200,000	168,625
ERAC USA Finance LLC 3.85%, 11/15/2024 (a)	416,000	410,667
Penske Truck Leasing Co. LP
5.75%, 5/24/2026 (a)	219,000	220,137
5.55%, 5/1/2028 (a)	1,218,000	1,225,360
Triton Container International Ltd. (Bermuda)
2.05%, 4/15/2026 (a)	637,000	582,403
3.25%, 3/15/2032	1,108,000	878,832
		3,486,024
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Equipment & Supplies — 0.0% ^
Becton Dickinson & Co. 3.36%, 6/6/2024	46,000	45,701
Health Care Providers & Services — 0.5%
CommonSpirit Health
3.35%, 10/1/2029	455,000	413,727
2.78%, 10/1/2030	171,000	146,423
CVS Health Corp. 1.88%, 2/28/2031	581,000	467,204
HCA, Inc.
5.25%, 6/15/2026	20,000	19,878
4.13%, 6/15/2029	764,000	719,351
2.38%, 7/15/2031	600,000	488,292
Humana, Inc. 3.95%, 3/15/2027	292,000	282,029
Quest Diagnostics, Inc.
3.45%, 6/1/2026	300,000	288,668
2.95%, 6/30/2030	93,000	81,988
2.80%, 6/30/2031	287,000	245,398
UnitedHealth Group, Inc. 3.38%, 4/15/2027	220,000	211,484
		3,364,442
Health Care REITs — 0.6%
Healthcare Realty Holdings LP
3.10%, 2/15/2030	469,000	403,674
2.00%, 3/15/2031	429,000	336,290
Healthpeak OP LLC 2.13%, 12/1/2028	470,000	408,713
Physicians Realty LP 2.63%, 11/1/2031	409,000	332,978
Sabra Health Care LP 3.20%, 12/1/2031	1,040,000	843,220
Ventas Realty LP
3.50%, 2/1/2025	110,000	107,780
4.13%, 1/15/2026	45,000	43,791
3.25%, 10/15/2026	529,000	499,399
Welltower OP LLC 2.75%, 1/15/2032	904,000	752,013
		3,727,858
Hotels, Restaurants & Leisure — 0.2%
Expedia Group, Inc. 3.25%, 2/15/2030	1,255,000	1,118,043
Industrial REITs — 0.1%
Prologis LP 4.75%, 6/15/2033	707,000	685,554
Insurance — 0.8%
Aon North America, Inc. 5.45%, 3/1/2034	800,000	800,506
Athene Global Funding 2.72%, 1/7/2029 (a)	1,054,000	916,578
CNO Global Funding
1.75%, 10/7/2026 (a)	531,000	479,033
2.65%, 1/6/2029 (a)	200,000	172,878
F&G Global Funding 2.30%, 4/11/2027 (a)	1,004,000	898,936
Five Corners Funding Trust II 2.85%, 5/15/2030 (a)	400,000	346,730
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
Guardian Life Global Funding 0.88%, 12/10/2025 (a)	512,000	473,401
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	389,000	381,344
Marsh & McLennan Cos., Inc. 3.88%, 3/15/2024	30,000	29,983
Principal Financial Group, Inc.
3.10%, 11/15/2026	20,000	18,963
3.70%, 5/15/2029	30,000	27,986
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	650,000	667,297
		5,213,635
Leisure Products — 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	592,000	542,535
Media — 0.7%
Charter Communications Operating LLC 4.91%, 7/23/2025	1,614,000	1,591,667
Comcast Corp. 4.15%, 10/15/2028	1,244,000	1,206,798
Discovery Communications LLC 3.95%, 3/20/2028	1,452,000	1,359,391
Paramount Global 2.90%, 1/15/2027	246,000	221,643
Time Warner Cable Enterprises LLC 8.38%, 7/15/2033	346,000	383,987
		4,763,486
Metals & Mining — 0.2%
Glencore Funding LLC (Australia)
2.50%, 9/1/2030 (a)	260,000	220,083
2.85%, 4/27/2031 (a)	650,000	553,871
Steel Dynamics, Inc. 1.65%, 10/15/2027	324,000	287,448
		1,061,402
Multi-Utilities — 0.4%
Ameren Corp. 5.00%, 1/15/2029	650,000	644,477
CenterPoint Energy, Inc. 1.45%, 6/1/2026	288,000	265,281
CMS Energy Corp. 2.95%, 2/15/2027	170,000	157,832
Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	10,000	9,502
Consumers Energy Co. 4.63%, 5/15/2033	300,000	289,839
NiSource, Inc. 5.25%, 3/30/2028	366,000	367,612
PG&E Energy Recovery Funding LLC Series A-2, 2.28%, 1/15/2036	225,000	175,481
Public Service Enterprise Group, Inc. 1.60%, 8/15/2030	300,000	241,115
Puget Energy, Inc. 2.38%, 6/15/2028	234,000	207,886
		2,359,025
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Office REITs — 0.3%
Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	883,000	777,364
COPT Defense Properties LP 2.00%, 1/15/2029	457,000	378,509
Kilroy Realty LP 2.65%, 11/15/2033	1,092,000	795,158
		1,951,031
Oil, Gas & Consumable Fuels — 1.9%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (a)	222,000	204,472
APA Infrastructure Ltd. (Australia) 4.25%, 7/15/2027 (a)	624,000	608,946
BP Capital Markets America, Inc. 2.72%, 1/12/2032	100,000	84,853
Cameron LNG LLC 2.90%, 7/15/2031 (a)	146,000	125,779
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	272,000	271,993
Columbia Pipelines Holding Co. LLC 5.68%, 1/15/2034 (a)	84,000	82,382
Coterra Energy, Inc. 3.90%, 5/15/2027	724,000	696,275
Eastern Energy Gas Holdings LLC Series A, 2.50%, 11/15/2024	650,000	636,245
Ecopetrol SA (Colombia) 5.38%, 6/26/2026	795,000	782,359
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	799,000	808,014
Energy Transfer LP
5.95%, 12/1/2025	446,000	448,679
4.40%, 3/15/2027	400,000	389,826
5.50%, 6/1/2027	244,000	244,836
Enterprise Products Operating LLC 3.95%, 2/15/2027	392,000	382,522
Flex Intermediate Holdco LLC 3.36%, 6/30/2031 (a)	1,816,000	1,476,560
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (a)	312,000	296,823
3.45%, 10/15/2027 (a)	637,000	593,431
HF Sinclair Corp. 5.88%, 4/1/2026	600,000	601,854
MPLX LP
4.13%, 3/1/2027	458,000	444,098
4.25%, 12/1/2027	118,000	114,202
2.65%, 8/15/2030	300,000	255,427
5.00%, 3/1/2033	350,000	334,779
NGPL PipeCo LLC 3.25%, 7/15/2031 (a)	471,000	401,901
Ovintiv, Inc. 5.38%, 1/1/2026	420,000	417,965
Pioneer Natural Resources Co. 1.90%, 8/15/2030	400,000	333,195
Plains All American Pipeline LP
4.65%, 10/15/2025	357,000	352,318
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	15

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
3.55%, 12/15/2029	300,000	272,184
Sabine Pass Liquefaction LLC 4.50%, 5/15/2030	550,000	526,302
Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	216,000	224,870
Targa Resources Partners LP 4.00%, 1/15/2032	253,000	225,766
		12,638,856
Passenger Airlines — 0.0% ^
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	102,068	100,557
Pharmaceuticals — 0.3%
Astrazeneca Finance LLC (United Kingdom) 5.00%, 2/26/2034	345,000	346,158
Bristol-Myers Squibb Co.
3.40%, 7/26/2029	30,000	27,973
5.20%, 2/22/2034	787,000	793,394
Takeda Pharmaceutical Co. Ltd. (Japan) 2.05%, 3/31/2030	600,000	504,996
		1,672,521
Real Estate Management & Development — 0.1%
Mitsui Fudosan Co. Ltd. (Japan) 3.65%, 7/20/2027 (a)	519,000	494,165
Ontario Teachers' Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (a)	325,000	306,228
		800,393
Residential REITs — 0.3%
Essex Portfolio LP 1.65%, 1/15/2031	679,000	530,790
Mid-America Apartments LP 1.70%, 2/15/2031	487,000	388,080
UDR, Inc.
3.20%, 1/15/2030	260,000	232,553
2.10%, 8/1/2032	266,000	205,660
2.10%, 6/15/2033	1,150,000	869,994
		2,227,077
Retail REITs — 0.5%
Brixmor Operating Partnership LP
3.85%, 2/1/2025	375,000	367,843
2.25%, 4/1/2028	186,000	164,565
2.50%, 8/16/2031	440,000	358,290
NNN REIT, Inc.
3.60%, 12/15/2026	247,000	235,098
4.30%, 10/15/2028	870,000	835,434
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Retail REITs — continued
Realty Income Corp. 4.13%, 10/15/2026	200,000	194,706
Regency Centers LP
2.95%, 9/15/2029	300,000	265,556
3.70%, 6/15/2030	350,000	319,066
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	350,000	343,053
SITE Centers Corp. 3.63%, 2/1/2025	100,000	98,380
		3,181,991
Semiconductors & Semiconductor Equipment — 0.4%
Broadcom, Inc.
4.11%, 9/15/2028	792,000	759,343
3.14%, 11/15/2035 (a)	200,000	158,757
KLA Corp. 4.70%, 2/1/2034	178,000	173,315
Marvell Technology, Inc. 2.95%, 4/15/2031	422,000	361,697
NXP BV (China) 2.50%, 5/11/2031	1,058,000	873,294
		2,326,406
Software — 0.3%
Oracle Corp.
2.65%, 7/15/2026	60,000	56,512
4.50%, 5/6/2028	295,000	289,285
2.88%, 3/25/2031	502,000	432,937
6.50%, 4/15/2038	50,000	53,439
Roper Technologies, Inc.
3.80%, 12/15/2026	427,000	412,955
1.40%, 9/15/2027	200,000	176,853
Workday, Inc. 3.50%, 4/1/2027	300,000	285,862
		1,707,843
Specialized REITs — 0.6%
American Tower Corp. 1.45%, 9/15/2026	1,678,000	1,525,194
Crown Castle, Inc. 4.45%, 2/15/2026	578,000	567,149
Equinix, Inc. 2.90%, 11/18/2026	605,000	569,579
Extra Space Storage LP
2.20%, 10/15/2030	1,010,000	825,713
2.35%, 3/15/2032	467,000	370,488
		3,858,123
Specialty Retail — 0.2%
AutoZone, Inc. 1.65%, 1/15/2031	565,000	449,552
Lowe's Cos., Inc.
3.75%, 4/1/2032	320,000	290,774
5.15%, 7/1/2033	200,000	199,124
O'Reilly Automotive, Inc.
5.75%, 11/20/2026	195,000	197,759
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Specialty Retail — continued
3.60%, 9/1/2027	203,000	193,382
1.75%, 3/15/2031	200,000	160,301
		1,490,892
Tobacco — 0.3%
Altria Group, Inc. 2.45%, 2/4/2032	832,000	666,340
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	516,000	509,911
2.26%, 3/25/2028	816,000	722,096
		1,898,347
Trading Companies & Distributors — 0.3%
Air Lease Corp.
1.88%, 8/15/2026	345,000	316,800
3.63%, 4/1/2027	757,000	711,283
Aviation Capital Group LLC 5.50%, 12/15/2024 (a)	422,000	419,969
BOC Aviation Ltd. (China) 3.50%, 10/10/2024 (a)	200,000	197,318
		1,645,370
Water Utilities — 0.1%
American Water Capital Corp.
3.85%, 3/1/2024	20,000	20,000
5.15%, 3/1/2034	800,000	793,361
		813,361
Wireless Telecommunication Services — 0.3%
Rogers Communications, Inc. (Canada) 3.80%, 3/15/2032	774,000	687,867
T-Mobile USA, Inc.
4.95%, 3/15/2028	440,000	437,444
3.88%, 4/15/2030	1,184,000	1,099,008
		2,224,319
Total Corporate Bonds (Cost $196,098,250)		185,949,413
Mortgage-Backed Securities — 26.4%
FHLMC Gold Pools, 20 Year
Pool # C91030, 5.50%, 5/1/2027	15,760	15,737
Pool # C91802, 3.50%, 1/1/2035	1,874,456	1,776,013
FHLMC Gold Pools, 30 Year
Pool # A15232, 5.00%, 10/1/2033	89,162	88,603
Pool # A57681, 6.00%, 12/1/2036	573	592
Pool # G06493, 4.50%, 5/1/2041	374,585	365,880
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	1,000,000	873,857
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # U90690, 3.50%, 6/1/2042	392,219	353,535
FHLMC UMBS, 30 Year
Pool # ZM6956, 4.50%, 6/1/2048	762,353	735,286
Pool # RA5276, 2.50%, 5/1/2051	3,874,214	3,217,539
Pool # QC3244, 3.00%, 6/1/2051	2,480,481	2,131,968
Pool # QC7410, 2.50%, 9/1/2051	1,518,918	1,263,171
Pool # RA5906, 2.50%, 9/1/2051	1,362,237	1,133,025
Pool # RA6702, 3.00%, 2/1/2052	3,425,848	2,933,545
Pool # RA7937, 5.00%, 9/1/2052	3,609,343	3,504,044
FNMA UMBS, 20 Year
Pool # MA1138, 3.50%, 8/1/2032	302,432	288,070
Pool # AP9584, 3.00%, 10/1/2032	1,448,173	1,363,456
FNMA UMBS, 30 Year
Pool # AL0045, 6.00%, 12/1/2032	130,173	133,016
Pool # 735503, 6.00%, 4/1/2035	35,121	36,140
Pool # 888460, 6.50%, 10/1/2036	226,559	236,875
Pool # 888890, 6.50%, 10/1/2037	4,981	5,214
Pool # 949320, 7.00%, 10/1/2037	19,501	20,021
Pool # 995149, 6.50%, 10/1/2038	11,647	11,871
Pool # 994410, 7.00%, 11/1/2038	125,182	128,524
Pool # AD9151, 5.00%, 8/1/2040	199,712	198,207
Pool # AE0681, 4.50%, 12/1/2040	454,699	443,497
Pool # BM3500, 4.00%, 9/1/2047	752,519	720,125
Pool # BM3499, 4.00%, 12/1/2047	966,770	907,340
Pool # BE8354, 4.00%, 3/1/2048	415,607	388,040
Pool # CA6989, 2.50%, 9/1/2050	2,170,135	1,818,173
Pool # FS5384, 2.50%, 6/1/2051	1,912,081	1,592,944
Pool # FM7957, 2.50%, 7/1/2051 (e)	3,168,341	2,640,001
Pool # FS6514, 2.50%, 9/1/2051	1,168,634	972,425
Pool # CB1878, 3.00%, 10/1/2051	2,666,839	2,297,241
Pool # CB2637, 2.50%, 1/1/2052	2,324,704	1,920,073
Pool # CB2670, 3.00%, 1/1/2052	2,158,463	1,848,513
Pool # FS5986, 2.50%, 2/1/2052	1,716,057	1,425,634
Pool # FS0882, 2.50%, 3/1/2052	865,566	722,714
Pool # CB3378, 4.00%, 4/1/2052	1,964,804	1,808,830
Pool # CB3629, 4.00%, 5/1/2052	4,531,386	4,174,627
Pool # DA4015, 6.00%, 10/1/2053	607,616	610,335
FNMA, Other
Pool # AN1247, 2.64%, 6/1/2026	1,576,000	1,495,841
Pool # AN6732, 2.83%, 5/1/2027	1,170,490	1,100,442
Pool # AN7338, 3.06%, 11/1/2027	945,055	889,837
Pool # AN7943, 3.10%, 1/1/2028	2,367,045	2,224,361
Pool # AN1161, 3.05%, 4/1/2028	932,326	871,326
Pool # BS8224, 4.10%, 5/1/2028	3,775,000	3,679,767
Pool # AN9486, 3.57%, 6/1/2028	3,680,323	3,508,565
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	17

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # AN2069, 2.35%, 8/1/2028	1,373,090	1,245,486
Pool # BL0907, 3.88%, 12/1/2028	700,000	669,766
Pool # BM4162, 3.12%, 10/1/2029 (f)	126,679	117,906
Pool # BL4333, 2.52%, 11/1/2029	1,130,075	1,008,989
Pool # BS8252, 4.36%, 4/1/2030	3,495,000	3,419,331
Pool # BM7037, 1.75%, 3/1/2032 (f)	999,096	801,657
Pool # BS5117, 2.58%, 3/1/2032	2,393,690	2,048,910
Pool # BS8503, 4.62%, 5/1/2033	1,000,000	986,287
Pool # BS2933, 1.82%, 9/1/2033	3,400,000	2,629,549
Pool # MA1125, 4.00%, 7/1/2042	507,952	478,843
Pool # MA1437, 3.50%, 5/1/2043	707,562	643,789
Pool # MA1463, 3.50%, 6/1/2043	680,482	619,146
Pool # BF0669, 4.00%, 6/1/2052	2,103,542	1,945,713
Pool # BF0230, 5.50%, 1/1/2058	3,118,817	3,183,666
Pool # BM6734, 4.00%, 8/1/2059	3,603,424	3,334,569
Pool # BF0497, 3.00%, 7/1/2060	1,756,998	1,455,587
Pool # BF0546, 2.50%, 7/1/2061	841,459	668,686
Pool # BF0617, 2.50%, 3/1/2062	2,080,271	1,653,769
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 4/25/2054 (e)	37,205,000	30,600,605
TBA, 3.00%, 4/25/2054 (e)	30,655,000	26,245,415
TBA, 5.50%, 4/25/2054 (e)	17,650,000	17,460,279
TBA, 6.00%, 4/25/2054 (e)	13,030,000	13,082,309
GNMA II, 30 Year
Pool # 4245, 6.00%, 9/20/2038	59,784	62,851
Pool # BA7567, 4.50%, 5/20/2048	635,102	605,179
Pool # BI0416, 4.50%, 11/20/2048	73,425	70,646
Pool # BM9692, 4.50%, 7/20/2049	268,152	256,857
Total Mortgage-Backed Securities (Cost $179,463,028)		174,170,630
U.S. Treasury Obligations — 20.5%
U.S. Treasury Inflation Indexed Notes 0.25%, 1/15/2025 (g)	16,687,106	16,396,306
U.S. Treasury Inflation Linked Notes
0.13%, 10/15/2025 (g)	10,266,225	9,964,387
0.13%, 4/15/2026 (g)	34,083,014	32,658,189
2.38%, 10/15/2028	44,936,408	45,987,168
1.75%, 1/15/2034	31,049,658	30,593,080
Total U.S. Treasury Obligations (Cost $135,156,005)		135,599,130
Asset-Backed Securities — 10.6%
ACM Auto Trust Series 2023-1A, Class A, 6.61%, 1/22/2030 (a)	14,967	14,976
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	263,098	255,694
Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	354,890	320,517
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	1,966,000	1,776,753
American Airlines Pass-Through Trust
Series 2016-3, Class AA, 3.00%, 10/15/2028	73,946	67,184
Series 2021-1, Class B, 3.95%, 7/11/2030	962,745	882,124
American Credit Acceptance Receivables Trust
Series 2023-2, Class A, 5.89%, 10/13/2026 (a)	165,640	165,704
Series 2023-1, Class C, 5.59%, 4/12/2029 (a)	799,000	795,272
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class B, 0.76%, 12/18/2025	193,709	192,662
Series 2021-2, Class B, 0.69%, 1/19/2027	704,000	683,180
AMSR Trust
Series 2020-SFR4, Class A, 1.36%, 11/17/2037 (a)	2,019,000	1,887,473
Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (a)	526,971	492,432
Amur Equipment Finance Receivables LLC Series 2022-1A, Class A2, 1.64%, 10/20/2027 (a)	649,269	632,876
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A, 2.33%, 8/20/2026 (a)	710,000	682,297
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	90,267	87,504
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (a)	906,660	875,842
CarMax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/2025	516,344	508,917
Series 2023-4, Class A3, 6.00%, 7/17/2028	241,000	245,425
Carvana Auto Receivables Trust
Series 2021-P3, Class A3, 0.70%, 11/10/2026	737,714	714,787
Series 2023-N1, Class A, 6.36%, 4/12/2027 (a)	519,550	520,659
Series 2022-P3, Class A3, 4.61%, 11/10/2027	245,000	242,453
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2021-P4, Class A4, 1.64%, 12/10/2027	2,700,000	2,508,289
CoreVest American Finance Trust
Series 2019-3, Class A, 2.71%, 10/15/2052 (a)	134,954	131,632
Series 2022-1, Class A, 4.74%, 6/17/2055 (a) (f)	505,064	497,421
CPS Auto Receivables Trust
Series 2023-A, Class C, 5.54%, 4/16/2029 (a)	651,000	646,376
Series 2022-C, Class B, 4.88%, 4/15/2030 (a)	2,200,000	2,188,736
Credit Acceptance Auto Loan Trust
Series 2021-3A, Class A, 1.00%, 5/15/2030 (a)	208,366	206,486
Series 2023-1A, Class B, 7.02%, 5/16/2033 (a)	2,100,000	2,126,184
DT Auto Owner Trust
Series 2022-2A, Class A, 2.88%, 6/15/2026 (a)	23,559	23,538
Series 2021-3A, Class C, 0.87%, 5/17/2027 (a)	969,838	953,491
Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	760,000	711,120
Series 2023-1A, Class C, 5.55%, 10/16/2028 (a)	1,798,000	1,788,888
Series 2023-2A, Class B, 5.41%, 2/15/2029 (a)	756,000	750,846
Exeter Automobile Receivables Trust
Series 2022-5A, Class B, 5.97%, 3/15/2027	1,392,000	1,391,165
Series 2023-5A, Class A3, 6.32%, 3/15/2027	471,000	474,769
Series 2022-4A, Class C, 4.92%, 12/15/2028	1,076,000	1,065,353
Series 2023-1A, Class D, 6.69%, 6/15/2029	243,000	245,881
FHF Trust Series 2023-1A, Class A2, 6.57%, 6/15/2028 (a)	513,126	515,549
FirstKey Homes Trust
Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (a)	1,040,452	969,753
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 (a)	600,000	541,438
Series 2021-SFR2, Class D, 2.06%, 9/17/2038 (a)	2,900,000	2,609,762
Flagship Credit Auto Trust
Series 2021-4, Class A, 0.81%, 7/17/2026 (a)	199,868	197,524
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2022-1, Class A, 1.79%, 10/15/2026 (a)	531,014	523,660
Series 2023-1, Class A2, 5.38%, 12/15/2026 (a)	102,993	102,732
Series 2023-2, Class A2, 5.76%, 4/15/2027 (a)	961,648	959,978
Series 2023-1, Class C, 5.43%, 5/15/2029 (a)	1,800,000	1,780,296
FRTKL Series 2021-SFR1, Class A, 1.57%, 9/17/2038 (a)	2,118,000	1,920,034
GLS Auto Receivables Issuer Trust Series 2021-3A, Class C, 1.11%, 9/15/2026 (a)	672,843	661,433
GM Financial Consumer Automobile Receivables Trust Series 2021-1, Class A3, 0.35%, 10/16/2025	64,690	64,064
HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (a)	112,642	99,769
Hertz Vehicle Financing LLC Series 2022-1A, Class A, 1.99%, 6/25/2026 (a)	922,000	886,366
Home Partners of America Trust Series 2022-1, Class D, 4.73%, 4/17/2039 (a)	1,153,988	1,078,419
Kubota Credit Owner Trust Series 2023-1A, Class A3, 5.02%, 6/15/2027 (a)	1,063,000	1,059,742
Lendmark Funding Trust Series 2022-1A, Class A, 5.12%, 7/20/2032 (a)	177,000	174,982
LP LMS Asset Securitization Trust Series 2023-1A, Class A, 8.18%, 10/17/2033 (a)	456,617	458,273
MVW LLC
Series 2021-2A, Class A, 1.43%, 5/20/2039 (a)	585,446	540,090
Series 2021-1WA, Class A, 1.14%, 1/22/2041 (a)	112,326	104,176
OneMain Direct Auto Receivables Trust Series 2023-1A, Class A, 5.41%, 11/14/2029 (a)	1,534,000	1,533,893
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (d)	503,604	496,157
Progress Residential Trust
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (a)	785,000	731,545
Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (a)	350,000	320,470
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	1,144,000	1,024,407
Series 2021-SFR11, Class A, 2.28%, 1/17/2039 (a)	1,995,577	1,739,303
Series 2023-SFR1, Class A, 4.30%, 3/17/2040 (a)	1,252,224	1,210,065
Series 2021-SFR9, Class E1, 2.81%, 11/17/2040 (a)	1,048,000	883,263
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	19

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (a) (d)	563,914	552,228
Santander Drive Auto Receivables Trust
Series 2022-5, Class B, 4.43%, 3/15/2027	562,000	556,706
Series 2023-1, Class B, 4.98%, 2/15/2028	440,000	437,012
Series 2023-5, Class B, 6.16%, 12/17/2029	740,000	754,261
Santander Retail Auto Lease Trust Series 2022-A, Class A3, 1.34%, 7/21/2025 (a)	431,044	425,955
SCF Equipment Leasing LLC Series 2022-2A, Class A3, 6.50%, 10/21/2030 (a)	1,780,000	1,797,905
Sierra Timeshare Receivables Funding LLC Series 2022-2A, Class A, 4.73%, 6/20/2040 (a)	70,420	69,231
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	102,939	88,815
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.97%, 9/25/2037 (a)	172,884	159,990
Toyota Auto Receivables Owner Trust
Series 2021-A, Class A3, 0.26%, 5/15/2025	169,455	168,308
Series 2020-C, Class A4, 0.57%, 10/15/2025	280,298	277,455
Series 2021-C, Class A4, 0.72%, 1/15/2027	800,000	750,764
United Airlines Pass-Through Trust
Series 2016-1, Class AA, 3.10%, 7/7/2028	698,414	639,977
Series 2016-2, Class AA, 2.88%, 10/7/2028	731,185	662,047
Series 2018-1, Class AA, 3.50%, 3/1/2030	464,372	426,210
Series 2018-1, Class A, 3.70%, 3/1/2030	776,647	696,020
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (a)	191,331	186,674
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (d)	334,325	321,479
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (d)	675,005	647,152
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (d)	661,189	610,517
VOLT XCIII LLC Series 2021-NPL2, Class A1, 4.89%, 2/27/2051 (a) (d)	561,701	544,962
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (d)	753,181	736,057
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (d)	450,160	437,147
VOLT XCVI LLC Series 2021-NPL5, Class A1, 5.12%, 3/27/2051 (a) (d)	727,095	711,335
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (d)	970,625	950,459
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Westgate Resorts LLC Series 2022-1A, Class A, 1.79%, 8/20/2036 (a)	628,249	600,892
Westlake Automobile Receivables Trust
Series 2022-3A, Class A3, 5.49%, 7/15/2026 (a)	2,196,000	2,193,436
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	806,000	768,247
Series 2023-1A, Class A3, 5.21%, 1/18/2028 (a)	450,000	448,551
Series 2023-1A, Class C, 5.74%, 8/15/2028 (a)	180,000	179,774
World Omni Auto Receivables Trust
Series 2021-A, Class A3, 0.30%, 1/15/2026	355,870	350,365
Series 2021-C, Class A3, 0.44%, 8/17/2026	370,633	359,956
Series 2023-D, Class A3, 5.79%, 2/15/2029	275,000	279,391
Total Asset-Backed Securities (Cost $72,254,967)		69,731,327
Collateralized Mortgage Obligations — 6.5%
CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019 ‡	414	244
Citigroup Mortgage Loan Trust Series 2004-HYB4, Class WA, 6.25%, 12/25/2034 (f)	6,347	6,034
Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 3A4, 5.25%, 9/25/2033	3,738	3,468
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	209	202
CSMC Trust Series 2022-JR1, Class A1, 4.27%, 10/25/2066 (a) (d)	678,235	669,541
FHLMC, REMIC
Series 3521, Class B, 4.00%, 4/15/2024	2,893	2,884
Series 3544, Class BC, 4.00%, 6/15/2024	384	382
Series 3546, Class NB, 4.00%, 6/15/2024	26,619	26,504
Series 3562, Class JC, 4.00%, 8/15/2024	27,750	27,591
Series 3563, Class BD, 4.00%, 8/15/2024	11,813	11,755
Series 3571, Class MY, 4.00%, 9/15/2024	7,412	7,373
Series 3575, Class EB, 4.00%, 9/15/2024	6,995	6,956
Series 3577, Class B, 4.00%, 9/15/2024	32,945	32,738
Series 3578, Class KB, 4.00%, 9/15/2024	4,098	4,073
Series 2989, Class TG, 5.00%, 6/15/2025	31,862	31,669
Series 2988, Class TY, 5.50%, 6/15/2025	2,146	2,135
Series 3816, Class HA, 3.50%, 11/15/2025	289,993	285,186
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 3087, Class KX, 5.50%, 12/15/2025	7,226	7,187
Series 3787, Class AY, 3.50%, 1/15/2026	111,461	109,441
Series 3794, Class LB, 3.50%, 1/15/2026	81,784	80,262
Series 3102, Class CE, 5.50%, 1/15/2026	49,140	48,874
Series 3123, Class HT, 5.00%, 3/15/2026	10,183	10,107
Series 3121, Class JD, 5.50%, 3/15/2026	4,092	4,071
Series 3150, Class EQ, 5.00%, 5/15/2026	23,191	23,007
Series 3898, Class KH, 3.50%, 6/15/2026	138,359	135,453
Series 3885, Class AC, 4.00%, 6/15/2026	24,629	24,441
Series 3911, Class B, 3.50%, 8/15/2026	148,679	145,698
Series 3959, Class PB, 3.00%, 11/15/2026	974,611	947,439
Series 3337, Class MD, 5.50%, 6/15/2027	12,108	12,058
Series 2110, Class PG, 6.00%, 1/15/2029	32,270	32,329
Series 3563, Class LB, 4.00%, 8/15/2029	5,512	5,366
Series 3653, Class B, 4.50%, 4/15/2030	51,931	51,336
Series 3824, Class EY, 3.50%, 3/15/2031	136,215	131,141
Series 2525, Class AM, 4.50%, 4/15/2032	293,602	285,416
Series 2441, Class GF, 6.50%, 4/15/2032	9,870	10,183
Series 2436, Class MC, 7.00%, 4/15/2032	4,843	4,917
Series 2760, Class KT, 4.50%, 9/15/2032	36,720	36,072
Series 2505, Class D, 5.50%, 9/15/2032	40,800	41,009
Series 2544, Class KE, 5.50%, 12/15/2032	27,372	27,555
Series 2557, Class HL, 5.30%, 1/15/2033	69,083	68,448
Series 2575, Class PE, 5.50%, 2/15/2033	21,287	21,512
Series 2586, Class WG, 4.00%, 3/15/2033	84,061	81,358
Series 2596, Class QD, 4.00%, 3/15/2033	74,334	70,745
Series 2621, Class QH, 5.00%, 5/15/2033	85,519	85,202
Series 2624, Class QH, 5.00%, 6/15/2033	103,044	102,668
Series 2648, Class BK, 5.00%, 7/15/2033	9,032	9,008
Series 4238, Class UY, 3.00%, 8/15/2033	2,070,828	1,945,444
Series 2673, Class PE, 5.50%, 9/15/2033	164,197	166,028
Series 2696, Class DG, 5.50%, 10/15/2033	154,332	156,076
Series 2725, Class TA, 4.50%, 12/15/2033	282,401	273,728
Series 2733, Class ME, 5.00%, 1/15/2034	140,793	140,323
Series 2768, Class PK, 5.00%, 3/15/2034	149,192	148,060
Series 2934, Class KG, 5.00%, 2/15/2035	110,315	110,053
Series 3077, Class TO, PO, 4/15/2035	2,037	1,996
Series 2960, Class JH, 5.50%, 4/15/2035	315,404	318,647
Series 3082, Class PW, 5.50%, 12/15/2035	23,119	23,387
Series 3084, Class BH, 5.50%, 12/15/2035	472,430	480,172
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 3098, Class KG, 5.50%, 1/15/2036	491,162	499,361
Series 3136, Class CO, PO, 4/15/2036	8,527	7,315
Series 3145, Class AJ, 5.50%, 4/15/2036	18,650	18,974
Series 3819, Class ZQ, 6.00%, 4/15/2036	331,083	341,024
Series 3200, PO, 8/15/2036	37,908	31,078
Series 3270, Class AT, 5.50%, 1/15/2037	12,668	12,819
Series 3272, Class PA, 6.00%, 2/15/2037	3,478	3,604
Series 3348, Class HT, 6.00%, 7/15/2037	32,852	34,013
Series 3501, Class A, 4.50%, 1/15/2039	87,490	83,749
Series 3508, Class PK, 4.00%, 2/15/2039	1,655	1,554
Series 3513, Class A, 4.50%, 2/15/2039	7,539	7,232
Series 3653, Class HJ, 5.00%, 4/15/2040	370,267	369,767
Series 3677, Class KB, 4.50%, 5/15/2040	641,428	622,039
Series 3677, Class PB, 4.50%, 5/15/2040	308,637	301,148
Series 3715, Class PC, 4.50%, 8/15/2040	107,762	105,754
Series 3955, Class HB, 3.00%, 12/15/2040	51,494	49,797
Series 3828, Class PU, 4.50%, 3/15/2041	38,732	37,722
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (f)	123,545	122,888
Series 3956, Class EB, 3.25%, 11/15/2041	693,467	627,938
Series 3963, Class JB, 4.50%, 11/15/2041	1,019,269	984,286
Series 4026, Class MQ, 4.00%, 4/15/2042	38,327	36,779
Series 4616, Class HP, 3.00%, 9/15/2046	941,976	831,957
Series 3688, Class GT, 7.54%, 11/15/2046 (f)	17,491	18,497
FHLMC, STRIPS Series 262, Class 35, 3.50%, 7/15/2042	415,710	384,714
FNMA, REMIC
Series 2004-44, Class KT, 6.00%, 6/25/2024	3	3
Series 2004-53, Class NC, 5.50%, 7/25/2024	145	144
Series 2010-49, Class KB, 4.00%, 5/25/2025	25,522	25,283
Series 2010-41, Class DC, 4.50%, 5/25/2025	887	880
Series 1997-57, Class PN, 5.00%, 9/18/2027	31,806	31,248
Series 2009-39, Class LB, 4.50%, 6/25/2029	39,138	38,417
Series 2009-96, Class DB, 4.00%, 11/25/2029	42,734	41,793
Series 2010-28, Class DE, 5.00%, 4/25/2030	125,108	124,905
Series 2001-63, Class TC, 6.00%, 12/25/2031	28,270	28,761
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	21

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2001-81, Class HE, 6.50%, 1/25/2032	69,049	71,109
Series 2002-75, Class GB, 5.50%, 11/25/2032	30,101	29,575
Series 2011-39, Class ZA, 6.00%, 11/25/2032	291,912	297,316
Series 2002-85, Class PE, 5.50%, 12/25/2032	23,014	23,273
Series 2003-21, Class OU, 5.50%, 3/25/2033	19,214	19,398
Series 2003-26, Class EB, 3.50%, 4/25/2033	484,873	451,125
Series 2003-23, Class CH, 5.00%, 4/25/2033	18,580	18,482
Series 2003-63, Class YB, 5.00%, 7/25/2033	64,055	63,717
Series 2003-69, Class N, 5.00%, 7/25/2033	123,096	122,483
Series 2003-80, Class QG, 5.00%, 8/25/2033	164,959	164,107
Series 2003-85, Class QD, 5.50%, 9/25/2033	66,225	66,842
Series 2003-94, Class CE, 5.00%, 10/25/2033	7,866	7,739
Series 2005-5, Class CK, 5.00%, 1/25/2035	94,033	91,834
Series 2005-29, Class WC, 4.75%, 4/25/2035	154,959	150,903
Series 2005-48, Class TD, 5.50%, 6/25/2035	163,445	165,762
Series 2005-53, Class MJ, 5.50%, 6/25/2035	154,827	156,846
Series 2005-58, Class EP, 5.50%, 7/25/2035	9,660	9,689
Series 2005-68, Class BE, 5.25%, 8/25/2035	162,320	161,844
Series 2005-68, Class PG, 5.50%, 8/25/2035	58,092	58,380
Series 2005-102, Class PG, 5.00%, 11/25/2035	213,278	212,375
Series 2005-110, Class GL, 5.50%, 12/25/2035	267,966	271,976
Series 2006-49, Class PA, 6.00%, 6/25/2036	29,513	30,353
Series 2009-19, Class PW, 4.50%, 10/25/2036	169,852	166,500
Series 2006-114, Class HE, 5.50%, 12/25/2036	202,177	204,553
Series 2007-33, Class HE, 5.50%, 4/25/2037	15,028	15,294
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2007-65, Class KI, IF, IO, 1.18%, 7/25/2037 (f)	3,518	322
Series 2007-71, Class KP, 5.50%, 7/25/2037	12,274	11,935
Series 2007-71, Class GB, 6.00%, 7/25/2037	116,961	120,992
Series 2009-86, Class OT, PO, 10/25/2037	21,721	17,771
Series 2008-72, Class BX, 5.50%, 8/25/2038	10,107	10,224
Series 2008-74, Class B, 5.50%, 9/25/2038	4,657	4,699
Series 2009-37, Class KI, IF, IO, 0.56%, 6/25/2039 (f)	2,721	132
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	6,812	1,220
Series 2009-92, Class AD, 6.00%, 11/25/2039	220,768	219,063
Series 2009-112, Class ST, IF, IO, 0.81%, 1/25/2040 (f)	48,996	4,000
Series 2010-22, Class PE, 5.00%, 3/25/2040	1,057,569	1,054,747
Series 2010-35, Class SB, IF, IO, 0.98%, 4/25/2040 (f)	19,120	1,205
Series 2010-37, Class CY, 5.00%, 4/25/2040	628,887	626,250
Series 2010-54, Class EA, 4.50%, 6/25/2040	17,652	17,118
Series 2010-64, Class DM, 5.00%, 6/25/2040	2,525	2,505
Series 2010-71, Class HJ, 5.50%, 7/25/2040	69,486	70,719
Series 2010-123, Class BP, 4.50%, 11/25/2040	1,542,787	1,512,307
Series 2011-41, Class KL, 4.00%, 5/25/2041	850,396	811,618
Series 2011-50, Class LP, 4.00%, 6/25/2041	356,517	334,157
Series 2012-137, Class CF, 5.74%, 8/25/2041 (f)	71,794	71,408
Series 2012-103, Class DA, 3.50%, 10/25/2041	7,447	7,293
Series 2012-14, Class DE, 3.50%, 3/25/2042	564,952	519,700
Series 2012-139, Class JA, 3.50%, 12/25/2042	274,769	255,467
Series 2013-104, Class CY, 5.00%, 10/25/2043	2,250,000	2,142,982
Series 2019-65, Class PA, 2.50%, 5/25/2048	200,011	177,009
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2009-96, Class CB, 4.00%, 11/25/2049	13,240	12,094
Series 2019-7, Class CA, 3.50%, 11/25/2057	2,374,461	2,224,932
FNMA, STRIPS
Series 293, Class 1, PO, 12/25/2024	17	17
Series 314, Class 1, PO, 7/25/2031	21,078	18,855
GNMA
Series 2003-29, Class PD, 5.50%, 4/16/2033	132,611	132,290
Series 2003-65, Class AP, 5.50%, 8/20/2033	44,828	44,831
Series 2003-77, Class TK, 5.00%, 9/16/2033	183,843	183,330
Series 2004-16, Class GC, 5.50%, 2/20/2034	474,999	476,637
Series 2004-54, Class BG, 5.50%, 7/20/2034	10,064	10,133
Series 2004-93, Class PD, 5.00%, 11/16/2034	277,943	276,040
Series 2004-101, Class BE, 5.00%, 11/20/2034	238,821	237,843
Series 2005-11, Class PL, 5.00%, 2/20/2035	114,390	114,158
Series 2005-26, Class XY, 5.50%, 3/20/2035	438,656	442,798
Series 2005-33, Class AY, 5.50%, 4/16/2035	111,081	111,148
Series 2005-49, Class B, 5.50%, 6/20/2035	37,891	38,261
Series 2005-51, Class DC, 5.00%, 7/20/2035	90,723	90,511
Series 2005-56, Class BD, 5.00%, 7/20/2035	14,037	13,987
Series 2006-7, Class ND, 5.50%, 8/20/2035	14,156	14,300
Series 2007-37, Class LB, 5.50%, 6/16/2037	114,094	115,378
Series 2007-79, Class BL, 5.75%, 8/20/2037	81,517	81,654
Series 2009-106, Class ST, IF, IO, 0.57%, 2/20/2038 (f)	76,742	2,957
Series 2008-7, Class PQ, 5.00%, 2/20/2038	239,081	237,260
Series 2008-9, Class PW, 5.25%, 2/20/2038	255,121	255,004
Series 2008-23, Class YA, 5.25%, 3/20/2038	59,146	59,180
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2008-35, Class NF, 5.00%, 4/20/2038	60,856	60,561
Series 2008-34, Class PG, 5.25%, 4/20/2038	70,367	70,184
Series 2008-33, Class PB, 5.50%, 4/20/2038	203,223	204,253
Series 2008-38, Class BG, 5.00%, 5/16/2038	333,781	333,121
Series 2008-43, Class NB, 5.50%, 5/20/2038	102,536	102,246
Series 2008-56, Class PX, 5.50%, 6/20/2038	198,895	197,700
Series 2008-58, Class PE, 5.50%, 7/16/2038	533,425	540,342
Series 2008-62, Class SA, IF, IO, 0.72%, 7/20/2038 (f)	1,494	15
Series 2008-76, Class US, IF, IO, 0.47%, 9/20/2038 (f)	44,445	1,233
Series 2011-97, Class WA, 6.10%, 11/20/2038 (f)	400,978	409,203
Series 2008-95, Class DS, IF, IO, 1.87%, 12/20/2038 (f)	41,385	1,277
Series 2009-14, Class AG, 4.50%, 3/20/2039	71,571	69,681
Series 2009-72, Class SM, IF, IO, 0.81%, 8/16/2039 (f)	95,323	5,542
Series 2009-61, Class AP, 4.00%, 8/20/2039	7,277	7,013
Series 2010-130, Class BD, 4.00%, 12/20/2039	226,449	219,581
Series 2010-157, Class OP, PO, 12/20/2040	69,726	57,830
Series 2014-H11, Class VA, 5.96%, 6/20/2064 (f)	905,641	901,591
Series 2015-H20, Class FA, 5.93%, 8/20/2065 (f)	1,264,455	1,259,039
Series 2015-H26, Class FG, 5.98%, 10/20/2065 (f)	890,904	882,860
GSR Mortgage Loan Trust Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	38,745	37,297
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3, 6.09%, 11/25/2033 (f)	57,130	54,377
Series 2007-A1, Class 5A5, 5.53%, 7/25/2035 (f)	17,868	17,259
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 5.95%, 4/21/2034 (f)	28,867	27,131
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	23

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 6.08%, 10/25/2028 (f)	25,126	23,319
Series 2004-B, Class A1, 5.94%, 5/25/2029 (f)	32,487	30,971
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.64%, 4/25/2034 (f)	16,286	15,852
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	7,082	6,750
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,333,012	1,214,801
Series 2017-4, Class M60C, 3.50%, 6/25/2057	1,349,668	1,227,154
Series 2017-4, Class MT, 3.50%, 6/25/2057	338,399	300,972
Series 2018-2, Class M55D, 4.00%, 11/25/2057	1,404,175	1,305,406
Series 2019-3, Class M55D, 4.00%, 10/25/2058	311,959	288,546
Series 2020-1, Class M55G, 3.00%, 8/25/2059	3,188,068	2,842,805
Seasoned Loans Structured Transaction Series 2018-2, Class A1, 3.50%, 11/25/2028	369,819	348,215
Sequoia Mortgage Trust Series 2004-11, Class A1, 6.03%, 12/20/2034 (f)	114,759	101,316
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 6.13%, 1/19/2034 (f)	70,080	65,149
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 5.61%, 12/25/2044 (f)	92,980	85,766
Vendee Mortgage Trust Series 2003-2, Class Z, 5.00%, 5/15/2033	245,000	242,547
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR11, Class A6, 5.86%, 10/25/2033 (f)	53,159	48,548
Total Collateralized Mortgage Obligations (Cost $46,703,819)		43,147,764
Commercial Mortgage-Backed Securities — 6.0%
20 Times Square Trust Series 2018-20TS, Class A, 3.10%, 5/15/2035 (a) (f)	665,141	609,951
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	1,400,000	1,349,133
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (a)	1,500,000	1,390,984
FHLMC, Multi-Family Structured Pass-Through Certificates
Series J22F, Class A2, 4.09%, 9/25/2024	53,199	52,705
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series KL3L, Class ALNZ, 3.46%, 4/25/2025 (f)	2,000,000	1,956,284
Series KLU2, Class A7, 2.23%, 9/25/2025 (f)	334,333	319,203
Series K737, Class AM, 2.10%, 10/25/2026	3,110,000	2,898,390
Series K072, Class A2, 3.44%, 12/25/2027	473,000	452,053
Series K083, Class A2, 4.05%, 9/25/2028 (f)	594,000	577,384
Series KJ44, Class A2, 4.61%, 2/25/2033	1,900,000	1,849,079
Series K145, Class AM, 2.58%, 6/25/2055	880,000	749,133
FNMA ACES
Series 2014-M8, Class A2, 3.06%, 6/25/2024 (f)	1,732,535	1,719,523
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (f)	921,096	880,931
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (f)	1,159,416	1,104,395
Series 2017-M12, Class A2, 3.06%, 6/25/2027 (f)	2,654,988	2,527,213
Series 2017-M13, Class A2, 2.93%, 9/25/2027 (f)	353,515	333,114
Series 2018-M2, Class A2, 2.91%, 1/25/2028 (f)	3,045,862	2,865,560
Series 2018-M4, Class A2, 3.06%, 3/25/2028 (f)	1,829,406	1,725,875
Series 2018-M9, Class APT2, 3.10%, 4/25/2028 (f)	2,371,580	2,235,984
Series 2018-M14, Class A2, 3.58%, 8/25/2028 (f)	380,763	364,350
Series 2017-M5, Class A2, 3.07%, 4/25/2029 (f)	2,444,788	2,275,774
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (f)	1,141,271	1,051,087
Series 2020-M50, Class A2, 1.20%, 10/25/2030	374,104	336,485
Series 2020-M50, Class X1, IO, 1.82%, 10/25/2030 (f)	5,503,095	328,398
Series 2021-M11, Class A2, 1.46%, 3/25/2031 (f)	1,517,000	1,217,705
Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (f)	5,000,000	4,019,415
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	11,304	10,985
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (f)	324,560	25,927
FREMF Mortgage Trust Series 2015-K44, Class B, 3.72%, 1/25/2048 (a) (f)	1,500,000	1,466,888
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Morgan Stanley Capital I Trust Series 2021-PLZA, Class A, 2.57%, 11/9/2043 (a)	1,958,000	1,394,950
MRCD MARK Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	300,000	261,750
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (a)	1,770,000	1,451,109
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	27,444	25,200
Total Commercial Mortgage-Backed Securities (Cost $42,779,797)		39,826,917
Foreign Government Securities — 0.2%
Republic of Colombia 7.38%, 9/18/2037	300,000	294,438
United Mexican States
4.13%, 1/21/2026	332,000	324,779
2.66%, 5/24/2031	1,000,000	829,230
Total Foreign Government Securities (Cost $1,660,040)		1,448,447
	SHARES
Short-Term Investments — 15.3%
Investment Companies — 15.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (h) (i) (Cost $100,751,153)	100,700,827	100,751,178
Total Investments — 113.6% (Cost $774,867,059)		750,624,806
Liabilities in Excess of Other Assets — (13.6)%		(89,674,597)
NET ASSETS — 100.0%		660,950,209

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $3,523,433 or 0.53% of the
Fund’s net assets as of February 29, 2024.

(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	577	06/18/2024	USD	63,758,500	194,589
U.S. Treasury 10 Year Ultra Note	17	06/18/2024	USD	1,941,984	12,316
U.S. Treasury 5 Year Note	592	06/28/2024	USD	63,348,625	150,567
					357,472
Short Contracts
U.S. Treasury Long Bond	(53)	06/18/2024	USD	(6,320,250)	(60,051)
U.S. Treasury Ultra Bond	(109)	06/18/2024	USD	(13,952,000)	(154,226)
U.S. Treasury 2 Year Note	(60)	06/28/2024	USD	(12,289,219)	(12,960)
					(227,237)
					130,235

Abbreviations
USD	United States Dollar
Centrally Cleared Inflation-linked swap contracts outstanding as of February 29, 2024 :

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.17% at termination	Receive	1/12/2027	USD17,725,000	—	98,199	98,199
CPI-U at termination	2.25% at termination	Receive	2/8/2027	USD79,054,000	—	339,860	339,860
CPI-U at termination	2.33% at termination	Receive	12/18/2028	USD5,054,000	—	18,447	18,447
CPI-U at termination	2.34% at termination	Receive	1/5/2029	USD3,957,000	—	14,645	14,645
CPI-U at termination	2.36% at termination	Receive	12/4/2028	USD2,948,000	—	6,009	6,009
CPI-U at termination	2.42% at termination	Receive	3/1/2027	USD36,921,000	(45,333)	47,823	2,490
CPI-U at termination	2.43% at termination	Receive	3/1/2026	USD67,258,000	(135,037)	147,477	12,440
CPI-U at termination	2.44% at termination	Receive	2/28/2029	USD81,520,000	63,216	12,197	75,413
CPI-U at termination	2.45% at termination	Receive	2/28/2029	USD35,269,000	(11,865)	26,760	14,895
CPI-U at termination	2.45% at termination	Receive	2/6/2034	USD1,033,000	—	5,097	5,097
CPI-U at termination	2.48% at termination	Receive	2/2/2034	USD5,213,000	—	16,160	16,160
CPI-U at termination	2.50% at termination	Receive	2/28/2034	USD35,255,000	32,007	16,399	48,406
					(97,012)	749,073	652,061
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	February 29, 2024

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.43% at termination	Receive	11/17/2028	USD1,001,000	—	(979)	(979)
CPI-U at termination	2.47% at termination	Receive	11/15/2028	USD23,835,000	—	(62,940)	(62,940)
CPI-U at termination	2.56% at termination	Receive	11/6/2028	USD4,090,000	—	(26,013)	(26,013)
CPI-U at termination	2.59% at termination	Receive	7/11/2033	USD20,704,000	18,447	(125,845)	(107,398)
CPI-U at termination	2.62% at termination	Receive	11/2/2030	USD5,989,000	(7,535)	(53,614)	(61,149)
CPI-U at termination	2.62% at termination	Receive	8/4/2033	USD30,069,000	12,011	(236,231)	(224,220)
CPI-U at termination	2.63% at termination	Receive	8/2/2033	USD2,736,000	5,880	(28,505)	(22,625)
CPI-U at termination	2.63% at termination	Receive	8/4/2033	USD1,000,000	—	(8,117)	(8,117)
CPI-U at termination	2.64% at termination	Receive	7/31/2033	USD1,096,000	—	(9,422)	(9,422)
CPI-U at termination	2.64% at termination	Receive	8/2/2033	USD10,689,000	—	(96,395)	(96,395)
CPI-U at termination	2.70% at termination	Receive	10/23/2033	USD33,616,000	(60,339)	(512,726)	(573,065)
					(31,536)	(1,160,787)	(1,192,323)
					(128,548)	(411,714)	(540,262)

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a) Value of floating rate index at February 29, 2024 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	3.10%
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 29, 2024:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.IG.41-V1	1.00	Quarterly	12/20/2028	0.52	USD 100,346,000	(1,508,881)	(762,387)	(2,271,268)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	27

JPMorgan Realty Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.1%
Apartments — 13.1%
American Homes 4 Rent, Class A, REIT	190,839	7,062,952
Apartment Income REIT Corp., REIT	244,975	7,427,642
Equity Residential, REIT	274,335	16,517,710
Sun Communities, Inc., REIT	57,199	7,650,938
UDR, Inc., REIT	118,904	4,221,092
		42,880,334
Diversified — 31.6%
American Tower Corp., REIT	169,120	33,631,203
Digital Realty Trust, Inc., REIT	163,782	24,044,835
Equinix, Inc., REIT	31,037	27,586,306
SBA Communications Corp., REIT	63,203	13,223,964
Weyerhaeuser Co., REIT	153,325	5,271,314
		103,757,622
Health Care — 15.8%
CareTrust REIT, Inc., REIT	153,641	3,466,141
Healthcare Realty Trust, Inc., REIT	516,703	7,120,167
Sabra Health Care REIT, Inc., REIT	443,769	6,159,514
Ventas, Inc., REIT	368,575	15,587,037
Welltower, Inc., REIT	209,534	19,310,653
		51,643,512
Hotels — 2.0%
DiamondRock Hospitality Co., REIT	197,848	1,859,771
Host Hotels & Resorts, Inc., REIT	231,380	4,798,821
		6,658,592
Industrial — 13.0%
Americold Realty Trust, Inc., REIT	304,709	7,709,138
Prologis, Inc., REIT	198,848	26,500,473
Rexford Industrial Realty, Inc., REIT	167,513	8,523,061
		42,732,672
Office — 4.4%
Alexandria Real Estate Equities, Inc., REIT	29,300	3,654,589
Boston Properties, Inc., REIT	105,345	6,817,929
COPT Defense Properties, REIT	165,040	3,998,919
		14,471,437
Real Estate Management & Development — 0.6%
Tricon Residential, Inc., REIT (Canada)	184,400	2,052,372
INVESTMENTS	SHARES	VALUE($)

Regional Malls — 0.5%
Macerich Co. (The), REIT	102,244	1,677,824
Shopping Centers — 6.4%
Federal Realty Investment Trust, REIT	62,907	6,344,171
Kimco Realty Corp., REIT	743,936	14,700,175
		21,044,346
Single Tenant — 4.2%
Agree Realty Corp., REIT	187,885	10,324,281
Realty Income Corp., REIT	62,264	3,244,577
		13,568,858
Storage — 5.5%
Extra Space Storage, Inc., REIT	69,139	9,746,525
Public Storage, REIT	29,146	8,273,675
		18,020,200
Total Common Stocks (Cost $293,520,133)		318,507,769
Short-Term Investments — 3.3%
Investment Companies — 3.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b) (Cost $11,027,560)	11,022,796	11,028,308
Total Investments — 100.4% (Cost $304,547,693)		329,536,077
Liabilities in Excess of Other Assets — (0.4)%		(1,457,804)
NET ASSETS — 100.0%		328,078,273

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

28	Realty Income ETF	February 29, 2024

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024

	JPMorgan Inflation Managed Bond ETF	JPMorgan Realty Income ETF
ASSETS:
Investments in non-affiliates, at value	$649,873,628	$318,507,769
Investments in affiliates, at value	100,751,178	11,028,308
Cash	—	32,830
Deposits at broker for centrally cleared swaps	40,000	—
Receivables:
Due from custodian	4,680,021	—
Investment securities sold	41,858	7,115,758
Fund shares sold	—	236,069
Interest from non-affiliates	2,928,481	—
Dividends from non-affiliates	—	491,855
Dividends from affiliates	15,004	1,642
Variation margin on futures contracts	22,787	—
Variation margin on centrally cleared swaps	325,053	—
Total Assets	758,678,010	337,414,231
LIABILITIES:
Payables:
Investment securities purchased	7,917,349	9,072,634
Investment securities purchased — delayed delivery securities	89,627,247	—
Accrued liabilities:
Investment advisory fees	9,875	95,733
Administration fees	25,739	18,333
Printing and mailing costs	65,828	79,676
Custodian and accounting fees	22,509	9,469
Other	59,254	60,113
Total Liabilities	97,727,801	9,335,958
Net Assets	$660,950,209	$328,078,273
NET ASSETS:
Paid-in-Capital	$748,060,830	$351,481,412
Total distributable earnings (loss)	(87,110,621)	(23,403,139)
Total Net Assets	$660,950,209	$328,078,273
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	14,243,210	7,522,859
Net asset value, per share	$46.40	$43.61
Cost of investments in non-affiliates	$674,115,906	$293,520,133
Cost of investments in affiliates	100,751,153	11,027,560
Net upfront receipts on centrally cleared swaps	(1,637,429)	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	29

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024

	JPMorgan Inflation Managed Bond ETF	JPMorgan Realty Income ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$21,288,829	$—
Interest income from affiliates	1,288	111
Dividend income from non-affiliates	—	11,564,814
Dividend income from affiliates	516,957	574,622
Income from securities lending (net) (See Note 2.D.)	—	8,773
Total investment income	21,807,074	12,148,320
EXPENSES:
Investment advisory fees	1,527,178	2,225,673
Administration fees	409,066	278,210
Custodian and accounting fees	86,497	5,594
Interest expense to non-affiliates	70	—
Interest expense to affiliates	4,848	—
Professional fees	91,555	62,247
Trustees’ and Chief Compliance Officer’s fees	26,634	25,999
Printing and mailing costs	5,999	47,101
Registration and filing fees	25,776	16,641
Other	11,088	9,050
Total expenses	2,188,711	2,670,515
Less fees waived	(14,908)	(15,380)
Less expense reimbursements	(821,912)	(818,305)
Net expenses	1,351,891	1,836,830
Net investment income (loss)	20,455,183	10,311,490
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(20,476,777)	(30,395,365)
Investments in affiliates	1,499	425
In-kind redemptions of investments in non-affiliates (See Note 4)	(1,802,263)	45,138,866
Futures contracts	(2,812,090)	—
Swaps	412,076	—
Net realized gain (loss)	(24,677,555)	14,743,926
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	34,462,292	(10,240,554)
Investments in affiliates	(2,407)	987
Futures contracts	(11,328)	—
Swaps	(3,426,361)	—
Change in net unrealized appreciation/depreciation	31,022,196	(10,239,567)
Net realized/unrealized gains (losses)	6,344,641	4,504,359
Change in net assets resulting from operations	$26,799,824	$14,815,849
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	February 29, 2024

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023 (a)	Year Ended February 29, 2024	Year Ended February 28, 2023 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,455,183	$33,443,609	$10,311,490	$18,195,067
Net realized gain (loss)	(24,677,555)	(37,445,587)	14,743,926	318,623,424
Change in net unrealized appreciation/depreciation	31,022,196	(71,525,471)	(10,239,567)	(488,183,699)
Change in net assets resulting from operations	26,799,824	(75,527,449)	14,815,849	(151,365,208)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(20,130,287)	(35,607,004)	(13,660,855)	(209,509,368)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(250,326,185)	(151,417,047)	(182,630,956)	(671,849,490)
NET ASSETS:
Change in net assets	(243,656,648)	(262,551,500)	(181,475,962)	(1,032,724,066)
Beginning of period	904,606,857	1,167,158,357	509,554,235	1,542,278,301
End of period	$660,950,209	$904,606,857	$328,078,273	$509,554,235

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023(a)	Year Ended February 29, 2024	Year Ended February 28, 2023(b)
CAPITAL TRANSACTIONS: (c) (d)
Proceeds from shares issued	$227,217,150	$143,694,884	$30,379,220	$85,385,444
Distributions reinvested	—	2,379,990	—	116,182,036
Cost of shares redeemed	(477,543,335)	(280,551,196)	(213,010,176)	(771,368,525)
Redemptions in-kind (See Note 9)	—	—	—	(231,616,311)
Change in net assets resulting from capital transactions	(250,326,185)	(134,476,322)	(182,630,956)	(801,417,356)
Class A
Proceeds from shares issued	—	327,168	—	556,975
Distributions reinvested	—	112,969	—	2,660,213
Cost of shares redeemed	—	(4,796,467)	—	(3,873,369)
Change in net assets resulting from Class A capital transactions	—	(4,356,330)	—	(656,181)
Class C
Proceeds from shares issued	—	368,640	—	112,851
Distributions reinvested	—	12,667	—	425,744
Cost of shares redeemed	—	(394,486)	—	(405,113)
Change in net assets resulting from Class C capital transactions	—	(13,179)	—	133,482
Class I
Proceeds from shares issued	—	8,724,880	—	129,926,978
Distributions reinvested	—	477,895	—	13,727,046
Cost of shares redeemed	—	(18,917,128)	—	(3,968,685)
Change in net assets resulting from Class I capital transactions	—	(9,714,353)	—	139,685,339
Class L
Proceeds from shares issued	—	—	—	454,227
Distributions reinvested	—	—	—	3,503,082
Cost of shares redeemed	—	—	—	(8,909,073)
Change in net assets resulting from Class L capital transactions	—	—	—	(4,951,764)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023(a)	Year Ended February 29, 2024	Year Ended February 28, 2023(b)
CAPITAL TRANSACTIONS: (c) (d) (continued)
Class R5
Proceeds from shares issued	$—	$218,011	$—	$290,370
Distributions reinvested	—	6,602	—	1,343,475
Cost of shares redeemed	—	(3,081,476)	—	(6,276,855)
Change in net assets resulting from Class R5 capital transactions	—	(2,856,863)	—	(4,643,010)
Total change in net assets resulting from capital transactions	$(250,326,185)	$(151,417,047)	$(182,630,956)	$(671,849,490)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	33

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023(a)	Year Ended February 29, 2024	Year Ended February 28, 2023(b)
SHARE TRANSACTIONS: (c) (d)
Issued	4,900,000	2,978,252	725,000	1,646,419
Reinvested	—	47,051	—	2,310,713
Redeemed	(10,200,000)	(5,844,105)	(5,000,000)	(15,158,501)
Redemptions in-kind (See Note 9)	—	—	—	(3,574,267)
Change in Shares	(5,300,000)	(2,818,802)	(4,275,000)	(14,775,636)
Class A
Issued	—	6,350	—	8,864
Reinvested	—	2,233	—	53,046
Redeemed	—	(94,521)	—	(73,337)
Change in Class A Shares	—	(85,938)	—	(11,427)
Class C
Issued	—	7,128	—	1,671
Reinvested	—	250	—	8,495
Redeemed	—	(7,815)	—	(7,226)
Change in Class C Shares	—	(437)	—	2,940
Class I
Issued	—	170,457	—	1,964,395
Reinvested	—	9,449	—	274,216
Redeemed	—	(372,698)	—	(69,363)
Change in Class I Shares	—	(192,792)	—	2,169,248
Class L
Issued	—	—	—	6,979
Reinvested	—	—	—	69,818
Redeemed	—	—	—	(170,346)
Change in Class L Shares	—	—	—	(93,549)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023(a)	Year Ended February 29, 2024	Year Ended February 28, 2023(b)
SHARE TRANSACTIONS: (c) (d) (continued)
Class R5
Issued	—	4,219	—	4,497
Reinvested	—	131	—	26,820
Redeemed	—	(61,097)	—	(120,979)
Change in Class R5 Shares	—	(56,747)	—	(89,662)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan Inflation Managed Bond ETF(f)
Year Ended February 29, 2024	$46.29	$1.74	$0.01	$1.75	$(1.64)	$—	$(1.64)	$46.40
Year Ended February 28, 2023	51.43	1.63	(5.05)	(3.42)	(1.58)	(0.14)	(1.72)	46.29
Year Ended February 28, 2022	50.58	1.27	0.85	2.12	(1.27)	—	(1.27)	51.43
Year Ended February 28, 2021	49.26	0.94	1.32	2.26	(0.94)	—	(0.94)	50.58
Year Ended February 29, 2020	47.33	1.27	1.93	3.20	(1.27)	—	(1.27)	49.26
JPMorgan Realty Income ETF(g)
Year Ended February 29, 2024	43.19	1.16	0.73	1.89	(1.47)	—	(1.47)	43.61
Year Ended February 28, 2023	62.71	0.98 (h)	(9.14)	(8.16)	(0.76)	(10.60)	(11.36)	43.19
Year Ended February 28, 2022	54.76	0.64	13.05	13.69	(0.80)	(4.94)	(5.74)	62.71
Year Ended February 28, 2021	54.40	0.84	1.89	2.73	(0.72)	(1.65)	(2.37)	54.76
Year Ended February 29, 2020	54.92	1.12	3.53	4.65	(1.20)	(3.97)	(5.17)	54.40

(a)
Per Share amounts reflect the conversion of the JPMorgan Inflation Managed Bond Fund into the JPMorgan Inflation Managed Bond ETF as of the close of business on April 8, 2022 and the conversion of the JPMorgan Realty Income Fund into the JPMorgan Realty Income ETF as of the close of business on May 20,
2022. See Note 1.

(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in a
reorganization that occurred as of the close of business on April 8, 2022. Market price returns are calculated using the official closing price of the JPMorgan
Inflation Managed Bond ETF on the listing exchange as of the time that the JPMorgan Inflation Managed Bond ETF's NAV is calculated. Prior to the JPMorgan
Inflation Managed Bond ETF's listing on April, 11, 2022, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(e)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Market price returns are calculated using the official closing price of the JPMorgan Realty Income ETF on the listing exchange as of the time that the JPMorgan Realty Income ETF's NAV is calculated. Prior to the JPMorgan Realty Income ETF's listing on May 23, 2022, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(f)
JPMorgan Inflation Managed Bond ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in
a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period March 1, 2017 up through the reorganization.

(g)
JPMorgan Realty Income ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the
Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period
September 1, 2017 up through the reorganization.

(h)
Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.81 and the net investment income (loss) ratio would have been 1.59%,

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	Ratios/Supplemental data
				Ratios to average net assets
Market price, end of period	Total return (c)	Market price total return (d)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$46.47	3.86%	3.86%	$660,950,209	0.25%	3.75%	0.40%	60%
46.36	(6.73)	(6.59)	904,606,857	0.26	3.38	0.41	107
51.43	4.23	4.23	897,545,065	0.34	2.49	0.39	159
50.58	4.70	4.70	1,172,320,983	0.34	1.93	0.38	89
49.26	6.84	6.84	1,169,195,274	0.42	2.62	0.44	146

43.56	4.54	4.28	328,078,273	0.50	2.78	0.72	96
43.25	(13.43)	(13.31)	509,554,235	0.55	1.93 (h)	0.72	84
62.71	24.69	24.69	1,450,453,154	0.68	0.98	0.70	59
54.76	5.38	5.38	1,663,701,422	0.68	1.67	0.70	90
54.40	8.23	8.23	1,289,280,883	0.68	1.92	0.76	71
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Inflation Managed Bond ETF	Diversified
JPMorgan Realty Income ETF	Non-Diversified
Pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees (the “Board”) of the applicable mutual fund trust, the following mutual funds (each, an “Acquired Fund” and collectively the “Acquired Funds”) were each reorganized into a newly created exchange-traded fund (each, a “Reorganization”) as of the close of business on the dates noted below (each, a “Closing Date”):
Acquired Fund	Fund	Closing Date
JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF	April 8, 2022
JPMorgan Realty Income Fund	JPMorgan Realty Income ETF	May 20, 2022
Following its Reorganization, each Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the new Fund. In connection with each Reorganization, each shareholder of an Acquired Fund (except as noted below) received shares of the surviving Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of an Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Funds shares liquidated, and such shareholders received cash equal in value to their Acquired Funds shares, which cash payment might have been taxable. Shareholders of an Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the applicable Reorganization had their Acquired Fund shares exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. Each Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as its Acquired Fund. Effective as of the close of business on its Closing Date, each Acquired Fund ceased operations in connection with the consummation of its Reorganization.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Costs incurred by the Funds and the Acquired Funds associated with each Reorganization (including the legal costs associated with each Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by each Fund or Acquired Fund associated with each Reorganization, including any brokerage fees and expenses incurred by the Fund or Acquired Fund related to the disposition and acquisition of assets as part of each Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Funds and the Acquired Funds. The management fee of each Fund is the same as the management fee of the corresponding Acquired Fund. The total annual fund operating expenses of each Fund is expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with the Funds for a term ending July 31, 2026. Each Reorganization did not result in the material change to the Acquired Funds' portfolio holdings. There are no material differences in accounting policies of the Acquired Funds as compared to those of the Funds. Each Fund did not purchase or sell securities following its Reorganization for purposes of realigning its investment portfolio. Accordingly, each Reorganization of an Acquired Fund did not affect the corresponding Fund’s portfolio turnover ratios for the year ended February 29, 2024.
The investment objective of JPMorgan Inflation Managed Bond ETF ("Inflation Managed Bond ETF") is to seek to maximize inflation protected total return.
The investment objective of JPMorgan Realty Income ETF ("Realty Income ETF") is to seek to provide high total investment return through a combination of capital appreciation and current income.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Inflation Managed Bond ETF	Cboe BZX Exchange, Inc.
Realty Income ETF	NYSE Arca, Inc.
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).

38	J.P. Morgan Exchange-Traded Funds	February 29, 2024

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board, which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Inflation Managed Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$68,668,212	$1,063,115	$69,731,327
Collateralized Mortgage Obligations	—	43,147,520	244	43,147,764
Commercial Mortgage-Backed Securities	—	39,826,917	—	39,826,917
Corporate Bonds	—	185,949,413	—	185,949,413
Foreign Government Securities	—	1,448,447	—	1,448,447
Mortgage-Backed Securities	—	174,170,630	—	174,170,630
U.S. Treasury Obligations	—	135,599,130	—	135,599,130
Short-Term Investments
Investment Companies	100,751,178	—	—	100,751,178
Total Investments in Securities	$100,751,178	$648,810,269	$1,063,359	$750,624,806
Appreciation in Other Financial Instruments
Futures Contracts	$357,472	$—	$—	$357,472
Swaps	—	749,073	—	749,073
Depreciation in Other Financial Instruments
Futures Contracts	(227,237)	—	—	(227,237)
Swaps	—	(1,923,174)	—	(1,923,174)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$130,235	$(1,174,101)	$—	$(1,043,866)

Realty Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$329,536,077	$—	$—	$329,536,077

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 29, 2024, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

40	J.P. Morgan Exchange-Traded Funds	February 29, 2024

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments— Inflation Managed Bond ETF purchased when-issued securities, including To-Be-Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
Inflation Managed Bond ETF had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 29, 2024, which are shown as a Receivable for Investment securities sold — delayed delivery securities and/or a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statement of Assets and Liabilities. The values of these securities held at February 29, 2024 are detailed on the SOI, if any.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 29, 2024, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Realty Income ETF	$1,159
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Inflation Managed Bond ETF did not lend out any securities during the year ended February 29, 2024. Realty Income ETF did not have any securities out on loan at February 29, 2024.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
E. Investment Transactions with Affiliates— The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Inflation Managed Bond ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b)	$16,176,982	$474,860,679	$390,285,575	$1,499	$(2,407)	$100,751,178	100,700,827	$516,957	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Realty Income ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b)	$21,218,437	$131,373,568	$141,565,109	$425	$987	$11,028,308	11,022,796	$574,622	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (a) (b)	—	66,000,000	66,003,600	3,600 *	—	—	—	189,041 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	—	34,135,616	34,135,616	—	—	—	—	46,050 *	—
Total	$21,218,437	$231,509,184	$241,704,325	$4,025	$987	$11,028,308		$809,713	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
F. Derivatives—Inflation Managed Bond ETF used derivative instruments including futures contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds' risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds' ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds' net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open

42	J.P. Morgan Exchange-Traded Funds	February 29, 2024

contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes F(1) — F(3) below describe the various derivatives used by the Funds.
(1) Futures Contracts— Inflation Managed Bond ETF used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Swaps— Inflation Managed Bond ETF engaged in various swap transactions, including total return basket swaps, to manage total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is reported as Deposits at broker for centrally cleared swaps on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A, an affiliate of the Fund.
The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over-the-counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.
The Fund’s OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps

February 29, 2024	J.P. Morgan Exchange-Traded Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
Inflation Managed Bond ETF entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
Inflation-Linked Swaps
Inflation Managed Bond ETF used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.
(3) Summary of Derivatives Information—The following table presents the value of derivatives held as of February 29, 2024, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
Inflation Managed Bond ETF
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$357,472
Swaps at Value (Assets) **	652,061
Unrealized Depreciation on Futures Contracts *	(227,237)
Swaps at Value (Liabilities) **	(1,192,323)
Credit Risk Exposure:
Swaps at Value (Liabilities) **	(2,271,268)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	130,235
Swaps at Value **	(2,811,530)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

44	J.P. Morgan Exchange-Traded Funds	February 29, 2024

The following table presents the effect of derivatives on the Statements of Operations for the year ended February 29, 2024, by primary underlying risk exposure:
Inflation Managed Bond ETF
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(2,812,090)
Swap Contracts	1,237,511
Credit Exposure Risk:
Swap Contracts	(825,435)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	(11,328)
Swap Contracts	(2,841,531)
Credit Exposure Risk:
Swap Contracts	(584,830)
Derivatives Volume
The table below discloses the volume of the Fund's futures contracts and swaps activity during the year ended February 29, 2024. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
Inflation Managed Bond ETF
Futures Contracts:
Average Notional Balance Long	$172,998,439
Average Notional Balance Short	(31,563,206)
Ending Notional Balance Long	129,049,109
Ending Notional Balance Short	(32,561,469)
Interest Rate-Related Swaps (Inflation-Linked Swaps) :
Average Notional Balance - Pays Fixed Rate	430,416,385
Ending Notional Balance - Pays Fixed Rate	506,032,000
Credit Default Swaps:
Average Notional Balance - Buy Protection	69,505,385
Ending Notional Balance - Buy Protection	100,346,000
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
Inflation Managed Bond ETF invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
H. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.
I. Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 29, 2024, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Inflation Managed Bond ETF	$(1,805,528)	$324,715	$1,480,813
Realty Income ETF	38,952,107	55,938	(39,008,045)
The reclassifications for the Funds relate primarily to redemptions in-kind and tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Inflation Managed Bond ETF	0.28%
Realty Income ETF	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended February 29, 2024, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.E.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the administration fees payable to JPMIM.

46	J.P. Morgan Exchange-Traded Funds	February 29, 2024

C. Distribution Fees— The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
D. Custodian, Accounting and Transfer Agent Fees— JPMCB provides portfolio custody, accounting and transfer agency services (effective as of the Closing Date) to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. The amounts paid directly to JPMCB by the Funds for transfer agency services are included in Transfer agency fees on the Statements of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Funds for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
E. Waivers and Reimbursements—The Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.25% of Inflation Managed Bond ETF's average daily net assets and 0.50% of Realty Income ETF's average daily net assets.
The expense limitation agreement was in effect for the year ended February 29, 2024 and the contractual expense limitation is in place until at least June 30, 2025.
For the year ended February 29, 2024, the Funds' service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Reimbursements
Inflation Managed Bond ETF	$820,532
Realty Income ETF	816,952
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended February 29, 2024 were as follows:

Inflation Managed Bond ETF	$14,908
Realty Income ETF	15,380
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 29, 2024, the amount of these reimbursements were as follows:

Inflation Managed Bond ETF	$1,380
Realty Income ETF	1,353
F. Other— Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The Funds, along with certain other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	47

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 29, 2024, Inflation Managed Bond ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended February 29, 2024, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Inflation Managed Bond ETF	$218,774,318	$264,317,100	$119,540,121	$241,182,265
Realty Income ETF	358,405,449	351,677,405	—	—
For the year ended February 29, 2024, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
Inflation Managed Bond ETF	$—	$94,022,696
Realty Income ETF	29,517,094	207,326,451
During the year ended February 29, 2024, the Funds delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2024 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation Managed Bond ETF	$773,746,858	$2,583,255	$28,386,602	$(25,803,347)
Realty Income ETF	316,887,605	27,617,307	14,968,835	12,648,472
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended February 29, 2024 was as follows:
	Ordinary Income*	Total Distributions Paid
Inflation Managed Bond ETF	$20,130,287	$20,130,287
Realty Income ETF	13,660,855	13,660,855

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

48	J.P. Morgan Exchange-Traded Funds	February 29, 2024

The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Inflation Managed Bond ETF	$35,607,004	$—	$35,607,004
Realty Income ETF	36,430,149	173,079,219	209,509,368

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 29, 2024, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Inflation Managed Bond ETF	$973,219	$(59,449,115)	$(25,994,802)
Realty Income ETF	1,140,605	(34,223,068)	12,648,472
The cumulative timing differences primarily consist of tax adjustments on certain investments, post-October capital loss deferrals and wash sale loss deferrals.
At February 29, 2024, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Inflation Managed Bond ETF	$8,427,529	$51,021,586
Realty Income ETF	32,866,942	1,356,126
Net capital losses (gains) and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 29, 2024, the Funds deferred to March 1, 2024 the following net capital losses (gains) of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
Inflation Managed Bond ETF	$(4,756,917)	$7,336,614	$1,099
Realty Income ETF	(3,390,706)	6,165,587	—
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for the Funds, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	49

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 29, 2024.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2024.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate (“SOFR”). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended February 29, 2024.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 29, 2024, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Inflation Managed Bond ETF	45.5%	28.3%
Realty Income ETF	76.3	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.

50	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Fund to value accurately.
Inflation Managed Bond ETF invests in Inflation-linked debt securities which are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase.
Unlike conventional bonds, the principal and interest payments of inflation protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Inflation Managed Bond ETF is subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Inflation Managed Bond ETF is subject to credit risk. The Fund's investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Fund's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund's securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Because Realty Income ETF invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
Realty Income ETF invests in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
Since Realty Income ETF is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.
London Interbank Offered Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which

February 29, 2024	J.P. Morgan Exchange-Traded Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
9. Transfer in-Kind
On March 21, 2022, certain shareholders sold shares of the Realty Income ETF for the below given class. The portfolio securities were delivered primarily by means of redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below.
Fund	Class	Date	Value	Gain/(Loss)	Type
Realty Income ETF	R6	March 21, 2022	$231,616,311 (a)	$46,870,934	Redemption-in-kind

(a)	This amount includes cash of approximately $4,856,743 associated with the redemption in-kind.

52	J.P. Morgan Exchange-Traded Funds	February 29, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Inflation Managed Bond ETF and JPMorgan Realty Income ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Inflation Managed Bond ETF and JPMorgan Realty Income ETF (two of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 24, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	53

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-2023); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	None
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

54	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	167	None

February 29, 2024	J.P. Morgan Exchange-Traded Funds	55

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

56	J.P. Morgan Exchange-Traded Funds	February 29, 2024

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	57

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

58	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	59

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2023, and continued to hold your shares at the end of the reporting period, February 29, 2024.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Inflation Managed Bond ETF
Actual	$1,000.00	$1,027.30	$1.26	0.25%
Hypothetical	1,000.00	1,023.62	1.26	0.25
JPMorgan Realty Income ETF
Actual	1,000.00	1,056.40	2.56	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

60	J.P. Morgan Exchange-Traded Funds	February 29, 2024

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.1
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2024, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
1 Effective July 24, 2024, the J.P. Morgan Funds will implement the Tailored Shareholder Reports for Mutual Funds and Exchanged-Traded Funds Rule. This rule rescinds the currently-required statement regarding the operation and effectiveness of a fund’s Liquidity Risk Management Program from the shareholder report.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	61

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 29, 2024. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2024. The information necessary to complete your income tax returns for the calendar year ending December 31, 2024 will be provided under separate cover.
Qualified Interest Income (QII)
The Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income for the fiscal year ended February 29, 2024:
Qualified Interest Income
JPMorgan Inflation Managed Bond ETF	$18,174,643
Section 199A Income
The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended February 28, 2023.
Qualified Business Income
JPMorgan Realty Income ETF	$10,609,136
Treasury Income
The Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2024:
Income from U.S. Treasury Obligations
JPMorgan Inflation Managed Bond ETF	27.6%

62	J.P. Morgan Exchange-Traded Funds	February 29, 2024

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2024. All rights reserved. February 2024.
AN-CONVETF1-224

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report
J.P. Morgan Exchange-Traded Funds
February 29, 2024
Fund	Ticker	Listing Exchange
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	BBSA	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Aggregate Bond ETF	BBAG	NYSE Arca, Inc.
JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF	BBIP	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF	BBSB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	BBLB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF	BBIB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	BBHY	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF	BBCB	NYSE Arca, Inc.
JPMorgan USD Emerging Markets Sovereign Bond ETF	JPMB	NYSE Arca, Inc.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 15, 2024 (Unaudited)
Dear Shareholder,
Financial markets largely rallied through the final months of 2023 and into the first quarter of 2024, as leading central banks refrained from implementing further interest rate increases. Equity markets generally outperformed bond markets for the twelve months ended February 29, 2024, led by four consecutive months of net gains in U.S. equity prices.
“The global economic outlook for the year ahead remains positive and financial markets appear more resilient than a year ago.” — Brian S. Shlissel
Economic data were stronger than many economists expected in the face of elevated interest rates throughout the year. Following weak but positive economic growth in the first half of 2023, U.S. gross domestic product increased to 4.9% in the third quarter and 3.4% growth in the final quarter of the year. While the U.S. unemployment rate rose slightly during the second half of the year, it remained below 4% for the entire 12 month period and monthly job growth data frequently surpassed the consensus forecasts of economists.
Meanwhile, the U.S. Federal Reserve (the “Fed”) continued to raise interest rates through the end of summer 2023, then settled on a benchmark lending rate range of 5.25 - 5.50% through the first quarter of 2024. The European Central Bank and the Bank of England followed similar trajectories, raising interest rates at regular intervals into the third quarter of 2023 and then holding rates at those elevated levels for the remainder of the period. Notably, the Bank of Japan raised interest rates for the first time in 17 years in mid-March 2024, ending eight years of negative interest rates and setting its benchmark rate range at 0.0 to 0.1%.
The Fed and certain other leading central banks fueled investor expectations for interest rate reductions in 2024 and growing optimism that developed market economies could enjoy a “soft landing” of positive growth coupled with relatively low unemployment.
However, there remain significant risks to the macroeconomic backdrop. Slower economic growth due to the impact of higher interest rates could leave the U.S. economy more vulnerable to potential shocks from geopolitical events, natural disasters or political turmoil, particularly taking into account the upcoming U.S. presidential election. Additionally, financial markets may also come under pressure should the Fed decide not to reduce interest rates to the extent anticipated by investors. Finally, the recent run-up in U.S. equity prices could lead to increased volatility in certain sectors of the market.
The global economic outlook for the year ahead remains positive and financial markets appear to be more resilient than a year ago. Global growth is estimated at 2.9% this year and 3.0% for 2025, with a continued decline in inflation, according to the Organization for Economic Cooperation and Development’s February 2024 forecast. However, across market cycles, we believe that those investors who hold a well-diversified portfolio and a long-term view are best positioned.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 29, 2024	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)
While bond markets generally underperformed equity markets during the period, fixed income securities rallied in late 2023 as leading central banks signaled that they could begin to lower interest rates in 2024. Overall, U.S. high yield bonds (also known as junk bonds) and emerging markets debt outperformed other sectors of the bond market, and corporate debt generally outperformed U.S. Treasury bonds and other developed markets sovereign debt for the twelve months ended February 29, 2024.
Global economic growth was stronger than expected in the first quarter of 2023, but in late March, Silicon Valley Bank collapsed after management sold off the bank’s portfolio of U.S. Treasury bonds at a steep loss, which triggered a run on the bank’s deposits. While U.S. regulators moved swiftly to guarantee some deposits at the bank to prevent further contagion, depositors began withdrawing cash from First Republic Bank. At the end of April, U.S. regulators announced First Republic Bank had been closed and sold to J.P. Morgan Chase & Co. Meanwhile, the Swiss government brokered a takeover of troubled Credit Suisse by UBS Group AG. These events sharply elevated market volatility in the banking sector, particularly in U.S. regional bank stocks.
Throughout the first half of 2023, leading central banks continued to raise interest rates at regular intervals in an effort to ease inflationary pressures. By the end of summer 2023, inflation data in the U.S. and across Europe had shown significant reduction in core consumer prices. In response, the U.S. Federal Reserve, the European Central Bank and the Bank of England in separate decisions each declined to raise interest rates further during the final months of 2023.
By the start of the second half of 2023, the general consensus among economists was that interest rates would remain elevated for an extended period, particularly in the U.S. where labor markets remained tight and economic growth was generally stronger than expected. However, at its December meeting, the U.S. Federal Reserve indicated that it was prepared to begin the process of cutting interest rates in 2024, given the trajectory of inflation data.
Global economic growth largely proved more resilient than economists’ forecasts during the period, led by expansions in the U.S., Japan, India and select emerging markets. Meanwhile, the Eurozone, U.K., China and Canada struggled with weaker growth. China’s economy faced low levels of consumer spending and business confidence, along with long-standing debt issues in the domestic property sector. Across Europe, weakness in consumer and business spending and ongoing stresses from the war in Ukraine weighed on economic growth. Notably, inflation data in the U.K. indicated that prices were declining at a somewhat slower pace than in other developed markets.
However, investor concerns about a potential economic recession receded during the period as data showed a general trend toward stability in labor markets amid declining inflation and the pivot in the policies of leading central banks. Global equity markets responded with a four-month rally through the end of February 2024. Notably, the outperformance of U.S. equity markets was led by a handful of large cap companies in the information technology and communications sectors; Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc.
For the twelve months ended February 29, 2024, the Bloomberg U.S. Corporate High Yield Index returned 11.03%, the Bloomberg Emerging Markets Index returned 7.92% and the Bloomberg U.S. Aggregate Index returned 3.33%.

2	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	4.36%
Market Price **	4.29%
Bloomberg Short-Term U.S. Aggregate Bond Index	4.52%
Net Assets as of 2/29/2024	$15,437,981
Duration as of 2/29/2024	2.7 Years
Fund Ticker	BBSA
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Short-Term U.S. Aggregate Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index, which includes U.S. dollar denominated investment grade taxable bonds with remaining effective maturities between one and five years, is a subset of the Bloomberg U.S. Aggregate Bond Index. Using a “passive” investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index and invests at least 80% of its assets in securities included in the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund generated a positive absolute return and performed in line with the Underlying Index before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and Underlying Index’s exposures to investment grade bonds was the largest contributor to absolute performance. While the Fund’s allocations were largely consistent with those of the Underlying Index’s during the period, the Fund is prohibited from holding J.P. Morgan Chase & Co. bonds because it is an affiliate, which detracted from performance relative to the Underlying Index.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the U.S. Treasury and corporate bond sectors, and the smallest allocations were to the agency bond and foreign government securities sectors.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	59.1%
Corporate Bonds	25.5
Mortgage-Backed Securities	6.7
Supranational	2.5
Commercial Mortgage-Backed Securities	1.9
U.S. Government Agency Securities	1.5
Foreign Government Securities	1.2
Others (each less than 1.0%)	0.7
Short-Term Investments	0.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.51 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $47.52.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	3

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Net Asset Value	March 12, 2019	4.36%	1.14%
Market Price		4.29	1.14
LIFE OF FUND PERFORMANCE (3/12/19 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on March 12, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and the Bloomberg Short-Term U.S. Aggregate Bond Index from March 12, 2019 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Short-Term U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Short-Term U.S. Aggregate Bond Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

4	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	3.19%
Market Price **	3.21%
Bloomberg U.S. Aggregate Index	3.33%
Net Assets as of 2/29/2024	$1,647,859,874
Duration as of 2/29/2024	6.1 Years
Fund Ticker	BBAG
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Aggregate Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund uses a “passive” investment approach and attempts to closely correspond to the performance of the Underlying Index, which covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. With respect to corporate sub-sectors, the adviser applied a systematic multi-factor screening process that seeks exposure to those debt issuers with attractive value, quality and momentum characteristics.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund generated a positive return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to investment grade debt were leading contributors to absolute performance as the difference between yields on benchmark 10-year U.S. Treasury bonds and other debt securities narrowed amid an improved outlook for the U.S. economy. The Fund’s and the Underlying Index’s exposures to U.S. agency mortgage-backed securities and industrial sector bonds were leading detractors from absolute performance during the period.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund’s and the Underlying Index’s largest allocations were to the U.S. Treasury bonds and agency mortgage-backed securities, and their smallest allocations were to securitized debt and non-agency commercial mortgage-backed securities.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	39.5%
Mortgage-Backed Securities	25.1
Corporate Bonds	23.5
Foreign Government Securities	1.7
Commercial Mortgage-Backed Securities	1.5
Supranational	1.2
U.S. Government Agency Securities	1.1
Others (each less than 1.0%)	0.9
Short-Term Investments	5.5

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.62 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $45.63.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	5

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Aggregate Bond ETF
Net Asset Value	December 12, 2018	3.19%	0.36%	0.70%
Market Price		3.21	0.34	0.71
LIFE OF FUND PERFORMANCE (12/12/18 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on December 12, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Aggregate Bond ETF and the Bloomberg U.S. Aggregate Index from December 12, 2018 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
Effective February 1, 2023, the Fund’s investment strategy and approach were changed to a passively managed portfolio from an actively managed portfolio. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date may be less relevant for investors considering whether to purchase shares of the Fund.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

6	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF
FUND COMMENTARY
FOR THE PERIOD May 10, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	2.18%
Market Price **	2.26%
ICE 0-5 Year U.S. Inflation-Linked Treasury Index	2.22%
Net Assets as of 2/29/2024	$7,609,054
Duration as of 2/29/2024	2.5 Years
Fund Ticker	BBIP
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE 0-5 Year U.S. Inflation-Linked Treasury Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index tracks the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with interest and principal payments tied to inflation via Treasury inflation protected securities (TIPS), with a remaining term to final maturity of less than or equal to five years. The Fund invests at least 80% of its assets in securities included in the Underlying Index.
HOW DID THE FUND PERFORM?
For the period from May 10, 2023 to February 29, 2024, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s allocations to TIPS contributed to absolute performance as income from TIPS offset higher interest rates and a decline in U.S. inflation during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s duration fell to 2.47 years at February 29, 2024 from 2.57 years at August 31, 2023. Duration is a measure of the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds of shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	99.8%
Short-Term Investments	0.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $98.18 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $98.26.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	7

JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF
FUND COMMENTARY
FOR THE PERIOD May 10, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited) (continued)
TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF
Net Asset Value	May 10, 2023	2.18%
Market Price		2.26
LIFE OF FUND PERFORMANCE (5/10/23 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on May 10, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF and the ICE 0-5 Year U.S. Inflation-Linked Treasury Index from May 10, 2023 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The ICE 0-5 Year U.S. Inflation-Linked Treasury Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE 0-5 Year U.S. Inflation-Linked Treasury Index tracks the performance of short-maturity US dollar denominated inflation-linked sovereign debt publicly issued by the US government in its domestic market, with a minimum term to maturity of at least one month but less than or equal to five years. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

8	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
FUND COMMENTARY
FOR THE PERIOD April 19, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	2.71%
Market Price **	2.76%
ICE U.S. Treasury 1-3 Year Bond Index	2.77%
Net Assets as of 2/29/2024	$4,422,674
Duration as of 2/29/2024	1.9 Years
Fund Ticker	BBSB
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 1-3 Year Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than one year and less than or equal to three years. The Fund will invest at least 80% of its assets in securities included in the Underlying Index.
HOW DID THE FUND PERFORM?
For the period from April 19, 2023 to February 29, 2024, the Fund generated a positive return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and Underlying Index’s allocations to U.S. Treasury bonds with 1-3 year maturities contributed to performance as shorter-dated bonds outperformed longer-dated U.S. Treasury bonds amid rising interest rates during the period.
HOW WAS THE FUND POSITIONED?
The Fund was invested in U.S. Treasury bonds rated AAA. At the end of the period, the Fund’s duration was 1.89 years compared with 1.88 years at August 31, 2023.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	99.7%
Short-Term Investments	0.3

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $98.28 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $98.33.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	9

JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
FUND COMMENTARY
FOR THE PERIOD April 19, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited) (continued)
TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
Net Asset Value	April 19, 2023	2.71%
Market Price		2.76
LIFE OF FUND PERFORMANCE (4/19/23 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on April 19, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF and the ICE U.S. Treasury 1-3 Year Bond Index from April 19, 2023 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The ICE U.S. Treasury 1-3 Year Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE U.S. Treasury 1-3 Year Bond Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market, with a minimum term to maturity greater than one year and less than or equal to three years. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

10	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
FUND COMMENTARY
FOR THE PERIOD April 19, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(6.66)%
Market Price **	(6.67)%
ICE U.S. Treasury 20+ Year Bond Index	(6.68)%
Net Assets as of 2/29/2024	$31,225,422
Duration as of 2/29/2024	16.9 Years
Fund Ticker	BBLB
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than 20 years. The Fund will invest at least 80% of its assets in securities included in the Underlying Index.
HOW DID THE FUND PERFORM?
For the period from April 19, 2023 to February 29, 2024, the Fund generated a negative return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s allocations to U.S. Treasury bonds with 20+ year maturities detracted from performance amid moderately rising interest rates during the period.
HOW WAS THE FUND POSITIONED?
The Fund was invested in U.S. Treasury bonds rated AAA. At the end of the period, the Fund’s duration was 16.9 years compared with 17.2 years at the August 31, 2023.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	100.0%
Short-Term Investments	0.0****

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $89.86 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $89.85.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****
Amount rounds to less than 0.1%.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	11

JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
FUND COMMENTARY
FOR THE PERIOD April 19, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited) (continued)
TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
Net Asset Value	April 19, 2023	(6.66)%
Market Price		(6.67)
LIFE OF FUND PERFORMANCE (4/19/23 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on April 19, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF and the ICE U.S. Treasury 20+ Year Bond Index from April 19, 2023 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE U.S. Treasury 20+ Year Bond Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market, with a minimum term to maturity greater than or equal to twenty years. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

12	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
FUND COMMENTARY
FOR THE PERIOD April 19, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	0.41%
Market Price **	0.47%
ICE U.S. Treasury 3-10 Year Bond Index	0.45%
Net Assets as of 2/29/2024	$8,479,285
Duration as of 2/29/2024	5.0 Years
Fund Ticker	BBIB
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 3-10 Year Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than three years and less than or equal to ten years. The Fund will invest at least 80% of its assets in securities included in the Underlying Index.
HOW DID THE FUND PERFORM?
For the period from April 19, 2023 to February 29, 2024, the Fund generated a positive return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s allocations to U.S. Treasury bonds with 3-10 year maturities contributed to performance amid elevated but stable interest rates during the period.
HOW WAS THE FUND POSITIONED?
The Fund was invested in U.S. Treasury bonds rated AAA. At the end of the period, the Fund’s duration was 5.02 years, compared with 5.09 years at August 31, 2023.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	99.8%
Short-Term Investments	0.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $96.91 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $96.95.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	13

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
FUND COMMENTARY
FOR THE PERIOD April 19, 2023 (FUND INCEPTION) THROUGH February 29, 2024 (Unaudited) (continued)
TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
Net Asset Value	April 19, 2023	0.41%
Market Price		0.47
LIFE OF FUND PERFORMANCE (4/19/23 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on April 19, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF and the ICE U.S. Treasury 3-10 Year Bond Index from April 19, 2023 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The ICE U.S. Treasury 3-10 Year Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. ICE U.S. Treasury 3-10 Year Bond Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market, with a minimum term to maturity greater than three years and less than or equal to ten years. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

14	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	10.31%
Market Price **	10.43%
ICE BofA US High Yield Total Return Index	11.04%
Net Assets as of 2/29/2024	$800,279,184
Duration as of 2/29/2024	3.5 Years
Fund Ticker	BBHY
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE BofA US High Yield Total Return Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund uses a "passive" investment approach and attempts to closely correspond to the performance of the Underlying Index, which is designed to measure the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund generated a positive absolute return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio, and the impact of a legacy restructured equity position held prior to the Fund’s February 1, 2023 conversion to a passively managed exchange-traded fund. Investor demand for higher yielding debt securities during the period drove positive absolute performance for the Fund and the Underlying Index.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund’s and Underlying Index’s largest allocations were to the consumer cyclical and communications sectors, and the smallest allocations were to the utilities and industrials sectors.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	10.7%
Hotels, Restaurants & Leisure	8.2
Media	6.5
Diversified Telecommunication Services	5.1
Health Care Providers & Services	4.0
Specialty Retail	3.5
Commercial Services & Supplies	3.1
Software	2.9
Containers & Packaging	2.8
Financial Services	2.8
Chemicals	2.8
Automobile Components	2.5
Metals & Mining	2.2
Consumer Finance	2.1
Insurance	2.1
Aerospace & Defense	2.1
Electric Utilities	1.8
Building Products	1.8
Energy Equipment & Services	1.7
Trading Companies & Distributors	1.6
Household Durables	1.6
Passenger Airlines	1.5
Pharmaceuticals	1.5
Food Products	1.4
Broadline Retail	1.3
Machinery	1.2
Ground Transportation	1.1
Wireless Telecommunication Services	1.1
Consumer Staples Distribution & Retail	1.0
Health Care Equipment & Supplies	1.0
Others (each less than 1.0%)	16.0
Short-Term Investments	1.0

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.80 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the

February 29, 2024	J.P. Morgan Exchange-Traded Funds	15

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)

market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $45.88.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Exchange-Traded Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
Net Asset Value	September 14, 2016	10.31%	3.60%	4.01%
Market Price		10.43	3.64	4.02
LIFE OF FUND PERFORMANCE (9/14/16 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on September 14, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders USD High Yield Corporate Bond ETF and the ICE BofA US High Yield Total Return Index from September 14, 2016 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofA US High Yield Total Return Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofA US High Yield Total Return Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
Effective February 1, 2023, the Fund’s investment strategy and approach were changed to a passively managed portfolio from an actively managed portfolio. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date may be less relevant for investors considering whether to purchase shares of the Fund.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	17

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.65%
Market Price **	5.58%
Bloomberg U.S. Corporate Index	5.97%
Net Assets as of 2/29/2024	$47,418,728
Duration as of 2/29/2024	6.9 Years
Fund Ticker	BBCB
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Corporate Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the investment grade, fixed-rate, taxable corporate bond market and includes U.S. dollar denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund had a positive return and performed in line with the Underlying Index before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
While the Fund’s allocations were largely consistent with the Underlying Index’s during the period, the Fund is prohibited from holding J.P. Morgan Chase & Co. bonds because it is an affiliate, which was a leading detractor from performance relative to the Underlying Index. The Fund’s and Underlying Index’s exposures to investment grade bonds contributed to absolute performance.
HOW WAS THE FUND POSITIONED?
At February 29, 2024, the Fund’s and the Underlying Index’s largest allocations were to the financial institutions and consumer non-cyclical sectors, and their smallest allocations were to the other industrial and transportation sectors.
PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	99.9%
Short-Term Investments	0.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.16 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $45.15.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Exchange-Traded Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
Net Asset Value	December 12, 2018	5.65%	1.57%	2.13%
Market Price		5.58	1.51	2.12
LIFE OF FUND PERFORMANCE (12/12/18 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on December 12, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Corporate Bond Research Enhanced ETF and the Bloomberg U.S. Corporate Index from December 12, 2018 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Corporate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Corporate Index broadly measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
Effective February 1, 2023, the Fund’s investment strategy and approach were changed to a passively managed portfolio from an actively managed portfolio. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date may be less relevant for investors considering whether to purchase shares of the Fund.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	19

JPMorgan USD Emerging Markets Sovereign Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	7.23%
Market Price **	6.59%
JPMorgan Emerging Markets Risk-Aware Bond Index	7.59%
Net Assets as of 2/29/2024	$657,694,641
Duration as of 2/29/2024	7.1 Years
Fund Ticker	JPMB
INVESTMENT OBJECTIVE***
The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk based on credit rating. The Underlying Index methodology includes monthly rebalancing within each country and semi-annually across countries. The Fund also employs stratified sampling and optimization techniques that seek to minimize tracking error to the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund generated a positive absolute return and performed in line with the Underlying Index before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The performance of the Fund and the Underlying Index benefitted from a rally in bond markets in the final months of 2023. The Fund’s and the Underlying Index’s long duration positions were leading contributors to performance amid investor expectations for lower interest rates in the year ahead. Generally, bonds of longer duration will experience a larger increase in price compared with shorter duration bonds when interest rates fall. The Fund’s and the Underlying Index’s allocations to lower quality bonds also contributed to absolute performance amid investor demand for higher-yielding, lower-rated bonds.
Overall, the Fund’s and the Underlying Index’s exposures to Panama, Turkey and Poland contributed to absolute performance, while their exposures to Angola, Egypt and Oman detracted from absolute performance.
HOW WAS THE FUND POSITIONED?
The Fund invested at least 80% of its assets in securities included in the Underlying Index. Among the largest positions in the Fund and the Underlying Index were Turkey, Mexico and
Oman, while the smallest positions were in Bolivia, Ethiopia and Trinidad & Tobago.
PORTFOLIO COMPOSITION BY COUNTRY AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Turkey	8.1%
Mexico	8.0
Brazil	5.8
Oman	5.4
South Africa	4.8
Dominican Republic	4.7
Saudi Arabia	4.7
Colombia	4.6
Bahrain	4.5
Indonesia	4.2
United Arab Emirates	3.8
Qatar	3.4
Nigeria	3.2
Philippines	3.1
Chile	2.8
China	2.8
Peru	2.4
Panama	2.3
Hungary	2.1
Romania	1.7
Malaysia	1.7
Uruguay	1.6
Poland	1.5
Costa Rica	1.3
Jordan	1.3
Jamaica	1.2
Morocco	1.1
Others (each less than 1.0%)	6.1
Short-Term Investments	1.8

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $38.92 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on

20	J.P. Morgan Exchange-Traded Funds	February 29, 2024

the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $38.95.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	21

JPMorgan USD Emerging Markets Sovereign Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	7.23%	0.84%	0.73%
Market Price		6.59	0.79	0.71
LIFE OF FUND PERFORMANCE (1/29/18 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on January 29, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “Index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond
Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.

22	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 59.0%
U.S. Treasury Bonds 7.63%, 2/15/2025	80,000	82,137
U.S. Treasury Notes
1.00%, 12/15/2024	107,000	103,589
0.25%, 5/31/2025	618,000	583,286
2.88%, 5/31/2025	118,000	115,101
0.25%, 6/30/2025	64,000	60,225
4.63%, 6/30/2025	195,000	194,375
4.75%, 7/31/2025	196,000	195,755
2.00%, 8/15/2025	5,000	4,803
0.25%, 8/31/2025	87,000	81,314
0.25%, 9/30/2025	89,000	82,913
4.25%, 10/15/2025	100,000	99,191
2.25%, 11/15/2025	9,000	8,636
0.38%, 11/30/2025	1,190,000	1,104,004
0.38%, 12/31/2025	217,000	200,750
2.63%, 12/31/2025	48,000	46,281
0.38%, 1/31/2026	7,000	6,454
0.50%, 2/28/2026	108,000	99,562
0.75%, 3/31/2026	217,000	200,640
0.75%, 4/30/2026	119,000	109,685
0.75%, 5/31/2026	6,000	5,516
0.88%, 6/30/2026	218,000	200,594
0.63%, 7/31/2026	10,000	9,117
0.75%, 8/31/2026	731,000	666,809
0.88%, 9/30/2026	220,000	200,922
1.63%, 9/30/2026	215,000	200,236
4.63%, 10/15/2026	50,000	50,168
1.13%, 10/31/2026	259,000	237,390
1.63%, 10/31/2026	39,000	36,227
1.25%, 11/30/2026	339,000	311,138
1.63%, 11/30/2026	57,000	52,872
1.25%, 12/31/2026	218,000	199,742
1.50%, 1/31/2027	34,000	31,301
0.63%, 3/31/2027	19,000	16,955
0.50%, 6/30/2027	391,000	344,355
0.38%, 7/31/2027	172,000	150,339
0.50%, 8/31/2027	300,000	262,687
4.13%, 10/31/2027	100,000	99,187
3.88%, 12/31/2027	20,000	19,667
0.75%, 1/31/2028	87,000	75,867
3.50%, 1/31/2028	350,000	339,500
2.75%, 2/15/2028	200,000	188,547
1.13%, 2/29/2028	75,000	66,258
3.63%, 3/31/2028	50,000	48,695
2.88%, 5/15/2028	5,000	4,725
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

1.25%, 5/31/2028	94,000	82,918
3.63%, 5/31/2028	203,000	197,624
1.25%, 6/30/2028	104,000	91,544
1.00%, 7/31/2028	232,000	201,496
4.13%, 7/31/2028	195,000	193,629
2.88%, 8/15/2028	61,000	57,493
1.13%, 8/31/2028	231,000	201,277
4.38%, 8/31/2028	199,000	199,637
4.63%, 9/30/2028	198,000	200,676
1.38%, 10/31/2028	174,000	152,780
1.50%, 11/30/2028	179,000	157,814
1.38%, 12/31/2028	175,000	153,016
1.75%, 1/31/2029	29,000	25,781
Total U.S. Treasury Obligations (Cost $9,313,207)		9,113,200
Corporate Bonds — 25.5%
Aerospace & Defense — 0.5%
Boeing Co. (The)
2.60%, 10/30/2025	48,000	45,757
2.75%, 2/1/2026	15,000	14,242
HEICO Corp. 5.25%, 8/1/2028	8,000	8,051
Leidos, Inc. 3.63%, 5/15/2025	4,000	3,906
Lockheed Martin Corp. 3.55%, 1/15/2026	2,000	1,948
		73,904
Automobiles — 0.3%
Ford Motor Co. 6.63%, 10/1/2028	6,000	6,268
Toyota Motor Corp. (Japan)
1.34%, 3/25/2026	41,000	38,064
3.67%, 7/20/2028	5,000	4,848
		49,180
Banks — 6.7%
Bangko Sentral ng Pilipinas International Bond (Philippines) 8.60%, 6/15/2027	13,000	14,179
Bank of America Corp.
Series L, 3.95%, 4/21/2025	18,000	17,703
(SOFR + 1.01%), 1.20%, 10/24/2026 (a)	31,000	28,881
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (a)	20,000	18,568
(SOFR + 0.96%), 1.73%, 7/22/2027 (a)	5,000	4,584
Series L, 4.18%, 11/25/2027	57,000	55,042
(SOFR + 1.58%), 4.38%, 4/27/2028 (a)	6,000	5,840
Bank of Montreal (Canada)
(SOFR + 0.60%), 0.95%, 1/22/2027 (a)	11,000	10,149
2.65%, 3/8/2027	39,000	36,387
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	23

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
BankUnited, Inc. 4.88%, 11/17/2025	32,000	31,152
Barclays plc (United Kingdom) 3.65%, 3/16/2025	40,000	39,165
Citigroup, Inc.
4.13%, 7/25/2028	15,000	14,236
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (a)	10,000	9,393
(3-MONTH CME TERM SOFR + 1.45%), 4.08%, 4/23/2029 (a)	99,000	94,460
Citizens Financial Group, Inc. 2.85%, 7/27/2026	37,000	34,573
Fifth Third Bancorp (SOFR + 1.36%), 4.06%, 4/25/2028 (a)	22,000	20,808
HSBC Holdings plc (United Kingdom) (SOFR + 1.29%), 1.59%, 5/24/2027 (a)	25,000	22,885
KeyCorp 4.15%, 10/29/2025	8,000	7,756
Kreditanstalt fuer Wiederaufbau (Germany)
1.25%, 1/31/2025	23,000	22,207
1.00%, 10/1/2026	28,000	25,621
Landwirtschaftliche Rentenbank (Germany) 0.88%, 3/30/2026	39,000	36,082
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.68%, 2/22/2027	45,000	43,372
3.96%, 3/2/2028	21,000	20,227
Oesterreichische Kontrollbank AG (Austria)
4.13%, 1/20/2026	40,000	39,525
0.50%, 2/2/2026	5,000	4,613
PNC Financial Services Group, Inc. (The) (SOFR + 1.84%), 5.58%, 6/12/2029 (a)	6,000	6,038
Regions Financial Corp. 1.80%, 8/12/2028	14,000	11,923
Royal Bank of Canada (Canada) 1.20%, 4/27/2026	23,000	21,166
Santander Holdings USA, Inc.
(SOFR + 2.33%), 5.81%, 9/9/2026 (a)	6,000	5,986
(SOFR + 1.25%), 2.49%, 1/6/2028 (a)	5,000	4,522
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.01%, 10/19/2026	61,000	57,750
3.94%, 7/19/2028	8,000	7,657
4.31%, 10/16/2028	6,000	5,870
Toronto-Dominion Bank (The) (Canada)
0.75%, 9/11/2025	5,000	4,685
2.80%, 3/10/2027	6,000	5,627
(USD Swap Semi 5 Year + 2.21%), 3.63%, 9/15/2031 (a) (b)	7,000	6,680
Truist Financial Corp.
3.70%, 6/5/2025	6,000	5,868
(SOFR + 1.37%), 4.12%, 6/6/2028 (a)	17,000	16,334
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
US Bancorp
Series X, 3.15%, 4/27/2027	30,000	28,325
(SOFR + 0.73%), 2.22%, 1/27/2028 (a)	35,000	32,058
Wells Fargo & Co.
3.00%, 4/22/2026	8,000	7,633
(SOFR + 1.32%), 3.91%, 4/25/2026 (a)	10,000	9,807
(SOFR + 2.00%), 2.19%, 4/30/2026 (a)	63,000	60,450
(3-MONTH CME TERM SOFR + 1.43%), 3.20%, 6/17/2027 (a)	18,000	17,133
4.15%, 1/24/2029	10,000	9,571
Westpac Banking Corp. (Australia)
5.46%, 11/18/2027	14,000	14,234
3.40%, 1/25/2028	41,000	38,825
		1,035,550
Beverages — 0.7%
Anheuser-Busch Cos. LLC (Belgium) 3.65%, 2/1/2026	5,000	4,875
Coca-Cola Co. (The) 1.45%, 6/1/2027	40,000	36,191
Keurig Dr. Pepper, Inc.
3.40%, 11/15/2025	2,000	1,937
2.55%, 9/15/2026	33,000	30,947
PepsiCo, Inc.
2.25%, 3/19/2025	26,000	25,251
2.85%, 2/24/2026	10,000	9,617
		108,818
Biotechnology — 0.3%
AbbVie, Inc. 3.80%, 3/15/2025	12,000	11,757
Amgen, Inc. 1.65%, 8/15/2028	42,000	36,538
Baxalta, Inc. 4.00%, 6/23/2025	4,000	3,928
		52,223
Building Products — 0.0% ^
Lennox International, Inc. 1.35%, 8/1/2025	2,000	1,885
Capital Markets — 3.4%
Ameriprise Financial, Inc. 2.88%, 9/15/2026	2,000	1,897
Ares Capital Corp.
4.25%, 3/1/2025	5,000	4,901
3.25%, 7/15/2025	16,000	15,372
2.88%, 6/15/2028	21,000	18,394
Bank of New York Mellon Corp. (The) 1.05%, 10/15/2026	55,000	49,681
Blue Owl Capital Corp. 2.88%, 6/11/2028	25,000	21,860
Charles Schwab Corp. (The) 2.00%, 3/20/2028	6,000	5,319
CME Group, Inc. 3.00%, 3/15/2025	12,000	11,725
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
Deutsche Bank AG (Germany) 4.10%, 1/13/2026	56,000	54,594
FactSet Research Systems, Inc. 2.90%, 3/1/2027	38,000	35,489
Franklin Resources, Inc. 2.85%, 3/30/2025	2,000	1,948
Goldman Sachs Group, Inc. (The)
(SOFR + 0.80%), 1.43%, 3/9/2027 (a)	24,000	22,184
(SOFR + 0.91%), 1.95%, 10/21/2027 (a)	46,000	42,123
(SOFR + 1.11%), 2.64%, 2/24/2028 (a)	14,000	12,971
(3-MONTH CME TERM SOFR + 1.42%), 3.81%, 4/23/2029 (a)	24,000	22,672
(3-MONTH CME TERM SOFR + 1.56%), 4.22%, 5/1/2029 (a)	7,000	6,712
Intercontinental Exchange, Inc. 3.75%, 12/1/2025	7,000	6,826
Janus Henderson US Holdings, Inc. 4.88%, 8/1/2025	28,000	27,670
Morgan Stanley
5.00%, 11/24/2025	14,000	13,917
(SOFR + 0.72%), 0.99%, 12/10/2026 (a)	65,000	59,975
3.95%, 4/23/2027	16,000	15,400
(SOFR + 0.88%), 1.59%, 5/4/2027 (a)	14,000	12,907
3.59%, 7/22/2028 (c)	5,000	4,732
(3-MONTH CME TERM SOFR + 1.89%), 4.43%, 1/23/2030 (a)	28,000	26,888
State Street Corp. (SOFR + 0.73%), 2.20%, 2/7/2028 (a)	29,000	26,678
		522,835
Chemicals — 0.1%
Air Products and Chemicals, Inc. 1.85%, 5/15/2027	9,000	8,226
DuPont de Nemours, Inc. 4.49%, 11/15/2025	10,000	9,884
LYB International Finance III LLC 1.25%, 10/1/2025	5,000	4,674
		22,784
Consumer Finance — 0.7%
American Express Co. 1.65%, 11/4/2026	17,000	15,543
American Honda Finance Corp.
1.20%, 7/8/2025	15,000	14,227
1.00%, 9/10/2025	17,000	15,976
2.25%, 1/12/2029	12,000	10,656
Capital One Financial Corp. (SOFR + 2.06%), 4.93%, 5/10/2028 (a)	11,000	10,760
Caterpillar Financial Services Corp. 1.10%, 9/14/2027	6,000	5,287
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
PACCAR Financial Corp. 2.00%, 2/4/2027	2,000	1,845
Synchrony Financial 3.95%, 12/1/2027	24,000	22,230
Toyota Motor Credit Corp.
0.80%, 10/16/2025	3,000	2,804
3.05%, 3/22/2027	17,000	16,121
		115,449
Consumer Staples Distribution & Retail — 0.2%
Costco Wholesale Corp. 1.38%, 6/20/2027	3,000	2,696
Dollar General Corp. 3.88%, 4/15/2027	12,000	11,532
Kroger Co. (The) 3.50%, 2/1/2026	2,000	1,938
Walgreens Boots Alliance, Inc. 3.45%, 6/1/2026	9,000	8,582
		24,748
Containers & Packaging — 0.2%
Berry Global, Inc. 1.57%, 1/15/2026	26,000	24,221
WRKCo, Inc. 4.65%, 3/15/2026	3,000	2,961
		27,182
Distributors — 0.2%
LKQ Corp. 5.75%, 6/15/2028	24,000	24,242
Diversified REITs — 0.3%
Simon Property Group LP
3.50%, 9/1/2025	33,000	32,196
3.38%, 12/1/2027	9,000	8,489
		40,685
Diversified Telecommunication Services — 0.5%
AT&T, Inc.
3.88%, 1/15/2026	8,000	7,804
1.65%, 2/1/2028	16,000	14,080
Verizon Communications, Inc.
0.85%, 11/20/2025	31,000	28,769
3.00%, 3/22/2027	13,000	12,232
2.10%, 3/22/2028	12,000	10,684
4.33%, 9/21/2028	6,000	5,825
		79,394
Electric Utilities — 1.0%
American Electric Power Co., Inc. Series N, 1.00%, 11/1/2025	2,000	1,857
Eversource Energy Series Q, 0.80%, 8/15/2025	44,000	41,070
ITC Holdings Corp. 3.25%, 6/30/2026	10,000	9,551
NextEra Energy Capital Holdings, Inc. (3-MONTH SOFR + 2.41%), 4.80%, 12/1/2077 (a)	7,000	6,339
Pacific Gas and Electric Co.
3.15%, 1/1/2026	4,000	3,825
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	25

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
2.95%, 3/1/2026	6,000	5,695
3.00%, 6/15/2028	5,000	4,537
Public Service Electric and Gas Co. 0.95%, 3/15/2026	10,000	9,254
Union Electric Co. 2.95%, 6/15/2027	29,000	27,235
Virginia Electric and Power Co. Series A, 3.80%, 4/1/2028	45,000	43,104
		152,467
Electrical Equipment — 0.2%
Emerson Electric Co.
0.88%, 10/15/2026	25,000	22,596
2.00%, 12/21/2028	7,000	6,174
		28,770
Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. 2.05%, 3/1/2025	28,000	27,062
Jabil, Inc. 3.95%, 1/12/2028	5,000	4,729
		31,791
Energy Equipment & Services — 0.4%
Baker Hughes Holdings LLC 3.34%, 12/15/2027	33,000	31,119
Schlumberger Investment SA 4.50%, 5/15/2028	29,000	28,723
		59,842
Entertainment — 0.2%
TWDC Enterprises 18 Corp. 2.95%, 6/15/2027	5,000	4,735
Walt Disney Co. (The) 3.35%, 3/24/2025	21,000	20,579
		25,314
Financial Services — 1.1%
Block Financial LLC 2.50%, 7/15/2028	37,000	32,588
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.88%, 12/15/2052 (a)	5,000	4,995
Global Payments, Inc. 4.95%, 8/15/2027	10,000	9,902
PayPal Holdings, Inc. 1.65%, 6/1/2025	33,000	31,595
Private Export Funding Corp. Series PP, 1.40%, 7/15/2028	37,000	32,407
Shell International Finance BV (Netherlands) 3.88%, 11/13/2028	13,000	12,544
Visa, Inc.
0.75%, 8/15/2027	8,000	7,025
2.75%, 9/15/2027	38,000	35,590
Voya Financial, Inc. (3-MONTH SOFR + 2.08%), 4.70%, 1/23/2048 (a)	10,000	8,406
		175,052
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Food Products — 0.1%
Hormel Foods Corp. 1.70%, 6/3/2028	5,000	4,414
Kellanova 3.25%, 4/1/2026	8,000	7,690
		12,104
Ground Transportation — 0.4%
BNSF Funding Trust I (3-MONTH SOFR + 2.35%), 6.61%, 12/15/2055 (a)	3,000	2,966
CSX Corp. 3.80%, 3/1/2028	28,000	26,930
JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	5,000	4,880
Ryder System, Inc. 4.63%, 6/1/2025	12,000	11,887
Union Pacific Corp. 2.15%, 2/5/2027	12,000	11,124
		57,787
Health Care Providers & Services — 0.8%
Advocate Health & Hospitals Corp. 3.83%, 8/15/2028	5,000	4,800
Cencora, Inc. 3.25%, 3/1/2025	18,000	17,605
CVS Health Corp. 1.30%, 8/21/2027	60,000	52,733
Elevance Health, Inc. 1.50%, 3/15/2026	10,000	9,289
Humana, Inc. 1.35%, 2/3/2027	5,000	4,486
Sutter Health Series 20A, 1.32%, 8/15/2025	31,000	29,157
UnitedHealth Group, Inc. 1.15%, 5/15/2026	10,000	9,216
		127,286
Health Care REITs — 0.0% ^
Welltower OP LLC 4.00%, 6/1/2025	5,000	4,908
Hotels, Restaurants & Leisure — 0.3%
Expedia Group, Inc. 5.00%, 2/15/2026	6,000	5,960
Hyatt Hotels Corp. 4.85%, 3/15/2026	31,000	30,638
Starbucks Corp. 2.00%, 3/12/2027	5,000	4,581
		41,179
Household Durables — 0.1%
DR Horton, Inc. 1.40%, 10/15/2027	2,000	1,764
Lennar Corp. 5.00%, 6/15/2027	10,000	9,912
		11,676
Household Products — 0.2%
Procter & Gamble Co. (The) 2.80%, 3/25/2027	27,000	25,559
Industrial Conglomerates — 0.2%
Honeywell International, Inc. 1.10%, 3/1/2027	42,000	37,738
Industrial REITs — 0.0% ^
Prologis LP 2.13%, 4/15/2027	4,000	3,671
Insurance — 0.4%
Aflac, Inc. 1.13%, 3/15/2026	30,000	27,711
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
Assurant, Inc. 4.90%, 3/27/2028	9,000	8,816
Berkshire Hathaway Finance Corp. 2.30%, 3/15/2027	6,000	5,616
Enstar Finance LLC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.47%), 5.75%, 9/1/2040 (a)	7,000	6,701
Prudential Financial, Inc. 1.50%, 3/10/2026	10,000	9,317
		58,161
Interactive Media & Services — 0.2%
Alphabet, Inc. 0.80%, 8/15/2027	38,000	33,570
IT Services — 0.2%
DXC Technology Co. 2.38%, 9/15/2028	37,000	31,899
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	5,000	4,567
		36,466
Machinery — 0.0% ^
Otis Worldwide Corp. 5.25%, 8/16/2028	7,000	7,060
Media — 0.4%
Charter Communications Operating LLC 3.75%, 2/15/2028	15,000	13,853
Comcast Corp.
3.38%, 8/15/2025	12,000	11,714
3.95%, 10/15/2025	29,000	28,497
		54,064
Metals & Mining — 0.2%
ArcelorMittal SA (Luxembourg) 4.55%, 3/11/2026	11,000	10,834
BHP Billiton Finance USA Ltd. (Australia)
6.42%, 3/1/2026	1,000	1,025
4.75%, 2/28/2028	5,000	4,965
Nucor Corp. 2.00%, 6/1/2025	7,000	6,716
		23,540
Multi-Utilities — 0.4%
DTE Energy Co. Series F, 1.05%, 6/1/2025	38,000	35,996
NiSource, Inc. 0.95%, 8/15/2025	33,000	30,973
		66,969
Oil, Gas & Consumable Fuels — 0.9%
BP Capital Markets plc (United Kingdom) 3.72%, 11/28/2028	10,000	9,494
Cheniere Energy, Inc. 4.63%, 10/15/2028	5,000	4,802
Chevron Corp. 2.00%, 5/11/2027	10,000	9,193
Energy Transfer LP
2.90%, 5/15/2025	5,000	4,840
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
4.75%, 1/15/2026	7,000	6,921
Equinor ASA (Norway) 1.75%, 1/22/2026	6,000	5,650
Marathon Petroleum Corp. 4.70%, 5/1/2025	21,000	20,797
MPLX LP 4.00%, 3/15/2028	5,000	4,788
ONEOK, Inc. 2.20%, 9/15/2025	29,000	27,584
Ovintiv, Inc. 5.65%, 5/15/2025	15,000	15,002
Petroleos Mexicanos (Mexico) 6.84%, 1/23/2030 (d)	1	1
Pioneer Natural Resources Co. 1.13%, 1/15/2026	15,000	13,915
Sabine Pass Liquefaction LLC 4.20%, 3/15/2028	5,000	4,825
TotalEnergies Capital International SA (France) 3.46%, 2/19/2029	18,000	16,907
		144,719
Paper & Forest Products — 0.2%
Suzano Austria GmbH (Brazil) 2.50%, 9/15/2028	37,000	32,320
Pharmaceuticals — 0.7%
AstraZeneca plc (United Kingdom)
0.70%, 4/8/2026	16,000	14,646
4.00%, 1/17/2029	16,000	15,446
GlaxoSmithKline Capital, Inc. (United Kingdom) 3.63%, 5/15/2025	2,000	1,965
Johnson & Johnson
2.45%, 3/1/2026	5,000	4,784
0.95%, 9/1/2027	12,000	10,611
2.90%, 1/15/2028	15,000	14,187
Merck & Co., Inc.
1.70%, 6/10/2027	34,000	30,793
1.90%, 12/10/2028	13,000	11,476
		103,908
Professional Services — 0.1%
Concentrix Corp. 6.60%, 8/2/2028	14,000	14,064
Residential REITs — 0.0% ^
AvalonBay Communities, Inc. 3.50%, 11/15/2025	2,000	1,944
Retail REITs — 0.1%
Agree LP 2.00%, 6/15/2028	6,000	5,221
Brixmor Operating Partnership LP 3.90%, 3/15/2027	6,000	5,716
		10,937
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	27

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — 0.1%
NVIDIA Corp. 1.55%, 6/15/2028	7,000	6,193
QUALCOMM, Inc. 1.30%, 5/20/2028	18,000	15,650
		21,843
Software — 0.3%
Microsoft Corp. 3.30%, 2/6/2027	7,000	6,762
Roper Technologies, Inc. 1.00%, 9/15/2025	37,000	34,649
		41,411
Specialized REITs — 0.5%
American Tower Corp. 1.30%, 9/15/2025	11,000	10,345
Crown Castle, Inc.
5.00%, 1/11/2028	5,000	4,927
3.80%, 2/15/2028	6,000	5,650
4.80%, 9/1/2028	7,000	6,825
CubeSmart LP 2.25%, 12/15/2028	18,000	15,657
Equinix, Inc.
1.25%, 7/15/2025	16,000	15,096
2.00%, 5/15/2028	8,000	7,054
Public Storage Operating Co. 0.88%, 2/15/2026	10,000	9,228
		74,782
Specialty Retail — 0.5%
Home Depot, Inc. (The) 3.35%, 9/15/2025	5,000	4,877
Lowe's Cos., Inc.
3.38%, 9/15/2025	6,000	5,837
1.70%, 9/15/2028	41,000	35,625
O'Reilly Automotive, Inc. 3.60%, 9/1/2027	31,000	29,532
		75,871
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.
3.00%, 11/13/2027	15,000	14,188
1.20%, 2/8/2028	6,000	5,273
4.00%, 5/10/2028	5,000	4,896
Dell International LLC 5.85%, 7/15/2025	14,000	14,061
		38,418
Tobacco — 0.3%
BAT Capital Corp. (United Kingdom) 2.26%, 3/25/2028	10,000	8,847
BAT International Finance plc (United Kingdom) 5.93%, 2/2/2029	36,000	36,749
Philip Morris International, Inc. 1.50%, 5/1/2025	3,000	2,874
		48,470
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Trading Companies & Distributors — 0.2%
Air Lease Corp.
2.88%, 1/15/2026	20,000	19,079
2.10%, 9/1/2028	10,000	8,684
GATX Corp. 3.25%, 9/15/2026	5,000	4,765
		32,528
Water Utilities — 0.1%
American Water Capital Corp. 2.95%, 9/1/2027	18,000	16,783
Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc. 3.50%, 4/15/2025	28,000	27,379
Total Corporate Bonds (Cost $3,965,927)		3,939,230
Mortgage-Backed Securities — 6.7%
FHLMC Gold Pools, 15 Year
Pool # J14776, 3.00%, 3/1/2026	2,718	2,659
Pool # G18568, 2.50%, 9/1/2030	5,990	5,631
Pool # J33012, 3.00%, 10/1/2030	14,498	13,833
Pool # G18600, 2.50%, 5/1/2031	4,527	4,236
Pool # J35495, 2.50%, 10/1/2031	9,175	8,598
Pool # G18632, 3.00%, 2/1/2032	4,807	4,555
Pool # J37147, 3.00%, 6/1/2032	5,246	4,946
Pool # G18715, 3.00%, 12/1/2033	3,409	3,197
FHLMC UMBS, 15 Year
Pool # ZS8617, 2.50%, 8/1/2031	10,148	9,493
Pool # ZS7938, 2.50%, 1/1/2033	1,370	1,272
Pool # ZK9341, 3.00%, 3/1/2033	1,742	1,631
Pool # ZT0716, 3.00%, 10/1/2033	1,811	1,695
Pool # SB0194, 2.50%, 12/1/2033	3,875	3,597
Pool # SB0109, 2.50%, 11/1/2034	6,823	6,252
Pool # SB0264, 2.50%, 2/1/2035	9,889	9,037
Pool # SB0401, 2.00%, 7/1/2035	15,002	13,335
Pool # SB0394, 2.50%, 7/1/2035	8,329	7,612
Pool # SB8501, 2.00%, 8/1/2035	11,550	10,266
Pool # SB0406, 2.50%, 8/1/2035	15,458	14,128
Pool # SB8058, 2.50%, 8/1/2035	11,161	10,138
Pool # RC1591, 1.50%, 10/1/2035	17,368	15,084
Pool # QN4278, 2.00%, 11/1/2035	6,107	5,423
Pool # QN4490, 1.50%, 12/1/2035	14,452	12,552
Pool # SB0450, 2.00%, 12/1/2035	28,975	25,870
Pool # SB8083, 1.50%, 1/1/2036	63,970	55,477
Pool # SB8102, 1.50%, 5/1/2036	22,927	19,881
Pool # SB8118, 1.50%, 9/1/2036	49,560	42,809
Pool # SB8141, 2.00%, 2/1/2037	80,342	70,873
Pool # SB8222, 4.50%, 4/1/2038	12,748	12,471
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
FNMA UMBS, 15 Year
Pool # AV4793, 3.50%, 5/1/2029	6,273	6,041
Pool # AS4489, 2.50%, 3/1/2030	1,321	1,245
Pool # AL6583, 3.00%, 3/1/2030	2,901	2,771
Pool # AL9852, 3.00%, 9/1/2030	8,213	7,842
Pool # AS7467, 2.50%, 7/1/2031	4,855	4,542
Pool # FM6169, 3.50%, 5/1/2032	13,287	12,904
Pool # BM3276, 3.50%, 12/1/2032	6,150	5,909
Pool # CA1089, 3.00%, 2/1/2033	5,419	5,109
Pool # FM4036, 2.50%, 12/1/2033	6,661	6,192
Pool # BN3975, 3.00%, 1/1/2034	693	649
Pool # MA3631, 3.00%, 4/1/2034	5,762	5,374
Pool # MA3709, 2.50%, 6/1/2034	3,788	3,472
Pool # BJ5549, 3.00%, 8/1/2034	1,691	1,577
Pool # FM2403, 3.50%, 9/1/2034	6,301	6,023
Pool # FM5400, 2.50%, 10/1/2034	8,405	7,855
Pool # MA3828, 3.00%, 11/1/2034	5,940	5,540
Pool # BP5762, 2.50%, 6/1/2035	19,374	17,735
Pool # FM3936, 2.50%, 8/1/2035	3,645	3,387
Pool # CA7497, 2.50%, 10/1/2035	7,604	6,949
Pool # FM4850, 2.00%, 11/1/2035	12,959	11,519
Pool # FM5396, 2.00%, 12/1/2035	28,986	25,829
Pool # FM6510, 2.00%, 3/1/2036	28,596	25,483
Pool # FM6512, 2.00%, 3/1/2036	3,412	3,033
Pool # MA4298, 2.50%, 3/1/2036	16,435	15,020
Pool # CB0302, 1.50%, 5/1/2036	45,223	39,216
Pool # FM7113, 2.00%, 5/1/2036	3,493	3,105
Pool # MA4329, 2.00%, 5/1/2036	55,560	49,247
Pool # BP3507, 2.00%, 6/1/2036	55,025	48,908
Pool # CB0747, 2.50%, 6/1/2036	8,798	7,976
Pool # MA4384, 2.50%, 7/1/2036	4,125	3,747
Pool # FM9020, 2.00%, 9/1/2036	7,140	6,359
Pool # FM9367, 1.50%, 11/1/2036	43,601	37,807
Pool # MA4470, 2.00%, 11/1/2036	30,858	27,293
Pool # MA4497, 2.00%, 12/1/2036	29,913	26,421
Pool # MA4516, 2.00%, 1/1/2037	78,749	69,555
Pool # FS4759, 2.50%, 4/1/2037	45,117	41,121
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 1.50%, 3/25/2039 (e)	5,000	4,311
TBA, 2.00%, 3/25/2039 (e)	5,000	4,410
TBA, 2.50%, 3/25/2039 (e)	7,000	6,346
TBA, 3.00%, 3/25/2039 (e)	15,000	13,897
TBA, 3.50%, 3/25/2039 (e)	5,000	4,730
TBA, 4.00%, 3/25/2039 (e)	15,000	14,446
TBA, 5.00%, 3/25/2039 (e)	5,000	4,956
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

TBA, 5.50%, 3/25/2039 (e)	5,000	5,011
TBA, 6.00%, 3/25/2039 (e)	5,000	5,061
GNMA II, 15 Year
Pool # MA4559, 3.00%, 7/20/2032	4,242	4,011
Pool # MA7107, 2.50%, 1/20/2036	16,627	15,018
Total Mortgage-Backed Securities (Cost $1,126,917)		1,031,503
Supranational — 2.5%
African Development Bank (Supranational) 0.88%, 3/23/2026	23,000	21,290
Asian Development Bank (Supranational)
0.38%, 6/11/2024	16,000	15,784
2.00%, 1/22/2025	11,000	10,700
Asian Infrastructure Investment Bank (The) (Supranational) 0.50%, 5/28/2025	30,000	28,366
European Bank for Reconstruction & Development (Supranational)
1.50%, 2/13/2025	5,000	4,833
0.50%, 11/25/2025	4,000	3,716
European Investment Bank (Supranational) 3.88%, 3/15/2028	35,000	34,307
Inter-American Development Bank (Supranational)
0.50%, 9/23/2024	5,000	4,869
0.88%, 4/20/2026	56,000	51,743
1.13%, 7/20/2028	39,000	33,955
International Bank for Reconstruction & Development (Supranational)
2.50%, 11/25/2024	25,000	24,509
0.63%, 4/22/2025	89,000	84,716
1.88%, 10/27/2026	34,000	31,750
1.38%, 4/20/2028	37,000	32,759
International Finance Corp. (Supranational) 0.75%, 10/8/2026	6,000	5,448
Total Supranational (Cost $395,855)		388,745
Commercial Mortgage-Backed Securities — 1.9%
Benchmark Mortgage Trust Series 2019-B12, Class A2, 3.00%, 8/15/2052	6,118	6,028
CGMS Commercial Mortgage Trust Series 2017-B1, Class AAB, 3.24%, 8/15/2050	11,831	11,372
Citigroup Commercial Mortgage Trust
Series 2016-C1, Class AAB, 3.00%, 5/10/2049	4,785	4,673
Series 2020-GC46, Class A2, 2.71%, 2/15/2053	20,000	18,418
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	29

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4, 3.72%, 8/15/2048	20,000	19,372
FHLMC, Multi-Family Structured Pass-Through Certificates Series K092, Class A1, 3.13%, 10/25/2028	131,834	126,615
FNMA ACES Series 2017-M10, Class AV2, 2.58%, 7/25/2024 (c)	7,157	7,078
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C, 10.09%, 4/15/2047 (c)	10,000	9,828
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class D, 4.22%, 1/15/2049 (c)	10,000	8,131
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19, Class A3, 3.25%, 12/15/2047	5,552	5,476
Series 2016-C31, Class A5, 3.10%, 11/15/2049	32,000	29,814
Wells Fargo Commercial Mortgage Trust Series 2015-C31, Class A4, 3.70%, 11/15/2048	24,000	23,201
WFRBS Commercial Mortgage Trust
Series 2012-C10, Class B, 3.74%, 12/15/2045	11,074	9,556
Series 2014-C20, Class A5, 4.00%, 5/15/2047	11,023	10,966
Total Commercial Mortgage-Backed Securities (Cost $304,734)		290,528
U.S. Government Agency Securities — 1.5%
FFCB Funding Corp.
2.51%, 4/1/2025	4,000	3,893
3.32%, 2/25/2026	10,000	9,732
3.00%, 8/3/2026	7,000	6,744
1.00%, 10/7/2026	46,000	41,909
0.75%, 12/16/2026	18,000	16,116
FHLB
0.66%, 10/28/2024	10,000	9,691
1.25%, 12/21/2026	75,000	68,672
FHLMC
5.20%, 1/10/2025	5,000	4,987
4.00%, 2/28/2025	20,000	19,761
FNMA 0.50%, 11/7/2025	49,000	45,681
Tennessee Valley Authority 3.88%, 3/15/2028	10,000	9,803
Total U.S. Government Agency Securities (Cost $243,148)		236,989
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — 1.2%
Canada Government Bond 0.75%, 5/19/2026	10,000	9,193
Province of Alberta 1.00%, 5/20/2025	13,000	12,378
Province of British Columbia 0.90%, 7/20/2026	10,000	9,150
Province of Manitoba 1.50%, 10/25/2028	48,000	41,920
Province of Ontario
0.63%, 1/21/2026	22,000	20,348
1.05%, 4/14/2026	8,000	7,406
Province of Quebec
0.60%, 7/23/2025	21,000	19,770
3.63%, 4/13/2028	20,000	19,290
Republic of Panama 8.88%, 9/30/2027	8,000	8,622
Republic of Peru 4.13%, 8/25/2027	36,000	34,809
Republic of Poland 3.25%, 4/6/2026	7,000	6,809
Total Foreign Government Securities (Cost $194,752)		189,695
Asset-Backed Securities — 0.5%
AmeriCredit Automobile Receivables Trust Series 2020-3, Class B, 0.76%, 12/18/2025	7,853	7,814
Capital One Multi-Asset Execution Trust Series 2022-A2, Class A, 3.49%, 5/15/2027	30,000	29,380
CarMax Auto Owner Trust Series 2021-1, Class A3, 0.34%, 12/15/2025	5,122	5,050
Discover Card Execution Note Trust Series 2022-A1, Class A1, 1.96%, 2/15/2027	10,000	9,688
Exeter Automobile Receivables Trust Series 2021-3A, Class C, 0.96%, 10/15/2026	6,193	6,092
Ford Credit Floorplan Master Owner Trust Series 2019-2, Class A, 3.06%, 4/15/2026	8,000	7,977
World Omni Auto Receivables Trust Series 2021-C, Class A3, 0.44%, 8/17/2026	4,962	4,822
Total Asset-Backed Securities (Cost $71,647)		70,823
Municipal Bonds — 0.2% (f)
California — 0.0% ^
University of California, Taxable Series 2020BG, Rev., 0.88%, 5/15/2025	5,000	4,759
Florida — 0.2%
State Board of Administration Finance Corp. Series 2020A, Rev., 1.71%, 7/1/2027	36,000	32,401
Total Municipal Bonds (Cost $39,025)		37,160
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.9%
Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (g) (h) (Cost $130,683)	130,683	130,683
Total Investments — 99.9% (Cost $15,785,895)		15,428,556
Other Assets Less Liabilities — 0.1%		9,425
NET ASSETS — 100.0%		15,437,981

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(b)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $6,680 or 0.04% of the Fund’s
net assets as of February 29, 2024.

(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(d)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	31

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 41.7%
U.S. Treasury Bonds
6.13%, 11/15/2027	2,134,000	2,258,872
6.13%, 8/15/2029	2,100,000	2,281,289
5.38%, 2/15/2031	3,169,000	3,388,354
4.50%, 2/15/2036	2,762,000	2,856,944
4.75%, 2/15/2037	3,811,000	4,022,391
5.00%, 5/15/2037	3,978,000	4,291,268
4.38%, 2/15/2038	4,000,000	4,045,000
4.50%, 5/15/2038	3,747,000	3,830,137
3.50%, 2/15/2039	4,153,000	3,775,985
4.25%, 5/15/2039	4,314,000	4,266,142
4.50%, 8/15/2039	2,015,000	2,046,484
4.38%, 11/15/2039	1,148,000	1,147,462
4.63%, 2/15/2040	2,598,000	2,667,821
1.13%, 5/15/2040	378,000	233,238
4.38%, 5/15/2040	4,256,000	4,238,710
1.13%, 8/15/2040	174,000	106,303
3.88%, 8/15/2040	3,782,000	3,535,579
1.38%, 11/15/2040	6,944,400	4,408,609
1.88%, 2/15/2041	5,922,000	4,080,628
4.75%, 2/15/2041	1,891,000	1,960,731
2.25%, 5/15/2041	5,423,000	3,959,637
1.75%, 8/15/2041	4,364,000	2,906,833
2.00%, 11/15/2041	4,062,000	2,811,666
3.13%, 11/15/2041	1,536,000	1,278,480
2.38%, 2/15/2042	5,398,000	3,968,373
3.13%, 2/15/2042	1,436,000	1,190,758
3.00%, 5/15/2042	789,000	639,337
3.38%, 8/15/2042	3,664,000	3,133,293
2.75%, 11/15/2042	99,000	76,725
4.00%, 11/15/2042	562,000	524,768
3.13%, 2/15/2043	446,000	366,068
3.88%, 2/15/2043	4,338,000	3,973,337
2.88%, 5/15/2043	1,805,000	1,420,591
3.63%, 8/15/2043	808,000	712,303
4.38%, 8/15/2043	2,750,000	2,693,281
3.75%, 11/15/2043	600,000	538,031
4.75%, 11/15/2043	100,000	102,938
3.63%, 2/15/2044	493,000	433,378
3.00%, 11/15/2044	37,000	29,351
2.50%, 2/15/2045	4,853,000	3,517,667
2.88%, 8/15/2045	4,081,000	3,151,297
2.50%, 5/15/2046	4,045,000	2,895,335
2.25%, 8/15/2046	1,239,000	841,552
3.00%, 2/15/2047	174,000	135,965
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

3.00%, 5/15/2047	4,610,000	3,597,241
2.88%, 5/15/2049	3,269,000	2,471,670
2.25%, 8/15/2049	3,980,000	2,636,750
2.38%, 11/15/2049	6,078,000	4,134,939
2.00%, 2/15/2050	5,760,000	3,587,400
1.25%, 5/15/2050	10,052,000	5,106,102
1.38%, 8/15/2050	4,679,000	2,456,475
1.63%, 11/15/2050	9,658,000	5,425,080
1.88%, 2/15/2051	6,689,000	4,006,084
2.38%, 5/15/2051	5,783,000	3,904,429
2.00%, 8/15/2051	6,025,000	3,712,906
1.88%, 11/15/2051	5,513,000	3,287,126
2.25%, 2/15/2052	5,457,000	3,571,777
2.88%, 5/15/2052	3,484,000	2,624,976
3.00%, 8/15/2052	4,204,000	3,252,188
4.00%, 11/15/2052	898,000	841,173
3.63%, 2/15/2053	3,047,000	2,665,173
3.63%, 5/15/2053	1,408,000	1,232,660
4.13%, 8/15/2053	2,848,000	2,728,740
4.75%, 11/15/2053	1,000,000	1,064,688
4.25%, 2/15/2054	252,000	247,354
U.S. Treasury Notes
0.38%, 9/15/2024	2,824,000	2,750,863
1.50%, 9/30/2024	122,000	119,398
0.63%, 10/15/2024	205,000	199,258
4.13%, 1/31/2025	488,000	483,749
1.13%, 2/28/2025	2,837,000	2,729,504
2.75%, 2/28/2025	3,137,000	3,067,398
4.63%, 2/28/2025	429,000	427,190
2.63%, 4/15/2025	1,928,000	1,878,520
2.88%, 4/30/2025	4,526,000	4,419,391
3.88%, 4/30/2025	4,467,000	4,412,558
2.13%, 5/15/2025	4,121,000	3,986,424
2.75%, 5/15/2025	3,402,000	3,315,488
0.25%, 5/31/2025	4,718,300	4,453,264
2.88%, 5/31/2025	6,189,000	6,036,934
4.25%, 5/31/2025	4,433,000	4,396,462
2.88%, 6/15/2025	4,483,000	4,369,874
0.25%, 6/30/2025	4,847,000	4,561,103
2.75%, 6/30/2025	2,525,000	2,457,042
4.63%, 6/30/2025	1,606,000	1,600,856
3.00%, 7/15/2025	949,000	925,757
0.25%, 7/31/2025	3,859,000	3,618,566
2.88%, 7/31/2025	3,684,000	3,585,136
4.75%, 7/31/2025	2,458,000	2,454,928
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
2.00%, 8/15/2025	1,564,000	1,502,234
0.25%, 8/31/2025	3,157,000	2,950,685
0.25%, 9/30/2025	16,971,000	15,810,210
4.25%, 10/15/2025	2,000,000	1,983,828
0.25%, 10/31/2025	16,349,000	15,181,579
3.00%, 10/31/2025	621,000	603,631
5.00%, 10/31/2025	3,795,000	3,809,824
2.25%, 11/15/2025	1,723,000	1,653,272
0.38%, 11/30/2025	4,065,000	3,771,240
4.00%, 12/15/2025	10,000	9,878
0.38%, 12/31/2025	4,028,000	3,726,372
2.63%, 12/31/2025	2,475,000	2,386,345
4.25%, 12/31/2025	22,000	21,830
0.38%, 1/31/2026	15,546,000	14,334,505
1.63%, 2/15/2026	584,000	551,333
4.00%, 2/15/2026	2,155,000	2,129,409
0.50%, 2/28/2026	22,800,000	21,018,750
2.50%, 2/28/2026	3,004,000	2,883,253
4.63%, 3/15/2026	1,503,000	1,503,000
0.75%, 3/31/2026	3,577,000	3,307,328
2.25%, 3/31/2026	2,971,000	2,833,591
0.75%, 4/30/2026	1,242,000	1,144,775
0.75%, 5/31/2026	400,000	367,719
4.50%, 7/15/2026	500,000	499,609
0.63%, 7/31/2026	939,000	856,104
1.50%, 8/15/2026	3,478,000	3,235,899
1.38%, 8/31/2026	1,096,000	1,015,598
0.88%, 9/30/2026	4,763,000	4,349,959
1.63%, 9/30/2026	2,943,000	2,740,899
1.13%, 10/31/2026	9,361,000	8,579,942
1.63%, 10/31/2026	3,770,000	3,501,977
2.00%, 11/15/2026	4,605,000	4,317,547
4.63%, 11/15/2026	1,000,000	1,003,750
1.25%, 11/30/2026	1,582,000	1,451,979
1.63%, 11/30/2026	2,895,000	2,685,339
4.38%, 12/15/2026	100,000	99,805
1.25%, 12/31/2026	3,325,000	3,046,531
1.75%, 12/31/2026	4,409,000	4,096,925
1.50%, 1/31/2027	4,082,000	3,757,991
2.25%, 2/15/2027	4,606,000	4,330,720
1.13%, 2/28/2027	4,766,000	4,329,986
1.88%, 2/28/2027	4,627,000	4,299,134
0.63%, 3/31/2027	2,610,000	2,329,017
2.50%, 3/31/2027	4,187,000	3,959,332
2.75%, 4/30/2027	3,896,000	3,706,983
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.38%, 5/15/2027	2,420,000	2,274,989
2.63%, 5/31/2027	4,534,000	4,292,423
0.50%, 6/30/2027	4,882,000	4,299,593
3.25%, 6/30/2027	4,366,000	4,214,213
0.38%, 7/31/2027	697,000	609,222
2.75%, 7/31/2027	4,475,000	4,244,957
2.25%, 8/15/2027	4,577,000	4,266,980
0.50%, 8/31/2027	5,077,000	4,445,548
3.13%, 8/31/2027	2,278,000	2,186,168
0.38%, 9/30/2027	3,782,000	3,286,794
4.13%, 9/30/2027	1,323,000	1,312,354
0.50%, 10/31/2027	5,823,000	5,069,194
4.13%, 10/31/2027	750,000	743,906
2.25%, 11/15/2027	4,041,000	3,752,132
0.63%, 11/30/2027	8,731,000	7,617,115
3.88%, 11/30/2027	2,983,000	2,933,594
0.63%, 12/31/2027	4,604,000	4,004,761
3.88%, 12/31/2027	2,449,000	2,408,247
0.75%, 1/31/2028	4,621,000	4,029,656
2.75%, 2/15/2028	1,743,000	1,643,186
1.13%, 2/29/2028	4,529,000	4,001,088
4.00%, 2/29/2028	4,061,000	4,011,189
1.25%, 3/31/2028	4,631,000	4,103,500
3.63%, 3/31/2028	4,276,000	4,164,423
1.25%, 4/30/2028	4,628,000	4,091,441
3.50%, 4/30/2028	4,370,000	4,234,803
2.88%, 5/15/2028	4,355,000	4,115,135
1.25%, 5/31/2028	4,666,000	4,115,922
3.63%, 5/31/2028	4,232,000	4,119,918
1.25%, 6/30/2028	3,148,000	2,770,978
1.00%, 7/31/2028	4,240,000	3,682,506
2.88%, 8/15/2028	4,304,000	4,056,520
1.13%, 8/31/2028	4,074,000	3,549,791
4.88%, 10/31/2028	3,714,000	3,804,819
3.13%, 11/15/2028	2,140,000	2,034,672
4.38%, 11/30/2028	1,000,000	1,004,297
3.75%, 12/31/2028	1,135,000	1,109,285
2.63%, 2/15/2029	1,568,000	1,452,850
1.88%, 2/28/2029	5,034,000	4,495,598
2.38%, 3/31/2029	1,305,000	1,192,648
2.88%, 4/30/2029	4,299,000	4,022,924
2.38%, 5/15/2029	4,689,000	4,277,980
2.75%, 5/31/2029	4,576,000	4,251,033
3.25%, 6/30/2029	3,118,000	2,966,241
2.63%, 7/31/2029	4,736,000	4,363,040
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	33

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
1.63%, 8/15/2029	5,982,000	5,233,783
3.13%, 8/31/2029	4,257,000	4,017,876
3.88%, 9/30/2029	3,960,000	3,881,419
4.00%, 10/31/2029	3,995,000	3,938,820
1.75%, 11/15/2029	4,319,000	3,787,561
3.88%, 11/30/2029	4,296,000	4,209,073
3.88%, 12/31/2029	3,712,000	3,635,730
3.50%, 1/31/2030	4,337,000	4,161,826
1.50%, 2/15/2030	6,212,000	5,315,143
4.00%, 2/28/2030	4,153,000	4,091,678
3.63%, 3/31/2030	4,245,000	4,097,420
3.50%, 4/30/2030	4,309,000	4,128,561
0.63%, 5/15/2030	11,740,000	9,425,936
3.75%, 5/31/2030	4,457,000	4,327,817
3.75%, 6/30/2030	3,760,000	3,650,138
4.00%, 7/31/2030	3,619,000	3,563,019
0.63%, 8/15/2030	4,136,000	3,292,967
4.13%, 8/31/2030	4,003,000	3,967,348
4.63%, 9/30/2030	2,605,000	2,656,286
4.88%, 10/31/2030	1,522,000	1,573,843
0.88%, 11/15/2030	5,286,000	4,255,230
4.38%, 11/30/2030	3,621,000	3,641,368
3.75%, 12/31/2030	2,316,000	2,244,711
4.00%, 1/31/2031	20,000	19,678
1.13%, 2/15/2031	5,084,000	4,145,843
1.63%, 5/15/2031	5,222,000	4,377,505
1.25%, 8/15/2031	5,468,000	4,427,371
1.38%, 11/15/2031	4,520,000	3,669,675
1.88%, 2/15/2032	4,339,000	3,644,082
2.88%, 5/15/2032	4,837,000	4,372,950
2.75%, 8/15/2032	3,688,000	3,292,693
4.13%, 11/15/2032	4,318,000	4,272,796
3.50%, 2/15/2033	4,575,000	4,316,227
3.38%, 5/15/2033	738,000	688,646
3.88%, 8/15/2033	1,417,000	1,374,711
Total U.S. Treasury Obligations (Cost $736,158,392)		686,554,485
Mortgage-Backed Securities — 26.4%
FHLMC Gold Pools, 15 Year
Pool # J10548, 4.00%, 8/1/2024	1,718	1,709
Pool # J15449, 4.00%, 5/1/2026	27,647	27,275
Pool # G14781, 3.50%, 3/1/2027	14,761	14,395
Pool # G15201, 4.00%, 5/1/2027	3,011	2,981
Pool # J20129, 2.50%, 8/1/2027	38,791	37,341
Pool # G15438, 4.00%, 9/1/2027	3,558	3,504
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # G15602, 2.50%, 11/1/2027	25,958	25,007
Pool # E09028, 2.00%, 3/1/2028	52,104	49,459
Pool # J23362, 2.00%, 4/1/2028	50,196	47,606
Pool # G18466, 2.00%, 5/1/2028	7,223	6,844
Pool # G18465, 2.50%, 5/1/2028	13,491	12,908
Pool # G15601, 2.50%, 1/1/2029	28,655	27,417
Pool # G14957, 3.50%, 1/1/2029	66,227	64,334
Pool # G16570, 4.00%, 7/1/2029	1,637	1,616
Pool # G18540, 2.50%, 2/1/2030	19,528	18,428
Pool # G18556, 2.50%, 6/1/2030	25,904	24,378
Pool # V60840, 3.00%, 6/1/2030	6,413	6,131
Pool # G16622, 3.00%, 11/1/2030	26,097	24,869
Pool # G16019, 3.50%, 12/1/2030	6,849	6,746
Pool # J36524, 3.00%, 3/1/2032	85,958	81,241
Pool # J36660, 3.00%, 3/1/2032	26,488	24,935
Pool # G16568, 2.50%, 4/1/2033	2,400	2,215
FHLMC Gold Pools, 30 Year
Pool # V81680, 4.50%, 12/1/2034	65,697	63,934
Pool # A30892, 5.00%, 1/1/2035	49,629	49,318
Pool # A39210, 5.50%, 10/1/2035	16,677	16,957
Pool # V83754, 5.50%, 1/1/2036	28,058	28,527
Pool # A82255, 5.50%, 9/1/2036	99,046	100,700
Pool # G03381, 5.50%, 9/1/2037	18,121	18,425
Pool # A89760, 4.50%, 12/1/2039	17,658	17,248
Pool # A92197, 5.00%, 5/1/2040	49,817	49,504
Pool # G06856, 6.00%, 5/1/2040	3,376	3,487
Pool # A93359, 4.00%, 8/1/2040	828	789
Pool # G06222, 4.00%, 1/1/2041	175,473	165,480
Pool # G07794, 5.50%, 6/1/2041	8,525	8,668
Pool # Q03516, 4.50%, 9/1/2041	19,803	19,343
Pool # Q04088, 3.50%, 10/1/2041	17,215	15,797
Pool # Q04688, 4.00%, 11/1/2041	2,688	2,529
Pool # G08477, 3.50%, 2/1/2042	4	4
Pool # Q06771, 3.00%, 3/1/2042	33,046	29,595
Pool # C03858, 3.50%, 4/1/2042	88,070	80,743
Pool # Q08646, 3.50%, 6/1/2042	19,007	17,420
Pool # G60737, 4.50%, 8/1/2042	2,084	2,036
Pool # Q11220, 3.50%, 9/1/2042	74,771	68,519
Pool # Q13477, 3.00%, 12/1/2042	2,320	2,063
Pool # Q14321, 3.00%, 12/1/2042	25,663	22,824
Pool # C04420, 3.00%, 1/1/2043	148,217	131,973
Pool # Q14694, 3.00%, 1/1/2043	2,559	2,276
Pool # G61723, 3.50%, 1/1/2043	58,739	54,000
Pool # C09031, 2.50%, 2/1/2043	79,864	68,146
Pool # V80026, 3.00%, 4/1/2043	45,399	40,375
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # Q17374, 4.00%, 4/1/2043	2,870	2,735
Pool # Z40090, 4.50%, 9/1/2044	24,371	23,684
Pool # G61617, 4.50%, 1/1/2045	19,128	18,687
Pool # G08651, 4.00%, 6/1/2045	85,056	80,188
Pool # G08653, 3.00%, 7/1/2045	41,290	36,445
Pool # Q35223, 4.00%, 8/1/2045	9,394	8,712
Pool # G60238, 3.50%, 10/1/2045	591,762	539,931
Pool # G60506, 3.50%, 4/1/2046	33,670	30,702
Pool # G08710, 3.00%, 6/1/2046	28,283	24,795
Pool # Q41024, 3.00%, 6/1/2046	494,602	434,638
Pool # G08724, 2.50%, 9/1/2046	10,631	9,018
Pool # G61070, 3.00%, 9/1/2046	412,635	366,955
Pool # G61730, 3.00%, 9/1/2046	111,605	99,262
Pool # G61235, 4.50%, 9/1/2046	19,496	18,947
Pool # G08736, 2.50%, 12/1/2046	11,167	9,432
Pool # Q45872, 3.00%, 1/1/2047	284,260	248,481
Pool # G08747, 3.00%, 2/1/2047	144,750	126,562
Pool # G61623, 3.00%, 4/1/2047	21,236	18,695
Pool # G60985, 3.00%, 5/1/2047	79,449	69,596
Pool # G60996, 3.50%, 5/1/2047	6,483	5,912
Pool # Q47884, 4.00%, 5/1/2047	18,861	17,764
Pool # V83233, 4.00%, 6/1/2047	80,057	75,375
Pool # G08775, 4.00%, 8/1/2047	27,176	25,370
Pool # Q50152, 4.00%, 8/1/2047	64,231	60,434
Pool # Q51268, 3.50%, 10/1/2047	42,187	38,281
Pool # G08787, 3.00%, 11/1/2047	258,418	225,514
Pool # G61681, 3.00%, 12/1/2047	5,920	5,167
Pool # Q52866, 3.00%, 12/1/2047	22,755	20,065
Pool # G08793, 4.00%, 12/1/2047	25,497	23,964
Pool # Q53751, 3.50%, 1/1/2048	75,679	68,672
Pool # G08812, 3.00%, 4/1/2048	9,185	8,015
Pool # G61866, 4.00%, 6/1/2048	19,883	18,746
Pool # G08842, 4.00%, 10/1/2048	10,538	9,848
Pool # G61885, 4.50%, 11/1/2048	24,082	23,229
Pool # G08862, 4.00%, 2/1/2049	17,232	16,118
Pool # Q61487, 4.00%, 2/1/2049	30,216	28,336
Pool # G08876, 3.50%, 5/1/2049	33,630	30,439
FHLMC UMBS, 15 Year
Pool # ZS5890, 4.00%, 7/1/2024	5,872	5,844
Pool # ZK2080, 4.00%, 1/1/2025	7,012	6,935
Pool # ZA2587, 4.00%, 9/1/2025	2,191	2,161
Pool # ZK2723, 3.50%, 11/1/2025	5,301	5,209
Pool # ZK3540, 3.00%, 9/1/2026	28,866	28,104
Pool # ZS8460, 3.00%, 4/1/2027	9,658	9,360
Pool # SB0031, 3.50%, 10/1/2027	10,397	10,217
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # ZS6674, 2.50%, 4/1/2028	852	815
Pool # ZS7140, 2.00%, 1/1/2029	131,297	123,952
Pool # ZS7751, 3.00%, 1/1/2029	64,336	62,015
Pool # SB0071, 2.50%, 5/1/2030	16,412	15,740
Pool # ZS7331, 3.00%, 12/1/2030	19,064	18,150
Pool # ZS7888, 2.50%, 10/1/2032	2,529	2,348
Pool # ZK9070, 3.00%, 11/1/2032	510,099	481,411
Pool # SB0256, 4.00%, 11/1/2033	12,305	12,208
Pool # SB0077, 3.50%, 10/1/2034	35,725	34,150
Pool # SB0302, 3.00%, 4/1/2035	409,631	383,234
Pool # QN2407, 2.00%, 6/1/2035	109,322	97,171
Pool # SB8500, 2.50%, 7/1/2035	310,923	283,485
Pool # RC1712, 1.50%, 12/1/2035	983,272	853,940
Pool # SB8090, 2.50%, 2/1/2036	836,999	764,972
Pool # QN6095, 2.00%, 5/1/2036	128,399	114,127
Pool # QN6718, 2.00%, 6/1/2036	274,017	243,368
Pool # QN8347, 1.50%, 10/1/2036	317,709	274,125
Pool # SB8127, 1.50%, 11/1/2036	316,356	272,954
Pool # SB8131, 1.50%, 12/1/2036	640,938	553,000
Pool # SB8136, 1.50%, 1/1/2037	405,989	350,284
Pool # SB8140, 1.50%, 2/1/2037	492,180	424,344
Pool # SB8141, 2.00%, 2/1/2037	1,606,844	1,417,459
Pool # SB8147, 1.50%, 4/1/2037	849,793	733,156
FHLMC UMBS, 20 Year
Pool # ZA2277, 3.00%, 9/1/2032	59,260	55,541
Pool # ZJ9491, 3.50%, 12/1/2032	13,204	12,601
Pool # ZS9164, 3.00%, 9/1/2033	2,539	2,371
Pool # SC0107, 3.50%, 11/1/2034	4,760	4,553
Pool # ZA2463, 3.50%, 6/1/2037	26,197	24,612
Pool # RB5026, 2.50%, 11/1/2039	33,322	29,086
Pool # QK0157, 2.50%, 1/1/2040	15,272	13,271
Pool # RB5032, 2.50%, 2/1/2040	27,233	23,710
Pool # RB5037, 2.50%, 3/1/2040	2,732	2,377
Pool # RB5043, 2.50%, 4/1/2040	36,721	31,925
Pool # RB5048, 2.50%, 5/1/2040	78,901	68,564
Pool # SC0131, 1.50%, 3/1/2041	191,811	154,101
Pool # SC0134, 1.50%, 3/1/2041	196,842	158,111
Pool # RB5145, 2.00%, 2/1/2042	1,469,069	1,224,593
Pool # RB5154, 2.50%, 4/1/2042	879,584	749,984
Pool # RB5166, 3.00%, 7/1/2042	889,141	786,312
FHLMC UMBS, 30 Year
Pool # ZI3765, 5.50%, 11/1/2035	25,084	25,468
Pool # ZS2546, 5.00%, 2/1/2039	14,482	14,370
Pool # ZJ0449, 4.00%, 9/1/2040	18,586	17,498
Pool # ZL3548, 3.50%, 8/1/2042	56,784	51,956
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	35

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # ZA4209, 3.00%, 4/1/2043	696,728	618,740
Pool # ZS3712, 3.50%, 4/1/2043	138,531	126,969
Pool # ZS4077, 3.50%, 1/1/2044	18,922	17,339
Pool # ZS4592, 4.00%, 11/1/2044	125,424	118,077
Pool # ZS4609, 3.00%, 4/1/2045	34,293	30,281
Pool # ZS9618, 3.50%, 3/1/2046	407,361	371,254
Pool # SD0146, 3.00%, 11/1/2046	113,326	99,320
Pool # ZM2209, 3.50%, 12/1/2046	272,862	247,242
Pool # SD0388, 3.50%, 6/1/2047	407,479	371,627
Pool # ZS4729, 3.00%, 8/1/2047	268,738	234,341
Pool # ZM4635, 4.00%, 11/1/2047	380,782	357,363
Pool # SD0225, 3.00%, 12/1/2047	521,300	455,794
Pool # ZT0534, 3.50%, 12/1/2047	266,708	243,061
Pool # ZS4750, 3.00%, 1/1/2048	21,803	18,996
Pool # SD0343, 3.00%, 3/1/2048	702,678	622,669
Pool # SI2002, 4.00%, 3/1/2048	435,309	408,372
Pool # ZM6887, 3.00%, 5/1/2048	38,540	33,555
Pool # ZM7669, 3.50%, 8/1/2048	66,811	60,053
Pool # ZN4476, 3.50%, 12/1/2048	239,454	216,968
Pool # ZA6286, 4.00%, 2/1/2049	114,638	107,140
Pool # ZT1776, 3.50%, 3/1/2049	20,710	18,727
Pool # ZN5087, 4.00%, 4/1/2049	94,956	89,429
Pool # ZT1864, 4.00%, 4/1/2049	2,725	2,540
Pool # ZT1951, 3.50%, 5/1/2049	6,706	6,061
Pool # ZT1952, 4.00%, 5/1/2049	43,616	40,574
Pool # QA4907, 3.00%, 6/1/2049	103,075	90,079
Pool # ZT2086, 3.50%, 6/1/2049	37,080	33,506
Pool # SD7502, 3.50%, 7/1/2049	110,137	100,226
Pool # SD8001, 3.50%, 7/1/2049	13,137	11,849
Pool # SD7501, 4.00%, 7/1/2049	67,859	63,910
Pool # QA1997, 3.00%, 8/1/2049	16,574	14,377
Pool # RA1202, 3.50%, 8/1/2049	366,599	331,260
Pool # SD8005, 3.50%, 8/1/2049	46,120	41,610
Pool # SD8006, 4.00%, 8/1/2049	27,280	25,339
Pool # SD8023, 2.50%, 11/1/2049	7,714	6,399
Pool # QA4509, 3.00%, 11/1/2049	328,920	285,051
Pool # SD8025, 3.50%, 11/1/2049	138,360	125,247
Pool # SD8029, 2.50%, 12/1/2049	145,464	120,651
Pool # RA1878, 3.50%, 12/1/2049	99,513	89,919
Pool # SD8037, 2.50%, 1/1/2050	388,170	321,957
Pool # QA7416, 3.00%, 2/1/2050	356,086	308,299
Pool # QA7554, 3.00%, 2/1/2050	888,020	775,341
Pool # RA2116, 3.00%, 2/1/2050	519,902	451,031
Pool # SD0303, 2.50%, 4/1/2050	658,455	548,195
Pool # QA9653, 3.50%, 5/1/2050	31,930	28,878
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # SD8080, 2.00%, 6/1/2050	58,873	46,675
Pool # QB1691, 2.00%, 7/1/2050	786,380	623,453
Pool # RA3727, 2.00%, 10/1/2050	1,808,436	1,439,634
Pool # SD8104, 1.50%, 11/1/2050	1,178,882	880,498
Pool # RA4197, 2.50%, 12/1/2050	498,715	412,739
Pool # RA4349, 2.50%, 1/1/2051	322,458	268,202
Pool # QB8583, 1.50%, 2/1/2051	1,178,072	883,135
Pool # SD8140, 2.00%, 4/1/2051	373,811	295,544
Pool # SD8142, 3.00%, 4/1/2051	981,942	848,254
Pool # SD8145, 1.50%, 5/1/2051	1,005,145	752,978
Pool # QC2565, 2.00%, 6/1/2051	1,722,383	1,360,668
Pool # QC3259, 2.00%, 6/1/2051	323,237	254,157
Pool # SD8158, 3.50%, 6/1/2051	271,674	242,720
Pool # QC5125, 2.00%, 8/1/2051	257,227	203,100
Pool # QC6057, 2.50%, 8/1/2051	247,438	204,280
Pool # SD8163, 3.50%, 8/1/2051	109,847	98,245
Pool # RA5832, 2.50%, 9/1/2051	683,101	567,273
Pool # SD8168, 3.00%, 9/1/2051	224,364	192,653
Pool # SD0688, 2.50%, 10/1/2051	4,178,306	3,460,132
Pool # SD8173, 2.50%, 10/1/2051	1,070,503	883,124
Pool # QC8788, 3.00%, 10/1/2051	1,778,908	1,521,779
Pool # QD3500, 2.50%, 12/1/2051	1,720,311	1,429,979
Pool # RA6649, 2.00%, 1/1/2052	4,588,751	3,610,832
Pool # RA6694, 2.00%, 1/1/2052	446,471	351,799
Pool # SD0963, 3.50%, 1/1/2052	989,140	881,205
Pool # RA6816, 2.00%, 2/1/2052	233,079	183,257
Pool # SD0897, 2.00%, 2/1/2052	912,038	725,398
Pool # SD8199, 2.00%, 3/1/2052	931,999	734,414
Pool # SD8204, 2.00%, 4/1/2052	1,829,269	1,440,555
Pool # QD9578, 2.50%, 4/1/2052	1,467,845	1,208,236
Pool # QD9765, 2.50%, 4/1/2052	1,445,025	1,189,898
Pool # SD8205, 2.50%, 4/1/2052	496,307	408,773
Pool # SD0945, 3.50%, 4/1/2052	1,031,712	918,784
Pool # SD1461, 3.00%, 5/1/2052	924,064	798,236
Pool # SD8214, 3.50%, 5/1/2052	1,081,059	962,536
Pool # SD1840, 3.00%, 6/1/2052	455,009	391,590
Pool # SD1406, 2.00%, 8/1/2052	464,271	365,544
Pool # RA8112, 4.50%, 10/1/2052	1,850,085	1,751,661
Pool # SD2381, 5.50%, 3/1/2053	2,315,830	2,311,886
Pool # SD2572, 5.50%, 3/1/2053	941,267	940,625
Pool # SD2580, 6.00%, 3/1/2053	959,094	964,717
Pool # RA8736, 6.50%, 3/1/2053	905,295	924,289
Pool # SD8322, 4.50%, 5/1/2053	95,915	90,815
Pool # RA9469, 6.50%, 7/1/2053	2,300,447	2,348,712
Pool # SD8373, 6.00%, 11/1/2053	1,940,723	1,949,321
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
FNMA UMBS, 15 Year
Pool # AC8711, 4.00%, 12/1/2024	44,389	43,900
Pool # AC7007, 4.50%, 1/1/2025	3,272	3,245
Pool # AL9580, 4.00%, 3/1/2025	1,840	1,826
Pool # 932724, 4.00%, 4/1/2025	1,670	1,652
Pool # AE0971, 4.00%, 5/1/2025	2,722	2,704
Pool # AE0939, 3.50%, 2/1/2026	14,677	14,459
Pool # FM2968, 4.00%, 5/1/2026	3,893	3,838
Pool # AJ6632, 3.00%, 11/1/2026	22,379	21,777
Pool # AJ9357, 3.50%, 1/1/2027	44,621	43,589
Pool # AK4047, 3.00%, 2/1/2027	8,652	8,395
Pool # AL4586, 4.00%, 2/1/2027	14,579	14,364
Pool # AO0527, 3.00%, 5/1/2027	12,414	11,986
Pool # AO4400, 2.50%, 7/1/2027	27,301	26,039
Pool # AL8138, 4.00%, 9/1/2027	7,681	7,598
Pool # AB6811, 2.50%, 10/1/2027	8,230	7,889
Pool # AQ9442, 2.00%, 12/1/2027	18,138	17,224
Pool # AB8447, 2.50%, 2/1/2028	14,936	14,298
Pool # AR4180, 2.50%, 2/1/2028	6,784	6,494
Pool # AL3802, 3.00%, 2/1/2028	39,356	38,071
Pool # AB8787, 2.00%, 3/1/2028	47,483	45,010
Pool # AP6059, 2.00%, 6/1/2028	5,949	5,616
Pool # BM5381, 3.00%, 6/1/2028	44,315	42,838
Pool # BM1892, 2.50%, 9/1/2028	13,520	12,982
Pool # AS0761, 3.00%, 10/1/2028	18,607	17,878
Pool # AU6961, 3.00%, 10/1/2028	36,324	34,930
Pool # AL6132, 4.50%, 3/1/2029	2,153	2,138
Pool # FM1105, 2.50%, 6/1/2029	29,249	27,996
Pool # AS3345, 2.00%, 7/1/2029	10,396	9,689
Pool # MA2061, 3.00%, 10/1/2029	49,813	47,617
Pool # FM1465, 3.00%, 5/1/2030	73,771	70,962
Pool # 890666, 2.00%, 6/1/2030	19,387	18,257
Pool # MA2684, 3.00%, 7/1/2031	93,373	88,586
Pool # AL9418, 3.50%, 8/1/2031	29,208	28,253
Pool # BD5647, 2.00%, 11/1/2031	13,614	12,522
Pool # 890776, 3.50%, 11/1/2031	18,470	17,912
Pool # BM5490, 3.50%, 11/1/2031	11,831	11,484
Pool # AS8708, 2.50%, 2/1/2032	2,695	2,511
Pool # BM4993, 3.50%, 3/1/2032	21,995	21,409
Pool # BM4741, 3.00%, 4/1/2032	7,976	7,668
Pool # FM1645, 3.00%, 4/1/2032	99,152	95,076
Pool # MA3124, 2.50%, 9/1/2032	29,461	27,349
Pool # FM3099, 3.50%, 9/1/2032	22,095	21,659
Pool # CA0775, 2.50%, 11/1/2032	22,033	20,283
Pool # MA3188, 3.00%, 11/1/2032	15,976	15,083
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # BH7081, 2.50%, 12/1/2032	31,110	28,851
Pool # BH8720, 3.50%, 12/1/2032	30,111	28,784
Pool # FM1161, 2.50%, 1/1/2033	30,810	28,820
Pool # FM1691, 2.50%, 1/1/2033	11,932	11,255
Pool # CA9078, 3.00%, 9/1/2033	358,613	341,513
Pool # FM1123, 4.00%, 9/1/2033	1,895	1,846
Pool # FM2153, 4.00%, 11/1/2033	32,323	31,977
Pool # BD9105, 4.00%, 1/1/2034	28,420	27,770
Pool # BM5306, 4.00%, 1/1/2034	4,006	3,889
Pool # FM1733, 3.50%, 5/1/2034	517,459	496,906
Pool # FM6946, 3.00%, 7/1/2034	4,452	4,227
Pool # BO1822, 3.50%, 7/1/2034	57,399	54,691
Pool # MA3764, 2.50%, 9/1/2034	7,226	6,622
Pool # MA3910, 2.00%, 1/1/2035	23,462	20,926
Pool # FM3569, 3.00%, 1/1/2035	95,284	90,491
Pool # FM7941, 2.50%, 2/1/2035	292,084	273,224
Pool # FM2708, 3.00%, 3/1/2035	44,047	42,056
Pool # MA4075, 2.50%, 7/1/2035	350,152	320,004
Pool # CA7497, 2.50%, 10/1/2035	1,031,915	943,062
Pool # BP7572, 2.50%, 11/1/2035	666,482	607,025
Pool # FM5396, 2.00%, 12/1/2035	670,532	597,503
Pool # BR3349, 1.50%, 1/1/2036	1,244,456	1,079,942
Pool # BR1309, 2.00%, 1/1/2036	463,591	412,083
Pool # FM5537, 2.00%, 1/1/2036	524,983	466,645
Pool # FM5797, 2.00%, 1/1/2036	512,216	455,311
Pool # FM5367, 1.50%, 2/1/2036	393,802	341,498
Pool # CB0305, 1.50%, 5/1/2036	801,727	695,236
Pool # FM7843, 1.50%, 6/1/2036	72,896	63,212
Pool # MA4430, 1.00%, 8/1/2036	155,870	131,278
Pool # BT0273, 1.50%, 9/1/2036	395,718	342,941
Pool # MA4417, 1.50%, 9/1/2036	309,394	267,158
Pool # MA4418, 2.00%, 9/1/2036	148,254	131,728
Pool # MA4441, 1.50%, 10/1/2036	433,991	375,000
Pool # BT9452, 1.50%, 11/1/2036	157,755	136,101
Pool # FM9247, 2.00%, 11/1/2036	320,984	283,115
Pool # MA4497, 2.00%, 12/1/2036	2,213,553	1,955,157
Pool # BV7189, 2.00%, 3/1/2037	816,350	721,001
Pool # MA4581, 1.50%, 4/1/2037	844,744	728,837
Pool # MA4582, 2.00%, 4/1/2037	1,085,492	958,713
Pool # FS2037, 1.50%, 5/1/2037	845,195	729,158
Pool # FS3117, 2.50%, 5/1/2037	1,715,249	1,561,636
Pool # FS4274, 3.00%, 5/1/2037	1,781,778	1,656,154
Pool # MA4604, 3.00%, 5/1/2037	800,969	741,983
Pool # FS4059, 1.50%, 8/1/2037	2,257,772	1,947,855
Pool # FS4794, 2.00%, 8/1/2037	4,615,989	4,077,058
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	37

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # FS4756, 2.50%, 8/1/2037	1,826,583	1,659,563
FNMA UMBS, 20 Year
Pool # AE6799, 4.50%, 11/1/2030	1,546	1,513
Pool # MA0885, 3.50%, 10/1/2031	22,515	21,546
Pool # AB4853, 3.00%, 4/1/2032	23,122	21,711
Pool # MA1058, 3.00%, 5/1/2032	10,255	9,635
Pool # MA1165, 3.00%, 9/1/2032	57,169	53,655
Pool # MA2079, 4.00%, 11/1/2034	11,474	11,091
Pool # AL7654, 3.00%, 9/1/2035	52,312	48,282
Pool # MA2472, 3.00%, 12/1/2035	10,542	9,730
Pool # FM1133, 4.00%, 6/1/2036	24,585	23,766
Pool # BM3089, 4.00%, 8/1/2037	436,735	418,993
Pool # MA3099, 4.00%, 8/1/2037	1,841	1,771
Pool # BM5330, 2.50%, 12/1/2037	33,919	30,331
Pool # FM3204, 4.00%, 10/1/2038	28,531	27,245
Pool # MA4072, 2.50%, 7/1/2040	131,908	113,175
Pool # MA4128, 2.00%, 9/1/2040	1,238,963	1,040,562
Pool # MA4204, 2.00%, 12/1/2040	772,775	648,614
Pool # CA9019, 2.00%, 2/1/2041	323,576	271,671
Pool # MA4310, 1.50%, 4/1/2041	709,906	570,072
Pool # MA4422, 2.00%, 9/1/2041	363,567	303,666
Pool # FS0316, 1.50%, 11/1/2041	607,908	487,392
Pool # MA4474, 2.00%, 11/1/2041	463,766	387,020
Pool # MA4519, 1.50%, 1/1/2042	475,460	381,198
Pool # MA4521, 2.50%, 1/1/2042	498,929	431,485
Pool # BV7697, 2.50%, 4/1/2042	892,911	771,368
Pool # MA4587, 2.50%, 4/1/2042	410,507	354,760
Pool # MA4632, 3.00%, 6/1/2042	1,070,213	946,912
FNMA UMBS, 30 Year
Pool # 254447, 6.00%, 9/1/2032	17,994	18,389
Pool # 711215, 5.50%, 6/1/2033	15,857	16,099
Pool # AA1005, 5.00%, 12/1/2033	11,016	10,931
Pool # 725232, 5.00%, 3/1/2034	8,347	8,282
Pool # 725228, 6.00%, 3/1/2034	43,023	44,144
Pool # 790003, 6.00%, 8/1/2034	12,846	13,152
Pool # 735503, 6.00%, 4/1/2035	31,199	32,104
Pool # 190360, 5.00%, 8/1/2035	23,332	23,151
Pool # 904601, 6.00%, 11/1/2036	33,725	34,786
Pool # 888538, 5.50%, 1/1/2037	17,689	17,961
Pool # AB0284, 6.00%, 2/1/2037	31,452	32,440
Pool # AL2627, 5.00%, 7/1/2037	15,372	15,253
Pool # 956965, 6.50%, 12/1/2037	11,471	11,770
Pool # BH7907, 6.50%, 12/1/2037	17,223	18,179
Pool # 961793, 5.00%, 3/1/2038	62,069	61,589
Pool # 985661, 5.50%, 6/1/2038	12,477	12,668
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # AU7519, 3.50%, 9/1/2038	9,208	8,467
Pool # AA7402, 4.50%, 6/1/2039	95,152	92,807
Pool # AC2638, 5.00%, 10/1/2039	110,707	109,850
Pool # AL0100, 6.00%, 10/1/2039	44,661	46,066
Pool # AC4886, 5.00%, 11/1/2039	20,731	20,570
Pool # 190399, 5.50%, 11/1/2039	70,488	71,570
Pool # AB1143, 4.50%, 6/1/2040	69,961	68,248
Pool # AD6938, 4.50%, 6/1/2040	106,738	104,107
Pool # AD5479, 5.00%, 6/1/2040	22,520	22,346
Pool # AB1259, 5.00%, 7/1/2040	24,342	24,154
Pool # AB1292, 5.00%, 8/1/2040	13,382	13,280
Pool # AL5437, 5.00%, 8/1/2040	74,603	73,841
Pool # AB1421, 5.00%, 9/1/2040	34,488	34,221
Pool # AE4142, 5.00%, 9/1/2040	30,452	29,925
Pool # AE3857, 5.00%, 10/1/2040	489,673	485,881
Pool # AE8289, 4.00%, 12/1/2040	79,324	74,691
Pool # MA0622, 3.50%, 1/1/2041	28,224	25,891
Pool # AH2312, 5.00%, 1/1/2041	66,380	65,832
Pool # AE0828, 3.50%, 2/1/2041	15,557	14,276
Pool # AH3804, 4.00%, 2/1/2041	17,752	16,713
Pool # MA0639, 4.00%, 2/1/2041	27,563	25,950
Pool # AB2676, 3.50%, 4/1/2041	93,204	85,474
Pool # AL0241, 4.00%, 4/1/2041	56,984	53,649
Pool # AI1887, 4.50%, 5/1/2041	228,486	222,900
Pool # BM3118, 6.00%, 7/1/2041	71,226	73,469
Pool # AJ2293, 4.00%, 9/1/2041	15,543	14,634
Pool # AL0933, 5.00%, 10/1/2041	71,479	70,874
Pool # AW8154, 3.50%, 1/1/2042	18,597	17,047
Pool # AX5318, 4.50%, 1/1/2042	60,565	59,073
Pool # BD4480, 4.50%, 1/1/2042	337,510	329,197
Pool # AL1998, 4.00%, 3/1/2042	88,035	82,918
Pool # AO4134, 3.50%, 6/1/2042	11,081	10,146
Pool # AO8694, 4.50%, 7/1/2042	34,588	33,607
Pool # AP4258, 3.00%, 8/1/2042	78,968	70,139
Pool # AB6632, 3.50%, 10/1/2042	110,033	100,676
Pool # AB6633, 3.50%, 10/1/2042	20,609	18,857
Pool # AL3344, 4.50%, 10/1/2042	123,286	120,247
Pool # AB6828, 3.50%, 11/1/2042	1,540	1,409
Pool # AL3182, 3.50%, 12/1/2042	17,112	15,755
Pool # AQ9316, 2.50%, 1/1/2043	49,810	42,438
Pool # AB7580, 3.00%, 1/1/2043	113,348	100,660
Pool # AQ1104, 3.00%, 1/1/2043	21,916	19,435
Pool # AR0168, 3.00%, 2/1/2043	45,139	40,086
Pool # AB7964, 3.50%, 2/1/2043	2,152	1,977
Pool # AR2271, 3.50%, 2/1/2043	254,427	232,403
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # BM4751, 3.50%, 3/1/2043	28,373	26,042
Pool # AB8742, 4.00%, 3/1/2043	12,603	11,993
Pool # AR6770, 4.00%, 3/1/2043	14,842	13,979
Pool # AT2015, 3.00%, 4/1/2043	30,723	27,284
Pool # AT2016, 3.00%, 4/1/2043	460,037	408,536
Pool # AB9194, 3.50%, 5/1/2043	106,033	96,804
Pool # FM4462, 3.50%, 5/1/2043	739,640	677,370
Pool # AU1629, 3.00%, 7/1/2043	71,877	63,830
Pool # BM3785, 3.50%, 7/1/2043	111,608	102,035
Pool # AS0241, 4.00%, 8/1/2043	743,069	694,768
Pool # BM3704, 3.00%, 9/1/2043	31,343	27,839
Pool # AT2612, 3.50%, 9/1/2043	67,180	61,537
Pool # AU4256, 3.50%, 9/1/2043	20,591	18,859
Pool # AU4283, 3.50%, 9/1/2043	16,855	15,395
Pool # AL4062, 4.00%, 9/1/2043	25,814	24,530
Pool # BM4635, 2.50%, 10/1/2043	142,721	121,620
Pool # AS1121, 4.00%, 11/1/2043	26,160	24,628
Pool # AV0022, 4.00%, 11/1/2043	420,285	395,682
Pool # AL7696, 3.00%, 12/1/2043	50,428	44,790
Pool # AV6103, 4.00%, 1/1/2044	153,453	144,464
Pool # BC1737, 4.00%, 1/1/2044	56,903	54,294
Pool # BM5365, 4.00%, 3/1/2044	61,807	58,192
Pool # FM1744, 3.50%, 5/1/2044	28,011	25,765
Pool # AS2700, 4.00%, 6/1/2044	35,372	33,315
Pool # AW6233, 4.50%, 6/1/2044	1,603,904	1,545,127
Pool # AS2947, 4.00%, 7/1/2044	35,174	33,114
Pool # AL9072, 5.00%, 7/1/2044	61,309	61,955
Pool # AL9569, 5.00%, 8/1/2044	88,047	87,691
Pool # AX0152, 4.50%, 9/1/2044	22,521	21,987
Pool # BM4620, 3.00%, 10/1/2044	78,153	69,415
Pool # AS3867, 4.00%, 11/1/2044	9,348	8,801
Pool # FM1746, 3.50%, 1/1/2045	85,641	78,549
Pool # FM0015, 4.00%, 2/1/2045	89,528	85,080
Pool # MA2193, 4.50%, 2/1/2045	10,193	9,892
Pool # FM3414, 4.00%, 3/1/2045	563,473	527,810
Pool # BM3398, 3.50%, 4/1/2045	12,824	11,728
Pool # CA2709, 4.00%, 9/1/2045	1,144,037	1,077,083
Pool # AS5851, 4.50%, 9/1/2045	9,861	9,569
Pool # AS6184, 3.50%, 11/1/2045	120,759	110,946
Pool # BA0315, 3.50%, 11/1/2045	411,209	372,395
Pool # FM1869, 4.00%, 11/1/2045	58,448	55,026
Pool # BM4833, 3.00%, 12/1/2045	509,699	450,369
Pool # FM1708, 3.00%, 12/1/2045	35,804	31,799
Pool # BC0066, 3.50%, 12/1/2045	27,706	25,107
Pool # FM3413, 4.00%, 1/1/2046	70,826	66,321
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # FM2323, 4.00%, 2/1/2046	35,997	33,891
Pool # AL9128, 4.50%, 2/1/2046	17,302	16,817
Pool # AS6811, 3.00%, 3/1/2046	26,052	22,903
Pool # BM4834, 3.00%, 3/1/2046	26,355	23,406
Pool # FM1782, 4.00%, 3/1/2046	11,276	10,616
Pool # FM2195, 4.00%, 3/1/2046	26,805	25,237
Pool # AS7003, 3.00%, 4/1/2046	32,974	28,887
Pool # AS7198, 4.50%, 5/1/2046	91,355	88,651
Pool # BD0166, 2.50%, 6/1/2046	109,382	92,793
Pool # BM5168, 2.50%, 6/1/2046	22,795	19,425
Pool # BC6105, 3.50%, 6/1/2046	920,424	834,068
Pool # AS7660, 2.50%, 8/1/2046	212,249	180,054
Pool # MA2730, 2.50%, 8/1/2046	29,495	24,970
Pool # FM3810, 3.00%, 10/1/2046	94,786	84,145
Pool # AL9385, 3.00%, 11/1/2046	45,667	39,897
Pool # MA2806, 3.00%, 11/1/2046	141,379	124,160
Pool # BM3288, 3.50%, 12/1/2046	19,571	17,830
Pool # BM4990, 2.50%, 1/1/2047	11,073	9,436
Pool # FM2807, 3.00%, 1/1/2047	73,900	65,299
Pool # 890856, 3.50%, 1/1/2047	117,758	106,386
Pool # FM3374, 3.50%, 1/1/2047	134,437	123,309
Pool # FM0041, 3.00%, 2/1/2047	564,192	493,034
Pool # BM5955, 4.00%, 2/1/2047	31,888	30,021
Pool # BM5270, 4.50%, 2/1/2047	14,535	14,177
Pool # BM4350, 3.00%, 3/1/2047	696,763	614,342
Pool # MA2920, 3.00%, 3/1/2047	7,051	6,114
Pool # FM3107, 3.50%, 3/1/2047	2,774	2,514
Pool # AS9313, 4.00%, 3/1/2047	14,794	13,916
Pool # FM4735, 3.00%, 4/1/2047	148,465	128,287
Pool # FM6073, 4.00%, 4/1/2047	1,064,016	1,001,537
Pool # AS9480, 4.50%, 4/1/2047	23,440	22,717
Pool # FM1772, 4.50%, 5/1/2047	13,684	13,347
Pool # BD0667, 4.50%, 6/1/2047	363,112	348,202
Pool # AS9937, 3.00%, 7/1/2047	542,616	473,616
Pool # AS9946, 3.50%, 7/1/2047	39,475	35,945
Pool # BM1568, 3.50%, 7/1/2047	60,443	55,584
Pool # BH7375, 3.50%, 8/1/2047	43,550	39,465
Pool # CA0148, 4.50%, 8/1/2047	9,669	9,303
Pool # CA0850, 3.00%, 9/1/2047	31,823	27,743
Pool # MA3147, 3.00%, 10/1/2047	36,456	31,778
Pool # BM2003, 4.00%, 10/1/2047	141,815	133,347
Pool # BH9392, 3.50%, 11/1/2047	12,158	11,017
Pool # CA0681, 3.50%, 11/1/2047	199,286	183,056
Pool # MA3182, 3.50%, 11/1/2047	919,174	832,931
Pool # FM0028, 3.00%, 12/1/2047	42,459	37,641
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	39

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA3209, 3.00%, 12/1/2047	253,008	220,544
Pool # FM1420, 3.50%, 12/1/2047	191,417	174,465
Pool # CA4015, 3.00%, 1/1/2048	8,388	7,308
Pool # BJ6154, 3.50%, 1/1/2048	156,782	142,071
Pool # MA3238, 3.50%, 1/1/2048	44,245	40,094
Pool # BJ5910, 3.50%, 2/1/2048	189,480	174,233
Pool # MA3305, 3.50%, 3/1/2048	707,417	641,040
Pool # FM3494, 2.50%, 4/1/2048	10,313	8,749
Pool # CA2687, 3.00%, 5/1/2048	19,822	17,342
Pool # BM4054, 4.00%, 5/1/2048	84,469	79,673
Pool # MA3425, 3.00%, 6/1/2048	29,843	25,988
Pool # BM4757, 3.50%, 7/1/2048	34,986	31,807
Pool # FM3438, 3.00%, 8/1/2048	626,368	547,236
Pool # BM2007, 4.00%, 9/1/2048	3,862	3,621
Pool # CA2368, 4.00%, 9/1/2048	25,026	23,405
Pool # MA3472, 5.00%, 9/1/2048	7,896	7,796
Pool # CA4655, 3.50%, 10/1/2048	82,728	75,331
Pool # MA3495, 4.00%, 10/1/2048	25,359	23,701
Pool # CA2432, 4.50%, 10/1/2048	45,824	44,198
Pool # FM7895, 3.50%, 11/1/2048	244,385	222,557
Pool # FM1248, 4.50%, 11/1/2048	14,626	14,116
Pool # CA2797, 4.50%, 12/1/2048	557,445	538,643
Pool # FM0030, 3.00%, 2/1/2049	46,405	40,544
Pool # FM6237, 3.50%, 4/1/2049	510,301	462,732
Pool # MA3637, 3.50%, 4/1/2049	15,666	14,163
Pool # MA3638, 4.00%, 4/1/2049	14,958	13,924
Pool # BN5418, 4.50%, 4/1/2049	16,626	16,024
Pool # MA3663, 3.50%, 5/1/2049	899,067	809,961
Pool # MA3664, 4.00%, 5/1/2049	7,432	6,906
Pool # FM4074, 4.50%, 5/1/2049	254,725	245,694
Pool # CA4358, 3.50%, 7/1/2049	15,338	13,860
Pool # MA3692, 3.50%, 7/1/2049	906,426	816,861
Pool # FM1672, 4.50%, 7/1/2049	737,861	718,930
Pool # MA3745, 3.50%, 8/1/2049	73,553	66,467
Pool # MA3746, 4.00%, 8/1/2049	11,047	10,261
Pool # FM1385, 5.00%, 8/1/2049	324,007	319,675
Pool # BO4012, 3.00%, 9/1/2049	106,514	92,325
Pool # FM1449, 3.50%, 9/1/2049	129,534	117,055
Pool # FM4430, 3.50%, 9/1/2049	502,162	454,204
Pool # FM3572, 4.50%, 9/1/2049	69,595	67,127
Pool # MA3803, 3.50%, 10/1/2049	35,541	32,117
Pool # MA3833, 2.50%, 11/1/2049	846,882	704,195
Pool # BK0350, 3.00%, 11/1/2049	771,414	672,585
Pool # MA3834, 3.00%, 11/1/2049	472,215	409,313
Pool # FM2363, 3.00%, 1/1/2050	1,440,104	1,257,599
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # MA3905, 3.00%, 1/1/2050	794,947	688,727
Pool # CA5021, 3.50%, 1/1/2050	33,646	30,374
Pool # FM5922, 3.50%, 1/1/2050	343,974	311,909
Pool # MA3906, 3.50%, 1/1/2050	33,170	29,975
Pool # CA5135, 2.50%, 2/1/2050	138,292	116,070
Pool # MA3937, 3.00%, 2/1/2050	924,493	800,579
Pool # FM2733, 2.50%, 3/1/2050	92,884	77,062
Pool # FM4883, 2.50%, 3/1/2050	1,920,965	1,581,859
Pool # FM4372, 3.50%, 3/1/2050	459,919	416,880
Pool # BP2403, 3.50%, 4/1/2050	250,367	224,427
Pool # BP5001, 2.50%, 5/1/2050	539,181	447,105
Pool # FM3257, 3.00%, 5/1/2050	221,690	194,667
Pool # BK2753, 2.50%, 7/1/2050	855,981	709,635
Pool # FS2252, 3.00%, 7/1/2050	859,058	750,532
Pool # BP6626, 2.00%, 8/1/2050	2,222,738	1,761,700
Pool # MA4100, 2.00%, 8/1/2050	1,034,092	819,760
Pool # BP9500, 2.50%, 8/1/2050	83,689	69,364
Pool # BQ0723, 3.50%, 8/1/2050	1,259,125	1,135,730
Pool # FM5750, 4.00%, 8/1/2050	299,273	277,418
Pool # BK3044, 2.50%, 9/1/2050	723,111	599,029
Pool # BP6702, 2.50%, 9/1/2050	542,860	450,413
Pool # FM8260, 4.00%, 9/1/2050	502,502	473,317
Pool # MA4159, 2.50%, 10/1/2050	543,537	450,158
Pool # CA7603, 2.50%, 11/1/2050	294,453	243,742
Pool # MA4183, 2.50%, 11/1/2050	2,430,651	2,014,687
Pool # CA8005, 1.50%, 12/1/2050	160,585	120,444
Pool # CA8222, 1.50%, 12/1/2050	280,512	210,320
Pool # MA4209, 1.50%, 12/1/2050	1,222,291	912,978
Pool # BQ5160, 2.00%, 12/1/2050	2,486,721	1,968,207
Pool # FM5849, 2.00%, 12/1/2050	864,912	680,823
Pool # MA4208, 2.00%, 12/1/2050	441,610	349,192
Pool # FM5597, 2.00%, 1/1/2051	213,955	168,415
Pool # FM6241, 2.00%, 1/1/2051	3,523,830	2,788,315
Pool # FM5854, 2.50%, 1/1/2051	166,099	138,419
Pool # MA4254, 1.50%, 2/1/2051	326,954	245,044
Pool # CA9190, 2.00%, 2/1/2051	164,469	129,762
Pool # FM6126, 2.00%, 2/1/2051	200,281	157,652
Pool # BR3515, 2.50%, 2/1/2051	159,222	131,835
Pool # FM6244, 2.00%, 3/1/2051	784,119	623,267
Pool # MA4281, 2.00%, 3/1/2051	244,289	192,814
Pool # FM6523, 2.50%, 3/1/2051	277,838	229,932
Pool # FM6764, 2.50%, 3/1/2051	820,406	674,554
Pool # FM6537, 2.00%, 4/1/2051	2,702,483	2,170,872
Pool # MA4306, 2.50%, 4/1/2051	235,236	194,518
Pool # FM7099, 3.00%, 4/1/2051	735,217	641,163
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA4343, 1.50%, 5/1/2051	381,893	286,138
Pool # FM7066, 2.50%, 5/1/2051	733,042	619,753
Pool # MA4326, 2.50%, 5/1/2051	1,592,610	1,315,695
Pool # MA4354, 1.50%, 6/1/2051	486,746	364,173
Pool # CB0727, 2.50%, 6/1/2051	1,349,278	1,116,388
Pool # FM7418, 2.50%, 6/1/2051	841,085	701,703
Pool # MA4356, 2.50%, 6/1/2051	4,220,430	3,485,721
Pool # MA4377, 1.50%, 7/1/2051	562,421	420,622
Pool # FM8194, 2.00%, 7/1/2051	350,370	275,577
Pool # CB1027, 2.50%, 7/1/2051	254,635	210,148
Pool # MA4379, 2.50%, 7/1/2051	3,849,361	3,178,442
Pool # CB1150, 3.00%, 7/1/2051	472,149	406,031
Pool # MA4380, 3.00%, 7/1/2051	204,376	175,839
Pool # FM8278, 3.50%, 7/1/2051	356,698	319,621
Pool # BR2236, 2.50%, 8/1/2051	250,089	206,343
Pool # BR2237, 2.50%, 8/1/2051	488,361	403,140
Pool # BR2258, 2.50%, 8/1/2051	164,498	135,827
Pool # CB1276, 2.50%, 8/1/2051	717,179	591,732
Pool # MA4399, 2.50%, 8/1/2051	2,295,165	1,894,654
Pool # MA4401, 3.50%, 8/1/2051	121,341	108,508
Pool # BT0240, 2.00%, 9/1/2051	172,941	136,450
Pool # FM8730, 2.00%, 9/1/2051	929,456	731,034
Pool # MA4413, 2.00%, 9/1/2051	731,383	576,422
Pool # MA4414, 2.50%, 9/1/2051	2,080,763	1,717,234
Pool # MA4436, 1.50%, 10/1/2051	956,311	714,289
Pool # CB1917, 3.00%, 10/1/2051	1,839,857	1,587,118
Pool # MA4464, 1.50%, 11/1/2051	539,069	402,780
Pool # CB2364, 2.00%, 12/1/2051	4,565,984	3,595,898
Pool # FM9868, 2.50%, 12/1/2051	511,086	425,022
Pool # FM9870, 2.50%, 12/1/2051	524,027	433,851
Pool # MA4493, 2.50%, 12/1/2051	857,001	706,587
Pool # MA4512, 2.50%, 1/1/2052	915,594	752,790
Pool # MA4513, 3.00%, 1/1/2052	2,302,436	1,979,769
Pool # CB2773, 2.00%, 2/1/2052	1,842,099	1,449,491
Pool # CB2850, 2.00%, 2/1/2052	228,508	179,697
Pool # MA4547, 2.00%, 2/1/2052	6,878,762	5,414,623
Pool # MA4548, 2.50%, 2/1/2052	925,589	761,606
Pool # BV4248, 2.00%, 3/1/2052	890,860	710,954
Pool # CB3040, 2.00%, 3/1/2052	4,635,494	3,646,608
Pool # MA4562, 2.00%, 3/1/2052	3,327,707	2,618,759
Pool # FS2099, 1.50%, 4/1/2052	182,802	136,538
Pool # FS1598, 2.00%, 4/1/2052	4,564,757	3,595,463
Pool # MA4577, 2.00%, 4/1/2052	1,474,170	1,160,417
Pool # MA4578, 2.50%, 4/1/2052	4,378,698	3,605,661
Pool # FS1538, 3.00%, 4/1/2052	464,344	397,792
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # MA4579, 3.00%, 4/1/2052	1,013,221	867,997
Pool # MA4597, 2.00%, 5/1/2052	4,319,999	3,405,273
Pool # MA4599, 3.00%, 5/1/2052	474,965	406,851
Pool # CB3608, 3.50%, 5/1/2052	184,972	164,711
Pool # MA4600, 3.50%, 5/1/2052	2,131,382	1,897,951
Pool # MA4622, 2.00%, 6/1/2052	4,668,641	3,675,287
Pool # CB4209, 3.50%, 7/1/2052	931,305	828,906
Pool # MA4654, 3.50%, 7/1/2052	460,365	409,934
Pool # MA4698, 3.00%, 8/1/2052	3,737,878	3,201,282
Pool # MA4699, 3.50%, 8/1/2052	1,915,595	1,705,649
Pool # MA4700, 4.00%, 8/1/2052	2,820,604	2,596,551
Pool # MA4701, 4.50%, 8/1/2052	939,908	889,960
Pool # FS2619, 5.00%, 8/1/2052	926,004	899,154
Pool # FS3392, 4.00%, 9/1/2052	933,711	859,902
Pool # MA4732, 4.00%, 9/1/2052	471,274	433,815
Pool # MA4733, 4.50%, 9/1/2052	1,415,002	1,339,807
Pool # MA4761, 5.00%, 9/1/2052	930,781	903,649
Pool # MA4783, 4.00%, 10/1/2052	2,813,571	2,589,802
Pool # MA4784, 4.50%, 10/1/2052	1,886,443	1,786,196
Pool # MA4803, 3.50%, 11/1/2052	963,296	857,375
Pool # MA4805, 4.50%, 11/1/2052	5,783,109	5,475,799
Pool # MA4838, 3.50%, 12/1/2052	1,894,468	1,686,643
Pool # MA4839, 4.00%, 12/1/2052	3,322,343	3,057,802
Pool # MA4840, 4.50%, 12/1/2052	935,788	886,063
Pool # FS3455, 5.00%, 12/1/2052	897,631	878,622
Pool # MA4866, 4.00%, 1/1/2053	949,499	873,890
Pool # MA4868, 5.00%, 1/1/2053	752,936	730,813
Pool # MA4869, 5.50%, 1/1/2053	1,400,568	1,388,055
Pool # MA4933, 3.50%, 2/1/2053	1,253,895	1,116,016
Pool # MA4918, 5.00%, 2/1/2053	4,678,131	4,540,191
Pool # CB5600, 5.50%, 2/1/2053	932,858	928,100
Pool # MA4919, 5.50%, 2/1/2053	1,871,436	1,852,620
Pool # MA4920, 6.00%, 2/1/2053	2,439,063	2,452,257
Pool # MA4962, 4.00%, 3/1/2053	1,929,797	1,776,052
Pool # CB5906, 5.50%, 3/1/2053	282,107	279,501
Pool # MA4943, 6.50%, 3/1/2053	997,612	1,015,186
Pool # MA4964, 7.00%, 3/1/2053	401,834	412,565
Pool # MA4979, 5.50%, 4/1/2053	926,490	916,738
Pool # MA5038, 5.00%, 6/1/2053	1,910,110	1,852,803
Pool # MA5071, 5.00%, 7/1/2053	1,926,631	1,868,828
Pool # MA5072, 5.50%, 7/1/2053	949,448	939,451
Pool # MA5138, 5.50%, 9/1/2053	964,109	953,960
Pool # MA5166, 6.00%, 10/1/2053	3,843,457	3,860,594
Pool # DA4550, 6.50%, 11/1/2053	1,988,110	2,024,138
Pool # MA5217, 6.50%, 12/1/2053	1,929,395	1,963,706
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	41

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 1.50%, 3/25/2039 (a)	50,000	43,110
TBA, 2.00%, 3/25/2039 (a)	2,855,000	2,518,234
TBA, 2.50%, 3/25/2039 (a)	1,638,000	1,484,910
TBA, 3.00%, 3/25/2039 (a)	590,000	546,621
TBA, 3.50%, 3/25/2039 (a)	157,000	148,525
TBA, 4.00%, 3/25/2039 (a)	90,000	86,677
TBA, 4.50%, 3/25/2039 (a)	428,000	418,671
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.00%, 3/25/2054 (a)	10,669,000	8,382,246
TBA, 2.50%, 3/25/2054 (a)	15,631,000	12,841,020
TBA, 3.00%, 3/25/2054 (a)	12,102,000	10,349,836
TBA, 4.00%, 3/25/2054 (a)	4,000,000	3,679,901
TBA, 5.00%, 3/25/2054 (a)	3,051,000	2,958,518
TBA, 5.50%, 3/25/2054 (a)	3,104,000	3,070,392
TBA, 6.00%, 3/25/2054 (a)	1,516,000	1,522,323
TBA, 6.50%, 3/25/2054 (a)	973,000	990,013
GNMA I, 30 Year
Pool # 704155, 5.50%, 1/15/2039	14,543	14,701
Pool # 726769, 5.00%, 9/15/2039	12,349	12,316
Pool # 721340, 5.00%, 12/15/2039	45,136	45,126
Pool # 754439, 3.50%, 12/15/2041	89,977	83,625
Pool # 711674, 3.00%, 9/15/2042	43,050	38,654
Pool # 783748, 3.50%, 4/15/2043	58,218	54,142
Pool # 784660, 4.00%, 4/15/2043	4,963	4,730
Pool # AC2224, 3.50%, 6/15/2043	40,322	37,474
Pool # 785088, 3.50%, 7/15/2043	47,208	43,642
Pool # AJ4151, 4.00%, 9/15/2044	177,774	168,371
Pool # AL9314, 3.00%, 3/15/2045	35,598	31,435
Pool # 784664, 4.00%, 4/15/2045	19,063	18,167
Pool # AO0544, 3.00%, 8/15/2045	20,078	17,729
Pool # 627030, 3.00%, 12/15/2045	21,198	18,718
Pool # 784429, 3.00%, 8/15/2046	69,731	62,622
Pool # 784652, 4.00%, 11/15/2047	394,598	372,073
Pool # 784766, 3.50%, 3/15/2048	440,411	405,501
GNMA II, 15 Year
Pool # MA0513, 2.50%, 11/20/2027	36,197	34,723
Pool # MA4625, 3.50%, 8/20/2032	17,591	16,898
Pool # MA6906, 2.50%, 10/20/2035	316,222	288,372
GNMA II, 30 Year
Pool # 711773, 3.50%, 6/20/2033	42,429	40,170
Pool # 3459, 5.50%, 10/20/2033	38,772	39,567
Pool # AQ5932, 3.50%, 1/20/2036	65,503	61,517
Pool # 4222, 6.00%, 8/20/2038	7,553	7,831
Pool # 709148, 4.50%, 2/20/2039	27,127	26,111
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # 4446, 4.50%, 5/20/2039	2,332	2,288
Pool # 4467, 4.00%, 6/20/2039	10,825	10,358
Pool # 4468, 4.50%, 6/20/2039	2,066	2,027
Pool # 4494, 4.00%, 7/20/2039	11,748	11,241
Pool # 4495, 4.50%, 7/20/2039	8,955	8,785
Pool # 4519, 4.50%, 8/20/2039	3,349	3,285
Pool # 4558, 4.50%, 10/20/2039	2,813	2,759
Pool # 4576, 4.00%, 11/20/2039	5,349	5,118
Pool # 4598, 4.50%, 12/20/2039	5,622	5,513
Pool # 4617, 4.50%, 1/20/2040	3,028	2,969
Pool # 4656, 4.00%, 3/20/2040	8,652	8,279
Pool # 4677, 4.00%, 4/20/2040	23,567	22,549
Pool # 4678, 4.50%, 4/20/2040	1,058	1,037
Pool # 4695, 4.00%, 5/20/2040	2,609	2,496
Pool # 4712, 4.00%, 6/20/2040	4,076	3,899
Pool # 4800, 4.00%, 9/20/2040	4,203	4,021
Pool # 737727, 4.00%, 12/20/2040	36,828	34,964
Pool # 4945, 4.00%, 2/20/2041	9,056	8,665
Pool # 759342, 4.50%, 2/20/2041	194,860	188,571
Pool # 4950, 5.50%, 2/20/2041	16,427	16,846
Pool # 4976, 3.50%, 3/20/2041	10,893	10,044
Pool # 4977, 4.00%, 3/20/2041	16,688	15,967
Pool # 5016, 4.00%, 4/20/2041	6,454	6,175
Pool # 5054, 4.00%, 5/20/2041	10,006	9,574
Pool # 5114, 4.00%, 7/20/2041	1,335	1,278
Pool # 779497, 3.50%, 10/20/2041	7,402	6,726
Pool # 5233, 4.00%, 11/20/2041	1,637	1,566
Pool # 5258, 3.50%, 12/20/2041	99,625	91,876
Pool # 5259, 4.00%, 12/20/2041	6,300	6,027
Pool # 5279, 3.50%, 1/20/2042	18,552	17,112
Pool # 5330, 3.00%, 3/20/2042	12,332	11,017
Pool # 754406, 3.50%, 5/20/2042	49,469	44,964
Pool # 796468, 4.00%, 9/20/2042	15,667	14,978
Pool # AA6040, 3.00%, 1/20/2043	86,155	75,780
Pool # AD1584, 3.00%, 1/20/2043	106,465	93,384
Pool # AD2125, 3.50%, 1/20/2043	71,877	66,668
Pool # AA6054, 3.00%, 2/20/2043	165,444	145,829
Pool # AD1744, 3.00%, 2/20/2043	13,908	12,537
Pool # 783755, 3.00%, 4/20/2043	109,944	98,263
Pool # 783976, 3.50%, 4/20/2043	18,119	16,503
Pool # MA1284, 3.00%, 9/20/2043	14,695	13,134
Pool # 785065, 3.50%, 10/20/2043	193,221	174,818
Pool # MA1376, 4.00%, 10/20/2043	86,255	82,506
Pool # AI7106, 4.00%, 6/20/2044	29,027	27,593
Pool # 784026, 3.50%, 12/20/2044	169,802	156,975
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA2678, 3.50%, 3/20/2045	114,229	104,841
Pool # MA2679, 4.00%, 3/20/2045	39,779	37,998
Pool # MA2753, 3.00%, 4/20/2045	58,392	52,186
Pool # 626942, 3.00%, 5/20/2045	138,317	119,574
Pool # MA2829, 5.00%, 5/20/2045	21,084	21,144
Pool # 784800, 3.00%, 6/20/2045	29,843	26,211
Pool # AM9881, 3.00%, 6/20/2045	14,317	12,618
Pool # AO9442, 3.50%, 12/20/2045	15,946	14,569
Pool # 784119, 3.00%, 2/20/2046	128,852	114,807
Pool # MA3458, 5.50%, 2/20/2046	27,844	28,554
Pool # MA3735, 3.00%, 6/20/2046	236,983	210,624
Pool # AT7138, 3.50%, 6/20/2046	245,842	222,512
Pool # MA3935, 2.50%, 9/20/2046	63,348	54,401
Pool # 784768, 3.00%, 9/20/2046	67,241	59,937
Pool # AT8215, 3.00%, 9/20/2046	20,385	17,987
Pool # MA4002, 2.50%, 10/20/2046	344,483	295,829
Pool # AW0199, 3.00%, 10/20/2046	48,507	42,801
Pool # MA4072, 5.00%, 11/20/2046	21,773	21,835
Pool # MA4125, 2.50%, 12/20/2046	316,425	271,619
Pool # MA4126, 3.00%, 12/20/2046	47,318	42,006
Pool # MA4260, 2.50%, 2/20/2047	55,374	47,489
Pool # AZ3119, 3.50%, 3/20/2047	29,345	26,545
Pool # AZ7084, 3.50%, 4/20/2047	64,623	58,763
Pool # MA4511, 4.00%, 6/20/2047	144,850	136,617
Pool # BA5041, 5.00%, 6/20/2047	93,980	92,854
Pool # MA4584, 2.50%, 7/20/2047	76,300	65,612
Pool # MA4718, 3.00%, 9/20/2047	6,477	5,750
Pool # BC2742, 3.50%, 11/20/2047	625,298	563,280
Pool # BD6940, 3.50%, 12/20/2047	135	120
Pool # MA5019, 3.50%, 2/20/2048	198,142	181,289
Pool # 785033, 3.50%, 5/20/2048	190,093	178,312
Pool # MA5329, 3.50%, 7/20/2048	7,050	6,452
Pool # MA5468, 5.00%, 9/20/2048	5,427	5,370
Pool # MA5527, 3.50%, 10/20/2048	25,989	23,778
Pool # MA5595, 4.00%, 11/20/2048	32,430	30,452
Pool # BJ6759, 4.50%, 11/20/2048	231,829	222,860
Pool # MA5651, 4.00%, 12/20/2048	154,623	145,163
Pool # MA5709, 3.50%, 1/20/2049	74,223	67,977
Pool # BI6473, 4.00%, 1/20/2049	694,472	659,901
Pool # BJ9901, 3.00%, 2/20/2049	54,434	47,836
Pool # MA5983, 2.50%, 6/20/2049	110,878	95,245
Pool # MA5985, 3.50%, 6/20/2049	38,218	34,951
Pool # BM5450, 4.50%, 7/20/2049	60,432	57,896
Pool # MA6220, 4.00%, 10/20/2049	166,053	155,267
Pool # BR4627, 3.00%, 11/20/2049	464,947	409,442
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # MA6283, 3.00%, 11/20/2049	464,317	410,702
Pool # 785067, 3.50%, 12/20/2049	381,998	340,849
Pool # MA6478, 5.00%, 2/20/2050	21,014	20,857
Pool # MA6542, 3.50%, 3/20/2050	211,155	192,916
Pool # BV1348, 2.50%, 6/20/2050	46,482	37,921
Pool # MA6818, 2.00%, 8/20/2050	1,209,476	984,785
Pool # BY8818, 2.00%, 10/20/2050	444,724	357,628
Pool # 785401, 2.50%, 10/20/2050	699,462	574,327
Pool # MA6994, 2.00%, 11/20/2050	1,328,718	1,081,871
Pool # BY8832, 2.50%, 11/20/2050	411,785	342,444
Pool # MA7051, 2.00%, 12/20/2050	2,064,690	1,681,113
Pool # CA4485, 2.50%, 12/20/2050	520,687	425,283
Pool # MA7052, 2.50%, 12/20/2050	841,176	713,752
Pool # MA7055, 4.00%, 12/20/2050	213,770	201,091
Pool # MA7135, 2.00%, 1/20/2051	2,358,071	1,920,880
Pool # MA7254, 2.00%, 3/20/2051	1,022,426	832,669
Pool # 785449, 3.00%, 4/20/2051	271,719	238,934
Pool # MA7417, 2.00%, 6/20/2051	2,812,242	2,289,732
Pool # MA7418, 2.50%, 6/20/2051	1,529,558	1,296,573
Pool # MA7420, 3.50%, 6/20/2051	379,136	344,884
Pool # MA7473, 3.00%, 7/20/2051	460,679	403,954
Pool # MA7588, 2.00%, 9/20/2051	975,910	794,576
Pool # MA7766, 2.00%, 12/20/2051	2,134,549	1,737,912
Pool # MA7826, 2.00%, 1/20/2052	4,827,597	3,929,603
Pool # 785881, 2.50%, 1/20/2052	1,961,349	1,601,891
Pool # 785945, 3.00%, 2/20/2052	869,194	764,237
Pool # 786017, 3.00%, 3/20/2052	884,629	778,356
Pool # MA7986, 2.00%, 4/20/2052	1,062,077	864,671
Pool # MA7988, 3.00%, 4/20/2052	2,649,325	2,322,951
Pool # MA8043, 3.00%, 5/20/2052	2,287,996	2,006,134
Pool # MA8147, 2.50%, 7/20/2052	2,630,743	2,225,702
Pool # MA8199, 3.50%, 8/20/2052	2,672,986	2,417,806
Pool # MA8267, 4.00%, 9/20/2052	1,118,144	1,040,707
Pool # MA8269, 5.00%, 9/20/2052	594,526	581,272
Pool # MA8270, 5.50%, 9/20/2052	878,439	873,925
Pool # MA8346, 4.00%, 10/20/2052	2,026,829	1,886,463
Pool # MA8492, 6.00%, 12/20/2052	1,310,144	1,317,448
Pool # MA8493, 6.50%, 12/20/2052	310,914	315,491
Pool # MA8573, 7.00%, 1/20/2053	721,571	736,985
Pool # MA8800, 5.00%, 4/20/2053	2,416,804	2,361,237
Pool # 786633, 6.00%, 4/20/2053	1,912,568	1,926,662
Pool # MA8947, 5.00%, 6/20/2053	1,960,500	1,915,266
Pool # MA8948, 5.50%, 6/20/2053	2,440,610	2,425,802
Pool # MA9015, 4.50%, 7/20/2053	1,889,445	1,804,531
Pool # MA9017, 5.50%, 7/20/2053	2,703,953	2,687,269
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	43

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA9018, 6.00%, 7/20/2053	733,088	737,130
Pool # MA9019, 6.50%, 7/20/2053	730,580	741,135
Pool # MA9105, 5.00%, 8/20/2053	1,975,326	1,929,750
Pool # MA9174, 7.00%, 9/20/2053	917,169	936,341
GNMA II, Single Family, 30 Year
TBA, 2.00%, 3/15/2054 (a)	11,751,000	9,562,831
TBA, 2.50%, 3/15/2054 (a)	12,146,000	10,278,862
TBA, 3.00%, 3/15/2054 (a)	1,867,000	1,636,656
TBA, 3.50%, 3/15/2054 (a)	8,238,000	7,450,492
TBA, 4.00%, 3/15/2054 (a)	2,800,000	2,605,680
TBA, 4.50%, 3/15/2054 (a)	3,971,000	3,791,857
Total Mortgage-Backed Securities (Cost $468,094,369)		435,069,388
Corporate Bonds — 24.8%
Aerospace & Defense — 0.6%
Boeing Co. (The)
3.25%, 3/1/2028	2,232,000	2,062,541
3.60%, 5/1/2034	685,000	577,585
3.25%, 2/1/2035	469,000	376,546
3.55%, 3/1/2038	814,000	629,064
3.50%, 3/1/2039	747,000	565,936
Huntington Ingalls Industries, Inc. 3.48%, 12/1/2027	15,000	14,054
L3Harris Technologies, Inc. 4.85%, 4/27/2035	166,000	157,280
Lockheed Martin Corp. 3.60%, 3/1/2035	3,131,000	2,734,004
Northrop Grumman Corp.
4.40%, 5/1/2030	30,000	28,909
4.70%, 3/15/2033	150,000	144,682
5.25%, 5/1/2050	272,000	262,530
Precision Castparts Corp. 4.38%, 6/15/2045	82,000	71,959
RTX Corp.
5.00%, 2/27/2026	163,000	162,584
1.90%, 9/1/2031	625,000	497,614
2.38%, 3/15/2032	350,000	283,657
4.35%, 4/15/2047	237,000	198,013
3.03%, 3/15/2052	661,000	429,911
Textron, Inc.
3.65%, 3/15/2027	120,000	114,812
3.00%, 6/1/2030	176,000	154,450
		9,466,131
Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc. 4.20%, 4/15/2028	502,000	483,968
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Air Freight & Logistics — continued
FedEx Corp.
4.90%, 1/15/2034	30,000	29,135
3.90%, 2/1/2035	20,000	17,604
3.88%, 8/1/2042	891,000	707,348
4.05%, 2/15/2048	286,000	224,837
United Parcel Service, Inc.
4.88%, 3/3/2033	50,000	49,626
3.75%, 11/15/2047	300,000	237,294
3.40%, 9/1/2049	465,000	347,322
		2,097,134
Automobile Components — 0.0% ^
BorgWarner, Inc. 2.65%, 7/1/2027	50,000	46,150
Lear Corp. 5.25%, 5/15/2049	85,000	76,330
Magna International, Inc. (Canada) 4.15%, 10/1/2025	300,000	294,474
		416,954
Automobiles — 0.1%
Ford Motor Co. 9.63%, 4/22/2030	165,000	192,906
General Motors Co.
5.40%, 10/15/2029	330,000	328,915
5.00%, 4/1/2035	707,000	660,999
5.15%, 4/1/2038	400,000	370,293
Mercedes-Benz Finance North America LLC (Germany) 8.50%, 1/18/2031	152,000	184,435
Toyota Motor Corp. (Japan) 1.34%, 3/25/2026	52,000	48,276
		1,785,824
Banks — 4.0%
Australia & New Zealand Banking Group Ltd. (Australia) 5.38%, 7/3/2025	445,000	446,359
Banco Santander SA (Spain)
2.75%, 12/3/2030	200,000	162,875
6.92%, 8/8/2033	400,000	415,559
Bank of America Corp.
3.50%, 4/19/2026	635,000	615,279
(SOFR + 1.75%), 4.83%, 7/22/2026 (b)	30,000	29,743
6.22%, 9/15/2026	100,000	102,149
4.25%, 10/22/2026	648,000	633,712
(SOFR + 1.01%), 1.20%, 10/24/2026 (b)	718,000	668,917
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (b)	221,000	205,181
(SOFR + 1.05%), 2.55%, 2/4/2028 (b)	1,060,000	980,315
(3-MONTH CME TERM SOFR + 1.30%), 3.42%, 12/20/2028 (b)	37,000	34,576
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.06%), 2.09%, 6/14/2029 (b)	1,797,000	1,576,939
(3-MONTH CME TERM SOFR + 1.57%), 4.27%, 7/23/2029 (b)	50,000	48,037
(3-MONTH CME TERM SOFR + 1.47%), 3.97%, 2/7/2030 (b)	250,000	234,957
(3-MONTH CME TERM SOFR + 1.25%), 2.50%, 2/13/2031 (b)	129,000	109,975
(SOFR + 1.37%), 1.92%, 10/24/2031 (b)	102,000	82,308
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (b)	2,500,000	2,091,206
(SOFR + 1.83%), 4.57%, 4/27/2033 (b)	50,000	47,057
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.48%, 9/21/2036 (b)	1,552,000	1,225,814
(SOFR + 1.58%), 3.31%, 4/22/2042 (b)	162,000	122,786
5.00%, 1/21/2044	2,205,000	2,108,843
(3-MONTH CME TERM SOFR + 2.25%), 4.44%, 1/20/2048 (b)	57,000	49,036
(3-MONTH CME TERM SOFR + 1.45%), 3.95%, 1/23/2049 (b)	1,237,000	993,472
(3-MONTH CME TERM SOFR + 3.41%), 4.08%, 3/20/2051 (b)	197,000	159,092
Series N, (SOFR + 1.65%), 3.48%, 3/13/2052 (b)	107,000	78,465
Bank of Montreal (Canada)
1.85%, 5/1/2025	85,000	81,668
(SOFR + 0.60%), 0.95%, 1/22/2027 (b)	949,000	875,608
5.20%, 2/1/2028	150,000	150,556
Bank of Nova Scotia (The) (Canada)
5.45%, 6/12/2025	30,000	30,021
1.05%, 3/2/2026	430,000	396,503
4.85%, 2/1/2030	200,000	197,279
Barclays plc (United Kingdom)
4.84%, 5/9/2028	2,001,000	1,926,195
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (b)	704,000	573,273
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.00%), 5.75%, 8/9/2033 (b)	754,000	744,856
Citigroup, Inc.
3.40%, 5/1/2026	25,000	24,054
4.30%, 11/20/2026	142,000	138,314
4.45%, 9/29/2027	25,000	24,220
4.13%, 7/25/2028	1,315,000	1,248,004
(3-MONTH CME TERM SOFR + 1.60%), 3.98%, 3/20/2030 (b)	24,000	22,503
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(SOFR + 1.42%), 2.98%, 11/5/2030 (b)	730,000	643,988
(SOFR + 3.91%), 4.41%, 3/31/2031 (b)	1,059,000	1,000,594
(SOFR + 2.11%), 2.57%, 6/3/2031 (b)	1,243,000	1,051,397
6.63%, 6/15/2032	77,000	82,004
(SOFR + 1.18%), 2.52%, 11/3/2032 (b)	2,461,000	1,997,284
(SOFR + 1.35%), 3.06%, 1/25/2033 (b)	550,000	462,105
(SOFR + 2.09%), 4.91%, 5/24/2033 (b)	250,000	239,462
6.00%, 10/31/2033	10,000	10,337
(SOFR + 2.34%), 6.27%, 11/17/2033 (b)	1,500,000	1,574,346
Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	267,000	255,922
Fifth Third Bancorp (SOFR + 2.34%), 6.34%, 7/27/2029 (b)	30,000	30,807
First-Citizens Bank & Trust Co. (3-MONTH CME TERM SOFR + 1.72%), 2.97%, 9/27/2025 (b)	454,000	444,420
HSBC Holdings plc (United Kingdom)
(SOFR + 1.54%), 1.65%, 4/18/2026 (b)	432,000	412,199
(SOFR + 1.93%), 2.10%, 6/4/2026 (b)	267,000	255,352
(SOFR + 3.03%), 7.34%, 11/3/2026 (b)	200,000	205,818
(SOFR + 1.97%), 6.16%, 3/9/2029 (b)	928,000	948,041
(3-MONTH CME TERM SOFR + 1.80%), 4.58%, 6/19/2029 (b)	452,000	434,815
(SOFR + 2.39%), 2.85%, 6/4/2031 (b)	2,350,000	1,999,351
(SOFR + 1.95%), 2.36%, 8/18/2031 (b)	1,183,000	970,851
6.50%, 5/2/2036	185,000	194,414
HSBC USA, Inc. 5.63%, 3/17/2025	1,465,000	1,466,606
Huntington National Bank (The) (SOFRINDX + 1.65%), 4.55%, 5/17/2028 (b) (c)	469,000	452,116
ING Groep NV (Netherlands)
3.95%, 3/29/2027	500,000	481,400
(SOFR + 1.01%), 1.73%, 4/1/2027 (b)	957,000	885,704
KeyBank NA 4.70%, 1/26/2026	350,000	340,090
KeyCorp (SOFRINDX + 2.06%), 4.79%, 6/1/2033 (b)	124,000	111,988
Korea Development Bank (The) (South Korea) 1.00%, 9/9/2026	646,000	584,972
Kreditanstalt fuer Wiederaufbau (Germany)
1.00%, 10/1/2026	640,000	585,611
3.00%, 5/20/2027	55,000	52,546
Landwirtschaftliche Rentenbank (Germany) 0.88%, 3/30/2026	386,000	357,120
Lloyds Banking Group plc (United Kingdom) 4.45%, 5/8/2025	1,000,000	986,979
M&T Bank Corp. (SOFR + 1.85%), 5.05%, 1/27/2034 (b)	1,003,000	921,891
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	45

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.75%, 7/18/2039	1,242,000	1,059,059
Mizuho Financial Group, Inc. (Japan) 4.02%, 3/5/2028	508,000	488,378
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (b)	516,000	478,924
Oesterreichische Kontrollbank AG (Austria)
0.38%, 9/17/2025	35,000	32,670
0.50%, 2/2/2026	2,483,000	2,290,857
PNC Bank NA 3.10%, 10/25/2027	257,000	238,751
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (b)	299,000	287,271
Royal Bank of Canada (Canada) 6.00%, 11/1/2027	402,000	413,937
Santander Holdings USA, Inc. (SOFR + 2.70%), 6.57%, 6/12/2029 (b)	100,000	101,848
Santander UK Group Holdings plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (b)	747,000	699,728
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.95%, 1/12/2026	2,244,000	2,074,916
3.78%, 3/9/2026	332,000	322,930
3.45%, 1/11/2027	420,000	402,231
1.90%, 9/17/2028	592,000	515,056
2.47%, 1/14/2029	455,000	404,731
Toronto-Dominion Bank (The) (Canada)
0.75%, 9/11/2025	126,000	118,061
0.75%, 1/6/2026	2,361,000	2,183,847
1.20%, 6/3/2026	46,000	42,202
4.11%, 6/8/2027	30,000	29,115
3.20%, 3/10/2032	100,000	87,235
Truist Financial Corp.
(SOFR + 0.61%), 1.27%, 3/2/2027 (b)	1,596,000	1,464,964
1.13%, 8/3/2027	1,875,000	1,631,933
US Bancorp (SOFR + 2.11%), 4.97%, 7/22/2033 (b)	50,000	46,787
Wells Fargo & Co.
(3-MONTH CME TERM SOFR + 1.09%), 2.41%, 10/30/2025 (b)	344,000	336,597
3.00%, 4/22/2026	619,000	590,626
(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	488,000	468,244
4.10%, 6/3/2026	30,000	29,207
3.00%, 10/23/2026	85,000	80,314
4.30%, 7/22/2027	2,071,000	2,010,392
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(3-MONTH CME TERM SOFR + 1.57%), 3.58%, 5/22/2028 (b)	134,000	126,920
(SOFR + 2.10%), 2.39%, 6/2/2028 (b)	2,351,000	2,144,466
4.15%, 1/24/2029	10,000	9,571
(3-MONTH CME TERM SOFR + 1.43%), 2.88%, 10/30/2030 (b)	1,995,000	1,748,118
(3-MONTH CME TERM SOFR + 4.03%), 4.48%, 4/4/2031 (b)	50,000	47,585
(SOFR + 1.99%), 5.56%, 7/25/2034 (b)	58,000	57,779
5.95%, 12/15/2036	7,000	7,130
(SOFR + 2.53%), 3.07%, 4/30/2041 (b)	285,000	210,635
3.90%, 5/1/2045	1,174,000	940,003
4.75%, 12/7/2046	42,000	36,300
Westpac Banking Corp. (Australia)
1.15%, 6/3/2026	157,000	144,268
1.95%, 11/20/2028	1,560,000	1,368,320
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (b) (d)	535,000	518,679
		66,386,821
Beverages — 0.5%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	79,000	75,606
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.70%, 2/1/2036	17,000	16,208
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.00%, 4/13/2028	1,186,000	1,149,715
4.90%, 1/23/2031	330,000	331,714
4.95%, 1/15/2042	146,000	139,259
5.55%, 1/23/2049	50,000	51,206
4.75%, 4/15/2058	1,421,000	1,278,369
Coca-Cola Co. (The)
1.45%, 6/1/2027	340,000	307,626
1.50%, 3/5/2028	224,000	198,922
3.45%, 3/25/2030	134,000	124,993
1.65%, 6/1/2030	657,000	548,718
2.50%, 6/1/2040	283,000	202,145
Constellation Brands, Inc. 3.60%, 2/15/2028	584,000	551,800
Diageo Capital plc (United Kingdom)
1.38%, 9/29/2025	200,000	188,622
2.13%, 4/29/2032	700,000	565,613
Keurig Dr. Pepper, Inc.
3.40%, 11/15/2025	250,000	242,130
3.95%, 4/15/2029	901,000	857,735
3.20%, 5/1/2030	30,000	27,053
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Beverages — continued
4.05%, 4/15/2032	50,000	46,377
3.80%, 5/1/2050	155,000	117,881
PepsiCo, Inc.
2.75%, 4/30/2025	250,000	243,480
7.00%, 3/1/2029	350,000	385,777
		7,650,949
Biotechnology — 0.5%
AbbVie, Inc.
3.60%, 5/14/2025	150,000	146,989
2.95%, 11/21/2026	450,000	426,731
4.50%, 5/14/2035	98,000	93,541
4.05%, 11/21/2039	479,000	420,425
4.45%, 5/14/2046	21,000	18,559
4.25%, 11/21/2049	1,219,000	1,049,502
Amgen, Inc.
3.20%, 11/2/2027	1,948,000	1,830,845
2.30%, 2/25/2031	750,000	627,635
2.00%, 1/15/2032	75,000	60,131
4.20%, 3/1/2033	50,000	46,293
4.95%, 10/1/2041	26,000	24,227
4.40%, 5/1/2045	295,000	251,797
4.56%, 6/15/2048	200,000	173,177
4.66%, 6/15/2051	230,000	199,491
3.00%, 1/15/2052	53,000	35,426
5.75%, 3/2/2063	195,000	195,079
Biogen, Inc. 2.25%, 5/1/2030	600,000	502,081
Gilead Sciences, Inc.
3.65%, 3/1/2026	100,000	97,122
2.95%, 3/1/2027	510,000	481,689
4.60%, 9/1/2035	420,000	397,651
4.00%, 9/1/2036	803,000	710,447
2.60%, 10/1/2040	510,000	355,468
4.75%, 3/1/2046	15,000	13,603
4.15%, 3/1/2047	100,000	82,515
Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/2050	28,000	17,445
		8,257,869
Broadline Retail — 0.2%
Amazon.com, Inc.
3.15%, 8/22/2027	1,866,000	1,770,823
1.65%, 5/12/2028	118,000	104,731
4.05%, 8/22/2047	1,351,000	1,155,421
2.70%, 6/3/2060	275,000	169,029
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Broadline Retail — continued
eBay, Inc. 4.00%, 7/15/2042	192,000	152,319
JD.com, Inc. (China) 3.38%, 1/14/2030	200,000	180,446
		3,532,769
Building Products — 0.1%
Carrier Global Corp.
2.49%, 2/15/2027	596,000	553,873
2.70%, 2/15/2031	30,000	25,573
3.58%, 4/5/2050	406,000	299,181
Fortune Brands Innovations, Inc. 4.00%, 3/25/2032	28,000	25,395
Johnson Controls International plc
1.75%, 9/15/2030	176,000	143,555
4.50%, 2/15/2047	162,000	139,141
Owens Corning
3.88%, 6/1/2030	30,000	27,653
4.30%, 7/15/2047	108,000	88,499
		1,302,870
Capital Markets — 2.0%
Ares Capital Corp. 3.88%, 1/15/2026	80,000	76,750
Bank of New York Mellon Corp. (The) Series J, (SOFR + 1.61%), 4.97%, 4/26/2034 (b)	3,191,000	3,109,373
Blackstone Private Credit Fund 3.25%, 3/15/2027	1,121,000	1,024,863
Cboe Global Markets, Inc. 3.65%, 1/12/2027	84,000	81,289
Charles Schwab Corp. (The)
3.20%, 3/2/2027	938,000	890,134
2.00%, 3/20/2028	987,000	875,009
CME Group, Inc. 4.15%, 6/15/2048	144,000	123,614
Credit Suisse AG (Switzerland) 1.25%, 8/7/2026	1,390,000	1,262,378
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	100,000	111,593
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	1,247,000	1,169,211
(SOFR + 1.22%), 2.31%, 11/16/2027 (b)	260,000	236,161
(SOFR + 2.51%), 6.82%, 11/20/2029 (b)	566,000	585,189
(SOFR + 3.65%), 7.08%, 2/10/2034 (b)	894,000	892,390
Eaton Vance Corp. 3.50%, 4/6/2027	79,000	75,193
FactSet Research Systems, Inc. 2.90%, 3/1/2027	189,000	176,509
FS KKR Capital Corp.
3.40%, 1/15/2026	13,000	12,296
2.63%, 1/15/2027	607,000	549,433
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	47

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
Goldman Sachs Group, Inc. (The)
(SOFR + 0.79%), 1.09%, 12/9/2026 (b)	366,000	339,126
(SOFR + 0.80%), 1.43%, 3/9/2027 (b)	156,000	144,197
(SOFR + 1.11%), 2.64%, 2/24/2028 (b)	2,482,000	2,299,496
(3-MONTH CME TERM SOFR + 1.42%), 3.81%, 4/23/2029 (b)	12,000	11,336
(3-MONTH CME TERM SOFR + 1.56%), 4.22%, 5/1/2029 (b)	28,000	26,848
2.60%, 2/7/2030	258,000	223,832
(SOFR + 1.09%), 1.99%, 1/27/2032 (b)	60,000	48,104
(SOFR + 1.28%), 2.62%, 4/22/2032 (b)	425,000	353,238
(SOFR + 1.25%), 2.38%, 7/21/2032 (b)	2,225,000	1,810,558
6.13%, 2/15/2033 (c)	708,000	759,256
(SOFR + 1.41%), 3.10%, 2/24/2033 (b)	380,000	322,039
6.75%, 10/1/2037	136,000	147,900
(SOFR + 1.63%), 3.44%, 2/24/2043 (b)	968,000	736,591
4.80%, 7/8/2044	333,000	303,257
4.75%, 10/21/2045	63,000	57,496
Intercontinental Exchange, Inc.
4.00%, 9/15/2027	10,000	9,657
3.00%, 6/15/2050	172,000	115,354
Jefferies Financial Group, Inc. 4.15%, 1/23/2030	222,000	206,530
Moody's Corp. 4.25%, 2/1/2029	30,000	29,059
Morgan Stanley
5.00%, 11/24/2025	31,000	30,817
(SOFR + 0.72%), 0.99%, 12/10/2026 (b)	2,373,000	2,189,565
3.63%, 1/20/2027	25,000	24,103
3.95%, 4/23/2027	337,000	324,356
(SOFR + 0.88%), 1.59%, 5/4/2027 (b)	1,007,000	928,397
(SOFR + 1.00%), 2.48%, 1/21/2028 (b)	350,000	323,755
3.59%, 7/22/2028 (e)	1,330,000	1,258,645
(3-MONTH CME TERM SOFR + 1.40%), 3.77%, 1/24/2029 (b)	308,000	291,099
(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	748,000	647,512
(SOFR + 1.03%), 1.79%, 2/13/2032 (b)	773,000	612,078
(SOFR + 1.02%), 1.93%, 4/28/2032 (b)	1,230,000	976,370
(SOFR + 1.18%), 2.24%, 7/21/2032 (b)	10,000	8,062
(SOFR + 1.88%), 5.42%, 7/21/2034 (b)	1,061,000	1,055,839
(SOFR + 1.49%), 3.22%, 4/22/2042 (b)	1,022,000	767,865
4.30%, 1/27/2045	664,000	575,519
Nasdaq, Inc.
3.85%, 6/30/2026	519,000	503,684
6.10%, 6/28/2063	904,000	938,182
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
Nomura Holdings, Inc. (Japan)
5.71%, 1/9/2026	200,000	200,374
2.71%, 1/22/2029	1,103,000	971,976
Raymond James Financial, Inc. 4.95%, 7/15/2046	40,000	36,745
S&P Global, Inc. 3.70%, 3/1/2052	50,000	38,661
State Street Corp.
3.55%, 8/18/2025	50,000	48,984
(SOFR + 0.94%), 2.35%, 11/1/2025 (b)	269,000	263,051
(SOFR + 1.72%), 5.82%, 11/4/2028 (b)	30,000	30,691
(SOFR + 1.57%), 4.82%, 1/26/2034 (b)	1,223,000	1,178,955
		33,420,544
Chemicals — 0.2%
Air Products and Chemicals, Inc. 4.80%, 3/3/2033	50,000	49,324
Albemarle Corp. 5.05%, 6/1/2032	10,000	9,494
CF Industries, Inc.
4.95%, 6/1/2043	300,000	265,389
5.38%, 3/15/2044	113,000	105,226
Dow Chemical Co. (The)
2.10%, 11/15/2030 (c)	456,000	380,559
6.30%, 3/15/2033	50,000	53,546
5.25%, 11/15/2041	480,000	449,527
4.63%, 10/1/2044	199,000	172,540
DuPont de Nemours, Inc. 4.73%, 11/15/2028	10,000	9,947
Eastman Chemical Co.
5.75%, 3/8/2033	50,000	50,417
4.80%, 9/1/2042	203,000	177,978
EIDP, Inc.
1.70%, 7/15/2025	415,000	394,516
4.80%, 5/15/2033	200,000	195,708
FMC Corp. 3.45%, 10/1/2029	174,000	154,611
Huntsman International LLC 4.50%, 5/1/2029	112,000	106,404
LYB International Finance III LLC 2.25%, 10/1/2030	26,000	21,645
Sherwin-Williams Co. (The)
4.25%, 8/8/2025	150,000	147,678
2.95%, 8/15/2029	30,000	26,979
2.20%, 3/15/2032	100,000	80,914
4.00%, 12/15/2042	233,000	190,169
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
4.50%, 6/1/2047	492,000	424,691
Westlake Corp. 5.00%, 8/15/2046	490,000	435,942
		3,903,204
Commercial Services & Supplies — 0.1%
Cintas Corp. No. 2 3.70%, 4/1/2027	150,000	145,281
RELX Capital, Inc. (United Kingdom) 4.75%, 5/20/2032	97,000	95,256
Republic Services, Inc. 2.38%, 3/15/2033	1,437,000	1,151,602
Waste Connections, Inc.
3.50%, 5/1/2029	30,000	28,102
2.20%, 1/15/2032	40,000	32,376
4.20%, 1/15/2033	293,000	273,642
2.95%, 1/15/2052	517,000	342,082
Waste Management, Inc.
4.63%, 2/15/2033	30,000	28,942
2.95%, 6/1/2041	106,000	78,289
		2,175,572
Communications Equipment — 0.1%
Cisco Systems, Inc.
2.95%, 2/28/2026	1,311,000	1,263,659
5.90%, 2/15/2039	12,000	12,878
Motorola Solutions, Inc. 5.60%, 6/1/2032	30,000	30,092
		1,306,629
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	10,000	8,650
Vulcan Materials Co.
3.50%, 6/1/2030	257,000	234,221
4.70%, 3/1/2048	96,000	85,970
		328,841
Consumer Finance — 1.0%
AerCap Ireland Capital DAC (Ireland)
6.50%, 7/15/2025	250,000	252,258
4.45%, 10/1/2025	150,000	147,124
1.75%, 1/30/2026	162,000	150,500
3.65%, 7/21/2027	230,000	216,532
3.30%, 1/30/2032	1,001,000	847,120
Ally Financial, Inc. 2.20%, 11/2/2028	1,219,000	1,035,542
American Express Co.
4.20%, 11/6/2025	434,000	428,104
4.90%, 2/13/2026	30,000	29,902
(SOFR + 1.00%), 4.99%, 5/1/2026 (b)	30,000	29,827
1.65%, 11/4/2026	1,273,000	1,163,911
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
(SOFR + 0.97%), 5.39%, 7/28/2027 (b)	30,000	30,083
American Honda Finance Corp.
2.00%, 3/24/2028	228,000	204,217
2.25%, 1/12/2029	36,000	31,968
4.60%, 4/17/2030	30,000	29,382
Capital One Financial Corp.
4.20%, 10/29/2025	23,000	22,482
3.75%, 7/28/2026	1,854,000	1,779,352
3.80%, 1/31/2028	237,000	223,969
(SOFR + 2.08%), 5.47%, 2/1/2029 (b)	51,000	50,665
Caterpillar Financial Services Corp.
0.80%, 11/13/2025	1,364,000	1,271,460
0.90%, 3/2/2026	1,337,000	1,234,145
3.60%, 8/12/2027	36,000	34,656
Discover Financial Services 3.95%, 11/6/2024	280,000	276,461
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	250,000	239,908
6.80%, 5/12/2028	500,000	516,058
7.35%, 3/6/2030	400,000	423,556
7.20%, 6/10/2030	200,000	210,960
General Motors Financial Co., Inc.
1.20%, 10/15/2024	150,000	145,801
3.50%, 11/7/2024	283,000	278,647
5.25%, 3/1/2026	150,000	149,522
2.40%, 10/15/2028	1,448,000	1,272,226
3.10%, 1/12/2032	395,000	329,901
John Deere Capital Corp.
4.95%, 6/6/2025	524,000	523,213
4.75%, 1/20/2028	1,000,000	999,053
2.00%, 6/17/2031	37,000	30,584
PACCAR Financial Corp. 3.55%, 8/11/2025	881,000	862,798
Synchrony Financial
4.88%, 6/13/2025	38,000	37,391
3.95%, 12/1/2027	50,000	46,311
5.15%, 3/19/2029	84,000	80,132
Toyota Motor Credit Corp.
3.00%, 4/1/2025	150,000	146,560
0.80%, 10/16/2025	535,000	500,041
3.05%, 3/22/2027	150,000	142,245
3.05%, 1/11/2028	500,000	470,682
4.55%, 5/17/2030	30,000	29,373
		16,924,622
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	49

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Staples Distribution & Retail — 0.3%
Costco Wholesale Corp.
3.00%, 5/18/2027	200,000	190,785
1.38%, 6/20/2027	11,000	9,887
1.75%, 4/20/2032	167,000	133,524
Dollar General Corp.
4.15%, 11/1/2025	10,000	9,795
5.00%, 11/1/2032	50,000	48,549
Dollar Tree, Inc. 2.65%, 12/1/2031	151,000	125,704
Kroger Co. (The)
5.40%, 7/15/2040	294,000	284,338
3.95%, 1/15/2050	214,000	167,627
Sysco Corp. 2.40%, 2/15/2030	19,000	16,356
Target Corp. 2.95%, 1/15/2052	2,452,000	1,627,734
Walmart, Inc.
1.05%, 9/17/2026	2,325,000	2,124,562
4.10%, 4/15/2033	173,000	164,770
4.50%, 9/9/2052	122,000	111,076
		5,014,707
Containers & Packaging — 0.1%
Avery Dennison Corp. 4.88%, 12/6/2028	152,000	150,473
Berry Global, Inc. 1.57%, 1/15/2026	1,032,000	961,404
International Paper Co.
4.80%, 6/15/2044	200,000	178,078
5.15%, 5/15/2046	195,000	180,948
WestRock MWV LLC 7.95%, 2/15/2031	166,000	189,135
WRKCo, Inc.
3.75%, 3/15/2025	100,000	97,939
3.00%, 6/15/2033	40,000	33,710
		1,791,687
Diversified Consumer Services — 0.1%
George Washington University (The) Series 2018, 4.13%, 9/15/2048	104,000	88,816
Georgetown University (The) Series B, 4.32%, 4/1/2049	10,000	8,804
Trustees of Boston College 3.13%, 7/1/2052	53,000	38,443
Trustees of Princeton University (The) Series 2020, 2.52%, 7/1/2050	445,000	296,144
Trustees of the University of Pennsylvania (The) 3.61%, 2/15/2119	748,000	516,928
University of Miami Series 2022, 4.06%, 4/1/2052	921,000	775,748
		1,724,883
Diversified REITs — 0.1%
Digital Realty Trust LP 3.70%, 8/15/2027	20,000	19,061
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified REITs — continued
GLP Capital LP 4.00%, 1/15/2030	50,000	44,994
Simon Property Group LP
1.38%, 1/15/2027 (c)	250,000	226,727
3.38%, 12/1/2027	338,000	318,804
2.20%, 2/1/2031	900,000	737,793
2.25%, 1/15/2032	254,000	204,255
VICI Properties LP
4.75%, 2/15/2028	678,000	656,856
5.13%, 5/15/2032	75,000	70,438
WP Carey, Inc. 3.85%, 7/15/2029	150,000	138,777
		2,417,705
Diversified Telecommunication Services — 0.8%
AT&T, Inc.
3.88%, 1/15/2026	30,000	29,265
1.70%, 3/25/2026	129,000	119,939
2.30%, 6/1/2027	30,000	27,467
4.30%, 2/15/2030	200,000	190,876
2.55%, 12/1/2033	200,000	157,708
4.50%, 5/15/2035	947,000	871,382
5.35%, 9/1/2040	720,000	693,855
4.65%, 6/1/2044	63,000	54,177
4.50%, 3/9/2048	10,000	8,355
4.55%, 3/9/2049	375,000	314,603
3.65%, 6/1/2051	490,000	350,448
3.80%, 12/1/2057	10,000	7,056
3.85%, 6/1/2060	1,943,000	1,372,011
Bell Canada (The) (Canada)
Series US-5, 2.15%, 2/15/2032	546,000	437,912
5.10%, 5/11/2033	10,000	9,894
Deutsche Telekom International Finance BV (Germany) 9.25%, 6/1/2032	136,000	171,628
Orange SA (France) 5.38%, 1/13/2042	189,000	185,885
Telefonica Emisiones SA (Spain)
4.10%, 3/8/2027	577,000	558,800
7.05%, 6/20/2036	29,000	31,953
TELUS Corp. (Canada) 3.40%, 5/13/2032	1,264,000	1,096,685
Verizon Communications, Inc.
1.45%, 3/20/2026	1,574,000	1,459,493
4.13%, 3/16/2027	14,000	13,616
4.33%, 9/21/2028	231,000	224,252
3.88%, 2/8/2029	56,000	53,205
1.75%, 1/20/2031	2,121,000	1,700,899
2.55%, 3/21/2031	176,000	148,274
2.36%, 3/15/2032	150,000	121,492
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
4.86%, 8/21/2046	150,000	137,703
2.88%, 11/20/2050	53,000	33,769
3.55%, 3/22/2051	238,000	172,821
5.01%, 8/21/2054	27,000	25,027
2.99%, 10/30/2056	238,000	147,952
3.00%, 11/20/2060	2,757,000	1,673,673
		12,602,075
Electric Utilities — 1.4%
Alabama Power Co.
3.75%, 3/1/2045	424,000	331,739
Series B, 3.70%, 12/1/2047	87,000	66,144
3.45%, 10/1/2049	350,000	255,178
American Electric Power Co., Inc. 5.63%, 3/1/2033	62,000	62,444
Arizona Public Service Co. 4.35%, 11/15/2045	30,000	24,646
Avangrid, Inc. 3.80%, 6/1/2029	30,000	27,951
CenterPoint Energy Houston Electric LLC
Series ai., 4.45%, 10/1/2032	50,000	47,604
Series K2, 6.95%, 3/15/2033	15,000	16,920
Series AD, 2.90%, 7/1/2050	10,000	6,573
Series AF, 3.35%, 4/1/2051	155,000	111,410
Commonwealth Edison Co.
3.65%, 6/15/2046	100,000	76,206
Series 130, 3.13%, 3/15/2051	174,000	116,429
Connecticut Light and Power Co. (The) 5.25%, 1/15/2053	304,000	294,453
Dominion Energy South Carolina, Inc. 5.10%, 6/1/2065	914,000	841,524
DTE Electric Co.
Series A, 1.90%, 4/1/2028	227,000	202,099
4.30%, 7/1/2044	35,000	30,046
3.70%, 6/1/2046	151,000	116,440
3.75%, 8/15/2047	740,000	570,813
3.95%, 3/1/2049	240,000	193,402
Series B, 3.25%, 4/1/2051	114,000	78,970
Duke Energy Carolinas LLC
2.45%, 2/1/2030	90,000	78,694
6.45%, 10/15/2032	30,000	32,513
3.75%, 6/1/2045	269,000	207,473
3.70%, 12/1/2047	942,000	701,816
3.95%, 3/15/2048	158,000	124,486
Duke Energy Corp. 3.75%, 9/1/2046	80,000	59,493
Duke Energy Florida LLC
2.50%, 12/1/2029	10,000	8,788
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
6.40%, 6/15/2038	1,885,000	2,031,465
Duke Energy Ohio, Inc.
2.13%, 6/1/2030	200,000	167,965
5.25%, 4/1/2033	30,000	30,011
Duke Energy Progress LLC
5.25%, 3/15/2033	50,000	49,917
4.10%, 5/15/2042	395,000	327,426
Edison International
5.75%, 6/15/2027	500,000	504,733
5.25%, 11/15/2028	500,000	497,371
Enel Americas SA (Chile) 4.00%, 10/25/2026	101,000	97,023
Entergy Arkansas LLC
4.00%, 6/1/2028	23,000	22,097
3.35%, 6/15/2052	141,000	96,818
Entergy Corp.
2.80%, 6/15/2030	20,000	17,294
3.75%, 6/15/2050	19,000	13,702
Entergy Louisiana LLC 0.95%, 10/1/2024	99,000	96,406
Entergy Mississippi LLC 3.50%, 6/1/2051	436,000	308,494
Evergy Metro, Inc. Series 2020, 2.25%, 6/1/2030	253,000	213,789
Evergy, Inc. 2.45%, 9/15/2024	192,000	188,477
Eversource Energy
Series L, 2.90%, 10/1/2024	155,000	152,432
4.60%, 7/1/2027	100,000	97,788
Exelon Corp.
3.40%, 4/15/2026	336,000	323,509
4.70%, 4/15/2050	846,000	730,615
Florida Power & Light Co.
4.80%, 5/15/2033	30,000	29,338
3.70%, 12/1/2047	1,376,000	1,069,601
Georgia Power Co. 4.95%, 5/17/2033	30,000	29,311
Hydro-Quebec (Canada) 8.50%, 12/1/2029	50,000	58,342
Iberdrola International BV (Spain) 5.81%, 3/15/2025	721,000	721,015
Interstate Power and Light Co.
5.70%, 10/15/2033	15,000	15,272
3.50%, 9/30/2049	103,000	73,006
ITC Holdings Corp. 3.35%, 11/15/2027	10,000	9,380
MidAmerican Energy Co.
5.35%, 1/15/2034	200,000	203,815
2.70%, 8/1/2052	200,000	122,505
NextEra Energy Capital Holdings, Inc.
6.05%, 3/1/2025	183,000	183,740
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	51

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
1.88%, 1/15/2027	784,000	715,443
3.55%, 5/1/2027	100,000	95,140
4.90%, 2/28/2028	150,000	148,756
5.00%, 2/28/2030	30,000	29,742
5.00%, 7/15/2032	50,000	48,731
Northern States Power Co.
2.90%, 3/1/2050	43,000	28,144
4.50%, 6/1/2052	500,000	436,032
NSTAR Electric Co.
3.25%, 5/15/2029	12,000	11,154
3.95%, 4/1/2030	15,000	14,062
3.10%, 6/1/2051	67,000	45,233
Oklahoma Gas and Electric Co.
5.40%, 1/15/2033	30,000	30,489
4.15%, 4/1/2047	2,052,000	1,635,008
Oncor Electric Delivery Co. LLC
4.55%, 9/15/2032	50,000	47,966
7.25%, 1/15/2033	208,000	236,683
Pacific Gas and Electric Co.
3.30%, 12/1/2027	123,000	113,627
3.00%, 6/15/2028	116,000	105,255
3.30%, 8/1/2040	60,000	43,255
3.75%, 8/15/2042 (f)	81,000	59,525
3.50%, 8/1/2050	870,000	585,279
PacifiCorp
3.30%, 3/15/2051	84,000	55,086
5.35%, 12/1/2053	100,000	91,841
PG&E Wildfire Recovery Funding LLC Series A-4, 4.45%, 12/1/2047	250,000	224,332
Potomac Electric Power Co. 4.15%, 3/15/2043	515,000	432,795
Public Service Co. of Colorado 2.70%, 1/15/2051	358,000	216,461
Public Service Co. of New Hampshire 5.35%, 10/1/2033	200,000	202,087
Public Service Electric and Gas Co.
0.95%, 3/15/2026	909,000	841,200
3.00%, 5/15/2027	10,000	9,452
2.05%, 8/1/2050	25,000	13,965
SCE Recovery Funding LLC Series A-2, 2.94%, 11/15/2042	266,000	207,997
Southern Co. (The)
Series A, 3.70%, 4/30/2030	397,000	365,987
5.70%, 10/15/2032	30,000	30,726
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.73%), 4.00%, 1/15/2051 (b)	592,000	569,138
Southwestern Electric Power Co.
Series N, 1.65%, 3/15/2026	393,000	365,514
Series J, 3.90%, 4/1/2045	306,000	234,948
3.25%, 11/1/2051	245,000	160,273
Tampa Electric Co. 4.35%, 5/15/2044	338,000	279,935
Virginia Electric and Power Co.
Series B, 2.95%, 11/15/2026	10,000	9,471
Series A, 3.80%, 4/1/2028	258,000	247,129
4.00%, 1/15/2043	15,000	12,289
Series B, 3.80%, 9/15/2047	1,042,000	794,748
Wisconsin Electric Power Co. 4.30%, 10/15/2048	179,000	150,168
Xcel Energy, Inc.
3.40%, 6/1/2030	30,000	27,054
4.60%, 6/1/2032	30,000	27,950
		23,166,981
Electrical Equipment — 0.0% ^
Eaton Corp. 4.15%, 3/15/2033	321,000	302,377
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp.
2.80%, 2/15/2030	165,000	146,949
2.20%, 9/15/2031	50,000	41,019
Arrow Electronics, Inc. 2.95%, 2/15/2032	16,000	13,354
Keysight Technologies, Inc. 3.00%, 10/30/2029	30,000	26,679
Teledyne Technologies, Inc. 2.75%, 4/1/2031	299,000	253,710
Trimble, Inc. 6.10%, 3/15/2033	1,112,000	1,160,339
		1,642,050
Energy Equipment & Services — 0.1%
Halliburton Co.
3.80%, 11/15/2025	30,000	29,309
4.85%, 11/15/2035	438,000	421,409
Helmerich & Payne, Inc. 2.90%, 9/29/2031	147,000	121,936
NOV, Inc. 3.60%, 12/1/2029	220,000	200,680
Patterson-UTI Energy, Inc. 7.15%, 10/1/2033	200,000	211,983
		985,317
Entertainment — 0.2%
Electronic Arts, Inc.
4.80%, 3/1/2026	296,000	294,421
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Entertainment — continued
1.85%, 2/15/2031	145,000	118,019
Netflix, Inc.
4.38%, 11/15/2026	30,000	29,514
5.88%, 11/15/2028	30,000	31,081
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	216,000	206,496
TWDC Enterprises 18 Corp. 3.00%, 7/30/2046	2,193,000	1,530,708
Walt Disney Co. (The)
1.75%, 1/13/2026	30,000	28,283
3.80%, 3/22/2030	200,000	188,708
2.65%, 1/13/2031	210,000	182,428
3.60%, 1/13/2051	1,114,000	845,554
Warnermedia Holdings, Inc.
6.41%, 3/15/2026	100,000	99,961
3.76%, 3/15/2027	10,000	9,464
		3,564,637
Financial Services — 0.5%
Berkshire Hathaway, Inc. 3.13%, 3/15/2026	722,000	697,913
Equitable Holdings, Inc.
7.00%, 4/1/2028	100,000	106,315
4.35%, 4/20/2028	513,000	494,255
Fidelity National Information Services, Inc. 3.10%, 3/1/2041	30,000	21,600
Fiserv, Inc.
3.85%, 6/1/2025	230,000	225,403
2.65%, 6/1/2030	30,000	25,796
5.60%, 3/2/2033	50,000	50,410
Global Payments, Inc.
1.20%, 3/1/2026	701,000	645,327
2.90%, 5/15/2030	504,000	434,150
2.90%, 11/15/2031	12,000	10,013
4.15%, 8/15/2049	215,000	163,962
Mastercard, Inc.
3.30%, 3/26/2027	10,000	9,582
4.85%, 3/9/2033	50,000	49,934
National Rural Utilities Cooperative Finance Corp.
Series D, 1.00%, 10/18/2024	723,000	702,496
4.80%, 3/15/2028	20,000	19,892
PayPal Holdings, Inc.
1.65%, 6/1/2025	202,000	193,401
2.85%, 10/1/2029	30,000	26,752
Shell International Finance BV (Netherlands)
2.88%, 5/10/2026	129,000	123,438
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Financial Services — continued
2.50%, 9/12/2026	160,000	151,108
2.38%, 11/7/2029	177,000	155,933
6.38%, 12/15/2038	782,000	869,226
3.00%, 11/26/2051	1,625,000	1,089,068
Synchrony Bank 5.63%, 8/23/2027	350,000	340,546
Visa, Inc. 0.75%, 8/15/2027	1,381,000	1,212,615
Voya Financial, Inc.
3.65%, 6/15/2026	71,000	68,262
5.70%, 7/15/2043	77,000	74,608
		7,962,005
Food Products — 0.5%
Archer-Daniels-Midland Co. 2.70%, 9/15/2051	50,000	31,673
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	50,000	42,540
Campbell Soup Co. 4.80%, 3/15/2048	81,000	71,043
Conagra Brands, Inc. 5.30%, 11/1/2038	302,000	285,169
Hormel Foods Corp. 1.70%, 6/3/2028	243,000	214,512
J M Smucker Co. (The) 3.38%, 12/15/2027	1,253,000	1,181,523
JBS USA LUX SA
5.13%, 2/1/2028	150,000	146,903
3.00%, 2/2/2029	745,000	652,991
5.50%, 1/15/2030	980,000	954,601
3.75%, 12/1/2031	150,000	127,470
Kellanova 4.30%, 5/15/2028 (c)	375,000	364,166
Kraft Heinz Foods Co. 6.50%, 2/9/2040	488,000	526,390
McCormick & Co., Inc. 0.90%, 2/15/2026	11,000	10,120
Mondelez International, Inc.
1.50%, 2/4/2031	10,000	7,948
3.00%, 3/17/2032	30,000	25,860
Pilgrim's Pride Corp. 6.88%, 5/15/2034	20,000	21,058
Tyson Foods, Inc.
3.55%, 6/2/2027	194,000	183,906
4.35%, 3/1/2029	155,000	149,145
4.88%, 8/15/2034	1,459,000	1,385,890
5.15%, 8/15/2044	211,000	190,018
Unilever Capital Corp. (United Kingdom)
2.90%, 5/5/2027	1,115,000	1,053,738
2.13%, 9/6/2029	100,000	87,108
		7,713,772
Gas Utilities — 0.1%
CenterPoint Energy Resources Corp. 5.85%, 1/15/2041	65,000	66,321
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	53

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Gas Utilities — continued
National Fuel Gas Co. 5.20%, 7/15/2025	488,000	484,065
Southern California Gas Co. Series VV, 4.30%, 1/15/2049	458,000	375,409
		925,795
Ground Transportation — 0.3%
Burlington Northern Santa Fe LLC 6.15%, 5/1/2037	20,000	21,819
Canadian National Railway Co. (Canada) 2.75%, 3/1/2026	255,000	244,575
CSX Corp.
4.10%, 11/15/2032	30,000	27,992
4.75%, 5/30/2042	586,000	539,638
4.30%, 3/1/2048	24,000	20,472
3.35%, 9/15/2049	37,000	26,499
2.50%, 5/15/2051	245,000	149,027
Norfolk Southern Corp.
4.45%, 3/1/2033	50,000	47,574
4.45%, 6/15/2045	27,000	23,248
3.40%, 11/1/2049	228,000	165,517
3.70%, 3/15/2053	514,000	382,210
3.16%, 5/15/2055	31,000	20,307
Union Pacific Corp.
3.70%, 3/1/2029	10,000	9,531
3.38%, 2/1/2035	1,470,000	1,254,648
3.38%, 2/14/2042	807,000	630,044
2.95%, 3/10/2052	605,000	404,474
3.84%, 3/20/2060	166,000	125,865
4.10%, 9/15/2067	452,000	355,096
		4,448,536
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories 6.15%, 11/30/2037	375,000	415,554
Baxter International, Inc.
2.27%, 12/1/2028	537,000	470,779
2.54%, 2/1/2032 (c)	477,000	390,888
3.13%, 12/1/2051 (c)	1,768,000	1,149,823
Becton Dickinson & Co.
2.82%, 5/20/2030	30,000	26,312
4.30%, 8/22/2032	50,000	46,864
DENTSPLY SIRONA, Inc. 3.25%, 6/1/2030	1,409,000	1,228,008
Zimmer Biomet Holdings, Inc. 5.75%, 11/30/2039	32,000	31,816
		3,760,044
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — 1.1%
Baptist Healthcare System Obligated Group Series 20B, 3.54%, 8/15/2050	54,000	40,027
Cardinal Health, Inc. 3.75%, 9/15/2025	150,000	146,303
Cencora, Inc. 2.70%, 3/15/2031	233,000	198,646
Cigna Group (The)
3.40%, 3/1/2027	10,000	9,523
3.40%, 3/15/2051	720,000	500,688
CommonSpirit Health 4.35%, 11/1/2042	25,000	21,323
Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	61,000	43,971
CVS Health Corp.
3.88%, 7/20/2025	989,000	968,921
5.00%, 2/20/2026	150,000	149,331
3.00%, 8/15/2026	180,000	170,930
4.30%, 3/25/2028	1,000,000	970,874
3.25%, 8/15/2029	14,000	12,738
1.75%, 8/21/2030	89,000	72,173
2.13%, 9/15/2031	155,000	125,079
4.78%, 3/25/2038	30,000	27,293
6.13%, 9/15/2039	450,000	462,178
4.13%, 4/1/2040	724,000	594,370
2.70%, 8/21/2040	375,000	255,290
5.05%, 3/25/2048	993,000	887,195
Elevance Health, Inc.
1.50%, 3/15/2026	181,000	168,140
3.65%, 12/1/2027	15,000	14,344
2.88%, 9/15/2029	67,000	60,080
2.25%, 5/15/2030	190,000	161,403
5.50%, 10/15/2032	1,036,000	1,055,220
4.75%, 2/15/2033	150,000	144,876
4.63%, 5/15/2042	10,000	8,998
4.38%, 12/1/2047	100,000	84,916
3.70%, 9/15/2049	761,000	576,390
HCA, Inc. 3.13%, 3/15/2027	1,726,000	1,622,084
Humana, Inc.
3.85%, 10/1/2024	27,000	26,693
1.35%, 2/3/2027	157,000	140,855
5.88%, 3/1/2033	50,000	51,302
4.80%, 3/15/2047	190,000	165,531
Laboratory Corp. of America Holdings 4.70%, 2/1/2045	202,000	180,255
Mass General Brigham, Inc. Series 2020, 3.34%, 7/1/2060	126,000	86,669
McKesson Corp. 5.10%, 7/15/2033	478,000	476,151
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
Memorial Sloan-Kettering Cancer Center 5.00%, 7/1/2042	147,000	142,745
MyMichigan Health Series 2020, 3.41%, 6/1/2050	273,000	197,659
Quest Diagnostics, Inc. 2.95%, 6/30/2030	30,000	26,408
Trinity Health Corp. 4.13%, 12/1/2045	593,000	505,756
UMass Memorial Health Care Obligated Group 5.36%, 7/1/2052	511,000	485,041
UnitedHealth Group, Inc.
2.38%, 8/15/2024	150,000	147,884
3.45%, 1/15/2027	30,000	28,953
3.38%, 4/15/2027	20,000	19,163
4.25%, 1/15/2029	30,000	29,251
2.00%, 5/15/2030	90,000	75,640
4.50%, 4/15/2033	18,000	17,286
5.80%, 3/15/2036	147,000	155,410
2.90%, 5/15/2050	440,000	292,022
3.25%, 5/15/2051	1,923,000	1,354,059
4.75%, 5/15/2052	500,000	455,592
3.13%, 5/15/2060	1,545,000	1,010,701
UPMC Series D-1, 3.60%, 4/3/2025	2,000,000	1,963,923
		17,588,253
Health Care REITs — 0.1%
Healthpeak OP LLC
2.88%, 1/15/2031	319,000	271,279
6.75%, 2/1/2041	82,000	89,814
Ventas Realty LP
4.00%, 3/1/2028	268,000	255,034
5.70%, 9/30/2043	156,000	147,362
Welltower OP LLC
4.00%, 6/1/2025	250,000	245,405
4.95%, 9/1/2048	160,000	143,871
		1,152,765
Hotels, Restaurants & Leisure — 0.2%
Booking Holdings, Inc.
3.55%, 3/15/2028	307,000	292,144
4.63%, 4/13/2030	650,000	638,746
Darden Restaurants, Inc. 3.85%, 5/1/2027	22,000	21,127
Expedia Group, Inc.
5.00%, 2/15/2026	517,000	513,519
3.25%, 2/15/2030	601,000	535,557
2.95%, 3/15/2031	30,000	25,682
Marriott International, Inc. Series GG, 3.50%, 10/15/2032	30,000	26,167
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — continued
McDonald's Corp.
1.45%, 9/1/2025	15,000	14,199
3.50%, 7/1/2027	18,000	17,224
4.60%, 9/9/2032	30,000	29,289
4.70%, 12/9/2035	101,000	97,006
4.60%, 5/26/2045	312,000	277,614
Starbucks Corp.
2.00%, 3/12/2027	274,000	251,063
3.00%, 2/14/2032	793,000	687,026
		3,426,363
Household Durables — 0.1%
DR Horton, Inc. 2.50%, 10/15/2024	200,000	196,154
Leggett & Platt, Inc. 4.40%, 3/15/2029	179,000	169,587
Lennar Corp. 4.75%, 11/29/2027	150,000	147,602
MDC Holdings, Inc. 3.97%, 8/6/2061	399,000	303,570
NVR, Inc. 3.00%, 5/15/2030	115,000	101,353
PulteGroup, Inc.
7.88%, 6/15/2032	85,000	98,308
6.00%, 2/15/2035	130,000	133,499
Toll Brothers Finance Corp. 4.88%, 11/15/2025	25,000	24,706
Whirlpool Corp.
4.70%, 5/14/2032	100,000	94,532
5.50%, 3/1/2033	30,000	29,745
		1,299,056
Household Products — 0.2%
Church & Dwight Co., Inc. 5.60%, 11/15/2032	250,000	259,236
Clorox Co. (The) 4.40%, 5/1/2029	219,000	213,435
Colgate-Palmolive Co. 4.60%, 3/1/2033	80,000	79,403
Kimberly-Clark Corp.
3.10%, 3/26/2030	240,000	218,318
6.63%, 8/1/2037	1,000,000	1,152,054
5.30%, 3/1/2041	181,000	181,025
Procter & Gamble Co. (The)
3.00%, 3/25/2030	30,000	27,451
4.05%, 1/26/2033	483,000	465,242
		2,596,164
Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC
5.80%, 3/1/2033	200,000	204,378
5.75%, 10/1/2041	90,000	88,188
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	55

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — continued
5.60%, 6/15/2042	106,000	103,305
Oglethorpe Power Corp. 3.75%, 8/1/2050	63,000	45,164
		441,035
Industrial Conglomerates — 0.1%
3M Co.
2.88%, 10/15/2027	150,000	138,895
3.63%, 10/15/2047	116,000	83,960
3.25%, 8/26/2049	756,000	520,694
GE Capital Funding LLC 4.55%, 5/15/2032 (c)	278,000	267,001
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	250,000	233,968
Honeywell International, Inc.
1.95%, 6/1/2030	149,000	125,911
5.00%, 2/15/2033	426,000	426,819
4.50%, 1/15/2034	544,000	523,390
		2,320,638
Industrial REITs — 0.0% ^
Prologis LP
4.88%, 6/15/2028	50,000	49,928
4.38%, 2/1/2029	18,000	17,575
1.75%, 7/1/2030	86,000	70,697
1.75%, 2/1/2031	182,000	147,411
5.13%, 1/15/2034	50,000	49,490
		335,101
Insurance — 0.6%
Aflac, Inc. 3.60%, 4/1/2030	250,000	231,741
Allstate Corp. (The)
3.28%, 12/15/2026	637,000	606,562
4.50%, 6/15/2043	42,000	36,602
American International Group, Inc.
3.88%, 1/15/2035	615,000	541,089
4.75%, 4/1/2048	149,000	136,093
Aon Global Ltd. 3.88%, 12/15/2025	62,000	60,450
Arthur J Gallagher & Co. 2.40%, 11/9/2031	80,000	64,779
Athene Holding Ltd. 3.50%, 1/15/2031	36,000	31,301
Berkshire Hathaway Finance Corp. 2.88%, 3/15/2032	400,000	349,469
Brighthouse Financial, Inc.
3.70%, 6/22/2027	25,000	23,574
3.85%, 12/22/2051	395,000	255,852
Brown & Brown, Inc. 4.50%, 3/15/2029	253,000	244,819
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
Chubb INA Holdings, Inc.
3.35%, 5/3/2026	10,000	9,641
3.05%, 12/15/2061	252,000	167,298
CNA Financial Corp.
3.90%, 5/1/2029	10,000	9,386
5.50%, 6/15/2033	126,000	126,825
Hartford Financial Services Group, Inc. (The) 2.80%, 8/19/2029	668,000	596,698
Lincoln National Corp.
3.05%, 1/15/2030	1,413,000	1,236,848
3.40%, 1/15/2031	244,000	213,594
Loews Corp. 3.75%, 4/1/2026	114,000	110,839
Markel Group, Inc.
3.35%, 9/17/2029	98,000	88,283
4.30%, 11/1/2047	187,000	148,765
Marsh & McLennan Cos., Inc. 2.25%, 11/15/2030	1,694,000	1,428,344
MetLife, Inc.
6.38%, 6/15/2034	750,000	807,923
5.70%, 6/15/2035	831,000	860,164
4.13%, 8/13/2042	60,000	50,735
4.88%, 11/13/2043	186,000	170,899
4.05%, 3/1/2045	172,000	142,021
Nationwide Financial Services, Inc. 6.75%, 5/15/2037	270,000	268,547
Old Republic International Corp. 4.88%, 10/1/2024	29,000	28,814
Progressive Corp. (The) 4.00%, 3/1/2029	44,000	42,324
Prudential Financial, Inc.
(3-MONTH SOFR + 3.03%), 5.38%, 5/15/2045 (b)	529,000	520,919
3.94%, 12/7/2049	781,000	612,112
3.70%, 3/13/2051	93,000	70,607
Travelers Cos., Inc. (The) 3.05%, 6/8/2051	23,000	15,726
		10,309,643
Interactive Media & Services — 0.2%
Alphabet, Inc.
0.45%, 8/15/2025	1,576,000	1,481,818
2.05%, 8/15/2050	642,000	379,212
Baidu, Inc. (China) 1.72%, 4/9/2026	946,000	878,337
Meta Platforms, Inc.
3.50%, 8/15/2027	210,000	201,344
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Interactive Media & Services — continued
4.80%, 5/15/2030	200,000	199,953
4.45%, 8/15/2052	307,000	268,315
		3,408,979
IT Services — 0.2%
Amdocs Ltd. 2.54%, 6/15/2030	253,000	214,700
International Business Machines Corp.
4.50%, 2/6/2026	450,000	445,919
3.45%, 2/19/2026	150,000	145,512
5.88%, 11/29/2032	1,233,000	1,305,383
4.75%, 2/6/2033	150,000	146,374
4.00%, 6/20/2042	97,000	80,647
Kyndryl Holdings, Inc. 3.15%, 10/15/2031	200,000	164,929
		2,503,464
Leisure Products — 0.0% ^
Brunswick Corp.
4.40%, 9/15/2032 (c)	500,000	445,963
5.10%, 4/1/2052	10,000	7,904
Hasbro, Inc. 3.90%, 11/19/2029	227,000	208,289
		662,156
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.
1.75%, 10/15/2028 (c)	2,404,000	2,109,717
5.20%, 1/31/2034	200,000	202,247
		2,311,964
Machinery — 0.1%
Cummins, Inc. 2.60%, 9/1/2050	855,000	536,211
Dover Corp. 3.15%, 11/15/2025	576,000	555,425
IDEX Corp. 3.00%, 5/1/2030	30,000	26,194
Illinois Tool Works, Inc. 4.88%, 9/15/2041	128,000	123,676
Otis Worldwide Corp. 2.29%, 4/5/2027	10,000	9,240
Parker-Hannifin Corp. 4.25%, 9/15/2027	317,000	309,908
Snap-on, Inc. 3.10%, 5/1/2050	256,000	179,691
		1,740,345
Media — 0.6%
Charter Communications Operating LLC
2.25%, 1/15/2029	1,856,000	1,565,610
5.75%, 4/1/2048	100,000	83,102
6.83%, 10/23/2055	301,000	284,697
3.95%, 6/30/2062	863,000	507,373
Comcast Corp.
3.38%, 8/15/2025	157,000	153,261
3.15%, 3/1/2026	489,000	471,953
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
3.30%, 2/1/2027	107,000	102,579
3.30%, 4/1/2027	30,000	28,619
4.25%, 1/15/2033	100,000	93,667
4.80%, 5/15/2033	400,000	390,847
4.40%, 8/15/2035	38,000	35,204
3.20%, 7/15/2036	146,000	117,886
3.25%, 11/1/2039	1,435,000	1,102,022
2.80%, 1/15/2051	250,000	156,175
2.45%, 8/15/2052	500,000	286,890
2.65%, 8/15/2062	40,000	22,301
Discovery Communications LLC
4.90%, 3/11/2026	150,000	147,683
5.00%, 9/20/2037	84,000	71,879
Fox Corp. 4.71%, 1/25/2029 (c)	1,112,000	1,085,346
Omnicom Group, Inc.
2.45%, 4/30/2030	30,000	25,655
2.60%, 8/1/2031	435,000	365,142
Paramount Global
4.20%, 5/19/2032 (c)	2,249,000	1,832,852
5.50%, 5/15/2033	149,000	128,997
4.38%, 3/15/2043	274,000	183,541
Time Warner Cable LLC 4.50%, 9/15/2042	15,000	10,965
		9,254,246
Metals & Mining — 0.3%
ArcelorMittal SA (Luxembourg)
6.55%, 11/29/2027	150,000	156,097
4.25%, 7/16/2029	20,000	18,941
BHP Billiton Finance USA Ltd. (Australia) 4.75%, 2/28/2028	150,000	148,959
Freeport-McMoRan, Inc.
4.38%, 8/1/2028	233,000	222,198
5.45%, 3/15/2043	748,000	696,816
Newmont Corp.
2.25%, 10/1/2030	218,000	182,302
4.88%, 3/15/2042 (c)	1,990,000	1,828,219
Rio Tinto Finance USA plc (Australia)
5.00%, 3/9/2033	50,000	49,935
4.75%, 3/22/2042	274,000	256,833
Steel Dynamics, Inc. 5.00%, 12/15/2026	271,000	268,787
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	237,000	213,248
Yamana Gold, Inc. (Canada) 2.63%, 8/15/2031	1,899,000	1,566,277
		5,608,612
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	57

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multi-Utilities — 0.6%
Ameren Corp. 1.75%, 3/15/2028	2,315,000	2,034,366
Avista Corp. 4.00%, 4/1/2052	172,000	131,305
Berkshire Hathaway Energy Co.
3.25%, 4/15/2028	750,000	702,676
1.65%, 5/15/2031	238,000	188,168
2.85%, 5/15/2051 (c)	423,000	269,313
Black Hills Corp.
3.95%, 1/15/2026	100,000	97,156
5.95%, 3/15/2028	996,000	1,023,863
CenterPoint Energy, Inc. 2.95%, 3/1/2030	30,000	26,493
CMS Energy Corp. 4.88%, 3/1/2044	18,000	16,512
Consolidated Edison Co. of New York, Inc.
Series 12-A, 4.20%, 3/15/2042	23,000	19,167
3.70%, 11/15/2059	1,561,000	1,111,063
Consumers Energy Co.
4.63%, 5/15/2033	200,000	193,359
3.95%, 5/15/2043	271,000	226,259
3.10%, 8/15/2050	10,000	6,883
Dominion Energy, Inc.
Series D, 2.85%, 8/15/2026	150,000	141,452
Series C, 3.38%, 4/1/2030	130,000	117,061
Series A, 4.35%, 8/15/2032	150,000	139,629
Series C, 4.05%, 9/15/2042	40,000	31,663
4.70%, 12/1/2044	249,000	214,190
DTE Energy Co. 2.95%, 3/1/2030	538,000	471,281
NiSource, Inc.
5.40%, 6/30/2033	30,000	29,958
5.25%, 2/15/2043	283,000	266,682
4.38%, 5/15/2047	95,000	78,472
PG&E Energy Recovery Funding LLC Series A-1, 1.46%, 7/15/2031	388,621	342,117
Public Service Enterprise Group, Inc.
0.80%, 8/15/2025	20,000	18,728
1.60%, 8/15/2030	15,000	12,049
6.13%, 10/15/2033	200,000	208,719
Puget Sound Energy, Inc. 5.80%, 3/15/2040	80,000	80,754
Sempra
5.50%, 8/1/2033	30,000	29,825
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.13%, 4/1/2052 (b)	9,000	8,264
Southern Co. Gas Capital Corp.
5.15%, 9/15/2032	850,000	842,436
4.40%, 5/30/2047	100,000	81,151
		9,161,014
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Office REITs — 0.2%
Alexandria Real Estate Equities, Inc.
4.90%, 12/15/2030	500,000	486,626
2.00%, 5/18/2032	229,000	176,778
2.95%, 3/15/2034	119,000	95,932
Boston Properties LP
3.65%, 2/1/2026	50,000	48,083
2.75%, 10/1/2026	65,000	60,176
3.25%, 1/30/2031	660,000	555,662
2.55%, 4/1/2032	358,000	278,184
COPT Defense Properties LP 2.00%, 1/15/2029	811,000	671,436
Kilroy Realty LP 2.65%, 11/15/2033	640,000	466,268
		2,839,145
Oil, Gas & Consumable Fuels — 1.6%
Boardwalk Pipelines LP 4.80%, 5/3/2029	183,000	177,813
BP Capital Markets America, Inc.
3.80%, 9/21/2025	30,000	29,428
2.72%, 1/12/2032	230,000	195,093
3.06%, 6/17/2041	25,000	18,563
3.00%, 2/24/2050	424,000	283,684
2.94%, 6/4/2051	198,000	130,139
BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	30,000	28,404
Canadian Natural Resources Ltd. (Canada) 2.05%, 7/15/2025	2,116,000	2,019,415
Cenovus Energy, Inc. (Canada) 5.40%, 6/15/2047	109,000	100,080
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	52,000	51,983
Chevron Corp. 2.00%, 5/11/2027	10,000	9,193
Chevron USA, Inc. 0.69%, 8/12/2025	1,205,000	1,133,442
CNOOC Petroleum North America ULC (China) 5.88%, 3/10/2035	275,000	291,116
Continental Resources, Inc. 4.38%, 1/15/2028	229,000	220,065
Devon Energy Corp.
4.50%, 1/15/2030	38,000	36,251
7.95%, 4/15/2032	30,000	34,194
Diamondback Energy, Inc.
3.13%, 3/24/2031	38,000	33,308
6.25%, 3/15/2053	10,000	10,579
Enbridge, Inc. (Canada)
1.60%, 10/4/2026	73,000	66,733
2.50%, 8/1/2033	1,389,000	1,097,622
3.40%, 8/1/2051	10,000	6,973
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP
4.75%, 1/15/2026	30,000	29,660
5.50%, 6/1/2027	150,000	150,575
4.95%, 6/15/2028	30,000	29,538
5.25%, 4/15/2029	1,000,000	996,091
5.75%, 2/15/2033	30,000	30,185
4.90%, 3/15/2035	29,000	27,047
5.35%, 5/15/2045	951,000	860,376
5.40%, 10/1/2047	26,000	23,513
6.25%, 4/15/2049	440,000	443,946
5.00%, 5/15/2050	299,000	257,813
Enterprise Products Operating LLC
4.45%, 2/15/2043	1,238,000	1,077,266
(3-MONTH CME TERM SOFR + 2.83%), 5.38%, 2/15/2078 (b)	42,000	38,863
EOG Resources, Inc. 4.15%, 1/15/2026	1,268,000	1,248,905
EQT Corp. 7.00%, 2/1/2030 (f)	144,000	152,530
Equinor ASA (Norway)
3.95%, 5/15/2043	19,000	15,869
3.25%, 11/18/2049	157,000	112,655
Exxon Mobil Corp.
3.48%, 3/19/2030	1,000,000	932,962
4.11%, 3/1/2046	657,000	556,845
3.45%, 4/15/2051	596,000	441,841
Hess Corp. 7.30%, 8/15/2031	287,000	322,419
Kinder Morgan Energy Partners LP
6.50%, 2/1/2037	56,000	57,676
6.38%, 3/1/2041	110,000	111,781
Kinder Morgan, Inc.
2.00%, 2/15/2031	11,000	8,921
4.80%, 2/1/2033	2,001,000	1,888,079
5.55%, 6/1/2045	217,000	203,591
5.20%, 3/1/2048	842,000	747,989
Marathon Oil Corp. 6.80%, 3/15/2032	98,000	104,455
Marathon Petroleum Corp.
5.13%, 12/15/2026	83,000	82,861
6.50%, 3/1/2041	170,000	180,436
MPLX LP
4.50%, 4/15/2038	11,000	9,585
5.20%, 3/1/2047	340,000	305,333
4.70%, 4/15/2048	165,000	138,135
4.90%, 4/15/2058	967,000	800,628
ONEOK Partners LP 6.65%, 10/1/2036	42,000	44,422
ONEOK, Inc.
4.55%, 7/15/2028	550,000	537,350
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
3.40%, 9/1/2029	55,000	50,232
3.10%, 3/15/2030	27,000	23,920
4.45%, 9/1/2049	100,000	79,751
Ovintiv, Inc.
5.65%, 5/15/2028	497,000	501,371
6.25%, 7/15/2033	28,000	28,789
6.50%, 8/15/2034	200,000	209,502
Phillips 66 Co. 3.75%, 3/1/2028	944,000	900,322
Pioneer Natural Resources Co. 1.13%, 1/15/2026	814,000	755,144
Sabine Pass Liquefaction LLC
5.88%, 6/30/2026	150,000	151,220
4.20%, 3/15/2028	150,000	144,734
Targa Resources Partners LP
6.50%, 7/15/2027	450,000	455,026
4.00%, 1/15/2032	50,000	44,622
TC PipeLines LP 4.38%, 3/13/2025	202,000	198,909
Tosco Corp. 8.13%, 2/15/2030	343,000	396,229
TotalEnergies Capital International SA (France) 3.39%, 6/29/2060	98,000	67,735
TransCanada PipeLines Ltd. (Canada)
6.20%, 3/9/2026	17,000	17,001
4.10%, 4/15/2030	13,000	12,176
2.50%, 10/12/2031	225,000	184,383
4.75%, 5/15/2038	428,000	386,798
Transcontinental Gas Pipe Line Co. LLC 4.45%, 8/1/2042	272,000	236,048
Valero Energy Corp.
3.40%, 9/15/2026 (c)	648,000	619,543
2.80%, 12/1/2031	20,000	16,880
3.65%, 12/1/2051	465,000	327,279
Western Midstream Operating LP
4.75%, 8/15/2028	30,000	29,004
5.30%, 3/1/2048	624,000	538,206
5.50%, 8/15/2048	30,000	26,339
Williams Cos., Inc. (The)
3.75%, 6/15/2027	1,037,000	991,899
5.65%, 3/15/2033	75,000	76,227
4.90%, 1/15/2045	133,000	117,143
3.50%, 10/15/2051	10,000	6,967
		26,537,618
Paper & Forest Products — 0.0% ^
Suzano Austria GmbH (Brazil)
6.00%, 1/15/2029	364,000	364,063
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	59

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Paper & Forest Products — continued
Series DM3N, 3.13%, 1/15/2032	30,000	24,634
Suzano International Finance BV (Brazil) 5.50%, 1/17/2027	200,000	199,724
		588,421
Passenger Airlines — 0.0% ^
Southwest Airlines Co. 5.13%, 6/15/2027	150,000	149,493
Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The) 4.38%, 5/15/2028	300,000	294,948
Kenvue, Inc.
5.35%, 3/22/2026	300,000	301,961
5.05%, 3/22/2028	180,000	181,128
5.00%, 3/22/2030	330,000	330,676
4.90%, 3/22/2033	330,000	326,276
		1,434,989
Pharmaceuticals — 0.8%
Astrazeneca Finance LLC (United Kingdom) 1.75%, 5/28/2028	3,204,000	2,832,139
Bristol-Myers Squibb Co.
1.13%, 11/13/2027	144,000	126,207
3.40%, 7/26/2029	30,000	27,962
3.25%, 8/1/2042	10,000	7,554
4.63%, 5/15/2044	127,000	114,955
4.25%, 10/26/2049	1,019,000	853,002
3.90%, 3/15/2062	300,000	223,700
Eli Lilly & Co.
3.10%, 5/15/2027	115,000	109,414
4.70%, 2/27/2033	150,000	148,738
2.25%, 5/15/2050	2,154,000	1,305,517
2.50%, 9/15/2060	598,000	347,912
Johnson & Johnson
0.55%, 9/1/2025	756,000	709,092
3.40%, 1/15/2038	181,000	153,557
Merck & Co., Inc.
1.70%, 6/10/2027	514,000	465,515
3.40%, 3/7/2029	785,000	737,286
3.60%, 9/15/2042	10,000	8,094
Pfizer Investment Enterprises Pte. Ltd. 4.75%, 5/19/2033	30,000	29,234
Pfizer, Inc.
3.00%, 12/15/2026	10,000	9,535
3.60%, 9/15/2028 (c)	835,000	797,599
3.45%, 3/15/2029	220,000	206,803
1.75%, 8/18/2031	165,000	132,949
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pharmaceuticals — continued
4.00%, 12/15/2036	318,000	285,643
Pharmacia LLC 6.60%, 12/1/2028 (f)	350,000	374,803
Royalty Pharma plc 1.75%, 9/2/2027	456,000	405,389
Takeda Pharmaceutical Co. Ltd. (Japan) 2.05%, 3/31/2030	894,000	751,229
Viatris, Inc.
2.30%, 6/22/2027	300,000	271,299
3.85%, 6/22/2040	1,291,000	947,661
4.00%, 6/22/2050	743,000	506,269
Wyeth LLC 5.95%, 4/1/2037	557,000	594,296
Zoetis, Inc. 2.00%, 5/15/2030	30,000	25,161
		13,508,514
Professional Services — 0.0% ^
Broadridge Financial Solutions, Inc. 2.90%, 12/1/2029	30,000	26,409
Concentrix Corp. 6.60%, 8/2/2028	115,000	115,530
Equifax, Inc. 2.35%, 9/15/2031	393,000	320,914
Thomson Reuters Corp. (Canada) 3.35%, 5/15/2026	306,000	293,502
Verisk Analytics, Inc. 5.75%, 4/1/2033	30,000	30,988
		787,343
Residential REITs — 0.2%
American Homes 4 Rent LP 4.90%, 2/15/2029	224,000	218,302
AvalonBay Communities, Inc.
1.90%, 12/1/2028	68,000	59,228
2.30%, 3/1/2030	464,000	398,623
2.45%, 1/15/2031	22,000	18,761
Camden Property Trust
4.10%, 10/15/2028	245,000	235,942
2.80%, 5/15/2030	69,000	60,633
ERP Operating LP 4.15%, 12/1/2028	427,000	412,844
Sun Communities Operating LP 4.20%, 4/15/2032	130,000	115,370
UDR, Inc.
3.00%, 8/15/2031	222,000	190,454
3.10%, 11/1/2034	1,990,000	1,600,676
		3,310,833
Retail REITs — 0.1%
Brixmor Operating Partnership LP 4.05%, 7/1/2030	500,000	459,150
Kimco Realty OP LLC 4.60%, 2/1/2033	288,000	269,949
Realty Income Corp.
4.00%, 7/15/2029	50,000	47,143
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Retail REITs — continued
3.40%, 1/15/2030	37,000	33,535
3.25%, 1/15/2031	500,000	442,272
		1,252,049
Semiconductors & Semiconductor Equipment — 0.6%
Analog Devices, Inc.
2.10%, 10/1/2031	150,000	123,757
2.80%, 10/1/2041	46,000	32,644
Applied Materials, Inc. 2.75%, 6/1/2050	14,000	9,415
Broadcom, Inc.
4.11%, 9/15/2028	46,000	44,086
4.30%, 11/15/2032	47,000	43,523
3.47%, 4/15/2034 (g)	10,000	8,443
3.14%, 11/15/2035 (g)	200,000	158,516
3.19%, 11/15/2036 (g)	10,000	7,815
4.93%, 5/15/2037 (g)	1,004,000	935,490
Intel Corp.
3.15%, 5/11/2027	30,000	28,429
2.45%, 11/15/2029	330,000	288,992
2.80%, 8/12/2041	1,560,000	1,105,328
4.25%, 12/15/2042 (c)	1,806,000	1,539,683
5.70%, 2/10/2053	255,000	257,692
3.10%, 2/15/2060	263,000	166,236
KLA Corp. 3.30%, 3/1/2050	101,000	72,498
Lam Research Corp. 3.75%, 3/15/2026	30,000	29,278
Micron Technology, Inc.
4.98%, 2/6/2026	507,000	504,030
6.75%, 11/1/2029	200,000	212,257
2.70%, 4/15/2032	200,000	164,072
NVIDIA Corp. 2.85%, 4/1/2030	200,000	180,099
NXP BV (China)
4.30%, 6/18/2029	30,000	28,640
2.65%, 2/15/2032	125,000	102,619
3.25%, 5/11/2041	1,162,000	853,933
QUALCOMM, Inc.
5.40%, 5/20/2033	30,000	31,085
4.50%, 5/20/2052	10,000	8,808
Skyworks Solutions, Inc. 1.80%, 6/1/2026	13,000	12,024
Texas Instruments, Inc. 2.90%, 11/3/2027	1,258,000	1,180,831
TSMC Arizona Corp. (Taiwan) 1.75%, 10/25/2026	1,030,000	945,941
		9,076,164
Software — 0.6%
Adobe, Inc. 2.15%, 2/1/2027	30,000	27,925
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Software — continued
Microsoft Corp.
2.50%, 9/15/2050 (g)	1,190,000	755,053
4.00%, 2/12/2055	1,111,000	963,766
Oracle Corp.
2.95%, 5/15/2025	951,000	922,949
2.80%, 4/1/2027	30,000	27,982
3.25%, 11/15/2027	688,000	645,127
3.60%, 4/1/2040	179,000	138,203
3.65%, 3/25/2041	30,000	23,072
4.00%, 11/15/2047	250,000	191,139
3.60%, 4/1/2050	2,022,000	1,423,103
3.95%, 3/25/2051	2,119,000	1,579,358
5.55%, 2/6/2053	10,000	9,572
4.10%, 3/25/2061	97,000	70,997
Roper Technologies, Inc. 1.00%, 9/15/2025	300,000	280,942
Salesforce, Inc.
1.50%, 7/15/2028	15,000	13,121
1.95%, 7/15/2031	2,481,000	2,031,735
VMware LLC
3.90%, 8/21/2027	190,000	181,160
1.80%, 8/15/2028	100,000	86,576
2.20%, 8/15/2031	26,000	20,964
Workday, Inc. 3.70%, 4/1/2029	250,000	233,656
		9,626,400
Specialized REITs — 0.1%
American Tower Corp.
4.40%, 2/15/2026	10,000	9,834
3.38%, 10/15/2026	30,000	28,608
2.75%, 1/15/2027	130,000	121,071
3.65%, 3/15/2027	30,000	28,670
3.55%, 7/15/2027	33,000	31,282
5.50%, 3/15/2028	30,000	30,124
5.25%, 7/15/2028	30,000	29,907
Crown Castle, Inc.
1.35%, 7/15/2025	60,000	56,768
3.80%, 2/15/2028	20,000	18,833
4.80%, 9/1/2028	30,000	29,252
2.25%, 1/15/2031	185,000	151,209
2.10%, 4/1/2031	250,000	200,446
2.90%, 4/1/2041	130,000	90,240
3.25%, 1/15/2051	652,000	440,029
Equinix, Inc. 3.90%, 4/15/2032	125,000	113,433
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	61

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Specialized REITs — continued
Public Storage Operating Co.
0.88%, 2/15/2026	174,000	160,571
1.50%, 11/9/2026	59,000	53,887
		1,594,164
Specialty Retail — 0.4%
AutoNation, Inc.
1.95%, 8/1/2028	225,000	192,301
4.75%, 6/1/2030	30,000	28,522
AutoZone, Inc.
4.00%, 4/15/2030	475,000	446,483
5.20%, 8/1/2033	30,000	29,731
Dick's Sporting Goods, Inc. 4.10%, 1/15/2052	515,000	361,794
Home Depot, Inc. (The)
2.13%, 9/15/2026	500,000	467,245
2.50%, 4/15/2027	166,000	154,616
2.80%, 9/14/2027	1,000,000	937,031
1.88%, 9/15/2031	50,000	40,511
3.13%, 12/15/2049	250,000	173,965
3.50%, 9/15/2056	1,023,000	749,220
Lowe's Cos., Inc.
2.50%, 4/15/2026	500,000	474,640
1.70%, 10/15/2030	135,000	109,460
5.00%, 4/15/2033	200,000	197,094
5.15%, 7/1/2033	30,000	29,856
4.38%, 9/15/2045	398,000	337,344
4.05%, 5/3/2047	191,000	151,312
O'Reilly Automotive, Inc. 3.90%, 6/1/2029	428,000	405,955
TJX Cos., Inc. (The) 1.15%, 5/15/2028	789,000	680,027
Tractor Supply Co. 5.25%, 5/15/2033	10,000	9,938
		5,977,045
Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.
0.70%, 2/8/2026	1,921,000	1,775,753
2.38%, 2/8/2041	972,000	683,645
3.45%, 2/9/2045	1,980,000	1,572,703
4.38%, 5/13/2045	2,093,000	1,909,755
2.95%, 9/11/2049	10,000	6,974
2.65%, 2/8/2051	76,000	48,980
Dell International LLC
5.85%, 7/15/2025	100,000	100,440
4.90%, 10/1/2026	250,000	247,717
5.25%, 2/1/2028	150,000	151,055
3.38%, 12/15/2041	458,000	333,695
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Technology Hardware, Storage & Peripherals — continued
Hewlett Packard Enterprise Co.
4.90%, 10/15/2025 (f)	99,000	98,363
1.75%, 4/1/2026	27,000	25,095
HP, Inc.
3.00%, 6/17/2027	23,000	21,486
5.50%, 1/15/2033	150,000	150,060
NetApp, Inc. 2.70%, 6/22/2030	30,000	25,721
Western Digital Corp. 2.85%, 2/1/2029	603,000	508,136
		7,659,578
Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc. 2.38%, 11/1/2026	10,000	9,407
PVH Corp. 4.63%, 7/10/2025	351,000	346,084
Ralph Lauren Corp. 3.75%, 9/15/2025	543,000	530,686
Tapestry, Inc. 4.13%, 7/15/2027	188,000	178,543
VF Corp. 2.95%, 4/23/2030 (c)	259,000	213,646
		1,278,366
Tobacco — 0.2%
Altria Group, Inc.
2.35%, 5/6/2025	10,000	9,652
5.38%, 1/31/2044	658,000	639,575
4.00%, 2/4/2061	145,000	103,563
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	150,000	132,702
3.46%, 9/6/2029	150,000	135,717
6.42%, 8/2/2033 (c)	181,000	185,776
4.39%, 8/15/2037	651,000	533,984
3.73%, 9/25/2040	371,000	267,519
4.76%, 9/6/2049	66,000	50,905
Philip Morris International, Inc.
3.25%, 11/10/2024	126,000	124,182
3.38%, 8/15/2029	40,000	36,723
3.88%, 8/21/2042	250,000	197,027
4.88%, 11/15/2043	449,000	403,507
Reynolds American, Inc. (United Kingdom) 5.70%, 8/15/2035	533,000	509,105
		3,329,937
Trading Companies & Distributors — 0.0% ^
Air Lease Corp. 4.25%, 9/15/2024	306,000	303,297
Water Utilities — 0.0% ^
American Water Capital Corp. 3.45%, 6/1/2029	440,000	409,033
Essential Utilities, Inc. 4.28%, 5/1/2049	24,000	19,334
		428,367
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV (Mexico) 3.63%, 4/22/2029	302,000	280,532
Rogers Communications, Inc. (Canada)
2.90%, 11/15/2026	392,000	368,925
3.20%, 3/15/2027	82,000	77,205
5.00%, 3/15/2044	289,000	260,655
T-Mobile USA, Inc.
2.25%, 11/15/2031	1,594,000	1,293,293
4.38%, 4/15/2040	1,503,000	1,317,496
3.00%, 2/15/2041	3,530,000	2,547,504
Vodafone Group plc (United Kingdom) 4.38%, 5/30/2028	1,776,000	1,745,562
		7,891,172
Total Corporate Bonds (Cost $415,279,226)		408,671,997
Foreign Government Securities — 1.8%
Hungary Government Bond 7.63%, 3/29/2041	298,000	341,387
Italian Republic Government Bond
2.88%, 10/17/2029	452,000	398,208
3.88%, 5/6/2051	80,000	55,367
Japan Bank for International Cooperation
1.75%, 10/17/2024	55,000	53,766
2.13%, 2/10/2025	5,000	4,855
2.75%, 1/21/2026	1,001,000	961,257
2.38%, 4/20/2026	250,000	237,245
2.25%, 11/4/2026	1,380,000	1,292,381
2.75%, 11/16/2027	60,000	55,988
3.50%, 10/31/2028	450,000	427,503
1.25%, 1/21/2031	208,000	166,556
1.88%, 4/15/2031	65,000	53,947
Japan International Cooperation Agency
2.13%, 10/20/2026	656,000	611,926
2.75%, 4/27/2027	65,000	61,052
3.38%, 6/12/2028	876,000	828,804
1.00%, 7/22/2030	710,000	564,046
Oriental Republic of Uruguay
4.38%, 10/27/2027	537,000	530,802
5.75%, 10/28/2034	76,000	79,905
4.13%, 11/20/2045	322,000	280,415
Province of Alberta
1.00%, 5/20/2025	907,000	863,594
3.30%, 3/15/2028	631,000	600,935
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Province of British Columbia
1.75%, 9/27/2024	1,056,000	1,034,547
2.25%, 6/2/2026	354,000	335,456
0.90%, 7/20/2026	66,000	60,390
Province of Ontario
2.50%, 4/27/2026	346,000	330,114
2.30%, 6/15/2026	457,000	432,945
1.05%, 5/21/2027	130,000	116,168
2.00%, 10/2/2029	320,000	280,131
1.13%, 10/7/2030	578,000	466,015
Province of Quebec
2.88%, 10/16/2024	141,000	138,839
1.50%, 2/11/2025	718,000	693,538
0.60%, 7/23/2025	1,632,000	1,536,424
2.50%, 4/20/2026 (c)	62,000	59,188
Republic of Chile
3.13%, 1/21/2026	190,000	183,372
2.45%, 1/31/2031	1,748,000	1,486,221
2.55%, 1/27/2032	70,000	58,877
2.55%, 7/27/2033	541,000	437,434
4.95%, 1/5/2036	250,000	241,624
3.10%, 5/7/2041	232,000	170,152
4.34%, 3/7/2042	370,000	320,358
Republic of Indonesia
3.85%, 10/15/2030	249,000	231,484
4.35%, 1/11/2048	785,000	677,090
3.05%, 3/12/2051	349,000	243,315
5.65%, 1/11/2053	55,000	56,791
Republic of Panama
8.88%, 9/30/2027	469,000	505,484
2.25%, 9/29/2032	1,500,000	1,050,846
6.85%, 3/28/2054	200,000	176,132
Republic of Peru
4.13%, 8/25/2027	10,000	9,669
3.23%, 7/28/2121	829,000	473,877
Republic of Philippines
5.17%, 10/13/2027	90,000	90,638
9.50%, 2/2/2030	304,000	373,064
5.00%, 7/17/2033	80,000	80,093
2.95%, 5/5/2045	574,000	397,017
3.20%, 7/6/2046	551,000	392,286
4.20%, 3/29/2047	70,000	58,391
Republic of Poland
5.50%, 11/16/2027	50,000	51,183
5.75%, 11/16/2032	18,000	18,767
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	63

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
5.50%, 4/4/2053	309,000	308,623
State of Israel Government Bond 2.75%, 7/3/2030	305,000	261,124
Svensk Exportkredit AB
0.63%, 10/7/2024	100,000	97,192
0.63%, 5/14/2025	205,000	194,340
4.38%, 2/13/2026	1,306,000	1,293,926
United Mexican States
4.50%, 4/22/2029	457,000	439,515
3.25%, 4/16/2030	505,000	446,689
2.66%, 5/24/2031	500,000	413,994
4.75%, 4/27/2032	750,000	705,947
3.50%, 2/12/2034	250,000	206,624
6.75%, 9/27/2034	335,000	353,269
6.35%, 2/9/2035	500,000	512,296
4.28%, 8/14/2041	365,000	289,928
5.00%, 4/27/2051	300,000	249,668
4.40%, 2/12/2052	370,000	279,226
6.34%, 5/4/2053	60,000	58,619
3.77%, 5/24/2061	1,860,000	1,195,540
Total Foreign Government Securities (Cost $30,068,788)		29,044,379
Commercial Mortgage-Backed Securities — 1.6%
BANK
Series 2017-BNK4, Class ASB, 3.42%, 5/15/2050	17,800	17,296
Series 2019-BN16, Class A4, 4.01%, 2/15/2052	60,000	56,715
Series 2019-BN21, Class A5, 2.85%, 10/17/2052	60,000	52,885
Series 2019-BN23, Class A3, 2.92%, 12/15/2052	142,000	126,001
Series 2018-BN10, Class A5, 3.69%, 2/15/2061	20,000	18,883
Series 2019-BN19, Class A3, 3.18%, 8/15/2061	100,000	87,562
Series 2018-BN13, Class C, 4.54%, 8/15/2061 (e)	500,000	395,868
Series 2019-BN22, Class A4, 2.98%, 11/15/2062	260,000	230,903
Series 2020-BN26, Class A4, 2.40%, 3/15/2063	500,000	426,111
Series 2021-BN36, Class A5, 2.47%, 9/15/2064	500,000	417,177
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3, Class A4, 3.57%, 2/15/2050	20,000	19,024
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

BBCMS Mortgage Trust Series 2018-C2, Class A5, 4.31%, 12/15/2051	40,000	38,455
Benchmark Mortgage Trust
Series 2018-B1, Class A5, 3.67%, 1/15/2051 (e)	50,000	47,031
Series 2018-B2, Class B, 4.29%, 2/15/2051 (e)	20,000	17,571
Series 2018-B5, Class A4, 4.21%, 7/15/2051	110,000	105,194
Series 2018-B6, Class A2, 4.20%, 10/10/2051	29,830	29,431
Series 2018-B8, Class A5, 4.23%, 1/15/2052	40,000	37,614
Series 2019-B11, Class A2, 3.41%, 5/15/2052	200,839	199,431
Series 2021-B31, Class A5, 2.67%, 12/15/2054	600,000	501,941
Cantor Commercial Real Estate Lending Series 2019-CF2, Class AS, 3.12%, 11/15/2052	75,000	64,303
CD Mortgage Trust
Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	15,008	14,515
Series 2017-CD6, Class AM, 3.71%, 11/13/2050 (e)	30,000	27,174
Series 2018-CD7, Class A3, 4.01%, 8/15/2051	397,812	377,868
CFCRE Commercial Mortgage Trust
Series 2017-C8, Class A4, 3.57%, 6/15/2050	30,000	28,272
Series 2016-C7, Class ASB, 3.64%, 12/10/2054	10,333	10,080
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class B, 4.17%, 7/10/2047 (e)	30,000	29,559
Series 2015-GC29, Class C, 4.14%, 4/10/2048 (e)	40,000	38,310
Series 2016-C1, Class AAB, 3.00%, 5/10/2049	39,879	38,943
Series 2019-GC43, Class A4, 3.04%, 11/10/2052	1,000,000	877,503
Commercial Mortgage Trust
Series 2014-UBS5, Class AM, 4.19%, 9/10/2047 (e)	40,000	39,010
Series 2014-CR20, Class A3, 3.33%, 11/10/2047	36,746	36,327
Series 2014-UBS6, Class A4, 3.38%, 12/10/2047	104,600	103,157
Series 2015-LC19, Class A4, 3.18%, 2/10/2048	250,000	244,347
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2015-LC21, Class AM, 4.04%, 7/10/2048 (e)	30,000	28,962
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	30,000	29,113
Series 2015-PC1, Class A5, 3.90%, 7/10/2050	300,000	292,860
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4, 3.72%, 8/15/2048	30,000	29,058
Series 2016-C5, Class A5, 3.76%, 11/15/2048	27,000	26,100
DBGS Mortgage Trust Series 2018-C1, Class A4, 4.47%, 10/15/2051	20,000	18,678
DBJPM Mortgage Trust Series 2017-C6, Class A5, 3.33%, 6/10/2050	20,000	18,577
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K728, Class A2, 3.06%, 8/25/2024 (e)	42,278	41,783
Series K040, Class A2, 3.24%, 9/25/2024	70,000	69,179
Series K731, Class A2, 3.60%, 2/25/2025 (e)	43,113	42,452
Series K051, Class A2, 3.31%, 9/25/2025	40,000	38,976
Series K735, Class A2, 2.86%, 5/25/2026	48,859	46,874
Series K057, Class A2, 2.57%, 7/25/2026	63,000	59,990
Series K063, Class A1, 3.05%, 8/25/2026	22,767	22,121
Series K059, Class A2, 3.12%, 9/25/2026 (e)	1,000,000	959,848
Series K062, Class A2, 3.41%, 12/25/2026	1,000,000	964,234
Series K064, Class A2, 3.22%, 3/25/2027	1,000,000	957,881
Series K072, Class A2, 3.44%, 12/25/2027	400,000	382,071
Series K084, Class A2, 3.78%, 10/25/2028 (e)	500,000	479,757
Series K087, Class A2, 3.77%, 12/25/2028	1,000,000	959,422
Series K091, Class A2, 3.51%, 3/25/2029	1,000,000	946,906
Series K097, Class A2, 2.51%, 7/25/2029	2,000,000	1,791,237
Series K096, Class A2, 2.52%, 7/25/2029	295,000	264,721
Series K100, Class A2, 2.67%, 9/25/2029	400,000	359,590
Series K102, Class A2, 2.54%, 10/25/2029	400,000	356,815
Series K113, Class A2, 1.34%, 6/25/2030	700,000	572,744
Series K158, Class A1, 3.90%, 7/25/2030	1,097,972	1,064,984
Series K117, Class A2, 1.41%, 8/25/2030	1,265,000	1,031,816
Series K123, Class A2, 1.62%, 12/25/2030	500,000	410,211
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series K125, Class A2, 1.85%, 1/25/2031	10,000	8,305
Series K127, Class A2, 2.11%, 1/25/2031	600,000	507,033
Series K-1512, Class A2, 2.99%, 5/25/2031	75,000	67,154
Series K155, Class A3, 3.75%, 4/25/2033	545,000	503,575
Series K157, Class A2, 3.99%, 5/25/2033 (e)	250,000	238,590
Series K156, Class A3, 3.70%, 6/25/2033 (e)	91,000	83,691
Series K-1512, Class A3, 3.06%, 4/25/2034	150,000	125,658
FNMA ACES
Series 2017-M10, Class AV2, 2.58%, 7/25/2024 (e)	25,560	25,279
Series 2017-M7, Class A2, 2.96%, 2/25/2027 (e)	272,684	259,531
Series 2017-M14, Class A2, 2.81%, 11/25/2027 (e)	7,355	6,895
Series 2018-M10, Class A2, 3.36%, 7/25/2028 (e)	39,991	38,042
Series 2018-M14, Class A2, 3.58%, 8/25/2028 (e)	428,359	409,706
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (e)	73,834	70,560
Series 2019-M22, Class A2, 2.52%, 8/25/2029	579,507	521,273
Series 2021-M2S, Class A2, 1.81%, 10/25/2031 (e)	700,000	570,821
GS Mortgage Securities Trust
Series 2014-GC24, Class AAB, 3.65%, 9/10/2047	1,478	1,472
Series 2014-GC24, Class AS, 4.16%, 9/10/2047 (e)	170,000	160,695
Series 2015-GC28, Class A4, 3.14%, 2/10/2048	36,601	36,191
Series 2015-GC30, Class A4, 3.38%, 5/10/2050	25,000	24,218
Series 2018-GS9, Class A4, 3.99%, 3/10/2051 (e)	200,000	184,960
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class C, 3.96%, 7/15/2045 (e)	17,369	16,275
Series 2015-C29, Class B, 4.12%, 5/15/2048 (e)	40,000	37,827
Series 2015-C31, Class A3, 3.80%, 8/15/2048	534,009	516,543
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class A5, 3.72%, 3/15/2050	600,000	569,054
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	65

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class B, 3.99%, 6/15/2049 (e)	20,000	15,855
Series 2017-C5, Class B, 4.01%, 3/15/2050 (e)	20,000	16,054
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class AS, 3.56%, 4/15/2048	40,000	38,640
Series 2015-C25, Class ASB, 3.38%, 10/15/2048	12,949	12,715
Series 2015-C25, Class A5, 3.64%, 10/15/2048	40,000	38,678
Series 2016-C31, Class A5, 3.10%, 11/15/2049	450,000	419,266
Series 2016-C32, Class A4, 3.72%, 12/15/2049	295,000	279,002
Morgan Stanley Capital I Trust
Series 2016-UB12, Class A3, 3.34%, 12/15/2049	540,925	504,417
Series 2017-H1, Class C, 4.28%, 6/15/2050 (e)	25,000	22,216
Series 2019-L2, Class A4, 4.07%, 3/15/2052	50,000	46,889
Series 2019-L3, Class A4, 3.13%, 11/15/2052	100,000	89,169
UBS Commercial Mortgage Trust
Series 2017-C2, Class A4, 3.49%, 8/15/2050	700,000	657,225
Series 2017-C4, Class ASB, 3.37%, 10/15/2050	28,269	27,399
Series 2017-C5, Class AS, 3.78%, 11/15/2050 (e)	70,000	63,880
Series 2017-C7, Class AS, 4.06%, 12/15/2050 (e)	50,000	46,152
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class A4, 3.19%, 2/15/2048	21,747	21,273
Series 2015-C28, Class A4, 3.54%, 5/15/2048	20,000	19,416
Series 2015-C29, Class A4, 3.64%, 6/15/2048	120,000	116,598
Series 2017-C38, Class A5, 3.45%, 7/15/2050	500,000	469,178
Series 2018-C45, Class A3, 3.92%, 6/15/2051	35,928	33,936
Series 2019-C51, Class A3, 3.06%, 6/15/2052	474,725	422,870
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2019-C52, Class A5, 2.89%, 8/15/2052	500,000	443,440
Series 2019-C53, Class A4, 3.04%, 10/15/2052	125,000	111,706
Series 2020-C55, Class A5, 2.73%, 2/15/2053	10,000	8,758
WFRBS Commercial Mortgage Trust
Series 2014-C22, Class A4, 3.49%, 9/15/2057	31,287	30,913
Series 2014-C22, Class A5, 3.75%, 9/15/2057	25,000	24,509
Total Commercial Mortgage-Backed Securities (Cost $28,040,313)		25,984,923
Supranational — 1.3%
African Development Bank (Supranational)
0.88%, 7/22/2026	381,000	348,893
4.63%, 1/4/2027	55,000	55,103
4.38%, 11/3/2027	98,000	97,654
Asian Development Bank (Supranational)
0.38%, 9/3/2025	1,753,000	1,639,539
0.50%, 2/4/2026	867,000	800,377
1.00%, 4/14/2026	926,000	858,121
1.50%, 1/20/2027	45,000	41,365
1.25%, 6/9/2028	1,258,000	1,103,962
4.50%, 8/25/2028	10,000	10,046
Corp. Andina de Fomento (Supranational) 2.25%, 2/8/2027	105,000	96,574
European Investment Bank (Supranational)
1.63%, 3/14/2025	200,000	193,157
0.38%, 12/15/2025 (c)	2,297,000	2,126,205
0.38%, 3/26/2026	2,392,000	2,192,850
2.13%, 4/13/2026	375,000	356,172
0.75%, 10/26/2026	315,000	285,589
3.88%, 3/15/2028	35,000	34,307
3.75%, 2/14/2033	448,000	428,045
Inter-American Development Bank (Supranational)
7.00%, 6/15/2025	91,000	92,960
0.88%, 4/20/2026	86,000	79,462
4.38%, 2/1/2027	40,000	39,849
4.00%, 1/12/2028	614,000	603,969
1.13%, 7/20/2028	67,000	58,332
3.50%, 9/14/2029	15,000	14,340
4.50%, 9/13/2033	200,000	201,150
3.20%, 8/7/2042	1,057,000	852,394
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Supranational — continued
Inter-American Investment Corp. (Supranational) 4.13%, 2/15/2028	1,892,000	1,858,576
International Bank for Reconstruction & Development (Supranational)
0.38%, 7/28/2025	1,100,000	1,032,906
2.50%, 7/29/2025	995,000	962,613
3.13%, 11/20/2025	85,000	82,656
1.38%, 4/20/2028	25,000	22,134
3.50%, 7/12/2028	585,000	564,289
1.13%, 9/13/2028	2,600,000	2,254,157
3.88%, 2/14/2030	1,000,000	972,750
1.63%, 11/3/2031	184,000	151,282
4.75%, 2/15/2035	162,000	164,219
International Finance Corp. (Supranational)
0.38%, 7/16/2025	120,000	112,834
2.13%, 4/7/2026	5,000	4,750
0.75%, 10/8/2026	275,000	249,703
Nordic Investment Bank (Supranational)
2.63%, 4/4/2025	55,000	53,572
0.38%, 9/11/2025	358,000	334,664
Total Supranational (Cost $22,083,858)		21,431,520
U.S. Government Agency Securities — 1.1%
FFCB Funding Corp.
0.39%, 6/17/2024	662,000	651,970
0.57%, 7/2/2024	45,000	44,227
0.69%, 7/22/2025	225,000	212,020
0.57%, 8/12/2025	150,000	140,646
0.61%, 8/25/2025	50,000	46,922
0.53%, 9/29/2025	50,000	46,674
0.60%, 11/24/2025	283,000	264,093
0.75%, 12/16/2026	100,000	89,534
0.69%, 2/2/2027	245,000	217,148
1.30%, 3/30/2027	820,000	737,186
0.79%, 6/21/2027	110,000	97,210
0.84%, 2/2/2028	50,000	43,247
1.12%, 9/1/2028	35,000	30,155
1.23%, 9/10/2029	35,000	29,328
1.68%, 4/29/2030	55,000	46,283
1.23%, 7/29/2030	194,000	156,725
1.15%, 8/12/2030	93,000	74,623
1.24%, 9/3/2030	129,000	104,232
1.32%, 9/9/2030	373,000	303,998
1.24%, 12/23/2030	120,000	95,400
1.38%, 1/14/2031	135,000	108,801
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

1.30%, 2/3/2031	125,000	99,537
2.23%, 3/12/2035	12,000	9,165
1.69%, 8/20/2035	11,000	7,799
FHLB
2.75%, 6/28/2024	75,000	74,351
2.88%, 9/13/2024	310,000	306,135
2.75%, 12/13/2024	325,000	319,027
2.38%, 3/14/2025	325,000	316,044
0.50%, 4/14/2025	1,055,000	1,004,379
0.58%, 2/11/2026	65,000	59,871
0.92%, 2/26/2027	150,000	134,181
3.25%, 6/9/2028	700,000	670,548
3.25%, 11/16/2028	550,000	526,558
2.13%, 9/14/2029	125,000	111,345
FHLMC
0.38%, 9/23/2025	489,000	456,883
0.60%, 9/30/2025	59,000	55,147
0.63%, 10/27/2025	300,000	279,556
0.70%, 12/23/2025	56,000	51,941
0.80%, 10/27/2026	151,000	136,699
0.90%, 10/13/2027	65,000	56,985
3.91%, 12/14/2029 (h)	2,086,000	1,611,418
6.75%, 3/15/2031	458,000	522,965
6.25%, 7/15/2032	426,000	482,842
4.70%, 11/15/2038 (h)	641,000	315,322
FNMA
1.75%, 7/2/2024	75,000	74,108
2.63%, 9/6/2024	1,088,000	1,073,632
0.65%, 8/14/2025	290,000	272,555
0.38%, 8/25/2025	47,000	44,033
2.13%, 4/24/2026	756,000	718,843
0.75%, 10/8/2027	1,757,000	1,545,071
6.25%, 5/15/2029	310,000	337,601
7.13%, 1/15/2030	31,000	35,429
0.88%, 8/5/2030	281,000	226,510
Israel Government AID Bond (Israel) 5.50%, 9/18/2033	746,000	800,679
Tennessee Valley Authority
7.13%, 5/1/2030	166,000	189,122
4.70%, 7/15/2033	1,907,000	1,923,498
3.50%, 12/15/2042	324,000	263,269
4.25%, 9/15/2065	165,000	143,312
Total U.S. Government Agency Securities (Cost $19,388,671)		18,796,782
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	67

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 0.5%
American Express Credit Account Master Trust
Series 2022-2, Class A, 3.39%, 5/15/2027	800,000	782,933
Series 2022-3, Class A, 3.75%, 8/15/2027	200,000	196,043
Capital One Multi-Asset Execution Trust
Series 2022-A2, Class A, 3.49%, 5/15/2027	750,000	734,495
Series 2019-A3, Class A3, 2.06%, 8/15/2028	400,000	373,397
CarMax Auto Owner Trust Series 2022-1, Class A4, 1.70%, 8/16/2027	365,000	341,883
Citibank Credit Card Issuance Trust Series 2018-A7, Class A7, 3.96%, 10/13/2030	100,000	96,313
Delta Air Lines Pass-Through Trust Series 2020-1, Class AA, 2.00%, 6/10/2028	836,583	746,255
Discover Card Execution Note Trust Series 2022-A3, Class A3, 3.56%, 7/15/2027	750,000	733,660
Evergy Metro, Inc., 4.20%, 3/15/2048	64,000	52,068
Ford Credit Floorplan Master Owner Trust
Series 2020-2, Class A, 1.06%, 9/15/2027	600,000	562,412
Series 2018-4, Class A, 4.06%, 11/15/2030	600,000	576,776
GM Financial Consumer Automobile Receivables Trust Series 2020-3, Class A4, 0.58%, 1/16/2026	472,539	466,206
Toyota Auto Receivables Owner Trust Series 2022-B, Class A3, 2.93%, 9/15/2026	553,243	543,059
United Airlines Pass-Through Trust
Series 2014-1, Class A, 4.00%, 4/11/2026	517,399	497,594
Series 2020-1, Class A, 5.88%, 10/15/2027	179,691	180,767
Series 2016-2, Class AA, 2.88%, 10/7/2028	147,888	133,137
Series 2018-1, Class AA, 3.50%, 3/1/2030	197,483	180,163
Verizon Master Trust Series 2022-4, Class A, 3.40%, 11/20/2028	1,000,000	976,821
Total Asset-Backed Securities (Cost $8,210,236)		8,173,982
Municipal Bonds — 0.4% (i)
Arizona — 0.0% ^
City of Tucson, Taxable Series 2021A, COP, AGM, 2.86%, 7/1/2047	865,000	621,678
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — 0.2%
Bay Area Toll Authority, Toll Bridge
Series 2010S-1, Rev., 6.92%, 4/1/2040	40,000	45,632
Series 2009F-2, Rev., 6.26%, 4/1/2049	100,000	113,666
California State University, Systemwide Series 2021B, Rev., 2.72%, 11/1/2052	1,070,000	715,602
East Bay Municipal Utility District, Water System Series 2010B, Rev., 5.87%, 6/1/2040	155,000	164,648
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2021B, Rev., 3.29%, 6/1/2042	455,000	344,441
Los Angeles Unified School District, Build America Bonds
Series 2009 KRY, GO, 5.75%, 7/1/2034	20,000	20,677
Series 2010RY, GO, 6.76%, 7/1/2034	105,000	115,106
Regents of the University of California, Medical Center Pooled
Series 2010H, Rev., 6.55%, 5/15/2048	40,000	46,041
Series 2020N, Rev., 3.71%, 5/15/2120	140,000	95,839
State of California, Various Purpose
GO, 7.50%, 4/1/2034	235,000	276,563
GO, 7.55%, 4/1/2039	1,400,000	1,701,078
Total California		3,639,293
Connecticut — 0.0% ^
State of Connecticut Series A, GO, 5.85%, 3/15/2032	75,000	78,118
Florida — 0.0% ^
State Board of Administration Finance Corp. Series 2020A, Rev., 2.15%, 7/1/2030	147,000	123,875
Georgia — 0.0% ^
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4 Project Series 2010A, Rev., 7.06%, 4/1/2057	48,000	52,064
Illinois — 0.0% ^
Chicago O'Hare International Airport, General Airport, Senior Lien Series 2018C, Rev., 4.47%, 1/1/2049	25,000	22,955
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/2038	55,000	57,827
Sales Tax Securitization Corp. Series 2019A, Rev., 4.64%, 1/1/2040	55,000	52,724
State of Illinois GO, 5.10%, 6/1/2033	410,000	403,882
Total Illinois		537,388
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nebraska — 0.0% ^
University of Nebraska Facilities Corp., University System Facilities Series 2019A, Rev., 3.04%, 10/1/2049	50,000	36,622
New Jersey — 0.0% ^
New Jersey Economic Development Authority, Pension Funding Series 1997A, Rev., NATL - RE, 7.43%, 2/15/2029	35,000	37,472
New Jersey Turnpike Authority Series 2009F, Rev., 7.41%, 1/1/2040	250,000	304,763
Total New Jersey		342,235
New York — 0.0% ^
Port Authority of New York and New Jersey, Consolidated Series 192, Rev., 4.81%, 10/15/2065	120,000	113,215
Ohio — 0.0% ^
American Municipal Power, Inc., Combined Hydroelectric Projects Series 2010A, Rev., 7.83%, 2/15/2041	25,000	30,389
Texas — 0.1%
Dallas Area Rapid Transit, Sales Tax, Senior Lien Series 2021A, Rev., 2.61%, 12/1/2048	100,000	67,607
Grand Parkway Transportation Corp., System Toll Series 2020B, Rev., 3.24%, 10/1/2052	100,000	72,469
Permanent University Fund - Texas A&M University System Series 2017B, Rev., 3.66%, 7/1/2047	325,000	271,109
State of Texas, Transportation Commission Highway Improvement Series 2010A, GO, 4.68%, 4/1/2040	45,000	43,692
State of Texas, Transportation Commission Mobility Fund Series 2009A, GO, 5.52%, 4/1/2039	120,000	125,493
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Mobility Partners LLC Series 2019B, Rev., 3.92%, 12/31/2049	300,000	243,679
Total Texas		824,049
Virginia — 0.1%
University of Virginia Series 2020, Rev., 2.26%, 9/1/2050	1,120,000	679,310
Total Municipal Bonds (Cost $8,412,544)		7,078,236
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 5.8%
Investment Companies — 5.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (j) (k) (Cost $87,934,755)	87,934,755	87,934,755
Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (j) (k)	4,992,646	4,994,144
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (j) (k)	2,800,792	2,800,792
Total Investment of Cash Collateral from Securities Loaned (Cost $7,795,436)		7,794,936
Total Short-Term Investments (Cost $95,730,191)		95,729,691
Total Investments — 105.4% (Cost $1,831,466,588)		1,736,535,383
Liabilities in Excess of Other Assets — (5.4)%		(88,675,509)
NET ASSETS — 100.0%		1,647,859,874

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
CME	Chicago Mercantile Exchange
COP	Certificate of Participation
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
REIT	Real Estate Investment Trust
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

^	Amount rounds to less than 0.1% of net assets.
(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	69

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)	The security or a portion of this security is on loan at February 29, 2024. The total value of securities on loan at February 29, 2024 is $7,495,969.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $518,679 or 0.03% of the
Fund’s net assets as of February 29, 2024.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	The rate shown is the effective yield as of February 29, 2024.
(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 99.6%
U.S. Treasury Inflation Indexed Bonds
1.75%, 1/15/2028	144,957	143,805
3.63%, 4/15/2028	149,827	159,468
2.50%, 1/15/2029	127,156	130,664
U.S. Treasury Inflation Indexed Notes
0.25%, 1/15/2025	353,557	347,395
0.63%, 1/15/2026	339,522	330,181
0.38%, 1/15/2027	316,195	301,682
0.13%, 4/15/2027	374,815	353,268
0.38%, 7/15/2027	347,352	330,356
0.75%, 7/15/2028	295,726	282,278
U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	239,218	239,306
2.00%, 1/15/2026	160,732	160,324
2.38%, 1/15/2027	146,023	147,399
U.S. Treasury Inflation Linked Notes
0.50%, 4/15/2024	250,545	250,998
0.13%, 7/15/2024	387,558	387,749
0.13%, 10/15/2024	344,330	341,759
0.13%, 4/15/2025	280,262	273,317
0.38%, 7/15/2025	388,050	379,602
0.13%, 10/15/2025	358,207	347,675
0.13%, 4/15/2026	278,381	266,744
0.13%, 7/15/2026	339,120	324,973
0.13%, 10/15/2026	381,667	364,174
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

1.63%, 10/15/2027	376,922	373,588
0.50%, 1/15/2028	355,661	336,401
1.25%, 4/15/2028	371,226	360,548
2.38%, 10/15/2028	396,586	405,859
0.88%, 1/15/2029	252,683	240,600
Total U.S. Treasury Obligations (Cost $7,610,806)		7,580,113
	SHARES
Short-Term Investments — 0.2%
Investment Companies — 0.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b) (Cost $14,206)	14,204	14,211
Total Investments — 99.8% (Cost $7,625,012)		7,594,324
Other Assets Less Liabilities — 0.2%		14,730
NET ASSETS — 100.0%		7,609,054

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	71

JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 98.8%
U.S. Treasury Bonds
6.50%, 11/15/2026	32,000	33,664
6.63%, 2/15/2027	15,000	15,939
U.S. Treasury Notes
1.75%, 3/15/2025	71,000	68,651
0.50%, 3/31/2025	14,000	13,343
2.63%, 3/31/2025	20,000	19,503
3.88%, 3/31/2025	33,000	32,611
2.63%, 4/15/2025	21,000	20,462
0.38%, 4/30/2025	52,000	49,337
2.88%, 4/30/2025	31,000	30,277
3.88%, 4/30/2025	52,000	51,368
2.13%, 5/15/2025	63,000	60,955
2.75%, 5/15/2025	56,000	54,583
0.25%, 5/31/2025	17,000	16,047
2.88%, 5/31/2025	28,000	27,316
4.25%, 5/31/2025	53,000	52,565
2.88%, 6/15/2025	55,000	53,612
0.25%, 6/30/2025	53,000	49,874
2.75%, 6/30/2025	43,000	41,846
4.63%, 6/30/2025	53,000	52,832
3.00%, 7/15/2025	54,000	52,677
0.25%, 7/31/2025	57,000	53,451
4.75%, 7/31/2025	52,000	51,933
2.00%, 8/15/2025	69,000	66,289
3.13%, 8/15/2025	41,000	40,031
0.25%, 8/31/2025	57,000	53,279
2.75%, 8/31/2025	28,000	27,168
5.00%, 8/31/2025	46,000	46,119
3.50%, 9/15/2025	51,000	50,018
0.25%, 9/30/2025	66,000	61,488
5.00%, 9/30/2025	93,000	93,298
4.25%, 10/15/2025	50,000	49,598
0.25%, 10/31/2025	86,000	79,852
3.00%, 10/31/2025	25,000	24,305
5.00%, 10/31/2025	101,000	101,379
2.25%, 11/15/2025	73,000	70,051
4.50%, 11/15/2025	50,000	49,809
0.38%, 11/30/2025	64,000	59,375
2.88%, 11/30/2025	33,000	31,988
4.88%, 11/30/2025	106,000	106,257
4.00%, 12/15/2025	51,000	50,376
0.38%, 12/31/2025	95,000	87,890
2.63%, 12/31/2025	27,000	26,033
4.25%, 12/31/2025	42,000	41,672
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

3.88%, 1/15/2026	50,000	49,285
0.38%, 1/31/2026	74,000	68,236
2.63%, 1/31/2026	32,000	30,824
4.25%, 1/31/2026	28,000	27,791
1.63%, 2/15/2026	53,000	50,037
4.00%, 2/15/2026	73,000	72,130
0.50%, 2/28/2026	58,000	53,473
4.63%, 3/15/2026	60,000	60,002
0.75%, 3/31/2026	28,000	25,889
2.25%, 3/31/2026	32,000	30,520
3.75%, 4/15/2026	50,000	49,150
0.75%, 4/30/2026	70,000	64,534
2.38%, 4/30/2026	24,000	22,918
1.63%, 5/15/2026	64,000	60,070
3.63%, 5/15/2026	50,000	49,012
0.75%, 5/31/2026	73,000	67,109
2.13%, 5/31/2026	31,000	29,399
4.13%, 6/15/2026	50,000	49,535
0.88%, 6/30/2026	17,000	15,642
1.88%, 6/30/2026	30,000	28,267
4.50%, 7/15/2026	10,000	9,993
0.63%, 7/31/2026	99,000	90,260
1.88%, 7/31/2026	30,000	28,202
1.50%, 8/15/2026	68,000	63,280
4.38%, 8/15/2026	53,000	52,824
0.75%, 8/31/2026	104,000	94,868
1.38%, 8/31/2026	29,000	26,877
4.63%, 9/15/2026	88,000	88,244
0.88%, 9/30/2026	103,000	94,068
4.63%, 10/15/2026	97,000	97,318
1.13%, 10/31/2026	102,000	93,485
1.63%, 10/31/2026	53,000	49,240
2.00%, 11/15/2026	47,000	44,083
4.63%, 11/15/2026	90,000	90,338
1.25%, 11/30/2026	100,000	91,773
4.38%, 12/15/2026	74,000	73,850
1.25%, 12/31/2026	94,000	86,124
1.75%, 12/31/2026	73,000	67,824
4.00%, 1/15/2027	19,000	18,777
1.50%, 1/31/2027	44,000	40,504
2.25%, 2/15/2027	10,000	9,402
4.13%, 2/15/2027	21,000	20,828
1.88%, 2/28/2027	16,000	14,865
Total U.S. Treasury Obligations (Cost $4,362,050)		4,369,971
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b) (Cost $12,559)	12,553	12,560
Total Investments — 99.1% (Cost $4,374,609)		4,382,531
Other Assets Less Liabilities — 0.9%		40,143
NET ASSETS — 100.0%		4,422,674

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	73

JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 98.9%
U.S. Treasury Bonds
3.38%, 5/15/2044	522,000	441,314
3.13%, 8/15/2044	667,000	541,130
3.00%, 11/15/2044	584,000	463,185
2.50%, 2/15/2045	772,000	559,579
3.00%, 5/15/2045	383,000	302,839
2.88%, 8/15/2045	520,000	401,558
3.00%, 11/15/2045	305,000	240,342
2.50%, 2/15/2046	628,000	450,737
2.50%, 5/15/2046	631,000	451,633
2.25%, 8/15/2046	785,000	533,187
2.88%, 11/15/2046	354,000	270,838
3.00%, 2/15/2047	700,000	546,848
3.00%, 5/15/2047	538,000	419,871
2.75%, 8/15/2047	768,000	570,810
2.75%, 11/15/2047	770,000	571,334
3.00%, 2/15/2048	885,000	687,707
3.13%, 5/15/2048	950,000	754,842
3.00%, 8/15/2048	1,040,000	807,016
3.38%, 11/15/2048	1,066,000	885,655
3.00%, 2/15/2049	1,122,000	869,375
2.88%, 5/15/2049	1,098,000	830,234
2.25%, 8/15/2049	1,034,000	684,742
2.38%, 11/15/2049	968,000	658,807
2.00%, 2/15/2050	1,220,000	759,593
1.25%, 5/15/2050	1,418,000	720,189
1.38%, 8/15/2050	1,598,000	838,825
1.63%, 11/15/2050	1,581,000	887,892
1.88%, 2/15/2051	1,763,000	1,055,390
2.38%, 5/15/2051	1,776,000	1,198,453
2.00%, 8/15/2051	1,758,000	1,082,612
1.88%, 11/15/2051	1,636,000	974,698
2.25%, 2/15/2052	1,495,000	977,940
2.88%, 5/15/2052	1,423,000	1,071,475
3.00%, 8/15/2052	1,352,000	1,045,212
4.00%, 11/15/2052	1,356,000	1,269,661
3.63%, 2/15/2053	1,352,000	1,182,049
3.63%, 5/15/2053	1,352,000	1,182,895
4.13%, 8/15/2053	1,494,000	1,430,272
4.75%, 11/15/2053	1,566,000	1,666,077
4.25%, 2/15/2054	593,000	581,881
Total U.S. Treasury Obligations (Cost $33,105,953)		30,868,697
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.0% ^
Investment Companies — 0.0% ^
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b) (Cost $10,824)	10,822	10,827
Total Investments — 98.9% (Cost $33,116,777)		30,879,524
Other Assets Less Liabilities — 1.1%		345,898
NET ASSETS — 100.0%		31,225,422

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 99.0%
U.S. Treasury Notes
0.63%, 3/31/2027	3,000	2,677
2.50%, 3/31/2027	76,000	71,862
0.50%, 4/30/2027	79,000	69,992
2.75%, 4/30/2027	135,000	128,456
2.38%, 5/15/2027	6,000	5,640
0.50%, 5/31/2027	20,000	17,662
2.63%, 5/31/2027	77,000	72,885
0.50%, 6/30/2027	90,000	79,267
3.25%, 6/30/2027	53,000	51,155
0.38%, 7/31/2027	5,000	4,370
2.75%, 7/31/2027	38,000	36,047
2.25%, 8/15/2027	132,000	123,090
0.50%, 8/31/2027	127,000	111,204
3.13%, 8/31/2027	57,000	54,695
0.38%, 9/30/2027	9,000	7,822
4.13%, 9/30/2027	155,000	153,747
4.13%, 10/31/2027	154,000	152,737
0.63%, 11/30/2027	168,000	146,593
3.88%, 11/30/2027	155,000	152,427
0.63%, 12/31/2027	116,000	100,902
3.88%, 12/31/2027	64,000	62,930
0.75%, 1/31/2028	22,000	19,185
3.50%, 1/31/2028	126,000	122,215
2.75%, 2/15/2028	27,000	25,456
1.13%, 2/29/2028	64,000	56,537
4.00%, 2/29/2028	155,000	153,093
1.25%, 3/31/2028	2,000	1,772
3.63%, 3/31/2028	155,000	150,949
1.25%, 4/30/2028	196,000	173,253
3.50%, 4/30/2028	135,000	130,818
2.88%, 5/15/2028	79,000	74,646
1.25%, 5/31/2028	121,000	106,740
3.63%, 5/31/2028	144,000	140,181
1.25%, 6/30/2028	92,000	80,974
4.00%, 6/30/2028	1,000	988
1.00%, 7/31/2028	158,000	137,213
4.13%, 7/31/2028	2,000	1,986
2.88%, 8/15/2028	22,000	20,733
1.13%, 8/31/2028	187,000	162,938
4.38%, 8/31/2028	29,000	29,093
1.25%, 9/30/2028	158,000	138,170
4.63%, 9/30/2028	45,000	45,610
1.38%, 10/31/2028	20,000	17,562
4.88%, 10/31/2028	18,000	18,440
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

3.13%, 11/15/2028	44,000	41,831
1.50%, 11/30/2028	150,000	132,240
4.38%, 11/30/2028	45,000	45,190
1.38%, 12/31/2028	157,000	137,283
3.75%, 12/31/2028	169,000	165,158
1.75%, 1/31/2029	21,000	18,669
4.00%, 1/31/2029	185,000	182,861
2.63%, 2/15/2029	135,000	125,091
2.38%, 3/31/2029	90,000	82,248
2.88%, 4/30/2029	75,000	70,175
2.38%, 5/15/2029	104,000	94,863
2.75%, 5/31/2029	37,000	34,371
3.25%, 6/30/2029	77,000	73,246
2.63%, 7/31/2029	22,000	20,261
1.63%, 8/15/2029	136,000	118,968
3.13%, 8/31/2029	119,000	112,306
3.88%, 9/30/2029	115,000	112,691
4.00%, 10/31/2029	96,000	94,631
1.75%, 11/15/2029	59,000	51,752
3.88%, 11/30/2029	23,000	22,528
3.50%, 1/31/2030	27,000	25,904
1.50%, 2/15/2030	74,000	63,305
4.00%, 2/28/2030	134,000	131,985
3.63%, 3/31/2030	113,000	109,045
3.50%, 4/30/2030	88,000	84,301
0.63%, 5/15/2030	177,000	142,091
3.75%, 5/31/2030	60,000	58,254
3.75%, 6/30/2030	3,000	2,912
4.00%, 7/31/2030	22,000	21,653
0.63%, 8/15/2030	84,000	66,872
4.13%, 8/31/2030	42,000	41,621
4.63%, 9/30/2030	107,000	109,081
0.88%, 11/15/2030	187,000	150,513
3.75%, 12/31/2030	135,000	130,823
4.00%, 1/31/2031	152,000	149,530
1.13%, 2/15/2031	206,000	167,979
1.63%, 5/15/2031	161,000	134,907
1.25%, 8/15/2031	219,000	177,270
1.38%, 11/15/2031	151,000	122,564
1.88%, 2/15/2032	191,000	160,388
2.88%, 5/15/2032	165,000	149,132
2.75%, 8/15/2032	205,000	183,019
4.13%, 11/15/2032	114,000	112,793
3.50%, 2/15/2033	178,000	167,911
3.38%, 5/15/2033	129,000	120,343
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	75

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
3.88%, 8/15/2033	165,000	160,076
4.50%, 11/15/2033	224,000	228,235
4.00%, 2/15/2034	75,000	73,535
Total U.S. Treasury Obligations (Cost $8,497,295)		8,397,117
	SHARES
Short-Term Investments — 0.2%
Investment Companies — 0.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b) (Cost $15,758)	15,751	15,759
Total Investments — 99.2% (Cost $8,513,053)		8,412,876
Other Assets Less Liabilities — 0.8%		66,409
NET ASSETS — 100.0%		8,479,285

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 97.9%
Aerospace & Defense — 2.1%
Bombardier, Inc. (Canada)
7.13%, 6/15/2026 (a)	1,087,000	1,096,103
7.88%, 4/15/2027 (a)	1,529,000	1,530,951
6.00%, 2/15/2028 (a)	693,000	672,747
7.50%, 2/1/2029 (a)	633,000	642,049
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	461,000	428,781
4.13%, 4/15/2029 (a)	472,000	438,021
Moog, Inc. 4.25%, 12/15/2027 (a)	423,000	395,865
Rolls-Royce plc (United Kingdom) 5.75%, 10/15/2027 (a)	900,000	895,586
Spirit AeroSystems, Inc.
3.85%, 6/15/2026	468,000	444,828
4.60%, 6/15/2028	943,000	827,784
9.38%, 11/30/2029 (a)	1,049,000	1,134,340
TransDigm, Inc.
5.50%, 11/15/2027	2,494,000	2,408,128
6.75%, 8/15/2028 (a)	423,000	428,057
4.63%, 1/15/2029	77,000	70,610
4.88%, 5/1/2029	1,137,000	1,044,370
6.88%, 12/15/2030 (a)	1,695,000	1,715,187
7.13%, 12/1/2031 (a)	1,265,000	1,297,662
Triumph Group, Inc.
7.75%, 8/15/2025	722,000	720,484
9.00%, 3/15/2028 (a)	205,000	214,294
		16,405,847
Air Freight & Logistics — 0.1%
Cargo Aircraft Management, Inc. 4.75%, 2/1/2028 (a)	787,000	696,101
Rand Parent LLC 8.50%, 2/15/2030 (a)	184,000	178,695
		874,796
Automobile Components — 2.4%
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (a)	350,000	339,242
7.00%, 4/15/2028 (a)	775,000	790,111
8.25%, 4/15/2031 (a)	327,000	344,279
Allison Transmission, Inc.
5.88%, 6/1/2029 (a)	864,000	851,061
3.75%, 1/30/2031 (a)	530,000	457,965
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	529,000	522,507
6.88%, 7/1/2028	26,000	25,124
5.00%, 10/1/2029	718,000	622,565
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Automobile Components — continued
Clarios Global LP
6.75%, 5/15/2025 (a)	422,000	421,709
6.25%, 5/15/2026 (a)	171,000	170,536
8.50%, 5/15/2027 (a)	1,275,000	1,281,607
6.75%, 5/15/2028 (a)	718,000	726,691
Dana, Inc.
5.38%, 11/15/2027	472,000	455,612
5.63%, 6/15/2028	256,000	247,815
4.50%, 2/15/2032	316,000	265,412
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	355,000	318,650
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	877,000	854,028
4.88%, 3/15/2027	873,000	837,876
5.00%, 7/15/2029	411,000	378,299
5.25%, 4/30/2031	532,000	481,802
5.63%, 4/30/2033	788,000	704,593
Icahn Enterprises LP
6.38%, 12/15/2025	703,000	696,866
6.25%, 5/15/2026	1,237,000	1,205,384
5.25%, 5/15/2027	1,184,000	1,087,445
IHO Verwaltungs GmbH (Germany)
4.75% (Cash), 9/15/2026 (a) (b)	501,000	481,713
6.37% (Cash), 5/15/2029 (a) (b)	593,000	584,476
JB Poindexter & Co., Inc. 8.75%, 12/15/2031 (a)	378,000	387,239
Patrick Industries, Inc.
7.50%, 10/15/2027 (a)	144,000	144,540
4.75%, 5/1/2029 (a)	437,000	399,916
Real Hero Merger Sub 2, Inc. 6.25%, 2/1/2029 (a)	721,000	627,270
Tenneco, Inc. 8.00%, 11/17/2028 (a)	1,225,000	1,116,281
ZF North America Capital, Inc. (Germany)
4.75%, 4/29/2025 (a)	1,137,000	1,119,700
6.88%, 4/14/2028 (a)	453,000	462,518
		19,410,832
Automobiles — 0.5%
Aston Martin Capital Holdings Ltd. (Jersey) 10.50%, 11/30/2025 (a)	837,000	848,512
Jaguar Land Rover Automotive plc (United Kingdom)
7.75%, 10/15/2025 (a)	419,000	422,720
4.50%, 10/1/2027 (a)	211,000	198,564
5.88%, 1/15/2028 (a)	273,000	268,814
5.50%, 7/15/2029 (a)	350,000	336,505
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	77

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Automobiles — continued
Mclaren Finance plc (United Kingdom) 7.50%, 8/1/2026 (a)	454,000	394,980
PM General Purchaser LLC 9.50%, 10/1/2028 (a)	607,000	613,162
Thor Industries, Inc. 4.00%, 10/15/2029 (a)	366,000	323,910
Winnebago Industries, Inc. 6.25%, 7/15/2028 (a)	291,000	286,408
		3,693,575
Banks — 0.7%
Banc of California (3-MONTH CME TERM SOFR + 2.52%), 3.25%, 5/1/2031 (c)	543,000	482,591
Intesa Sanpaolo SpA (Italy)
5.71%, 1/15/2026 (a)	982,000	973,034
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.60%), 4.20%, 6/1/2032 (a) (c)	338,000	277,246
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (c)	885,000	638,385
Popular, Inc. (Puerto Rico) 7.25%, 3/13/2028	340,000	344,737
Standard Chartered plc (United Kingdom) (3-MONTH SOFR + 1.46%), 7.01%, 7/30/2037 (a) (c) (d) (e)	600,000	612,678
UniCredit SpA (Italy)
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (c)	946,000	916,876
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 5.46%, 6/30/2035 (a) (c)	1,186,000	1,095,888
Western Alliance Bancorp (3-MONTH CME TERM SOFR + 2.25%), 3.00%, 6/15/2031 (c)	719,000	630,563
		5,971,998
Beverages — 0.1%
Primo Water Holdings, Inc. (Canada) 4.38%, 4/30/2029 (a)	151,000	136,995
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	685,000	597,991
		734,986
Biotechnology — 0.1%
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	473,000	191,561
Grifols SA (Spain) 4.75%, 10/15/2028 (a)	740,000	616,272
		807,833
Broadline Retail — 1.3%
ANGI Group LLC 3.88%, 8/15/2028 (a)	591,000	507,904
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Broadline Retail — continued
Go Daddy Operating Co. LLC 3.50%, 3/1/2029 (a)	902,000	803,120
GrubHub Holdings, Inc. 5.50%, 7/1/2027 (a)	768,000	669,535
Kohl's Corp. 4.62%, 5/1/2031 (f)	871,000	685,912
Macy's Retail Holdings LLC
5.88%, 4/1/2029 (a)	617,000	594,214
5.88%, 3/15/2030 (a)	5,000	4,688
4.50%, 12/15/2034	732,000	602,985
4.30%, 2/15/2043	268,000	199,660
Match Group Holdings II LLC
5.00%, 12/15/2027 (a)	553,000	527,464
4.63%, 6/1/2028 (a)	284,000	267,008
5.63%, 2/15/2029 (a)	233,000	223,680
4.13%, 8/1/2030 (a)	515,000	454,966
3.63%, 10/1/2031 (a)	303,000	255,278
Millennium Escrow Corp. 6.63%, 8/1/2026 (a)	673,000	401,488
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	796,000	780,747
Nordstrom, Inc.
4.00%, 3/15/2027	470,000	440,625
6.95%, 3/15/2028	33,000	33,330
4.38%, 4/1/2030	505,000	446,167
4.25%, 8/1/2031	203,000	170,829
5.00%, 1/15/2044	501,000	357,965
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	259,000	116,550
QVC, Inc.
4.45%, 2/15/2025	156,000	151,409
4.75%, 2/15/2027	1,138,000	1,025,567
5.95%, 3/15/2043	450,000	309,722
Rakuten Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.96%), 6.25%, 4/22/2031 (a) (c) (d) (e)	814,000	582,010
		10,612,823
Building Products — 1.7%
ACProducts Holdings, Inc. 6.38%, 5/15/2029 (a)	480,000	367,200
Advanced Drainage Systems, Inc.
5.00%, 9/30/2027 (a)	214,000	206,743
6.38%, 6/15/2030 (a)	508,000	507,983
AmeriTex HoldCo Intermediate LLC 10.25%, 10/15/2028 (a)	545,000	570,888
Builders FirstSource, Inc.
5.00%, 3/1/2030 (a)	1,065,000	1,005,655
4.25%, 2/1/2032 (a)	164,000	144,095
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Building Products — continued
Camelot Return Merger Sub, Inc. 8.75%, 8/1/2028 (a)	629,000	645,511
CP Atlas Buyer, Inc. 7.00%, 12/1/2028 (a)	548,000	489,821
Eco Material Technologies, Inc. 7.88%, 1/31/2027 (a)	360,000	359,195
EMRLD Borrower LP 6.63%, 12/15/2030 (a)	1,085,000	1,088,797
Griffon Corp. 5.75%, 3/1/2028	878,000	849,465
James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	300,000	289,302
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	512,000	487,040
Masonite International Corp.
5.38%, 2/1/2028 (a)	133,000	132,501
3.50%, 2/15/2030 (a)	398,000	351,278
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	470,000	428,848
New Enterprise Stone & Lime Co., Inc. 5.25%, 7/15/2028 (a)	663,000	631,768
Oscar AcquisitionCo LLC 9.50%, 4/15/2030 (a)	379,000	368,590
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	380,000	382,552
Smyrna Ready Mix Concrete LLC 8.88%, 11/15/2031 (a)	906,000	960,164
Standard Industries, Inc.
5.00%, 2/15/2027 (a)	590,000	568,050
4.75%, 1/15/2028 (a)	1,220,000	1,150,994
3.38%, 1/15/2031 (a)	1,296,000	1,073,862
Summit Materials LLC
6.50%, 3/15/2027 (a)	439,000	439,000
7.25%, 1/15/2031 (a)	400,000	415,081
		13,914,383
Capital Markets — 0.9%
AG TTMT Escrow Issuer LLC 8.63%, 9/30/2027 (a)	964,000	992,281
Aretec Group, Inc. 7.50%, 4/1/2029 (a)	137,000	125,860
Brightsphere Investment Group, Inc. 4.80%, 7/27/2026	318,000	302,542
Coinbase Global, Inc. 3.38%, 10/1/2028 (a)	1,238,000	1,045,678
Compass Group Diversified Holdings LLC
5.25%, 4/15/2029 (a)	970,000	911,493
5.00%, 1/15/2032 (a)	170,000	148,772
Dresdner Funding Trust I 8.15%, 6/30/2031 (a)	700,000	770,875
HAT Holdings I LLC
6.00%, 4/15/2025 (a)	520,000	514,716
3.38%, 6/15/2026 (a)	753,000	704,118
8.00%, 6/15/2027 (a)	50,000	51,916
3.75%, 9/15/2030 (a)	464,000	381,743
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
Jane Street Group 4.50%, 11/15/2029 (a)	687,000	632,170
Osaic Holdings, Inc. 10.75%, 8/1/2027 (a)	10,000	10,389
StoneX Group, Inc. 8.63%, 6/15/2025 (a)	591,000	594,670
		7,187,223
Chemicals — 2.7%
Ashland, Inc.
3.38%, 9/1/2031 (a)	661,000	553,778
6.88%, 5/15/2043	96,000	99,121
ASP Unifrax Holdings, Inc.
5.25%, 9/30/2028 (a)	607,000	384,902
7.50%, 9/30/2029 (a)	389,000	212,270
Avient Corp.
5.75%, 5/15/2025 (a)	237,000	235,614
7.13%, 8/1/2030 (a)	726,000	741,907
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	1,024,000	988,626
Cerdia Finanz GmbH (Germany) 10.50%, 2/15/2027 (a)	248,000	255,118
Chemours Co. (The)
5.38%, 5/15/2027	143,000	130,629
5.75%, 11/15/2028 (a)	906,000	794,605
4.63%, 11/15/2029 (a)	598,000	491,722
CVR Partners LP 6.13%, 6/15/2028 (a)	426,000	402,817
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	903,000	818,412
FXI Holdings, Inc. 12.25%, 11/15/2026 (a)	508,000	497,840
GPD Cos., Inc. 10.13%, 4/1/2026 (a)	550,000	505,825
HB Fuller Co. 4.00%, 2/15/2027	507,000	482,033
INEOS Finance plc (Luxembourg) 6.75%, 5/15/2028 (a)	619,000	605,320
Ingevity Corp. 3.88%, 11/1/2028 (a)	114,000	100,605
LSB Industries, Inc. 6.25%, 10/15/2028 (a)	777,000	736,806
Mativ Holdings, Inc. 6.88%, 10/1/2026 (a)	531,000	514,406
Methanex Corp. (Canada)
5.13%, 10/15/2027	265,000	254,681
5.25%, 12/15/2029	1,012,000	962,234
5.65%, 12/1/2044	110,000	93,229
NOVA Chemicals Corp. (Canada)
5.00%, 5/1/2025 (a)	769,000	750,979
5.25%, 6/1/2027 (a)	465,000	430,689
4.25%, 5/15/2029 (a)	1,023,000	846,166
Nufarm Australia Ltd. (Australia) 5.00%, 1/27/2030 (a)	354,000	324,643
Olin Corp.
5.13%, 9/15/2027	456,000	442,229
5.63%, 8/1/2029	799,000	781,718
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	79

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
5.00%, 2/1/2030	213,000	199,076
Olympus Water US Holding Corp.
4.25%, 10/1/2028 (a)	680,000	608,940
9.75%, 11/15/2028 (a)	453,000	481,334
6.25%, 10/1/2029 (a)	75,000	66,525
Polar US Borrower LLC 6.75%, 5/15/2026 (a)	424,000	97,520
Rain Carbon, Inc. 12.25%, 9/1/2029 (a)	179,000	179,023
Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	8,000	7,790
Rayonier AM Products, Inc. 7.63%, 1/15/2026 (a)	631,000	563,048
SCIH Salt Holdings, Inc.
4.88%, 5/1/2028 (a)	542,000	495,252
6.63%, 5/1/2029 (a)	403,000	366,431
SCIL IV LLC 5.38%, 11/1/2026 (a)	631,000	611,382
Scotts Miracle-Gro Co. (The)
4.50%, 10/15/2029	151,000	134,013
4.00%, 4/1/2031	287,000	243,439
4.38%, 2/1/2032	912,000	762,628
SK Invictus Intermediate II SARL 5.00%, 10/30/2029 (a)	539,000	457,609
Trinseo Materials Operating SCA 5.13%, 4/1/2029 (a)	310,000	117,699
Tronox, Inc. 4.63%, 3/15/2029 (a)	741,000	655,882
Vibrantz Technologies, Inc. 9.00%, 2/15/2030 (a)	443,000	407,560
WR Grace Holdings LLC 5.63%, 8/15/2029 (a)	1,269,000	1,112,819
		22,006,894
Commercial Services & Supplies — 3.0%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	415,000	367,910
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	591,000	534,116
4.88%, 7/15/2032 (a)	945,000	850,500
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	723,000	720,810
9.75%, 7/15/2027 (a)	796,000	793,231
4.63%, 6/1/2028 (a)	1,247,000	1,105,950
6.00%, 6/1/2029 (a)	209,000	173,048
APi Group DE, Inc.
4.13%, 7/15/2029 (a)	5,000	4,500
4.75%, 10/15/2029 (a)	60,000	55,650
Aptim Corp. 7.75%, 6/15/2025 (a)	13,000	12,482
APX Group, Inc. 5.75%, 7/15/2029 (a)	787,000	748,383
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	436,000	417,829
Brink's Co. (The) 4.63%, 10/15/2027 (a)	432,000	408,237
Cimpress plc (Ireland) 7.00%, 6/15/2026	421,000	419,173
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Services & Supplies — continued
Clean Harbors, Inc.
4.88%, 7/15/2027 (a)	127,000	122,536
6.38%, 2/1/2031 (a)	654,000	650,161
CoreCivic, Inc. 8.25%, 4/15/2026	568,000	580,451
Covanta Holding Corp. 5.00%, 9/1/2030	102,000	88,485
Deluxe Corp. 8.00%, 6/1/2029 (a)	628,000	547,930
Enviri Corp. 5.75%, 7/31/2027 (a)	357,000	333,595
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	26,000	24,834
9.50%, 11/1/2027 (a)	418,000	419,586
7.75%, 2/15/2028 (a)	467,000	474,268
6.00%, 6/1/2029 (a)	552,000	483,097
GEO Group, Inc. (The) 10.50%, 6/30/2028	301,000	306,722
GFL Environmental, Inc. (Canada)
4.25%, 6/1/2025 (a)	387,000	380,162
5.13%, 12/15/2026 (a)	1,085,000	1,061,297
4.75%, 6/15/2029 (a)	580,000	543,075
6.75%, 1/15/2031 (a)	1,409,000	1,441,211
Interface, Inc. 5.50%, 12/1/2028 (a)	547,000	513,013
Madison IAQ LLC
4.13%, 6/30/2028 (a)	887,000	808,020
5.88%, 6/30/2029 (a)	591,000	527,669
Neptune Bidco US, Inc. 9.29%, 4/15/2029 (a)	1,904,000	1,791,620
Pitney Bowes, Inc.
6.88%, 3/15/2027 (a)	611,000	548,372
7.25%, 3/15/2029 (a)	171,000	148,069
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	1,417,000	1,406,284
6.25%, 1/15/2028 (a)	1,207,000	1,190,927
Steelcase, Inc. 5.13%, 1/18/2029	376,000	353,944
Vericast Corp. 11.00%, 9/15/2026 (a)	911,000	955,612
Waste Pro USA, Inc. 5.50%, 2/15/2026 (a)	540,000	529,200
Williams Scotsman, Inc.
6.13%, 6/15/2025 (a)	371,000	370,299
4.63%, 8/15/2028 (a)	420,000	394,388
7.38%, 10/1/2031 (a)	566,000	587,140
		24,193,786
Communications Equipment — 0.6%
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	273,000	222,495
CommScope, Inc.
6.00%, 3/1/2026 (a)	1,693,000	1,523,700
8.25%, 3/1/2027 (a)	1,134,000	496,556
4.75%, 9/1/2029 (a)	951,000	651,435
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Communications Equipment — continued
Viasat, Inc.
5.63%, 4/15/2027 (a)	1,117,000	1,048,584
6.50%, 7/15/2028 (a)	695,000	514,911
Viavi Solutions, Inc. 3.75%, 10/1/2029 (a)	556,000	483,503
		4,941,184
Construction & Engineering — 0.8%
AECOM 5.13%, 3/15/2027	654,000	640,630
Arcosa, Inc. 4.38%, 4/15/2029 (a)	140,000	129,220
ATP Tower Holdings LLC (Chile) 4.05%, 4/27/2026 (a)	277,000	256,779
Brand Industrial Services, Inc. 10.38%, 8/1/2030 (a)	1,084,000	1,152,754
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (a)	614,000	605,860
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	711,000	654,285
Fluor Corp. 4.25%, 9/15/2028	232,000	219,309
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	159,000	143,811
INNOVATE Corp. 8.50%, 2/1/2026 (a)	139,000	103,555
Pike Corp.
5.50%, 9/1/2028 (a)	1,061,000	1,006,428
8.63%, 1/31/2031 (a)	13,000	13,729
Railworks Holdings LP 8.25%, 11/15/2028 (a)	309,000	306,916
Tutor Perini Corp. 6.88%, 5/1/2025 (a)	345,000	341,119
VM Consolidated, Inc. 5.50%, 4/15/2029 (a)	215,000	202,627
Weekley Homes LLC 4.88%, 9/15/2028 (a)	364,000	337,825
		6,114,847
Consumer Finance — 2.1%
Ally Financial, Inc.
5.75%, 11/20/2025	1,001,000	996,010
6.70%, 2/14/2033	379,000	373,426
Bread Financial Holdings, Inc. 9.75%, 3/15/2029 (a)	925,000	946,044
Cobra AcquisitionCo LLC 6.38%, 11/1/2029 (a)	101,000	82,875
Credit Acceptance Corp. 6.63%, 3/15/2026	993,000	989,376
Curo Group Holdings Corp. 7.50%, 8/1/2028 (a)	1,082,000	167,700
Enova International, Inc. 8.50%, 9/15/2025 (a)	237,000	234,733
Finance of America Funding LLC 7.88%, 11/15/2025 (a)	66,000	52,060
FirstCash, Inc.
4.63%, 9/1/2028 (a)	233,000	215,511
5.63%, 1/1/2030 (a)	1,180,000	1,117,799
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
GGAM Finance Ltd. (Ireland) 8.00%, 2/15/2027 (a)	1,153,000	1,181,792
goeasy Ltd. (Canada) 4.38%, 5/1/2026 (a)	118,000	112,881
LFS Topco LLC 5.88%, 10/15/2026 (a)	414,000	382,707
Macquarie Airfinance Holdings Ltd. (United Kingdom)
8.38%, 5/1/2028 (a)	31,000	32,472
8.13%, 3/30/2029 (a)	28,000	29,113
Navient Corp.
5.88%, 10/25/2024	824,000	822,057
6.75%, 6/25/2025	471,000	473,800
6.75%, 6/15/2026	200,000	200,811
5.00%, 3/15/2027	528,000	500,535
4.88%, 3/15/2028	70,000	63,898
5.50%, 3/15/2029	44,000	39,816
9.38%, 7/25/2030	23,000	24,036
5.63%, 8/1/2033	352,000	286,789
OneMain Finance Corp.
6.88%, 3/15/2025	185,000	186,850
7.13%, 3/15/2026	1,314,000	1,335,342
3.50%, 1/15/2027	1,334,000	1,227,912
3.88%, 9/15/2028	986,000	861,462
9.00%, 1/15/2029	209,000	219,500
5.38%, 11/15/2029	241,000	223,633
4.00%, 9/15/2030	1,323,000	1,114,537
PRA Group, Inc.
7.38%, 9/1/2025 (a)	58,000	57,894
8.38%, 2/1/2028 (a)	188,000	183,770
5.00%, 10/1/2029 (a)	511,000	427,911
PROG Holdings, Inc. 6.00%, 11/15/2029 (a)	710,000	652,579
Synchrony Financial 7.25%, 2/2/2033	748,000	727,069
World Acceptance Corp. 7.00%, 11/1/2026 (a)	195,000	180,375
		16,725,075
Consumer Staples Distribution & Retail — 1.0%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	1,295,000	1,248,434
5.88%, 2/15/2028 (a)	707,000	696,754
3.50%, 3/15/2029 (a)	1,735,000	1,545,811
4.88%, 2/15/2030 (a)	947,000	888,952
C&S Group Enterprises LLC 5.00%, 12/15/2028 (a)	649,000	514,154
Performance Food Group, Inc.
6.88%, 5/1/2025 (a)	89,000	89,230
5.50%, 10/15/2027 (a)	650,000	636,566
4.25%, 8/1/2029 (a)	779,000	706,984
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	81

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Staples Distribution & Retail — continued
Rite Aid Corp. 8.00%, 11/15/2026 (a) (g)	357,000	257,933
Safeway, Inc. 7.25%, 2/1/2031	485,000	514,600
United Natural Foods, Inc. 6.75%, 10/15/2028 (a)	112,000	93,266
US Foods, Inc.
4.75%, 2/15/2029 (a)	651,000	611,139
4.63%, 6/1/2030 (a)	448,000	410,509
7.25%, 1/15/2032 (a)	40,000	41,296
		8,255,628
Containers & Packaging — 2.8%
ARD Finance SA (Luxembourg) 6.50% (Cash), 6/30/2027 (a) (b)	702,000	300,105
Ardagh Metal Packaging Finance USA LLC
3.25%, 9/1/2028 (a)	1,147,000	994,047
4.00%, 9/1/2029 (a)	637,000	517,347
Ardagh Packaging Finance plc
5.25%, 4/30/2025 (a)	1,181,000	1,168,622
4.13%, 8/15/2026 (a)	800,000	738,032
5.25%, 8/15/2027 (a)	532,000	385,727
Ball Corp.
5.25%, 7/1/2025	176,000	175,903
4.88%, 3/15/2026	809,000	799,298
2.88%, 8/15/2030	1,764,000	1,493,506
3.13%, 9/15/2031	966,000	813,813
Berry Global, Inc. 5.63%, 7/15/2027 (a)	245,000	241,547
Cascades, Inc. (Canada) 5.38%, 1/15/2028 (a)	581,000	561,631
Clydesdale Acquisition Holdings, Inc.
6.63%, 4/15/2029 (a)	535,000	531,909
8.75%, 4/15/2030 (a)	696,000	662,490
Crown Americas LLC
4.75%, 2/1/2026	961,000	940,195
5.25%, 4/1/2030	429,000	413,213
Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	333,000	350,589
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (a)	564,000	499,868
Graphic Packaging International LLC
4.75%, 7/15/2027 (a)	274,000	265,026
3.50%, 3/15/2028 (a)	417,000	381,329
3.50%, 3/1/2029 (a)	393,000	350,362
3.75%, 2/1/2030 (a)	302,000	268,729
Iris Holding, Inc. 10.00%, 12/15/2028 (a)	42,000	36,403
LABL, Inc.
6.75%, 7/15/2026 (a)	644,000	624,581
10.50%, 7/15/2027 (a)	361,000	350,472
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Containers & Packaging — continued
5.88%, 11/1/2028 (a)	151,000	135,254
9.50%, 11/1/2028 (a)	553,000	553,132
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (a)	1,785,000	1,808,771
9.25%, 4/15/2027 (a)	1,059,000	1,029,807
Owens-Brockway Glass Container, Inc.
6.63%, 5/13/2027 (a)	548,000	546,788
7.25%, 5/15/2031 (a)	764,000	774,306
Pactiv Evergreen Group Issuer LLC 4.38%, 10/15/2028 (a)	343,000	317,895
Sealed Air Corp.
5.50%, 9/15/2025 (a)	127,000	126,759
6.13%, 2/1/2028 (a)	672,000	669,943
5.00%, 4/15/2029 (a)	210,000	198,931
6.88%, 7/15/2033 (a)	410,000	424,311
Silgan Holdings, Inc. 4.13%, 2/1/2028	229,000	213,792
TriMas Corp. 4.13%, 4/15/2029 (a)	306,000	278,931
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (f)	1,472,000	1,435,490
		22,378,854
Distributors — 0.4%
American Builders & Contractors Supply Co., Inc.
4.00%, 1/15/2028 (a)	980,000	915,432
3.88%, 11/15/2029 (a)	139,000	124,139
Dealer Tire LLC 8.00%, 2/1/2028 (a)	551,000	548,307
Resideo Funding, Inc. 4.00%, 9/1/2029 (a)	20,000	17,704
Ritchie Bros Holdings, Inc. (Canada) 6.75%, 3/15/2028 (a)	599,000	613,046
Verde Purchaser LLC 10.50%, 11/30/2030 (a)	760,000	794,200
Windsor Holdings III LLC 8.50%, 6/15/2030 (a)	542,000	560,792
		3,573,620
Diversified Consumer Services — 0.7%
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (a)	215,000	204,644
Carriage Services, Inc. 4.25%, 5/15/2029 (a)	249,000	216,534
Grand Canyon University 4.13%, 10/1/2024	372,000	360,505
Mavis Tire Express Services Topco Corp. 6.50%, 5/15/2029 (a)	705,000	661,249
Service Corp. International
4.63%, 12/15/2027	291,000	279,163
5.13%, 6/1/2029	988,000	964,091
3.38%, 8/15/2030	839,000	720,298
Signal Parent, Inc. 6.13%, 4/1/2029 (a)	316,000	246,480
Sotheby's 7.38%, 10/15/2027 (a)	819,000	786,669
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Consumer Services — continued
StoneMor, Inc. 8.50%, 5/15/2029 (a)	352,000	255,468
Wand NewCo 3, Inc. 7.63%, 1/30/2032 (a)	300,000	308,250
WW International, Inc. 4.50%, 4/15/2029 (a)	480,000	222,307
		5,225,658
Diversified REITs — 0.5%
Iron Mountain Information Management Services, Inc. 5.00%, 7/15/2032 (a)	1,352,000	1,208,736
Uniti Group LP
10.50%, 2/15/2028 (a)	1,159,000	1,199,678
4.75%, 4/15/2028 (a)	924,000	802,972
6.50%, 2/15/2029 (a)	670,000	515,852
6.00%, 1/15/2030 (a)	238,000	173,752
		3,900,990
Diversified Telecommunication Services — 5.0%
Altice France SA (France)
8.13%, 2/1/2027 (a)	823,000	756,275
5.50%, 1/15/2028 (a)	591,000	482,212
5.13%, 7/15/2029 (a)	1,541,000	1,163,678
5.50%, 10/15/2029 (a)	2,027,000	1,534,782
British Telecommunications plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.49%), 4.88%, 11/23/2081 (a) (c)	862,000	758,348
C&W Senior Financing DAC (Panama) 6.88%, 9/15/2027 (a)	758,000	714,415
CCO Holdings LLC
5.50%, 5/1/2026 (a)	1,272,000	1,249,785
5.13%, 5/1/2027 (a)	2,131,000	2,014,146
5.00%, 2/1/2028 (a)	250,000	230,687
5.38%, 6/1/2029 (a)	1,678,000	1,517,529
6.38%, 9/1/2029 (a)	543,000	510,158
4.75%, 3/1/2030 (a)	2,731,000	2,323,221
4.50%, 8/15/2030 (a)	1,047,000	868,507
4.25%, 2/1/2031 (a)	1,657,000	1,332,787
4.75%, 2/1/2032 (a)	1,656,000	1,336,019
4.50%, 5/1/2032	991,000	782,895
4.50%, 6/1/2033 (a)	2,035,000	1,565,418
4.25%, 1/15/2034 (a)	1,564,000	1,169,337
Consolidated Communications, Inc.
5.00%, 10/1/2028 (a)	703,000	580,685
6.50%, 10/1/2028 (a)	464,000	397,880
Embarq Corp. 8.00%, 6/1/2036	938,000	531,039
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	882,000	852,454
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — continued
5.00%, 5/1/2028 (a)	717,000	663,551
6.75%, 5/1/2029 (a)	1,417,000	1,272,172
5.88%, 11/1/2029	415,000	355,452
6.00%, 1/15/2030 (a)	663,000	566,861
8.75%, 5/15/2030 (a)	488,000	497,746
8.63%, 3/15/2031 (a)	552,000	559,398
Frontier Florida LLC Series E, 6.86%, 2/1/2028	15,000	14,437
Iliad Holding SASU (France) 6.50%, 10/15/2026 (a)	720,000	711,800
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	1,643,000	1,528,618
Level 3 Financing, Inc.
3.40%, 3/1/2027 ‡ (a)	198,000	201,960
4.63%, 9/15/2027 ‡ (a)	847,000	537,845
4.25%, 7/1/2028 ‡ (a)	388,000	236,680
3.88%, 11/15/2029 ‡ (a)	517,000	527,340
10.50%, 5/15/2030 (a)	521,000	534,025
Qwest Corp. 7.25%, 9/15/2025	81,000	78,365
Sable International Finance Ltd. (Chile) 5.75%, 9/7/2027 (a)	421,000	403,023
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	1,108,000	1,063,422
6.00%, 9/30/2034	798,000	740,370
7.20%, 7/18/2036	625,000	621,228
7.72%, 6/4/2038	325,000	332,875
Telesat Canada (Canada)
5.63%, 12/6/2026 (a)	773,000	445,859
4.88%, 6/1/2027 (a)	101,000	56,812
6.50%, 10/15/2027 (a)	117,000	51,480
Virgin Media Finance plc (United Kingdom) 5.00%, 7/15/2030 (a)	1,500,000	1,294,974
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	1,523,000	1,427,156
Windstream Escrow LLC 7.75%, 8/15/2028 (a)	1,314,000	1,226,781
Zayo Group Holdings, Inc.
4.00%, 3/1/2027 (a)	979,000	815,017
6.13%, 3/1/2028 (a)	915,000	695,447
		40,132,951
Electric Utilities — 1.8%
DPL, Inc. 4.35%, 4/15/2029	446,000	404,143
Drax Finco plc (United Kingdom) 6.63%, 11/1/2025 (a)	412,000	406,850
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	83

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Edison International
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 8.13%, 6/15/2053 (c)	583,000	598,328
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.66%), 7.88%, 6/15/2054 (c)	273,000	278,308
Emera, Inc. (Canada) Series 16-A, (3-MONTH SOFR + 5.44%), 6.75%, 6/15/2076 (c)	783,000	767,254
FirstEnergy Corp.
Series B, 4.15%, 7/15/2027 (f)	151,000	143,412
2.65%, 3/1/2030	1,111,000	949,720
Series B, 2.25%, 9/1/2030	412,000	339,079
Series C, 7.38%, 11/15/2031	352,000	408,566
Series C, 5.10%, 7/15/2047 (f)	356,000	306,742
Series C, 3.40%, 3/1/2050	1,062,000	709,555
Leeward Renewable Energy Operations LLC 4.25%, 7/1/2029 (a)	644,000	554,409
NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (a)	368,000	343,322
NRG Energy, Inc.
5.75%, 1/15/2028	484,000	476,741
5.25%, 6/15/2029 (a)	876,000	830,168
3.63%, 2/15/2031 (a)	712,000	598,673
3.88%, 2/15/2032 (a)	29,000	24,225
Pattern Energy Operations LP 4.50%, 8/15/2028 (a)	516,000	473,304
PG&E Corp.
5.00%, 7/1/2028	528,000	503,596
5.25%, 7/1/2030	1,164,000	1,094,228
Terraform Global Operating LP 6.13%, 3/1/2026 (a)	28,000	27,584
Vistra Operations Co. LLC
5.50%, 9/1/2026 (a)	310,000	305,250
5.63%, 2/15/2027 (a)	1,318,000	1,284,324
5.00%, 7/31/2027 (a)	1,333,000	1,277,701
4.38%, 5/1/2029 (a)	721,000	657,665
7.75%, 10/15/2031 (a)	636,000	657,876
		14,421,023
Electrical Equipment — 0.3%
Atkore, Inc. 4.25%, 6/1/2031 (a)	393,000	345,235
Sensata Technologies BV
5.00%, 10/1/2025 (a)	40,000	39,627
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electrical Equipment — continued
4.00%, 4/15/2029 (a)	990,000	897,858
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	930,000	858,054
		2,140,774
Electronic Equipment, Instruments & Components — 0.2%
Coherent Corp. 5.00%, 12/15/2029 (a)	587,000	547,378
Sensata Technologies, Inc.
4.38%, 2/15/2030 (a)	783,000	713,461
3.75%, 2/15/2031 (a)	860,000	735,429
		1,996,268
Energy Equipment & Services — 1.7%
Archrock Partners LP
6.88%, 4/1/2027 (a)	428,000	425,846
6.25%, 4/1/2028 (a)	338,000	329,573
Bristow Group, Inc. 6.88%, 3/1/2028 (a)	290,000	283,910
CGG SA (France) 8.75%, 4/1/2027 (a)	250,000	222,995
CSI Compressco LP 7.50%, 4/1/2025 (a)	105,000	105,105
Diamond Foreign Asset Co. 8.50%, 10/1/2030 (a)	75,000	76,802
Enerflex Ltd. (Canada) 9.00%, 10/15/2027 (a)	647,000	651,315
Global Marine, Inc. 7.00%, 6/1/2028	299,000	260,831
Helix Energy Solutions Group, Inc. 9.75%, 3/1/2029 (a)	488,000	515,714
Nabors Industries Ltd.
7.25%, 1/15/2026 (a)	1,048,000	1,032,280
7.50%, 1/15/2028 (a)	203,000	186,760
Nabors Industries, Inc. 7.38%, 5/15/2027 (a)	540,000	538,013
Nine Energy Service, Inc. 13.00%, 2/1/2028	15,000	12,488
Noble Finance II LLC 8.00%, 4/15/2030 (a)	358,000	368,076
Oceaneering International, Inc. 6.00%, 2/1/2028	222,000	218,300
Petrofac Ltd. (United Kingdom) 9.75%, 11/15/2026 (a)	439,000	215,231
Precision Drilling Corp. (Canada)
7.13%, 1/15/2026 (a)	115,000	114,852
6.88%, 1/15/2029 (a)	410,000	404,984
Seadrill Finance Ltd. (Norway) 8.38%, 8/1/2030 (a)	457,000	469,644
Transocean, Inc.
7.25%, 11/1/2025 (a)	727,000	716,417
11.50%, 1/30/2027 (a)	733,000	762,320
8.00%, 2/1/2027 (a)	749,000	731,159
8.75%, 2/15/2030 (a)	832,500	854,830
7.50%, 4/15/2031	272,000	232,111
6.80%, 3/15/2038	539,000	422,784
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Energy Equipment & Services — continued
USA Compression Partners LP
6.88%, 4/1/2026	1,147,000	1,145,438
6.88%, 9/1/2027	127,000	126,347
Valaris Ltd. 8.38%, 4/30/2030 (a)	937,000	960,788
Weatherford International Ltd.
6.50%, 9/15/2028 (a)	371,000	378,373
8.63%, 4/30/2030 (a)	204,000	211,497
Welltec International ApS (Denmark) 8.25%, 10/15/2026 (a)	329,000	334,211
		13,308,994
Entertainment — 0.9%
Allen Media LLC 10.50%, 2/15/2028 (a)	555,000	277,823
AMC Entertainment Holdings, Inc.
10.00% (Cash), 6/15/2026 (a) (b)	596,000	471,600
7.50%, 2/15/2029 (a)	990,000	684,210
Banijay Entertainment SASU (France) 8.13%, 5/1/2029 (a)	278,000	287,515
Cinemark USA, Inc. 5.25%, 7/15/2028 (a)	459,000	428,752
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (a)	407,000	307,638
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	244,000	240,940
6.50%, 5/15/2027 (a)	1,043,000	1,051,977
4.75%, 10/15/2027 (a)	250,000	239,354
3.75%, 1/15/2028 (a)	749,000	689,379
Odeon Finco plc (United Kingdom) 12.75%, 11/1/2027 (a)	305,000	311,437
ROBLOX Corp. 3.88%, 5/1/2030 (a)	930,000	814,522
WMG Acquisition Corp.
3.88%, 7/15/2030 (a)	895,000	789,837
3.00%, 2/15/2031 (a)	760,000	634,764
		7,229,748
Financial Services — 2.8%
Armor Holdco, Inc. 8.50%, 11/15/2029 (a)	211,000	198,549
Block, Inc. 3.50%, 6/1/2031	926,000	789,946
Burford Capital Global Finance LLC 9.25%, 7/1/2031 (a)	481,000	505,050
CPI CG, Inc. 8.63%, 3/15/2026 (a)	357,000	350,338
Freedom Mortgage Corp.
7.63%, 5/1/2026 (a)	743,000	737,520
6.63%, 1/15/2027 (a)	515,000	491,056
12.00%, 10/1/2028 (a)	200,000	216,669
12.25%, 10/1/2030 (a)	619,000	681,042
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Financial Services — continued
GTCR W-2 Merger Sub LLC 7.50%, 1/15/2031 (a)	760,000	792,680
Jefferies Finance LLC 5.00%, 8/15/2028 (a)	798,000	717,727
Jefferson Capital Holdings LLC 6.00%, 8/15/2026 (a)	614,000	589,458
LD Holdings Group LLC 6.13%, 4/1/2028 (a)	635,000	518,319
Midcap Financial Issuer Trust
6.50%, 5/1/2028 (a)	499,000	457,209
5.63%, 1/15/2030 (a)	686,000	580,225
Mobius Merger Sub, Inc. 9.00%, 6/1/2030 (a)	707,000	692,515
MPH Acquisition Holdings LLC
5.50%, 9/1/2028 (a)	1,192,000	1,040,020
5.75%, 11/1/2028 (a)	471,000	375,622
Nationstar Mortgage Holdings, Inc.
5.00%, 2/1/2026 (a)	948,000	920,879
5.50%, 8/15/2028 (a)	1,090,000	1,029,002
5.13%, 12/15/2030 (a)	477,000	425,773
NCR Atleos Corp. 9.50%, 4/1/2029 (a)	1,042,000	1,102,222
Oxford Finance LLC 6.38%, 2/1/2027 (a)	490,000	460,701
Paysafe Finance plc 4.00%, 6/15/2029 (a)	508,000	454,980
PennyMac Financial Services, Inc.
5.38%, 10/15/2025 (a)	65,000	63,968
4.25%, 2/15/2029 (a)	917,000	826,740
5.75%, 9/15/2031 (a)	869,000	799,047
PHH Mortgage Corp. 7.88%, 3/15/2026 (a)	622,000	574,051
Rocket Mortgage LLC
3.88%, 3/1/2031 (a)	1,629,000	1,398,594
4.00%, 10/15/2033 (a)	605,000	502,295
Sabre GLBL, Inc.
8.63%, 6/1/2027 (a)	778,000	684,769
11.25%, 12/15/2027 (a)	436,000	409,840
Shift4 Payments LLC 4.63%, 11/1/2026 (a)	598,000	573,809
Stena International SA (Sweden) 7.25%, 1/15/2031 (a)	385,000	382,800
United Wholesale Mortgage LLC
5.75%, 6/15/2027 (a)	117,000	113,499
5.50%, 4/15/2029 (a)	1,276,000	1,191,039
Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	580,000	581,119
		22,229,072
Food Products — 1.3%
B&G Foods, Inc.
5.25%, 4/1/2025	566,000	564,126
5.25%, 9/15/2027	576,000	535,545
8.00%, 9/15/2028 (a)	97,000	100,983
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	85

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food Products — continued
Chobani LLC 4.63%, 11/15/2028 (a)	811,000	750,163
Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	854,000	837,656
H-Food Holdings LLC 8.50%, 6/1/2026 (a)	256,000	10,240
Lamb Weston Holdings, Inc.
4.88%, 5/15/2028 (a)	597,000	578,211
4.13%, 1/31/2030 (a)	490,000	443,976
4.38%, 1/31/2032 (a)	611,000	545,889
Pilgrim's Pride Corp.
4.25%, 4/15/2031	724,000	647,087
3.50%, 3/1/2032	1,152,000	962,542
6.25%, 7/1/2033	658,000	665,043
6.88%, 5/15/2034	125,000	131,641
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	265,000	267,539
5.63%, 1/15/2028 (a)	1,009,000	990,486
5.50%, 12/15/2029 (a)	1,238,000	1,184,542
4.50%, 9/15/2031 (a)	1,074,000	956,183
Simmons Foods, Inc. 4.63%, 3/1/2029 (a)	718,000	629,152
		10,801,004
Gas Utilities — 0.4%
AmeriGas Partners LP
5.50%, 5/20/2025	756,000	742,014
5.88%, 8/20/2026	740,000	717,159
Ferrellgas LP
5.38%, 4/1/2026 (a)	549,000	543,526
5.88%, 4/1/2029 (a)	743,000	705,296
Suburban Propane Partners LP 5.00%, 6/1/2031 (a)	627,000	563,260
		3,271,255
Ground Transportation — 1.1%
AerCap Global Aviation Trust (Ireland) (3-MONTH CME TERM SOFR + 4.56%), 6.50%, 6/15/2045 (a) (c)	500,000	495,851
Albion Financing 1 SARL (Luxembourg) 6.13%, 10/15/2026 (a)	520,000	514,228
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	365,000	347,790
5.38%, 3/1/2029 (a)	685,000	623,637
8.00%, 2/15/2031 (a)	147,000	141,918
Carriage Purchaser, Inc. 7.88%, 10/15/2029 (a)	359,000	310,535
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (a)	861,000	882,288
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	651,000	566,370
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ground Transportation — continued
GN Bondco LLC 9.50%, 10/15/2031 (a)	697,000	690,030
Hertz Corp. (The)
4.63%, 12/1/2026 (a)	248,000	219,532
5.00%, 12/1/2029 (a)	1,017,000	779,133
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	414,000	386,279
PECF USS Intermediate Holding III Corp. 8.00%, 11/15/2029 (a)	484,000	211,230
RXO, Inc. 7.50%, 11/15/2027 (a)	120,000	123,900
Uber Technologies, Inc.
7.50%, 9/15/2027 (a)	533,000	545,258
4.50%, 8/15/2029 (a)	957,000	896,067
Watco Cos. LLC 6.50%, 6/15/2027 (a)	600,000	583,318
XPO CNW, Inc. 6.70%, 5/1/2034	425,000	439,736
XPO, Inc. 7.13%, 2/1/2032 (a)	310,000	315,162
		9,072,262
Health Care Equipment & Supplies — 1.0%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	1,761,000	1,662,179
Embecta Corp. 5.00%, 2/15/2030 (a)	536,000	427,192
Hologic, Inc. 3.25%, 2/15/2029 (a)	1,323,000	1,179,597
Medline Borrower LP
3.88%, 4/1/2029 (a)	3,698,000	3,315,749
5.25%, 10/1/2029 (a)	1,202,000	1,111,833
Neogen Food Safety Corp. 8.63%, 7/20/2030 (a)	289,000	306,370
		8,002,920
Health Care Providers & Services — 4.0%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	638,000	616,748
AdaptHealth LLC
6.13%, 8/1/2028 (a)	861,000	787,264
4.63%, 8/1/2029 (a)	136,000	113,220
5.13%, 3/1/2030 (a)	319,000	266,764
AHP Health Partners, Inc. 5.75%, 7/15/2029 (a)	488,000	439,552
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	1,052,000	1,041,543
5.63%, 3/15/2027 (a)	1,254,000	1,147,317
8.00%, 12/15/2027 (a)	144,000	137,714
6.88%, 4/1/2028 (a)	238,000	153,636
6.00%, 1/15/2029 (a)	1,015,000	872,900
6.88%, 4/15/2029 (a)	880,000	561,523
6.13%, 4/1/2030 (a)	846,000	529,241
5.25%, 5/15/2030 (a)	1,016,000	810,594
4.75%, 2/15/2031 (a)	1,283,000	976,312
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
DaVita, Inc.
4.63%, 6/1/2030 (a)	1,588,000	1,396,879
3.75%, 2/15/2031 (a)	873,000	716,364
Encompass Health Corp.
4.50%, 2/1/2028	639,000	604,663
4.75%, 2/1/2030	1,038,000	962,931
4.63%, 4/1/2031	184,000	166,550
Global Medical Response, Inc. 6.50%, 10/1/2025 (a)	784,000	687,960
HealthEquity, Inc. 4.50%, 10/1/2029 (a)	76,000	69,853
Heartland Dental LLC 10.50%, 4/30/2028 (a)	916,000	961,800
Kedrion SpA (Italy) 6.50%, 9/1/2029 (a)	205,000	183,692
Legacy LifePoint Health LLC 4.38%, 2/15/2027 (a)	642,000	595,529
LifePoint Health, Inc. 5.38%, 1/15/2029 (a)	589,000	469,598
ModivCare Escrow Issuer, Inc. 5.00%, 10/1/2029 (a)	274,000	202,075
ModivCare, Inc. 5.88%, 11/15/2025 (a)	754,000	736,209
Molina Healthcare, Inc.
4.38%, 6/15/2028 (a)	650,000	605,449
3.88%, 5/15/2032 (a)	952,000	818,857
Owens & Minor, Inc.
4.50%, 3/31/2029 (a)	387,000	345,770
6.63%, 4/1/2030 (a)	449,000	433,862
Prime Healthcare Services, Inc. 7.25%, 11/1/2025 (a)	916,000	913,710
Radiology Partners, Inc.
8.50% (Blend (Cash 5.00% + PIK 3.50%)), 1/31/2029 (a) (b)	282,370	271,209
9.78% (PIK), 2/15/2030 (a) (b)	186,141	165,261
RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/1/2026 (a)	1,496,000	1,495,572
Select Medical Corp. 6.25%, 8/15/2026 (a)	1,176,000	1,173,035
Star Parent, Inc. 9.00%, 10/1/2030 (a)	166,000	175,191
Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	45,000	41,366
Tenet Healthcare Corp.
4.88%, 1/1/2026	912,000	911,057
6.25%, 2/1/2027	854,000	851,973
5.13%, 11/1/2027	1,325,000	1,296,997
4.63%, 6/15/2028	1,129,000	1,074,548
6.13%, 10/1/2028	1,987,000	1,964,646
4.25%, 6/1/2029	500,000	459,844
4.38%, 1/15/2030	200,000	183,179
6.75%, 5/15/2031 (a)	1,135,000	1,144,931
6.88%, 11/15/2031	490,000	501,638
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
Toledo Hospital (The) 6.02%, 11/15/2048	363,000	293,123
US Acute Care Solutions LLC 6.38%, 3/1/2026 (a)	790,000	715,005
		32,044,654
Health Care REITs — 0.3%
Diversified Healthcare Trust
9.75%, 6/15/2025	711,000	707,814
4.75%, 2/15/2028	519,000	412,988
MPT Operating Partnership LP
4.63%, 8/1/2029	1,078,000	802,981
3.50%, 3/15/2031	300,000	200,909
		2,124,692
Health Care Technology — 0.2%
IQVIA, Inc. 5.00%, 10/15/2026 (a)	1,247,000	1,218,870
Hotel & Resort REITs — 0.8%
Park Intermediate Holdings LLC
7.50%, 6/1/2025 (a)	10,000	10,032
5.88%, 10/1/2028 (a)	931,000	904,960
4.88%, 5/15/2029 (a)	355,000	326,156
RHP Hotel Properties LP 4.75%, 10/15/2027	1,141,000	1,089,655
RLJ Lodging Trust LP 4.00%, 9/15/2029 (a)	736,000	642,425
Service Properties Trust
4.50%, 3/15/2025	516,000	504,136
7.50%, 9/15/2025	889,000	900,662
4.75%, 10/1/2026	97,000	89,732
4.95%, 2/15/2027	111,000	101,916
5.50%, 12/15/2027	216,000	203,341
4.38%, 2/15/2030	919,000	708,400
8.63%, 11/15/2031 (a)	411,000	434,062
XHR LP
6.38%, 8/15/2025 (a)	182,000	182,218
4.88%, 6/1/2029 (a)	653,000	603,049
		6,700,744
Hotels, Restaurants & Leisure — 8.1%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	1,375,000	1,282,572
4.38%, 1/15/2028 (a)	1,052,000	987,490
3.50%, 2/15/2029 (a)	158,000	142,453
4.00%, 10/15/2030 (a)	1,946,000	1,709,374
Affinity Interactive 6.88%, 12/15/2027 (a)	493,000	454,748
Bloomin' Brands, Inc. 5.13%, 4/15/2029 (a)	379,000	349,427
Boyd Gaming Corp. 4.75%, 12/1/2027	801,000	769,436
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	714,000	656,433
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	87

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Brinker International, Inc. 8.25%, 7/15/2030 (a)	596,000	624,614
Caesars Entertainment, Inc.
8.13%, 7/1/2027 (a)	963,000	988,795
4.63%, 10/15/2029 (a)	914,000	834,478
7.00%, 2/15/2030 (a)	1,805,000	1,849,148
Carnival Corp.
7.63%, 3/1/2026 (a)	1,433,000	1,451,644
5.75%, 3/1/2027 (a)	1,465,000	1,446,650
6.00%, 5/1/2029 (a)	139,000	135,833
7.00%, 8/15/2029 (a)	520,000	538,200
10.50%, 6/1/2030 (a)	1,286,000	1,403,067
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (a)	309,000	337,108
Carrols Restaurant Group, Inc. 5.88%, 7/1/2029 (a)	533,000	543,976
CEC Entertainment LLC 6.75%, 5/1/2026 (a)	619,000	612,889
Cedar Fair LP
5.50%, 5/1/2025 (a)	227,000	226,239
5.38%, 4/15/2027	189,000	186,979
5.25%, 7/15/2029	400,000	377,832
Churchill Downs, Inc.
5.50%, 4/1/2027 (a)	889,000	873,107
5.75%, 4/1/2030 (a)	1,398,000	1,343,276
ClubCorp Holdings, Inc. 8.50%, 9/15/2025 (a)	220,000	198,000
Dave & Buster's, Inc. 7.63%, 11/1/2025 (a)	155,000	155,405
Empire Resorts, Inc. 7.75%, 11/1/2026 (a)	470,000	432,236
Fertitta Entertainment LLC
4.63%, 1/15/2029 (a)	829,000	752,284
6.75%, 1/15/2030 (a)	262,000	231,411
Full House Resorts, Inc. 8.25%, 2/15/2028 (a)	524,000	491,365
GPS Hospitality Holding Co. LLC 7.00%, 8/15/2028 (a)	338,000	274,780
Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028 (a)	146,000	145,597
3.75%, 5/1/2029 (a)	693,000	629,471
4.88%, 1/15/2030	1,417,000	1,347,270
4.00%, 5/1/2031 (a)	352,000	312,746
3.63%, 2/15/2032 (a)	921,000	786,774
Hilton Grand Vacations Borrower Escrow LLC 5.00%, 6/1/2029 (a)	1,209,000	1,120,127
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	705,000	687,839
International Game Technology plc
6.50%, 2/15/2025 (a)	231,000	231,348
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — continued
4.13%, 4/15/2026 (a)	1,117,000	1,077,981
6.25%, 1/15/2027 (a)	393,000	394,659
IRB Holding Corp. 7.00%, 6/15/2025 (a)	452,000	452,565
Jacobs Entertainment, Inc. 6.75%, 2/15/2029 (a)	255,000	243,135
KFC Holding Co. 4.75%, 6/1/2027 (a)	823,000	802,002
Las Vegas Sands Corp.
2.90%, 6/25/2025	340,000	325,142
3.50%, 8/18/2026	234,000	220,024
3.90%, 8/8/2029	761,000	688,248
Life Time, Inc.
5.75%, 1/15/2026 (a)	1,008,000	999,540
8.00%, 4/15/2026 (a)	282,000	284,580
Light & Wonder International, Inc.
7.00%, 5/15/2028 (a)	657,000	660,103
7.25%, 11/15/2029 (a)	807,000	825,816
Lindblad Expeditions Holdings, Inc. 9.00%, 5/15/2028 (a)	9,000	9,495
Lindblad Expeditions LLC 6.75%, 2/15/2027 (a)	775,000	778,189
MajorDrive Holdings IV LLC 6.38%, 6/1/2029 (a)	533,000	459,712
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	626,000	581,759
4.50%, 6/15/2029 (a)	303,000	274,850
Merlin Entertainments Ltd. (United Kingdom) 5.75%, 6/15/2026 (a)	401,000	396,360
MGM Resorts International
5.75%, 6/15/2025	280,000	279,605
4.63%, 9/1/2026	1,010,000	979,194
5.50%, 4/15/2027	229,000	224,282
4.75%, 10/15/2028	217,000	203,684
Mohegan Tribal Gaming Authority 8.00%, 2/1/2026 (a)	1,025,000	966,062
NCL Corp. Ltd.
3.63%, 12/15/2024 (a)	88,000	86,656
5.88%, 3/15/2026 (a)	1,441,000	1,407,497
5.88%, 2/15/2027 (a)	1,219,000	1,204,764
8.38%, 2/1/2028 (a)	578,000	606,764
7.75%, 2/15/2029 (a)	249,000	255,263
Ontario Gaming GTA LP (Canada) 8.00%, 8/1/2030 (a)	563,000	574,209
Penn Entertainment, Inc. 4.13%, 7/1/2029 (a)	708,000	594,720
Premier Entertainment Sub LLC
5.63%, 9/1/2029 (a)	968,000	697,096
5.88%, 9/1/2031 (a)	287,000	203,299
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Resorts World Las Vegas LLC 4.63%, 4/16/2029 (a)	300,000	271,124
Royal Caribbean Cruises Ltd.
5.50%, 8/31/2026 (a)	1,369,000	1,353,337
5.38%, 7/15/2027 (a)	591,000	579,649
11.63%, 8/15/2027 (a)	664,000	718,215
7.50%, 10/15/2027	583,000	611,085
3.70%, 3/15/2028	567,000	523,276
8.25%, 1/15/2029 (a)	925,000	980,500
9.25%, 1/15/2029 (a)	267,000	287,210
7.25%, 1/15/2030 (a)	86,000	89,412
Scientific Games Holdings LP 6.63%, 3/1/2030 (a)	412,000	386,250
SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/2029 (a)	681,000	635,036
Six Flags Entertainment Corp.
5.50%, 4/15/2027 (a)	103,000	100,811
7.25%, 5/15/2031 (a)	726,000	730,537
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	277,000	277,643
Sizzling Platter LLC 8.50%, 11/28/2025 (a)	274,000	274,581
Speedway Motorsports LLC 4.88%, 11/1/2027 (a)	100,000	94,648
Station Casinos LLC
4.50%, 2/15/2028 (a)	944,000	880,202
4.63%, 12/1/2031 (a)	137,000	121,804
Sugarhouse HSP Gaming Prop Mezz LP 5.88%, 5/15/2025 (a)	263,000	260,347
TKC Holdings, Inc.
6.88%, 5/15/2028 (a)	408,000	381,990
10.50%, 5/15/2029 (a)	524,000	475,657
Travel + Leisure Co.
6.60%, 10/1/2025 (f)	365,000	369,101
6.63%, 7/31/2026 (a)	523,000	528,544
6.00%, 4/1/2027 (f)	643,000	640,648
4.63%, 3/1/2030 (a)	361,000	325,803
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	671,000	673,422
Viking Cruises Ltd.
6.25%, 5/15/2025 (a)	141,000	140,824
5.88%, 9/15/2027 (a)	535,000	522,962
9.13%, 7/15/2031 (a)	21,000	22,734
Viking Ocean Cruises Ship VII Ltd. 5.63%, 2/15/2029 (a)	658,000	634,970
VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	1,248,000	1,198,617
Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/2028 (a)	283,000	263,120
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — continued
Wynn Las Vegas LLC 5.25%, 5/15/2027 (a)	920,000	900,286
Wynn Resorts Finance LLC
5.13%, 10/1/2029 (a)	733,000	691,442
7.13%, 2/15/2031 (a)	20,000	20,654
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	934,000	886,048
4.63%, 1/31/2032	691,000	634,345
5.38%, 4/1/2032	101,000	96,981
6.88%, 11/15/2037	457,000	496,265
		64,759,756
Household Durables — 1.6%
Ashton Woods USA LLC
6.63%, 1/15/2028 (a)	99,000	98,394
4.63%, 4/1/2030 (a)	403,000	362,282
Beazer Homes USA, Inc.
5.88%, 10/15/2027	286,000	277,998
7.25%, 10/15/2029	270,000	270,767
Brookfield Residential Properties, Inc. (Canada)
6.25%, 9/15/2027 (a)	947,000	917,498
5.00%, 6/15/2029 (a)	114,000	102,003
4.88%, 2/15/2030 (a)	87,000	77,268
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	648,000	645,440
Century Communities, Inc.
6.75%, 6/1/2027	353,000	353,548
3.88%, 8/15/2029 (a)	677,000	597,416
Dream Finders Homes, Inc. 8.25%, 8/15/2028 (a)	100,000	103,918
Empire Communities Corp. (Canada) 7.00%, 12/15/2025 (a)	422,000	417,206
KB Home
4.80%, 11/15/2029	437,000	409,687
7.25%, 7/15/2030	319,000	327,751
4.00%, 6/15/2031	290,000	251,790
LGI Homes, Inc. 8.75%, 12/15/2028 (a)	120,000	125,775
M/I Homes, Inc.
4.95%, 2/1/2028	80,000	76,157
3.95%, 2/15/2030	140,000	124,928
Mattamy Group Corp. (Canada) 5.25%, 12/15/2027 (a)	129,000	124,370
Newell Brands, Inc.
4.88%, 6/1/2025	390,000	381,747
5.20%, 4/1/2026 (f)	1,518,000	1,474,071
6.38%, 9/15/2027	813,000	787,558
6.63%, 9/15/2029	231,000	221,117
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	89

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Household Durables — continued
6.37%, 4/1/2036 (f)	47,000	41,280
6.50%, 4/1/2046 (f)	258,000	205,837
Shea Homes LP 4.75%, 2/15/2028	315,000	300,452
SWF Escrow Issuer Corp. 6.50%, 10/1/2029 (a)	659,000	463,499
Taylor Morrison Communities, Inc.
5.88%, 6/15/2027 (a)	886,000	881,049
5.13%, 8/1/2030 (a)	260,000	245,402
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	868,000	778,026
TopBuild Corp.
3.63%, 3/15/2029 (a)	497,000	445,144
4.13%, 2/15/2032 (a)	53,000	46,419
Tri Pointe Homes, Inc. 5.70%, 6/15/2028	521,000	512,304
		12,448,101
Household Products — 0.4%
Central Garden & Pet Co.
5.13%, 2/1/2028	267,000	257,328
4.13%, 10/15/2030	585,000	519,695
4.13%, 4/30/2031 (a)	347,000	303,613
Energizer Holdings, Inc.
6.50%, 12/31/2027 (a)	349,000	346,072
4.75%, 6/15/2028 (a)	503,000	459,917
4.38%, 3/31/2029 (a)	364,000	322,497
Kronos Acquisition Holdings, Inc. (Canada)
5.00%, 12/31/2026 (a)	488,000	469,090
7.00%, 12/31/2027 (a)	438,000	422,670
Spectrum Brands, Inc. 5.00%, 10/1/2029 (a)	389,000	377,330
		3,478,212
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp.
5.25%, 6/1/2026 (a)	568,000	559,590
4.50%, 2/15/2028 (a)	1,242,000	1,169,897
5.13%, 3/15/2028 (a)	655,000	622,670
3.75%, 3/1/2031 (a)	1,036,000	888,063
Clearway Energy Operating LLC
4.75%, 3/15/2028 (a)	345,000	322,521
3.75%, 2/15/2031 (a)	1,125,000	948,673
3.75%, 1/15/2032 (a)	374,000	312,836
Talen Energy Supply LLC 8.63%, 6/1/2030 (a)	1,131,000	1,193,252
TransAlta Corp. (Canada) 6.50%, 3/15/2040	295,000	290,814
		6,308,316
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — 2.1%
Acrisure LLC
10.13%, 8/1/2026 (a)	780,000	811,203
8.25%, 2/1/2029 (a)	185,000	182,786
4.25%, 2/15/2029 (a)	402,000	356,564
6.00%, 8/1/2029 (a)	634,000	570,794
Alliant Holdings Intermediate LLC
4.25%, 10/15/2027 (a)	517,000	477,173
6.75%, 10/15/2027 (a)	675,000	655,779
6.75%, 4/15/2028 (a)	1,202,000	1,193,983
5.88%, 11/1/2029 (a)	352,000	322,217
7.00%, 1/15/2031 (a)	979,000	975,172
Assurant, Inc. (3-MONTH SOFR + 4.14%), 7.00%, 3/27/2048 (c)	279,000	282,592
AssuredPartners, Inc. 5.63%, 1/15/2029 (a)	768,000	706,425
BroadStreet Partners, Inc. 5.88%, 4/15/2029 (a)	671,000	622,391
Genworth Holdings, Inc. 6.50%, 6/15/2034	541,000	505,770
Global Atlantic Fin Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.80%), 4.70%, 10/15/2051 (a) (c)	563,000	497,103
HUB International Ltd.
5.63%, 12/1/2029 (a)	1,027,000	953,201
7.25%, 6/15/2030 (a)	2,681,000	2,734,910
7.38%, 1/31/2032 (a)	359,000	360,137
Jones Deslauriers Insurance Management, Inc. (Canada) 8.50%, 3/15/2030 (a)	436,000	453,440
Liberty Mutual Group, Inc.
7.80%, 3/15/2037 (a)	292,000	297,553
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.32%), 4.13%, 12/15/2051 (a) (c)	487,000	427,539
4.30%, 2/1/2061 (a)	732,000	465,675
NFP Corp.
4.88%, 8/15/2028 (a)	194,000	193,515
6.88%, 8/15/2028 (a)	1,118,000	1,135,462
7.50%, 10/1/2030 (a)	570,000	599,744
8.50%, 10/1/2031 (a)	181,000	199,792
Ryan Specialty LLC 4.38%, 2/1/2030 (a)	680,000	631,577
		16,612,497
Interactive Media & Services — 0.2%
Cars.com, Inc. 6.38%, 11/1/2028 (a)	225,000	216,645
Rackspace Technology Global, Inc.
3.50%, 2/15/2028 (a)	495,000	199,300
5.38%, 12/1/2028 (a)	18,000	5,241
TripAdvisor, Inc. 7.00%, 7/15/2025 (a)	295,000	295,351
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Interactive Media & Services — continued
Ziff Davis, Inc. 4.63%, 10/15/2030 (a)	727,000	651,973
ZipRecruiter, Inc. 5.00%, 1/15/2030 (a)	175,000	154,049
		1,522,559
IT Services — 0.6%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (a)	223,000	198,909
Arches Buyer, Inc. 6.13%, 12/1/2028 (a)	811,000	687,105
Cablevision Lightpath LLC
3.88%, 9/15/2027 (a)	469,000	425,119
5.63%, 9/15/2028 (a)	320,000	266,308
Conduent Business Services LLC 6.00%, 11/1/2029 (a)	519,000	476,216
Newfold Digital Holdings Group, Inc. 6.00%, 2/15/2029 (a)	472,000	369,481
Northwest Fiber LLC
4.75%, 4/30/2027 (a)	454,000	435,840
10.75%, 6/1/2028 (a)	136,000	139,849
Presidio Holdings, Inc.
4.88%, 2/1/2027 (a)	809,000	777,549
8.25%, 2/1/2028 (a)	288,000	283,994
Twilio, Inc. 3.88%, 3/15/2031	618,000	537,699
Unisys Corp. 6.88%, 11/1/2027 (a)	423,000	380,078
		4,978,147
Life Sciences Tools & Services — 0.2%
Charles River Laboratories International, Inc.
4.25%, 5/1/2028 (a)	763,000	715,618
3.75%, 3/15/2029 (a)	601,000	542,179
Fortrea Holdings, Inc. 7.50%, 7/1/2030 (a)	614,000	627,815
		1,885,612
Machinery — 1.2%
Amsted Industries, Inc. 4.63%, 5/15/2030 (a)	635,000	578,151
Calderys Financing LLC (France) 11.25%, 6/1/2028 (a)	514,000	550,290
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	1,525,000	1,573,054
Enpro, Inc. 5.75%, 10/15/2026	368,000	362,352
GrafTech Finance, Inc. 4.63%, 12/15/2028 (a)	643,000	422,653
GrafTech Global Enterprises, Inc. 9.88%, 12/15/2028 (a)	230,000	182,620
Hillenbrand, Inc.
5.75%, 6/15/2025	278,000	275,931
3.75%, 3/1/2031	422,000	359,755
Husky III Holding Ltd. (Canada) 13.00% (Cash), 2/15/2025 (a) (b)	751,000	750,437
Manitowoc Co., Inc. (The) 9.00%, 4/1/2026 (a)	47,000	46,941
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Machinery — continued
Mueller Water Products, Inc. 4.00%, 6/15/2029 (a)	329,000	299,191
OT Merger Corp. 7.88%, 10/15/2029 (a)	295,000	191,750
Park-Ohio Industries, Inc. 6.63%, 4/15/2027	373,000	341,295
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	603,000	549,354
SPX FLOW, Inc. 8.75%, 4/1/2030 (a)	622,000	609,685
Terex Corp. 5.00%, 5/15/2029 (a)	687,000	641,522
Titan International, Inc. 7.00%, 4/30/2028	643,000	638,458
TK Elevator Holdco GmbH (Germany) 7.63%, 7/15/2028 (a)	635,000	621,322
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	911,000	875,058
Werner FinCo. LP 14.50% (Blend (Cash 8.75% + PIK 5.75%)), 10/15/2028 (a) (b)	7,120	6,243
		9,876,062
Marine Transportation — 0.0% ^
Danaos Corp. (Greece) 8.50%, 3/1/2028 (a)	188,000	192,929
Media — 6.4%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028 (a)	771,000	717,608
Altice Financing SA (Luxembourg)
5.00%, 1/15/2028 (a)	729,000	644,976
5.75%, 8/15/2029 (a)	862,000	742,415
AMC Networks, Inc.
4.75%, 8/1/2025	103,000	98,229
4.25%, 2/15/2029	372,000	240,758
Beasley Mezzanine Holdings LLC 8.63%, 2/1/2026 (a)	60,000	37,708
Cable One, Inc. 4.00%, 11/15/2030 (a)	717,000	541,765
Clear Channel International BV (United Kingdom) 6.63%, 8/1/2025 (a)	478,000	478,124
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	1,415,000	1,323,083
7.50%, 6/1/2029 (a)	691,000	571,803
CMG Media Corp. 8.88%, 12/15/2027 (a)	379,000	253,275
CSC Holdings LLC
5.38%, 2/1/2028 (a)	220,000	191,759
7.50%, 4/1/2028 (a)	611,000	434,351
11.25%, 5/15/2028 (a)	428,000	441,598
6.50%, 2/1/2029 (a)	1,567,000	1,365,907
5.75%, 1/15/2030 (a)	1,150,000	676,286
4.13%, 12/1/2030 (a)	1,565,000	1,165,268
4.63%, 12/1/2030 (a)	1,631,000	907,056
3.38%, 2/15/2031 (a)	1,353,000	955,123
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	91

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
4.50%, 11/15/2031 (a)	1,687,000	1,252,597
Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (a)	445,000	275,413
Directv Financing LLC 5.88%, 8/15/2027 (a)	2,768,000	2,612,631
DISH DBS Corp.
7.75%, 7/1/2026	740,000	471,750
5.25%, 12/1/2026 (a)	1,318,000	1,052,752
7.38%, 7/1/2028	1,546,000	754,092
5.75%, 12/1/2028 (a)	1,410,000	976,425
5.13%, 6/1/2029	572,000	243,944
DISH Network Corp. 11.75%, 11/15/2027 (a)	2,180,000	2,272,821
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	67,000	60,544
GCI LLC 4.75%, 10/15/2028 (a)	227,000	203,680
Gray Television, Inc.
7.00%, 5/15/2027 (a)	551,000	497,939
4.75%, 10/15/2030 (a)	1,343,000	865,355
5.38%, 11/15/2031 (a)	225,000	145,554
iHeartCommunications, Inc.
6.38%, 5/1/2026	754,417	642,375
8.38%, 5/1/2027	482,864	289,718
5.25%, 8/15/2027 (a)	436,000	323,185
4.75%, 1/15/2028 (a)	571,000	411,120
Lamar Media Corp.
4.88%, 1/15/2029	363,000	343,943
4.00%, 2/15/2030	560,000	499,800
3.63%, 1/15/2031	372,000	321,215
LCPR Senior Secured Financing DAC
6.75%, 10/15/2027 (a)	1,293,000	1,221,885
5.13%, 7/15/2029 (a)	200,000	168,064
Liberty Interactive LLC 8.25%, 2/1/2030	541,000	353,074
McGraw-Hill Education, Inc.
5.75%, 8/1/2028 (a)	375,000	348,381
8.00%, 8/1/2029 (a)	490,000	447,125
News Corp.
3.88%, 5/15/2029 (a)	664,000	600,132
5.13%, 2/15/2032 (a)	140,000	130,424
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	895,000	848,173
4.75%, 11/1/2028 (a)	469,000	416,449
Outfront Media Capital LLC
5.00%, 8/15/2027 (a)	447,000	430,027
4.25%, 1/15/2029 (a)	928,000	833,483
7.38%, 2/15/2031 (a)	220,000	229,607
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.38%, 3/30/2062 (c)	785,000	680,988
Radiate Holdco LLC
4.50%, 9/15/2026 (a)	250,000	196,866
6.50%, 9/15/2028 (a)	995,000	478,844
Scripps Escrow II, Inc.
3.88%, 1/15/2029 (a)	392,000	310,065
5.38%, 1/15/2031 (a)	294,000	167,664
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	484,000	392,878
Sinclair Television Group, Inc.
5.50%, 3/1/2030 (a)	625,000	453,475
4.13%, 12/1/2030 (a)	459,000	335,414
Sirius XM Radio, Inc.
3.13%, 9/1/2026 (a)	1,018,000	949,214
5.00%, 8/1/2027 (a)	1,566,000	1,491,814
4.00%, 7/15/2028 (a)	607,000	546,856
5.50%, 7/1/2029 (a)	1,154,000	1,091,286
4.13%, 7/1/2030 (a)	977,000	840,570
3.88%, 9/1/2031 (a)	581,000	480,241
Spanish Broadcasting System, Inc. 9.75%, 3/1/2026 (a)	48,000	25,960
Stagwell Global LLC 5.63%, 8/15/2029 (a)	565,000	504,432
Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	603,000	582,142
Sunrise FinCo. I BV (Netherlands) 4.88%, 7/15/2031 (a)	810,000	716,850
Sunrise HoldCo IV BV (Netherlands) 5.50%, 1/15/2028 (a)	363,000	351,139
TEGNA, Inc.
4.75%, 3/15/2026 (a)	688,000	664,780
5.00%, 9/15/2029	1,353,000	1,190,640
Townsquare Media, Inc. 6.88%, 2/1/2026 (a)	697,000	672,402
Univision Communications, Inc.
8.00%, 8/15/2028 (a)	551,000	553,942
4.50%, 5/1/2029 (a)	1,079,000	946,207
7.38%, 6/30/2030 (a)	775,000	748,550
Urban One, Inc. 7.38%, 2/1/2028 (a)	643,000	551,508
Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	959,000	939,674
Virgin Media Vendor Financing Notes IV DAC (United Kingdom) 5.00%, 7/15/2028 (a)	470,000	433,570
VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	1,019,000	869,785
Ziggo Bond Co. BV (Netherlands) 5.13%, 2/28/2030 (a)	966,000	826,533
		51,325,058
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Metals & Mining — 2.2%
Arsenal AIC Parent LLC 8.00%, 10/1/2030 (a)	226,000	236,735
ATI, Inc. 5.13%, 10/1/2031	440,000	402,763
Baffinland Iron Mines Corp. (Canada) 8.75%, 7/15/2026 (a)	742,000	664,200
Big River Steel LLC 6.63%, 1/31/2029 (a)	654,000	657,894
Carpenter Technology Corp. 6.38%, 7/15/2028	454,000	452,025
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	197,000	198,481
5.88%, 6/1/2027	741,000	733,135
6.75%, 4/15/2030 (a)	635,000	630,353
4.88%, 3/1/2031 (a)	522,000	469,942
Coeur Mining, Inc. 5.13%, 2/15/2029 (a)	229,000	210,856
Commercial Metals Co.
4.13%, 1/15/2030	279,000	255,225
4.38%, 3/15/2032	115,000	102,652
Compass Minerals International, Inc. 6.75%, 12/1/2027 (a)	688,000	671,137
Constellium SE 5.63%, 6/15/2028 (a)	350,000	337,416
Eldorado Gold Corp. (Turkey) 6.25%, 9/1/2029 (a)	537,000	503,163
FMG Resources August 2006 Pty. Ltd. (Australia)
4.50%, 9/15/2027 (a)	1,228,000	1,175,457
5.88%, 4/15/2030 (a)	260,000	254,458
4.38%, 4/1/2031 (a)	250,000	224,037
6.13%, 4/15/2032 (a)	734,000	725,569
Hecla Mining Co. 7.25%, 2/15/2028	555,000	553,660
Hudbay Minerals, Inc. (Canada)
4.50%, 4/1/2026 (a)	387,000	372,930
6.13%, 4/1/2029 (a)	504,000	494,538
IAMGOLD Corp. (Burkina Faso) 5.75%, 10/15/2028 (a)	471,000	418,931
Infrabuild Australia Pty. Ltd. (Australia) 14.50%, 11/15/2028 (a)	362,000	366,246
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	371,000	342,075
Mineral Resources Ltd. (Australia)
8.13%, 5/1/2027 (a)	836,000	843,424
8.00%, 11/1/2027 (a)	757,000	771,012
8.50%, 5/1/2030 (a)	388,000	398,482
New Gold, Inc. (Canada) 7.50%, 7/15/2027 (a)	339,000	335,714
Novelis Corp.
3.25%, 11/15/2026 (a)	137,000	127,047
4.75%, 1/30/2030 (a)	1,220,000	1,114,113
3.88%, 8/15/2031 (a)	1,012,000	856,413
SunCoke Energy, Inc. 4.88%, 6/30/2029 (a)	408,000	366,180
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
Taseko Mines Ltd. (Canada) 7.00%, 2/15/2026 (a)	262,000	257,983
United States Steel Corp.
6.88%, 3/1/2029	402,000	406,617
6.65%, 6/1/2037	457,000	472,495
		17,403,358
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Apollo Commercial Real Estate Finance, Inc. 4.63%, 6/15/2029 (a)	679,000	561,656
Ladder Capital Finance Holdings LLLP
4.25%, 2/1/2027 (a)	824,000	758,218
4.75%, 6/15/2029 (a)	458,000	411,029
Rithm Capital Corp. 6.25%, 10/15/2025 (a)	40,000	39,483
Starwood Property Trust, Inc.
3.75%, 12/31/2024 (a)	380,000	372,395
3.63%, 7/15/2026 (a)	654,000	609,855
4.38%, 1/15/2027 (a)	250,000	234,375
		2,987,011
Multi-Utilities — 0.1%
Algonquin Power & Utilities Corp. (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.25%), 4.75%, 1/18/2082 (c)	764,000	661,091
Office REITs — 0.3%
Brandywine Operating Partnership LP
3.95%, 11/15/2027	635,000	558,066
4.55%, 10/1/2029	580,000	483,862
Hudson Pacific Properties LP 3.25%, 1/15/2030	1,114,000	836,334
Office Properties Income Trust
4.50%, 2/1/2025	233,000	188,730
2.65%, 6/15/2026	683,000	403,645
2.40%, 2/1/2027	53,000	27,332
3.45%, 10/15/2031	164,000	72,155
		2,570,124
Oil, Gas & Consumable Fuels — 10.6%
Aethon United BR LP 8.25%, 2/15/2026 (a)	237,000	237,981
Alliance Resource Operating Partners LP 7.50%, 5/1/2025 (a)	242,000	242,540
Antero Midstream Partners LP
5.75%, 3/1/2027 (a)	1,159,000	1,134,009
5.75%, 1/15/2028 (a)	578,000	566,633
Ascent Resources Utica Holdings LLC
7.00%, 11/1/2026 (a)	958,000	957,351
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	93

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
5.88%, 6/30/2029 (a)	337,000	313,314
Baytex Energy Corp. (Canada)
8.75%, 4/1/2027 (a)	965,000	1,001,044
8.50%, 4/30/2030 (a)	33,000	34,314
Blue Racer Midstream LLC
7.63%, 12/15/2025 (a)	498,000	502,366
6.63%, 7/15/2026 (a)	346,000	343,391
Buckeye Partners LP
4.13%, 12/1/2027	902,000	839,491
4.50%, 3/1/2028 (a)	693,000	644,288
5.85%, 11/15/2043	350,000	288,348
5.60%, 10/15/2044	67,000	52,093
California Resources Corp. 7.13%, 2/1/2026 (a)	643,000	646,389
Callon Petroleum Co.
6.38%, 7/1/2026	319,000	319,535
8.00%, 8/1/2028 (a)	632,000	660,135
7.50%, 6/15/2030 (a)	254,000	267,586
Calumet Specialty Products Partners LP
11.00%, 4/15/2025 (a)	280,000	282,134
8.13%, 1/15/2027 (a)	241,000	238,590
9.75%, 7/15/2028 (a)	358,000	354,633
Chesapeake Energy Corp.
5.50%, 2/1/2026 (a)	1,065,000	1,055,679
6.75%, 4/15/2029 (a)	373,000	374,395
Chord Energy Corp. 6.38%, 6/1/2026 (a)	23,000	23,029
Civitas Resources, Inc.
5.00%, 10/15/2026 (a)	614,000	594,932
8.63%, 11/1/2030 (a)	259,000	277,151
8.75%, 7/1/2031 (a)	1,516,000	1,612,222
CNX Midstream Partners LP 4.75%, 4/15/2030 (a)	700,000	612,398
CNX Resources Corp.
7.25%, 3/14/2027 (a)	316,000	321,641
6.00%, 1/15/2029 (a)	11,000	10,573
7.38%, 1/15/2031 (a)	651,000	656,295
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	1,107,000	1,021,140
5.88%, 1/15/2030 (a)	436,000	381,243
CQP Holdco LP 5.50%, 6/15/2031 (a)	1,311,000	1,221,394
Crescent Energy Finance LLC 9.25%, 2/15/2028 (a)	886,000	927,192
CrownRock LP
5.63%, 10/15/2025 (a)	163,000	162,193
5.00%, 5/1/2029 (a)	495,000	486,956
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
CVR Energy, Inc. 5.75%, 2/15/2028 (a)	758,000	703,583
Delek Logistics Partners LP 7.13%, 6/1/2028 (a)	621,000	594,607
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	770,000	703,584
4.38%, 6/15/2031 (a)	1,002,000	902,087
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	200,000	199,679
Endeavor Energy Resources LP 5.75%, 1/30/2028 (a)	599,000	603,852
Energean plc (Egypt) 6.50%, 4/30/2027 (a)	596,000	543,664
Energy Transfer LP
5.63%, 5/1/2027 (a)	30,000	29,731
7.38%, 2/1/2031 (a)	140,000	146,489
EnLink Midstream LLC
5.38%, 6/1/2029	1,127,000	1,092,242
6.50%, 9/1/2030 (a)	286,000	293,169
EnLink Midstream Partners LP
4.85%, 7/15/2026	688,000	670,809
5.60%, 4/1/2044	219,000	198,480
5.05%, 4/1/2045	231,000	196,472
5.45%, 6/1/2047	627,000	551,760
Enviva Partners LP 6.50%, 1/15/2026 (a)	549,000	203,422
EQM Midstream Partners LP
4.00%, 8/1/2024	239,000	237,233
6.50%, 7/1/2027 (a)	628,000	634,281
5.50%, 7/15/2028	892,000	874,841
4.50%, 1/15/2029 (a)	1,264,000	1,184,898
4.75%, 1/15/2031 (a)	779,000	724,403
6.50%, 7/15/2048	402,000	408,045
FTAI Infra Escrow Holdings LLC 10.50%, 6/1/2027 (a)	448,000	464,071
Genesis Energy LP
8.00%, 1/15/2027	1,237,000	1,245,558
8.25%, 1/15/2029	155,000	157,585
8.88%, 4/15/2030	613,000	635,557
Global Partners LP
6.88%, 1/15/2029	470,000	463,237
8.25%, 1/15/2032 (a)	681,000	698,503
Gran Tierra Energy International Holdings Ltd. (Colombia) 6.25%, 2/15/2025 (a)	219,000	204,870
Gran Tierra Energy, Inc. (Colombia) 9.50%, 10/15/2029 (a)	250,000	231,250
Gulfport Energy Corp. 8.00%, 5/17/2026	331,999	337,863
Harvest Midstream I LP 7.50%, 9/1/2028 (a)	352,000	354,843
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Hess Infrastructure Partners LP 5.63%, 2/15/2026 (a)	25,000	24,646
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	1,006,000	991,765
5.13%, 6/15/2028 (a)	822,000	789,728
5.50%, 10/15/2030 (a)	74,000	71,114
Hilcorp Energy I LP
6.25%, 11/1/2028 (a)	649,000	644,248
5.75%, 2/1/2029 (a)	282,000	272,716
6.00%, 4/15/2030 (a)	40,000	38,834
6.00%, 2/1/2031 (a)	318,000	306,656
6.25%, 4/15/2032 (a)	639,000	618,232
8.38%, 11/1/2033 (a)	532,000	571,501
Ithaca Energy North Sea plc (United Kingdom) 9.00%, 7/15/2026 (a)	637,000	641,650
ITT Holdings LLC 6.50%, 8/1/2029 (a)	619,000	549,411
Kinetik Holdings LP
6.63%, 12/15/2028 (a)	332,000	336,085
5.88%, 6/15/2030 (a)	694,000	676,243
Martin Midstream Partners LP 11.50%, 2/15/2028 (a)	546,000	573,300
Matador Resources Co. 6.88%, 4/15/2028 (a)	893,000	906,790
MEG Energy Corp. (Canada)
7.13%, 2/1/2027 (a)	185,000	187,874
5.88%, 2/1/2029 (a)	679,000	661,998
Moss Creek Resources Holdings, Inc.
7.50%, 1/15/2026 (a)	490,000	487,156
10.50%, 5/15/2027 (a)	312,000	319,717
Murphy Oil Corp.
6.38%, 7/15/2028	160,000	160,218
7.05%, 5/1/2029	63,000	65,297
5.87%, 12/1/2042 (f)	361,000	317,950
Neptune Energy Bondco plc (United Kingdom) 6.63%, 5/15/2025 (a)	643,000	641,714
New Fortress Energy, Inc.
6.75%, 9/15/2025 (a)	1,228,000	1,221,663
6.50%, 9/30/2026 (a)	909,000	877,674
NGL Energy Partners LP 7.50%, 4/15/2026	311,000	311,297
Northern Oil & Gas, Inc.
8.13%, 3/1/2028 (a)	580,000	587,325
8.75%, 6/15/2031 (a)	300,000	313,500
Northriver Midstream Finance LP (Canada) 5.63%, 2/15/2026 (a)	706,000	692,117
NuStar Logistics LP
6.00%, 6/1/2026	278,000	274,817
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
5.63%, 4/28/2027	1,142,000	1,130,249
Parkland Corp. (Canada)
5.88%, 7/15/2027 (a)	345,000	338,577
4.50%, 10/1/2029 (a)	480,000	438,600
4.63%, 5/1/2030 (a)	938,000	856,825
PBF Holding Co. LLC
6.00%, 2/15/2028	939,000	913,177
7.88%, 9/15/2030 (a)	312,000	319,700
Permian Resources Operating LLC
6.88%, 4/1/2027 (a)	586,000	584,390
8.00%, 4/15/2027 (a)	1,062,000	1,095,200
5.88%, 7/1/2029 (a)	790,000	771,955
Range Resources Corp.
8.25%, 1/15/2029	991,000	1,033,878
4.75%, 2/15/2030 (a)	324,000	300,998
Rockcliff Energy II LLC 5.50%, 10/15/2029 (a)	840,000	773,597
Rockies Express Pipeline LLC
4.95%, 7/15/2029 (a)	1,005,000	939,809
4.80%, 5/15/2030 (a)	506,000	468,683
6.88%, 4/15/2040 (a)	137,000	134,902
SM Energy Co.
5.63%, 6/1/2025	583,000	578,627
6.75%, 9/15/2026	598,000	594,659
6.63%, 1/15/2027	175,000	174,293
Southwestern Energy Co.
5.70%, 1/23/2025 (f)	615,000	611,670
8.38%, 9/15/2028	159,000	165,360
5.38%, 3/15/2030	677,000	647,063
4.75%, 2/1/2032	1,019,000	925,594
Strathcona Resources Ltd. (Canada) 6.88%, 8/1/2026 (a)	168,000	166,950
Summit Midstream Holdings LLC
5.75%, 4/15/2025	244,000	236,411
9.00%, 10/15/2026 (a) (f)	616,000	609,422
Sunnova Energy Corp.
5.88%, 9/1/2026 (a)	443,000	360,093
11.75%, 10/1/2028 (a)	135,000	113,582
Sunoco LP
6.00%, 4/15/2027	526,000	524,062
5.88%, 3/15/2028	436,000	431,317
4.50%, 5/15/2029	440,000	406,449
4.50%, 4/30/2030	1,009,000	918,070
Tallgrass Energy Partners LP
6.00%, 3/1/2027 (a)	825,000	814,275
5.50%, 1/15/2028 (a)	779,000	740,050
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	95

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
6.00%, 12/31/2030 (a)	169,000	157,158
6.00%, 9/1/2031 (a)	540,000	494,658
Teine Energy Ltd. (Canada) 6.88%, 4/15/2029 (a)	454,000	430,856
TerraForm Power Operating LLC
5.00%, 1/31/2028 (a)	806,000	761,604
4.75%, 1/15/2030 (a)	404,000	365,252
Topaz Solar Farms LLC 5.75%, 9/30/2039 (a)	217,862	216,261
TransMontaigne Partners LP 6.13%, 2/15/2026	207,000	191,069
Venture Global Calcasieu Pass LLC
3.88%, 8/15/2029 (a)	1,392,000	1,249,332
4.13%, 8/15/2031 (a)	524,000	459,893
3.88%, 11/1/2033 (a)	1,610,000	1,350,330
Venture Global LNG, Inc.
8.13%, 6/1/2028 (a)	2,111,000	2,144,579
9.50%, 2/1/2029 (a)	1,697,000	1,809,364
8.38%, 6/1/2031 (a)	1,787,000	1,807,481
9.88%, 2/1/2032 (a)	862,000	907,583
Vermilion Energy, Inc. (Canada) 6.88%, 5/1/2030 (a)	244,000	235,155
Vital Energy, Inc.
10.13%, 1/15/2028	368,000	385,158
7.75%, 7/31/2029 (a)	705,000	701,234
9.75%, 10/15/2030	141,000	151,028
W&T Offshore, Inc. 11.75%, 2/1/2026 (a)	535,000	550,351
		84,775,335
Paper & Forest Products — 0.3%
Ahlstrom Holding 3 Oy (Finland) 4.88%, 2/4/2028 (a)	227,000	206,570
Domtar Corp. 6.75%, 10/1/2028 (a)	724,000	668,829
Glatfelter Corp. 4.75%, 11/15/2029 (a)	34,000	28,603
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (a)	362,000	324,755
Mercer International, Inc. (Germany)
5.50%, 1/15/2026	210,000	202,655
5.13%, 2/1/2029	686,000	591,003
		2,022,415
Passenger Airlines — 1.5%
Air Canada (Canada) 3.88%, 8/15/2026 (a)	1,171,000	1,109,001
Allegiant Travel Co. 7.25%, 8/15/2027 (a)	569,000	553,923
American Airlines Group, Inc. 3.75%, 3/1/2025 (a)	963,000	940,823
American Airlines, Inc.
5.50%, 4/20/2026 (a)	1,379,256	1,366,614
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Passenger Airlines — continued
7.25%, 2/15/2028 (a)	819,000	825,816
5.75%, 4/20/2029 (a)	1,680,009	1,642,963
Delta Air Lines, Inc.
7.38%, 1/15/2026	413,000	425,906
4.38%, 4/19/2028	449,000	430,479
3.75%, 10/28/2029	79,000	71,805
Hawaiian Brand Intellectual Property Ltd. 5.75%, 1/20/2026 (a)	707,111	667,336
Spirit Loyalty Cayman Ltd. 8.00%, 9/20/2025 (a)	878,000	635,022
United Airlines Holdings, Inc. 4.88%, 1/15/2025	509,000	503,910
United Airlines, Inc.
4.38%, 4/15/2026 (a)	414,000	398,460
4.63%, 4/15/2029 (a)	1,568,000	1,446,331
VistaJet Malta Finance plc (Switzerland)
7.88%, 5/1/2027 (a)	648,000	548,559
9.50%, 6/1/2028 (a)	624,000	525,720
6.38%, 2/1/2030 (a)	117,000	85,410
		12,178,078
Personal Care Products — 0.4%
BellRing Brands, Inc. 7.00%, 3/15/2030 (a)	708,000	722,458
Coty, Inc.
5.00%, 4/15/2026 (a)	670,000	656,600
6.50%, 4/15/2026 (a)	164,000	163,766
6.63%, 7/15/2030 (a)	409,000	415,646
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (a)	762,000	739,140
Prestige Brands, Inc.
5.13%, 1/15/2028 (a)	264,000	255,172
3.75%, 4/1/2031 (a)	485,000	418,996
		3,371,778
Pharmaceuticals — 1.5%
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	195,000	183,321
8.50%, 1/31/2027 (a)	1,417,000	806,306
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	1,802,000	1,676,959
9.00%, 12/15/2025 (a)	673,000	640,117
6.13%, 2/1/2027 (a)	378,000	241,895
5.75%, 8/15/2027 (a)	437,000	263,324
5.00%, 1/30/2028 (a)	469,000	213,320
11.00%, 9/30/2028 (a)	737,000	495,633
5.00%, 2/15/2029 (a)	32,000	14,004
6.25%, 2/15/2029 (a)	258,000	118,032
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
5.25%, 1/30/2030 (a)	600,000	258,823
14.00%, 10/15/2030 (a)	352,000	207,007
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (a)	513,000	505,080
3.13%, 2/15/2029 (a)	793,000	765,824
Cheplapharm Arzneimittel GmbH (Germany) 5.50%, 1/15/2028 (a)	287,000	269,780
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (f)	857,000	863,389
HLF Financing SARL LLC 4.88%, 6/1/2029 (a)	419,000	299,694
Jazz Securities DAC 4.38%, 1/15/2029 (a)	650,000	598,834
Organon & Co.
4.13%, 4/30/2028 (a)	1,413,000	1,292,698
5.13%, 4/30/2031 (a)	825,000	707,124
Perrigo Finance Unlimited Co.
4.38%, 3/15/2026	738,000	712,299
4.65%, 6/15/2030 (f)	550,000	492,308
4.90%, 12/15/2044	246,000	192,030
		11,817,801
Professional Services — 0.3%
AMN Healthcare, Inc.
4.63%, 10/1/2027 (a)	406,000	382,026
4.00%, 4/15/2029 (a)	110,000	96,525
CoreLogic, Inc. 4.50%, 5/1/2028 (a)	849,000	751,900
Dun & Bradstreet Corp. (The) 5.00%, 12/15/2029 (a)	499,000	459,080
KBR, Inc. 4.75%, 9/30/2028 (a)	28,000	25,689
Science Applications International Corp. 4.88%, 4/1/2028 (a)	560,000	530,292
TriNet Group, Inc. 3.50%, 3/1/2029 (a)	514,000	455,116
		2,700,628
Real Estate Management & Development — 0.7%
Anywhere Real Estate Group LLC 7.00%, 4/15/2030 (a)	46,000	41,685
Cushman & Wakefield US Borrower LLC 6.75%, 5/15/2028 (a)	676,000	665,907
Five Point Operating Co. LP 10.50%, 1/15/2028 (a) (f)	219,132	224,095
Forestar Group, Inc.
3.85%, 5/15/2026 (a)	105,000	99,742
5.00%, 3/1/2028 (a)	65,000	61,439
Greystar Real Estate Partners LLC 7.75%, 9/1/2030 (a)	637,000	660,851
Howard Hughes Corp. (The)
5.38%, 8/1/2028 (a)	360,000	339,520
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Real Estate Management & Development — continued
4.13%, 2/1/2029 (a)	883,000	783,830
4.38%, 2/1/2031 (a)	482,000	410,612
Hunt Cos., Inc. 5.25%, 4/15/2029 (a)	712,000	651,425
Kennedy-Wilson, Inc.
4.75%, 3/1/2029	784,000	635,040
4.75%, 2/1/2030	509,000	402,746
Realogy Group LLC
5.75%, 1/15/2029 (a)	923,000	686,574
5.25%, 4/15/2030 (a)	148,000	103,664
WeWork Cos. LLC 5.00%, 7/10/2025 (a) (g)	217,000	8,138
		5,775,268
Retail REITs — 0.2%
Brookfield Property REIT, Inc.
5.75%, 5/15/2026 (a)	846,000	815,958
4.50%, 4/1/2027 (a)	466,000	409,659
		1,225,617
Semiconductors & Semiconductor Equipment — 0.4%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	489,000	491,597
ams-OSRAM AG (Austria) 12.25%, 3/30/2029 (a)	160,000	162,300
Entegris, Inc.
4.75%, 4/15/2029 (a)	1,391,000	1,311,613
3.63%, 5/1/2029 (a)	50,000	44,250
5.95%, 6/15/2030 (a)	846,000	829,549
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	53,000	48,470
Synaptics, Inc. 4.00%, 6/15/2029 (a)	446,000	399,440
		3,287,219
Software — 2.9%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	377,000	369,827
Boxer Parent Co., Inc. 7.13%, 10/2/2025 (a)	491,000	491,486
Camelot Finance SA 4.50%, 11/1/2026 (a)	295,000	281,823
Capstone Borrower, Inc. 8.00%, 6/15/2030 (a)	487,000	503,339
Central Parent LLC 8.00%, 6/15/2029 (a)	632,000	647,763
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (a)	1,356,000	1,237,805
4.88%, 7/1/2029 (a)	250,000	226,728
Cloud Software Group, Inc.
6.50%, 3/31/2029 (a)	1,832,000	1,706,065
9.00%, 9/30/2029 (a)	2,450,000	2,286,607
Consensus Cloud Solutions, Inc. 6.50%, 10/15/2028 (a)	765,000	680,559
Crowdstrike Holdings, Inc. 3.00%, 2/15/2029	927,000	818,028
Elastic NV 4.13%, 7/15/2029 (a)	631,000	566,784
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	97

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Software — continued
Fair Isaac Corp.
5.25%, 5/15/2026 (a)	427,000	422,472
4.00%, 6/15/2028 (a)	575,000	534,126
Gen Digital, Inc.
5.00%, 4/15/2025 (a)	203,000	200,970
6.75%, 9/30/2027 (a)	525,000	527,698
7.13%, 9/30/2030 (a)	918,000	937,851
GoTo Group, Inc. 5.50%, 5/1/2028 (a)	580,579	408,684
McAfee Corp. 7.38%, 2/15/2030 (a)	850,000	750,191
MicroStrategy, Inc. 6.13%, 6/15/2028 (a)	705,000	679,762
NCR Voyix Corp.
5.00%, 10/1/2028 (a)	777,000	722,128
5.13%, 4/15/2029 (a)	589,000	546,106
5.25%, 10/1/2030 (a)	508,000	458,882
Open Text Corp. (Canada)
3.88%, 2/15/2028 (a)	268,000	246,260
3.88%, 12/1/2029 (a)	562,000	496,731
Open Text Holdings, Inc. (Canada)
4.13%, 2/15/2030 (a)	549,000	484,697
4.13%, 12/1/2031 (a)	1,080,000	924,392
PTC, Inc. 4.00%, 2/15/2028 (a)	606,000	565,392
RingCentral, Inc. 8.50%, 8/15/2030 (a)	295,000	304,997
Rocket Software, Inc. 6.50%, 2/15/2029 (a)	697,000	590,042
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	1,670,000	1,626,246
Veritas US, Inc. 7.50%, 9/1/2025 (a)	1,545,000	1,416,670
ZoomInfo Technologies LLC 3.88%, 2/1/2029 (a)	388,000	347,621
		23,008,732
Specialized REITs — 0.8%
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	1,124,000	1,078,021
5.25%, 3/15/2028 (a)	260,000	250,587
5.00%, 7/15/2028 (a)	727,000	688,278
4.88%, 9/15/2029 (a)	1,028,000	955,992
5.25%, 7/15/2030 (a)	267,000	249,853
4.50%, 2/15/2031 (a)	300,000	265,481
5.63%, 7/15/2032 (a)	543,000	504,666
SBA Communications Corp.
3.88%, 2/15/2027	1,370,000	1,292,715
3.13%, 2/1/2029	952,000	842,515
		6,128,108
Specialty Retail — 3.4%
99 Escrow Issuer, Inc. 7.50%, 1/15/2026 (a)	137,000	45,191
Advance Auto Parts, Inc. 3.50%, 3/15/2032	1,148,000	962,876
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Specialty Retail — continued
Arko Corp. 5.13%, 11/15/2029 (a)	335,000	290,445
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	550,000	512,875
4.63%, 11/15/2029 (a)	949,000	864,486
5.00%, 2/15/2032 (a)	355,000	315,168
At Home Group, Inc. 4.88%, 7/15/2028 (a)	373,000	156,660
Bath & Body Works, Inc.
9.38%, 7/1/2025 (a)	539,000	561,713
6.69%, 1/15/2027	435,000	440,675
5.25%, 2/1/2028	460,000	446,616
7.50%, 6/15/2029	375,000	386,104
6.88%, 11/1/2035	857,000	857,430
6.75%, 7/1/2036	405,000	398,040
BCPE Ulysses Intermediate, Inc. 7.75% (Cash), 4/1/2027 (a) (b)	30,000	28,745
Carvana Co.
5.50%, 4/15/2027 (a)	50,000	38,820
14.00% (PIK), 6/1/2031 (a) (b)	1,545,350	1,492,720
eG Global Finance plc (United Kingdom) 12.00%, 11/30/2028 (a)	1,065,000	1,124,374
Evergreen Acqco 1 LP 9.75%, 4/26/2028 (a)	516,000	544,437
Foot Locker, Inc. 4.00%, 10/1/2029 (a)	459,000	388,424
Gap, Inc. (The)
3.63%, 10/1/2029 (a)	811,000	685,039
3.88%, 10/1/2031 (a)	460,000	371,058
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	572,000	522,123
Guitar Center, Inc. 8.50%, 1/15/2026 (a)	364,000	318,656
LBM Acquisition LLC 6.25%, 1/15/2029 (a)	903,000	813,493
LCM Investments Holdings II LLC
4.88%, 5/1/2029 (a)	345,000	309,827
8.25%, 8/1/2031 (a)	141,000	143,904
Lithia Motors, Inc.
3.88%, 6/1/2029 (a)	1,274,000	1,137,045
4.38%, 1/15/2031 (a)	243,000	215,609
LSF9 Atlantis Holdings LLC 7.75%, 2/15/2026 (a)	868,000	859,860
Michaels Cos., Inc. (The)
5.25%, 5/1/2028 (a)	415,000	322,205
7.88%, 5/1/2029 (a)	1,031,000	665,720
Murphy Oil USA, Inc.
5.63%, 5/1/2027	468,000	460,983
4.75%, 9/15/2029	282,000	262,933
3.75%, 2/15/2031 (a)	495,000	422,382
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Specialty Retail — continued
Park River Holdings, Inc.
5.63%, 2/1/2029 (a)	213,000	179,186
6.75%, 8/1/2029 (a)	106,000	90,764
Penske Automotive Group, Inc. 3.75%, 6/15/2029	992,000	878,651
PetSmart, Inc.
4.75%, 2/15/2028 (a)	1,076,000	1,008,540
7.75%, 2/15/2029 (a)	400,000	395,267
Sally Holdings LLC 5.63%, 12/1/2025	719,000	718,531
Sonic Automotive, Inc.
4.63%, 11/15/2029 (a)	706,000	623,002
4.88%, 11/15/2031 (a)	471,000	404,693
Specialty Building Products Holdings LLC 6.38%, 9/30/2026 (a)	824,000	805,906
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	834,000	777,855
6.13%, 7/1/2029 (a)	710,000	662,075
Staples, Inc.
7.50%, 4/15/2026 (a)	1,505,000	1,446,929
10.75%, 4/15/2027 (a)	652,000	596,580
Upbound Group, Inc. 6.38%, 2/15/2029 (a)	400,000	382,848
Victoria's Secret & Co. 4.63%, 7/15/2029 (a)	473,000	398,986
White Cap Buyer LLC 6.88%, 10/15/2028 (a)	296,000	288,616
White Cap Parent LLC 8.25% (Cash), 3/15/2026 (a) (b)	441,000	436,796
		27,461,861
Technology Hardware, Storage & Peripherals — 0.6%
Seagate HDD Cayman
4.88%, 6/1/2027	706,000	683,679
4.09%, 6/1/2029	1,176,000	1,073,129
8.25%, 12/15/2029 (a)	100,000	107,151
8.50%, 7/15/2031 (a)	40,000	43,249
9.63%, 12/1/2032	162,000	183,076
Western Digital Corp.
4.75%, 2/15/2026	789,000	771,101
3.10%, 2/1/2032	92,000	72,009
Xerox Corp.
4.80%, 3/1/2035	146,000	110,764
6.75%, 12/15/2039	487,000	416,565
Xerox Holdings Corp.
5.00%, 8/15/2025 (a)	713,000	701,248
5.50%, 8/15/2028 (a)	541,000	489,227
		4,651,198
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Textiles, Apparel & Luxury Goods — 0.5%
Crocs, Inc.
4.25%, 3/15/2029 (a)	717,000	643,515
4.13%, 8/15/2031 (a)	40,000	34,032
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (a)	628,000	632,817
Hanesbrands, Inc.
4.88%, 5/15/2026 (a)	321,000	309,773
9.00%, 2/15/2031 (a)	98,000	98,217
Kontoor Brands, Inc. 4.13%, 11/15/2029 (a)	150,000	134,142
Levi Strauss & Co. 3.50%, 3/1/2031 (a)	775,000	671,592
Under Armour, Inc. 3.25%, 6/15/2026	694,000	653,501
William Carter Co. (The) 5.63%, 3/15/2027 (a)	446,000	437,560
Wolverine World Wide, Inc. 4.00%, 8/15/2029 (a)	529,000	423,861
		4,039,010
Tobacco — 0.2%
Turning Point Brands, Inc. 5.63%, 2/15/2026 (a)	102,000	99,976
Vector Group Ltd.
10.50%, 11/1/2026 (a)	238,000	239,488
5.75%, 2/1/2029 (a)	1,091,000	999,489
		1,338,953
Trading Companies & Distributors — 1.6%
Alta Equipment Group, Inc. 5.63%, 4/15/2026 (a)	70,000	67,692
Beacon Roofing Supply, Inc.
4.50%, 11/15/2026 (a)	410,000	395,355
4.13%, 5/15/2029 (a)	380,000	341,756
6.50%, 8/1/2030 (a)	405,000	407,193
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (a)	565,000	539,151
Boise Cascade Co. 4.88%, 7/1/2030 (a)	438,000	404,155
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/1/2025 (a)	878,000	878,425
5.50%, 5/1/2028 (a)	915,000	876,077
Foundation Building Materials, Inc. 6.00%, 3/1/2029 (a)	225,000	196,331
H&E Equipment Services, Inc. 3.88%, 12/15/2028 (a)	874,000	788,643
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	1,038,000	1,015,887
Imola Merger Corp. 4.75%, 5/15/2029 (a)	1,693,000	1,568,734
United Rentals North America, Inc.
5.50%, 5/15/2027	693,000	688,385
3.88%, 11/15/2027	507,000	477,412
4.88%, 1/15/2028	1,394,000	1,345,622
5.25%, 1/15/2030	976,000	945,006
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	99

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Trading Companies & Distributors — continued
3.75%, 1/15/2032	723,000	625,645
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	80,000	80,478
7.25%, 6/15/2028 (a)	913,000	933,028
		12,574,975
Wireless Telecommunication Services — 1.1%
Altice France Holding SA (Luxembourg)
10.50%, 5/15/2027 (a)	1,581,000	1,032,811
6.00%, 2/15/2028 (a)	205,000	103,473
Connect Finco SARL (United Kingdom) 6.75%, 10/1/2026 (a)	1,283,000	1,258,851
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	389,000	332,350
6.63%, 8/1/2026	793,000	522,603
Millicom International Cellular SA (Guatemala) 4.50%, 4/27/2031 (a)	559,000	482,808
Rogers Communications, Inc. (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.59%), 5.25%, 3/15/2082 (a) (c)	619,000	590,974
United States Cellular Corp. 6.70%, 12/15/2033	665,000	654,300
Vmed O2 UK Financing I plc (United Kingdom)
4.25%, 1/31/2031 (a)	529,000	448,620
4.75%, 7/15/2031 (a)	500,000	432,363
Vodafone Group plc (United Kingdom)
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (c)	1,754,000	1,797,370
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.45%), 3.25%, 6/4/2081 (c)	174,000	161,483
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.07%), 5.13%, 6/4/2081 (c)	981,000	726,699
		8,544,705
Total Corporate Bonds (Cost $791,306,293)		783,536,577
	SHARES
Common Stocks — 0.0% ^
Financial Services — 0.0% ^
Mallinckrodt plc (Luxembourg) ‡	739	28,311
INVESTMENTS	SHARES	VALUE($)

Software — 0.0% ^
Cwt Travel Group, Inc. ‡ *	1,455	7,275
Total Common Stocks (Cost $65,231)		35,586
Short-Term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (h) (i) (Cost $7,787,177)	7,787,177	7,787,177
Total Investments — 98.9% (Cost $799,158,701)		791,359,340
Other Assets Less Liabilities — 1.1%		8,919,844
NET ASSETS — 100.0%		800,279,184

Percentages indicated are based on net assets.

Abbreviations
CME	Chicago Mercantile Exchange
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(d)	Security is an interest bearing note with preferred security characteristics.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Exchange-Traded Funds	February 29, 2024

(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 29, 2024.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(g)	Defaulted security.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	101

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 98.1%
Aerospace & Defense — 3.1%
Boeing Co. (The)
4.88%, 5/1/2025	55,000	54,520
3.60%, 5/1/2034	230,000	193,934
3.55%, 3/1/2038	15,000	11,592
5.81%, 5/1/2050	29,000	27,871
General Dynamics Corp.
3.25%, 4/1/2025	98,000	95,947
4.25%, 4/1/2040	53,000	47,251
2.85%, 6/1/2041	2,000	1,448
3.60%, 11/15/2042	50,000	40,249
4.25%, 4/1/2050	12,000	10,329
Hexcel Corp. 4.20%, 2/15/2027 (a)	5,000	4,760
Huntington Ingalls Industries, Inc. 4.20%, 5/1/2030	152,000	142,903
L3Harris Technologies, Inc.
4.40%, 6/15/2028	150,000	145,702
2.90%, 12/15/2029	12,000	10,635
Lockheed Martin Corp.
3.55%, 1/15/2026	54,000	52,612
4.50%, 5/15/2036	27,000	25,540
5.72%, 6/1/2040 (a)	85,000	89,236
4.15%, 6/15/2053	48,000	39,764
5.90%, 11/15/2063	32,000	34,708
Northrop Grumman Corp.
3.25%, 1/15/2028	90,000	84,394
3.85%, 4/15/2045	68,000	53,974
4.03%, 10/15/2047	41,000	33,012
RTX Corp.
3.13%, 5/4/2027	146,000	137,788
4.13%, 11/16/2028	34,000	32,654
4.45%, 11/16/2038	40,000	35,522
Textron, Inc.
3.88%, 3/1/2025	12,000	11,811
3.38%, 3/1/2028	35,000	32,806
		1,450,962
Air Freight & Logistics — 0.4%
FedEx Corp.
2.40%, 5/15/2031	93,000	77,675
4.05%, 2/15/2048	6,000	4,717
United Parcel Service, Inc.
4.25%, 3/15/2049	98,000	84,227
5.30%, 4/1/2050	18,000	18,049
		184,668
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Automobile Components — 0.1%
Lear Corp. 3.50%, 5/30/2030	28,000	25,022
Automobiles — 0.7%
Ford Motor Co.
6.63%, 10/1/2028	55,000	57,453
6.10%, 8/19/2032	28,000	27,923
4.75%, 1/15/2043	49,000	39,720
General Motors Co.
6.13%, 10/1/2025	116,000	116,958
5.00%, 4/1/2035	15,000	14,024
5.40%, 4/1/2048	10,000	8,969
5.95%, 4/1/2049	64,000	61,503
Toyota Motor Corp. (Japan) 1.34%, 3/25/2026	22,000	20,424
		346,974
Banks — 16.6%
Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00%), 4.18%, 3/24/2028 (b)	200,000	191,456
Bank of America Corp.
4.25%, 10/22/2026	16,000	15,647
(SOFR + 1.29%), 5.08%, 1/20/2027 (b)	44,000	43,718
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (b)	85,000	78,916
(3-MONTH CME TERM SOFR + 1.32%), 3.56%, 4/23/2027 (b)	47,000	45,202
(SOFR + 1.34%), 5.93%, 9/15/2027 (b)	2,000	2,028
Series L, 4.18%, 11/25/2027	213,000	205,684
(SOFR + 1.05%), 2.55%, 2/4/2028 (b)	266,000	246,004
(SOFR + 2.04%), 4.95%, 7/22/2028 (b)	47,000	46,527
(3-MONTH CME TERM SOFR + 1.30%), 3.42%, 12/20/2028 (b)	105,000	98,120
(3-MONTH CME TERM SOFR + 1.44%), 3.19%, 7/23/2030 (b)	75,000	67,480
(3-MONTH CME TERM SOFR + 1.25%), 2.50%, 2/13/2031 (b)	237,000	202,048
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (b)	36,000	30,113
(SOFR + 1.32%), 2.69%, 4/22/2032 (b)	237,000	198,365
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.48%, 9/21/2036 (b)	101,000	79,773
(3-MONTH CME TERM SOFR + 2.25%), 4.44%, 1/20/2048 (b)	50,000	43,014
(3-MONTH CME TERM SOFR + 3.41%), 4.08%, 3/20/2051 (b)	35,000	28,265
Bank of Montreal (Canada) (SOFR + 0.60%), 0.95%, 1/22/2027 (b)	90,000	83,040
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Bank of Nova Scotia (The) (Canada)
4.85%, 2/1/2030	45,000	44,388
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 4.59%, 5/4/2037 (b) (c)	16,000	14,321
Barclays plc (United Kingdom)
4.38%, 1/12/2026	200,000	195,881
(SOFR + 2.21%), 5.83%, 5/9/2027 (b)	200,000	200,407
Canadian Imperial Bank of Commerce (Canada)
5.14%, 4/28/2025	135,000	134,540
6.09%, 10/3/2033	48,000	49,845
Citibank NA 5.86%, 9/29/2025	250,000	252,973
Citigroup, Inc.
3.20%, 10/21/2026	197,000	187,098
(SOFR + 1.89%), 4.66%, 5/24/2028 (b)	50,000	49,088
(SOFR + 1.42%), 2.98%, 11/5/2030 (b)	179,000	157,909
(SOFR + 1.15%), 2.67%, 1/29/2031 (b)	137,000	117,466
(SOFR + 3.91%), 4.41%, 3/31/2031 (b)	179,000	169,128
4.75%, 5/18/2046	30,000	26,240
Citizens Financial Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 5.64%, 5/21/2037 (b)	23,000	21,055
Cooperatieve Rabobank UA (Netherlands) 5.25%, 5/24/2041	150,000	151,553
Fifth Third Bancorp
(SOFRINDX + 2.19%), 6.36%, 10/27/2028 (b)	116,000	118,207
8.25%, 3/1/2038	35,000	41,379
HSBC Holdings plc (United Kingdom)
(SOFR + 1.10%), 2.25%, 11/22/2027 (b)	214,000	195,883
(SOFR + 1.29%), 2.21%, 8/17/2029 (b)	200,000	173,635
(SOFR + 2.87%), 5.40%, 8/11/2033 (b)	271,000	266,270
6.80%, 6/1/2038	149,000	156,427
6.10%, 1/14/2042	32,000	34,966
Huntington Bancshares, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.17%), 2.49%, 8/15/2036 (b)	45,000	33,963
KeyCorp (SOFRINDX + 2.06%), 4.79%, 6/1/2033 (b)	88,000	79,475
Lloyds Banking Group plc (United Kingdom) 4.55%, 8/16/2028	200,000	194,041
M&T Bank Corp. (SOFR + 1.85%), 5.05%, 1/27/2034 (b)	48,000	44,118
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.78%, 3/2/2025	17,000	16,725
3.96%, 3/2/2028	50,000	48,160
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
4.05%, 9/11/2028	5,000	4,839
3.74%, 3/7/2029	210,000	198,274
Mizuho Financial Group, Inc. (Japan) 4.02%, 3/5/2028	200,000	192,275
PNC Financial Services Group, Inc. (The)
3.15%, 5/19/2027	96,000	90,354
3.45%, 4/23/2029	261,000	241,001
Regions Financial Corp.
2.25%, 5/18/2025	2,000	1,915
7.38%, 12/10/2037	25,000	28,109
Royal Bank of Canada (Canada)
3.38%, 4/14/2025	98,000	95,975
5.00%, 2/1/2033	128,000	125,814
5.00%, 5/2/2033	105,000	103,390
Santander Holdings USA, Inc.
4.50%, 7/17/2025	91,000	89,210
4.40%, 7/13/2027	93,000	89,128
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.78%, 3/9/2026	75,000	72,951
3.35%, 10/18/2027	39,000	36,785
3.94%, 7/19/2028	5,000	4,785
4.31%, 10/16/2028	12,000	11,740
2.14%, 9/23/2030 (c)	31,000	25,460
Toronto-Dominion Bank (The) (Canada) 3.77%, 6/6/2025	248,000	243,579
Truist Financial Corp.
(SOFR + 1.46%), 4.26%, 7/28/2026 (b)	54,000	52,895
3.88%, 3/19/2029	21,000	19,339
US Bancorp
(SOFR + 2.11%), 4.97%, 7/22/2033 (b)	55,000	51,466
(SOFR + 1.60%), 4.84%, 2/1/2034 (b)	21,000	19,765
Wells Fargo & Co.
(SOFR + 1.98%), 4.81%, 7/25/2028 (b)	20,000	19,646
(SOFR + 1.74%), 5.57%, 7/25/2029 (b)	28,000	28,195
(3-MONTH CME TERM SOFR + 1.43%), 2.88%, 10/30/2030 (b)	249,000	218,186
(SOFR + 2.02%), 5.39%, 4/24/2034 (b)	32,000	31,480
(SOFR + 1.99%), 5.56%, 7/25/2034 (b)	82,000	81,687
(SOFR + 2.06%), 6.49%, 10/23/2034 (b)	217,000	230,792
5.38%, 2/7/2035	79,000	79,732
5.38%, 11/2/2043	221,000	210,882
5.61%, 1/15/2044	109,000	105,986
4.75%, 12/7/2046	18,000	15,557
(SOFR + 2.13%), 4.61%, 4/25/2053 (b)	33,000	28,793
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	103

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Westpac Banking Corp. (Australia)
3.74%, 8/26/2025	38,000	37,263
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (b) (c)	27,000	24,663
4.42%, 7/24/2039 (c)	115,000	99,549
		7,892,001
Beverages — 2.0%
Anheuser-Busch Cos. LLC (Belgium)
4.70%, 2/1/2036	76,000	72,735
4.90%, 2/1/2046	144,000	134,414
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.70%, 2/1/2036	55,000	52,436
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.90%, 1/23/2031	16,000	16,083
4.60%, 4/15/2048	105,000	94,318
4.75%, 4/15/2058	53,000	47,680
5.80%, 1/23/2059	55,000	58,084
Coca-Cola Co. (The) 1.65%, 6/1/2030	66,000	55,122
Constellation Brands, Inc.
5.00%, 2/2/2026	80,000	79,498
3.15%, 8/1/2029	66,000	59,878
Keurig Dr. Pepper, Inc.
3.80%, 5/1/2050	20,000	15,211
3.35%, 3/15/2051	90,000	62,571
Molson Coors Beverage Co. 4.20%, 7/15/2046	46,000	37,476
PepsiCo, Inc.
4.55%, 2/13/2026	2,000	1,988
2.85%, 2/24/2026	2,000	1,924
2.75%, 3/19/2030	18,000	16,057
4.25%, 10/22/2044	129,000	111,853
2.75%, 10/21/2051	77,000	50,596
		967,924
Biotechnology — 2.1%
AbbVie, Inc.
3.60%, 5/14/2025	47,000	46,057
2.95%, 11/21/2026	273,000	258,884
4.30%, 5/14/2036	86,000	80,060
Amgen, Inc.
5.51%, 3/2/2026	2,000	1,998
2.45%, 2/21/2030	75,000	65,198
4.20%, 3/1/2033	24,000	22,221
5.25%, 3/2/2033	15,000	14,955
2.80%, 8/15/2041	102,000	72,629
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Biotechnology — continued
5.65%, 6/15/2042	41,000	41,314
5.60%, 3/2/2043	10,000	10,033
4.40%, 2/22/2062	74,000	59,458
Biogen, Inc. 3.15%, 5/1/2050	125,000	82,540
Gilead Sciences, Inc.
3.65%, 3/1/2026	206,000	200,070
4.15%, 3/1/2047	71,000	58,585
		1,014,002
Broadline Retail — 1.2%
Alibaba Group Holding Ltd. (China) 2.13%, 2/9/2031	200,000	165,437
Amazon.com, Inc.
1.00%, 5/12/2026	62,000	57,064
3.30%, 4/13/2027	21,000	20,129
1.50%, 6/3/2030	3,000	2,481
4.80%, 12/5/2034	95,000	94,973
3.88%, 8/22/2037	150,000	134,086
4.10%, 4/13/2062	51,000	42,152
eBay, Inc. 4.00%, 7/15/2042	59,000	46,806
		563,128
Building Products — 0.1%
Carrier Global Corp. 3.58%, 4/5/2050	15,000	11,054
Masco Corp. 2.00%, 10/1/2030	51,000	41,496
		52,550
Capital Markets — 7.0%
Ares Capital Corp. 3.88%, 1/15/2026	2,000	1,919
Bank of New York Mellon Corp. (The)
1.60%, 4/24/2025	42,000	40,348
(SOFR + 1.76%), 4.60%, 7/26/2030 (b)	1,000	977
BlackRock, Inc.
1.90%, 1/28/2031	169,000	139,843
4.75%, 5/25/2033	27,000	26,481
Blue Owl Capital Corp. II 8.45%, 11/15/2026 (d)	12,000	12,306
Blue Owl Capital Corp. III 3.13%, 4/13/2027	61,000	55,072
Blue Owl Credit Income Corp. 5.50%, 3/21/2025	2,000	1,982
Brookfield Finance, Inc. (Canada) 4.85%, 3/29/2029	120,000	118,280
Charles Schwab Corp. (The) (SOFR + 2.50%), 5.85%, 5/19/2034 (b)	5,000	5,075
CME Group, Inc. 4.15%, 6/15/2048	44,000	37,771
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	41,000	45,753
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (b)	151,000	141,580
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
FS KKR Capital Corp. 3.25%, 7/15/2027	22,000	19,976
Goldman Sachs Group, Inc. (The)
3.50%, 4/1/2025	72,000	70,512
3.85%, 1/26/2027	51,000	49,277
(SOFR + 0.82%), 1.54%, 9/10/2027 (b)	20,000	18,179
(SOFR + 1.85%), 3.62%, 3/15/2028 (b)	125,000	119,194
(3-MONTH CME TERM SOFR + 1.56%), 4.22%, 5/1/2029 (b)	100,000	95,885
3.80%, 3/15/2030	363,000	337,514
(SOFR + 1.25%), 2.38%, 7/21/2032 (b)	18,000	14,647
6.13%, 2/15/2033	41,000	43,968
Hercules Capital, Inc. 3.38%, 1/20/2027	47,000	42,621
Intercontinental Exchange, Inc.
4.25%, 9/21/2048	75,000	63,476
5.20%, 6/15/2062	63,000	60,544
Moody's Corp. 3.75%, 2/25/2052	11,000	8,513
Morgan Stanley
4.00%, 7/23/2025	96,000	94,359
(SOFR + 1.77%), 6.14%, 10/16/2026 (b)	18,000	18,213
3.63%, 1/20/2027	105,000	101,234
3.95%, 4/23/2027	118,000	113,573
(SOFR + 0.88%), 1.59%, 5/4/2027 (b)	88,000	81,131
(SOFR + 1.61%), 4.21%, 4/20/2028 (b)	10,000	9,678
(3-MONTH CME TERM SOFR + 1.40%), 3.77%, 1/24/2029 (b)	254,000	240,062
(SOFR + 3.12%), 3.62%, 4/1/2031 (b)	61,000	55,391
(SOFR + 1.03%), 1.79%, 2/13/2032 (b)	5,000	3,959
7.25%, 4/1/2032	82,000	93,445
(SOFR + 1.29%), 2.94%, 1/21/2033 (b)	15,000	12,583
(SOFR + 1.36%), 2.48%, 9/16/2036 (b)	49,000	38,506
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (b)	10,000	9,970
3.97%, 7/22/2038 (e)	153,000	130,427
(SOFR + 1.43%), 2.80%, 1/25/2052 (b)	2,000	1,286
Nomura Holdings, Inc. (Japan) 2.33%, 1/22/2027	200,000	183,276
Northern Trust Corp.
3.15%, 5/3/2029	24,000	22,213
6.13%, 11/2/2032	57,000	59,870
Prospect Capital Corp.
3.71%, 1/22/2026	56,000	52,783
3.36%, 11/15/2026	66,000	59,552
S&P Global, Inc. 3.70%, 3/1/2052	68,000	52,578
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
State Street Corp.
(SOFR + 1.72%), 5.82%, 11/4/2028 (b)	31,000	31,714
(SOFR + 1.00%), 2.62%, 2/7/2033 (b)	41,000	34,031
(SOFR + 1.49%), 3.03%, 11/1/2034 (b)	26,000	22,935
UBS AG (Switzerland) 5.80%, 9/11/2025	215,000	216,520
		3,310,982
Chemicals — 1.5%
Albemarle Corp.
4.65%, 6/1/2027	89,000	87,433
5.05%, 6/1/2032	60,000	56,966
Celanese US Holdings LLC
6.05%, 3/15/2025	65,000	65,150
6.33%, 7/15/2029	33,000	33,912
Dow Chemical Co. (The) 6.90%, 5/15/2053	27,000	30,860
Eastman Chemical Co. 4.65%, 10/15/2044	65,000	54,938
Ecolab, Inc. 2.75%, 8/18/2055	27,000	16,782
FMC Corp. 4.50%, 10/1/2049	18,000	13,379
International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	90,000	86,942
Nutrien Ltd. (Canada) 5.88%, 12/1/2036	28,000	28,654
RPM International, Inc. 3.75%, 3/15/2027	66,000	62,974
Sherwin-Williams Co. (The) 2.95%, 8/15/2029	167,000	150,186
		688,176
Commercial Services & Supplies — 0.1%
Cintas Corp. No. 2 4.00%, 5/1/2032	5,000	4,683
Republic Services, Inc. 6.20%, 3/1/2040	53,000	57,743
Veralto Corp. 5.50%, 9/18/2026 (d)	2,000	2,009
		64,435
Communications Equipment — 0.4%
Cisco Systems, Inc.
2.50%, 9/20/2026	98,000	92,479
5.90%, 2/15/2039	91,000	97,655
Nokia OYJ (Finland) 6.63%, 5/15/2039	15,000	14,474
		204,608
Construction & Engineering — 0.1%
Quanta Services, Inc.
2.90%, 10/1/2030	50,000	43,350
2.35%, 1/15/2032	22,000	17,610
		60,960
Construction Materials — 0.1%
Martin Marietta Materials, Inc. 3.20%, 7/15/2051	36,000	24,918
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	105

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Finance — 3.2%
AerCap Ireland Capital DAC (Ireland) 1.75%, 1/30/2026	150,000	139,352
Ally Financial, Inc. 4.75%, 6/9/2027	90,000	87,389
American Express Co.
4.20%, 11/6/2025	70,000	69,049
4.90%, 2/13/2026	2,000	1,993
2.55%, 3/4/2027	4,000	3,716
American Honda Finance Corp.
1.00%, 9/10/2025	63,000	59,204
5.80%, 10/3/2025	50,000	50,490
Capital One Financial Corp.
3.75%, 7/28/2026	164,000	157,397
(SOFR + 2.60%), 5.25%, 7/26/2030 (b)	90,000	87,753
(SOFR + 1.34%), 2.36%, 7/29/2032 (b)	6,000	4,521
Caterpillar Financial Services Corp.
1.45%, 5/15/2025	23,000	21,996
1.10%, 9/14/2027	5,000	4,406
Discover Financial Services (SOFRINDX + 3.37%), 7.96%, 11/2/2034 (b)	62,000	69,483
Ford Motor Credit Co. LLC 4.54%, 8/1/2026	229,000	221,933
General Motors Financial Co., Inc.
1.50%, 6/10/2026	82,000	75,117
3.60%, 6/21/2030	106,000	95,064
John Deere Capital Corp.
3.40%, 9/11/2025	37,000	36,128
0.70%, 1/15/2026	21,000	19,440
PACCAR Financial Corp. 2.85%, 4/7/2025	10,000	9,765
Synchrony Financial
4.88%, 6/13/2025	19,000	18,696
3.95%, 12/1/2027	55,000	50,942
5.15%, 3/19/2029	14,000	13,355
Toyota Motor Credit Corp.
3.65%, 8/18/2025	118,000	115,617
1.65%, 1/10/2031	114,000	92,499
		1,505,305
Consumer Staples Distribution & Retail — 1.0%
Dollar General Corp. 5.50%, 11/1/2052	28,000	26,386
Kroger Co. (The) 5.40%, 1/15/2049	37,000	36,083
Sysco Corp. 6.60%, 4/1/2050	38,000	42,909
Target Corp.
3.38%, 4/15/2029	196,000	183,697
4.00%, 7/1/2042	17,000	14,629
Walmart, Inc.
4.00%, 4/15/2026	20,000	19,692
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Staples Distribution & Retail — continued
7.55%, 2/15/2030	12,000	13,882
5.25%, 9/1/2035	82,000	84,876
2.50%, 9/22/2041	67,000	47,250
		469,404
Containers & Packaging — 0.3%
International Paper Co. 6.00%, 11/15/2041	99,000	101,971
Sonoco Products Co. 5.75%, 11/1/2040	14,000	14,083
WRKCo, Inc. 4.90%, 3/15/2029	10,000	9,901
		125,955
Diversified Consumer Services — 0.2%
Duke University
Series 2020, 2.68%, 10/1/2044	40,000	29,213
Series 2020, 2.83%, 10/1/2055	8,000	5,433
Georgetown University (The) Series A, 5.22%, 10/1/2118	5,000	4,628
Johns Hopkins University Series 2013, 4.08%, 7/1/2053	11,000	9,651
Northwestern University Series 2020, 2.64%, 12/1/2050	13,000	8,585
President and Fellows of Harvard College 3.30%, 7/15/2056	48,000	35,552
University of Southern California 3.03%, 10/1/2039	9,000	7,112
		100,174
Diversified REITs — 0.8%
American Assets Trust LP 3.38%, 2/1/2031	24,000	19,413
Simon Property Group LP
2.45%, 9/13/2029	62,000	54,014
2.20%, 2/1/2031	100,000	81,977
2.65%, 2/1/2032	129,000	107,155
Store Capital LLC
4.50%, 3/15/2028	37,000	34,764
2.75%, 11/18/2030	10,000	7,916
VICI Properties LP
4.95%, 2/15/2030	44,000	41,996
5.63%, 5/15/2052	15,000	13,523
		360,758
Diversified Telecommunication Services — 2.4%
AT&T, Inc.
3.80%, 2/15/2027	165,000	158,983
1.65%, 2/1/2028	87,000	76,561
2.55%, 12/1/2033	99,000	78,065
6.38%, 3/1/2041	12,000	12,626
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
4.50%, 3/9/2048	90,000	75,197
3.55%, 9/15/2055	193,000	131,491
3.65%, 9/15/2059	30,000	20,329
3.50%, 2/1/2061	72,000	48,056
Deutsche Telekom International Finance BV (Germany) 9.25%, 6/1/2032	10,000	12,620
Orange SA (France) 5.38%, 1/13/2042	5,000	4,918
Telefonica Emisiones SA (Spain) 7.05%, 6/20/2036	86,000	94,756
Verizon Communications, Inc.
2.10%, 3/22/2028	29,000	25,821
4.02%, 12/3/2029	10,000	9,492
1.50%, 9/18/2030	135,000	108,310
3.40%, 3/22/2041	202,000	154,684
2.85%, 9/3/2041	50,000	35,218
4.75%, 11/1/2041	85,000	78,222
3.70%, 3/22/2061	23,000	16,360
		1,141,709
Electric Utilities — 6.3%
AEP Texas, Inc. 3.45%, 5/15/2051	79,000	54,423
AEP Transmission Co. LLC
4.25%, 9/15/2048	141,000	116,232
Series M, 3.65%, 4/1/2050	128,000	96,146
Alabama Power Co.
3.94%, 9/1/2032	64,000	58,960
Series A, 4.30%, 7/15/2048	46,000	38,414
Baltimore Gas and Electric Co. 3.20%, 9/15/2049	38,000	26,045
Commonwealth Edison Co.
4.00%, 3/1/2049	5,000	3,968
3.00%, 3/1/2050	9,000	5,930
Connecticut Light and Power Co. (The) Series A, 4.15%, 6/1/2045	29,000	24,467
Dominion Energy South Carolina, Inc. 5.10%, 6/1/2065	19,000	17,493
DTE Electric Co. Series C, 2.63%, 3/1/2031	41,000	35,213
Duke Energy Carolinas LLC 3.70%, 12/1/2047	36,000	26,821
Duke Energy Corp.
2.65%, 9/1/2026	69,000	64,940
3.75%, 9/1/2046	188,000	139,808
3.95%, 8/15/2047	27,000	20,493
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (b)	33,000	27,972
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	14,000	9,692
Duke Energy Ohio, Inc. 4.30%, 2/1/2049	18,000	14,712
Emera US Finance LP (Canada) 2.64%, 6/15/2031	7,000	5,635
Entergy Corp. 0.90%, 9/15/2025	59,000	55,173
Entergy Louisiana LLC 4.00%, 3/15/2033	141,000	128,108
Evergy, Inc. 2.90%, 9/15/2029	88,000	77,989
Eversource Energy
4.75%, 5/15/2026	69,000	68,124
Series R, 1.65%, 8/15/2030	106,000	84,345
5.13%, 5/15/2033	42,000	40,573
Exelon Corp.
2.75%, 3/15/2027	81,000	75,373
4.95%, 6/15/2035	6,000	5,606
Florida Power & Light Co.
2.85%, 4/1/2025	76,000	74,095
Series A, 3.30%, 5/30/2027	10,000	9,468
5.63%, 4/1/2034	19,000	19,861
5.69%, 3/1/2040	64,000	65,573
3.95%, 3/1/2048	40,000	32,375
Fortis, Inc. (Canada) 3.06%, 10/4/2026	80,000	75,526
Georgia Power Co.
4.30%, 3/15/2043	24,000	20,156
Series B, 3.70%, 1/30/2050	39,000	29,528
Idaho Power Co. 5.50%, 3/15/2053	41,000	40,321
MidAmerican Energy Co. 4.25%, 5/1/2046	126,000	105,639
NextEra Energy Capital Holdings, Inc.
4.45%, 6/20/2025	2,000	1,974
1.90%, 6/15/2028	217,000	190,059
5.25%, 2/28/2053	22,000	20,428
Oncor Electric Delivery Co. LLC
3.80%, 9/30/2047	50,000	38,573
4.10%, 11/15/2048	26,000	21,306
Pacific Gas and Electric Co.
3.00%, 6/15/2028	25,000	22,684
2.50%, 2/1/2031	10,000	8,201
3.25%, 6/1/2031	127,000	108,813
4.50%, 7/1/2040	47,000	39,486
4.60%, 6/15/2043	34,000	27,869
4.95%, 7/1/2050	3,000	2,548
6.75%, 1/15/2053	5,000	5,359
PacifiCorp
7.70%, 11/15/2031	29,000	33,216
5.45%, 2/15/2034	3,000	2,959
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	107

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
5.75%, 4/1/2037	23,000	22,863
6.00%, 1/15/2039	11,000	11,295
3.30%, 3/15/2051	55,000	36,068
PECO Energy Co. 5.95%, 10/1/2036	5,000	5,289
PPL Electric Utilities Corp. 5.00%, 5/15/2033	48,000	47,726
Public Service Co. of Colorado
Series 17, 6.25%, 9/1/2037	16,000	16,971
4.05%, 9/15/2049	19,000	14,820
Public Service Electric and Gas Co.
3.10%, 3/15/2032	45,000	39,170
3.15%, 1/1/2050	113,000	78,526
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	26,000	24,115
Series D, 4.70%, 6/1/2027	27,000	26,690
6.00%, 1/15/2034	1,000	1,042
Series C, 3.60%, 2/1/2045	22,000	16,286
Southern Co. (The)
5.15%, 10/6/2025	186,000	185,708
4.25%, 7/1/2036	38,000	33,557
Union Electric Co. 5.45%, 3/15/2053	5,000	4,894
Virginia Electric and Power Co.
Series C, 4.00%, 11/15/2046	20,000	15,857
4.60%, 12/1/2048	112,000	96,922
		2,996,471
Electrical Equipment — 0.3%
Emerson Electric Co. 2.20%, 12/21/2031	19,000	15,742
Regal Rexnord Corp. 6.05%, 4/15/2028 (d)	50,000	50,289
Rockwell Automation, Inc. 2.80%, 8/15/2061	125,000	74,692
		140,723
Electronic Equipment, Instruments & Components — 0.4%
Arrow Electronics, Inc. 6.13%, 3/1/2026	10,000	9,999
Corning, Inc.
4.75%, 3/15/2042	149,000	133,486
5.45%, 11/15/2079	18,000	16,624
Keysight Technologies, Inc. 4.60%, 4/6/2027	9,000	8,856
Vontier Corp. 2.95%, 4/1/2031	22,000	18,110
		187,075
Energy Equipment & Services — 0.0% ^
Halliburton Co. 4.85%, 11/15/2035	10,000	9,621
Entertainment — 0.9%
TWDC Enterprises 18 Corp. 7.00%, 3/1/2032	67,000	75,799
Walt Disney Co. (The)
2.65%, 1/13/2031	175,000	152,023
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Entertainment — continued
3.50%, 5/13/2040	178,000	142,893
Warnermedia Holdings, Inc.
6.41%, 3/15/2026	20,000	19,992
5.39%, 3/15/2062	39,000	31,392
		422,099
Financial Services — 1.6%
Berkshire Hathaway, Inc. 3.13%, 3/15/2026	124,000	119,863
Corebridge Financial, Inc.
4.40%, 4/5/2052	5,000	4,019
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.88%, 12/15/2052 (b)	15,000	14,984
Equitable Holdings, Inc.
4.35%, 4/20/2028	75,000	72,260
5.00%, 4/20/2048	15,000	13,603
Fidelity National Information Services, Inc.
5.10%, 7/15/2032	10,000	9,994
3.10%, 3/1/2041	124,000	89,279
Fiserv, Inc. 4.40%, 7/1/2049	10,000	8,363
Mastercard, Inc.
2.00%, 3/3/2025	4,000	3,877
4.85%, 3/9/2033	30,000	29,960
3.85%, 3/26/2050	75,000	61,922
National Rural Utilities Cooperative Finance Corp. (3-MONTH SOFR + 3.63%), 5.25%, 4/20/2046 (b)	30,000	29,101
ORIX Corp. (Japan) 5.20%, 9/13/2032	28,000	28,295
PayPal Holdings, Inc. 5.25%, 6/1/2062	10,000	9,309
Shell International Finance BV (Netherlands)
3.25%, 5/11/2025	141,000	137,896
3.13%, 11/7/2049	26,000	18,079
3.00%, 11/26/2051	7,000	4,691
Visa, Inc. 0.75%, 8/15/2027	72,000	63,221
Voya Financial, Inc. (3-MONTH SOFR + 2.08%), 4.70%, 1/23/2048 (b)	19,000	15,972
		734,688
Food Products — 1.3%
Archer-Daniels-Midland Co. 3.75%, 9/15/2047	122,000	92,620
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	60,000	51,048
Conagra Brands, Inc. 5.40%, 11/1/2048	28,000	25,841
Hershey Co. (The) 0.90%, 6/1/2025	93,000	88,365
J M Smucker Co. (The) 3.50%, 3/15/2025	3,000	2,940
Kraft Heinz Foods Co.
3.00%, 6/1/2026	134,000	127,855
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food Products — continued
5.50%, 6/1/2050	18,000	17,519
Pilgrim's Pride Corp.
4.25%, 4/15/2031	38,000	33,951
6.25%, 7/1/2033	2,000	2,025
6.88%, 5/15/2034	13,000	13,687
Tyson Foods, Inc.
3.55%, 6/2/2027	142,000	134,611
5.10%, 9/28/2048	42,000	37,037
		627,499
Gas Utilities — 0.4%
Atmos Energy Corp.
1.50%, 1/15/2031	38,000	30,224
4.13%, 3/15/2049	32,000	26,346
5.75%, 10/15/2052	10,000	10,468
Piedmont Natural Gas Co., Inc. 5.05%, 5/15/2052	28,000	25,230
Southern California Gas Co. Series VV, 4.30%, 1/15/2049	58,000	47,541
Washington Gas Light Co.
Series K, 3.80%, 9/15/2046	34,000	25,084
3.65%, 9/15/2049	22,000	16,214
		181,107
Ground Transportation — 1.6%
Burlington Northern Santa Fe LLC 4.45%, 1/15/2053	78,000	68,368
Canadian National Railway Co. (Canada) 4.40%, 8/5/2052	10,000	8,807
Canadian Pacific Railway Co. (Canada)
1.75%, 12/2/2026	77,000	70,595
2.45%, 12/2/2031	24,000	21,317
3.00%, 12/2/2041	40,000	33,711
4.30%, 5/15/2043	59,000	50,465
4.70%, 5/1/2048	23,000	20,225
6.13%, 9/15/2115	4,000	4,204
CSX Corp.
3.95%, 5/1/2050	141,000	112,676
4.65%, 3/1/2068	44,000	37,815
Norfolk Southern Corp.
4.15%, 2/28/2048	68,000	56,201
3.70%, 3/15/2053	9,000	6,692
5.10%, 8/1/2118	20,000	17,376
4.10%, 5/15/2121	5,000	3,608
Ryder System, Inc. 2.85%, 3/1/2027	153,000	143,077
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ground Transportation — continued
Union Pacific Corp.
4.75%, 2/21/2026	26,000	25,939
4.50%, 9/10/2048	17,000	14,906
3.88%, 2/1/2055	83,000	64,418
2.97%, 9/16/2062	6,000	3,711
		764,111
Health Care Equipment & Supplies — 1.3%
Abbott Laboratories
3.75%, 11/30/2026	2,000	1,949
4.75%, 4/15/2043	11,000	10,530
4.90%, 11/30/2046	80,000	77,117
Baxter International, Inc.
1.73%, 4/1/2031	3,000	2,367
3.13%, 12/1/2051	81,000	52,678
Becton Dickinson & Co.
2.82%, 5/20/2030	35,000	30,697
4.69%, 12/15/2044	20,000	17,946
Boston Scientific Corp. 4.70%, 3/1/2049	33,000	30,214
DENTSPLY SIRONA, Inc. 3.25%, 6/1/2030	3,000	2,615
DH Europe Finance II SARL 2.60%, 11/15/2029	59,000	52,397
GE HealthCare Technologies, Inc. 5.65%, 11/15/2027	171,000	173,618
Medtronic, Inc.
4.38%, 3/15/2035	58,000	54,684
4.63%, 3/15/2045	10,000	9,259
Stryker Corp.
1.15%, 6/15/2025	3,000	2,846
3.50%, 3/15/2026	36,000	34,907
4.38%, 5/15/2044	51,000	44,892
		598,716
Health Care Providers & Services — 4.1%
Aetna, Inc. 3.88%, 8/15/2047	15,000	11,148
Ascension Health
3.95%, 11/15/2046	53,000	44,419
4.85%, 11/15/2053	1,000	955
Centene Corp. 3.00%, 10/15/2030	24,000	20,497
Cigna Group (The)
4.13%, 11/15/2025	161,000	158,271
2.40%, 3/15/2030	99,000	84,872
4.80%, 8/15/2038	64,000	59,355
4.90%, 12/15/2048	3,000	2,695
CommonSpirit Health 6.07%, 11/1/2027	113,000	115,801
CVS Health Corp.
4.10%, 3/25/2025	37,000	36,543
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	109

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
3.75%, 4/1/2030	117,000	107,957
6.13%, 9/15/2039	11,000	11,298
5.05%, 3/25/2048	79,000	70,582
5.63%, 2/21/2053	140,000	134,408
6.00%, 6/1/2063	5,000	5,007
Elevance Health, Inc.
2.25%, 5/15/2030	38,000	32,281
4.55%, 5/15/2052	62,000	53,772
6.10%, 10/15/2052	10,000	10,727
HCA, Inc.
5.25%, 4/15/2025	134,000	133,401
4.13%, 6/15/2029	11,000	10,345
5.50%, 6/1/2033	17,000	16,883
5.13%, 6/15/2039	15,000	13,945
5.25%, 6/15/2049	22,000	19,708
3.50%, 7/15/2051	4,000	2,700
4.63%, 3/15/2052	15,000	12,275
Humana, Inc.
4.50%, 4/1/2025	111,000	109,850
4.80%, 3/15/2047	26,000	22,652
New York and Presbyterian Hospital (The) Series 2019, 3.95%, 8/1/2119	10,000	7,257
Providence St. Joseph Health Obligated Group Series A, 3.93%, 10/1/2048	40,000	30,916
Quest Diagnostics, Inc.
3.50%, 3/30/2025	24,000	23,562
2.80%, 6/30/2031	115,000	98,152
SSM Health Care Corp. Series A, 3.82%, 6/1/2027	76,000	72,915
UnitedHealth Group, Inc.
3.75%, 7/15/2025	147,000	144,271
5.80%, 3/15/2036	6,000	6,343
6.63%, 11/15/2037	32,000	36,052
3.50%, 8/15/2039	146,000	117,993
4.63%, 11/15/2041	65,000	59,333
3.13%, 5/15/2060	67,000	43,830
6.05%, 2/15/2063	8,000	8,682
		1,951,653
Health Care REITs — 0.2%
Healthpeak OP LLC 2.88%, 1/15/2031	68,000	57,828
Sabra Health Care LP 3.90%, 10/15/2029	21,000	18,705
Ventas Realty LP 4.38%, 2/1/2045	3,000	2,375
Welltower OP LLC 4.95%, 9/1/2048	26,000	23,379
		102,287
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — 1.0%
Booking Holdings, Inc. 3.65%, 3/15/2025	7,000	6,883
Choice Hotels International, Inc. 3.70%, 1/15/2031	49,000	42,101
Expedia Group, Inc.
4.63%, 8/1/2027	5,000	4,893
3.25%, 2/15/2030	60,000	53,467
Hyatt Hotels Corp. 4.38%, 9/15/2028	3,000	2,879
McDonald's Corp.
1.45%, 9/1/2025	30,000	28,397
2.13%, 3/1/2030	50,000	42,782
4.60%, 9/9/2032	9,000	8,787
3.63%, 5/1/2043	81,000	63,791
5.15%, 9/9/2052	35,000	33,239
Starbucks Corp.
3.80%, 8/15/2025	24,000	23,503
3.00%, 2/14/2032	162,000	140,351
4.50%, 11/15/2048	28,000	24,199
3.35%, 3/12/2050	16,000	11,293
		486,565
Household Durables — 0.9%
DR Horton, Inc. 1.40%, 10/15/2027	90,000	79,388
Leggett & Platt, Inc. 3.50%, 11/15/2051	19,000	13,100
Lennar Corp.
4.75%, 5/30/2025	11,000	10,894
4.75%, 11/29/2027	121,000	119,065
Mohawk Industries, Inc. 3.63%, 5/15/2030	150,000	136,492
Toll Brothers Finance Corp. 4.88%, 11/15/2025	46,000	45,459
Whirlpool Corp. 4.60%, 5/15/2050	55,000	44,284
		448,682
Household Products — 0.4%
Colgate-Palmolive Co.
4.80%, 3/2/2026	12,000	12,029
4.00%, 8/15/2045	25,000	21,885
Kimberly-Clark Corp. 6.63%, 8/1/2037	107,000	123,270
Procter & Gamble Co. (The)
2.85%, 8/11/2027	12,000	11,324
3.50%, 10/25/2047	47,000	37,780
		206,288
Industrial Conglomerates — 0.5%
3M Co. 3.38%, 3/1/2029	131,000	120,641
GE Capital Funding LLC 4.55%, 5/15/2032	50,000	48,021
Honeywell International, Inc. 5.70%, 3/15/2036	80,000	84,471
		253,133
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Industrial REITs — 0.2%
Prologis LP 3.00%, 4/15/2050	67,000	45,308
Rexford Industrial Realty LP 2.13%, 12/1/2030	70,000	56,678
		101,986
Insurance — 2.5%
ACE Capital Trust II 9.70%, 4/1/2030	10,000	11,747
Aflac, Inc. 3.60%, 4/1/2030	100,000	92,696
Alleghany Corp. 3.25%, 8/15/2051	36,000	25,113
Allstate Corp. (The)
5.25%, 3/30/2033	99,000	98,613
(3-MONTH SOFR + 2.12%), 6.50%, 5/15/2057 (b)	10,000	10,067
American International Group, Inc. 3.88%, 1/15/2035	6,000	5,279
Aon Corp.
4.50%, 12/15/2028	9,000	8,787
6.25%, 9/30/2040	10,000	10,594
Arch Capital Group Ltd. 3.64%, 6/30/2050	64,000	47,146
Assured Guaranty US Holdings, Inc. 6.13%, 9/15/2028	42,000	43,336
AXIS Specialty Finance LLC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.90%, 1/15/2040 (b)	11,000	9,708
Berkshire Hathaway Finance Corp.
5.75%, 1/15/2040	22,000	23,655
2.85%, 10/15/2050	113,000	74,551
3.85%, 3/15/2052	10,000	7,927
Brighthouse Financial, Inc. 3.85%, 12/22/2051	66,000	42,750
Chubb INA Holdings, Inc.
6.70%, 5/15/2036	11,000	12,509
3.05%, 12/15/2061	5,000	3,319
Cincinnati Financial Corp. 6.13%, 11/1/2034	30,000	31,340
Enstar Finance LLC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.01%), 5.50%, 1/15/2042 (b)	2,000	1,819
Hartford Financial Services Group, Inc. (The) 2.90%, 9/15/2051	71,000	45,504
Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (b)	47,000	44,795
Markel Group, Inc. 3.35%, 9/17/2029	32,000	28,827
Marsh & McLennan Cos., Inc.
3.50%, 3/10/2025	34,000	33,394
6.25%, 11/1/2052	10,000	11,051
MetLife, Inc.
10.75%, 8/1/2039	11,000	14,973
5.25%, 1/15/2054	26,000	25,139
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
Principal Financial Group, Inc.
3.70%, 5/15/2029	90,000	83,954
5.50%, 3/15/2053	5,000	4,888
Progressive Corp. (The) 4.13%, 4/15/2047	56,000	47,029
Prudential Financial, Inc.
3.94%, 12/7/2049	41,000	32,134
3.70%, 3/13/2051	41,000	31,128
Selective Insurance Group, Inc. 5.38%, 3/1/2049	18,000	17,040
Transatlantic Holdings, Inc. 8.00%, 11/30/2039	22,000	28,110
Travelers Cos., Inc. (The) 4.10%, 3/4/2049	15,000	12,607
Travelers Property Casualty Corp. 6.38%, 3/15/2033	109,000	120,962
Willis North America, Inc. 3.88%, 9/15/2049	33,000	24,465
WR Berkley Corp. 4.75%, 8/1/2044	7,000	6,072
		1,173,028
Interactive Media & Services — 0.9%
Alphabet, Inc.
1.90%, 8/15/2040	100,000	66,129
2.05%, 8/15/2050	26,000	15,357
2.25%, 8/15/2060	141,000	80,948
Meta Platforms, Inc.
3.50%, 8/15/2027	22,000	21,093
4.80%, 5/15/2030	176,000	175,959
4.65%, 8/15/2062	77,000	67,915
		427,401
IT Services — 0.6%
International Business Machines Corp.
4.00%, 7/27/2025	180,000	177,227
6.22%, 8/1/2027	41,000	42,773
5.88%, 11/29/2032	22,000	23,291
7.13%, 12/1/2096	24,000	30,138
VeriSign, Inc. 2.70%, 6/15/2031	41,000	34,081
		307,510
Leisure Products — 0.2%
Brunswick Corp. 5.10%, 4/1/2052	20,000	15,808
Hasbro, Inc. 3.90%, 11/19/2029	64,000	58,725
		74,533
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc. 2.30%, 3/12/2031	58,000	48,391
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	111

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Machinery — 0.5%
Caterpillar, Inc.
6.05%, 8/15/2036	21,000	23,005
4.75%, 5/15/2064	16,000	14,468
CNH Industrial Capital LLC 3.95%, 5/23/2025	7,000	6,868
Deere & Co. 2.88%, 9/7/2049	33,000	22,964
Illinois Tool Works, Inc. 2.65%, 11/15/2026	160,000	152,113
Otis Worldwide Corp. 3.36%, 2/15/2050	5,000	3,616
Snap-on, Inc. 4.10%, 3/1/2048	40,000	33,383
		256,417
Media — 2.3%
Charter Communications Operating LLC
5.38%, 5/1/2047	30,000	23,604
4.80%, 3/1/2050	31,000	22,398
3.85%, 4/1/2061	107,000	62,005
4.40%, 12/1/2061	28,000	17,969
5.50%, 4/1/2063	52,000	39,948
Comcast Corp.
5.25%, 11/7/2025	140,000	140,611
7.05%, 3/15/2033	81,000	91,044
6.55%, 7/1/2039	37,000	40,668
3.75%, 4/1/2040	57,000	46,584
4.00%, 11/1/2049	228,000	180,319
2.89%, 11/1/2051	22,000	13,937
Discovery Communications LLC
3.95%, 3/20/2028	104,000	97,230
3.63%, 5/15/2030	10,000	8,788
5.30%, 5/15/2049	14,000	11,418
4.65%, 5/15/2050	75,000	56,942
4.00%, 9/15/2055	40,000	26,478
Fox Corp. 5.58%, 1/25/2049	10,000	9,144
Paramount Global
4.95%, 1/15/2031	5,000	4,378
4.20%, 5/19/2032	139,000	113,280
5.25%, 4/1/2044	13,000	9,583
4.95%, 5/19/2050	11,000	7,880
Time Warner Cable LLC
6.55%, 5/1/2037	47,000	44,122
5.88%, 11/15/2040	19,000	16,335
		1,084,665
Metals & Mining — 0.7%
ArcelorMittal SA (Luxembourg) 6.75%, 3/1/2041 (a)	56,000	57,458
BHP Billiton Finance USA Ltd. (Australia)
5.10%, 9/8/2028	2,000	2,012
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
5.25%, 9/8/2033	2,000	2,008
Kinross Gold Corp. (Canada) 4.50%, 7/15/2027	85,000	82,607
Rio Tinto Finance USA plc (Australia) 5.13%, 3/9/2053	18,000	17,297
Southern Copper Corp. (Mexico)
5.25%, 11/8/2042	35,000	32,918
5.88%, 4/23/2045	53,000	52,720
Teck Resources Ltd. (Canada) 5.40%, 2/1/2043	25,000	23,167
Vale Overseas Ltd. (Brazil)
3.75%, 7/8/2030	31,000	27,893
6.88%, 11/10/2039	42,000	44,910
		342,990
Multi-Utilities — 1.8%
Ameren Corp. 3.50%, 1/15/2031	30,000	27,026
Berkshire Hathaway Energy Co. 6.13%, 4/1/2036	50,000	52,724
Black Hills Corp. 6.15%, 5/15/2034	12,000	12,326
CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (b)	50,000	45,622
Consolidated Edison Co. of New York, Inc.
Series 20B, 3.95%, 4/1/2050	76,000	60,848
3.20%, 12/1/2051	64,000	43,330
3.70%, 11/15/2059	72,000	51,247
Consumers Energy Co.
4.63%, 5/15/2033	85,000	82,178
3.95%, 7/15/2047	85,000	69,040
Dominion Energy, Inc.
Series A, 3.30%, 3/15/2025	106,000	103,588
3.90%, 10/1/2025	8,000	7,813
National Grid plc (United Kingdom) 5.81%, 6/12/2033	41,000	41,432
NiSource, Inc.
0.95%, 8/15/2025	39,000	36,605
3.49%, 5/15/2027	22,000	20,916
3.60%, 5/1/2030	11,000	10,069
5.00%, 6/15/2052	13,000	11,750
San Diego Gas & Electric Co.
2.95%, 8/15/2051	46,000	30,509
3.70%, 3/15/2052	1,000	741
Southern Co. Gas Capital Corp. 4.40%, 5/30/2047	10,000	8,115
WEC Energy Group, Inc.
5.00%, 9/27/2025	43,000	42,796
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multi-Utilities — continued
4.75%, 1/15/2028	1,000	988
2.20%, 12/15/2028	125,000	109,755
		869,418
Office REITs — 0.6%
Alexandria Real Estate Equities, Inc. 2.95%, 3/15/2034	52,000	41,920
Boston Properties LP 2.75%, 10/1/2026	130,000	120,353
COPT Defense Properties LP 2.75%, 4/15/2031	89,000	71,787
Kilroy Realty LP
4.38%, 10/1/2025	19,000	18,519
4.25%, 8/15/2029	5,000	4,562
Piedmont Operating Partnership LP
9.25%, 7/20/2028	12,000	12,649
3.15%, 8/15/2030	5,000	3,836
		273,626
Oil, Gas & Consumable Fuels — 6.5%
Apache Corp. 4.25%, 1/15/2030	36,000	33,079
BP Capital Markets America, Inc.
3.02%, 1/16/2027	4,000	3,800
4.23%, 11/6/2028	144,000	140,132
3.00%, 3/17/2052	58,000	38,491
3.38%, 2/8/2061	67,000	45,093
BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	37,000	35,031
Cenovus Energy, Inc. (Canada) 4.25%, 4/15/2027	10,000	9,684
Cheniere Energy, Inc. 4.63%, 10/15/2028	100,000	96,046
Chevron Corp. 2.95%, 5/16/2026	79,000	75,877
Chevron USA, Inc. 0.69%, 8/12/2025	48,000	45,149
Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	41,000	40,401
ConocoPhillips Co.
4.03%, 3/15/2062	73,000	56,550
5.70%, 9/15/2063	30,000	30,648
Devon Energy Corp.
5.60%, 7/15/2041	132,000	124,382
5.00%, 6/15/2045	10,000	8,625
Diamondback Energy, Inc.
3.25%, 12/1/2026	74,000	70,730
3.50%, 12/1/2029	4,000	3,672
Enbridge Energy Partners LP Series B, 7.50%, 4/15/2038	23,000	26,583
Enbridge, Inc. (Canada) 2.50%, 8/1/2033	67,000	52,945
Energy Transfer LP
5.75%, 4/1/2025	76,000	75,864
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
4.95%, 5/15/2028	49,000	48,349
3.75%, 5/15/2030	27,000	24,634
5.40%, 10/1/2047	96,000	86,819
5.00%, 5/15/2050	11,000	9,485
Enterprise Products Operating LLC
4.85%, 8/15/2042	43,000	39,333
3.20%, 2/15/2052	10,000	6,827
3.95%, 1/31/2060	35,000	26,473
Series E, (3-MONTH CME TERM SOFR + 3.29%), 5.25%, 8/16/2077 (b)	28,000	26,621
EQT Corp. 7.00%, 2/1/2030 (a)	48,000	50,843
Exxon Mobil Corp.
3.04%, 3/1/2026	2,000	1,932
2.44%, 8/16/2029	118,000	105,399
4.23%, 3/19/2040	166,000	148,863
3.10%, 8/16/2049	61,000	42,635
3.45%, 4/15/2051	17,000	12,603
Hess Corp.
4.30%, 4/1/2027	83,000	80,840
7.88%, 10/1/2029	10,000	11,213
5.80%, 4/1/2047	45,000	45,639
Kinder Morgan, Inc.
4.30%, 6/1/2025	46,000	45,326
1.75%, 11/15/2026	12,000	10,956
Marathon Oil Corp.
4.40%, 7/15/2027	90,000	87,399
6.60%, 10/1/2037	36,000	37,557
Marathon Petroleum Corp. 5.00%, 9/15/2054	58,000	49,841
MPLX LP
5.20%, 12/1/2047	9,000	8,015
4.95%, 3/14/2052	84,000	72,341
4.90%, 4/15/2058	16,000	13,247
Occidental Petroleum Corp. 4.40%, 4/15/2046	21,000	16,849
ONEOK, Inc.
4.95%, 7/13/2047	81,000	69,727
5.20%, 7/15/2048	70,000	63,197
Ovintiv, Inc. 6.50%, 8/15/2034	14,000	14,665
Phillips 66 4.88%, 11/15/2044	10,000	9,128
Plains All American Pipeline LP 6.65%, 1/15/2037	10,000	10,553
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	123,000	122,850
4.20%, 3/15/2028	59,000	56,929
Suncor Energy, Inc. (Canada) 3.75%, 3/4/2051	28,000	20,315
Targa Resources Corp. 6.50%, 2/15/2053	15,000	15,790
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	113

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP 4.88%, 2/1/2031	25,000	23,724
TotalEnergies Capital International SA (France)
2.83%, 1/10/2030	151,000	135,641
3.39%, 6/29/2060	77,000	53,220
TransCanada PipeLines Ltd. (Canada)
4.63%, 3/1/2034	1,000	927
6.20%, 10/15/2037	11,000	11,317
6.10%, 6/1/2040	55,000	56,183
4.88%, 5/15/2048	10,000	8,723
Transcontinental Gas Pipe Line Co. LLC 4.60%, 3/15/2048	150,000	131,161
Valero Energy Corp.
3.40%, 9/15/2026	42,000	40,156
3.65%, 12/1/2051	40,000	28,153
Western Midstream Operating LP
4.50%, 3/1/2028	42,000	40,223
5.30%, 3/1/2048	2,000	1,725
5.25%, 2/1/2050 (a)	35,000	31,007
		3,068,135
Paper & Forest Products — 0.1%
Suzano Austria GmbH (Brazil) 3.75%, 1/15/2031	65,000	56,792
Personal Care Products — 0.7%
Estee Lauder Cos., Inc. (The)
3.15%, 3/15/2027	105,000	100,016
6.00%, 5/15/2037	19,000	20,248
Kenvue, Inc.
4.90%, 3/22/2033	133,000	131,499
5.10%, 3/22/2043	61,000	59,427
		311,190
Pharmaceuticals — 2.9%
AstraZeneca plc (United Kingdom)
3.38%, 11/16/2025	62,000	60,302
6.45%, 9/15/2037	24,000	27,027
4.38%, 11/16/2045	68,000	60,111
3.00%, 5/28/2051	51,000	35,267
Bristol-Myers Squibb Co.
2.90%, 7/26/2024	68,000	67,286
5.90%, 11/15/2033	66,000	69,883
4.35%, 11/15/2047	13,000	11,042
3.90%, 3/15/2062	10,000	7,457
Eli Lilly & Co.
3.38%, 3/15/2029	90,000	84,796
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pharmaceuticals — continued
4.15%, 3/15/2059	33,000	27,748
2.50%, 9/15/2060	6,000	3,491
GlaxoSmithKline Capital, Inc. (United Kingdom)
6.38%, 5/15/2038	26,000	29,151
4.20%, 3/18/2043	21,000	18,451
Johnson & Johnson
4.38%, 12/5/2033	27,000	26,667
5.95%, 8/15/2037	62,000	68,349
3.40%, 1/15/2038	116,000	98,412
2.45%, 9/1/2060	57,000	33,566
Merck & Co., Inc.
0.75%, 2/24/2026	2,000	1,849
6.50%, 12/1/2033 (a)	8,000	9,018
3.60%, 9/15/2042	85,000	68,799
2.90%, 12/10/2061	133,000	82,378
Merck Sharp & Dohme Corp. 5.95%, 12/1/2028	30,000	31,472
Novartis Capital Corp. (Switzerland) 3.00%, 11/20/2025	112,000	108,505
Pfizer, Inc.
0.80%, 5/28/2025	5,000	4,746
2.75%, 6/3/2026	59,000	56,437
4.00%, 12/15/2036	5,000	4,491
4.10%, 9/15/2038	40,000	35,543
Royalty Pharma plc
3.55%, 9/2/2050	51,000	34,715
3.35%, 9/2/2051	2,000	1,299
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	20,000	19,056
Wyeth LLC
6.50%, 2/1/2034	87,000	95,762
6.00%, 2/15/2036	91,000	97,315
		1,380,391
Professional Services — 0.4%
Automatic Data Processing, Inc. 3.38%, 9/15/2025	2,000	1,954
Equifax, Inc. 2.35%, 9/15/2031	151,000	123,303
Jacobs Engineering Group, Inc. 5.90%, 3/1/2033	41,000	40,993
		166,250
Residential REITs — 0.1%
American Homes 4 Rent LP 3.38%, 7/15/2051	10,000	6,608
Camden Property Trust 2.80%, 5/15/2030	60,000	52,724
UDR, Inc. 3.00%, 8/15/2031	11,000	9,437
		68,769
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Retail REITs — 0.6%
Brixmor Operating Partnership LP 4.05%, 7/1/2030	60,000	55,098
Kimco Realty OP LLC 2.25%, 12/1/2031	10,000	7,962
NNN REIT, Inc. 3.00%, 4/15/2052	46,000	29,313
Realty Income Corp.
4.85%, 3/15/2030	138,000	135,271
3.20%, 2/15/2031	29,000	25,336
4.65%, 3/15/2047	10,000	8,722
		261,702
Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc. 3.50%, 12/5/2026	5,000	4,829
Broadcom Corp. 3.88%, 1/15/2027	72,000	69,604
Broadcom, Inc.
1.95%, 2/15/2028 (d)	183,000	162,427
2.45%, 2/15/2031 (d)	2,000	1,665
4.15%, 4/15/2032 (d)	2,000	1,836
4.30%, 11/15/2032	2,000	1,852
4.93%, 5/15/2037 (d)	142,000	132,310
Intel Corp.
3.40%, 3/25/2025	23,000	22,556
3.90%, 3/25/2030	4,000	3,761
4.25%, 12/15/2042	129,000	109,977
5.63%, 2/10/2043	10,000	10,164
4.90%, 7/29/2045	39,000	36,890
KLA Corp. 4.10%, 3/15/2029	86,000	83,408
Micron Technology, Inc. 5.88%, 9/15/2033	48,000	48,922
NVIDIA Corp. 2.00%, 6/15/2031	123,000	102,754
NXP BV (China)
5.55%, 12/1/2028	40,000	40,441
3.25%, 5/11/2041	42,000	30,865
QUALCOMM, Inc. 3.25%, 5/20/2027	161,000	153,502
Texas Instruments, Inc.
1.38%, 3/12/2025	17,000	16,352
1.75%, 5/4/2030	23,000	19,247
4.10%, 8/16/2052	55,000	46,020
5.00%, 3/14/2053	5,000	4,830
5.05%, 5/18/2063	4,000	3,826
		1,108,038
Software — 1.8%
Microsoft Corp.
3.13%, 11/3/2025	19,000	18,468
3.30%, 2/6/2027	6,000	5,796
1.35%, 9/15/2030 (d)	15,000	12,276
4.10%, 2/6/2037	146,000	137,550
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Software — continued
5.20%, 6/1/2039	77,000	81,327
Oracle Corp.
2.50%, 4/1/2025	121,000	117,193
2.95%, 5/15/2025	8,000	7,764
2.65%, 7/15/2026	27,000	25,431
2.30%, 3/25/2028	30,000	26,877
3.90%, 5/15/2035	57,000	48,927
3.85%, 7/15/2036	242,000	203,432
6.50%, 4/15/2038	15,000	16,020
3.60%, 4/1/2050	27,000	19,003
3.95%, 3/25/2051	73,000	54,409
3.85%, 4/1/2060	4,000	2,779
4.10%, 3/25/2061	69,000	50,503
Salesforce, Inc. 3.05%, 7/15/2061	10,000	6,431
		834,186
Specialized REITs — 1.4%
American Tower Corp. 2.10%, 6/15/2030	258,000	212,356
Crown Castle, Inc.
1.35%, 7/15/2025	25,000	23,653
3.65%, 9/1/2027	33,000	31,144
3.10%, 11/15/2029	12,000	10,618
5.20%, 2/15/2049	32,000	28,944
EPR Properties 4.50%, 6/1/2027	16,000	15,121
Equinix, Inc.
1.25%, 7/15/2025	81,000	76,422
3.20%, 11/18/2029	128,000	115,039
Public Storage Operating Co.
1.50%, 11/9/2026	61,000	55,714
2.25%, 11/9/2031	45,000	37,104
Weyerhaeuser Co. 4.00%, 3/9/2052	46,000	36,059
		642,174
Specialty Retail — 1.2%
Home Depot, Inc. (The)
2.70%, 4/15/2030	273,000	241,503
5.88%, 12/16/2036	20,000	21,305
4.20%, 4/1/2043	46,000	39,622
2.75%, 9/15/2051	57,000	36,299
Lowe's Cos., Inc.
3.10%, 5/3/2027	82,000	77,492
4.05%, 5/3/2047	66,000	52,286
4.45%, 4/1/2062	43,000	34,377
5.85%, 4/1/2063	20,000	20,178
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	115

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Specialty Retail — continued
O'Reilly Automotive, Inc.
4.35%, 6/1/2028	44,000	42,871
4.20%, 4/1/2030	19,000	18,035
		583,968
Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.
0.70%, 2/8/2026	104,000	96,137
2.90%, 9/12/2027	27,000	25,466
3.00%, 11/13/2027	7,000	6,621
1.20%, 2/8/2028	5,000	4,394
1.40%, 8/5/2028	50,000	43,700
4.15%, 5/10/2030	63,000	61,852
1.65%, 2/8/2031	29,000	23,879
4.50%, 2/23/2036	43,000	42,261
3.45%, 2/9/2045	29,000	23,035
4.65%, 2/23/2046	153,000	144,589
4.10%, 8/8/2062	14,000	11,728
Dell International LLC
6.02%, 6/15/2026	80,000	80,882
6.10%, 7/15/2027	50,000	51,298
5.30%, 10/1/2029	40,000	40,076
6.20%, 7/15/2030	2,000	2,093
8.10%, 7/15/2036	46,000	55,123
HP, Inc.
4.00%, 4/15/2029	192,000	182,849
6.00%, 9/15/2041	7,000	7,158
		903,141
Textiles, Apparel & Luxury Goods — 0.0% ^
NIKE, Inc. 3.88%, 11/1/2045	20,000	16,531
Tobacco — 1.5%
Altria Group, Inc.
4.50%, 5/2/2043	45,000	37,261
5.95%, 2/14/2049	46,000	45,786
4.45%, 5/6/2050	5,000	3,914
4.00%, 2/4/2061	70,000	49,996
BAT Capital Corp. (United Kingdom)
4.70%, 4/2/2027	64,000	62,612
2.73%, 3/25/2031	49,000	40,396
5.28%, 4/2/2050	69,000	57,076
5.65%, 3/16/2052	10,000	8,778
Philip Morris International, Inc.
4.88%, 2/15/2028	117,000	116,315
5.13%, 2/15/2030	131,000	130,364
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Tobacco — continued
5.75%, 11/17/2032	54,000	55,039
6.38%, 5/16/2038	8,000	8,633
4.38%, 11/15/2041	30,000	25,497
Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	48,000	47,269
		688,936
Trading Companies & Distributors — 0.3%
Air Lease Corp.
3.25%, 3/1/2025	15,000	14,645
3.13%, 12/1/2030	40,000	34,440
GATX Corp.
3.25%, 3/30/2025	12,000	11,700
3.50%, 6/1/2032	1,000	865
5.45%, 9/15/2033	7,000	6,971
6.05%, 3/15/2034	52,000	53,233
		121,854
Water Utilities — 0.1%
American Water Capital Corp.
2.80%, 5/1/2030	7,000	6,127
6.59%, 10/15/2037	3,000	3,368
3.75%, 9/1/2047	18,000	13,970
4.20%, 9/1/2048	11,000	9,238
Essential Utilities, Inc. 5.30%, 5/1/2052	15,000	13,930
		46,633
Wireless Telecommunication Services — 1.3%
Rogers Communications, Inc. (Canada) 5.45%, 10/1/2043	65,000	62,164
T-Mobile USA, Inc.
3.75%, 4/15/2027	142,000	136,126
3.88%, 4/15/2030	168,000	155,997
3.50%, 4/15/2031	218,000	195,080
Vodafone Group plc (United Kingdom)
4.38%, 5/30/2028	1,000	983
5.13%, 6/19/2059	78,000	68,646
		618,996
Total Corporate Bonds (Cost $47,828,672)		46,502,984
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.1%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (f) (g) (Cost $56,033)	56,033	56,033
Total Investments — 98.2% (Cost $47,884,705)		46,559,017
Other Assets Less Liabilities — 1.8%		859,711
NET ASSETS — 100.0%		47,418,728

Percentages indicated are based on net assets.

Abbreviations
CME	Chicago Mercantile Exchange
ICE	Intercontinental Exchange
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
(a)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $163,993 or 0.35% of the
Fund’s net assets as of February 29, 2024.

(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	117

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — 84.9%
Angola — 0.3%
Republic of Angola
8.00%, 11/26/2029 (a)	200,000	177,906
8.75%, 4/14/2032 (a)	2,148,000	1,887,233
9.38%, 5/8/2048 (a)	200,000	163,760
		2,228,899
Azerbaijan — 0.2%
Republic of Azerbaijan
3.50%, 9/1/2032 (a)	1,897,000	1,597,862
3.50%, 9/1/2032 (b)	1,000	842
		1,598,704
Bahrain — 4.2%
CBB International Sukuk Co. 7 SPC 6.88%, 10/5/2025 (a)	1,758,000	1,777,777
CBB International Sukuk Programme Co. SPC
4.50%, 3/30/2027 (a)	1,200,000	1,156,404
3.95%, 9/16/2027 (a)	1,815,000	1,711,205
CBB International Sukuk Programme Co. WLL 3.88%, 5/18/2029 (a)	209,000	189,973
Kingdom of Bahrain
7.00%, 1/26/2026 (a)	1,975,000	1,990,741
7.00%, 10/12/2028 (a)	2,889,000	2,956,711
7.00%, 10/12/2028 (b)	402,000	411,422
6.75%, 9/20/2029 (a)	3,307,000	3,305,967
7.38%, 5/14/2030 (a)	847,000	872,537
5.63%, 9/30/2031 (a)	3,406,000	3,167,580
5.45%, 9/16/2032 (a)	4,185,000	3,780,886
5.25%, 1/25/2033 (a)	3,832,000	3,363,777
5.63%, 5/18/2034 (a)	3,009,000	2,674,790
6.00%, 9/19/2044 (a)	700,000	564,830
		27,924,600
Brazil — 5.8%
Federative Republic of Brazil
2.88%, 6/6/2025	671,000	647,616
6.00%, 4/7/2026	2,936,000	2,981,185
4.63%, 1/13/2028	1,077,000	1,054,458
4.50%, 5/30/2029	5,067,000	4,790,848
3.88%, 6/12/2030	6,636,000	5,945,591
3.75%, 9/12/2031	2,359,000	2,049,947
6.00%, 10/20/2033	5,273,000	5,227,283
8.25%, 1/20/2034	1,978,000	2,267,283
5.00%, 1/27/2045	3,053,000	2,432,997
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Brazil—continued
5.63%, 2/21/2047	4,730,000	4,027,690
4.75%, 1/14/2050	8,640,000	6,388,675
		37,813,573
Chile — 1.9%
Republic of Chile
3.24%, 2/6/2028	1,507,000	1,409,723
2.55%, 1/27/2032	2,083,000	1,753,761
2.55%, 7/27/2033	4,386,000	3,549,063
3.50%, 1/31/2034	300,000	261,222
4.95%, 1/5/2036	608,000	588,520
3.10%, 5/7/2041	4,263,000	3,127,081
3.25%, 9/21/2071	2,465,000	1,545,654
		12,235,024
China — 1.1%
Export-Import Bank of China (The) 2.88%, 4/26/2026 (a)	1,813,000	1,741,677
People's Republic of China
1.25%, 10/26/2026 (a)	2,443,000	2,242,161
2.63%, 11/2/2027 (a)	2,806,000	2,644,094
3.50%, 10/19/2028 (a)	776,000	751,377
		7,379,309
Colombia — 4.6%
Republic of Colombia
4.50%, 3/15/2029	3,513,000	3,205,648
3.00%, 1/30/2030	4,475,000	3,671,380
3.13%, 4/15/2031	2,451,000	1,939,844
3.25%, 4/22/2032	6,009,000	4,638,708
8.00%, 4/20/2033 (c)	555,000	580,960
7.38%, 9/18/2037	5,194,000	5,097,703
6.13%, 1/18/2041	3,479,000	2,963,864
4.13%, 2/22/2042	3,261,000	2,174,924
5.63%, 2/26/2044	1,386,000	1,085,973
5.00%, 6/15/2045	2,039,000	1,465,327
5.20%, 5/15/2049	3,665,000	2,661,486
8.75%, 11/14/2053	239,000	255,914
3.88%, 2/15/2061	603,000	344,958
		30,086,689
Costa Rica — 1.3%
Republic of Costa Rica
6.13%, 2/19/2031 (a)	2,451,000	2,486,540
6.55%, 4/3/2034 (a)	623,000	642,836
7.00%, 4/4/2044 (a)	2,323,000	2,381,656
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Costa Rica—continued
7.16%, 3/12/2045 (a)	2,955,000	3,067,659
7.30%, 11/13/2054 (a)	200,000	210,946
		8,789,637
Dominican Republic — 4.7%
Dominican Republic Government Bond
6.88%, 1/29/2026 (a)	2,215,000	2,238,534
5.95%, 1/25/2027 (a)	2,171,000	2,166,419
6.00%, 7/19/2028 (a)	3,747,000	3,736,696
4.50%, 1/30/2030 (a)	5,992,000	5,441,994
4.88%, 9/23/2032 (a)	2,319,000	2,065,023
6.00%, 2/22/2033 (a)	2,520,000	2,435,580
5.30%, 1/21/2041 (a)	4,093,000	3,436,074
7.45%, 4/30/2044 (b)	109,000	113,905
6.85%, 1/27/2045 (a)	787,000	772,834
6.40%, 6/5/2049 (b)	2,968,000	2,772,298
6.40%, 6/5/2049 (a) (c)	1,518,000	1,417,907
5.88%, 1/30/2060 (a)	5,239,000	4,424,911
		31,022,175
Guatemala — 0.6%
Republic of Guatemala
6.60%, 6/13/2036 (a) (c)	1,233,000	1,246,255
6.13%, 6/1/2050 (a)	2,604,000	2,379,730
		3,625,985
Hungary — 1.9%
Hungary Government Bond
6.13%, 5/22/2028 (a)	1,394,000	1,422,688
5.25%, 6/16/2029 (a)	3,693,000	3,625,344
2.13%, 9/22/2031 (a)	332,000	259,508
6.25%, 9/22/2032 (a)	700,000	722,113
5.50%, 6/16/2034 (a)	553,000	537,947
5.50%, 3/26/2036 (a)	393,000	378,428
7.63%, 3/29/2041	2,534,000	2,897,680
3.13%, 9/21/2051 (a)	575,000	357,989
6.75%, 9/25/2052 (a)	1,364,000	1,447,395
Magyar Export-Import Bank Zrt. 6.13%, 12/4/2027 (a)	964,000	968,724
		12,617,816
India — 0.6%
Export-Import Bank of India
3.88%, 2/1/2028 (a)	200,000	190,184
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

India—continued
3.25%, 1/15/2030 (a)	389,000	348,804
2.25%, 1/13/2031 (a)	2,212,000	1,821,444
5.50%, 1/18/2033 (a)	1,273,000	1,283,757
		3,644,189
Indonesia — 3.4%
Perusahaan Penerbit SBSN Indonesia III
4.33%, 5/28/2025 (a)	578,000	574,035
4.55%, 3/29/2026 (a)	1,013,000	1,002,161
1.50%, 6/9/2026 (a)	314,000	290,406
4.15%, 3/29/2027 (a)	1,260,000	1,230,201
4.45%, 2/20/2029 (a)	465,000	453,421
2.80%, 6/23/2030 (a)	981,000	865,242
2.55%, 6/9/2031 (a)	287,000	244,030
4.70%, 6/6/2032 (a)	339,000	332,189
5.60%, 11/15/2033 (a)	875,000	908,119
Republic of Indonesia
3.50%, 1/11/2028	3,088,000	2,930,790
4.10%, 4/24/2028	2,014,000	1,944,154
4.75%, 2/11/2029	200,000	197,744
4.65%, 9/20/2032	2,443,000	2,361,184
4.85%, 1/11/2033	1,850,000	1,815,923
6.63%, 2/17/2037 (a)	1,314,000	1,465,885
6.63%, 2/17/2037 (b)	145,000	161,761
7.75%, 1/17/2038 (a)	753,000	923,984
4.63%, 4/15/2043 (a)	326,000	300,022
6.75%, 1/15/2044 (a)	220,000	254,994
3.70%, 10/30/2049	493,000	380,226
4.20%, 10/15/2050 (c)	3,263,000	2,713,592
3.05%, 3/12/2051	1,418,000	992,884
4.45%, 4/15/2070	334,000	277,763
		22,620,710
Iraq — 0.3%
Republic of Iraq 5.80%, 1/15/2028 (a)	2,088,000	1,948,292
Ivory Coast — 0.3%
Republic of Cote d'Ivoire 6.13%, 6/15/2033 (a)	2,468,000	2,164,930
Jamaica — 1.2%
Jamaica Government Bond
6.75%, 4/28/2028	2,568,000	2,644,655
7.88%, 7/28/2045	4,556,000	5,275,984
		7,920,639
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	119

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Jordan — 1.3%
Hashemite Kingdom of Jordan
5.75%, 1/31/2027 (a)	3,519,000	3,394,287
7.50%, 1/13/2029 (a)	1,283,000	1,265,359
5.85%, 7/7/2030 (a)	3,046,000	2,749,015
7.38%, 10/10/2047 (a)	1,377,000	1,185,941
		8,594,602
Kazakhstan — 0.6%
Republic of Kazakhstan
3.88%, 10/14/2024 (b)	350,000	348,541
3.88%, 10/14/2024 (a)	499,000	496,919
5.13%, 7/21/2025 (a)	307,000	309,878
4.88%, 10/14/2044 (a)	1,690,000	1,582,516
6.50%, 7/21/2045 (a)	1,006,000	1,113,139
		3,850,993
Kuwait — 0.7%
State of Kuwait 3.50%, 3/20/2027 (a)	4,440,000	4,299,518
Malaysia — 0.2%
Malaysia Sovereign Sukuk Bhd. 3.04%, 4/22/2025 (a)	600,000	586,914
Malaysia Sukuk Global Bhd. 3.18%, 4/27/2026 (a)	1,002,000	968,809
		1,555,723
Mexico — 4.6%
United Mexican States
4.15%, 3/28/2027	1,142,000	1,116,191
3.75%, 1/11/2028 (c)	3,644,000	3,455,423
4.50%, 4/22/2029	1,477,000	1,419,988
2.66%, 5/24/2031	1,586,000	1,315,159
4.75%, 4/27/2032	800,000	752,400
3.50%, 2/12/2034	5,210,000	4,310,129
6.75%, 9/27/2034	1,823,000	1,925,544
6.35%, 2/9/2035	766,000	783,947
6.05%, 1/11/2040	1,000,000	980,850
4.75%, 3/8/2044	2,718,000	2,240,719
5.55%, 1/21/2045 (c)	854,000	787,704
4.60%, 1/23/2046	4,519,000	3,605,258
4.40%, 2/12/2052 (c)	3,350,000	2,528,982
6.34%, 5/4/2053	1,198,000	1,168,499
3.77%, 5/24/2061	1,000,000	643,550
3.75%, 4/19/2071	5,169,000	3,258,021
		30,292,364
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Morocco — 1.1%
Kingdom of Morocco
5.95%, 3/8/2028 (a)	1,410,000	1,423,219
3.00%, 12/15/2032 (a)	4,372,000	3,478,713
6.50%, 9/8/2033 (a)	1,318,000	1,352,360
4.00%, 12/15/2050 (a)	1,252,000	844,709
		7,099,001
Nigeria — 3.2%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	2,300,000	2,263,344
6.50%, 11/28/2027 (a)	735,000	668,284
6.13%, 9/28/2028 (a)	1,900,000	1,669,093
8.38%, 3/24/2029 (a)	2,400,000	2,274,504
7.14%, 2/23/2030 (a)	1,448,000	1,278,765
8.75%, 1/21/2031 (a)	1,962,000	1,847,753
7.88%, 2/16/2032 (a)	2,200,000	1,933,558
7.38%, 9/28/2033 (a)	6,528,000	5,468,832
7.63%, 11/28/2047 (a)	3,251,000	2,507,268
8.25%, 9/28/2051 (a)	1,061,000	862,190
		20,773,591
Oman — 5.2%
Oman Sovereign Sukuk SAOC
5.93%, 10/31/2025 (a)	1,504,000	1,509,174
4.88%, 6/15/2030 (a)	3,092,000	3,024,007
Sultanate of Oman Government Bond
4.75%, 6/15/2026 (a)	3,378,000	3,308,143
6.75%, 10/28/2027 (a)	2,233,000	2,312,785
5.63%, 1/17/2028 (a)	3,587,000	3,587,000
6.00%, 8/1/2029 (a)	4,690,000	4,757,419
6.00%, 8/1/2029 (b)	221,000	224,177
6.25%, 1/25/2031 (a)	3,823,000	3,917,380
7.38%, 10/28/2032 (a)	3,380,000	3,714,831
6.50%, 3/8/2047 (a)	2,182,000	2,151,234
6.50%, 3/8/2047 (b)	271,000	267,179
6.75%, 1/17/2048 (a)	2,560,000	2,574,694
7.00%, 1/25/2051 (a)	2,649,000	2,747,755
		34,095,778
Panama — 2.1%
Republic of Panama
3.88%, 3/17/2028	700,000	634,813
3.16%, 1/23/2030	2,322,000	1,908,823
2.25%, 9/29/2032	2,545,000	1,785,477
3.30%, 1/19/2033	997,000	753,981
6.70%, 1/26/2036	2,612,000	2,462,985
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Panama—continued
6.88%, 1/31/2036	316,000	298,462
4.30%, 4/29/2053	1,602,000	1,006,757
6.85%, 3/28/2054	808,000	712,050
3.87%, 7/23/2060	4,142,000	2,316,931
4.50%, 1/19/2063	3,243,000	2,014,714
		13,894,993
Paraguay — 0.7%
Republic of Paraguay
4.95%, 4/28/2031 (a)	1,610,000	1,544,763
6.10%, 8/11/2044 (a)	3,536,000	3,359,200
		4,903,963
Peru — 2.1%
Republic of Peru
4.13%, 8/25/2027	350,000	338,905
2.78%, 1/23/2031	1,547,000	1,316,311
1.86%, 12/1/2032	4,866,000	3,676,993
8.75%, 11/21/2033	1,166,000	1,431,090
3.00%, 1/15/2034	622,000	506,538
6.55%, 3/14/2037	172,000	185,519
3.30%, 3/11/2041	3,118,000	2,314,866
3.55%, 3/10/2051	364,000	261,323
2.78%, 12/1/2060	2,309,000	1,324,189
3.23%, 7/28/2121	3,962,000	2,262,381
		13,618,115
Philippines — 3.1%
Republic of Philippines
5.50%, 3/30/2026	2,408,000	2,435,090
3.00%, 2/1/2028	2,263,000	2,100,132
3.75%, 1/14/2029	2,268,000	2,147,343
9.50%, 2/2/2030	661,000	808,972
2.46%, 5/5/2030	1,848,000	1,593,013
6.38%, 1/15/2032	200,000	216,308
5.00%, 7/17/2033	500,000	498,540
6.38%, 10/23/2034	408,000	447,845
5.00%, 1/13/2037	2,535,000	2,496,696
3.95%, 1/20/2040	200,000	171,356
3.70%, 3/1/2041 (c)	3,031,000	2,477,236
3.70%, 2/2/2042	2,592,000	2,102,760
2.65%, 12/10/2045	3,447,000	2,256,337
4.20%, 3/29/2047	422,000	352,817
5.50%, 1/17/2048	300,000	303,300
		20,407,745
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Poland — 1.3%
Republic of Poland
3.25%, 4/6/2026	4,348,000	4,227,778
5.50%, 11/16/2027	302,000	309,655
5.75%, 11/16/2032	524,000	546,286
4.88%, 10/4/2033	317,000	310,961
5.50%, 4/4/2053	2,979,000	2,976,468
		8,371,148
Qatar — 2.8%
State of Qatar
3.40%, 4/16/2025 (a)	3,825,000	3,753,511
3.25%, 6/2/2026 (a)	1,286,000	1,242,597
4.50%, 4/23/2028 (a)	1,028,000	1,024,145
4.00%, 3/14/2029 (a)	1,773,000	1,726,459
3.75%, 4/16/2030 (a)	500,000	478,125
6.40%, 1/20/2040 (a)	1,710,000	1,928,025
5.75%, 1/20/2042 (a)	200,000	212,534
4.63%, 6/2/2046 (a)	559,000	509,953
5.10%, 4/23/2048 (a)	413,000	397,744
4.82%, 3/14/2049 (a)	1,987,000	1,838,333
4.40%, 4/16/2050 (a)	5,750,000	5,019,060
		18,130,486
Romania — 1.7%
Romania Government Bond
3.00%, 2/27/2027 (a)	3,234,000	3,001,540
5.25%, 11/25/2027 (a)	540,000	528,682
6.63%, 2/17/2028 (a)	686,000	706,312
3.63%, 3/27/2032 (a)	550,000	465,086
6.00%, 5/25/2034 (a)	934,000	911,220
6.13%, 1/22/2044 (a) (c)	3,972,000	3,776,895
5.13%, 6/15/2048 (a)	1,050,000	870,754
4.00%, 2/14/2051 (a)	366,000	253,693
7.63%, 1/17/2053 (a)	542,000	590,981
		11,105,163
Saudi Arabia — 4.2%
Kingdom of Saudi Arabia
4.00%, 4/17/2025 (a)	2,213,000	2,176,641
3.25%, 10/26/2026 (a)	1,204,000	1,150,530
2.50%, 2/3/2027 (a)	4,048,000	3,771,522
4.75%, 1/18/2028 (a)	500,000	496,000
3.63%, 3/4/2028 (a)	4,620,000	4,391,310
4.38%, 4/16/2029 (a)	1,269,000	1,232,554
4.50%, 4/17/2030 (b)	282,000	273,709
4.50%, 4/17/2030 (a)	500,000	485,300
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	121

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Saudi Arabia—continued
2.25%, 2/2/2033 (a)	3,723,000	2,959,785
4.50%, 10/26/2046 (a)	5,188,000	4,353,056
4.63%, 10/4/2047 (a)	1,967,000	1,667,033
5.00%, 4/17/2049 (a)	300,000	266,706
5.25%, 1/16/2050 (a)	1,858,000	1,709,360
3.75%, 1/21/2055 (a)	1,100,000	779,614
3.45%, 2/2/2061 (a)	2,024,000	1,325,254
KSA Sukuk Ltd.
3.63%, 4/20/2027 (a)	213,000	204,857
2.25%, 5/17/2031 (a)	661,000	550,283
		27,793,514
Senegal — 0.4%
Republic of Senegal
6.25%, 5/23/2033 (a)	631,000	525,307
6.75%, 3/13/2048 (a)	2,500,000	1,809,375
		2,334,682
Serbia — 0.4%
Republic of Serbia
2.13%, 12/1/2030 (a)	200,000	157,718
6.50%, 9/26/2033 (a)	2,729,000	2,775,393
		2,933,111
South Africa — 4.3%
Republic of South Africa
5.88%, 9/16/2025	3,130,000	3,124,742
4.88%, 4/14/2026	1,645,000	1,602,904
4.85%, 9/27/2027	2,272,000	2,164,080
4.30%, 10/12/2028	3,475,000	3,129,672
4.85%, 9/30/2029	7,269,000	6,530,742
5.88%, 6/22/2030	693,000	642,758
5.88%, 4/20/2032	203,000	183,144
5.38%, 7/24/2044	376,000	274,245
5.00%, 10/12/2046	1,401,000	951,804
5.65%, 9/27/2047	5,322,000	3,870,092
5.75%, 9/30/2049	1,489,000	1,084,178
7.30%, 4/20/2052	5,246,000	4,557,462
		28,115,823
Trinidad And Tobago — 0.3%
Republic of Trinidad and Tobago 4.50%, 8/4/2026 (a)	1,905,000	1,843,373
Turkey — 8.0%
Hazine Mustesarligi Varlik Kiralama A/S
9.76%, 11/13/2025 (a)	473,000	498,684
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Turkey—continued
5.13%, 6/22/2026 (a)	2,390,000	2,308,620
7.25%, 2/24/2027 (a)	5,115,000	5,171,674
8.51%, 1/14/2029 (a)	400,000	417,712
Republic of Turkey
7.38%, 2/5/2025	975,000	989,723
6.38%, 10/14/2025	680,000	681,387
4.75%, 1/26/2026	4,696,000	4,569,795
4.25%, 4/14/2026	2,969,000	2,846,737
4.88%, 10/9/2026	2,855,000	2,751,563
6.00%, 3/25/2027	651,000	639,438
5.13%, 2/17/2028	3,356,000	3,163,601
6.13%, 10/24/2028	1,791,000	1,739,921
7.63%, 4/26/2029	1,252,000	1,274,574
9.13%, 7/13/2030	625,000	673,700
5.95%, 1/15/2031	5,289,000	4,869,159
5.88%, 6/26/2031	3,726,000	3,397,646
9.38%, 1/19/2033	2,137,000	2,367,155
6.50%, 9/20/2033	2,273,000	2,113,890
6.88%, 3/17/2036	3,477,000	3,242,163
6.75%, 5/30/2040	955,000	844,096
6.00%, 1/14/2041	3,880,000	3,157,389
5.75%, 5/11/2047	6,777,000	5,080,310
		52,798,937
United Arab Emirates — 2.6%
Sharjah Sukuk Program Ltd.
4.23%, 3/14/2028 (a)	700,000	668,017
3.23%, 10/23/2029 (a)	438,000	391,568
United Arab Emirates Government Bond
2.50%, 4/16/2025 (a)	2,190,000	2,125,044
3.13%, 5/3/2026 (a)	201,000	193,782
3.13%, 10/11/2027 (a)	1,975,000	1,871,930
1.63%, 6/2/2028 (a)	3,364,000	2,963,886
2.50%, 9/30/2029 (a)	758,000	676,386
2.00%, 10/19/2031 (a)	1,810,000	1,503,241
6.50%, 11/23/2032 (a)	400,000	411,424
4.92%, 9/25/2033 (a)	263,000	267,739
2.88%, 10/19/2041 (a)	519,000	377,116
5.25%, 1/30/2043 (a)	499,000	473,401
3.13%, 9/30/2049 (a)	1,804,000	1,252,409
3.88%, 4/16/2050 (a)	568,000	449,947
4.00%, 7/28/2050 (a)	281,000	178,143
3.90%, 9/9/2050 (a)	430,000	317,723
3.00%, 9/15/2051 (a)	211,000	141,294
4.95%, 7/7/2052 (a)	567,000	533,575
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
United Arab Emirates—continued
3.25%, 10/19/2061 (a)	765,000	518,043
2.70%, 9/2/2070 (a)	3,361,000	1,946,557
		17,261,225
Uruguay — 1.6%
Oriental Republic of Uruguay
4.38%, 10/27/2027	750,000	738,938
4.38%, 1/23/2031	2,921,000	2,840,672
5.75%, 10/28/2034	895,000	939,481
7.63%, 3/21/2036	180,000	216,113
5.10%, 6/18/2050 (c)	2,939,000	2,820,705
4.98%, 4/20/2055	3,127,000	2,908,485
		10,464,394
Total Foreign Government Securities (Cost $555,534,325)		558,159,413
Corporate Bonds — 13.0%
Azerbaijan — 0.4%
Southern Gas Corridor CJSC 6.88%, 3/24/2026 (a)	2,749,000	2,782,813
Bahrain — 0.3%
Bapco Energies BSCC 7.50%, 10/25/2027 (a)	1,669,000	1,724,807
Chile — 0.9%
Corp. Nacional del Cobre de Chile
3.63%, 8/1/2027 (a)	360,000	338,962
3.00%, 9/30/2029 (a)	1,395,000	1,222,927
5.95%, 1/8/2034 (a)	766,000	757,143
4.50%, 8/1/2047 (a)	1,350,000	1,044,468
4.38%, 2/5/2049 (a)	956,000	725,843
3.70%, 1/30/2050 (a)	2,185,000	1,471,401
Empresa de Transporte de Pasajeros Metro SA 4.70%, 5/7/2050 (a)	483,000	389,721
		5,950,465
China — 1.6%
China Development Bank 1.00%, 10/27/2025 (a)	1,090,000	1,019,008
CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (a)	200,000	191,906
Minmetals Bounteous Finance BVI Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.21%), 3.38%, 9/3/2024 (a) (d) (e) (f)	270,000	266,358
Sinopec Group Overseas Development 2012 Ltd. 4.88%, 5/17/2042 (a)	1,320,000	1,274,797
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

China — continued
Sinopec Group Overseas Development 2018 Ltd.
2.15%, 5/13/2025 (a)	2,113,000	2,035,390
2.95%, 11/12/2029 (a)	905,000	825,930
2.70%, 5/13/2030 (a)	718,000	641,425
2.30%, 1/8/2031 (a)	1,154,000	991,424
SPIC MTN Co. Ltd. 1.63%, 7/27/2025 (a)	1,076,000	1,019,779
State Grid Overseas Investment BVI Ltd.
3.50%, 5/4/2027 (a)	2,149,000	2,062,771
1.63%, 8/5/2030 (a)	541,000	448,430
		10,777,218
Hong Kong — 0.3%
China Life Insurance Overseas Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.23%), 5.35%, 8/15/2033 (a) (f)	1,862,000	1,873,842
Hungary — 0.2%
MFB Magyar Fejlesztesi Bank Zrt. 6.50%, 6/29/2028 (a)	1,082,000	1,097,505
Indonesia — 0.8%
Indonesia Asahan Aluminium PT 4.75%, 5/15/2025 (a)	343,000	338,325
Pelabuhan Indonesia Persero PT 4.25%, 5/5/2025 (a)	1,053,000	1,035,267
Pertamina Persero PT
5.63%, 5/20/2043 (a)	400,000	382,112
6.45%, 5/30/2044 (a)	497,000	517,967
4.18%, 1/21/2050 (a)	1,466,000	1,126,988
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13%, 5/15/2027 (a)	200,000	192,208
5.45%, 5/21/2028 (a)	253,000	251,950
5.25%, 10/24/2042 (a)	788,000	709,744
6.15%, 5/21/2048 (a)	262,000	254,842
4.00%, 6/30/2050 (a)	230,000	164,321
		4,973,724
Malaysia — 1.4%
Petronas Capital Ltd.
3.50%, 3/18/2025 (a)	267,000	261,708
3.50%, 4/21/2030 (a)	1,840,000	1,683,025
2.48%, 1/28/2032 (a)	4,344,000	3,611,797
3.40%, 4/28/2061 (a)	5,827,000	3,962,185
		9,518,715
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	123

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Mexico — 3.4%
Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025 (a)	758,000	743,954
Comision Federal de Electricidad 4.69%, 5/15/2029 (a)	200,000	188,250
Mexico City Airport Trust 5.50%, 7/31/2047 (a)	644,000	535,834
Petroleos Mexicanos
4.50%, 1/23/2026	2,552,000	2,375,912
6.88%, 8/4/2026	868,000	836,231
6.50%, 1/23/2029 (c)	795,000	696,404
8.75%, 6/2/2029	3,455,000	3,301,252
6.84%, 1/23/2030	651,000	556,462
6.70%, 2/16/2032	4,209,000	3,395,400
10.00%, 2/7/2033	743,000	719,893
6.63%, 6/15/2035	3,258,000	2,410,464
6.50%, 6/2/2041	5,655,000	3,732,300
6.75%, 9/21/2047	2,924,000	1,856,740
6.35%, 2/12/2048	402,000	246,024
7.69%, 1/23/2050	1,041,000	717,093
		22,312,213
Oman — 0.2%
EDO Sukuk Ltd.
5.88%, 9/21/2033 (a)	250,000	253,125
5.88%, 9/21/2033 (b)	903,000	914,288
		1,167,413
Panama — 0.2%
Aeropuerto Internacional de Tocumen SA 5.13%, 8/11/2061 (a)	1,082,000	759,575
Banco Nacional de Panama 2.50%, 8/11/2030 (a)	601,000	456,201
		1,215,776
Peru — 0.3%
Petroleos del Peru SA
4.75%, 6/19/2032 (a)	667,000	524,012
5.63%, 6/19/2047 (a)	1,894,000	1,297,390
		1,821,402
Poland — 0.2%
Bank Gospodarstwa Krajowego 5.38%, 5/22/2033 (a)	1,624,000	1,605,222
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Qatar — 0.6%
QatarEnergy 2.25%, 7/12/2031 (a)	400,000	333,232
QatarEnergy Trading LLC 3.13%, 7/12/2041 (a)	5,380,000	3,957,636
		4,290,868
Saudi Arabia — 0.4%
Gaci First Investment Co.
5.00%, 10/13/2027 (a)	500,000	496,965
4.75%, 2/14/2030 (a)	820,000	794,375
4.88%, 2/14/2035 (a)	1,169,000	1,107,993
5.13%, 2/14/2053 (a)	502,000	431,519
		2,830,852
South Africa — 0.6%
Eskom Holdings SOC Ltd. 6.35%, 8/10/2028 (a)	1,994,000	1,907,501
Transnet SOC Ltd. 8.25%, 2/6/2028 (a)	1,782,000	1,771,976
		3,679,477
United Arab Emirates — 1.2%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (a)	1,370,000	1,220,615
DP World Ltd. 6.85%, 7/2/2037 (a)	1,900,000	2,055,021
DP World Salaam (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.75%), 6.00%, 10/1/2025 (a) (d) (e) (f)	561,000	558,823
MDGH GMTN RSC Ltd.
2.88%, 11/7/2029 (a)	1,878,000	1,686,679
2.88%, 5/21/2030 (a)	202,000	179,305
3.38%, 3/28/2032 (a)	1,266,000	1,132,323
4.38%, 11/22/2033 (a)	536,000	509,254
3.40%, 6/7/2051 (a)	758,000	537,490
		7,879,510
Total Corporate Bonds (Cost $84,944,478)		85,501,822
	SHARES
Short-Term Investments — 1.8%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (g) (h)(Cost $3,914,092)	3,914,092	3,914,092
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (g) (h)	6,999,300	7,001,400
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Exchange-Traded Funds	February 29, 2024

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (g) (h)	896,718	896,718
Total Investment of Cash Collateral from Securities Loaned (Cost $7,898,818)		7,898,118
Total Short-Term Investments (Cost $11,812,910)		11,812,210
Total Investments — 99.7% (Cost $652,291,713)		655,473,445
Other Assets Less Liabilities — 0.3%		2,221,196
NET ASSETS — 100.0%		657,694,641

Percentages indicated are based on net assets.

Abbreviations
CJSC	Closed Joint Stock Company
GMTN	Global Medium Term Note
MTN	Medium Term Note
PT	Limited liability company
SPC	Special purpose company

(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The security or a portion of this security is on loan at February 29, 2024. The total value of securities on loan at February 29, 2024 is $7,704,114.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 29, 2024.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	125

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan BetaBuilders U.S. Aggregate Bond ETF	JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF
ASSETS:
Investments in non-affiliates, at value	$15,297,873	$1,640,805,692	$7,580,113
Investments in affiliates, at value	130,683	87,934,755	14,211
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	—	7,794,936	—
Cash	450	373,595	64
Foreign currency, at value	21	163	—
Receivables:
Investment securities sold	497,936	21,972,905	—
Investment securities sold — delayed delivery securities	—	14,042,089	—
Interest from non-affiliates	78,821	9,363,639	15,144
Dividends from affiliates	19	12,645	2
Securities lending income (See Note 2.D.)	—	2,734	—
Total Assets	16,005,803	1,782,303,153	7,609,534
LIABILITIES:
Payables:
Investment securities purchased	503,762	27,418,572	63
Investment securities purchased — delayed delivery securities	63,468	99,198,333	—
Collateral received on securities loaned (See Note 2.D.)	—	7,794,936	—
Accrued liabilities:
Management fees (See Note 3.A.)	592	31,438	417
Total Liabilities	567,822	134,443,279	480
Net Assets	$15,437,981	$1,647,859,874	$7,609,054
NET ASSETS:
Paid-in-Capital	$16,582,320	$1,819,230,661	$7,672,823
Total distributable earnings (loss)	(1,144,339)	(171,370,787)	(63,769)
Total Net Assets	$15,437,981	$1,647,859,874	$7,609,054
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	324,946	36,123,203	77,500
Net asset value, per share	$47.51	$45.62	$98.18
Cost of investments in non-affiliates	$15,655,212	$1,735,736,397	$7,610,806
Cost of investments in affiliates	130,683	87,934,755	14,206
Cost of foreign currency	20	160	—
Investment securities on loan, at value (See Note 2.D.)	—	7,495,969	—
Cost of investment of cash collateral (See Note 2.D.)	—	7,795,436	—
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF	JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
ASSETS:
Investments in non-affiliates, at value	$4,369,971	$30,868,697	$8,397,117
Investments in affiliates, at value	12,560	10,827	15,759
Cash	—	621	52
Receivables:
Investment securities sold	284,630	972,229	154,881
Interest from non-affiliates	25,188	193,550	48,649
Dividends from affiliates	2	2	2
Total Assets	4,692,351	32,045,926	8,616,460
LIABILITIES:
Payables:
Due to custodian	596	—	—
Investment securities purchased	268,837	818,042	136,731
Accrued liabilities:
Management fees (See Note 3.A.)	244	2,462	444
Total Liabilities	269,677	820,504	137,175
Net Assets	$4,422,674	$31,225,422	$8,479,285
NET ASSETS:
Paid-in-Capital	$4,491,666	$33,846,580	$8,581,510
Total distributable earnings (loss)	(68,992)	(2,621,158)	(102,225)
Total Net Assets	$4,422,674	$31,225,422	$8,479,285
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	45,000	347,500	87,500
Net asset value, per share	$98.28	$89.86	$96.91
Cost of investments in non-affiliates	$4,362,050	$33,105,953	$8,497,295
Cost of investments in affiliates	12,559	10,824	15,758
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	127

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)

	JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$783,572,163	$46,502,984	$643,661,235
Investments in affiliates, at value	7,787,177	56,033	3,914,092
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	—	—	7,898,118
Cash	82,461	—	—
Foreign currency, at value	429	—	2,954
Segregated cash balance with Authorized Participant for deposit securities	698,742	—	4,935,055
Receivables:
Investment securities sold	61,663	863,836	11,446,882
Interest from non-affiliates	12,970,395	581,002	9,270,815
Dividends from affiliates	1,120	8	563
Securities lending income (See Note 2.D.)	—	—	3,395
Total Assets	805,174,150	48,003,863	681,133,109
LIABILITIES:
Payables:
Due to custodian	—	361	27,113
Investment securities purchased	3,966,942	580,708	10,386,794
Collateral received on securities loaned (See Note 2.D.)	—	—	7,898,118
Fund shares redeemed	149,552	—	—
Collateral upon return of deposit securities	698,742	—	4,935,055
Accrued liabilities:
Management fees (See Note 3.A.)	79,730	4,066	191,388
Total Liabilities	4,894,966	585,135	23,438,468
Net Assets	$800,279,184	$47,418,728	$657,694,641
NET ASSETS:
Paid-in-Capital	$863,282,995	$51,847,454	$669,394,032
Total distributable earnings (loss)	(63,003,811)	(4,428,726)	(11,699,391)
Total Net Assets	$800,279,184	$47,418,728	$657,694,641
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	17,475,000	1,050,000	16,900,000
Net asset value, per share	$45.80	$45.16	$38.92
Cost of investments in non-affiliates	$791,371,524	$47,828,672	$640,478,803
Cost of investments in affiliates	7,787,177	56,033	3,914,092
Cost of foreign currency	431	—	2,930
Investment securities on loan, at value (See Note 2.D.)	—	—	7,704,114
Cost of investment of cash collateral (See Note 2.D.)	—	—	7,898,818
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Exchange-Traded Funds	February 29, 2024

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan BetaBuilders U.S. Aggregate Bond ETF	JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$525,416	$66,215,412	$253,097
Interest income from affiliates	—	26	—
Dividend income from affiliates	12,066	6,511,094	3,329
Income from securities lending (net) (See Note 2.D.)	—	135,386	—
Total investment income	537,482	72,861,918	256,426
EXPENSES:
Management fees (See Note 3.A.)	8,151	393,720	4,161
Interest expense to affiliates	27	1,162	—
Total expenses	8,178	394,882	4,161
Net investment income (loss)	529,304	72,467,036	252,265
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(415,583)	(34,052,943)	(27,654)
Investments in affiliates	—	—	5
In-kind redemptions of investments in non-affiliates (See Note 4)	(1,126,507)	(22,308,749)	—
Net realized gain (loss)	(1,542,090)	(56,361,692)	(27,649)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,809,965	29,915,883	(30,693)
Investments in affiliates	—	(500)	5
Foreign currency translations	—	3	—
Change in net unrealized appreciation/depreciation	1,809,965	29,915,386	(30,688)
Net realized/unrealized gains (losses)	267,875	(26,446,306)	(58,337)
Change in net assets resulting from operations	$797,179	$46,020,730	$193,928

(a)
Commencement of operations was May 10, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	129

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024 (continued)

	JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF (a)	JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF (a)	JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$203,736	$1,715,097	$200,507
Dividend income from affiliates	414	3,201	515
Total investment income	204,150	1,718,298	201,022
EXPENSES:
Management fees (See Note 3.A.)	3,041	27,012	3,483
Total expenses	3,041	27,012	3,483
Net investment income (loss)	201,109	1,691,286	197,539
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(90,412)	(870,227)	(24,683)
Investments in affiliates	5	33	3
In-kind redemptions of investments in non-affiliates (See Note 4)	—	(1,256,284)	—
Net realized gain (loss)	(90,407)	(2,126,478)	(24,680)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,921	(2,237,256)	(100,178)
Investments in affiliates	1	3	1
Change in net unrealized appreciation/depreciation	7,922	(2,237,253)	(100,177)
Net realized/unrealized gains (losses)	(82,485)	(4,363,731)	(124,857)
Change in net assets resulting from operations	$118,624	$(2,672,445)	$72,682

(a)
Commencement of operations was April 19, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$29,845,586	$2,580,789	$30,925,147
Interest income from affiliates	23	2	25
Dividend income from affiliates	165,395	10,576	110,939
Income from securities lending (net) (See Note 2.D.)	—	—	98,548
Total investment income	30,011,004	2,591,367	31,134,659
EXPENSES:
Management fees (See Note 3.A.)	618,253	47,695	1,804,823
Interest expense to non-affiliates	—	25	—
Interest expense to affiliates	477	151	—
Excise tax expense	—	—	6,205
Total expenses	618,730	47,871	1,811,028
Net investment income (loss)	29,392,274	2,543,496	29,323,631
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,962,797)	(329,744)	(5,680,404)
In-kind redemptions of investments in non-affiliates (See Note 4)	(5,744,905)	(1,564,162)	(7,827,084)
Foreign currency transactions	(3)	—	(6)
Net realized gain (loss)	(10,707,705)	(1,893,906)	(13,507,494)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	23,578,853	3,032,096	12,879,382
Investments in affiliates	—	—	(500)
Foreign currency translations	(2)	—	26
Change in net unrealized appreciation/depreciation	23,578,851	3,032,096	12,878,908
Net realized/unrealized gains (losses)	12,871,146	1,138,190	(628,586)
Change in net assets resulting from operations	$42,263,420	$3,681,686	$28,695,045
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF		JPMorgan BetaBuilders U.S. Aggregate Bond ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$529,304	$618,439	$72,467,036	$27,085,611
Net realized gain (loss)	(1,542,090)	(671,516)	(56,361,692)	(60,818,934)
Change in net unrealized appreciation/depreciation	1,809,965	(1,509,960)	29,915,386	(86,597,705)
Change in net assets resulting from operations	797,179	(1,563,037)	46,020,730	(120,331,028)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(555,353)	(595,951)	(70,295,004)	(25,156,927)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(20,022,636)	2,484,884	360,033,171	433,321,856
NET ASSETS:
Change in net assets	(19,780,810)	325,896	335,758,897	287,833,901
Beginning of period	35,218,791	34,892,895	1,312,100,977	1,024,267,076
End of period	$15,437,981	$35,218,791	$1,647,859,874	$1,312,100,977
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$7,016,343	$9,656,173	$1,267,186,630	$874,225,342
Cost of shares redeemed	(27,038,979)	(7,171,289)	(907,153,459)	(440,903,486)
Total change in net assets resulting from capital transactions	$(20,022,636)	$2,484,884	$360,033,171	$433,321,856
SHARE TRANSACTIONS:
Issued	150,000	200,000	27,350,000	18,200,000
Redeemed	(575,000)	(150,000)	(19,800,000)	(9,275,000)
Net increase (decrease) in shares from share transactions	(425,000)	50,000	7,550,000	8,925,000
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF	JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
	Period Ended February 29, 2024 (a)	Period Ended February 29, 2024 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$252,265	$201,109
Net realized gain (loss)	(27,649)	(90,407)
Change in net unrealized appreciation/depreciation	(30,688)	7,922
Change in net assets resulting from operations	193,928	118,624
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(257,697)	(187,616)
Return of capital	(6,239)	—
Total distributions to shareholders	(263,936)	(187,616)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,679,062	4,491,666
NET ASSETS:
Change in net assets	7,609,054	4,422,674
Beginning of period	—	—
End of period	$7,609,054	$4,422,674
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$7,679,062	$24,365,924
Cost of shares redeemed	—	(19,874,258)
Total change in net assets resulting from capital transactions	$7,679,062	$4,491,666
SHARE TRANSACTIONS:
Issued	77,500	247,500
Redeemed	—	(202,500)
Net increase in shares from transactions	77,500	45,000

(a)
Commencement of operations was May 10, 2023.
(b)
Commencement of operations was April 19, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
	Period Ended February 29, 2024 (a)	Period Ended February 29, 2024 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,691,286	$197,539
Net realized gain (loss)	(2,126,478)	(24,680)
Change in net unrealized appreciation/depreciation	(2,237,253)	(100,177)
Change in net assets resulting from operations	(2,672,445)	72,682
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,535,292)	(174,907)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,433,159	8,581,510
NET ASSETS:
Change in net assets	31,225,422	8,479,285
Beginning of period	—	—
End of period	$31,225,422	$8,479,285
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$67,463,018	$8,581,602
Cost of shares redeemed	(32,029,859)	(92)
Total change in net assets resulting from capital transactions	$35,433,159	$8,581,510
SHARE TRANSACTIONS:
Issued	705,000	87,500
Redeemed	(357,500)	—
Net increase in shares from transactions	347,500	87,500

(a)
Commencement of operations was April 19, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan BetaBuilders USD High Yield Corporate Bond ETF		JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,392,274	$27,163,062	$2,543,496	$1,436,779
Net realized gain (loss)	(10,707,705)	(110,265,808)	(1,893,906)	(4,223,398)
Change in net unrealized appreciation/depreciation	23,578,851	25,674,401	3,032,096	(2,465,567)
Change in net assets resulting from operations	42,263,420	(57,428,345)	3,681,686	(5,252,186)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(27,562,688)	(32,446,703)	(2,485,282)	(1,407,883)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	448,099,146	(1,026,204,410)	1,519,568	(115,868)
NET ASSETS:
Change in net assets	462,799,878	(1,116,079,458)	2,715,972	(6,775,937)
Beginning of period	337,479,306	1,453,558,764	44,702,756	51,478,693
End of period	$800,279,184	$337,479,306	$47,418,728	$44,702,756
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$581,385,583	$175,355,945	$60,153,501	$25,305,039
Cost of shares redeemed	(133,286,437)	(1,201,560,355)	(58,633,933)	(25,420,907)
Total change in net assets resulting from capital transactions	$448,099,146	$(1,026,204,410)	$1,519,568	$(115,868)
SHARE TRANSACTIONS:
Issued	12,875,000	3,900,000	1,350,000	550,000
Redeemed	(3,000,000)	(25,600,000)	(1,300,000)	(550,000)
Net increase (decrease) in shares from share transactions	9,875,000	(21,700,000)	50,000	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan USD Emerging Markets Sovereign Bond ETF
	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,323,631	$5,523,518
Net realized gain (loss)	(13,507,494)	(8,459,957)
Change in net unrealized appreciation/depreciation	12,878,908	(1,837,558)
Change in net assets resulting from operations	28,695,045	(4,773,997)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(27,334,059)	(4,644,990)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	428,749,290	167,527,357
NET ASSETS:
Change in net assets	430,110,276	158,108,370
Beginning of period	227,584,365	69,475,995
End of period	$657,694,641	$227,584,365
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$714,431,871	$167,527,357
Cost of shares redeemed	(285,682,581)	—
Total change in net assets resulting from capital transactions	$428,749,290	$167,527,357
SHARE TRANSACTIONS:
Issued	18,600,000	4,300,000
Redeemed	(7,600,000)	—
Net increase in shares from transactions	11,000,000	4,300,000
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Exchange-Traded Funds	February 29, 2024

THIS PAGE IS INTENTIONALLY LEFT BLANK

137

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Year Ended February 29, 2024	$46.96	$1.47	$0.55	$2.02	$(1.47)	$—	$—	$(1.47)
Year Ended February 28, 2023	49.85	0.81	(2.92)	(2.11)	(0.78)	—	—	(0.78)
Year Ended February 28, 2022 (f)	51.87	0.53	(1.72)	(1.19)	(0.57)	(0.26)	—	(0.83)
Year Ended February 28, 2021 (f)	51.72	0.85	0.34	1.19	(0.83)	(0.21)	—	(1.04)
March 12, 2019 (g) through February 29, 2020 (f)	50.00	1.17	1.76	2.93	(1.21)	—	—	(1.21)
JPMorgan BetaBuilders U.S. Aggregate Bond ETF
Year Ended February 29, 2024	45.92	1.79	(0.36)	1.43	(1.73)	—	—	(1.73)
Year Ended February 28, 2023	52.13	1.13	(6.27)	(5.14)	(1.07)	—	—	(1.07)
Year Ended February 28, 2022 (f)	54.39	0.71	(2.19)	(1.48)	(0.72)	(0.06)	—	(0.78)
Year Ended February 28, 2021 (f)	54.86	0.89	(0.32)	0.57	(0.85)	(0.19)	—	(1.04)
Year Ended February 29, 2020 (f)	50.63	1.39	4.35	5.74	(1.44)	(0.07)	—	(1.51)
JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF
May 10, 2023 (g) through February 29, 2024	99.50	3.34	(1.25)	2.09	(3.33)	—	(0.08)	(3.41)
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
April 19, 2023 (g) through February 29, 2024	99.50	3.93	(1.30)	2.63	(3.85)	—	—	(3.85)
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
April 19, 2023 (g) through February 29, 2024	99.50	3.43	(10.06)	(6.63)	(3.01)	—	—	(3.01)
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
April 19, 2023 (g) through February 29, 2024	99.50	3.32	(2.93)	0.39	(2.98)	—	—	(2.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
(g)	Commencement of operations.
(h)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(i)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Exchange-Traded Funds	February 29, 2024

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$47.51	$47.52	4.36%	4.29%	$15,437,981	0.05%	3.11%	0.05%	55%
46.96	47.00	(4.24)	(4.20)	35,218,791	0.10	1.70	0.10	60
49.85	49.87	(2.31)	(2.44)	34,892,895	0.05	1.02	0.05	45
51.87	51.96	2.32	2.55	59,654,406	0.05	1.62	0.05	40
51.72	51.68	5.93	5.85 (h)	37,495,084	0.05	2.38	0.05	56

45.62	45.63	3.19	3.21	1,647,859,874	0.02	3.93	0.02	138
45.92	45.92	(9.91)	(9.93)	1,312,100,977	0.06	2.39	0.06	107
52.13	52.14	(2.76)	(2.69)	1,024,267,076	0.07	1.32	0.07	78
54.39	54.36	1.04	0.85	826,789,330	0.07	1.60	0.07	64
54.86	54.92	11.46	11.49	543,070,946	0.07	2.61	0.20 (i)	57

98.18	98.26	2.18	2.26	7,609,054	0.07	4.24	0.07	20

98.28	98.33	2.71	2.76	4,422,674	0.07	4.61	0.07	419

89.86	89.85	(6.66)	(6.67)	31,225,422	0.07	4.38	0.07	29

96.91	96.95	0.43	0.47	8,479,285	0.07	3.97	0.07	31
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
Year Ended February 29, 2024	$44.41	$3.16	$1.23	$4.39	$(3.00)	$—	$(3.00)
Year Ended February 28, 2023	49.61	2.26	(4.84)	(2.58)	(2.62)	—	(2.62)
Year Ended February 28, 2022	51.64	1.97	(1.79)	0.18	(2.21)	—	(2.21)
Year Ended February 28, 2021	50.31	2.12	1.31 (d)	3.43	(2.07)	(0.03)	(2.10)
Year Ended February 29, 2020	49.86	2.50	0.53	3.03	(2.58)	—	(2.58)
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
Year Ended February 29, 2024	44.70	2.14	0.34	2.48	(2.02)	—	(2.02)
Year Ended February 28, 2023	51.48	1.55	(6.80)	(5.25)	(1.53)	—	(1.53)
Year Ended February 28, 2022	55.33	1.38	(3.34)	(1.96)	(1.40)	(0.49)	(1.89)
Year Ended February 28, 2021	56.27	1.58	(0.31)	1.27	(1.46)	(0.75)	(2.21)
Year Ended February 29, 2020	51.19	1.95	5.96	7.91	(1.93)	(0.90)	(2.83)
JPMorgan USD Emerging Markets Sovereign Bond ETF
Year Ended February 29, 2024	38.57	2.40	0.30 (d)	2.70	(2.35)	—	(2.35)
Year Ended February 28, 2023	43.42	2.20	(5.07)	(2.87)	(1.98)	—	(1.98)
Year Ended February 28, 2022	49.27	2.03	(5.81)	(3.78)	(2.07)	—	(2.07)
Year Ended February 28, 2021	50.95	2.17	(1.83)	0.34	(2.02)	—	(2.02)
Year Ended February 29, 2020	47.52	2.32	3.40	5.72	(2.29)	—	(2.29)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(d)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(e)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Exchange-Traded Funds	February 29, 2024

		Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total return (b)	Market price total return (c)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$45.80	$45.88	10.34%	10.43%	$800,279,184	0.15%	7.09%	0.15%	16%
44.41	44.44	(5.16)	(5.20)	337,479,306	0.23	4.93	0.23	39
49.61	49.65	0.26	0.40	1,453,558,764	0.24	3.83	0.24	46
51.64	51.61	7.16	6.43	1,559,634,055	0.23	4.18	0.23	50
50.31	50.62	6.15	6.88	171,037,324	0.32	4.90	0.44 (e)	128

45.16	45.15	5.70	5.58	47,418,728	0.09	4.77	0.09	13
44.70	44.74	(10.25)	(10.32)	44,702,756	0.14	3.36	0.14	35
51.48	51.56	(3.70)	(3.83)	51,478,693	0.14	2.51	0.14	36
55.33	55.48	2.24	2.09	55,332,638	0.14	2.81	0.14	41
56.27	56.50	15.74	15.95	35,170,394	0.14	3.58	0.65 (e)	67

38.92	38.95	7.26	6.59	657,694,641	0.39	6.29	0.39	26
38.57	38.83	(6.59)	(7.36)	227,584,365	0.39	5.63	0.39	34
43.42	44.06	(8.06)	(6.78)	69,475,995	0.39	4.17	0.39	38
49.27	49.30	0.85	0.50	83,750,663	0.39	4.50	0.39	59
50.95	51.15	12.25	12.44	91,713,454	0.39	4.64	0.58 (e)	53
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	141

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 9 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Diversified
JPMorgan BetaBuilders U.S. Aggregate Bond ETF	Diversified
JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF(1)	Diversified
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF(2)	Diversified
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF(2)	Diversified
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF(2)	Diversified
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	Diversified
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

(1)	Commencement of operations was May 10, 2023.
(2)	Commencement of operations was April 19, 2023.
The investment objective of JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (“BetaBuilders 1-5 Year U.S. Aggregate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Short-Term U.S. Aggregate Bond Index.
The investment objective of JPMorgan BetaBuilders U.S. Aggregate Bond ETF (“BetaBuilders U.S. Aggregate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Aggregate Index.
The investment objective of JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF (“BetaBuilders U.S. TIPS 0-5 Year ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the ICE 0-5 Year U.S. Inflation-Linked Treasury Index.
The investment objective of JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF (“BetaBuilders U.S. Treasury Bond 1-3 Year ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 1-3 Year Bond Index.
The investment objective of JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF (“BetaBuilders U.S. Treasury Bond 20+ Year ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 20+ Year Bond Index.
The investment objective of JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF (“BetaBuilders U.S. Treasury Bond 3-10 Year ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 3-10 Year Bond Index.
The investment objective of JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (“BetaBuilders USD High Yield Corporate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the ICE BofA US High Yield Total Return Index.
The investment objective of JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (“BetaBuilders USD Investment Grade Corporate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Corporate Index.
The investment objective of JPMorgan USD Emerging Markets Sovereign Bond ETF (“USD Emerging Markets Sovereign Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.

142	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Aggregate Bond ETF	NYSE Arca, Inc.
BetaBuilders U.S. TIPS 0-5 Year ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Treasury Bond 20+ Year ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	Cboe BZX Exchange, Inc.
BetaBuilders USD High Yield Corporate Bond ETF	Cboe BZX Exchange, Inc.
BetaBuilders USD Investment Grade Corporate Bond ETF	NYSE Arca, Inc.
USD Emerging Markets Sovereign Bond ETF	NYSE Arca, Inc.
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where

February 29, 2024	J.P. Morgan Exchange-Traded Funds	143

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$70,823	$—	$70,823
Commercial Mortgage-Backed Securities	—	290,528	—	290,528
Corporate Bonds	—	3,939,230	—	3,939,230
Foreign Government Securities	—	189,695	—	189,695
Mortgage-Backed Securities	—	1,031,503	—	1,031,503
Municipal Bonds	—	37,160	—	37,160
Supranational	—	388,745	—	388,745
U.S. Government Agency Securities	—	236,989	—	236,989
U.S. Treasury Obligations	—	9,113,200	—	9,113,200
Short-Term Investments
Investment Companies	130,683	—	—	130,683
Total Investments in Securities	$130,683	$15,297,873	$—	$15,428,556

BetaBuilders U.S. Aggregate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$8,173,982	$—	$8,173,982
Commercial Mortgage-Backed Securities	—	25,984,923	—	25,984,923
Corporate Bonds	—	408,671,997	—	408,671,997
Foreign Government Securities	—	29,044,379	—	29,044,379
Mortgage-Backed Securities	—	435,069,388	—	435,069,388
Municipal Bonds	—	7,078,236	—	7,078,236
Supranational	—	21,431,520	—	21,431,520
U.S. Government Agency Securities	—	18,796,782	—	18,796,782
U.S. Treasury Obligations	—	686,554,485	—	686,554,485

144	J.P. Morgan Exchange-Traded Funds	February 29, 2024

BetaBuilders U.S. Aggregate Bond ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$87,934,755	$—	$—	$87,934,755
Investment of Cash Collateral from Securities Loaned	7,794,936	—	—	7,794,936
Total Short-Term Investments	95,729,691	—	—	95,729,691
Total Investments in Securities	$95,729,691	$1,640,805,692	$—	$1,736,535,383

BetaBuilders U.S. TIPS 0-5 Year ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
U.S. Treasury Obligations	$—	$7,580,113	$—	$7,580,113
Short-Term Investments
Investment Companies	14,211	—	—	14,211
Total Investments in Securities	$14,211	$7,580,113	$—	$7,594,324

BetaBuilders U.S. Treasury Bond 1-3 Year ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
U.S. Treasury Obligations	$—	$4,369,971	$—	$4,369,971
Short-Term Investments
Investment Companies	12,560	—	—	12,560
Total Investments in Securities	$12,560	$4,369,971	$—	$4,382,531

BetaBuilders U.S. Treasury Bond 20+ Year ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
U.S. Treasury Obligations	$—	$30,868,697	$—	$30,868,697
Short-Term Investments
Investment Companies	10,827	—	—	10,827
Total Investments in Securities	$10,827	$30,868,697	$—	$30,879,524

BetaBuilders U.S. Treasury Bond 3-10 Year ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
U.S. Treasury Obligations	$—	$8,397,117	$—	$8,397,117
Short-Term Investments
Investment Companies	15,759	—	—	15,759
Total Investments in Securities	$15,759	$8,397,117	$—	$8,412,876

February 29, 2024	J.P. Morgan Exchange-Traded Funds	145

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
BetaBuilders USD High Yield Corporate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$—	$—	$35,586	$35,586
Corporate Bonds	—	782,032,752	1,503,825	783,536,577
Short-Term Investments
Investment Companies	7,787,177	—	—	7,787,177
Total Investments in Securities	$7,787,177	$782,032,752	$1,539,411	$791,359,340
There were no significant transfers into or out of level 3 for the year ended February 29, 2024.
BetaBuilders USD Investment Grade Corporate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$46,502,984	$—	$46,502,984
Short-Term Investments
Investment Companies	56,033	—	—	56,033
Total Investments in Securities	$56,033	$46,502,984	$—	$46,559,017

USD Emerging Markets Sovereign Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$85,501,822	$—	$85,501,822
Foreign Government Securities	—	558,159,413	—	558,159,413
Short-Term Investments
Investment Companies	3,914,092	—	—	3,914,092
Investment of Cash Collateral from Securities Loaned	7,898,118	—	—	7,898,118
Total Short-Term Investments	11,812,210	—	—	11,812,210
Total Investments in Securities	$11,812,210	$643,661,235	$—	$655,473,445
B. Restricted Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 29, 2024, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

146	J.P. Morgan Exchange-Traded Funds	February 29, 2024

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments— BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and BetaBuilders U.S. Aggregate Bond ETF purchased when-issued securities, including To-Be-Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and BetaBuilders U.S. Aggregate Bond ETF had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 29, 2024, which are shown as a Receivable for Investment securities sold — delayed delivery securities and/or a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 29, 2024 are detailed on the SOIs, if any.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 29, 2024.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
BetaBuilders U.S. Aggregate Bond ETF	$7,495,969	$(7,495,969)	$—
USD Emerging Markets Sovereign Bond ETF	7,704,114	(7,704,114)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	147

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 29, 2024, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
BetaBuilders U.S. Aggregate Bond ETF	$1,444
USD Emerging Markets Sovereign Bond ETF	1,524
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, BetaBuilders U.S. TIPS 0-5 Year ETF, BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 20+ Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF, BetaBuilders USD High Yield Corporate Bond ETF and BetaBuilders USD Investment Grade Corporate Bond ETF did not lend out any securities during the year ended February 29, 2024.
E. Investment Transactions with Affiliates— The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds Reinvestment amounts are included in the purchases at cost amounts in the tables below.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	$758,888	$2,310,752	$2,938,957	$—	$—	$130,683	130,683	$12,066	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

BetaBuilders U.S. Aggregate Bond ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (a) (b)	$12,994,643	$46,000,002	$54,000,000	$(1)*	$(500)	$4,994,144	4,992,646	$571,503 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	2,787,225	67,283,968	67,270,401	—	—	2,800,792	2,800,792	112,535 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	91,260,954	469,082,490	472,408,689	—	—	87,934,755	87,934,755	6,511,094	—
Total	$107,042,822	$582,366,460	$593,679,090	$(1)	$(500)	$95,729,691		$7,195,132	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

148	J.P. Morgan Exchange-Traded Funds	February 29, 2024

BetaBuilders U.S. TIPS 0-5 Year ETF
For the period ended February 29, 2024
Security Description	Value at May 10, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (b) (c)	$—	$4,426,203	$4,412,002	$5	$5	$14,211	14,204	$3,329	$—

(a)	Commencement of operations was May 10, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 29, 2024.

BetaBuilders U.S. Treasury Bond 1-3 Year ETF
For the period ended February 29, 2024
Security Description	Value at April 19, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (b) (c)	$—	$221,901	$209,347	$5	$1	$12,560	12,553	$414	$—

(a)	Commencement of operations was April 19, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 29, 2024.

BetaBuilders U.S. Treasury Bond 20+ Year ETF
For the period ended February 29, 2024
Security Description	Value at April 19, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (b) (c)	$—	$2,909,043	$2,898,252	$33	$3	$10,827	10,822	$3,201	$—

(a)	Commencement of operations was April 19, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 29, 2024.

BetaBuilders U.S. Treasury Bond 3-10 Year ETF
For the period ended February 29, 2024
Security Description	Value at April 19, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (b) (c)	$—	$217,932	$202,177	$3	$1	$15,759	15,751	$515	$—

(a)	Commencement of operations was April 19, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 29, 2024.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	149

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
BetaBuilders USD High Yield Corporate Bond ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	$3,094,499	$69,091,248	$64,398,570	$—	$—	$7,787,177	7,787,177	$165,395	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

BetaBuilders USD Investment Grade Corporate Bond ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	$265,119	$3,866,652	$4,075,738	$—	$—	$56,033	56,033	$10,576	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

USD Emerging Markets Sovereign Bond ETF
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (a) (b)	$8,802,300	$82,000,000	$83,799,340	$(1,060)*	$(500)	$7,001,400	6,999,300	$467,466 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	1,809,720	105,597,608	106,510,610	—	—	896,718	896,718	115,076 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	1,134,608	105,544,169	102,764,685	—	—	3,914,092	3,914,092	110,939	—
Total	$11,746,628	$293,141,777	$293,074,635	$(1,060)	$(500)	$11,812,210		$693,481	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

150	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
G. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 29, 2024, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
I. Foreign Taxes—The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
J. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$(1,127,221)	$10,753	$1,116,468
BetaBuilders U.S. Aggregate Bond ETF	(22,854,189)	88,003	22,766,186
BetaBuilders U.S. Treasury Bond 20+ Year ETF	(1,586,579)	—	1,586,579
BetaBuilders USD High Yield Corporate Bond ETF	(5,881,998)	389,375	5,492,623
BetaBuilders USD Investment Grade Corporate Bond ETF	(1,570,404)	11,153	1,559,251
USD Emerging Markets Sovereign Bond ETF	(8,065,990)	(115)	8,066,105
The reclassifications for the Funds relate primarily to redemptions in-kind and tax adjustments on certain investments.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	151

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
3. Fees and Other Transactions with Affiliates
A. Management Fee—JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	0.05%
BetaBuilders U.S. Aggregate Bond ETF	0.03
BetaBuilders U.S. TIPS 0-5 Year ETF	0.07
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	0.07
BetaBuilders U.S. Treasury Bond 20+ Year ETF	0.07
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	0.07
BetaBuilders USD High Yield Corporate Bond ETF	0.15
BetaBuilders USD Investment Grade Corporate Bond ETF	0.09
USD Emerging Markets Sovereign Bond ETF	0.39
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee— JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services— The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements— The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

152	J.P. Morgan Exchange-Traded Funds	February 29, 2024

4. Investment Transactions
During the year ended February 29, 2024, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$6,194,469	$8,727,412	$3,670,732	$3,239,208
BetaBuilders U.S. Aggregate Bond ETF	2,462,584,102	2,377,397,702	154,315,508	124,905,569
BetaBuilders U.S. TIPS 0-5 Year ETF	—	—	8,480,275	1,324,853
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	—	—	24,482,639	20,135,273
BetaBuilders U.S. Treasury Bond 20+ Year ETF	—	—	17,098,111	11,486,817
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	—	—	7,825,919	1,772,521
BetaBuilders USD High Yield Corporate Bond ETF	69,739,108	65,882,520	—	—
BetaBuilders USD Investment Grade Corporate Bond ETF	6,830,420	8,133,621	—	—
USD Emerging Markets Sovereign Bond ETF	117,871,030	125,935,884	—	—
For the year ended February 29, 2024, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$6,260,750	$24,250,321
BetaBuilders U.S. Aggregate Bond ETF	928,358,864	687,489,732
BetaBuilders U.S. Treasury Bond 20+ Year ETF	61,053,516	31,764,559
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	2,389,592	—
BetaBuilders USD High Yield Corporate Bond ETF	563,932,053	130,257,175
BetaBuilders USD Investment Grade Corporate Bond ETF	59,835,295	57,260,790
USD Emerging Markets Sovereign Bond ETF	702,977,186	275,884,876
During the year ended February 29, 2024, the Funds delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2024 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$15,792,040	$66,779	$430,263	$(363,484)
BetaBuilders U.S. Aggregate Bond ETF	1,831,804,998	4,369,208	99,638,823	(95,269,615)
BetaBuilders U.S. TIPS 0-5 Year ETF	7,638,785	8,666	53,127	(44,461)
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	4,398,658	—	16,127	(16,127)
BetaBuilders U.S. Treasury Bond 20+ Year ETF	33,150,692	301	2,271,469	(2,271,168)
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	8,513,364	8,840	109,328	(100,488)
BetaBuilders USD High Yield Corporate Bond ETF	800,989,943	8,244,537	17,875,140	(9,630,603)
BetaBuilders USD Investment Grade Corporate Bond ETF	47,898,180	401,848	1,741,011	(1,339,163)
USD Emerging Markets Sovereign Bond ETF	652,736,264	9,368,084	6,630,903	2,737,181
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	153

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
The tax character of distributions paid during the year ended February 29, 2024 was as follows:
	Ordinary Income*	Return of Capital	Total Distributions Paid
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$555,353	$—	$555,353
BetaBuilders U.S. Aggregate Bond ETF	70,295,004	—	70,295,004
BetaBuilders U.S. TIPS 0-5 Year ETF	257,697	6,239	263,936
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	187,616	—	187,616
BetaBuilders U.S. Treasury Bond 20+ Year ETF	1,535,292	—	1,535,292
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	174,907	—	174,907
BetaBuilders USD High Yield Corporate Bond ETF	27,562,688	—	27,562,688
BetaBuilders USD Investment Grade Corporate Bond ETF	2,485,282	—	2,485,282
USD Emerging Markets Sovereign Bond ETF	27,334,059	—	27,334,059

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$595,951	$595,951
BetaBuilders U.S. Aggregate Bond ETF	25,156,927	25,156,927
BetaBuilders USD High Yield Corporate Bond ETF	32,446,703	32,446,703
BetaBuilders USD Investment Grade Corporate Bond ETF	1,407,883	1,407,883
USD Emerging Markets Sovereign Bond ETF	4,644,990	4,644,990

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 29, 2024, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$51,515	$(807,075)	$(363,484)
BetaBuilders U.S. Aggregate Bond ETF	5,683,484	(72,807,520)	(95,269,612)
BetaBuilders U.S. TIPS 0-5 Year ETF	—	(11,447)	(44,461)
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	18,924	(65,545)	(16,127)
BetaBuilders U.S. Treasury Bond 20+ Year ETF	161,448	(309,827)	(2,271,168)
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	28,063	(22,773)	(100,488)
BetaBuilders USD High Yield Corporate Bond ETF	4,267,543	(57,433,004)	(9,630,605)
BetaBuilders USD Investment Grade Corporate Bond ETF	242,130	(3,259,044)	(1,339,163)
USD Emerging Markets Sovereign Bond ETF	3,127,515	(16,994,844)*	2,737,206

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
The cumulative timing differences primarily consist of tax adjustments on certain investments, post-October capital loss deferrals, trustee deferred compensation and wash sale loss deferrals.

154	J.P. Morgan Exchange-Traded Funds	February 29, 2024

At February 29, 2024, the following Funds had net capital loss carryforwards which are available to offset future realized gains as follows:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$217,994	$589,081
BetaBuilders U.S. Aggregate Bond ETF	45,823,372	26,984,148
BetaBuilders U.S. TIPS 0-5 Year ETF	11,447	—
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	65,545	—
BetaBuilders U.S. Treasury Bond 20+ Year ETF	309,827	—
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	22,773	—
BetaBuilders USD High Yield Corporate Bond ETF	16,712,124	40,720,880
BetaBuilders USD Investment Grade Corporate Bond ETF	673,732	2,585,312
USD Emerging Markets Sovereign Bond ETF	9,330,219 *	7,664,625 *

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 29, 2024, the following Funds deferred to March 1, 2024 the following net capital losses (gains) and/or specified ordinary losses of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$(18,286)	$28,515	$—
BetaBuilders U.S. Aggregate Bond ETF	(4,478,621)	13,438,454	—
BetaBuilders U.S. TIPS 0-5 Year ETF	2,429	—	—
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	812	—	—
BetaBuilders U.S. Treasury Bond 20+ Year ETF	196,158	—	—
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	1,596	—	—
BetaBuilders USD High Yield Corporate Bond ETF	(159,552)	351,380	3
BetaBuilders USD Investment Grade Corporate Bond ETF	(13,709)	71,263	—
USD Emerging Markets Sovereign Bond ETF	(325,149)	879,004	—
During the year ended February 29, 2024, the following Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
BetaBuilders USD High Yield Corporate Bond ETF	$34,762
For the year ended February 29, 2024, USD Emerging Markets Sovereign Bond ETF incurred an excise tax liability of $6,205 on undistributed net investment of income pertaining to calendar year 2022.
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of fixed income securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for the Funds, of the market value of

February 29, 2024	J.P. Morgan Exchange-Traded Funds	155

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 29, 2024.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2024.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate (“SOFR”). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended February 29, 2024.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 29, 2024, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
BetaBuilders U.S. Aggregate Bond ETF	— %	21.8%
BetaBuilders USD High Yield Corporate Bond ETF	22.7	14.8
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

156	J.P. Morgan Exchange-Traded Funds	February 29, 2024

USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
BetaBuilders USD High Yield Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds invest in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Funds may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
USD Emerging Markets Sovereign Bond ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject this Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, BetaBuilders U.S. Aggregate Bond ETF and BetaBuilders USD Investment Grade Corporate Bond ETF invest in contingent convertible securities (“CoCos”) and are subject to additional risks from such investments. CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Funds may lose the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity. Even though the Funds do not invest in common stock as a principal investment strategy, the Funds will be subject to increased

February 29, 2024	J.P. Morgan Exchange-Traded Funds	157

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
equity market risk in the event that such securities are converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, CoCos may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution has determined that the issuer is not viable. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer. Holders of CoCos may suffer a loss of capital when comparable equity holders do not. As CoCos may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
9. Subsequent Events
Subsequent to February 29, 2024, BetaBuilders U.S. TIPS 0-5 Year ETF, BetaBuilders U.S. Treasury Bond 1 – 3 Year ETF, BetaBuilders U.S. Treasury Bond 20+ Year ETF, and BetaBuilders U.S. Treasury Bond 3 – 10 Year ETF had net redemptions of $6,651,620, $1,471,743, $6,858,071, and $4,380,334, respectively, which represented 87%, 33%, 22%, and 52%, respectively, of the Funds’ net assets as of February 29, 2024.

158	J.P. Morgan Exchange-Traded Funds	February 29, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the nine funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (nine of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of February 29, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (1)
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (1)
JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF (2)
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF (3)
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF (3)
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF (3)
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (1)
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (1)
JPMorgan USD Emerging Markets Sovereign Bond ETF (1)

(1)	Statement of operations for the year ended February 29, 2024 and statement of changes in net assets for the years ended February 29, 2024 and February 28, 2023
(2)	Statement of operations and statement of changes in net assets for the period May 10, 2023 (commencement of operations) through February 29, 2024
(3)	Statement of operations and statement of changes in net assets for the period April 19, 2023 (commencement of operations) through February 29, 2024
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 24, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

159

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-2023); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	None
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

160	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	167	None

February 29, 2024	J.P. Morgan Exchange-Traded Funds	161

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

162	J.P. Morgan Exchange-Traded Funds	February 29, 2024

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	163

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

164	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	165

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2023, and continued to hold your shares at the end of the reporting period, February 29, 2024.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Actual	$1,000.00	$1,026.70	$0.25	0.05%
Hypothetical	1,000.00	1,024.61	0.25	0.05
JPMorgan BetaBuilders U.S. Aggregate Bond ETF
Actual	1,000.00	1,023.00	0.10	0.02
Hypothetical	1,000.00	1,024.76	0.10	0.02
JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF
Actual	1,000.00	1,026.10	0.35	0.07
Hypothetical	1,000.00	1,024.51	0.35	0.07
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
Actual	1,000.00	1,024.10	0.35	0.07
Hypothetical	1,000.00	1,024.51	0.35	0.07
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
Actual	1,000.00	993.10	0.35	0.07
Hypothetical	1,000.00	1,024.51	0.35	0.07
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
Actual	1,000.00	1,018.40	0.35	0.07
Hypothetical	1,000.00	1,024.51	0.35	0.07
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
Actual	1,000.00	1,061.40	0.77	0.15
Hypothetical	1,000.00	1,024.12	0.75	0.15
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
Actual	1,000.00	1,037.20	0.46	0.09
Hypothetical	1,000.00	1,024.42	0.45	0.09

166

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual	$1,000.00	$1,043.60	$1.98	0.39%
Hypothetical	1,000.00	1,022.92	1.96	0.39

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

167

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.1
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2024, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
1 Effective July 24, 2024, the J.P. Morgan Funds will implement the Tailored Shareholder Reports for Mutual Funds and Exchanged-Traded Funds Rule. This rule rescinds the currently-required statement regarding the operation and effectiveness of a fund’s Liquidity Risk Management Program from the shareholder report.

168	J.P. Morgan Exchange-Traded Funds	February 29, 2024

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 29, 2024. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2024. The information necessary to complete your income tax returns for the calendar year ending December 31, 2024 will be provided under separate cover.
Qualified Interest Income (QII) and Short-Term Capital Gain
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 29, 2024:
Qualified Interest Income
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$500,990
JPMorgan BetaBuilders U.S. Aggregate Bond ETF	64,375,935
JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF	260,815
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF	184,333
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	1,535,292
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF	171,589
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	22,024,412
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF	2,083,464
Treasury Income
Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2024:
Income from U.S. Treasury Obligations
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	52.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF	33.4
JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF	94.3
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF	97.9
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	99.8
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF	97.7

February 29, 2024	J.P. Morgan Exchange-Traded Funds	169

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statements of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2024. All rights reserved. February 2024.
AN-PASSETF-224

Annual Report
J.P. Morgan Exchange-Traded Funds
February 29, 2024
Fund	Ticker	Listing Exchange
JPMorgan High Yield Municipal ETF	JMHI	NYSE Arca, Inc.
JPMorgan Limited Duration Bond ETF	JPLD	Cboe BZX Exchange, Inc.
JPMorgan Sustainable Municipal Income ETF	JMSI	NYSE Arca, Inc.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 15, 2024 (Unaudited)
Dear Shareholder,
Financial markets largely rallied through the final months of 2023 and into the first quarter of 2024, as leading central banks refrained from implementing further interest rate increases. Equity markets generally outperformed bond markets for the twelve months ended February 29, 2024, led by four consecutive months of net gains in U.S. equity prices.
“The global economic outlook for the year ahead remains positive and financial markets appear more resilient than a year ago.” — Brian S. Shlissel
Economic data were stronger than many economists expected in the face of elevated interest rates throughout the year. Following weak but positive economic growth in the first half of 2023, U.S. gross domestic product increased to 4.9% in the third quarter and 3.4% growth in the final quarter of the year. While the U.S. unemployment rate rose slightly during the second half of the year, it remained below 4% for the entire 12 month period and monthly job growth data frequently surpassed the consensus forecasts of economists.
Meanwhile, the U.S. Federal Reserve (the “Fed”) continued to raise interest rates through the end of summer 2023, then settled on a benchmark lending rate range of 5.25 - 5.50% through the first quarter of 2024. The European Central Bank and the Bank of England followed similar trajectories, raising interest rates at regular intervals into the third quarter of 2023 and then holding rates at those elevated levels for the remainder of the period. Notably, the Bank of Japan raised interest rates for the first time in 17 years in mid-March 2024, ending eight years of negative interest rates and setting its benchmark rate range at 0.0 to 0.1%.
The Fed and certain other leading central banks fueled investor expectations for interest rate reductions in 2024 and growing optimism that developed market economies could enjoy a “soft landing” of positive growth coupled with relatively low unemployment.
However, there remain significant risks to the macroeconomic backdrop. Slower economic growth due to the impact of higher interest rates could leave the U.S. economy more vulnerable to potential shocks from geopolitical events, natural disasters or political turmoil, particularly taking into account the upcoming U.S. presidential election. Additionally, financial markets may also come under pressure should the Fed decide not to reduce interest rates to the extent anticipated by investors. Finally, the recent run-up in U.S. equity prices could lead to increased volatility in certain sectors of the market.
The global economic outlook for the year ahead remains positive and financial markets appear to be more resilient than a year ago. Global growth is estimated at 2.9% this year and 3.0% for 2025, with a continued decline in inflation, according to the Organization for Economic Cooperation and Development’s February 2024 forecast. However, across market cycles, we believe that those investors who hold a well-diversified portfolio and a long-term view are best positioned.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 29, 2024	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)
While bond markets generally underperformed equity markets during the period, fixed income securities rallied in late 2023 as leading central banks signaled that they could begin to lower interest rates in 2024. Overall, U.S. high yield bonds (also known as junk bonds) and emerging markets debt outperformed other sectors of the bond market, and corporate debt generally outperformed U.S. Treasury bonds and other developed markets sovereign debt for the twelve months ended February 29, 2024.
Global economic growth was stronger than expected in the first quarter of 2023, but in late March, Silicon Valley Bank collapsed after management sold off the bank’s portfolio of U.S. Treasury bonds at a steep loss, which triggered a run on the bank’s deposits. While U.S. regulators moved swiftly to guarantee some deposits at the bank to prevent further contagion, depositors began withdrawing cash from First Republic Bank. At the end of April, U.S. regulators announced First Republic Bank had been closed and sold to J.P. Morgan Chase & Co. Meanwhile, the Swiss government brokered a takeover of troubled Credit Suisse by UBS Group AG. These events sharply elevated market volatility in the banking sector, particularly in U.S. regional bank stocks.
Throughout the first half of 2023, leading central banks continued to raise interest rates at regular intervals in an effort to ease inflationary pressures. By the end of summer 2023, inflation data in the U.S. and across Europe had shown significant reduction in core consumer prices. In response, the U.S. Federal Reserve, the European Central Bank and the Bank of England in separate decisions each declined to raise interest rates further during the final months of 2023.
By the start of the second half of 2023, the general consensus among economists was that interest rates would remain elevated for an extended period, particularly in the U.S. where labor markets remained tight and economic growth was generally stronger than expected. However, at its December meeting, the U.S. Federal Reserve indicated that it was prepared to begin the process of cutting interest rates in 2024, given the trajectory of inflation data.
Global economic growth largely proved more resilient than economists’ forecasts during the period, led by expansions in the U.S., Japan, India and select emerging markets. Meanwhile, the Eurozone, U.K., China and Canada struggled with weaker growth. China’s economy faced low levels of consumer spending and business confidence, along with long-standing debt issues in the domestic property sector. Across Europe, weakness in consumer and business spending and ongoing stresses from the war in Ukraine weighed on economic growth. Notably, inflation data in the U.K. indicated that prices were declining at a somewhat slower pace than in other developed markets.
However, investor concerns about a potential economic recession receded during the period as data showed a general trend toward stability in labor markets amid declining inflation and the pivot in the policies of leading central banks. Global equity markets responded with a four-month rally through the end of February 2024. Notably, the outperformance of U.S. equity markets was led by a handful of large cap companies in the information technology and communications sectors; Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc.
For the twelve months ended February 29, 2024, the Bloomberg U.S. Corporate High Yield Index returned 11.03%, the Bloomberg Emerging Markets Index returned 7.92% and the Bloomberg U.S. Aggregate Index returned 3.33%.

2	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan High Yield Municipal ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	4.85%
Market Price **	4.38%
Bloomberg US Municipal Index	5.42%
Bloomberg High Yield Municipal Bond Index	8.30%
Bloomberg 65% High Grade Index / 35% High Yield Total Return Index	6.42%
Net Assets as of 2/29/2024	$174,959,795
Duration as of 2/29/2024	7.8 Years
Fund Ticker	JMHI
INVESTMENT OBJECTIVE***
The JPMorgan High Yield Municipal ETF1 (the “Fund”) seeks a high level of current income exempt from federal income taxes.
INVESTMENT APPROACH
The Fund invests in U.S. municipal securities that are exempt from federal income taxes and seeks a competitive yield and higher after-tax returns by focusing on high yield municipal bonds. The Fund may invest up to 100% in securities rated below investment grade that offer a higher yield than investment grade securities but involve a greater degree of risk.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund underperformed the Bloomberg US Municipal Index, the Bloomberg High Yield Municipal Bond Index and the Bloomberg 65% High Grade Index / 35% High Yield Total Return Index (the “Composite Index”).
Relative to the Composite Index, the Fund’s underweight positions in the transportation and leasing sectors and its underweight position in bonds issued by Puerto Rico were leading detractors from performance. The Fund’s cash allocation, which was used to manage day-to-day operations of the Fund, also detracted from relative performance.
The Fund’s longer overall duration was a leading contributor to performance relative to the Composite Index as interest rates generally fell in the second half of the period. Generally, bonds of longer duration will experience a greater increase in price compared with shorter duration bonds when interest rates fall. The Fund’s overweight positions in the industrial development revenue/pollution control revenue and special tax sectors, and its underweight position in the pre-refunded sector, where the Fund had no holdings, also contributed to relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s assets were invested in municipal bonds, with a small allocation to loan assignments. At the end of the reporting period, the Fund’s largest allocations were to unrated bonds and bonds rated BB, while its smallest allocations were to bonds rated CCC and lower and bonds rated BBB. At the end of the period, the Fund’s duration was 7.8 years compared with 6.4 years for the Composite Index.
1On July 14, 2023, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan High Yield Municipal Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since September 17, 2007. The Fund’s performance prior to July 14, 2023 is linked to the Predecessor Fund’s Class R6 Shares.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	3

JPMorgan High Yield Municipal ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.98 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on July 17, 2023, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $49.75.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	13.8%
AA	14.7
A	11.0
BBB	10.4
BB	11.1
CCC	2.6
NR	36.4

4	J.P. Morgan Exchange-Traded Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan High Yield Municipal ETF
Net Asset Value	September 17, 2007*	4.85%	1.19%	2.11%
Market Price		4.38	1.10	2.07

*	Inception date for Class I Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
JPMorgan High Yield Municipal ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan High Yield Municipal Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to the close of business on July 14, 2023 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 1, 2018. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class I Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class I Shares. Inception date for the Predecessor Fund’s Class I Shares is September 17, 2007.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value (“NAV”) per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on July 17, 2023, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund, the Bloomberg US Municipal Index, the Bloomberg High Yield Municipal Bond Index and the Bloomberg 65% High Grade Index / 35% High Yield Total Return Index from February 28, 2014 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg US Municipal Index, the Bloomberg High Yield Municipal Bond Index and the Bloomberg 65% High Grade Index / 35% High Yield Total Return Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The Bloomberg US Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg 65% High Grade Index / 35% High Yield Total Return Index is an unmanaged index of investment and non-investment-grade bonds, with a 65% weighting in the Bloomberg U.S. Municipal Index and a 35% weighting to the Bloomberg Municipal High Yield Index. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Limited Duration Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	6.05%
Market Price **	5.74%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index	4.58%
Net Assets as of 2/29/2024	$727,270,847
Duration as of 2/29/2024	1.5 Years
Fund Ticker	JPLD
INVESTMENT OBJECTIVE***
The JPMorgan Limited Duration Bond ETF1 (the “Fund”) seeks a high level of current income consistent with low volatility of principal.
INVESTMENT APPROACH
The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable-rate mortgages, money market instruments, and structured investments. The Fund seeks to maintain a duration of three years or less. Duration measures the price sensitivity of a debt security or a portfolio of debt securities to changes in interest rates. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.
HOW DID THE FUND PERFORM?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s out-of-Benchmark allocation to commercial mortgage-backed securities was a leading contributor to performance. The Fund’s positions in other securitized debt sectors, including agency and non-agency mortgage-backed securities, asset-backed securities and collateralized loan obligations, also contributed to relative performance.
The Fund’s allocation to bonds of durations longer than three years and its underweight allocation to corporate credit were leading detractors from performance relative to the Benchmark. Generally, bonds of longer duration will experience a larger decline in price compared with shorter duration bonds when interest rates rise.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund’s portfolio managers aimed to keep the duration of the Fund at 1.5 years. During the reporting period, the Fund’s duration increased to 1.50 years at February 29, 2024 from 1.48 years at February 28, 2023.
1On July 28, 2023, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan Limited Duration Bond Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since February 2, 1993. The Fund’s performance prior to July 28, 2023 is linked to the Predecessor Fund’s Class R6 Shares.

6	J.P. Morgan Exchange-Traded Funds	February 29, 2024

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.95 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on July 31, 2023, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 29, 2024, the closing price was $50.80.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

PORTFOLIO COMPOSITION AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Asset-Backed Securities	37.8%
Collateralized Mortgage Obligations	28.8
Mortgage-Backed Securities	10.1
Commercial Mortgage-Backed Securities	9.7
Corporate Bonds	3.7
Short-Term Investments	9.9

February 29, 2024	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Limited Duration Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan Limited Duration Bond ETF
Net Asset Value	February 22, 2005	6.05%	2.08%	1.88%
Market Price		5.74	2.02	1.85
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
JPMorgan Limited Duration Bond ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Limited Duration Bond Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to the close of business on July 28, 2023 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is February 22, 2005.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares lower expenses than those of the Predecessor Fund’s Class R6 Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value (“NAV”) per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on July 31, 2023, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the Bloomberg 1–3 Year U.S. Government/Credit Bond Index from February 28, 2014 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The Bloomberg 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

8	J.P. Morgan Exchange-Traded Funds	February 29, 2024

JPMorgan Sustainable Municipal Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.32%
Market Price **	5.20%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	4.62%
Net Assets as of 2/29/2024	$217,726,100
Duration as of 2/29/2024	5.3 Years
Fund Ticker	JMSI
INVESTMENT OBJECTIVE***
The JPMorgan Sustainable Municipal Income ETF1 (the “Fund”) seeks current income exempt from federal income taxes.
INVESTMENT APPROACH
The Fund uses a value-oriented approach to invest in a core fixed income portfolio of municipal bonds, including securities whose proceeds aim to provide positive social or environmental benefits. The Fund uses extensive risk/reward analysis for factors such as income, interest rate risk, credit risk and the transaction’s legal/technical structure.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance as interest rates on municipal bonds fell in the second half of the period. Generally, bonds with longer durations will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. The Fund’s underweight position in the electric sector and its overweight position in the leasing sector also contributed to relative performance. The Fund’s underweight allocation to bonds rated AA and higher, and its overweight allocation to bonds rated single-A and lower also contributed to relative performance as lower quality bonds generally outperformed higher quality bonds.
The Fund’s shorter duration position in the housing sector and its underweight position in the industrial development revenue/pollution control revenue bonds sector were leading detractors from performance relative to the Benchmark.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s duration was 5.3 years and the Benchmark’s duration was 4.6 years.
1On July 14, 2023, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan Sustainable Municipal Income Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since February 9, 1993. The Fund’s performance prior to July 14, 2023 is linked to the Predecessor Fund’s Class R6 Shares.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Sustainable Municipal Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.55 as of February 29, 2024.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on July 17, 2023, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of February 29, 2024, the closing price was $50.49.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	26.7%
AA	30.1
A	14.9
BBB	16.0
BB	4.4
NR	7.9

10	J.P. Morgan Exchange-Traded Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan Sustainable Municipal Income ETF
Net Asset Value	February 9, 1993*	5.32%	1.49%	2.04%
Market Price		5.20	1.47	2.03

*	Inception date for Class I Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
JPMorgan Sustainable Municipal Income ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to the close of business on July 14, 2023 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 6, 2017. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class I Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class I Shares. Inception date for the Predecessor Fund’s Class I Shares is February 9, 1993.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value (“NAV”) per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on July 17, 2023, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from February 28, 2014 to February 29, 2024. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	11

JPMorgan High Yield Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 91.0% (a)
Alabama — 4.2%
Black Belt Energy Gas District, Gas Project
Series 2023D-1, Rev., 5.50%, 2/1/2029 (b)	2,030,000	2,161,595
Series 2021A, Rev., 4.00%, 12/1/2031 (b)	3,000,000	2,986,119
County of Jefferson
Series 2024, Rev., 5.25%, 10/1/2049	1,000,000	1,073,991
Series 2024, Rev., 5.50%, 10/1/2053	1,000,000	1,091,279
Total Alabama		7,312,984
Arizona — 3.1%
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project Series 2021A, Rev., 4.00%, 7/15/2041 (c)	660,000	556,030
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project
Series 2019A, Rev., 5.00%, 1/1/2029	1,500,000	1,272,937
Series 2019A, Rev., 5.00%, 1/1/2037	1,000,000	706,793
Series 2019A, Rev., 5.00%, 1/1/2038	1,000,000	704,523
Series 2019A, Rev., 4.25%, 1/1/2039	1,000,000	636,508
Series 2019A, Rev., 4.50%, 1/1/2049	2,000,000	1,152,660
Maricopa County Industrial Development Authority, Ottawa University
Rev., 5.00%, 10/1/2026 (c)	100,000	100,500
Rev., 5.13%, 10/1/2030 (c)	210,000	216,908
Total Arizona		5,346,859
Arkansas — 0.6%
Arkansas Development Finance Authority, Industrial Development , Hybar Steel Project Series 2023B, Rev., AMT, 7.38%, 7/1/2048 (c)	1,000,000	1,098,347
California — 9.9%
California Community Choice Financing Authority, Clean Energy Project Series 2023B-1, Rev., 5.00%, 8/1/2029 (b)	1,280,000	1,349,423
California Community Housing Agency, Glendale Properties Series 2021A-2, Rev., 4.00%, 8/1/2047 (c)	1,500,000	1,219,337
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project
Series 2020A-3, Rev., AMT, 8.00%, 8/15/2024 (b) (c)	2,000,000	2,034,301
Series 2020A, Rev., AMT, 3.95%, 1/30/2025 (b) (c)	1,000,000	999,861
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien Series 2018 A, Rev., AMT, 5.00%, 12/31/2047	1,000,000	998,559
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Public Finance Authority, Laverne Elementary Preparatory Academy Series 2019A, Rev., 5.00%, 6/15/2039 (c)	785,000	750,972
California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series 2009A, Rev., AGM, Zero Coupon, 8/1/2030	200,000	162,901
California Statewide Communities Development Authority, Loma Linda University Medical Center Series 2016 A, Rev., 5.25%, 12/1/2056 (c)	3,000,000	3,013,276
CSCDA Community Improvement Authority, Essential Housing, Mezzanine Lien Series 2021B, Rev., 4.00%, 2/1/2057 (c)	1,500,000	1,103,607
CSCDA Community Improvement Authority, Essential Housing, Oceanaire-Long Beach Series 2021A-2, Rev., 4.00%, 9/1/2056 (c)	2,115,000	1,598,359
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments Series 2022B, Rev., 5.00%, 9/1/2037 (c)	225,000	230,314
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2021B-2, Rev., Zero Coupon, 6/1/2066	25,000,000	2,834,125
San Diego County Regional Airport Authority Series 2023B, Rev., AMT, 5.00%, 7/1/2048	1,000,000	1,056,033
Total California		17,351,068
Colorado — 5.6%
Bradburn Metropolitan District No. 2, Limited Tax
Series 2018A, GO, 5.00%, 12/1/2038	500,000	500,177
Series 2018B, GO, 7.25%, 12/15/2047	500,000	497,696
Canyon Pines Metropolitan District Special Improvement District No. 1 Series 2021A-2, 3.75%, 12/1/2040	1,042,378	828,049
Colorado Housing and Finance Authority Series 2023L, Class III, Rev., GNMA COLL, 5.75%, 11/1/2053	1,000,000	1,068,980
Dominion Water and Sanitation District Rev., 5.25%, 12/1/2032	515,000	525,630
Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.00%, 12/1/2040	750,000	744,312
Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	480,192	369,417
Rocky Mountain Rail Park Metropolitan District, Limited Tax Series 2021A, GO, 5.00%, 12/1/2041 (c)	1,250,000	878,580

12

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Third Creek Metropolitan District No. 1, Limited Tax
Series 2022A-1, GO, 4.50%, 12/1/2037	825,000	730,635
Series 2022A-1, GO, 4.75%, 12/1/2051	760,000	607,658
Verve Metropolitan District No. 1 GO, 5.00%, 12/1/2041	1,125,000	940,652
Westerly Metropolitan District No. 4, Limited Tax Series 2021A, GO, 5.00%, 12/1/2040	700,000	662,178
Windler Public Improvement Authority, Limited Tax Series 2021A-1, Rev., 4.00%, 12/1/2036	1,865,000	1,386,352
Total Colorado		9,740,316
Connecticut — 0.8%
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (c)	1,500,000	1,456,867
Delaware — 0.6%
Delaware State Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (b)	1,000,000	961,643
Florida — 3.5%
Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (c)	1,625,000	1,267,500
Florida Development Finance Corp., Educational Facilities, UCP Charter Schools Project Series 2020A, Rev., 5.00%, 6/1/2040	830,000	771,404
Florida Development Finance Corp., Idea Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (c)	650,000	662,484
Martin County Health Facilities Authority, Cleveland Clinic Health System Obligated Group Series 2019A, Rev., 4.00%, 1/1/2046	1,500,000	1,448,199
Miami-Dade County Industrial Development Authority, Solid Waste Disposal, Waste Management, Inc., Project Series 2011, Rev., AMT, 5.00%, 11/1/2024 (b)	1,000,000	1,004,934
Palm Beach County Health Facilities Authority, Jupiter Medical Center Series 2022, Rev., 5.00%, 11/1/2052	1,000,000	1,018,926
Total Florida		6,173,447
Georgia — 3.2%
Columbia County Hospital Authority, Wellstart Health System Inc., Project Series 2023A, Rev., AGM, 5.00%, 4/1/2048	1,000,000	1,078,006
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
Main Street Natural Gas, Inc., Gas Supply Series 2023A, Rev., 5.00%, 6/1/2030 (b)	1,925,000	2,025,966
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4 Project Series 2019B, Rev., 5.00%, 1/1/2059	2,500,000	2,527,432
Total Georgia		5,631,404
Idaho — 0.1%
Idaho Housing and Finance Association, Compass Public Charter School, Inc., Project Series 2018A, Rev., 4.63%, 7/1/2029 (c)	150,000	149,886
Illinois — 6.7%
Chicago O'Hare International Airport, General Airport, Senior Lien Series 2018A, Rev., AMT, 5.00%, 1/1/2053	3,500,000	3,574,148
Chicago Transit Authority Sales Tax Receipts Fund Series 2014, Rev., 5.25%, 12/1/2049	3,000,000	3,011,667
Illinois Finance Authority, Plymouth Place, Inc. Series 2022B-1, Rev., 6.00%, 11/15/2027	200,000	200,045
State of Illinois
GO, 4.00%, 6/1/2032	2,400,000	2,419,040
Series 2019C, GO, 4.00%, 11/1/2042	1,500,000	1,455,496
Series 2020C, GO, 4.25%, 10/1/2045	1,000,000	976,359
Series 2023B, GO, 4.50%, 5/1/2048	160,000	159,053
Total Illinois		11,795,808
Indiana — 2.6%
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (c)	1,000,000	815,232
City of Valparaiso Rev., 5.38%, 12/1/2041 (c)	1,550,000	1,216,835
Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project Series 2020A, Rev., 5.00%, 7/1/2055	455,000	421,161
Indiana Housing and Community Development Authority, Vita of Marion Project Series 2021A, Rev., 5.25%, 4/1/2041 (c)	1,250,000	1,011,506
Indianapolis Local Public Improvement Bond Bank Series 2023F-1, Rev., 5.25%, 3/1/2067	1,000,000	1,066,009
Total Indiana		4,530,743
Kansas — 0.5%
City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.
Series 2018 I, Rev., 5.00%, 5/15/2033	500,000	456,078
Series 2018 I, Rev., 5.00%, 5/15/2038	500,000	404,285
Total Kansas		860,363

13

JPMorgan High Yield Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Louisiana — 1.2%
Louisiana Public Facilities Authority, Lincoln Preparatory School Project Series 2021A, Rev., 5.25%, 6/1/2051 (c)	1,145,000	961,964
Louisiana Public Facilities Authority, Mentorship Steam Academy Project
Series 2021A, Rev., 5.00%, 6/1/2051 (c)	700,000	568,192
Series 2021A, Rev., 5.00%, 6/1/2056 (c)	740,000	585,090
Total Louisiana		2,115,246
Maryland — 0.6%
Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Series 2008D, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	1,000,000	1,000,000
Michigan — 2.9%
City of Detroit, Unlimited Tax Series 2020, GO, 5.50%, 4/1/2050	2,460,000	2,550,129
State of Michigan Trunk Line Series 2020 B, Rev., 4.00%, 11/15/2045	2,550,000	2,566,764
Total Michigan		5,116,893
Montana — 0.5%
County of Gallatin, Bozeman Fiber Project Series 2021A, Rev., 4.00%, 10/15/2032 (c)	1,000,000	933,205
Nebraska — 0.6%
Central Plains Energy Project, Gas Project No. 4 Series 2023 A-1, Rev., 5.00%, 11/1/2029 (b)	1,000,000	1,056,921
New Jersey — 3.1%
New Jersey Economic Development Authority Series 2020, Rev., 5.00%, 1/1/2040 (c) (d)	3,000,000	2,076,180
New Jersey Economic Development Authority, Black Horse EHT Urban Renewal LLC Project Series 2019A, Rev., 5.00%, 10/1/2039 (c) (d)	2,000,000	1,321,614
New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project Series 2018A, Rev., 5.00%, 10/1/2033 (c)	1,000,000	971,083
Tobacco Settlement Financing Corp. Series 2018B, Rev., 5.00%, 6/1/2046	1,000,000	1,018,664
Total New Jersey		5,387,541
New York — 12.3%
Buffalo & Fort Erie Public Bridge Authority Series 2017, Rev., 5.00%, 1/1/2047	1,000,000	1,024,528
Build NYC Resource Corp., Richmond Charter Schools Series 2021A, Rev., 5.00%, 6/1/2051 (c)	575,000	538,448
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
City of New York, Fiscal Year 2023 Series 2023A, Subseries A-3, GO, VRDO, LIQ : Bank of Montreal, 3.65%, 3/1/2024 (b)	3,800,000	3,800,000
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000,000	768,826
Monroe County Industrial Development Corp.,Rochester Regional Health Project Series 2020A, Rev., 4.00%, 12/1/2036	1,000,000	985,802
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019C-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.85%, 3/1/2024 (b)	5,000,000	5,000,000
New York Counties Tobacco Trust Series 2016 A-2B, Rev., 5.00%, 6/1/2051	1,500,000	1,414,787
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 5.00%, 1/1/2028	500,000	518,801
Rev., AMT, 5.00%, 1/1/2034	375,000	387,137
Series 2023, Rev., AMT, 6.00%, 4/1/2035	1,000,000	1,127,371
Rev., AMT, 4.38%, 10/1/2045	3,000,000	2,947,945
Series 2016 A, Rev., AMT, 5.00%, 7/1/2046	2,000,000	1,986,619
New York Transportation Development Corp., JFK International Airport New Terminal One Project Series 2023, Rev., AMT, AGM, 5.00%, 6/30/2049	1,000,000	1,049,360
Total New York		21,549,624
North Carolina — 0.6%
Water and Sewer Authority of Cabarrus County Series 2024, Rev., 4.00%, 6/1/2049	1,000,000	987,615
Ohio — 4.7%
Buckeye Tobacco Settlement Financing Authority
Series 2020A-2 CL 1, Rev., 4.00%, 6/1/2039	1,155,000	1,162,504
Series 2020B-2, Rev., 5.00%, 6/1/2055	2,000,000	1,905,786
Series 2020B-3, Rev., Zero Coupon, 6/1/2057	25,000,000	2,613,352
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project Series 2023, Rev., 5.00%, 12/1/2028 (b) (c)	1,515,000	1,538,121
Ohio Air Quality Development Authority, Duke Energy Corp. Series 2022A, Rev., AMT, 4.25%, 6/1/2027 (b)	1,000,000	1,009,384
Total Ohio		8,229,147

14

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oklahoma — 1.5%
Oklahoma Development Finance Authority, Health System, OU Medicine Project Series 2018B, Rev., 5.50%, 8/15/2057	2,600,000	2,637,235
Pennsylvania — 1.7%
Allegheny County Airport Authority, Pittsburgh International Airport Series 2023A, Rev., AMT, AGM, 5.50%, 1/1/2048	1,000,000	1,102,370
Pennsylvania Economic Development Financing Authority, Senior Insured, Capitol Region Parking System Series 2024 A, Rev., AGM, 4.00%, 1/1/2041 (e)	1,200,000	1,171,944
Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018A, Rev., 4.50%, 6/1/2029 (c)	600,000	598,854
Total Pennsylvania		2,873,168
Puerto Rico — 4.1%
Commonwealth of Puerto Rico Series A, GO, 0.00%, 11/1/2043 (b)	2,441,233	1,428,121
Puerto Rico Sales Tax Financing Corp. Sales Tax (Puerto Rico)
Series A-1, Rev., Zero Coupon, 7/1/2046	8,230,000	2,669,124
Series A-2, Rev., 4.78%, 7/1/2058	3,100,000	3,084,507
Total Puerto Rico		7,181,752
Tennessee — 2.0%
Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project Series 2018, Rev., 5.13%, 6/1/2036 (c)	425,000	433,603
Shelby County Health Educational and Housing Facilities Board Retirement Facility The Farm At Bailey Station Series 2019A, Rev., 5.50%, 10/1/2039	3,000,000	2,354,292
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019A, Rev., 5.75%, 10/1/2059	1,000,000	694,763
Total Tennessee		3,482,658
Texas — 3.2%
Arlington Higher Education Finance Corp., Winfree Academy Charter Schools Series 2019A, Rev., 5.75%, 8/15/2043	1,000,000	1,001,812
City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, Zero Coupon, 12/1/2027 (f)	30,000	26,782
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series 2018A, Rev., 5.50%, 7/1/2054	1,000,000	780,350
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Rev., 4.00%, 1/1/2037	625,000	489,942
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project Series 2020A, Rev., 6.25%, 11/15/2031	500,000	486,286
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC Project Series 2019, Rev., AMT, 5.00%, 6/30/2058	1,625,000	1,646,857
Texas Water Development Board Series 2023 A, Rev., 5.00%, 10/15/2058	1,080,000	1,174,905
Total Texas		5,606,934
Utah — 1.4%
Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax GO, 4.25%, 6/1/2041 (c)	1,100,000	870,720
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area Series 2020B, 6.25%, 8/1/2030 (c)	1,000,000	937,224
Utah Charter School Finance Authority, Wallace Stegner Academy
Series 2022A, Rev., 5.25%, 6/15/2032 (c)	250,000	252,642
Series 2022A, Rev., 5.63%, 6/15/2042 (c)	400,000	400,380
Total Utah		2,460,966
Virginia — 3.2%
Fredericksburg Economic Development Authority, Stadium Project
Series 2021A, Rev., 7.00%, 11/15/2026 (c)	475,000	475,711
Series 2019B, Rev., 6.13%, 9/1/2029 (c)	1,480,000	1,229,827
Series 2019B, Rev., 7.00%, 9/1/2044 (c)	1,000,000	579,444
Roanoke County Economic Development Authority, Residential Care Facility, Richfield Living
Series 2019A, Rev., 4.75%, 9/1/2029 (d)	805,000	744,392
Series 2019A, Rev., 5.00%, 9/1/2034 (d)	1,660,000	1,535,019
Virginia Small Business Financing Authority, Environmental Facilities Series 2022, Rev., 5.00%, 11/15/2024 (b)	1,000,000	1,000,983
Total Virginia		5,565,376

15

JPMorgan High Yield Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — 0.6%
Washington State Housing Finance Commission, Seattle Academy of Arts and Science Project Series 2023, Rev., 6.38%, 7/1/2063 (c)	1,000,000	1,090,784
Wisconsin — 5.4%
Public Finance Authority, Cedars Obligated Group Series 2019, Rev., 4.25%, 5/1/2029 (c)	855,000	770,367
Public Finance Authority, Presbyterian Villages of Michigan Obligated Group Series 2020A, Rev., 4.00%, 11/15/2042 (c)	3,955,000	2,903,909
Public Finance Authority, Ripple Ranch, LLC Obligate Series 2021A, Rev., 5.25%, 12/1/2051 (c)	800,000	560,690
Public Finance Authority, The Franklin School of Innovation Rev., 5.00%, 1/1/2042 (c)	250,000	221,836
Public Finance Authority, Viticus Group Project Series 2022A, Rev., 4.00%, 12/1/2031 (c)	400,000	369,221
Public Finance Authority, Wilson Preparatory Academy
Series 2019A, Rev., 5.00%, 6/15/2039 (c)	500,000	487,962
Series 2019A, Rev., 5.00%, 6/15/2049 (c)	1,100,000	1,015,409
Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group Series 2016 A, Rev., 5.00%, 11/15/2035	1,000,000	1,031,417
Wisconsin Health and Educational Facilities Authority, Forensic science and Protective Medicine Collaboration, Inc. Project Series 2024, Rev., 5.00%, 8/1/2027 (c) (e)	1,000,000	1,024,489
Wisconsin Housing and Economic Development Authority Home Ownership Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 9/1/2054	1,000,000	1,094,091
Total Wisconsin		9,479,391
Total Municipal Bonds (Cost $166,895,711)		159,164,191
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 9.1%
Investment Companies — 9.1%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (g) (h) (Cost $15,937,390)	15,936,656	15,938,250
Total Investments — 100.1% (Cost $182,833,101)		175,102,441
Liabilities in Excess of Other Assets — (0.1)%		(142,646)
NET ASSETS — 100.0%		174,959,795

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Defaulted security.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Security is prerefunded or escrowed to maturity.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 29, 2024.

16

JPMorgan Limited Duration Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 37.7%
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class A, 6.26%, 12/18/2037 (a) (b)	201,838	201,157
American Credit Acceptance Receivables Trust Series 2023-1, Class A, 5.45%, 9/14/2026 (a)	701,919	701,598
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-7, Class M1, 4.84%, 8/25/2033 (b)	3,197	3,297
Amortizing Residential Collateral Trust Series 2002-BC9, Class M1, 7.09%, 12/25/2032 (b)	1,111,109	1,037,414
AMSR Trust
Series 2020-SFR3, Class A, 1.36%, 9/17/2037 (a)	7,104,240	6,666,198
Series 2021-SFR2, Class A, 1.53%, 8/17/2038 (a)	4,000,000	3,645,736
Apidos CLO (Cayman Islands) Series 2019-31A, Class A1R, 6.68%, 4/15/2031 (a) (b)	4,350,000	4,357,430
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (a)	74,473	73,691
Auxilior Term Funding LLC Series 2023-1A, Class A2, 6.18%, 12/15/2028 (a)	1,015,000	1,019,351
Ballyrock CLO Ltd. (Cayman Islands)
Series 2020-2A, Class A1R, 6.59%, 10/20/2031 (a) (b)	3,164,637	3,165,061
Series 2019-1A, Class A1R, 6.61%, 7/15/2032 (a) (b)	6,415,000	6,427,978
Bear Stearns Asset-Backed Securities I Trust Series 2005-HE1, Class M2, 5.24%, 1/25/2035 (b)	320,946	323,150
Bear Stearns Asset-Backed Securities Trust Series 2003-SD1, Class A, 6.34%, 12/25/2033 (b)	392,475	372,207
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A, 3.28%, 9/26/2033 (a)	1,096,057	1,046,700
BSPRT Issuer Ltd. (Cayman Islands) Series 2022-FL8, Class A, 6.82%, 2/15/2037 (a) (b)	5,000,000	4,978,535
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	644,633	624,900
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	1,286,271	1,203,363
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (a)	7,555,502	7,298,679
BXG Receivables Note Trust Series 2018-A, Class A, 3.77%, 2/2/2034 (a)	738,958	718,241
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

BXMT Ltd. (Cayman Islands) Series 2020-FL3, Class A, 6.84%, 11/15/2037 (a) (b)	7,137,021	6,899,401
CarMax Auto Owner Trust
Series 2020-4, Class A3, 0.50%, 8/15/2025	274,680	273,011
Series 2022-2, Class A3, 3.49%, 2/16/2027	4,155,052	4,090,127
Carvana Auto Receivables Trust
Series 2020-P1, Class A4, 0.61%, 10/8/2026	1,450,606	1,413,935
Series 2023-N4, Class A, 6.42%, 1/10/2028 (a)	4,588,169	4,616,019
Centex Home Equity Loan Trust Series 2002-A, Class MV1, 6.29%, 1/25/2032 (b)	68,034	68,564
CF Hippolyta Issuer LLC Series 2020-1, Class A1, 1.69%, 7/15/2060 (a)	2,307,094	2,145,476
CoreVest American Finance Trust
Series 2020-2, Class A, 3.38%, 5/15/2052 (a)	623,372	605,366
Series 2020-4, Class A, 1.17%, 12/15/2052 (a)	3,761,794	3,512,803
Countrywide Asset-Backed Certificates
Series 2003-BC2, Class 2A1, 6.04%, 6/25/2033 (b)	227,054	222,718
Series 2004-S1, Class M2, 5.58%, 2/25/2035 (c)	14,789	14,581
CPS Auto Receivables Trust
Series 2023-A, Class A, 5.54%, 3/16/2026 (a)	1,000,125	999,536
Series 2022-C, Class A, 4.18%, 4/15/2030 (a)	1,086,630	1,084,796
Credit Acceptance Auto Loan Trust Series 2023-3A, Class A, 6.39%, 8/15/2033 (a)	2,375,000	2,402,522
Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	436,958	408,924
DLLST LLC Series 2022-1A, Class A3, 3.40%, 1/21/2025 (a)	1,856,303	1,847,553
DT Auto Owner Trust
Series 2022-2A, Class A, 2.88%, 6/15/2026 (a)	70,632	70,569
Series 2021-1A, Class C, 0.84%, 10/15/2026 (a)	369,550	366,655
Series 2023-1A, Class A, 5.48%, 4/15/2027 (a)	1,957,091	1,953,700
Elmwood CLO Ltd. (Cayman Islands) Series 2020-2A, Class AR, 6.73%, 10/20/2034 (a) (b)	7,500,000	7,500,697
Enterprise Fleet Financing LLC Series 2022-1, Class A2, 3.03%, 1/20/2028 (a)	1,818,871	1,792,714
Exeter Automobile Receivables Trust Series 2023-4A, Class C, 6.51%, 8/15/2028	2,500,000	2,533,956

17

JPMorgan Limited Duration Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
First Franklin Mortgage Loan Trust
Series 2002-FF1, Class M1, 6.49%, 4/25/2032 (b)	47,044	47,917
Series 2002-FF4, Class M1, 7.01%, 2/25/2033 (b)	578,174	465,474
Series 2003-FFH1, Class M2, 8.06%, 9/25/2033 (b)	226,749	199,146
Series 2004-FF8, Class M4, 7.04%, 10/25/2034 (b)	205,394	126,282
FirstKey Homes Trust Series 2021-SFR1, Class A, 1.54%, 8/17/2038 (a)	6,824,509	6,227,786
FS Rialto (Cayman Islands) Series 2021-FL3, Class A, 6.69%, 11/16/2036 (a) (b)	5,237,191	5,208,476
Galaxy CLO Ltd. (Cayman Islands) Series 2013-15A, Class ARR, 6.55%, 10/15/2030 (a) (b)	1,512,702	1,513,006
Goodgreen (Cayman Islands)
Series 2018-1A, Class A, 3.93%, 10/15/2053 ‡ (a) (b)	1,944,999	1,766,909
Series 2019-1A, Class A, 3.86%, 10/15/2054 ‡ (a)	1,384,892	1,229,311
Goodgreen Trust Series 2017-2A, Class A, 3.26%, 10/15/2053 ‡ (a)	1,217,769	1,084,597
GreenPoint Mortgage Funding Trust Series 2005-HE3, Class A, 5.61%, 9/15/2030 (b)	7,921	7,689
HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (a)	774,350	685,861
Hilton Grand Vacations Trust
Series 2018-AA, Class A, 3.54%, 2/25/2032 (a)	314,190	307,185
Series 2022-2A, Class A, 4.30%, 1/25/2037 (a)	1,721,183	1,663,523
Series 2020-AA, Class A, 2.74%, 2/25/2039 (a)	708,156	669,705
LCM Ltd. (Cayman Islands) Series 29A, Class AR, 6.65%, 4/15/2031 (a) (b)	5,000,000	4,999,405
Lendingpoint Asset Securitization Trust
Series 2022-B, Class A, 4.77%, 10/15/2029 (a)	1,383,265	1,373,443
Series 2022-C, Class A, 6.56%, 2/15/2030 (a)	1,178,033	1,177,696
Lendmark Funding Trust Series 2022-1A, Class A, 5.12%, 7/20/2032 (a)	3,000,000	2,965,797
LP LMS Asset Securitization Trust
Series 2021-2A, Class A, 1.75%, 1/15/2029 (a)	55,429	55,269
Series 2023-1A, Class A, 8.18%, 10/17/2033 (a)	1,826,467	1,833,093
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 8/21/2034 (a)	1,184,360	1,167,031
Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	3,000,000	2,747,608
Marlin Receivables LLC Series 2022-1A, Class A2, 4.53%, 9/20/2025 (a)	974,606	972,033
MF1 Ltd. (Cayman Islands)
Series 2021-FL7, Class A, 6.51%, 10/16/2036 (a) (b)	3,300,386	3,278,923
Series 2022-FL8, Class A, 6.67%, 2/19/2037 (a) (b)	5,000,000	4,968,245
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands) Series 2020-37A, Class AR, 6.55%, 7/20/2031 (a) (b)	4,368,570	4,367,286
New Century Home Equity Loan Trust Series 2003-5, Class AII, 3.84%, 11/25/2033 (b)	172,305	140,087
OCP CLO Ltd. (Cayman Islands) Series 2015-9A, Class A1R2, 6.57%, 1/15/2033 (a) (b)	5,000,000	5,004,235
OneMain Financial Issuance Trust Series 2021-1A, Class A1, 1.55%, 6/16/2036 (a)	5,000,000	4,488,768
Oportun Issuance Trust Series 2022-A, Class A, 5.05%, 6/9/2031 (a)	5,000,000	4,949,081
Pagaya AI Technology in Housing Trust Series 2023-1, Class A, 3.60%, 10/25/2040 (a)	3,500,000	3,200,288
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2021-3A, Class A1, 6.38%, 7/20/2029 (a) (b)	1,630,044	1,630,689
Series 2021-4A, Class A1, 6.38%, 10/15/2029 (a) (b)	2,910,944	2,905,614
Series 2022-2A, Class A1, 6.58%, 10/15/2030 (a) (b)	3,774,165	3,771,357
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (c)	1,620,796	1,596,827
Progress Residential
Series 2021-SFR1, Class A, 1.05%, 4/17/2038 (a)	3,010,165	2,756,684
Series 2021-SFR4, Class A, 1.56%, 5/17/2038 (a)	4,984,281	4,585,801
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (a)	8,925,255	8,342,619
Series 2020-SFR2, Class A, 2.08%, 6/17/2037 (a)	5,038,016	4,823,449
Series 2021-SFR8, Class A, 1.51%, 10/17/2038 (a)	4,466,301	4,051,718
Series 2023-SFR1, Class A, 4.30%, 3/17/2040 (a)	3,392,478	3,278,265

18

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2024-SFR1, Class A, 3.35%, 2/17/2041 (a)	5,500,000	5,052,527
PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (a) (c)	1,140,637	1,117,000
RASC Trust Series 2003-KS4, Class MI2, 5.01%, 6/25/2033 (c)	493,376	371,948
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (a)	2,750,000	2,639,357
Santander Drive Auto Receivables Trust Series 2022-4, Class A3, 4.14%, 2/16/2027	4,166,846	4,144,835
SCF Equipment Leasing LLC Series 2022-2A, Class A3, 6.50%, 10/21/2030 (a)	5,900,000	5,959,347
Sierra Timeshare Receivables Funding LLC
Series 2019-2A, Class A, 2.59%, 5/20/2036 (a)	309,988	306,768
Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	455,383	435,007
SoFi Professional Loan Program Trust
Series 2021-B, Class AFX, 1.14%, 2/15/2047 (a)	2,831,519	2,402,929
Series 2018-B, Class A2FX, 3.34%, 8/25/2047 (a)	635,160	620,165
Structured Asset Investment Loan Trust Series 2003-BC2, Class A3, 6.14%, 4/25/2033 (b)	7,894	7,942
Symphony CLO Ltd. (Cayman Islands) Series 2016-18A, Class A1RR, 6.68%, 7/23/2033 (a) (b)	5,000,000	5,007,970
Tesla Auto Lease Trust Series 2021-B, Class A4, 0.63%, 9/22/2025 (a)	2,680,000	2,654,463
Toyota Auto Receivables Owner Trust Series 2020-C, Class A4, 0.57%, 10/15/2025	2,792,444	2,764,122
Tricon American Homes Series 2020-SFR1, Class A, 1.50%, 7/17/2038 (a)	5,974,566	5,471,229
Tricon American Homes Trust Series 2019-SFR1, Class A, 2.75%, 3/17/2038 (a)	3,253,046	3,079,111
Upstart Securitization Trust
Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	1,772,741	1,766,304
Series 2023-1, Class A, 6.59%, 2/20/2033 (a)	1,940,771	1,940,415
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (a)	1,195,816	1,166,715
VCAT LLC Series 2021-NPL1, Class A1, 5.29%, 12/26/2050 (a) (c)	481,066	477,912
Verdant Receivables LLC Series 2023-1A, Class A2, 6.24%, 1/13/2031 (a)	2,808,187	2,811,276
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (c)	1,336,949	1,285,578
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

VOLT XCII LLC Series 2021-NPL1, Class A1, 4.89%, 2/27/2051 (a) (c)	894,430	872,499
VOLT XCIII LLC Series 2021-NPL2, Class A1, 4.89%, 2/27/2051 (a) (c)	3,374,647	3,274,078
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (c)	2,774,878	2,711,789
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (c)	959,357	931,625
VOLT XCV LLC Series 2021-NPL4, Class A1, 5.24%, 3/27/2051 (a) (c)	1,530,136	1,497,707
VOLT XCVI LLC Series 2021-NPL5, Class A1, 5.12%, 3/27/2051 (a) (c)	1,915,026	1,873,517
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (c)	2,773,214	2,715,596
Westgate Resorts LLC Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	361,772	358,230
Westlake Automobile Receivables Trust
Series 2022-3A, Class A2, 5.24%, 7/15/2025 (a)	635,405	635,367
Series 2022-2A, Class A3, 3.75%, 4/15/2026 (a)	5,003,787	4,980,046
Series 2023-3A, Class A3, 5.82%, 5/17/2027 (a)	4,000,000	4,024,590
World Omni Auto Receivables Trust Series 2024-A, Class A4, 4.84%, 10/15/2029	2,890,000	2,880,105
World Omni Select Auto Trust Series 2020-A, Class B, 0.84%, 6/15/2026	669,262	667,133
Total Asset-Backed Securities (Cost $282,000,935)		274,227,689
Collateralized Mortgage Obligations — 28.8%
Alternative Loan Trust
Series 2004-J4, Class 1A6, 5.40%, 6/25/2034 (c)	207	201
Series 2004-33, Class 3A3, 4.50%, 12/25/2034 (b)	102,988	94,379
Banc of America Funding Trust Series 2006-1, Class 2A1, 5.50%, 1/25/2036	85,252	71,235
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 4.60%, 5/25/2034 (b)	76,882	72,578
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC6, Class M1, 6.44%, 11/25/2034 (b)	89,508	19,623
Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1, 6.07%, 10/25/2041 (a) (b)	133,118	133,077
Series 2021-R03, Class 1M1, 6.17%, 12/25/2041 (a) (b)	3,248,321	3,246,806
Series 2022-R01, Class 1M1, 6.32%, 12/25/2041 (a) (b)	1,967,144	1,967,451

19

JPMorgan Limited Duration Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2022-R06, Class 1M1, 8.07%, 5/25/2042 (a) (b)	2,682,879	2,748,287
Series 2022-R07, Class 1M1, 8.27%, 6/25/2042 (a) (b)	4,049,107	4,161,989
Series 2022-R08, Class 1M1, 7.87%, 7/25/2042 (a) (b)	1,550,676	1,592,839
Series 2024-R01, Class 1M1, 6.37%, 1/25/2044 (a) (b)	2,604,840	2,605,431
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-5, Class 1A1, 5.00%, 7/25/2020	2,285	2,124
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	230,267	220,192
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, Class 2A4, 6.30%, 10/25/2033 (b)	135,042	129,585
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 3.74%, 2/25/2020 (b)	21,176	20,476
FHLMC STACR REMIC Trust Series 2021-DNA3, Class M1, 6.07%, 10/25/2033 (a) (b)	909,739	909,175
FHLMC, REMIC
Series 1974, Class ZA, 7.00%, 7/15/2027	9,698	9,696
Series 3737, Class DG, 5.00%, 10/15/2030	67,362	66,850
Series 4120, Class KI, IO, 3.00%, 10/15/2032	677,256	38,627
Series 5000, Class CB, 1.25%, 1/25/2035	4,171,747	3,615,841
Series 3300, Class FA, 5.74%, 8/15/2035 (b)	100,627	99,471
Series 3085, Class VS, IF, 6.96%, 12/15/2035 (b)	94,846	102,457
Series 4867, Class WF, 5.65%, 4/15/2037 (b)	6,802,800	6,745,094
Series 4350, Class AF, 5.81%, 12/15/2037 (b)	1,827,363	1,764,186
Series 4350, Class FK, 5.55%, 6/15/2038 (b)	2,117,492	2,045,457
Series 4515, Class FA, 5.83%, 8/15/2038 (b)	1,040,208	1,028,667
Series 4350, Class KF, 5.81%, 1/15/2039 (b)	346,138	334,231
Series 4448, Class TF, 5.56%, 5/15/2040 (b)	2,033,566	1,993,298
Series 4480, Class FM, 5.47%, 6/15/2040 (b)	2,587,460	2,494,650
Series 4457, Class KF, 5.42%, 10/15/2040 (b)	3,448,881	3,373,294
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 4363, Class FA, 5.36%, 9/15/2041 (b)	1,648,001	1,612,433
Series 4413, Class WF, 5.49%, 10/15/2041 (b)	1,516,364	1,466,041
Series 4559, Class AF, 5.83%, 3/15/2042 (b)	1,062,236	1,059,715
Series 4074, Class FE, 5.84%, 7/15/2042 (b)	1,260,075	1,232,827
Series 4150, Class F, 5.81%, 1/15/2043 (b)	3,454,292	3,346,164
Series 4161, Class YF, 5.81%, 2/15/2043 (b)	2,537,297	2,459,279
Series 4281, Class FB, 5.99%, 12/15/2043 (b)	1,735,767	1,698,621
Series 4606, Class FL, 5.94%, 12/15/2044 (b)	3,579,572	3,491,511
Series 4594, Class GN, 2.50%, 2/15/2045	1,721,031	1,541,068
Series 5072, Class QC, 1.00%, 10/25/2050	5,200,574	4,006,117
FHLMC, STRIPS
Series 343, Class F4, 5.81%, 10/15/2037 (b)	1,717,943	1,692,239
Series 328, Class S4, IF, IO, 1.82%, 2/15/2038 (b)	3,227,516	196,258
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-51, Class 1A, PO, 9/25/2042	38,032	31,228
Series T-54, Class 4A, 4.18%, 2/25/2043 (b)	686,162	618,138
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1, 4.73%, 12/25/2034 (b)	74,648	68,510
Flagstar Mortgage Trust Series 2019-2, Class A2, 3.50%, 12/25/2049 (a) (b)	1,387,087	1,216,977
FNMA Trust, Whole Loan Series 2004-W2, Class 4A, 4.24%, 2/25/2044 (b)	103,423	99,663
FNMA, Grantor Trust, Whole Loan
Series 2002-T6, Class A4, 5.11%, 3/25/2041 (b)	351,177	332,841
Series 2001-T8, Class A1, 7.50%, 7/25/2041	119,125	119,711
FNMA, REMIC
Series G94-9, Class PJ, 6.50%, 8/17/2024	123	123
Series 2013-43, Class YH, 2.50%, 5/25/2033	678,305	634,156
Series 2004-17, Class BF, 5.79%, 1/25/2034 (b)	86,565	86,420
Series 2006-3, Class SB, IF, IO, 1.26%, 7/25/2035 (b)	78,081	798
Series 2006-16, Class HZ, 5.50%, 3/25/2036	104,837	102,765

20

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2006-124, Class FC, 5.79%, 1/25/2037 (b)	542,981	531,203
Series 2014-23, Class FA, 5.67%, 10/25/2039 (b)	7,744,436	7,599,188
Series 2012-38, Class PA, 2.00%, 9/25/2041	814,759	744,042
Series 2012-93, Class ME, 2.50%, 1/25/2042	997,391	912,072
Series 2012-13, Class FA, 6.02%, 2/25/2042 (b)	4,841,288	4,747,768
Series 2012-31, Class FB, 5.99%, 4/25/2042 (b)	3,840,302	3,762,116
Series 2013-23, Class KJ, 2.25%, 5/25/2042	1,527,463	1,377,067
Series 2012-119, Class FB, 5.79%, 11/25/2042 (b)	2,543,000	2,462,079
Series 2012-139, Class JA, 3.50%, 12/25/2042	1,905,066	1,771,235
Series 2013-6, Class FL, 5.84%, 2/25/2043 (b)	624,545	607,137
Series 2014-49, Class AF, 5.68%, 8/25/2044 (b)	104,671	101,536
Series 2015-42, Class BF, 5.77%, 6/25/2045 (b)	2,423,863	2,384,254
Series 2016-25, Class LA, 3.00%, 7/25/2045	6,695,122	6,137,417
Series 2016-33, Class JA, 3.00%, 7/25/2045	2,315,752	2,128,246
Series 2015-91, Class AF, 5.53%, 12/25/2045 (b)	2,436,523	2,403,169
Series 2016-58, Class SA, IO, 1.33%, 8/25/2046 (b)	6,237,968	269,952
Series 2017-108, Class PA, 3.00%, 6/25/2047	1,463,820	1,329,096
Series 2017-104, Class LA, 3.00%, 11/25/2047	1,019,624	909,537
Series 2019-38, Class PC, 3.00%, 2/25/2048	2,297,623	2,101,548
Series 2019-77, Class FP, 5.99%, 1/25/2050 (b)	9,252,507	9,009,067
Series 2014-66, Class WF, 5.81%, 10/25/2054 (b)	998,979	988,406
Series 2019-74, Class BF, 5.99%, 12/25/2059 (b)	4,437,864	4,310,778
FNMA, REMIC Trust, Whole Loan
Series 2003-W4, Class 5A, 4.05%, 10/25/2042 (b)	333,863	320,468
Series 2003-W15, Class 3A, 4.60%, 12/25/2042 (b)	360,470	336,935
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2003-W1, Class 2A, 5.28%, 12/25/2042 (b)	109,434	104,431
Series 2009-W1, Class A, 6.00%, 12/25/2049	118,202	120,471
GNMA
Series 2011-158, Class EB, 4.00%, 12/20/2026	1,906,661	1,866,191
Series 2010-166, Class GP, 3.00%, 4/20/2039	167,144	164,842
Series 2012-61, Class FM, 5.84%, 5/16/2042 (b)	3,379,959	3,338,657
Series 2012-H21, Class FA, 5.96%, 7/20/2062 (b)	795,878	792,614
Series 2012-H29, Class FA, 5.98%, 10/20/2062 (b)	664,718	662,502
Series 2013-H16, Class FA, 6.00%, 7/20/2063 (b)	1,789,815	1,783,448
Series 2014-H07, Class FC, 6.06%, 5/20/2064 (b)	8,569,003	8,545,194
Series 2014-H11, Class JA, 5.96%, 6/20/2064 (b)	1,980,281	1,970,917
Series 2014-H17, Class FM, 5.94%, 8/20/2064 (b)	6,301,979	6,273,713
Series 2015-H03, Class FD, 6.10%, 1/20/2065 (b)	3,523,915	3,498,433
Series 2015-H04, Class FL, 5.93%, 2/20/2065 (b)	5,448,862	5,426,921
Series 2015-H12, Class FJ, 5.89%, 5/20/2065 (b)	2,817,582	2,805,372
Series 2015-H14, Class FB, 5.89%, 5/20/2065 (b)	2,850,286	2,837,982
Series 2015-H12, Class FA, 5.94%, 5/20/2065 (b)	3,831,782	3,817,687
Series 2015-H15, Class FB, 6.06%, 6/20/2065 (b)	5,682,841	5,644,275
Series 2015-H19, Class FN, 5.90%, 7/20/2065 (b)	5,816,414	5,787,975
Series 2015-H23, Class TA, 5.93%, 9/20/2065 (b)	8,365,743	8,327,571
GSAA Trust Series 2004-CW1, Class 1A1, 5.50%, 4/1/2034	353,631	326,374
GSR Mortgage Loan Trust Series 2004-10F, Class 7A1, 5.50%, 9/25/2034	64,388	61,520
Impac CMB Trust
Series 2004-6, Class 1A2, 6.22%, 10/25/2034 (b)	29,789	28,941
Series 2005-5, Class A1, 6.08%, 8/25/2035 (b)	277,251	251,715

21

JPMorgan Limited Duration Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
IndyMac INDA Mortgage Loan Trust Series 2007-AR1, Class 1A1, 3.72%, 3/25/2037 (b)	193,966	140,293
JPMorgan Mortgage Trust Series 2003-A1, Class 1A1, 4.69%, 10/25/2033 (b)	18,344	16,574
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 5.95%, 4/21/2034 (b)	51,768	48,654
Series 2004-13, Class 3A7B, 6.80%, 11/21/2034 (b)	167,716	154,826
MASTR Seasoned Securitization Trust Series 2003-1, Class 3A2, 5.84%, 2/25/2033 (b)	33,833	31,882
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
Series 2002-TBC1, Class B1, 6.43%, 9/15/2030 (b)	11,481	10,664
Series 2002-TBC1, Class B2, 6.83%, 9/15/2030 (b)	4,730	3,736
Series 2001-TBC1, Class B1, 6.31%, 11/15/2031 (b)	51,699	47,110
Merrill Lynch Mortgage Investors Trust
Series 2004-D, Class A1, 6.10%, 9/25/2029 (b)	72,432	68,556
Series 2004-1, Class 2A3, 5.07%, 12/25/2034 (b)	58,747	52,864
Metlife Securitization Trust
Series 2017-1A, Class A, 3.00%, 4/25/2055 (a) (b)	551,872	515,338
Series 2018-1A, Class A, 3.75%, 3/25/2057 (a) (b)	1,698,685	1,600,430
Morgan Stanley Dean Witter Capital I, Inc. Trust
Series 2003-HYB1, Class A4, 6.32%, 3/25/2033 (b)	36,909	31,565
Series 2003-HYB1, Class B1, 6.32%, 3/25/2033 (b)	36,238	19,558
Morgan Stanley Mortgage Loan Trust
Series 2004-3, Class 4A, 5.64%, 4/25/2034 (b)	542,866	528,388
Series 2004-5AR, Class 3A3, 5.54%, 7/25/2034 (b)	67,348	59,567
Series 2004-5AR, Class 3A5, 5.54%, 7/25/2034 (b)	379,536	350,326
Series 2004-11AR, Class 1A2A, 5.75%, 1/25/2035 (b)	168,952	155,145
MRFC Mortgage Pass-Through Trust Series 2002-TBC2, Class B1, 6.28%, 8/15/2032 (b)	29,928	26,904
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

NAAC Reperforming Loan REMIC Trust Certificates Series 2004-R3, Class AF, 5.89%, 2/25/2035 (a) (b)	503,385	399,325
New Residential Mortgage Loan Trust Series 2018-4A, Class A1S, 6.19%, 1/25/2048 (a) (b)	1,057,944	1,020,584
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2003-A3, Class A1, 5.50%, 8/25/2033 (c)	123,139	120,309
Prime Mortgage Trust Series 2005-2, Class 2A1, 5.88%, 10/25/2032 (b)	169,474	165,773
PRPM LLC Series 2020-6, Class A1, 5.36%, 11/25/2025 (a) (c)	1,780,685	1,776,184
RFMSI Trust
Series 2005-SA2, Class 2A2, 5.26%, 6/25/2035 (b)	298,745	279,385
Series 2006-SA4, Class 2A1, 5.55%, 11/25/2036 (b)	140,391	119,647
Seasoned Credit Risk Transfer Trust Series 2020-1, Class M55G, 3.00%, 8/25/2059	6,907,478	6,159,410
Sequoia Mortgage Trust
Series 11, Class A, 6.33%, 12/20/2032 (b)	7,051	6,145
Series 2003-3, Class A2, 6.38%, 7/20/2033 (b)	57,357	50,063
Series 2004-11, Class A2, 6.44%, 12/20/2034 (b)	245,228	208,262
Structured Asset Mortgage Investments II Trust Series 2004-AR1, Class 1A1, 6.13%, 3/19/2034 (b)	24,960	22,748
Structured Asset Mortgage Investments Trust Series 2002-AR2, Class A3, 6.18%, 7/19/2032 (b)	109,107	72,775
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-24A, Class 2A, 6.97%, 7/25/2033 (b)	239,411	226,260
Series 2003-40A, Class 4A, 7.75%, 1/25/2034 (b)	112,744	103,303
Thornburg Mortgage Securities Trust Series 2004-4, Class 5A, 3.04%, 12/25/2044 (b)	1,218,366	1,032,643
Towd Point Mortgage Trust Series 2018-4, Class A1, 3.00%, 6/25/2058 (a) (b)	2,805,890	2,595,717
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR3, Class A1, 4.56%, 6/25/2034 (b)	234,077	210,073
Series 2004-AR11, Class A, 5.96%, 10/25/2034 (b)	116,822	110,311
Total Collateralized Mortgage Obligations (Cost $217,092,157)		209,044,229

22

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — 10.1%
FHLMC Gold Pools, Other Pool # U49009, 3.00%, 8/1/2028	733,606	707,071
FHLMC UMBS, 30 Year
Pool # RA2459, 4.00%, 4/1/2050	4,827,564	4,484,615
Pool # RA2904, 3.00%, 6/1/2050	4,587,454	3,969,420
Pool # RA2970, 2.50%, 7/1/2050	5,324,246	4,405,474
Pool # SD1787, 5.00%, 10/1/2052	3,468,019	3,443,386
Pool # SD8277, 5.50%, 12/1/2052	4,556,132	4,517,226
FNMA UMBS, 15 Year Pool # AD1969, 4.00%, 2/1/2025	77,748	76,961
FNMA UMBS, 20 Year
Pool # MA1338, 3.00%, 2/1/2033	804,282	752,276
Pool # MA1401, 3.00%, 4/1/2033	313,642	292,988
Pool # MA1490, 3.00%, 7/1/2033	1,039,919	971,125
FNMA UMBS, 30 Year
Pool # 995724, 6.00%, 4/1/2039	142,417	146,900
Pool # AD0588, 5.00%, 12/1/2039	685,880	680,569
Pool # AD9721, 5.50%, 8/1/2040	168,663	168,635
Pool # BM3048, 4.00%, 10/1/2042	2,965,047	2,821,503
Pool # AS4592, 4.00%, 2/1/2045	5,085,783	4,787,826
Pool # BM5560, 4.00%, 1/1/2046	3,466,195	3,298,426
Pool # CA0411, 4.00%, 9/1/2047	3,348,142	3,185,904
Pool # CA2489, 4.50%, 10/1/2048	600,702	571,101
Pool # BP7345, 3.00%, 6/1/2050	6,100,579	5,273,842
Pool # BQ7436, 3.00%, 9/1/2051	4,284,099	3,673,331
Pool # BQ7454, 3.00%, 12/1/2051	5,752,151	4,934,447
Pool # FS2898, 4.50%, 9/1/2052	5,388,707	5,104,848
Pool # FS3051, 5.00%, 10/1/2052	3,417,761	3,393,485
Pool # CB4839, 5.50%, 10/1/2052	3,640,061	3,612,039
FNMA, Other Pool # BK7908, 4.00%, 11/1/2048	260,301	239,588
GNMA I, 15 Year Pool # 723171, 4.50%, 10/15/2024	22,780	22,648
GNMA II, 30 Year Pool # CG5224, 3.50%, 8/20/2051	8,823,987	7,874,277
Total Mortgage-Backed Securities (Cost $82,845,786)		73,409,911
Commercial Mortgage-Backed Securities — 9.6%
20 Times Square Trust Series 2018-20TS, Class A, 3.10%, 5/15/2035 (a) (b)	1,883,802	1,727,494
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class A, 3.22%, 4/14/2033 (a)	3,500,000	3,365,786
BANK Series 2021-BN35, Class A2, 1.87%, 6/15/2064	2,650,000	2,419,911
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Bayview Commercial Asset Trust
Series 2005-2A, Class A2, 5.96%, 8/25/2035 (a) (b)	359,020	334,549
Series 2005-2A, Class M1, 6.08%, 8/25/2035 (a) (b)	71,704	67,055
Series 2007-3, Class A2, 5.87%, 7/25/2037 (a) (b)	351,367	316,619
BBCMS Mortgage Trust Series 2020-C7, Class A2, 2.02%, 4/15/2053	1,000,000	923,094
BBCMS Trust Series 2015-VFM, Class A1, 2.47%, 3/10/2036 (a)	685,602	655,505
BHMS Series 2018-ATLS, Class A, 6.86%, 7/15/2035 (a) (b)	6,000,000	5,980,899
BX Series 2021-MFM1, Class A, 6.13%, 1/15/2034 (a) (b)	3,065,047	3,042,059
BX Trust
Series 2021-BXMF, Class A, 6.07%, 10/15/2026 (a) (b)	7,507,721	7,418,567
Series 2021-LBA, Class AJV, 6.23%, 2/15/2036 (a) (b)	6,500,000	6,455,312
Commercial Mortgage Trust Series 2020-CBM, Class A1, 2.24%, 2/10/2037 (a) (b)	6,000,000	5,748,106
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN1, Class M1, 7.32%, 1/25/2051 (a) (b)	152,541	149,099
FHLMC, Multi-Family Structured Pass-Through Certificates
Series Q007, Class APT2, 3.47%, 10/25/2047 (b)	964,505	948,845
Series Q013, Class APT1, 2.05%, 5/25/2050 (b)	2,653,092	2,574,026
ILPT Commercial Mortgage Trust Series 2022-LPF2, Class A, 7.56%, 10/15/2039 (a) (b)	3,000,000	2,998,116
OAKST Commercial Mortgage Trust Series 2023-NLP, Class A, 6.09%, 3/15/2040 (a) (b)	2,000,000	2,008,310
One Bryant Park Trust Series 2019-OBP, Class A, 2.52%, 9/15/2054 (a)	5,000,000	4,265,818
ONE Mortgage Trust Series 2021-PARK, Class A, 6.13%, 3/15/2036 (a) (b)	7,000,000	6,816,250
SMR Mortgage Trust Series 2022-IND, Class A, 6.97%, 2/15/2039 (a) (b)	7,421,798	7,218,778
STWD Mortgage Trust (Cayman Islands) Series 2021-LIH, Class B, 7.09%, 11/15/2036 (a) (b)	2,300,000	2,267,656
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	36,602	33,610

23

JPMorgan Limited Duration Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Wells Fargo Commercial Mortgage Trust Series 2021-SAVE, Class A, 6.58%, 2/15/2040 (a) (b)	2,158,874	2,145,405
Total Commercial Mortgage-Backed Securities (Cost $72,168,431)		69,880,869
Corporate Bonds — 3.7%
Banks — 1.7%
BNP Paribas SA (France) (SOFR + 1.00%), 1.32%, 1/13/2027 (a) (d)	6,470,000	5,983,886
Sumitomo Mitsui Financial Group, Inc. (Japan) 0.95%, 1/12/2026	2,900,000	2,680,106
Truist Financial Corp. 1.20%, 8/5/2025	4,000,000	3,761,951
		12,425,943
Capital Markets — 0.6%
Credit Suisse AG (Switzerland) 7.95%, 1/9/2025	4,000,000	4,071,473
Diversified Telecommunication Services — 0.5%
AT&T, Inc. 1.65%, 2/1/2028	4,335,000	3,814,374
Independent Power and Renewable Electricity Producers — 0.2%
Southern Power Co. 0.90%, 1/15/2026	1,780,000	1,638,880
Insurance — 0.7%
Protective Life Global Funding 1.17%, 7/15/2025 (a)	5,190,000	4,903,458
Total Corporate Bonds (Cost $28,665,620)		26,854,128
	SHARES
Short-Term Investments — 9.8%
Investment Companies — 9.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (e) (f) (Cost $71,403,879)	71,372,325	71,408,011
Total Investments — 99.7% (Cost $754,176,808)		724,824,837
Other Assets Less Liabilities — 0.3%		2,446,010
NET ASSETS — 100.0%		727,270,847

Percentages indicated are based on net assets.

Abbreviations
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities

‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(c)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future
contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2024.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of February 29, 2024.

24

JPMorgan Sustainable Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 87.2% (a)
Alabama — 1.0%
County of Jefferson
Series 2024, Rev., 5.00%, 10/1/2035	1,000,000	1,142,845
Series 2024, Rev., 5.25%, 10/1/2049	1,000,000	1,073,991
Total Alabama		2,216,836
Alaska — 0.1%
Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	185,000	183,562
Arizona — 4.1%
Arizona Industrial Development Authority, Aliante and Skye Canyon Campus Project Series 2021A, Rev., 4.00%, 12/15/2051 (b)	250,000	191,068
Arizona Industrial Development Authority, Doral Academy of Nevada - Pebble Campus Project Series 2020A, Rev., 4.00%, 7/15/2030 (b)	250,000	245,274
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Series 2022A, Rev., 5.00%, 11/1/2037	900,000	995,644
Arizona Industrial Development Authority, KIPP Nashville Project
Series 2022A, Rev., 5.00%, 7/1/2030	245,000	264,349
Series 2022A, Rev., 5.00%, 7/1/2031	260,000	279,805
Series 2022A, Rev., 5.00%, 7/1/2032	270,000	289,788
Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2036	155,000	153,793
Industrial Development Authority of the County of Pima (The), La Posada at Pusch Ridge Project Series 2022B-3, Rev., 5.13%, 11/15/2029 (b)	750,000	756,311
La Paz County Industrial Development Authority, Harmony Public School Project Series 2021A, Rev., 4.00%, 2/15/2041	420,000	372,535
Maricopa County Industrial Development Authority, Arizona Autism Charter School Project Series 2021A, Rev., 4.00%, 7/1/2041 (b)	935,000	792,591
Maricopa County Industrial Development Authority, Banner Health Series A, Rev., 4.00%, 1/1/2041	4,450,000	4,458,655
Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200,000	214,466
Total Arizona		9,014,279
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — 6.7%
California Community Choice Financing Authority, Clean Energy Project
Series 2023B-1, Rev., 5.00%, 8/1/2029 (c)	1,090,000	1,149,118
Series 2024 A, Rev., 5.00%, 4/1/2032 (c)	2,000,000	2,146,617
California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (b)	300,000	258,738
California Community Housing Agency, Glendale Properties Series 2021A-2, Rev., 4.00%, 8/1/2047 (b)	500,000	406,446
California Enterprise Development Authority, Riverside County, Rocketship Public Schools-Obligated Group No. 2 Series 2022A, Rev., 4.00%, 6/1/2027 (b)	300,000	292,154
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project Series 2020A, Rev., AMT, 3.95%, 1/30/2025 (b) (c)	1,100,000	1,099,847
California Infrastructure and Economic Development Bank, California Academy of Science Series 2024A, Rev., 3.25%, 8/1/2029 (d)	2,000,000	2,018,034
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Series 2022B, Rev., 5.00%, 11/1/2034	210,000	239,418
California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410,000	421,748
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project
Rev., AMT, 5.00%, 7/1/2036 (b)	250,000	269,286
Rev., AMT, 5.00%, 7/1/2037 (b)	1,100,000	1,176,898
Rev., AMT, 5.00%, 7/1/2038 (b)	500,000	531,763
California Public Finance Authority, Enso Village Project Series 2021B-3, Rev., 2.13%, 11/15/2027 (b)	115,000	114,491
California School Finance Authority, Green Dot Public Schools Project Series 2022A, Rev., 5.00%, 8/1/2032 (b)	350,000	367,403
California School Finance Authority, Kipp SoCal Public Schools Series 2019A, Rev., 5.00%, 7/1/2039 (b)	500,000	513,768
California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, Rev., 3.00%, 4/1/2050	2,645,000	1,983,361
California Statewide Communities Development Authority, Front Porch Communities Series 2021A, Rev., 4.00%, 4/1/2039	1,000,000	1,002,252

25

JPMorgan Sustainable Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments Series 2022B, Rev., 5.00%, 9/1/2037 (b)	175,000	179,133
River Islands Public Financing Authority, Facilities District No. 2003 Series 2022A-1, AGM, 5.00%, 9/1/2028	230,000	252,040
State of California, Department of Veterans Affairs, Farm and Home Purchase Program Series 2016B, Rev., 3.50%, 12/1/2045	145,000	144,150
Total California		14,566,665
Colorado — 3.4%
Aspen Fire Protection District
COP, 4.00%, 12/1/2034	200,000	207,902
COP, 4.00%, 12/1/2035	225,000	232,855
COP, 4.00%, 12/1/2036	350,000	359,030
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project Rev., 4.00%, 5/1/2031	30,000	29,380
Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 4.00%, 12/1/2030 (b)	510,000	469,792
Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Series 2021A, Rev., 5.00%, 2/1/2034 (b)	300,000	300,619
Colorado Housing and Finance Authority Series 2023L, Class III, Rev., GNMA COLL, 5.75%, 11/1/2053	2,500,000	2,672,449
Colorado Housing and Finance Authority, Single Family Mortgage
Series 2019F, Rev., GNMA COLL, 4.25%, 11/1/2049	165,000	165,172
Series 2020H, Rev., GNMA COLL, 3.00%, 5/1/2050	695,000	677,219
Series 2020B, Rev., 3.75%, 5/1/2050	1,230,000	1,216,624
Dominion Water and Sanitation District
Rev., 5.00%, 12/1/2027	590,000	591,101
Rev., 5.25%, 12/1/2032	500,000	510,320
Total Colorado		7,432,463
Connecticut — 0.9%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Series A-1, Rev., 4.00%, 11/15/2045	40,000	39,907
Series A-1, Rev., 4.00%, 11/15/2047	110,000	109,475
Series D-1, Rev., GNMA / FNMA / FHLMC, 4.00%, 11/15/2047	350,000	348,330
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Connecticut — continued
Connecticut State Health and Educational Facilities Authority, Yale New Haven Health Series B, Rev., 1.80%, 7/1/2024 (c)	225,000	223,125
Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series 2019B, Rev., AMT, 5.00%, 11/15/2027	250,000	260,868
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (b)	1,000,000	971,245
Total Connecticut		1,952,950
Delaware — 1.1%
Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200,000	2,292,629
District of Columbia — 1.3%
District of Columbia, Two Rivers Public Charter School, Inc. Rev., 5.00%, 6/1/2050	1,500,000	1,381,357
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series A, Rev., 5.00%, 10/1/2045	1,500,000	1,517,127
Total District of Columbia		2,898,484
Florida — 5.5%
Florida Development Finance Corp., Central Charter School Project
Series 2022, Rev., 5.25%, 8/15/2037 (b)	350,000	341,100
Series 2022, Rev., 5.63%, 8/15/2042 (b)	1,515,000	1,480,125
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects Series 2022B, Rev., 5.00%, 7/1/2031	165,000	172,945
Florida Development Finance Corp., Idea Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (b)	300,000	305,762
Lee County Industrial Development Authority, Cypress Cove at Healthpeak Florida, Inc., Project Series 2022B2, Rev., 3.25%, 10/1/2026	500,000	481,307
Lee County School Board (The)
Series A, COP, 5.00%, 8/1/2042	2,715,000	3,008,777
Series 2023A, COP, 4.00%, 8/1/2048	500,000	487,127
Lee Memorial Health System Series A-1, Rev., 5.00%, 4/1/2036	1,000,000	1,073,044
Middleton Community Development District A, City of Wildwood, Florida Special Assessment 5.85%, 5/1/2037	500,000	525,600

26

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Palm Beach County Health Facilities Authority, Jupiter Medical Center Series 2022, Rev., 5.00%, 11/1/2047	500,000	513,046
Palm Beach County School District Series 2023A, COP, 5.00%, 8/1/2040	2,865,000	3,263,846
Village Community Development District No. 15 4.25%, 5/1/2028 (b)	350,000	351,852
Total Florida		12,004,531
Georgia — 2.3%
Cherokee County Water and Sewer Authority
Series 2023, Rev., 5.00%, 8/1/2035	135,000	161,919
Series 2023, Rev., 5.00%, 8/1/2036	165,000	195,569
Series 2023, Rev., 5.00%, 8/1/2037	135,000	158,515
Series 2023, Rev., 5.00%, 8/1/2039	375,000	433,650
Columbus Medical Center Hospital Authority, Piedmont Healthcare Inc., Project Series 2019B, Rev., 5.00%, 7/1/2029 (c)	500,000	538,020
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc., Project Series A, Rev., 5.00%, 2/15/2026	860,000	886,359
Georgia Housing and Finance Authority, Single Family Mortgage
Series 2017A, Rev., 4.00%, 12/1/2047	170,000	169,249
Series 2017B, Rev., 4.00%, 12/1/2047	360,000	358,303
Main Street Natural Gas, Inc., Gas Supply Series 2022B, Rev., 5.00%, 6/1/2029 (c)	2,050,000	2,154,390
Total Georgia		5,055,974
Illinois — 5.3%
City of Aurora, Single Family Mortgage
Series 2007B, Rev., GNMA / FNMA / FHLMC, 5.45%, 12/1/2039	39,974	39,931
Series 2007-A, Rev., AMT, GNMA / FNMA / FHLMC, 5.50%, 12/1/2039	45,752	45,734
City of Chicago, Waterworks, Second Lien
Series 2023B, Rev., AGM, 5.00%, 11/1/2035	500,000	573,216
Series 2023B, Rev., AGM, 5.00%, 11/1/2039	1,500,000	1,680,202
Series 2023B, Rev., AGM, 4.00%, 11/1/2040	665,000	675,753
Illinois Finance Authority, Lake Forest College
Series 2022A, Rev., 5.00%, 10/1/2032	215,000	228,842
Series 2022A, Rev., 5.00%, 10/1/2035	475,000	500,657
Series 2022A, Rev., 5.50%, 10/1/2039	380,000	401,161
Illinois Finance Authority, Plymouth Place, Inc.
Series 2022B-2, Rev., 5.25%, 3/25/2024	40,000	39,824
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Series 2022B-1, Rev., 6.00%, 11/15/2027	100,000	100,022
Illinois Housing Development Authority Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 10/1/2054 (d)	1,000,000	1,090,612
Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	280,000	276,596
State of Illinois Series 2023B, GO, 4.50%, 5/1/2048	160,000	159,054
Will County Forest Preservation District, Limited Tax
GO, 5.00%, 12/15/2035	1,170,000	1,307,279
GO, 5.00%, 12/15/2036	1,460,000	1,622,092
GO, 4.00%, 12/15/2037	1,000,000	1,015,318
Will County School District No. 86 Joliet
Series 2024, GO, 5.00%, 3/1/2036	275,000	312,772
Series 2024, GO, 5.00%, 3/1/2037	300,000	338,505
Series 2024, GO, 5.00%, 3/1/2042	1,000,000	1,085,792
Total Illinois		11,493,362
Indiana — 2.1%
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (b)	500,000	407,616
City of Jeffersonville, Vivera Senior Living of Jeffersonville Project Series 2020A, Rev., 4.75%, 11/1/2030 (b)	570,000	505,121
County of St. Joseph, Economic Development, St. Mary's College Project Series 2017A, Rev., 5.00%, 4/1/2026	1,880,000	1,934,159
Indiana Finance Authority, CHF- Tippecanoe LLC- Student Housing Project Series 2023A, Rev., 5.00%, 6/1/2053	150,000	155,092
Indiana Finance Authority, DePauw University Series 2022A, Rev., 5.00%, 7/1/2032	350,000	380,515
Indiana Housing and Community Development Authority, Single Family Mortgage Series 2020A, Rev., 3.75%, 1/1/2049	590,000	583,499
Indiana Housing and Community Development Authority, Vita of Marion Project Series 2021B, Rev., 4.00%, 4/1/2024	500,000	499,124
Total Indiana		4,465,126
Iowa — 0.8%
Iowa Finance Authority, Senior Living Facility, Sunrise Retirement Community Project
Rev., 5.00%, 9/1/2028	195,000	185,726
Rev., 5.00%, 9/1/2030	110,000	102,309
Rev., 5.00%, 9/1/2031	105,000	96,475

27

JPMorgan Sustainable Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Iowa — continued
Rev., 5.00%, 9/1/2036	445,000	387,801
Iowa Student Loan Liquidity Corp., Student Loan Series 2015A, Rev., AMT, 5.00%, 12/1/2025	1,000,000	1,018,561
Total Iowa		1,790,872
Kansas — 0.1%
City of Topeka, Kansas Health Care Facilities Series 2022B, Rev., 5.13%, 12/1/2026	250,000	249,317
Kentucky — 0.5%
Kentucky Public Energy Authority Series 2024A, Rev., 5.00%, 7/1/2030 (c)	1,000,000	1,049,575
Louisiana — 1.1%
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670,000	727,922
Louisiana Public Facilities Authority, Lincoln Preparatory School Project
Series 2021A, Rev., 5.00%, 6/1/2031 (b)	450,000	435,887
Series 2021A, Rev., 5.00%, 6/1/2041 (b)	525,000	454,789
Louisiana Public Facilities Authority, Mentorship Steam Academy Project
Series 2021A, Rev., 5.00%, 6/1/2036 (b)	385,000	346,961
Series 2021A, Rev., 5.00%, 6/1/2042 (b)	440,000	376,321
Total Louisiana		2,341,880
Maine — 0.2%
City of Portland, General Airport Rev., 5.00%, 1/1/2031	370,000	413,552
Maine State Housing Authority, Mortgage Purchase Series 2016A, Rev., 4.00%, 11/15/2045	20,000	19,960
Total Maine		433,512
Maryland — 0.7%
County of Baltimore, Riderwood Village, Inc., Project
Rev., 4.00%, 1/1/2032	475,000	479,781
Rev., 4.00%, 1/1/2033	600,000	605,459
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 7/1/2048	470,000	467,737
Total Maryland		1,552,977
Massachusetts — 3.4%
Massachusetts Clean Water Trust (The), Poll Program Rev., 5.25%, 8/1/2024	1,500,000	1,512,766
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Massachusetts Development Finance Agency, Boston Medical Center Issue
Series 2023G, Rev., 5.25%, 7/1/2048	1,000,000	1,087,133
Series 2023G, Rev., 4.38%, 7/1/2052	700,000	694,883
Massachusetts Development Finance Agency, Salem Community Corp.
Rev., 5.00%, 1/1/2026	285,000	282,244
Rev., 5.00%, 1/1/2027	305,000	301,349
Rev., 5.00%, 1/1/2028	265,000	260,375
Rev., 5.00%, 1/1/2029	500,000	489,079
Rev., 5.00%, 1/1/2031	240,000	232,831
Rev., 5.13%, 1/1/2040	510,000	470,151
Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue
Series 2021G, Rev., 5.00%, 7/1/2029	150,000	162,919
Series 2021G, Rev., 5.00%, 7/1/2030	150,000	165,233
Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820,000	1,022,077
Massachusetts Housing Finance Agency, Single Family Housing
Series 183, Rev., 3.50%, 12/1/2046	50,000	49,543
Series 214, Rev., GNMA / FNMA / FHLMC, 3.75%, 12/1/2049	745,000	738,110
Total Massachusetts		7,468,693
Michigan — 3.0%
City of Detroit, Unlimited Tax
Series 2021A, GO, 5.00%, 4/1/2031	215,000	230,628
Series 2021A, GO, 5.00%, 4/1/2033	770,000	821,624
Series 2023A, GO, 6.00%, 5/1/2039	3,225,000	3,674,789
Eastern Michigan University Series 2017A, Rev., 5.00%, 3/1/2030	575,000	606,150
Michigan Finance Authority, Trinity Health Credit Group Series 2013MI-4, Rev., 4.00%, 12/1/2038	1,000,000	1,008,782
Michigan State Housing Development Authority, Single Family Mortgage Series B, Rev., AMT, 3.50%, 6/1/2047	265,000	262,251
Total Michigan		6,604,224
Minnesota — 3.0%
City of Ramsey, PACT Charter School Project Series 2022A, Rev., 5.00%, 6/1/2032	535,000	540,609
City of Rochester, Mayo Clinic Series 2022, Rev., 4.00%, 11/15/2039	1,425,000	1,499,221

28

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Minnesota — continued
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA / FNMA / FHLMC, 5.52%, 3/1/2041	100,000	99,509
Minnesota Housing Finance Agency Series 2022M, Rev., GNMA / FNMA / FHLMC COLL, 6.00%, 1/1/2053	1,240,000	1,324,927
Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation
Rev., 5.25%, 8/1/2024	1,015,000	1,016,927
Rev., 5.25%, 8/1/2025	1,070,000	1,071,769
Rev., 5.25%, 8/1/2026	825,000	826,270
Minnesota Housing Finance Agency, Residential Housing Finance Series 2017B, Rev., AMT, GNMA / FNMA / FHLMC COLL, 4.00%, 7/1/2047	195,000	194,061
Total Minnesota		6,573,293
Mississippi — 0.3%
Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA / FNMA / FHLMC, 4.00%, 12/1/2048	730,000	726,544
Missouri — 1.9%
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2031	1,000,000	1,082,026
Missouri Housing Development Commission, Single Family, First Place Homeownership Loan Program Series 2024 A, Rev., GNMA / FNMA / FHLMC, 5.75%, 5/1/2055 (d)	1,000,000	1,092,125
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series 2015 B, Rev., 5.00%, 7/1/2026	2,000,000	2,050,937
Total Missouri		4,225,088
Nebraska — 0.8%
Madison County Hospital Authority No. 1, Faith Regional Health Services Project
Rev., 5.00%, 7/1/2030	1,020,000	1,036,514
Rev., 5.00%, 7/1/2031	720,000	731,305
Total Nebraska		1,767,819
Nevada — 0.6%
Carson City Nevada Hospital, Carson Tahoe Regional Healthcare Project
Rev., 5.00%, 9/1/2026	555,000	571,763
Rev., 5.00%, 9/1/2029	620,000	643,140
Total Nevada		1,214,903
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Hampshire — 0.7%
City of Manchester, School Facilities Rev., NATL - RE, 5.50%, 6/1/2027	900,000	973,973
New Hampshire Business Finance Authority, Springpoint Senior Living Project
Rev., 4.00%, 1/1/2029	300,000	288,008
Rev., 4.00%, 1/1/2031	290,000	274,352
Total New Hampshire		1,536,333
New Jersey — 0.8%
Camden County Improvement Authority (The), Camden Prep High School Project
Rev., 4.00%, 7/15/2027 (b)	215,000	213,344
Rev., 5.00%, 7/15/2032 (b)	285,000	300,374
Rev., 5.00%, 7/15/2042 (b)	590,000	598,907
New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	515,000	518,292
Total New Jersey		1,630,917
New Mexico — 0.3%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series 2019C, Class I, Rev., GNMA / FNMA / FHLMC, 4.00%, 1/1/2050	665,000	662,088
New York — 4.6%
Build NYC Resource Corp., Global Community Charter School Series 2022A, Rev., 4.00%, 6/15/2032	135,000	133,493
Build NYC Resource Corp., Grand Concourse Academy Charter School
Series 2022A, Rev., 3.40%, 7/1/2027	245,000	241,279
Series 2022A, Rev., 5.00%, 7/1/2042	300,000	306,642
Build NYC Resource Corp., Kipp NYC Public School Facilities - Canal West Project
Rev., 5.00%, 7/1/2029	460,000	491,949
Rev., 5.00%, 7/1/2031	535,000	582,108
Rev., 5.00%, 7/1/2032	550,000	602,479
Monroe County Industrial Development Corp., Academy of Health Sciences Charter School Project Series 2022A, Rev., 5.00%, 7/1/2032 (b)	250,000	250,996
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2024 Series 2024F, Subseries F-1, Rev., 5.25%, 2/1/2053	1,000,000	1,103,537
New York State Dormitory Authority Series 2024, Rev., 5.25%, 7/1/2049 (d)	2,400,000	2,632,176

29

JPMorgan Sustainable Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York Transportation Development Corp., JFK International Airport New Terminal One Project Series 2023, Rev., AMT, AGM, 5.00%, 6/30/2049	2,000,000	2,098,721
State of New York Mortgage Agency, Homeowner Mortgage
Series 197, Rev., 3.50%, 10/1/2044	310,000	307,157
Series 195, Rev., 4.00%, 10/1/2046	265,000	264,096
Westchester County Local Development Corp., Kendal on Hudson Project
Series 2022B, Rev., 5.00%, 1/1/2027	110,000	111,875
Series 2022B, Rev., 5.00%, 1/1/2037	265,000	274,428
Series 2022B, Rev., 5.00%, 1/1/2041	250,000	254,758
Yonkers Economic Development Corp., Charter School of Educational Excellence Project Series 2020A, Rev., 4.00%, 10/15/2030	355,000	348,512
Total New York		10,004,206
North Carolina — 0.5%
City of Charlotte Series 2023B, Rev., AMT, 5.00%, 7/1/2048	570,000	604,190
North Carolina Housing Finance Agency, Homeownership Series 43, Rev., GNMA / FNMA / FHLMC, 4.00%, 7/1/2050	395,000	392,723
Total North Carolina		996,913
North Dakota — 0.4%
North Dakota Housing Finance Agency, Home Mortgage Finance Program
Series 2016D, Rev., 3.50%, 7/1/2046	150,000	148,229
Series 2015D, Rev., 4.00%, 7/1/2046	180,000	179,468
Series D, Rev., FHA, 4.00%, 1/1/2048	435,000	432,905
Total North Dakota		760,602
Ohio — 3.9%
American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	825,000	896,013
Butler County Port Authority, Community First Solutions
Series 2021A, Rev., 4.00%, 5/15/2038	110,000	108,620
Series 2021A, Rev., 4.00%, 5/15/2039	115,000	112,142
Series 2021A, Rev., 4.00%, 5/15/2040	115,000	111,537
Series 2021A, Rev., 4.00%, 5/15/2041	125,000	120,378
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project Series 2023, Rev., 5.00%, 12/1/2028 (b) (c)	1,000,000	1,015,261
Lakota Local School District Series A, GO, NATL - RE, 5.25%, 12/1/2025	1,500,000	1,559,017
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Northeast Ohio Medical University
Series 2021A, Rev., 5.00%, 12/1/2028	125,000	132,077
Series 2021A, Rev., 5.00%, 12/1/2030	65,000	69,857
Series 2022, Rev., 5.00%, 12/1/2034	950,000	1,063,913
Series 2021A, Rev., 4.00%, 12/1/2035	150,000	150,292
Series 2022, Rev., 5.00%, 12/1/2037	1,100,000	1,200,616
Ohio Higher Educational Facility Commission, Capital University 2022 Project Rev., 5.00%, 9/1/2030	275,000	273,896
Ohio Higher Educational Facility Commission, Kenyon College Rev., 4.00%, 7/1/2044	1,340,000	1,313,752
Ohio Housing Finance Agency, Mortgage-Backed Securities Program Series 2016D, Rev., GNMA / FNMA / FHLMC, 4.00%, 3/1/2047	250,000	248,851
Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2020A, Rev., 5.00%, 12/1/2036	150,000	168,369
Total Ohio		8,544,591
Oklahoma — 0.9%
Oklahoma Water Resources Board, State Loan Program Series 2021D, Rev., 4.00%, 10/1/2046	2,035,000	2,036,934
Oregon — 0.7%
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc. Series 2022, Rev., 5.00%, 7/1/2035	1,360,000	1,453,436
Other — 0.4%
Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 11/1/2035 (c)	820,000	820,322
Pennsylvania — 3.6%
Allegheny County Hospital Development Authority, Pittsburgh Medical Center Series 2019A, Rev., 5.00%, 7/15/2033	600,000	655,284
Bucks County Water and Sewer Authority
Series 2022A, Rev., AGM, 5.00%, 12/1/2037	360,000	411,957
Series 2022A, Rev., AGM, 5.00%, 12/1/2038	525,000	596,125
Series 2022A, Rev., AGM, 5.00%, 12/1/2039	425,000	478,933
Cambria County General Financing Authority, Mount Aloysius Project Series 2021TT-4, Rev., 4.00%, 11/1/2036	535,000	512,700

30

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Chester County Industrial Development Authority, Longwood Gardens Project
Rev., 5.00%, 12/1/2036	185,000	205,812
Rev., 5.00%, 12/1/2037	200,000	221,286
Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Homes Series 2021, Rev., 4.00%, 7/1/2046	750,000	661,740
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Rev., 4.00%, 8/15/2034	175,000	180,826
Pennsylvania Housing Finance Agency, Single Family Mortgage
Series 2016-121, Rev., 3.50%, 10/1/2046	320,000	317,970
Series 2017-122, Rev., AMT, 4.00%, 10/1/2046	140,000	139,421
Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project Rev., AGM, 5.00%, 12/1/2027	680,000	726,195
Philadelphia Authority for Industrial Development, Holy Family University Project Rev., 5.00%, 9/1/2026	775,000	798,035
Philadelphia Authority for Industrial Development, Russell Byers Charter School Project Series 2020A, Rev., 5.00%, 5/1/2030	1,015,000	1,038,696
Philadelphia Energy Authority (The), Philadelphia Street Lighting Project Series 2023A, Rev., 5.00%, 11/1/2043	750,000	821,307
Total Pennsylvania		7,766,287
Rhode Island — 0.4%
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Series 2024, Rev., 5.00%, 5/15/2044	700,000	748,611
South Carolina — 0.1%
South Carolina State Housing Finance and Development Authority
Series 2017A, Rev., 4.00%, 1/1/2047	80,000	79,677
Series 2017B, Rev., FHA, GNMA / FNMA / FHLMC, 4.00%, 7/1/2047	230,000	228,915
Total South Carolina		308,592
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

South Dakota — 0.6%
South Dakota Housing Development Authority, Homeownership Mortgage
Series 2015D, Rev., 4.00%, 11/1/2045	315,000	313,999
Series 2019A, Rev., 4.00%, 5/1/2049	1,010,000	1,005,193
Total South Dakota		1,319,192
Tennessee — 0.8%
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Blakeford at Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305,000	1,103,824
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019A, Rev., 5.75%, 10/1/2049	1,000,000	728,616
Total Tennessee		1,832,440
Texas — 4.2%
Arlington Higher Education Finance Corp.
Series 2021A, Rev., 5.00%, 8/15/2027	100,000	101,482
Series 2021A, Rev., 5.00%, 8/15/2028	40,000	40,749
Series 2021A, Rev., 4.00%, 8/15/2029	40,000	38,948
Series 2021A, Rev., 4.00%, 8/15/2030	40,000	38,695
Series 2021A, Rev., 4.00%, 8/15/2031	45,000	43,203
Clifton Higher Education Finance Corp., Yes Prep Public School, Inc. Series 2023, Rev., PSF-GTD, 4.25%, 4/1/2048	1,000,000	995,850
Denton Independent School District
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2041	1,055,000	1,197,138
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2043	1,250,000	1,401,185
Irving Hospital Authority, Baylor Scott and White Medical Center
Series 2017A, Rev., 5.00%, 10/15/2026	250,000	258,096
Series 2017A, Rev., 5.00%, 10/15/2027	500,000	517,395
Newark Higher Education Finance Corp., The Hughen Center, Inc.
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2037	250,000	284,589
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2042	345,000	382,261
State of Texas, Water Financial Assistance Series 2015D, GO, 5.00%, 5/15/2033	450,000	459,270

31

JPMorgan Sustainable Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Texas State Affordable Housing Corp., Single Family Mortgage, Heroes Home Loan Program Series 2019A, Rev., GNMA COLL, 4.25%, 3/1/2049	380,000	379,579
Texas Water Development Board, State Water Implementation Fund Series 2019A, Rev., 4.00%, 10/15/2044	3,000,000	3,016,809
Total Texas		9,155,249
Utah — 2.0%
Utah Associated Municipal Power Systems, Horse Butte Wind Project Series 2017B, Rev., 5.00%, 9/1/2033	1,700,000	1,825,980
Utah Charter School Finance Authority, Wallace Stegner Academy
Series 2022A, Rev., 5.25%, 6/15/2032 (b)	250,000	252,643
Series 2022A, Rev., 5.63%, 6/15/2042 (b)	400,000	400,380
Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	510,000	507,806
Utah Infrastructure Agency, Tax-Exempt Telecommunications Rev., 5.00%, 10/15/2032	310,000	329,917
Utah Transit Authority, Sales Tax Series 2006C, Rev., AGM, 5.25%, 6/15/2029	970,000	1,077,880
Total Utah		4,394,606
Vermont — 1.7%
Vermont Housing Finance Agency, Multiple Purpose Series B, Rev., AMT, 3.75%, 11/1/2045	110,000	109,655
Vermont Student Assistance Corp., Education Loan
Series 2016A, Rev., AMT, 5.00%, 6/15/2024	1,400,000	1,404,037
Series 2016A, Rev., AMT, 5.00%, 6/15/2025	2,150,000	2,178,322
Total Vermont		3,692,014
Virginia — 0.5%
Henrico County Economic Development Authority, Westminster Canterbury Richmond
Rev., 3.00%, 10/1/2029	500,000	483,983
Rev., 3.00%, 10/1/2030	500,000	481,605
Total Virginia		965,588
Washington — 5.8%
County of King
Series 2016A, Rev., 4.00%, 7/1/2039	1,000,000	997,680
Series 2016A, Rev., 4.00%, 7/1/2041	1,000,000	986,957
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
FYI Properties, State of Washington District Project Rev., 5.00%, 6/1/2039	5,000,000	5,303,726
King County Housing Authority, Highland Village Project
Rev., 5.00%, 1/1/2028	125,000	132,303
Rev., 5.00%, 1/1/2029	125,000	133,928
Rev., 4.00%, 1/1/2031	330,000	336,764
Rev., 4.00%, 1/1/2034	500,000	513,160
North Thurston Public Schools, Unlimited Tax GO, 4.00%, 12/1/2036	1,000,000	1,043,931
Washington Health Care Facilities Authority, Multicare Health System Series 2017B, Rev., 5.00%, 8/15/2035	1,850,000	1,950,749
Washington State Housing Finance Commission, Seattle Academy of Arts and Science Project
Series 2023, Rev., 5.00%, 7/1/2028 (b)	360,000	378,416
Series 2023, Rev., 5.13%, 7/1/2033 (b)	740,000	810,112
Washington State Housing Finance Commission, Single Family Program Series 2016 2A-R, Rev., AMT, 3.50%, 12/1/2046	65,000	64,576
Total Washington		12,652,302
West Virginia — 0.4%
West Virginia Hospital Finance Authority, University Health System Series 2023 A, Rev., 5.00%, 6/1/2040	505,000	553,232
West Virginia Hospital Finance Authority, Vandalia Health Group Series 2023B, Rev., AGM, 5.00%, 9/1/2040	300,000	324,514
Total West Virginia		877,746
Wisconsin — 3.6%
Public Finance Authority, College Achieve Central Charter School Project
Series 2021A, Rev., 5.00%, 6/15/2027 (b)	260,000	262,563
Series 2021A, Rev., 5.00%, 6/15/2029 (b)	285,000	285,849
Series 2021A, Rev., 5.00%, 6/15/2031 (b)	315,000	313,837
Public Finance Authority, Coral Academy of Science Series 2021A, Rev., 4.00%, 7/1/2041	500,000	429,627
Public Finance Authority, Ripple Ranch, LLC Obligate Series 2021A, Rev., 5.25%, 12/1/2051 (b)	200,000	140,172
Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2026	1,545,000	1,511,196
Public Finance Authority, The Franklin School of Innovation Rev., 5.00%, 1/1/2042 (b)	145,000	128,665

32

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, Viticus Group Project Series 2022A, Rev., 4.00%, 12/1/2031 (b)	240,000	221,532
Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.
Rev., 5.00%, 7/1/2024	250,000	251,134
Rev., 5.00%, 7/1/2025	250,000	255,058
Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.
Series 2017A, Rev., 5.00%, 9/1/2025 (e)	235,000	240,987
Series 2017A, Rev., 5.00%, 9/1/2027 (e)	785,000	839,198
Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165,000	1,245,406
Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Series 2021A, Rev., 4.00%, 8/15/2041	825,000	677,587
Wisconsin Housing and Economic Development Authority Home Ownership Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 9/1/2054	1,000,000	1,094,091
Total Wisconsin		7,896,902
Wyoming — 0.1%
Wyoming Community Development Authority Series 2017-5, Rev., 4.00%, 12/1/2046	300,000	298,566
Total Municipal Bonds (Cost $192,528,347)		189,929,995
	SHARES
Short-Term Investments — 15.4%
Investment Companies — 15.4%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (f) (g) (Cost $33,472,873)	33,469,591	33,472,938
Total Investments — 102.6% (Cost $226,001,220)		223,402,933
Liabilities in Excess of Other Assets — (2.6)%		(5,676,833)
NET ASSETS — 100.0%		217,726,100

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2024.

33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024

	JPMorgan High Yield Municipal ETF	JPMorgan Limited Duration Bond ETF	JPMorgan Sustainable Municipal Income ETF
ASSETS:
Investments in non-affiliates, at value	$159,164,191	$653,416,826	$189,929,995
Investments in affiliates, at value	15,938,250	71,408,011	33,472,938
Cash	—	249,610	—
Receivables:
Investment securities sold	—	385,770	—
Fund shares sold	586	—	—
Interest from non-affiliates	2,105,939	1,578,071	2,099,178
Dividends from affiliates	37,151	406,756	81,223
Due from adviser	3,174	—	33,013
Total Assets	177,249,291	727,445,044	225,616,347
LIABILITIES:
Payables:
Investment securities purchased	—	—	992,500
Investment securities purchased — delayed delivery securities	2,197,322	—	6,810,674
Accrued liabilities:
Investment advisory fees	—	24,556	—
Administration fees	10,194	42,724	12,834
Printing and mailing costs	—	—	372
Custodian and accounting fees	26,573	17,739	24,601
Other	55,407	89,178	49,266
Total Liabilities	2,289,496	174,197	7,890,247
Net Assets	$174,959,795	$727,270,847	$217,726,100
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan High Yield Municipal ETF	JPMorgan Limited Duration Bond ETF	JPMorgan Sustainable Municipal Income ETF
NET ASSETS:
Paid-in-Capital	$237,121,571	$774,286,882	$236,694,032
Total distributable earnings (loss)	(62,161,776)	(47,016,035)	(18,967,932)
Total Net Assets	$174,959,795	$727,270,847	$217,726,100
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001) (a) (b) (c)	3,500,360	14,273,170	4,306,783
Net asset value, per share	$49.98	$50.95	$50.55
Cost of investments in non-affiliates	$166,895,711	$682,772,929	$192,528,347
Cost of investments in affiliates	15,937,390	71,403,879	33,472,873

(a)
JPMorgan High Yield Municipal ETF acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan High Yield Municipal ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Limited Duration Bond ETF acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Limited Duration Bond ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
JPMorgan Sustainable Municipal Income ETF acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Sustainable Municipal Income ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	35

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024

	JPMorgan High Yield Municipal ETF (a)	JPMorgan Limited Duration Bond ETF (b)	JPMorgan Sustainable Municipal Income ETF (c)
INVESTMENT INCOME:
Interest income from non-affiliates	$10,482,719	$36,114,843	$8,485,254
Interest income from affiliates	165	4,164	446
Dividend income from affiliates	508,895	3,425,097	346,549
Total investment income	10,991,779	39,544,104	8,832,249
EXPENSES:
Investment advisory fees	789,357	1,781,156	718,942
Administration fees	169,149	667,933	179,736
Distribution fees (See Note 3.C.)	162,173	187,512	83,166
Service fees (See Note 3.D.)	248,391	382,999	187,631
Custodian and accounting fees	92,268	78,141	97,705
Interest expense to non-affiliates	364	—	452
Interest expense to affiliates	602	27	—
Professional fees	111,612	99,692	82,113
Trustees’ and Chief Compliance Officer’s fees	24,863	27,669	24,831
Printing and mailing costs	60,107	122,043	56,391
Registration and filing fees	37,310	91,482	69,597
Transfer agency fees (See Note 2.H.)	2,656	10,329	1,702
Other	11,548	10,544	9,956
Total expenses	1,710,400	3,459,527	1,512,222
Less fees waived	(490,196)	(657,933)	(374,560)
Less expense reimbursements	(318,216)	(408,285)	(474,741)
Net expenses	901,988	2,393,309	662,921
Net investment income (loss)	10,089,791	37,150,795	8,169,328

(a)
JPMorgan High Yield Municipal ETF acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan High Yield Municipal ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Limited Duration Bond ETF acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Limited Duration Bond ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
JPMorgan Sustainable Municipal Income ETF acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Sustainable Municipal Income ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan High Yield Municipal ETF (a)	JPMorgan Limited Duration Bond ETF (b)	JPMorgan Sustainable Municipal Income ETF (c)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(36,711,739)	$(7,711,140)	$(8,277,816)
Investments in affiliates	(3,734)	27,043	1,234
Futures contracts	—	—	(41,110)
Swaps	(1,030,413)	—	(1,529,567)
Net realized gain (loss)	(37,745,886)	(7,684,097)	(9,847,259)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	36,203,845	20,232,936	12,723,372
Investments in affiliates	860	(32,697)	(111)
Futures contracts	—	—	(537)
Swaps	786,518	—	663,141
Change in net unrealized appreciation/depreciation	36,991,223	20,200,239	13,385,865
Net realized/unrealized gains (losses)	(754,663)	12,516,142	3,538,606
Change in net assets resulting from operations	$9,335,128	$49,666,937	$11,707,934

(a)
JPMorgan High Yield Municipal ETF acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan High Yield Municipal ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Limited Duration Bond ETF acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Limited Duration Bond ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
JPMorgan Sustainable Municipal Income ETF acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Sustainable Municipal Income ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan High Yield Municipal ETF		JPMorgan Limited Duration Bond ETF
	Year Ended February 29, 2024 (a)	Year Ended February 28, 2023 (a)	Year Ended February 29, 2024 (b)	Year Ended February 28, 2023 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,089,791	$13,708,808	$37,150,795	$27,564,224
Net realized gain (loss)	(37,745,886)	(16,687,330)	(7,684,097)	(923,264)
Distributions of capital gains received from investment company affiliates	—	28	—	—
Change in net unrealized appreciation/ depreciation	36,991,223	(49,939,278)	20,200,239	(38,858,941)
Change in net assets resulting from operations	9,335,128	(52,917,772)	49,666,937	(12,217,981)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(9,444,369)	(13,587,353)	(34,846,845)	(27,004,700)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(130,313,072)	(120,748,861)	(411,237,336)	(107,791,299)
NET ASSETS:
Change in net assets	(130,422,313)	(187,253,986)	(396,417,244)	(147,013,980)
Beginning of period	305,382,108	492,636,094	1,123,688,091	1,270,702,071
End of period	$174,959,795	$305,382,108	$727,270,847	$1,123,688,091

(a)
JPMorgan High Yield Municipal ETF acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan High Yield Municipal ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Limited Duration Bond ETF acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Limited Duration Bond ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan Sustainable Municipal Income ETF
	Year Ended February 29, 2024 (a)	Year Ended February 28, 2023 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,169,328	$7,078,485
Net realized gain (loss)	(9,847,259)	(6,883,359)
Distributions of capital gains received from investment company affiliates	—	1,336
Change in net unrealized appreciation/depreciation	13,385,865	(18,415,859)
Change in net assets resulting from operations	11,707,934	(18,219,397)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(7,551,058)	(7,029,156)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(48,084,330)	(26,017,228)
NET ASSETS:
Change in net assets	(43,927,454)	(51,265,781)
Beginning of period	261,653,554	312,919,335
End of period	$217,726,100	$261,653,554

(a)
JPMorgan Sustainable Municipal Income ETF acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Sustainable Municipal Income ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan High Yield Municipal ETF		JPMorgan Limited Duration Bond ETF
	Year Ended February 29, 2024(a)	Year Ended February 28, 2023(a)	Year Ended February 29, 2024(b)	Year Ended February 28, 2023(b)
CAPITAL TRANSACTIONS: (c) (d)
Proceeds from shares issued	$3,443,691	$3,722,949	$34,129,095	$60,324,732
Distributions reinvested	182,983	582,535	11,437,344	17,722,105
Cost of shares redeemed	(57,631,417)	(8,295,343)	(363,692,049)	(157,664,853)
Change in net assets resulting from capital transactions	(54,004,743)	(3,989,859)	(318,125,610)	(79,618,016)
Class A
Proceeds from shares issued	799,749	44,304,291	3,342,075	67,818,108
Distributions reinvested	1,789,218	5,573,975	2,367,196	3,417,443
Cost of shares redeemed	(23,938,145)	(80,866,511)	(47,922,575)	(92,530,834)
Change in net assets resulting from Class A capital transactions	(21,349,178)	(30,988,245)	(42,213,304)	(21,295,283)
Class C
Proceeds from shares issued	287,941	6,148,812	301,486	4,733,358
Distributions reinvested	202,030	610,915	143,219	166,895
Cost of shares redeemed	(6,182,391)	(15,721,448)	(3,598,701)	(7,663,998)
Change in net assets resulting from Class C capital transactions	(5,692,420)	(8,961,721)	(3,153,996)	(2,763,745)
Class I
Proceeds from shares issued	19,683,850	149,484,047	26,567,546	142,752,290
Distributions reinvested	1,622,857	6,717,825	2,914,658	4,604,734
Cost of shares redeemed	(70,573,438)	(233,010,908)	(77,226,630)	(151,471,279)
Change in net assets resulting from Class I capital transactions	(49,266,731)	(76,809,036)	(47,744,426)	(4,114,255)
Total change in net assets resulting from capital transactions	$(130,313,072)	$(120,748,861)	$(411,237,336)	$(107,791,299)

(a)
JPMorgan High Yield Municipal ETF acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan High Yield Municipal ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Limited Duration Bond ETF acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Limited Duration Bond ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
Reflects reorganization from JPMorgan High Yield Municipal Fund on July 14, 2023. See Note 1.
(d)
Reflects reorganization from JPMorgan Limited Duration Bond Fund on July 28, 2023. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan High Yield Municipal ETF		JPMorgan Limited Duration Bond ETF
	Year Ended February 29, 2024(a)	Year Ended February 28, 2023(a)	Year Ended February 29, 2024(b)	Year Ended February 28, 2023(b)
SHARE TRANSACTIONS: (c) (d)
Issued	64,935	370,970	676,744	6,202,110
Reinvested	3,670	58,472	228,552	1,829,077
Redeemed	(1,177,902)	(826,488)	(7,241,909)	(16,288,548)
Change in Shares	(1,109,297)	(397,046)	(6,336,613)	(8,257,361)
Class A
Issued	15,954	4,428,926	66,595	6,977,379
Reinvested	35,889	560,662	47,292	353,475
Redeemed	(478,669)	(8,023,241)	(956,310)	(9,526,980)
Change in Class A Shares	(426,826)	(3,033,653)	(842,423)	(2,196,126)
Class C
Issued	5,740	627,847	6,005	493,981
Reinvested	4,052	61,373	2,862	17,482
Redeemed	(124,088)	(1,571,853)	(71,843)	(799,173)
Change in Class C Shares	(114,296)	(882,633)	(62,976)	(287,710)
Class I
Issued	391,412	15,019,403	529,419	14,707,094
Reinvested	32,524	673,901	58,259	476,284
Redeemed	(1,411,135)	(23,155,741)	(1,539,450)	(15,640,007)
Change in Class I Shares	(987,199)	(7,462,437)	(951,772)	(456,629)

(a)
JPMorgan High Yield Municipal ETF acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan High Yield Municipal ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
JPMorgan Limited Duration Bond ETF acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Limited Duration Bond ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(c)
Reflects reorganization from JPMorgan High Yield Municipal Fund on July 14, 2023. See Note 1.
(d)
Reflects reorganization from JPMorgan Limited Duration Bond Fund on July 28, 2023. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Sustainable Municipal Income ETF
	Year Ended February 29, 2024(a)	Year Ended February 28, 2023(a)
CAPITAL TRANSACTIONS: (b)
Proceeds from shares issued	$10,765,358	$67,591,023
Distributions reinvested	672,386	1,868,499
Cost of shares redeemed	(47,080,166)	(78,283,703)
Change in net assets resulting from capital transactions	(35,642,422)	(8,824,181)
Class A
Proceeds from shares issued	412,669	15,363,046
Distributions reinvested	763,534	2,071,500
Cost of shares redeemed	(10,107,211)	(38,051,879)
Change in net assets resulting from Class A capital transactions	(8,931,008)	(20,617,333)
Class C
Proceeds from shares issued	11,317	314,322
Distributions reinvested	44,105	94,302
Cost of shares redeemed	(315,902)	(2,583,600)
Change in net assets resulting from Class C capital transactions	(260,480)	(2,174,976)
Class I
Proceeds from shares issued	28,984,690	151,500,951
Distributions reinvested	1,249,534	2,928,191
Cost of shares redeemed	(33,484,644)	(148,829,880)
Change in net assets resulting from Class I capital transactions	(3,250,420)	5,599,262
Total change in net assets resulting from capital transactions	$(48,084,330)	$(26,017,228)

(a)
JPMorgan Sustainable Municipal Income ETF acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Sustainable Municipal Income ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
Reflects reorganization from JPMorgan Sustainable Municipal Income Fund on July 14, 2023. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	JPMorgan Sustainable Municipal Income ETF
	Year Ended February 29, 2024(a)	Year Ended February 28, 2023(a)
SHARE TRANSACTIONS: (b)
Issued	220,384	7,508,375
Reinvested	13,475	208,900
Redeemed	(953,151)	(8,786,046)
Change in Shares	(719,292)	(1,068,771)
Class A
Issued	8,221	1,703,245
Reinvested	15,299	230,157
Redeemed	(202,526)	(4,198,555)
Change in Class A Shares	(179,006)	(2,265,153)
Class C
Issued	226	35,148
Reinvested	884	10,586
Redeemed	(6,312)	(288,123)
Change in Class C Shares	(5,202)	(242,389)
Class I
Issued	578,020	16,822,311
Reinvested	25,029	327,918
Redeemed	(671,881)	(16,576,175)
Change in Class I Shares	(68,832)	574,054

(a)
JPMorgan Sustainable Municipal Income ETF acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Sustainable Municipal Income ETF and will be used going forward. As a result, the information prior to close of business on July 14, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
Reflects reorganization from JPMorgan Sustainable Municipal Income Fund on July 14, 2023. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	43

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total Distributions	Net asset value, end of period
JPMorgan High Yield Municipal ETF (e)
Year Ended February 29, 2024	$49.76	$2.38	$(0.05)	$2.33	$(2.11)	$—	$(2.11)	$49.98
Year Ended February 28, 2023	58.54	2.02	(8.78)	(6.76)	(2.02)	—	(2.02)	49.76
Year Ended February 28, 2022	59.42	1.86	(0.88)	0.98	(1.86)	—	(1.86)	58.54
Year Ended February 28, 2021	61.64	1.86	(2.22)	(0.36)	(1.81)	(0.05)	(1.86)	59.42
Year Ended February 29, 2020	56.17	1.81	5.47	7.28	(1.76)	(0.05)	(1.81)	61.64

(a)	Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on July 14, 2023. See Note 1.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
JPMorgan High Yield Municipal ETF acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 14, 2023. Market price returns are calculated using the official closing price of the JPMorgan High Yield Municipal
ETF on the listing exchange as of the time that the JPMorgan High Yield Municipal ETF's NAV is calculated. Prior to the JPMorgan High Yield Municipal ETF's listing on July 17, 2023, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(e)
JPMorgan High Yield Municipal ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund (“Predecessor Fund”) in a
reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period March 1, 2019 up through the reorganization.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	February 29, 2024

	Ratios/Supplemental data
				Ratios to average net assets
Market price, end of period	Total Return(c)	Market price total return(d)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$49.75	4.85%	4.38%	$174,959,795	0.35%	4.87%	0.59%	90%
49.76	(11.62)	(11.62)	13,436,450	0.45	3.82	0.52	21
58.54	1.60	1.60	20,315,531	0.45	3.07	0.51	24
59.42	(0.41)	(0.41)	21,168,811	0.45	3.16	0.51	39
61.64	13.12	13.12	6,060,120	0.44	3.01	0.56	18
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	45

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Limited Duration Bond ETF (f)
Year Ended February 29, 2024	$50.00	$2.14	$0.81	$2.95	$(2.00)
Year Ended February 28, 2023	51.60	1.19	(1.60)	(0.41)	(1.19)
Year Ended February 28, 2022	52.68	0.57	(1.08)	(0.51)	(0.57)
Year Ended February 28, 2021	52.63	0.83	0.05	0.88	(0.83)
Year Ended February 29, 2020	51.70	1.39	0.93	2.32	(1.39)

(a)	Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on July 28, 2023. See Note 1.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
JPMorgan Limited Duration Bond ETF acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund (“Predecessor Fund”) in a
reorganization that occurred as of the close of business on July 28, 2023. Market price returns are calculated using the official closing price of the JPMorgan
Limited Duration Bond ETF on the listing exchange as of the time that the JPMorgan Limited Duration Bond ETF's NAV is calculated. Prior to the JPMorgan Limited
Duration Bond ETF's listing on July 31, 2023, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
JPMorgan Limited Duration Bond ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund (“Predecessor Fund”) in a
reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period March 1, 2019 up through the reorganization.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	February 29, 2024

		Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total Return(c)	Market price total return(d)	Net assets, end of period	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$50.95	$50.80	6.05%	5.74%	$727,270,847	0.23%	4.27%	0.33%	6%
50.00	50.00	(0.74)	(0.74)	716,175,584	0.23	2.41	0.31	26
51.60	51.60	(0.95)	(0.95)	821,093,668	0.24	1.10	0.30	24
52.68	52.68	1.70	1.70	859,503,428	0.23	1.55	0.30	35
52.63	52.63	4.53	4.53	743,296,676	0.24	2.63	0.35	27
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Sustainable Municipal Income ETF (e)
Year Ended February 29, 2024	$49.56	$1.77	$0.81	$2.58	$(1.59)
Year Ended February 28, 2023	53.82	1.35	(4.21)	(2.86)	(1.40)
Year Ended February 28, 2022	55.45	1.18	(1.63)	(0.45)	(1.18)
Year Ended February 28, 2021	55.79	1.12	(0.34)	0.78	(1.12)
Year Ended February 29, 2020	53.20	1.29	2.59	3.88	(1.29)

(a)	Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on July 14, 2023. See Note 1.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
JPMorgan Sustainable Municipal Income ETF acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund (“Predecessor Fund”) in
a reorganization that occurred as of the close of business on July 14, 2023. Market price returns are calculated using the official closing price of the JPMorgan
Sustainable Municipal Income ETF on the listing exchange as of the time that the JPMorgan Sustainable Municipal Income ETF's NAV is calculated. Prior to the
JPMorgan Sustainable Municipal Income ETF's listing on July 17, 2023, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(e)
JPMorgan Sustainable Municipal Income ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund
(“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s
Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor
Fund’s Class R6 Shares for the period March 1, 2019 up through the reorganization.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	February 29, 2024

		Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total Return(c)	Market price total return(d)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$50.55	$50.49	5.32%	5.20%	$217,726,100	0.20%	3.57%	0.52%	35%
49.56	49.56	(5.36)	(5.36)	65,552,740	0.35	2.69	0.49	37
53.82	53.82	(0.82)	(0.82)	81,399,139	0.35	2.14	0.46	18
55.45	55.45	1.46	1.46	62,415,473	0.34	2.06	0.46	22
55.79	55.79	7.36	7.36	60,936,135	0.34	2.38	0.49	7
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	49

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The following are 3 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan High Yield Municipal ETF	Diversified
JPMorgan Limited Duration Bond ETF	Diversified
JPMorgan Sustainable Municipal Income ETF	Diversified
Pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees (the “Board”) of the applicable mutual fund trust, the following mutual funds (each, an “Acquired Fund” and collectively the “Acquired Funds”) were each reorganized into a newly created exchange-traded fund (each, a “Reorganization”) as of the close of business on the dates noted below (each, a “Closing Date”):
Acquired Fund	Fund	Closing Date
JPMorgan High Yield Municipal Fund	JPMorgan High Yield Municipal ETF	July 14, 2023
JPMorgan Limited Duration Bond Fund	JPMorgan Limited Duration Bond ETF	July 28, 2023
JPMorgan Sustainable Municipal Income Fund	JPMorgan Sustainable Municipal Income ETF	July 14, 2023
Following its Reorganization, each Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the new Fund. In connection with each Reorganization, each shareholder of an Acquired Fund (except as noted below) received shares of the surviving Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of an Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Funds shares liquidated, and such shareholders received cash equal in value to their Acquired Funds shares, which cash payment might have been taxable. Shareholders of an Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the applicable Reorganization had their Acquired Fund shares exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. Each Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as its Acquired Fund. Effective as of the close of business on its Closing Date, each Acquired Fund ceased operations in connection with the consummation of its Reorganization.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Costs incurred by the Funds and the Acquired Funds associated with each Reorganization (including the legal costs associated with each Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by each Fund or Acquired Fund associated with each Reorganization, including any brokerage fees and expenses incurred by the Fund or Acquired Fund related to the disposition and acquisition of assets as part of each Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Funds and the Acquired Funds. The management fee of each Fund is the same as the management fee of the corresponding Acquired Fund. The total annual fund operating expenses of each Fund are expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with the Funds for a term ending July 31, 2026. Each Reorganization did not result in the material change to the Acquired Funds' portfolio holdings. There are no material differences in accounting policies of the Acquired Funds as compared to those of the Funds. Each Fund did not purchase or sell securities following its Reorganization for purposes of realigning its investment portfolio. Accordingly, each Reorganization of an Acquired Fund did not affect the corresponding Fund’s portfolio turnover ratios for the year ended February 29, 2024.
The investment objective of JPMorgan High Yield Municipal ETF (“High Yield Municipal ETF”) is to seek a high level of current income exempt from federal income taxes.
The investment objective of JPMorgan Limited Duration Bond ETF (“Limited Duration Bond ETF”) is to seek a high level of current income consistent with low volatility of principal.
The investment objective of JPMorgan Sustainable Municipal Income ETF (“Sustainable Municipal Income ETF”) is to seek a current income exempt from federal income taxes.

50	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
High Yield Municipal ETF	NYSE Arca, Inc.
Limited Duration Bond ETF	Cboe BZX Exchange, Inc.
Sustainable Municipal Income ETF	NYSE Arca, Inc.
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Limited Duration Bond ETF at February 29, 2024.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
High Yield Municipal ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$159,164,191	$—	$159,164,191
Short-Term Investments
Investment Companies	15,938,250	—	—	15,938,250
Total Investments in Securities	$15,938,250	$159,164,191	$—	$175,102,441

Limited Duration Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$260,334,069	$13,893,620	$274,227,689
Collateralized Mortgage Obligations	—	209,044,229	—	209,044,229
Commercial Mortgage-Backed Securities	—	69,880,869	—	69,880,869
Corporate Bonds	—	26,854,128	—	26,854,128
Mortgage-Backed Securities	—	73,409,911	—	73,409,911
Short-Term Investments
Investment Companies	71,408,011	—	—	71,408,011
Total Investments in Securities	$71,408,011	$639,523,206	$13,893,620	$724,824,837

Sustainable Municipal Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$189,929,995	$—	$189,929,995
Short-Term Investments
Investment Companies	33,472,938	—	—	33,472,938
Total Investments in Securities	$33,472,938	$189,929,995	$—	$223,402,933

52	J.P. Morgan Exchange-Traded Funds	February 29, 2024

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Limited Duration Bond ETF	Balance as of February 28, 2023*	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$18,725,809	$—	$432,239	$11,393	$—	$(5,275,821)	$—	$—	$13,893,620

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

*
As of the close of business on July 28, 2023, JPMorgan Limited Duration Bond Fund (the "Acquired Fund"), a series of JPMorgan Trust II, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan Limited Duration Bond ETF (the "Fund"). Following the
Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The table includes transactions from the
Acquired Fund for the period March 1, 2023 through July 28, 2023.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $400,739. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Limited
Duration Bond ETF
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$13,893,620	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (3.33%)
			Yield (Discount Rate of Cash Flows)	5.74% - 7.20% (6.27%)

Asset-Backed Securities	13,893,620
Total	$13,893,620

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Restricted Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 29, 2024, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	53

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments— High Yield Municipal ETF and Sustainable Municipal Income ETF purchased when-issued securities, including To-Be-Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
High Yield Municipal ETF and Sustainable Municipal Income ETF had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 29, 2024, which are shown as a Receivable for Investment securities sold — delayed delivery securities and/or a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 29, 2024 are detailed on the SOIs, if any.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended February 29, 2024.

54	J.P. Morgan Exchange-Traded Funds	February 29, 2024

E. Investment Transactions with Affiliates— The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
High Yield Municipal ETF
For the year ended February 29, 2024*
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$—	$105,818,246	$89,882,813	$1,957	$860	$15,938,250	15,936,656	$265,540	$—
JPMorgan Institutional Tax Free Money Market Fund Class Institutional Shares, 3.28% (a) (b)	—	119,630,112	119,624,421	(5,691)	—	—	—	243,355	—
Total	$—	$225,448,358	$209,507,234	$(3,734)	$860	$15,938,250		$508,895	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*
As of the close of business on July 14, 2023, JPMorgan High Yield Municipal Fund (the "Acquired Fund"), a series of JPMorgan Trust I, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan High Yield Municipal ETF (the "Fund"). Following the
Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The table includes transactions from the
Acquired Fund for the period March 1, 2023 through July 14, 2023.

Limited Duration Bond ETF
For the year ended February 29, 2024*
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b)	$—	$263,552,735	$192,162,461	$13,605	$4,132	$71,408,011	71,372,325	$1,764,485	$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (a) (b)	98,193,083	216,149,340	314,319,032	13,438	(36,829)	—	—	1,660,612	—
Total	$98,193,083	$479,702,075	$506,481,493	$27,043	$(32,697)	$71,408,011		$3,425,097	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*
As of the close of business on July 28, 2023, JPMorgan Limited Duration Bond Fund (the "Acquired Fund"), a series of JPMorgan Trust II, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan Limited Duration Bond ETF (the "Fund"). Following the
Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The table includes transactions from the
Acquired Fund for the period March 1, 2023 through July 28, 2023.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	55

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
Sustainable Municipal Income ETF
For the year ended February 29, 2024*
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$10,265,129	$135,197,545	$111,990,859	$1,234	$(111)	$33,472,938	33,469,591	$346,549	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
*
As of the close of business on July 14, 2023, JPMorgan Sustainable Municipal Income Fund (the "Acquired Fund"), a series of JPMorgan Trust II, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan Sustainable Municipal Income ETF (the "Fund").
Following the Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The table includes transactions from the Acquired Fund for the period March 1, 2023 through July 14, 2023.

F. Derivatives — High Yield Municipal ETF and Sustainable Municipal Income ETF used derivative instruments including futures contracts and swaps, in connection with their respective investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds' risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds' ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds' net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.
Notes F(1) - F(2) below describe the various derivatives used by the Funds.
(1) Futures Contracts— Sustainable Municipal Income ETF used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the

56	J.P. Morgan Exchange-Traded Funds	February 29, 2024

amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Swaps— High Yield Municipal ETF and Sustainable Municipal Income ETF engaged in various swap transactions, to manage credit and interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is reported as Deposits at broker for centrally cleared swaps on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Funds’ OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps
High Yield Municipal ETF and Sustainable Municipal Income ETF entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
(3) Summary of Derivatives Information—The following table presents the effect of derivatives on the Statements of Operations for the year ended February 29, 2024, by primary underlying risk exposure:
	High Yield Municipal ETF	Sustainable Municipal Income ETF
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$—	$(41,110)

February 29, 2024	J.P. Morgan Exchange-Traded Funds	57

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
	High Yield Municipal ETF	Sustainable Municipal Income ETF
Credit Exposure Risk:
Swap Contracts	$(1,030,413)	$(1,529,567)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	—	(537)
Credit Exposure Risk:
Swap Contracts	786,518	663,141
Derivatives Volume
The table below discloses the volume of the Funds' futures contracts and swaps activity during the year ended February 29, 2024. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	High Yield Municipal ETF	Sustainable Municipal Income ETF
Futures Contracts:
Average Notional Balance Short	$—	$220,226
Credit Default Swaps:
Average Notional Balance - Buy Protection	7,026,154	8,926,923
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Allocation of Income and Expenses— Expenses directly attributable to the Funds are charged directly to the Funds, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.
Transfer agency fees charged to the Acquired Funds were class-specific expenses. The amount of the transfer agency fees charged to each share class of the Acquired Funds for the period March 1, 2023 through Closing Date were as follows:
	Class A	Class C	Class I	ETF Shares	Total
High Yield Municipal ETF
Transfer agency fees	$1,739	$163	$703	$51	$2,656
Limited Duration Bond ETF
Transfer agency fees	5,050	175	1,170	3,934	10,329
Sustainable Municipal Income ETF
Transfer agency fees	810	75	607	210	1,702

58	J.P. Morgan Exchange-Traded Funds	February 29, 2024

I. Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 29, 2024, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
High Yield Municipal ETF	$—	$(231,299)	$231,299
Limited Duration Bond ETF	—	685	(685)
Sustainable Municipal Income ETF	—	(9,301)	9,301
The reclassifications for the Fund relate primarily to tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

High Yield Municipal ETF	0.35%
Limited Duration Bond ETF	0.20
Sustainable Municipal Income ETF	0.30
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended February 29, 2024, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.G.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Distribution Fees— Up through the Closing Date, pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), JPMDS served as each Acquired Fund's principal underwriter and promoted and arranged for the sale of each Acquired Fund's shares.
Up through the Closing Date, each Acquired Fund's Board had adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Acquired Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Acquired Funds did not charge a

February 29, 2024	J.P. Morgan Exchange-Traded Funds	59

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
distribution fee. The Distribution Plan provided that the Acquired Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
High Yield Municipal ETF	0.25%	0.75%
Limited Duration Bond ETF	0.25	0.75
Sustainable Municipal Income ETF	0.25	0.75
For the period March 1, 2023 through the Closing Date, JPMDS waived its distribution fee.
In addition, up through the Closing Date, JPMDS was entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charge ("CDSC") from redemptions of Class C Shares (except for Class C Shares of JPMorgan Limited Duration Fund purchased prior to September 3, 2013) and certain Class A Shares of the Acquired Funds for which front-end sales charges have been waived. For the period March 1, 2023 through the Closing Date, JPMDS did not retain any front-end sales charges or CDSCs.
D. Service Fees—Up through the Closing Date, JPMorgan Trust I and JPMorgan Trust II, on behalf of JPMorgan High Yield Municipal Fund, JPMorgan Limited Duration Bond ETF and JPMorgan Sustainable Municipal Income ETF, respectively, had entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provided certain support services to fund shareholders. For performing these services, JPMDS received a fee with respect to all share classes of the Acquired Funds, except Class R6 Shares which did not charge a service fee, that was accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
High Yield Municipal ETF	0.25%	0.25%	0.25%
Limited Duration Bond ETF	0.25	0.25	0.25
Sustainable Municipal Income ETF	0.25	0.25	0.25
Prior to the Closing Date, JPMDS had entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invested in the Acquired Funds. Pursuant to such contracts, JPMDS paid all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.G.
E. Custodian, Accounting and Transfer Agent Fees— JPMCB provides portfolio custody, accounting and transfer agency services (effective as of the Closing Date) to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. The amounts paid directly to JPMCB by the Funds for transfer agency services are included in Transfer agency fees on the Statements of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Funds for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Distribution Services— The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
G. Waivers and Reimbursements—The Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.35% of High Yield Municipal ETF's average net assets, 0.24% of Limited Duration ETF's average net assets and 0.18% of Sustainable Municipal Income ETF's average net assets.
Prior to the Closing Date, the Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below,

60	J.P. Morgan Exchange-Traded Funds	February 29, 2024

dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
High Yield Municipal ETF	0.65%	1.15%	0.55%	0.45%
Limited Duration Bond ETF	0.70	1.20	0.45	0.25
Sustainable Municipal Income ETF	0.70	1.25	0.45	0.35
For the year ended February 29, 2024, the Funds' service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers					Voluntary Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements	12b-1
High Yield Municipal ETF	$71,329	$42,962	$203,249	$317,540	$317,545	$162,173
Limited Duration Bond ETF	180,935	115,415	80,850	377,200	407,560	187,512
Sustainable Municipal Income ETF	103,500	63,528	112,568	279,596	474,072	83,166
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended February 29, 2024 were as follows:

High Yield Municipal ETF	$10,483
Limited Duration Bond ETF	93,221
Sustainable Municipal Income ETF	11,798
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 29, 2024, the amount of these reimbursements were as follows:

High Yield Municipal ETF	$671
Limited Duration Bond ETF	725
Sustainable Municipal Income ETF	669
H. Other— Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The Funds, along with certain other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 29, 2024, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	61

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
4. Investment Transactions
During the year ended February 29, 2024, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
High Yield Municipal ETF	$189,734,477	$331,543,562
Limited Duration Bond ETF	48,877,560	445,780,139
Sustainable Municipal Income ETF	78,925,147	146,225,643
During the year ended February 29, 2024, the Funds delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2024 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield Municipal ETF	$182,812,793	$4,953,863	$12,664,215	$(7,710,352)
Limited Duration Bond ETF	754,368,430	932,972	30,476,565	(29,543,593)
Sustainable Municipal Income ETF	225,992,708	2,335,731	4,925,506	(2,589,775)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments.
The tax character of distributions paid during the year ended February 29, 2024 was as follows:
	Ordinary Income*	Tax Exempt Income	Total Distributions Paid
High Yield Municipal ETF	$461,845	$8,982,524	$9,444,369
Limited Duration Bond ETF	34,846,845	—	34,846,845
Sustainable Municipal Income ETF	110,075	7,440,983	7,551,058

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Tax Exempt Income	Total Distributions Paid
High Yield Municipal ETF	$282,527	$13,304,826	$13,587,353
Limited Duration Bond ETF	27,004,700	—	27,004,700
Sustainable Municipal Income ETF	23,014	7,006,142	7,029,156

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

62	J.P. Morgan Exchange-Traded Funds	February 29, 2024

As of February 29, 2024, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
High Yield Municipal ETF	$—	$(49,332,087)	$706,932	$(7,710,352)
Limited Duration Bond ETF	2,606,969	(20,011,880)	—	(29,543,593)
Sustainable Municipal Income ETF	—	(11,183,531)	677,455	(2,589,775)
The cumulative timing differences primarily consist of post-October capital loss deferrals.
At February 29, 2024, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
High Yield Municipal ETF	$6,330,658	$43,001,429
Limited Duration Bond ETF	359,083	19,652,797
Sustainable Municipal Income ETF	2,933,838	8,249,693
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 29, 2024, the Funds deferred to March 1, 2024 the following net capital losses (gains) of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
High Yield Municipal ETF	$(354,116)	$6,139,314
Limited Duration Bond ETF	—	310
Sustainable Municipal Income ETF	489,597	5,324,167
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for the Funds, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate

February 29, 2024	J.P. Morgan Exchange-Traded Funds	63

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 29, 2024.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2024.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate (“SOFR”). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended February 29, 2024.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 29, 2024, J.P. Morgan Investor Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
J.P. Morgan Investor Funds
Limited Duration Bond ETF	57.6%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Fund to value accurately.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds invest in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Funds may face a heightened level of

64	J.P. Morgan Exchange-Traded Funds	February 29, 2024

interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
High Yield Municipal ETF invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
Sustainable Municipal Income ETF’s investment in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits could cause it to perform differently compared to funds that do not have such a policy. Investing in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the municipal bonds identified by the Adviser’s use of proceeds determination do not operate as expected when addressing positive social or environmental benefits. The Adviser’s assessment of the positive social or environmental impact of a municipal bond’s proceeds is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in bonds that do not comply with the Fund’s approach towards considering social or environmental characteristics. The factors that the Adviser considers in evaluating whether a security has positive social or environmental benefits may change over time. There are significant differences in interpretations of what it means to promote positive social or environmental benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other’s views.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan High Yield Municipal ETF, JPMorgan Limited Duration Bond ETF and JPMorgan Sustainable Municipal Income ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan High Yield Municipal ETF, JPMorgan Limited Duration Bond ETF and JPMorgan Sustainable Municipal Income ETF (three of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 24, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

66	J.P. Morgan Exchange-Traded Funds	February 29, 2024

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-2023); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	None
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

February 29, 2024	J.P. Morgan Exchange-Traded Funds	67

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	167	None

68	J.P. Morgan Exchange-Traded Funds	February 29, 2024

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	69

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

70	J.P. Morgan Exchange-Traded Funds	February 29, 2024

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.

February 29, 2024	J.P. Morgan Exchange-Traded Funds	71

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

72	J.P. Morgan Exchange-Traded Funds	February 29, 2024

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2023, and continued to hold your shares at the end of the reporting period, February 29, 2024.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan High Yield Municipal ETF
Actual	$1,000.00	$1,046.80	$1.73	0.34%
Hypothetical	1,000.00	1,023.17	1.71	0.34
JPMorgan Limited Duration Bond ETF
Actual	1,000.00	1,037.30	1.17	0.23
Hypothetical	1,000.00	1,023.72	1.16	0.23
JPMorgan Sustainable Municipal Income ETF
Actual	1,000.00	1,040.20	0.86	0.17
Hypothetical	1,000.00	1,024.02	0.86	0.17

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

February 29, 2024	J.P. Morgan Exchange-Traded Funds	73

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.1
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2024, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
1 Effective July 24, 2024, the J.P. Morgan Funds will implement the Tailored Shareholder Reports for Mutual Funds and Exchanged-Traded Funds Rule. This rule rescinds the currently-required statement regarding the operation and effectiveness of a fund’s Liquidity Risk Management Program from the shareholder report.

74	J.P. Morgan Exchange-Traded Funds	February 29, 2024

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 29, 2024. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2024. The information necessary to complete your income tax returns for the calendar year ending December 31, 2024 will be provided under separate cover.
Qualified Interest Income (QII)
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income for the fiscal year ended February 29, 2024:
Qualified Interest Income
JPMorgan Limited Duration Bond ETF	$28,905,837
Tax Exempt Income
Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 29, 2024:
Exempt Distributions Paid
JPMorgan High Yield Municipal ETF	$8,982,524
JPMorgan Sustainable Municipal Income ETF	7,440,983

February 29, 2024	J.P. Morgan Exchange-Traded Funds	75

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statements of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2024. All rights reserved. February 2024.
AN-CONVETF2-224

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N -CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a -2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2024 – $1,343,673

2023 – $769,391

(b) Disclose, under the caption Audit -Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT -RELATED FEES

2024 – $132,386

2023 – $85,431

Audit -related fees consist of security count procedures performed as required under Rule 17f -2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2024 – $314,718

2023 – $197,183

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 29, 2024 and 2023, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2 -01 of Regulation S -X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2024 – $0

2023 – $0

(e)(1) Disclose the audit committee’s pre -approval policies and procedures described in paragraph (c)(7) of Rule 2 -01 of Regulation S -X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre -approval of audit and non -audit services (the “Pre -approval Policy”), the Audit Committee pre -approves all audit and non -audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre -approves the auditor’s engagement for non -audit services with the Registrant’s investment adviser (not including a sub -adviser whose role is primarily portfolio management and is sub -contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2 -01 of Regulation S -X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre -approved either 1) without consideration of specific case -by - case services or 2) require the specific pre -approval of the Audit Committee. Therefore, initially the Pre -approval Policy listed a number of audit and non -audit services that have been approved by the Audit Committee, or which were not subject to pre - approval under the transition provisions of Sarbanes -Oxley Act of 2002 (the “Pre -approval List”). The Audit Committee annually reviews and pre -approves the services included on the Pre -approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre -approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre -approved services from time to time, based on subsequent determinations. All other audit and non -audit services not on the Pre -approval List must be specifically pre -approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre -approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre -approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2 -01 of Regulation S -X.

2024 – 0.0%

2023 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full -time, permanent employees.

Not applicable.

(g) Disclose the aggregate non -audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub -adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non -audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2023 – $35.4 million

2022 – $31.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non -audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre -approved pursuant to paragraph (c)(7)(ii) of Rule 2 -01 of Regulation S -X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non -audit services that were rendered to Service Affiliates that were not pre -approved (not requiring pre -approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre -approved were pre -approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A -3 under the Exchange Act (17CFR 240.10A -3), state whether or not the registrant has a separately -designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia.

(b) If applicable, provide the disclosure required by Rule 10A -3(d) under the Exchange Act (17CFR 240.10A -3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12 -12 of Regulation S -X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED -END MANAGEMENT INVESTMENT COMPANIES.

A closed -end management investment company that is filing an annual report on this Form N -CSR must, unless it invests exclusively in non -voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a -2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED -END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED -END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed -end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b -18(a)(3) under the Exchange Act (17 CFR 240.10b -18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a -101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a -3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a -3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a -15(b) or 15d -15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N -CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N -CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a -3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the reporting period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a -2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer.
May 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 6, 2024

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 6, 2024